Registration No. 333-05593
                                                      Registration No. 811-07659
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM N-4

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

         Pre-Effective Amendment No.                                       [ ]


         Post-Effective Amendment No. 56                                   [X]


                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]


         Amendment No. 244                                                 [X]


                        (Check appropriate box or boxes)

                              --------------------

                            SEPARATE ACCOUNT No. 49
                                       of
                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                              --------------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                              (Name of Depositor)

             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 554-1234

                              --------------------



                                   DODIE KENT
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                      AXA Equitable Life Insurance Company
              1290 Avenue of the Americas, New York, New York 10104
                     (Name and Address of Agent for Service)


                              --------------------

                  Please send copies of all communications to:

                           CHRISTOPHER E. PALMER, ESQ.
                               GOODWIN PROCTER LLP
                            901 NEW YORK AVENUE, N.W.
                             WASHINGTON, D.C. 20001

         Approximate Date of Proposed Public Offering:  Continuous.

         It is proposed that this filing will become effective (check appropriate box):

  [ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485.

  [X]    On April 30, 2010 pursuant to paragraph (b) of Rule 485.

  [ ]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.

  [ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.


If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

         Units of interest in Separate Account under variable annuity contracts.

                                      NOTE

This Post Effective Amendment No. 56 ("PEA") to the Form N-4 Registration Statement No. 333-05593 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 49 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectuses, supplements and Statements of Additional Information. Part C of this Registration Statement has also been updated pursuant to the requirements of Form N-4. The PEA does not amend or delete any other Prospectus or supplements to any Prospectus or any other part of the Registration Statement except as specifically noted herein.
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The Accumulator(R) Series
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2010

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?


The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging.(+)

For Accumulator(R) Plus contracts, we allocate a credit to your account value at the same time we allocate your contribution. Under the Accumulator(R) Plus contracts, a portion of the withdrawal charge and mortality and expense risks charge are used to recover the cost of providing the credit. The charge associated with the credit may, over time, exceed the sum of the credit and related earnings. Expenses for a contract with a credit may be higher than expenses for a contract without a credit.

This Prospectus is not your contract although this Prospectus provides a description of all material features, benefits, rights and obligations. Your contract (including any endorsements, riders and data pages as identified in your contract) is the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus. If certain material provisions under the contract are changed after the date of this Prospectus in accordance with the contract, those changes will be described in a supplement to this Prospectus. You should carefully read this Prospectus in conjunction with any applicable supplements.

The contract may not currently be available in all states. In addition, certain features and benefits described in this Prospectus may vary in your state and may not be available at the time you purchase the contract. See Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All features and benefits described in this Prospectus may not be available in all contracts or from all selling broker-dealers. You may contact us to purchase any version of the contract if a version is not offered by the selling broker-dealer. We have the right to restrict availability of any optional feature or benefit. Not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
----------------------
(+) The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite(SM) contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts.

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o AXA Balanced Strategy*                 o EQ/Large Cap Value Index
o AXA Conservative Growth Strategy*      o EQ/Large Cap Value PLUS
o AXA Conservative Strategy*             o EQ/Lord Abbett Growth and Income
o AXA Growth Strategy*                   o EQ/Lord Abbett Large Cap Core
o AXA Moderate Growth Strategy*          o EQ/Mid Cap Index
o EQ/AllianceBernstein International     o EQ/Mid Cap Value PLUS
o EQ/AllianceBernstein Small Cap         o EQ/Money Market
  Growth                                 o EQ/Morgan Stanley Mid Cap Growth**
o EQ/AXA Franklin Small Cap Value Core   o EQ/Oppenheimer Global
o EQ/BlackRock Basic Value Equity        o EQ/Quality Bond PLUS
o EQ/BlackRock International Value       o EQ/Small Company Index
o EQ/Boston Advisors Equity Income       o EQ/T. Rowe Price Growth Stock
o EQ/Calvert Socially Responsible        o EQ/Templeton Global Equity
o EQ/Capital Guardian Growth             o EQ/UBS Growth and Income
o EQ/Capital Guardian Research           o EQ/Van Kampen Comstock
o EQ/Common Stock Index                  o EQ/Wells Fargo Advantage Omega
o EQ/Core Bond Index                     Growth**
o EQ/Davis New York Venture              o Multimanager Aggressive Equity
o EQ/Equity 500 Index                    o Multimanager Core Bond
o EQ/Franklin Templeton Allocation       o Multimanager International Equity
o EQ/Intermediate Government Bond        o Multimanager Large Cap Core Equity
  Index                                  o Multimanager Large Cap Growth***
o EQ/International Core PLUS             o Multimanager Large Cap Value
o EQ/International Growth                o Multimanager Mid Cap Growth
o EQ/JPMorgan Value Opportunities        o Multimanager Mid Cap Value
o EQ/Large Cap Core PLUS                 o Multimanager Small Cap Growth
o EQ/Large Cap Growth Index              o Multimanager Small Cap Value
o EQ/Large Cap Growth PLUS               o Multimanager Technology
--------------------------------------------------------------------------------

*    The "AXA Strategic Allocation Portfolios".


** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.

*** Please see "Portfolios of the Trusts" later in this Prospectus regarding the planned substitution of this variable investment option.




THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                  X02975/9.0 All

                                                                        (R-4/15)


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Each variable investment option is a subaccount of Separate Account No. 49.
Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or the EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. The contract also includes a guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

The contract includes investment restrictions. You must allocate amounts under either Option A--Asset Allocation ("Option A") or Option B--Custom Selection ("Option B"), which are discussed later in this Prospectus. Option A generally requires that 100% of your account value be invested in the AXA Strategic Allocation Portfolios, the EQ/Money Market Portfolio, the guaranteed interest option or the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). Option B permits allocation to additional variable investment options subject to certain category and percentage limitations. Consequently, a contract owner who is interested in having more investment options would elect Option B. However, Option B requires that at least 30% of your account value be invested in fixed income options. If you elect the Guaranteed minimum income benefit I--Asset Allocation ("GMIB I--Asset Allocation"), your contract will be restricted to Option A. If you don't elect a Guaranteed minimum income benefit or if you elect Guaranteed minimum income benefit II--Custom Selection ("GMIB II--Custom Selection"), you can choose either Option A or Option B. Because GMIB II--Custom Selection permits you to allocate amounts under either Option A or Option B, the fees associated with GMIB II--Custom Selection are higher than those associated with GMIB I--Asset Allocation. See "Allocating your contributions" later in this Prospectus for more information on the requirements related to Options A and B.

TYPES OF CONTRACTS. We offer the contracts for use as:

o    A nonqualified annuity ("NQ") for after-tax contributions only.

o    An individual retirement annuity ("IRA"), either traditional IRA or Roth
     IRA.

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

o An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "How you can purchase and contribute to your contract" in "Contract features and benefits" for more information.


The registration statement relating to this offering has been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.



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Contents of this Prospectus

--------------------------------------------------------------------------------
THE ACCUMULATOR(R) SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        7
How to reach us                                                              8
The Accumulator(R) Series at a glance -- key features                       10

--------------------------------------------------------------------------------
FEE TABLE                                                                   14
--------------------------------------------------------------------------------

Examples                                                                    16

Condensed financial information                                             17



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           18
--------------------------------------------------------------------------------
How you can purchase and contribute to your contract                        18
Owner and annuitant requirements                                            28
How you can make your contributions                                         28
What are your investment options under the contract?                        29
Portfolios of the Trusts                                                    30
Allocating your contributions                                               35
Credits (for Accumulator(R) Plus(SM) contracts only)                        40
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 41
Annuity purchase factors                                                    43
Guaranteed minimum income benefit                                           44
Adding the Guaranteed minimum income benefit after issue                    46
Dropping the Guaranteed minimum income benefit after issue                  46
Guaranteed minimum death benefit                                            47
Guaranteed withdrawal benefit for life ("GWBL")                             49
Dropping the Guaranteed withdrawal benefit for life after
     conversion                                                             55
Inherited IRA beneficiary continuation contract                             55
Your right to cancel within a certain number of days                        56



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        58
--------------------------------------------------------------------------------
Your account value and cash value                                           58
Your contract's value in the variable investment options                    58
Your contract's value in the guaranteed interest option                     58
Your contract's value in the account for special dollar
     cost averaging                                                         58
Insufficient account value                                                  58


----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this Prospectus  3


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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         59
--------------------------------------------------------------------------------
Transferring your account value                                             59
Disruptive transfer activity                                                59
Rebalancing your account value                                              60



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     61
--------------------------------------------------------------------------------
Withdrawing your account value                                              61
How withdrawals are taken from your account value                           63
How withdrawals affect your Guaranteed minimum
     income benefit and Guaranteed minimum death benefit                    64
How withdrawals affect your GWBL                                            64
Withdrawals treated as surrenders                                           65
Surrendering your contract to receive its cash value                        65
When to expect payments                                                     65
Your annuity payout options                                                 65



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     69
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          69
Charges that the Trusts deduct                                              73
Group or sponsored arrangements                                             73
Other distribution arrangements                                             73



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 74
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     74
Beneficiary continuation option                                             76



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          79
--------------------------------------------------------------------------------
Overview                                                                    79

Contracts that fund a retirement arrangement                                79
Special rule for conversions to Roth IRA in 2010                            79

Transfers among investment options                                          79
Taxation of nonqualified annuities                                          79
Individual retirement arrangements (IRAs)                                   81
Traditional individual retirement annuities (traditional IRAs)              82
Roth individual retirement annuities (Roth IRAs)                            86
Federal and state income tax withholding and
     information reporting                                                  89
Special rules for contracts funding qualified plans                         90
Impact of taxes to AXA Equitable                                            90

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         91
--------------------------------------------------------------------------------
About Separate Account No. 49                                               91
About the Trusts                                                            91
About the general account                                                   91
About other methods of payment                                              92
Dates and prices at which contract events occur                             92
About your voting rights                                                    93
Statutory compliance                                                        93
About legal proceedings                                                     93
Financial statements                                                        93
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          93
About Custodial IRAs                                                        94

How divorce may affect your guaranteed benefits                             94
How divorce may affect your Joint Life GWBL                                 94

Distribution of the contracts                                               94

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
  I -- Condensed financial information                                     A-1
 II -- Purchase considerations for QP contracts                            B-1
III -- Enhanced death benefit example                                      C-1
 IV -- Hypothetical illustrations                                          D-1
  V -- Earnings enhancement benefit example                                E-1
 VI -- State contract availability and/or variations of certain
        features and benefits                                              F-1

VII -- Contract variations                                                 G-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus


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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Core Equity                              MMLCCE 1-4
Multimanager Large Cap Growth                                    MMLCG 1-3
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
AXA Balanced Strategy                                             ABSA 1-3
AXA Conservative Growth Strategy                                  ACGA 1-3
AXA Conservative Strategy                                         ACSA 1-3
AXA Growth Strategy                                               AGSA 1-3
AXA Moderate Growth Strategy                                     AMGSA 1-3
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Franklin Templeton Allocation                                 EQFTA 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth Index                                       EQLCGI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Oppenheimer Global                                             EQOG 1-4
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/UBS Growth and Income                                         EQUGI 1-3


                                      Contents of this Prospectus (Cont'd.)  4-a


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EQ/Van Kampen Comstock                                           EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                           EQWFAO 1-3


4-b  Contents of this Prospectus (Cont'd.)


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Index of key words and phrases

--------------------------------------------------------------------------------
This index should help you locate more information on the terms used in this Prospectus.



                                                                          Page
   5% Roll-Up to age 80 (GMIB I - Asset Allocation)                         41
   5% Roll-Up to age 80 (GMIB II - Custom Selection)                        42
   account for special dollar cost averaging                                35
   account for special money market dollar cost averaging                   38
   account value                                                            58
   administrative charge                                                    70
   annual administrative charge                                             70
   Annual Ratchet                                                           53
   Annual Ratchet to age 80 enhanced death benefit                          42
   annuitant                                                                18
   annuitization                                                            65
   annuity maturity date                                                    68
   annuity payout options                                                   65
   annuity purchase factors                                                 43
   automatic annual reset program                                           43
   automatic customized reset program                                       43
   AXA Strategic Allocation Portfolios                                   cover
   beneficiary                                                              74
   Beneficiary continuation option ("BCO")                                  76
   business day                                                             92
   cash value                                                               58
   charges for state premium and other applicable taxes                     73
   contract date                                                            28
   contract date anniversary                                                28
   contract year                                                            28
   contributions to Roth IRAs                                               87
      regular contributions                                                 87
      rollovers and transfers                                               87
      conversion contributions                                              88
   contributions to traditional IRAs                                        82
      regular contributions                                                 82
      rollovers and direct transfers                                        83
   Conversion effective date                                                49
   Conversion transaction date                                              49
   credit                                                                   40
   disability, terminal illness or confinement to nursing home              71
   disruptive transfer activity                                             59
   Distribution Charge                                                      69
   Earnings enhancement benefit                                             48
   Earnings enhancement benefit charge                                      72
   ERISA                                                                    73
   Excess withdrawal                                                        52
   Fixed-dollar option                                                      39
   free look                                                                56
   free withdrawal amount                                                   70
   general account                                                          91
   General dollar cost averaging                                            39
   GMIB addition date                                                       46
   GMIB effective date                                                      46
   GMIB effective date anniversary                                          45
   guaranteed interest option                                               35
   Guaranteed minimum death benefit                                         47
   Guaranteed minimum death benefit and Guaranteed
      minimum income benefit base                                           41
   Guaranteed minimum income benefit                                        44
   Guaranteed minimum income benefit charge                                 71
   Guaranteed minimum income benefit "no lapse guarantee"                   47
   Guaranteed withdrawal benefit for life ("GWBL")                          49
   Guaranteed withdrawal benefit for life charge                            72
   GWBL benefit base                                                        50
   Inherited IRA                                                         cover
   Investment simplifier                                                    39
   investment options                                                    cover
   IRA                                                                   cover
   IRS                                                                      79
   lifetime required minimum distribution withdrawals                       62
   market timing                                                            59
   Maturity date annuity payments                                           68
   Mortality and expense risks charge                                       69
   NQ                                                                    cover
   one-time reset option                                                    43
   Online Account Access                                                     8
   Option A--Asset Allocation                                            cover
   Option B--Custom Selection                                            cover
   partial withdrawals                                                      61
   participant                                                              28
   Portfolio                                                             cover
   processing office                                                         8
   QP                                                                    cover
   Rebalancing                                                              60
   Roll-Up benefit base reset option                                        43
   Roth IRA                                                              cover
   SAI                                                                   cover
   SEC                                                                   cover
   Separate Account No. 49                                                  91
   Special dollar cost averaging                                            38
   Special money market dollar cost averaging                               39
   standard death benefit                                                   42
   substantially equal withdrawals                                          62
   Spousal continuation                                                     75
   systematic withdrawals                                                   61
   TOPS                                                                      8
   traditional IRA                                                       cover
   Trusts                                                                   91
   unit                                                                     58
   variable investment options                                              29
   wire transmittals and electronic applications                            92
   withdrawal charge                                                        70



                                               Index of key words and phrases  5


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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

---------------------------------------------------------------------------------------
 PROSPECTUS                              CONTRACT OR SUPPLEMENTAL MATERIALS
---------------------------------------------------------------------------------------
variable investment options              Investment Funds
account value                            Annuity Account Value
unit                                     Accumulation Unit
Guaranteed minimum death benefit         Guaranteed death benefit
Guaranteed minimum income benefit        Guaranteed Income Benefit
Guaranteed minimum income benefit        Excess Withdrawal
  excess withdrawal
guaranteed interest option               Guaranteed Interest Account
Guaranteed withdrawal benefit for life   Guaranteed withdrawal benefit
GWBL benefit base                        Guaranteed withdrawal benefit for life
                                         benefit base
Guaranteed annual withdrawal amount      Guaranteed withdrawal benefit for life Annual
                                         withdrawal amount
Excess withdrawal                        Guaranteed withdrawal benefit for life Excess
                                         withdrawal
---------------------------------------------------------------------------------------

6 Index of key words and phrases


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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia and Puerto Rico. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  7


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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

     The Accumulator(R) Series
     P.O. Box 1577
     Secaucus, NJ 07096-1577


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

     The Accumulator(R) Series
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o    your current account value;

o    your current allocation percentages;

o    the number of units you have in the variable investment options;

o    the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options (not available through TOPS for Option B transfers);

o    rebalance under Option A (through Online Account Access only)

o    elect to receive certain contract statements electronically;

o    change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o    access Frequently Asked Questions and Service Forms (not available through
     TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine.


8  Who is AXA Equitable?


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For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE (AND SUBMITTED IN THE MANNER THAT THE FORMS SPECIFY):

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2)  conversion of a traditional IRA to a Roth IRA contract;

(3)  tax withholding elections;

(4)  election of the beneficiary continuation option;

(5)  IRA contribution recharacterizations;

(6)  Section 1035 exchanges;

(7)  direct transfers and rollovers;

(8)  exercise of the Guaranteed minimum income benefit;

(9) requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(10) requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(11) death claims;

(12) change in ownership (NQ only, if available under your contract);

(13) requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(14) purchase by, or change of ownership to, a nonnatural owner;

(15) requests to collaterally assign your NQ contract;

(16) requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(17) election to convert the Guaranteed minimum income benefit to the GWBL at age 80;

(18) requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 80; and

(19) requests to transfer, re-allocate, rebalance, make subsequent contributions and change your future allocations (except that certain transactions may be permitted through TOPS and the Online Account Access systems).


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options);

(4) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only); and

(5) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only).


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1) general dollar cost averaging (including the fixed dollar and interest sweep options);

(2) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only);

(3) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only);

(4)  substantially equal withdrawals;

(5)  systematic withdrawals; and

(6)  the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)  automatic annual reset program; and

(2)  automatic customized reset program.

                      ----------------------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


                                                        Who is AXA Equitable?  9


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The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES         This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R)
                             Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                             Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                             Each series is subject to different contribution rules, which are described in "Contribution amounts"
                             later in this section and in "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this Prospectus.

                             The chart below shows the availability of key features under each series of the contract.

                                                                      ACCUMULATOR(R)   ACCUMULATOR(R)   ACCUMULATOR(R)
                                                     ACCUMULATOR(R)      PLUS(SM)         ELITE(SM)       SELECT(SM)
                             -------------------------------------------------------------------------------------------------------
                             Special dollar cost           Yes              No               Yes              No
                             averaging
                             -------------------------------------------------------------------------------------------------------
                             Special money market          No               Yes              No              Yes
                             dollar cost averaging
                             -------------------------------------------------------------------------------------------------------
                             Credits                       No               Yes              No               No

                             Throughout the Prospectus, any differences among the contract series are identified.

                             You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT      The Accumulator(R) Series' variable investment options invest in different Portfolios
MANAGEMENT                   managed by professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST          o Principal and interest guarantees.
OPTION
                             o Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR   Available for dollar cost averaging all or a portion of any eligible contribution to your
COST AVERAGING               contract (available for Accumulator(R) and Accumulator(R) Elite(SM) contracts only).
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS           o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                             -------------------------------------------------------------------------------------------------------
                             o No tax on transfers among investment options inside the contract.
                             -------------------------------------------------------------------------------------------------------
                             If you are purchasing or contributing to an annuity contract, which is an Individual Retirement Annuity
                             (IRA) or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue
                             Code for these types of arrangements. Before purchasing or contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------


10 The Accumulator(R) Series at a glance -- key features


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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The Guaranteed minimum income benefit provides income protection for you during your life once you elect
INCOME BENEFIT            to annuitize the contract by exercising the benefit. If you elect GMIB I--Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II--Custom Selection, you may allocate amounts under either Option A or Option B, and therefore, the fees associated with GMIB II--Custom Selection are higher than those associated with GMIB I--Asset Allocation. If you do not elect to exercise the Guaranteed minimum income benefit, this benefit will automatically convert to a Guaranteed withdrawal benefit for life as of the contract date anniversary following age 80, unless you terminate the benefit.

                          The Guaranteed withdrawal benefit for life guarantees that you can take withdrawals up to a maximum amount each contract year. THE BENEFIT IS AVAILABLE ONLY ON A CONVERSION FROM THE GUARANTEED MINIMUM INCOME
                          BENEFIT ON THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 80. If you have not elected to exercise the
                          Guaranteed minimum income benefit as of the contract date anniversary following age 80, the Guaranteed minimum income benefit will automatically convert to the Guaranteed withdrawal benefit for life effective on that date. Excess withdrawals can cause a significant reduction in your benefit. You will be restricted to Option A under the Guaranteed withdrawal benefit for life.
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and additional contribution amounts under the contracts. Please see "How you can purchase and contribute to your contract" under "Contract features and benefits" for more information.
                                                                    ACCUMULATOR(R)      ACCUMULATOR(R)          ACCUMULATOR(R)
                                                 ACCUMULATOR(R)        PLUS(SM)            ELITE(SM)               SELECT(SM)
                          ----------------------------------------------------------------------------------------------------------
                          NQ                     $5,000 ($500)      $10,000 ($500)      $10,000 ($500)          $25,000 ($500)
                          ----------------------------------------------------------------------------------------------------------
                          Traditional IRA         $5,000 ($50)       $10,000 ($50)       $10,000 ($50)           $25,000 ($50)
                          ----------------------------------------------------------------------------------------------------------
                          Roth IRA                $5,000 ($50)       $10,000 ($50)       $10,000 ($50)           $25,000 ($50)
                          ----------------------------------------------------------------------------------------------------------
                          Inherited IRA
                          Beneficiary
                          Continuation contract
                          (traditional IRA or    $5,000 ($1,000)         n/a            $10,000 ($1,000)        $25,000 ($1,000)
                          Roth IRA) ("Inherited
                          IRA")
                          ----------------------------------------------------------------------------------------------------------
                          QP                      $5,000 ($500)      $10,000 ($500)      $10,000 ($500)                n/a
                          ----------------------------------------------------------------------------------------------------------
                          o No contributions after first contract year (other than QP contracts)

                          o Maximum contribution limitations apply to all contracts. For more information, please see "How you can purchase and contribute to your contract" in "Contract features and benefits" later in this Prospectus.
                          ----------------------------------------------------------------------------------------------------------
                          In general, contributions are limited to $1.5 million ($500,000 maximum for owners or annuitants who are age 81 and older at contract issue) under all Accumulator(R) Series contracts with the same owner or annuitant. Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life. Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, please see "How you can purchase and contribute to your contract" in "Contract features and benefits"
                          later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account value. We allocate a credit to your account value at the
(ACCUMULATOR(R) PLUS(SM)  same time that we allocate your contributions. The credit will apply to additional contribution amounts
CONTRACTS ONLY)           only to the extent that those amounts exceed total withdrawals from the contract. The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to recovery by us in certain limited circumstances.
------------------------------------------------------------------------------------------------------------------------------------


                        The Accumulator(R) Series at a glance -- key features 11


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
--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY        o Partial withdrawals

                            o Several withdrawal options on a periodic basis

                            o Contract surrender

                            o Maximum payment plan (only under contracts with
                              GWBL)

                            o Customized payment plan (only under contracts with
                              GWBL)

                            You may incur a withdrawal charge (not applicable to
                            Accumulator(R) Select(SM) contracts) for certain
                            withdrawals or if you surrender your contract. You
                            may also incur income tax and a tax penalty. Certain
                            withdrawals will diminish the value of optional
                            benefits.
--------------------------------------------------------------------------------
PAYOUT OPTIONS              o Fixed annuity payout options

                            o Variable Immediate Annuity payout options
                              (described in a separate prospectus for that option)

                            o Income Manager(R) payout options (described in a
                              separate prospectus for that option)
--------------------------------------------------------------------------------
ADDITIONAL FEATURES         o Guaranteed minimum death benefit options

                            o Dollar cost averaging

                            o Automatic quarterly account value rebalancing
                             (Option B only)

                            o Free transfers

                            o Waiver of withdrawal charge for certain
                              withdrawals, disability, terminal illness, or confinement to a nursing home (not applicable to Accumulator(R) Select(SM) contracts)

                            o Earnings enhancement benefit, an optional death
                              benefit available under certain contracts

                            o Option to add or drop the Guaranteed minimum
                              income benefit after issue

                            o Option to drop the Guaranteed withdrawal benefit
                              for life after conversion

                            o Spousal continuation

                            o Beneficiary continuation option (IRA and NQ only)

                            o Roll-Up benefit base reset
--------------------------------------------------------------------------------
FEES AND CHARGES            Please see "Fee table" later in this section for
                            complete details.
--------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE   Please see "How you can purchase and contribute to
AGES                        your contract" in "Contract features and benefits"
                            for owner and annuitant issue ages applicable to
                            your contract.
--------------------------------------------------------------------------------
YOUR RIGHT TO CANCEL        To exercise your cancellation right you must mail
                            the contract, with a signed letter of instruction
                            electing this right, to our processing office within
                            10 days after you receive it. If state law requires,
                            this "free look" period may be longer. See "Your
                            right to cancel within a certain number of days" in
                            "Contract features and benefits" later in this
                            Prospectus for more information.
--------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. YOU MAY CONTACT US TO PURCHASE ANY VERSION OF THE CONTRACT IF A VERSION IS NOT OFFERED BY THE SELLING BROKER-DEALER. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract (including any endorsements, riders and data pages as identified in your contract) is the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. This Prospectus provides a description of all material provisions of the contract. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers



12 The Accumulator(R) Series at a glance -- key features


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may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.


You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.



                        The Accumulator(R) Series at a glance -- key features 13


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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.(1)


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions       ACCUMULATOR(R)  ACCUMULATOR(R)    ACCUMULATOR(R)     ACCUMULATOR(R)
withdrawn(2) (deducted if you surrender your contract or make                    PLUS(SM)          ELITE(SM)          SELECT(SM)
certain withdrawals or apply your cash value to certain payout
options).                                                        7.00%           8.00%             8.00%              N/A
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization
(which is described in a separate prospectus for that option)            $350 (for all Accumulator(R) Series contracts)
------------------------------------------------------------------------------------------------------------------------------------
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(3)
   If your account value on a contract date anniversary is less
   than $50,000(4)                                               $30
   If your account value on a contract date anniversary is
   $50,000 or more                                               $0
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS(5)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                ACCUMULATOR(R)  ACCUMULATOR(R)    ACCUMULATOR(R)     ACCUMULATOR(R)
                                                                                 PLUS(SM)          ELITE(SM)          SELECT(SM))
Mortality and expense risks(6)                                   0.80%           0.95%             1.10%              1.10%
Administrative                                                   0.30%           0.35%             0.30%              0.25%
Distribution                                                     0.20%           0.25%             0.25%              0.35%
                                                                 ----            ----              ----               ----
Total Separate account annual expenses                           1.30%           1.55%             1.65%              1.70%
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a percentage of the applicable benefit base.(7) Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                                                 No Charge
   Annual Ratchet to age 80                                                               0.25%
   Annual Ratchet to age 80 (New York and Washington)                                     0.30%
   Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 ("Greater of" GMDB I)
    (only available if you also elect Guaranteed minimum income benefit I - Asset
    Allocation)

    Maximum Charge (if you elect to reset the Roll-Up benefit base, we reserve the
    right to increase your charge up to)                                                  1.05%

    Current Charge                                                                        0.90%

   Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 ("Greater of" GMDB II)
    (only available if you also elect Guaranteed minimum income benefit II - Custom
    Selection)

    Maximum Charge (if you elect to reset the Roll-Up benefit base, we reserve the right
    to increase your charge up to)                                                        1.25%

    Current Charge                                                                        1.10%
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table
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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE(9) (Calculated as a percentage of the applicable benefit base.(7) Deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   If you elect Guaranteed minimum income benefit I - Asset Allocation

    Maximum Charge (if you elect to reset the Roll-Up benefit base, we reserve the right
    to increase your charge up to)                                                         1.20%

    Current Charge                                                                         0.90%

   If you elect Guaranteed minimum income benefit II - Custom Selection

    Maximum Charge (if you elect to reset the Roll-Up benefit base, we reserve the right
    to increase your charge up to)                                                         1.40%

    Current Charge                                                                         1.10%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE(9) (Calculated as a percentage of the account value. Deducted annually(3) on each contract date anniversary for which the benefit is in
effect.)                                                                                   0.35%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE(9)(10) (Available only upon conversion of the Guaranteed minimum income benefit and calculated as a percentage of the
GWBL benefit base(7) deducted annually(8) on each contract date anniversary for which the benefit is in effect.)
   Conversion from Guaranteed minimum income benefit I - Asset Allocation

    Maximum Charge (If you reset your Guaranteed minimum income benefit prior to conversion or if your GWBL benefit base ratchets after conversion, we reserve the
    right to increase your charge up to)                                                   1.20%

    Current Charge                                                                         0.90%

   Conversion from Guaranteed minimum income benefit II - Custom Selection

    Maximum Charge (If you reset your Guaranteed minimum income benefit prior to conversion or if your GWBL benefit base ratchets after conversion, we reserve the
    right to increase your charge up to)                                                   1.40%

    Current Charge                                                                         1.10%
------------------------------------------------------------------------------------------------------------------------------------


You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS(5)
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest        Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ------        -------
other expenses)(11)                                                                0.64%         2.53%




                                                                    Fee table 15


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Notes:

(1) The current tax charge that might be imposed varies by jurisdiction and currently ranges from 0% to 3.5%.

(2) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

     The withdrawal charge percentage we use is determined
     by the contract year in which you make a withdrawal,       Contract                      Accumulator(R)     Accumulator(R)
     surrender your contract to receive its cash value, or      Year         Accumulator(R)      Plus(SM)           Elite(SM)
     surrender your contract to apply your cash value to a      1...........     7.00%             8.00%              8.00%
     non-life contingent annuity payout option. For each        2...........     7.00%             8.00%              7.00%
     contribution, we consider  the contract year in which we   3...........     6.00%             7.00%              6.00%
     receive that contribution to be "contract year 1")         4...........     6.00%             7.00%              5.00%
                                                                5...........     5.00%             6.00%              0.00%
                                                                6...........     3.00%             5.00%              0.00%
                                                                7...........     1.00%             4.00%              0.00%
                                                                8...........     0.00%             3.00%              0.00%
                                                                9...........     0.00%             2.00%              0.00%
                                                                10+.........     0.00%             0.00%              0.00%

(3) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(4) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(5) Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(6) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus(SM) contracts, the charges also compensate us for the expense associated with the credit.

(7) The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus(SM) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(8) If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(9) If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(10) Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.


(11) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the AXA Conservative Strategy Portfolio.


EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II-Custom Selection) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2009, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.015%; Accumulator(R) Plus(SM) 0.013%; Accumulator(R) Elite(SM) 0.010%; and Accumulator(R) Select(SM) 0.009%.


The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).


These examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus(SM) contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



16 Fee table


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                  ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------
                                          IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                            END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $1,371     $2,626     $3,897      $6,897     N/A       $2,626     $3,897      $6,897
(b) assuming minimum fees and
    expenses of any of the Portfolios   $1,173     $2,056     $2,990      $5,319     N/A       $2,056     $2,990      $5,319
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $671     $2,026     $3,397     $6,897
(b) assuming minimum fees and
    expenses of any of the Portfolios   $473     $1,456     $2,490     $5,319
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                         ACCUMULATOR(R) PLUS(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,516     $2,856     $4,205     $7,270      N/A       $2,856     $4,205     $7,270
(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,313     $2,268     $3,273     $5,666      N/A       $2,268     $3,273     $5,666
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $716     $2,156     $3,605     $7,270
(b) assuming minimum fees and
    expenses of any of the Portfolios   $513     $1,568     $2,673     $5,666
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                        ACCUMULATOR(R) ELITE(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $1,508     $2,728     $3,555      $7,151     N/A       $2,728     $3,555      $7,151
(b) assuming minimum fees and
    expenses of any of the Portfolios   $1,309     $2,162     $2,662      $5,632     N/A       $2,162     $2,662      $5,632
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $708     $2,128     $3,555     $7,151
(b) assuming minimum fees and
    expenses of any of the Portfolios   $509     $1,562     $2,662     $5,632
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                       ACCUMULATOR(R) SELECT(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                           IF YOU ANNUITIZE AT THE END OF THE          CONTRACT AT THE END OF THE APPLICABLE
                                                  APPLICABLE TIME PERIOD                             TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    N/A       $2,492      $3,927      $7,537      $713       $2,142      $3,577      $7,187
(b) assuming minimum fees and
    expenses of any of the Portfolios    N/A       $1,927      $3,036      $6,025      $514       $1,577      $2,686      $5,675
------------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2009.


                                                                    Fee table 17


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1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call "contributions." We can refuse to accept any application or contribution from you at any time, including after you purchase the contract. We require a minimum contribution for each type of contract purchased. Maximum contribution limitations also apply. The following tables summarize our current rules regarding contributions to your contract, which rules are subject to change. In some states our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. We may discontinue acceptance of contributions within the first year. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We may refuse to accept any contribution if the sum of all contributions under all Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for owners or annuitants who are age 81 and older at contract issue). If we do accept a contribution over that $1,500,000 threshold, we may require that the account value be allocated according to Option A. For information about Option A, please see "Allocating your contribution" later in this Prospectus. We may also refuse to accept any contribution if the sum of all contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these contribution limitations based on certain criteria, including benefits that have been elected, issue age, the total amount of contributions, variable investment option allocations and selling broker-dealer compensation. These contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

Subsequent contributions are not permitted after conversion to the Guaranteed withdrawal benefit for life.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

                                              ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE
                  FOR OWNER
                  AND ANNUITANT      MINIMUM
 CONTRACT TYPE    ISSUE AGES         CONTRIBUTIONS           SOURCE OF CONTRIBUTIONS             LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ                0 through 85       o $5,000 (initial)      o After-tax money.                  o No additional contributions after
                                                                                                   the first contract year.
                                     o $500 (additional)     o Paid to us by check or transfer
                                                               of contract value in a tax-
                                                               deferred exchange under
                                                               Section 1035 of the Internal
                                                               Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


18 Contract features and benefits


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
                                                      ACCUMULATOR(R) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
                    AND ANNUITANT       MINIMUM
 CONTRACT TYPE      ISSUE AGES          CONTRIBUTIONS        SOURCE OF CONTRIBUTIONS             LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Traditional IRA     20 through 85       o $5,000 (initial)   o Eligible rollover distributions   o No additional contributions
                                        o $50 (additional)     from 403(b) plans, qualified        after the first contract year.
                                                               plans, and governmental
                                                               employer 457(b) plans.            o Contributions after age 70-1/2
                                                                                                   must be net of required mini-
                                                             o Rollovers from another tradi-       mum distributions.
                                                               tional individual retirement
                                                               arrangement.                      o Although we accept regular IRA
                                                                                                   contributions (limited to $5,000)
                                                             o Direct custodian-to-custodian       under traditional IRA contracts,
                                                               transfers from another tradi-       we intend that the contract be
                                                               tional individual retirement        used primarily for rollover and
                                                               arrangement.                        direct transfer contributions.

                                                             o Regular IRA contributions.        o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                             o Additional catch-up                 calendar year where the owner
                                                               contributions.                      is at least age 50 but under age
                                                                                                   70-1/2 at any time during the
                                                                                                   calendar year for which the con-
                                                                                                   tribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA            20 through 85       o $5,000 (initial)   o Rollovers from another Roth       o No additional contributions after
                                                               IRA.                                the first contract year.
                                        o $50 (additional)
                                                             o Rollovers from a "designated      o Conversion rollovers after age
                                                               Roth contribution account"          70-1/2 must be net of required
                                                               under a 401(k) plan or 403(b)       minimum distributions for the
                                                               plan.                               traditional IRA or other eligible
                                                                                                   retirement plan which is the
                                                             o Conversion rollovers from a         source of the conversion
                                                               traditional IRA or other eligible   rollover.
                                                               retirement plan.
                                                                                                 o Although we accept regular
                                                             o Direct transfers from another       Roth IRA contributions (limited
                                                               Roth IRA.                           to $5,000) under Roth IRA con-
                                                                                                   tracts, we intend that the
                                                             o Regular Roth IRA contributions.     contract be used primarily for
                                                                                                   rollover and direct transfer
                                                             o Additional catch-up                 contributions.
                                                               contributions.
                                                                                                 o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                                                                   calendar year where the owner
                                                                                                   is at least age 50 at any time
                                                                                                   during the calendar year for
                                                                                                   which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


                                               Contract features and benefits 19


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
                                                      ACCUMULATOR(R) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
                    AND ANNUITANT     MINIMUM
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
QP                  20 through 75     o $5,000 (initial)     o Only transfer contributions from  o A separate QP contract must be
                                                               other investments within an         established for each plan
                                      o $500 (additional)      existing qualified plan trust.      participant.

                                                             o The plan must be qualified        o We do not accept regular ongo-
                                                               under Section 401(a) of the         ing payroll contributions or
                                                               Internal Revenue Code.              contributions directly from the
                                                                                                   employer.
                                                             o For 401(k) plans, transferred
                                                               contributions may not include     o Only one additional transfer
                                                               any after-tax contributions,        contribution may be made dur-
                                                               including designated Roth con-      ing a contract year.
                                                               tributions.
                                                                                                 o No additional transfer contribu-
                                                                                                   tions after participant's
                                                                                                   attainment of age 75 or if later,
                                                                                                   the first contract date
                                                                                                   anniversary.

                                                                                                 o Contributions after age 70-1/2
                                                                                                   must be net of any required
                                                                                                   minimum distributions.

                                                                                                 o Maximum aggregate contribu-
                                                                                                   tions for any contract year is
                                                                                                   100% of first-year contributions.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA       0-70              o $5,000 (initial)     o Direct custodian-to-custodian     o No additional contributions after
Beneficiary                                                    transfers of your interest as a     the first contract year.
Continuation                          o $1,000 (additional)    death beneficiary of the          o Any additional contributions
Contract (tradi-                                               deceased owner's traditional        must be from the same type of
tional IRA or                                                  individual retirement arrange-      IRA of the same deceased
Roth IRA)                                                      ment or Roth IRA to an IRA of       owner.
                                                               the same type.                    o Non-spousal beneficiary direct
                                                                                                   rollover contributions from
                                                                                                   qualified plans, 403(b) plans and
                                                                                                   governmental employer 457(b)
                                                                                                   plans may be made to an Inher-
                                                                                                   ited IRA contract under specified
                                                                                                   circumstances.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

20 Contract features and benefits


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
                                                         ACCUMULATOR(R) PLUS(SM)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
                    AND ANNUITANT     MINIMUM
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ                  0 through 70      o $10,000 (initial)    o After-tax money.                  o No additional contributions after
                                                                                                   the first contract year.
                                      o $500 (additional)    o Paid to us by check or transfer
                                                               of contract value in a tax-
                                                               deferred exchange under
                                                               Section 1035 of the Internal
                                                               Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Traditional IRA     20 through 70     o $10,000 (initial)    o Eligible rollover distributions   o No additional contributions after
                                                               from 403(b) plans, qualified        the first contract year.
                                      o $50 (additional)       plans, and governmental
                                                               employer 457(b) plans.            o Contributions after age 70-1/2
                                                                                                   must be net of required mini-
                                                             o Rollovers from another tradi-       mum distributions.
                                                               tional individual retirement
                                                               arrangement.                      o Although we accept regular IRA
                                                                                                   contributions (limited to $5,000)
                                                             o Direct custodian-to-custodian       under traditional IRA contracts,
                                                               transfers from another tradi-       we intend that the contract be
                                                               tional individual retirement        used primarily for rollover and
                                                               arrangement.                        direct transfer contributions.

                                                             o Regular IRA contributions.        o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                             o Additional catch-up contribu-       calendar year where the owner
                                                               tions.                              is at least age 50 but under age
                                                                                                   70-1/2 at any time during the
                                                                                                   calendar year for which the con-
                                                                                                   tribution is made.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.



                                               Contract features and benefits 21


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
                                                         ACCUMULATOR(R) PLUS(SM) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
                    AND ANNUITANT     MINIMUM
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA            20 through 70     o $10,000 (initial)    o Rollovers from another Roth       o No additional contributions after
                                                               IRA.                                the first contract year.
                                      o $50 (additional)     o Rollovers from a "designated      o Conversion rollovers after age
                                                               Roth contribution account"          70-1/2 must be net of required
                                                               under a 401(k) plan or 403(b)       minimum distributions for the
                                                               plan.                               traditional IRA or other eligible
                                                             o Conversion rollovers from a         retirement plan which is the
                                                               traditional IRA or other eligible   source of the conversion
                                                               retirement plan.                    rollover.
                                                             o Direct transfers from another     o Although we accept regular
                                                               Roth IRA.                           Roth IRA contributions (limited
                                                             o Regular Roth IRA contributions.     to $5,000 ) under the Roth IRA
                                                             o Additional catch-up contribu-       contracts, we intend that the
                                                               tions.                              contract be used primarily for
                                                                                                   rollover and direct transfer
                                                                                                   contributions.
                                                                                                 o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                                                                   calendar year where the owner
                                                                                                   is at least age 50 at any time
                                                                                                   during the calendar year for
                                                                                                   which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
QP                  20 through 70     o $10,000 (initial)    o Only transfer contributions from  o A separate QP contract must be
                                                               other investments within an         established for each plan
                                      o $500 (additional)      existing qualified plan trust.      participant.
                                                             o The plan must be qualified        o We do not accept regular ongo-
                                                               under Section 401(a) of the         ing payroll contributions or
                                                               Internal Revenue Code.              contributions directly from the
                                                             o For 401(k) plans, transferred       employer.
                                                               contributions may not include     o Only one additional transfer
                                                               any after-tax contributions,        contribution may be made dur-
                                                               including designated Roth con-      ing a contract year.
                                                               tributions.                       o No additional transfer contribu-
                                                                                                   tions after participant's
                                                                                                   attainment of age 75.
                                                                                                 o Contributions after age 70-1/2
                                                                                                   must be net of any required
                                                                                                   minimum distributions.
                                                                                                 o Maximum aggregate contribu-
                                                                                                   tions for any contract year is
                                                                                                   100% of first-year contributions.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


22 Contract features and benefits


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
                                                        ACCUMULATOR(R) ELITE(SM)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE FOR
                    OWNER AND
                    ANNUITANT         MINIMUM                                                    LIMITATIONS ON
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ                  0 through 85      o $10,000 (initial)    o After-tax money.                  o No additional contributions after
                                                                                                   the first contract year
                                      o $500 (additional)    o Paid to us by check or transfer
                                                               of contract value in a tax-
                                                               deferred exchange under
                                                               Section 1035 of the Internal
                                                               Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Traditional IRA     20 through 85     o $10,000 (initial)    o Eligible rollover distributions   o No additional contributions after
                                                               from 403(b) plans, qualified        the first contract year.
                                      o $50 (additional)       plans, and governmental
                                                               employer 457(b) plans.            o Contributions after age 70-1/2
                                                                                                   must be net of required mini-
                                                             o Rollovers from another tradi-       mum distributions.
                                                               tional individual retirement
                                                               arrangement.                      o Although we accept regular IRA
                                                                                                   contributions (limited to
                                                             o Direct custodian-to-custodian       $5,000), under traditional IRA
                                                               transfers from another tradi-       contracts, we intend that the
                                                               tional individual retirement        contract be used primarily for
                                                               arrangement.                        rollover and direct transfer
                                                                                                   contributions.
                                                             o Regular IRA contributions.
                                                                                                 o Additional catch-up contribu-
                                                             o Additional catch-up                 tions of up to $1,000 per
                                                               contributions.                      calendar year where the owner
                                                                                                   is at least age 50 but under age
                                                                                                   70-1/2 at any time during the
                                                                                                   calendar year for which the con-
                                                                                                   tribution is made.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.



                                               Contract features and benefits 23


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
                                            ACCUMULATOR(R) ELITE(SM) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE FOR
                    OWNER AND
                    ANNUITANT         MINIMUM                                                    LIMITATIONS ON
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA            20 through 85     o $10,000 (initial)    o Rollovers from another Roth       o No additional contributions after
                                                               IRA.                                the first contract year.
                                      o $50 (additional)
                                                             o Rollovers from a "designated      o Conversion rollovers after
                                                               Roth contribution account"          age 70-1/2 must be net of
                                                               under a 401(k) plan or 403(b)       required minimum distributions
                                                               plan.                               for the traditional IRA or other
                                                                                                   eligible retirement plan which is
                                                             o Conversion rollovers from a         the source of the conversion
                                                               traditional IRA or other eligible   rollover.
                                                               retirement plan.
                                                                                                 o Although we accept regular
                                                             o Direct transfers from another       Roth IRA contributions (limited
                                                               Roth IRA.                           to $5,000) under the Roth IRA
                                                                                                   contracts, we intend that the
                                                             o Regular Roth IRA contributions.     contract be used primarily for
                                                                                                   rollover and direct transfer
                                                             o Additional catch-up contribu-       contributions.
                                                               tions.
                                                                                                 o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                                                                   calendar year where the owner
                                                                                                   is at least age 50 at any time
                                                                                                   during the calendar year for
                                                                                                   which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA       0 through 70      o $10,000 (initial)    o Direct custodian-to-custodian     o No additional contributions after
Beneficiary Con-                                               transfers of your interest as a     the first contract year.
tinuation                             o $1,000 (additional)    death beneficiary of the
Contract (tradi-                                               deceased owner's traditional      o Any additional contributions
tional IRA or                                                  individual retirement arrange-      must be from the same type of
Roth IRA)                                                      ment or Roth IRA to an IRA of       IRA of the same deceased
                                                               the same type.                      owner.

                                                                                                 o Non-spousal beneficiary direct
                                                                                                   rollover contributions from
                                                                                                   qualified plans, 403(b) plans and
                                                                                                   governmental employer 457(b)
                                                                                                   plans may be made to an Inher-
                                                                                                   ited IRA contract under specified
                                                                                                   circumstances.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


24 Contract features and benefits


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
                                            ACCUMULATOR(R) ELITE(SM) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE FOR
                    OWNER AND
                    ANNUITANT         MINIMUM                                                    LIMITATIONS ON
 CONTRACT TYPE      ISSUE AGES        CONTRIBUTIONS          SOURCE OF CONTRIBUTIONS             CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
QP                  20 through 75     o $10,000 (initial)    o Only transfer contributions from  o A separate QP contract must be
                                                               other investments within an         established for each plan
                                      o $500 (additional)      existing qualified plan trust.      participant.

                                                             o The plan must be qualified        o We do not accept regular ongo-
                                                               under Section 401(a) of the         ing payroll contributions or
                                                               Internal Revenue Code.              contributions directly from the
                                                                                                   employer.
                                                             o For 401(k) plans, transferred
                                                               contributions may not include     o Only one additional transfer
                                                               any after-tax contributions,        contribution may be made dur-
                                                               including designated Roth con-      ing a contract year.
                                                               tributions.
                                                                                                 o No additional transfer contribu-
                                                                                                   tions after participant's
                                                                                                   attainment of age 75 or if later,
                                                                                                   the first contract date anniver-
                                                                                                   sary.

                                                                                                 o Contributions after age 70-1/2
                                                                                                   must be net of any required
                                                                                                   minimum distribution.

                                                                                                 o Maximum aggregate contribu-
                                                                                                   tions for any contract year is
                                                                                                   100% of first-year contributions.

Please refer to Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.

                                               Contract features and benefits 25


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
                                                       ACCUMULATOR(R) SELECT(SM)
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
CONTRACT            FOR OWNER AND                                                                LIMITATIONS ON
TYPE                ANNUITANT AGES    MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS             CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ                  0 through 85      o $25,000 (initial)    o After-tax money.                  o No additional contributions after
                                                                                                   the first contract year.
                                      o $500 (additional)    o Paid to us by check or transfer
                                                               of contract value in a tax-
                                                               deferred exchange under
                                                               Section 1035 of the Internal
                                                               Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
Traditional IRA     20 through 85     o $25,000 (initial)    o Eligible rollover distributions   o No additional contributions after
                                                               from 403(b) plans, qualified        the first contract year.
                                      o $50 (additional)       plans, and governmental
                                                               employer 457(b) plans.            o Contributions after age 70-1/2
                                                                                                   must be net of required mini-
                                                             o Rollovers from another tradi-       mum distributions.
                                                               tional individual retirement
                                                               arrangement.                      o Although we accept regular IRA
                                                                                                   contributions (limited to $5,000)
                                                             o Direct custodian-to-custodian       under traditional IRA contracts,
                                                               transfers from another tradi-       we intend that the contract be
                                                               tional individual retirement        used primarily for rollover and
                                                               arrangement.                        direct transfer contributions.

                                                             o Regular IRA contributions.        o Additional catch-up contribu-
                                                                                                   tions of up to $1000 per
                                                             o Additional catch-up contribu-       calendar year where the owner
                                                               tions.                              is at least age 50 but under age
                                                                                                   70-1/2 at any time during the
                                                                                                   calendar year for which the con-
                                                                                                   tribution is made.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


26 Contract features and benefits


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
                                           ACCUMULATOR(R) SELECT(SM) (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------------
CONTRACT            AVAILABLE
TYPE                FOR OWNER AND                                                                LIMITATIONS ON
                    ANNUITANT AGES    MINIMUM CONTRIBUTIONS  SOURCE OF CONTRIBUTIONS             CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Roth IRA            20 through 85     o $25,000 (initial)    o Rollovers from another Roth       o No additional contributions after
                                                               IRA.                                the first contract year.
                                      o $50 (additional)
                                                             o Rollovers from a "designated      o Conversion rollovers after
                                                               Roth contribution account"          age 70-1/2 must be net of
                                                               under a 401(k) plan or 403(b)       required minimum distributions
                                                               plan.                               for the traditional IRA or other
                                                                                                   eligible retirement plan which is
                                                             o Conversion rollovers from a         the source for the conversion
                                                               traditional IRA or other eligible   rollover.
                                                               retirement plan.
                                                                                                 o Although we accept regular
                                                             o Direct transfers from another       Roth IRA contributions (limited
                                                               Roth IRA.                           to $5,000) under the Roth IRA
                                                                                                   contracts, we intend that the
                                                             o Regular Roth IRA contributions.     contract be used primarily for
                                                                                                   rollover and direct transfer
                                                             o Additional catch-up contribu-       contributions.
                                                               tions.
                                                                                                 o Additional catch-up contribu-
                                                                                                   tions of up to $1,000 per
                                                                                                   calendar year where the owner
                                                                                                   is at least age 50 at any time
                                                                                                   during the calendar year for
                                                                                                   which the contribution is made.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA       0-70              o $25,000 (initial)    o Direct custodian-to-custodian     o No additional contributions after
Beneficiary                                                    transfers of your interest as a     the first contract year.
Continuation                          o $1,000 (additional)    death beneficiary of the
Contract                                                       deceased owner's traditional      o Any additional contributions
(traditional IRA                                               individual retirement arrange-      must be from the same type of
or Roth IRA)                                                   ment or Roth IRA to an IRA of       IRA of the same deceased
                                                               the same type.                      owner.

                                                                                                 o Non-spousal beneficiary direct
                                                                                                   rollover contributions from
                                                                                                   qualified plans, 403(b) plans and
                                                                                                   governmental employer 457(b)
                                                                                                   plans may be made to an Inher-
                                                                                                   ited IRA contract under specified
                                                                                                   circumstances.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix V later in this Prospectus to see if additional contributions are permitted in your state. In addition to the limitations described here, we also reserve the right to refuse to accept any contribution under the contract at any time.


See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


                                               Contract features and benefits 27


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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select(SM) contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select(SM) contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) we permit the naming of joint annuitants only when the contract is purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code. In all cases, the joint annuitants must be spouses. In addition, a spouse may be added as a joint annuitant under a non-natural owner contract upon conversion to the Guaranteed withdrawal benefit for life with a joint life option. See "Additional owner and annuitant requirements" under "Guaranteed withdrawal benefit for life."

Under all IRA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 80, you should strongly consider "split-funding": that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.

HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.


--------------------------------------------------------------------------------

The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two busi-



28  Contract features and benefits


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ness days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

The contract provides the following investment options: the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). This section lists each of the variable investment options and describes the guaranteed interest option. The next section, "Allocating your contributions," discusses dollar cost averaging in general, including the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

Your investment options depend on whether you select Option A or Option B. If you elect Guaranteed minimum income benefit I - Asset Allocation, your contract will be restricted to Option A. If you elect GMIB II - Custom Selection or if you do not elect a GMIB, you can choose either Option A - Asset Allocation or Option B - Custom Selection. For additional information, see "Allocating your contributions" later in this Prospectus.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect.



                                              Contract features and benefits  29


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PORTFOLIOS OF THE TRUSTS



The AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Strategic Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



-----------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                    APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE            Seeks long-term growth of capital.           o AllianceBernstein L.P.
 EQUITY                                                                         o AXA Equitable
                                                                                o ClearBridge Advisors, LLC
                                                                                o Legg Mason Capital Management, Inc.
                                                                                o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND             Seeks a balance of high current income and   o BlackRock Financial Management, Inc.
                                   capital appreciation, consistent with a      o Pacific Investment Management Company
                                   prudent level of risk.                         LLC
                                                                                o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL         Seeks long-term growth of capital.           o AllianceBernstein L.P.
 EQUITY                                                                         o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o JPMorgan Investment Management Inc.
                                                                                o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o AllianceBernstein L.P.
 CORE EQUITY                                                                    o AXA Equitable
                                                                                o Janus Capital Management LLC
                                                                                o Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o Goodman & Co. NY Ltd.
 GROWTH*                                                                        o SSgA Funds Management, Inc.
                                                                                o T. Rowe Price Associates, Inc.
                                                                                o Westfield Capital Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------


30 Contract features and benefits


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
-----------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                    APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o AllianceBernstein L.P.
 VALUE                                                                          o AXA Equitable
                                                                                o Institutional Capital LLC
                                                                                o MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP               Seeks long-term growth of capital.           o AllianceBernstein L.P.
 GROWTH                                                                         o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o Franklin Advisers, Inc.
                                                                                o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE         Seeks long-term growth of capital.           o AXA Equitable
                                                                                o AXA Rosenberg Investment Management LLC
                                                                                o BlackRock Investment Management, LLC
                                                                                o Tradewinds Global Investors, LLC
                                                                                o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP             Seeks long-term growth of capital.           o AXA Equitable
 GROWTH                                                                         o BlackRock Investment Management, LLC
                                                                                o Eagle Asset Management, Inc.
                                                                                o Wells Capital Management Inc.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP             Seeks long-term growth of capital.           o AXA Equitable
 VALUE                                                                          o BlackRock Investment Management, LLC
                                                                                o Franklin Advisory Services, LLC
                                                                                o Pacific Global Investment Management
                                                                                  Company
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY            Seeks long-term growth of capital.           o AXA Equitable
                                                                                o RCM Capital Management LLC
                                                                                o SSgA Funds Management, Inc.
                                                                                o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                    APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
AXA BALANCED STRATEGY              Seeks long-term capital appreciation and     o AXA Equitable
                                   current income
-----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE GROWTH            Seeks current income and growth of capital,  o AXA Equitable
 STRATEGY                          with a greater emphasis on current income.
-----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE STRATEGY          Seeks a high level of current income.        o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------
AXA GROWTH STRATEGY                Seeks long-term capital appreciation and     o AXA Equitable
                                   current income, with a greater emphasis on
                                   capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE GROWTH                Seeks long-term capital appreciation and     o AXA Equitable
 STRATEGY                          current income, with a greater emphasis on
                                   current income.
-----------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 31


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
--------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                   OBJECTIVE                                      APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN            Seeks to achieve long-term growth of capital.   o AllianceBernstein L.P.
 INTERNATIONAL
--------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL      Seeks to achieve long-term growth of capital.   o AllianceBernstein L.P.
 CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP       Seeks to achieve long-term total return.        o AXA Equitable
 VALUE CORE                                                                     o BlackRock Investment Management, LLC
                                                                                o Franklin Advisory Services, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE        Seeks to achieve capital appreciation and       o BlackRock Investment Management, LLC
 EQUITY                         secondarily, income.
--------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL      Seeks to provide current income and long-term   o BlackRock International Limited
 VALUE                          growth of income, accompanied by growth of
                                capital.
--------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY       Seeks a combination of growth and income to     o Boston Advisors, LLC
 INCOME                         achieve an above-average and consistent total
                                return.
--------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY             Seeks to achieve long-term capital              o Bridgeway Capital Management, Inc.
 RESPONSIBLE                    appreciation.                                   o Calvert Asset Management Company, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH      Seeks to achieve long-term growth of capital.   o Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN             Seeks to achieve long-term growth of capital.   o Capital Guardian Trust Company
 RESEARCH
--------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX           Seeks to achieve a total return before          o AllianceBernstein L.P.
                                expenses that approximates the total return
                                performance of the Russell 3000 Index,
                                including reinvestment of dividends, at a risk
                                level consistent with that of the Russell 3000
                                Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX              Seeks to achieve a total return before          o SSgA Funds Management, Inc.
                                expenses that approximates the total return
                                performance of the Barclays Capital U.S.
                                Aggregate Bond Index, including reinvestment
                                of dividends, at a risk level consistent with
                                that of the Barclays Capital U.S. Aggregate
                                Bond Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE       Seeks to achieve long-term growth of capital.   o Davis Selected Advisors, L.P.
--------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX             Seeks to achieve a total return before          o AllianceBernstein L.P.
                                expenses that approximates the total return
                                performance of the S&P 500 Index, including
                                reinvestment of dividends, at a risk level
                                consistent with that of the S&P 500 Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON           Primarily seeks capital appreciation and        o AXA Equitable
 ALLOCATION                     secondarily seeks income.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Seeks to achieve a total return before          o SSgA Funds Management, Inc.
 BOND INDEX                     expenses that approximates the total return
                                performance of the Barclays Capital
                                Intermediate U.S. Government Bond Index,
                                including reinvestment of dividends, at a
                                risk level consistent with that of the
                                Barclays Capital Intermediate U.S. Government
                                Bond Index.
--------------------------------------------------------------------------------------------------------------------------------


32 Contract features and benefits


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
--------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  OBJECTIVE                                       APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS      Seeks to achieve long-term growth of capital.   o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o Hirayama Investments, LLC
                                                                                o Wentworth Hauser and Violich, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH         Seeks to achieve capital appreciation.          o MFS Investment Management
--------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE               Seeks to achieve long-term capital              o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES                  appreciation.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS          Seeks to achieve long-term growth of capital    o AXA Equitable
                                with a secondary objective to seek              o BlackRock Investment Management, LLC
                                reasonable current income. For purposes of      o Institutional Capital LLC
                                this Portfolio, the words "reasonable current
                                income" mean moderate income.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       Seeks to achieve a total return before          o AllianceBernstein L.P.
                                expenses that approximates the total return
                                performance of the Russell 1000 Growth Index,
                                including reinvestment of dividends at a risk
                                level consistent with that of the Russell 1000
                                Growth Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        Seeks to provide long-term capital growth.      o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o Marsico Capital Management, LLC
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX        Seeks to achieve a total return before          o SSgA Funds Management, Inc.
                                expenses that approximates the total return
                                performance of the Russell 1000 Value Index,
                                including reinvestment of dividends, at a risk
                                level consistent with that of the Russell 1000
                                Value Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         Seeks to achieve long-term growth of capital.   o AllianceBernstein L.P.
                                                                                o AXA Equitable
--------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Seeks to achieve capital appreciation and       o Lord, Abbett & Co. LLC
 INCOME                         growth of income without excessive fluctuation
                                in market value.
--------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP        Seeks to achieve capital appreciation and       o Lord, Abbett & Co. LLC
 CORE                           growth of income with reasonable risk.
--------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Seeks to achieve a total return before          o SSgA Funds Management, Inc.
                                expenses that approximates the total return
                                performance of the S&P Mid Cap 400 Index,
                                including reinvestment of dividends, at a risk
                                level consistent with that of the S&P Mid Cap
                                400 Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           Seeks to achieve long-term capital              o AXA Equitable
                                appreciation.                                   o BlackRock Investment Management, LLC
                                                                                o Wellington Management Company, LLP
--------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 Seeks to obtain a high level of current income, o The Dreyfus Corporation preserve its assets and maintain liquidity.
--------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP       Seeks to achieve capital growth.                o Morgan Stanley Investment Management Inc.
 GROWTH**
--------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 33


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
--------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  OBJECTIVE                                       APPLICABLE)
--------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL           Seeks to achieve capital appreciation.          o OppenheimerFunds, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            Seeks to achieve high current income            o AllianceBernstein L.P.
                                consistent with moderate risk to capital.       o AXA Equitable
                                                                                o SSgA Funds Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX          Seeks to replicate as closely as possible       o AllianceBernstein L.P.
                                (before the deduction of Portfolio expenses)
                                the total return of the Russell 2000 Index.
--------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH         Seeks to achieve long-term capital appreciation o T. Rowe Price Associates, Inc.
 STOCK                          and secondarily, income.
--------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY      Seeks to achieve long-term capital growth.      o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o Templeton Global Advisors Limited
--------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME        Seeks to achieve total return through capital   o UBS Global Asset Management
                                appreciation with income as a secondary           (Americas) Inc.
                                consideration.
--------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK          Seeks to achieve capital growth and income.     o Morgan Stanley Investment Management Inc.
--------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE        Seeks to achieve long-term capital growth.      o Wells Capital Management, Inc.
 OMEGA GROWTH***
--------------------------------------------------------------------------------------------------------------------------------



* Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVE, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


34 Contract features and benefits


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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)


The account for special dollar cost averaging is part of our general account. We pay interest at enhanced guaranteed rates in this account for specified time periods. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

Your allocation alternatives and procedures depend on whether you select Option A - Asset Allocation or Option B - Custom Selection, which we describe below. You must select either Option A - Asset Allocation or Option B - Custom Selection with your initial contribution. If you elect Guaranteed minimum income benefit I - Asset Allocation, your contract is restricted to Option A. If you elect Guaranteed minimum income benefit II - Custom Selection or if you don't elect a Guaranteed minimum income benefit, you can choose either Option A or Option B. Upon conversion of GMIB to GWBL, your contract will be restricted to Option A. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

In addition, if you are permitted to allocate contributions of more than $1,500,000 to Accumulator(R) series contracts with the same owner or annuitant, we may restrict your contract to Option A. Subsequent contributions will be allocated according to the investment allocations on file. If you would like your subsequent contributions to be allocated differently, you must submit new allocation instructions on a form that we provide. We will not honor letters of instruction directing the allocation. If you submit new allocation instructions for subsequent contributions under Option B, those allocation instructions must comply with the Option B rules that are in effect at the time that you submit the new allocation instructions. Under certain circumstances you may be able or required to switch from Option A or B to the other, under rules we discuss below.


OPTION A -- ASSET ALLOCATION

Under Option A, the Asset Allocation option, all of your account value must be allocated to one or more of the following options: (1) the AXA Strategic Allocation Portfolios; (2) the guaranteed interest option; (3) the EQ/Money Market Portfolio; and (4) the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

Allocations must be in whole percentages, and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. Your ability to allocate contributions to investment options may be subject to restrictions for contracts issued in certain states. See Appendix VI later in this Prospectus for state variations. Dollar cost averaging programs are available in connection with Option A, and they are discussed in "Dollar cost averaging" below.

You can rebalance your account value under Option A by submitting a request to rebalance your account value as of the date we receive your request, however, scheduled recurring rebalancing is not available. Therefore, any subsequent rebalancing transactions would require a subsequent rebalancing request. Your rebalance request must indicate the percentage you want rebalanced in each investment option (whole percentages only) and must comply with the limits regarding transfers into and out of the guaranteed interest option. You can rebalance only to the investment options available under Option A.


                                              Contract features and benefits  35


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When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change.


OPTION B -- CUSTOM SELECTION

Under Option B, the Custom Selection option, all of your account value must be:
(1) allocated to the variable investment options according to the category and investment option limits described below; or (2) allocated to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). The guaranteed interest option is not available under Option B.

If you do not elect the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts), all of your account value must be allocated among the investment options in the following four categories:

     Category 1 -- Fixed Income
       EQ/Core Bond Index
       EQ/Intermediate Government Bond Index
       EQ/Money Market
       EQ/Quality Bond PLUS
       Multimanager Core Bond


     Category 2 -- Core Diversified Equity
       AXA Balanced Strategy
       AXA Conservative Growth Strategy
       AXA Conservative Strategy
       AXA Growth Strategy
       AXA Moderate Growth Strategy
       EQ/BlackRock Basic Value Equity
       EQ/Boston Advisors Equity Income
       EQ/Capital Guardian Research
       EQ/Common Stock Index
       EQ/Equity 500 Index
       EQ/Franklin Templeton Allocation
       EQ/JPMorgan Value Opportunities
       EQ/Large Cap Core PLUS
       EQ/Large Cap Growth Index
       EQ/Large Cap Growth PLUS
       EQ/Large Cap Value Index
       EQ/Large Cap Value PLUS
       EQ/Lord Abbett Growth and Income
       EQ/Lord Abbett Large Cap Core
       EQ/Morgan Stanley Mid Cap Growth
       EQ/T. Rowe Price Growth Stock
       EQ/UBS Growth and Income
       Multimanager Large Cap Core Equity
       Multimanager Large Cap Value

     Category 3 -- Small Cap/Mid Cap/International
       EQ/AllianceBernstein International
       EQ/AllianceBernstein Small Cap Growth
       EQ/BlackRock International Value
       EQ/International Core PLUS
       EQ/International Growth
       EQ/Mid Cap Index
       EQ/Mid Cap Value PLUS
       EQ/Oppenheimer Global
       EQ/Small Company Index
       Multimanager International Equity
       Multimanager Mid Cap Growth
       Multimanager Mid Cap Value
       Multimanager Small Cap Growth
       Multimanager Small Cap Value

     Category 4 -- Specialty
       EQ/AXA Franklin Small Cap Value Core
       EQ/Calvert Socially Responsible
       EQ/Capital Guardian Growth
       EQ/Davis New York Venture
       EQ/Templeton Global Equity
       EQ/Van Kampen Comstock
       EQ/Wells Fargo Advantage Omega Growth
       Multimanager Aggressive Equity
       Multimanager Large Cap Growth
       Multimanager Technology


Your contributions in the four categories must also generally be allocated according to the following category and investment option limits.

CATEGORY AND INVESTMENT OPTION LIMITS. The chart below sets forth the general category and investment option limits of Option B - Custom Selection.

------------------------------------------------------------------------------
\                                              3 -- SMALL/
                                                 MID/
                  1 -- FIXED     2 -- CORE     INTERNA-    4 -- SPE-
     CATEGORY       INCOME     DIVERSIFIED      TIONAL      CIALTY
------------------------------------------------------------------------------
   Maximum for       100%          70%            20%         10%
     category
   Minimum for        30%           0%             0%          0%
     category
   Maximum for        15%(1)       15%(2)         10%(3)       5%
   each option
------------------------------------------------------------------------------

(1) EQ/Core Bond Index, EQ/Intermediate Government Bond Index and EQ/Money Market have a 30% per option maximum limit.

(2) AXA Balanced Strategy, AXA Conservative Growth Strategy, AXA Conservative Strategy, AXA Growth Strategy and AXA Moderate Growth Strategy have a 70% per option maximum limit. EQ/Common Stock Index, EQ/Equity 500 Index, EQ/Large Cap Growth Index and EQ/Large Cap Value Index have a 35% per option maximum limit.

(3) EQ/Mid Cap Index and EQ/Small Company Index have 20% per option maximum limit.

There are no minimum allocations for any one investment option. Allocations must be in whole percentages. The total of your allocations into all available investment options must equal 100%. Your ability to


36  Contract features and benefits


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allocate contributions to investment options may be subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations.

QUARTERLY REBALANCING (OPTION B--CUSTOM SELECTION ONLY). Under Option B, your account value will be rebalanced automatically each quarter of your contract year. Rebalancing will occur on the same day of the month as your contract date. If that date is after the 28th of a month, rebalancing will occur on the first business day of the following month. If the date occurs on a date other than a business day, the rebalancing will occur on the next business day. The rebalance for the last quarter of the contract year will occur on the contract anniversary date. If this date occurs on a day other than a business day, the rebalance will occur on the business day immediately preceding the contract anniversary date. When we rebalance your account, we will transfer amounts among the investment options so that the percentage of your account value in each option at the end of the rebalancing date matches the most recent allocation instructions that we have received from you. Rebalancing does not assure a profit or protect against loss, so you should periodically review your allocation percentages as your needs change. You may request a rebalancing on the transaction date of a subsequent contribution.

TRANSFERS. Generally, you may transfer your account value among the variable investment options. However, under Option A, a transfer into the guaranteed interest option (other than a transfer pursuant to a dollar cost averaging program) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

You may make transfers among the investment options available under Option B, provided that the transfer meets the category and investment option limits in place at the time of the transfer. In the remainder of this section, we explain our current Option B transfer rules, which we may change in the future. You may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. An investment option transfer under Option B does not automatically change your allocation instructions for the rebalancing of your account on a quarterly basis. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your account. If you wish to change your allocation instructions for the quarterly rebalancing of your account, these instructions must meet the category and investment option limits in place at the time of the transfer and must be made in writing on a form we provide and sent to the processing office. Please note, however, that an allocation change for future contributions will automatically change the rebalancing instructions on file for your account. For more information about transferring your account value, please see "Transferring your money among investment options" later in this prospectus.

ALLOCATION INSTRUCTION CHANGES. You may change your instructions for allocations of future contributions. Any revised allocation instructions will also be used for quarterly rebalancing. Any revised allocation instructions must meet the category and investment limits in place at the time that the instructions are received.

POSSIBLE CHANGES TO THE CATEGORY AND INVESTMENT OPTION LIMITS. We may in the future revise the category limits, the investment limits, the categories themselves, and the investment options within each category. If we change an investment option from one category to another, you need not change your allocation instructions on file if you do not have any allocations to that option or you do not initiate a transfer request to that option. However, while you do not need to change your allocation instructions on file, if you submit a transfer request after there has been a change in category or investment option limits, you will be subject to the new category and investment option limits for future transactions. If you have an allocation to an investment option for which there has been a change and you submit a transfer request, we will require that you change your allocation instructions on file to comply with the new category and investment option limits if your instructions on file do not comply with the new rules. Any changes to category or investment option limits will not be applicable to subsequent contributions unless you change your allocation instructions or request a transfer. We may make changes to the category and investment option limits due to changes in the options, such as reorganizations or substitutions.


SWITCHING BETWEEN OPTIONS

If you elect the Guaranteed minimum income benefit I - Asset Allocation, your contract will be restricted to Option A (even if you drop the Guaranteed minimum income benefit I - Asset Allocation). If you elect either Guaranteed minimum income benefit and it converts to the Guaranteed withdrawal benefit for life, your contract will be restricted to Option A at the time of the conversion. For more information about allocation changes upon an automatic conversion to the Guaranteed withdrawal benefit for life, see "Automatic conversion" in "Guaranteed withdrawal benefit for life" later in this Prospectus.

If you do not have the Guaranteed minimum income benefit I - Asset Allocation or have not converted to the Guaranteed withdrawal benefit for life, you may select either Option A or Option B. In addition, you may switch between Option A and Option B. There are currently no limits on the number of switches between options, but the Company reserves the right to impose a limit. If you move from one option to another, you are subject to the rules applicable to the new option that are in place at the time of the switch.


                                              Contract features and benefits  37


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YOUR RESPONSIBILITY FOR ALLOCATION DECISIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. Under Option A or Option B, you may participate in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). Under Option A, but not Option B, you may participate in one of two Investment simplifier programs or the general dollar cost averaging program. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Under Option A, your dollar cost averaging transfer allocations to the guaranteed interest option cannot exceed 25% of your dollar cost averaging transfer allocations. Under Option B, dollar cost averaging transfer allocations must also meet Custom Selection guidelines. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. If a transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing transaction.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Under Option A, you may allocate some or all of your contribution to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

We will transfer amounts from the account for special dollar cost averaging into the investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.


38  Contract features and benefits


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If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special dollar cost averaging program is not available.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into the other investment options. Under Option A, you may allocate some or all of your contributions to the program. If you elect to allocate only some of your contribution to the program, the remaining contribution amount will be invested as directed in the investment options available under Option A. For amounts allocated to the program, you may provide allocation instructions different than the allocation instructions applicable to the amounts invested directly under Option A. Under Option B, if you elect the program, 100% of your contributions must be allocated to the program. Under the program, we will transfer account value into the investment options based on the most recent allocation instructions we have received from you. Under Option A or Option B, your initial allocation to the program must be at least $2,000 and you may allocate a subsequent contribution to an existing program as long as the contribution to the program is at least $250. Contributions into the program must be new contributions. In other words, you may not make transfers from amounts allocated in other investment options to initiate the program.

You may elect to participate in a 3, 6 or 12-month program. Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other investment options you select. Once the time period you selected has expired, you may then elect to participate in the special money market dollar cost averaging program for an additional time period if you are still eligible to make contributions under your contract.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the investments according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. Under Option A, if your account value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other investment options. Under Option A, the investment options to which transfers are made under the program may be different than the investment options you have selected for allocation of your contributions. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER. Under Option A, we offer two Investment simplifier options which are dollar cost averaging programs. You may not participate in an Investment simplifier option when you are participating in the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) or the general dollar cost averaging program. The Investment simplifier options are not available under Option B.

Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the investment options available under Option A. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite(SM) contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the


                                              Contract features and benefits  39


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investment options available under Option A. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


INTERACTION OF DOLLAR COST AVERAGING AND INVESTMENT SIMPLIFIER WITH OTHER CONTRACT FEATURES AND BENEFITS

You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If a dollar cost averaging transfer occurs on the same day as a rebalancing, the transfer will be processed before the rebalancing. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.


CREDITS (for Accumulator(R) Plus(SM) contracts only)


A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.


The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:


------------------------------------------------------------------------------
                                               CREDIT PERCENTAGE
   FIRST YEAR TOTAL CONTRIBUTIONS                  APPLIED TO
            BREAKPOINTS                          CONTRIBUTIONS
------------------------------------------------------------------------------
Less than $350,000                                      4%
------------------------------------------------------------------------------
$350,000 or more                                        5%
------------------------------------------------------------------------------

The percentage of the credit is based on your total first year contributions. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below). For QP contracts only, the credit percentage will also be credited for contributions in the second and later contract years. Please note that we may discontinue acceptance of contributions, including within the first contract year. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.


For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].


Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:


o Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

o For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

o If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

o The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix IV later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).


o Upon advance notice to you, we may discontinue acceptance of contributions within the first contract year. Therefore, you may

40  Contract features and benefits


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     have less than a year to reach your Expected First Year Contribution
     Amount. We would recover any Excess Credit at the end of the first contract year.

o    No indication of intent:

     oFor your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

     oFor any subsequent contribution that results in a higher appli cable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:


o If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)(1) Also, you will not be reimbursed for any charges deducted before cancellation, except in states where we are required to return the amount of your contributions. In states where we are required to return your account value, the amount we return to you upon cancellation will reflect any investment gain or loss in the variable investment options (less the daily charges we deduct) associated with your contributions and the full amount of the credit. See "Charges and expenses" later in this Prospectus for more information.


o If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

o If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit.


For example:

You make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). If you (i) exercise your right to cancel the contract, (ii) start receiving annuity payments within three years of making the contribution, or (iii) die during the one-year period following the receipt of the contribution, we will recapture the entire credit and reduce your account value by $4,000.


We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any

----------------------
(1) The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus(SM) contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for a Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add a Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, when calculating your Guaranteed minimum income benefit and Guaranteed minimum death benefit, one of your benefit bases may apply: (1) the Standard death benefit is based on the Standard death benefit benefit base; (2) the Annual Ratchet to age 80 enhanced death benefit is based on the Annual Ratchet to age 80 benefit base; (3) Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 for the "Greater of" GMDB I enhanced death benefit AND GMIB I - Asset Allocation are based on the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base; or (4) Greater of 5% Roll-Up to age 80 or the Annual Ratchet


                                              Contract features and benefits  41


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to age 80 for the "Greater of" GMDB II enhanced death benefit AND GMIB II -
Custom Selection are based on the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base. The Guaranteed minimum death benefits under options 3 and 4 are collectively referred to as the "Greater of" enhanced death benefits.

STANDARD DEATH BENEFIT

Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

5% ROLL-UP TO AGE 80 BENEFIT BASE
(USED FOR THE "GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I - ASSET ALLOCATION AND GMIB II - CUSTOM SELECTION)

Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract; plus

o    daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

The effective annual roll-up rate credited to this benefit base is:

o 5% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite(SM) contracts only). Please see Appendix VI later in this Prospectus to see what applies in your state; and

o 2% with respect to the EQ/Money Market variable investment option and the guaranteed interest option (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 5% Roll-Up to age 80 and a hypothetical account value.


ANNUAL RATCHET TO AGE 80 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 80 ENHANCED DEATH BENEFIT, "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT AND FOR THE CORRESPONDING GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions), or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet).


If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:


o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal), or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 80th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 80 and a hypothetical account value.


"GREATER OF" GMDB I ENHANCED DEATH BENEFIT, "GREATER OF" GMDB II ENHANCED DEATH BENEFIT, GMIB I - ASSET ALLOCATION AND GMIB II - CUSTOM SELECTION BENEFIT BASES



Your benefit base is equal to the greater of the benefit base computed for the 5% Roll-Up to age 80 or the benefit base computed for the Annual Ratchet to age 80, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised prior to the contract date anniversary following age
80. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.



42  Contract features and benefits


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ROLL-UP BENEFIT BASE RESET

As described in this section, you will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on certain contract date anniversaries. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 80 on any reset benefit base.

If you elect GMIB I - Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II - Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect both a "Greater of" enhanced death benefit and a Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.


--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.


AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------

If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i) if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii) if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 80 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.

If you elect to reset your Roll-Up benefit bases, we may increase the charge for the Guaranteed minimum income benefit and the "Greater of" enhanced death benefit. There is no charge increase for the Annual Ratchet to age 80 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset. See "Exercise rules" under "Guaranteed minimum income benefit" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" under "Accessing your money" below for more information. Please note that in most cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.

If you are a traditional IRA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you convert from a QP contract to an IRA, your waiting period for the reset under the IRA contract will include any time that you were a participant under the QP contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle that you maintain. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" later in this Prospectus.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit


                                              Contract features and benefits  43


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is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.


GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available to owners ages 20-75 (ages 20-70 for Accumulator(R) Plus(SM) contracts).

You may elect one of the following:

o The Guaranteed minimum income benefit I - Asset Allocation that includes the 5% Roll-Up benefit base ("GMIB I - Asset Allocation").

o The Guaranteed minimum income benefit II - Custom Selection that includes the 5% Roll-Up benefit base ("GMIB II - Custom Selection").

Both options include the ability to reset your Guaranteed minimum income benefit base. See "Roll-Up benefit base reset" earlier in this section. Under GMIB I - Asset Allocation, you are restricted to the investment options available under Option A - Asset Allocation. Under GMIB II - Custom Selection, you can choose either Option A - Asset Allocation or Option B - Custom Selection. You should not elect GMIB II--Custom Selection and invest your account value in Option A if you plan to never switch to Option B, since GMIB I--Asset Allocation's optional benefit charge is lower and offers Option A.

If you elect the Guaranteed minimum income benefit I - Asset Allocation, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB I enhanced death benefit. You may not elect the "Greater of" GMDB II enhanced death benefit.

If you elect the Guaranteed minimum income benefit II--Custom Selection, you may elect the Standard death benefit, Annual Ratchet to age 80 enhanced death benefit, or the "Greater of" GMDB II enhanced death benefit. You may not elect the "Greater of" GMDB I enhanced death benefit.

If the contract is jointly owned, the guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA or QP contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years.


We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract) (if exercised prior to age 80), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


44  Contract features and benefits


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GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

The no lapse guarantee will terminate under the following circumstances:

o If your aggregate withdrawals during any contract year exceed 5% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 80.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 5% of your Roll-Up benefit base at the beginning of the contract year.


EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. Under monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date anniversary following your 80th birthday. Withdrawal charges, if any, will not apply when the Guaranteed minimum income benefit is exercised at age 80. Other options are available to you on the contract date anniversary following your 80th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:


o If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 70 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

o If you were at least age 71 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following the contract date anniversary at age 80.

Please note:

(i) if you were age 70 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 69, but turned 70 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 70 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 80;

(ii) for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series traditional IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii) since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed


                                              Contract features and benefits  45


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      minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

(iv) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age
     80. Please note that in most cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(v) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 79, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 77 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vi) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age (if applicable); and

(vii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may be eligible to add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long as:
(i) no more than three months have elapsed since your contract was issued, or
(ii) we continue to offer the Guaranteed minimum income benefit in the form described earlier in this section, including the maximum charge and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

o The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

o The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

o Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

o If you elected Guaranteed minimum income benefit I - Asset Allocation at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit II - Custom Selection. If you elected Guaranteed minimum income benefit II - Custom Selection at issue, you may not later drop that benefit to add the Guaranteed minimum income benefit I - Asset Allocation.


o If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.


DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

o For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contract holders:

     --You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

     --If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the latest of: (1) the expiration of any withdrawal charges in effect under your contract,
       (2) the contract date anniversary following the GMIB effective date, and (3) four years from the date that the contract was issued.


46  Contract features and benefits


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o    For Accumulator(R) Select(SM) contract holders:

     --If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

     --If you add the Guaranteed minimum income benefit after your contract is issued, you many not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

o The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

o If you elect the "Greater of" GMDB I or "Greater of" GMDB II and the corresponding Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit prior to age 80, we will no longer deduct the Guaranteed minimum income benefit charge. We will also automatically terminate the Guaranteed minimum death benefit charge and apply the standard death benefit.

If a benefit has been dropped, you will receive a letter confirming that the benefit has been dropped. If you drop the Guaranteed minimum income benefit you will not be permitted to add the Guaranteed minimum income benefit to your contract again. See "Guaranteed minimum death benefit" below for more information regarding how dropping the Guaranteed minimum income benefit will affect the Guaranteed minimum death benefit.


GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below when your contract is issued, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The Standard death benefit is available to all owners.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is issued, you may not change or voluntarily terminate your death benefit. However, dropping a Guaranteed minimum income benefit can cause a "Greater of" enhanced death benefit to also be dropped. Please see below and "Payment of death benefit" later in this Prospectus for more information.

You may choose from three enhanced death benefit options:

o    Annual Ratchet to age 80;

o The "Greater of" GMDB I: Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 (available only if elected in connection with the Guaranteed minimum income benefit I - Asset Allocation); and

o The "Greater of" GMDB II: Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 (available only if elected in connection with the Guaranteed minimum income benefit II - Custom Selection).

The Annual Ratchet to age 80 enhanced death benefit can be elected by itself. Each "Greater of" enhanced death benefit is available only with the corresponding Guaranteed minimum income benefit. Therefore, the "Greater of" GMDB I enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit I - Asset Allocation. The "Greater of" GMDB II enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit II - Custom Selection. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect to drop the Guaranteed minimum income benefit before the contract date anniversary following age 80, the "Greater of" enhanced death benefit will be dropped automatically.

If the Guaranteed minimum income benefit is dropped without converting to the Guaranteed withdrawal benefit for life within 30 days of the contract date anniversary following age 80, then the "Greater of" enhanced death benefit will be retained, along with the associated charges and withdrawal treatment. If a benefit has been dropped, you will receive a letter confirming that the drop has occurred. See "Dropping the Guaranteed minimum income benefit after issue" earlier in this section for more information.


If the "Greater of" enhanced death benefit is dropped, your death benefit value will be what the value of the Standard Death Benefit would have been if the Standard Death Benefit were elected at issue. If the "Greater of" enhanced death benefit is dropped on a contract anniversary, the charges will be taken, but will not be taken on future contract date anniversaries. If the "Greater of" enhanced death benefit is not dropped on a contract anniversary, then the pro rata portion of the fees will be charged before future charges become non-applicable.


If you elect one of the enhanced death benefit options described above and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the enhanced death benefits described above.


                                              Contract features and benefits  47


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For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase a "Greater of" enhanced death benefit with a Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base. See "Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ or IRA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The additional death benefit will be 40% of:

the greater of:

o    the account value, or

o    any applicable death benefit

decreased by:

o    total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus(SM) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus(SM) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

o    the account value, or

o    any applicable death benefit

decreased by:

o    total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. Your spouse beneficiary or younger spouse joint owner must be 75 or younger


48  Contract features and benefits


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when he or she becomes the successor owner for the Earnings enhancement benefit that had been elected at issue to continue after your death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). The opportunity to convert from the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life is the contract date anniversary following age 80. You may elect to make this conversion only during the 30 days after the contract anniversary following the attainment of age 80.

--------------------------------------------------------------------------------
When an Owner (or, if applicable, the older Owner) elects to convert, the "Conversion effective date" is the contract date anniversary immediately preceding the election.

The "Conversion transaction date" is the date that the Owner affirmatively elects to convert within the 30-day window. If the Owner makes no election to convert, the Conversion transaction date is the 30th day after the contract anniversary following age 80.
--------------------------------------------------------------------------------

A benefit base reset for the Guaranteed minimum income benefit does not extend the waiting period during which you can convert.

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the contract date anniversary following age 80 ("last exercise date"), you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

o You may affirmatively convert the Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life;

o You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

o You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

IF YOU TAKE NO ACTION WITHIN 30 DAYS AFTER THE CONTRACT DATE ANNIVERSARY FOLLOWING AGE 80, THE GUARANTEED MINIMUM INCOME BENEFIT WILL CONVERT AUTOMATICALLY TO THE SINGLE LIFE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. You will receive a confirmation notice after the automatic conversion occurs.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit (or permit the benefit to convert) if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are not interested in taking withdrawals prior to the contract's maturity date; or

o You are using the contract to fund a QP contract where withdrawal restrictions will apply.

For traditional IRAs and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".


                                              Contract features and benefits  49


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SINGLE OWNER. If the contract has a single owner, and the owner converts the
Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.

GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL, your GWBL benefit base is equal to either your account value or the applicable Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. The initial Guaranteed annual withdrawal amount is calculated as of the Conversion effective date. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.


We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess withdrawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.



------------------------------------------------------------------------------
                 IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
                          GMIB II - CUSTOM SELECTION
------------------------------------------------------------------------------
                                                     B
             A                           APPLICABLE PERCENTAGE OF
 APPLICABLE PERCENTAGE OF               GUARANTEED MINIMUM INCOME
       ACCOUNT VALUE                            BENEFIT BASE
------------------------------------------------------------------------------
           6.0%                                     5.0%
------------------------------------------------------------------------------
For example, if on the Conversion effective date your GMIB I--Asset Allocation or GMIB II--Custom Selection benefit base is $115,000,


50  Contract features and benefits


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and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I--Asset Allocation or GMIB II-- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE/SUCCESSOR OWNER. If you hold an IRA or NQ contract, you may convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life. You must affirmatively request that the benefit be converted and your spouse must be at least age 70 on the Conversion effective date. If the younger spouse is younger than 70 as of the Conversion effective date, the election of Joint life will not be available, even if the contract was issued to spousal joint owners. The successor owner must be the owner's spouse. For NQ contracts, the successor owner can be designated as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life following age 80 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date. If you do add a Joint life contract, your spouse must submit any requested information.

For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on your age or the age of your spouse, whoever is younger, as set forth in the following table.



------------------------------------------------------------------------------
                 IF YOU HAVE THE GMIB I - ASSET ALLOCATION OR
                          GMIB II - CUSTOM SELECTION
------------------------------------------------------------------------------
                                                               B
                                      A               APPLICABLE PERCENT-
                             APPLICABLE PERCENT-       AGE OF GUARANTEED
      YOUNGER                  AGE OF ACCOUNT           MINIMUM INCOME
   SPOUSE'S AGE                    VALUE                 BENEFIT BASE
------------------------------------------------------------------------------
        85+                        5.5%                       4.0%

       80-84                       5.0%                       3.5%

       75-79                       4.5%                       3.0%

       70-74                       4.0%                       2.5%
------------------------------------------------------------------------------
For example, if on the Conversion effective date your account value is $100,000, your GMIB I--Asset Allocation or GMIB II--Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account


                                              Contract features and benefits  51


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value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age as of the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

For conversion at age 80, if you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age as of the conversion effective date. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 70 on the Conversion effective date. (Withdrawals taken during the applicable period following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large as described earlier in this section.)

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section. The Applicable percentage will not be adjusted to a Single life percentage.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP contracts are not permitted in connection with this benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.


EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The entire withdrawal amount will reduce the GWBL benefit base on a pro rata basis (which means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage).

o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal


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of $8,000. You have withdrawn 10% of your account value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $5,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. For Single life contracts, if the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%. For both Single life and Joint life contracts, your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.


INVESTMENT OPTIONS

While the Guaranteed withdrawal benefit for life is in effect, investment options will be restricted to Option A. If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.

If the Guaranteed withdrawal benefit for life is dropped, the available investment options will revert to the investment options that were originally available under the contract, pursuant to the Guaranteed minimum income benefit that had been elected.


AUTOMATIC CONVERSION

AT AGE 80, IF YOU TAKE NO ACTION DURING THE 30 DAYS AFTER THE CONVERSION EFFECTIVE DATE, AND PERMIT YOUR GUARANTEED MINIMUM INCOME BENEFIT TO CONVERT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AUTOMATICALLY, WE WILL REALLOCATE ANY PORTION OF YOUR ACCOUNT VALUE INVESTED IN INVESTMENT OPTIONS OTHER THAN THOSE AVAILABLE UNDER OPTION A TO THE AXA BALANCED STRATEGY PORTFOLIO AS PART OF THE AUTOMATIC CONVERSION, ON THE CONVERSION TRANSACTION DATE. You will be able to reallocate your account value, subject to Option A limits at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.

If the AXA Balanced Strategy Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.

Upon conversion, a recurring optional rebalancing program is not available; instead, you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request.


                                              Contract features and benefits  53


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DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) on that date will be invested in the AXA Balanced Strategy Portfolio. If the AXA Balanced Strategy Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above in "Automatic conversion."

You may elect a new Investment simplifier or general dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.


EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.


GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-Ups of the death benefit as of the contract anniversary following age 80. See "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.


OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate


54  Contract features and benefits


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     the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

o Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of the contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

o If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

o The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.


DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit, subject to the following restrictions:

o You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

o The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

o After the Guaranteed withdrawal benefit for life is dropped, the withdrawal treatment for the Guaranteed minimum death benefit will continue on a pro rata basis.

o If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under the Guaranteed minimum income benefit that you had originally elected.

o Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.

After your request has been processed, you will receive a letter confirming that the Guaranteed withdrawal benefit for life has been dropped.

See "Investment options" earlier in this section for information regarding how dropping the Guaranteed withdrawal benefit for life would affect your investment options.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


(For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts only)


The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later


                                              Contract features and benefits  55


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in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.


o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for owners over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can purchase and contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. Subsequent contributions are limited to the first contract year only (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only). A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

o    You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o The GMIB I--Asset Allocation, GMIB II--Custom Selection and the "Greater of" enhanced death benefits, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected an enhanced death benefit, it will no longer be in effect and charges for such benefit will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are


56  Contract features and benefits


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required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

For Accumulator(R) Plus(SM) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

o    you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a traditional IRA contract. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.


                                              Contract features and benefits  57


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2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; and (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; and (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select(SM) contracts). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i) increased to reflect additional contributions (plus the credit for Accumulator(R) Plus(SM) contracts);

(ii) decreased to reflect a withdrawal (plus applicable withdrawal charges if applicable under your Accumulator(R) Series contract); or

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.

YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite(SM) contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


58  Determining your contract's value


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3. Transferring your money among investment options


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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

o Under Option A, a transfer into the guaranteed interest option (other than a dollar cost averaging transfer) will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

o Under Option B, you may make a transfer from one investment option to another investment option within the same category provided the resulting allocation to the receiving investment option does not exceed the investment option maximum in place at the time of the transfer. You can make a transfer from an investment option in one category to an investment option in another category as long as the minimum rules for the transferring category, the minimum and maximum rules for the receiving category and the maximum rule for the receiving investment option are met. You may also request a transfer that would reallocate your account value based on percentages, provided those percentages are consistent with the category and investment option limits in place at the time of the transfer. In calculating the limits for any transfer, we use the account value percentages as of the date prior to the transfer. Transfer requests do not change the allocation instructions on file for any future contribution or rebalancing, although transfer requests will be considered subject to the Custom Selection rules at the time of the request. In connection with any transfer, you should consider providing new allocation instructions, which would be used in connection with future rebalancing. A transfer must comply with transfer rules described under "Allocating your contributions" earlier in the Prospectus.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year;

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing or through Online Account Access. Under Option A, you may also request a transfer by telephone using TOPS. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)   the contract number;

(2) the dollar amounts or percentages of your current account value to be transferred; and

(3)   the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions


                            Transferring your money among investment options  59


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of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE

If you elect Option A for your investment options, a recurring optional rebalancing program is not available, instead you can rebalance your account value by submitting a request to rebalance your account value as of the date we receive your request. Any subsequent rebalancing transactions would require a subsequent rebalancing request. If you elect Option B, we require an automatic quarterly rebalancing program. For more information about Options A and B and the rebalancing program under Option B, see "Allocating your contributions" earlier in this Prospectus.


60  Transferring your money among investment options


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4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. Withdrawals will be deducted pro rata from the applicable investment options. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



------------------------------------------------------------------------------
                            METHOD OF WITHDRAWAL
                    AUTOMATIC                           PRE-AGE     LIFETIME
                     PAYMENT                             59-1/2     REQUIRED
                      PLANS                             SUBSTAN     MINIMUM
                      (GWBL                  SYSTEM-    -TIALLY    DISTRIBU-
 CONTRACT+            ONLY)       PARTIAL     ATIC       EQUAL        TION
------------------------------------------------------------------------------
NQ                     Yes         Yes         Yes        No          No
------------------------------------------------------------------------------
Traditional IRA        Yes         Yes         Yes        Yes         Yes
------------------------------------------------------------------------------
Roth IRA               Yes         Yes         Yes        Yes         No
------------------------------------------------------------------------------
Inherited IRA          No          Yes         No         No          *
------------------------------------------------------------------------------
QP**                   Yes         Yes         No         No          Yes
------------------------------------------------------------------------------
+ Please note that not all contract types are available under the Accumulator(R) Series of contracts.

* The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

** All payments are made to the trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select(SM), partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value.


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You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

If you take a partial withdrawal while you are taking systematic withdrawals, your systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option.

For all contracts except Accumulator(R) Select(SM), systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan at the time of the conversion to the Guaranteed withdrawal benefit for life, and you will be advised to cancel this election in the Systematic Withdrawal election form and in the Guaranteed minimum income benefit exercise notice.

SUBSTANTIALLY EQUAL WITHDRAWALS
(traditional IRA, Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select(SM), substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(traditional IRA and QP contracts only -- See "Tax information" later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under


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federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" later in this Prospectus.

This service is not available under defined benefit QP contracts.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" later in this Prospectus for your specific type of retirement arrangement.

This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

--------------------------------------------------------------------------------
For traditional IRA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------
We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 5% of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

We will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the


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variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the businesss day you initially elected.



HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT AND GUARANTEED MINIMUM DEATH BENEFIT

Withdrawals (including RMDs) will reduce your benefits on either a pro rata or dollar-for-dollar basis. Unless otherwise stated, the withdrawal deductions will be on a pro rata basis.

Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit base by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

If the Guaranteed minimum income benefit is elected at issue, during the first five contract years, with respect to the GMIB I - Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II - Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each benefit's 5% Roll-Up to age 80 benefit base on a pro-rata basis. If the Guaranteed minimum income benefit is added after issue, the applicable five year period begins as of the GMIB effective date. Beginning on the first day of the 6th contract year, with respect to the GMIB I - Asset Allocation, the "Greater of" GMDB I enhanced death benefit, the GMIB II - Custom Selection and the "Greater of" GMDB II enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 5% Roll-Up to age 80 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 5% or less of the 5% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base on a pro rata basis.

When an RMD withdrawal using our RMD program occurs, the waiting period for dollar-for-dollar withdrawals will not apply and the entire withdrawal amount will reduce the roll-up benefit base on a dollar-for-dollar basis. Reduction on a dollar-for-dollar basis means that your 5% Roll-Up to age 80 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 80 benefit base will always be reduced on a pro rata basis.

If dollar for dollar withdrawals were to be allowed in the first contract year, for both of the Guaranteed minimum income benefits and "Greater of" enhanced death benefits, the dollar for dollar withdrawal amount for the first contract year will be determined using all contributions received in the first 90 days after contract issue. For QP contracts, after the first contract year, additional contributions made during the contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year even if the benefit is added after issue.

If you convert from a QP contract to an IRA, your waiting period for the dollar-for-dollar withdrawal under the IRA contract will include any time that you were a participant under the QP contract.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis regardless of the type of "Greater of" enhanced death benefit you had elected. If you drop the Guaranteed minimum income benefit at age 80 without converting it to the Guaranteed withdrawal benefit for life, your death benefit will retain its original withdrawal treatment. See "Dropping the Guaranteed minimum income benefit after issue" described earlier under "Contract features and benefits."


HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals," "Effect of your account value falling to zero" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


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Please consider, however, that the Guaranteed withdrawal benefit for life is not beneficial to the Owner unless the Owner intends to take withdrawals.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" and "Effect of your account value falling to zero" under "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable) if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 5% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called annuitization. Upon annuitization, your account value is applied to provide periodic payments as described in this section; the contract and all its benefits terminate; and you receive a supplementary contract for the periodic payments ("payout option"). The supplementary contract does not have an account value or cash value. If you choose a variable payout option, you will receive a supplementary payout contract, as described in more detail later in this section. Your interest in a variable payout contract is a security under the federal securities law and you will receive a separate prospectus related to the contract you select. Currently, the only variable payout option available to a purchaser of a Accumulator(R) Series annuity contract is the Variable Immediate Annuity contract.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed



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annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You may choose to annuitize your contract at any time, which generally is at least 13 months (five years for Accumulator(R) Plus(SM) contracts) after the contract issue date. The contract's maturity date is the latest date on which annuitization can occur. If you do not annuitize before the maturity date and at the maturity date have not made an affirmative choice as to the type of annuity payments to be received, we will convert your contract to the default annuity payout option described in "Annuity maturity date" later in this section.

In general, your periodic payment amount upon annuitization is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization, the form of the annuity payout option you elect and the annuity purchase rate to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. Once begun, annuity payments cannot be stopped unless otherwise provided in the supplementary contract. Your contract guarantees that upon annuitization, your account value will be applied to a guaranteed annuity purchase rate for a life annuity. We reserve the right, with advance notice to you, to change guaranteed annuity purchase rates any time after your fifth contract date anniversary and at not less than five-year intervals after the first change. (Please see your contract and SAI for more information.) In the event that we exercise our contractual right to change the guaranteed annuity purchase factors, we would segregate the account value based on contributions and earnings received prior to and after the change. When your contract is annuitized, we would calculate the payments by applying the applicable purchase factors separately to the value of the contributions received before and after the rate change. We will provide you with 60 days advance written notice of such a change.

In addition, you may apply your total account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

We currently offer you several choices of annuity payout options. The options available directly under the contract entitle you to receive fixed annuity payments. Options available under separate contracts and described in separate prospectuses enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.

You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.



------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options (described in a     Life annuity with period certain
   separate prospectus)
------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for owners and annu-    Period certain annuity
   itants age 83 or less at contract
   issue) (described in a separate
   prospectus)
------------------------------------------------------------------------------


o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and


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survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.



INCOME MANAGER(R) PAYOUT OPTIONS

Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know. The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. If you elect an Income Manager payout option, the amount applied will be allocated to fixed maturity options to provide payments during the period certain. If you elect an Income Manager(R) life annuity with period certain, a portion of the amount applied will be used to provide for payments after the certain period while you are living. The amounts allocated to a fixed maturity option will receive a fixed rate of interest during a set period, generally 1 to 15 years from date of allocation to the maturity date of the option. In deciding whether to select an Income Manager(R) payout, you should be aware that we make a market value adjustment (up or down) if you make a withdrawal before the maturity date of the selected option. In addition, you should consider that the amount applied to the payout option may be subject to a new withdrawal charge of up to 7% for withdrawals in the first seven years of the payout contract (in excess of a 10% free withdrawal amount).

The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional.


Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

For QP contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a traditional IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.)

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.


The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. Non-life contingent period certain payouts are not available for variable payouts, so no withdrawal charge is applicable to variable payouts.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1." Before you select an Income Manager(R) payout option, you should read the Income Manager(R) prospectus which contains important information that you should know.



SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We


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require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite(SM) or Accumulator(R) Select(SM) contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus(SM) contract date. (Please see Appendix VI later in this Prospectus for information on state variations.). Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus(SM) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) payout option is chosen.


ANNUITY MATURITY DATE


Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically. The notice will include the date of maturity, describe the available annuity payout options, state the availability of a lump sum payment option, and identify the default payout option if you do not provide an election by the time of your contract maturity date.


If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any Joint Owner or Successor Owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.


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5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o    A mortality and expense risks charge

o    An administrative charge

o    A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select(SM) contracts).

o On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.



SEPARATE ACCOUNT ANNUAL EXPENSES


MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:


     Accumulator(R): 0.80%
     Accumulator(R) Plus(SM): 0.95%
     Accumulator(R) Elite(SM): 1.10%
     Accumulator(R) Select(SM): 1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.


For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.


ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.30%
     Accumulator(R) Plus(SM): 0.35%
     Accumulator(R) Elite(SM): 0.30%
     Accumulator(R) Select(SM): 0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.20%
     Accumulator(R) Plus(SM): 0.25%
     Accumulator(R) Elite(SM): 0.25%
     Accumulator(R) Select(SM): 0.35%

                                                        Charges and expenses  69


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ACCOUNT VALUE CHARGES



ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts only)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus(SM) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------------
                             WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                          CONTRACT YEAR
--------------------------------------------------------------------------------------
                    1    2     3     4       5       6     7     8        9    10+
--------------------------------------------------------------------------------------
  Accumulator(R)   7%    7%    6%    6%      5%      3%    1%   0%(a)     --    --
--------------------------------------------------------------------------------------
  Accumulator(R)
      Plus(SM)     8%    8%    7%    7%      6%      5%    4%   3%        2%   0%(b)
--------------------------------------------------------------------------------------
  Accumulator(R)
     Elite(SM)     8%    7%    6%    5%     0%(c)    --    --   --        --    --
--------------------------------------------------------------------------------------

(a) Charge does not apply in the 8th and subsequent contract years following contribution.
(b) Charge does not apply in the 10th and subsequent contract years following contribution.
(c) Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount (contributions after the first contract year are


70  Charges and expenses


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allowed in QP contracts only). The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite(SM) NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 5% Roll-Up to age 80 or the Annual Ratchet to age 80 enhanced death benefit ("Greater of" GMDB I or "Greater of" GMDB II), beginning on the first day of the 6th contract year (after GMIB is added) the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 5% of the beginning of contract year 5% Roll-Up to age 80 benefit base even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 5% of the beginning of contract year 5% Roll-Up to age 80 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal, or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

Withdrawal charges will not apply when the GMIB is exercised on the contract date anniversary following age 80.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      -its main function is to provide skilled, intermediate, or custodial nursing care;
      -it provides continuous room and board to three or more persons;
      -it is supervised by a registered nurse or licensed practical nurse;
      -it keeps daily medical records of each patient;
      -it controls and records all medications dispensed; and -its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 80. If you elect the Annual Ratchet to age 80 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 80 benefit base (0.30% in New York and Washington).

"GREATER OF" GMDB I - GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 5% Roll-Up to age 80 or the Annual Ratchet to age 80 benefit base.

If you opt to reset your Roll-Up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 0.95%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

"GREATER OF" GMDB II - GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE
80. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 5% Roll-Up to age 80 or the Annual Ratchet to age 80 benefit base. If you opt to reset your Roll-Up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we


                                                        Charges and expenses  71


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will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we will continue to deduct the charge for the Guaranteed minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid or the "Greater of" enhanced death benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 80, whichever occurs first. For the Guaranteed minimum income benefit I - Asset Allocation, the charge is equal to 0.80% of the benefit base. For the Guaranteed minimum income benefit II - Custom Selection, the charge is equal to 1.00% of the benefit base.

If you opt to reset your Roll-Up benefit base on the first or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the Guaranteed minimum income benefit I - Asset Allocation and 1.30% for the Guaranteed minimum income benefit II - Custom Selection. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. After conversion, we deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an Annual Ratchet, up to a percentage equal to a maximum charge of 1.10% for Guaranteed minimum income benefit I - Asset Allocation or 1.30% for Guaranteed minimum income benefit II - Custom Selection. We will permit you to opt out of the ratchet if the charge increases. If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed withdrawal benefit for life is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See "Guaranteed minimum income benefit charge" earlier in this section.


72  Charges and expenses


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CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION
ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o    Management fees.

o    12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus(SM) bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  73


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6. Payment of death benefit


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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus(SM) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. Payment of the death benefit terminates the contract.

If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, any benefits will be those which would have been purchased at the correct age. If the age of any person upon whose life an optional Guaranteed minimum death benefit depends has been misstated, and if an optional Guaranteed minimum death benefit rider would not have been issued based on the correct age: (i) the optional Guaranteed minimum death benefit rider will be revoked; (ii) the applicable charge for the benefit will be refunded and applied to the annuity account value of the contract, and (iii) the standard death benefit will apply.

--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the


74  Payment of death benefit


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surviving spouse will automatically be able to continue the contract under the
"Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. For more information on non-spousal joint owner contract continuation, see the section immediately below.

NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

     --If you elected either the Annual Ratchet to age 80 enhanced death benefit (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 79


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       or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80. If you were age 80 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 80) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 80.

     --If you elected either the Annual Ratchet to age 80 enhanced death benefit (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or "Greater of" GMDB I or "Greater of" GMDB II enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

     --If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. The next available reset will also account for any time elapsed before the election of the Spousal Continuation. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

o The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

o If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 80 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 80. If the surviving spouse is age 76 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

o The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further


76  Payment of death benefit


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information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.



BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.

Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o    The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o    Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o    The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit or the Guaranteed withdrawal benefit for life is in


                                                    Payment of death benefit  77


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     effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may take withdrawals, in addition to scheduled payments, at any time.


o    Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

o As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

o No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o    The annuity account value will not be reset to the death benefit amount.


o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.



78  Payment of death benefit


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7.  Tax information


--------------------------------------------------------------------------------

OVERVIEW


In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA or QP. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TRANSFERS AMONG INVESTMENT OPTIONS

If permitted under the terms of the contract, you can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.


                                                             Tax information  79


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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS


Annuitization under a Accumulator(R) Series contract occurs when your entire interest under the contract is or has been applied to one or more payout options intended to amortize amounts over your life or over a period certain generally limited by the period of your life expectancy. Annuity payouts can also be determined on a joint life basis. After annuitization, no further contributions to the contract may be made, the annuity payout amount must be paid at least annually, and annuity payments cannot be stopped except by death or surrender (if permitted under the terms of the contract).

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED
WITHDRAWAL BENEFIT FOR LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes. (This includes Guaranteed annual withdrawal amounts received after age 80 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)


EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).



1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:



80  Tax information


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o    the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the issued in exchange contract.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or


o in the form of substantially equal periodic payments at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.



INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o    Traditional IRAs, typically funded on a pre-tax basis; and

o    Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).


AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code.


                                                             Tax information  81


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You may purchase the contract as a traditional IRA or Roth IRA. We also offer
Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs. Inherited IRA contracts are available for all Accumulator(R) Series contracts except Accumulator(R) Plus(SM).


This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


We have not applied for opinion letters approving the respective forms of the traditional IRA and Roth IRA contracts (including Inherited IRA contracts) for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment.



Your right to cancel within a certain number of days

You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o    "regular" contributions out of earned income or compensation; or

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth
IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.



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NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.


WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o    qualified plans;

o    governmental employer 457(b) plans;

o    403(b) plans; and

o    other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.


Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o Do it yourself:
  You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.


o Direct rollover:
  You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:


o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or


o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    hardship withdrawals; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    death benefit payments to a beneficiary who is not your surviving spouse;
     or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your tra-


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ditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS


You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.



SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o    regular contributions to a traditional IRA made after you reach age
     70-1/2; or


o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.



RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF
TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


A distribution from a traditional IRA is not taxable if:


o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of


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additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."


ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.


DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.


WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.


WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.


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If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:


o    made on or after your death; or

o    made because you are disabled (special federal income tax definition); or


o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "traditional IRAs."


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The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.


With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.


WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o    another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.


You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.


The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


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CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS


In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution, you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH
IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o    rollovers from a Roth IRA to another Roth IRA;

o    direct transfers from a Roth IRA to another Roth IRA;

o    qualified distributions from a Roth IRA; and

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o    return of excess contributions or amounts recharacterized to a traditional IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

o    you are age 59-1/2 or older; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3)  All conversion contributions made during the year are added together.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.


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You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.


As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan. If a non-periodic distribution from a qualified plan is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.


SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.



MANDATORY WITHHOLDING FROM QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of the Separate Account's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus(SM) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is


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not registered as an investment company under the Investment Company Act of
1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

     - on a non-business day;
     - after 4:00 p.m. Eastern Time on a business day; or
     - after an early close of regular trading on the NYSE on a business day.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS, CREDITS AND TRANSFERS

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumula-


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     tor(R) and Accumulator(R) Elite(SM) contract owners only. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o    the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate

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family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.


See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA or QP contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA or QP contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.


In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.


A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.


In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.



ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you have elected the GWBL on a Joint Life basis and subsequently get divorced, we will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two Single Life contracts.

If the division of the contract occurs before any withdrawal has been made and after the Conversion effective date, the Applicable percentage under each new contract will be adjusted to a Single Life Applicable percentage for your Guaranteed annual withdrawal amount and will be based on each respective individual's age at the time of first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made and after the Conversion effective date and if the Conversion effective date is a contract date anniversary prior to your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract.

If the division of the contract occurs after any withdrawal has been made at least thirty days after the Conversion effective date and if the Conversion effective date is the contract date anniversary following your 85th birthday, the Joint Life Applicable percentage that was in effect at the time of the split will remain in effect for each contract. The Joint Life Applicable percentage that was in effect may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.



DISTRIBUTION OF THE CONTRACTS

The Accumulator(R) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.


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AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Accumulator(R) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending


                                                            More information  95


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the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------
                                                    2009               2008             2007              2006
------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.27                --               --                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4,766                --               --                --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.14                --               --                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2,471                --               --                --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  10.65                --               --                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               1,386                --               --                --
------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.76                --               --                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               9,085                --               --                --
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.73                --               --                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               9,521                --               --                --
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  12.14           $  9.68          $ 19.90           $ 18.04
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               7,762             7,019            4,042               800
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  12.04           $  8.99          $ 16.46           $ 14.29
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               2,475             2,070            1,013               213
------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   8.12           $  6.42          $  9.76           $ 10.82
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               3,612             2,521            1,033               123
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.59           $  9.02          $ 14.40           $ 14.42
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               7,088             3,987            1,992               385
------------------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  14.19           $ 11.04          $ 19.62           $ 18.04
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               4,627             3,778            2,421               590
------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   2.09           $  1.90          $  2.84           $  2.77
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              12,019             8,373            3,300               989
------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   9.23           $  7.14          $ 13.22           $ 11.94
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 723               594              324               101
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   9.59           $  7.28          $ 12.38           $ 11.90
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               3,953             3,633            2,506               604
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  10.52           $  8.11          $ 13.61           $ 13.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               3,080             2,728            2,267               276
------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-1


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------
                                                    2009               2008             2007              2006
------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.79            $  7.73          $  13.94           $ 13.65
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              6,300              3,919             2,328               869
------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.05            $  9.91          $  11.03           $ 10.84
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,215              3,840             3,598             1,106
------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  8.73            $  6.67          $  11.11           $ 10.85
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,363              7,157             3,823               406
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.87            $  8.75          $  14.14           $ 13.65
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,430              4,505             2,496               553
------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.14            $  9.49          $  13.28           $ 12.09
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,913                807               550                81
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  7.52            $  5.93          $   9.52                --
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             53,600             48,476            21,512                --
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.68            $ 11.07          $  10.83           $ 10.27
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,131              2,411               353                63
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 14.08            $ 10.54          $  19.36           $ 17.03
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,399              3,339             1,892               625
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.80            $  4.28          $   7.26           $  6.33
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,396              5,559             3,231               363
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.05            $  8.46          $  14.23           $ 14.59
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,315                893               648               104
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.82            $  8.67          $  14.03           $ 13.69
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                588                365               162                37
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.71            $  8.71          $  13.84           $ 12.31
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,648              1,472               881               180
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 12.04            $  9.04          $  14.83           $ 13.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,863              1,333               747                58
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.24            $  4.45          $  10.42           $ 11.22
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,573              1,673             1,065               314
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.54            $  8.03          $  14.35           $ 15.23
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,376              5,760             5,014             1,142
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.18            $  7.87          $  12.58           $ 12.32
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,771              1,289               975               291
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.91            $  8.81          $  12.92           $ 11.83
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,462              1,142               524                92
------------------------------------------------------------------------------------------------------------------


A-2 Appendix I: Condensed financial information


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------
                                                    2009               2008             2007              2006
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.76             $  8.00           $ 15.98           $ 14.99
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,325               3,947             2,442               587
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.15             $  9.06           $ 15.19           $ 15.64
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             9,184               1,612             1,507               506
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.53             $ 10.67           $ 10.58           $ 10.24
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             8,093               6,707             1,895               702
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.26             $  6.77           $ 11.58           $ 11.10
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,449               2,631             1,541               158
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.69             $ 10.21           $ 11.07           $ 10.73
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,912               1,880             1,453               364
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.64             $  9.35           $ 14.39           $ 14.85
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,873               2,215             1,354               370
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  5.42             $  3.85           $  6.75           $  6.37
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             7,194               2,900             1,437               154
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.13             $  6.33           $ 10.84           $ 10.76
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,026               4,870             4,461               526
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  1.90             $  1.46           $  2.46           $  2.47
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,312               2,891             2,349               473
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.06             $  7.15           $ 11.48           $ 11.93
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,994               2,784             2,074               664
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.00             $  8.38           $ 16.12           $ 13.35
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,560               3,390             1,545               298
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.16             $  7.50           $ 14.25           $ 12.96
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,900                 529               238                94
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.20             $ 11.41           $ 11.28           $ 10.76
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             8,726               2,680             1,109               333
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.65             $ 10.65           $ 20.44           $ 18.42
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,873               2,606             1,524               386
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.94             $  8.36           $ 14.02           $ 13.53
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               759                 507               349                62
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.21             $  6.83           $ 12.67           $ 11.54
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,451               1,190               674               176
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.92             $  9.83           $ 15.92           $ 15.57
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,180               2,483             1,212               264
------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-3


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------
                                                    2009               2008             2007              2006
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.57            $  8.27           $ 14.84           $ 13.44
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,900              1,229               725               212
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.34            $  9.36           $ 14.81           $ 15.00
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,341              1,300               778               224
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  3.95            $  2.98           $  5.21           $  5.09
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,492              4,840             3,439               574
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.17            $  8.15           $ 13.29           $ 14.93
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,415                910               704               327
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.84            $  7.57           $ 14.50           $ 12.42
------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,012              1,902               986               112
------------------------------------------------------------------------------------------------------------------




A-4 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



-------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                                         ----------------------------------------------
                                                                2009            2008           2007
-------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.25             --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,803             --              --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.13             --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,192             --              --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.63             --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             457             --              --
-------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.74             --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,580             --              --
-------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.71             --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,999             --              --
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.01       $   9.60        $  19.79
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,599          6,749           5,611
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  14.90       $  11.15        $  20.47
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,587          2,766           2,301
-------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.05       $   6.38        $   9.73
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,073          1,829             936
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  18.92       $  14.75        $  23.62
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,776          3,421           2,381
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  17.53       $  13.67        $  24.36
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,490          5,347           4,881
-------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $   4.98       $   4.54        $   6.81
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,308          3,897           2,391
-------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $   6.83       $   5.30        $   9.83
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             641            636             349
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  10.29       $   7.83        $  13.35
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,912          3,107           3,136
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.90       $   7.65        $  12.88
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,543          6,117           7,563
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 178.67       $ 141.42        $ 255.59
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             502            423             392
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.94       $  12.80        $  14.28
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           8,565          6,813           8,678
-------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                                         ----------------------------------------------
                                                                2006            2005            2004
-------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                     --               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --               --              --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                     --               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --               --              --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                     --               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --               --              --
-------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                     --               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --               --              --
-------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
-------------------------------------------------------------------------------------------------------
  Unit value                                                     --               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            --               --              --
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  17.99         $  14.79        $  13.03
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         1,983            1,000           1,008
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  17.82         $  16.60        $  15.12
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         1,922            1,979           2,313
-------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  10.82               --              --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           153               --              --
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  23.71         $  19.92        $  19.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         1,301            1,147           1,430
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  22.46         $  18.15        $  16.63
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         3,580            3,145           3,356
-------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                               $   6.67         $   5.84        $   5.59
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         1,207              536             306
-------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------
  Unit value                                               $   8.91         $   8.60        $   8.03
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           147               65              88
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  12.86         $  12.16        $  11.75
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         2,540            2,470           2,815
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  12.87         $  11.67        $  11.18
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         4,914            5,540           6,418
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                               $ 250.91         $ 230.23        $ 224.21
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           361              370             430
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                               $  14.07         $  13.73        $  13.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         7,950            8,015           8,979
-------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  11.20         $   8.42        $   9.51         $  12.60
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        1,052              135              --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  13.48         $   9.71        $  14.14         $  16.56
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        2,809            3,037           2,971            1,248
------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  18.05         $  13.98        $  17.04         $  16.40
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        1,339            1,334           1,071              299
------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  13.89         $  11.02        $  13.42         $  17.37
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        3,673            4,227           4,268            2,110
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $   7.87         $   6.25        $   8.63               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          101               79              19               --
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    --               --              --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           --               --              --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  10.23         $   7.91        $  10.66         $  11.05
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        6,957            7,543           2,052              628
------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 199.56         $ 135.53        $ 206.51         $ 235.03
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          484              521             499              204
------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                              $  13.32         $  13.09        $  12.13         $  11.41
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       10,672           12,695           8,943            1,427
------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-5

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2009             2008           2007
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.65          $  6.63      $  11.07
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,031            5,304         3,797
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 23.07          $ 18.62      $  30.17
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,766            4,288         4,204
------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.47          $  6.86      $   9.62
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,886            1,482         1,089
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  7.47          $  5.90      $   9.50
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          29,210           27,745        13,483
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 18.94          $ 19.69      $  19.30
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,248            2,058           813
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.73          $  8.81      $  16.22
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,484            4,686         3,598
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.91          $  9.55      $  16.25
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,313            2,704         1,865
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.83          $  9.09      $  15.32
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,758            2,921         3,721
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.17          $  6.56      $  10.64
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,683            2,845         3,557
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.50          $  4.85      $   7.72
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,663            7,722         7,920
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.60          $ 10.24      $  16.84
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,016            2,719         2,698
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  5.18          $  4.42      $  10.36
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,425            1,742         1,312
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.95          $  9.24      $  16.56
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,574            8,454         9,126
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.03          $  7.77      $  12.44
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,759            1,303         1,062
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.71          $  8.66      $  12.75
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,041            1,080           497
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.04          $  6.74      $  13.50
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,799            7,091         6,060
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.27          $  9.92      $  16.67
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           8,258            3,049         3,624
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2006            2005            2004
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.84             --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             665             --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 29.20       $  15.77       $  25.07
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,534          3,726          4,345
------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.78       $   8.42       $   8.23
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             319            349            400
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --             --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --             --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 18.35       $  18.07       $  18.13
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             747            873          1,061
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.30       $  12.18       $  10.56
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,904          2,599          2,863
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.20       $  11.48             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             310              5             --
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 15.76       $  13.30       $  12.99
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,048          4,589          5,234
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.41       $   9.36       $   8.87
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,130          4,965          5,788
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.88       $   7.03       $   6.21
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,569           9.117        10,421
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.80       $  13.94       $  12.99
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,090          2,422          2,867
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.19       $  10.64             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             738            113             --
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.62       $  14.75       $  14.21
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,695          5,091          5,823
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.21       $  10.58             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             501             58             --
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 11.70       $  10.55             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             138             45             --
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.70       $  11.56       $  11.04
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,317          4,297          4,997
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 17.21       $  15.54       $  14.18
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,215          3,279          3,574
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2003            2002            2001           2000
------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  23.10      $  18.36        $  24.03           $ 27.79
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,750         5,020           4,534             1,524
------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.80      $   5.74        $   7.67           $  9.39
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             500           378             182                47
------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  18.07      $  17.97        $  16.81           $ 15.83
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,357         1,226              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.44      $   7.23        $   8.65           $ 11.10
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,832         2,786           2,530             1,050
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.90      $   9.53        $  11.97           $ 13.04
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,009         6,939           6,123             1,419
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.08      $   6.73        $   8.66           $ 10.47
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,613         7,231           7,160             2,262
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   5.82      $   4.80        $   7.08           $  9.46
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          11,828        13,521          14,217             6,200
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.72      $   9.20        $  14.23           $ 21.92
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,344         3,796           4,345             2,112
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.72      $  10.04        $  11.80           $ 11.63
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           6,106         6,520           4,851             1,119
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --                --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --                --
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.67      $   6.84        $   8.52           $  9.99
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,343         5,392           4,418               609
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.22      $   9.32        $  11.09           $ 10.84
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,783         4,067           3,015               198
------------------------------------------------------------------------------------------------------------------------


A-6 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2009            2008              2007
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 28.48        $ 28.93           $ 28.78
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,955          5,634             3,506
------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.18        $  6.73           $ 11.54
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,094          2,347             1,565
------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 15.77        $ 15.10           $ 16.41
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,756          1,534             1,355
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.10        $ 10.55           $ 16.27
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,503          2,777             2,196
------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.41        $  9.55           $ 16.79
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,402          2,310             2,146
------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.06        $  6.29           $ 10.80
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,207          3,287             2,998
------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  4.71        $  3.62           $  6.12
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,496          2,130             1,796
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.95        $  7.08           $ 11.41
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,153          2,035             1,990
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.84        $  8.31           $ 16.02
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,105          3,782             2,291
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 44.47        $ 32.90           $ 62.68
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             764            210               180
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.81        $ 12.02           $ 11.91
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           7,487          3,422             2,253
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.33        $  9.64           $ 18.56
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,312          3,649             2,753
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.80        $  7.51           $ 12.62
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,086            981               750
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  7.55        $  5.62           $ 10.45
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,893          1,942             1,621
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 10.80        $  8.93           $ 14.50
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,315          3,416             2,431
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.24        $  6.62           $ 11.92
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,357          1,770             1,398
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 12.17        $  8.56           $ 13.58
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           2,667          1,982             1,394
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2006             2005             2004
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 27.92           $ 27.14          $ 26.87
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          2,933             1,954            2,306
------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.09                --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            227                --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 15.95           $ 15.60          $ 15.54
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            630               455              480
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.83           $ 14.52          $ 14.15
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,231               854            1,001
------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 15.90           $ 16.83          $ 16.44
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             71                15               --
------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.75                --               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            531                --               --
------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  6.15           $  5.47          $  5.10
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            424               102                6
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.88           $ 10.41               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            900               131               --
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.29           $ 12.36               --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            361                40               --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 57.17           $ 55.24          $ 51.85
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            171               172              181
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.39           $ 11.14          $ 11.13
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,474             1,199            1,470
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.77           $ 13.59          $ 11.96
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,168               480              411
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.21           $ 10.92          $ 10.39
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            346               269              397
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.54           $  9.68          $  9.15
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            999               613              930
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.21           $ 12.10          $ 11.47
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,285               919              809
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.82           $ 10.03          $  9.40
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            884               663              773
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.78           $ 12.20          $ 11.54
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            838               550              720
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2003           2002            2001           2000
------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 27.08        $ 27.35          $ 27.44        $ 26.91
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          3,186          4,967            4,110            826
------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 15.21        $ 14.92               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            519            474               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.21        $  8.50          $ 10.92        $ 10.87
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,152            974              825            270
------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --             --               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --             --               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 46.99        $ 34.70          $ 49.56        $ 67.28
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            211            241              249            106
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.88        $ 10.65               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          1,625          1,594               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.30        $  7.79               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            323            108               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.62        $  7.63               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            296            201               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.71        $  6.77               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            759            424               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.18        $  7.89               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            635            503               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.54        $  6.19               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            720            427               --             --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.18        $  7.35               --             --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            545            364               --             --
------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-7

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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009 (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                 2009            2008               2007
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  6.66          $  5.03            $  8.83
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           4,460            3,484              2,924
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 13.05          $ 10.48            $ 17.14
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           1,909            1,879              2,209
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  9.92          $  6.36            $ 12.21
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           5,240            4,243              3,629
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                2006             2005             2004
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.65           $  7.97          $  7.53
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                            627               195               11
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 19.31           $ 16.89          $ 16.39
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          2,465             2,629            3,013
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.49           $  9.93          $  9.07
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                          2,459             2,792            3,478
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------
                                                                 2003           2002            2001           2000
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                       --            --              --              --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                              --            --              --              --
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $ 14.22       $ 10.51         $ 12.39         $ 10.69
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           3,182         3,460           2,447             588
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
  Unit value                                                  $  8.77       $  5.65              --              --
------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             278           386              --              --
------------------------------------------------------------------------------------------------------------------------



A-8 Appendix I: Condensed financial information

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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




------------------------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDING DECEMBER 31,
                                      ----------------------------------------------------------------------------------------
                                               2009       2008        2007        2006        2005         2004        2003
------------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.25         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,625         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.12         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,085         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.63         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,112         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.74         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,815         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.70         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,014         --          --          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.92    $  9.54    $  19.68    $  17.91     $ 14.74      $ 13.00     $ 11.19
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        11,782     12,678      12,529       7,675       3,716        1,270          66
------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.81    $  8.85    $  16.27    $  14.18     $ 13.22      $ 12.06     $ 10.75
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,707      4,155       3,846       2,926       1,783          913          81
------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   8.02    $  6.36    $   9.71    $  10.81          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,217      3,589       2,069         384          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.37    $  8.88    $  14.23    $  14.30     $ 12.02      $ 11.87     $ 10.92
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         9,718      8,195       7,001       5,785       4,888        3,020         210
------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  13.92    $ 10.87    $  19.38    $  17.89     $ 14.47      $ 13.27     $ 11.09
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         9,672      8,942       9,184       7,223       4,026        1,161          30
------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   4.93    $  4.49    $   6.74    $   6.61     $  5.80      $  5.55          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,687      6,763       5,771       4,814       3,177          208          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.04    $  7.03    $  13.04    $  11.83     $ 11.43      $ 10.68     $ 10.49
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           976        994         982         894         571          194           5
------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.41    $  7.17    $  12.24    $  11.80     $ 11.17      $ 10.80     $ 10.41
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        10,253     10,512       9,279       6,225       2,419          273          15
------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.31    $  7.97    $  13.44    $  13.44     $ 12.20      $ 11.69     $ 10.72
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        14,379     15,308      17,200       6,674       4,879        2,900          86
------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.72    $  7.70    $  13.93    $  13.69     $ 12.58      $ 12.26     $ 10.92
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         8,285      7,635       7,057       7,207       5,402        2,957         158
------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.85    $  9.76    $  10.89    $  10.74     $ 10.50      $ 10.44     $ 10.20
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        15,630     13,286      14,134      11,680       7,995        3,501         284
------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-9

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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------
                                                                   FOR THE YEARS ENDING DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                               2009       2008        2007        2006        2005         2004        2003
------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.63    $  6.61    $  11.06    $  10.84          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        12,570     12,038       7,823       1,788          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.68    $  8.63    $  14.00    $  13.56     $ 11.98      $ 11.67     $ 10.76
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        16,494     13,591      11,756       9,866       7,495        4,181         204
------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.88    $  9.34    $  13.11    $  11.98     $ 11.50      $ 11.25     $ 10.69
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,221      2,848       2,691       1,979       1,528        1,146         126
------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  7.45    $  5.90    $   9.50          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        77,428     73,834      36,003          --          --           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.51    $ 10.94    $  10.74    $  10.22     $ 10.07      $ 10.12     $ 10.09
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         6,213      5,624       2,177       1,691       1,398          905          69
------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.80    $ 10.36    $  19.11    $  16.87     $ 14.38      $ 12.48     $ 11.17
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        12,800     12,557      12,092      11,624       7,243        3,564         178
------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.85    $  9.52    $  16.21    $  14.18     $ 11.48           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,774      4,806       3,860       1,674         373           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.84    $  8.33    $  14.06    $  14.47     $ 12.22      $ 11.96     $ 10.97
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,250      2,028       2,094       1,769       1,018          473          42
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.61    $  8.53    $  13.85    $  13.56     $ 12.21      $ 11.58     $ 10.57
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,676      1,341       1,364       1,455       1,271          643          69
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.47    $  8.57    $  13.66    $  12.19     $ 12.46      $ 11.02     $ 10.34
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,165      4,045       3,311       2,506       1,386          595          44
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.81    $  8.90    $  14.66    $  12.89     $ 12.16      $ 11.34     $ 10.24
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,475      2,429       2,960       1,215         705          369          29
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  5.16    $  4.40    $  10.34    $  11.17     $ 10.63           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         6,971      6,687       7,005       5,957         563           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.36    $  7.90    $  14.17    $  15.10     $ 12.65      $ 12.20     $ 10.93
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        15,820     17,618      19,894      14,100       9,522        5,080         310
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.99    $  7.74    $  12.41    $  12.19     $ 10.58           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,379      3,958       3,773       3,163         874           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.66    $  8.63    $  12.71    $  11.68     $ 10.54           --          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,065      2,823       1,698       1,248         527           --          --
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.54    $  7.86    $  15.77    $  14.84     $ 13.53      $ 12.93     $ 11.33
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        10,675     10,589      10,337       8,706       5,920        3,260         291
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.92    $  8.92    $  15.00    $  15.51     $ 14.02      $ 12.80     $ 11.04
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        19,394      5,726       6,668       6,490       4,526        2,213         149
------------------------------------------------------------------------------------------------------------------------------


A-10 Appendix I: Condensed financial information


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDING DECEMBER 31,
                                         -------------------------------------------------------------------------------------
                                               2009        2008        2007        2006       2005        2004       2003
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.42    $  10.59    $  10.55     $ 10.24    $  9.97     $  9.87    $  9.96
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        19,099      26,885       8,854       4,632      2,041       1,005         42
------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.15    $   6.71    $  11.52     $ 11.08         --          --         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,394       4,013       2,779         367         --          --         --
------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.51    $  10.07    $  10.96     $ 10.66    $ 10.44     $ 10.40    $ 10.20
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         9,834       4,558       4,138       3,340      2,303       1,119         95
------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.42    $   9.21    $  14.21     $ 14.72    $ 12.72     $ 12.40    $ 10.71
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,505       4,820       4,773       4,061      2,210       1,215         79
------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  13.12    $   9.36    $  16.46     $ 15.61    $ 16.53     $ 16.17         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,286       3,779       3,120         907        526          22         --
------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   8.03    $   6.28    $  10.79     $ 10.75         --          --         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         8,585       9,057      10,518       2,001         --          --         --
------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   4.66    $   3.58    $   6.07     $  6.10    $  5.43     $  5.07         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,887       3,308       3,079       2,346        952          71         --
------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   8.91    $   7.05    $  11.38     $ 11.86    $ 10.41          --         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        10,345      10,821       9,921       7,856      2,852          --         --
------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  12.78    $   8.28    $  15.97     $ 13.27    $ 12.35          --         --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,909       6,915       5,059       2,350        533          --         --
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.03    $   7.43    $  14.17     $ 12.93    $ 12.51     $ 11.75    $ 10.66
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,825       1,350       1,191         976        442         210         15
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.90    $  11.17    $  11.08     $ 10.61    $ 10.39     $ 10.38    $ 10.16
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        19,288      11,031       6,566       5,315      4,566       2,210        301
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  13.36    $  10.46    $  20.15     $ 18.23    $ 14.79     $ 13.02    $ 11.23
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         8,035       7,867       7,136       5,220      2,536       1,127         65
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  10.71    $   8.22    $  13.82     $ 13.38    $ 11.98     $ 11.41    $ 10.58
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,563       1,797       1,624       1,487      1,016         456         20
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $   9.01    $   6.71    $  12.49     $ 11.42    $ 11.59     $ 10.97    $ 10.45
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,935       3,987       3,875       3,137      2,204       1,141         59
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.67    $   9.65    $  15.69     $ 15.40    $ 13.12     $ 12.46    $ 11.07
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         6,264       6,951       6,335       5,165      3,109       1,455         59
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  11.32    $   8.12    $  14.63     $ 13.30    $ 12.33     $ 11.57    $ 10.53
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,627       4,317       3,883       3,570      2,515       1,381         97
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                               $  13.06    $   9.20    $  14.60     $ 14.83    $ 13.15     $ 12.45    $ 10.99
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,569       4,175       4,025       3,627      2,566       1,506        103
------------------------------------------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-11


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDING DECEMBER 31,
                                      ----------------------------------------------------------------------------------------
                                              2009       2008       2007       2006       2005       2004        2003
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 6.59    $  4.98    $  8.75    $  8.58    $  7.91    $  7.49          --
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        7,464      6,845      6,231      3,530      1,416         31          --
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 9.97    $  8.02    $ 13.12    $ 14.80    $ 12.96    $ 12.59     $ 10.93
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        6,164      6,403      7,224      7,719      5,307      2,979         191
------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $11.59    $  7.44    $ 14.29    $ 12.29    $ 11.65    $ 10.64     $ 10.31
------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        5,856      4,301      3,743      2,164      1,431        675          35
------------------------------------------------------------------------------------------------------------------------------



A-12 Appendix I: Condensed financial information

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




------------------------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                               2009       2008        2007        2006        2005       2004        2003       2002
------------------------------------------------------------------------------------------------------------------------------------
 AXA BALANCED STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.24         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            52         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.12         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            73         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.62         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           151         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.73         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           200         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE GROWTH STRATEGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.70         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           504         --          --          --          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.74   $   9.40    $  19.41    $  17.67    $  14.55   $  12.84    $  11.05   $   8.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,714      1,924       2,236       1,508       1,037        649         530        142
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 14.61   $  10.96    $  20.14    $  17.56    $  16.39   $  14.95    $  13.34   $   9.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           346        421         443         462         372        312         478        121
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA Franklin Small Cap Value Core
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.01   $   6.36    $   9.71    $  10.81          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           380        377         421          38          --         --          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 18.56   $  14.49    $  23.24    $  23.37    $  19.66   $  19.43    $  17.87   $  13.86
 -----------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           880        834         842         856         849        802         502        184
 -----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
 Unit value                                $ 17.19   $  13.43    $  23.97    $  22.13    $  17.91   $  16.44    $  13.75   $  10.92
 -----------------------------------------------------------------------------------------------------------------------------------
 Number of units outstanding (000's)           984      1,000       1,136       1,052         782        522         441        161
 -----------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  4.90   $   4.47    $   6.71    $   6.59    $   5.78   $   5.54          --         --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           611        730         571         504         326         15          --         --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  6.72   $   5.23    $   9.71    $   8.81    $   8.51   $   7.96    $   7.82   $   6.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           265        286         373         353         314        204         249         42
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.09   $   7.70    $  13.14    $  12.67    $  12.00   $  11.62    $  11.20   $   9.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,490      1,426       1,289       1,484         351        160         164         40
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.74   $   7.54    $  12.71    $  12.72    $  11.55   $  11.08    $  10.16   $   7.86
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,196      2,528       3,063       1,393       1,585      1,200         776        200
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $169.68   $ 134.51    $ 243.48    $ 239.38    $ 219.99   $ 214.55    $ 191.26   $ 130.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            60         63          65          73          73         64          29          9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.71   $  12.59    $  14.07    $  13.88    $  13.57   $  13.50    $  13.20   $  12.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,504      1,216       1,473       1,477       1,527      1,343       1,175        441
------------------------------------------------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-13


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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                              2009       2008        2007        2006        2005       2004        2003        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 8.61    $  6.60     $ 11.05     $ 10.84          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,601      1,517       1,189         216          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $22.52    $ 18.20     $ 29.54     $ 28.64     $ 25.31    $ 24.66     $ 22.76     $ 18.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,432      1,308       1,547       1,418       1,604      1,386       1,074         399
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 9.31    $  6.75     $  9.49     $  8.67     $  8.33    $  8.15     $  7.75     $  5.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          537        353         249         215         280        377         218          32
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 7.44    $  5.89     $  9.49          --          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        4,971      5,195       2,805          --          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $18.41    $ 19.16     $ 18.82     $ 17.92     $ 17.67    $ 17.76     $ 17.72     $ 17.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          875        948         404         376         481        416         458         259
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $11.54    $  8.68     $ 16.01     $ 14.13     $ 12.06    $ 10.47     $  9.38     $  7.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,278      2,341       2,289       3,208       2,337      1,926       1,026         282
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $12.82    $  9.50     $ 16.18     $ 14.17     $ 11.47         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          777        796         665         269          56         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $11.61    $  8.93     $ 15.08     $ 15.53     $ 13.12    $ 12.84     $ 11.78     $  9.45
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          275        280         288         351         347        370         307         128
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 8.03    $  6.46     $ 10.50     $ 10.28     $  9.26    $  8.79     $  8.03     $  6.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          367        389         458         510         603        610         598         229
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 6.39    $  4.78     $  7.62     $  6.80     $  6.96    $  6.16     $  5.78     $  4.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,047      1,004       1,050       1,042       1,055        981         856         341
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $13.34    $ 10.06     $ 16.57     $ 14.58     $ 13.76    $ 12.84     $ 11.60     $  9.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          249        298         492         192         184        149          93          38
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 5.15    $  4.39     $ 10.32     $ 11.17     $ 10.63         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          868        847         809         532         144         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $10.76    $  9.09     $ 16.31     $ 17.38     $ 14.57    $ 14.06     $ 12.60     $  9.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,313      2,668       3,123       2,507       2,363      2,169       1,481         530
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 8.97    $  7.73     $ 12.39     $ 12.18     $ 10.57         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          344        351         369         308          83         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $10.63    $  8.62     $ 12.70     $ 11.67     $ 10.54         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          455        425         442         196          84         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 8.92    $  6.66     $ 13.35     $ 12.57     $ 11.47    $ 10.97     $  9.62     $  6.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        1,781      1,863       2,166       1,890       1,556      1,391         883         285
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $13.01    $  9.74     $ 16.40     $ 16.96     $ 15.34    $ 14.02     $ 12.10     $  9.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        2,158        902       1,069       1,156       1,107      1,007         636         237
------------------------------------------------------------------------------------------------------------------------------------


A-14 Appendix I: Condensed financial information

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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                       ---------------------------------------------------------------------------------------------
                                             2009        2008        2007        2006        2005       2004        2003        2002
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 27.28     $ 27.75     $ 27.65     $ 26.86     $ 26.15    $ 25.92     $ 26.17     $ 26.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,227       1,943       1,051       1,102         845        349         434         630
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  9.14     $  6.71     $ 11.51     $ 11.08          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         860         786         674          83          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 15.38     $ 14.75     $ 16.06     $ 15.63     $ 15.31    $ 15.27     $ 14.97     $ 14.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,133         502         626         590         573        555         512         198
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.86     $ 10.37     $ 16.02     $ 16.60     $ 14.35    $ 14.00     $ 12.10     $  8.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       1,024         720         713         744         596        575         449         122
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.98     $  9.26     $ 16.30     $ 15.46     $ 16.39    $ 16.03          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         610         421         401          47          41          6          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  8.02     $  6.27     $ 10.78     $ 10.75          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         735         848         853         178          --         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  4.63     $  3.56     $  6.04     $  6.07     $  5.41    $  5.05          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         166         153          89         104          69         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  8.89     $  7.04     $ 11.36     $ 11.85     $ 10.40         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         490         545         539         602         296         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.75     $  8.26     $ 15.95     $ 13.26     $ 12.34         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         885         695         782         297         179         --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 42.88     $ 31.77     $ 60.62     $ 55.37     $ 53.59    $ 50.38     $ 45.72     $ 33.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         144          53          56          47          25         28          10           4
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.66     $ 11.89     $ 11.80     $ 11.30     $ 11.08    $ 11.07     $ 10.84     $ 10.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)       3,238       3,511       1,494       2,030       1,611      1,424       1,202         628
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.18     $  9.54     $ 18.39     $ 16.64     $ 13.51    $ 11.90     $ 10.27     $  7.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         967         951       1,047       1,030         783        806         360         135
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  9.68     $  7.43     $ 12.50     $ 12.11     $ 10.85    $ 10.34     $  9.59     $  7.61
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         452         447         473         453         353        272         238         104
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  7.46     $  5.56     $ 10.35     $  9.47     $  9.62    $  9.10     $  8.68     $  6.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         747         840         881       1,014         980        876         792         408
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 10.67     $  8.83     $ 14.37     $ 14.10     $ 12.02    $ 11.42     $ 10.15     $  7.88
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         860         921       1,210       1,363       1,238      1,242         726         316
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $  9.13     $  6.55     $ 11.81     $ 10.74     $  9.96    $  9.35     $  8.52     $  6.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         810         813         934       1,035       1,075      1,055         731         292
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                              $ 12.02     $  8.47     $ 13.46     $ 13.68     $ 12.13    $ 11.49     $ 10.15     $  7.34
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         803         727         805        1010         876      1,011         560         206
------------------------------------------------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-15


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                     FOR THE YEARS ENDING DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                              2009       2008      2007       2006       2005       2004        2003        2002
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 6.55    $  4.95   $  8.71    $  8.54    $  7.89    $  7.46          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          786        687       788        475        242         59          --          --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $12.81    $ 10.31   $ 16.88    $ 19.05    $ 16.69    $ 16.22     $ 14.09     $ 10.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          586        666       748      1,201        991        884         641         270
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 9.80    $  6.29   $ 12.10    $ 10.41    $  9.87    $  9.02     $  8.74     $  5.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          766        462       597        350        311        306          98          14
------------------------------------------------------------------------------------------------------------------------------------


A-16 Appendix I: Condensed financial information


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Appendix II: Purchase considerations for QP contracts*

--------------------------------------------------------------------------------

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant suitability issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum aggregate contributions for any contract year is 100% of first-year contributions.


If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.


In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


Also, for defined benefit plans, trustee owners will not be able to transfer ownership of the contract to an employee after the employee separates from service. All payments under the contract will be made to the trustee owner.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-Up benefit base;

o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

* QP contracts are available for Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts owners only.


                       Appendix II: Purchase considerations for QP contracts B-1


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Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts. The enhanced death benefit calculation for Accumulator(R) Plus(SM) contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:


------------------------------------------------------------------------------------------------------
                                                 5% ROLL-UP TO AGE 80      ANNUAL RATCHET TO AGE 80
  END OF CONTRACT YEAR       ACCOUNT VALUE         BENEFIT BASE                BENEFIT BASE
------------------------------------------------------------------------------------------------------
            1                 $102,000             $  105,000(4)               $  102,000(1)
------------------------------------------------------------------------------------------------------
            2                 $112,200             $  110,250(3)               $  112,200(1)
------------------------------------------------------------------------------------------------------
            3                 $125,664             $  115,763(3)               $  125,664(1)
------------------------------------------------------------------------------------------------------
            4                 $100,531             $  121,551(3)               $  125,664(2)
------------------------------------------------------------------------------------------------------
            5                 $110,584             $  127,628(4)               $  125,664(2)
------------------------------------------------------------------------------------------------------
            6                 $123,854             $  134,010(4)               $  125,664(2)
------------------------------------------------------------------------------------------------------
            7                 $123,854             $  140,710(4)               $  125,664(2)
------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on 5% Roll-Up to age 80.

C-1 Appendix III: Enhanced death benefit example


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The following illustrates the enhanced death benefit calculation for
Accumulator(R) Plus(SM) contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:


------------------------------------------------------------------------------------------------------
                                                 5% ROLL-UP TO AGE 80      ANNUAL RATCHET TO AGE 80
  END OF CONTRACT YEAR       ACCOUNT VALUE         BENEFIT BASE                BENEFIT BASE
------------------------------------------------------------------------------------------------------
            1                 $106,080             $  105,000(3)               $  106,080(1)
------------------------------------------------------------------------------------------------------
            2                 $116,688             $  110,250(3)               $  116,688(1)
------------------------------------------------------------------------------------------------------
            3                 $130,691             $  115,763(3)               $  130,691(1)
------------------------------------------------------------------------------------------------------
            4                 $104,552             $  121,551(3)               $  130,691(2)
------------------------------------------------------------------------------------------------------
            5                 $115,008             $  127,628(3)               $  130,691(2)
------------------------------------------------------------------------------------------------------
            6                 $128,809             $  134,010(4)               $  130,691(2)
------------------------------------------------------------------------------------------------------
            7                 $128,809             $  140,710(4)               $  130,691(2)
------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 2.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 6 and 7, the enhanced death benefit will be based on 5% Roll-Up to age 80.

                                Appendix III: Enhanced death benefit example C-2


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Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.44)% and 3.56% for Accumulator(R) contracts; (2.69)% and 3.31% for Accumulator(R) Plus(SM) contracts; (2.79)% and 3.21% for Accumulator(R) Elite(SM) contracts; and (2.84)% and 3.16% for Accumulator(R) Select(SM) contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.33% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.


D-1 Appendix IV: Hypothetical illustrations


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


                                                          GREATER OF 5%
                                                         ROLL-UP TO AGE
                                                        80 OR THE ANNUAL                                 LIFETIME ANNUAL
                                                         RATCHET TO AGE                         GUARANTEED MINIMUM INCOME BENEFIT
                                                          80 GUARANTEED                        -----------------------------------
                                                          MINIMUM DEATH
                                                             BENEFIT       TOTAL DEATH BENEFIT
                                                        ("GREATER OF" GMDB  WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE             II)         ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000   100,000   93,000    93,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      94,909   100,888   87,909    93,888   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      89,843   101,688   82,843    94,688   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      84,797   102,393   78,797    96,393   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      79,765   102,993   73,765    96,993   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      74,738   103,478   69,738    98,478   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      69,711   103,839   66,711   100,839   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      64,677   104,063   63,677   103,063   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      59,627   104,140   59,627   104,140   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      54,556   104,057   54,556   104,057   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      49,455   103,801   49,455   103,801   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      23,087    99,396   23,087    99,396   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20           0    88,135        0    88,135         0  265,330          0  331,462    16,875   16,875   16,875   16,875


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


                                             GREATER OF 5%
                                             ROLL-UP TO AGE
                                               80 OR THE
                                                 ANNUAL
                                             RATCHET TO AGE  TOTAL DEATH
                                             80 GUARANTEED     BENEFIT
                                             MINIMUM DEATH     WITH THE                    GUARANTEED
                                                BENEFIT        EARNINGS                      ANNUAL
                                              ("GREATER OF"   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE  CASH VALUE      GMDB II)        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  80      20      0   88,135    0   88,135    0   265,330    0   331,462    0   265,330    0   13,266
  85      25      0   69,586    0   69,586    0   265,330    0   331,462    0   265,330    0   13,266
  90      30      0   48,467    0   48,467    0   265,330    0   331,462    0   265,330    0   13,266
  95      35      0   24,263    0   24,263    0   265,330    0   331,462    0   265,330    0   13,266


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                     Appendix IV: Hypothetical illustrations D-2


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


                                                          GREATER OF 5%
                                                         ROLL-UP TO AGE
                                                        80 OR THE ANNUAL                                 LIFETIME ANNUAL
                                                         RATCHET TO AGE                         GUARANTEED MINIMUM INCOME BENEFIT
                                                          80 GUARANTEED                        -----------------------------------
                                                          MINIMUM DEATH
                                                             BENEFIT       TOTAL DEATH BENEFIT
                                                        ("GREATER OF" GMDB  WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE             II)         ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     104,000   104,000   96,000    96,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      98,538   104,756   90,538    96,756   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      93,126   105,420   85,126    97,420   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      87,757   105,981   80,757    98,981   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      82,424   106,432   75,424    99,432   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      77,118   106,762   71,118   100,762   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      71,833   106,961   66,833   101,961   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      66,560   107,019   62,560   103,019   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      61,292   106,924   58,292   103,924   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      56,022   106,664   54,022   104,664   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      50,741   106,225   50,741   106,225   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      23,735   100,844   23,735   100,844   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20           0    88,546        0    88,546         0  265,330          0  331,462    16,875   16,875   16,875   16,875


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


                                             GREATER OF 5%
                                             ROLL-UP TO AGE
                                               80 OR THE
                                                 ANNUAL
                                             RATCHET TO AGE  TOTAL DEATH
                                             80 GUARANTEED     BENEFIT
                                             MINIMUM DEATH     WITH THE                    GUARANTEED
                                                BENEFIT        EARNINGS                      ANNUAL
                                              ("GREATER OF"   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE  CASH VALUE      GMDB II)        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  80      20      0   88,546    0   88,546    0   265,330    0   331,462    0   265,330    0   13,266
  85      25      0   68,989    0   68,989    0   265,330    0   331,462    0   265,330    0   13,266
  90      30      0   46,992    0   46,992    0   265,330    0   331,462    0   265,330    0   13,266
  95      35      0   22,091    0   22,091    0   265,330    0   331,462    0   265,330    0   13,266


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


D-3 Appendix IV: Hypothetical illustrations


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT II -- CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


                                                          GREATER OF 5%
                                                         ROLL-UP TO AGE
                                                        80 OR THE ANNUAL                                 LIFETIME ANNUAL
                                                         RATCHET TO AGE                         GUARANTEED MINIMUM INCOME BENEFIT
                                                          80 GUARANTEED                        -----------------------------------
                                                          MINIMUM DEATH
                                                             BENEFIT       TOTAL DEATH BENEFIT
                                                        ("GREATER OF" GMDB  WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE             II)         ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000   100,000   92,000    92,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      94,560   100,539   86,560    92,539   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      89,174   100,977   82,174    93,977   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      83,836   101,307   77,836    95,307   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      78,538   101,519   73,538    96,519   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      73,272   101,603   73,272   101,603   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      68,030   101,550   68,030   101,550   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      62,805   101,347   62,805   101,347   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      57,588   100,984   57,588   100,984   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      52,373   100,447   52,373   100,447   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      47,150    99,725   47,150    99,725   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      20,487    92,813   20,487    92,813   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20           0    78,793        0    78,793         0  265,330          0  331,462         0   16,875        0   16,875


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


                                             GREATER OF 5%
                                             ROLL-UP TO AGE
                                               80 OR THE
                                                 ANNUAL
                                             RATCHET TO AGE  TOTAL DEATH
                                             80 GUARANTEED     BENEFIT
                                             MINIMUM DEATH     WITH THE                    GUARANTEED
                                                BENEFIT        EARNINGS                      ANNUAL
                                              ("GREATER OF"   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE  CASH VALUE      GMDB II)        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  80      20      0    78,793   0    78,793   0   265,330    0   331,462    0   265,330    0   13,266
  85      25      0    57,649   0    57,649   0   265,330    0   331,462    0   265,330    0   13,266
  90      30      0    33,890   0    33,890   0   265,330    0   331,462    0   265,330    0   13,266
  95      35      0     7,230   0     7,230   0   265,330    0   331,462    0   265,330    0   13,266


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                     Appendix IV: Hypothetical illustrations D-4


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT ("GREATER OF" GMDB II)
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT II - CUSTOM SELECTION, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80,


                                                           GREATER OF 5%
                                                          ROLL-UP TO AGE
                                                         80 OR THE ANNUAL
                                                          RATCHET TO AGE                                  LIFETIME ANNUAL
                                                           80 GUARANTEED                         GUARANTEED MINIMUM INCOME BENEFIT
                                                           MINIMUM DEATH                        -----------------------------------
                                                              BENEFIT       TOTAL DEATH BENEFIT
                                                        ("GREATER OF" GMDB   WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE              II)         ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------- ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000   100,000   100,000   100,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      94,510   100,489    94,510   100,489   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      89,079   100,876    89,079   100,876   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      83,699   101,153    83,699   101,153   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      78,364   101,310    78,364   101,310   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      73,064   101,338    73,064   101,338   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      67,792   101,226    67,792   101,226   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      62,541   100,963    62,541   100,963   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      57,301   100,539    57,301   100,539   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      52,066    99,940    52,066    99,940   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      46,827    99,154    46,827    99,154   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      20,127    91,899    20,127    91,899   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20           0    77,513         0    77,513         0  265,330          0  331,462         0   16,875        0   16,875


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 80


                                                 GREATER OF 5%
                                                 ROLL-UP TO AGE
                                                   80 OR THE
                                                     ANNUAL
                                                 RATCHET TO AGE  TOTAL DEATH
                                                 80 GUARANTEED     BENEFIT
                                                 MINIMUM DEATH     WITH THE                    GUARANTEED
                                                    BENEFIT        EARNINGS                      ANNUAL
                                                  ("GREATER OF"   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE    CASH VALUE        GMDB II)        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ----------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%       0%       6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- -------- -------- ---- --------- ---- --------- ---- --------- ---- -------
  80      20      0    77,513   46,827   77,513   0   265,330    0   331,462    0   265,330    0   13,266
  85      25      0    56,036   20,127   56,036   0   265,330    0   331,462    0   265,330    0   13,266
  90      30      0    31,962        0   31,962   0   265,330    0   331,462    0   265,330    0   13,266
  95      35      0     5,015        0    5,015   0   265,330    0   331,462    0   265,330    0   13,266


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


D-5 Appendix IV: Hypothetical illustrations


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Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

                                                                No withdrawal   $3,000 withdrawal   $6,000 withdrawal
    -----------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                                           100,000           100,000             100,000
    -----------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal.*                           104,000           104,000             104,000
    -----------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT EARNINGS: death
    benefit less net contributions (prior to the withdrawal in
C   D).                                                             4,000             4,000               4,000
    B minus A.
    -----------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                                        0               3,000               6,000
    -----------------------------------------------------------------------------------------------------------------
    EXCESS OF THE WITHDRAWAL OVER THE EARNINGS
E   ENHANCEMENT BENEFIT EARNINGS                                      0                 0                 2,000
    greater of D minus C or zero
    -----------------------------------------------------------------------------------------------------------------
    NET CONTRIBUTIONS (adjusted for the withdrawal in D)
F   A minus E                                                      100,000           100,000              98,000
    -----------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT (adjusted for the withdrawal in D)
G   B minus D                                                      104,000          101,000**            98,000**
    -----------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT LESS NET CONTRIBUTIONS
H   G minus F                                                       4,000             1,000                 0
    -----------------------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                              40%               40%                 40%
    -----------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT
J   H times I                                                       1,600              400                  0
    -----------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT: including the Earnings enhancement
K   benefit                                                        105,600           101,400              98,000
    G plus J
    -----------------------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.

** Assumes no earnings on the contract; otherwise the withdrawal would reduce the standard death benefit on a pro-rata basis, not dollar-for-dollar as shown.


                            Appendix V: Earnings enhancement benefit example E-1

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Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available as of the date of this Prospectus or vary from the contract's features and benefits as previously described in this Prospectus. Regardless of the state, the rate initially set on an outstanding loan cannot be changed.


STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



------------------------------------------------------------------------------------------------------------------------------------
STATE        FEATURES AND BENEFITS                                  AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA   See "Contract features and benefits"--"Your right to   If you reside in the state of California and you are age 60 and
             cancel within a certain number of days"                older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.

                                                                    If you allocate your entire initial contribution to the EQ/Money
                                                                    Market variable investment option (and/or guaranteed interest option, if available), the amount of your refund will be equal to your contribution, unless you make a transfer, in which case the amount of your refund will be equal to your account value on the date we receive your request to cancel at our processing office. This amount could be less than your initial
                                                                    contribution. If you allocate any portion of your initial
                                                                    contribution to the variable investment options (other than the
                                                                    EQ/Money Market variable investment option), your refund will be equal to your account value on the date we receive your request to cancel at our processing office.

                                                                    "RETURN OF CONTRIBUTION" FREE LOOK TREATMENT AVAILABLE THROUGH
                                                                    CERTAIN SELLING BROKERS-DEALERS

                                                                    Certain selling broker-dealers offer an allocation method
                                                                    designed to preserve your right to a return of your contribu-
                                                                    tions during the free look period. At the time of application, you will instruct your financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract. Please consult your financial professional to learn more about the availability of "return of contribution"
                                                                    free look treatment.

                                                                    If you choose "return of contribution" free look treatment of your contract, we will allocate your entire contribution and any subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.
------------------------------------------------------------------------------------------------------------------------------------


F-1 Appendix VI: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                                                                   If you choose the "return of contribution" free look
(CONTINUED)                                                                  treatment and your contract is still in effect on the
                                                                             40th day (or next Business Day) following the Contract
                                                                             Date, we will automatically reallocate your account
                                                                             value to the investment options chosen on your
                                                                             application.

                                                                             Any transfers made prior to the expiration of the 30
                                                                             day free look will terminate your right to "return of
                                                                             contribution" treatment in the event you choose to
                                                                             exercise your free look right under the contract. Any
                                                                             transfer made prior to the 40th day following the
                                                                             Contract Date will cancel the automatic reallocation on
                                                                             the 40th day (or next Business Day) following the
                                                                             Contract Date described above. If you do not want AXA
                                                                             Equitable to perform this scheduled one-time
                                                                             reallocation, you must call one of our customer service
                                                                             rep- resentatives at 1 (800) 789-7771 before the 40th
                                                                             day following the Contract Date to cancel.
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT     See "Credits" in "Contract features and benefits"            Credits applied to contributions made within one year
                (For Accumulator(R) Plus(SM) contracts only)                 of death of the owner (or older joint owner, if
                                                                             applicable) will not be recovered. However, any
                                                                             applicable contract withdrawal charges will continue to
                                                                             apply to those contributions.

                See "Transfers of ownership, collateral assignments, loans   If you elect the GMIB, you may not change ownership or
                and borrowing" in "More information"                         assign the GMIB or the contract to an institution (such
                                                                             as business trusts, corporations, joint stock
                                                                             associations, partnerships, limited liability companies
                                                                             and other legal entities).
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Credits" in "Contract features and benefits"            The following information replaces the second bullet of
                (For Accumulator(R) Plus(SM) contracts only)                 the final set of bullets in this section:

                                                                             o You may annuitize your contract after twelve months,
                                                                               however, if you elect to receive annuity payments
                                                                               within five years of the contract date, we will
                                                                               recover the credit that applies to any contribution
                                                                               made in that five years. If you start receiving
                                                                               annuity payments after five years from the contract
                                                                               date and within three years of making any
                                                                               contribution, we will recover the credit that applies
                                                                               to any contribution made within the prior three
                                                                               years.

                See "Selecting an annuity payout option" under "Your         The following sentence replaces the first sentence of
                annuity payout options" in "Accessing your money"            the second paragraph in this section:

                                                                             You can choose the date annuity payments begin but it
                                                                             may not be earlier than twelve months from the
                                                                             Accumulator(R) Series contract date.
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS        See "Credits" in "Contract features and benefits"            The following information replaces the second bullet of
                (for Accumulator(R) Plus(SM) contracts only)                 the final set of bullets in this section:

                                                                             o You may annuitize your contract after twelve months,
                                                                               however, if you elect to receive annuity payments
                                                                               within five years of the contract date, we will
                                                                               recover the credit that applies to any contribution
                                                                               made in the first five years. If you start receiving
                                                                               annuity payments after five years from the contract
                                                                               date and within three years of making any
                                                                               contribution, we will recover the credit that applies
                                                                               to any contribution made within the prior three
                                                                               years.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-2
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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
ILLINOIS        See "Selecting an annuity payout option" under "Your          The following sentence replaces the first sentence of
(CONTINUED)     annuity payout options" in "Accessing your money"             the second paragraph in this section:

                                                                              You can choose the date annuity payments begin but it
                                                                              may not be earlier than twelve months from the
                                                                              Accumulator(R) Series contract date.
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND        See "10% free withdrawal amount" under "Withdrawal            The 10% free withdrawal amount applies to full
                charge" in "Charges and expenses"                             surrenders.

                See "Withdrawal Charge" in "Charges and expenses"             We determine the withdrawal charge separately for each
                (For Accumulator(R) Plus(SM) contracts only)                  contribution according to the following table:

                                                                              ------------------------------------------------------
                                                                                                         CONTRACT YEAR
                                                                                              1   2   3   4   5   6   7   8   9  10+
                                                                              Percentage of
                                                                              contribution   8%  8%  7%  6%  5%  4%  3%  2%  1%  0%
                                                                              ------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   Annual administrative charge                                  The annual administrative charge will not be deducted
                                                                              from amounts allocated to the Guaranteed interest
                                                                              option.

                See "Disability, terminal illness or confinement to nursing   This section is deleted in its entirety.
                home" under "Withdrawal charge" in "Charges and
                expenses" (For Accumulator(R), Accumulator(R) Plus(SM) and
                Accumulator(R) Elite(SM) contracts only)

                See "Appendix IV: Hypothetical Illustrations"                 The annuity purchase factors are applied on a unisex
                                                                              basis in determining the amount payable upon the
                                                                              exercise of the Guaranteed minimum income benefit.
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI     QP (defined contribution and defined benefit) contracts       Not Available
------------------------------------------------------------------------------------------------------------------------------------
MONTANA         See "Appendix IV: Hypothetical Illustrations"                 The annuity purchase factors are applied on a unisex
                                                                              basis in determining the amount payable upon the
                                                                              exercise of the Guaranteed minimum income benefit.
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        Earnings enhancement benefit                                  Not Available
                "Indication of Intent"
                (For Accumulator(R) Plus(SM) contracts only)                  The "Indication of Intent" approach to first year
                                                                              contributions in connection with the contribution
                                                                              crediting rate is not available.
------------------------------------------------------------------------------------------------------------------------------------


F-3 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Credits" in "Contract features and benefits"           If the owner (or older joint owner, if applicable) dies
(CONTINUED)     (For Accumulator(R) Plus(SM) contracts only)                during the one-year period following our receipt of a
                                                                            contribution to which a credit was applied, we will
                                                                            recover all or a portion of the amount of such Credit
                                                                            from the account value, based on the number of full
                                                                            months that elapse between the time we receive the
                                                                            contribution and the owner's (or older joint owner's, if
                                                                            applicable) death, as follows:

                                                                                    Number of          Percentage of
                                                                                      Months               Credit
                                                                                      ------               ------
                                                                                        0                    100%
                                                                                        1                    100%
                                                                                        2                     99%
                                                                                        3                     98%
                                                                                        4                     97%
                                                                                        5                     96%
                                                                                        6                     95%
                                                                                        7                     94%
                                                                                        8                     93%
                                                                                        9                     92%
                                                                                        10                    91%
                                                                                        11                    90%
                                                                                        12                    89%

                                                                            We will not recover the credit on subsequent
                                                                            contributions made within 3 years prior to
                                                                            annuitization.

                See "Guaranteed minimum death benefit and Guaranteed        GMIB I - Asset Allocation and GMIB II - Custom Selection
                minimum income benefit base" in "Contract features and      5% Roll-Up to age 80 Guaranteed minimum income benefit
                benefits"                                                   base is capped at 250% of total contributions under the
                                                                            contract. If there is a Roll-Up benefit base reset, the
                                                                            cap becomes 250% of the highest reset amount plus 250%
                                                                            of any subsequent contributions made after the reset.
                                                                            Withdrawals do not lower the cap.

                See "Guaranteed minimum death benefit" in "Contract         "Greater of" GMDB I or "Greater of" GMDB II enhanced
                features and benefits"                                      death benefit is not available. All references to these
                                                                            benefits should be deleted in their entirety.

                See "The amount applied to purchase an annuity payout       The amount applied to the annuity benefit is the greater
                option" in "Accessing your money" (Applicable under         of the cash value or 95% of what the account value would
                Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R)  be if no withdrawal charge applied.
                Elite(SM) contracts only)

                See "How withdrawals affect your Guaranteed minimum         If you elect both (1) the Guaranteed minimum income ben-
                income benefit and Guaranteed minimum death benefit" in     efit and (2) the Annual Ratchet to age 80 enhanced death
                "Accessing your money"                                      benefit, withdrawals (including any applicable
                                                                            withdrawal charges) will reduce each of the benefits'
                                                                            benefit bases on a pro-rata basis for the first five
                                                                            contract years if the Guaranteed minimum income benefit
                                                                            is elected at issue. If the Guaranteed minimum income
                                                                            benefit is added after issue, the applicable five year
                                                                            period begins as of the Guaranteed minimum income
                                                                            benefit effective date.

                                                                            Beginning on the first day of the 6th contract year (or
                                                                            6th contract year after the GMIB effective date, if
                                                                            applicable), withdrawals will reduce the Guaranteed
                                                                            minimum income benefit Roll-up and Annual Ratchet
                                                                            benefit bases and the Annual Ratchet to age 80 enhanced
                                                                            death benefit base, on a dollar-for-dollar basis.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-4

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                           AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                                                        Once a withdrawal is taken that causes the sum of withdrawals in a
(CONTINUED)                                                     contract year to exceed 5% of the 5% Roll-Up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit bases on a pro rata basis. In all contract years beginning after your 80th birthday, or earlier if you drop the
                                                                Guaranteed minimum income benefit after issue, the Annual Ratchet to age 80 Guaranteed minimum death benefit base will be reduced on a pro rata basis by any withdrawals. When an RMD withdrawal using our
                                                                RMD program occurs, the Guaranteed minimum income benefit Roll-up benefit base, the Guaranteed minimum income benefit Annual Ratchet to age 80 benefit base and the Guaranteed minimum death benefit
                                                                Annual Ratchet to age 80 benefit base (if elected in combination with the Guaranteed minimum income benefit) will be reduced on a dollar-for-dollar basis beginning with the first RMD withdrawal.

                                                                If you elect (1) the Guaranteed minimum income benefit and (2) the
                                                                Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro-rata basis for the first five contract years if the Guaranteed minimum income benefit is elected at issue. If the Guaranteed minimum income benefit is added after issue, the applicable five year period begins as of the Guaranteed minimum income benefit effective date.

                                                                Beginning on the first day of the 6th contract year (or 6th contract year after the GMIB effective date, if applicable), withdrawals will reduce the Guaranteed minimum income benefit Roll-Up to Age 80 benefit base and the Annual Ratchet to age 80 benefit base, on a dollar-for-dollar basis., as long as the sum of withdrawals in a contract year is no more than 5% of the 5% Roll-Up to age 80 benefit base.

                                                                Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the 5% Roll-Up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro rata basis. The Standard death benefit base will be reduced on a pro rata basis by any withdrawals, regardless of amount.

                                                                If you elect the Annual Ratchet to age 80 enhanced death benefit without the Guaranteed minimum income benefit, withdrawals
                                                                (including any applicable withdrawal charges) will reduce the benefit base on a pro rata basis.

                                                                If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the Standard death benefit base or
                                                                Annual Ratchet to age 80 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.
------------------------------------------------------------------------------------------------------------------------------------


F-5 Appendix VI: State contract availability and/or variations of certain features and benefits

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                          www.axa-equitable.com/green

------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Selecting an annuity payout option" in "Accessing       The earliest date annuity payments may begin is 13
(CONTINUED)     your money"                                                  months from the issue date.

                See "Annuity maturity date" in "Accessing your money"        Your contract has a maturity date by which you must
                                                                             either take a lump sum withdrawal or select an annuity
                                                                             payout option.

                                                                             For Accumulator(R), Accumulator(R) Elite(SM) and
                                                                             Accumulator(R) Select contracts:

                                                                             The maturity date by which you must take a lump sum
                                                                             withdrawal or select an annuity payout option is the
                                                                             contract date anniversary that follows the annuitant's
                                                                             birthday, as follows:

                                                                                                         Maximum
                                                                                     Issue Age      Annuitization age
                                                                                     ---------     -------------------
                                                                                        0-80               90
                                                                                         81                91
                                                                                         82                92
                                                                                         83                93
                                                                                         84                94
                                                                                         85                95

                                                                             For Accumulator(R) Plus(SM) contracts:

                                                                             The maturity date is the contract date anniversary that
                                                                             follows the annuitant's 90th birthday.

                See "Charges and expenses"                                   Deductions of charges from the guaranteed interest
                                                                             option are not permitted.

                See "Annual Ratchet to age 80" in "Charges and expenses"     The charge is equal to 0.30% of the Annual Ratchet to
                                                                             age 80 benefit base.

                See "Spousal continuation" in "Payment of death benefit"     If the Guaranteed minimum income benefit had converted
                                                                             to the Guaranteed withdrawal benefit for life on a
                                                                             Joint life basis, the benefit and charge will remain in
                                                                             effect after the death of the first spouse to die, and
                                                                             no death benefit is payable until the death of the
                                                                             surviving spouse. If you have also elected the Annual
                                                                             Ratchet to age 80 enhanced death benefit, that
                                                                             benefit's benefit base will continue to ratchet until
                                                                             the contract date anniversary following the surviving
                                                                             spouse's age 80. Withdrawal charges will continue to
                                                                             apply to all contributions. No additional contributions
                                                                             will be per- mitted. If the Guaranteed minimum income
                                                                             benefit had converted to the Guaranteed withdrawal
                                                                             benefit for life on a Single life basis, the benefit
                                                                             and charge will terminate.

                                                                             If your spouse elects Spousal continuation after your
                                                                             death under a Single life contract in which the
                                                                             Guaranteed withdrawal benefit for life is in effect,
                                                                             the Annual Ratchet to age 80 enhanced death benefit
                                                                             will continue to ratchet, or terminate, based on your
                                                                             spouse's age, as described earlier in this Prospectus
                                                                             and Appendix.

                See "Transfers of ownership, collateral assignments, loans   Collateral assignments are not limited to the period
                and borrowing" in "More information"                         prior to the first contract date anniversary. You may
                                                                             assign all or a portion of the value of your NQ
                                                                             contract at any time, pursuant to the terms described
                                                                             in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-6

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                          www.axa-equitable.com/green



------------------------------------------------------------------------------------------------------------------------------------
STATE    FEATURES AND BENEFITS                                            AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
OREGON   QP contracts                                                     Not Available

         See "How you can purchase and contribute to your con-            Additional contributions are not permitted to
         tract" in "Contract features and benefits"                       Accumulator(R) or Accumulator(R) Elite(SM) Inherited IRA
                                                                          contracts, even from properly titled sources.

         See "Lifetime required minimum distribution withdrawals"         The following replaces the third paragraph:
         under "Withdrawing your account value" in "Accessing             We generally will not impose a withdrawal charge on mini-
         your money"                                                      mum distribution withdrawals even if you are not enrolled
                                                                          in our automatic RMD service, except if, when added to a
                                                                          lump sum withdrawal previously taken in the same contract
                                                                          year, the minimum distribution withdrawals exceed the 10%
                                                                          free withdrawal amount. In order to avoid a withdrawal
                                                                          charge in connection with minimum distribution withdrawals outside of our automatic RMD service, you must notify us
                                                                          using our request form. Such minimum distribution
                                                                          withdrawals must be based solely on your contract's
                                                                          account value.

         See "Selecting an annuity payout option" under "Your             You can choose the date annuity payments begin, but it may
         annuity payout options" in "Accessing your money"                not be earlier than seven years from the Accumulator(R)
                                                                          contract issue date, four years from the Accumulator(R)
                                                                          Elite(SM) contract issue date, or nine years from the
                                                                          Accumulator(R) Plus(SM) contract issue date.

                                                                          No withdrawal charge is imposed if you select a non-life
                                                                          contingent period certain payout annuity.

                                                                          If the payout annuity benefit is based on the age or sex
                                                                          of the owner and/or annuitant, and that information is
                                                                          later found not to be correct, we will adjust the payout
                                                                          annuity benefit on the basis of the correct age or sex. We will adjust the number or amount of payout annuity benefit payments, or any amount of the payout annuity benefit
                                                                          payments, or any amount used to provide the payout annuity benefit, or any combination of these approaches. If we
                                                                          have overpaid you, we will charge that overpayment against future payments, while if we have underpaid you, we will
                                                                          add additional amounts to future payments. Our liability
                                                                          will be limited to the correct information and the actual
                                                                          amounts used to provide the benefits.

         See "Disability, terminal illness, or confinement to nursing     Items (i) and (iii) under this section are deleted in
         home" under "Withdrawal charge" in "Charges and                  their entirety.
         expenses" (for Accumulator(R), Accumulator(R) Plus(SM) and
         Accumulator(R) Elite(SM) contracts only)

         See "Your beneficiary and payment of benefit" in "Payment        The following replaces the fourth paragraph:
         of death benefit"
                                                                          If the age of any person upon whose life an optional
                                                                          Guaranteed minimum death benefit depends has been
                                                                          misstated, any benefits will be those which would have
                                                                          been purchased at the correct age. Therefore, if an
                                                                          optional Guaranteed minimum death benefit rider was
                                                                          elected by such person, the optional Guaranteed minimum
                                                                          death benefit rider will be adjusted based on the correct
                                                                          age.

         See "Transfers of ownership, collateral assignments, loans       Collateral assignments are not limited to the period prior
         and borrowing" in "More information" (For Accumulator(R),        to the first contract date anniversary. You may assign all
         Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts   or a portion of the value of your NQ contract at any time,
         only)                                                            pursuant to the terms described in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------


F-7 Appendix VI: State contract availability and/or variations of certain features and benefits

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                          www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                                          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   Contributions                                                  Your contract refers to contributions as premiums.

               Cancelling the Guaranteed minimum income benefit               You may cancel the Guaranteed minimum income benefit
                                                                              within 10 days of it being added to your contract if
                                                                              you add the benefit to your contract after issue. This
                                                                              is distinct from your right to drop the Guaranteed
                                                                              minimum income benefit after issue, and is not subject
                                                                              to the restrictions that govern that right. We will
                                                                              not deduct any charge for the Guaranteed minimum
                                                                              income benefit.

               See "Disability, terminal illness or confinement to nursing    The Withdrawal Charge Waiver does not apply during the
               home" in "Charges and expenses" (For Accumulator(R),           first 12 months of the contract with respect to the
               Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts Social Security Disability Waiver, the Six Month Life
               only)                                                          Expectancy Waiver, or if the owner is confined to a
                                                                              nursing home during such period.

               Special dollar cost averaging program                          In Pennsylvania, we refer to this program as "enhanced
                                                                              rate dollar cost averaging."

               Required disclosure for Pennsylvania customers                 Any person who knowingly and with intent to defraud
                                                                              any insurance company or other person files an
                                                                              application for insurance or statement of claim
                                                                              containing any materially false information or
                                                                              conceals for the purpose of misleading, information
                                                                              concerning any fact material thereto commits a
                                                                              fraudulent insurance act, which is a crime and
                                                                              subjects such person to criminal and civil penalties.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO    Beneficiary continuation option (IRA)                          Not Available

               IRA and Roth IRA                                               Available for direct rollovers from U.S. source 401(a)
                                                                              plans and direct transfers from the same type of U.S.
                                                                              source IRAs

               QP (Defined Benefit) contracts                                 Not Available

               See "How you can purchase and contribute to your con-          Specific requirements for purchasing QP contracts in
               tract" in "Contract features and benefits" (For                Puerto Rico are outlined below in "Purchase
               Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R)     considerations for QP (Defined Contribution) contracts
               Elite(SM) contracts only)                                      in Puerto Rico".

               See "Exercise rules" under "Guaranteed minimum income          Exercise restrictions for the GMIB on a Puerto Rico
               benefit" in "Contract features and benefits" (For Accumula-    QPDC contract are described below, under "Purchase
               tor(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)   considerations for QP (Defined Contribution) contracts
               contracts only)                                                in Puerto Rico", and in your contract.

               See "Income Manager(R) payout options" in "Accessing your      This payout option is not available with QPDC
               money" (For Accumulator(R), Accumulator(R) Plus(SM) and Accu-  contracts.
               mulator(R) Elite(SM) contracts only)

               See "Transfers of ownership, collateral assignments, loans     Transfers of ownership of QP contracts are governed by
               and borrowing" in "More information" (For Accumulator(R),      Puerto Rico law. Please consult your tax, legal or
               Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts plan advisor if you intend to transfer ownership of
               only)                                                          your contract.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-8

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                          www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     "Purchase considerations for QP (Defined Contribution)       PURCHASE CONSIDERATIONS FOR QP (DEFINED CONTRIBUTION)
(CONTINUED)     contracts in Puerto Rico" -- this section replaces "Appen-   CONTRACTS IN PUERTO RICO:
                dix II: Purchase considerations for QP contracts" in your    Trustees who are considering the purchase of an
                Prospectus. (For Accumulator(R), Accumulator(R) Plus(SM)     Accumulator(R) Series QP contract in Puerto Rico should
                and Accumulator(R) Elite(SM) contracts only)                 discuss with their tax, legal and plan advisors whether
                                                                             this is an appropriate investment vehicle for the
                                                                             employer's plan. Trustees should consider whether the
                                                                             plan provisions permit the investment of plan assets in
                                                                             the QP contract, the Guaranteed minimum income benefit
                                                                             and other guaranteed benefits, and the payment of death
                                                                             benefits in accordance with the requirements of Puerto
                                                                             Rico income tax rules. The QP contract and this
                                                                             Prospectus should be reviewed in full, and the
                                                                             following factors, among others, should be noted.

                                                                             LIMITS ON CONTRACT OWNERSHIP:
                                                                             o The QP contract is offered only as a funding vehicle
                                                                               to qualified plan trusts of single participant
                                                                               defined contribution plans that are tax-qualified
                                                                               under Puerto Rico law, not United States law. The
                                                                               contract is not available to US qualified plans or to
                                                                               defined benefit plans qualifying under Puerto Rico
                                                                               law.

                                                                             o The QP contract owner is the qualified plan trust.
                                                                               The annuitant under the contract is the self-employed
                                                                               Puerto Rico resident, who is the sole plan
                                                                               participant.

                                                                             o This product should not be purchased if the
                                                                               self-employed individual anticipates having
                                                                               additional employees become eligible for the plan. We
                                                                               will not allow additional contracts to be issued for
                                                                               participants other than the original business owner.

                                                                             o If the business that sponsors the plan adds another
                                                                               employee, no further contributions may be made to the
                                                                               contract. If the employer moves the funds to another
                                                                               funding vehicle that can accommodate more than one
                                                                               employee, this move could result in surrender
                                                                               charges, if applicable, and the loss of guaranteed
                                                                               benefits in the contract.

                                                                             LIMITS ON CONTRIBUTIONS:
                                                                             o All contributions must be direct transfers from other
                                                                               investments within an existing qualified plan trust.

                                                                             o Employer payroll contributions are not accepted.

                                                                             o Only one additional transfer contribution may be made
                                                                               per contract year.

                                                                             o Checks written on accounts held in the name of the
                                                                               employer instead of the plan or the trustee will not
                                                                               be accepted.

                                                                             o As mentioned above, if a new employee becomes
                                                                               eligible for the plan, the trustee will not be
                                                                               permitted to make any further contributions to the
                                                                               contract established for the original business owner.
------------------------------------------------------------------------------------------------------------------------------------

F-9 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                              AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO                                                        LIMITS ON PAYMENTS:
(CONTINUED)                                                        o Loans are not available under the contract.
                                                                   o All payments are made to the plan trust as owner, even though the plan participant/annuitant is the ultimate recipient of the benefit payment.
                                                                   o AXA Equitable does no tax reporting or withholding of any kind.
                                                                     The plan administrator or trustee will be solely responsible for performing or providing for all such services.
                                                                   o AXA Equitable does not offer contracts that qualify as IRAs under Puerto Rico law. The plan trust will exercise the GMIB and must continue to hold the supplementary contract for the duration of the GMIB payments.

                                                                   PLAN TERMINATION:
                                                                   o If the plan participant terminates the business, and as a result wishes to terminate the plan, the trust would have to be kept in existence to receive payments. This could create
                                                                     expenses for the plan.
                                                                   o If the plan participant terminates the plan and the trust is dissolved, or if the plan trustee (which may or may not be the same as the plan participant) is unwilling to accept payment to the plan trust for any reason, AXA Equitable would have to change the contract from a Puerto Rico QP to NQ in order to make payments to the individual as the new owner. Depending on when this occurs, it could be a taxable distribution from the plan, with a potential tax of the entire account value of the contract. Puerto Rico income tax withholding and reporting by the plan trustee could apply to the distribution transaction.
                                                                   o If the plan trust is receiving GMIB payments and the trust is subsequently terminated, transforming the contract into an individually owned NQ contract, the trustee would be
                                                                     responsible for the applicable Puerto Rico income tax
                                                                     withholding and reporting on the present value of the remaining annuity payment stream.
                                                                   o AXA Equitable is a U.S. insurance company, therefore dis-
                                                                     tributions under the NQ contract could be subject to United
                                                                     States taxation and withholding on a "taxable amount not
                                                                     determined" basis.

                Tax Information-"Special rules for NQ contracts"   Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income.
                                                                   Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S.
                                                                   and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid.
                                                                   Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or
                                variations of certain features and benefits F-10

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                          www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
STATE        FEATURES AND BENEFITS                                          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge" in "Charges and             The annual administrative charge will not be deducted
             expenses"                                                      from amounts allocated to the Guaranteed interest
                                                                            option.

             See "How you can purchase and contribute to your con-          The $2,500,000 limitation on the sum of all
             tract" in "Contract features and benefits"                     contributions under all AXA Equitable annuity
                                                                            accumulation contracts with the same owner or annuitant
                                                                            does not apply.

             See "Disability, terminal illness or confinement to nursing    There is no 12 month waiting period following a
             home" in "Charges and expenses" (For Accumulator(R),           contribution for the Six Month Life Expectancy Waiver.
             Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts The withdrawal charge can be waived even if the
             only)                                                          condition begins within 12 months of the remittance of
                                                                            the contribution.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option                                     Not Available

             Investment simplifier -- Fixed-dollar option                   Not Available
             and Interest sweep option

             Income Manager(R) payout option                                Not Available

             Earnings enhancement benefit                                   Not Available

             "Greater of" GMDB I and "Greater of" GMDB II enhanced          All references to these features are deleted in their
             death benefit"                                                 entirety.

                                                                            You have the choice of the following guaranteed minimum
                                                                            death benefits: the Annual Ratchet to age 80; or the
                                                                            Standard death benefit.

             See "Guaranteed minimum death benefit charge" in "Fee          The charge for the Annual Ratchet to age 80 enhanced
             table" and in "Charges and expenses"                           death benefit is 0.30% and cannot be increased.

             See "How withdrawals affect your Guaranteed minimum            If you elect both (1) the Guaranteed minimum income
             income benefit and Guaranteed minimum death benefit"           benefit and (2) the Annual Ratchet to age 80 enhanced
             in "Accessing your money"                                      death benefit, withdrawals (including any applicable
                                                                            withdrawal charges) will reduce each of the benefits'
                                                                            benefit bases on a pro-rata basis for the first five
                                                                            contract years if the Guaranteed minimum income benefit
                                                                            is elected at issue. If the Guaranteed minimum income
                                                                            benefit is added after issue, the applicable five year
                                                                            period begins as of the Guaranteed minimum income
                                                                            benefit effective date. Beginning on the first day of
                                                                            the 6th contract year (or 6th contract year after the
                                                                            GMIB effective date, if applicable), withdrawals will
                                                                            reduce the Guaranteed minimum income benefit Roll-up and
                                                                            Annual Ratchet benefit bases and the Annual Ratchet to
                                                                            age 80 enhanced death benefit base, on a
                                                                            dollar-for-dollar basis.
------------------------------------------------------------------------------------------------------------------------------------

F-11 Appendix VI: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                   AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON                                              Once a withdrawal is taken that causes the sum of withdrawals in a contract
(CONTINUED)                                             year to exceed 5% of the 5% Roll-Up to age 80 benefit base on the most recent contract date anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit bases on a pro rata basis. In all contract years beginning after your 80th birthday, or earlier if you drop the Guaranteed minimum income benefit after issue, the
                                                        Annual Ratchet to age 80 Guaranteed minimum death benefit base will be reduced on a pro rata basis by any withdrawals. When an RMD withdrawal using our RMD program occurs, the Guaranteed minimum income benefit Roll-up benefit base, the Guaranteed minimum income benefit Annual Ratchet to age 80 benefit base and the Guaranteed minimum death benefit Annual Ratchet to age
                                                        80 benefit base (if elected in combination with the Guaranteed minimum income benefit) will be reduced on a dollar-for-dollar basis beginning with the first RMD withdrawal.

                                                        If you elect (1) the Guaranteed minimum income benefit and (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges)
                                                        will reduce the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age 80 benefit base on a pro-rata basis for the first five contract years if the Guaranteed minimum income benefit is elected at issue. If the Guaranteed minimum income benefit is added after issue, the applicable five year period begins as of the Guaranteed minimum income benefit effective date.

                                                        Beginning on the first day of the 6th contract year (or 6th contract year after the GMIB effective date, if applicable), withdrawals will reduce the
                                                        Guaranteed minimum income benefit Roll-up to Age 80 benefit base and the
                                                        Annual Ratchet to age 80 benefit base, on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is no more than 5% of the 5%
                                                        Roll-Up to age 80 benefit base. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 5% of the 5% Roll-Up to age
                                                        80 benefit base on the most recent contract date anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the 5% Roll-Up to age 80 benefit base and the Annual Ratchet to age
                                                        80 benefit base on a pro rata basis. The Standard death benefit base will be reduced on a pro rata basis by any withdrawals, regardless of amount.

                                                        If you elect the Annual Ratchet to age 80 enhanced death benefit without the
                                                        Guaranteed minimum income benefit, withdrawals (including any applicable withdrawal charges) will reduce the benefit base on a pro rata basis.

                                                        If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the Standard death benefit base or Annual
                                                        Ratchet to age 80 benefit base will be reduced on a pro rata basis by any subsequent withdrawals.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or
                                variations of certain features and benefits F-12


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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "Guaranteed minimum death benefit" in                     You have a choice of the standard death benefit or the
(CONTINUED)     "Contract features and benefits"                              Annual Ratchet to age 80 enhanced death benefit. The
                                                                              Standard death benefit and the Annual Ratchet to age
                                                                              80 enhanced death benefit may be combined with the
                                                                              GMIB I - Asset Allocation or GMIB II - Custom
                                                                              Selection.

                See "Annual administrative charge" in "Charges and            The second paragraph of this section is replaced with
                expenses"                                                     the following:

                                                                              The annual administrative charge will be deducted from
                                                                              the value in the variable investment options on a pro
                                                                              rata basis. If those amounts are insufficient, we will
                                                                              deduct all or a portion of the charge from the account
                                                                              for special dollar cost averaging (for Accumulator(R)
                                                                              and Accumulator(R) Elite(SM) contracts) or the account
                                                                              for special money market dollar cost averaging (for
                                                                              Accumulator(R) Plus(SM) and Accumulator(R) Select(SM)
                                                                              contracts). If the contract is surrendered or
                                                                              annuitized or a death benefit is paid on a date other
                                                                              than a contract date anniversary, we will deduct a pro
                                                                              rata portion of that charge for the year.

                See "10% free withdrawal amount" under "Withdrawal            The 10% free withdrawal amount applies to full
                charge" in "Charges and expenses" (For Accumulator(R),        surrenders.
                Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)
                contracts only)

                See "Withdrawal charge" in "Charges and expenses" under       The owner (or older joint owner, if applicable) has
                "Disability, terminal illness, or confinement to nursing      qualified to receive Social Security disability
                home" (For Accumulator(R), Accumulator(R) Plus(SM) and Accu-  benefits as certified by the Social Security
                mulator(R) Elite(SM) contracts only)                          Administration or a statement from an independent
                                                                              U.S. licensed physician stating that the owner (or
                                                                              older joint owner, if applicable) meets the definition
                                                                              of total disability for at least 6 continuous months
                                                                              prior to the notice of claim. Such disability must be
                                                                              re-certified every 12 months.
------------------------------------------------------------------------------------------------------------------------------------

F-13 Appendix VI: State contract availability and/or variations of certain features and benefits


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Appendix VII: Contract variations


--------------------------------------------------------------------------------

You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.


In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.



-----------------------------------------------------------------------------------------------------------------------------
APPROXIMATE TIME PERIOD    FEATURE/BENEFIT                                  VARIATION
-----------------------------------------------------------------------------------------------------------------------------
June 2009-February 2010    Greater of 5% Roll-Up to age 80 or Annual        The fee for this benefit was 0.80% at issue. If
                           Ratchet to age 80 ("Greater of" GMDB I) (only    you elect to reset the Roll-up benefit base, we
                           available if you also elect Guaranteed minimum   reserve the right to increase the charge up to
                           income benefit I - Asset Allocation)             0.95%.

                           Greater of 5% Roll-Up to age 80 or Annual        The fee for this benefit was 1.00% at issue. If
                           Ratchet to age 80 ("Greater of" GMDB II) (only   you elect to reset the Roll-up benefit base, we
                           available if you also elect Guaranteed minimum   reserve the right to increase the charge up to
                           income benefit II - Custom Selection)            1.15%.

                           Guaranteed minimum income benefit I -            The fee for this benefit was 0.80% at issue. If
                           Asset Allocation                                 you elect to reset the Roll-up benefit base, we
                                                                            reserve the right to increase the charge up to
                                                                            1.10%.

                           Guaranteed minimum income benefit II -           The fee for this benefit was 1.00% at issue. If
                           Custom Selection                                 you elect to reset the Roll-up benefit base, we
                                                                            reserve the right to increase the charge up to
                                                                            1.30%.

                           Guaranteed withdrawal benefit for life charge    The fee for this benefit was 0.80% at issue. If
                           (Conversion from Guaranteed minimum income       you reset your Guaranteed minimum income
                           benefit I - Asset Allocation)                    benefit prior to conversion or if your GWBL
                                                                            benefit base ratchets after conversion, we
                                                                            reserve the right to increase the charge up to
                                                                            1.10%.

                           Guaranteed withdrawal benefit for life charge    The fee for this benefit was 1.00% at issue. If
                           (Conversion from Guaranteed minimum income       you reset your Guaranteed minimum income
                           benefit II - Custom Selection)                   benefit prior to conversion or if your GWBL
                                                                            benefit base ratchets after conversion, we
                                                                            reserve the right to increase the charge up to
                                                                            1.30%.
-----------------------------------------------------------------------------------------------------------------------------


                                           Appendix VII: Contract variations G-1


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
--------------------------------------------------------------------------------------------------------------------------
APPROXIMATE TIME PERIOD    FEATURE/BENEFIT                              VARIATION
--------------------------------------------------------------------------------------------------------------------------
June 2009-February 2010    How withdrawals affect your Guaranteed       If the Guaranteed minimum income benefit is
                           minimum income benefit and Guaranteed        elected at issue, during the first five contract
                           minimum death benefit                        years, with respect to the GMIB I - Asset
                                                                        Allocation, the "Greater of" GMDB I enhanced
                                                                        death benefit, the GMIB II - Custom Selection
                                                                        and the "Greater of" GMDB II enhanced death
                                                                        benefit, withdrawals (including any applicable
                                                                        withdrawal charges) will reduce each benefit's
                                                                        5% Roll-Up to age 80 benefit base on a
                                                                        pro-rata basis. If the Guaranteed minimum
                                                                        income benefit is added after issue, the
                                                                        applicable five year period begins as of the
                                                                        GMIB effective date. Beginning on the first day
                                                                        of the 6th contract year, with respect to the
                                                                        GMIB I - Asset Allocation, the "Greater of"
                                                                        GMDB I enhanced death benefit, the GMIB II -
                                                                        Custom Selection and the "Greater of" GMDB
                                                                        II enhanced death benefit, withdrawals
                                                                        (including any applicable withdrawal charges)
                                                                        will reduce each of the benefits' 5% Roll-Up to
                                                                        age 80 benefit base on a dollar-for-dollar basis,
                                                                        as long as the sum of withdrawals in a contract
                                                                        year is 5% or less of the 5% Roll-Up benefit
                                                                        base on the contract issue date or the most
                                                                        recent contract date anniversary, if later. Once a
                                                                        withdrawal is taken that causes the sum of
                                                                        withdrawals in a contract year to exceed 5% of
                                                                        the benefit base on the most recent
                                                                        anniversary, that entire withdrawal and any
                                                                        subsequent withdrawals in that same contract
                                                                        year will reduce the benefit base on a pro rata
                                                                        basis.

                           Certain withdrawals (For Accumulator(R),     If you elected the Guaranteed minimum income
                           Accumulator(R) Plus(SM) and Accumulator(R)   benefit with or without the Greater of 5%
                           Elite(SM) contracts only)                    Roll-Up to age 80 or the Annual Ratchet to age
                                                                        80 enhanced death benefit ("Greater of"
                                                                        GMDB I or "Greater of" GMDB II), beginning
                                                                        on the first day of the 6th contract year (after
                                                                        GMIB is added) the withdrawal charge will be
                                                                        waived for any withdrawal that, together with
                                                                        any prior withdrawals made during the contract
                                                                        year, does not exceed 5% of the beginning of
                                                                        contract year 5% Roll-Up to age 80 benefit
                                                                        base even if such withdrawals exceed the free
                                                                        withdrawal amount. Also, a withdrawal charge
                                                                        does not apply to a withdrawal that exceeds
                                                                        5% of the beginning of contract year 5%
                                                                        Roll-Up to age 80 benefit base as long as it
                                                                        does not exceed the free withdrawal amount. If
                                                                        your withdrawals exceed the amount described
                                                                        above, this waiver is not applicable to that
                                                                        withdrawal, or to any subsequent withdrawals
                                                                        for the life of the contract.
--------------------------------------------------------------------------------------------------------------------------


G-2 Appendix VII: Contract variations


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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE

Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
   The Accumulator(R) Series
   P.O. Box 1547
   Secaucus, NJ 07096-1547

-----------------------------------------------------------------------------


Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2010.



--------------------------------------------------------------------------------

Name



--------------------------------------------------------------------------------

Address



--------------------------------------------------------------------------------
City           State    Zip











                   x02992/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

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The Accumulator(R) Series

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED MAY 1, 2010

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?


The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, or (iii) the account for special dollar cost averaging or the account for special money market dollar cost averaging.(1)

This Prospectus is not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus; however, because certain provisions may be changed after the date of this Prospectus in accordance with the contract, the description of the contract's provisions in this Prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VI later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.

(1) The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite(SM) contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts.



--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*+            o EQ/Franklin Templeton Allocation
o AXA Conservative Allocation*+          o EQ/GAMCO Mergers and Acquisitions
o AXA Moderate Allocation*+              o EQ/Global Bond PLUS
o AXA Moderate-Plus Allocation*+         o EQ/Global Multi-Sector Equity
o EQ/AllianceBernstein International     o EQ/Intermediate Government Bond
o EQ/AllianceBernstein Small Cap           Index+
  Growth                                 o EQ/International Core PLUS+
o EQ/AXA Franklin Small Cap Value Core+  o EQ/International Growth
o EQ/BlackRock Basic Value Equity+       o EQ/JPMorgan Value Opportunities+
o EQ/BlackRock International Value       o EQ/Large Cap Core PLUS+
o EQ/Boston Advisors Equity Income+      o EQ/Large Cap Growth PLUS+
o EQ/Capital Guardian Growth             o EQ/Large Cap Value Index+
o EQ/Capital Guardian Research+          o EQ/Lord Abbett Growth and Income+
o EQ/Common Stock Index+                 o EQ/Lord Abbett Large Cap Core+
o EQ/Core Bond Index+                    o EQ/Mid Cap Index+
o EQ/Davis New York Venture              o EQ/Mid Cap Value PLUS
o EQ/Equity 500 Index+                   o EQ/Money Market+
o EQ/Equity Growth PLUS                  o EQ/Morgan Stanley Mid Cap Growth**+
o EQ/Franklin Core Balanced              o EQ/Mutual Large Cap Equity

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o EQ/Oppenheimer Global                  o Multimanager International Equity+
o EQ/PIMCO Ultra Short Bond              o Multimanager Large Cap Core Equity+
o EQ/Small Company Index+                o Multimanager Large Cap Growth***
o EQ/T. Rowe Price Growth Stock+         o Multimanager Large Cap Value+
o EQ/Templeton Global Equity             o Multimanager Mid Cap Growth+
o EQ/UBS Growth and Income+              o Multimanager Mid Cap Value+
o EQ/Van Kampen Comstock                 o Multimanager Multi-Sector Bond
o EQ/Wells Fargo Advantage Omega         o Multimanager Small Cap Growth+
  Growth**                               o Multimanager Small Cap Value+
o Multimanager Aggressive Equity         o Multimanager Technology
o Multimanager Core Bond+
--------------------------------------------------------------------------------


*   The "AXA Allocation" Portfolios.


** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.

*** Please see "Portfolios of the Trusts" later in this Prospectus regarding the planned substitution of this variable investment option.


+ Not all variable investment options are available under all contracts. If you purchased your contract after approximately February 17, 2009, only these variable investment options are available under your contract. The other variable investment options listed on the front cover of this Prospectus are only available to contract owners who purchased their contracts before that date.

You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                          X02976/8.0/8.2/8.3 All
                                                                        (R-4/15)


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You may also allocate amounts to the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts), which are discussed later in this Prospectus. If you elect a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts), the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio. If you elect the Guaranteed minimum income benefit and it later converts to the Guaranteed withdrawal benefit for life, your variable investment options will be limited to the AXA Allocation Portfolios and, under certain contracts, the EQ/Franklin Templeton Allocation Portfolio.


TYPES OF CONTRACTS. We offer the contracts for use as:

o   A nonqualified annuity ("NQ") for after-tax contributions only.

o   An individual retirement annuity ("IRA"), either traditional IRA or Roth
    IRA.

    We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

o An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP").

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "How you can contribute to your contract" in "Contract features and benefits" for more information.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010 is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.


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Contents of this Prospectus

--------------------------------------------------------------------------------
THE ACCUMULATOR(R) SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                                 5
Who is AXA Equitable?                                                          7
How to reach us                                                                8
The Accumulator(R) Series at a glance -- key features                         10

--------------------------------------------------------------------------------
FEE TABLE                                                                     14
--------------------------------------------------------------------------------

Examples                                                                      16

Condensed financial information                                               17

--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                             18
--------------------------------------------------------------------------------
How you can contribute to your contract                                       18
Owner and annuitant requirements                                              24
How you can make your contributions                                           24
What are your investment options under the contract?                          25
Portfolios of the Trusts                                                      26
Allocating your contributions                                                 32
Credits (for Accumulator(R) Plus(SM) contracts only)                          35
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                   36
Annuity purchase factors                                                      38
Guaranteed minimum income benefit                                             38
Adding the Guaranteed minimum income benefit after issue                      40
Dropping the Guaranteed minimum income benefit after issue                    41
Guaranteed minimum death benefit                                              41
Guaranteed withdrawal benefit for life ("GWBL")                               43
Dropping the Guaranteed withdrawal benefit for life after
     conversion                                                               49
Principal guarantee benefits                                                  50
Inherited IRA beneficiary continuation contract                               51
Your right to cancel within a certain number of days                          52

--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                          53
--------------------------------------------------------------------------------
Your account value and cash value                                             53
Your contract's value in the variable investment options                      53
Your contract's value in the guaranteed interest option                       53
Your contract's value in the account for special dollar
     cost averaging                                                           53
Insufficient account value                                                    53

----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                  Contents of this Prospectus  3

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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                           54
--------------------------------------------------------------------------------
Transferring your account value                                               54
Disruptive transfer activity                                                  54
Rebalancing your account value                                                55

--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                       57
--------------------------------------------------------------------------------
Withdrawing your account value                                                57
How withdrawals are taken from your account value                             60
How withdrawals affect your Guaranteed minimum
    income benefit, Guaranteed minimum death benefit
    and Principal guarantee benefits                                          60
How withdrawals affect your GWBL                                              60
Withdrawals treated as surrenders                                             60
Loans under Rollover TSA contracts                                            61
Surrendering your contract to receive its cash value                          61
When to expect payments                                                       62
Your annuity payout options                                                   62

--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                       65
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                            65
Charges that the Trusts deduct                                                69
Group or sponsored arrangements                                               69
Other distribution arrangements                                               69

--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                   70
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       70
Beneficiary continuation option                                               72


--------------------------------------------------------------------------------
7. TAX INFORMATION                                                            75
--------------------------------------------------------------------------------
Overview                                                                      75
Contracts that fund a retirement arrangement                                  75
Special rule for conversions to Roth IRA in 2010                              75
Transfers among investment options                                            75
Taxation of nonqualified annuities                                            75
Individual retirement arrangements (IRAs)                                     77
Traditional individual retirement annuities (traditional IRAs)                78
Roth individual retirement annuities (Roth IRAs)                              82
Federal and state income tax withholding and
     information reporting                                                    85
Special rules for contracts funding qualified plans                           86
Impact of taxes to AXA Equitable                                              86


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                           87
--------------------------------------------------------------------------------
About Separate Account No. 49                                                 87
About the Trusts                                                              87
About the general account                                                     87
About other methods of payment                                                88
Dates and prices at which contract events occur                               88
About your voting rights                                                      89
Statutory compliance                                                          89
About legal proceedings                                                       90
Financial statements                                                          90
Transfers of ownership, collateral assignments, loans
     and borrowing                                                            90
About Custodial IRAs                                                          90

How divorce may affect your guaranteed benefits                               90
How divorce may affect your Joint Life GWBL                                   91

Distribution of the contracts                                                 91

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
  I  -- Condensed financial information                                      A-1
 II  -- Purchase considerations for QP contracts                             B-1
III  -- Enhanced death benefit example                                       C-1
 IV  -- Hypothetical illustrations                                           D-1
  V  -- Earnings enhancement benefit example                                 E-1
 VI  -- State contract availability and/or variations of certain
        features and benefits                                                F-1
VII  -- Contract variations                                                  G-1

VIII -- Tax-sheltered annuity contracts (TSAs)                               H-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
    TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus

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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
    ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Core Equity                              MMLCCE 1-4
Multimanager Large Cap Growth                                    MMLCG 1-3
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/Franklin Core Balanced                                        EQFCB 1-5
EQ/Franklin Templeton Allocation                                 EQFTA 1-4
EQ/GAMCO Mergers and Acquisitions                                EQGMA 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Bond PLUS                                              EQGBP 1-4
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Mutual Large Cap Equity                                      EQMLCE 1-5
EQ/Oppenheimer Global                                             EQOG 1-4


                                      Contents of this Prospectus (Cont'd.)  4-a

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EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/UBS Growth and Income                                         EQUGI 1-3
EQ/Van Kampen Comstock                                           EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                           EQWFAO 1-3


4-b  Contents of this Prospectus (Cont'd.)

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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.

                                                                      PAGE
   4% Roll-Up to age 85                                                 36
   account for special dollar cost averaging                            32
   account for special money market dollar cost averaging               33
   account value                                                        53
   administrative charge                                                66
   annual administrative charge                                         66
   Annual Ratchet                                                       47
   Annual Ratchet to age 85 enhanced death benefit                      37
   annuitant                                                            18
   annuitization                                                        62
   annuity maturity date                                                64
   annuity payout options                                               62
   annuity purchase factors                                             38
   automatic annual reset program                                       37
   automatic customized reset program                                   37
   automatic investment program                                         88
   AXA Allocation portfolios  cover
   beneficiary                                                          70
   Beneficiary continuation option ("BCO")                              72
   business day                                                         88
   cash value                                                           53
   charges for state premium and other applicable taxes                 69
   contract date                                                        24
   contract date anniversary                                            24
   contract year                                                        24
   contributions to Roth IRAs                                           83
      regular contributions                                             83

      rollovers and direct transfers                                    83

      conversion contributions                                          84
   contributions to traditional IRAs                                    78
      regular contributions                                             78

      rollovers and direct transfers                                    79

   Conversion effective date                                            43
   Conversion transaction date                                          43
   credit                                                               35
   disability, terminal illness or confinement to nursing home          67
   disruptive transfer activity                                         54
   Distribution Charge                                                  65
   Earnings enhancement benefit                                         42
   Earnings enhancement benefit charge                                  68
   ERISA                                                                69
   Excess withdrawal                                                    47
   fixed-dollar option                                                  34
   Flexible Premium IRA                                              cover
   Flexible Premium Roth IRA                                         cover
   free look                                                            52
   free withdrawal amount                                               66
   general account                                                      87
   general dollar cost averaging                                        34
   GMIB addition date                                                   41
   GMIB effective date                                                  41
   GMIB effective date anniversary                                      40
   guaranteed interest option                                           32
   Guaranteed minimum death benefit                                     41
   Guaranteed minimum death benefit and Guaranteed
      minimum income benefit base                                       36
   Guaranteed minimum income benefit                                    38

                                                                      PAGE

   Guaranteed minimum income benefit charge                             68
   Guaranteed minimum income benefit "no lapse guarantee"               39

   Guaranteed withdrawal benefit for life ("GWBL")                      43

   Guaranteed withdrawal benefit for life benefit charge                68

   GWBL benefit base                                                    44
   Inherited IRA                                                     cover
   investment options                                                cover
   Investment simplifier                                                34
   IRA                                                               cover
   IRS                                                                  75
   lifetime required minimum distribution withdrawals                   59
   loan reserve account                                                 61
   loans under Rollover TSA                                             61
   market timing                                                        54
   Maturity date annuity payments                                       64
   Mortality and expense risks charge                                   65
   NQ                                                                cover
   one-time reset option                                                37
   Online Account Access                                                 8
   partial withdrawals                                                  57
   participant                                                          24
   Portfolio                                                         cover
   Principal guarantee benefits                                         50
   processing office                                                     8
   QP                                                                cover
   rebalancing                                                          55
   Rollover IRA                                                      cover
   Rollover TSA                                                      cover

   Roll-Up benefit base reset option                                    37

   Roth Conversion IRA                                               cover
   Roth IRA                                                          cover
   SAI                                                               cover
   SEC                                                               cover
   self-directed allocation                                             32
   Separate Account No. 49                                              87
   Special dollar cost averaging                                        32
   Special money market dollar cost averaging                           33
   standard death benefit                                               36
   substantially equal withdrawals                                      58
   Spousal continuation                                                 71
   systematic withdrawals                                               58
   TOPS                                                                  8
   TSA                                                               cover
   traditional IRA                                                   cover
   Trusts                                                               87
   unit                                                                 53
   variable investment options                                          25
   wire transmittals and electronic applications                        88
   withdrawal charge                                                    66

                                               Index of key words and phrases  5

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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.

--------------------------------------------------------------------------------
PROSPECTUS                               CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
variable investment options              Investment Funds
account value                            Annuity Account Value
unit                                     Accumulation Unit
Guaranteed minimum death benefit         Guaranteed death benefit
Guaranteed minimum income benefit        Guaranteed Income Benefit
Guaranteed minimum income benefit        Excess Withdrawal
  excess withdrawal
guaranteed interest option               Guaranteed Interest Account
Guaranteed withdrawal benefit for life   Guaranteed withdrawal benefit
GWBL benefit base                        Guaranteed withdrawal benefit for life
                                         benefit base
Guaranteed annual withdrawal amount      Guaranteed withdrawal benefit for life
                                         Annual withdrawal amount
Excess withdrawal                        Guaranteed withdrawal benefit for life
                                         Excess withdrawal
--------------------------------------------------------------------------------

6 Index of key words and phrases

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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


                                                        Who is AXA Equitable?  7

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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:

--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     The Accumulator(R) Series
     P.O. Box 1577
     Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     The Accumulator(R) Series
     P.O. Box 1547
     Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o written confirmation of financial transactions and certain non-financial transactions, including addition of the Guaranteed minimum income benefit after contract issuance and termination of a systematic withdrawal option;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option and eligibility to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85.

--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o   elect to receive certain contract statements electronically;

o enroll in, modify or cancel a rebalancing program (through Online Account Access only);

o   change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or will-

8 Who is AXA Equitable?

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ful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2) conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4) requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)  spousal consent for loans under Rollover TSA contracts;

(6) requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)  tax withholding elections;

(8)  election of the beneficiary continuation option;

(9)  IRA contribution recharacterizations;

(10) Section 1035 exchanges;

(11) direct transfers and rollovers;

(12) exercise of the Guaranteed minimum income benefit;

(13) requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14) requests to opt out of or back into the Annual Ratchet of the GWBL benefit base;

(15) death claims;

(16) change in ownership (NQ only, if available under your contract);

(17) requests for enrollment in either our Maximum payment plan or Customized payment plan under the GWBL;

(18) purchase by, or change of ownership to, a non-natural owner;

(19) requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit;

(20) requests to collaterally assign your NQ contract;

(21) requests to drop the GWBL or add or drop the Guaranteed minimum income benefit;

(22) election to convert the Guaranteed minimum income benefit to the GWBL at age 85; and

(23) requests to add a Joint life after conversion of the Guaranteed minimum income benefit to the GWBL at age 85.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options);

(4) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only); and

(5) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only).


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only);

(4) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only);

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)  automatic annual reset program; and

(2)  automatic customized reset program.

                       ----------------------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.

                                                        Who is AXA Equitable?  9

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The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
FOUR CONTRACT SERIES      This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus(SM),
                          Accumulator(R) Elite(SM), and Accumulator(R) Select(SM). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                          Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                          Each series is subject to different contribution rules, which are described in "Contribution amounts"
                          later in this section and in "How you can contribute to your contract" in "Contract features and benefits"
                          later in this Prospectus.

                          The chart below shows the availability of key features under each series of the contract.

                                                                   ACCUMULATOR(R)   ACCUMULATOR(R)   ACCUMULATOR(R)
                                                 ACCUMULATOR(R)       PLUS(SM)         ELITE(SM)       SELECT(SM)
                          ----------------------------------------------------------------------------------------------------------
                          Special dollar cost      Yes                   No               Yes              No
                          averaging
                          ----------------------------------------------------------------------------------------------------------
                          Special money market     No                    Yes              No              Yes
                          dollar cost averaging
                          ----------------------------------------------------------------------------------------------------------
                          Credits                  No                    Yes              No               No

                          Throughout the Prospectus, any differences among the contract series are identified.

                          You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   The Accumulator(R) Series' variable investment options invest in different Portfolios managed by
MANAGEMENT                professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST       o Principal and interest guarantees.
OPTION
                          o Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS        o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                          ----------------------------------------------------------------------------------------------------------
                          o No tax on transfers among investment options inside the contract.
                          ----------------------------------------------------------------------------------------------------------
                          If you are purchasing or contributing to an annuity contract, which is an Individual Retirement Annuity
                          (IRA) or Tax Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The Guaranteed minimum income benefit provides income protection for you during your life once you elect
INCOME BENEFIT            to annuitize the contract by exercising the benefit. If you do not elect to exercise the Guaranteed minimum income benefit, this benefit will automatically convert to a Guaranteed withdrawal benefit for life as of the contract date anniversary following age 85, unless you terminate the benefit.

                          The Guaranteed withdrawal benefit for life guarantees that you can take withdrawals up to a maximum amount each contract year. The Guaranteed withdrawal benefit for life is only available upon conversion of the
                          Guaranteed minimum income benefit at age 85; you cannot elect it at issue.
------------------------------------------------------------------------------------------------------------------------------------


10 The Accumulator(R) Series at a glance -- key features


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
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. Please see "How you can contribute to your contract" under "Contract features and benefits" for more information.

                                                                    ACCUMULATOR(R)        ACCUMULATOR(R)         ACCUMULATOR(R)
                                                 ACCUMULATOR(R)     PLUS(SM)              ELITE(SM)              SELECT(SM)R)
                          ----------------------------------------------------------------------------------------------------------
                          NQ                     $5,000 ($500)*     $10,000 ($500)*       $10,000 ($500)*        $25,000 ($500)*
                          ----------------------------------------------------------------------------------------------------------
                          Rollover IRA           $5,000 ($50)*      $10,000 ($50)*        $10,000 ($50)*         $25,000 ($50)*
                          ----------------------------------------------------------------------------------------------------------
                          Flexible Premium IRA   $4,000 ($50)**     n/a                   n/a                    n/a
                          ----------------------------------------------------------------------------------------------------------
                          Roth Conversion IRA    $5,000 ($50)*      $10,000 ($50)*        $10,000 ($50)*         $25,000 ($50)*
                          ----------------------------------------------------------------------------------------------------------
                          Flexible Premium
                          Roth IRA               $4,000 ($50)**     n/a                   n/a                    n/a
                          ----------------------------------------------------------------------------------------------------------
                          Inherited IRA
                          Beneficiary
                          Continuation contract
                          (traditional IRA or    $5,000 ($1,000)    n/a                   $10,000 ($1,000)       $25,000 ($1,000)
                          Roth IRA) ("Inherited
                          IRA")
                          ----------------------------------------------------------------------------------------------------------
                          QP                     $5,000 ($500)      $10,000 ($500)        $10,000 ($500)         n/a
                          ----------------------------------------------------------------------------------------------------------
                          Rollover TSA***        $5,000 ($500)      $10,000 ($500)        $10,000 ($500)         $25,000 ($500)
                          ----------------------------------------------------------------------------------------------------------
                          *   $100 monthly and $300 quarterly under our automatic investment program.

                          **  $50 monthly or quarterly under our automatic investment program.

                          *** Please note that effective June 8, 2009, Rollover TSA contracts are not available.

                          o Maximum contribution limitations apply to all contracts. For more information, please see "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.
                          ----------------------------------------------------------------------------------------------------------
                          In general, contributions are limited to $1.5 million ($500,000 maximum for owners or annuitants who are age 81 and older at contract issue) under all Accumulator(R) Series contracts with the same owner or annuitant. We generally limit aggregate contributions made after the first contract year to 150% of first-year contributions. Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, please see "How you can contribute to your contract" in "Contract features and benefits"
                          later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account value. We allocate a credit to your account value at the
(ACCUMULATOR(R) PLUS(SM)  same time that we allocate your contributions. The credit will apply to additional contribution amounts
CONTRACTS ONLY)           only to the extent that those amounts exceed total withdrawals from the contract. The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to recovery by us in certain limited circumstances.
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      o  Partial withdrawals

                          o  Several withdrawal options on a periodic basis

                          o  Loans under Rollover TSA contracts (employer or plan approval required)

                          o  Contract surrender

                          o  Maximum payment plan (only under contracts with GWBL)

                          o  Customized payment plan (only under contracts with GWBL)

                          You may incur a withdrawal charge (not applicable to Accumulator(R) Select(SM) contracts) for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
------------------------------------------------------------------------------------------------------------------------------------


                        The Accumulator(R) Series at a glance -- key features 11

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
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS            o  Fixed annuity payout options

                          o  Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                          o  Income Manager(R) payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES       o  Guaranteed minimum death benefit options

                          o  Principal guarantee benefits

                          o  Dollar cost averaging

                          o  Automatic investment program

                          o  Account value rebalancing (quarterly, semiannually, and annually)

                          o  Free transfers

                          o  Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home (not applicable to Accumulator(R) Select(SM) contracts)

                          o  Earnings enhancement benefit, an optional death benefit available under certain contracts

                          o  Option to add or drop the Guaranteed minimum income benefit after issue

                          o  Option to drop the Guaranteed withdrawal benefit for life after conversion

                          o  Spousal continuation

                          o  Beneficiary continuation option

                          o  Roll-Up benefit base reset
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES          Please see "Fee table" later in this section for complete details.
------------------------------------------------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE Please see "How you can contribute to your contract" in "Contract features and benefits" for owner and
AGES                      annuitant issue ages applicable to your contract.
------------------------------------------------------------------------------------------------------------------------------------

THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VI LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


EXCHANGE PROGRAMS

From time to time we may offer programs under which certain Accumulator(R) Elite(SM) contracts previously issued by us (the "old contract") may be exchanged for the Accumulator(R) Elite(SM) contract offered by this Prospectus (the "new contract"). Under any such program, the old contract may only be surrendered if the entire account value is free of surrender charges. The account value attributable to the old contract would not be subject to any withdrawal charge under the new contract, but would be subject to all other charges and fees under the new contract. Any additional contributions to the new contract would be subject to all fees and charges, including the withdrawal charge described in this Prospectus. If you are the owner of an old contract, you should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits,

12 The Accumulator(R) Series at a glance -- key features

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and other guarantees provided by your old contract to the benefits and guarantees that would be provided by the new contract offered by this Prospectus. You should also compare the fees and charges of your old contract to the fees and charges of the new contract described in this Prospectus, which may be higher than your old contract. Any such program will be made available on terms and conditions determined by us and will comply with applicable law. As of the date of this Prospectus, we do not currently have a program in connection with an exchange of an old contract to a new contract.

                        The Accumulator(R) Series at a glance -- key features 13

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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions           ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)   ACCUMULATOR(R)
withdrawn(1) (deducted if you surrender your contract or make cer-                   PLUS(SM)        ELITE(SM)        SELECT(SM)
tain withdrawals or apply your cash value to certain payout
options).                                                            7.00%           8.00%           8.00%            N/A
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization
(which is described in a separate prospectus for that option)                      $350 (for all Accumulator(R) Series contracts)
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(2)
   If your account value on a contract date anniversary is less
   than $50,000(3)                                                   $30
   If your account value on a contract date anniversary is
   $50,000 or more                                                   $0
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS(4)
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                    ACCUMULATOR(R)  ACCUMULATOR(R)  ACCUMULATOR(R)   ACCUMULATOR(R)
                                                                                     PLUS(SM)        ELITE(SM)        SELECT(SM)R)
Mortality and expense risks(5)                                       0.80%           0.95%           1.10%            1.10%
Administrative                                                       0.30%           0.35%           0.30%            0.25%
Distribution                                                         0.20%           0.25%           0.25%            0.35%
                                                                     -----           -----           -----            -----
Total Separate account annual expenses                               1.30%           1.55%           1.65%            1.70%
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE(6) (Calculated as
a percentage of the applicable benefit base.(7) Deducted annually(2)
on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                            No Charge
   Annual Ratchet to age 85                                          0.25%
   Annual Ratchet to age 85 (New York only)                          0.30%
   Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85       1.00%(8)
   (only available if you also elect the Guaranteed minimum income benefit)

    If you elect to reset this benefit base, we reserve the right
    to increase your charge up to:                                   1.15%
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table

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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE(6) (Calculated
as a percentage of the applicable benefit base.(7) Deducted annu-
ally(9) on each contract date anniversary for which the benefit is in
effect.)                                                               1.00%(8)
   If you elect to reset the Roll-Up benefit base, we reserve the
   right to increase your charge up to:                                1.30%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE(6) (Calculated as a per-
centage of the account value. Deducted annually(2) on each contract
date anniversary for which the benefit is in effect.)                  0.35%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE
(Available only upon conversion of the Guaranteed minimum
income benefit and calculated as a percentage of the GWBL benefit base.(7) Deducted annually(9) on each contract date anniversary for
which the benefit is in effect.)                                       1.00%(10)

If your GWBL benefit base ratchets, we reserve the right to increase
your charge up to:                                                     1.30%

Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, includ- ing its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge"
in "Charges and expenses," both later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL GUARANTEE BENEFITS CHARGE(6) (Calculated as a per-centage of the account value. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                                    0.50%

   125% Principal guarantee benefit                                    0.75%
-------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY (Cal-
culated and deducted daily as a percentage of the outstanding loan
amount.)                                                               2.00%(11)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS(4)
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted         Lowest           Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or      ----             ----
other expenses)(12)                                                                    0.64%            1.48%


                                                                    Fee table 15

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Notes:

(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

     The withdrawal charge percentage we use is determined by the contract      Contract               Accumulator(R) Accumulator(R)
     year in which you make the withdrawal or surrender your contract. For      Year     Accumulator(R)   Plus(SM)       Elite(SM)
     each contribution, we consider the contract year in which we receive       1........    7.00%         8.00%           8.00%
     that contribution to be "contract year 1")                                 2........    7.00%         8.00%           7.00%
                                                                                3........    6.00%         7.00%           6.00%
                                                                                4........    6.00%         7.00%           5.00%
                                                                                5........    5.00%         6.00%           0.00%
                                                                                6........    3.00%         5.00%           0.00%
                                                                                7........    1.00%         4.00%           0.00%
                                                                                8........    0.00%         3.00%           0.00%
                                                                                9........    0.00%         2.00%           0.00%
                                                                                10+......    0.00%         0.00%           0.00%

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4) Daily net assets is the sum of the value of the amounts invested in all your portfolios before we deduct applicable contract charges, which are set forth in the tables above.

(5) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus(SM) contracts, the charges also compensate us for the expense associated with the credit.

(6) You may not elect both the Guaranteed minimum income benefit and one of our Principal guarantee benefits. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.

(7) The benefit base is not an account value or cash value. If you elect the Guaranteed minimum income benefit and/or the Guaranteed minimum death benefit at issue, your initial benefit base is equal to your initial contributions to your contract. For Accumulator(R) Plus(SM) contracts, your initial benefit base does not include the credit. Subsequent adjustments to the applicable benefit base may result in a benefit base that is significantly different from your total contributions or account value. See "Guaranteed minimum income benefit and Guaranteed minimum death benefit base" and "GWBL benefit base" in "Contract features and benefits" later in this Prospectus.

(8) We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(9) If the contract is surrendered or annuitized, or a death benefit is paid, or the benefit is dropped (if applicable), on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(10) This assumes that the Guaranteed minimum income benefit charge does not increase before the Conversion effective date at age 85. If it did, the charge would equal the Guar anteed minimum income benefit charge percentage at the time of conversion, which could be as high as 1.30%. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

(11) We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(12) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.


EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2009, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.015%; Accumulator(R) Plus(SM) 0.013%; Accumulator(R) Elite(SM) 0.010%; and Accumulator(R) Select(SM) 0.009%.


The guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract).


The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus(SM) contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which


16 Fee table

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is described immediately above), the example also assumes maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




------------------------------------------------------------------------------------------------------------------------------------
                                                           ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios $1,200     $2,130     $3,104      $5,491     N/A       $2,130     $3,104      $5,491
(b) assuming minimum fees and
    expenses of any of the Portfolios $1,112     $1,872     $2,685      $4,724     N/A       $1,872     $2,685      $4,724
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $500     $1,530     $2,604     $5,491
(b) assuming minimum fees and
    expenses of any of the Portfolios   $412     $1,272     $2,185     $4,724
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                       ACCUMULATOR(R) PLUS(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,340     $2,349     $3,397      $5,857     N/A       $2,349     $3,397      $5,857
(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,260     $2,106     $2,997      $5,082     N/A       $2,106     $2,997      $5,082
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    $540     $1,649     $2,797     $5,857
(b) assuming minimum fees and
    expenses of any of the Portfolios    $460     $1,406     $2,397     $5,082
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                      ACCUMULATOR(R) ELITE(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,336     $2,235     $2,771      $5,787     N/A       $2,235     $2,771      $5,787
(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,257     $2,001     $2,387      $5,051     N/A       $2,001     $2,387      $5,051
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    $536     $1,635     $2,771     $5,787
(b) assuming minimum fees and
    expenses of any of the Portfolios    $457     $1,401     $2,387     $5,051
--------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                     ACCUMULATOR(R) SELECT(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                     IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                     IF YOU ANNUITIZE AT THE END OF THE APPLICABLE      CONTRACT AT THE END OF THE APPLICABLE
                                                        TIME PERIOD                                   TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    N/A        $2,000      $3,144      $6,178      $541       $1,650      $2,794      $5,828
(b) assuming minimum fees and
    expenses of any of the Portfolios    N/A        $1,766      $2,762      $5,446      $462       $1,416      $2,412      $5,096
------------------------------------------------------------------------------------------------------------------------------------


     For information on how your contract works under certain hypothetical circumstances, please see Appendix IV at the end of this Prospectus.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2009.

                                                                    Fee table 17

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1. Contract features and benefits

--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of owner and contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are currently permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VI later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT              MINIMUM
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ             Accumulator(R)             o Accumulator(R)             o After-tax money.            o Accumulator(R)
               Accumulator(R) Elite(SM)     $5,000 (initial)                                           Accumulator(R) Elite(SM)
               Accumulator(R) Select(SM)                               o Paid to us by check or        Accumulator(R) Select(SM)
               0 through 85               o Accumulator(R) Plus(SM)      transfer of contract value    No additional contributions
                                            Accumulator(R) Elite(SM)     in a tax-deferred exchange    may be made after attain-
               Accumulator(R) Plus(SM)      $10,000 (initial)            under Section 1035 of the     ment of age 86, or if later,
               0 through 80                                              Internal Revenue Code.        the first contract date anni-
                                          o Accumulator(R) Select(SM)                                  versary.*
                                            $25,000 (initial)
                                                                                                     o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series                                  No additional contributions
                                            $500 (additional)                                          may be made after attain-
                                                                                                       ment of age 81 or, if later,
                                          o The Accumulator(R) Series                                  the first contract date anni-
                                            $100 monthly and $300                                      versary.*
                                            quarterly under our auto-
                                            matic investment program
                                            (additional)
------------------------------------------------------------------------------------------------------------------------------------

18 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT            MINIMUM
CONTRACT TYPE  ISSUE AGES               CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA   Accumulator(R)           o Accumulator(R)             o Eligible rollover distribu-  o Accumulator(R)
               Accumulator(R) Elite(SM)   $5,000 (initial)             tions from 403(b) plans,       Accumulator(R) Elite(SM)
               Accumulator(R) Select(SM)                               qualified plans, and govern-   Accumulator(R) Select(SM)
               20 through 85            o Accumulator(R) Plus(SM)      mental employer 457(b)         No additional contributions
                                          Accumulator(R) Elite(SM)     plans.                         may be made after attain-
               Accumulator(R) Plus(SM)    $10,000 (initial)                                           ment of age 86, or, if later,
               20 through 80                                         o Rollovers from another         the first contract date anni-
                                        o Accumulator(R) Select(SM)    traditional individual         versary.*
                                          $25,000 (initial)            retirement arrangement.
                                                                                                    o Accumulator(R) Plus(SM)
                                        o The Accumulator(R) Series  o Direct custodian-to-           No additional contributions
                                          $50 (additional)             custodian transfers from       after attainment of age 81
                                                                       another traditional indi-      or, if later, the first
                                        o $100 monthly and $300        vidual retirement              contract date anniversary.*
                                          quarterly under our auto-    arrangement.
                                          matic investment program                                  o Contributions after age 70-1/2
                                          (additional) (subject to   o Regular IRA contributions.     must be net of required
                                          tax maximums)                                               minimum distributions.
                                                                     o Additional catch-up
                                                                       contributions.               o Although we accept regular
                                                                                                      IRA contributions (limited to
                                                                                                      $5,000) under Rollover IRA
                                                                                                      contracts, we intend that the
                                                                                                      contract be used primarily
                                                                                                      for rollover and direct trans-
                                                                                                      fer contributions.

                                                                                                    o Additional catch-up contri-
                                                                                                      butions of up to $1,000 per
                                                                                                      calendar year where the
                                                                                                      owner is at least age 50 but
                                                                                                      under age 70-1/2 at any time
                                                                                                      during the calendar year for
                                                                                                      which the contribution is
                                                                                                      made.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 19

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
------------------------------------------------------------------------------------------------------------------------------------
                AVAILABLE
                FOR OWNER
                AND ANNUITANT             MINIMUM
CONTRACT TYPE   ISSUE AGES                CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion Accumulator(R)            o Accumulator(R)            o Rollovers from another      o Accumulator(R)
IRA             Accumulator(R) Elite(SM)    $5,000 (initial)            Roth IRA.                     Accumulator(R) Elite(SM)
                Accumulator(R) Select(SM)                                                             Accumulator(R) Select(SM)
                20 through 85             o Accumulator(R) Plus(SM)   o Rollovers from a "desig-      No additional contributions
                                            Accumulator(R) Elite(SM)    nated Roth contribution       may be made after attain-
                Accumulator(R) Plus(SM)     $10,000 (initial)           account" under a 401(k)       ment of age 86, or, if later,
                20 through 80                                           plan or 403(b) plan.          the first contract date anni-
                                          o Accumulator(R) Select(SM)                                 versary.*
                                            $25,000 (initial)         o Conversion rollovers from a
                                                                        traditional IRA or other    o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series   eligible retirement plan.     No additional contributions
                                            $50 (additional)                                          may be made after attain-
                                                                      o Direct transfers from         ment of age 81 or, if later,
                                          o $100 monthly and $300       another Roth IRA.             the first contract date anni-
                                            quarterly under our auto-                                 versary.*
                                            matic investment program  o Regular Roth IRA contribu-
                                            (additional) (subject to    tions.                      o Conversion rollovers after
                                            tax maximums)                                             age 70-1/2 must be net of
                                                                      o Additional catch-up           required minimum distribu-
                                                                        contributions.                tions for the traditional IRA
                                                                                                      or other eligible retirement
                                                                                                      plan which is the source of
                                                                                                      the conversion rollover.

                                                                                                    o Although we accept regular
                                                                                                      Roth IRA contributions (lim-
                                                                                                      ited to $5,000) under Roth
                                                                                                      IRA contracts, we intend
                                                                                                      that the contract be used
                                                                                                      primarily for rollover and
                                                                                                      direct transfer contributions.

                                                                                                    o Additional catch-up contri-
                                                                                                      butions of up to $1,000 per
                                                                                                      calendar year where the
                                                                                                      owner is at least age 50 at
                                                                                                      any time during the calendar
                                                                                                      year for which the contribu-
                                                                                                      tion is made.
  ----------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT            MINIMUM
CONTRACT TYPE  ISSUE AGES               CONTRIBUTIONS               SOURCE OF CONTRIBUTIONS         LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA** Accumulator(R)           o Accumulator(R)            o With documentation of         o Accumulator(R)
               Accumulator(R) Elite(SM)   $5,000 (initial)            employer or plan approval,      Accumulator(R) Elite(SM)
               Accumulator(R) Select(SM)                              and limited to pre-tax          Accumulator(R) Select(SM)
               20 through 85            o Accumulator(R) Plus(SM)     funds, direct plan-to-plan      No additional contributions
                                          Accumulator(R) Elite(SM)    transfers from another          may be made after attainment
               Accumulator(R) Plus(SM)    $10,000 (initial)           403(b) plan or contract         of age 86, or, if later,
               20 through 80                                          exchanges from another          the first contract date anni-
                                        o Accumulator(R) Select(SM)   403(b) contract under the       versary.*
                                          $25,000 (initial)           same plan.
                                                                                                    o Accumulator(R) Plus(SM)
                                        o The Accumulator(R) Series o With documentation of           No additional contributions
                                          $500 (additional)           employer or plan approval,      may be made after attainment
                                                                      and limited to pre-tax          of age 81 or, if later,
                                                                      funds, eligible rollover dis-   the first contract date anni-
                                                                      tributions from other 403(b)    versary.*
                                                                      plans, qualified plans, gov-
                                                                      ernmental employer 457(b)     o Contributions after age 70-1/2
                                                                      plans or traditional IRAs.      must be net of any required
                                                                                                      minimum distributions.

                                                                                                    o We do not accept employer-
                                                                                                      remitted contributions.

                                                                                                    o We do not accept after-tax
                                                                                                      contributions, including des-
                                                                                                      ignated Roth contributions.

Please note that effective June 8, 2009, Rollover TSA contracts are not available. See Appendix VIII at the end of the
Prospectus for a discussion of TSA contracts.
------------------------------------------------------------------------------------------------------------------------------------
QP               Accumulator(R)          o Accumulator(R)           o Only transfer contributions   o A separate QP contract must
(Accumulator(R), Accumulator(R) Elite(SM)  $5,000 (initial)           from other investments          be established for each plan
Accumulator(R)   20 through 75                                        within an existing              participant.
Plus(SM) and                             o Accumulator(R) Plus(SM)    qualified plan trust.
Accumulator(R)   Accumulator(R) Plus(SM)   Accumulator(R) Elite(SM)                                 o We do not accept regular
Elite(SM)  20    through 70                $10,000 (initial)        o The plan must be qualified      ongoing payroll contribu-
contracts only)                                                       under Section 401(a) of         tions or contributions
                                         o The Accumulator(R) Series  the Internal Revenue Code.      directly from the employer.
                                           $500 (additional)
                                                                    o For 401(k) plans, trans-      o Only one additional transfer
                                                                      ferred contributions may        contribution may be made
                                                                      not include any after-tax       during a contract year.
                                                                      contributions, including
                                                                      designated Roth contribu-     o No additional transfer con-
                                                                      tions.                          tributions after participant's
                                                                                                      attainment of age 76 (age
                                                                                                      71 under Accumulator(R)
                                                                                                      Plus(SM) contracts) or, if
                                                                                                      later, the first contract date
                                                                                                      anniversary.

                                                                                                    o Contributions after age 70-1/2
                                                                                                      must be net of any required
                                                                                                      minimum distributions.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 21

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
------------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE
                  FOR OWNER
                  AND ANNUITANT          MINIMUM
CONTRACT TYPE     ISSUE AGES            CONTRIBUTIONS              SOURCE OF CONTRIBUTIONS         LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium  20 through 70       o $4,000 (initial)           o Regular traditional IRA       o No regular IRA contributions
IRA                                                                  contributions.                  in the calendar year you turn
(Accumulator(R)                       o $50 (additional)                                             age 70-1/2 and thereafter.
contracts only)                                                    o Additional catch-up
                                      o $50 monthly or quarterly     contributions.                o Regular contributions may
                                        under our automatic invest-                                  not exceed $5,000.
                                        ment program (additional)  o Eligible rollover distribu-
                                        (subject to tax maximums)    tions from 403(b) plans,      o Additional catch-up contri-
                                                                     qualified plans, and govern-    butions of up to $1,000 per
                                                                     mental employer 457(b)          calendar year where the
                                                                     plans.                          owner is at least age 50 but
                                                                                                     under age 70-1/2 at any time
                                                                   o Rollovers from another          during the calendar year for
                                                                     traditional individual retire-  which the contribution is
                                                                     ment arrangement.               made.

                                                                   o Direct custodian-             o Although we accept rollover
                                                                     to-custodian transfers from     and direct transfer contribu-
                                                                     another traditional indi-       tions under the Flexible
                                                                     vidual retirement               Premium IRA contract, we
                                                                     arrangement.                    intend that the contract be
                                                                                                     used for ongoing regular
                                                                                                     contributions.

                                                                                                   o No additional contributions
                                                                                                     may be made after attain-
                                                                                                     ment of age 86.*

                                                                                                   o Additional contributions
                                                                                                     after age 70-1/2 must be net
                                                                                                     of required minimum distri-
                                                                                                     butions.
------------------------------------------------------------------------------------------------------------------------------------

22 Contract features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
                    AND ANNUITANT   MINIMUM
CONTRACT TYPE       ISSUE AGES      CONTRIBUTIONS                  SOURCE OF CONTRIBUTIONS           LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium    20 through 85   o $4,000 (initial)             o Regular Roth IRA contribu-      o No additional contributions
Roth IRA                                                             tions.                            may be made after attain-
(Accumulator(R)                     o $50 (additional)                                                 ment of age 86, or, if later,
contracts only)                                                    o Additional catch-up contri-       the first contract date
                                    o $50 monthly or quarterly       butions.                          anniversary.*
                                      under our automatic invest-
                                      ment program (additional)    o Rollovers from another          o Contributions are subject to
                                      (subject to tax maximums)      Roth IRA.                         income limits and other tax
                                                                                                       rules.
                                                                   o Rollovers from a "desig-
                                                                     nated Roth contribution         o Regular Roth IRA contribu-
                                                                     account" under a 401(k)           tions may not exceed
                                                                     plan or 403(b) plan.              $5,000.

                                                                   o Conversion rollovers from a     o Additional catch-up contri-
                                                                     traditional IRA or other          butions of up to $1,000 per
                                                                     eligible retirement plan.         calendar year where the
                                                                                                       owner is at least age 50 at
                                                                   o Direct transfers from             any time during the calendar
                                                                     another Roth IRA.                 year for which the contribu-
                                                                                                       tion is made.

                                                                                                     o Although we accept rollover
                                                                                                       and direct transfer contribu-
                                                                                                       tions under the Flexible
                                                                                                       Premium Roth IRA contract,
                                                                                                       we intend that the contract
                                                                                                       be used for ongoing regular
                                                                                                       Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA          0-70         o Accumulator(R)               o Direct custodian-to-            o Any additional contributions
Beneficiary                           $5,000 (initial)               custodian transfers of your       must be from the same type
Continuation                                                         interest as a death benefi-       of IRA of the same deceased
Contract (tradi-                    o Accumulator(R) Elite(SM)       ciary of the deceased             owner.
tional IRA or                         $10,000 (initial)              owner's traditional indi-
Roth IRA)                                                            vidual retirement               o Non-spousal beneficiary
(Accumulator(R),                    o Accumulator(R) Select(SM)      arrangement or Roth IRA to        direct rollover contributions
Accumulator(R)                        $25,000 (initial)              an IRA of the same type.          from qualified plans, 403(b)
Elite(SM) and                                                                                          plans and governmental
Accumulator(R)                      o The Accumulator(R) Series                                        employer 457(b) plans may
Select(SM) contracts                  $1,000 (additional)                                              be made to an Inherited IRA
only)                                                                                                  contract under specified
                                                                                                       circumstances.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VI later in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, additional contributions are not permitted after the Conversion effective date.

*   Please see Appendix VI later in this Prospectus for state variations.

** May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract). Not available for new purchases.

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.

                                               Contract features and benefits 23

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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select(SM) contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select(SM) contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code, we permit joint annuitants. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single owner contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the Guaranteed withdrawal benefit for life is not in effect, benefits are based on the age of the older joint owner or older joint annuitant, as applicable. There are additional owner and annuitant requirements if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" later in this Prospectus.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either an enhanced death benefit or the Guaranteed minimum income benefit ("GMIB"), which you may be able to convert to the Guaranteed withdrawal benefit for life ("GWBL") at age 85, you should strongly consider "split-funding": that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS


Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

If your contract is sold by a financial professional of AXA Advisors, AXA Advisors will direct us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while AXA Advisors ensures your application is complete and that suitability standards are met. AXA Advisors will either complete this process or instruct us to return your contribution to you within the applicable FINRA time requirements. Upon timely and successful completion of this review, AXA Advisors will instruct us to transfer your contribution into our non-interest bearing suspense account and transmit your application to us, so that we can consider your application for processing.



--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is


24  Contract features and benefits

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missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.


--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, your investment options will be limited to the guaranteed interest option and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)

If you elect the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the following variable investment options: the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.)


If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the AXA Moderate Allocation Portfolio.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect.

                                              Contract features and benefits  25

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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


Certain Portfolios may not be available under your contract. Please see the front cover of this Prospectus for more information.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY                                                                                 o AXA Equitable
                                                                                        o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and capital        o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY                                                                                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 CORE EQUITY                                                                            o AXA Equitable
                                                                                        o Janus Capital Management LLC
                                                                                        o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.                        o Goodman & Co. NY Ltd.
 GROWTH*                                                                                o SSgA Funds Management, Inc.
                                                                                        o T. Rowe Price Associates, Inc.
                                                                                        o Westfield Capital Management Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP        Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 VALUE                                                                                  o AXA Equitable
                                                                                        o Institutional Capital LLC
                                                                                        o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP          Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 GROWTH                                                                                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisers, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE    Seeks long-term growth of capital.                        o AXA Equitable
                                                                                        o AXA Rosenberg Investment Management LLC
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Tradewinds Global Investors, LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR     Seeks high total return through a combination of current  o Pacific Investment Management Company
 BOND                         income and capital appreciation.                            LLC
                                                                                        o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Seeks long-term growth of capital.                        o AXA Equitable
 GROWTH                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Eagle Asset Management, Inc.
                                                                                        o Wells Capital Management Inc.

------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP        Seeks long-term growth of capital.                        o AXA Equitable
 VALUE                                                                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisory Services, LLC
                                                                                        o Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27

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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.                         o AXA Equitable
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.                   o AXA Equitable
 VALUE CORE                                                                             o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management, LLC
 EQUITY                      income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of    o BlackRock International Limited
 VALUE                       income, accompanied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve an     o Boston Advisors, LLC
 INCOME                      above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                             approximates the total return performance of the Barclays
                             Capital U.S. Aggregate Bond Index, including reinvest-
                             ment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.              o Davis Selected Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                        o BlackRock Capital Management, Inc.
                                                                                        o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


28 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                        INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    Seeks to maximize income while maintaining prospects       o AXA Equitable
                             for capital appreciation.                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        Primarily seeks capital appreciation and secondarily seeks o AXA Equitable
 ALLOCATION                  income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.                     o GAMCO Asset Management, Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.                    o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          Seeks to achieve capital growth and current income.        o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o First International Advisors, LLC
                                                                                        o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seeks to achieve long-term capital appreciation.           o AXA Equitable
 EQUITY                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
 BOND INDEX                  approximates the total return performance of the Barclays
                             Capital Intermediate U.S. Government Bond Index, includ-
                             ing reinvestment of dividends, at a risk level consistent
                             with that of the Barclays Capital Intermediate U.S.
                             Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Hirayama Investments, LLC
                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.                     o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.           o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                             ondary objective to seek reasonable current income. For    o BlackRock Investment Management, LLC
                             purposes of this Portfolio, the words "reasonable current  o Institutional Capital LLC income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000 Value
                             Index.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 29

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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 INCOME                      income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 CORE                        income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                             approximates the total return performance of the S&P
                             Mid Cap 400 Index, including reinvestment of dividends,
                             at a risk level consistent with that of the S&P Mid Cap
                             400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.           o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve   o The Dreyfus Corporation
                             its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.                           o Morgan Stanley Investment Management Inc.
 GROWTH**
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may occa-     o AXA Equitable
                             sionally be short-term, and secondarily, income.           o BlackRock Investment Management, LLC
                                                                                        o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.                     o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional money  o Pacific Investment Management Company,
                             market products while maintaining an emphasis on             LLC
                             preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the      o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and        o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   Seeks to achieve long-term capital growth.                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation o UBS Global Asset Management
                             with income as a secondary consideration.                   (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     Seeks to achieve long-term capital growth.                 o Wells Capital Management, Inc.
 OMEGA GROWTH***
------------------------------------------------------------------------------------------------------------------------------------



* Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


30 Contract features and benefits

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YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES
OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.

                                               Contract features and benefits 31

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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically, based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VI later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)


The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) or the guaranteed interest option, subject to restrictions in certain states. See Appendix VI later in this Prospectus for state variations. Allocations must be in whole percentages and you may change your allocations at any time. No more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. You may not make transfers to the guaranteed interest option. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any

32  Contract features and benefits

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special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."


You may have your account value transferred to any of the variable investment options available under your contract. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.


We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options or guaranteed interest option according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special dollar cost averaging program is not available.


SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12 month program at any time subject to the age limitation on contributions described earlier in this Prospectus.


Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

                                              Contract features and benefits  33

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The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the special money market dollar cost averaging program is not available.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

If you are participating in a Principal guarantee benefit or the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the general dollar cost averaging program is not available.


INVESTMENT SIMPLIFIER. We offer two Investment simplifier options.


Fixed-dollar option. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.


In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite(SM) contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.


Interest sweep option. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) are available if the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85 or you elect the 100% Principal guarantee benefit. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.



INTERACTION OF DOLLAR COST AVERAGING WITH OTHER CONTRACT FEATURES AND BENEFITS

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging and, for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any dollar cost averaging program you have in place at the time, and may limit your ability to elect a new dollar cost averaging program after conversion. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

34  Contract features and benefits

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We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging programs. Not all dollar cost averaging programs are available in all states. See Appendix VI later in this Prospectus for more information on state availability.


CREDITS (For Accumulator(R) Plus(SM) contracts only)


A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.


The amount of the credit will be 4% or 5% of each contribution based on the following breakpoints and rules:

--------------------------------------------------------------------------------
                                         CREDIT PERCENTAGE
   FIRST YEAR TOTAL CONTRIBUTIONS          APPLIED TO
            BREAKPOINTS                   CONTRIBUTIONS
--------------------------------------------------------------------------------
Less than $350,000                             4%
--------------------------------------------------------------------------------
$350,000 or more                               5%
--------------------------------------------------------------------------------

The percentage of the credit is based on your total first year contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date. The credit will not be applied in connection with a partial conversion of a traditional IRA contract to a Roth IRA contract.


For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].


Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:


o Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make contributions to equal or exceed $350,000 in the first contract year (the "Expected First Year Contribution Amount") and your initial contribution is at least $175,000, your credit percentage will be as follows:

    o For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

    o If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been 4%, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions. Here, that would be 1%.

    o The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VI later in this Prospectus for more information on state availability.

For example:

In your application, you include an Indication of intent to contribute $350,000 and make an initial contribution of $200,000. You do not make any additional contributions in the first contract year. Your account value will initially be credited with $10,000 (5% x $200,000). On your contract date anniversary, your account value will be reduced by $2,000 (1% x $200,000).


o   No indication of intent:

    o For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

    o For any subsequent contribution that results in a higher appli cable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

o If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)(1)

o If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

o If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is

----------------------
(1) The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                                              Contract features and benefits  35

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insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any benefit base increases as the result of an annual ratchet based on an increase in your account value, which does include credits. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. We expect to make a profit from these charges. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. While we cannot state with any certainty when this will happen, we believe that it is likely that if you hold your Accumulator(R) Plus(SM) contract for 20 years, you may be better off in a contract without a credit, and with a lower mortality and expense risk charge. Your actual results will depend on the investment returns on your contract. Therefore, if you plan to hold the contract for an extended period of time, you may wish to consider purchasing a contract that does not include a credit. You should consider this possibility before purchasing the contract.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

If you add the Guaranteed minimum income benefit to your contract after issue, we will calculate each of the benefit bases described in this section using your account value on the contract date anniversary the Guaranteed minimum income benefit becomes effective under your contract (the "GMIB effective date") rather than your initial contribution, for purposes of determining the Guaranteed minimum income benefit. See "Adding the Guaranteed minimum income benefit after issue" later in this section. When we describe withdrawals and additional contributions in this section, we mean withdrawals and additional contributions made after the GMIB effective date.

As discussed immediately below, the Standard death benefit is based on the Standard death benefit benefit base; the Annual Ratchet to age 85 enhanced death benefit is based on the Annual Ratchet to age 85 benefit base; the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit AND the Guaranteed minimum income benefit are based on the Greater of the 4% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base.


STANDARD DEATH BENEFIT

Your benefit base is equal to:

o   your initial contribution and any additional contributions to the contract;
    less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


4% ROLL-UP TO AGE 85 BENEFIT BASE
(USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

Your benefit base is equal to:

o   your initial contribution and any additional contributions to the contract;
    plus

o   daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

The effective annual roll-up rate credited to this benefit base is:

o 4% with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite(SM) contracts only); and

o 2% with respect to the EQ/Money Market variable investment option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

Each daily roll-up is included in the benefit base for purposes of calculating the daily roll-up the next day, so the benefit base compounds daily at the effective annual rate noted above.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

See Appendix III for an example of the relationship between the benefit base calculated based on the 4% Roll-Up to age 85 and a hypothetical account value.

36  Contract features and benefits

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Certain contracts may have a different effective annual roll-up rate, based on when you purchased your contract and the state in which you purchased your contract. See Appendices VI and VII later in this Prospectus.


ANNUAL RATCHET TO AGE 85 BENEFIT BASE
(USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)

If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).


If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:


o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                       or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

See Appendix III for an example of the relationship between the benefit base calculated based on the Annual Ratchet to age 85 and a hypothetical account value.


GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 BENEFIT BASE (USED FOR THE GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT)


Your benefit base is equal to the greater of the benefit base computed for the 4% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.



ROLL-UP BENEFIT BASE RESET

You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. The reset amount will equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 80. If you elect both the Greater of enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.


--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------


If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i) if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset or that contract date anniversary, your one-time reset request will be terminated;

(ii) if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract

                                              Contract features and benefits  37

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date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this deadline will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. If you die before the contract date anniversary following age 85 and your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary as described above.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset but not later than the contract date anniversary following age 85. See "Exercise rules" under "Guaranteed minimum income benefit" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" later in this Prospectus.


If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 4% of the reset benefit base, the withdrawal would cause a pro-rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 4% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix VIII -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.



ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.


GUARANTEED MINIMUM INCOME BENEFIT

This section describes the Guaranteed minimum income benefit ("GMIB") if you elect it at issue. If you add the benefit to your contract after issue, certain additional requirements apply, and the way the benefit is calculated may differ from how it is calculated if you elect it at issue. See "Adding the Guaranteed minimum income benefit after issue" later in this section.

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

This benefit includes the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

This feature is not available for an Inherited IRA or if you elect a Principal guarantee benefit. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the owner was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued or the Guaranteed minimum income benefit was added to the contract, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.


The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise


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your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
--------------------------------------------------------------------------------
                 OWNER'S                     PERIOD CERTAIN YEARS
             AGE AT EXERCISE
--------------------------------------------------------------------------------
               80 and younger                         10
                   81                                  9
                   82                                  8
                   83                                  7
                   84                                  6
                   85                                  5
--------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:


o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

o If your aggregate withdrawals during any contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, for contracts in which the Guaranteed minimum income benefit is elected at issue, all contributions received in the first 90 days);

o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 4% of your Roll-Up benefit base at the beginning of the contract year.


EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. The latest date you may exercise the Guaranteed minimum income benefit is the 30th day following the contract date

                                              Contract features and benefits  39

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anniversary following your 85th birthday. Other options are available to you on the contract date anniversary following your 85th birthday. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus. In addition, eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age, as follows:

o If you were at least age 20 and no older than age 44 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary or GMIB effective date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 75 when the contract was issued or on the GMIB effective date, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary or GMIB effective date anniversary.

Please note:

(i) if you were age 75 when the contract was issued or elected to add the Guaranteed minimum income benefit when you were 74, but turned 75 before the GMIB effective date or the Roll-Up benefit base was reset when you were between the ages of 75 and 80, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(ii) for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iii) since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the Guaranteed minimum income benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

(iv) for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset, but in no event will it be later than the contract date anniversary following age
      85. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue or on the GMIB effective date, if the Guaranteed minimum income benefit is added after issue, for purposes of determining the availability of the benefit and which of the exercise rules applies. For example, if an owner is age 70 at issue, and he dies at age 84, and the spouse beneficiary is 86 on the date of his death, she will not be able to exercise the Guaranteed minimum income benefit, even though she was 72 at the time the contract was issued, because eligibility is measured using her age at the time of the owner's death, not her age on the issue date. The original contract issue date (or GMIB effective date) will continue to apply for purposes of the exercise rules;

(vii) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii)if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may add the Guaranteed minimum income benefit to your contract after issue (subject to the requirements described below) so long

40  Contract features and benefits

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as: (i) no more than three months have elapsed since your contract was issued, or (ii) we continue to offer the Guaranteed minimum income benefit described earlier in this section with the identical terms and conditions, including the maximum fee and the roll-up rate, in the state in which your contract was issued. Check with your financial professional to see whether we are still offering this version of the Guaranteed minimum income benefit in your state.

If you add the Guaranteed minimum income benefit after issue, it will function as described earlier in this section, under "Guaranteed minimum income benefit", with certain exceptions:

o The owner (and joint owner, if any) must be between the ages of 20 and 74 on the date we receive your election form at our processing office in good order (the "GMIB addition date").

o The Guaranteed minimum income benefit will become effective under your contract on the contract date anniversary that follows the GMIB addition date (the "GMIB effective date"). If the GMIB addition date is a contract date anniversary, the GMIB effective date will be that date as well.

o Your initial Guaranteed minimum income benefit base will be equal to the account value on the GMIB effective date. Subsequent adjustments to your Guaranteed minimum income benefit base will be calculated as described above in the section "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" earlier in this Prospectus.

o Certain contract owners will only be permitted to add the Guaranteed minimum income benefit to their contracts if the death benefit they elect at issue is compatible with the Guaranteed minimum income benefit. They may elect the Guaranteed minimum income benefit if they have the Standard death benefit or the Annual Ratchet to age 85 enhanced death benefit.

o If you have collaterally assigned all or a portion of the value of your NQ contract, you must terminate the collateral assignment before you elect the Guaranteed minimum income benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus.


ADDING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER A BENEFIT HAS BEEN DROPPED

If you drop the Guaranteed minimum income benefit, as described later in this section under "Dropping the Guaranteed minimum income benefit after issue", you will not be able to add the Guaranteed minimum income benefit to your contract again for one year after you have dropped the benefit, in addition to the other requirements described in this section.


DROPPING THE GUARANTEED MINIMUM INCOME BENEFIT AFTER ISSUE

You may drop the Guaranteed minimum income benefit from your contract after issue, subject to the following restrictions:

o For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contract holders:

     -- You may not drop the Guaranteed minimum income benefit if there are any withdrawal charges in effect under your contract, including withdrawal charges applicable to subsequent contributions.

     -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the expiration of any withdrawal charges in effect under your contract and the contract date anniversary following the GMIB effective date.

o   For Accumulator(R) Select(SM) contract holders:

     -- If you elect the Guaranteed minimum income benefit at issue, you may not drop the benefit until the fourth contract date anniversary following the GMIB effective date.

     -- If you add the Guaranteed minimum income benefit after your contract is issued, you may not drop the benefit until the later of the fourth contract date anniversary and the first contract date anniversary following the GMIB effective date.

o The Guaranteed minimum income benefit will be dropped from your contract on the date we receive your election form at our processing office in good order. If you drop the Guaranteed minimum income benefit on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed minimum income benefit charge for the contract year on that date.

o If you elect the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 Guaranteed minimum death benefit and the Guaranteed minimum income benefit, and subsequently drop the Guaranteed minimum income benefit, we will no longer deduct the Guaranteed minimum income benefit charge. However, we will continue to deduct the Guaranteed minimum death benefit charge.


GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a Standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the Standard death benefit, whichever provides the higher amount. The Standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, the Standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue, and for Accumulator(R) Plus(SM) contract owners, ages 76 through 80 at issue.

If you elect one of the enhanced death benefits, the death benefit is equal to your account value as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. Once your contract is

                                              Contract features and benefits  41

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issued, you may not change or voluntarily terminate your death benefit. See
"Payment of death benefit" later in this Prospectus for more information.

The Annual Ratchet to age 85 enhanced death benefit and the Standard death benefit can be elected by themselves. The Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit can only be elected if you also elect the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the Standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced automatically with the Standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus(SM) contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VI later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits described below:

o   ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available to owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts, ages 0 through 70 at issue of Inherited IRA contracts, ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

o   GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

This optional enhanced death benefit is available, if elected in connection with the Guaranteed minimum income benefit, to owner (or older joint owner, if applicable) ages 20 through 70 at issue of Flexible Premium IRA contracts and ages 20 through 75 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, Rollover TSA and QP contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you purchase the "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 80. See "Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

Resets are not available under the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit if you drop the Guaranteed minimum income benefit.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix III later in this Prospectus for an example of how we calculate an enhanced death benefit.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VI later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Earnings enhancement benefit at issue, and your Guaranteed minimum income benefit then converts to the Guaranteed withdrawal benefit for life at age 85, the Earnings enhancement benefit will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life. See "Guaranteed withdrawal benefit for life ("GWBL")" later in this Prospectus.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

o   the account value, or

o   any applicable death benefit

decreased by:

o   total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions

42  Contract features and benefits

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made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and
(b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus(SM) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus(SM) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.


If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:


the greater of:

o   the account value, or

o   any applicable death benefit

decreased by:

o   total net contributions

The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement benefit is calculated, please see Appendix V.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VI later in this Prospectus to see if this feature is available in your state.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available upon conversion of the Guaranteed minimum income benefit at age 85 under certain circumstances.

--------------------------------------------------------------------------------
The "Conversion effective date" is the contract date anniversary following age
85. The "Conversion transaction date" is the date that we receive your election form at our processing office in good order, if you affirmatively elect to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85, or the 30th day following the Conversion effective date, if the Guaranteed minimum income benefit converts automatically to the Guaranteed withdrawal benefit for life.
--------------------------------------------------------------------------------

If you have neither exercised the Guaranteed minimum income benefit nor dropped it from your contract as of the Conversion effective date, you will have up to 30 days after that contract date anniversary to choose what you want to do with your Guaranteed minimum income benefit. You will have three choices available to you:

o You may affirmatively convert the Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life;

o You may exercise the Guaranteed minimum income benefit, and begin to receive lifetime income under that benefit;

o You may elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life.

If you take no action, the Guaranteed minimum income benefit will convert automatically to the Guaranteed withdrawal benefit for life.

If you exercise the Guaranteed minimum income benefit, it will function as described earlier in this Prospectus under "Guaranteed minimum income benefit". If you elect to terminate the Guaranteed minimum income benefit without converting to the Guaranteed withdrawal benefit for life, your contract will continue in force, without either benefit. If you take no action, or affirmatively convert the Guaranteed minimum income benefit, your Guaranteed minimum income benefit will be converted to the Guaranteed withdrawal benefit for life, retroactive to the Conversion effective date. Please note that if you exercise the Guaranteed minimum income benefit prior to the Conversion effective date, you will not have the option to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life.

                                              Contract features and benefits  43

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The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life charge" later in this Prospectus for a description of the charge.

You should not convert the Guaranteed minimum income benefit to this benefit at age 85 (or permit the benefit to convert) if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are not interested in taking withdrawals prior to the contract's maturity date; or

o You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. The Automatic RMD service is not available under defined benefit QP contracts. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


ADDITIONAL OWNER AND ANNUITANT REQUIREMENTS

Converting the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life may alter the ownership of your contract. The options you may choose depend on the original ownership of your contract. You may only choose among the ownership options below if you affirmatively choose to convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life. If your benefit is converted automatically, your contract will be structured as a Single life contract. Your ability to add a Joint life is also limited by the age and timing requirements described below under "Guaranteed annual withdrawal amount".

SINGLE OWNER. If the contract has a single owner, and the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the single life ("Single life") option, there will be no change to the ownership of the contract. However, if the owner converts the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life with the joint life ("Joint life") option, the owner must add his or her spouse as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage. If the contract is an NQ contract, the owner may grant the successor owner ownership rights in the contract at the time of conversion.

JOINT OWNERS. If the contract has joint owners, and the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the joint owners request that the younger joint owner be dropped from the contract. If the contract has spousal joint owners, and they request a Joint life benefit, we will use the younger spouse's age in determining the Applicable percentage. If the contract has non-spousal joint owners, and the joint owners request a Joint life benefit, the younger owner may be dropped from the contract, and the remaining owner's spouse added as the successor owner. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

NON-NATURAL OWNER. Contracts with non-natural owners that convert to the Guaranteed withdrawal benefit for life will have different options available to them, depending on whether they have an individual annuitant or joint annuitants. If the contract has a non-natural owner and an individual annuitant, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract. If the owner converts to the Guaranteed withdrawal benefit for life with the Joint life option under a contract with an individual annuitant, the owner must add the annuitant's spouse as the joint annuitant. We will use the age of the younger spouse in determining the Joint life Applicable percentage.

If the contract has a non-natural owner and joint annuitants, and the owner converts to the Guaranteed withdrawal benefit for life with the Single life option, there will be no change to the ownership of the contract, unless the owner requests that the younger annuitant be dropped from the contract. If the owner converts to the Guaranteed withdrawal benefit for life on a Joint life basis, there will be no change to the ownership of your contract. We will use the age of the younger spouse in determining the Applicable percentage on a Joint life basis.


GWBL BENEFIT BASE

Upon conversion of the Guaranteed minimum income benefit to GWBL at age 85, your GWBL benefit base is equal to either your account value or Guaranteed minimum income benefit base, as described below under "Guaranteed annual withdrawal amount". It will increase or decrease, as follows:

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet".

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

The Guaranteed annual withdrawal amount may be withdrawn at any time during the contract year that begins on the Conversion effective date, or any subsequent contract year. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. Any withdrawals taken during the 30 days after the Conversion effective date will be counted toward the Guaranteed annual withdrawal amount, even if the withdrawal occurs before the Conversion transaction date.

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any Excess with-

44  Contract features and benefits

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drawal, as described below under "Effect of Excess withdrawals". The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

Your Guaranteed annual withdrawal amount is calculated based on whether the benefit is based on a Single Life or Joint Life as described below:

SINGLE LIFE. If your Guaranteed minimum income benefit is converted to a Guaranteed withdrawal benefit for life on a Single life basis, the Guaranteed annual withdrawal amount will be equal to (1) either: (i) your account value on the Conversion effective date or (ii) your Guaranteed minimum income benefit base on the Conversion effective date, multiplied by (2) the relevant Applicable percentage.

In calculating the relevant Applicable percentage, we consider your account value and Guaranteed minimum income benefit base on the Conversion effective date. Your initial GWBL benefit base and Applicable percentage will be determined by whichever combination of benefit base and percentage set forth in the table below results in a higher Guaranteed annual withdrawal amount.

--------------------------------------------------------------------------------
                                                        B
               A                            APPLICABLE PERCENTAGE OF
   APPLICABLE PERCENTAGE OF                 GUARANTEED MINIMUM INCOME
         ACCOUNT VALUE                            BENEFIT BASE
--------------------------------------------------------------------------------
              5.0%                                    4.0%
--------------------------------------------------------------------------------

For example, if on the Conversion effective date the Guaranteed minimum income benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $5,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals only $4,600, while $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals $5,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 5.0%.

On the other hand, if on the Conversion effective date the Guaranteed minimum income benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $8,000. This is because $100,000 (the account value) multiplied by 5.0% (the percentage in Column A) equals only $5,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 4.0% (the percentage in Column B) equals $8,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 4.0%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 4.0% to 5.0%.

However, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), then an Annual Ratchet will not affect the Applicable percentage.

If the GWBL benefit base and/or the Applicable percentage increases as the result of an Annual Ratchet, the Guaranteed annual withdrawal amount will also increase.

If you take a withdrawal during the 30 days following the Conversion effective date, and your Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life on a Single life basis, we will calculate whether that withdrawal exceeds the Guaranteed annual withdrawal amount based on your GWBL benefit base and Applicable percentage. If the withdrawal exceeds the Guaranteed annual withdrawal amount on a Single life basis, the conversion will still occur, but we will inform you that there is an Excess withdrawal.

JOINT LIFE. If you hold an IRA or NQ contract, you may elect a Joint life contract if you meet the conditions described below under "Successor owner". In order to convert your Guaranteed minimum income benefit to a Joint life Guaranteed withdrawal benefit for life, you must affirmatively request that the benefit be converted. The automatic conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 85 will create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described in this section. For Joint life contracts, the percentages used in determining the Applicable percentage and the Guaranteed annual withdrawal amount will depend on the age of the younger spouse, as set forth in the following table.

--------------------------------------------------------------------------------
                                                                B
                                  A                    APPLICABLE PERCENT-
                         APPLICABLE PERCENT-            AGE OF GUARANTEED
                            AGE OF ACCOUNT               MINIMUM INCOME
    SPOUSE'S AGE                VALUE                     BENEFIT BASE
--------------------------------------------------------------------------------
       85+                       4.5%                          3.0%

      80-84                      4.0%                          2.5%

      75-79                      3.5%                          2.0%

      70-74                      3.0%                          1.5%

      65-69                      2.5%                          1.0%
--------------------------------------------------------------------------------

                                               Contract features and benefits 45

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For example, if on the Conversion effective date your account value is
$100,000, the Guaranteed minimum income benefit base is $220,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $3,300. This is because $100,000 (the account value) multiplied by 3.0% (the percentage in Column A for the younger spouse's age band) equals only $3,000, while $220,000 (the Guaranteed minimum income benefit base) multiplied by 1.5% (the percentage in Column B for the younger spouse's age band) equals $3,300. Under this example, your initial GWBL benefit base would be $220,000, and your Applicable percentage would be 1.5%.

The initial GWBL benefit base can be increased by an Annual Ratchet on each subsequent contract date anniversary to equal the account value on that date if it is greater than the GWBL benefit base on that date. If the GWBL benefit base increases as the result of an Annual Ratchet, we reserve the right to increase the charge at the time of the Annual Ratchet. See "Guaranteed withdrawal benefit for life charge" in "Charges and expenses" later in this Prospectus.

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase to the percentage listed in Column
A. In addition, if the younger spouse has entered a new age band at the time of a ratchet, the Applicable percentage will increase to the percentage listed in Column A for that age band. Similarly, if the initial GWBL benefit base and Applicable percentage are calculated using your account value on the Conversion effective date (Column A above), and the GWBL benefit base is increased by an Annual Ratchet in a year that the younger spouse has entered a new age band, the Applicable percentage will increase to the percentage listed in Column A for that age band.

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 3.5%, and your Guaranteed annual withdrawal amount would increase to $5,600.

You may elect Joint life at any time before you begin taking withdrawals. If the Guaranteed minimum income benefit has already converted to the Guaranteed withdrawal benefit for life on a Single life basis, the calculation of the initial Applicable percentage and Guaranteed annual withdrawal amount will be based on the younger spouse's age on the Conversion effective date, not at the time you elect Joint life, even if the younger spouse is in a different age band at that time.

If you take a withdrawal during the 30 days following the Conversion effective date, you can still elect Joint life. We will recalculate your Guaranteed annual withdrawal amount based on the younger spouse's age. If the withdrawal does not exceed the recalculated Guaranteed annual withdrawal amount, we will set up the Guaranteed withdrawal benefit for life on a Joint life basis. If the withdrawal exceeds the recalculated Guaranteed annual withdrawal amount, we will offer you the option of either: (i) setting up the benefit on a Joint life basis and treating your withdrawal as an Excess withdrawal, or (ii) setting up the benefit on a Single life basis.

Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and the successor owner.


SUCCESSOR OWNER

For Joint life IRA or NQ contracts, a successor owner may only be named before the first withdrawal is taken after the 30th day following the Conversion effective date, if your spouse is at least 65 on the Conversion effective date. (Withdrawals taken during the 30 days following the Conversion effective date will not bar you from selecting a Joint life contract, but may affect your ability to elect Joint life if the withdrawals are too large. See "Effect of withdrawals during the 30 days following the Conversion effective date" later in this section.) If your spouse is younger than 65 on the Conversion effective date, you will not be able to elect a Joint life contract. The successor owner must be the owner's spouse. For NQ contracts, you have the option to designate the successor owner as a joint owner. See "Additional owner and annuitant requirements" earlier in this section for more information regarding the requirements for naming a successor owner.

If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date, If the successor owner is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the owner's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named before the first withdrawal is taken after the 30th day following the Conversion effective date. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal is taken after the 30th day following the Conversion effective date. If the joint annuitant is dropped before the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will be based on the annuitant's life on a Single life basis. After the first withdrawal is taken after the 30th day following the Conversion effective date, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after the first withdrawal is taken after the 30th day following the Conversion effective date, the Applicable percentage will continue to be based on the Joint life calculation described earlier in this section.

Joint life QP and TSA contracts are not permitted in connection with this benefit. Loans are not permitted under TSA contracts in which the Guaranteed withdrawal benefit for life is in effect. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts.

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You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.


EFFECT OF EXCESS WITHDRAWALS

For any withdrawal that causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life at age 85 if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $4,000 (4.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $2,880 (4.0% of $72,000), instead of the original $4,000. See "How withdrawals affect your GWBL" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if your contract is a traditional IRA or TSA and you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. For Joint life contracts, if your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your spouse's attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" later in this Prospectus.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the Conversion transaction date.


INVESTMENT OPTIONS


Your investment options will be limited to the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) If your account value is invested in any other investment options as of the Conversion transaction date, you will be required to reallocate your account value among these investment options at the time you request that your Guaranteed minimum income benefit be converted to the Guaranteed withdrawal benefit for life.



AUTOMATIC CONVERSION

If you take no action during the 30 days after the Conversion effective date, and permit your Guaranteed minimum income benefit to convert to the Guaranteed withdrawal benefit for life automatically, we will reallocate any portion of your account value invested in investment

                                              Contract features and benefits  47

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options other than the guaranteed interest option and the AXA Allocation
Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) to the AXA Moderate Allocation Portfolio as part of the automatic conversion, on the Conversion transaction date. You will be able to reallocate your account value among the guaranteed interest option and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts) at any time after the Conversion transaction date, just as you would if you had affirmatively elected to convert. (See the front cover of this Prospectus for a full list of which Portfolios are available under your contract.) Also, if you permit the automatic conversion to occur, the conversion will initially create a Single life contract with the Guaranteed withdrawal benefit for life, even if you and your spouse are joint owners of your NQ contract, and you both meet the age requirements set forth earlier in this section. You will be able to change your contract to a Joint life contract at a later date, before the first withdrawal is taken after the Conversion transaction date, if you meet the requirements described under "Joint life" earlier in this section. In all other respects, the Guaranteed withdrawal benefit for life will function in exactly the same way after an automatic conversion as if you affirmatively elect to convert.


If the AXA Moderate Allocation Portfolio is not being offered as part of your contract as of the Conversion transaction date, we will automatically reallocate your account value to another designated variable investment option with a similar investment objective, which we will disclose to you before conversion. If no such variable investment option is being offered under your contract at the time of conversion, we will reallocate your account value to the guaranteed interest option.


DOLLAR COST AVERAGING

Any dollar cost averaging program in place on the date of conversion will be terminated. Any money remaining in the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) on that date will be invested in the AXA Moderate Allocation Portfolio. If the AXA Moderate Allocation Portfolio is not being offered as part of your contract at the time of conversion, we will automatically reallocate such monies as described immediately above.

You may elect a new Investment simplifier dollar cost averaging program after conversion, but the special dollar cost averaging program (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the special money market dollar cost averaging program (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and general dollar cost averaging program will not be available after conversion. See "Dollar cost averaging" in "Allocating your contributions" earlier in this section.


REBALANCING YOUR ACCOUNT VALUE

Any rebalancing program in place on the date of conversion will be terminated. You may elect a new rebalancing program after conversion. See "Rebalancing your account value" in "Transferring money among investment options" later in this Prospectus.


EARNINGS ENHANCEMENT BENEFIT

If you elected the Earnings enhancement benefit, it will continue in force after conversion, although it may be adversely affected by withdrawals under the Guaranteed withdrawal benefit for life.


LOANS UNDER ROLLOVER TSA CONTRACTS

If there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If the Guaranteed minimum income benefit does not convert to the Guaranteed withdrawal benefit for life because there is an outstanding loan, the Guaranteed minimum income benefit will terminate as of the Conversion effective date. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.


GUARANTEED MINIMUM DEATH BENEFIT

The Guaranteed minimum death benefit that is in effect before the conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life will continue to be in effect after the conversion, but there will be no further Annual Ratchets or Roll-Ups of the death benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and "Spousal continuation" in "Payment of death benefit" later in this Prospectus.

If you convert your Guaranteed minimum income benefit to a Guaranteed withdrawal benefit for life on a Joint life basis, the Guaranteed minimum death benefit that would otherwise have been payable at the death of the owner (or the older joint owner or the annuitant or older joint annuitant if the contract is owned by a non-natural owner) will be payable at the death of the second to die of the owner and successor owner (or both joint annuitants if the contract is owned by a non-natural owner). Under certain circumstances, Roll-Ups and Annual Ratchets may resume after the death of the older spouse, depending on the age of the younger spouse. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.

ANNUITY MATURITY DATE. If your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." The minimum death benefit will be reduced pro rata by each payment. See "Annuity maturity date" in "Accessing your money" later in this Prospectus.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

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However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and any enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.


OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in this Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL" later in this Prospectus.

o Withdrawals are not considered annuity payments for tax purposes. See "Tax information" later in this Prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of the contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

o If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL" later in this Prospectus, even if pursuant to a divorce decree.

o The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.


DROPPING THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AFTER CONVERSION

You may drop the Guaranteed withdrawal benefit for life from your contract after conversion from the Guaranteed minimum income benefit at age 85, subject to the following restrictions:

o You may not drop the Guaranteed withdrawal benefit for life if there are any withdrawal charges in effect under your Accumulator(R) Series contract, including withdrawal charges applicable to subsequent contributions. If there are no withdrawal charges in effect under your Accumulator(R) Series contract on the Conversion effective date, you may drop the Guaranteed withdrawal benefit for life at any time.

o The Guaranteed withdrawal benefit for life will be dropped from your contract on the date we receive your election form at our pro-

                                              Contract features and benefits  49

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    cessing office in good order. If you drop the Guaranteed withdrawal benefit for life on a date other than a contract date anniversary, we will deduct a pro rata portion of the Guaranteed withdrawal benefit for life charge for that year, on that date.

o If you drop the Guaranteed withdrawal benefit for life, the investment limitations associated with that benefit will be lifted. You will be able to invest in any of the investment options offered under your contract.

o If you drop the Guaranteed withdrawal benefit for life, you will be able to take loans from Rollover TSA contracts (employer or plan approval required). See "Loans under Rollover TSA contracts" in "Accessing your money" later in this Prospectus.

o Generally, only contracts with the Guaranteed withdrawal benefit for life can have successor owners. However, if your contract has the Guaranteed withdrawal benefit for life with the Joint life option, the successor owner under that contract will continue to be deemed a successor owner, even if you drop the Guaranteed withdrawal benefit for life. The successor owner will continue to have precedence over any designated beneficiary in the event of the owner's death.


PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").


100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.


Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the AXA Allocation Portfolios (and the EQ/Franklin Templeton Allocation Portfolio under certain contracts). See "What are your investment options under the contract?" earlier in this section and the front cover of this Prospectus for more information as to which Portfolios are available under your contract.


125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus(SM) contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.


There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the pur-

50  Contract features and benefits

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chase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


(For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts only)


The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.


o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for owners over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

o   You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o The Guaranteed minimum income benefit, the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

                                              Contract features and benefits  51

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o   If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VI to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option and (iii) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), or (iii) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

For Accumulator(R) Plus(SM) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

o   you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.

52  Contract features and benefits

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2. Determining your contract's value

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YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts only); and (iv) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select(SM) contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i) increased to reflect additional contributions (plus the credit for Accumulator(R) Plus(SM) contracts);

(ii) decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite(SM) contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VI later in this Prospectus for any state variations with regard to terminating your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.

PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.

                                           Determining your contract's value  53

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3. Transferring your money among investment options

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TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

o A transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VI later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. If you are eligible, a new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number;

(2) the dollar amounts or percentages of your current account value to be transferred; and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these

54  Transferring your money among investment options

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procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a) the percentage you want invested in each investment option (whole percentages only), and

   (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

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You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners, special money market dollar cost averaging. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, that will terminate any rebalancing program you have in place at the time. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. You may elect a new rebalancing program after your current rebalancing program is terminated by this event.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.

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4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.

--------------------------------------------------------------------------------
                            METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                    AUTOMATIC                           PRE-AGE     LIFETIME
                     PAYMENT                             59-1/2     REQUIRED
                      PLANS                             SUBSTAN    MINIMUM
                      (GWBL                  SYSTEM-    -TIALLY   DISTRIBU-
 CONTRACT+            ONLY)       PARTIAL     ATIC       EQUAL       TION
--------------------------------------------------------------------------------
NQ                     Yes         Yes         Yes        No         No
--------------------------------------------------------------------------------
Rollover IRA           Yes         Yes         Yes        Yes        Yes
--------------------------------------------------------------------------------
Flexible
 Premium IRA           Yes         Yes         Yes        Yes        Yes
--------------------------------------------------------------------------------
Roth Conversion
 IRA                   Yes         Yes         Yes        Yes        No
--------------------------------------------------------------------------------
Flexible Premium
 Roth IRA              Yes         Yes         Yes        Yes        No
--------------------------------------------------------------------------------
Inherited IRA          No          Yes         No         No          *
--------------------------------------------------------------------------------
QP**                   Yes         Yes         No         No         Yes
--------------------------------------------------------------------------------
Rollover TSA***        Yes         Yes         Yes        No         Yes
--------------------------------------------------------------------------------

+ Please note that not all contract types are available under the Accumulator(R) Series of contracts.

* The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

** All payments are made to the trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


*** Employer or plan approval required for all transactions. Your ability to take with drawals or loans from, or surrender your TSA contract may be limited. See Appendix VIII -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.



AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time after your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life. You must wait at least 28 days from the Conversion effective date before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with an Annual Ratchet.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with an Annual Ratchet. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in this Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select(SM), partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under

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Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value on the date of the withdrawal: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of your percentages of your account value as of the beginning of the contract year, as described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time. Systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.

For all contracts except Accumulator(R) Select(SM), systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount.

If you are taking systematic withdrawals at the time the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the conversion will not terminate your systematic withdrawals. Continuing your systematic withdrawals after conversion may result in an Excess withdrawal. You should consider terminating your systematic withdrawals and electing an automatic payment plan in connection with the conversion to the Guaranteed withdrawal benefit for life.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select(SM), substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal

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withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount"
in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life at age 85.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS

(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" and Appendix VIII later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This service does not generate automatic required minimum distribution payments during the first contract year. Therefore, if you are making a rollover or transfer contribution to the contract after age 70-1/2, you must take any required minimum distributions before the rollover or transfer. If you do not, any withdrawals that you take during the first contract year to satisfy your required minimum distributions may be subject to withdrawal charges, if they exceed the free withdrawal amount. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans, TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix VIII later in this Prospectus.


This service is not available under defined benefit QP contracts.


You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix VIII later in this Prospectus for your specific type of retirement arrangement.


--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

If you are enrolled in our automatic RMD service and are taking systematic withdrawals at the time the Guaranteed minimum income benefit is converted to the Guaranteed withdrawal benefit for life at age 85, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If your systematic withdrawal payment is a fixed dollar amount, rather than a percentage of your account value, the December 1st RMD payment will factor into any December systematic withdrawal payment. The December 1st RMD payment will not be treated as an Excess withdrawal, but any subsequent systematic withdrawals in the same contract year may be treated as Excess withdrawals. If by December 1st your systematic withdrawals have equaled or exceeded your RMD amount, any withdrawal that exceeds the Guaranteed annual withdrawal amount will be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your

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cumulative withdrawals in the contract year to exceed 4% of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your account value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.



HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 4% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 4% or less of the 4% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year, for contracts in which the benefit is elected at issue. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 4% of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 4% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, any subsequent withdrawals from your contract will reduce your Guaranteed minimum death benefit base on a pro rata basis.


HOW WITHDRAWALS AFFECT YOUR GWBL

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

For purposes of calculating your GWBL benefit base, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your

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contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if the GWBL option or a PGB is in effect.

If you elect the Guaranteed minimum income benefit and there is a loan outstanding under a Rollover TSA contract on the Conversion effective date or the Conversion transaction date, the Guaranteed minimum income benefit cannot convert to the Guaranteed withdrawal benefit for life. If you want to convert your Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life, you must pay off the loan before the Conversion effective date. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

o   It exceeds limits of federal income tax rules;

o   Interest and principal are not paid when due; or

o   In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of the loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1) the date annuity payments begin,

(2) the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).


A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VI later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see "Tax information" later in this Prospectus for general rules applicable to loans, as well as Appendix VIII for a discussion of TSA contracts.


Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus(SM) contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit

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for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 4% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS


Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to annuity payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental payout annuity contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of payout annuity options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VI later in this Prospectus for variations that may apply in your state.


You can choose from among the payout annuity options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If the Guaranteed withdrawal benefit for life is in effect and you choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the payout annuity option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.



--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options (described in a     Life annuity with period certain
   separate prospectus)
--------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for owners and annu-    Period certain annuity
   itants age 83 or less at contract
   issue) (described in a separate
   prospectus)
--------------------------------------------------------------------------------


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o   Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

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For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite(SM) or Accumulator(R) Select(SM) contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus(SM) contract date. Please see Appendix VI later in this Prospectus for information on state variations. Except with respect to the Income Manager(R) payout annuity options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus(SM) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VI later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender if an Income Manager(R) payout option is chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If the Guaranteed withdrawal benefit for life is in effect under your contract and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced pro rata by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VI later in this Prospectus for variations that may apply in your state.

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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o   A mortality and expense risks charge

o   An administrative charge

o   A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select(SM) contracts).

o On each contract date anniversary -- a charge for each optional benefit in effect under your contract: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

o On any contract date anniversary on which you are participating in a PGB -- a charge for a PGB.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.80%
     Accumulator(R) Plus(SM): 0.95%
     Accumulator(R) Elite(SM): 1.10%
     Accumulator(R) Select(SM): 1.10%

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.30%
     Accumulator(R) Plus(SM): 0.35%
     Accumulator(R) Elite(SM): 0.30%
     Accumulator(R) Select(SM): 0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.20%
     Accumulator(R) Plus(SM): 0.25%
     Accumulator(R) Elite(SM): 0.25%
     Accumulator(R) Select(SM): 0.35%

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ACCOUNT VALUE CHARGES

ANNUAL ADMINISTRATIVE CHARGE. We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.


We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts only)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn even if the account value is less than total net contributions. For Accumulator(R) Plus(SM) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                    WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                  CONTRACT YEAR
--------------------------------------------------------------------------------
                   1     2     3     4     5      6     7    8       9    10+
--------------------------------------------------------------------------------
  Accumulator(R)   7%    7%    6%    6%    5%     3%    1%   0%(a)   --   --
--------------------------------------------------------------------------------
  Accumulator(R)
      Plus(SM)     8%    8%    7%    7%    6%     5%    4%   3%      2%   0%(b)
--------------------------------------------------------------------------------
  Accumulator(R)
     Elite(SM)     8%    7%    6%    5%    0%(c)  --    --   --      --   --
--------------------------------------------------------------------------------
(a) Charge does not apply in the 8th and subsequent contract years following contribution.

(b) Charge does not apply in the 10th and subsequent contract years following contribution.

(c) Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VI later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

We may offer a version of the contract that does not include a withdrawal charge.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

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For Accumulator(R) and Accumulator(R) Elite(SM) NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit with or without the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 4% of the beginning of contract year 4% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. In the first contract year, the relevant benefit base is determined using all contributions received in the first 90 days of the contract year, for contracts in which the benefit is elected at issue. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If the Guaranteed withdrawal benefit for life is in effect, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      - its main function is to provide skilled, intermediate, or custo dial nursing care;

      -  it provides continuous room and board to three or more persons;

      -  it is supervised by a registered nurse or licensed practical nurse;

      -  it keeps daily medical records of each patient;

      -  it controls and records all medications dispensed; and

      -  its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. We deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 1.00% of the greater of the 4% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). If the contract is surrendered or annuitized, or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

DEATH BENEFIT UNDER CONVERTED GWBL. If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we will continue to deduct the charge for the Guaranteed

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minimum death benefit that is in effect prior to the conversion, including any increased fees resulting from a reset.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

STANDARD DEATH BENEFIT. There is no additional charge for this death benefit.


PRINCIPAL GUARANTEE BENEFITS CHARGE


If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the AXA Allocation Portfolios, the EQ/Franklin Templeton Allocation Portfolio (under certain contracts) and the guaranteed interest option (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state and the front cover of this Prospectus for more information as to which Portfolios are available under your contract) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED MINIMUM INCOME BENEFIT CHARGE


If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, drop the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 1.00% of the benefit base. This charge may be lower for certain contract owners. Please see Appendix VII later in this Prospectus for more information.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.30%. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VI later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized, or a death benefit is paid or the Guaranteed minimum income benefit is dropped on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits unless the no lapse guarantee is in effect, as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If your Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, we deduct a charge for the Guaranteed withdrawal benefit for life that is equal to a percentage of your GWBL benefit base. This initial percentage is equal to the percentage of your Guaranteed minimum income benefit base that we were deducting as the Guaranteed minimum income benefit charge on the Conversion effective date. The dollar amount of the charge, however, may be different, depending upon whether your initial GWBL benefit base is calculated using your account value or Guaranteed minimum income benefit base. See "Guaranteed withdrawal benefit for life ("GWBL")" earlier in this Prospectus. We deduct this charge annually from your account value on each contract date anniversary. This charge is the same for the Single life and Joint life options. This charge may increase as the result of an Annual Ratchet, up to a percentage equal to the maximum charge for the Guaranteed minimum income benefit

68  Charges and expenses

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(i.e., 1.30%). We will permit you to opt out of the ratchet if the charge increases. See "Guaranteed minimum income benefit charge" earlier in this section.


NET LOAN INTEREST CHARGE

We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. In no event will the net loan interest charge exceed 2.00%. See "Loans under Rollover TSA contracts" earlier in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o   Management fees.

o   12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o   Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus(SM) bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.

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6. Payment of death benefit

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YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus(SM) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL is not in effect, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must

70  Payment of death benefit

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be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, the provisions described in this paragraph will apply at the death of the younger owner, even though the Guaranteed withdrawal benefit for life is calculated using the age of the surviving older owner.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o The applicable Guaranteed minimum death benefit, including the Guaranteed minimum death benefit under contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life option, may continue as follows:

     -- If you elected either the Annual Ratchet to age 85 enhanced death benefit (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

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     -- If you elected either the Annual Ratchet to age 85 enhanced death benefit (either without the Guaranteed minimum income benefit or combined with the Guaranteed minimum income benefit) or the Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (combined with the Guaranteed minimum income benefit) and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

     -- If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable. This does not apply to contracts in which the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life.

o The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

o If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If you convert the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

o If the older owner of a Joint life contract under which the Guaranteed minimum income benefit converted to the Guaranteed withdrawal benefit for life at age 85 dies, and the younger spouse is age 75 or younger at the time of the older spouse's death, the elected enhanced death benefit will continue to roll up and ratchet in accordance with its terms until the contract date anniversary following the surviving spouse's age 85. If the surviving spouse is age 75 or older at the time of the older spouse's death, the benefit will continue in force, but there will be no increase. Regardless of the age of the younger spouse, there will be no Roll-up benefit base reset.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

o If the Guaranteed minimum income benefit has converted to the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

o The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VI later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death

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and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit feature, adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o   The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o   Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o   The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB or the Guaranteed withdrawal benefit for life is in effect under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.


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o   Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

o As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

o No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o   The annuity account value will not be reset to the death benefit amount.


o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.


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7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix VIII later in this Prospectus for a discussion of TSA contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.

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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments, Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS UNDER THE GUARANTEED
WITHDRAWAL BENEFIT FOR LIFE

We treat any withdrawals under the contract as non-annuity payments for income tax purposes as discussed above. (This includes Guaranteed annual withdrawal amounts received after age 85 but before the Maturity Date. Payments made after the Maturity Date are discussed under "Annuity payments" above.)


EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).



1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.


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The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o   Traditional IRAs, typically funded on a pre-tax basis; and

o   Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus(SM).


This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the

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special tax rules that apply to traditional IRAs. The next section covers Roth
IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.


You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o   "regular" contributions out of earned income or compensation; or

o   tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth
IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.


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NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.


WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o   qualified plans;

o   governmental employer 457(b) plans;

o   403(b) plans; and

o   other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.


Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o   Do it yourself:
    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o   Direct rollover:
    You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:


o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or


o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o   hardship withdrawals; or

o   corrective distributions that fit specified technical tax rules; or

o   loans that are treated as distributions; or

o   death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your tra-

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ditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12 month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o   regular contributions to a traditional IRA made after you reach age 70-1/2;
    or


o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for more details.



RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


A distribution from a traditional IRA is not taxable if:


o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS.
Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of

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additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

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If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:


o   made on or after your death; or

o   made because you are disabled (special federal income tax definition); or


o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.


Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the

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traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o   regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.


With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.


WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o   another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12 month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth

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IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS


In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.


RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12 month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution, you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

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o   rollovers from a Roth IRA to another Roth IRA;

o   direct transfers from a Roth IRA to another Roth IRA;

o   qualified distributions from a Roth IRA; and

o   return of excess contributions or amounts recharacterized to a traditional
    IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

o   you are age 59-1/2 or older; or

o   you die; or

o   you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1) Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

   (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

   (b) Nontaxable portion.

(3) Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3) All conversion contributions made during the year are added together.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX


Same as traditional IRA.



FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms

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for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.


As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.



SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.



MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.

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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus(SM) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is

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not registered as an investment company under the Investment Company Act of
1940. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VI later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

If the Guaranteed minimum income benefit converts to the Guaranteed withdrawal benefit for life at age 85, AIP will be automatically terminated. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

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o   If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS, CREDITS AND TRANSFERS

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after receipt of the transfer request.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o   the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

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The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


If the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit") is in effect, generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.



See Appendix VI later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced


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after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your Guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.



DISTRIBUTION OF THE CONTRACTS

The Accumulator(R) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Accumulator(R) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling

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broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.

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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                                     2009                    2008                   2007                2006
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   10.99               $    8.75              $  14.58            $  13.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               58,442                  49,051                25,941               4,973
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   11.39               $   10.51              $  11.97            $  11.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               27,962                  16,158                 4,306                 590
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   11.34               $   10.04              $  12.62            $  12.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               27,256                  17,697                 6,473               1,414
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   11.42               $    9.89              $  13.27            $  12.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              127,613                  84,689                37,645               8,363
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   11.92               $    9.90              $  14.71            $  14.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              175,685                 141,905                75,948              17,150
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   12.14               $    9.68              $  19.90            $  18.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,762                   7,019                 4,042                 800
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   12.04               $    8.99              $  16.46            $  14.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,475                   2,070                 1,013                 213
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $    8.12               $    6.42              $   9.76            $  10.82
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,612                   2,521                 1,033                 123
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   11.59               $    9.02              $  14.40            $  14.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,088                   3,987                 1,992                 385
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   14.19               $   11.04              $  19.62            $  18.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,627                   3,778                 2,421                 590
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $    2.09               $    1.90              $   2.84            $   2.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               12,019                   8,373                 3,300                 989
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $    9.59               $    7.28              $  12.38            $  11.90
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,953                   3,633                 2,506                 604
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $   10.52               $    8.11              $  13.61            $  13.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,080                   2,728                 2,267                 276
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $    9.79               $    7.73              $  13.94            $  13.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                6,300                   3,919                 2,328                 869
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-1

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                                      2009                  2008                    2007               2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.05               $  9.91                $  11.03            $ 10.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                9,215                 3,840                   3,598              1,106
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   8.73               $  6.67                $  11.11            $ 10.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                8,363                 7,157                   3,823                406
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.87               $  8.75                $  14.14            $ 13.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                8,430                 4,505                   2,496                553
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.38               $  9.02                $  15.30            $ 13.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               11,370                10,424                   5,402              1,416
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  13.14               $  9.49                $  13.28            $ 12.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,913                   807                     550                 81
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   9.11               $  7.07                $  10.51            $ 10.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                9,627                 8,899                   7,144                828
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   7.52               $  5.93                $   9.52                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               53,600                48,476                  21,512                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.42               $  9.92                $  11.67            $ 11.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,024                 1,668                   1,148                231
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  44.36               $ 31.77                $  46.43            $ 43.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,346                 1,862                     981                156
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.36               $ 11.29                $  10.74            $  9.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,026                 4,266                   1,405                316
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  21.67               $ 14.63                $  34.76            $ 24.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                6,856                 5,722                   2,799                625
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.68               $ 11.07                $  10.83            $ 10.27
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,131                 2,411                     353                 63
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  14.08               $ 10.54                $  19.36            $ 17.03
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,399                 3,339                   1,892                625
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   5.80               $  4.28                $   7.26            $  6.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,396                 5,559                   3,231                363
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.05               $  8.46                $  14.23            $ 14.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1,315                   893                     648                104
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.82               $  8.67                $  14.03            $ 13.69
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  588                   365                     162                 37
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  12.04               $  9.04                $  14.83            $ 13.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1,863                 1,333                     747                 58
------------------------------------------------------------------------------------------------------------------------------------


A-2 Appendix I: Condensed financial information

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                                    2009                     2008                  2007                2006
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.24                 $  4.45                $ 10.42             $ 11.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,573                   1,673                  1,065                 314
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.18                 $  7.87                $ 12.58             $ 12.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,771                   1,289                    975                 291
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.91                 $  8.81                $ 12.92             $ 11.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,462                   1,142                    524                  92
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.76                 $  8.00                $ 15.98             $ 14.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,325                   3,947                  2,442                 587
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 12.15                 $  9.06                $ 15.19             $ 15.64
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,184                   1,612                  1,507                 506
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.53                 $ 10.67                $ 10.58             $ 10.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,093                   6,707                  1,895                 702
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  8.11                 $  6.57                $ 10.75             $ 10.71
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,808                   5,798                  5,018                 666
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.26                 $  6.77                $ 11.58             $ 11.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,449                   2,631                  1,541                 158
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.54                 $  8.95                $  9.45             $  8.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             18,851                   9,821                  3,197                 841
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.64                 $  9.35                $ 14.39             $ 14.85
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,873                   2,215                  1,354                 370
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.42                 $  3.85                $  6.75             $  6.37
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,194                   2,900                  1,437                 154
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  8.13                 $  6.33                $ 10.84             $ 10.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,026                   4,870                  4,461                 526
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  1.90                 $  1.46                $  2.46             $  2.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,312                   2,891                  2,349                 473
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.06                 $  7.15                $ 11.48             $ 11.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,994                   2,784                  2,074                 664
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.00                 $  8.38                $ 16.12             $ 13.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,560                   3,390                  1,545                 298
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.16                 $  7.50                $ 14.25             $ 12.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,900                     529                    238                  94
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 12.20                 $ 11.41                $ 11.28             $ 10.76
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,726                   2,680                  1,109                 333
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-3

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------------------------------------------------------------------------
                                                  2009                      2008                   2007                2006
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.65                 $ 10.65                $ 20.44             $ 18.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,873                   2,606                  1,524                 386
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.94                 $  8.36                $ 14.02             $ 13.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                759                     507                    349                  62
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.21                 $  6.83                $ 12.67             $ 11.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,451                   1,190                    674                 176
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.92                 $  9.83                $ 15.92             $ 15.57
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,180                   2,483                  1,212                 264
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.57                 $  8.27                $ 14.84             $ 13.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,900                   1,229                    725                 212
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.34                 $  9.36                $ 14.81             $ 15.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,341                   1,300                    778                 224
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.34                 $  9.56                $ 12.66             $ 12.44
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,205                   2,102                  1,768                 448
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $  3.95                 $  2.98                $  5.21             $  5.09
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,492                   4,840                  3,439                 574
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.17                 $  8.15                $ 13.29             $ 14.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              1,415                     910                    704                 327
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.84                 $  7.57                $ 14.50             $ 12.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,012                   1,902                    986                 112
------------------------------------------------------------------------------------------------------------------------------------


A-4 Appendix I: Condensed financial information

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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.26         $    8.19         $  13.68          $  13.09           $ 11.28
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             47,988            44,143           31,080             6,793               342
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.71         $    9.90         $  11.30          $  10.85           $ 10.36
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             25,907            18,171            4,087             1,202               501
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.48         $    9.30         $  11.73          $  11.29           $ 10.55
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             20,920            16,064            7,023             2,537               671
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   42.75         $   37.11         $  49.91          $  47.71           $ 43.93
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             23,023            18,036            9,394             3,387               762
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.61         $    8.84         $  13.16          $  12.57           $ 11.15
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            147,651           130,940           85,777            22,340             2,035
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   12.01         $    9.60         $  19.79          $  17.99           $ 14.79
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              6,599             6,749            5,611             1,983             1,000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   14.90         $   11.15         $  20.47          $  17.82           $ 16.60
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,587             2,766            2,301             1,922             1,979
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    8.05         $    6.38         $   9.73          $  10.82                --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,073             1,829              936               153                --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   18.92         $   14.75         $  23.62          $  23.71           $ 19.92
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              4,776             3,421            2,381             1,301             1,147
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   17.53         $   13.67         $  24.36          $  22.46           $ 18.15
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              5,490             5,347            4,881             3,580             3,145
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    4.98         $    4.54         $   6.81          $   6.67           $  5.84
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              5,308             3,897            2,391             1,207               536
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.29         $    7.83         $  13.35          $  12.86           $ 12.16
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,912             3,107            3,136             2,540             2,470
------------------------------------------------------------------------------------------------------------------------------------


 -----------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001               2000
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.60                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              120                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.27                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              286                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.38                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              279                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 42.57           $ 39.77           $ 33.91           $ 39.47                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              659               461               279               110                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.03           $ 11.20           $  8.42           $  9.51            $ 12.60
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,008             1,052               135                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 15.12           $ 13.48           $  9.71           $ 14.14            $ 16.56
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,313             2,809             3,037             2,971              1,248
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 19.65           $ 18.05           $ 13.98           $ 17.04            $ 16.40
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,430             1,339             1,334             1,071                299
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 16.63           $ 13.89           $ 11.02           $ 13.42            $ 17.37
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,356             3,673             4,227             4,268              2,110
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  5.59                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              306                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
 -----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.75                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,815                --                --                --                 --
 -----------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-5

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   9.90          $   7.65          $  12.88          $  12.87           $  11.67
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             5,543             6,117             7,563             4,914              5,540
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 178.67          $ 141.42          $ 255.59          $ 250.91           $ 230.23
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               502               423               392               361                370
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  12.94          $  12.80          $  14.28          $  14.07           $  13.73
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             8,565             6,813             8,678             7,950              8,015
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.65          $   6.63          $  11.07          $  10.84                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             6,031             5,304             3,797               665                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  23.07          $  18.62          $  30.17          $  29.20           $  15.77
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             4,766             4,288             4,204             3,534              3,726
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.50          $  10.73          $  18.25          $  16.26           $  15.11
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             9,136             9,050             5,863             2,666              1,390
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   9.47          $   6.86          $   9.62          $   8.78           $   8.42
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             3,886             1,482             1,089               319                349
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   9.03          $   7.03          $  10.47          $  10.42                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             8,263             8,326             6,851             1,076                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   7.47          $   5.90          $   9.50                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            29,210            27,745            13,483                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.49          $  10.01          $  11.80          $  11.59           $  10.49
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,717             1,577             1,416               425                 11
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  27.10          $  19.46          $  28.50          $  26.49           $  22.64
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             3,958             3,270             2,211               519                111
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.24          $  11.19          $  10.68          $   9.92           $   9.74
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             5,491             5,387             1,997               457                  9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  16.04          $  10.86          $  25.86          $  18.50           $  13.71
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             9,622             8,369             5,992             2,602              1,632
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.18          $  10.23          $   7.91          $  10.66           $  11.05
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             6,418             6,957             7,543             2,052                628
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 224.21          $ 199.56          $ 135.53          $ 206.51           $ 235.03
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               430               484               521               499                204
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.65          $  13.32          $  13.09          $  12.13           $  11.41
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             8,979            10,672            12,695             8,943              1,427
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  25.07          $  23.10          $  18.36          $  24.03           $  27.79
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             4,345             4,750             5,020             4,534              1,524
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.86          $  12.74          $   9.87          $  11.33                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,251             1,338               701                89                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.23          $   7,80          $   5.74          $   7.67           $   9.39
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               400               500               378               182                 47
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  22.05                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                63                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                         --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.48          $   8.61          $   5.61          $   6.06           $   6.49
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,515             1,462             1,464             1,482                881
------------------------------------------------------------------------------------------------------------------------------------


A-6 Appendix I: Condensed financial information

     To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 18.94           $ 19.69           $ 19.30           $ 18.35            $ 18.07
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,248             2,058               813               747                873
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.73           $  8.81           $ 16.22           $ 14.30            $ 12.18
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            6,484             4,686             3,598             2,904              2,599
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.91           $  9.55           $ 16.25           $ 14.20            $ 11.48
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,313             2,704             1,865               310                  5
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.83           $  9.09           $ 15.32           $ 15.76            $ 13.30
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,758             2,921             3,721             4,048              4,589
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.17           $  6.56           $ 10.64           $ 10.41            $  9.36
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,683             2,845             3,557             4,130              4,965
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.60           $ 10.24           $ 16.84           $ 14.80            $ 13.94
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,016             2,719             2,698             2,090              2,422
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  5.18           $  4.42           $ 10.36           $ 11.19            $ 10.64
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,425             1,742             1,312               738                113
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.03           $  7.77           $ 12.44           $ 12.21            $ 10.58
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,759             1,303             1,062               501                 58
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.71           $  8.66           $ 12.75           $ 11.70            $ 10.55
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,041             1,080               497               138                 45
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.04           $  6.74           $ 13.50           $ 12.70            $ 11.56
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            7,799             7,091             6,060             4,317              4,297
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.27           $  9.92           $ 16.67           $ 17.21            $ 15.54
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            8,258             3,049             3,624             3,215              3,279
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 28.48           $ 28.93           $ 28.78           $ 27.92            $ 27.14
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,955             5,634             3,506             2,933              1,954
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.04           $  6.53           $ 10.71           $ 10.70                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,613             3,890             3,519               623                 --
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 18.13           $ 18.07           $ 17.97           $ 16.81            $ 15.83
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,061             1,357             1,226                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.56           $  9.44           $  7.23           $  8.65            $ 11.10
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,863             2,832             2,786             2,530              1,050
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.99           $ 11.90           $  9.53           $ 11.97            $ 13.04
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            5,234             6,009             6,939             6,123              1,419
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.87           $  8.08           $  6.73           $  8.66            $ 10.47
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            5,788             6,613             7,231             7,160              2,262
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.99           $ 11.72           $  9.20           $ 14.23            $ 21.92
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,867             3,344             3,796             4,345              2,112
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.04           $  9.67           $  6.84           $  8.52            $  9.99
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            4,997             5,343             5,392             4,418                609
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 14.18           $ 12.22           $  9.32           $ 11.09            $ 10.84
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,574             3,783             4,067             3,015                198
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 26.87           $ 27.08           $ 27.35           $ 27.44            $ 26.91
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,306             3,186             4,967             4,110                826
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-7

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.18           $  6.73           $   11.54         $ 11.09                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,094             2,347               1,565             227                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.81           $ 10.17           $   10.76         $  9.81            $  9.92
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                           17,971            11,794               3,625           1,202                300
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.10           $ 10.55           $   16.27         $ 16.83            $ 14.52
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            4,503             2,777               2,196           1,231                854
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.41           $  9.55           $   16.79         $ 15.90            $ 16.83
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,402             2,310               2,146              71                 15
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.06           $  6.29           $   10.80         $ 10.75                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,207             3,287               2,998             531                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  4.71           $  3.62           $    6.12         $  6.15            $  5.47
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,496             2,130               1,796             424                102
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.95           $  7.08           $   11.41         $ 11.88            $ 10.41
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,153             2,035               1,990             900                131
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.84           $  8.31           $   16.02         $ 13.29            $ 12.36
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            5,105             3,782               2,291             361                 40
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 44.47           $ 32.90           $   62.68         $ 57.17            $ 55.24
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              764               210             180,011             171                172
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.81           $ 12.02           $   11.91         $ 11.39            $ 11.14
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            7,487             3,422               2,253           1,474              1,199
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.33           $  9.64           $   18.56         $ 16.77            $ 13.59
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            4,312             3,649               2,753           1,168                480
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.80           $  7.51           $   12.62         $ 12.21            $ 10.92
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,086               981                 750             346                269
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  7.55           $  5.62           $   10.45         $  9.54            $  9.68
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,893             1,942               1,621             999                613
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 14.15            $ 12.21          $  8.50           $ 10.92            $ 10.87
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,001              1,152              974               825                270
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 16.44                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  5.10                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                6                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               --                 --               --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 51.85            $ 46.99          $ 34.70           $ 49.56            $ 67.28
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              181                211              241               249                106
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.13            $ 10.88          $ 10.65                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,470              1,625            1,594                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.96            $ 10.30          $  7.79                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              411                323              108                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.39            $  9.62          $  7.63                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              397                296              201                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.15            $  8.71          $  6.77                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              930                759              424                --                 --
------------------------------------------------------------------------------------------------------------------------------------


A-8 Appendix I: Condensed financial information

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.80           $  8.93           $ 14.50           $ 14.21            $ 12.10
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,315             3,416             2,431             1,285                919
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.24           $  6.62           $ 11.92           $ 10.82            $ 10.03
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,357             1,770             1,398               884                663
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.17           $  8.56           $ 13.58           $ 13.78            $ 12.20
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            2,667             1,982             1,394               838                550
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 25.75           $ 23.85           $ 31.67           $ 31.19            $ 28.82
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,890             1,874             2,103             1,654              1,626
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  6.66           $  5.03           $  8.83           $  8.65            $  7.97
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            4,460             3,484             2,924               627                195
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.05           $ 10.48           $ 17.14           $ 19.31            $ 16.89
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,909             1,879             2,209             2,465              2,629
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.92           $  6.36           $ 12.21           $ 10.49            $  9.93
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            5,240             4,243             3,629             2,459              2,792
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                 2004              2003              2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.47           $ 10.18           $  7.89                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              809               635               503                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.40           $  8.54           $  6.19                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              773               720               427                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.54           $ 10.18           $  7.35                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              720               545               364                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 28.41           $ 26.55           $ 22.00           $ 23.03            $ 23.23
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            1,924             2,218             1,906             1,632                432
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  7.53                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               11                --                --                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 16.39           $ 14.22           $ 10.51           $ 12.39            $ 10.69
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,013             3,182             3,460             2,447                588
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.07           $  8.77           $  5.65                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                            3,478               278               386                --                 --
------------------------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information A-9

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.29         $    9.02         $   15.09         $   14.45          $  12.46
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             91,369            88,738            64,596            32,813            12,508
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.14         $   10.32         $   11.79         $   11.33          $  10.83
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             56,858            42,602            10,068             5,935             3,738
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.08         $    9.85         $   12.43         $   11.98          $  11.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             48,383            39,676            23,580            16,150             9,271
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.23         $    9.76         $   13.13         $   12.57          $  11.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            187,530           162,336           117,390            83,885            52,197
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.66         $    9.72         $   14.48         $   13.84          $  12.29
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            319,013           307,331           240,939           152,231            69,680
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.92         $    9.54         $   19.68         $   17.91          $  14.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             11,782            12,678            12,529             7,675             3,716
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.81         $    8.85         $   16.27         $   14.18          $  13.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,707             4,155             3,846             2,926             1,783
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    8.02         $    6.36         $    9.71         $   10.81                --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,217             3,589             2,069               384                --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   11.37         $    8.88         $   14.23         $   14.30          $  12.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,718             8,195             7,001             5,785             4,888
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   13.92         $   10.87         $   19.38         $   17.89          $  14.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,672             8,942             9,184             7,223             4,026
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    4.93         $    4.49         $    6.74         $    6.61          $   5.80
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,687             6,763             5,771             4,814             3,177
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    9.41         $    7.17         $   12.24         $   11.80          $  11.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             10,253            10,512             9,279             6,225             2,419
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   10.31         $    7.97         $   13.44         $   13.44          $  12.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             14,379            15,308            17,200             6,674             4,879
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    9.72         $    7.70         $   13.93         $   13.69          $  12.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,285             7,635             7,057             7,207             5,402
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    9.85         $    9.76         $   10.89         $   10.74          $  10.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             15,630            13,286            14,134            11,680             7,995
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $    8.63         $    6.61         $   11.06         $   10.84                --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             12,570            12,038             7,823             1,788                --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                                 2004              2003
--------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                   $  11.72          $ 10.66
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,674              195
--------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                   $  10.75          $ 10.31
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,736              116
--------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                   $  11.03          $ 10.41
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,928              215
--------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                   $  11.24          $ 10.51
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            21,440              970
--------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                   $  11.72          $ 10.67
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            21,528              560
--------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------
  Unit value                                   $  13.00          $ 11.19
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,270               66
--------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                   $  12.06          $ 10.75
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               913               81
--------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------
  Unit value                                         --               --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                --               --
--------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $  11.87          $ 10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,020              210
--------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------
  Unit value                                   $  13.27          $ 11.09
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,161               30
--------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------
  Unit value                                   $   5.55               --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               208               --
--------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------
  Unit value                                   $  10.80          $ 10.41
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               273               15
--------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------
  Unit value                                   $  11.69          $ 10.72
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,900               86
--------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------
  Unit value                                   $  12.26          $ 10.92
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,957              158
--------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------
  Unit value                                   $  10.44          $ 10.20
--------------------------------------------------------------------------------
  Number of units outstanding (000's)             3,501              284
--------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------
  Unit value                                         --               --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)                --               --
--------------------------------------------------------------------------------


A-10 Appendix I: Condensed financial information

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.68          $  8.63           $  14.00          $  13.56           $  11.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            16,494           13,591             11,756             9,866              7,495
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.14          $  8.86           $  15.09          $  13.45           $  12.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            25,216           27,244             25,093            20,022             11,881
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  12.88          $  9.34           $  13.11          $  11.98           $  11.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,221            2,848              2,691             1,979              1,528
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   9.00          $  7.01           $  10.46          $  10.42                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            26,123           22,020             19,931             3,992                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   7.45          $  5.90           $   9.50                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            77,428           73,834             36,003                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.44          $  9.97           $  11.77          $  11.57           $  10.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,904            2,617              2,502             1,759                442
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  26.51          $ 19.06           $  27.94          $  26.00           $  22.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,361            4,032              3,011             1,796                802
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.19          $ 11.16           $  10.65          $   9.91           $   9.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             9,976            8,932              4,959             2,013                172
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  21.26          $ 14.40           $  34.34          $  24.59           $  18.24
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,747            9,040              8,306             6,050              3,408
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.51          $ 10.94           $  10.74          $  10.22           $  10.07
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             6,213            5,624              2,177             1,691              1,398
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.80          $ 10.36           $  19.11          $  16.87           $  14.38
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            12,800           12,557             12,092            11,624              7,243
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  12.85          $  9.52           $  16.21          $  14.18           $  11.48
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,774            4,806              3,860             1,674                373
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.84          $  8.33           $  14.06          $  14.47           $  12.22
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,250            2,028              2,094             1,769              1,018
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.61          $  8.53           $  13.85          $  13.56           $  12.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,676            1,341              1,364             1,455              1,271
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.81          $  8.90           $  14.66          $  12.89           $  12.16
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,475            2,429              2,960             1,215                705
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   5.16          $  4.40           $  10.34          $  11.17           $  10.63
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             6,971            6,687              7,005             5,957                563
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.99          $  7.74           $  12.41          $  12.19           $  10.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,379            3,958              3,773             3,163                874
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                                 2004              2003
--------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------
  Unit value                                   $ 11.67           $ 10.76
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            4,181               204
--------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------
  Unit value                                   $ 11.49           $ 10.57
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            5,249               435
--------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------
  Unit value                                   $ 11.25           $ 10.69
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,146               126
--------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------
  Unit value                                   $ 21.68                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               76                --
--------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 13.97           $ 11.48
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,047                46
--------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------
  Unit value                                   $ 10.12           $ 10.09
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              905                69
--------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------
  Unit value                                   $ 12.48           $ 11.17
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,564               178
--------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------
  Unit value                                   $ 11.96           $ 10.97
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              473                42
--------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------
  Unit value                                   $ 11.58           $ 10.57
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              643                69
--------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------
  Unit value                                   $ 11.34           $ 10.24
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              369                29
--------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-11

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                         at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.66          $  8.63           $  12.71          $ 11.68            $ 10.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,065            2,823              1,698            1,248                527
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.54          $  7.86           $  15.77          $ 14.84            $ 13.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,675           10,589             10,337            8,706              5,920
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.92          $  8.92           $  15.00          $ 15.51            $ 14.02
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            19,394            5,726              6,668            6,490              4,526
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.42          $ 10.59           $  10.55          $ 10.24            $  9.97
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            19,099           26,885              8,854            4,632              2,041
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.01          $  6.51           $  10.70          $ 10.70                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            11,439           11,898             12,811            2,470                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   9.15          $  6.71           $  11.52          $ 11.08                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,394            4,013              2,779              367                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.76          $ 10.13           $  10.73          $  9.79            $  9.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            39,919           25,636             14,527            8,303              3,300
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.42          $  9.21           $  14.21          $ 14.72            $ 12.72
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             7,505            4,820              4,773            4,061              2,210
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.12          $  9.36           $  16.46          $ 15.61            $ 16.53
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,286            3,779              3,120              907                526
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.03          $  6.28           $  10.79          $ 10.75                 --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             8,585            9,057             10,518            2,001                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   4.66          $  3.58           $   6.07          $  6.10            $  5.43
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,887            3,308              3,079            2,346                952
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.91          $  7.05           $  11.38          $ 11.86            $ 10.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,345           10,821              9,921            7,856              2,852
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  12.78          $  8.28           $  15.97          $ 13.27            $ 12.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             7,909            6,915              5,059            2,350                533
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.03          $  7.43           $  14.17          $ 12.93            $ 12.51
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,825            1,350              1,191              976                442
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.90          $ 11.17           $  11.08          $ 10.61            $ 10.39
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            19,288           11,031              6,566            5,315              4,566
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  13.36          $ 10.46           $  20.15          $ 18.23            $ 14.79
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             8,035            7,867              7,136            5,220              2,536
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.71          $  8.22           $  13.82          $ 13.38            $ 11.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,563            1,797              1,624            1,487              1,016
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                                 2004              2003
--------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------
  Unit value                                   $ 12.93           $ 11.33
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,260               291
--------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------
  Unit value                                   $ 12.80           $ 11.04
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            2,213               149
--------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------
  Unit value                                   $  9.87           $  9.96
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,005                42
--------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------
  Unit value                                   $ 12.40           $ 10.71
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,215                79
--------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------
  Unit value                                   $ 16.17                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               22                --
--------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------
  Unit value                                   $  5.07                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               71                --
--------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                        --                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               --                --
--------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 11.75           $ 10.66
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              210                15
--------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------
  Unit value                                   $ 10.38           $ 10.16
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            2,210               301
--------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 13.02           $ 11.23
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,127                65
--------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 11.41           $ 10.58
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              456                20
--------------------------------------------------------------------------------


A-12 Appendix I: Condensed financial information

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)






------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 9.01            $  6.71           $ 12.49           $ 11.42            $ 11.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           3,935              3,987             3,875             3,137              2,204
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $11.67            $  9.65           $ 15.69           $ 15.40            $ 13.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           6,264              6,951             6,335             5,165              3,109
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $11.32            $  8.12           $ 14.63           $ 13.30            $ 12.33
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           4,627              4,317             3,883             3,570              2,515
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $13.06            $  9.20           $ 14.60           $ 14.83            $ 13.15
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           4,569              4,175             4,025             3,627              2,566
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $10.21            $  9.46           $ 12.58           $ 12.40            $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           8,522              6,601             7,716             6,956              5,292
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 6.59            $  4.98           $  8.75           $  8.58            $  7.91
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           7,464              6,845             6,231             3,530              1,416
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 9.97            $  8.02           $ 13.12           $ 14.80            $ 12.96
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           6,164              6,403             7,224             7,719              5,307
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $11.59            $  7.44           $ 14.29           $ 12.29            $ 11.65
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           5,856              4,301             3,743             2,164              1,431
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                                            ------------------------------------
                                                 2004              2003
--------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                   $ 10.97           $ 10.45
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,141                59
--------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------
  Unit value                                   $ 12.46           $ 11.07
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,455                59
--------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                   $ 11.57           $ 10.53
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,381                97
--------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------
  Unit value                                   $ 12.45           $ 10.99
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,506               103
--------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------
  Unit value                                   $ 11.32           $ 10.59
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,135               282
--------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------
  Unit value                                   $  7.49                --
--------------------------------------------------------------------------------
  Number of units outstanding (000's)               31                --
--------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------
  Unit value                                   $ 12.59           $ 10.93
--------------------------------------------------------------------------------
  Number of units outstanding (000's)            2,979               191
--------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------
  Unit value                                   $ 10.64           $ 10.31
--------------------------------------------------------------------------------
  Number of units outstanding (000's)              675                35
--------------------------------------------------------------------------------



                                Appendix I: Condensed financial information A-13

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.26          $  9.00           $  15.05          $  14.43           $ 12.45
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                8,367            8,484              6,377             3,109             1,519
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.11          $ 10.29           $  11.76          $  11.31           $ 10.82
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                7,276            5,824              2,454             1,800             1,000
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.05          $  9.82           $  12.40          $  11.96           $ 11.19
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                4,925            4,505              2,753             3,022             2,176
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  41.22          $ 35.84           $  48.27          $  46.21           $ 42.61
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                4,527            4,019              3,098             2,325             1,725
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.62          $  9.69           $  14.45          $  13.82           $ 12.28
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               27,631           27,177             23,506            14,705             6,917
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  11.74          $  9.40           $  19.41          $  17.67           $ 14.55
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,714            1,924              2,236             1,508             1,037
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  14.61          $ 10.96           $  20.14          $  17.56           $ 16.39
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  346              421                443               462               372
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   8.01          $  6.36           $   9.71          $  10.81                --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  380              377                421                38                --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  18.56          $ 14.49           $  23.24          $  23.37           $ 19.66
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  880              834                842               856               849
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  17.19          $ 13.43           $  23.97          $  22.13           $ 17.91
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  984            1,000              1,136              1052               782
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $   4.90          $  4.47           $   6.71          $   6.59           $  5.78
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  611              730                571               504               326
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  10.09          $  7.70           $  13.14          $  12.67           $ 12.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,490            1,426              1,289             1,484               351
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------
                                                 2004              2003              2002
---------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.72           $ 10.66                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 656                32                --
---------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                   $ 10.74           $ 10.30                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 281                 1                --
---------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.02           $ 10.41                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 414                84                --
---------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                   $ 41.36           $ 38.70           $ 33.05
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 893               383                86
---------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.71           $ 10.66                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               2,788                46                --
---------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------
  Unit value                                   $ 12.84           $ 11.05           $  8.32
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 649               530               142
---------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                   $ 14.95           $ 13.34           $  9.63
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 312               478               121
---------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                   $ 19.43           $ 17.87           $ 13.86
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 802               502               184
---------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------
  Unit value                                   $ 16.44           $ 13.75           $ 10.92
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 522               441               161
---------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------
  Unit value                                   $  5.54                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  15                --                --
---------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.62           $ 11.20           $  9.19
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 160               164                40
---------------------------------------------------------------------------------------------


A-14 Appendix I: Condensed financial information

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.74           $   7.54          $  12.71          $  12.72           $  11.55
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               2,196              2,528             3,063             1,393              1,585
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $169.68           $ 134.51          $ 243.48          $ 239.38           $ 219.99
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  60                 63                65                73                 73
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.71           $  12.59          $  14.07          $  13.88           $  13.57
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,504              1,216             1,473             1,477              1,527
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.61           $   6.60          $  11.05          $  10.84                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,601              1,517             1,189               216                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 22.52           $  18.20          $  29.54          $  28.64           $  25.31
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,432              1,308             1,547             1,418              1,604
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.33           $  10.61          $  18.08          $  16.13           $  15.01
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               2,904              3,228             3,346             2,714              2,354
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.31           $   6.75          $   9.49          $   8.67           $   8.33
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 537                353               249               215                280
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.99           $   7.01          $  10.45          $  10.42                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,908              1,649             1,574               368                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  7.44           $   5.89          $   9.49                --                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               4,971              5,195             2,805                --                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.41           $   9.95          $  11.75          $  11.56           $  10.48
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 248                305               337               193                 77
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 26.23           $  18.86          $  27.67          $  25.76           $  22.05
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 666                610               618               233                 79
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.16           $  11.14          $  10.64          $   9.90           $   9.74
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,037              1,063               476               185                  8
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 15.74           $  10.67          $  25.45          $  18.23           $  13.53
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,600              1,528             1,726              1239                755
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------
                                                 2004              2003              2002
---------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
---------------------------------------------------------------------------------------------
  Unit value                                   $  11.08          $  10.16          $   7.86
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,200               776               200
---------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $ 214.55          $ 191.26          $ 130.09
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   64                29                 9
---------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $  13.50          $  13.20          $  12.99
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,343             1,175               441
---------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
---------------------------------------------------------------------------------------------
  Unit value                                         --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   --                --                --
---------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $  24.66          $  22.76          $  18.11
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,386             1,074               399
---------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
---------------------------------------------------------------------------------------------
  Unit value                                   $  13.79          $  12.69          $   9.85
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                1,938             1,510               386
---------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
---------------------------------------------------------------------------------------------
  Unit value                                   $   8.15          $   7.75          $   5.70
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  377               218                32
---------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
---------------------------------------------------------------------------------------------
  Unit value                                         --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   --                --                --
---------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
---------------------------------------------------------------------------------------------
  Unit value                                         --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   --                --                --
---------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
---------------------------------------------------------------------------------------------
  Unit value                                         --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   --                --                --
---------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
---------------------------------------------------------------------------------------------
  Unit value                                   $  21.50                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                    9                --                --
---------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
---------------------------------------------------------------------------------------------
  Unit value                                         --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   --                --                --
---------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                   $  10.37          $   8.53          $   5.56
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  609               457                69
---------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-15

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                         at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 18.41           $ 19.16           $ 18.82           $ 17.92            $ 17.67
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 875               948               404               376                481
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.54           $  8.68           $ 16.01           $ 14.13            $ 12.06
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               2,278             2,341             2,289             3,208              2,337
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.82           $  9.50           $ 16.18           $ 14.17            $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 777               796               665               269                 56
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 11.61           $  8.93           $ 15.08           $ 15.53            $ 13.12
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 275               280               288               351                347
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.03           $  6.46           $ 10.50           $ 10.28            $  9.26
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 367               389               458               510                603
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.34           $ 10.06           $ 16.57           $ 14.58            $ 13.76
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 249               298               492               192                184
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  5.15           $  4.39           $ 10.32           $ 11.17            $ 10.63
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 868               847               809               532                144
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.97           $  7.73           $ 12.39           $ 12.18            $ 10.57
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 344               351               369               308                 83
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.63           $  8.62           $ 12.70           $ 11.67            $ 10.54
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 455               425               442               196                 84
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.92           $  6.66           $ 13.35           $ 12.57            $ 11.47
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,781             1,863             2,166             1,890              1,556
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 13.01           $  9.74           $ 16.40           $ 16.96            $ 15.34
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               2,158               902             1,069             1,156              1,107
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 27.28           $ 27.75           $ 27.65           $ 26.86            $ 26.15
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,227             1,943             1,051              1102                845
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  8.00           $  6.50           $ 10.69           $ 10.70                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,402             1,644             1,727               258                 --
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------
                                                 2004              2003              2002
---------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $ 17.76           $ 17.72           $ 17.65
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 416               458               259
---------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------
  Unit value                                   $ 10.47           $  9.38           $  7.19
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,926             1,026               282
---------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------
  Unit value                                   $ 12.84           $ 11.78           $  9.45
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 370               307               128
---------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------
  Unit value                                   $  8.79           $  8.03           $  6.69
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 610               598               229
---------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------
  Unit value                                   $ 12.84           $ 11.60           $  9.12
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 149                93                38
---------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $ 10.97           $  9.62           $  6.81
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,391               883               285
---------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------
  Unit value                                   $ 14.02           $ 12.10           $  9.24
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,007               636               237
---------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
---------------------------------------------------------------------------------------------
  Unit value                                   $ 25.92           $ 26.17           $ 26.47
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 349               434               630
---------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------


A-16 Appendix I: Condensed financial information

      To receive this document electronically, sign up for e-delivery today at www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 9.14            $  6.71           $ 11.51           $ 11.08                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                860                786               674                83                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $10.73            $ 10.11           $ 10.72           $  9.78            $  9.91
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                              3,673              2,525             1,235               730                286
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $12.86            $ 10.37           $ 16.02           $ 16.60            $ 14.35
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                              1,024                720               713               744                596
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $12.98            $  9.26           $ 16.30           $ 15.46            $ 16.39
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                610                421               401                47                 41
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 8.02            $  6.27           $ 10.78           $ 10.75                 --
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                735                848               853               178                 --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 4.63            $  3.56           $  6.04           $  6.07            $  5.41
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                166                153                89               104                 69
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 8.89            $  7.04           $ 11.36           $ 11.85            $ 10.40
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                490                545               539               602                296
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $12.75            $  8.26           $ 15.95           $ 13.26            $ 12.34
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                885                695               782               297                179
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $42.88            $ 31.77           $ 60.62           $ 55.37            $ 53.59
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                144                 53                56                47                 25
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $12.66            $ 11.89           $ 11.80           $ 11.30            $ 11.08
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                              3,238              3,511             1,494             2,030              1,611
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $12.18            $  9.54           $ 18.39           $ 16.64            $ 13.51
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                967                951             1,047             1,030                783
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 9.68            $  7.43           $ 12.50           $ 12.11            $ 10.85
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                452                447               473               453                353
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 7.46            $  5.56           $ 10.35           $  9.47            $  9.62
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                747                840               881             1,014                980
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------
                                                 2004              2003              2002
---------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
---------------------------------------------------------------------------------------------
  Unit value                                   $ 14.00           $ 12.10           $  8.44
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 575               449               122
---------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
---------------------------------------------------------------------------------------------
  Unit value                                   $ 16.03                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                   6                --                --
---------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
  Unit value                                   $  5.05                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                        --                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  --                --                --
---------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                   $ 50.38           $ 45.72           $ 33.82
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  28                10                 4
---------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.07           $ 10.84           $ 10.63
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,424             1,202               628
---------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.90           $ 10.27           $  7.78
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 806               360               135
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                   $ 10.34           $  9.59           $  7.61
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 272               238               104
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                   $  9.10           $  8.68           $  6.76
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 876               792               408
---------------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-17

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)




------------------------------------------------------------------------------------------------------------------------------------
                                                                         FOR THE YEARS ENDED DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                                  2009              2008              2007              2006              2005
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 10.67           $  8.83           $ 14.37           $ 14.10            $ 12.02
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 860               921             1,210             1,363              1,238
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.13           $  6.55           $ 11.81           $ 10.74            $  9.96
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 810               813               934             1,035              1,075
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.02           $  8.47           $ 13.46           $ 13.68            $ 12.13
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 803               727               805              1010                876
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 24.86           $ 23.07           $ 30.68           $ 30.26            $ 28.00
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 663               523               526               758                755
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  6.55           $  4.95           $  8.71           $  8.54            $  7.89
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 786               687               788               475                242
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $ 12.81           $ 10.31           $ 16.88           $ 19.05            $ 16.69
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 586               666               748              1201                991
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                   $  9.80           $  6.29           $ 12.10           $ 10.41            $  9.87
------------------------------------------------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 766               462               597               350                311
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------
                                                 2004              2003              2002
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.42           $ 10.15           $  7.88
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,242               726               316
---------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                   $  9.35           $  8.52           $  6.18
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,055               731               292
---------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                   $ 11.49           $ 10.15           $  7.34
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                               1,011               560               206
---------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------
  Unit value                                   $ 27.64           $ 25.87           $ 21.48
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 771               557               125
---------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                   $  7.46                --                --
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                  59                --                --
---------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                   $ 16.22           $ 14.09           $ 10.43
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 884               641               270
---------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------
  Unit value                                   $  9.02           $  8.74           $  5.64
---------------------------------------------------------------------------------------------
  Separate Account 49 number of units out-
  standing (000's)                                 306                98                14
---------------------------------------------------------------------------------------------



A-18 Appendix I: Condensed financial information


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Appendix II: Purchase considerations for QP contracts*


--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant suitability issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus(SM) contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, either or both of the following may apply: (1) withdrawal charges; or (2) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.

Also, for defined benefit plans, trustee owners will not be able to transfer ownership of the contract to an employee after the employee separates from service. All payments under the contract will be made to the trustee owner.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 4% (or 5% or 6%, if applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.


Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants/employees who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants/employees who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise. * QP contracts are available for Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts owners only.


* QP contracts are available for Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts owners only.


                       Appendix II: Purchase considerations for QP contracts B-1


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Appendix III: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts. The enhanced death benefit calculation for Accumulator(R) Plus(SM) contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

---------------------------------------------------------------------------------------------------------------------------------
  END OF
 CONTRACT                      6% ROLL-UP TO AGE 85    5% ROLL-UP TO AGE 85    4% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85
   YEAR       ACCOUNT VALUE        BENEFIT BASE            BENEFIT BASE            BENEFIT BASE             BENEFIT BASE
---------------------------------------------------------------------------------------------------------------------------------
     1          $104,000           $  106,000 (4)          $  105,000 (6)          $  104,000 (8)           $  104,000 (1)
---------------------------------------------------------------------------------------------------------------------------------
     2          $114,400           $  112,360 (3)          $  110,250 (5)          $  108,160 (7)           $  114,400 (1)
---------------------------------------------------------------------------------------------------------------------------------
     3          $128,128           $  119,102 (3)          $  115,763 (5)          $  112,486 (7)           $  128,128 (1)
---------------------------------------------------------------------------------------------------------------------------------
     4          $102,502           $  126,248 (3)          $  121,551 (5)          $  116,986 (7)           $  128,128 (2)
---------------------------------------------------------------------------------------------------------------------------------
     5          $112,753           $  133,823 (4)          $  127,628 (5)          $  121,665 (7)           $  128,128 (2)
---------------------------------------------------------------------------------------------------------------------------------
     6          $126,283           $  141,852 (4)          $  134,010 (6)          $  126,532 (7)           $  128,128 (2)
---------------------------------------------------------------------------------------------------------------------------------
     7          $126,283           $  150,363 (4)          $  140,710 (6)          $  131,593 (8)           $  128,128 (2)
---------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5) At the end of contract years 2 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6) At the end of contract years 1, 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.


GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7) At the end of contract years 2 through 6, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(8) At the end of contract years 1 and 7, the enhanced death benefit will be based on the 4% Roll-Up to age 85.

C-1 Appendix III: Enhanced death benefit example


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The following illustrates the enhanced death benefit calculation for
Accumulator(R) Plus(SM) contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:


---------------------------------------------------------------------------------------------------------------------------------
  END OF CON-                     6% ROLL-UP TO AGE 85    5% ROLL-UP TO AGE 85    4% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85
  TRACT YEAR      ACCOUNT VALUE       BENEFIT BASE            BENEFIT BASE            BENEFIT BASE             BENEFIT BASE
---------------------------------------------------------------------------------------------------------------------------------
       1            $108,160          $  106,000(3)           $  105,000(5)           $  104,000(7)            $  108,160(1)
---------------------------------------------------------------------------------------------------------------------------------
       2            $118,976          $  112,360(3)           $  110,250(5)           $  108,160(7)            $  118,976(1)
---------------------------------------------------------------------------------------------------------------------------------
       3            $133,253          $  119,102(3)           $  115,763(5)           $  112,486(7)            $  133,253(1)
---------------------------------------------------------------------------------------------------------------------------------
       4            $106,603          $  126,248(3)           $  121,551(5)           $  116,986(7)            $  133,253(2)
---------------------------------------------------------------------------------------------------------------------------------
       5            $117,263          $  133,823(4)           $  127,628(5)           $  121,665(7)            $  133,253(2)
---------------------------------------------------------------------------------------------------------------------------------
       6            $131,334          $  141,852(4)           $  134,010(6)           $  126,532(7)            $  133,253(2)
---------------------------------------------------------------------------------------------------------------------------------
       7            $131,334          $  150,363(4)           $  140,710(6)           $  131,593(7)            $  133,253(2)
---------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 4.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 5 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 5% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6) At the end of contract years 6 and 7, the enhanced death benefit will be based on the 5% Roll-Up to age 85.


GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 4% Roll-Up to age 85 or the Annual Ratchet to age 85.

(7) At the end of contract years 1 through 7, the enhanced death benefit will be based on the Annual Ratchet to age 85.

                                Appendix III: Enhanced death benefit example C-2


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Appendix IV: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 4% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit, including the conversion to the Guaranteed withdrawal benefit for life at age 85, under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.36)% and 3.64% for Accumulator(R) contracts; (2.61)% and 3.39% for Accumulator(R) Plus(SM) contracts; (2.71)% and 3.29% for Accumulator(R) Elite(SM) contracts; and (2.76)% and 3.24% for Accumulator(R) Select(SM) contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the Guaranteed minimum income benefit and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 4% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 85 and under reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.


The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 85 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.


With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.51%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.29% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.


D-1 Appendix IV: Hypothetical illustrations


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85,


                                                          GREATER OF 4%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                        85 OR THE ANNUAL                        GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000  100,000    93,000    93,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      95,513  101,492    88,513    94,492   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      91,058  102,944    84,058    95,944   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      86,630  104,350    80,630    98,350   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      82,223  105,703    76,223    99,703   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      77,832  106,998    72,832   101,998   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      73,451  108,226    70,451   105,226   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      69,075  109,381    68,075   108,381   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      64,697  110,454    64,697   110,454   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      60,312  111,437    60,312   111,437   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      55,913  112,320    55,913   112,320   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      33,408  114,871    33,408   114,871   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20       9,512  113,144     9,512   113,144   265,330  265,330    331,462  331,462    16,875   16,875   16,875   16,875
 85       25           0  105,085         0   105,085         0  338,635          0  404,767         0   26,718        0   26,718


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85




                                               GREATER OF 4%
                                               ROLL-UP TO AGE
                                                 85 OR THE     TOTAL DEATH
                                                   ANNUAL        BENEFIT
                                               RATCHET TO AGE    WITH THE                   GUARANTEED
                                               85 GUARANTEED     EARNINGS                      ANNUAL
                                                MINIMUM DEATH   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE    CASH VALUE       BENEFIT        BENEFIT         BASE         AMOUNT
        CONTRACT -------------- -------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%      6%     0%      6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- --------- ---- --------- ---- --------- ---- --------- ---- --------- ---- -------
  85      25      0    105,085   0    105,085   0   338,635    0   404,767    0   338,635    0   16,932
  90      30      0     91,619   0     91,619   0   338,635    0   404,767    0   338,635    0   16,932
  95      35      0     75,958   0     75,958   0   338,635    0   404,767    0   338,635    0   16,932


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                     Appendix IV: Hypothetical illustrations D-2


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85,


                                                          GREATER OF 4%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                        85 OR THE ANNUAL                        GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     104,000  104,000    96,000    96,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      99,146  105,358    91,146    97,358   105,000  105,358    107,000  107,501      N/A      N/A      N/A      N/A
 62        2      94,346  106,668    86,346    98,668   110,250  110,626    114,350  114,877      N/A      N/A      N/A      N/A
 63        3      89,594  107,923    82,594   100,923   115,763  116,157    122,068  122,620      N/A      N/A      N/A      N/A
 64        4      84,884  109,118    77,884   102,118   121,551  121,965    130,171  130,751      N/A      N/A      N/A      N/A
 65        5      80,210  110,245    74,210   104,245   127,628  128,064    138,679  139,289      N/A      N/A      N/A      N/A
 66        6      75,564  111,298    70,564   106,298   134,010  134,467    147,613  148,253      N/A      N/A      N/A      N/A
 67        7      70,943  112,268    66,943   108,268   140,710  141,190    156,994  157,666      N/A      N/A      N/A      N/A
 68        8      66,338  113,147    63,338   110,147   147,746  148,250    166,844  167,549      N/A      N/A      N/A      N/A
 69        9      61,743  113,927    59,743   111,927   155,133  155,662    177,186  177,927      N/A      N/A      N/A      N/A
 70       10      57,152  114,598    57,152   114,598   162,889  163,445    188,045  188,823     8,030    8,058    8,030    8,058
 75       15      33,925  115,955    33,925   115,955   207,893  208,602    251,050  252,043    11,621   11,661   11,621   11,661
 80       20       9,679  112,811     9,679   112,811   265,330  266,235    331,462  332,729    16,875   16,933   16,875   16,933
 85       25           0  103,140         0   103,140         0  339,791          0  406,285         0   26,809        0   26,809


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85




                                               GREATER OF 4%
                                               ROLL-UP TO AGE
                                                 85 OR THE     TOTAL DEATH
                                                   ANNUAL        BENEFIT
                                               RATCHET TO AGE    WITH THE                    GUARANTEED
                                               85 GUARANTEED     EARNINGS                      ANNUAL
                                                MINIMUM DEATH   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE    CASH VALUE       BENEFIT        BENEFIT         BASE         AMOUNT
        CONTRACT -------------- -------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%      6%     0%      6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- --------- ---- --------- ---- --------- ---- --------- ---- --------- ---- -------
  85      25      0    103,140   0    103,140   0   339,791    0   406,285    0   339,791    0   16,990
  90      30      0     87,963   0     87,963   0   339,791    0   406,285    0   339,791    0   16,990
  95      35      0     70,523   0     70,523   0   339,791    0   406,285    0   339,791    0   16,990


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


D-3 Appendix IV: Hypothetical illustrations


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85,


                                                          GREATER OF 4%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                        85 OR THE ANNUAL                        GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000   100,000   92,000    92,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      95,164   101,143   87,164    93,143   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      90,387   102,231   83,387    95,231   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      85,662   103,257   79,662    97,257   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      80,982   104,215   75,982    99,215   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      76,342   105,097   76,342   105,097   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      71,735   105,896   71,735   105,896   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      67,155   106,605   67,155   106,605   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      62,595   107,216   62,595   107,216   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      58,048   107,718   58,048   107,718   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      53,508   108,104   53,508   108,104   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      30,554   107,900   30,554   107,900   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20       6,679   102,972    6,679   102,972   265,330  265,330    331,462  331,462    16,875   16,875   16,875   16,875
 85       25           0    91,288        0    91,288         0  338,635          0  404,767         0   26,718        0   26,718


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85




                                             GREATER OF 4%
                                             ROLL-UP TO AGE
                                               85 OR THE     TOTAL DEATH
                                                 ANNUAL        BENEFIT
                                             RATCHET TO AGE    WITH THE                    GUARANTEED
                                             85 GUARANTEED     EARNINGS                      ANNUAL
                                              MINIMUM DEATH   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE  CASH VALUE       BENEFIT        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  85      25      0   91,288    0   91,288    0   338,635    0   404,767    0   338,635    0   16,932
  90      30      0   74,001    0   74,001    0   338,635    0   404,767    0   338,635    0   16,932
  95      35      0   54,231    0   54,231    0   338,635    0   404,767    0   338,635    0   16,932


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                     Appendix IV: Hypothetical illustrations D-4


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 4% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT, INCLUDING THE CONVERSION TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85


                                                           GREATER OF 4%
                                                          ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                         85 OR THE ANNUAL                        GUARANTEED MINIMUM INCOME BENEFIT
                                                          RATCHET TO AGE                        -----------------------------------
                                                           85 GUARANTEED    TOTAL DEATH BENEFIT
                                                           MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE            BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------- ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000   100,000   100,000   100,000   100,000  100,000    100,000  100,000      N/A      N/A      N/A      N/A
 61        1      95,115   101,094    95,115   101,094   105,000  105,000    107,000  107,000      N/A      N/A      N/A      N/A
 62        2      90,292   102,130    90,292   102,130   110,250  110,250    114,350  114,350      N/A      N/A      N/A      N/A
 63        3      85,524   103,102    85,524   103,102   115,763  115,763    122,068  122,068      N/A      N/A      N/A      N/A
 64        4      80,806   104,003    80,806   104,003   121,551  121,551    130,171  130,171      N/A      N/A      N/A      N/A
 65        5      76,131   104,827    76,131   104,827   127,628  127,628    138,679  138,679      N/A      N/A      N/A      N/A
 66        6      71,493   105,567    71,493   105,567   134,010  134,010    147,613  147,613      N/A      N/A      N/A      N/A
 67        7      66,884   106,214    66,884   106,214   140,710  140,710    156,994  156,994      N/A      N/A      N/A      N/A
 68        8      62,299   106,760    62,299   106,760   147,746  147,746    166,844  166,844      N/A      N/A      N/A      N/A
 69        9      57,730   107,195    57,730   107,195   155,133  155,133    177,186  177,186      N/A      N/A      N/A      N/A
 70       10      53,171   107,512    53,171   107,512   162,889  162,889    188,045  188,045     8,030    8,030    8,030    8,030
 75       15      30,163   106,933    30,163   106,933   207,893  207,893    251,050  251,050    11,621   11,621   11,621   11,621
 80       20       6,296   101,576     6,296   101,576   265,330  265,330    331,462  331,462    16,875   16,875   16,875   16,875
 85       25           0    89,418         0    89,418         0  338,635          0  404,767         0   26,718        0   26,718


AFTER CONVERSION OF THE GUARANTEED MINIMUM INCOME BENEFIT TO THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE AT AGE 85




                                             GREATER OF 4%
                                             ROLL-UP TO AGE
                                               85 OR THE     TOTAL DEATH
                                                 ANNUAL        BENEFIT
                                             RATCHET TO AGE    WITH THE                    GUARANTEED
                                             85 GUARANTEED     EARNINGS                      ANNUAL
                                              MINIMUM DEATH   ENHANCEMENT   GWBL BENEFIT   WITHDRAWAL
                 ACCOUNT VALUE  CASH VALUE       BENEFIT        BENEFIT         BASE         AMOUNT
        CONTRACT ------------- ------------- -------------- -------------- -------------- ------------
  AGE     YEAR    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  85      25      0   89,418    0   89,418    0   338,635    0   404,767    0   338,635    0   16,932
  90      30      0   71,644    0   71,644    0   338,635    0   404,767    0   338,635    0   16,932
  95      35      0   51,369    0   51,369    0   338,635    0   404,767    0   338,635    0   16,932



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


D-5 Appendix IV: Hypothetical illustrations


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Appendix V: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

                                                                No withdrawal   $3,000 withdrawal   $6,000 withdrawal
-----------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                                           100,000           100,000             100,000
-----------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal.*                           104,000           104,000             104,000
-----------------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT EARNINGS: death
    benefit less net contributions (prior to the withdrawal in
C   D).                                                             4,000             4,000               4,000
    B minus A.
-----------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                                        0               3,000               6,000
-----------------------------------------------------------------------------------------------------------------------
    EXCESS OF THE WITHDRAWAL OVER THE EARNINGS
E   ENHANCEMENT BENEFIT EARNINGS                                      0                 0                 2,000
    greater of D minus C or zero
-----------------------------------------------------------------------------------------------------------------------
    NET CONTRIBUTIONS (adjusted for the withdrawal in D)
F   A minus E                                                      100,000           100,000              98,000
-----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT (adjusted for the withdrawal in D)
G   B minus D                                                      104,000          101,000**            98,000**
-----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT LESS NET CONTRIBUTIONS
H   G minus F                                                       4,000             1,000                 0
-----------------------------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                              40%               40%                 40%
-----------------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT
J   H times I                                                       1,600              400                  0
-----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT: including the Earnings enhancement
K   benefit                                                        105,600           101,400              98,000
    G plus J
-----------------------------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.

** Assumes no earnings on the contract; otherwise the withdrawal would reduce the standard death benefit on a pro-rata basis, not dollar-for-dollar as shown.


                            Appendix V: Earnings enhancement benefit example E-1


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Appendix VI: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VII later in this Prospectus for information about the availability of certain features under your contract.


STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



------------------------------------------------------------------------------------------------------------------------------------
STATE         FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA    See "Contract features and benefits"--"Your right to can-   If you reside in the state of California and you are age
              cel within a certain number of days"                        60 and older at the time the contract is issued, you may
                                                                          return your variable annuity contract within 30 days from
                                                                          the date that you receive it and receive a refund as
                                                                          described below.

                                                                          If you allocate your entire initial contribution to the
                                                                          EQ/Money Market option (and/or guaranteed interest option, if available), the amount of your refund will be equal to
                                                                          your contribution, unless you make a transfer, in which
                                                                          case the amount of your refund will be equal to your
                                                                          account value on the date we receive your request to
                                                                          cancel at our processing office. This amount could be less than your initial contribution. If the Principal guarantee benefit is elected, the investment allocation during the
                                                                          30 day free look period is limited to the guaranteed
                                                                          interest option. If you allocate any portion of your
                                                                          initial contribution to the variable investment options
                                                                          (other than the EQ/Money Market option), your refund
                                                                          will be equal to your account value on the date we receive your request to cancel at our processing office.
------------------------------------------------------------------------------------------------------------------------------------
CONNECTICUT   See "Loans under Rollover TSA contracts" in "Accessing      The method for determining the TSA loan rate is based on
              your money"                                                 Moody's Corporate Bond Yield Average. The rate change
                                                                          increment cannot be less than 1/2 of 1% per year.
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA       See "Contract features and benefits" in "Credits"           The following information replaces the second bullet of
              (For Accumulator(R) Plus(SM) contracts only)                the final set of bullets in this section:

                                                                          o You may annuitize your contract after thirteen months,
                                                                            however, if you elect to receive annuity payments within
                                                                            five years of the contract date, we will recover the
                                                                            credit that applies to any contribution made in that
                                                                            five years. If you start receiving annuity payments
                                                                            after five years from the contract date and within three
                                                                            years of making any contribution, we will recover the
                                                                            credit that applies to any contribution made within the
                                                                            prior three years.
------------------------------------------------------------------------------------------------------------------------------------


F-1 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE                    FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS                 See "Credits" in "Contract features and benefits"            The following information replaces the second
                         (For Accumulator(R) Plus(SM) contracts only)                 bullet of the final set of bullets in this
                                                                                      section:

                                                                                      o You may annuitize your contract after
                                                                                        twelve months, however, if you elect to
                                                                                        receive annuity payments within five years
                                                                                        of the contract date, we will recover the
                                                                                        credit that applies to any contribution
                                                                                        made in the first five years. If you start
                                                                                        receiving annuity payments after five years
                                                                                        from the contract date and within three
                                                                                        years of making any contribution, we will
                                                                                        recover the credit that applies to any
                                                                                        contribution made within the prior three
                                                                                        years.

                         See "Selecting an annuity payout option" under "Your          The following sentence replaces the first
                         annuity payout options" in "Accessing your money"             sentence of the second paragraph in this
                                                                                       section:

                                                                                       You can choose the date annuity payments
                                                                                       begin but it may not be earlier than twelve
                                                                                       months from the Accumulator(R) Series
                                                                                       contract date.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS            Annual administrative charge                                  The annual administrative charge will not be
                                                                                       deducted from amounts allocated to the
                                                                                       Guaranteed interest option.

                         See "Disability, terminal illness or confinement to nursing   This section is deleted in its entirety.
                         home" under "Withdrawal charge" in "Charges and
                         expenses" (For Accumulator(R), Accumulator(R) Plus(SM) and
                         Accumulator(R) Elite(SM) contracts only)

                         See "Appendix IV: Hypothetical Illustrations"                 For contracts purchased after January 11,
                                                                                       2009, the annuity purchase factors are
                                                                                       applied on a unisex basis in determining
                                                                                       the amount payable upon the exercise of the
                                                                                       Guaranteed minimum income benefit.
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI              Automatic Investment Program                                  Not Available
(Applicable under
Accumulator(R), Accu-
mulator(R) Plus(SM) and
Accumulator(R) Elite(SM)
contracts only)
                         QP (defined contribution and defined benefit) contracts       Not Available

                         See "How you can contribute to your contract" in "Contract    Additional contributions can only be made
                         features and benefits"                                        within the first year after the contract
                                                                                       issue date. The 150% limit does not apply.
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                 Earnings enhancement benefit                                  Not Available

                         See "How you can contribute to your contract" in "Contract    For NQ, Rollover IRA, Roth Conversion IRA,
                         features and benefits" (For Accumulator(R) contracts only)    Rollover TSA and Flexible Premium Roth
                                                                                       Conversion IRA contracts, no additional
                                                                                       contributions are permitted after the
                                                                                       attainment of the age listed below based upon
                                                                                       the issue age, or, if later, the first
                                                                                       contract date anniversary, as follows:

                                                                                           Issue Age    Maximum Contribution
                                                                                           ----------- ---------------------
                                                                                                                age
                                                                                              0-83               84
                                                                                               84                85
                                                                                               85                86
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-2

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        "Indication of Intent"                                      The "Indication of Intent" approach to first year
(CONTINUED)     (For Accumulator(R) Plus(SM) contracts only)                contributions in connection with the contribution
                                                                            crediting rate is not available.

                See "Credits" in "Contract features and benefits"           If the owner (or older joint owner, if applicable) dies
                (For Accumulator(R) Plus(SM) contracts only)                during the one-year period following our receipt of a
                                                                            contribution to which a credit was applied, we will
                                                                            recover all or a portion of the amount of such Credit
                                                                            from the account value, based on the number of full
                                                                            months that elapse between the time we receive the
                                                                            contribution and the owner's (or older joint owner's, if
                                                                            applicable) death, as follows:

                                                                                  Number of          Percentage of
                                                                                    Months               Credit
                                                                                  ---------          --------------
                                                                                      0                    100%
                                                                                      1                    100%
                                                                                      2                     99%
                                                                                      3                     98%
                                                                                      4                     97%
                                                                                      5                     96%
                                                                                      6                     95%
                                                                                      7                     94%
                                                                                      8                     93%
                                                                                      9                     92%
                                                                                      10                    91%
                                                                                      11                    90%
                                                                                      12                    89%

                                                                            For Joint life GWBL contracts, we will only recover the
                                                                            credit if the second spouse dies within the one-year
                                                                            period following a contribution.

                                                                            We will not recover the credit on subsequent
                                                                            contributions made within 3 years prior to
                                                                            annuitization.

                See "Guaranteed minimum death benefit and Guaranteed        The 5% Roll-Up to age 85 Guaranteed minimum income
                minimum income benefit base" in "Contract features and      benefit base is capped at 250% of total contributions
                benefits"                                                   under the contract. If there is a Roll-Up benefit base
                                                                            reset, the cap becomes 250% of the highest reset amount
                                                                            plus 250% of any subsequent contributions made after the
                                                                            reset. Withdrawals do not lower the cap.

                See "Guaranteed minimum death benefit" in "Contract         The "Greater of 5% Roll-Up to age 85 or Annual Ratchet
                features and benefits"                                      to age 85" enhanced death benefit is not available. All
                                                                            references to this benefit should be deleted in their
                                                                            entirety.

                See "Guaranteed withdrawal benefit for life ("GWBL")" in    If you choose not to convert the Guaranteed minimum
                "Contract features and benefits" (For Accumulator(R) con-   income benefit to the Guaranteed withdrawal benefit for
                tracts only)                                                life at age 85, you will not be charged the Guaranteed
                                                                            with- drawal benefit for life benefit charge, and your
                                                                            variable investment options will not be limited.
                                                                            However, your Guaranteed minimum death benefit base will
                                                                            be reduced by any withdrawals on a pro rata basis
                                                                            beginning at age 85, regardless of whether you convert
                                                                            or not. See "How withdrawals affect your Guaranteed
                                                                            minimum income benefit, Guaranteed minimum death benefit
                                                                            and Principal guarantee benefits" later in this
                                                                            Appendix.
------------------------------------------------------------------------------------------------------------------------------------


F-3 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "Effect of Excess withdrawals" under "Guaranteed          If you make an Excess withdrawal, we will recalculate
(CONTINUED)     withdrawal benefit for life ("GWBL")" in "Contract features   your GWBL benefit base and the Guaranteed annual
                and benefits"                                                 withdrawal amount, as follows:

                                                                              o The GWBL benefit base will be reduced pro rata by
                                                                                the entire amount of the Excess withdrawal.

                                                                              o The Guaranteed annual withdrawal amount will be
                                                                                recalculated to equal the Applicable percentage
                                                                                multiplied by the reduced GWBL benefit base.

                See "The amount applied to purchase an annuity payout         For Accumulator(R) and Accumulator(R) Elite(SM)
                option" in "Accessing your money"                             contracts:

                                                                              For fixed annuity period certain payout options only,
                                                                              the amount applied to the annuity benefit is the
                                                                              greater of the cash value or 95% of what the account
                                                                              value would be if no withdrawal charge applied.

                                                                              For Accumulator(R) Plus(SM) contracts:

                                                                              The amount applied to the annuity benefit is the
                                                                              greater of the cash value or 95% of what the account
                                                                              value would be if no withdrawal charge applied.

                                                                              For Accumulator(R) Select(SM) contracts:

                                                                              For fixed annuity period certain payout options only,
                                                                              the amount applied to the annuity benefit is the
                                                                              greater of the cash value or 95% of the account value.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-4

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK        See "How withdrawals affect your Guaranteed minimum       If you elect both (1) the Guaranteed minimum income
(CONTINUED)     income benefit, Guaranteed minimum death benefit and      benefit and (2) the Annual Ratchet to age 85 enhanced
                Principal guarantee benefits" in "Accessing your money"   death benefit, withdrawals (including any applicable with-
                                                                          drawal charges) will reduce each of the benefits' benefit
                                                                          bases on a dollar-for-dollar basis, as long as the sum of
                                                                          withdrawals in a contract year is no more than 5% of the
                                                                          5% Roll-Up to age 85 benefit base. Once a withdrawal is
                                                                          taken that causes the sum of withdrawals in a contract
                                                                          year to exceed 5% of the 5% Roll-Up to age 85 benefit base on the most recent contract date anniversary, that entire
                                                                          withdrawal (including any required minimum
                                                                          distributions) and any subsequent withdrawals in that same contract year will reduce the benefit bases on a pro rata
                                                                          basis. In all contract years beginning after your 85th
                                                                          birthday, or earlier if you drop the Guaranteed minimum
                                                                          income benefit after issue, the Annual Ratchet to age 85
                                                                          Guaranteed minimum death benefit base will be reduced on a pro rata basis by any withdrawals.

                                                                          If you elect (1) the Guaranteed minimum income benefit and
                                                                          (2) the Standard death benefit, withdrawals (including any applicable withdrawal charges) will reduce the 4% Roll-Up
                                                                          to age 85 benefit base and the Annual Ratchet to age 85
                                                                          benefit base on a dollar-for-dollar basis, as long as the
                                                                          sum of withdrawals in a contract year is no more than 5%
                                                                          of the 5% Roll-Up to age 85 benefit base. Once a with-
                                                                          drawal is taken that causes the sum of withdrawals in a
                                                                          contract year to exceed 5% of the 5% Roll-Up to age 85
                                                                          benefit base on the most recent contract date anniversary, that entire withdrawal (including any required minimum
                                                                          distributions) and any subsequent withdrawals in that same contract year will reduce the 5% Roll-Up to age 85 benefit base and the Annual Ratchet to age 85 benefit base on a
                                                                          pro rata basis. The Standard death benefit base will be
                                                                          reduced on a pro rata basis by any withdrawals, regardless of amount.


                                                                          If you elect the Annual Ratchet to age 85 enhanced death
                                                                          benefit without the Guaranteed minimum income benefit,
                                                                          withdrawals (including any applicable withdrawal charges)
                                                                          will reduce the Annual Ratchet to age 85 enhanced death
                                                                          benefit base on a pro rata basis. If you add the
                                                                          Guaranteed minimum income benefit to your contract after
                                                                          issue, withdrawals (including any applicable withdrawal
                                                                          charges) will reduce the Annual Ratchet to age 85 enhanced death benefit base on a dollar-for-dollar basis.

                                                                          If the Guaranteed minimum income benefit converts to the
                                                                          Guaranteed withdrawal benefit for life at age 85, the
                                                                          Standard death benefit base or Annual Ratchet to age 85
                                                                          benefit base will be reduced on a pro rata basis by any
                                                                          subsequent withdrawals.
------------------------------------------------------------------------------------------------------------------------------------


F-5 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE                     FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK                  See "Annuity maturity date" in "Accessing your money"        Your contract has a maturity date by which
(CONTINUED)                                                                            you must either take a lump sum withdrawal or
                                                                                       select an annuity payout option.

                                                                                       For Accumulator(R), Accumulator(R) Elite(SM)
                                                                                       and Accumulator(R) Select contracts:

                                                                                       The maturity date by which you must take a
                                                                                       lump sum withdrawal or select an annuity
                                                                                       payout option is the contract date
                                                                                       anniversary that follows the annuitant's
                                                                                       birthday, as follows:

                                                                                                                  Maximum
                                                                                           Issue Age         Annuitization age
                                                                                           -----------     ---------------------
                                                                                              0-80                   90
                                                                                               81                    91
                                                                                               82                    92
                                                                                               83                    93
                                                                                               84                    94
                                                                                               85                    95

                                                                                       For Accumulator(R) Plus(SM) contracts:

                                                                                       The maturity date is the contract date
                                                                                       anniversary that follows the annuitant's 90th
                                                                                       birthday.

                          See "Charges and expenses"                                   Deductions of charges from the guaranteed
                                                                                       interest option are not permitted.

                          See "Annual Ratchet to age 85" in "Charges and expenses"     The charge is equal to 0.30% of the Annual
                                                                                       Ratchet to age 85 benefit base.

                          See "Transfers of ownership, collateral assignments, loans   Collateral assignments are not limited to the
                          and borrowing" in "More information"                         period prior to the first contract date
                                                                                       anniversary. You may assign all or a portion
                                                                                       of the value of your NQ contract at any time,
                                                                                       pursuant to the terms described earlier in
                                                                                       this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA            See "Loans under Rollover TSA contracts" in "Accessing       The frequency of TSA loan interest rate
                          your money"                                                  setting is once every 12 months but not more
                                                                                       than once in any three-month period. The rate
                                                                                       change increment cannot be less than 1/2 of
                                                                                       1% per year. Rates set by an employer can be
                                                                                       used for ERISA plans.
------------------------------------------------------------------------------------------------------------------------------------
OREGON                    See "We require that the following types of communica-       The following is added:
(Applicable under         tions be on specific forms for that purpose:" in "Who is     (24) requests for required minimum
Accumulator(R), Accu-     AXA Equitable?"                                              distributions, other than pursuant to our
mulator(R) Elite(SM) and                                                               automatic RMD service.
Accumulator(R) Plus(SM)
contracts only)

                          Flexible Premium IRA, Flexible Premium Roth IRA and QP       Not Available
                          contracts

                          Automatic investment program                                 Not Available

                          See "How you can contribute to your contract" in "Contract   Additional contributions are limited to the
                          features and benefits"                                       first year after the contract issue date
                                                                                       only. Additional contributions are not
                                                                                       permitted to Inherited IRA contracts, even
                                                                                       from properly titled sources.
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-6
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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
OREGON          See "Dollar cost averaging" under "Allocating your contri-     You can make subsequent contributions to the special
(CONTINUED)     butions" in "Contract features and benefits"                   dollar cost averaging program (for Accumulator(R) and
                                                                               Accumulator(R) Elite(SM) contracts) or the special
                                                                               money market dollar cost averaging program (for
                                                                               Accumulator(R) Plus(SM) contracts) during the first
                                                                               contract year. If you elect a 3 or 6 month program,
                                                                               you may start a new program at its expiration,
                                                                               provided all contributions are made during the first
                                                                               contract year.

                See "Lifetime required minimum distribution withdrawals"       The following replaces the third paragraph: We
                under "Withdrawing your account value" in "Accessing           generally will not impose a withdrawal charge on
                your money"                                                    minimum distribution withdrawals even if you are
                                                                               not enrolled in our automatic RMD service, except if,
                                                                               when added to a lump sum withdrawal previously taken
                                                                               in the same contract year, the minimum distribution
                                                                               withdrawals exceed the 10% free withdrawal amount. In
                                                                               order to avoid a withdrawal charge in connection with
                                                                               minimum distribution withdrawals outside of our
                                                                               automatic RMD service, you must notify us using our
                                                                               request form. Such minimum distribution withdrawals
                                                                               must be based solely on your contract's account
                                                                               value.

                See "Selecting an annuity payout option" under "Your           For Accumulator(R) contracts:
                annuity payout options" in "Accessing your money"
                                                                               You can choose the date annuity payments begin, but
                                                                               it may not be earlier than seven years from the
                                                                               Accumulator(R) contract issue date.

                                                                               For Accumulator(R) Plus(SM) contracts:

                                                                               You can choose the date annuity payments begin, but
                                                                               it may not be earlier than five years from the
                                                                               Accumulator(R) Plus(SM) contract issue date.

                                                                               For Accumulator(R) Elite(SM) contracts:

                                                                               You can choose the date annuity payments begin, but
                                                                               it may not be earlier than four years from the
                                                                               Accumulator(R) Elite(SM) contract issue date.

                                                                               For Accumulator(R), Accumulator(R) Elite(SM) and
                                                                               Accumulator(R) Plus(SM) contracts:

                                                                               No withdrawal charge is imposed if you select a
                                                                               non-life contingent period certain payout annuity.

                                                                               If the payout annuity benefit is based on the age or
                                                                               sex of the owner and/or annuitant, and that
                                                                               information is later found not to be correct, we will
                                                                               adjust the payout annuity benefit on the basis of the
                                                                               correct age or sex. We will adjust the number or
                                                                               amount of payout annuity benefit payments, or any
                                                                               amount of the payout annuity benefit payments, or any
                                                                               amount used to provide the payout annuity benefit, or
                                                                               any combination of these approaches. If we have
                                                                               overpaid you, we will charge that overpayment
                                                                               against future payments, while if we have underpaid
                                                                               you, we will add additional amounts to future
                                                                               payments. Our liability will be limited to the
                                                                               correct information and the actual amounts used to
                                                                               provide the benefits.

                See "Disability, terminal illness, or confinement to nursing   Items (i) and (iii) under this section are deleted in
                home" under "Withdrawal charge" in "Charges and                their entirety.
                expenses" (For Accumulator(R), Accumulator(R) Plus(SM) and
                Accumulator(R) Elite(SM) contracts only)
------------------------------------------------------------------------------------------------------------------------------------


F-7 Appendix VI: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
STATE          FEATURES AND BENEFITS                                             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   Contributions                                                     Your contract refers to contributions as premiums.

               Cancelling the Guaranteed minimum income benefit                  You may cancel the Guaranteed minimum income
                                                                                 benefit within 10 days of it being added to your
                                                                                 contract, if you add the benefit to your contract
                                                                                 after issue. This is distinct from your right to
                                                                                 drop the Guaranteed minimum income benefit after
                                                                                 issue, and is not subject to the restrictions that
                                                                                 govern that right. We will not deduct any charge
                                                                                 for the Guaranteed minimum income benefit, or alter
                                                                                 other charges, such as reducing the Guaranteed
                                                                                 minimum death benefit charge, that are tied to the
                                                                                 Guaranteed minimum income benefit being part of
                                                                                 your contract.

               Special dollar cost averaging program                             In Pennsylvania, we refer to this program as
                                                                                 "enhanced rate dollar cost averaging."

               See "Disability, terminal illness, or confinement to nursing      Item (iii) under this section is deleted in its
               home" under "Withdrawal charge" in "Charges and                   entirety.
               expenses" (For Accumulator(R), Accumulator(R) Plus(SM) and
               Accumulator(R) Elite(SM) contracts only)

               Required disclosure for Pennsylvania customers                    Any person who knowingly and with intent to defraud
                                                                                 any insurance company or other person files an
                                                                                 application for insurance or statement of claim
                                                                                 containing any materially false information or
                                                                                 conceals for the purpose of misleading, information
                                                                                 concerning any fact material thereto commits a
                                                                                 fraudulent insurance act, which is a crime and
                                                                                 subjects such person to criminal and civil
                                                                                 penalties.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO    Beneficiary continuation option (IRA)                             Not Available

               IRA and Roth IRA                                                  Available for direct rollovers from U.S. source
                                                                                 401(a) plans and direct transfers from the same
                                                                                 type of U.S. source IRAs.

               Inherited IRA, Rollover TSA and QP (Defined Benefit) con-         Not Available
               tracts (For Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)
               contracts only)

               See "Purchase considerations for a charitable remainder           We do not offer Accumulator(R) Series contracts to
               trust" under "Owner and annuitant requirements" in "Con-          charitable remainder trusts in Puerto Rico.
               tract features and benefits"

               See "How you can contribute to your contract" in "Contract        Specific requirements for purchasing QP contracts
               features and benefits" (For Accumulator(R), Accumulator(R)        in Puerto Rico are outlined below in "Purchase
               Plus(SM) and Accumulator(R) Elite(SM) contracts only)             considerations for QP (Defined Contribution)
                                                                                 contracts in Puerto Rico".

               See "Exercise rules" under "Guaranteed minimum income             Exercise restrictions for the GMIB on a Puerto Rico
               benefit" in "Contract features and benefits" (For Accumula-       QPDC contract are described below, under "Purchase
               tor(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)      considerations for QP (Defined Contribution)
               contracts only)                                                   contracts in Puerto Rico", and in your contract.

               See "Lifetime required minimum distribution withdrawals"          This option is not available with QPDC contracts.
               in "Accessing your money" (For Accumulator(R), Accumula-
               tor(R) Plus(SM) and Accumulator(R) Elite(SM) contracts only)

               See "Income Manager(R) payout options" in "Accessing your         This payout option is not available with QPDC
               money" (For Accumulator(R), Accumulator(R) Plus(SM) and Accu-     contracts.
               mulator(R) Elite(SM) contracts only)

               See "Transfers of ownership, collateral assignments, loans        Transfers of ownership of QP contracts are governed
               and borrowing" in "More information" (For Accumulator(R),         by Puerto Rico law. Please consult your tax, legal
               Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts    or plan advisor if you intend to transfer ownership
               only)                                                             of your contract.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or variations of certain features and benefits F-8


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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                        AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     "Purchase considerations for QP (Defined Contribution)       PURCHASE CONSIDERATIONS FOR QP (DEFINED CONTRIBUTION)
(CONTINUED)     contracts in Puerto Rico" -- this section replaces "Appen-   CONTRACTS IN PUERTO RICO:
                dix II: Purchase considerations for QP contracts" in this    Trustees who are considering the purchase of an
                Prospectus. (For Accumulator(R), Accumulator(R) Plus(SM)     Accumulator(R) Series QP contract in Puerto Rico should
                and Accumulator(R) Elite(SM) contracts only)                 discuss with their tax, legal and plan advisors whether
                                                                             this is an appropriate investment vehicle for the
                                                                             employer's plan. Trustees should consider whether the
                                                                             plan provisions permit the investment of plan assets in
                                                                             the QP contract, the Guaranteed minimum income benefit
                                                                             and other guaranteed benefits, and the payment of death
                                                                             benefits in accordance with the requirements of Puerto
                                                                             Rico income tax rules. The QP contract and this
                                                                             Prospectus should be reviewed in full, and the
                                                                             following factors, among others, should be noted.

                                                                             LIMITS ON CONTRACT OWNERSHIP:
                                                                             o The QP contract is offered only as a funding vehicle
                                                                               to qualified plan trusts of single participant
                                                                               defined contribution plans that are tax-qualified
                                                                               under Puerto Rico law, not United States law. The
                                                                               contract is not available to US qualified plans or to
                                                                               defined benefit plans qualifying under Puerto Rico
                                                                               law.
                                                                             o The QP contract owner is the qualified plan trust.
                                                                               The annuitant under the contract is the self-employed
                                                                               Puerto Rico resident, who is the sole plan
                                                                               participant.
                                                                             o This product should not be purchased if the self-
                                                                               employed individual anticipates having additional
                                                                               employees become eligible for the plan. We will not
                                                                               allow additional contracts to be issued for
                                                                               participants other than the original business owner.
                                                                             o If the business that sponsors the plan adds another
                                                                               employee, no further contributions may be made to the
                                                                               contract. If the employer moves the funds to another
                                                                               funding vehicle that can accommodate more than one
                                                                               employee, this move could result in surrender
                                                                               charges, if applicable, and the loss of guaranteed
                                                                               benefits in the contract.

                                                                             LIMITS ON CONTRIBUTIONS:
                                                                             o All contributions must be direct transfers from other
                                                                               investments within an existing qualified plan trust.
                                                                             o Employer payroll contributions are not accepted.
                                                                             o Only one additional transfer contribution may be made
                                                                               per contract year.
                                                                             o Checks written on accounts held in the name of the
                                                                               employer instead of the plan or the trustee will not
                                                                               be accepted.
                                                                             o As mentioned above, if a new employee becomes
                                                                               eligible for the plan, the trustee will not be
                                                                               permitted to make any further contributions to the
                                                                               contract established for the original business owner.
------------------------------------------------------------------------------------------------------------------------------------

F-9 Appendix VI: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                              AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO                                                        LIMITS ON PAYMENTS:
(CONTINUED)                                                        o Loans are not available under the contract.
                                                                   o All payments are made to the plan trust as owner, even though the plan participant/annuitant is the ultimate recipient of the benefit payment.
                                                                   o AXA Equitable does no tax reporting or withholding of any kind.
                                                                     The plan administrator or trustee will be solely responsible for performing or providing for all such services.
                                                                   o AXA Equitable does not offer contracts that qualify as IRAs under Puerto Rico law. The plan trust will exercise the GMIB and must continue to hold the supplementary contract for the duration of the GMIB payments.

                                                                   PLAN TERMINATION:
                                                                   o If the plan participant terminates the business, and as a result wishes to terminate the plan, the trust would have to be kept in existence to receive payments. This could create
                                                                     expenses for the plan.
                                                                   o If the plan participant terminates the plan and the trust is dissolved, or if the plan trustee (which may or may not be the same as the plan participant) is unwilling to accept payment to the plan trust for any reason, AXA Equitable would have to change the contract from a Puerto Rico QP to NQ in order to make payments to the individual as the new owner. Depending on when this occurs, it could be a taxable distribution from the plan, with a potential tax of the entire account value of the contract. Puerto Rico income tax withholding and reporting by the plan trustee could apply to the distribution transaction.
                                                                   o If the plan trust is receiving GMIB payments and the trust is subsequently terminated, transforming the contract into an individually owned NQ contract, the trustee would be
                                                                     responsible for the applicable Puerto Rico income tax
                                                                     withholding and reporting on the present value of the remaining annuity payment stream.
                                                                   o AXA Equitable is a U.S. insurance company, therefore
                                                                     distributions under the NQ contract could be subject to United
                                                                     States taxation and withholding on a "taxable amount not
                                                                     determined" basis.

                Tax information-- special rules for NQ contracts   Income from NQ contracts we issue is U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income.
                                                                   Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S.
                                                                   and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid.
                                                                   Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------

                                Appendix VI: State contract availability and/or variations of certain features and benefits F-10


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
------------------------------------------------------------------------------------------------------------------------------------
STATE        FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
TEXAS        See "Annual administrative charge" in "Charges and            The annual administrative charge will not be deducted
             expenses"                                                     from amounts allocated to the Guaranteed interest option.


             See "How you can contribute to your contract" in "Contract    The $2,500,000 limitation on aggregate contributions
             features and benefits"                                        under all AXA Equitable annuity accumulation contracts
                                                                           with the same owner or annuitant does not apply.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON   Guaranteed interest option                                    Not Available

             Investment simplifier -- Fixed-dollar option                  Not Available
             and Interest sweep option

             Income Manager(R) payout option                               Not Available

             Earnings enhancement benefit                                  Not Available

             Special dollar cost averaging program (for Accumulator(R)     o Available only at issue.
             and Accumulator(R) EliteSM contracts only)                    o Subsequent contributions cannot be used to elect new
                                                                             programs. You may make subsequent contributions to the
                                                                             initial programs while they are still running.

             "Greater of 4% Roll-Up to age 85 or Annual Ratchet to         All references to this feature are deleted in their
             age 85 enhanced death benefit"                                entirety.

                                                                           You have the choice of the following guaranteed minimum
                                                                           death benefits: the Annual Ratchet to age 85 or the Stan-
                                                                           dard death benefit.

             See "How withdrawals affect your Guaranteed minimum           The first sentence of the third paragraph is replaced
             income benefit, Guaranteed minimum death benefit and          with the following:
             Principal guarantee benefits" in "Accessing your money"
                                                                           With respect to the Guaranteed minimum income benefit,
                                                                           withdrawals (including any applicable withdrawal charges)
                                                                           will reduce the 5% Roll-Up to age 85 benefit base on a
                                                                           dollar-for-dollar basis, as long as the sum of the
                                                                           withdrawals in a contract year is 5% or less of the 5%
                                                                           Roll-Up benefit base on the contract issue date or the
                                                                           most recent contract date anniversary, if later.

             See "Guaranteed minimum death benefit" in                     You have a choice of the standard death benefit or the
             "Contract features and benefits"                              Annual Ratchet to age 85 enhanced death benefit. The
                                                                           Standard death benefit and the Annual Ratchet to age 85
                                                                           enhanced death benefit may be combined with the Guaran-
                                                                           teed minimum income benefit.

             See "Annual administrative charge" in "Charges and            The second paragraph of this section is replaced with the
             expenses"                                                     following:

                                                                           The annual administrative charge will be deducted from
                                                                           the value in the variable investment options on a pro
                                                                           rata basis. If those amounts are insufficient, we will
                                                                           deduct all or a portion of the charge from the account
                                                                           for special dollar cost averaging (for Accumulator(R) and
                                                                           Accumulator(R) Elite(SM) contracts) or the account for
                                                                           special money market dollar cost averaging (for
                                                                           Accumulator(R) Plus(SM) and Accumulator(R) Select(SM)
                                                                           contracts). If the contract is surrendered or annuitized
                                                                           or a death benefit is paid on a date other than a
                                                                           contract date anniversary, we will deduct a pro rata
                                                                           portion of that charge for the year.

             See "10% free withdrawal amount" under "Withdrawal            The 10% free withdrawal amount applies to full
             charge" in "Charges and expenses" (For Accumulator(R),        surrenders.
             Accumulator(R) Plus(SM and Accumulator(R) Elite(SM contracts only)
------------------------------------------------------------------------------------------------------------------------------------


F-11 Appendix VI: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
STATE           FEATURES AND BENEFITS                                         AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "Withdrawal charge" in "Charges and expenses" under       The owner (or older joint owner, if applicable) has
(CONTINUED)     "Disability, terminal illness, or confinement to nursing      qualified to receive Social Security disability
                home" (For Accumulator(R), Accumulator(R) Plus(SM) and Accu-  benefits as certified by the Social Security
                mulator(R) Elite(SM) contracts only)                          Administration or a statement from an independent U.S.
                                                                              licensed physician stating that the owner (or older
                                                                              joint owner, if applicable) meets the definition of
                                                                              total disability for at least 6 continuous months
                                                                              prior to the notice of claim. Such disability must be
                                                                              re-certified every 12 months.
------------------------------------------------------------------------------------------------------------------------------------

                                 Appendix VI: State contract availability and/or
                                variations of certain features and benefits F-12


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Appendix VII: Contract variations

--------------------------------------------------------------------------------

You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VI earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.


------------------------------------------------------------------------------------------------------------------------------------
APPROXIMATE TIME PERIOD         FEATURE/BENEFIT                                VARIATION
------------------------------------------------------------------------------------------------------------------------------------
November 2008 - February 2009   4% Roll-Up to age 85 benefit base              There is no 4% Roll-Up to age 85 benefit base under
                                                                               these contracts. Instead, there is a 6% Roll-Up to
                                                                               age 85 benefit base. This benefit base is used for
                                                                               the Greater of 6% Roll-Up to age 85 or Annual Ratchet
                                                                               to age 85 enhanced death benefit AND for the
                                                                               Guaranteed minimum income benefit.

                                                                               The effective annual roll-up rate credited to the
                                                                               benefit base is:

                                                                               o 6% with respect to the variable investment options
                                                                                 (including amounts allocated to the account for
                                                                                 special money market dollar cost averaging under
                                                                                 Accumulator(R) Plus(SM) and Accumulator(R)
                                                                                 Select(SM) contracts but excluding all other
                                                                                 amounts allocated to the EQ/Money Market variable
                                                                                 investment option), and the account for special
                                                                                 dollar cost averaging (under Accumulator(R) and
                                                                                 Accumulator(R) Elite(SM) contracts only); the
                                                                                 effective annual rate may be 4% in some states. See
                                                                                 Appendix VI earlier in this prospectus to see what
                                                                                 applies in your state;

                                                                               o 3% with respect to the EQ/Money Market variable
                                                                                 investment option, the guaranteed interest option
                                                                                 and the loan reserve account under Rollover TSA (if
                                                                                 applicable).

                                Greater of 6% to age 85 or Annual Ratchet      The fee for this benefit was 0.80%.
                                to age 85 Guaranteed minimum death
                                benefit (only available if you also elect the  If you elect to reset the Roll-Up benefit base, we
                                Guaranteed minimum income benefit)             reserve the right to increase your charge up to
                                                                               0.95%.

                                Guaranteed minimum income benefit              The fee for this benefit was 0.80%.

                                                                               If you elect to reset the Roll-Up benefit base, we
                                                                               reserve the right to increase your charge up to
                                                                               1.05%.
------------------------------------------------------------------------------------------------------------------------------------

G-1 Appendix VII: Contract variations


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
------------------------------------------------------------------------------------------------------------------------------------
APPROXIMATE TIME PERIOD         FEATURE/BENEFIT                                VARIATION
------------------------------------------------------------------------------------------------------------------------------------
November 2008 - February 2009   Guaranteed withdrawal benefit for life (upon   The fee for this benefit was 0.80%.
(continued)                     conversion of the Guaranteed minimum
                                income benefit)                                If your GWBL benefit base ratchets, we reserve the
                                                                               right to increase your charge up to 1.05%.

                                                                               Each relevant Applicable percentage is two percentage
                                                                               points higher than the corresponding Applicable
                                                                               percentage disclosed earlier in this Prospectus.

                                                                               If this benefit is in effect, the variable investment
                                                                               options available to you include the EQ/Franklin
                                                                               Templeton Allocation Portfolio, in addition to the
                                                                               AXA Allocation Portfolios.

                                Principal guarantee benefit                    If the 100% Principal guarantee benefit is in effect,
                                                                               the variable investment options available to you
                                                                               include the EQ/Franklin Templeton Allocation
                                                                               Portfolio, in addition to the AXA Allocation
                                                                               Portfolios.

                                Variable investment options                    All variable investment options listed in this
                                                                               Prospectus are available under your contract.
------------------------------------------------------------------------------------------------------------------------------------
February 2009 - June 2009       4% Roll-Up to age 85 benefit base              There is no 4% Roll-Up to age 85 benefit base under
                                                                               these contracts. Instead, there is a 5% Roll-Up to
                                                                               age 85 benefit base. This benefit base is used for
                                                                               the Greater of 5% Roll-Up to age 85 or Annual Ratchet
                                                                               to age 85 enhanced death benefit AND for the
                                                                               Guaranteed minimum income benefit.

                                                                               The effective annual roll-up rate credited to the
                                                                               benefit base is:

                                                                               o 5% with respect to the variable investment options
                                                                                 (including amounts allocated to the account for
                                                                                 special money market dollar cost averaging under
                                                                                 Accumulator(R) Plus(SM) and Accumulator(R)
                                                                                 Select(SM) contracts but excluding all other
                                                                                 amounts allocated to the EQ/Money Market variable
                                                                                 investment option), and the account for special
                                                                                 dollar cost averaging (under Accumulator(R) and
                                                                                 Accumulator(R) Elite(SM) contracts only); the
                                                                                 effective annual rate may be 4% in some states. See
                                                                                 Appendix VI earlier in this Prospectus to see what
                                                                                 applies in your state;

                                                                               o 2% with respect to the EQ/Money Market variable
                                                                                 investment option, the guaranteed interest option
                                                                                 and the loan reserve account under Rollover TSA (if
                                                                                 applicable).

                                Greater of 5% to age 85 or Annual Ratchet      The fee for this benefit was 0.85%.
                                to age 85 Guaranteed minimum death
                                benefit (only available if you also elect the  If you elect to reset the Roll-Up benefit base, we
                                Guaranteed minimum income benefit)             reserve the right to increase your charge up to
                                                                               0.95%.

                                Guaranteed minimum income benefit              The fee for this benefit was 0.85%.

                                                                               If you elect to reset the Roll-Up benefit base, we
                                                                               reserve the right to increase your charge up to
                                                                               1.05%.
------------------------------------------------------------------------------------------------------------------------------------


                                           Appendix VII: Contract variations G-2


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
------------------------------------------------------------------------------------------------------------------------------------
APPROXIMATE TIME PERIOD     FEATURE/BENEFIT                                VARIATION
------------------------------------------------------------------------------------------------------------------------------------
February 2009 - June 2009   Guaranteed withdrawal benefit for life (upon   The fee for this benefit was 0.85%.
(continued)                 conversion of the Guaranteed minimum
                            income benefit)                                If your GWBL benefit base ratchets, we reserve the right
                                                                           to increase your charge up to 1.05%.

                                                                           Each relevant Applicable percentage is one percentage
                                                                           point higher than the corresponding Applicable percentage
                                                                           disclosed earlier in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
February 2009 - present     Variable investment options                    Only the variable investment options marked with a "+" on
                                                                           the front cover of this Prospectus are available under
                                                                           your contract.
------------------------------------------------------------------------------------------------------------------------------------
June 2009 - present         Rollover TSA                                   Not Available
------------------------------------------------------------------------------------------------------------------------------------

G-3 Appendix VII: Contract variations


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Appendix VIII: Tax-sheltered annuity contracts (TSAs)


--------------------------------------------------------------------------------


GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

o the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

o   the owner dies; or

o the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income.



                       Appendix VIII: Tax-sheltered annuity contracts (TSAs) H-1


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Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed withdrawal benefit for life Maturity date annuity payments, and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1) The greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan bal ance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above;

o   the participant fails to repay the interest or principal when due; or


H-2 Appendix VIII: Tax-sheltered annuity contracts (TSAs)


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o   in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.


SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:



                       Appendix VIII: Tax-sheltered annuity contracts (TSAs) H-3


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o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).



H-4 Appendix VIII: Tax-sheltered annuity contracts (TSAs)


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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                           Page


Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  The Accumulator(R) Series
  P.O. Box 1547
  Secaucus, NJ 07096-1547

-----------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2010.


--------------------------------------------------------------------------------


Name



--------------------------------------------------------------------------------


Address



--------------------------------------------------------------------------------
City           State    Zip










                   x02992/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

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The Accumulator(R) Series

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED MAY 1, 2010

Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?


The Accumulator(R) Series are deferred annuity contracts issued by AXA EQUITABLE LIFE INSURANCE COMPANY. The series consists of Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money market dollar cost averaging(+).

This Prospectus is not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus; however, because certain provisions may be changed after the date of this Prospectus in accordance with the contract, the description of the contract's provisions in this Prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
----------------------
(+) The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite(SM) contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts.



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*             o EQ/Calvert Socially Responsible
o AXA Conservative Allocation*           o EQ/Capital Guardian Growth
o AXA Conservative-Plus Allocation*      o EQ/Capital Guardian Research
o AXA Moderate Allocation*               o EQ/Common Stock Index
o AXA Moderate-Plus Allocation*          o EQ/Core Bond Index
o EQ/AllianceBernstein International     o EQ/Davis New York Venture
o EQ/AllianceBernstein Small Cap         o EQ/Equity 500 Index
  Growth                                 o EQ/Equity Growth PLUS
o EQ/AXA Franklin Small Cap Value Core   o EQ/Franklin Core Balanced
o EQ/BlackRock Basic Value Equity        o EQ/Franklin Templeton Allocation
o EQ/BlackRock International Value       o EQ/GAMCO Mergers and Acquisitions
o EQ/Boston Advisors Equity Income       o EQ/GAMCO Small Company Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o EQ/Global Bond PLUS                    o EQ/PIMCO Ultra Short Bond
o EQ/Global Multi-Sector Equity          o EQ/Quality Bond PLUS
o EQ/Intermediate Government Bond        o EQ/Small Company Index
  Index                                  o EQ/T. Rowe Price Growth Stock
o EQ/International Core PLUS             o EQ/Templeton Global Equity
o EQ/International Growth                o EQ/UBS Growth and Income
o EQ/JPMorgan Value Opportunities        o EQ/Van Kampen Comstock
o EQ/Large Cap Core PLUS                 o EQ/Wells Fargo Advantage Omega
o EQ/Large Cap Growth Index                Growth**
o EQ/Large Cap Growth PLUS               o Multimanager Aggressive Equity
o EQ/Large Cap Value Index               o Multimanager Core Bond
o EQ/Large Cap Value PLUS                o Multimanager International Equity
o EQ/Lord Abbett Growth and Income       o Multimanager Large Cap Core Equity
o EQ/Lord Abbett Large Cap Core          o Multimanager Large Cap Growth***
o EQ/Mid Cap Index                       o Multimanager Large Cap Value
o EQ/Mid Cap Value PLUS                  o Multimanager Mid Cap Growth
o EQ/Money Market                        o Multimanager Mid Cap Value
o EQ/Montag & Caldwell Growth            o Multimanager Multi-Sector Bond
o EQ/Morgan Stanley Mid Cap Growth**     o Multimanager Small Cap Growth
o EQ/Mutual Large Cap Equity             o Multimanager Small Cap Value
o EQ/Oppenheimer Global                  o Multimanager Technology
--------------------------------------------------------------------------------


*    The "AXA Allocation" Portfolios.

** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.
*** Please see "Portfolios of the Trusts" later in this Prospectus regarding the planned substitution of this variable investment option.


You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                           X02977  '07/'07.5 All

                                                                        (R-4/15)

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You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts), which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). The permitted variable investment options are described later in this Prospectus.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA. We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer and specified direct rollover contributions only).

o An annuity that is an investment vehicle for qualified defined contribution plans and certain qualified defined benefit plans ("QP") (Rollover and direct transfer contributions only).

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).

Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "How you can contribute to your contract" in "Contract features and benefits" for more information.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


CONTRACT VARIATIONS. These versions of the Accumulator(R) Series contracts are no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VIII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.


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Contents of this Prospectus

--------------------------------------------------------------------------------
THE ACCUMULATOR(R) SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        7
How to reach us                                                              8
The Accumulator(R) Series at a glance -- key features                       10



--------------------------------------------------------------------------------
FEE TABLE                                                                   13
--------------------------------------------------------------------------------

Examples                                                                    15

Condensed financial information                                             16



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           17
--------------------------------------------------------------------------------
How you can contribute to your contract                                     17
Owner and annuitant requirements                                            23
How you can make your contributions                                         23
What are your investment options under the contract?                        24
Portfolios of the Trusts                                                    25
Allocating your contributions                                               32
Credits (for Accumulator(R) Plus(SM) contracts only)                        35
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                 36
Annuity purchase factors                                                    38
Guaranteed minimum income benefit                                           38
Guaranteed minimum death benefit                                            41
Guaranteed withdrawal benefit for life ("GWBL")                             43
Principal guarantee benefits                                                47
Inherited IRA beneficiary continuation contract                             48
Your right to cancel within a certain number of days                        49



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        50
--------------------------------------------------------------------------------
Your account value and cash value                                           50
Your contract's value in the variable investment options                    50
Your contract's value in the guaranteed interest option                     50
Your contract's value in the fixed maturity options                         50
Your contract's value in the account for special dollar
     cost averaging                                                         50
Insufficient account value                                                  50


----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.



                                                  Contents of this Prospectus  3

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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         52
--------------------------------------------------------------------------------
Transferring your account value                                             52
Disruptive transfer activity                                                52
Rebalancing your account value                                              53



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     55
--------------------------------------------------------------------------------
Withdrawing your account value                                              55
How withdrawals are taken from your account value                           57
How withdrawals affect your Guaranteed minimum
     income benefit, Guaranteed minimum death benefit
     and Principal guarantee benefits                                       58
How withdrawals affect your GWBL and GWBL Guaranteed
     minimum death benefit                                                  58
Withdrawals treated as surrenders                                           58
Loans under Rollover TSA contracts                                          58
Surrendering your contract to receive its cash value                        59
When to expect payments                                                     59
Your annuity payout options                                                 60



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     63
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          63
Charges that the Trusts deduct                                              67
Group or sponsored arrangements                                             67
Other distribution arrangements                                             68



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 69
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     69
Beneficiary continuation option                                             71



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                          74
--------------------------------------------------------------------------------
Overview                                                                    74

Contracts that fund a retirement arrangement                                74
Special rule for conversions to Roth IRA in 2010                            74

Transfers among investment options                                          74
Taxation of nonqualified annuities                                          74
Individual retirement arrangements (IRAs)                                   76
     Traditional individual retirement annuities (traditional IRAs)         77

     Roth individual retirement annuities (Roth IRAs)                       81

Federal and state income tax withholding and
     information reporting                                                  84
Special rules for contracts funding qualified plans                         85
Impact of taxes to AXA Equitable                                            85

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         86
--------------------------------------------------------------------------------
About Separate Account No. 49                                               86
About the Trusts                                                            86
About our fixed maturity options                                            86
About the general account                                                   87
About other methods of payment                                              88
Dates and prices at which contract events occur                             88
About your voting rights                                                    89
Statutory compliance                                                        90
About legal proceedings                                                     90
Financial statements                                                        90
Transfers of ownership, collateral assignments, loans
     and borrowing                                                          90
About Custodial IRAs                                                        91

How divorce may affect your optional guaranteed benefits                    91
How divorce may affect your Joint Life GWBL                                 91

Distribution of the contracts                                               91



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                           93
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
   I -- Condensed financial information                                    A-1
  II -- Purchase considerations for QP contracts                           B-1
 III -- Market value adjustment example                                    C-1
  IV -- Enhanced death benefit example                                     D-1
   V -- Hypothetical illustrations                                         E-1
  VI -- Earnings enhancement benefit example                               F-1
 VII -- State contract availability and/or variations of certain
        features and benefits                                              G-1
VIII -- Contract variations                                                H-1

 IX --  Tax-sheltered annuity contracts (TSAs)                             I-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------



4  Contents of this Prospectus

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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Core Equity                              MMLCCE 1-4
Multimanager Large Cap Growth                                    MMLCG 1-3
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/Franklin Core Balanced                                        EQFCB 1-5
EQ/Franklin Templeton Allocation                                 EQFTA 1-4
EQ/GAMCO Mergers and Acquisitions                                EQGMA 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Bond PLUS                                              EQGBP 1-4
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth Index                                       EQLCGI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3


                                      Contents of this Prospectus (Cont'd.)  4-a

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EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Mutual Large Cap Equity                                      EQMLCE 1-5
EQ/Oppenheimer Global                                             EQOG 1-4
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/UBS Growth and Income                                         EQUGI 1-3
EQ/Van Kampen Comstock                                           EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                           EQWFAO 1-3


4-b  Contents of this Prospectus (Cont'd.)

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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.



                                                                  PAGE
   3% Roll-Up to age 85                                             37
   6% Roll-Up to age 85                                             36
   6-1/2% Roll-Up to age 85                                         36
   account for special dollar cost averaging                        32
   account for special money market dollar cost averaging           33
   account value                                                    50
   administrative charge                                            64
   annual administrative charge                                     64
   Annual Ratchet                                                   45
   Annual Ratchet to age 85 enhanced death benefit                  36
   annuitant                                                        17
   annuitization                                                    60
   annuity maturity date                                            62
   annuity payout options                                           60
   annuity purchase factors                                         38
   automatic annual reset program                                   37
   automatic customized reset program                               37
   automatic investment program                                     88
   AXA Allocation portfolios                                     cover
   beneficiary                                                      69
   Beneficiary continuation option ("BCO")                          71
   business day                                                     88
   cash value                                                       50
   charges for state premium and other applicable taxes             67
   contract date                                                    23
   contract date anniversary                                        23
   contract year                                                    23
   contributions to Roth IRAs                                       82
      regular contributions                                         82
      rollovers and transfers                                       82
      conversion contributions                                      83
   contributions to traditional IRAs                                77
      regular contributions                                         77
      rollovers and direct transfers                                78
   credit                                                           35
   disability, terminal illness or confinement to nursing home      65
   disruptive transfer activity                                     52
   Distribution Charge                                              63
   Earnings enhancement benefit                                     42
   Earnings enhancement benefit charge                              66
   ERISA                                                            68
   fixed-dollar option                                              34
   fixed maturity options                                           31
   Flexible Premium IRA                                          cover
   Flexible Premium Roth IRA                                     cover
   free look                                                        49
   free withdrawal amount                                           64
   general account                                                  87
   general dollar cost averaging                                    34
   guaranteed interest option                                       31
   Guaranteed minimum death benefit                                 37
   Guaranteed minimum death benefit and Guaranteed
      minimum income benefit base                                   36
   Guaranteed minimum income benefit                                38
   Guaranteed minimum income benefit and the
      Roll-Up benefit base reset option                             37


                                                                  PAGE
   Guaranteed minimum income benefit charge                         65
   Guaranteed minimum income benefit "no lapse guarantee"           41
   Guaranteed withdrawal benefit for life ("GWBL")                  43
   Guaranteed withdrawal benefit for life charge                    67
   GWBL benefit base                                                44
   Inherited IRA                                                 cover
   investment options                                            cover
   Investment simplifier                                            34
   IRA                                                           cover
   IRS                                                              74
   lifetime required minimum distribution withdrawals               56
   loan reserve account                                             59
   loans under Rollover TSA                                         58
   market adjusted amount                                           31
   market value adjustment                                          31
   market timing                                                    52
   Maturity date annuity payments                                   62
   maturity dates                                                   31
   maturity value                                                   31
   Mortality and expense risks charge                               63
   NQ                                                            cover
   one-time reset option                                            37
   Online Account Access                                             8
   partial withdrawals                                              55
   participant                                                      23
   permitted variable investment options                            24
   Portfolio                                                     cover
   Principal guarantee benefits                                     47
   processing office                                                 8
   QP                                                            cover
   rate to maturity                                                 31
   rebalancing                                                      53
   Rollover IRA                                                  cover
   Rollover TSA                                                  cover
   Roth Conversion IRA                                           cover
   Roth IRA                                                      cover
   SAI                                                           cover
   SEC                                                           cover
   self-directed allocation                                         32
   Separate Account No. 49                                          86
   Special dollar cost averaging                                    32
   Special money market dollar cost averaging                       33
   Spousal continuation                                             70
   standard death benefit                                           36
   substantially equal withdrawals                                  56
   systematic withdrawals                                           56
   TOPS                                                              8
   TSA                                                           cover
   traditional IRA                                               cover
   Trusts                                                           86
   unit                                                             50
   variable investment options                                      24
   wire transmittals and electronic applications                    88
   withdrawal charge                                                64


                                               Index of key words and phrases  5

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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.


-----------------------------------------------------------------------------------------------
  PROSPECTUS                               CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------------------------
  fixed maturity options                   Guarantee Periods (Guaranteed Fixed
                                           Interest Accounts in supplemental materials)
  variable investment options              Investment Funds
  account value                            Annuity Account Value
  rate to maturity                         Guaranteed Rates
  unit                                     Accumulation Unit
  Guaranteed minimum death benefit         Guaranteed death benefit
  Guaranteed minimum income benefit        Guaranteed Income Benefit
  guaranteed interest option               Guaranteed Interest Account
  Guaranteed withdrawal benefit for life   Guaranteed withdrawal benefit
  GWBL benefit base                        Guaranteed withdrawal benefit for life
                                           benefit base
  Guaranteed annual withdrawal amount      Guaranteed withdrawal benefit for life Annual
                                           withdrawal amount
  Excess withdrawal                        Guaranteed withdrawal benefit for life Excess
                                           withdrawal
-----------------------------------------------------------------------------------------------

6 Index of key words and phrases

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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is Axa Equitable?  7

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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

     The Accumulator(R) Series
     P.O. Box 1577
     Secaucus, NJ 07096-1577


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:

     The Accumulator(R) Series
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:

     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.


--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.


--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options (not available through Online Account Access);

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o  elect to receive certain contract statements electronically;

o enroll in, modify or cancel a rebalancing program (through Online Account Access only);

o  change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o  access Frequently Asked Questions and Service Forms (not available through
   TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will


8  Who is Axa Equitable?

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provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).



--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2) conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4) requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)  spousal consent for loans under Rollover TSA contracts;

(6) requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)  tax withholding elections;

(8)  election of the beneficiary continuation option;

(9)  IRA contribution recharacterizations;

(10) Section 1035 exchanges;

(11) direct transfers and rollovers;

(12) exercise of the Guaranteed minimum income benefit;

(13) requests to reset your Roll-Up benefit base by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;

(14) requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15) death claims;

(16) change in ownership (NQ only, if available under your contract);

(17) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL");

(18) purchase by, or change of ownership to, a non-natural owner;

(19) requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit; and

(20) requests to collaterally assign your NQ contract.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options);

(4) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only); and

(5) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only).


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3) special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts only);

(4) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only);

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)  automatic annual reset program; and

(2)  automatic customized reset program.

                      ----------------------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


                                                        Who is Axa Equitable?  9

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The Accumulator(R) Series at a glance -- key features


--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
FOUR CONTRACT SERIES      This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R),
                          Accumulator(R) Plus(SM), Accumulator(R) Elite(SM), and Accumulator Select(SM). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                          Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                          Each series is subject to different contribution rules, which are described in "Contribution amounts" later in this section and in "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.

                          The chart below shows the availability of key features under each series of the contract.

                                                                  ACCUMULATOR(R)   ACCUMULATOR(R)   ACCUMULATOR(R)
                                                 ACCUMULATOR(R)   PLUS(SM)         ELITE(SM)        SELECT(SM)
                          ---------------------------------------------------------------------------------------------------
                          Special dollar cost      Yes            No               Yes              No
                          averaging
                          ---------------------------------------------------------------------------------------------------
                          Special money market     No             Yes              No               Yes
                          dollar cost averaging
                          ---------------------------------------------------------------------------------------------------
                          Credits                  No             Yes              No               No

                          Throughout the Prospectus, any differences among the contract series are identified.

                          You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
-----------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   The Accumulator(R) Series' variable investment options invest in different Portfolios managed by
MANAGEMENT                professional investment advisers.
-----------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS    o Fixed maturity options ("FMOs") with maturities ranging from approximately 1 to 10 years
                            (subject to availability).

                          o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                          ---------------------------------------------------------------------------------------------------
                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
-----------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST       o Principal and interest guarantees.
OPTION                    o Interest rates set periodically.
-----------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS        o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                          ---------------------------------------------------------------------------------------------------
                          o No tax on transfers among investment options inside the contract.
                          ---------------------------------------------------------------------------------------------------
                          If you are purchasing or contributing to an annuity contract, which is an Individual
                          Retirement Annuity (IRA) or Tax Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of these contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
-----------------------------------------------------------------------------------------------------------------------------


10 The Accumulator(R) Series at a glance -- key features
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
------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The Guaranteed minimum income benefit provides income protection for you during your life once
INCOME BENEFIT            you elect to annuitize the contract.
------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL     The Guaranteed withdrawal benefit for life option ("GWBL") guarantees that you can take
BENEFIT FOR LIFE          withdrawals up to a maximum amount each contract year (your "Guaranteed annual withdrawal amount") beginning at age 45 or later.

                          Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to zero (unless it is caused by a withdrawal that exceeds your Guaranteed annual withdrawal amount).
------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. Please see "How you can contribute to your contract" under "Contract features and benefits" for more information.

                                                                  ACCUMULATOR(R)   ACCUMULATOR(R)   ACCUMULATOR(R)
                                                 ACCUMULATOR(R)   PLUS(SM)         ELITE(SM)        SELECT(SM)
                          ---------------------------------------------------------------------------------------------------
                          NQ                     $5,000 ($500)*   $10,000 ($500)*  $10,000 ($500)*   $25,000 ($500)*
                          ---------------------------------------------------------------------------------------------------
                          Rollover IRA           $5,000 ($50)*    $10,000 ($50)*   $10,000 ($50)*    $25,000 ($50)*
                          ---------------------------------------------------------------------------------------------------
                          Flexible Premium IRA   $4,000 ($50)**   n/a              n/a               n/a
                          ---------------------------------------------------------------------------------------------------
                          Roth Conversion IRA    $5,000 ($50)*    $10,000 ($50)*   $10,000 ($50)*    $25,000 ($50)*
                          ---------------------------------------------------------------------------------------------------
                          Flexible Premium
                          Roth IRA               $4,000 ($50)**   n/a              n/a               n/a
                          ---------------------------------------------------------------------------------------------------
                          Inherited IRA
                          Beneficiary
                          Continuation contract
                          (traditional IRA or    $5,000 ($1,000)  n/a              $10,000 ($1,000)  $25,000 ($1,000)
                          Roth IRA) ("Inherited
                          IRA")
                          ---------------------------------------------------------------------------------------------------
                          QP                     $5,000 ($500)    $10,000 ($500)   $10,000 ($500)     n/a
                          ---------------------------------------------------------------------------------------------------
                          Rollover TSA           $5,000 ($500)    $10,000 ($500)   $10,000 ($500)    $25,000 ($500)
                          ---------------------------------------------------------------------------------------------------
                          *  $100 monthly and $300 quarterly under our automatic investment program.
                          ** $50 monthly or quarterly under our automatic investment program.

                          o Maximum contribution limitations apply to all contracts. For more information, please see
                            "How you can contribute to your contract" in "Contract features and benefits" later in this
                            Prospectus.
                          ---------------------------------------------------------------------------------------------------
                          In general, contributions are limited to $1.5 million ($500,000 maximum for owners or annuitants who are age 81 and older at contract issue) under all Accumulator(R) Series contracts with the same owner or annuitant. We generally limit aggregate contributions made after the first contract year to 150% of first-year contributions. Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and
                          (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, please see "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account value. We allocate a credit to your account
(ACCUMULATOR(R) PLUS(SM)) value at the same time that we allocate your contributions. The credit will apply to
CONTRACTS ONLY)           additional contribution amounts only to the extent that those amounts exceed total withdrawals from the contract. The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to recovery by us in certain limited circumstances.
------------------------------------------------------------------------------------------------------------------------------


                        The Accumulator(R) Series at a glance -- key features 11

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
------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY      o Partial withdrawals

                          o Several withdrawal options on a periodic basis

                          o Loans under Rollover TSA contracts (employer or plan approval required)

                          o Contract surrender

                          o Maximum payment plan (only under contracts with GWBL)

                          o Customized payment plan (only under contracts with GWBL) You may incur a withdrawal charge
                            (not applicable to Accumulator(R) Select(SM) contracts) for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS            o Fixed annuity payout options

                          o Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                          o Income Manager(R) payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES       o Guaranteed minimum death benefit options

                          o Principal guarantee benefits

                          o Dollar cost averaging

                          o Automatic investment program

                          o Account value rebalancing (quarterly, semiannually, and annually)

                          o Free transfers

                          o Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home (not applicable to Accumulator(R) Select(SM) contracts)

                          o Earnings enhancement benefit, an optional death benefit available under certain contracts

                          o Spousal continuation

                          o Beneficiary continuation option

                          o Roll-Up benefit base reset
------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES          Please see "Fee table" later in this section for complete details.
------------------------------------------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE Please see "How you can contribute to your contract" in "Contract features and benefits" for
AGES                      owner and annuitant issue ages applicable to your contract.
------------------------------------------------------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.



OTHER CONTRACTS


We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.



12 The Accumulator(R) Series at a glance -- key features

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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.

All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions            ACCUMULATOR(R) ACCUMULATOR(R)   ACCUMULATOR(R)  ACCUMULATOR(R)
withdrawn (deducted if you surrender your contract or make certain                   PLUS(SM)         ELITE(SM)       SELECT(SM)
withdrawals or apply your cash value to certain payout options).(1)
                                                                      7.00%          8.00%            8.00%           N/A
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option upon annuitization
(which is described in a separate prospectus for that option)                $350 (for all Accumulator(R) Series contracts)
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(2)
   If your account value on a contract date anniversary is less
   than $50,000(3)                                                    $30
   If your account value on a contract date anniversary is
   $50,000 or more                                                    $0
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                                     ACCUMULATOR(R) ACCUMULATOR(R)   ACCUMULATOR(R)  ACCUMULATOR(R)
                                                                                     PLUS(SM)         ELITE(SM)       SELECT(SM)
Mortality and expense risks(4)                                        0.80%          0.95%            1.10%           1.10%
Administrative                                                        0.30%          0.35%            0.30%           0.25%
Distribution                                                          0.20%          0.25%            0.25%           0.35%
                                                                      -----          -----            -----           -----
Total Separate account annual expenses                                1.30%          1.55%            1.65%           1.70%
------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit and GWBL Standard death benefit             No Charge
   Annual Ratchet to age 85                                           0.25%
   Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85    0.80%(5)

    If you elect to reset this benefit base, if applicable, we
    reserve the right to increase your charge up to:                  0.95%

   Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85        0.65%(5)

    If you elect to reset this benefit base, if applicable, we
    reserve the right to increase your charge up to:                  0.80%

   Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85        0.65%
   GWBL Enhanced death benefit                                        0.30%
------------------------------------------------------------------------------------------------------------------------------------


                                                                    Fee table 13

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
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a percent-
age of the account value. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                                   0.50%

   125% Principal guarantee benefit                                   0.75%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (Calculated as
a percentage of the applicable benefit base. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)

If you elect the Guaranteed minimum income benefit that includes
the 6-1/2% Roll-Up benefit base                                       0.80%(5)

   If you elect to reset this benefit base, we reserve the right to
   increase your charge up to:                                        1.10%

If you elect the Guaranteed minimum income benefit that includes
the 6% Roll-Up benefit base                                           0.65%(5)

   If you elect to reset this Roll-Up benefit base, we reserve the
   right to increase your charge up to:                               0.95%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated as a per-
centage of the account value. Deducted annually(2) on each contract
date anniversary for which the benefit is in effect.)                 0.35%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE                 0.65% for the Single Life option
(Calculated as a percentage of the GWBL benefit base. Deducted        0.80% for the Joint Life option
annually(2) on each contract date anniversary.)

If your GWBL benefit base ratchets, we reserve the right to increase
your charge up to:                                                    0.80% for the Single Life option
                                                                      0.95% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

------------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY (Cal-
culated and deducted daily as a percentage of the outstanding loan
amount.)                                                              2.00%(6)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

------------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  -----      -------
other expenses)(7)                                                                 0.64%      1.48%




14 Fee table

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Notes:

(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:


     The withdrawal charge percentage we use is determined by the     Contract                   Accumulator(R)     Accumulator(R)
     contract year in  which you make the withdrawal or surrender     Year        Accumulator(R)    Plus(SM)           Elite(SM)
     your contract. For each contribution, we consider the contract   1..........     7.00%           8.00%              8.00%
     year in which we receive that contribution to be "contract       2..........     7.00%           8.00%              7.00%
     year 1")                                                         3..........     6.00%           7.00%              6.00%
                                                                      4..........     6.00%           7.00%              5.00%
                                                                      5..........     5.00%           6.00%              0.00%
                                                                      6..........     3.00%           5.00%              0.00%
                                                                      7..........     1.00%           4.00%              0.00%
                                                                      8..........     0.00%           3.00%              0.00%
                                                                      9+.........     0.00%           0.00%              0.00%

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable, is $30 for each contract year.

(4) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus(SM) contracts, the charges also compensate us for the expense associated with the credit.

(5) We reserve the right to increase this charge if you elect to reset your Roll-Up benefit base on any contract date anniversary. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus.

(6) We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan interest is calculated and for restrictions that may apply.


(7) "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.



EXAMPLES


These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with the Guaranteed minimum income benefit) would pay in the situations illustrated. These examples use an average annual administrative charge based on the charges paid in 2009, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.015%; Accumulator(R) Plus(SM) 0.013%; Accumulator(R) Elite(SM) 0.010%; and Accumulator(R) Select(SM) 0.009%.


The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the account for special money market dollar cost averaging (if applicable under your contract). A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus(SM) contracts assumes a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges that would apply based on a 5% rate of return and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:





                                                                  Fee table   15


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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        ACCUMULATOR(R)
-----------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,201    $2,135     $3,117      $5,550     N/A       $2,135     $3,117      $5,550
(b) assuming minimum fees and
    expenses of any of the Portfolio   $1,112    $!,877     $2,699     $4,784      N/A       $1,877     $2,699      $4,784
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                              ACCUMULATOR(R)
------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------
                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $501     $1,535     $2,617     $5,550
(b) assuming minimum fees and
    expenses of any of the Portfolios  $412     $1,277     $2,199     $4,784
------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                    ACCUMULATOR(R) PLUS(SM)
-----------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,341     $2,354     $3,411      $5,915     N/A       $2,354     $3,411      $5,915
(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,249     $2,087     $2,980      $5,136     N/A       $2,087     $2,980      $5,136
-----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------
                                             ACCUMULATOR(R) PLUS(SM)
------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $541     $1,654     $2,811     $5,915
(b) assuming minimum fees and
    expenses of any of the Portfolios   $449     $1,387     $2,380     $5,136
------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                                     ACCUMULATOR(R) ELITE(SM)
-----------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios  $1,337     $2,240     $2,784      $5,845     N/A       $2,240     $2,784      $5,845
(b) assuming minimum fees and
    expenses of any of the Portfolios  $1,249     $1,984     $2,373      $5,107     N/A       $1,984     $2,373      $5,107
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
                                             ACCUMULATOR(R) ELITE(SM)
------------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $537     $1,640     $2,784     $5,845
(b) assuming minimum fees and
    expenses of any of the Portfolios   $449     $1,384     $2,373     $5,107
------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------------------------------------------
                                                          ACCUMULATOR(R) SELECT(SM)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                     IF YOU ANNUITIZE AT THE END OF THE APPLICABLE     CONTRACT AT THE END OF THE APPLICABLE
                                                      TIME PERIOD                                  TIME PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
                                        1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   N/A        $2,005      $3,158      $6,236      $542       $1,655      $2,808      $5,886
(b) assuming minimum fees and
    expenses of any of the Portfolios   N/A        $1,749      $2,747      $5,502      $454       $1,399      $2,397      $5,152
-----------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circum-stances, please see Appendix V at the end of this Prospectus.


CONDENSED FINANCIAL INFORMATION

Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2009.


16 Fee table

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1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of owner and contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and the annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. We currently permit aggregate contributions greater than the 150% limit if both: (i) the owner (or joint owner or joint annuitant, if applicable) is age 75 or younger; and (ii) the aggregate contributions in any year after the 150% limit is reached do not exceed 100% of the prior year's contributions. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT              MINIMUM
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
NQ             Accumulator(R)             o Accumulator(R)             o After-tax money.           o Accumulator(R)
               Accumulator(R) Elite(SM)     $5,000 (initial)                                          Accumulator(R) Elite(SM)
               Accumulator(R) Select(SM)                               o Paid to us by check or       Accumulator(R) Select(SM)
               0 through 85               o Accumulator(R) Plus(SM)      transfer of contract value   No additional contributions
                                            Accumulator(R) Elite(SM)     in a tax-deferred exchange   may be made after attain-
               Accumulator(R) Plus(SM)      $10,000 (initial)            under Section 1035 of the    ment of age 86, or if later,
               0 through 80                                              Internal Revenue Code.       the first contract date anni-
                                          o Accumulator(R) Select(SM)                                 versary.*
                                            $25,000 (initial)
                                                                                                    o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series                                 No additional contributions
                                            $500 (additional)                                         may be made after attain-
                                                                                                      ment of age 81 or, if later,
                                          o The Accumulator(R) Series                                 the first contract date anni-
                                            $100 monthly and $300                                     versary.*
                                            quarterly under our auto-
                                            matic investment program
                                            (additional)
-----------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 17

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
-----------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT              MINIMUM
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
Rollover IRA   Accumulator(R)             o Accumulator(R)              o Eligible rollover distri- o Accumulator(R)
               Accumulator(R) Elite(SM)     $5,000 (initial)              butions from 403(b) plans,  Accumulator(R) Elite(SM)
               Accumulator(R) Select(SM)                                  qualified plans, and        Accumulator(R) Select(SM)
               20 through 85              o Accumulator(R) Plus(SM)       governmental employer       No additional contributions
                                            Accumulator(R) Elite(SM)      457(b) plans.               may be made after attain-
               Accumulator(R) Plus(SM)      $10,000 (initial)                                         ment of age 86, or, if later,
               20 through 80                                            o Rollovers from another      the first contract date anni-
                                          o Accumulator(R) Select(SM)     traditional individual      versary.*
                                            $25,000 (initial)             retirement arrangement.
                                                                                                    o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series   o Direct custodian-to-        No additional contributions
                                            $ 50 (additional)             custodian transfers from    after attainment of age 81
                                                                          another traditional indi-   or, if later, the first
                                          o $100 monthly and $300         vidual retirement           contract date anniversary.*
                                            quarterly under our auto-     arrangement.
                                            matic investment program                                o Contributions after age 70-1/2
                                            (additional) (subject to    o Regular IRA contributions.  must be net of required
                                            tax  maximums)                                            minimum distributions.
                                                                        o Additional catch-up
                                                                          contributions.            o Although we accept regular
                                                                                                      IRA contributions (limited to
                                                                                                      $5,000) under Rollover IRA
                                                                                                      contracts, we intend that the
                                                                                                      contract be used primarily
                                                                                                      for rollover and direct
                                                                                                      transfer contributions.

                                                                                                    o Additional catch-up contri-
                                                                                                      butions of up to $1,000 per
                                                                                                      calendar year where the
                                                                                                      owner is at least age 50 but
                                                                                                      under age 70-1/2 at any time
                                                                                                      during the calendar year for
                                                                                                      which the contribution is
                                                                                                      made.
-----------------------------------------------------------------------------------------------------------------------------------

18 Contract features and benefits

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
-----------------------------------------------------------------------------------------------------------------------------------
               AVAILABLE
               FOR OWNER
               AND ANNUITANT              MINIMUM
CONTRACT TYPE  ISSUE AGES                 CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS      LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
Roth           Accumulator(R)             o Accumulator(R)             o Rollovers from another     o Accumulator(R)
Conversion     Accumulator(R) Elite(SM)     $5,000 (initial)             Roth IRA.                    Accumulator(R) Elite(SM)
IRA            Accumulator(R) Select(SM)                                                              Accumulator(R) Select(SM)
               20 through 85              o Accumulator(R) Plus(SM)    o Rollovers from a "desig-     No additional contributions
                                            Accumulator(R) Elite(SM)     nated Roth contribution      may be made after attain-
               Accumulator(R) Plus(SM)      $10,000 (initial)            account" under a 401(k)      ment of age 86, or, if later,
               20 through 80                                             plan or 403(b) plan.         the first contract date anni-
                                          o Accumulator(R) Select(SM)                                 versary.*
                                            $25,000 (initial)          o Conversion rollovers from
                                                                         a traditional IRA or other o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series    eligible retirement plan.    No additional contributions
                                            $50 (additional)                                          may be made after attain-
                                                                       o Direct transfers from        ment of age 81 or, if later,
                                          o $100 monthly and $300        another Roth IRA.            the first contract date anni-
                                            quarterly under our auto-                                 versary.*
                                            matic investment program   o Regular Roth IRA
                                            (additional) (subject to     contributions.             o Conversion rollovers after
                                            tax maximums)                                             age 70-1/2 must be net of
                                                                       o Additional catch-up          required minimum distribu-
                                                                         contributions.               tions for the traditional IRA
                                                                                                      or other eligible retirement
                                                                                                      plan which is the source of
                                                                                                      the conversion rollover.

                                                                                                    o Although we accept regular
                                                                                                      Roth IRA contributions (lim-
                                                                                                      ited to $5,000) under Roth
                                                                                                      IRA contracts, we intend
                                                                                                      that the contract be used
                                                                                                      primarily for rollover and
                                                                                                      direct transfer contributions.

                                                                                                    o Additional catch-up contri-
                                                                                                      butions of up to $1,000 per
                                                                                                      calendar year where the
                                                                                                      owner is at least age 50 at
                                                                                                      any time during the calendar
                                                                                                      year for which the contribu-
                                                                                                      tion is made.
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19

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
-----------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR OWNER
                 AND ANNUITANT             MINIMUM
CONTRACT TYPE    ISSUE AGES                CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
Rollover TSA**   Accumulator(R)            o Accumulator(R)             o With documentation of     o Accumulator(R)
                 Accumulator(R) Elite(SM)    $5,000 (initial)             employer or plan approval   Accumulator(R) Elite(SM)
                 Accumulator(R) Select(SM)                                and limited to pre-tax      Accumulator(R) Select(SM)
                 20 through 85             o Accumulator(R) Plus(SM)      funds, direct plan-to-plan  No additional contributions
                                             Accumulator(R) Elite(SM)     transfers from another      may be made after attain-
                 Accumulator(R) Plus(SM)     $10,000 (initial)            403(b) plan or contract     ment of age 86, or, if later,
                 20 through 80                                            exchanges from another      the first contract date anni-
                                           o Accumulator(R) Select(SM)    403(b) contract under the   versary.*
                                             $25,000 (initial)            same plan.
                                                                                                    o Accumulator(R) Plus(SM)
                                           o The Accumulator(R) Series  o With documentation of       No additional contributions
                                             $500 (additional)            employer or plan approval,  may be made after attain-
                                                                          and limited to pre-tax      ment of age 81 or, if later,
                                                                          funds, eligible rollover    the first contract date anni-
                                                                          distributions from other    versary.*
                                                                          403(b) plans, qualified
                                                                          plans, governmental       o Contributions after age 70-1/2
                                                                          employer 457(b) plans or    must be net of any required
                                                                          traditional IRAs.           minimum distributions.

                                                                                                    o We do not accept employer-
                                                                                                      remitted contributions.

                                                                                                    o We do not accept after-tax
                                                                                                      contributions, including des-
                                                                                                      ignated Roth contributions.

See Appendix IX at the end of this Prospectus for a discussion of TSA contracts.
-----------------------------------------------------------------------------------------------------------------------------------
QP               Accumulator(R)            o Accumulator(R)             o Only transfer contribu-   o A separate QP contract must
(Accumulator(R), Accumulator(R) Elite(SM)    $5,000 (initial)             tions from other invest-    be established for each plan
Accumulator(R)   20 through 75                                            ments within an existing    participant.
Plus(SM) and                               o Accumulator(R) Plus(SM)      qualified plan trust.
Accumulator(R)   Accumulator(R) Plus(SM)     Accumulator(R) Elite(SM)                               o We do not accept regular
Elite(SM)        20 through 70               $10,000 (initial)          o the plan must be quali-     ongoing payroll contribu-
contracts only)                                                           fied under Section 401(a)   tions or contributions
                                           o The Accumulator(R) Series    of the Internal Revenue     directly from the employer.
                                             $500 (additional)            Code.
                                                                                                    o Only one additional transfer
                                                                        o For 401(k) plans, tran-     contribution may be made
                                                                          ferred contributions may    during a contract year.
                                                                          not include any after-tax
                                                                          contributions, including  o No additional transfer con-
                                                                          designated Roth Contribu-   tributions after participant's
                                                                          tions.                      attainment of age 76 (age
                                                                                                      71 under Accumulator(R)
                                                                                                      Plus(SM) contracts) or, if
                                                                                                      later, the first contract
                                                                                                      date anniversary.

                                                                                                    o Contributions after age 70-1/2
                                                                                                      must be net of any required
                                                                                                      minimum distributions.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
-----------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

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
-----------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR OWNER
                 AND ANNUITANT   MINIMUM
CONTRACT TYPE    ISSUE AGES      CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium 20 through 70   o $4,000 (initial)            o Regular traditional IRA   o No regular IRA contributions
IRA                                                              contributions.              in the calendar year you turn
(Accumulator(R)                  o $50 (additional)                                          age 70-1/2 and thereafter.
contracts only)                                                o Additional catch-up
                                 o $50 monthly or quarterly      contributions.            o Regular contributions may
                                   under our automatic invest-                               not exceed $5,000.
                                   ment program (additional)   o Eligible rollover
                                   (subject to tax maximums)     distributions from 403(b) o Additional catch-up contri-
                                                                 plans, qualified plans,     butions of up to $1,000 per
                                                                 and governmental            calendar year where the
                                                                 employer 457(b)plans.       owner is at least age 50 but
                                                                                             under age 70-1/2 at any time
                                                               o Rollovers from another      during the calendar year for
                                                                 traditional individual      which the contribution is
                                                                 retirement arrangement.     made.

                                                               o Direct custodian-         o Although we accept rollover
                                                                 to-custodian transfers      and direct transfer contribu-
                                                                 from another traditional    tions under the Flexible
                                                                 individual retirement       Premium IRA contract, we
                                                                 arrangement.                intend that the contract be
                                                                                             used for ongoing regular
                                                                                             contributions.

                                                                                           o No additional contributions
                                                                                             may be made after attain-
                                                                                             ment of age 86.*

                                                                                           o Additional contributions
                                                                                             after age 70-1/2 must be net
                                                                                             of required minimum distri-
                                                                                             butions.
-----------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 21

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
-----------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE
                  FOR OWNER
                  AND ANNUITANT  MINIMUM
CONTRACT TYPE     ISSUE AGES     CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS     LIMITATIONS ON CONTRIBUTIONS(+)
-----------------------------------------------------------------------------------------------------------------------------------
Flexible Premium  20 through 85  o $4,000 (initial)            o Regular Roth IRA          o No additional contributions
Roth IRA                                                         contributions.              may be made after attain-
(Accumulator(R)                  o $50 (additional)                                          ment of age 86, or, if later,
contracts only)                                                o Additional catch-up         the first contract date
                                 o $50 monthly or quarterly      contributions.              anniversary.*
                                   under our automatic invest-
                                   ment program (additional)   o Rollovers from another    o Contributions are subject to
                                   (subject to tax maximums)     Roth IRA.                   income limits and other tax
                                                                                             rules.

                                                               o Rollovers from a "desig-  o Regular Roth IRA contribu-
                                                                 nated Roth contribution     tions may not exceed
                                                                 account" under a 401(k)     $5,000.
                                                                 plan or 403(b) plan.
                                                                                           o Additional catch-up contri-
                                                               o Conversion rollovers from   butions of up to $1,000 per
                                                                 a traditional IRA or        calendar year where the
                                                                 other eligible retirement   owner is at least age 50 at
                                                                 plan.                       any time during the calendar
                                                                                             year for which the contribu-
                                                               o Direct transfers from       tion is made.
                                                                 another Roth IRA.
                                                                                           o Although we accept rollover
                                                               .                             and direct transfer contribu-
                                                                                             tions under the Flexible
                                                                                             Premium Roth IRA contract,
                                                                                             we intend that the contract
                                                                                             be used for ongoing regular
                                                                                             Roth IRA contributions.
-----------------------------------------------------------------------------------------------------------------------------------
Inherited IRA     0 through 70   o Accumulator(R)              o Direct custodian-to-      o Any additional contributions
Beneficiary                        $5,000 (initial)              custodian transfers of      must be from the same type
Continuation                                                     your interest as a death    of IRA of the same deceased
Contract (tradi-                 o Accumulator(R) Elite(SM)      beneficiary of the          owner.
tional IRA or                      $10,000 (initial)             deceased owner's
Roth IRA)                                                        traditional individual    o Non-spousal beneficiary
(Accumulator(R),                 o Accumulator(R) Select(SM)     retirement arrangement      direct rollover contributions
Accumulator(R)                     $25,000 (initial)             or Roth IRA to an IRA of    from qualified plans, 403(b)
Elite(SM) and                                                    the same type.              plans and governmental
Accumulator(R)                   o The Accumulator(R) Series                                 employer 457(b) plans may
Select(SM) contracts               $1,000 (additional)                                       be made to an Inherited IRA
only)                                                                                        contract under specified
                                                                                             circumstances.
-----------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal.

*    Please see Appendix VII later in this Prospectus for state variations.

** May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract).


See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


22 Contract features and benefits

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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability companies to be owners of the Accumulator(R) Select(SM) contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select(SM) contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

For NQ contracts (with a single owner, joint owners, or a non-natural owner) purchased through an exchange that is intended not to be taxable under Section 1035 of the Internal Revenue Code, we permit joint annuitants. We also permit joint annuitants in non-exchange sales if you elect the Guaranteed withdrawal benefit for life on a Joint life basis, and the contract is owned by a non-natural owner. In all cases, the joint annuitants must be spouses.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.

Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts are not available for purchase by Charitable Remainder Trusts.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. Under QP contracts, all benefits are based on the age of the annuitant. In this Prospectus, when we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If GWBL is elected, the terms owner and Successor Owner are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, benefits are based on the age of the older joint owner or older joint annuitant, as applicable.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit ("GMIB") or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider "split-funding": that is the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we


                                              Contract features and benefits  23

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will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


If you elect the 100% Principal guarantee benefit, the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio ("permitted variable investment options").


If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the AXA Moderate Allocation Portfolio.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect.



24  Contract features and benefits

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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/ Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                  APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                      o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                      o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a         o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION       Seeks long-term capital appreciation and current income.   o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,   o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.                         o AllianceBernstein L.P.
 EQUITY                                                                                  o AXA Equitable
                                                                                         o ClearBridge Advisors, LLC
                                                                                         o Legg Mason Capital Management, Inc.
                                                                                         o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and capital         o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.     o Pacific Investment Management Company
                                                                                           LLC
                                                                                         o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.                         o AllianceBernstein L.P.
 EQUITY                                                                                  o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o JPMorgan Investment Management Inc.
                                                                                         o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 25

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
-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                         o AllianceBernstein L.P.
 CORE EQUITY                                                                            o AXA Equitable
                                                                                        o Janus Capital Management LLC
                                                                                        o Thornburg Investment Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                         o Goodman & Co. NY Ltd.
 GROWTH*                                                                                o SSgA Funds Management, Inc.
                                                                                        o T. Rowe Price Associates, Inc.
                                                                                        o Westfield Capital Management Company, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                         o AllianceBernstein L.P.
 VALUE                                                                                  o AXA Equitable
                                                                                        o Institutional Capital LLC
                                                                                        o MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.                         o AllianceBernstein L.P.
 GROWTH                                                                                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisers, Inc.
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.                         o AXA Equitable
                                                                                        o AXA Rosenberg Investment Management LLC
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Tradewinds Global Investors, LLC
                                                                                        o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination of current   o Pacific Investment Management Company
 BOND                        income and capital appreciation.                             LLC
                                                                                        o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                         o AXA Equitable
 GROWTH                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Eagle Asset Management, Inc.
                                                                                        o Wells Capital Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                         o AXA Equitable
 VALUE                                                                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisory Services, LLC
                                                                                        o Pacific Global Investment Management
                                                                                          Company
-----------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits

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
-----------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                   APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.                          o AXA Equitable
                                                                                         o RCM Capital Management LLC
                                                                                         o SSgA Funds Management, Inc.
                                                                                         o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                   APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.               o AllianceBernstein L.P.
 INTERNATIONAL
-----------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.               o AllianceBernstein L.P.
 CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.                    o AXA Equitable
 VALUE CORE                                                                              o BlackRock Investment Management, LLC
                                                                                         o Franklin Advisory Services, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,      o BlackRock Investment Management, LLC
 EQUITY                      income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of     o BlackRock International Limited
 VALUE                       income, accompanied by growth of capital.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve an      o Boston Advisors, LLC
 INCOME                      above-average and consistent total return.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.            o Bridgeway Capital Management, Inc.
 RESPONSIBLE                                                                             o Calvert Asset Management Company, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.               o Capital Guardian Trust Company
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.               o Capital Guardian Trust Company
 RESEARCH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX        Seeks to achieve a total return before expenses that        o AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses that        o SSgA Funds Management, Inc.
                             approximates the total return performance of the Barclays
                             Capital U.S. Aggregate Bond Index, including reinvest-
                             ment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.               o Davis Selected Advisors, L.P.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that        o AllianceBernstein L.P.
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.               o AXA Equitable
                                                                                         o BlackRock Capital Management, Inc.
                                                                                         o BlackRock Investment Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27

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
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                   APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    Seeks to maximize income while maintaining prospects        o AXA Equitable
                             for capital appreciation.                                   o BlackRock Investment Management, LLC
                                                                                         o Franklin Advisers, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        Primarily seeks capital appreciation and secondarily seeks  o AXA Equitable
 ALLOCATION                  income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.                      o GAMCO Asset Management, Inc.
 ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.                     o GAMCO Asset Management, Inc.
 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          Seeks to achieve capital growth and current income.         o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o First International Advisors, LLC
                                                                                         o Wells Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seeks to achieve long-term capital appreciation.            o AXA Equitable
 EQUITY                                                                                  o BlackRock Investment Management, LLC
                                                                                         o Morgan Stanley Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses that        o SSgA Funds Management, Inc.
 BOND INDEX                  approximates the total return performance of the Barclays
                             Capital Intermediate U.S. Government Bond Index, includ-
                             ing reinvestment of dividends, at a risk level consistent
                             with that of the Barclays Capital Intermediate U.S.
                             Government Bond Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.               o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Hirayama Investments, LLC
                                                                                         o Wentworth Hauser and Violich, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.                      o MFS Investment Management
-----------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.            o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a sec-    o AXA Equitable
                             ondary objective to seek reasonable current income. For     o BlackRock Investment Management, LLC
                             purposes of this Portfolio, the words "reasonable current   o Institutional Capital LLC
                             income" mean moderate income.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses that        o AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             1000 Growth Index, including reinvestment of dividends
                             at a risk level consistent with that of the Russell 1000
                             Growth Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.                  o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Marsico Capital Management, LLC
-----------------------------------------------------------------------------------------------------------------------------------


28 Contract features and benefits

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
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                   APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that        o SSgA Funds Management, Inc.
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000 Value
                             Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS      Seeks to achieve long-term growth of capital.               o AllianceBernstein L.P.
                                                                                         o AXA Equitable
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of         o Lord, Abbett & Co. LLC
 INCOME                      income without excessive fluctuation in market value.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of         o Lord, Abbett & Co. LLC
 CORE                        income with reasonable risk.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that        o SSgA Funds Management, Inc.
                             approximates the total return performance of the S&P
                             Mid Cap 400 Index, including reinvestment of dividends,
                             at a risk level consistent with that of the S&P Mid Cap
                             400 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.            o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET              Seeks to obtain a high level of current income, preserve    o The Dreyfus Corporation
                             its assets and maintain liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.                      o Montag & Caldwell, Inc.
 GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.                            o Morgan Stanley Investment Management Inc.
 GROWTH**
-----------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may            o AXA Equitable
                             occasionally be short-term, and secondarily, income.        o BlackRock Investment Management, LLC
                                                                                         o Franklin Mutual Advisers, LLC
-----------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.                      o OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional money   o Pacific Investment Management Company,
                             market products while maintaining an emphasis on              LLC
                             preservation of capital and liquidity.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with        o AllianceBernstein L.P.
                             moderate risk to capital.                                   o AXA Equitable
                                                                                         o SSgA Funds Management, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the       o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and         o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
-----------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 29

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
-----------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                   APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   Seeks to achieve long-term capital growth.                  o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Templeton Global Advisors Limited
-----------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital appreciation  o UBS Global Asset Management
                             with income as a secondary consideration.                     (Americas) Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.                 o Morgan Stanley Investment Management Inc.
-----------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     Seeks to achieve long-term capital growth.                  o Wells Capital Management, Inc.
 OMEGA GROWTH***
-----------------------------------------------------------------------------------------------------------------------------------



* Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


30 Contract features and benefits

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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the contract,

(2)  the yearly guaranteed interest rate for the calendar year, and

(3)  the current interest rate.


We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.


FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:

(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b) withdraw the maturity value (for all contracts except Accumulator(R) Select(SM), there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 16, 2010, the next available maturity date was February 16, 2017. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value


                                              Contract features and benefits  31

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adjustment, positive or negative, resulting from a withdrawal or transfer
(including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)  the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)


The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R)


32  Contract features and benefits

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Elite(SM) contract owners. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application.
Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

SPECIAL MONEY MARKET DOLLAR COST AVERAGING PROGRAM. The special money market dollar cost averaging program is only available to Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners. You may dollar cost average from the account for special money market dollar cost averaging option (which is part of the EQ/Money Market investment option) into any of the other variable investment options. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. You may elect to participate in a 3, 6 or 12-month program at any time subject to the age limitation on contributions described earlier in this Prospectus.

Contributions into the account for special money market dollar cost averaging must be new contributions. In other words, you may not make transfers from amounts allocated in other variable investment options to initiate the program. You must allocate your entire initial contribution into the account for special money market dollar cost averaging if you are selecting the program at the time you apply for your Accumulator(R) Series contract. Thereafter, contributions to any new program must be at least $2,000. Contributions to an existing program must be at least $250. You may only have one program in effect at any time.

Each month, we will transfer your account value in the account for special money market dollar cost averaging into the other variable investment options you select. Once the time period you selected has expired, you may then select to participate in the special money market dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for monthly transfers from the account for special money market dollar cost averaging to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the monthly transfer date from the account for special money market dollar cost averaging option will be the same as your contract date, but not later than the 28th day of the month. For a program selected after application, the first transfer date and each


                                              Contract features and benefits  33

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subsequent transfer date will be one month from the date the first contribution is made into the program, but not later than the 28th day of the month. All amounts will be transferred out by the end of the time period in effect.

The only amounts that should be transferred from the account for special money market dollar cost averaging option are your regularly scheduled transfers to the variable investment options. If you request to transfer or withdraw any other amounts from the account for special money market dollar cost averaging, we will transfer all of the value you have remaining in the account to the variable investment options according to the allocation percentages we have on file for you. You may cancel your participation in the program at any time by notifying us in writing.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. See Appendix VII later in this Prospectus for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


If you have elected a Principal guarantee benefit, the general dollar cost averaging program is not available.


If you elect the Guaranteed withdrawal benefit for life or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, general dollar cost averaging is not available.


INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite(SM) contracts only), this option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life, the 100% Principal guarantee benefit or the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. Only the AXA Moderate Allocation portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                      ----------------------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners, the special money market dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier


34  Contract features and benefits

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programs. Not all dollar cost averaging programs are available in all states.
See Appendix VII later in this Prospectus for more information on state availability. You may only participate in one dollar cost averaging program at a time.


CREDITS (for Accumulator(R) Plus(SM) contracts only)

A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions. We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.


The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:

--------------------------------------------------------------------------------
                                                  CREDIT PERCENTAGE
   FIRST YEAR TOTAL CONTRIBUTIONS                    APPLIED TO
            BREAKPOINTS                            CONTRIBUTIONS
--------------------------------------------------------------------------------
Less than $500,000                                         4%
--------------------------------------------------------------------------------
$500,000-$999,999.99                                      4.5%
--------------------------------------------------------------------------------
$1 million or more                                         5%
--------------------------------------------------------------------------------
The percentage of the credit is based on your total first year total contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.


For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].


Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

o Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

     o For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

     o For any subsequent contribution that results in your total contri butions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

     o If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

     o The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

o    No indication of intent:

     o For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

     o For any subsequent contribution that results in a higher appli cable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

o If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus)(1)

o If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.

o If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, the fixed maturity options in order of the

----------------------

(1) The amount we return to you upon exercise of this right to cancel will not include any credit or the amount of charges deducted prior to cancellation but will reflect, except in states where we are required to return the amount of your contributions, any investment gain or loss in the variable investment options associated with your contributions and with the full amount of the credit.

                                              Contract features and benefits  35

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earliest maturing date(s), any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the account for special money market dollar cost averaging. A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o    your initial contribution and any additional contributions to the contract;
     less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

6-1/2% (OR 6%, IF APPLICABLE) ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

o    your initial contribution and any additional contributions to the contract;
     plus

o    daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

The effective annual roll-up rate credited to this benefit base is:

o 6-1/2% (or 6%,if applicable) with respect to the variable investment options (including amounts allocated to the account for special money market dollar cost averaging under Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts but excluding all other amounts allocated to the EQ/Money Market variable investment option), and the account for special dollar cost averaging (under Accumulator(R) and Accumulator(R) Elite(SM) contracts only); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

o 3% with respect to the EQ/Money Market variable investment option, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.


ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT, THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).


If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:


o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal), or

36  Contract features and benefits

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o    your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).


GREATER OF 6-1/2% (OR 6% IF APPLICABLE) ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6-1/2% (or 6%, if applicable) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see " Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


3% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 3% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT). Your benefit base is equal to:

o    your initial contribution and any additional contributions to the contract;
     plus

o    daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

The effective annual roll-up rate credited to the benefit base is 3%.

The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday.

GREATER OF 3% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 3% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary.

GUARANTEED MINIMUM INCOME BENEFIT AND THE ROLL-UP BENEFIT BASE RESET. You will be eligible to reset your Guaranteed minimum income benefit Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you elect the Guaranteed minimum income benefit without the Greater of 6-1/2% (or 6% if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, you may reset its Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75 AND your investment option choices will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the permitted variable investment options. See "What are your investment options under the contract?" earlier in this section. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The Roll-Up continues to age 85 on any reset benefit base.

If you elect both the Guaranteed minimum income benefit AND the Greater of the 6-1/2% (or 6%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit"), you will be eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, and your investment options will not be restricted. If you elect both options, they are not available with different Roll-Up benefit bases: each option must include either the 6-1/2% Roll-Up or 6% Roll-Up benefit base.


We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.


--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------


If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i) if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii) if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has


                                              Contract features and benefits  37

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occurred. For more information, see "How to reach us" earlier in this
Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary. If after your death your spouse continues the contract, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75.

If you elect to reset your Roll-Up benefit base on any contract date anniversary, we may increase the charge for the Guaranteed minimum income benefit and the Greater of 6-1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit. There is no charge increase for the Annual Ratchet to age 85 enhanced death benefit. See both "Guaranteed minimum death benefit charge" and "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus for more information.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of the reset: you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.


If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6-1/2% (or 6%) of the reset benefit base, the withdrawal would cause a pro-rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6-1/2% (or 6%) threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix IX -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.


If you elect both a "Greater of" enhanced death benefit and the Guaranteed minimum income benefit, the Roll-Up benefit bases for both are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. We may provide more favorable current annuity purchase factors for the annuity payout options.


GUARANTEED MINIMUM INCOME BENEFIT

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued.

Subject to state availability (see Appendix VII later in this Prospectus), you may elect one of the following:

o The Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base.

o The Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

Both options include the ability to reset your Guaranteed minimum income benefit base on each contract date anniversary until the contract date anniversary following age 75. See "Guaranteed minimum income benefit and the Roll-Up benefit base reset" earlier in this section.

If you elect the Guaranteed minimum income benefit with a "Greater of" death benefit, you can choose between one of the following two combinations:

o the Greater of the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, or

o the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you elect the Guaranteed minimum income benefit without the Greater of the 6-1/2% (or 6%, if applicable) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the permitted variable investment options. See "What are your investment options under the contract?" earlier in this section.

If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an


38  Contract features and benefits

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additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit. If you elect both the Guaranteed minimum income benefit and a "Greater of" enhanced death benefit, the Roll-Up rate you elect must be the same for both features.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option, subject to state availability. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
--------------------------------------------------------------------------------
                                                  PERIOD CERTAIN YEARS
           OWNER'S
       AGE AT EXERCISE
--------------------------------------------------------------------------------
         80 and younger                                    10
               81                                           9
               82                                           8
               83                                           7
               84                                           6
               85                                           5
--------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on conservative actuarial factors. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6-1/2% (or 6%, if applicable) of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:


                                              Contract features and benefits  39

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o    If your aggregate withdrawals during any contract year exceed 6-1/2% (or
     6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6-1/2% (or 6%, if applicable) of your Roll-Up benefit base at the beginning of the contract year.

ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Money Market variable investment option, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.
--------------------------------------------------------------------------------
                                           GUARANTEED MINIMUM
      CONTRACT DATE                    INCOME BENEFIT -- ANNUAL
 ANNIVERSARY AT EXERCISE               INCOME PAYABLE FOR LIFE
--------------------------------------------------------------------------------
            10                                  $10,065
            15                                  $15,266
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner (or older joint owner, if applicable) will become the annuitant, and the contract will be annuitized on the basis of the annuitant's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

o If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

(ii) if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;

(iii)for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv) Since no partial exercise is permitted, owners of defined benefit QP contracts who plan to change ownership of the contract to the participant must first compare the participant's lump sum benefit amount and annuity benefit amount to the GMIB benefit amount and account value, and make a withdrawal from the contract if necessary. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

(v) for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(vi) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you


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      would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vii) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

(viii)if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age; and

(ix) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's (or older joint annuitant's, if applicable) age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, the standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 81 through 85 at issue. Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits (other than the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit. Each enhanced death benefit has an additional charge. There is no additional charge for the standard death benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

For Accumulator(R) Plus(SM) contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

Subject to state availability (see Appendix VII later in this Prospectus for state availability of these benefits), your age at contract issue, and your contract type, you may elect one of the following enhanced death benefits:

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 0 through 75 at issue of NQ contracts; 20 through 75 at issue of Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts; 20 through 70 at issue of Flexible Premium IRA contracts; 0 through 70 at issue for Inherited IRA contracts; and 20 through 75 at issue of QP contracts (20 through 70 at issue for Accumulator(R) Plus(SM) QP contracts.

o    ANNUAL RATCHET TO AGE 85

o    THE GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

o    THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

Optional enhanced death benefit applicable for owner (or older joint owner, if applicable) ages 76 through 80 at issue of NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA, and Rollover TSA contracts.


                                              Contract features and benefits  41

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o    THE GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 is not available for QP, Flexible Premium IRA, and Inherited IRA contracts.

For contracts with non-natural owners, the available death benefits are based on the annuitant's age.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

As discussed earlier in this Prospectus, you can elect a "Greater of" enhanced death benefit with a corresponding Guaranteed minimum income benefit. You can elect one of the following two combinations:

o the Greater of 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, or

o the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit with the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base.

If you purchase a "Greater of" enhanced death benefit with the Guaranteed minimum income benefit, you will be eligible to reset your Roll-Up benefit base on each contract date anniversary until the contract date anniversary following age 75. If you purchase a "Greater of" enhanced death benefit without the Guaranteed minimum income benefit, no reset is available. See "Guaranteed minimum income benefit and the Roll-Up benefit base reset" earlier in this section.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability (see Appendix VII later in this Prospectus for state availability of these benefits), if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the Earnings enhancement benefit at the time you purchase your contract, if the owner is age 75 or younger. The Earnings enhancement benefit provides an additional death benefit as described below. See the appropriate part of "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit you may not voluntarily terminate this feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

o    the account value, or

o    any applicable death benefit

decreased by:

o    total net contributions

For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus(SM) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus(SM) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.

If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:

the greater of:

o    the account value, or

o    any applicable death benefit

decreased by:

o    total net contributions


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The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Earnings enhancement death benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation, upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued: neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits, described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus. Your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the permitted variable investment options. Our general dollar cost averaging program is not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See "What are your investment options under the contract?" earlier in this section.

You may buy this benefit on a single life ("Single life") or a joint life ("Joint life") basis. Under a Joint life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner.

For Joint life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint life basis.

Joint life QP and TSA contracts are not permitted in connection with the benefit. This benefit is not available under an Inherited IRA contract. If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

The charge for the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are not interested in taking withdrawals prior to the contract's maturity date;

o You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


                                              Contract features and benefits  43

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GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

o    Your GWBL benefit base increases by any subsequent contributions.

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet" and "7% deferral bonus."

o Your GWBL benefit base may be increased by the 200% Initial GWBL benefit base guarantee, as described later in this section.

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint life contracts, the initial Applicable percentage is based on the age of the younger owner or successor owner at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

--------------------------------------------------------------------------------
AGE                                       APPLICABLE PERCENTAGE
--------------------------------------------------------------------------------
45-59                                     4.0%
60-75                                     5.0%
76-85                                     6.0%
86 and older                              7.0%
--------------------------------------------------------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal and (ii) the account value immediately following the Excess withdrawal.

o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic with-


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drawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.


7% DEFERRAL BONUS

At no additional charge, in each contract year in which you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 7% of your total contributions. This 7% deferral bonus is applicable for the life of the contract, subject to certain restrictions.

We will apply the 7% deferral bonus to your GWBL benefit base on each contract date anniversary until you make a withdrawal from your contract. In a contract year following an Annual Ratchet (described above), the deferral bonus will be applied to your GWBL benefit base on each contract date anniversary until you make a withdrawal. However, no deferral bonus is applied on a contract date anniversary on which an Annual Ratchet occurs.

Once you make a withdrawal, we will not apply the deferral bonus in future years unless you meet one of the exceptions that would allow you to continue to receive the deferral bonus. Those exceptions are described as follows:

o You are eligible to receive the 7% deferral bonus for any of your first ten contract years that you have not taken a withdrawal, even if you had taken a withdrawal in a prior year. For example, if you take your first withdrawal in the second contract year, you are still eligible to receive the deferral bonus in contract years three through ten. The deferral bonus is not applied in the contract year in which a withdrawal was made.

o You are eligible to receive the 7% deferral bonus to your GWBL Benefit Base on a contract date anniversary during the ten years following an Annual Ratchet, as long as no withdrawal is made in the same contract year. If a withdrawal is made during this ten-year period, no deferral bonus is applied in the contract year in which the withdrawal was made.

If the Annual Ratchet occurs on any contract date anniversary, for the next and subsequent contract years, the deferral bonus will be 7% of the most recent ratcheted GWBL benefit base, plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 7% deferral bonus will be calculated using the reset GWBL benefit base, plus any applicable contributions. The 7% deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a 7% deferral bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base but, as this adjustment is the result of the 7% deferral bonus rather than the Annual Ratchet, a new ten-year period, as described above, is not started by this adjustment to the GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 7% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 7% deferral bonus will still apply.

MATURITY DATE. The last deferral bonus will be applicable on the contract's maturity date. (See "Annuity maturity date" under "Accessing your money" later in this Prospectus.)


200% INITIAL GWBL BENEFIT BASE GUARANTEE

If you have not taken a withdrawal from the contract before the later of (i) the tenth contract date anniversary, or (ii) the contract date anniversary following the owner's (or younger joint life's) attained age 70, the GWBL Benefit base will be increased to equal 200% of contributions made to the contract during the first 90 days, plus 100% of any subsequent contributions received after the first 90 days. There will be no increase if your GWBL benefit base already exceeds this initial GWBL Benefit base guarantee. This is the only time that this special increase to the GWBL Benefit base is available. However, you will continue to be eligible for the 7% deferral bonuses following this one-time increase.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.


GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is


                                              Contract features and benefits  45

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available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus(SM) contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL Enhanced death benefit base increases by any subsequent contribution;

o Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

o Your GWBL Enhanced death benefit base increases by any 7% deferral bonus, as described above in this section;

o Your GWBL Enhanced death benefit base increases by the one-time 200% Initial GWBL Benefit base guarantee, if applicable; and

o Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

The death benefit is equal to your account value (without adjustment for any otherwise applicable market value adjustment but adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

o    No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar-for-dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.


OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59-1/2. See "Tax information" later in this Prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your


46  Contract features and benefits

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     account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of the contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

o For IRA, QP and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

o If you elect GWBL on a Joint life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint life and Single life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" later in this Prospectus, even if pursuant to a divorce decree.

o The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.


PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").

100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the permitted variable investment options. See "What are your investment options under the contract?" earlier in this section.

125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.

Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging (for Accumulator(R)and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts) and the AXA Moderate Allocation Portfolio.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus(SM) contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of


                                              Contract features and benefits  47

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the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


(For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts only)


The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA is also available to non-spousal beneficiaries of deceased plan participants in qualified plans, 403(b) plans and governmental employer 457(b) plans ("Applicable Plan(s)"). In this discussion, unless otherwise indicated, references to "deceased owner" include "deceased plan participant"; references to "original IRA" include "the deceased plan participant's interest or benefit under the Applicable Plan", and references to "individual beneficiary of a traditional IRA" include "individual non-spousal beneficiary under an Applicable Plan."

The inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. In the case of a non-spousal beneficiary under a deceased plan participant's Applicable Plan, the Inherited IRA can only be purchased by a direct rollover of the death benefit under the Applicable Plan. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose. The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.

o The beneficiary of the original IRA will be the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An inherited IRA beneficiary continuation contract is not available for owners over age 70.

o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the


48  Contract features and benefits

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   deceased owner is the same as under the original IRA contract. A non-spousal beneficiary under an Applicable Plan cannot make subsequent contributions to an Inherited IRA contract.

o    You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o The Guaranteed minimum income benefit, Spousal continuation, special dollar cost averaging program, special money market dollar cost averaging program, automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply (if applicable under your Accumulator(R) Series contract). If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct),
(ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

For Accumulator(R) Plus(SM) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.

We may require that you wait six months before you may apply for a contract with us again if:

o    you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.

In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.


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2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select(SM) contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i) increased to reflect additional contributions (plus the credit for Accumulator(R) Plus(SM) contracts);

(ii) decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING (For Accumulator(R) and Accumulator(R) Elite(SM) contracts only)

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


50  Determining your contract's value

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PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


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3. Transferring your money among investment options


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

o If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

o For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the account value being allocated to the guaranteed interest option, based on the account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)   the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)   the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and


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short-term trading strategies to a greater extent than portfolios that do not.
Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

      (a) the percentage you want invested in each investment option (whole percentages only), and

      (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------
While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.


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If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contract owners, special money market dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.


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4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


--------------------------------------------------------------------------------
                             METHOD OF WITHDRAWAL
--------------------------------------------------------------------------------
                    AUTOMATIC                            PRE-AGE     LIFETIME
                     PAYMENT                             59-1/2      REQUIRED
                      PLANS                               SUB-       MINIMUM
                      (GWBL                  SYSTEM-   STANTIALLY   DISTRIBU-
 CONTRACT(+)          ONLY)       PARTIAL     ATIC        EQUAL        TION
--------------------------------------------------------------------------------
NQ                     Yes         Yes         Yes         No          No
--------------------------------------------------------------------------------
Rollover IRA           Yes         Yes         Yes         Yes         Yes
--------------------------------------------------------------------------------
Flexible
 Premium IRA           Yes         Yes         Yes         Yes         Yes
--------------------------------------------------------------------------------
Roth Conversion
 IRA                   Yes         Yes         Yes         Yes         No
--------------------------------------------------------------------------------
Flexible Premium
 Roth IRA              Yes         Yes         Yes         Yes         No
--------------------------------------------------------------------------------
Inherited IRA          No          Yes         No          No           *
--------------------------------------------------------------------------------
QP**                   Yes         Yes         No          No          Yes
--------------------------------------------------------------------------------
Rollover TSA***        Yes         Yes         Yes         No          Yes
--------------------------------------------------------------------------------

+ Please note that not all contract types are available under the Accumulator(R) Series of contracts.

* The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

** All payments are made to the trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


*** Employer or plan approval required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.



AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.

MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.

CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased on contract date anniversaries with any Annual Ratchet, 7% deferral bonus or by the one-time 200% Initial GWBL Benefit base guarantee. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select(SM), partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under Rollover TSA contracts, if a loan is outstanding, you may only take par-


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tial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select(SM), systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select(SM), substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" and Appendix IX later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if appli-


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cable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans, TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix IX later in this Prospectus.


This service is not available under defined benefit QP contracts.


You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.


--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. Also, the partial withdrawal may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.

FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6-1/2% (or 6%, if applicable) of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum income benefit and the Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.


HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R) and Accumulator(R) Elite(SM) contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.


You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.



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HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED
MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

With respect to the Guaranteed minimum income benefit and the Greater of 6-1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6-1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6-1/2% (or 6% or 3%, as applicable) or less of the 6-1/2% (or 6% or 3%, as applicable) Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6-1/2% (or 6% or 3%, as applicable) of the benefit base on the most recent anniversary, that entire withdrawal (including RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6-1/2% (or 6% or 3%, as applicable) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base is reduced by any withdrawal on a pro rata basis.

Your GWBL Enhanced death benefit base is reduced on a dollar-for-dollar basis by any withdrawal up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your GWBL Enhanced death benefit base will be reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or


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have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

o    It exceeds limits of federal income tax rules;

o    Interest and principal are not paid when due; or

o    In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).


A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see "Tax information" later in this Prospectus for general rules applicable to loans as well as Appendix IX for a discussion of TSA contracts.


Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. If such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus(SM) contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6-1/2% (or 6%, if applicable) of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:


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(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.




--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for owners and annu-    Period certain annuity
   itants age 83 or less at contract
   issue)
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.


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The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.


THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin but it may not be earlier than thirteen months from the Accumulator(R), Accumulator(R) Elite(SM) or Accumulator(R) Select(SM) contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus(SM) contract date. Please see Appendix VII later in this Prospectus for information on state variations. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus(SM) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover


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the credit that applies to any contribution made within the prior three years.
Please see Appendix VII later in this Prospectus for information on state variations.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) payout option is chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. For contracts with joint annuitants, the maturity age is based on the older annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date. If you do not respond to the notice within the 30 days following the maturity date, your contract will be annuitized automatically.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to the Guaranteed annual withdrawal amount that you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option.

You may be eligible to elect an alternate annuity payout option. If you are eligible and elect this option, beginning as of the maturity date and for each subsequent year, the annuity payout will be the higher of two amounts that are calculated as of each contract date anniversary. The annuity payout will be the higher of: (1) the Guaranteed annual withdrawal amount and (2) the amount that the contract owner would have received if the annuity account value had been applied to a life annuity without a period certain, using either (a) the guaranteed annuity rates specified in your contract, or (b) the applicable current individual annuity rates as of the contract date anniversary, applying the rate that provides a greater benefit to the payee.

The resulting periodic payments are distributed while the owner (and if applicable, while any joint owner or successor owner) is living. Each Guaranteed withdrawal benefit for life Maturity date annuity payment will reduce the minimum death benefit pro rata. When the Guaranteed withdrawal benefit for life Maturity date annuity payments begin, you will not be permitted to make any additional withdrawals. You may, however, surrender the contract at any time on or after the maturity date to receive the contract's remaining cash value.

As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If an enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will no longer increase.

The minimum death benefit will be reduced dollar-for-dollar by each payment, if it is based on the value of the enhanced death benefit, or it will be reduced pro rata by each payment, if it is based on the value of the standard death benefit. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.


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5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o    A mortality and expense risks charge

o    An administrative charge

o    A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select(SM) contracts).

o On each contract date anniversary -- a charge for each optional benefit that you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

o On any contract date anniversary on which you are participating in a PGB -- a charge for a PGB.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES

MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.80%
     Accumulator(R) Plus(SM): 0.95%
     Accumulator(R) Elite(SM): 1.10%
     Accumulator(R) Select(SM): 1.10%

EDGAR PASSTHROUGH ERROR
The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.30%
     Accumulator(R) Plus(SM): 0.35%
     Accumulator(R) Elite(SM): 0.30%
     Accumulator(R) Select(SM): 0.25%

DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.20%
     Accumulator(R) Plus(SM): 0.25%
     Accumulator(R) Elite(SM): 0.25%
     Accumulator(R) Select(SM): 0.35%

                                                        Charges and expenses  63

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ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts only)

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options -- The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus(SM) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.

The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                          WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                       CONTRACT YEAR
--------------------------------------------------------------------------------
                     1     2     3     4    5      6     7     8      9+
--------------------------------------------------------------------------------
  Accumulator(R)     7%    7%    6%    6%   5%     3%    1%   0%(a)   --
--------------------------------------------------------------------------------
  Accumulator(R)
      Plus(SM)       8%    8%    7%    7%   6%     5%    4%   3%      0%(b)
--------------------------------------------------------------------------------
  Accumulator(R)
     Elite(SM)       8%    7%    6%    5%   0%(c)  --    --   --      --
--------------------------------------------------------------------------------
(a) Charge does not apply in the 8th and subsequent contract years following contribution.
(b) Charge does not apply in the 9th and subsequent contract years following contribution.
(c) Charge does not apply in the 5th and subsequent contract years following contribution.

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1," and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite(SM) NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have


64  Charges and expenses

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not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6-1/2% (or 6%, if applicable) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6-1/2% (or 6%, if applicable) of the beginning of contract year 6-1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6-1/2% (or 6%, if applicable) of the beginning of contract year 6-1/2% (or 6%, if applicable) Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If you are age 76-80 at issue and elected the Greater of 3% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, this waiver applies to withdrawals up to 3% of the beginning of the contract year 3% Roll-Up to age 85 benefit base. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal or to any subsequent withdrawals for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      - its main function is to provide skilled, intermediate, or custodial nursing care;

      - it provides continuous room and board to three or more persons;

      - it is supervised by a registered nurse or licensed practical nurse;

      - it keeps daily medical records of each patient;

      - it controls and records all medications dispensed; and

      - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.80% of the greater of the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.95% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this enhanced death benefit up to a maximum of 0.80% of the applicable benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset. The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

GREATER OF 3% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.65% of the greater of the 3% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit,


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we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.

PRINCIPAL GUARANTEE BENEFITS CHARGE

If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

GUARANTEED MINIMUM INCOME BENEFIT CHARGE

If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first.

If you elect the Guaranteed minimum income benefit that includes the 6-1/2% Roll-Up benefit base, the charge is equal to 0.80% of the applicable benefit base on the contract date anniversary. If you elect the Guaranteed minimum income benefit that includes the 6% Roll-Up benefit base, the charge is equal to 0.65% of the applicable benefit base.

If you opt to reset your Roll-Up benefit base on any contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the benefit that includes the 6-1/2% Roll-Up benefit base or 0.95% for the benefit that includes the 6% Roll-Up benefit base. You will be notified of the increased charge at the time we notify you of your eligibility to reset.
The increased charge, if any, will apply as of the next contract date anniversary following the reset and on all contract date anniversaries thereafter.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts).


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If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.65%. If you elect the Joint Life option, the charge is equal to 0.80%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). .

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an Annual Ratchet. The maximum charge for the Single Life option is 0.80%. The maximum charge for the Joint Life option is 0.95%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint life.


CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION
ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.

CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o    Management fees.

o    12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus(SM) bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.


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Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. Under a contract with a non-natural owner that has joint annuitants, the surviving annuitant is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus(SM) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.


--------------------------------------------------------------------------------
When we use the terms owner and joint owner, we intend these to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. If the contract is jointly owned or is issued to a non-natural owner and the GWBL has not been elected, the death benefit is payable upon the death of the older joint owner or older joint annuitant, as applicable. Under contracts with GWBL, the terms Owner and Successor Owner are intended to be references to Annuitant and Joint Annuitant, respectively, if the contract has a non-natural owner.
--------------------------------------------------------------------------------

Subject to applicable laws and regulations, you may impose restrictions on the timing and manner of the payment of the death benefit to your beneficiary. For example, your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election.

You should be aware that (i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable. If the contract had joint annuitants, it will become a single annuitant contract.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary,


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your surviving spouse can continue the contract as a successor owner under
"Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the surviving joint owner is not the surviving spouse, or, for single owner contracts, if the beneficiary is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.


NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.

If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.

If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your younger spouse, or if the contract owner is a non-natural person and you and your younger spouse are joint annuitants, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

Upon your death, the younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract) may elect to receive the death benefit, continue the contract under our Beneficiary continuation option (as discussed below in this section) or continue the contract, as follows:

o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.


o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contract owners.


o The applicable Guaranteed minimum death benefit option may continue as follows:

     --If you elected either the Annual Ratchet to age 85 or the Greater of 6-1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and if your surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85. If you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85)


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       will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

     --If you elected the Greater of 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, and your surviving spouse is age 80 or younger at the date of your death, and you were age 84 or younger at death, the enhanced death benefit continues and will grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. If you were age 85 or older at death, we will reinstate the enhanced death benefit you elected. The benefit base (which had been previously frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the surviving spouse's 85th birthday. If your spouse is younger than age 75, before electing to continue the contract, your spouse should consider that he or she could purchase a new contract and elect the Greater of 6% (as opposed to 3%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit at the same cost. He or she could also purchase a contract with a "Greater of 6-1/2%" enhanced death benefit at an additional cost.

     --If you elected either the Annual Ratchet to age 85 or the Greater of the 6-1/2% (or 6%) Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is age 76 or older on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued. If you elected the Greater of the 3% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit and your surviving spouse is 81 or older, the Guaranteed minimum death benefit and charge will be discontinued.

     --If the Guaranteed minimum death benefit continues, the Roll-Up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

     --For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

o The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

o If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If you elect the Guaranteed withdrawal benefit for life on a Joint life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single life basis, the benefit and charge will terminate.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant. If the deceased spouse was a joint annuitant, the contract will become a single annuitant contract.

o If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

o If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.

o The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.


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Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.


BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o    The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o    Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o    The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.


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o    The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.


o    Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:

o As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.

o No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o    The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.



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7.  Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"), Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.


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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


Collateral assignments are taxable to the extent of any earnings in the contract at the time any portion of the contract's value is assigned as collateral. Therefore, if you assign your contract as collateral for a loan with a third party after the contract is issued but before the end of the first contract year, you may have taxable income even though you receive no payments under the contract. AXA Equitable will report any income attributable to a collateral assignment on Form 1099-R. Also, if AXA Equitable makes payments or distributions to the assignee pursuant to directions under the collateral assignment agreement, any gains in such payments may be taxable to you and reportable on Form 1099-R even though you do not receive them.


TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED
WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.


EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).



1035 EXCHANGES

You may purchase a nonqualified deferred annuity through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract or life insurance or endowment contract.

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.



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An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy), or the joint lives (or joint life expectancy) of you and a beneficiary, in accordance with IRS formulas. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.


INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o    Traditional IRAs, typically funded on a pre-tax basis; and

o    Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus(SM).


This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the


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special tax rules that apply to traditional IRAs. The next section covers Roth
IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


AXA Equitable has not applied for an opinion letter approving the respective forms of the traditional IRA and Roth IRA contracts for use as a traditional and Roth IRA, respectively. AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional Inherited IRA and Inherited Roth IRA contracts.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.


You can cancel any version of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

Contributions to traditional IRAs. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o    "regular" contributions out of earned income or compensation; or

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.



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NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 "catch-up" contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.


If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.


WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o    qualified plans;

o    governmental employer 457(b) plans;

o    403(b) plans; and

o    other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.


Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN
TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:


o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or


o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your tra-


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ditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or


o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.



RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF
TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


A distribution from a traditional IRA is not taxable if:


o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.


Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.



REQUIRED MINIMUM DISTRIBUTIONS

BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present


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value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contracts if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.

WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead


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to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.

EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:


o  made on or after your death; or

o  made because you are disabled (special federal income tax definition); or


o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or


o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.


To meet the substantially equal periodic payments exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the


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traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o  regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.


With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.


WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS.Roth IRA contributions are not tax deductible.


ROLLOVERS AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o  another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth


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IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution, you must use our forms.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

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o  rollovers from a Roth IRA to another Roth IRA;

o  direct transfers from a Roth IRA to another Roth IRA;

o  qualified distributions from a Roth IRA; and

o  return of excess contributions or amounts recharacterized to a traditional
   IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:

o  you are age 59-1/2 or older; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b)  Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3)  All conversion contributions made during the year are added together.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.


REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX


Same as traditional IRA.



FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you pro-


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vide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.


o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.


As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.



SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.



MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.



IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information


--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 16, 2010 and the related price per $100 of maturity value were as shown below.


-------------------------------------------------------------------------------
   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH                   RATE TO                   PRICE
 MATURITY DATE OF               MATURITY AS OF            PER $100 OF
   MATURITY YEAR              FEBRUARY 16, 2010          MATURITY VALUE
-------------------------------------------------------------------------------
        2011                       3.00%*                   $ 97.09
        2012                       3.00%*                   $ 94.26
        2013                       3.00%*                   $ 91.51
        2014                       3.00%*                   $ 88.84
        2015                       3.00%*                   $ 86.25
        2016                       3.00%*                   $ 83.74
-------------------------------------------------------------------------------



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-------------------------------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH                   RATE TO                   PRICE
 MATURITY DATE OF               MATURITY AS OF            PER $100 OF
   MATURITY YEAR              FEBRUARY 16, 2010          MATURITY VALUE
-------------------------------------------------------------------------------
     2017                           3.00%                    $ 81.30
     2018                           3.00%                    $ 78.93
     2019                           3.10%                    $ 75.96
     2020                           3.30%                    $ 72.26
-------------------------------------------------------------------------------
* Since these rates to maturity are 3%, no amounts could have been allocated to these options.



HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.


     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such rat-



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ings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus(SM) contracts, credits allocated to your account value are funded from our general account.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Rollover IRA, Roth Conversion IRA, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for QP, Inherited IRA beneficiary continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ, Rollover IRA and Roth Conversion IRA contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. For Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount we will deduct is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options, the guaranteed interest option and available fixed maturity options, but not the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts) or the account for special money market dollar cost averaging (for Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts). You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of
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day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS, CREDITS AND TRANSFERS

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o    the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit


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they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.


If you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. The Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. The Benefit will also not terminate if you transfer your individually-owned contract to a trust held for your (or your and your immediate family's) benefit; the Benefit will continue to be based on your life. If you were not the annuitant under the individually-owned contract, you will become the annuitant when ownership is changed. Please speak with your financial professional for further information.


See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.

Loans are not available under your NQ contract.

In certain circumstances, you may collaterally assign all or a portion of the value of your NQ contract as security for a loan with a third party lender. The terms of the assignment are subject to our approval. The amount of the assignment may never exceed your account value on the day prior to the date we receive all necessary paperwork to effect the assignment. Only one assignment per contract is permitted, and any such assignment must be made prior to the first contract date anniversary. You must indicate that you have not purchased, and will not purchase, any other AXA Equitable (or affiliate's) NQ deferred annuity contract in the same calendar year that you purchase the contract.

A collateral assignment does not terminate your benefits under the contract. However, all withdrawals, distributions and benefit payments, as well as the exercise of any benefits, are subject to the assignee's prior approval and payment directions. We will follow such directions until AXA Equitable receives written notification satisfactory to us that the assignment has been terminated. If the owner or beneficiary fails to provide timely notification of the termination, it is possible that we could pay the assignee more than the amount of the assignment, or continue paying the assignee pursuant to existing directions after the


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collateral assignment has in fact been terminated. Our payment of any death benefit to the beneficiary will also be subject to the terms of the assignment until we receive written notification satisfactory to us that the assignment has been terminated.

In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.


DISTRIBUTION OF THE CONTRACTS

The Accumulator(R) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to

                                                            More information  91

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receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Accumulator(R) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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9. Incorporation of certain documents by reference


--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


                             Incorporation of certain documents by reference  93

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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                             2009          2008        2007        2006
----------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   10.99       $    8.75   $  14.58    $  13.91
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        58,442          49,051     25,941       4,973
----------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   11.39       $   10.51   $  11.97    $  11.46
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        27,962          16,158      4,306         590
----------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   11.34       $   10.04   $  12.62    $  12.12
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        27,256          17,697      6,473       1,414
----------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   11.42       $    9.89   $  13.27    $  12.65
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       127,613          84,689     37,645       8,363
----------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   11.92       $    9.90   $  14.71    $  14.01
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       175,685         141,905     75,948      17,150
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   12.14       $    9.68   $  19.90    $  18.04
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         7,762           7,019      4,042         800
----------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   12.04       $    8.99   $  16.46    $  14.29
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         2,475           2,070      1,013         213
----------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $    8.12       $    6.42   $   9.76    $  10.82
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         3,612           2,521      1,033         123
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   11.59       $    9.02   $  14.40    $  14.42
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         7,088           3,987      1,992         385
----------------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   14.19       $   11.04   $  19.62    $  18.04
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         4,627           3,778      2,421         590
----------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $    2.09       $    1.90   $   2.84    $   2.77
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        12,019           8,373      3,300         989
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $    9.23       $    7.14   $  13.22    $  11.94
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                           723             594        324         101
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $    9.59       $    7.28   $  12.38    $  11.90
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         3,953           3,633      2,506         604
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   10.52       $    8.11   $  13.61    $  13.57
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         3,080           2,728      2,267         276
----------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)


----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                             2009           2008         2007        2006
----------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  9.79         $  7.73      $  13.94     $ 13.65
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       6,300           3,919         2,328         869
----------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 10.05         $  9.91      $  11.03     $ 10.84
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       9,215           3,840         3,598       1,106
----------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  8.73         $  6.67      $  11.11     $ 10.85
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       8,363           7,157         3,823         406
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 10.87         $  8.75      $  14.14     $ 13.65
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       8,430           4,505         2,496         553
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 11.38         $  9.02      $  15.30     $ 13.60
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      11,370          10,424         5,402       1,416
----------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 13.14         $  9.49      $  13.28     $ 12.09
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       2,913             807           550          81
----------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  9.11         $  7.07      $  10.51     $ 10.43
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       9,627           8,899         7,144         828
----------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  7.52         $  5.93      $   9.52          --
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                      53,600          48,476        21,512          --
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 11.42         $  9.92      $  11.67     $ 11.43
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       2,024           1,668         1,148         231
----------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 44.36         $ 31.77      $  46.43     $ 43.04
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       2,346           1,862           981         156
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 11.36         $ 11.29      $  10.74     $  9.95
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       5,026           4,266         1,405         316
----------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 21.67         $ 14.63      $  34.76     $ 24.80
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       6,856           5,722         2,799         625
----------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 10.68         $ 11.07      $  10.83     $ 10.27
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       4,131           2,411           353          63
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 14.08         $ 10.54      $  19.36     $ 17.03
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       5,399           3,339         1,892         625
----------------------------------------------------------------------------------------------------------------
 EQ INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  5.80         $  4.28      $   7.26     $  6.33
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       7,396           5,559         3,231         363
----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 11.05         $  8.46      $  14.23     $ 14.59
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       1,315             893           648         104
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $ 10.82         $  8.67      $  14.03     $ 13.69
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                         588             365           162          37
----------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-2

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                             2009         2008           2007        2006
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  11.71       $  8.71        $ 13.84      $ 12.31
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        1,648         1,472            881          180
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  12.04       $  9.04        $ 14.83      $ 13.00
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        1,863         1,333            747           58
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   5.24       $  4.45        $ 10.42      $ 11.22
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        2,573         1,673          1,065          314
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   9.54       $  8.03        $ 14.35      $ 15.23
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        5,376         5,760          5,014        1,142
----------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   9.18       $  7.87        $ 12.58      $ 12.32
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        1,771         1,289            975          291
----------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  10.91       $  8.81        $ 12.92      $ 11.83
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        2,462         1,142            524           92
----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  10.76       $  8.00        $ 15.98      $ 14.99
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        5,325         3,947          2,442          587
----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  12.15       $  9.06        $ 15.19      $ 15.64
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        9,184         1,612          1,507          506
----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  10.53       $ 10.67        $ 10.58      $ 10.24
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        8,093         6,707          1,895          702
----------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   2.00       $  1.56        $  2.36      $  1.98
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        9,924         9,857          2,099          449
----------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   8.11       $  6.57        $ 10.75      $ 10.71
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        5,808         5,798          5,018          666
----------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   9.26       $  6.77        $ 11.58      $ 11.10
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        3,449         2,631          1,541          158
----------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   9.54       $  8.95        $  9.45      $  8.59
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       18,851         9,821          3,197          841
----------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  10.69       $ 10.21        $ 11.07      $ 10.73
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        4,912         1,880          1,453          364
----------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $  11.64       $  9.35        $ 14.39      $ 14.85
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        4,873         2,215          1,354          370
----------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   5.42       $  3.85        $  6.75      $  6.37
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        7,194         2,900          1,437          154
----------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                              $   8.13       $  6.33        $ 10.84      $ 10.76
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                        5,026         4,870          4,461          526
----------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                  --------------------------------------------------------------
                                                           2009          2008           2007        2006
----------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $ 1.90         $  1.46       $  2.46      $  2.47
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     4,312           2,891         2,349          473
----------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $ 9.06         $  7.15       $ 11.48      $ 11.93
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     2,994           2,784         2,074          664
----------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $13.00         $  8.38       $ 16.12      $ 13.35
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     4,560           3,390         1,545          298
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $10.16         $  7.50       $ 14.25      $ 12.96
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     2,900             529           238           94
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $12.20         $ 11.41       $ 11.28      $ 10.76
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     8,726           2,680         1,109          333
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $13.65         $ 10.65       $ 20.44      $ 18.42
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     3,873           2,606         1,524          386
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $10.94         $  8.36       $ 14.02      $ 13.53
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                       759             507           349           62
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $ 9.21         $  6.83       $ 12.67      $ 11.54
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     1,451           1,190           674          176
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $11.92         $  9.83       $ 15.92      $ 15.57
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     3,180           2,483         1,212          264
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $11.57         $  8.27       $ 14.84      $ 13.44
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     1,900           1,229           725          212
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $13.34         $  9.36       $ 14.81      $ 15.00
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     2,341           1,300           778          224
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $10.34         $  9.56       $ 12.66      $ 12.44
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     3,205           2,102         1,768          448
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $ 3.95         $  2.98       $  5.21      $  5.09
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     7,492           4,840         3,439          574
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $10.17         $  8.15       $ 13.29      $ 14.93
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     1,415             910           704          327
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
  Unit value                                             $11.84         $  7.57       $ 14.50      $ 12.42
----------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     3,012           1,902           986          112
----------------------------------------------------------------------------------------------------------------




                                 Appendix I: Condensed financial information A-4

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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------
                                                   2009        2008          2007       2006        2005
----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   10.26   $    8.19     $  13.68    $  13.09     $ 11.28
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              47,988      44,143       31,080       6,793         342
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   10.71   $    9.90     $  11.30    $  10.85     $ 10.36
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              25,907      18,171        4,087       1,202         501
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   10.48   $    9.30     $  11.73    $  11.29     $ 10.55
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              20,920      16,064        7,023       2,537         671
----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   42.75   $   37.11     $  49.91    $  47.71     $ 43.93
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              23,023      18,036        9,394       3,387         762
----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   10.61   $    8.84     $  13.16    $  12.57     $ 11.15
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             147,651     130,940       85,777      22,340       2,035
----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   12.01   $    9.60     $  19.79    $  17.99     $ 14.79
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               6,599       6,749        5,611       1,983       1,000
----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   14.90   $   11.15     $  20.47    $  17.82     $ 16.60
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               2,587       2,766        2,301       1,922       1,979
----------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $    8.05   $    6.38     $   9.73    $  10.82          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               2,073       1,829          936         153          --
----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   18.92   $   14.75     $  23.62    $  23.71     $ 19.92
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               4,776       3,421        2,381       1,301       1,147
----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   17.53   $   13.67     $  24.36    $  22.46     $ 18.15
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               5,490       5,347        4,881       3,580       3,145
----------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                    $    4.98   $    4.54     $   6.81    $   6.67     $  5.84
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               5,308       3,897        2,391       1,207         536
----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $    6.83   $    5.30     $   9.83    $   8.91     $  8.60
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 641         636          349         147          65
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------
                                                   2004        2003        2002          2001        2000
----------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.60          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                120          --          --            --          --
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.27          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                286          --          --            --          --
----------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.38          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                279          --          --            --          --
----------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 42.57     $ 39.77     $ 33.91       $ 39.47          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                659         461         279           110          --
----------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --            --          --
----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 13.03     $ 11.20     $  8.42       $  9.51     $ 12.60
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,008       1,052         135            --          --
----------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 15.12     $ 13.48     $  9.71       $ 14.14     $ 16.56
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,313       2,809       3,037         2,971       1,248
----------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --            --          --
----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 19.65     $ 18.05     $ 13.98       $ 17.04     $ 16.40
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,430       1,339       1,334         1,071         299
----------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 16.63     $ 13.89     $ 11.02       $ 13.42     $ 17.37
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,356       3,673       4,227         4,268       2,110
----------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.59          --          --            --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                306          --          --            --          --
----------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  8.03     $  7.87     $  6.25       $  8.63          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 88         101          79            19          --
----------------------------------------------------------------------------------------------------------


A-5   Appendix I: Condensed financial information

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------
                                                   2009        2008          2007       2006        2005
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.29    $   7.83      $  13.35    $  12.86    $  12.16
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,912       3,107         3,136       2,540       2,470
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.90    $   7.65      $  12.88    $  12.87    $  11.67
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              5,543       6,117         7,563       4,914       5,540
----------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 178.67    $ 141.42      $ 255.59    $ 250.91    $ 230.23
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                502         423           392         361         370
----------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  12.94    $  12.80      $  14.28    $  14.07    $  13.73
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              8,565       6,813         8,678       7,950       8,015
----------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   8.65    $   6.63      $  11.07    $  10.84          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              6,031       5,304         3,797         665          --
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  23.07    $  18.62      $  30.17    $  29.20    $  15.77
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              4,766       4,288         4,204       3,534       3,726
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.50    $  10.73      $  18.25    $  16.26    $  15.11
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              9,136       9,050         5,863       2,666       1,390
----------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.47    $   6.86      $   9.62    $   8.78    $   8.42
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,886       1,482         1,089         319         349
----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.03    $   7.03      $  10.47    $  10.42          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              8,263       8,326         6,851       1,076          --
----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   7.47    $   5.90      $   9.50          --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             29,210      27,745        13,483          --          --
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.49    $  10.01      $  11.80    $  11.59    $  10.49
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,717       1,577         1,416         425          11
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  27.10    $  19.46      $  28.50    $  26.49    $  22.64
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,958       3,270         2,211         519         111
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.24    $  11.19      $  10.68    $   9.92    $   9.74
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              5,491       5,387         1,997         457           9
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------
                                                   2004        2003        2002         2001        2000
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.75          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               2,815          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.18    $  10.23    $   7.91     $  10.66    $  11.05
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               6,418       6,957       7,543        2,052         628
----------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 224.21    $ 199.56    $ 135.53     $ 206.51    $ 235.03
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 430         484         521          499         204
----------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  13.65    $  13.32    $  13.09     $  12.13    $  11.41
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               8,979      10,672      12,695        8,943       1,427
----------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  25.07    $  23.10    $  18.36     $  24.03    $  27.79
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               4,345       4,750       5,020        4,534       1,524
----------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  13.86    $  12.74    $   9.87     $  11.33          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               1,251       1,338         701           89          --
----------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
----------------------------------------------------------------------------------------------------------
  Unit value                                     $   8.23    $   7,80    $   5.74     $   7.67    $   9.39
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 400         500         378          182          47
----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  22.05          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  63          --          --           --          --
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                           --          --          --           --          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --          --          --           --          --
----------------------------------------------------------------------------------------------------------


                               Appendix I: Condensed financial information   A-6

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------
                                                   2009        2008          2007       2006        2005
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 16.04     $ 10.86       $ 25.86     $ 18.50     $  13.71
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             9,622       8,369         5,992       2,602        1,632
----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 18.94     $ 19.69       $ 19.30     $ 18.35     $  18.07
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,248       2,058           813         747          873
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.73     $  8.81       $ 16.22     $ 14.30     $  12.18
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             6,484       4,686         3,598       2,904        2,599
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.91     $  9.55       $ 16.25     $ 14.20     $  11.48
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             3,313       2,704         1,865         310            5
----------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.83     $  9.09       $ 15.32     $ 15.76     $  13.30
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,758       2,921         3,721       4,048        4,589
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.17     $  6.56       $ 10.64     $ 10.41     $   9.36
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,683       2,845         3,557       4,130        4,965
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  6.50     $  4.85       $  7.72     $  6.88     $   7.03
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             7,663       7,722         7,920       7,569        9,117
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.60     $ 10.24       $ 16.84     $ 14.80     $  13.94
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             3,016       2,719         2,698       2,090        2,422
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  5.18     $  4.42       $ 10.36     $ 11.19     $  10.64
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,425       1,742         1,312         738          113
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.95     $  9.24       $ 16.56     $ 17.62     $  14.75
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             7,574       8,454         9,126       5,695        5,091
----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.03     $  7.77       $ 12.44     $ 12.21     $  10.58
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,759       1,303         1,062         501           58
----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.71     $  8.66       $ 12.75     $ 11.70     $  10.55
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,041       1,080           497         138           45
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.04     $  6.74       $ 13.50     $ 12.70     $  11.56
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             7,799       7,091         6,060       4,317        4,297
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------
                                                   2004        2003        2002         2001        2000
----------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  10.48    $  8.61     $  5.61      $  6.06      $  6.49
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               1,515      1,462       1,464        1,482          881
----------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  18.13    $ 18.07     $ 17.97      $ 16.81      $ 15.83
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               1,061      1,357       1,226           --           --
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  10.56    $  9.44     $  7.23      $  8.65      $ 11.10
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               2,863      2,832       2,786        2,530        1,050
----------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                           --         --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --         --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  12.99    $ 11.90     $  9.53      $ 11.97      $ 13.04
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               5,234      6,009       6,939        6,123        1,419
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $   8.87    $  8.08     $  6.73      $  8.66      $ 10.47
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               5,788      6,613       7,231        7,160        2,262
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $   6.21    $  5.82     $  4.80      $  7.08      $  9.46
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              10,421     11,828      13,521       14,217        6,200
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  12.99    $ 11.72     $  9.20      $ 14.23      $ 21.92
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               2,867      3,344       3,796        4,345        2,112
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                           --         --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --         --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  14.21    $ 12.72     $ 10.04      $ 11.80      $ 11.63
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               5,823      6,106       6,520        4,851        1,119
----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                           --         --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --         --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------
  Unit value                                           --         --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  --         --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  11.04    $  9.67     $  6.84      $  8.52      $  9.99
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               4,997      5,343       5,392        4,418          609
----------------------------------------------------------------------------------------------------------


A-7   Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------
                                                   2009        2008          2007       2006        2005
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.27     $  9.92       $ 16.67     $ 17.21     $ 15.54
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              8,258       3,049         3,624       3,215       3,279
----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  28.48     $ 28.93       $ 28.78     $ 27.92     $ 27.14
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,955       5,634         3,506       2,933       1,954
----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   4.85     $  3.79       $  5.74     $  4.83     $  4.54
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              6,055       5,847         1,806         155          14
----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   8.04     $  6.53       $ 10.71     $ 10.70          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,613       3,890         3,519         623          --
----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.18     $  6.73       $ 11.54     $ 11.09          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,094       2,347         1,565         227          --
----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.81     $ 10.17       $ 10.76     $  9.81     $  9.92
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             17,971      11,794         3,625       1,202         300
----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  15.77     $ 15.10       $ 16.41     $ 15.95     $ 15.60
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,756       1,534         1,355         630         455
----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.10     $ 10.55       $ 16.27     $ 16.83     $ 14.52
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              4,503       2,777         2,196       1,231         854
----------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.41     $  9.55       $ 16.79     $ 15.90     $ 16.83
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,402       2,310         2,146          71          15
----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   8.06     $  6.29       $ 10.80     $ 10.75          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,207       3,287         2,998         531          --
----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   4.71     $  3.62       $  6.12     $  6.15     $  5.47
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,496       2,130         1,796         424         102
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                    $   8.95     $  7.08       $ 11.41     $ 11.88     $ 10.41
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,153       2,035         1,990         900         131
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  12.84     $  8.31       $ 16.02     $ 13.29     $ 12.36
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              5,105       3,782         2,291         361          40
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------
                                                   2004        2003        2002         2001        2000
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 14.18     $ 12.22     $  9.32      $ 11.09      $ 10.84
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,574       3,783       4,067        3,015          198
----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 26.87     $ 27.08     $ 27.35      $ 27.44      $ 26.91
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              2,306       3,186       4,967        4,110          826
----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  4.38          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  6          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 15.54     $ 15.21     $ 14.92           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                480         519         474           --           --
----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 14.15     $ 12.21     $  8.50      $ 10.92      $ 10.87
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,001       1,152         974          825          270
----------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 16.44          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  5.10          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  6          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                          --          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 --          --          --           --           --
----------------------------------------------------------------------------------------------------------


                               Appendix I: Condensed financial information   A-8

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------
                                                   2009        2008          2007       2006        2005
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 44.47      $ 32.90       $ 62.68     $ 57.17     $ 55.24
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               764          210           180         171         172
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.81      $ 12.02       $ 11.91     $ 11.39     $ 11.14
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             7,487        3,422         2,253       1,474       1,199
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.33      $  9.64       $ 18.56     $ 16.77     $ 13.59
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             4,312        3,649         2,753       1,168         480
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.80      $  7.51       $ 12.62     $ 12.21     $ 10.92
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,086          981           750         346         269
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  7.55      $  5.62       $ 10.45     $  9.54     $  9.68
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,893        1,942         1,621         999         613
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.80      $  8.93       $ 14.50     $ 14.21     $ 12.10
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             3,315        3,416         2,431       1,285         919
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.24      $  6.62       $ 11.92     $ 10.82     $ 10.03
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,357        1,770         1,398         884         663
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.17      $  8.56       $ 13.58     $ 13.78     $ 12.20
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             2,667        1,982         1,394         838         550
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 25.75      $ 23.85       $ 31.67     $ 31.19     $ 28.82
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,890        1,874         2,103       1,654       1,626
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  6.66      $  5.03       $  8.83     $  8.65     $  7.97
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             4,460        3,484         2,924         627         195
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.05      $ 10.48       $ 17.14     $ 19.31     $ 16.89
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             1,909        1,879         2,209       2,465       2,629
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.92      $  6.36       $ 12.21     $ 10.49     $  9.93
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                             5,240        4,243         3,629       2,459       2,792
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                ----------------------------------------------------------
                                                   2004        2003        2002         2001        2000
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 51.85     $ 46.99     $ 34.70      $ 49.56      $ 67.28
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                181         211         241          249          106
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.13     $ 10.88     $ 10.65           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,470       1,625       1,594           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.96     $ 10.30     $  7.79           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                411         323         108           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 10.39     $  9.62     $  7.63           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                397         296         201           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.15     $  8.71     $  6.77           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                930         759         424           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.47     $ 10.18     $  7.89           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                809         635         503           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.40     $  8.54     $  6.19           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                773         720         427           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 11.54     $ 10.18     $  7.35           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                720         545         364           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 28.41     $ 26.55     $ 22.00      $ 23.03      $ 23.23
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              1,924       2,218       1,906        1,632          432
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  7.53          --          --           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 11          --          --           --           --
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------
  Unit value                                     $ 16.39     $ 14.22     $ 10.51      $ 12.39      $ 10.69
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,013       3,182       3,460        2,447          588
----------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------
  Unit value                                     $  9.07     $  8.77     $  5.65           --           --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                              3,478         278         386           --           --
----------------------------------------------------------------------------------------------------------



A-9   Appendix I: Condensed financial information

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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



----------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------------------------
                                                   2009        2008          2007       2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.29    $    9.02     $   15.09   $   14.45   $  12.46    $  11.72     $ 10.66
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             91,369       88,738        64,596      32,813     12,508       4,674         195
----------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.14    $   10.32     $   11.79   $   11.33   $  10.83    $  10.75     $ 10.31
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             56,858       42,602        10,068       5,935      3,738       1,736         116
----------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.08    $    9.85     $   12.43   $   11.98   $  11.20    $  11.03     $ 10.41
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             48,383       39,676        23,580      16,150      9,271       3,928         215
----------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.23    $    9.76     $   13.13   $   12.57   $  11.58    $  11.24     $ 10.51
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             87,530      162,336       117,390      83,885     52,197      21,440         970
----------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.66    $    9.72     $   14.48   $   13.84   $  12.29    $  11.72     $ 10.67
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             19,013      307,331       240,939     152,231     69,680      21,528         560
----------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.92    $    9.54     $   19.68   $   17.91   $  14.74    $  13.00     $ 11.19
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             11,782       12,678        12,529       7,675      3,716       1,270          66
----------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.81    $    8.85     $   16.27   $   14.18   $  13.22    $  12.06     $ 10.75
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,707        4,155         3,846       2,926      1,783         913          81
----------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   8.02    $    6.36     $    9.71   $   10.81         --          --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,217        3,589         2,069         384         --          --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.37    $    8.88     $   14.23   $   14.30   $  12.02    $  11.87     $ 10.92
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,718        8,195         7,001       5,785      4,888       3,020         210
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.92    $   10.87     $   19.38   $   17.89   $  14.47    $  13.27     $ 11.09
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              9,672        8,942         9,184       7,223      4,026       1,161          30
----------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   4.93    $    4.49     $    6.74   $    6.61   $   5.80    $   5.55          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,687        6,763         5,771       4,814      3,177         208          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.04    $    7.03     $   13.04   $   11.83   $  11.43    $  10.68     $ 10.49
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                976          994           982         894        571         194           5
----------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.41    $    7.17     $   12.24   $   11.80   $  11.17    $  10.80     $ 10.41
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             10,253       10,512         9,279       6,225      2,419         273          15
----------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.31    $    7.97     $   13.44   $   13.44   $  12.20    $  11.69     $ 10.72
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             14,379       15,308        17,200       6,674      4,879       2,900          86
----------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.72    $    7.70     $   13.93   $   13.69   $  12.58    $  12.26     $ 10.92
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,285        7,635         7,057       7,207      5,402       2,957         158
----------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.85    $    9.76     $   10.89   $   10.74   $  10.50    $  10.44     $ 10.20
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             15,630       13,286        14,134      11,680      7,995       3,501         284
----------------------------------------------------------------------------------------------------------------------------------


                              Appendix I: Condensed financial information   A-10

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------------------------
                                                   2009        2008          2007       2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.63      $  6.61       $  11.06    $  10.84          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            12,570       12,038          7,823       1,788          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.68      $  8.63       $  14.00    $  13.56    $  11.98    $ 11.67     $ 10.76
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            16,494       13,591         11,756       9,866       7,495      4,181         204
----------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.14      $  8.86       $  15.09    $  13.45    $  12.51    $ 11.49     $ 10.57
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            25,216       27,244         25,093      20,022      11,881      5,249         435
----------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.88      $  9.34       $  13.11    $  11.98    $  11.50    $ 11.25     $ 10.69
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,221        2,848          2,691       1,979       1,528      1,146         126
----------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.00      $  7.01       $  10.46    $  10.42          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            26,123       22,020         19,931       3,992          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  7.45      $  5.90       $   9.50          --          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            77,428       73,834         36,003          --          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.44      $  9.97       $  11.77    $  11.57    $  10.48         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,904        2,617          2,502       1,759         442         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 26.51      $ 19.06       $  27.94    $  26.00    $  22.24    $ 21.68          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,361        4,032          3,011       1,796         802         76          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.19      $ 11.16       $  10.65    $   9.91    $   9.74         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             9,976        8,932          4,959       2,013         172         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 21.26      $ 14.40       $  34.34    $  24.59    $  18.24    $ 13.97     $ 11.48
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,747        9,040          8,306       6,050       3,408      1,047          46
----------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.51      $ 10.94       $  10.74    $  10.22    $  10.07    $ 10.12     $ 10.09
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             6,213        5,624          2,177       1,691       1,398        905          69
----------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.80      $ 10.36       $  19.11    $  16.87    $  14.38    $ 12.48     $ 11.17
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            12,800       12,557         12,092      11,624       7,243      3,564         178
----------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 12.85      $  9.52       $  16.21    $  14.18    $  11.48         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,774        4,806          3,860       1,674         373         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.84      $  8.33       $  14.06    $  14.47    $  12.22    $ 11.96     $ 10.97
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,250        2,028          2,094       1,769       1,018        473          42
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.61      $  8.53       $  13.85    $  13.56    $  12.21    $ 11.58     $ 10.57
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             1,676        1,341          1,364       1,455       1,271        643          69
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.47      $  8.57       $  13.66    $  12.19    $  12.46    $ 11.02     $ 10.34
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,165        4,045          3,311       2,506       1,386        595          44
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.81      $  8.90       $  14.66    $  12.89    $  12.16    $ 11.34     $ 10.24
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,475        2,429          2,960       1,215         705        369          29
----------------------------------------------------------------------------------------------------------------------------------


A-11   Appendix I: Condensed financial information

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------------------------
                                                   2009        2008          2007       2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  5.16      $  4.40       $  10.34    $  11.17     $ 10.63         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             6,971        6,687          7,005       5,957         563         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.36      $  7.90       $  14.17    $  15.10     $ 12.65    $ 12.20     $ 10.93
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            15,820       17,618         19,894      14,100       9,522      5,080         310
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.99      $  7.74       $  12.41    $  12.19     $ 10.58         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,379        3,958          3,773       3,163         874         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.66      $  8.63       $  12.71    $  11.68     $ 10.54         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             4,065        2,823          1,698       1,248         527         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.54      $  7.86       $  15.77    $  14.84     $ 13.53    $ 12.93     $ 11.33
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,675       10,589         10,337       8,706       5,920      3,260         291
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.92      $  8.92       $  15.00    $  15.51     $ 14.02    $ 12.80     $ 11.04
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            19,394        5,726          6,668       6,490       4,526      2,213         149
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.42      $ 10.59       $  10.55    $  10.24     $  9.97    $  9.87     $  9.96
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            19,099       26,885          8,854       4,632       2,041      1,005          42
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  4.79      $  3.76       $   5.69    $   4.79     $  4.51    $  4.35          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             7,498        8,750          4,503       1,430         883         38          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.01      $  6.51       $  10.70    $  10.70          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            11,439       11,898         12,811       2,470          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  9.15      $  6.71       $  11.52    $  11.08          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,394        4,013          2,779         367          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.76      $ 10.13       $  10.73    $   9.79     $  9.91         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            39,919       25,636         14,527       8,303       3,300         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 10.51      $ 10.07       $  10.96    $  10.66     $ 10.44    $ 10.40     $ 10.20
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             9,834        4,558          4,138       3,340       2,303      1,119          95
----------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 11.42      $  9.21       $  14.21    $  14.72     $ 12.72    $ 12.40     $ 10.71
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             7,505        4,820          4,773       4,061       2,210      1,215          79
----------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $ 13.12      $  9.36       $  16.46    $  15.61     $ 16.53    $ 16.17          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             5,286        3,779          3,120         907         526         22          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.03      $  6.28       $  10.79    $  10.75          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             8,585        9,057         10,518       2,001          --         --          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  4.66      $  3.58       $   6.07    $   6.10     $  5.43    $  5.07          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             2,887        3,308          3,079       2,346         952         71          --
----------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  8.91      $  7.05       $  11.38    $  11.86     $ 10.41         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            10,345       10,821          9,921       7,856       2,852         --          --
----------------------------------------------------------------------------------------------------------------------------------


                              Appendix I: Condensed financial information   A-12

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                               -----------------------------------------------------------------------------------
                                                   2009        2008          2007       2006        2005        2004        2003
----------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  12.78     $  8.28       $ 15.97     $ 13.27      $ 12.35         --          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,909       6,915         5,059       2,350          533         --          --
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.03     $  7.43       $ 14.17     $ 12.93      $ 12.51    $ 11.75     $ 10.66
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,825       1,350         1,191         976          442        210          15
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.90     $ 11.17       $ 11.08     $ 10.61      $ 10.39    $ 10.38     $ 10.16
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             19,288      11,031         6,566       5,315        4,566      2,210         301
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.36     $ 10.46       $ 20.15     $ 18.23      $ 14.79    $ 13.02     $ 11.23
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,035       7,867         7,136       5,220        2,536      1,127          65
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.71     $  8.22       $ 13.82     $ 13.38      $ 11.98    $ 11.41     $ 10.58
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              2,563       1,797         1,624       1,487        1,016        456          20
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.01     $  6.71       $ 12.49     $ 11.42      $ 11.59    $ 10.97     $ 10.45
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              3,935       3,987         3,875       3,137        2,204      1,141          59
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.67     $  9.65       $ 15.69     $ 15.40      $ 13.12    $ 12.46     $ 11.07
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              6,264       6,951         6,335       5,165        3,109      1,455          59
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.32     $  8.12       $ 14.63     $ 13.30      $ 12.33    $ 11.57     $ 10.53
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,627       4,317         3,883       3,570        2,515      1,381          97
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  13.06     $  9.20       $ 14.60     $ 14.83      $ 13.15    $ 12.45     $ 10.99
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              4,569       4,175         4,025       3,627        2,566      1,506         103
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  10.21     $  9.46       $ 12.58     $ 12.40      $ 11.47    $ 11.32     $ 10.59
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              8,522       6,601         7,716       6,956        5,292      3,135         282
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   6.59     $  4.98       $  8.75     $  8.58      $  7.91    $  7.49          --
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              7,464       6,845         6,231       3,530        1,416         31          --
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $   9.97     $  8.02       $ 13.12     $ 14.80      $ 12.96    $ 12.59     $ 10.93
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              6,164       6,403         7,224       7,719        5,307      2,979         191
----------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------------------------
  Unit value                                    $  11.59     $  7.44       $ 14.29     $ 12.29      $ 11.65    $ 10.64     $ 10.31
----------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              5,856       4,301         3,743       2,164        1,431        675          35
----------------------------------------------------------------------------------------------------------------------------------



A-13   Appendix I: Condensed financial information

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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                   -----------------------------------------------
                                                                      2009        2008          2007       2006
------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  11.26     $  9.00       $  15.05    $  14.43
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 8,367       8,484          6,377       3,109
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  11.11     $ 10.29       $  11.76    $  11.31
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 7,276       5,824          2,454       1,800
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  11.05     $  9.82       $  12.40    $  11.96
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 4,925       4,505          2,753       3,022
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  41.22     $ 35.84       $  48.27    $  46.21
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 4,527       4,019          3,098       2,325
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  11.62     $  9.69       $  14.45    $  13.82
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                27,631      27,177         23,506      14,705
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  11.74     $  9.40       $  19.41    $  17.67
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,714       1,924          2,236       1,508
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  14.61     $ 10.96       $  20.14    $  17.56
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   346         421            443         462
------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $   8.01     $  6.36       $   9.71    $  10.81
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   380         377            421          38
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  18.56     $ 14.49       $  23.24    $  23.37
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   880         834            842         856
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  17.19     $ 13.43       $  23.97    $  22.13
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   984       1,000          1,136       1,052
------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $   4.90     $  4.47       $   6.71    $   6.59
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   611         730            571         504
------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $   6.72     $  5.23       $   9.71    $   8.81
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   265         286            373         353
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                  ------------------------------------------------
                                                                      2005        2004          2003       2002
------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.45      $ 11.72       $ 10.66          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,519          656            32          --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.82      $ 10.74       $ 10.30          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,000          281             1          --
------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 11.19      $ 11.02       $ 10.41          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 2,176          414            84          --
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 42.61      $ 41.36       $ 38.70     $ 33.05
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,725          893           383          86
------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.28      $ 11.71       $ 10.66          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 6,917        2,788            46          --
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 14.55      $ 12.84       $ 11.05     $  8.32
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,037          649           530         142
------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 16.39      $ 14.95       $ 13.34     $  9.63
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   372          312           478         121
------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                             --           --            --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    --           --            --          --
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 19.66      $ 19.43       $ 17.87     $ 13.86
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   849          802           502         184
------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 17.91      $ 16.44       $ 13.75     $ 10.92
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   782          522           441         161
------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  5.78      $  5.54            --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   326           15            --          --
------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  8.51      $  7.96       $  7.82     $  6.22
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   314          204           249          42
------------------------------------------------------------------------------------------------------------------


                              Appendix I: Condensed financial information   A-14

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                   -----------------------------------------------
                                                                      2009        2008          2007       2006
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 10.09      $   7.70      $  13.14    $  12.67
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,490         1,426         1,289       1,484
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.74      $   7.54      $  12.71    $  12.72
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                2,196         2,528         3,063       1,393
------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $169.68      $ 134.51      $ 243.48    $ 239.38
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   60            63            65          73
------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.71      $  12.59      $  14.07    $  13.88
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,504         1,216         1,473       1,477
------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.61      $   6.60      $  11.05    $  10.84
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,601         1,517         1,189         216
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 22.52      $  18.20      $  29.54    $  28.64
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,432         1,308         1,547       1,418
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 13.33      $  10.61      $  18.08    $  16.13
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                2,904         3,228         3,346       2,714
------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.31      $   6.75      $   9.49    $   8.67
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  537           353           249         215
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.99      $   7.01      $  10.45    $  10.42
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,908         1,649         1,574         368
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  7.44      $   5.89      $   9.49          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                4,971         5,195         2,805          --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 11.41      $   9.95      $  11.75    $  11.56
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  248           305           337         193
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 26.23      $  18.86      $  27.67    $  25.76
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  666           610           618         233
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 11.16      $  11.14      $  10.64    $   9.90
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,037         1,063           476         185
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                  ------------------------------------------------
                                                                      2005        2004          2003       2002
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  12.00     $  11.62     $  11.20    $   9.19
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    351          160          164          40
------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  11.55     $  11.08     $  10.16    $   7.86
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  1,585        1,200          776         200
------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 219.99     $ 214.55     $ 191.26    $ 130.09
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     73           64           29           9
------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  13.57     $  13.50     $  13.20    $  12.99
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  1,527        1,343        1,175         441
------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                              --           --           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     --           --           --          --
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  25.31     $  24.66     $  22.76    $  18.11
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  1,604        1,386        1,074         399
------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  15.01     $  13.79     $  12.69    $   9.85
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  2,354        1,938        1,510         386
------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $   8.33     $   8.15     $   7.75    $   5.70
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    280          377          218          32
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------
  Unit value                                                              --           --           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     --           --           --          --
------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------
  Unit value                                                              --           --           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     --           --           --          --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  10.48           --           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     77           --           --          --
------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  22.05     $  21.50           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                     79            9           --          --
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $   9.74           --           --          --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                      8           --           --          --
------------------------------------------------------------------------------------------------------------------


A-15   Appendix I: Condensed financial information

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                   -----------------------------------------------
                                                                      2009        2008          2007       2006
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 15.74      $ 10.67       $ 25.45      $ 18.23
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,600        1,528         1,726        1,239
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 18.41      $ 19.16       $ 18.82      $ 17.92
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  875          948           404          376
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 11.54      $  8.68       $ 16.01      $ 14.13
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                2,278        2,341         2,289        3,208
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.82      $  9.50       $ 16.18      $ 14.17
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  777          796           665          269
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 11.61      $  8.93       $ 15.08      $ 15.53
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  275          280           288          351
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.03      $  6.46       $ 10.50      $ 10.28
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  367          389           458          510
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  6.39      $  4.78       $  7.62      $  6.80
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,047        1,004         1,050        1,042
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 13.34      $ 10.06       $ 16.57      $ 14.58
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  249          298           492          192
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  5.15      $  4.39       $ 10.32      $ 11.17
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  868          847           809          532
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 10.76      $  9.09       $ 16.31      $ 17.38
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                2,313        2,668         3,123        2,507
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.97      $  7.73       $ 12.39      $ 12.18
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  344          351           369          308
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 10.63      $  8.62       $ 12.70      $ 11.67
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  455          425           442          196
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.92      $  6.66       $ 13.35      $ 12.57
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,781        1,863         2,166        1,890
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                  ------------------------------------------------
                                                                      2005        2004          2003       2002
------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 13.53      $ 10.37      $  8.53      $  5.56
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   755          609          457           69
------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 17.67      $ 17.76      $ 17.72      $ 17.65
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   481          416          458          259
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.06      $ 10.47      $  9.38      $  7.19
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 2,337        1,926        1,026          282
------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 11.47           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    56           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 13.12      $ 12.84      $ 11.78      $  9.45
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   347          370          307          128
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  9.26      $  8.79      $  8.03      $  6.69
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   603          610          598          229
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  6.96      $  6.16      $  5.78      $  4.77
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,055          981          856          341
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 13.76      $ 12.84      $ 11.60      $  9.12
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   184          149           93           38
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.63           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   144           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 14.57      $ 14.06      $ 12.60      $  9.96
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 2,363        2,169        1,481          530
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.57           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    83           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.54           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    84           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 11.47      $ 10.97      $  9.62      $  6.81
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,556        1,391          883          285
------------------------------------------------------------------------------------------------------------------


                              Appendix I: Condensed financial information   A-16

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                   -----------------------------------------------
                                                                      2009        2008          2007       2006
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 13.01      $  9.74       $ 16.40      $ 16.96
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                2,158          902         1,069        1,156
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 27.28      $ 27.75       $ 27.65      $ 26.86
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,227        1,943         1,051        1,102
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  4.77      $  3.74       $  5.66      $  4.77
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,099        1,560           657           83
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.00      $  6.50       $ 10.69      $ 10.70
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,402        1,644         1,727          258
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.14      $  6.71       $ 11.51      $ 11.08
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  860          786           674           83
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 10.73      $ 10.11       $ 10.72      $  9.78
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                3,673        2,525         1,235          730
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 15.38      $ 14.75       $ 16.06      $ 15.63
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,133          502           626          590
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.86      $ 10.37       $ 16.02      $ 16.60
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                1,024          720           713          744
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.98      $  9.26       $ 16.30      $ 15.46
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  610          421           401           47
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.02      $  6.27       $ 10.78      $ 10.75
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  735          848           853          178
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  4.63      $  3.56       $  6.04      $  6.07
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  166          153            89          104
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  8.89      $  7.04       $ 11.36      $ 11.85
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  490          545           539          602
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.75      $  8.26       $ 15.95      $ 13.26
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  885          695           782          297
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                  ------------------------------------------------
                                                                      2005        2004          2003       2002
------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 15.34      $ 14.02      $ 12.10      $  9.24
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,107        1,007          636          237
------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 26.15      $ 25.92      $ 26.17      $ 26.47
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   845          349          434          630
------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  4.49      $  4.34           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    72           22           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                             --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    --           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------
  Unit value                                                             --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    --           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  9.91           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   286           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 15.31      $ 15.27      $ 14.97      $ 14.71
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   573          555          512          198
------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 14.35      $ 14.00      $ 12.10      $  8.44
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   596          575          449          122
------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 16.39      $ 16.03           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    41            6           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                             --           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    --           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  5.41      $  5.05           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    69           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.40           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   296           --           --           --
------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.34           --           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   179           --           --           --
------------------------------------------------------------------------------------------------------------------


A-17   Appendix I: Condensed financial information

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                   -----------------------------------------------
                                                                      2009        2008          2007       2006
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 42.88      $ 31.77       $ 60.62      $ 55.37
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  144           53            56           47
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.66      $ 11.89       $ 11.80      $ 11.30
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                3,238        3,511         1,494        2,030
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.18      $  9.54       $ 18.39      $ 16.64
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  967          951         1,047        1,030
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.68      $  7.43       $ 12.50      $ 12.11
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  452          447           473          453
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  7.46      $  5.56       $ 10.35      $  9.47
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  747          840           881        1,014
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 10.67      $  8.83       $ 14.37      $ 14.10
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  860          921         1,210        1,363
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.13      $  6.55       $ 11.81      $ 10.74
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  810          813           934        1,035
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.02      $  8.47       $ 13.46      $ 13.68
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  803          727           805        1,010
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 24.86      $ 23.07       $ 30.68      $ 30.26
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  663          523           526          758
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  6.55      $  4.95       $  8.71      $  8.54
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  786          687           788          475
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $ 12.81      $ 10.31       $ 16.88      $ 19.05
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  586          666           748        1,201
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                       $  9.80      $  6.29       $ 12.10      $ 10.41
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                  766          462           597          350
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                                  ------------------------------------------------
                                                                      2005        2004          2003       2002
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 53.59      $ 50.38      $ 45.72      $ 33.82
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                    25           28           10            4
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 11.08      $ 11.07      $ 10.84      $ 10.63
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,611        1,424        1,202          628
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 13.51      $ 11.90      $ 10.27      $  7.78
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   783          806          360          135
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 10.85      $ 10.34      $  9.59      $  7.61
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   353          272          238          104
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  9.62      $  9.10      $  8.68      $  6.76
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   980          876          792          408
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.02      $ 11.42      $ 10.15      $  7.88
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,238        1,242          726          316
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  9.96      $  9.35      $  8.52      $  6.18
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                 1,075        1,055          731          292
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 12.13      $ 11.49      $ 10.15      $  7.34
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   876        1,011          560          206
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 28.00      $ 27.64      $ 25.87      $ 21.48
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   755          771          557          125
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  7.89      $  7.46           --           --
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   242           59           --           --
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $ 16.69      $ 16.22      $ 14.09      $ 10.43
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   991          884          641          270
------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------
  Unit value                                                        $  9.87      $  9.02      $  8.74      $  5.64
------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                                   311          306           98           14
------------------------------------------------------------------------------------------------------------------


                              Appendix I: Condensed financial information   A-18

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Appendix II: Purchase considerations for QP contracts*


--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.

Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. There are significant suitability issues in the purchase of an Accumulator(R) Series QP contract in a defined benefit plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or contributions directly from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) PlusSM contracts), or if later, the first contract date anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges; (2) market value adjustments; or (3) benefit base adjustments to an optional benefit. If in a defined benefit plan the plan's actuary determines that an overfunding in the QP contract has occurred, then any transfers of plan assets out of the QP contract may also result in withdrawal charges, market value adjustments or benefit base adjustments on the amount being transferred.

In order to purchase the QP contract for a defined benefit plan, the plan's actuary will be required to determine a current dollar value of each plan participant's accrued benefit so that individual contracts may be established for each plan participant. We do not permit defined contribution or defined benefit plans to pool plan assets attributable to the accrued benefits of multiple plan participants.

For defined benefit plans, the maximum percentage of actuarial value of the plan participant's normal retirement benefit that can be funded by a QP contract is 80%. The account value under a QP contract may at any time be more or less than the lump sum actuarial equivalent of the accrued benefit for a defined benefit plan participant. AXA Equitable does not guarantee that the account value under a QP contract will at any time equal the actuarial value of 80% of a participant/employee's accrued benefit.


Also, for defined benefit plans, trustee owners will not be able to transfer ownership of the contract to an employee after the employee separates from service. All payments under the contract will be made to the trustee owner.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.


Given that required minimum distributions must generally commence from the plan for annuitants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 6-1/2% (or 6%, as applicable) of the Guaranteed minimum income benefit Roll-Up benefit base;

o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisers whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.

* QP contracts are available for Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts owners only.


B-1   Appendix II: Purchase considerations for QP contracts

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Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 16, 2010 to a fixed maturity option with a maturity date of February 16, 2018 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 16, 2014(a). Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.



------------------------------------------------------------------------------------------------------
                                                                                HYPOTHETICAL ASSUMED
                                                                                  RATE TO MATURITY
                                                                              ("J" IN THE CALCULATIONS
                                                                                       BELOW)
                                                                                 FEBRUARY 16, 2014
                                                                             -------------------------
                                                                                 5.00%        9.00%
------------------------------------------------------------------------------------------------------
 AS OF FEBRUARY 16, 2014 BEFORE WITHDRAWAL
------------------------------------------------------------------------------------------------------
(1) Market adjusted amount(b)                                                  $141,389     $121,737
------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount(c)                                                   $131,104     $131,104
------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                         $ 10,285     $ (9,367)
------------------------------------------------------------------------------------------------------
 ON FEBRUARY 16, 2014 AFTER $50,000 WITHDRAWAL
------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                                        $  3,637     $ (3,847)
------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)    $ 46,363     $ 53,847
------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                      $ 91,389     $ 71,737
------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                           $ 84,741     $ 77,257
------------------------------------------------------------------------------------------------------
(8) Maturity value(d)                                                          $111,099     $101,287
------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:

(a) Number of days from the withdrawal date to the maturity date = D = 1,461

(b) Market adjusted amount is based on the following calculation:

      Maturity value               $171,882
    ------------------     =    --------------       where j is either 5% or 9%
       (1+j)(D/365)            (1+j)(1,461/365)

(c) Fixed maturity amount is based on the following calculation:

      Maturity value                $171,882
    ------------------     =   -------------------
      (1+h)(D/365)             (1+0.07)(1,461/365)

(d) Maturity value is based on the following calculation:

    Fixed maturity
      amount x (1+h)(D/365) = ($84,741 or $77,257) x (1+0.07)(1,461/365)



                             Appendix III: Market value adjustment example   C-1

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Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts. The enhanced death benefit calculation for Accumulator(R) Plus(SM) contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

-------------------------------------------------------------------------------------------------------------------------------
  END OF
 CONTRACT                      6-1/2% ROLL-UP TO AGE 85    6% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85     GWBL ENHANCED
   YEAR       ACCOUNT VALUE         BENEFIT BASE              BENEFIT BASE              BENEFIT BASE         DEATH BENEFIT BASE
-------------------------------------------------------------------------------------------------------------------------------
     1          $105,000            $  106,500 (4)            $  106,000 (6)            $  105,000 (1)          $  105,000 (7)
-------------------------------------------------------------------------------------------------------------------------------
     2          $115,500            $  113,423 (3)            $  112,360 (5)            $  115,500 (1)          $  115,500 (7)
-------------------------------------------------------------------------------------------------------------------------------
     3          $129,360            $  120,795 (3)            $  119,102 (5)            $  129,360 (1)          $  129,360 (7)
-------------------------------------------------------------------------------------------------------------------------------
     4          $103,488            $  128,647 (3)            $  126,248 (5)            $  129,360 (2)          $  135,828 (8)
-------------------------------------------------------------------------------------------------------------------------------
     5          $113,837            $  137,009 (4)            $  133,823 (6)            $  129,360 (2)          $  142,296 (8)
-------------------------------------------------------------------------------------------------------------------------------
     6          $127,497            $  145,914 (4)            $  141,852 (6)            $  129,360 (2)          $  148,764 (8)
-------------------------------------------------------------------------------------------------------------------------------
     7          $127,497            $  155,399 (4)            $  150,363 (6)            $  129,360 (2)          $  155,232 (8)
-------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6-1/2% Roll-Up to age 85.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7) At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8) At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.



D-1   Appendix IV: Enhanced death benefit example

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The following illustrates the enhanced death benefit calculation for
Accumulator(R) Plus(SM) contacts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:

------------------------------------------------------------------------------------------------------------------------------------
  END OF CON-                     6-1/2% ROLL-UP TO AGE 85    6% ROLL-UP TO AGE 85    ANNUAL RATCHET TO AGE 85      GWBL ENHANCED
  TRACT YEAR      ACCOUNT VALUE        DEATH BENEFIT             BENEFIT BASE              BENEFIT BASE         DEATH BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------------------
       1            $109,200            $  106,500(3)            $  106,000(5)             $  109,200(1)           $  109,200(7)
------------------------------------------------------------------------------------------------------------------------------------
       2            $120,120            $  113,423(3)            $  112,360(5)             $  120,120(1)           $  120,120(7)
------------------------------------------------------------------------------------------------------------------------------------
       3            $134,534            $  120,795(3)            $  119,102(5)             $  134,534(1)           $  134,534(7)
------------------------------------------------------------------------------------------------------------------------------------
       4            $107,628            $  128,647(3)            $  126,248(5)             $  134,534(2)           $  141,261(8)
------------------------------------------------------------------------------------------------------------------------------------
       5            $118,390            $  137,009(4)            $  133,823(5)             $  134,534(2)           $  147,988(8)
------------------------------------------------------------------------------------------------------------------------------------
       6            $132,597            $  145,914(4)            $  141,852(6)             $  134,534(2)           $  154,715(8)
------------------------------------------------------------------------------------------------------------------------------------
       7            $132,597            $  155,399(4)            $  150,363(6)             $  134,534(2)           $  161,441(8)
------------------------------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 1 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 5 through 7, the enhanced death benefit will be based on the 6-1/2% Roll-Up to age 85.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(5) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(6) At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(7) At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(8) At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.



                               Appendix IV: Enhanced death benefit example   D-2

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Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6-1/2% Roll-Up to age 85 or the Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.39)% and 3.61% for Accumulator(R) contracts; (2.64)% and 3.36% for Accumulator(R) Plus(SM) contracts; (2.74)% and 3.21% for Accumulator(R) Elite(SM) contracts; and (2.79)% and 3.21% for Accumulator(R) Select(SM) contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised, and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


E-1   Appendix V: Hypothetical illustrations

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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED
    MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                        GREATER OF 6-1/2%
                                                         ROLL-UP TO AGE                                 LIFETIME ANNUAL
                                                          85 OR ANNUAL                         GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        ----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        0     100,000   100,000   93,000    93,000   100,000  100,000    100,000  100,000      N/A     N/A       N/A     N/A
 61        1      95,564   101,543   88,564    94,543   106,500  106,500    109,100  109,100      N/A     N/A       N/A     N/A
 62        2      91,139   103,026   84,139    96,026   113,423  113,423    118,792  118,792      N/A     N/A       N/A     N/A
 63        3      86,717   104,439   80,717    98,439   120,795  120,795    129,113  129,113      N/A     N/A       N/A     N/A
 64        4      82,290   105,772   76,290    99,772   128,647  128,647    140,105  140,105      N/A     N/A       N/A     N/A
 65        5      77,850   107,015   72,850   102,015   137,009  137,009    151,812  151,812      N/A     N/A       N/A     N/A
 66        6      73,389   108,155   70,389   105,155   145,914  145,914    164,280  164,280      N/A     N/A       N/A     N/A
 67        7      68,897   109,181   67,897   108,181   155,399  155,399    177,558  177,558      N/A     N/A       N/A     N/A
 68        8      64,367   110,079   64,367   110,079   165,500  165,500    191,699  191,699      N/A     N/A       N/A     N/A
 69        9      59,789   110,833   59,789   110,833   176,257  176,257    206,760  206,760      N/A     N/A       N/A     N/A
 70       10      55,152   111,429   55,152   111,429   187,714  187,714    222,799  222,799    10,287  10,287    10,287  10,287
 75       15      30,601   111,380   30,601   111,380   257,184  257,184    320,058  320,058    15,714  15,714    15,714  15,714
 80       20       2,794   104,158    2,794   104,158   352,365  352,365    453,310  453,310    24,172  24,172    24,172  24,172
 85       25           0    85,872        0    85,872         0  482,770          0  583,716         0  40,263         0  40,263
 90       30           0    80,143        0    80,143         0  482,770          0  583,716      N/A     N/A       N/A     N/A
 95       35           0    73,423        0    73,423         0  482,770          0  583,716      N/A     N/A       N/A     N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                    Appendix V: Hypothetical illustrations   E-2

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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6-1/2% ROLL-UP TO AGE 85 AND ANNUAL RATCHET TO AGE 85 GUARANTEED
    MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                         GREATER OF 6-1/2%
                                                         ROLL-UP TO AGE 85
                                                             OR ANNUAL
                                                         RATCHET TO AGE 85                            LIFETIME ANNUAL GUARANTEED
                                                        GUARANTEED MINIMUM                              MINIMUM INCOME BENEFIT
                                                           DEATH BENEFIT     TOTAL DEATH BENEFIT  ---------------------------------
                                                        -------------------   WITH THE EARNINGS      GUARANTEED       HYPOTHETICAL
                    ACCOUNT VALUE        CASH VALUE                          ENHANCEMENT BENEFIT       INCOME            INCOME
      CONTRACT   ------------------- ------------------                      -------------------  ----------------- ---------------
 AGE    YEAR         0%        6%       0%        6%        0%        6%         0%        6%        0%       6%       0%       6%
----- --------   --------- --------- -------- --------- --------- ---------  --------- ---------  -------- -------- -------- ------
 60       0       104,000   104,000   96,000    96,000   100,000  100,000     100,000  100,000       N/A     N/A       N/A     N/A
 61       1        99,196   105,414   91,196    97,414   106,500  106,500     109,100  109,100       N/A     N/A       N/A     N/A
 62       2        94,424   106,760   86,424    98,760   113,423  113,423     118,792  118,792       N/A     N/A       N/A     N/A
 63       3        89,677   108,028   82,677   101,028   120,795  120,795     129,113  129,113       N/A     N/A       N/A     N/A
 64       4        84,946   109,209   77,946   102,209   128,647  128,647     140,105  140,105       N/A     N/A       N/A     N/A
 65       5        80,222   110,291   74,222   104,291   137,009  137,009     151,812  151,812       N/A     N/A       N/A     N/A
 66       6        75,496   111,263   70,496   106,263   145,914  145,914     164,280  164,280       N/A     N/A       N/A     N/A
 67       7        70,759   112,113   66,759   108,113   155,399  155,399     177,558  177,558       N/A     N/A       N/A     N/A
 68       8        66,002   112,826   63,002   109,826   165,500  165,500     191,699  191,699       N/A     N/A       N/A     N/A
 69       9        61,214   113,389   61,214   113,389   176,257  176,257     206,760  206,760       N/A     N/A       N/A     N/A
 70      10        56,386   113,785   56,386   113,785   187,714  187,714     222,799  222,799     10,287  10,287    10,287  10,287
 75      15        31,158   112,631   31,158   112,631   257,184  257,184     320,058  320,058     15,714  15,714    15,714  15,714
 80      20         3,044   104,164    3,044   104,164   352,365  352,365     453,310  453,310     24,172  24,172    24,172  24,172
 85      25             0    84,580        0    84,580         0  482,770           0  583,716          0  40,263         0  40,263
 90      30             0    77,539        0    77,539         0  482,770           0  583,716       N/A     N/A       N/A     N/A
 95      35             0    69,378        0    69,378         0  482,770           0  583,716       N/A     N/A       N/A     N/A



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.



E-3   Appendix V: Hypothetical illustrations

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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6-1/2% ROLL-UP OR ANNUAL RATCHET TO AGE 85 GUARANTEED
    MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                        GREATER OF 6-1/2%
                                                        ROLL-UP TO AGE 85                               LIFETIME ANNUAL
                                                        OR ANNUAL RATCHET                              GUARANTEED MINIMUM
                                                            TO AGE 85                                    INCOME BENEFIT
                                                           GUARANTEED      TOTAL DEATH BENEFIT ----------------------------------
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        0     100,000   100,000   92,000    92,000   100,000  100,000    100,000  100,000      N/A     N/A       N/A     N/A
 61        1      95,216   101,195   87,216    93,195   106,500  106,500    109,100  109,100      N/A     N/A       N/A     N/A
 62        2      90,468   102,313   83,468    95,313   113,423  113,423    118,792  118,792      N/A     N/A       N/A     N/A
 63        3      85,748   103,346   79,748    97,346   120,795  120,795    129,113  129,113      N/A     N/A       N/A     N/A
 64        4      81,049   104,283   76,049    99,283   128,647  128,647    140,105  140,105      N/A     N/A       N/A     N/A
 65        5      76,360   105,114   76,360   105,114   137,009  137,009    151,812  151,812      N/A     N/A       N/A     N/A
 66        6      71,673   105,826   71,673   105,826   145,914  145,914    164,280  164,280      N/A     N/A       N/A     N/A
 67        7      66,979   106,407   66,979   106,407   155,399  155,399    177,558  177,558      N/A     N/A       N/A     N/A
 68        8      62,268   106,843   62,268   106,843   165,500  165,500    191,699  191,699      N/A     N/A       N/A     N/A
 69        9      57,529   107,120   57,529   107,120   176,257  176,257    206,760  206,760      N/A     N/A       N/A     N/A
 70       10      52,754   107,222   52,754   107,222   187,714  187,714    222,799  222,799    10,287  10,287    10,287  10,287
 75       15      27,808   104,459   27,808   104,459   257,184  257,184    320,058  320,058    15,714  15,714    15,714  15,714
 80       20          86    94,156       86    94,156   352,365  352,365    453,310  453,310    24,172  24,172    24,172  24,172
 85       25           0    72,520        0    72,520         0  482,770          0  583,716         0  40,263         0  40,263
 90       30           0    63,194        0    63,194         0  482,770          0  583,716      N/A     N/A       N/A     N/A
 95       35           0    52,436        0    52,436         0  482,770          0  583,716      N/A     N/A       N/A     N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                    Appendix V: Hypothetical illustrations   E-4

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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6-1/2% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 GUARANTEED
    MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT

                                                         GREATER OF 6-1/2%
                                                         ROLL-UP TO AGE 85
                                                         OR ANNUAL RATCHET                                LIFETIME ANNUAL
                                                             TO AGE 85                            GUARANTEED MINIMUM INCOME BENEFIT
                                                            GUARANTEED      TOTAL DEATH BENEFIT  ----------------------------------
                                                             MINIMUM         WITH THE EARNINGS        GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE         CASH VALUE        DEATH BENEFIT    ENHANCEMENT BENEFIT       INCOME            INCOME
       CONTRACT ------------------- ------------------- ------------------- -------------------  ----------------- ----------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%        0%        6%        0%       6%       0%       6%
-----  -------- --------- --------- --------- --------- --------- --------- --------- ---------  -------- -------- -------- -------
 60        0     100,000   100,000   100,000   100,000   100,000  100,000    100,000  100,000       N/A     N/A       N/A     N/A
 61        1      95,166   101,145    95,166   101,145   106,500  106,500    109,100  109,100       N/A     N/A       N/A     N/A
 62        2      90,372   102,211    90,372   102,211   113,423  113,423    118,792  118,792       N/A     N/A       N/A     N/A
 63        3      85,611   103,190    85,611   103,190   120,795  120,795    129,113  129,113       N/A     N/A       N/A     N/A
 64        4      80,872   104,072    80,872   104,072   128,647  128,647    140,105  140,105       N/A     N/A       N/A     N/A
 65        5      76,149   104,844    76,149   104,844   137,009  137,009    151,812  151,812       N/A     N/A       N/A     N/A
 66        6      71,430   105,496    71,430   105,496   145,914  145,914    164,280  164,280       N/A     N/A       N/A     N/A
 67        7      66,708   106,015    66,708   106,015   155,399  155,399    177,558  177,558       N/A     N/A       N/A     N/A
 68        8      61,972   106,388    61,972   106,388   165,500  165,500    191,699  191,699       N/A     N/A       N/A     N/A
 69        9      57,212   106,598    57,212   106,598   176,257  176,257    206,760  206,760       N/A     N/A       N/A     N/A
 70       10      52,418   106,632    52,418   106,632   187,714  187,714    222,799  222,799     10,287  10,287    10,287  10,287
 75       15      27,422   103,499    27,422   103,499   257,184  257,184    320,058  320,058     15,714  15,714    15,714  15,714
 80       20           0    92,784         0    92,784         0  352,365          0  453,310     24,172  24,172    24,172  24,172
 85       25           0    70,712         0    70,712         0  482,770          0  583,716          0  40,263         0  40,263
 90       30           0    60,932         0    60,932         0  482,770          0  583,716       N/A     N/A       N/A     N/A
 95       35           0    49,676         0    49,676         0  482,770          0  583,716       N/A     N/A       N/A     N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


E-5   Appendix V: Hypothetical illustrations

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Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

                                                                No withdrawal   $3,000 withdrawal   $6,000 withdrawal
     ----------------------------------------------------------------------------------------------------------------
 A   INITIAL CONTRIBUTION                                           100,000           100,000             100,000
     ----------------------------------------------------------------------------------------------------------------
 B   DEATH BENEFIT: prior to withdrawal.*                           104,000           104,000             104,000
     ----------------------------------------------------------------------------------------------------------------
     EARNINGS ENHANCEMENT BENEFIT EARNINGS: death
     benefit less net contributions (prior to the withdrawal
 C   in D).                                                          4,000             4,000               4,000
     B minus A.
     ----------------------------------------------------------------------------------------------------------------
 D   WITHDRAWAL                                                        0               3,000               6,000
     ----------------------------------------------------------------------------------------------------------------
     EXCESS OF THE WITHDRAWAL OVER THE EARNINGS
 E   ENHANCEMENT BENEFIT EARNINGS                                      0                 0                 2,000
     greater of D minus C or zero
     ----------------------------------------------------------------------------------------------------------------
     NET CONTRIBUTIONS (adjusted for the withdrawal in D)
 F   A minus E                                                      100,000           100,000              98,000
     ----------------------------------------------------------------------------------------------------------------
     DEATH BENEFIT (adjusted for the withdrawal in D)
 G   B minus D                                                      104,000           101,000              98,000
     ----------------------------------------------------------------------------------------------------------------
     DEATH BENEFIT LESS NET CONTRIBUTIONS
 H   G minus F                                                       4,000             1,000                 0
     ----------------------------------------------------------------------------------------------------------------
 I   EARNINGS ENHANCEMENT BENEFIT FACTOR                              40%               40%                 40%
     ----------------------------------------------------------------------------------------------------------------
     EARNINGS ENHANCEMENT BENEFIT
 J   H times I                                                       1,600              400                  0
     ----------------------------------------------------------------------------------------------------------------
     DEATH BENEFIT: including the Earnings enhancement
 K   benefit                                                        105,600           101,400              98,000
     G plus J
     ----------------------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.




                         Appendix VI: Earnings enhancement benefit example   F-1

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Appendix VII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers.

The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits are either not available in the contracts or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.


STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:


------------------------------------------------------------------------------------------------------------------------------------
 STATE        FEATURES AND BENEFITS                                           AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA    See "Contract features and benefits"--"Your right to cancel     If you reside in the state of California and you are
              within a certain number of days"                                age 60 and older at the time the contract is issued,
                                                                              you may return your variable annuity contract within
                                                                              30 days from the date that you receive it and receive
                                                                              a refund as described below.

                                                                              If you allocate your entire initial contribution to
                                                                              the EQ/Money Market option (and/or guaranteed interest
                                                                              option, if available), the amount of your refund will
                                                                              be equal to your contribution, unless you make a
                                                                              transfer, in which case the amount of your refund will
                                                                              be equal to your account value on the date we receive
                                                                              your request to cancel at our processing office. This
                                                                              amount could be less than your initial contribution.
                                                                              If the Principal guarantee benefit or Guaranteed
                                                                              withdrawal benefit for life is elected, the invest-
                                                                              ment allocation during the 30 day free look period is
                                                                              limited to the guaranteed interest option. If you
                                                                              allocate any portion of your initial contribution to
                                                                              the variable investment options (other than the
                                                                              EQ/Money Market option) and/or fixed maturity options,
                                                                              your refund will be equal to your account value on the
                                                                              date we receive your request to cancel at our
                                                                              processing office.
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA      See "Contract features and benefits" in "Credits"                The following information replaces the second bullet
             (For Accumulator(R) Plus(SM) contracts only)                     of the final set of bullets in this section:

                                                                              o   You may annuitize your contract after thirteen
                                                                                  months, however, if you elect to receive annuity
                                                                                  payments within five years of the contract date,
                                                                                  we will recover the credit that applies to any
                                                                                  contribution made in that five years. If you start
                                                                                  receiving annuity payments after five years from
                                                                                  the contract date and within three years of making
                                                                                  any contribution, we will recover the credit that
                                                                                  applies to any contribution made within the prior
                                                                                  three years.
------------------------------------------------------------------------------------------------------------------------------------



















G-1 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS         See "Credits" in "Contract features and benefits" (For      The following information replaces the second bullet
                 Accumulator(R) Plus(SM) contracts only)                     of the final set of bullets in this section:

                                                                             o   You may annuitize your contract after twelve
                                                                                 months, however, if you elect to receive annuity
                                                                                 payments within five years of the contract date,
                                                                                 we will recover the credit that applies to any
                                                                                 contribution made in the first five years. If you
                                                                                 start receiving annuity payments after five years
                                                                                 from the contract date and within three years of
                                                                                 making any contribution, we will recover the
                                                                                 credit that applies to any contribution made
                                                                                 within the prior three years.

                 See "Loans under Rollover TSA contracts" in "Accessing      Your loan interest rate will not exceed 8% (or any
                 your money"                                                 lower maximum rate that may become required by
                                                                             Illinois or federal law).

                 See "Selecting an annuity payout option" under "Your        The following sentence replaces the first sentence of
                 annuity payout options" in "Accessing your money"           the second paragraph in this section:

                                                                             You can choose the date annuity payments begin but it
                                                                             may not be earlier than twelve months from the
                                                                             Accumulator(R) Series contract date.
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS    Annual administrative charge                                The annual administrative charge will not be deducted
                                                                             from amounts allocated to the Guaranteed interest
                                                                             option.

                 See "Disability, terminal illness or confinement to         This section is deleted in its entirety.
                 nursing home" under "Withdrawal charge" in "Charges and
                 expenses" (For Accumulator(R), Accumulator(R) Plus(SM)
                 and Accumulator(R) Elite(SM) contracts only)
------------------------------------------------------------------------------------------------------------------------------------
MISSISSIPPI      Automatic Investment Program                                Not Available
(Applicable
under Accumu-
lator(R), Accu-
mulator(R)
Plus(SM) and
Accumulator(R)
Elite(SM)
contracts only)

                 QP (defined contribution and defined benefit) contracts     Not Available

                 See "How you can contribute to your contract" in            Additional contributions can only be made within the
                 "Contract features and benefits"                            first year after the contract issue date. The 150%
                                                                             limit does not apply.
------------------------------------------------------------------------------------------------------------------------------------

The following information applies to Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts sold in New Jersey from May 29, 2007 to September 10, 2007 and Accumulator(R) Select(SM) contracts sold in New Jersey from August 6, 2007 to September 10, 2007:

NEW JERSEY       "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet      All references to this feature are deleted in their
                 to age 85 enhanced death benefit"                           entirety.

                                                                             You have the choice of the following guaranteed
                                                                             minimum death benefits: the Greater of 6% Roll-Up to
                                                                             age 85 or Annual Ratchet to age 85; the Greater of 3%
                                                                             Roll-Up to age 85 or Annual Ratchet to age 85; the
                                                                             Annual Ratchet to age 85; the Standard death benefit;
                                                                             the GWBL Standard death benefit; or the GWBL Enhanced
                                                                             death benefit.

                 See "Guaranteed minimum death benefit charge" in "Fee       The charge for the Greater of 6% Roll-Up to age 85 or
                 table"                                                      Annual Ratchet to age 85 is 0.60%
------------------------------------------------------------------------------------------------------------------------------------



                          Appendix VII: State contract availability and/or
                               variations of certain features and benefits   G-2

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY                                                                   The charge for the Greater of 3% Roll-Up to age 85 or
(CONTINUED)                                                                  Annual Ratchet to age 85 is 0.60%

                 See "Guaranteed minimum death benefit charge" and           Footnote (5) (and all related text) is deleted in its
                 "Guaranteed minimum income benefit charge" in "Fee          entirety. We do not reserve the right to increase your
                 table"                                                      charge if you reset your Greater of 6% to age 85 or
                                                                             Annual Ratchet to age 85 enhanced death benefit and
                                                                             Guaranteed minimum income benefit Roll-Up benefit
                                                                             base.

                 See "Guaranteed minimum income benefit and the Roll-Up      All references to resetting your Roll-Up benefit base
                 benefit base reset" in "Contract features and benefits"     on each contract date anniversary are deleted in their
                                                                             entirety here and throughout the Prospectus. Instead,
                                                                             if you elect the Guaranteed minimum income benefit
                                                                             alone or together with the Greater of 6% Roll-Up to
                                                                             age 85 or Annual Ratchet to age 85 enhanced death
                                                                             benefit, you will be eligible to reset the Roll-Up
                                                                             benefit base for these guaranteed benefits to equal the
                                                                             account value as of the 5th or later contract date
                                                                             anniversary. Each time you reset the Roll-Up benefit
                                                                             base, your Roll-Up benefit base will not be eligible
                                                                             for another reset for five years.

                                                                             The Guaranteed minimum income benefit that includes the
                                                                             6-1/2% Roll-Up benefit base is not available in
                                                                             combination with the Greater of 6% Roll-Up to age 85 or
                                                                             Annual Ratchet to age 85 enhanced death benefit.

                 See "Guaranteed minimum income benefit" in "Contract        The table showing the maximum periods certain available
                 features and benefits"                                      under the life with a period certain payout option is
                                                                             deleted in its entirety and replaced with the
                                                                             following:

                                                                             -------------------------------------------------------
                                                                                                  LEVEL PAYMENTS
                                                                             -------------------------------------------------------
                                                                                                            PERIOD CERTAIN YEARS
                                                                                     OWNER'S            ----------------------------
                                                                                 AGE AT EXERCISE            IRAS              NQ
                                                                             -------------------------------------------------------
                                                                                  75 and younger             10               10
                                                                                        76                    9               10
                                                                                        77                    8               10
                                                                                        78                    7               10
                                                                                        79                    7               10
                                                                                        80                    7               10
                                                                                        81                    7                9
                                                                                        82                    7                8
                                                                                        83                    7                7
                                                                                        84                    6                6
                                                                                        85                    5                5
                                                                             -------------------------------------------------------

                 See "Greater of 6% Roll-Up to age 85 or Annual Ratchet      The second sentence of the first paragraph and the
                 to age 85" under "Guaranteed minimum death benefit          entire second paragraph are deleted in their entirety
                 charge" in "Charges and expenses"                           and replaced with the following:

                                                                             The charge is equal to 0.60% of the Greater of the 6%
                                                                             Roll-Up to age 85 or the Annual Ratchet to age 85
                                                                             benefit base.
------------------------------------------------------------------------------------------------------------------------------------




G-3 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW JERSEY       See "Greater of 3% Roll-Up to age 85 or Annual Ratchet      The second sentence is deleted in its entirety and
(CONTINUED)      to age 85" under "Guaranteed minimum death benefit          replaced with the following:
                 charge" in "Charges and expenses"

                                                                             The charge is equal to 0.60% of the Greater of the 3%
                                                                             Roll-up to age 85 or the Annual Ratchet to age 85
                                                                             benefit base.

                 See "Guaranteed minimum income benefit charge" in           The third paragraph is deleted in its entirety.
                 "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA     Contributions                                               Your contract refers to contributions as premiums.

                 Special dollar cost averaging program (for Accumulator(R)   In Pennsylvania, we refer to this program as "enhanced
                 and Accumulator(R) Elite(SM) contracts only)                rate dollar cost averaging."

                 See "Disability, terminal illness, or confinement to        Item (iii) under this section is deleted in its
                 nursing home" under "Withdrawal charge" in "Charges and     entirety.
                 expenses" (For Accumulator(R), Accumulator(R) Plus(SM)
                 and Accumulator(R) Elite(SM) contracts only)

                 Required disclosure for Pennsylvania customers              Any person who knowingly and with intent to defraud
                                                                             any insurance company or other person files an
                                                                             application for insurance or statement of claim
                                                                             containing any materially false information or
                                                                             conceals for the purpose of misleading, information
                                                                             concerning any fact material thereto commits a
                                                                             fraudulent insurance act, which is a crime and
                                                                             subjects such person to criminal and civil penalties.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO      Beneficiary continuation option (IRA)                       Not Available

                 IRA, Roth IRA, Inherited IRA, Rollover TSA and QP           Not Available
                 (Defined Benefit) contracts

                 See "How you can contribute to your contract" in            Specific requirements for purchasing QP contracts in
                 "Contract features and benefits" (For Accumulator(R),       Puerto Rico are outlined below in "Purchase
                 Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)        considerations for QP (Defined Contribution) contracts
                 contracts only)                                             in Puerto Rico".

                 See "Exercise rules" under "How you can contribute to       Exercise restrictions for the GMIB on a Puerto Rico
                 your contract" in "Contract features and benefits" (For     QPDC contract are described below, under "Purchase
                 Accumulator(R), Accumulator(R) Plus(SM) and                 considerations for QP (Defined Contribution)
                 Accumulator(R) Elite(SM) contracts only)                    contracts in Puerto Rico", and in your contract.

                 See "Income Manager(R) payout options" in "Accessing        This payout option is not available with QPDC
                 your money" (For Accumulator(R), Accumulator(R)             contracts.
                 Plus(SM) and Accumulator(R) Elite(SM) contracts only)

                 See "Transfers of ownership, collateral assignments,        Transfers of ownership of QP contracts are governed by
                 loans and borrowing" in "More information" (For             Puerto Rico law. Please consult your tax, legal or
                 Accumulator(R), Accumulator(R) Plus(SM) and                 plan advisor if you intend to transfer ownership of
                 Accumulator(R) Elite(SM) contracts only)                    your contract.
------------------------------------------------------------------------------------------------------------------------------------

                          Appendix VII: State contract availability and/or
                               variations of certain features and benefits   G-4

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO      "Purchase considerations for QP (Defined Contribution)      PURCHASE CONSIDERATIONS FOR QP (DEFINED CONTRIBU-
(CONTINUED)      contracts in Puerto Rico" -- this section replaces          TION) CONTRACTS IN PUERTO RICO:
                 "Appendix II: Purchase considerations for QP                Trustees who are considering the purchase of an
                 contracts" in this Prospectus. (For Accumulator(R),         Accumulator(R) Series QP contract in Puerto Rico
                 Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)        should discuss with their tax, legal and plan advisors
                 contracts only)                                             whether this is an appropriate investment vehicle
                                                                             for the employer's plan. Trustees should consider
                                                                             whether the plan provisions permit the investment of
                                                                             plan assets in the QP contract, the Guaranteed
                                                                             minimum income benefit and other guaranteed benefits,
                                                                             and the payment of death benefits in accordance with
                                                                             the requirements of Puerto Rico income tax rules. The
                                                                             QP contract and this Prospectus should be reviewed in
                                                                             full, and the following factors, among others, should
                                                                             be noted.

                                                                             Limits on Contract Ownership:
                                                                             o   The QP contract is offered only as a funding
                                                                                 vehicle to qualified plan trusts of single
                                                                                 participant defined contribution plans that are
                                                                                 tax-qualified under Puerto Rico law, not United
                                                                                 States law. The contract is not available to US
                                                                                 qualified plans or to defined benefit plans
                                                                                 qualifying under Puerto Rico law.
                                                                             o   The QP contract owner is the qualified plan trust.
                                                                                 The annuitant under the contract is the
                                                                                 self-employed Puerto Rico resident, who is the sole
                                                                                 plan participant.
                                                                             o   This product should not be purchased if the self-
                                                                                 employed individual anticipates having additional
                                                                                 employees become eligible for the plan. We will not
                                                                                 allow additional contracts to be issued for
                                                                                 participants other than the original business
                                                                                 owner.
                                                                             o   If the business that sponsors the plan adds another
                                                                                 employee, no further contributions may be made to
                                                                                 the contract. If the employer moves the funds to
                                                                                 another funding vehicle that can accommodate more
                                                                                 than one employee, this move could result in
                                                                                 surrender charges, if applicable, and the loss of
                                                                                 guaranteed benefits in the contract.

                                                                              Limits on Contributions:
                                                                              o   All contributions must be direct transfers from
                                                                                  other investments within an existing qualified
                                                                                  plan trust.
                                                                              o   Employer payroll contributions are not accepted.
                                                                              o   Only one additional transfer contribution may be
                                                                                  made per contract year.
                                                                              o   Checks written on accounts held in the name of the
                                                                                  employer instead of the plan or the trustee will
                                                                                  not be accepted.
                                                                              o   As mentioned above, if a new employee becomes
                                                                                  eligible for the plan, the trustee will not be
                                                                                  permitted to make any further contributions to the
                                                                                  contract established for the original business
                                                                                  owner.
------------------------------------------------------------------------------------------------------------------------------------

G-5 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO                                                                  LIMITS ON PAYMENTS:
(CONTINUED)                                                                  o   Loans are not available under the contract.
                                                                             o   All payments are made to the plan trust as owner,
                                                                                 even though the plan participant/annuitant is the
                                                                                 ultimate recipient of the benefit payment.
                                                                             o   AXA Equitable does no tax reporting or withholding
                                                                                 of any kind. The plan administrator or trustee will
                                                                                 be solely responsible for performing or providing
                                                                                 for all such services.
                                                                             o   AXA Equitable does not offer contracts that qualify
                                                                                 as IRAs under Puerto Rico law. The plan trust will
                                                                                 exercise the GMIB and must continue to hold the
                                                                                 supplementary contract for the duration of the GMIB
                                                                                 payments.

                                                                             PLAN TERMINATION:
                                                                             o   If the plan participant terminates the business,
                                                                                 and as a result wishes to terminate the plan, the
                                                                                 trust would have to be kept in existence to receive
                                                                                 payments. This could create expenses for the plan.
                                                                             o   If the plan participant terminates the plan and the
                                                                                 trust is dissolved, or if the plan trustee (which
                                                                                 may or may not be the same as the plan participant)
                                                                                 is unwilling to accept payment to the plan trust
                                                                                 for any reason, AXA Equitable would have to change
                                                                                 the contract from a Puerto Rico QP to NQ in order
                                                                                 to make payments to the individual as the new
                                                                                 owner. Depending on when this occurs, it could be a
                                                                                 taxable distribution from the plan, with a
                                                                                 potential tax of the entire account value of the
                                                                                 contract. Puerto Rico income tax withholding and
                                                                                 reporting by the plan trustee could apply to the
                                                                                 distribution transaction.
                                                                             o   If the plan trust is receiving GMIB payments and
                                                                                 the trust is subsequently terminated, transforming
                                                                                 the contract into an individually owned NQ
                                                                                 contract, the trustee would be responsible for the
                                                                                 applicable Puerto Rico income tax withholding and
                                                                                 reporting on the present value of the remaining
                                                                                 annuity payment stream.
                                                                             o   AXA Equitable is a U.S. insurance company,
                                                                                 therefore distributions under the NQ contract could
                                                                                 be subject to United States taxation and
                                                                                 withholding on a "taxable amount not determined"
                                                                                 basis.

                 Tax information-- special rules for NQ contracts            Income from NQ contracts we issue is U.S. source. A
                                                                             Puerto Rico resident is subject to U.S. taxation on
                                                                             such U.S. source income. Only Puerto Rico source income
                                                                             of Puerto Rico residents is excludable from U.S.
                                                                             taxation. Income from NQ contracts is also subject to
                                                                             Puerto Rico tax. The calculation of the taxable portion
                                                                             of amounts distributed from a contract may differ in
                                                                             the two jurisdictions. Therefore, you might have to
                                                                             file both U.S. and Puerto Rico tax returns, showing
                                                                             different amounts of income from the contract for each
                                                                             tax return. Puerto Rico generally provides a credit
                                                                             against Puerto Rico tax for U.S. tax paid. Depending on
                                                                             your personal situation and the timing of the
                                                                             different tax liabilities, you may not be able to take
                                                                             full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------

                          Appendix VII: State contract availability and/or
                               variations of certain features and benefits   G-6

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
TEXAS            See "Annual administrative charge" in "Charges and          The annual administrative charge will not be deducted
                 expenses"                                                   from amounts allocated to the Guaranteed interest
                                                                             option.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON       Guaranteed interest option                                  Not Available

                 Investment simplifier -- Fixed-dollar option                Not Available
                 and Interest sweep option

                 Fixed maturity options                                      Not Available

                 Income Manager(R) payout option                             Not Available

                 Earnings enhancement benefit                                Not Available

                 Special dollar cost averaging program (for Accumulator(R)   o   Available only at issue
                 and Accumulator(R) Elite(SM) contracts only)                o   Subsequent contributions cannot be used to elect
                                                                                 new programs. You may make subsequent contributions
                                                                                 to the initial programs while they are still
                                                                                 running.

                 "Greater of 6-1/2% Roll-Up to age 85 or Annual Ratchet      All references to these features are deleted in their
                 to age 85 enhanced death benefit"; "Greater of 6%           entirety.
                 Roll-Up to age 85 or Annual Ratchet to age 85 enhanced
                 death benefit"; and "GWBL Enhanced death benefit"           You have the choice of the following guaranteed minimum
                                                                             death benefits: the Greater of 4% Roll-Up to age 85 or
                                                                             Annual Ratchet to age 85 enhanced death benefit; the
                                                                             Greater of 3% Roll-Up to age 85 or Annual Ratchet to
                                                                             age 85 enhanced death benefit; the Annual Ratchet to
                                                                             age 85; the Standard death benefit; or the GWBL
                                                                             Standard death benefit.

                 See "Guaranteed minimum death benefit charge" in "Fee       The charge for the Greater of 4% Roll-Up to age 85 or
                 table" and in "Charges and expenses"                        Annual Ratchet to age 85 is 0.65% and cannot be
                                                                             increased.

                 See "How you can contribute to your contract" in            o   For contracts with GWBL, the $1,500,000
                 "Contract features and benefits"                                contribution limit applies for all issue ages.

                                                                             o   The second sentence of the third paragraph is
                                                                                 deleted. The paragraph now reads: "We limit
                                                                                 aggregate contributions made after the first
                                                                                 contract year to 150% of first-year
                                                                                 contributions."
------------------------------------------------------------------------------------------------------------------------------------









G-7 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON       See "Guaranteed minimum death benefit and Guaranteed        o   If you elect the 6-1/2% (or 6%, as applicable)
(CONTINUED)      minimum income benefit base" in "Contract features and          Guaranteed minimum income benefit with the Greater
                 benefits"                                                       of 4% Roll-Up to age 85 or Annual Ratchet to age 85
                                                                                 enhanced death benefit, the variable investment
                                                                                 options (including amounts allocated to the account
                                                                                 for special money market dollar cost averaging
                                                                                 under Accumulator(R) Plus(SM) and Accumulator(R)
                                                                                 Select(SM) contracts but excluding all other
                                                                                 amounts allocated to the EQ/Money Market variable
                                                                                 investment option) and the account for special
                                                                                 dollar cost averaging (under Accumulator(R) and
                                                                                 Accumulator(R) Elite(SM) contracts only) will
                                                                                 roll up at an annual rate of 6-1/2% (or 6%, as
                                                                                 applicable) for the Guaranteed minimum income
                                                                                 benefit base and 4% for the 4% Roll-Up to age 85
                                                                                 benefit base.

                                                                             o   If you elect the Greater of 4% Roll-Up to age 85 or
                                                                                 Annual Ratchet to age 85 enhanced death benefit,
                                                                                 without a Guaranteed minimum income benefit, the
                                                                                 variable investment options (including amounts
                                                                                 allocated to the account for special money market
                                                                                 dollar cost averaging under Accumulator(R) Plus(SM)
                                                                                 and Accumulator(R) Select(SM) contracts but
                                                                                 excluding all other amounts allocated to the
                                                                                 EQ/Money Market variable investment option) and the
                                                                                 account for special dollar cost averaging (under
                                                                                 Accumulator(R) and Accumulator(R) Elite(SM)
                                                                                 contracts only) will roll up at an annual rate of
                                                                                 4% for the 4% Roll-Up to age 85 benefit base.

                See "Guaranteed minimum income benefit and the Roll-Up       Your "Greater of 4% Roll-Up to age 85 or Annual Ratchet
                benefit base reset" in "Contract features and benefits"      to age 85 enhanced death benefit" benefit base will
                                                                             reset only if your account value is greater than your
                                                                             Guaranteed minimum income benefit Roll-Up benefit base.

                See "How withdrawals affect your Guaranteed minimum          The first sentence of the third paragraph is replaced
                income benefit and Guaranteed minimum death benefit" in      with the following:
                "Accessing your money"
                                                                             o   With respect to the 6-1/2% (or 6%, as applicable)
                                                                                 Guaranteed minimum income benefit, withdrawals
                                                                                 (including any applicable withdrawal charges) will
                                                                                 reduce the 6-1/2% (or 6%, as applicable) Roll-Up to
                                                                                 age 85 benefit base on a dollar-for-dollar basis,
                                                                                 as long as the sum of the withdrawals in a contract
                                                                                 year is 6-1/2% (or 6%, as applicable) or less of
                                                                                 the 6-1/2% (or 6%, as applicable) Roll-Up benefit
                                                                                 base on the contract issue date or the most recent
                                                                                 contract date anniversary, if later.

                                                                             o   With respect to the Guaranteed minimum income
                                                                                 benefit and the Greater of 4% Roll-Up to age 85 or
                                                                                 Annual Ratchet to age 85 enhanced death benefit, if
                                                                                 elected in combination, withdrawals (including any
                                                                                 applicable withdrawal charges) will reduce each of
                                                                                 the benefits' Roll-Up to age 85 benefit base on a
                                                                                 dollar-for-dollar basis, as long as the sum of the
                                                                                 withdrawals in a contract year is 6-1/2% (or 6%, as
                                                                                 applicable) or less of the Guaranteed minimum
                                                                                 income benefit's Roll-Up benefit base on the
                                                                                 contract issue date or the most recent contract
                                                                                 date anniversary, if later.
------------------------------------------------------------------------------------------------------------------------------------

                          Appendix VII: State contract availability and/or
                               variations of certain features and benefits   G-8

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                           www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON                                                                   o   With respect to the Greater of 4% Roll-Up to age 85
(CONTINUED)                                                                      or Annual Ratchet to age 85 enhanced death benefit,
                                                                                 if elected without the Guaranteed minimum income
                                                                                 benefit, withdrawals (including any applicable
                                                                                 withdrawal charges) will reduce the 4% Roll-Up to
                                                                                 age 85 benefit base on a dollar-for-dollar basis,
                                                                                 as long as the sum of the withdrawals in a contract
                                                                                 year is 6% or less of the 4% Roll-Up to age 85
                                                                                 benefit base on the contract issue date or the most
                                                                                 recent contract date anniversary, if later.

                                                                             o   With respect to the Greater of 3% Roll-Up to age 85
                                                                                 or Annual Ratchet to age 85 enhanced death benefit,
                                                                                 withdrawals (including any applicable withdrawal
                                                                                 charges) will reduce the 3% Roll-Up to age 85
                                                                                 benefit base on a dollar-for-dollar basis, as long
                                                                                 as the sum of the withdrawals in a contract year
                                                                                 is 3% or less of the 3% Roll-Up to age 85 enhanced
                                                                                 death benefit base on the contract issue date or
                                                                                 the most recent contract date anniversary, if
                                                                                 later.

                 See "Guaranteed minimum death benefit" in "Contract         You have a choice of the standard death benefit, the
                 features and benefits"                                      Annual Ratchet to age 85 enhanced death benefit, the
                                                                             Greater of 3% Roll-Up to age 85 or Annual Ratchet to
                                                                             age 85 enhanced death benefit, or the Greater of 4%
                                                                             Roll-Up to age 85 or Annual Ratchet to age 85 enhanced
                                                                             death benefit.

                 See "GWBL Guaranteed minimum death benefit" under           Only the GWBL Standard death benefit is available.
                 "Guaranteed withdrawal benefit for life ("GWBL")" in
                 "Contract features and benefits"

                 See "Annual administrative charge" in "Charges and          The second paragraph of this section is replaced with
                 expenses"                                                   the following:

                                                                             The annual administrative charge will be deducted from
                                                                             the value in the variable investment options on a pro
                                                                             rata basis. If those amounts are insufficient, we will
                                                                             deduct all or a portion of the charge from the account
                                                                             for special dollar cost averaging (for Accumulator(R)
                                                                             and Accumulator(R) Elite(SM) contracts) or the account
                                                                             for special money market dollar cost averaging (for
                                                                             Accumulator(R) Plus(SM) and Accumulator(R) Select(SM)
                                                                             contracts). If the contract is surrendered or
                                                                             annuitized or a death benefit is paid on a date other
                                                                             than a contract date anniversary, we will deduct a pro
                                                                             rata portion of that charge for the year.

                 See "10% free withdrawal amount" under "Withdrawal          The 10% free withdrawal amount applies to full
                 charge" in "Charges and expenses" (For Accumulator(R),      surrenders.
                 Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)
                 contracts only)

                 See "Certain withdrawals" under "Withdrawal charge" in      If you elect the Greater of 4% Roll-Up to age 85 or
                 "Charges and expenses" (For Accumulator(R),                 Annual Ratchet to age 85 enhanced death benefit without
                 Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)        a Guaranteed minimum income benefit, the withdrawal
                 contracts only)                                             charge will be waived for any withdrawal that, together
                                                                             with any prior withdrawals made during the contract
                                                                             year, does not exceed 6% of the beginning of contract
                                                                             year 4% Roll-Up to age 85 benefit base, even if such
                                                                             withdrawals exceed the free withdrawal amount.
------------------------------------------------------------------------------------------------------------------------------------

G-9 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                       AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON       See "Withdrawal charge" in "Charges and expenses" under     The owner (or older joint owner, if applicable) has
(CONTINUED)      "Disability, terminal illness, or confinement to            qualified to receive Social Security disability
                 nursing home" (For Accumulator(R), Accumulator(R)           benefits as certified by the Social Security
                 Plus(SM) and Accumulator(R) Elite(SM) contracts only)       Administration or a statement from an independent U.S.
                                                                             licensed physician stating that the owner (or older
                                                                             joint owner, if applicable) meets the definition of
                                                                             total disability for at least 6 continuous months prior
                                                                             to the notice of claim. Such disability must be
                                                                             re-certified every 12 months.
------------------------------------------------------------------------------------------------------------------------------------


























                         Appendix VII: State contract availability and/or
                              variations of certain features and benefits   G-10

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Appendix VIII: Contract variations

--------------------------------------------------------------------------------

You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD           FEATURE/BENEFIT                     VARIATION
------------------------------------------------------------------------------------------------------------------------------------
May 2007 - February 2008           Guaranteed withdrawal               At no additional charge, during the first ten contract years,
(through March 2008 in Nevada)     benefit for life--                  in each year you have not taken a withdrawal, we will
                                   5% deferral bonus                   increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be
                                                                       5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any
                                                                       applicable contributions. The deferral bonus generally
                                                                       excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the
                                                                       contract year. On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit
                                                                       base, the amount is greater than your account value, that
                                                                       amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL
                                                                       benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5%
                                                                       deferral bonus will still apply.

                                   200% Initial GWBL benefit           Not available
                                   base guarantee

                                   Guaranteed annual withdrawal        The Applicable percentages for the Guaranteed annual
                                   amount                              withdrawal amount are as follows:

                                                                           -----------------------------------------------------
                                                                            AGE                    APPLICABLE PERCENTAGE
                                                                           -----------------------------------------------------
                                                                            45-64                          4.0%
                                                                            65-74                          5.0%
                                                                            75-84                          6.0%
                                                                            85 and older                   7.0%
                                                                           -----------------------------------------------------



                                   Guaranteed withdrawal               If you elect the Single Life option, the charge is equal to
                                   benefit for life benefit charge     0.60%. If you elect the Joint Life option, the charge is
                                                                       equal to 0.75%.

                                                                       The maximum charge for the Single Life option is 0.75%.
                                                                       The maximum charge for the Joint Life option is 0.90%.
------------------------------------------------------------------------------------------------------------------------------------




H-1   Appendix VIII: Contract variations

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
------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD           FEATURE/BENEFIT                     VARIATION
------------------------------------------------------------------------------------------------------------------------------------
                                   How withdrawals affect your GWBL    Your GWBL Standard death benefit base and GWBL Enhanced death
                                   and GWBL Guaranteed minimum         benefit base are reduced on a dollar-for-dollar basis by any
                                   death benefit                       withdrawal up to the Guaranteed annual withdrawal amount.
                                                                       Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, your
                                                                       GWBL Standard death benefit base and GWBL Enhanced death
                                                                       benefit base are reduced on a pro rata basis. If the reduced
                                                                       GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.

                                   Maximum payment plan                The amount of the withdrawal will increase following any
                                                                       Annual Ratchet or 5% deferral bonus.

                                   Customized payment plan             The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

                                   Annuity maturity date               The minimum death benefit will be reduced dollar-for-dollar by each payment.
------------------------------------------------------------------------------------------------------------------------------------



















                                        Appendix VIII: Contract variations   H-2

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Appendix IX: Tax-sheltered annuity contracts (TSAs)


--------------------------------------------------------------------------------


GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.


EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.


LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions, to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS


GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.


WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

o the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

o   the owner dies; or

o the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.


I-1   Appendix IX: Tax-sheltered annuity contracts (TSAs)

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TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income. Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.


DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.


ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan bal ance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.


                       Appendix IX: Tax-sheltered annuity contracts (TSAs)   I-2

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The amount borrowed and not repaid may be treated as a distribution if:

o   the loan does not qualify under the conditions above;

o   the participant fails to repay the interest or principal when due; or

o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.


TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:


WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.


SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.



I-3   Appendix IX: Tax-sheltered annuity contracts (TSAs)

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If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o   on or after your death; or

o   because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.



                       Appendix IX: Tax-sheltered annuity contracts (TSAs)   I-4

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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          Page
Who is AXA Equitable?                                                        2

Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
  The Accumulator(R) Series
  P.O. Box 1547
  Secaucus, NJ 07096-1547

-----------------------------------------------------------------------------
Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2010.


--------------------------------------------------------------------------------

Name


--------------------------------------------------------------------------------

Address


--------------------------------------------------------------------------------
City                     State            Zip










                   x02992/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

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The Accumulator(R) Series
A combination variable and fixed deferred annuity contract


PROSPECTUS DATED MAY 1, 2010


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.

--------------------------------------------------------------------------------

WHAT IS THE ACCUMULATOR(R) SERIES?


The Accumulator(R) Series are deferred annuity contracts issued by AXA Equitable Life Insurance Company. The series consists of Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). The contracts provide for the accumulation of retirement savings and for income. The contracts offer income and death benefit protection as well. They also offer a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our "investment options": (i) variable investment options, (ii) the guaranteed interest option, (iii) fixed maturity options, or (iv) the account for special dollar cost averaging or the account for special money dollar cost averaging.(+)

This Prospectus is not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus; however, because certain provisions may be changed after the date of this Prospectus in accordance with the contract, the description of the contract's provisions in this Prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this Prospectus in conjunction with any applicable supplements. The contracts may not have been available in all states. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any application or contribution from you at any time, including after you purchase the contract.
----------------------

(+) The account for special dollar cost averaging is only available with Accumulator(R) and Accumulator(R) Elite(SM) contracts. The account for special money market dollar cost averaging is only available with Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts.



--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*             o EQ/Common Stock Index
o AXA Conservative Allocation*           o EQ/Core Bond Index
o AXA Conservative-Plus Allocation*      o EQ/Davis New York Venture
o AXA Moderate Allocation*               o EQ/Equity 500 Index
o AXA Moderate-Plus Allocation*          o EQ/Equity Growth PLUS
o EQ/AllianceBernstein International     o EQ/Franklin Core Balanced
o EQ/AllianceBernstein Small Cap         o EQ/Franklin Templeton Allocation
  Growth                                 o EQ/GAMCO Mergers and Acquisitions
o EQ/AXA Franklin Small Cap Value Core   o EQ/GAMCO Small Company Value
o EQ/BlackRock Basic Value Equity        o EQ/Global Bond PLUS
o EQ/BlackRock International Value       o EQ/Global Multi-Sector Equity
o EQ/Boston Advisors Equity Income       o EQ/Intermediate Government Bond
o EQ/Calvert Socially Responsible          Index
o EQ/Capital Guardian Growth             o EQ/International Core PLUS
o EQ/Capital Guardian Research
--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o EQ/International Growth                o EQ/Small Company Index
o EQ/JPMorgan Value Opportunities        o EQ/T. Rowe Price Growth Stock
o EQ/Large Cap Core PLUS                 o EQ/Templeton Global Equity
o EQ/Large Cap Growth Index              o EQ/UBS Growth and Income
o EQ/Large Cap Growth PLUS               o EQ/Van Kampen Comstock
o EQ/Large Cap Value Index               o EQ/Wells Fargo Advantage Omega
o EQ/Large Cap Value PLUS                  Growth**
o EQ/Lord Abbett Growth and Income       o Multimanager Aggressive Equity
o EQ/Lord Abbett Large Cap Core          o Multimanager Core Bond
o EQ/Mid Cap Index                       o Multimanager International Equity
o EQ/Mid Cap Value PLUS                  o Multimanager Large Cap Core Equity
o EQ/Money Market                        o Multimanager Large Cap Growth***
o EQ/Montag & Caldwell Growth            o Multimanager Large Cap Value
o EQ/Morgan Stanley Mid Cap Growth**     o Multimanager Mid Cap Growth
o EQ/Mutual Large Cap Equity             o Multimanager Mid Cap Value
o EQ/Oppenheimer Global                  o Multimanager Multi-Sector Bond
o EQ/PIMCO Ultra Short Bond              o Multimanager Small Cap Growth
o EQ/Quality Bond PLUS                   o Multimanager Small Cap Value
                                         o Multimanager Technology
--------------------------------------------------------------------------------



*   The "AXA Allocation" Portfolios.

** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.

*** Please see "Portfolios of the Trusts" later in this Prospectus regarding the planned substitution of this variable investment option.

You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging, which are discussed later in this Prospectus. If you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, certain permitted variable investment options and, if applicable under your Accumulator(R) Series contract, the account for special dollar cost averaging. The permitted variable investment options are described later in this Prospectus.



THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.



                                                            X02978/'06/'06.5 All

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TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only.

o  An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

   We offer two versions of the traditional IRA: "Rollover IRA" and "Flexible Premium IRA." We also offer two versions of the Roth IRA: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer contributions only).

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).


Not all types of contracts are available with each version of the Accumulator(R) Series contracts. See "How you can contribute to your contract" in "Contract features and benefits" for more information.


CONTRACT VARIATIONS

These versions of the Accumulator(R) Series contracts are no longer being sold. This prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix VII later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.



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Contents of this Prospectus

--------------------------------------------------------------------------------
THE ACCUMULATOR(R) SERIES
--------------------------------------------------------------------------------
Index of key words and phrases                                               5
Who is AXA Equitable?                                                        7
How to reach us                                                              8
The Accumulator(R) Series at a glance -- key features                       10


--------------------------------------------------------------------------------
FEE TABLE                                                                   13
--------------------------------------------------------------------------------
Examples                                                                    15
Condensed financial information                                             16


--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                           17
--------------------------------------------------------------------------------

How you can contribute to your contract                                     17

Owner and annuitant requirements                                            24
How you can make your contributions                                         24
What are your investment options under the contract?                        25
Portfolios of the Trusts                                                    26
Allocating your contributions                                               33
Credits (for Accumulator(R) Plus(SM) and
     Guaranteed minimum income benefit base                                 36
Annuity purchase factors                                                    39
Guaranteed minimum income benefit option                                    39
Guaranteed minimum death benefit                                            41
Guaranteed withdrawal benefit for life ("GWBL")                             43
Principal guarantee benefits                                                47
Inherited IRA beneficiary continuation contract                             48
Your right to cancel within a certain number of days                        48


--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                        50
--------------------------------------------------------------------------------
Your account value and cash value                                           50
Your contract's value in the variable investment options                    50
Your contract's value in the guaranteed interest option                     50
Your contract's value in the fixed maturity options                         50
Your contract's value in the account for special dollar cost averaging      50
Insufficient account value                                                  50


----------------------
"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.


                                                  Contents of this Prospectus  3
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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                         52
--------------------------------------------------------------------------------
Transferring your account value                                             52
Disruptive transfer activity                                                52
Rebalancing your account value                                              53


--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                     55
--------------------------------------------------------------------------------
Withdrawing your account value                                              55
How withdrawals are taken from your account value                           57
How withdrawals affect your Guaranteed minimum income benefit,
    Guaranteed minimum death benefit and Principal guarantee benefits       57
How withdrawals affect your GWBL and GWBL Guaranteed minimum
    death benefit                                                           58
Withdrawals treated as surrenders                                           58
Loans under Rollover TSA contracts                                          58
Surrendering your contract to receive its cash value                        59
When to expect payments                                                     59
Your annuity payout options                                                 60


--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                     63
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                          63
Charges that the Trusts deduct                                              67
Group or sponsored arrangements                                             67
Other distribution arrangements                                             67


--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                 68
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                     68
Beneficiary continuation option                                             70


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7. TAX INFORMATION                                                          73
--------------------------------------------------------------------------------
Overview                                                                    73

Contracts that fund a retirement arrangement                                73
Special rule for conversions to Roth IRA in 2010                            73

Transfers among investment options                                          73
Taxation of nonqualified annuities                                          73
Individual retirement arrangements (IRAs)                                   75
     Traditional individual retirement annuities (traditional IRAs)         76

     Roth individual retirement annuities (Roth IRAs)                       80

Federal and state income tax withholding and
     information reporting                                                  83
Special rules for contracts funding qualified plans                         84
Impact of taxes to AXA Equitable                                            84


--------------------------------------------------------------------------------
8. MORE INFORMATION                                                         85
--------------------------------------------------------------------------------
About Separate Account No. 49                                               85
About the Trusts                                                            85
About our fixed maturity options                                            85
About the general account                                                   86
About other methods of payment                                              87
Dates and prices at which contract events occur                             87
About your voting rights                                                    88
Statutory compliance                                                        89
About legal proceedings                                                     89
Financial statements                                                        89
Transfers of ownership, collateral assignments,
     loans and borrowing                                                    89
About Custodial IRAs                                                        89

How divorce may affect your guaranteed benefits                             89
How divorce may affect your Joint Life GWBL                                 90

Distribution of the contracts                                               90


--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE                          92
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
   I -- Condensed financial information                                     A-1
  II -- Purchase considerations for QP contracts                            B-1
 III -- Market value adjustment example                                     C-1
  IV -- Enhanced death benefit example                                      D-1
   V -- Hypothetical illustrations                                          E-1
  VI -- Earnings enhancement benefit example                                F-1
 VII -- State contract availability and/or variations of certain
        features and benefits                                               G-1
VIII -- Contract variations                                                 H-1

 IX  -- Tax-sheltered annuity contracts (TSAs)                              I-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus

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Contents of this Prospectus (Cont'd.)


--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA PREMIER VIP TRUST AND EQ
   ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                          AAA 1-3
AXA Conservative Allocation                                        ACA 1-3
AXA Conservative-Plus Allocation                                  ACPA 1-3
AXA Moderate Allocation                                            AMA 1-3
AXA Moderate-Plus Allocation                                      AMPA 1-3
Multimanager Aggressive Equity                                    MMAE 1-4
Multimanager Core Bond                                            MMCB 1-4
Multimanager International Equity                                 MMIE 1-4
Multimanager Large Cap Core Equity                              MMLCCE 1-4
Multimanager Large Cap Growth                                    MMLCG 1-3
Multimanager Large Cap Value                                     MMLCV 1-4
Multimanager Mid Cap Growth                                      MMMCG 1-4
Multimanager Mid Cap Value                                       MMMCV 1-4
Multimanager Multi-Sector Bond                                    MMSB 1-4
Multimanager Small Cap Growth                                    MMSCG 1-4
Multimanager Small Cap Value                                     MMSCV 1-4
Multimanager Technology                                            MMT 1-4
EQ/AllianceBernstein International                               EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                           EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                            EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                  EQBBV 1-3
EQ/BlackRock International Value                                EQBINT 1-3
EQ/Boston Advisors Equity Income                                EQBAEI 1-3
EQ/Calvert Socially Responsible                                  EQCSR 1-4
EQ/Capital Guardian Growth                                       EQCGG 1-3
EQ/Capital Guardian Research                                     EQCGR 1-3
EQ/Common Stock Index                                            EQCTI 1-3
EQ/Core Bond Index                                               EQCBI 1-3
EQ/Davis New York Venture                                        EQDNY 1-3
EQ/Equity 500 Index                                             EQ500I 1-3
EQ/Equity Growth PLUS                                            EQEGP 1-4
EQ/Franklin Core Balanced                                        EQFCB 1-5
EQ/Franklin Templeton Allocation                                 EQFTA 1-4
EQ/GAMCO Mergers and Acquisitions                                EQGMA 1-4
EQ/GAMCO Small Company Value                                    EQGSCV 1-3
EQ/Global Bond PLUS                                              EQGBP 1-4
EQ/Global Multi-Sector Equity                                   EQGMSE 1-4
EQ/Intermediate Government Bond Index                           EQIGBI 1-3
EQ/International Core PLUS                                       EQICP 1-4
EQ/International Growth                                           EQIG 1-3
EQ/JPMorgan Value Opportunities                                 EQJPMV 1-3
EQ/Large Cap Core PLUS                                          EQLCCP 1-4
EQ/Large Cap Growth Index                                       EQLCGI 1-3
EQ/Large Cap Growth PLUS                                        EQLCGP 1-4
EQ/Large Cap Value Index                                        EQLCVI 1-3
EQ/Large Cap Value PLUS                                         EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                   EQLALC 1-3
EQ/Mid Cap Index                                                 EQMCI 1-3
EQ/Mid Cap Value PLUS                                           EQMCVP 1-4
EQ/Money Market                                                   EQMM 1-3


                                      Contents of this Prospectus (Cont'd.)  4-a
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EQ/Montag & Caldwell Growth                                      EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                 EQMSG 1-3
EQ/Mutual Large Cap Equity                                      EQMLCE 1-5
EQ/Oppenheimer Global                                             EQOG 1-4
EQ/PIMCO Ultra Short Bond                                        EQPUS 1-3
EQ/Quality Bond PLUS                                             EQQBP 1-4
EQ/Small Company Index                                           EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                     EQTGS 1-3
EQ/Templeton Global Equity                                       EQTGE 1-4
EQ/UBS Growth and Income                                         EQUGI 1-3
EQ/Van Kampen Comstock                                           EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                           EQWFAO 1-3







4-b  Contents of this Prospectus (Cont'd.)
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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.





                                                                         PAGE
   6% Roll-Up to age 85                                                    37
   12 month dollar cost averaging                                          34
   account for special dollar cost averaging                               33
   account value                                                           50
   administrative charge                                                   64
   annual administrative charge                                            64
   Annual Ratchet                                                          45
   Annual Ratchet to age 85 enhanced death benefit                         37
   annuitant                                                               17
   annuitization                                                           60
   annuity maturity date                                                   62
   annuity payout options                                                  60
   annuity purchase factors                                                39
   automatic annual reset program                                          38
   automatic customized reset program                                      38
   automatic investment program                                            87
   AXA Allocation portfolios                                            cover
   beneficiary                                                             68
   Beneficiary continuation option ("BCO")                                 70
   business day                                                            87
   cash value                                                              50
   charges for state premium and other applicable taxes                    67
   contract date                                                           24
   contract date anniversary                                               24
   contract year                                                           24
   contributions to Roth IRAs                                              80
      regular contributions                                                81
      rollovers and direct transfers                                       81
      conversion contributions                                             81
   contributions to traditional IRAs                                       76
      regular contributions                                                76
      rollovers and transfers                                              77
   credit                                                                  35
   disability, terminal illness or confinement to nursing home             65
   disruptive transfer activity                                            52
   distribution charge                                                     63
   Earnings enhancement benefit                                            42
   Earnings enhancement benefit charge                                     66
   ERISA                                                                   67
   fixed-dollar option                                                     35
   fixed maturity options                                                  32
   Flexible Premium IRA                                                 cover
   Flexible Premium Roth IRA                                            cover
   free look                                                               48
   free withdrawal amount                                                  64
   general account                                                         86
   general dollar cost averaging                                           34
   guaranteed interest option                                              32
   Guaranteed minimum death benefit                                        41
   Guaranteed minimum death benefit and Guaranteed
      minimum income benefit base                                          36
   Guaranteed minimum death benefit/Guaranteed
      minimum income benefit roll-up benefit base reset option             41
   Guaranteed minimum income benefit                                       39
   Guaranteed minimum income benefit charge                                66
   Guaranteed minimum income benefit "no lapse guarantee"                  40
   Guaranteed withdrawal benefit for life ("GWBL")                         43
   Guaranteed withdrawal benefit for life charge                           66
   GWBL benefit base                                                       44
   Inherited IRA                                                        cover
   investment options                                                   cover
   Investment simplifier                                                   35
   IRA                                                                  cover
   IRS                                                                     73
   lifetime required minimum distribution withdrawals                      56
   loan reserve account                                                    59
   loans under Rollover TSA                                                58
   market adjusted amount                                                  32
   market timing                                                           52
   market value adjustment                                                 32
   maturity dates                                                          32
   maturity value                                                          32
   Mortality and expense risks charge                                      63
   NQ                                                                   cover
   one-time reset option                                                   38
   Online Account Access                                                    8
   partial withdrawals                                                     55
   permitted variable investment options                                   25
   Portfolio                                                            cover
   Principal guarantee benefits                                            47
   processing office                                                        8
   QP                                                                   cover
   rate to maturity                                                        32
   rebalancing                                                             53
   Rollover IRA                                                         cover
   Rollover TSA                                                         cover
   Roth Conversion IRA                                                  cover
   Roth IRA                                                             cover
   SAI                                                                  cover
   SEC                                                                  cover
   self-directed allocation                                                33
   Separate Account No. 49                                                 85
   special dollar cost averaging                                           33
   Spousal continuation                                                    69
   standard death benefit                                                  37
   substantially equal withdrawals                                         56
   systematic withdrawals                                                  56
   TOPS                                                                     8
   TSA                                                                  cover
   traditional IRA                                                      cover
   Trusts                                                                  86
   unit                                                                    50
   variable investment options                                             25
   wire transmittals and electronic applications                           87
   withdrawal charge                                                       64


To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Your financial professional can provide further explanation about your contract or supplemental materials.


                                                Index of key words and phrases 5
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
-----------------------------------------------------------------------------------------
 PROSPECTUS                                 CONTRACT OR SUPPLEMENTAL MATERIALS
-----------------------------------------------------------------------------------------
  fixed maturity options                   Guarantee Periods (Guaranteed Fixed
                                           Interest Accounts in supplemental materials)
  variable investment options              Investment Funds
  account value                            Annuity Account Value
  rate to maturity                         Guaranteed Rates
  unit                                     Accumulation Unit
  Guaranteed minimum death benefit         Guaranteed death benefit
  Guaranteed minimum income benefit        Guaranteed Income Benefit
  guaranteed interest option               Guaranteed Interest Account
  Guaranteed withdrawal benefit for life   Guaranteed withdrawal benefit
  GWBL benefit base                        Guaranteed withdrawal benefit for life
                                           benefit base
  Guaranteed annual withdrawal amount      Guaranteed withdrawal benefit for life Annual
                                           withdrawal amount
  Excess withdrawal                        Guaranteed withdrawal benefit for life Excess
                                           withdrawal
-----------------------------------------------------------------------------------------

6 Index of key words and phrases
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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  7
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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:



--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     The Accumulator(R) Series
     P.O. Box 1577
     Secaucus, NJ 07096-1577


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     The Accumulator(R) Series
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     The Accumulator(R) Series
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------

o  written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility for GWBL deferral bonuses and eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------

TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options (not available through Online Account Access);

o  the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o  elect to receive certain contract statements electronically;

o enroll in, modify or cancel a rebalancing program (through Online Account Access only)

o  change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o  access Frequently Asked Questions and Service Forms (not available through
   TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or the Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any


8  Who is AXA Equitable?
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act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------

You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial profes sional (available only for contracts distributed through AXA Distributors);

(2) conversion of a traditional IRA to a Roth Conversion IRA or, depending on your contract, Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4) requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)  spousal consent for loans under Rollover TSA contracts;

(6) requests for withdrawals or surrenders from Rollover TSA contracts (employer or plan approval required) and contracts with the Guaranteed withdrawal benefit for life ("GWBL");

(7)  tax withholding elections;

(8)  election of the beneficiary continuation option;

(9)  IRA contribution recharacterizations;

(10) Section 1035 exchanges;

(11) direct transfers and rollovers;

(12) exercise of the Guaranteed minimum income benefit;


(13) requests to reset your Roll-Up benefit base (for contracts that have both the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit) by electing one of the following: one-time reset option, automatic annual reset program or automatic customized reset program;


(14) requests to opt out of or back into the Annual Ratchet of the Guaranteed withdrawal benefit for life ("GWBL") benefit base;

(15) death claims;

(16) change in ownership (NQ only, if available under your contract);

(17) purchase by, or change of ownership to, a non-natural owner;

(18) requests for enrollment in either our Maximum payment plan or Customized payment plan under the Guaranteed withdrawal benefit for life ("GWBL"); and

(19) requests to reset the guaranteed minimum value for contracts with a Principal guarantee benefit.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options);

(4) 12 month dollar cost averaging (for Accumulator(R) Select(SM) contracts only); and

(5) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only).


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3) 12 month dollar cost averaging (for Accumulator(R) Select(SM) contracts only);

(4) special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only);

(5)  substantially equal withdrawals;

(6)  systematic withdrawals; and

(7)  the date annuity payments are to begin.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION AT LEAST 30 CALENDAR DAYS PRIOR TO YOUR CONTRACT DATE ANNIVERSARY:

(1)  automatic annual reset program; and

(2)  automatic customized reset program.

----------------------

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


                                                        Who is AXA Equitable?  9
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The Accumulator(R) Series at a glance -- key features

--------------------------------------------------------------------------------


FOUR CONTRACT SERIES      This Prospectus describes The Accumulator(R) Series contracts -- Accumulator(R), Accumulator(R) Plus(SM),
                          Accumulator(R) Elite(SM) and Accumulator(R) Select(SM). Each series provides for the accumulation of retirement savings and income, offers income and death benefit protection, and offers various payout options.

                          Each series provides a different charge structure. For details, please see the summary of the contract features below, the "Fee table" and "Charges and expenses" later in this Prospectus.

                          Each series is subject to different contribution rules, which are described in "Contribution amounts"
                          later in this section and in "How you can contribute to your contract" in "Contract features and benefits"
                          later in this Prospectus.

                          The chart below shows the availability of key features under each series of the contract.

                                                                  ACCUMULATOR(R)   ACCUMULATOR(R)   ACCUMULATOR(R)
                                                 ACCUMULATOR(R)   PLUS(SM)         ELITE(SM)        SELECT(SM)
                          ----------------------------------------------------------------------------------------------------------
                          Special dollar cost      Yes            No               Yes              No
                          averaging
                          ----------------------------------------------------------------------------------------------------------
                          12 month dollar cost     No             No               No               Yes
                          averaging
                          ----------------------------------------------------------------------------------------------------------
                          Credits                  No             Yes              No               No

                          Throughout the Prospectus, any differences among the contract series are identified.

                          You should work with your financial professional to decide which series of the contract may be appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.
------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT   The Accumulator(R) Series' variable investment options invest in different Portfolios managed by
MANAGEMENT                professional investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS    o  Fixed maturity options ("FMOs") with maturities ranging from approximately 1 to 10 years
                             (subject to availability).
                          o  Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.
                          ----------------------------------------------------------------------------------------------------------
                          If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST       o  Principal and interest guarantees.
OPTION                    o  Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS        o  No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                          ----------------------------------------------------------------------------------------------------------
                          o  No tax on transfers among investment options inside the contract. For more information, please see "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.
                          ----------------------------------------------------------------------------------------------------------
                          If you are purchasing or contributing to an annuity contract which is an Individual Retirement Annuity
                          (IRA) or Tax Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), you should be aware that such annuities do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before purchasing or contributing to one of the contracts, you should consider whether its features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the relative features, benefits and costs of these annuities compared with any other investment that you may use in connection with your retirement plan or arrangement.
                          Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------


10 The Accumulator(R) Series at a glance -- key features
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

------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM        The Guaranteed minimum income benefit provides income protection for you during your life once
INCOME BENEFIT            you elect to annuitize the contract.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL     The Guaranteed withdrawal benefit for life option ("GWBL") guarantees that you can take withdrawals up to
BENEFIT FOR LIFE          a maximum amount each contract year (your "Guaranteed annual withdrawal amount") beginning at age 45 or later.

                          Withdrawals are taken from your account value and continue during your lifetime even if your account value falls to zero (unless it is caused by a withdrawal that exceeds your Guaranteed annual withdrawal amount).
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS      The chart below shows the minimum initial and additional contribution amounts under the contracts. Initial contribution amounts are provided for informational purposes only. Please see "How you can contribute to your contract" under "Contract features and benefits" for more information.

                                                                      ACCUMULATOR(R)        ACCUMULATOR(R)          ACCUMULATOR(R)
                                                  ACCUMULATOR(R)      PLUS(SM)              ELITE(SM)               SELECT(SM)
                          ----------------------------------------------------------------------------------------------------------
                          NQ                      $5,000 ($500)*     $ 10,000 ($500)*       $10,000 ($500)*         $25,000 ($500)*
                          ----------------------------------------------------------------------------------------------------------
                          Rollover IRA            $5,000 ($50)       $ 10,000 ($50)         $10,000 ($50)           $25,000 ($50)
                          ----------------------------------------------------------------------------------------------------------
                          Flexible Premium IRA    $4,000 ($50)**     n/a                    n/a                     n/a
                          ----------------------------------------------------------------------------------------------------------
                          Roth Conversion IRA     $5,000 ($50)       $ 10,000 ($50)         $10,000 ($50)           $25,000 ($50)
                          ----------------------------------------------------------------------------------------------------------
                          Flexible Premium        $4,000 ($50)**     n/a                    n/a                     n/a
                          Roth IRA
                          ----------------------------------------------------------------------------------------------------------
                          Inherited IRA
                          Beneficiary
                          Continuation contract   $5,000 ($1,000)    n/a                    $10,000 ($1,000)        $25,000 ($1,000)
                          (traditional IRA or
                          Roth IRA) ("Inherited
                          IRA")
                          ----------------------------------------------------------------------------------------------------------
                          QP                     $5,000 ($500)       $10,000 ($500)         $10,000 ($500)          n/a
                          ----------------------------------------------------------------------------------------------------------
                          Rollover TSA           $5,000 ($500)       $10,000 ($500)         $10,000 ($500)          $25,000 ($500)
                          ----------------------------------------------------------------------------------------------------------
                          *   $100 monthly and $300 quarterly under our automatic investment program.
                          **  $50 monthly or quarterly under our automatic investment program.

                          o Maximum contribution limitations apply to all contracts. For more information, please see "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.
                          ----------------------------------------------------------------------------------------------------------
                          In general, contributions are limited to $1.5 million ($500,000 maximum for owners or annuitants who are age 81 and older at contract issue) under all Accumulator(R) Series contracts with the same owner or annuitant. We generally limit aggregate contributions made after the first contract year to 150% of first-year contributions. Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect. For more information, please see "How you can contribute to your contract" in "Contract features and benefits"
                          later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
CREDIT                    We allocate your contributions to your account value. We allocate a credit to your account value at the
(ACCUMULATOR(R) PLUS(SM)  same time that we allocate your contributions. The credit will apply to additional contribution amounts
CONTRACTS ONLY)           only to the extent that those amounts exceed total withdrawals from the contract. The amount of credit may be up to 5% of each contribution, depending on certain factors. The credit is subject to recovery by us in certain limited circumstances.
------------------------------------------------------------------------------------------------------------------------------------


                        The Accumulator(R) Series at a glance -- key features 11
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
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY        o Partial withdrawals
                            o Several withdrawal options on a periodic basis
                            o Loans under Rollover TSA contracts (employer or plan approval required)
                            o Contract surrender
                            o Maximum payment plan (only under contracts with GWBL)
                            o Customized payment plan (only under contracts with GWBL)

                            You may incur a withdrawal charge not applicable to Accumulator(R) Select(SM) contracts) for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS              o Fixed annuity payout options
                            o Variable Immediate Annuity payout options (described in a separate prospectus for that option)
                            o Income Manager(R) payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES         o Guaranteed minimum death benefit options
                            o Principal guarantee benefits
                            o Dollar cost averaging
                            o Automatic investment program
                            o Account value rebalancing (quarterly, semiannually, and annually)
                            o Free transfers
                            o Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home (not applicable to Accumulator(R) Select(SM) contracts)
                            o Earnings enhancement benefit, an optional death benefit available under certain contracts
                            o Spousal continuation
                            o Beneficiary continuation option
                            o Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES            Please see "Fee table" later in this section for complete details.
------------------------------------------------------------------------------------------------------------------------------------
OWNER AND ANNUITANT ISSUE   Please see "How you can contribute to your contract" in "Contract features and benefits" for owner and
AGES                        annuitant issue ages applicable to your contract.
------------------------------------------------------------------------------------------------------------------------------------



THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.


For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


12 The Accumulator(R) Series at a glance -- key features
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Fee table

--------------------------------------------------------------------------------


The following tables describe the fees and expenses that you will pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus.


All features listed below may not have been available at the time you purchased your contract. See Appendix VIII later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.



------------------------------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage        ACCUMULATOR(R)    ACCUMULATOR(R)     ACCUMULATOR(R)       ACCUMULATOR(R)
of contributions withdrawn (deducted if                            PLUS(SM)           ELITE(SM)            SELECT(SM)
you surrender your contract or make
certain withdrawals or apply your cash
value to certain payout options).(1)             7.00%             8.00%              8.00%                N/A
------------------------------------------------------------------------------------------------------------------------------------
Charge if you elect a variable payout option
upon annuitization (which is described in a
separate prospectus for that option)                        $350 (for all Accumulator(R) Series contracts)
------------------------------------------------------------------------------------------------------------------------------------


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(2)
   If your account value on a contract date
   anniversary is less than $50,000(3)           $30
   If your account value on a contract date
   anniversary is $50,000 or more                $0
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES:                ACCUMULATOR(R)    ACCUMULATOR(R)     ACCUMULATOR(R)       ACCUMULATOR(R)
                                                                   PLUS(SM)           ELITE(SM)            SELECT(SM)
Mortality and expense risks(4)                   0.80%             0.95%              1.10%                1.10%
Administrative                                   0.30%             0.35%              0.30%                0.25%
Distribution                                     0.20%             0.25%              0.25%                0.35%
                                                 -----             -----              -----                -----
Total Separate account annual expenses           1.30%             1.55%              1.65%                1.70%
------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE
(Calculated as a percentage of the applicable
benefit base. Deducted annually(2) on each
contract date anniversary for which the
benefit is in effect.)
   Standard death benefit and GWBL Standard
     death benefit                               No charge
   Annual Ratchet to age 85                      0.25%
   Greater of 6% Roll-Up to age 85 or Annual
     Ratchet to age 85                           0.60% or 0.65%*
   GWBL Enhanced death benefit                   0.30%

* Please see Appendix VIII later in this Prospectus for more information on the charge applicable under your Accumulator(R)
  Series contract.
------------------------------------------------------------------------------------------------------------------------------------



                                                                    Fee table 13
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
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL GUARANTEE BENEFITS CHARGE (Calculated as a percentage of the account value. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)

   100% Principal guarantee benefit                                    0.50%

   125% Principal guarantee benefit                                    0.75%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base. Deducted annually(2)
on each contract date anniversary for which the benefit is in
effect.)                                                               0.65%
------------------------------------------------------------------------------------------------------------------------------------
EARNINGS ENHANCEMENT BENEFIT CHARGE (Calculated as a
percentage of the account value. Deducted annually(2)
on each contract date anniversary for which the benefit
is in effect.)                                                         0.35%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE                  0.60% for the Single Life option
(Calculated as a percentage of the GWBL benefit base. Deducted         0.75% for the Joint Life option
annually(2) on each contract date anniversary.)

If your GWBL benefit base ratchets, we reserve the right to
increase your charge up to:                                            0.75% for the Single Life option
                                                                       0.90% for the Joint Life option

Please see "Guaranteed withdrawal benefit for life" ("GWBL") in "Contract features and benefits" for more information about this feature, including its benefit base and the Annual Ratchet provision, and "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses," both later in this Prospectus.

--------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY
(Calculated and deducted daily as a percentage of the
outstanding loan amount.)                                              2.00%(5)
--------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses           Lowest          Highest
that are deducted from Portfolio assets including management           ------          -------
fees, 12b-1 fees, service fees, and/or other expenses)(6)              0.64%           1.48%



Notes:

(1)  Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:

     The withdrawal charge percentage we use is determined by the
     contract year in which you make the withdrawal or                 Contract                   Accumulator(R)   Accumulator(R)
     surrender your contract. For each contribution, we consider       Year      Accumulator(R)    Plus(SM)         Elite(SM)
     the contract year in which we receive that contribution to
     be "contract year 1")                                             1.......     7.00%           8.00%            8.00%
                                                                       2.......     7.00%           8.00%            7.00%
                                                                       3.......     6.00%           7.00%            6.00%
                                                                       4.......     6.00%           7.00%            5.00%
                                                                       5.......     5.00%           6.00%            0.00%
                                                                       6.......     3.00%           5.00%            0.00%
                                                                       7.......     1.00%           4.00%            0.00%
                                                                       8.......     0.00%           3.00%            0.00%
                                                                       9+......     0.00%           0.00%            0.00%

(2)  If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year.

(3)  During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value.
     Thereafter, the charge, if applicable, is $30 for each contract year.

(4)  These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges. For Accumulator(R) Plus(SM) contracts, the charges also compensate us for the expense associated with the credit.

(5)  We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See
     "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan inter est is calculated and for restrictions that may apply.

(6)  "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year
     2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the
     EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology
     Portfolio.


14 Fee table
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EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The examples below show the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 and the Earnings enhancement benefit with either the Guaranteed minimum income benefit (with the annual reset feature) or the 125% Principal guarantee benefit) would pay in the situations illustrated. All values in the expense examples were calculated with the Guaranteed minimum income benefit except for the AXA Moderate Allocation portfolio. The AXA Moderate Allocation portfolio is calculated with either the Guaranteed minimum income benefit or the 125% Principal guarantee benefit depending on which benefit yielded the higher expenses. These examples use an average annual administrative charge based on the charges paid in 2009, which results in an estimated administrative charge calculated as a percentage of contract value, as follows: Accumulator(R) 0.015%; Accumulator(R) Plus(SM) 0.013%; Accumulator(R) Elite(SM) 0.010%; and Accumulator(R) Select(SM) 0.009%.


The fixed maturity options, guaranteed interest option, the account for special dollar cost averaging (if applicable under your contract) and the 12 month dollar cost averaging program (if applicable under your contract) are not covered by these examples. However, the annual administrative charge, the withdrawal charge (if applicable under your contract), the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option, the account for special dollar cost averaging and the 12 month dollar cost averaging program. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.


The examples assume that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. The example for Accumulator(R) Plus(SM) contracts assumes that a 4% credit was applied to your contribution. Other than the administrative charge (which is described immediately above), the examples also assume maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



------------------------------------------------------------------------------------------------------------------------------------
                                                                                ACCUMULATOR(R)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the
    Portfolios                        $1,168     $2,032     $2,936      $5,130     N/A       $2,032     $2,936      $5,130
(b) assuming minimum fees and
    expenses of any of the
    Portfolios                        $1,080     $1,773     $2,514      $4,349     N/A       $1,773     $2,514      $4,349
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                   ACCUMULATOR(R)
--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the
    Portfolios                          $468     $1,432     $2,436     $5,130
(b) assuming minimum fees and
    expenses of any of the
    Portfolios                          $380     $1,173     $2,014     $4,349
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                                   ACCUMULATOR(R) PLUS(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                        IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                          END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the
    Portfolios                        $1,308     $2,251     $3,230      $5,500     N/A       $2,251     $3,230      $5,500
(b) assuming minimum fees and
    expenses of any of the
    Portfolios                        $1,217     $1,984     $2,797      $4,706     N/A       $1,984     $2,797      $4,706
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                               ACCUMULATOR(R) PLUS(SM)
--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios      $508     $1,551     $2,630     $5,500
(b) assuming minimum fees and
    expenses of any of the Portfolios      $417     $1,284     $2,197     $4,706
--------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
                                                     ACCUMULATOR(R) ELITE(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                          IF YOU SURRENDER YOUR CONTRACT AT THE        IF YOU ANNUITIZE AT THE END OF THE
                                            END OF THE APPLICABLE TIME PERIOD                APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios    $1,304     $2,137     $2,604      $5,432     N/A       $2,137     $2,604      $5,432
(b) assuming minimum fees and
    expenses of any of the Portfolios    $1,216     $1,880     $2,189      $4,678     N/A       $1,880     $2,189      $4,678
------------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                             ACCUMULATOR(R) ELITE(SM)
--------------------------------------------------------------------------------
                                      IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                       THE END OF THE APPLICABLE TIME PERIOD
--------------------------------------------------------------------------------
                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the Portfolios   $504     $1,537     $2,604     $5,432
(b) assuming minimum fees and
    expenses of any of the Portfolios   $416     $1,280     $2,189     $4,678
--------------------------------------------------------------------------------



                                                                    Fee table 15
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
------------------------------------------------------------------------------------------------------------------------------------
                                                                 ACCUMULATOR(R) SELECT(SM)
------------------------------------------------------------------------------------------------------------------------------------
                                   IF YOU ANNUITIZE AT THE END OF THE APPLICABLE      IF YOU SURRENDER OR DO NOT SURRENDER YOUR
                                                     TIME PERIOD                   CONTRACT AT THE END OF THE APPLICABLE TIME PERIOD
                                    1 YEAR     3 YEARS     5 YEARS    10 YEARS       1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the
    Portfolios                       N/A        $1,902      $2,978      $5,824       $509       $1,552      $2,628      $5,474
(b) assuming minimum fees and
    expenses of any of the
    Portfolios                       N/A        $1,645      $2,564      $5,074       $421       $1,295      $2,214      $4,724
------------------------------------------------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see Appendix V at the end of this Prospectus.


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2009.



16 Fee table
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1. Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. We require a minimum contribution amount for each type of contract purchased. Maximum contribution limitations also apply. In some states, our rules may vary. Both the owner and annuitant named in the contract must meet the issue age requirements shown in the table, and contributions are based on the age of the older of the original owner and annuitant. Additional contributions may not be permitted in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state.


Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions and transfers to any of the variable investment options and to limit the number of variable investment options which you may elect.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VII later in this Prospectus.

We may accept less than the minimum initial contribution under a contract if an aggregate amount of contracts purchased at the same time by an individual (including spouse) meets the minimum.

--------------------------------------------------------------------------------
The "owner" is the person who is the named owner in the contract and, if an individual, is the measuring life for determining, contract benefits. The "annuitant" is the person who is the measuring life for determining the contract's maturity date. The annuitant is not necessarily the contract owner. Where the owner of a contract is non-natural, the annuitant is the measuring life for determining contract benefits.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
            AVAILABLE
            FOR OWNER
 CONTRACT   AND ANNUITANT                MINIMUM
 TYPE       ISSUE AGES                   CONTRIBUTIONS                   SOURCE OF CONTRIBUTIONS      LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ          Accumulator(R)                o Accumulator(R)               o After-tax money.           o Accumulator(R)
            Accumulator(R) Elite(SM)        $5,000 (initial)                                            Accumulator(R) Elite(SM)
            Accumulator(R) Select(SM)                                    o Paid to us by check or       Accumulator(R) Select(SM)
            0 through 85                  o Accumulator(R) Plus(SM)        transfer of contract         No additional contributions
                                            Accumulator(R) Elite(SM)       value in a tax-deferred      may be made after attain-
            Accumulator(R) Plus(SM)         $10,000 (initial)              exchange under Section       ment of age 86, or if later,
            0 through 80                                                   1035 of the Internal         the first contract date
                                          o Accumulator(R) Select(SM)      Revenue Code.                anniversary.*
                                            $25,000 (initial)
                                                                                                      o Accumulator(R) Plus(SM)
                                          o The Accumulator(R) Series                                   No additional contributions
                                            $500 (additional)                                           after attainment of age 81
                                                                                                        or, if later, the first
                                          o The Accumulator(R) Series                                   contract date anniversary.*
                                            $100 monthly and $300
                                            quarterly under our auto-
                                            matic investment program
                                            (additional)
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 17
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
------------------------------------------------------------------------------------------------------------------------------------
              AVAILABLE
              FOR OWNER
CONTRACT      AND ANNUITANT               MINIMUM
TYPE          ISSUE AGES                  CONTRIBUTIONS                  SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA  Accumulator(R)               o Accumulator(R)              o Eligible rollover distri-   o Accumulator(R)
              Accumulator(R) Elite(SM)       $5,000 (initial)              butions from 403(b) plans,    Accumulator(R) Elite(SM)
              Accumulator(R) Select(SM)                                    qualified plans, and          No additional contributions
              20 through 85                o Accumulator(R) Plus(SM)       governmental employer         may be made after attain-
                                             Accumulator(R) Elite(SM)      457(b) plans.                 ment of age 86, or, if
              Accumulator(R) Plus(SM)        $10,000 (initial)                                           later, the first contract
              20 through 80                                              o Rollovers from another        date anniversary.*
                                           o Accumulator(R) Select(SM)     traditional individual
                                             $25,000 (initial)             retirement arrangement.     o Accumulator(R) Plus(SM)
                                                                                                         No contributions after
                                           o The Accumulator(R) Series   o Direct custodian-to-          attainment of age 81 or,
                                             $50 (additional)              custodian transfers           if later, the first
                                                                           from another traditional      contract date anniversary.*
                                           o $100 monthly and $300         individual retirement
                                             quarterly under our auto-     arrangement.                o Accumulator(R) Select(SM)
                                             matic investment program                                    No rollover or direct
                                             (additional) (subject to    o Regular IRA contributions.    transfer contributions
                                             tax maximums)                                               after attainment of age 86
                                                                         o Additional catch-up           or, if later, the first
                                                                           contributions.                contract date anniversary.*

                                                                                                       o Contributions after
                                                                                                         age 70-1/2 must be net of
                                                                                                         required minimum distribu-
                                                                                                         tions.

                                                                                                       o Although we accept regular
                                                                                                         IRA contributions (limited
                                                                                                         to $5,000) under Rollover
                                                                                                         IRA contracts, we intend
                                                                                                         that the contract be used
                                                                                                         primarily for rollover and
                                                                                                         direct transfer contri-
                                                                                                         butions.

                                                                                                       o Additional catch-up contri-
                                                                                                         butions of up to $1,000 per
                                                                                                         calendar year where the
                                                                                                         owner is at least age 50
                                                                                                         but under age 70-1/2 at any
                                                                                                         time during the calendar
                                                                                                         year for which the
                                                                                                         contribution is made.
------------------------------------------------------------------------------------------------------------------------------------

18 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
            AVAILABLE
            FOR OWNER
 CONTRACT   AND ANNUITANT                MINIMUM
 TYPE       ISSUE AGES                   CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS(+)
------------------------------------------------------------------------------------------------------------------------------------
Roth        Accumulator(R)               o Accumulator(R)              o Rollovers from another      o Accumulator(R)
Conversion  Accumulator(R) Elite(SM)       $5,000 (initial)              Roth IRA.                     No additional contribu-
IRA         Accumulator(R) Select(SM)                                                                  tions may be made after
            20 through 85                o Accumulator(R) Plus(SM)     o Rollovers from a "desig-      attainment of age 86, or,
                                           Accumulator(R) Elite(SM)      nated Roth contribution       if later, the first con-
            Accumulator(R) Plus(SM)        $10,000 (initial)             account" under a 401(k)       tract date anniversary.*
            20 through 80                                                plan or 403(b) plan.
                                         o Accumulator(R) Select(SM)                                 o Accumulator(R) Plus(SM)
                                           $25,000 (initial)           o Conversion rollovers from     No additional rollover or
                                                                         a traditional IRA or other    direct contributions after
                                         o The Accumulator(R) Series     eligible retirement plan.     attainment of age 81 or,
                                           $50 (additional)                                            if later, the first contract
                                                                       o Direct transfers from         date anniversary.*
                                         o $100 monthly and $300         another Roth IRA.
                                           quarterly under our auto-                                 o Accumulator(R) Elite(SM)
                                           matic investment program    o Regular Roth IRA contri-      Accumulator(R) Select(SM)
                                           (additional) (subject to      butions.                      No additional rollover or
                                           tax maximums)                                               direct transfer contribu-
                                                                       o Additional catch-up           tions after attainment of
                                                                         contributions.                age 86 or, if later, the
                                                                                                       first contract date
                                                                                                       anniversary.*

                                                                                                     o Conversion rollovers after
                                                                                                       age 70-1/2 must be net of
                                                                                                       required minimum distribu-
                                                                                                       tions for the traditional
                                                                                                       IRA or other eligible
                                                                                                       retirement plan which is
                                                                                                       the source of the conversion
                                                                                                       rollover.

                                                                                                     o Although we accept regular
                                                                                                       Roth IRA contributions (lim-
                                                                                                       ited to $5,000) under Roth
                                                                                                       IRA contracts, we intend
                                                                                                       that the contract be used
                                                                                                       primarily for rollover and
                                                                                                       direct transfer contribu-
                                                                                                       tions.

                                                                                                     o Additional catch-up contri-
                                                                                                       butions of up to $1,000 per
                                                                                                       calendar year where the
                                                                                                       owner is at least age 50 at
                                                                                                       any time during the calendar
                                                                                                       year for which the contribu-
                                                                                                       tion is made.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19
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
------------------------------------------------------------------------------------------------------------------------------------
            AVAILABLE
            FOR OWNER
 CONTRACT   AND ANNUITANT                MINIMUM
 TYPE       ISSUE AGES                   CONTRIBUTIONS                 SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Rollover    Accumulator(R)               o Accumulator(R)              o With documentation of        o Accumulator(R)
TSA**       Accumulator(R) Elite(SM)       $5,000 (initial)              employer or plan approval,     No additional contribu-
            Accumulator(R) Select(SM)                                    and limited to pre-tax         tions may be made after
            20 through 85                o Accumulator(R) Plus(SM)       funds, direct plan-to-plan     attainment of age 86, or,
                                           Accumulator(R) Elite(SM)      transfers from another         if later, the first contract
            Accumulator(R) Plus(SM)        $10,000 (initial)             403(b) plan or contract        date anniversary.*
            20 through 80                                                exchanges from another
                                         o Accumulator(R) Select(SM)     403(b) contract under the    o Accumulator(R) Plus(SM)
                                           $25,000 (initial)             same plan.                     No additional rollover or
                                                                                                        direct contributions after
                                         o The Accumulator(R) Series   o With documentation of          attainment of age 81 or,
                                           $500 (additional)             employer or plan approval,     if later, the first contract
                                                                         and limited to pre-tax         date anniversary.*
                                                                         funds, eligible rollover
                                                                         distributions from other     o Accumulator(R) Elite(SM)
                                                                         403(b) plans, qualified        No rollover or direct trans-
                                                                         plans, governmental            fer contributions after
                                                                         employer 457(b) plans or       attainment of age 87.*
                                                                         traditional IRAs.
                                                                                                      o Accumulator(R) Select(SM)
                                                                                                        No additional rollover or
                                                                                                        direct transfer contribu-
                                                                                                        tions after attainment of
                                                                                                        age 86 or, if later, the
                                                                                                        first contract date
                                                                                                        anniversary.*

                                                                                                      o Contributions after age
                                                                                                        70-1/2 must be net of any
                                                                                                        required minimum distri-
                                                                                                        butions.

                                                                                                      o We do not accept employer-
                                                                                                        remitted contributions.

                                                                                                      o We do not accept after-tax
                                                                                                        contributions, including
                                                                                                        designated Roth contribu-
                                                                                                        tions.
See Appendix IX later in this Prospectus for a discussion of TSA contracts.
------------------------------------------------------------------------------------------------------------------------------------


20 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE
                  FOR OWNER
 CONTRACT         AND ANNUITANT          MINIMUM
 TYPE             ISSUE AGES             CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
QP                Accumulator(R)         o Accumulator(R)             o Only transfer contributions o A separate QP contract must
(Accumulator(R),  Accumulator(R)           Accumulator(R) Elite(SM)     from other investments        be established for each plan
Accumulator(R)    Elite(SM)                $5,000 (initial)             within an existing defined    participant.
Plus(SM) and      20 through 75                                         contribution qualified plan
Accumulator(R)                           o Accumulator(R) Plus(SM)      trust.                      o We do not accept regular
Elite(SM)         Accumulator(R)           $10,000 (initial)                                          ongoing payroll contribu-
contracts         Plus(SM)                                            o The plan must be qualified    tions or contributions
only)             20 through 70          o The Accumulator(R) Series    under Section 401(a) of the   directly from the employer.
                                           $500 (additional)            Internal Revenue Code.
                                                                                                    o Only one additional transfer
                                                                      o For 401(k) plans, trans-      contribution may be made
                                                                        ferred contributions may      during a contract year.
                                                                        not include any after-tax
                                                                        contributions, including    o No additional transfer con-
                                                                        designated Roth contribu-     tributions after participant's
                                                                        tions.                        attainment of age 76 (age
                                                                                                      71 under Accumulator(R)
                                                                                                      Plus(SM) contracts) or, if
                                                                                                      later, the first contract date
                                                                                                      anniversary.

                                                                                                    o Contributions after age 70-1/2
                                                                                                      must be net of any required
                                                                                                      minimum distributions.

                                                                                                    o We do not accept contribu-
                                                                                                      tions from defined benefit
                                                                                                      plans.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 21
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
------------------------------------------------------------------------------------------------------------------------------------
                  AVAILABLE
                  FOR OWNER
 CONTRACT         AND ANNUITANT          MINIMUM
 TYPE             ISSUE AGES             CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS       LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Flexible          20 through 70          o $4,000 (initial)           o Regular traditional IRA     o No regular IRA contributions
Premium IRA                                                             contributions.                in the calendar year you turn
(Accumulator(R)                          o $50 (additional)                                           age 70-1/2 and thereafter.
contracts only)                                                       o Additional catch-up
                                         o $50 monthly or quarterly     contributions.              o Regular contributions may
                                           under our automatic in-                                    not exceed $5,000.
                                           vestment program           o Eligible rollover distri-
                                           (additional)                 butions from 403(b) plans,  o Additional catch-up contri-
                                                                        qualified plans, and          butions of up to $1,000 per
                                                                        governmental employer         calendar year where the
                                                                        457(b) plans.                 owner is at least age 50 but
                                                                                                      under age 70-1/2 at any time
                                                                      o Rollovers from another        during the calendar year for
                                                                        traditional individual        which the contribution is
                                                                        retirement arrangement.       made.

                                                                      o Direct custodian-to-        o Although we accept rollover
                                                                        custodian transfers from      and direct transfer contribu-
                                                                        another traditional indi-     tions under the Flexible
                                                                        vidual retirement             Premium contract, we intend
                                                                        arrangement.                  that the contract be used for
                                                                                                      ongoing regular contributions.

                                                                                                    o Rollover and direct transfer
                                                                                                      contributions may be made
                                                                                                      up to attainment of age
                                                                                                      86.*

                                                                                                    o Rollover and direct transfer
                                                                                                      contributions after age 70-1/2
                                                                                                      must be net of required
                                                                                                      minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------

22 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
                    AVAILABLE
                    FOR OWNER
 CONTRACT           AND ANNUITANT        MINIMUM
 TYPE               ISSUE AGES           CONTRIBUTIONS                SOURCE OF CONTRIBUTIONS        LIMITATIONS ON CONTRIBUTIONS(+)
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium    20 through 85        o $4,000 (initial)           o Regular Roth IRA contribu-   o No additional contributions
Roth IRA                                                                tions.                         may be made after the
(Accumulator(R)                          o $50 (additional)                                            attainment of age 86, or, if
contracts only)                                                       o Additional catch-up contri-    later, the first contract
                                         o $50 monthly or quarterly     butions.                       date anniversary
                                           under our automatic
                                           investment program         o Rollovers from another       o Contributions are subject to
                                           (additional)                 Roth IRA.                      income limits and other tax
                                                                                                       rules.
                                                                      o Rollovers from a "desig-
                                                                        nated Roth contribution      o Regular Roth IRA contribu-
                                                                        account" under a 401(k)        tions may not exceed
                                                                        plan or 403(b) plan.           $5,000.

                                                                      o Conversion rollovers from    o Additional catch-up contri-
                                                                        a traditional IRA or other     butions of up to $1,000 per
                                                                        eligible retirement plan.      calendar year where the
                                                                                                       owner is at least age 50 at
                                                                      o Direct transfers from          any time during the calendar
                                                                        another Roth IRA.              year for which the contribu-
                                                                                                       tion is made.

                                                                                                     o Although we accept rollover
                                                                                                       and direct transfer contribu-
                                                                                                       tions under the Flexible
                                                                                                       Premium Roth IRA contract,
                                                                                                       we intend that the contract
                                                                                                       be used for ongoing regular
                                                                                                       Roth IRA contributions.
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA          0-70              o Accumulator(R)             o Direct custodian-to-        o Any additional contributions
Beneficiary                                $5,000 (initial)             custodian transfers of        must be from the same type
Continuation                                                            your interest as a death      of IRA of the same deceased
Contract (tradi-                         o Accumulator(R) Elite(SM)     beneficiary of the            owner.
tional IRA or                              $10,000 (initial)            deceased owner's tradi-
Roth IRA)                                                               tional individual retire-   o Non-spousal beneficiary
(Accumulator(R),                         o Accumulator(R) Select(SM)    ment arrangement or Roth      direct rollover contributions
Accumulator(R)                             $25,000 (initial)            IRA to an IRA of the same     from qualified plans, 403(b)
Elite(SM) and                                                           type.                         plans and governmental
Accumulator(R)                           o The Accumulator(R) Series                                  employer 457(b) plans may
Select(SM)                                 $1,000 (additional)                                        be made to an Inherited IRA
contracts                                                                                             contract under specified
only)                                                                                                 circumstances.
------------------------------------------------------------------------------------------------------------------------------------


+ Additional contributions may not be permitted under certain conditions in your state. Please see Appendix VII later in this Prospectus to see if additional contributions are permitted in your state. If you are participating in a Principal guarantee benefit, contributions will only be permitted for the first six months after the contract is issued and no further contributions will be permitted for the life of the contract. For the Guaranteed withdrawal benefit for life option, additional contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date you make your first withdrawal.


*  Please see Appendix VII later in this Prospectus for state variations.

** May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Series Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract).

See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


                                               Contract features and benefits 23
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OWNER AND ANNUITANT REQUIREMENTS


Under NQ contracts, the annuitant can be different from the owner. We do not permit partnerships or limited liability corporations to be owners of the Accumulator(R) Select(SM) contract. We also reserve the right to prohibit the availability of the Accumulator(R) Select(SM) contract to other non-natural owners. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.


Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

For the Spousal continuation feature to apply, the spouses must either be joint owners, or, for Single life contracts, the surviving spouse must be the sole primary beneficiary. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules. Certain same-sex spouses or civil union partners may not be eligible for tax benefits under federal law and in some circumstances will be required to take post-death distributions that dilute or eliminate the value of the contractual benefit.


Accumulator(R) Plus(SM) and Accumulator(R) Select(SM) contracts are not available for purchase by Charitable Remainder Trusts.


In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act in your state.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II at the end of this Prospectus for more information on QP contracts.

Certain benefits under your contract, as described later in this Prospectus, are based on the age of the owner. If the owner of the contract is not a natural person, these benefits will be based on the age of the annuitant. If the contract is jointly owned and GWBL has not been elected, benefits are based on the age of the older joint owner. In this Prospectus, when we use the term "owner", we intend this to be a reference to the annuitant if the contract has a non-natural owner. If GWBL is elected, the terms "owner" and "successor owner" are intended to be references to annuitant and joint annuitant, respectively, if the contract has a non-natural owner. We do not permit joint annuitants unless you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, and the contract is owned by a non-natural owner. Under QP contracts, all benefits are based on the age of the annuitant.


PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)

If you are purchasing the contract to fund a charitable remainder trust and elect either the Guaranteed minimum income benefit ("GMIB") or the Guaranteed withdrawal benefit for life ("GWBL"), or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) Series contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) Series contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB, GWBL and/or the enhanced death benefit base and/or greater than the Guaranteed annual withdrawal amount under GWBL. See the discussion of these benefits later in this section.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept initial and additional contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12 month period beginning on your contract date and each 12 month period after that date is a "contract year."
The end of each 12 month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

Your initial contribution must generally be accompanied by a completed application and any other form we need to process the payments. If any information is missing or unclear, we will hold the contribution, whether received via check or wire, in a non-interest bearing suspense account while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the


24  Contract features and benefits
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required information. The contribution will be applied as of the date we receive the missing information.

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?


You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging. If you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the following variable investment options: the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio ("permitted variable investment options").


If you elect the 125% Principal guarantee benefit, your investment options will be limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio.

Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions and allocations to any of the variable investment options and to limit the number of variable investment options which you may elect.


                                              Contract features and benefits  25
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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risk associated with certain guaranteed features, including those optional benefits that restrict allocations to the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B
SHARES                                                                                       INVESTMENT MANAGER (OR SUB-ADVISER(S),
PORTFOLIO NAME                  OBJECTIVE                                                    AS APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION       Seeks long-term capital appreciation.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION     Seeks a high level of current income.                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS           Seeks current income and growth of capital, with a            o AXA Equitable
 ALLOCATION                     greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION         Seeks long-term capital appreciation and current income.      o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS               Seeks long-term capital appreciation and current income,      o AXA Equitable
 ALLOCATION                     with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE         Seeks long-term growth of capital.                            o AllianceBernstein L.P.
 EQUITY
                                                                                              o AXA Equitable

                                                                                              o ClearBridge Advisors, LLC

                                                                                              o Legg Mason Capital Management, Inc.

                                                                                              o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND          Seeks a balance of high current income and capital            o BlackRock Financial Management,
                                appreciation, consistent with a prudent level of risk.          Inc.

                                                                                              o Pacific Investment Management
                                                                                                Company LLC

                                                                                              o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL      Seeks long-term growth of capital.                            o AllianceBernstein L.P.
 EQUITY
                                                                                              o AXA Equitable

                                                                                              o BlackRock Investment Management,
                                                                                                LLC

                                                                                              o J.P.Morgan Investment Management
                                                                                                Inc.

                                                                                              o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o AllianceBernstein L.P.
 CORE EQUITY
                                                                                o AXA Equitable

                                                                                o Janus Capital Management LLC

                                                                                o Thornburg Investment Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o Goodman & Co. NY Ltd.
 GROWTH*
                                                                                o SSgA Funds Management, Inc.

                                                                                o T. Rowe Price Associates, Inc.

                                                                                o Westfield Capital Management Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP             Seeks long-term growth of capital.           o AllianceBernstein L.P.
 VALUE
                                                                                o AXA Equitable

                                                                                o Institutional Capital LLC

                                                                                o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP               Seeks long-term growth of capital.           o AllianceBernstein L.P.
 GROWTH
                                                                                o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisers, Inc.

                                                                                o Wellington Management Company, LLP

------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE         Seeks long-term growth of capital.           o AXA Equitable

                                                                                o AXA Rosenberg Investment Management LLC

                                                                                o BlackRock Investment Management, LLC

                                                                                o Tradewinds Global Investors, LLC

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR          Seeks high total return through a            o Pacific Investment Management Company LLC
 BOND                              combination of current income and
                                   capital appreciation.                        o Post Advisory Group, LLC

                                                                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP             Seeks long-term growth of capital.           o AXA Equitable
 GROWTH
                                                                                o BlackRock Investment Management, LLC

                                                                                o Eagle Asset Management, Inc.

                                                                                o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP             Seeks long-term growth of capital.           o AXA Equitable
 VALUE
                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisory Services, LLC

                                                                                o Pacific Global Investment Management
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27

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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST -- CLASS B
SHARES                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY            Seeks long-term growth of capital.            o AXA Equitable

                                                                                 o RCM Capital Management LLC

                                                                                 o SSgA Funds Management, Inc.

                                                                                 o Wellington Management Company, LLP


------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                           INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                     OBJECTIVE                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN               Seeks to achieve long-term growth of          o AllianceBernstein L.P.
 INTERNATIONAL                     capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL         Seeks to achieve long-term growth of          o AllianceBernstein L.P.
 CAP GROWTH                        capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP          Seeks to achieve long-term total return.      o AXA Equitable
 VALUE CORE
                                                                                 o BlackRock Investment Management, LLC

                                                                                 o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE           Seeks to achieve capital appreciation and     o BlackRock Investment Management, LLC
 EQUITY                            secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL         Seeks to provide current income and long-     o BlackRock Investment Management, LLC
 VALUE                             term growth of income, accompanied by
                                   growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY          Seeks a combination of growth and income      o Boston Advisors, LLC
 INCOME                            to achieve an above-average and consistent
                                   total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY                Seeks to achieve long-term capital            o Bridgeway Capital Management, Inc.
 RESPONSIBLE                       appreciation.
                                                                                 o Calvert Asset Management Company, Inc.

------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH         Seeks to achieve long-term growth of          o Capital Guardian Trust Company
                                   capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN                Seeks to achieve long-term growth of          o Capital Guardian Trust Company
 RESEARCH                          capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX              Seeks to achieve a total return before        o AllianceBernstein L.P.
                                   expenses that approximates the total return
                                   performance of the Russell 3000 Index,
                                   including reinvestment of dividends, at a
                                   risk level consistent with that of the
                                   Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX                 Seeks to achieve a total return before        o SSgA Funds Management, Inc.
                                   expenses that approximates the total return
                                   performance of the Barclays Capital U.S.
                                   Aggregate Bond Index, including reinvest-
                                   ment of dividends, at a risk level con-
                                   sistent with that of the Barclays Capital
                                   U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE          Seeks to achieve long-term growth of          o Davis Selected Advisors, L.P.
                                   capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX                Seeks to achieve a total return before        o AllianceBernstein L.P.
                                   expenses that approximates the total return
                                   performance of the S&P 500 Index, including
                                   reinvestment of dividends, at a risk level
                                   consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS              Seeks to achieve long-term growth of          o AXA Equitable
                                   capital.
                                                                                 o BlackRock Capital Management, Inc.

                                                                                 o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


28 Contract features and benefits
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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  OBJECTIVE                                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED       Seeks to maximize income while maintaining      o AXA Equitable
                                prospects for capital appreciation.
                                                                                o BlackRock Investment Management, LLC

                                                                                o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON           Primarily seeks capital appreciation and        o AXA Equitable
 ALLOCATION                     secondarily seeks income.


------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND            Seeks to achieve capital appreciation.          o GAMCO Asset Management, Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY          Seeks to maximize capital appreciation.         o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS             Seeks to achieve capital growth and current     o AXA Equitable
                                income.
                                                                                o BlackRock Investment Management, LLC

                                                                                o First International Advisors, LLC

                                                                                o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR          Seeks to achieve long-term capital              o AXA Equitable
 EQUITY                         appreciation.
                                                                                o BlackRock Investment Management, LLC

                                                                                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT      Seeks to achieve a total return before          o SSgA Funds Management, Inc.
 BOND INDEX                     expenses that approximates the total return
                                performance of the Barclays Capital
                                Intermediate U.S. Government Bond Index,
                                including reinvestment of dividends, at a
                                risk level consistent with that of the
                                Barclays Capital Intermediate U.S. Govern-
                                ment Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS      Seeks to achieve long-term growth of capital.   o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Hirayama Investments, LLC

                                                                                o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH         Seeks to achieve capital appreciation.          o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE               Seeks to achieve long-term capital              o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES                  appreciation.


------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS          Seeks to achieve long-term growth of capital    o AXA Equitable
                                with a secondary objective to seek reasonable
                                current income. For purposes of this Port-      o BlackRock Investment Management, LLC
                                folio, the words "reasonable current income"
                                mean moderate income.                           o Institutional Capital LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX       Seeks to achieve a total return before ex-      o AllianceBernstein L.P.
                                penses that approximates the total return
                                performance of the Russell 1000 Growth Index,
                                including reinvestment of dividends at a
                                risk level consistent with that of the
                                Russell 1000 Growth Index.


------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS        Seeks to provide long-term capital growth.      o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 29

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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  OBJECTIVE                                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX        Seeks to achieve a total return before          o SSgA Funds Management, Inc.
                                expenses that approximates the total
                                return performance of the Russell 1000
                                Value Index, including reinvestment of
                                dividends, at a risk level consistent
                                with that of the Russell 1000 Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS         Seeks to achieve long-term growth of capital.   o AllianceBernstein L.P.

                                                                                o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND       Seeks to achieve capital appreciation and       o Lord, Abbett & Co. LLC
 INCOME                         growth of income without excessive fluctua-
                                tion in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP        Seeks to achieve capital appreciation and       o Lord, Abbett & Co. LLC
 CORE                           growth of income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX                Seeks to achieve a total return before          o SSgA Funds Management, Inc.
                                expenses that approximates the total return
                                performance of the S&P Mid Cap 400 Index,
                                including reinvestment of dividends, at a
                                risk level consistent with that of the S&P
                                Mid Cap 400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS           Seeks to achieve long-term capital              o AXA Equitable
                                appreciation.
                                                                                o BlackRock Investment Management, LLC

                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                 Seeks to obtain a high level of current         o The Dreyfus Corporation
                                income, preserve its assets and maintain
                                liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL            Seeks to achieve capital appreciation.          o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP       Seeks to achieve capital growth.                o Morgan Stanley Investment Management Inc.
 GROWTH**
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY      Seeks to achieve capital appreciation, which    o AXA Equitable
                                may occasionally be short-term, and second-
                                arily, income.                                  o BlackRock Investment Management, LLC

                                                                                o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL           Seeks to achieve capital appreciation.          o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND       Seeks to generate a return in excess of         o Pacific Investment Management Company,
                                traditional money market products while           LLC
                                maintaining an emphasis on preservation
                                of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS            Seeks to achieve high current income con-       o AllianceBernstein L.P.
                                sistent with moderate risk to capital.
                                                                                o AXA Equitable

                                                                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX          Seeks to replicate as closely as possible       o AllianceBernstein L.P.
                                (before the deduction of Portfolio expenses)
                                the total return of the Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH         Seeks to achieve long-term capital              o T. Rowe Price Associates, Inc.
 STOCK                          appreciation and secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------


30 Contract features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST -- CLASS IB
SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                  OBJECTIVE                                       APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY      Seeks to achieve long-term capital growth.      o AXA Equitable

                                                                                o BlackRock Investment Management, LLC

                                                                                o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME        Seeks to achieve total return through capital   o UBS Global Asset Management
                                appreciation with income as a secondary           (Americas) Inc.
                                consideration.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK          Seeks to achieve capital growth and income.     o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE        Seeks to achieve long-term capital growth.      o Wells Capital Management, Inc.
 OMEGA GROWTH***
------------------------------------------------------------------------------------------------------------------------------------



* Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


                                               Contract features and benefits 31
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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1) the minimum interest rate guaranteed over the life of the contract,

(2) the yearly guaranteed interest rate for the calendar year, and

(3) the current interest rate.


We set current interest rates periodically based upon our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges (if applicable under your Accumulator(R) Series contract) and any optional benefit charges. See Appendix VII later in this Prospectus for state variations.

Depending on the state where your contract is issued, your lifetime minimum rate ranges from 1.00% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.25%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.

Generally, contributions and transfers into and out of the guaranteed interest option are limited. See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers to and from the guaranteed interest option.



FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than twelve different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option, based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VII later in this Prospectus to see if fixed maturity options are available in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for owner and annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you apply for an Accumulator(R) Series contract, a 60-day rate lock-in will apply from the date the application is signed. Any contributions received and designated for a fixed maturity option during this period will receive the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever is greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.


YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed below in "Allocating your contributions" would apply:


(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b) withdraw the maturity value (for all contracts except Accumulator(R) Select(SM), there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 16, 2010, the next available maturity date was February 16, 2017. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.


MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value


32  Contract features and benefits
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adjustment, positive or negative, resulting from a withdrawal or transfer
(including a deduction for charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)  the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.


ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(This section only applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts.)


The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you select will be shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.

ALLOCATING YOUR CONTRIBUTIONS

You may choose between self-directed and dollar cost averaging to allocate your contributions under your contract. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-see Appendix VII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, no more than 25% of any contribution may be allocated to the guaranteed interest option. The total of your allocations into all available investment options must equal 100%. We reserve the right to restrict allocations to any variable investment option. If an owner or annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options or the guaranteed interest option.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. The special dollar cost averaging program is only available to Accumulator(R) and Accumulator(R)


                                              Contract features and benefits  33
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Elite(SM) contract owners. Under the program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

You may have your account value transferred to any of the variable investment options available under your contract. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program is selected at the time of application to purchase the Accumulator(R) Series contract, a 60 day rate lock will apply from the date of application. Any contribution(s) received during this 60 day period will be credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period has ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) Series contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. Please see Appendix VII for more information on state availability or certain restrictions in your state.

You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.

If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.

If you are participating in a Principal guarantee benefit, the general dollar cost averaging program is not available.

If you elect the Guaranteed withdrawal benefit for life, general dollar cost averaging is not available.

12 MONTH DOLLAR COST AVERAGING PROGRAM. The 12 month dollar cost averaging program is only available to Accumulator(R) Select(SM) contract owners. You may dollar cost average from the EQ/Money Market option into any of the other variable investment options. You may elect to participate in the 12 month dollar cost averaging program at any time subject to the age limitation on contributions described earlier in this Prospectus. Contributions into the account for 12 month dollar cost averaging may not be transfers from other investment options. You must allocate your entire initial contribution into the EQ/Money Market option if you are selecting the 12 month dollar cost averaging program at application to purchase an Accumulator(R) Select(SM) contract; thereafter, initial allocations to any new 12 month dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time. We will transfer your value in the EQ/Money Market option into the other variable investment options that you select over the next 12 months or such other period we may offer. Once the time period then in effect has run, you


34  Contract features and benefits
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may then select to participate in the dollar cost averaging program for an additional time period. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made.

Currently, the transfer date will be the same day of the month as the contract date, but not later than the 28th. For a 12 month dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the 12 month dollar cost averaging program, but not later than the 28th of the month. All amounts will be transferred out by the end of the time period then in effect. Under this program we will not deduct the mortality and expense risks, administrative, and distribution charges from assets in the EQ/Money Market option.

You may not transfer amounts to the EQ/Money Market option established for this program that are not part of the 12 month dollar cost averaging program. The only amounts that should be transferred from the EQ/Money Market option are your regularly scheduled transfers to the other variable investment options. If you request to transfer or withdraw any other amounts from the EQ/Money Market option, we will transfer all of the value that you have remaining in the account for 12 month dollar cost averaging to the investment options according to the allocation percentages we have on file for you. You may ask us to cancel your participation at any time.

You may not participate in the 12 month dollar cost averaging program if you elect the Guaranteed withdrawal benefit for life or a Principal guarantee benefit.


INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging (available in Accumulator(R) and Accumulator(R) Elite(SM) contracts only), the fixed dollar option does not offer enhanced rates. Also, this option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. Only the permitted variable investment options are available if you elect the Guaranteed withdrawal benefit for life or the 100% Principal guarantee benefit. Only the AXA Moderate Allocation Portfolio is available if you elect the 125% Principal guarantee benefit. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                      ----------------------------------

You may not participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program, you may participate in any of the dollar cost averaging programs except general dollar cost averaging, and for Accumulator(R) Select(SM) contract owners, the 12 month dollar cost averaging program. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in all states. See Appendix VII later in this Prospectus for more information on state availability.


CREDITS (for Accumulator(R) Plus(SM) contracts only)


A credit will also be allocated to your account value at the same time that we allocate your contribution. Credits are allocated to the same investment options based on the same percentages used to allocate your contributions.We do not include credits in calculating any of your benefit bases under the contract, except to the extent that any credits are part of your account value, which is used to calculate the Annual Ratchet benefit bases or a Roll-up benefit base reset.


The amount of the credit will be 4%, 4.5% or 5% of each contribution based on the following breakpoints and rules:


                                              Contract features and benefits  35
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
--------------------------------------------------------------
                                         CREDIT PERCENTAGE
 FIRST YEAR TOTAL CONTRIBUTIONS              APPLIED TO
          BREAKPOINTS                       CONTRIBUTIONS
--------------------------------------------------------------
Less than $500,000                               4%
--------------------------------------------------------------
$500,000-$999,999.99                            4.5%
--------------------------------------------------------------
$1 million or more                               5%
--------------------------------------------------------------

The percentage of the credit is based on your total first year contributions. If you purchase a Principal guarantee benefit, you may not make additional contributions after the first six months. This credit percentage will be credited to your initial contribution and each additional contribution made in the first contract year (after adjustment as described below), as well as those in the second and later contract years. The credit will apply to additional contributions only to the extent that the sum of that contribution and prior contributions to which no credit was applied exceeds the total withdrawals made from the contract since the issue date.


For example, assume you make an initial contribution of $100,000 to your contract and your account value is credited with $4,000 (4% x $100,000). After that, you decide to withdraw $7,000 from your contract. Later, you make a subsequent contribution of $3,000. You receive no credit on your $3,000 contribution since it does not exceed your total withdrawals ($7,000). Further assume that you make another subsequent contribution of $10,000. At that time, your account value will be credited with $240 [4% x (10,000 + 3,000 - 7,000)].


Although the credit, as adjusted at the end of the first contract year, will be based upon first year total contributions, the following rules affect the percentage with which contributions made in the first contract year are credited during the first contract year:

o Indication of intent: If you indicate in the application at the time you purchase your contract an intention to make additional contributions to meet one of the breakpoints (the "Expected First Year Contribution Amount") and your initial contribution is at least 50% of the Expected First Year Contribution Amount, your credit percentage will be as follows:

   o For any contributions resulting in total contributions to date less than or equal to your Expected First Year Contribution Amount, the credit percentage will be the percentage that applies to the Expected First Year Contribution Amount based on the table above.

   o For any subsequent contribution that results in your total contri butions to date exceeding your Expected First Year Contribution Amount, such that the credit percentage should have been higher, we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

   o If at the end of the first contract year your total contributions were lower than your Expected First Year Contribution Amount such that the credit applied should have been lower, we will recover any Excess Credit. The Excess Credit is equal to the difference between the credit that was actually applied based on your Expected First Year Contribution Amount (as applicable) and the credit that should have been applied based on first year total contributions.

   o The "Indication of intent" approach to first year contributions is not available in all states. Please see Appendix VII later in this Prospectus for information on state availability.

o  No indication of intent:

   o For your initial contribution (if available in your state) we will apply the credit percentage based upon the above table.

   o For any subsequent contribution that results in a higher appli cable credit percentage (based on total contributions to date), we will increase the credit percentage applied to that contribution, as well as any prior or subsequent contributions made in the first contract year, accordingly.

In addition to the recovery of any Excess Credit, we will recover all of the credit or a portion of the credit in the following situations:

o If you exercise your right to cancel the contract, we will recover the entire credit made to your contract (see "Your right to cancel within a certain number of days" later in this Prospectus).

o If you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.


o If the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution to which a credit was applied, we will recover the amount of such credit. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.


We will recover any credit on a pro rata basis from the value in your variable investment options and guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in order of the earliest maturing date(s). A market value adjustment may apply to withdrawals from the fixed maturity options.

We do not consider credits to be contributions for purposes of any discussion in this Prospectus. Credits are also not considered to be part of your investment in the contract for tax purposes.

We use a portion of the mortality and expense risks charge and withdrawal charge to help recover our cost of providing the credit. See "Charges and expenses" later in this Prospectus. The charge associated with the credit may, over time, exceed the sum of the credit and any related earnings. You should consider this possibility before purchasing the contract.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.


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The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and any enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o  your initial contribution and any additional contributions to the contract;
   less


o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


6% ROLL-UP TO AGE 85 (USED FOR THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

o  your initial contribution and any additional contributions to the contract;
   plus

o  daily roll-up; less


o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


The effective annual roll-up rate credited to this benefit base is:


o 6% with respect to the variable investment options (other than EQ/Intermediate Government Bond Index and EQ/Money Market, the account for special dollar cost averaging (Accumulator(R) and Accumulator(R) Elite(SM) contracts only) and monies allocated to the 12 month dollar cost averaging program (Accumulator(R) Select(SM) contracts only); the effective annual rate may be 4% in some states. Please see Appendix VII later in this Prospectus to see what applies in your state; and

o 3% with respect to the EQ/Intermediate Government Bond Index, EQ/Money Market, the fixed maturity options, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).


The benefit base stops rolling up on the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday. For contracts with non-natural owners, the benefit base stops rolling up on the contract date anniversary following the annuitant's 85th birthday.


ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).


If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits"in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. At any time after a withdrawal, your benefit base is equal to the greater of either:


o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).

For contracts with non-natural owners, the last contract date anniversary a ratchet could occur is based on the annuitant's age.



GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above, on each contract date anniversary. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.



                                              Contract features and benefits  37
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In Washington a different roll-up rate applies to the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit. See Appendix VII later in this Prospectus.


GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary until the contract date anniversary following age 75, if your contract has an annual reset. If your contract has a five year reset, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any 5th or later contract date anniversary until the contract date anniversary following age 75. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.


We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to request a reset. At any time, you may choose one of the three available reset methods: one-time reset option, automatic annual reset program or automatic customized reset program.


--------------------------------------------------------------------------------
ONE-TIME RESET OPTION - resets your Roll-Up benefit base on a single contract date anniversary.

AUTOMATIC ANNUAL RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary you are eligible for a reset.

AUTOMATIC CUSTOMIZED RESET PROGRAM - automatically resets your Roll-Up benefit base on each contract date anniversary, if eligible, for the period you designate.
--------------------------------------------------------------------------------


If your request to reset your Roll-Up benefit base is received at our processing office more than 30 days after your contract date anniversary, your Roll-Up benefit base will reset on the next contract date anniversary if you are eligible for a reset.

One-time reset requests will be processed as follows:

(i) if your request is received within 30 days following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, as of that contract date anniversary. If your benefit base was not eligible for a reset on that contract date anniversary, your one-time reset request will be terminated;

(ii) if your request is received outside the 30 day period following your contract date anniversary, your Roll-Up benefit base will be reset, if eligible, on the next contract date anniversary. If your benefit base is not eligible for a reset, your one-time reset request will be terminated.

Once your one-time reset request is terminated, you must submit a new request in order to reset your benefit base.


If you wish to cancel your elected reset program, your request must be received by our processing office at least 30 days prior to your contract date anniversary to terminate your reset program for such contract date anniversary. Cancellation requests received after this window will be applied the following year. A reset cannot be cancelled after it has occurred. For more information, see "How to reach us" earlier in this Prospectus. Each time you reset the Roll-Up benefit base, your Roll-Up benefit base will not be eligible for another reset until the next contract date anniversary or for five years, depending upon the reset period available under your contract. Please see Appendix VIII later in this Prospectus for more information on the reset feature available under your contract. If after your death your spouse continues the contract and your contract has an annual reset, the benefit base will be eligible to be reset on each contract date anniversary, if applicable. However, if your contract has a five year reset, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is the contract date anniversary following owner (or older joint owner, if applicable) age 75. For contracts with non-natural owners, reset eligibility is based on the annuitant's age.

It is important to note that once you have reset your Roll-Up benefit base, a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.


If you are a traditional IRA, TSA or QP contract owner, before you reset your Roll-Up benefit base, please consider the effect of the 10-year exercise waiting period on your requirement to take lifetime required minimum distributions with respect to the contract. If you must begin taking lifetime required minimum distributions during the 10-year waiting period, you may want to consider taking the annual lifetime required minimum distribution calculated for the contract from another permissible contract or funding vehicle. If you withdraw the lifetime required minimum distribution from the contract, and the required minimum distribution is more than 6% of the reset benefit base, the withdrawal would cause a pro-rata reduction in the benefit base. Alternatively, resetting the benefit base to a larger amount would make it less likely that the required minimum distributions would exceed the 6% threshold. See "Lifetime required minimum distribution withdrawals" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" in "Accessing your money." Also, see "Required minimum distributions" under "Individual retirement arrangements (IRAs)" in "Tax information" and Appendix II -- "Purchase considerations for QP Contracts" as well as Appendix IX -- "Tax-sheltered annuity contracts (TSAs)" later in this Prospectus.


The Roll-Up benefit base for both the "Greater of" enhanced death benefit and the Guaranteed minimum income benefit are reset simul-


38  Contract features and benefits
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taneously when you request a Roll-Up benefit base reset. You cannot elect a
Roll-Up benefit base reset for one benefit and not the other.


ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit and annuity payout options. The Guaranteed minimum income benefit is discussed in "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus.

Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the owner's (and any joint owner's) age and sex in certain instances. Your contract may specify different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options.


GUARANTEED MINIMUM INCOME BENEFIT OPTION

The Guaranteed minimum income benefit is available if the owner is age 20 through 75 at the time the contract is issued. If the contract is jointly owned, the Guaranteed minimum income benefit will be calculated on the basis of the older owner's age. There is an additional charge for the Guaranteed minimum income benefit which is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you are purchasing the contract as an Inherited IRA or if you elect a Principal guarantee benefit or the Guaranteed withdrawal benefit for life, the Guaranteed minimum income benefit is not available. If you are using the contract to fund a charitable remainder trust (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only), you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. For IRA, QP and Rollover TSA contracts, owners over age 60 at contract issue should consider the impact of the minimum distributions required by tax law in relation to the withdrawal limitations under the Guaranteed minimum income benefit. See "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" later in this Prospectus.

If you elect the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the owner's age, as follows:

---------------------------------------------
             LEVEL PAYMENTS
---------------------------------------------
                        PERIOD CERTAIN YEARS
      OWNER'S        ------------------------
  AGE AT EXERCISE       IRAS            NQ
---------------------------------------------
   75 and younger        10             10
         76               9             10
         77               8             10
         78               7             10
         79               7             10
         80               7             10
         81               7              9
         82               7              8
         83               7              7
         84               6              6
         85               5              5
---------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining (if applicable under your Accumulator(R) Series contract), to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.

Before you elect the Guaranteed minimum income benefit, you should consider the fact that it provides a form of insurance and is based on


                                              Contract features and benefits  39
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conservative actuarial factors. For certain contracts, the guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.


GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". In general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days), the Guaranteed minimum income benefit will be exercised automatically, based on the owner's (or older joint owner's, if applicable) current age and benefit base, as follows:


o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

o If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received in the first 90 days);

o Upon the contract date anniversary following the owner (or older joint owner, if applicable) reaching age 85.

Please note that if you participate in our Automatic RMD service, an automatic withdrawal under that program will not cause the no lapse guarantee to terminate even if a withdrawal causes your total contract year withdrawals to exceed 6% of your Roll-Up benefit base.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male owner age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond Index, EQ/Money Market, the guaranteed interest option, the fixed maturity options or the loan reserve account under Rollover TSA contracts.


----------------------------------------------------------------
                     GUARANTEED         GUARANTEED MINI-
                   MINIMUM INCOME       MUM INCOME BENEFIT
                  BENEFIT -- ANNUAL      -- ANNUAL INCOME
                 INCOME PAYABLE FOR    PAYABLE FOR LIFE (FOR
   CONTRACT     LIFE (FOR CONTRACTS     CONTRACTS WITH THE
     DATE        WITH THE FIVE YEAR     ANNUAL ROLL-UP BEN-
  ANNIVERSARY   ROLL-UP BENEFIT BASE      EFIT BASE RESET
  AT EXERCISE      RESET FEATURE)            FEATURE).
----------------------------------------------------------------
      10            $11,891                  $10,065

      15            $18,597                  $15,266
----------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information, within 30 days following your contract date anniversary in order to exercise this benefit. Upon exercise of the Guaranteed minimum income benefit, the owner will become the annuitant, and the contract will be annuitized on the basis of the owner's life. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. Eligibility to exercise the Guaranteed minimum income benefit is based on the owner's (or older joint owner's, if applicable) age as follows:

o If you were at least age 20 and no older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If you were at least age 45 and no older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after age 60.

o If you were at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

40  Contract features and benefits
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   (i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your 85th birthday;

  (ii) if you were age 75 when the contract was issued or the Roll-Up benefit base was reset, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following your attainment of age 85;


 (iii) for Accumulator(R) Series QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) Series QP contract into an Accumulator(R) Series Rollover IRA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, a rollover into an IRA will not be effected and payments will be made directly to the trustee;



  (iv) for Accumulator(R) Series Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Series Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;


   (v) if you reset the Roll-Up benefit base (as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

  (vi) a spouse beneficiary or younger spouse joint owner under Spousal continuation may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original owner could have exercised the benefit. In addition, the spouse beneficiary or younger spouse joint owner must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The spouse beneficiary or younger spouse joint owner's age on the date of the owner's death replaces the owner's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules;

 (vii) if the contract is jointly owned, you can elect to have the Guaranteed minimum income benefit paid either: (a) as a joint life benefit, or (b) as a single life benefit paid on the basis of the older owner's age; and

(viii) if the contract is owned by a trust or other non-natural person, eligibility to elect or exercise the Guaranteed minimum income benefit is based on the annuitant's age, rather than the owner's.

See "Effect of the owner's death" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

This section does not apply if you elect GWBL. For information about the GWBL death benefits and benefit bases, see "Guaranteed withdrawal benefit for life ("GWBL")" later in this section.

Your contract provides a standard death benefit. If you do not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for any withdrawals (and any associated withdrawal charges, if applicable under your Accumulator(R) Series contract). The standard death benefit is the only death benefit available for owners (or older joint owners, if applicable) ages 76 through 85 at issue (ages 76 through 80 at issue for Accumulator(R) Plus(SM) contracts). Once your contract is issued, you may not change or voluntarily terminate your death benefit.

If you elect one of the enhanced death benefits (not including the GWBL Enhanced death benefit), the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, information and forms necessary to effect payment, or your elected enhanced death benefit on the date of the owner's (or older joint owner's, if applicable) death, adjusted for any subsequent withdrawals (and associated withdrawal charges, if applicable under your Accumulator(R) Series contract), whichever provides the higher amount. See "Payment of death benefit" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.

If you elect one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. For contracts with non-natural owners, the death benefit will be payable upon the death of the annuitant. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


                                              Contract features and benefits  41
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For Accumulator(R) Plus(SM) contracts, if the owner (or older joint owner, if applicable) dies during the one-year period following our receipt of a contribution, the account value used to calculate the applicable guaranteed minimum death benefit will not reflect any credits applied in the one-year period prior to death. For Joint life GWBL contracts, we will only recover the credit if the second owner dies within the one-year period following a contribution.

OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR OWNER (OR OLDER JOINT OWNER, IF APPLICABLE) AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE OF INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS (20 THROUGH 70 AT ISSUE FOR ACCUMULATOR(R) PLUS(SM) QP CONTRACTS). FOR CONTRACTS WITH NON-NATURAL OWNERS, THE AVAILABLE DEATH BENEFITS ARE BASED ON THE ANNUITANT'S AGE. SEE "HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT" IN "CONTRACT FEATURES AND BENEFITS" EARLIER IN THIS PROSPECTUS.


Subject to state availability, you may elect one of the following enhanced death benefits (see Appendix VII later in this Prospectus for state availability of these benefits):

o  ANNUAL RATCHET TO AGE 85.

o  THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

Please see both "Insufficient account value" in "Determining your contract's value" and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


EARNINGS ENHANCEMENT BENEFIT

Subject to state and contract availability, if you are purchasing a contract under which the Earnings enhancement benefit is available, you may elect the benefit at the time you purchase your contract (see Appendix VII later in this Prospectus for state availability of these benefits). The Earnings enhancement benefit provides an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of electing to purchase the Earnings enhancement benefit in an NQ, IRA or Rollover TSA contract. Once you purchase the Earnings enhancement benefit, you may not voluntarily terminate the feature. If you elect the Guaranteed withdrawal benefit for life, the Earnings enhancement benefit is not available.

If you elect the Earnings enhancement benefit described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the owner (or older joint owner, if applicable) is 70 or younger when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is 70 or younger when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 40% of:

the greater of:

o  the account value, or

o  any applicable death benefit

decreased by:

o  total net contributions


For purposes of calculating your Earnings enhancement benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the spouse beneficiary or younger spouse joint owner not continued the contract plus any subsequent contributions) adjusted for each withdrawal that exceeds your Earnings enhancement benefit earnings. "Net contributions" are reduced by the amount of that excess. Earnings enhancement benefit earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal, and (b) is the net contributions as adjusted by any prior withdrawals (for Accumulator(R) Plus(SM) contracts, credit amounts are not included in "net contributions"); and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of death.

For Accumulator(R) Plus(SM) contracts, for purposes of calculating your Earnings enhancement benefit, if any contributions are made in the one-year period prior to death of the owner (or older joint owner, if applicable), the account value will not include any credits applied in the one-year period prior to death.


If the owner (or older joint owner, if applicable) is age 71 through 75 when we issue your contract (or if the spouse beneficiary or younger spouse joint owner is between the ages of 71 and 75 when he or she becomes the successor owner and the Earnings enhancement benefit had been elected at issue), the additional death benefit will be 25% of:


the greater of:


o  the account value, or

o  any applicable death benefit

decreased by:

o  total net contributions


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The value of the Earnings enhancement benefit is frozen on the first contract date anniversary after the owner (or older joint owner, if applicable) turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For contracts with non-natural owners, your eligibility to elect the Earnings enhancement benefit will be based on the annuitant's age.

For an example of how the Earnings enhancement benefit is calculated, please see Appendix VI.

For contracts continued under Spousal continuation upon the death of the spouse (or older spouse, in the case of jointly owned contracts), the account value will be increased by the value of the Earnings enhancement benefit as of the date we receive due proof of death. The benefit will then be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. The spouse may also take the death benefit (increased by the Earnings enhancement benefit) in a lump sum. See "Spousal continuation" in "Payment of death benefit" later in this Prospectus for more information.

The Earnings enhancement benefit must be elected when the contract is first issued. Neither the owner nor the successor owner can add it after the contract has been issued. Ask your financial professional or see Appendix VII later in this Prospectus to see if this feature is available in your state.

GUARANTEED WITHDRAWAL BENEFIT FOR LIFE ("GWBL")

For an additional charge, the Guaranteed withdrawal benefit for life ("GWBL") guarantees that you can take withdrawals up to a maximum amount per year (your "Guaranteed annual withdrawal amount"). GWBL is only available at issue. This benefit is not available at issue ages younger than 45. GWBL is not available if you have elected the Guaranteed minimum income benefit, the Earnings enhancement benefit or one of our Principal guarantee benefits described later in this Prospectus. You may elect one of our automated payment plans or you may take partial withdrawals. All withdrawals reduce your account value and Guaranteed minimum death benefit. See "Accessing your money" later in this Prospectus for more information.

If you elect the GWBL, your investment options will be limited to the permitted variable investment options, the guaranteed interest option and the account for special dollar cost averaging (for Accumulator(R) and Accumulator(R) Elite(SM) contracts only). Please note that the 12 month dollar cost averaging program (for Accumulator(R) Select(SM) contracts only) and our general dollar cost averaging program are not available if you elect the GWBL, but the investment simplifier program is available if you elect the GWBL. See "What are your investment options under the contract?" earlier in this section.

You may buy this benefit on a single life ("Single Life") or a joint life ("Joint Life") basis. Under a Joint Life contract, lifetime withdrawals are guaranteed for the life of both the owner and successor owner (or annuitant and joint annuitant, as applicable).

For Joint Life contracts, a successor owner may be named at contract issue only. The successor owner must be the owner's spouse. If you and the successor owner are no longer married, you may either: (i) drop the original successor owner or (ii) replace the original successor owner with your new spouse. This can only be done before the first withdrawal is made from the contract. After the first withdrawal, the successor owner can be dropped but cannot be replaced. If the successor owner is dropped after withdrawals begin, the charge will continue based on a Joint Life basis. For NQ contracts, you have the option to designate the successor owner as a joint owner.

For Joint Life contracts owned by a non-natural owner, a joint annuitant may be named at contract issue only. The annuitant and joint annuitant must be spouses. If the annuitant and joint annuitant are no longer married, you may either: (i) drop the joint annuitant or (ii) replace the original joint annuitant with the annuitant's new spouse. This can only be done before the first withdrawal. After the first withdrawal, the joint annuitant may be dropped but cannot be replaced. If the joint annuitant is dropped after withdrawals begin, the charge continues based on a Joint Life basis. Joint annuitants are not permitted under any other contracts.

This benefit is not available under an Inherited IRA contract. Joint Life QP and TSA contracts are not permitted in connection with this benefit. If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed withdrawal benefit for life. See "Owner and annuitant requirements" earlier in this section.

The cost of the GWBL benefit will be deducted from your account value on each contract date anniversary. Please see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus for a description of the charge.

You should not purchase this benefit if:

o You plan to take withdrawals in excess of your Guaranteed annual withdrawal amount because those withdrawals may significantly reduce or eliminate the value of the benefit (see "Effect of Excess withdrawals" below in this section);

o You are not interested in taking withdrawals prior to the contract's maturity date;

o You are using the contract to fund a Rollover TSA or QP contract where withdrawal restrictions will apply; or

o You plan to use it for withdrawals prior to age 59-1/2, as the taxable amount of the withdrawal will be includible in income and subject to an additional 10% federal income tax penalty, as discussed later in this Prospectus.

The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not


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entitled to the favorable tax treatment accorded spouses under federal tax law.
As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, the GWBL will have little or no value to the surviving same-gender spouse or partner. You should consult with your tax adviser for more information on this subject.

For traditional IRAs, TSA and QP contracts, you may take your lifetime required minimum distributions ("RMDs") without losing the value of the GWBL benefit, provided you comply with the conditions described under "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus, including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, this benefit may have limited usefulness for you and you should consider whether it is appropriate. Please consult your tax adviser.


GWBL BENEFIT BASE

At issue, your GWBL benefit base is equal to your initial contribution and will increase or decrease, as follows:

o  Your GWBL benefit base increases by any subsequent contributions.

o Your GWBL benefit base may be increased on each contract date anniversary, as described below under "Annual Ratchet" and "5% deferral bonus."

o Your GWBL benefit base is not reduced by withdrawals except those withdrawals that cause total withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount ("Excess withdrawal"). See "Effect of Excess withdrawals" below in this section.


GUARANTEED ANNUAL WITHDRAWAL AMOUNT

Your initial Guaranteed annual withdrawal amount is equal to a percentage of the GWBL benefit base. The initial applicable percentage ("Applicable percentage") is based on the owner's age at the time of the first withdrawal. For Joint Life contracts, the initial Applicable percentage is based on the age of the owner or successor owner, whoever is younger at the time of the first withdrawal. For contracts held by non-natural owners, the initial Applicable percentage is based on either the annuitant's age or on the younger annuitant's age, if applicable, at the time of the first withdrawal. If your GWBL benefit base ratchets, as described below in this section under "Annual Ratchet," on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. The Applicable percentages are as follows:

------------------------------------------
AGE                APPLICABLE PERCENTAGE
------------------------------------------
45-64                      4.0%
65-74                      5.0%
75-84                      6.0%
85 and older               7.0%
------------------------------------------

We will recalculate the Guaranteed annual withdrawal amount on each contract date anniversary and as of the date of any subsequent contribution or Excess withdrawal, as described below under "Effect of Excess withdrawals" and "Subsequent contributions." The withdrawal amount is guaranteed never to decrease as long as there are no Excess withdrawals.

Your Guaranteed annual withdrawals are not cumulative. If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable under your Accumulator(R) Series contract, is waived for withdrawals up to the Guaranteed annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF EXCESS WITHDRAWALS

An Excess withdrawal is caused when you withdraw more than your Guaranteed annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, the entire amount of that withdrawal and each subsequent withdrawal in that contract year are considered Excess withdrawals.

An Excess withdrawal can cause a significant reduction in both your GWBL benefit base and your Guaranteed annual withdrawal amount. If you make an Excess withdrawal, we will recalculate your GWBL benefit base and the Guaranteed annual withdrawal amount, as follows:

o The GWBL benefit base is reset as of the date of the Excess withdrawal to equal the lesser of: (i) the GWBL benefit base immediately prior to the Excess withdrawal, and (ii) the account value immediately following the Excess withdrawal.

o The Guaranteed annual withdrawal amount is recalculated to equal the Applicable percentage multiplied by the reset GWBL benefit base.

You should not purchase the contract if you plan to take withdrawals in excess of your Guaranteed annual withdrawal amount as such withdrawals may significantly reduce or eliminate the value of the GWBL benefit. If your account value is less than your GWBL benefit base (due, for example, to negative market performance), an Excess withdrawal, even one that is only slightly more than your Guaranteed annual withdrawal amount, can significantly reduce your GWBL benefit base and the Guaranteed annual withdrawal amount.

For example, assume your GWBL benefit base is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 65. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. Since your GWBL benefit base is immediately reset to equal the lesser of your GWBL benefit base prior to the Excess withdrawal ($100,000) and your account value immediately following the Excess withdrawal ($80,000 minus $8,000), your GWBL benefit base is now $72,000. In addition, your Guaranteed annual withdrawal amount is reduced to $3,600 (5.0% of $72,000), instead of the original $5,000. See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.


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Withdrawal charges, if applicable under your Accumulator(R) Series contract, are applied to the amount of the withdrawal that exceeds the greater of (i) the Guaranteed annual withdrawal amount or (ii) the 10% free withdrawal amount. A withdrawal charge would not be applied in the example above since the $8,000 withdrawal (equal to 10% of the contract's account value as of the beginning of the contract year) falls within the 10% free withdrawal amount. Under the example above, additional withdrawals during the same contract year could result in a further reduction of the GWBL benefit base and the Guaranteed annual withdrawal amount, as well as an application of withdrawal charges, if applicable. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.

You should note that an Excess withdrawal that reduces your account value to zero terminates the contract, including all benefits, without value. See "Insufficient account value" in "Determining your contract's value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA, QP or TSA and participate in our Automatic RMD service, an automatic withdrawal under that program will not cause an Excess withdrawal, even if it exceeds your Guaranteed annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus. Loans are not available under Rollover TSA contracts if GWBL is elected.


ANNUAL RATCHET

Your GWBL benefit base is recalculated on each contract date anniversary to equal the greater of: (i) the account value and (ii) the most recent GWBL benefit base. If your account value is greater, we will ratchet up your GWBL benefit base to equal your account value. If your GWBL benefit base ratchets on any contract date anniversary after you begin taking withdrawals, your Applicable percentage may increase based on your attained age at the time of the ratchet. Your Guaranteed annual withdrawal amount will also be increased, if applicable, to equal your Applicable percentage times your new GWBL benefit base.

If your GWBL benefit base ratchets, we may increase the charge for the benefit. Once we increase the charge, it is increased for the life of the contract. We will permit you to opt out of the ratchet if the charge increases. If you choose to opt out, your charge will stay the same but your GWBL benefit base will no longer ratchet. Upon request, we will permit you to accept a GWBL benefit base ratchet with the charge increase on a subsequent contract date anniversary. For a description of the charge increase, see "Guaranteed withdrawal benefit for life benefit charge" in "Charges and expenses" later in this Prospectus.


5% DEFERRAL BONUS

At no additional charge, during the first ten contract years, in each year you have not taken a withdrawal, we will increase your GWBL benefit base by an amount equal to 5% of your total contributions. If the Annual Ratchet (as discussed immediately above) occurs on any contract date anniversary, for the next and subsequent contract years, the bonus will be 5% of the most recent ratcheted GWBL benefit base plus any subsequent contributions. If the GWBL benefit base is reduced due to an Excess withdrawal, the 5% deferral bonus will be calculated using the reset GWBL benefit base plus any applicable contributions. The deferral bonus generally excludes contributions made in the prior 12 months. In the first contract year, the deferral bonus is determined using all contributions received in the first 90 days of the contract year.

On any contract date anniversary on which you are eligible for a bonus, we will calculate the applicable bonus amount. If, when added to the current GWBL benefit base, the amount is greater than your account value, that amount will become your new GWBL benefit base. If that amount is less than or equal to your account value, your GWBL benefit base will be ratcheted to equal your account value, and the 5% deferral bonus will not apply. If you opt out of the Annual Ratchet (as discussed immediately above), the 5% deferral bonus will still apply.


SUBSEQUENT CONTRIBUTIONS

Subsequent contributions are not permitted after the later of: (i) the end of the first contract year, and (ii) the date the first withdrawal is taken.

Anytime you make an additional contribution, your GWBL benefit base will be increased by the amount of the contribution. Your Guaranteed annual withdrawal amount will be equal to the Applicable percentage of the increased GWBL benefit base.


GWBL GUARANTEED MINIMUM DEATH BENEFIT

There are two guaranteed minimum death benefits available if you elect the GWBL option: (i) the GWBL Standard death benefit, which is available at no additional charge for owner issue ages 45-85 (issue ages 45-80 for Accumulator(R) Plus(SM) contracts), and (ii) the GWBL Enhanced death benefit, which is available for an additional charge for owner issue ages 45-75. Please see Appendix VII later in this Prospectus to see if these guaranteed death benefits are available in your state.

The GWBL Standard death benefit is equal to the GWBL Standard death benefit base. The GWBL Standard death benefit base is equal to your initial contribution and any additional contributions less a deduction that reflects any withdrawals you make (see "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus).

The GWBL Enhanced death benefit is equal to the GWBL Enhanced death benefit base.

Your initial GWBL Enhanced death benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWBL Enhanced death benefit base increases by any subsequent contribution;

o Your GWBL Enhanced death benefit base increases to equal your account value if your GWBL benefit base is ratcheted, as described above in this section;

o Your GWBL Enhanced death benefit base increases by any 5% deferral bonus, as described above in this section; and

o Your GWBL Enhanced death benefit base decreases by an amount which reflects any withdrawals you make.

See "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.


                                              Contract features and benefits  45
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The death benefit is equal to your account value (adjusted for any pro rata optional benefit charges) as of the date we receive satisfactory proof of death, any required instructions for method of payment, information and forms necessary to effect payment or the applicable GWBL Guaranteed minimum death benefit on the date of the owner's death (adjusted for any subsequent withdrawals and associated withdrawal charges, if applicable), whichever provides a higher amount. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.


EFFECT OF YOUR ACCOUNT VALUE FALLING TO ZERO

If your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no further payments or benefits. If an Excess withdrawal results in a withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero.

However, if your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, please note the following:

o Your Accumulator(R) Series contract terminates and you will receive a supplementary life annuity contract setting forth your continuing benefits. The owner of the Accumulator(R) Series contract will be the owner and annuitant. The successor owner, if applicable, will be the joint annuitant. If the owner is non-natural, the annuitant and joint annuitant, if applicable, will be the same as under your Accumulator(R) Series contract.

o  No subsequent contributions will be permitted.

o If you were taking withdrawals through the "Maximum payment plan," we will continue the scheduled withdrawal payments on the same basis.

o If you were taking withdrawals through the "Customized payment plan" or in unscheduled partial withdrawals, we will pay the balance of the Guaranteed annual withdrawal amount for that contract year in a lump sum. Payment of the Guaranteed annual withdrawal amount will begin on the next contract date anniversary.

o Payments will continue at the same frequency for Single or Joint Life contracts, as applicable, or annually if automatic payments were not being made.

o Any guaranteed minimum death benefit remaining under the original contract will be carried over to the supplementary life annuity contract. The death benefit will no longer grow and will be reduced on a dollar for dollar basis as payments are made. If there is any remaining death benefit upon the death of the owner and successor owner, if applicable, we will pay it to the beneficiary.

o The charge for the Guaranteed withdrawal benefit for life and the GWBL Enhanced death benefit will no longer apply.

o If at the time of your death the Guaranteed annual withdrawal amount was being paid to you as a supplementary life annuity contract, your beneficiary may not elect the Beneficiary continuation option.

OTHER IMPORTANT CONSIDERATIONS

o This benefit is not appropriate if you do not intend to take withdrawals prior to annuitization.

o Amounts withdrawn in excess of your Guaranteed annual withdrawal amount may be subject to a withdrawal charge, if applicable under your Accumulator(R) Series contract, as described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year. Excess withdrawals can significantly reduce or completely eliminate the value of the GWBL and GWBL Enhanced death benefit. See "Effect of Excess withdrawals" above in this section and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o Withdrawals are not considered as annuity payments for tax purposes, and may be subject to an additional 10% Federal income tax penalty if they are taken before age 59=1/2. See "Tax information" later in this Prospectus.

o All withdrawals reduce your account value and Guaranteed minimum death benefit. See "How withdrawals are taken from your account value" and "How withdrawals affect your Guaranteed minimum death benefit" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the Guaranteed annual withdrawal amount in any contract year, you may not add the remainder to your Guaranteed annual withdrawal amount in any subsequent year.

o The GWBL benefit terminates if the contract is continued under the beneficiary continuation option or under the Spousal continuation feature if the spouse is not the successor owner.

o If you surrender your contract to receive its cash value and your cash value is greater than your Guaranteed annual withdrawal amount, all benefits under the contract will terminate, including the GWBL benefit.

o If you transfer ownership of the contract, you terminate the GWBL benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

o Withdrawals are available under other annuity contracts we offer and the contract without purchasing a withdrawal benefit.

o For IRA, QP and TSA contracts, if you have to take a required minimum distribution ("RMD") and it is your first withdrawal under the contract, the RMD will be considered your "first withdrawal" for the purposes of establishing your GWBL Applicable percentage.

o If you elect GWBL on a Joint Life basis and subsequently get divorced, your divorce will not automatically terminate the contract. For both Joint Life and Single Life contracts, it is possible that the terms of your divorce decree could significantly reduce or completely eliminate the value of this benefit. Any withdrawal made for the purpose of creating another contract for your ex-spouse will reduce the benefit base(s) as described in "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" later in this Prospectus, even if pursuant to a divorce decree.


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o  The Federal Defense of Marriage Act precludes same-sex married couples, domestic partners, and civil union partners from being considered married under federal law. Such individuals, therefore, are not entitled to the favorable tax treatment accorded spouses under federal tax law. As a result, mandatory distributions from the contract must be made after the death of the first individual. Accordingly, a Joint life GWBL will have little or no value to the surviving same-sex spouse or partner. You should consult with your tax adviser for more information on this subject.


PRINCIPAL GUARANTEE BENEFITS

We offer two 10-year Principal guarantee benefits at an additional charge: the 100% Principal guarantee benefit and the 125% Principal guarantee benefit. You may only elect one Principal guarantee benefit ("PGB").


100% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 100% Principal guarantee benefit is equal to your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.


Under the 100% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the permitted variable investment options. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.



125% PRINCIPAL GUARANTEE BENEFIT. The guaranteed amount under the 125% Principal guarantee benefit is equal to 125% of your initial contribution and additional permitted contributions, adjusted for withdrawals. For
Accumulator(R) Plus(SM) contracts, the guaranteed amount does not include any credits allocated to your contract.


Under the 125% Principal guarantee benefit, your investment options are limited to the guaranteed interest option, the account for special dollar cost averaging and the AXA Moderate Allocation Portfolio. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

Under both Principal guarantee benefits, if, on the 10th contract date anniversary (or later if you've exercised a reset as explained below) ("benefit maturity date"), your account value is less than the guaranteed amount, we will increase your account value to equal the applicable guaranteed amount. Any such additional amounts added to your account value will be allocated pursuant to the allocation instructions for additional contributions we have on file. After the benefit maturity date, the guarantee will terminate.

You have the option to reset (within 30 days following each applicable contract date anniversary) the guaranteed amount to the account value or 125% of the account value, as applicable, as of your fifth and later contract date anniversaries. If you exercise this option, you are eligible for another reset on each fifth and later contract date anniversary after the last reset up to the contract date anniversary following an owner's 85th birthday (an owner's 80th birthday under Accumulator(R) Plus(SM) contracts). If you elect to reset the guaranteed amount, your benefit maturity date will be extended to be the 10th contract date anniversary after the anniversary on which you reset the guaranteed amount. This extension applies each time you reset the guaranteed amount.

Neither PGB is available under Inherited IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts. If you elect either PGB, you may not elect the Guaranteed minimum income benefit, the Guaranteed withdrawal benefit for life, the systematic withdrawals option or the substantially equal withdrawals option. Also, for Accumulator(R) Select(SM) contracts, the 12 month dollar cost averaging program is not available if you elect one of the PGB options. If you purchase a PGB, you may not make additional contributions to your contract after six months from the contract issue date.

If you are using your Accumulator(R) or Accumulator(R) Elite(SM) contract to fund a charitable remainder trust, you will have to take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your Principal guarantee benefit. See "Owner and annuitant requirements" earlier in this section.

If you are planning to take required minimum distributions from the contract, this benefit may not be appropriate. See "Tax information" later in this Prospectus. If you elect a PGB and change ownership of the contract, your PGB will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Once you purchase a PGB, you may not voluntarily terminate this benefit. Your PGB will terminate if the contract terminates before the benefit maturity date, as defined below. If you die before the benefit maturity date and the contract continues, we will continue the PGB only if the contract can continue through the benefit maturity date. If the contract cannot so continue, we will terminate your PGB and the charge. See "Non-spousal joint owner contract continuation" in "Payment of death benefit" later in this Prospectus. The PGB will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a charge for the Principal guarantee benefits (see "Charges and expenses" later in this Prospectus). You should note that the purchase of a PGB is not appropriate if you want to make additional contributions to your contract beyond the first six months after your contract is issued.

The purchase of a PGB is also not appropriate if you plan on terminating your contract before the benefit maturity date. The purchase of a PGB may not be appropriate if you plan on taking withdrawals from your contract before the benefit maturity date. Withdrawals from your contract before the benefit maturity date reduce the guaranteed amount under a PGB on a pro rata basis. You should also note that if you intend to allocate a large percentage of your contributions to the guaranteed interest option, the purchase of a PGB may not be appropriate because of the guarantees already provided by this option at no additional charge. Please note that loans (applicable to TSA contracts only) are not permitted under either PGB.


                                              Contract features and benefits  47
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INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


(For Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts only)


The contract is available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the Inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not be available in all states. Please speak with your financial professional for further information.

The Inherited IRA beneficiary continuation contract can only be purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the Inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries will be treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the Inherited IRA beneficiary continuation contract.

The Inherited IRA beneficiary continuation contract can be purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the Inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but can elect to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.

o The beneficiary of the original IRA will be the annuitant under the Inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust will be the annuitant.

o An Inherited IRA beneficiary continuation contract is not available for owners over age 70.


o The initial contribution must be a direct transfer from the deceased owner's original IRA and is subject to minimum contribution amounts. See "How you can contribute to your contract" earlier in this section.


o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.

o  You may make transfers among the investment options.


o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


o The Guaranteed minimum income benefit, Spousal continuation, the special and 12 month dollar cost averaging programs (if available), automatic investment program, Principal guarantee benefits, the Guaranteed withdrawal benefit for life and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges (if applicable under your Accumulator(R) Series contract) will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.


If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations


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may apply. Please contact your financial professional and/or see Appendix VII to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options through the date we receive your contract, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states, however, require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.


For Accumulator(R) Plus(SM) contract owners, please note that you will forfeit the credit by exercising this right of cancellation.


We may require that you wait six months before you may apply for a contract with us again if:

o  you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

If you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.


In addition to the cancellation right described above, you have the right to surrender your contract, rather than cancel it. Please see "Surrendering your contract to receive its cash value," later in this Prospectus. Surrendering your contract may yield results different than canceling your contract, including a greater potential for taxable income. In some cases, your cash value upon surrender may be greater than your contributions to the contract. Please see "Tax information" later in this Prospectus.



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2. Determining your contract's value

--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging (applies to Accumulator(R) and Accumulator(R) Elite(SM) contracts only); and (v) the loan reserve account (applies to Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as any optional benefit charges; (ii) any applicable withdrawal charges (not applicable to Accumulator(R) Select(SM) contracts); and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option, less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:


(i) increased to reflect additional contributions (plus the credit for Accumulator(R) Plus(SM) contracts);


(ii) decreased to reflect a withdrawal (plus withdrawal charges if applicable under your Accumulator(R) Series contract);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, Principal guarantee benefits, Guaranteed withdrawal benefit for life and/or Earnings enhancement benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

(For Accumulator(R) and Accumulator(R) Elite(SM) contracts only)


Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.



INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VII later in this Prospectus for any state variations with regard to terminating your contract.


GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE. In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


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PRINCIPAL GUARANTEE BENEFITS. If you take no withdrawals, and your account value is insufficient to pay charges, we will not terminate your contract if you are participating in a PGB. Your contract will remain in force and we will pay your guaranteed amount at the benefit maturity date.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. If you elect the Guaranteed withdrawal benefit for life and your account value falls to zero due to an Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary life annuity contract, even if your GWBL benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not an Excess withdrawal or due to a deduction of charges, the benefit will still have value. See "Contract features and benefits" earlier in this Prospectus.


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3. Transferring your money among investment options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3%.

o For Accumulator(R) Select(SM) contract owners, you may not transfer any amount to the 12 month dollar cost averaging program.

o If an owner or annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If an owner or annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment.

o For Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contract owners, a transfer into the guaranteed interest option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity account value as of the previous business day.

Some states may have additional transfer restrictions. Please see Appendix VII later in this Prospectus.

In addition, we reserve the right to restrict transfers into and among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option and interest sweep option dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies


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tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


REBALANCING YOUR ACCOUNT VALUE

We currently offer two rebalancing programs that you can use to automatically reallocate your account value among your investment options. Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

   (a) the percentage you want invested in each investment option (whole percentages only), and

   (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be


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made online through Online Account Access. See "How to reach us" in "Who is AXA
Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.

If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer into or out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging or, in the case of Accumulator(R) Select(SM) contract owners, 12 month dollar cost averaging.

If you elect a benefit that limits your variable investment options, those limitations will also apply to the rebalancing programs.


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4. Accessing your money

--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table.

Please see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus and "How withdrawals affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Principal guarantee benefits" and "How withdrawals affect your GWBL and GWBL Guaranteed minimum death benefit" below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



--------------------------------------------------------------------------------------
                                       METHOD OF WITHDRAWAL
                  --------------------------------------------------------------------
                   AUTOMATIC                                              LIFETIME
                    PAYMENT                                  PRE-AGE     REQUIRED
                     PLANS                                   59-1/2        MINIMUM
                     (GWBL                               SUBSTANTIALLY   DISTRIBU-
 CONTRACT(+)         ONLY)       PARTIAL    SYSTEMATIC       EQUAL         TION
--------------------------------------------------------------------------------------
NQ                    Yes         Yes          Yes             No           No
--------------------------------------------------------------------------------------
Rollover IRA          Yes         Yes          Yes            Yes          Yes
--------------------------------------------------------------------------------------
Flexible
 Premium IRA          Yes         Yes          Yes            Yes          Yes
--------------------------------------------------------------------------------------
Roth Conversion
 IRA                  Yes         Yes          Yes            Yes           No
--------------------------------------------------------------------------------------
Flexible
 Premium Roth
 IRA                  Yes         Yes          Yes            Yes           No
--------------------------------------------------------------------------------------
Inherited IRA         No          Yes           No             No           *
--------------------------------------------------------------------------------------
QP**                  Yes         Yes           No             No          Yes
--------------------------------------------------------------------------------------
Rollover
 TSA***               Yes         Yes          Yes             No          Yes
--------------------------------------------------------------------------------------

+ Please note that not all contract types are available under the Accumulator(R) Series of contracts.

* The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.

** All payments are made to the trust as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


*** Employer or plan approval required for all transactions. Your ability to take with drawals or loans from, or surrender your TSA contract may be limited. See Appendix IX -- "Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.


AUTOMATIC PAYMENT PLANS
(For contracts with GWBL only)

You may take automatic withdrawals under either the Maximum payment plan or the Customized payment plan, as described below. Under either plan, you may take withdrawals on a monthly, quarterly or annual basis. You may change the payment frequency of your withdrawals at any time, and the change will become effective on the next contract date anniversary.

You may elect either the Maximum payment plan or the Customized payment plan at any time. You must wait at least 28 days from contract issue before automatic payments begin. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month.


MAXIMUM PAYMENT PLAN. Our Maximum payment plan provides for the withdrawal of the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will increase following any Annual Ratchet or 5% deferral bonus.

If you elect the Maximum payment plan and start monthly or quarterly payments after the beginning of a contract year, the payments you take that year will be less than your Guaranteed annual withdrawal amount.

If you take a partial withdrawal while the Maximum payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


CUSTOMIZED PAYMENT PLAN. Our Customized payment plan provides for the withdrawal of a fixed amount not greater than the Guaranteed annual withdrawal amount in scheduled payments. The amount of the withdrawal will not be increased following any Annual Ratchet or 5% deferral bonus. You must elect to change the scheduled payment amount.

It is important to note that if you elect the Customized payment plan and start monthly or quarterly withdrawals after the beginning of a contract year, you could select scheduled payment amounts that would cause an Excess withdrawal. If your selected scheduled payment would cause an Excess withdrawal, we will notify you. As discussed earlier in the Prospectus, Excess withdrawals may significantly reduce the value of the Guaranteed withdrawal benefit for life benefit. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you take a partial withdrawal while the Customized payment plan is in effect, we will terminate the plan. You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

For all contracts except Accumulator(R) Select(SM), partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount. For more information, see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus. Under


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Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.

Any request for a partial withdrawal will terminate your participation in either the Maximum payment plan or Customized payment plan, if applicable.

SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10.0% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election.


If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

For all contracts except Accumulator(R) Select(SM), systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. Also, systematic withdrawals are not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.

SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if applicable under your Accumulator(R) Series contract). Once you begin to take substantially equal withdrawals, you should not (i) stop them;
(ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

For all contracts except Accumulator(R) Select(SM), substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Also, the substantially equal withdrawal program is not available if you have elected a Principal guarantee benefit or the Guaranteed withdrawal benefit for life.



LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" and Appendix IX later in this Prospectus)


We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply (if appli-


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cable under your Accumulator(R) Series contract). Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans, TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix IX later in this Prospectus.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix IX later in this Prospectus for your specific type of retirement arrangement.


--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------


We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.


FOR CONTRACTS WITH GWBL. Generally, if you elect our automatic RMD service, any lifetime required minimum distribution payment we make to you under our automatic RMD service will not be treated as an Excess withdrawal.

If you elect either the Maximum payment plan or the Customized payment plan AND our automatic RMD service, we will make an extra payment, if necessary, on December 1st that will equal your lifetime required minimum distribution less all payments made through November 30th and any scheduled December payment. The combined automatic plan payments and lifetime required minimum distribution payment will not be treated as Excess withdrawals, if applicable. However, if you take any partial withdrawals in addition to your lifetime required minimum distribution and automatic payment plan payments, your applicable automatic payment plan will be terminated. The partial withdrawals may cause an Excess withdrawal and may be subject to a withdrawal charge (if applicable under your Accumulator(R) Series contract). You may enroll in the plan again at any time, but the scheduled payments will not resume until the next contract date anniversary. Further, your GWBL benefit base and Guaranteed annual withdrawal amount may be reduced. See "Effect of Excess withdrawals" in "Contract features and benefits" earlier in this Prospectus.

If you elect our automatic RMD service and elect to take your Guaranteed annual withdrawal amount in partial withdrawals without electing one of our available automatic payment plans, we will make a payment, if necessary, on December 1st that will equal your required minimum distribution less all withdrawals made through November 30th. If prior to December 1st you make a partial withdrawal that exceeds your Guaranteed annual withdrawal amount, but not your RMD amount, that partial withdrawal will be treated as an Excess withdrawal, as well as any subsequent partial withdrawals made during the same contract year. However, if by December 1st your withdrawals have not exceeded your RMD amount, the RMD payment we make to you will not be treated as an Excess withdrawal.


FOR CONTRACTS WITH THE GUARANTEED MINIMUM INCOME BENEFIT. The no lapse guarantee will not be terminated if a required minimum distribution payment using our automatic RMD service causes your cumulative withdrawals in the contract year to exceed 6% of the Roll- Up benefit base (as of the beginning of the contract year or in the first contract year, all contributions received within the first 90 days).

Owners of tax-qualified contracts (IRA, TSA and QP) generally should not reset the Roll-Up benefit base if lifetime required minimum distributions must begin before the end of the new exercise waiting period. See "Guaranteed minimum death benefit/Guaranteed minimum income benefit Roll-Up benefit base reset" in "Contract features and benefits" earlier in this Prospectus.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If there is insufficient value or no value in the variable investment options and the guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options in the order of the earliest maturity date(s) first. For Accumulator(R)and Accumulator(R) Elite(SM) contracts only, if the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. A market value adjustment will apply to withdrawals from the fixed maturity options.


You may choose to have your Customized payment plan scheduled payments, your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled payments or withdrawals will be processed on a pro rata basis on the business day you initially elected.


HOW WITHDRAWALS AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND PRINCIPAL GUARANTEE BENEFITS

In general, withdrawals (including RMDs) will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that


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we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).


For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


With respect to the Guaranteed minimum income benefit and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges, if applicable) will reduce each of the benefits' 6% Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% or less of the 6% Roll-Up benefit base on the contract issue date or the most recent contract date anniversary, if later. For this purpose, in the first contract year, all contributions received in the first 90 days after contract issue will be considered to have been received on the first day of the contract year. In subsequent contract years, additional contributions made during a contract year do not affect the amount of the withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% of the benefit base on the most recent anniversary, that entire withdrawal (including
RMDs) and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.


HOW WITHDRAWALS AFFECT YOUR GWBL AND GWBL GUARANTEED MINIMUM DEATH BENEFIT

Your GWBL benefit base is not reduced by withdrawals until a withdrawal causes cumulative withdrawals in a contract year to exceed the Guaranteed annual withdrawal amount. Withdrawals that exceed the Guaranteed annual withdrawal amount, however, can significantly reduce your GWBL benefit base and Guaranteed annual withdrawal amount. For more information, see "Effect of Excess withdrawals" and "Other important considerations" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.

Your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a dollar-for-dollar basis up to the Guaranteed annual withdrawal amount. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your Guaranteed annual withdrawal amount, however, your GWBL Standard death benefit base and GWBL Enhanced death benefit base are reduced on a pro rata basis. If the reduced GWBL Enhanced death benefit base is greater than your account value (after the Excess withdrawal), we will further reduce your GWBL Enhanced death benefit base to equal your account value.


For purposes of calculating your GWBL and GWBL Guaranteed minimum death benefit amount, the amount of the Excess withdrawal will include the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information on calculation of the charge, see "Withdrawal charge" later in the Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.



WITHDRAWALS TREATED AS SURRENDERS

If you request to withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. In addition, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. The rules in the preceding sentence do not apply if the Guaranteed minimum income benefit no lapse guarantee is in effect on your contract. See "Surrendering your contract to receive its cash value" below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is an Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to an Excess withdrawal. In other words, if you take an Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWBL benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus. Please also see "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service" or if you elect the GWBL option or a PGB.

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

o  It exceeds limits of federal income tax rules;

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o  Interest and principal are not paid when due; or

o  In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan, including any accrued but unpaid loan interest, will be deducted from the death benefit amount).


A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see "Tax information" later in this Prospectus for general rules applicable to loans as well as Appendix IX for a discussion of TSA contracts.


Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the "loan reserve account." Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment may apply. For Accumulator(R) and Accumulator(R) Elite(SM) contracts only, if such fixed maturity amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging.


For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records. For Accumulator(R) Plus(SM) contracts, loan repayments are not considered contributions and therefore are not eligible for additional credits.



SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while an owner is living (or for contracts with non-natural owners, while the annuitant is living) and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.


All benefits under the contract will terminate as of the date we receive the required information, including the Guaranteed withdrawal benefit for life (if applicable), if your cash value is greater than your Guaranteed annual withdrawal amount remaining that year. If your cash value is not greater than your Guaranteed annual withdrawal amount remaining that year, then you will receive a supplementary life annuity contract. For more information, please see "Effect of your account value falling to zero" in "Contract features and benefits" earlier in this Prospectus. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect, the benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Insufficient account value" in "Determining your contract's value" and "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus.


You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge, if applicable) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, the fixed maturity options and the account for special


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dollar cost averaging (other than for death benefits) for up to six months while you are living. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery or wire transfer service at your expense.

YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as those in the Accumulator(R) Series provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) Series contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) Series contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.


Your Accumulator(R) Series contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VII later in this Prospectus for variations that may apply in your state.

You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the owner's and annuitant's ages at contract issue. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect the Guaranteed withdrawal benefit for life and choose to annuitize your contract before the maturity date, the Guaranteed withdrawal benefit for life will terminate without value even if your GWBL benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under GWBL. See "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus for further information.


--------------------------------------------------------------------------------
Fixed annuity payout options                 Life annuity
                                             Life annuity with period certain
                                             Life annuity with refund certain
                                             Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity                   Life annuity
   payout options                            Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options             Life annuity with period certain
   (available for owners and annuitants      Period certain annuity
   age 83 or less at contract issue)
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide you with details.


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FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.


Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R) Series contract. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) Series contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) Series contract and we will deduct any applicable withdrawal charge, if applicable under your Accumulator(R) Series contract. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

(For the purposes of this section, please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.)

The amount applied to purchase an annuity payout option varies depending on the payout option that you choose and the timing of your purchase as it relates to any withdrawal charges that apply under your Accumulator(R) Series contract. If amounts in a fixed maturity option are used to purchase any annuity payout option prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) Series contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under your Accumulator(R) Series contract. If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) Series contract is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.


You can choose the date annuity payments begin but it may not be earlier than thirteen months from your Accumulator(R), Accumulator(R) Elite(SM) or Accumulator(R) Select(SM) contract date or not earlier than five years (in a limited number of jurisdictions this requirement may be more or less than five years) from your Accumulator(R) Plus(SM) contract date. Please see Appendix VII later in this Prospectus for information on state variations. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

For Accumulator(R) Plus(SM) contracts, if you start receiving annuity payments within three years of making any contribution, we will recover the credit that applies to any contribution made within the prior three years. Please see Appendix VII later in this Prospectus for information on state variations.


The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be


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less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) payout option is chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is based on the age of the original annuitant at contract issue and cannot be changed other than in conformance with applicable law even if you name a new annuitant. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elect the Guaranteed withdrawal benefit for life and your contract is annuitized at maturity, we will offer an annuity payout option that guarantees you will receive payments for life that are at least equal to what you would have received under the Guaranteed withdrawal benefit for life. At annuitization, you will no longer be able to take withdrawals in addition to the payments under this annuity payout option. You will still be able to surrender the contract at any time for any remaining account value. As described in "Contract features and benefits" under "Guaranteed withdrawal benefit for life ("GWBL")," these payments will have the potential to increase with favorable investment performance. Any remaining Guaranteed minimum death benefit value will be transferred to the annuity payout contract as your "minimum death benefit." If the enhanced death benefit had been elected, its value as of the date the annuity payout contract is issued will become your minimum death benefit, and it will continue to ratchet annually if your account value is greater than your minimum death benefit base. The minimum death benefit will be reduced dollar-for-dollar by each payment. If you die while there is any minimum death benefit remaining, it will be paid to your beneficiary.

Please see Appendix VII later in this Prospectus for variations that may apply in your state.


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5. Charges and expenses

--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o  A mortality and expense risks charge

o  An administrative charge

o  A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge (not applicable to Accumulator(R) Select(SM) contracts).

o On each contract date anniversary -- a charge for each optional benefit you elect: a death benefit (other than the Standard and GWBL Standard death benefit); the Guaranteed minimum income benefit; the Guaranteed withdrawal benefit for life; and the Earnings enhancement benefit.

o On any contract date anniversary on which you are participating in a PGB -- a charge for a PGB.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits and features. Please contact your financial professional for more information.

SEPARATE ACCOUNT ANNUAL EXPENSES


MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.80%
     Accumulator(R) Plus(SM): 0.95%
     Accumulator(R) Elite(SM): 1.10%
     Accumulator(R) Select(SM): 1.10%


The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.



ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.30%
     Accumulator(R) Plus(SM): 0.35%
     Accumulator(R) Elite(SM): 0.30%
     Accumulator(R) Select(SM): 0.25%


DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. Below is the daily charge shown as an annual rate of the net assets in each variable investment option for each contract in the Accumulator(R) Series:

     Accumulator(R): 0.20%
     Accumulator(R) Plus(SM): 0.25%
     Accumulator(R) Elite(SM): 0.25%
     Accumulator(R) Select(SM): 0.35%

                                                        Charges and expenses  63
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ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (if available) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging or the account for 12 month dollar cost averaging, as applicable. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only and the account for 12 month dollar cost averaging is available for Accumulator(R) Select(SM) contract owners only..

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

(For Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts only)


A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or to apply your cash value to a non-life contingent annuity payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options--The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus. For Accumulator(R) Plus(SM) contracts, a portion of this charge also compensates us for the contract credit. For a discussion of the credit, see "Credits" in "Contract features and benefits" earlier in this Prospectus. We expect to make a profit from this charge.

The withdrawal charge equals a percentage of the contributions withdrawn. For Accumulator(R) Plus(SM) contracts, we do not consider credits to be contributions. Therefore, there is no withdrawal charge associated with a credit.


The percentage of the withdrawal charge that applies to each contribution depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:


--------------------------------------------------------------------------------
                          WITHDRAWAL CHARGE AS A % OF CONTRIBUTION
                                       CONTRACT YEAR
--------------------------------------------------------------------------------
                     1     2     3     4    5      6     7     8       9
--------------------------------------------------------------------------------
  Accumulator(R)    7%    7%    6%    6%   5%      3%    1%    0%(a)  --
  Accumulator(R)
      Plus(SM)      8%    8%    7%    7%   6%      5%    4%    3%     0%(b)
  Accumulator(R)
     Elite(SM)      8%    7%    6%    5%   0%(c)   --    --    --     --
--------------------------------------------------------------------------------

(a) Charge does not apply in the 8th and subsequent contract years following contribution.
(b) Charge does not apply in the 9th and subsequent contract years following contribution.
(c) Charge does not apply in the 5th and subsequent contract years following contribution.


For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawals of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

Please see Appendix VII later in this Prospectus for possible withdrawal charge schedule variations in your state.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in this Prospectus.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For Accumulator(R) and Accumulator(R) Elite(SM) NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have


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not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% Roll-Up to age 85 benefit base as long as it does not exceed the free withdrawal amount. If your withdrawal exceeds the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.

If you elect the Guaranteed withdrawal benefit for life, we will waive any withdrawal charge for any withdrawals during the contract year up to the Guaranteed annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Also, a withdrawal charge does not apply to a withdrawal that exceeds the Guaranteed annual withdrawal amount as long as it does not exceed the free withdrawal amount. Withdrawal charges, if applicable, are applied to the amount of the withdrawal that exceeds both the free withdrawal amount and the Guaranteed annual withdrawal amount.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) An owner (or older joint owner, if applicable) has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that an owner's (or older joint owner's, if applicable) life expectancy is six months or less; or

(iii) An owner (or older joint owner, if applicable) has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      - its main function is to provide skilled, intermediate, or custodial nursing care;

      - it provides continuous room and board to three or more persons;

      - it is supervised by a registered nurse or licensed practical nurse;

      - it keeps daily medical records of each patient;

      - it controls and records all medications dispensed; and

      - its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elect the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to either 0.65% or 0.60% of the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 benefit base, depending upon when and where you purchased your contract. Please see Appendix VIII later in this Prospectus for more information on the Guaranteed minimum death benefit charge applicable to your contract.

GWBL ENHANCED DEATH BENEFIT. This death benefit is only available if you elect the GWBL option. If you elect this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.30% of the GWBL Enhanced death benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options (or, if applicable, the permitted variable investment options) and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (if applicable) in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of these charges for that year.

If your account value is insufficient to pay these charges, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

STANDARD DEATH BENEFIT AND GWBL STANDARD DEATH BENEFIT. There is no additional charge for these standard death benefits.


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PRINCIPAL GUARANTEE BENEFITS CHARGE


If you purchase a PGB, we deduct a charge annually from your account value on each contract date anniversary on which you are participating in a PGB. The charge is equal to 0.50% of the account value for the 100% Principal guarantee benefit and 0.75% of the account value for the 125% Principal guarantee benefit. We will continue to deduct the charge until your benefit maturity date. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If such amounts are insufficient, we will deduct all or a portion of this charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.


If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.



GUARANTEED MINIMUM INCOME BENEFIT CHARGE


If you elect the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the owner (or older joint owner, if applicable) reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis (see Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state). If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. A market value adjustment will apply to deductions from the fixed maturity options. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

EARNINGS ENHANCEMENT BENEFIT CHARGE

If you elect the Earnings enhancement benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options.

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED WITHDRAWAL BENEFIT FOR LIFE BENEFIT CHARGE

If you elect the Guaranteed withdrawal benefit for life ("GWBL"), we deduct a charge annually as a percentage of your GWBL benefit base on each contract date anniversary. If you elect the Single Life option, the charge is equal to 0.60%. If you elect the Joint Life option, the charge is equal to 0.75%. We will deduct this charge from your value in the permitted variable investment options and the guaranteed interest option on a pro rata basis. (See Appendix VII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state.) If those amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only.

If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year.

GWBL BENEFIT BASE ANNUAL RATCHET CHARGE. If your GWBL benefit base ratchets, we reserve the right to raise the charge at the time of an Annual Ratchet. The maximum charge for the Single Life option is 0.75%. The maximum charge for the Joint Life option is 0.90%. The increased charge, if any, will apply as of the contract date anniversary on which your GWBL benefit base ratchets and on all contract date anniversaries thereafter. We will permit you to opt out of the ratchet if the charge increases.

For Joint Life contracts, if the successor owner or joint annuitant is dropped before you take your first withdrawal, we will adjust the charge at that time to reflect a Single Life. If the successor owner or joint annuitant is dropped after withdrawals begin, the charge will continue based on a Joint Life basis.


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CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o  Management fees.

o  12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o  Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce the withdrawal charge (if applicable under your Accumulator(R) Series contract) or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to the 12b-1 fee. If permitted under the terms of our exemptive order regarding the Accumulator(R) Plus(SM) bonus feature, we may also change the crediting percentage that applies to contributions. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.


Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


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6. Payment of death benefit

--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.


The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. In either case, the death benefit is increased by any amount applicable under the Earnings enhancement benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Earnings enhancement benefit, as of the date we receive satisfactory proof of the owner's (or older joint owner's, if applicable) death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. For Accumulator(R) Plus(SM) contracts, the account value used to determine the death benefit and the Earnings enhancement benefit will first be reduced by the amount of any credits applied in the one-year period prior to the owner's (or older joint owner's, if applicable) death. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the owner's (or older joint owner's, if applicable) death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.


Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

In general, if the annuitant dies, the owner (or older joint owner, if applicable) will become the annuitant, and the death benefit is not payable.


EFFECT OF THE OWNER'S DEATH

In general, if the owner dies while the contract is in force, the contract terminates and the applicable death benefit is paid. If the contract is jointly owned, the death benefit is payable upon the death of the older owner. If the contract has a non-natural owner, the death benefit is payable upon the death of the annuitant. For Joint Life contracts with GWBL, the death benefit is paid to the beneficiary at the death of the second to die of the owner and successor owner, or the annuitant and joint annuitant, as applicable.

There are various circumstances, however, in which the contract can be continued by a successor owner or under a Beneficiary continuation option ("BCO"). For contracts with spouses who are joint owners, the surviving spouse will automatically be able to continue the contract under the "Spousal continuation" feature or under our Beneficiary continuation option, as discussed below. For contracts with non-spousal joint owners, the joint owner will be able to continue the contract as a successor owner subject to the limitations discussed below under "Non-spousal joint owner contract continuation." If you are the sole owner and your spouse is the sole primary beneficiary, your surviving spouse can continue the contract as a successor owner as discussed below, under "Spousal continuation" or under our Beneficiary continuation option, as discussed below.

If the beneficiary is not the surviving spouse or if the surviving joint owner is not the surviving spouse, federal income tax rules generally require payments of amounts under the contract to be made within five years of an owner's death (the "5-year rule"). In certain cases, an individual beneficiary or non-spousal surviving joint owner may opt to receive payments over his/her life (or over a period not in excess of his/her life expectancy) if payments commence within one year of the owner's death. Any such election must be made in accordance with our rules at the time of death. If the beneficiary of a contract with one owner or a younger non-spousal joint owner continues the contract under the 5-year rule, in general, all guaranteed benefits and their charges will end. If a PGB election is in effect upon your death with a benefit maturity date of less than five years from the date of death, it will remain in effect. For more information on non-spousal joint owner contract continuation, see the section immediately below.


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NON-SPOUSAL JOINT OWNER CONTRACT CONTINUATION

Upon the death of either owner, the surviving joint owner becomes the sole owner.

Any death benefit (if the older owner dies first) or cash value (if the younger owner dies first) must be fully paid to the surviving joint owner within five years. The surviving owner may instead elect to receive a life annuity, provided payments begin within one year of the deceased owner's death. If the life annuity is elected, the contract and all benefits terminate.


If the older owner dies first, we will increase the account value to equal the Guaranteed minimum death benefit, if higher, and by the value of the Earnings enhancement benefit. The surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions.


If the contract continues, the Guaranteed minimum death benefit and charge and the Guaranteed minimum income benefit and charge will then be discontinued. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will no longer apply, and no additional contributions will be permitted.

If the younger owner dies first, the surviving owner can elect to (1) take a lump sum payment; (2) annuitize within one year; (3) continue the contract for up to five years; or (4) continue the contract under the Beneficiary continuation option. If the contract continues, the death benefit is not payable, and the Guaranteed minimum death benefit and the Earnings enhancement benefit, if applicable, will continue without change. If the Guaranteed minimum income benefit cannot be exercised within the period required by federal tax laws, the benefit and charge will terminate as of the date we receive proof of death. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply and no additional contributions will be permitted.

Upon the death of either owner, if the surviving owner elects the 5-year rule and a PGB was in effect upon the owner's death with a maturity date of more than five years from the date of death, we will terminate the benefit and the charge.


SPOUSAL CONTINUATION

If you are the contract owner and your spouse is the sole primary beneficiary or you jointly own the contract with your spouse, your spouse may elect to continue the contract as successor owner upon your death. Spousal beneficiaries (who are not also joint owners) must be 85 or younger as of the date of the deceased spouse's death in order to continue the contract under Spousal continuation. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

The younger spouse joint owner (for NQ contracts only) or the spouse beneficiary (under a Single owner contract), may elect to receive the death benefit or continue the contract, as follows:


o As of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary, we will increase the account value to equal the elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, and adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, if any contributions are made during the one-year period prior to the owner's death, the account value will first be reduced by any credits applied to any such contributions. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract.

o In general, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


o The applicable Guaranteed minimum death benefit option may continue as follows:

       - If the surviving spouse is age 75 or younger on the date of your death, and you were age 84 or younger at death, the Guaranteed minimum death benefit you elected continues and will continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

       - If the surviving spouse is age 75 or younger on the date of your death, and you were age 85 or older at death, we will reinstate the Guaranteed minimum death benefit you elected. The benefit base (which had previously been frozen at age 85) will now continue to grow according to its terms until the contract date anniversary following the date the surviving spouse reaches age 85.

       - If the surviving spouse is age 76 or over on the date of your death, the Guaranteed minimum death benefit and charge will be discontinued.

       - If the Guaranteed minimum death benefit continues, the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset, if applicable, will be based on the surviving spouse's age at the time of your death. The next available reset will be based on the contract issue date or last reset, as applicable.

       - For single owner contracts with the GWBL Enhanced death benefit, we will discontinue the benefit and charge. However, we will freeze the GWBL Enhanced death benefit base as of the date of your death (less subsequent withdrawals), and pay it upon your spouse's death.

o The Earnings enhancement benefit will be based on the surviving spouse's age at the date of the deceased spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the


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   surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit and charge will be discontinued.

o If elected, PGB continues and is based on the same benefit maturity date and guaranteed amount that was guaranteed.

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the surviving spouse's age at the date of the deceased spouse's death. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If you elect the Guaranteed withdrawal benefit for life on a Joint Life basis, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse. Withdrawal charges, if applicable under your Accumulator(R) Series contract, will continue to apply to all contributions made prior to the deceased spouse's death. No additional contributions will be permitted. If you elect the Guaranteed withdrawal benefit for life on a Single Life basis, the benefit and charge will terminate.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For jointly owned NQ contracts, if the younger spouse dies first no death benefit is paid, and the contract continues as follows:

o The Guaranteed minimum death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit continue to be based on the older spouse's age for the life of the contract.

o If the deceased spouse was the annuitant, the surviving spouse becomes the annuitant.

o If a PGB had been elected, the benefit continues and is based on the same benefit maturity date and guaranteed amount.

o If you elect the Guaranteed withdrawal benefit for life, the benefit and charge will remain in effect and no death benefit is payable until the death of the surviving spouse.


o The withdrawal charge schedule remains in effect. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


If you divorce, Spousal continuation does not apply.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information. For Joint Life contracts with GWBL, the beneficiary continuation option is only available after the death of the second owner.

BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Earnings enhancement benefit, adjusted for any subsequent withdrawals. For Accumulator (R) Plus(SM) contracts, the account value will first be reduced by any credits applied in the one-year period prior to the owner's death.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o  The beneficiary replaces the deceased owner as annuitant.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.


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o  The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. For purposes of this discussion, "beneficiary" refers to the successor owner. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts:

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o  The beneficiary automatically replaces the existing annuitant.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, a PGB, the Guaranteed withdrawal benefit for life or the GWBL Enhanced death benefit under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect.


o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.


o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

If the deceased is the owner or the older joint owner:


o As of the date we receive satisfactory proof of death and any required instructions, information and forms necessary to effect the Beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value plus any amount applicable under the Earnings enhancement benefit adjusted for any subsequent withdrawals. For Accumulator(R) Plus(SM) contracts, the account value will first be reduced by any credits applied in a one-year period prior to the owner's death.


o No withdrawal charges, if applicable under your Accumulator(R) Series contract, will apply to any withdrawals by the beneficiary.

If the deceased is the younger non-spousal joint owner:

o  The annuity account value will not be reset to the death benefit amount.


o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free withdrawal amount will continue to apply to withdrawals but does not apply to surrenders. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.


o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the


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   same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free withdrawal amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.

                      ----------------------------------

A surviving spouse should speak to his or her tax professional about whether Spousal continuation or the Beneficiary continuation option is appropriate for him or her. Factors to consider include but are not limited to the surviving spouse's age, need for immediate income and a desire to continue any Guaranteed benefits under the contract.



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7.  Tax information

--------------------------------------------------------------------------------

OVERVIEW


In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) Series contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.


Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.


We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 ("ERISA"). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are described in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix IX later in this Prospectus for a discussion of TSA contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.



TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.


TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.


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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS


Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. We also include Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" earlier in this Prospectus. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.


Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.


For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.


Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.



TAXATION OF LIFETIME WITHDRAWALS IF YOU ELECT THE GUARANTEED WITHDRAWAL BENEFIT FOR LIFE

We treat Guaranteed annual withdrawals and other withdrawals as non-annuity payments for income tax purposes as discussed above.


EARNINGS ENHANCEMENT BENEFIT

In order to enhance the amount of the death benefit to be paid at the owner's death, you may purchase an Earnings enhancement benefit rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Earnings enhancement benefit rider is not part of the contract. In such a case, the charges for the Earnings enhancement benefit rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).



1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.


An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.


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DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.



EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or


o in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies), using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.



INVESTOR CONTROL ISSUES

Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.

INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o  Traditional IRAs, typically funded on a pre-tax basis; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.


You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively, in all Accumulator(R) Series contracts except Accumulator(R) Plus(SM).


This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).


AXA Equitable has received opinion letters from the IRS approving the respective forms of the Accumulator(R) Series traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively, and the



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respective forms of the Accumulator(R) Series Inherited IRA beneficiary continuation contract for use as a traditional inherited IRA or inherited Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) Series traditional and Roth IRA contracts.



YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS


This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator(R) Series IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o  "regular" contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.

For Accumulator(R) Plus(SM) Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) traditional IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.


SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.


DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.


The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.



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If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.


WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  403(b) plans; and

o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.


Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.


There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover:
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.


All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or


o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

o  loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS

Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's tra-



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ditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.



EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or


o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See IRS Publication 590 for further details.



RECHARACTERIZATIONS

Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.


TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.


A distribution from a traditional IRA is not taxable if:


o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)


The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


REQUIRED MINIMUM DISTRIBUTIONS



BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS. Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.


LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this


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first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that -you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.


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If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a non-individual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.


SPOUSAL CONTINUATION

If the contract is continued under Spousal continuation, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:


o  made on or after your death; or

o  made because you are disabled (special federal income tax definition); or


o used to pay certain extraordinary medical expenses (special federal income tax definition); or

o used to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

o used to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method. We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.


Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.



ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."


The Accumulator(R) Series Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS


Individuals may make four different types of contributions to a Roth IRA:

o  regular after-tax contributions out of earnings; or

o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or


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o  tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans;
   or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").


Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.

For Accumulator(R) Plus(SM) Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) Roth IRA contracts, the initial contribution must be a direct transfer or rollover contribution. Subsequent contributions may also be "regular" contributions out of compensation.



REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.


With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.


WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

o  another Roth IRA;

o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or


o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."


You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS


In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.


Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution


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from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.


You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.


The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.



RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacterization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.


Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.


The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.


To recharacterize a contribution, you must use our forms.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

o  rollovers from a Roth IRA to another Roth IRA;

o  direct transfers from a Roth IRA to another Roth IRA;

o  qualified distributions from a Roth IRA; and

o  return of excess contributions or amounts recharacterized to a traditional
   IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includible in income:


o  you are age 59-1/2 or older; or

o  you die; or

o  you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).


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You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

(1)  Regular contributions.

(2) Conversion contributions, on a first-in-first-out basis (generally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

     (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

     (b) Nontaxable portion.

(3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

(1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

(2) All regular contributions made during and for the year (contributions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.


(3)  All conversion contributions made during the year are added together.


Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH


Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.


Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.


You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX


Same as traditional IRA.



FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:


o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

o We are required to withhold on the gross amount of a distribution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includible in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.


Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.


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Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS


Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.


A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)


Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includible in gross income.


As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.



SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.



MANDATORY WITHHOLDING FROM TSA AND QUALIFIED PLAN DISTRIBUTIONS


Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from qualified plans and TSA contracts are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.


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8. More information

--------------------------------------------------------------------------------

ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 16, 2010 and the related price per $100 of maturity value were as shown below:




--------------------------------------------------------
   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH          RATE TO            PRICE
  MATURITY DATE OF     MATURITY AS OF      PER $100 OF
   MATURITY YEAR     FEBRUARY 16, 2010    MATURITY VALUE
--------------------------------------------------------
        2011              3.00%*             $97.09
        2012              3.00%*             $94.26
        2013              3.00%*             $91.51
        2014              3.00%*             $88.84
        2015              3.00%*             $86.25
        2016              3.00%*             $83.74
--------------------------------------------------------


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--------------------------------------------------------
   FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH          RATE TO            PRICE
  MATURITY DATE OF     MATURITY AS OF      PER $100 OF
   MATURITY YEAR     FEBRUARY 16, 2010    MATURITY VALUE
--------------------------------------------------------
        2017             3.00%               $81.30
        2018             3.00%               $78.93
        2019             3.10%               $75.96
        2020             3.30%               $72.26
--------------------------------------------------------


* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.


If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts. See Appendix III at the end of this Prospectus for an example.


For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such rat-



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ings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative. For Accumulator(R) Plus(SM) contracts, credits allocated to your account value are funded from our general account.


The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgement of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgement of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgement of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts. Please see Appendix VII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. Under the IRA contracts, these amounts are subject to the tax maximums. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

For contracts with the Guaranteed withdrawal benefit for life, AIP will be automatically terminated after the later of: (i) the end of the first contract year, or (ii) the date the first withdrawal is taken. For contracts with PGB, AIP will be automatically terminated at the end of the first six months.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency condi-


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tions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

         - on a non-business day;
         - after 4:00 p.m. Eastern Time on a business day; or
         - after an early close of regular trading on the NYSE on a business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.



CONTRIBUTIONS, CREDITS AND TRANSFERS

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions (and credits, for Accumulator(R) Plus(SM) contracts only) allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).


o Initial contributions allocated to the account for special dollar cost averaging receive the interest rate in effect on that business day. At certain times, we may offer the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Please note that the account for special dollar cost averaging is available to Accumulator(R) and Accumulator(R) Elite(SM) contract owners only. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o  the election of trustees; or

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in the prospectus for each Trust or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of


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votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.

The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our processing office.

You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.

For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, the Earnings enhancement benefit, a PGB, and/or the Guaranteed withdrawal benefit for life (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. However, the Benefit will not terminate if the ownership of the contract is transferred from a non-natural owner to an individual but the contract will continue to be based on the annuitant's life. Please speak with your financial professional for further information.

See Appendix VII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself.

Loans are not available (except for Rollover TSA contracts, subject to plan or employer approval) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.


For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under Federal income tax rules. In the case of such a transfer that involves a surrender of your contract, we will impose a withdrawal charge, if one applies.



ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced



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after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.


HOW DIVORCE MAY AFFECT YOUR JOINT LIFE GWBL

If you purchased the GWBL on a Joint Life basis and subsequently get divorced, your ex-spouse will not be eligible to receive payments under the GWBL. We will divide the contract as near as is practicable in accordance with the divorce decree and replace the original contract with two single life contracts. If the division of the contract occurs before any withdrawal has been made, the GWBL charge under the new contracts will be on a single life basis. The Applicable percentage for your guaranteed annual withdrawal amount will be based on each respective individual's age at the time of the first withdrawal and any subsequent Annual Ratchet.

If the division of the contract occurs after any withdrawal has been made, there is no change to either the GWBL charge (the charge will remain a Joint Life charge for each contract) or the Applicable percentage. The Applicable percentage that was in effect at the time of the split of the contracts may increase at the time an Annual Ratchet occurs based on each respective individual's age under their respective new contract.



DISTRIBUTION OF THE CONTRACTS

The Accumulator(R) Series contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or the Accumulator(R) Series contracts on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling


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broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


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9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


92  Incorporation of certain documents by reference

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                           www.axa-equitable.com/green

Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.30%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



-------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                   ----------------------------------------------------
                                                        2009           2008        2007        2006
-------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   10.99       $    8.75   $  14.58    $  13.91
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  58,442          49,051     25,941       4,973
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   11.39       $   10.51   $  11.97    $  11.46
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  27,962          16,158      4,306         590
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   11.34       $   10.04   $  12.62    $  12.12
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  27,256          17,697      6,473       1,414
-------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   11.42       $    9.89   $  13.27    $  12.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 127,613          84,689     37,645       8,363
-------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   11.92       $    9.90   $  14.71    $  14.01
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 175,685         141,905     75,948      17,150
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   12.14       $    9.68   $  19.90    $  18.04
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   7,762           7,019      4,042         800
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   12.04       $    8.99   $  16.46    $  14.29
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,475           2,070      1,013         213
-------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                        $    8.12       $    6.42   $   9.76    $  10.82
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   3,612           2,521      1,033         123
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   11.59       $    9.02   $  14.40    $  14.42
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   7,088           3,987      1,992         385
-------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   14.19       $   11.04   $  19.62    $  18.04
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,627           3,778      2,421         590
-------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                        $    2.09       $    1.90   $   2.84    $   2.77
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  12,019           8,373      3,300         989
-------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------
  Unit value                                        $    9.23       $    7.14   $  13.22    $  11.94
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     723             594        324         101
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                        $    9.59       $    7.28   $  12.38    $  11.90
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   3,953           3,633      2,506         604
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                        $   10.52       $    8.11   $  13.61    $  13.57
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   3,080           2,728      2,267         276
-------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-1

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-------------------------------------------------------------------------------------------------------
                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------
                                                         2009      2008         2007        2006
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                          $  9.79   $  7.73     $  13.94     $ 13.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   6,300     3,919        2,328         869
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 10.05   $  9.91     $  11.03     $ 10.84
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   9,215     3,840        3,598       1,106
-------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------
  Unit value                                          $  8.73   $  6.67     $  11.11     $ 10.85
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   8,363     7,157        3,823         406
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 10.87   $  8.75     $  14.14     $ 13.65
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   8,430     4,505        2,496         553
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 11.38   $  9.02     $  15.30     $ 13.60
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  11,370    10,424        5,402       1,416
-------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 13.14   $  9.49     $  13.28     $ 12.09
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,913       807          550          81
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------
  Unit value                                          $  9.11   $  7.07     $  10.51     $ 10.43
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   9,627     8,899        7,144         828
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                          $  7.52   $  5.93     $   9.52          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  53,600    48,476       21,512          --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 11.42   $  9.92     $  11.67     $ 11.43
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,024     1,668        1,148         231
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 44.36   $ 31.77     $  46.43     $ 43.04
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,346     1,862          981         156
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 11.36   $ 11.29     $  10.74     $  9.95
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,026     4,266        1,405         316
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 21.67   $ 14.63     $  34.76     $ 24.80
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   6,856     5,722        2,799         625
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 10.68   $ 11.07     $  10.83     $ 10.27
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,131     2,411          353          63
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 14.08   $ 10.54     $  19.36     $ 17.03
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,399     3,339        1,892         625
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                          $  5.80   $  4.28     $   7.26     $  6.33
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   7,396     5,559        3,231         363
-------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 11.05   $  8.46     $  14.23     $ 14.59
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,315       893          648         104
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                          $ 10.82   $  8.67     $  14.03     $ 13.69
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                     588       365          162          37
-------------------------------------------------------------------------------------------------------


A-2 Appendix I: Condensed financial information

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                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                   ----------------------------------------------
                                                        2009      2008       2007        2006
-------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------
  Unit value                                         $  11.71   $  8.71     $ 13.84     $ 12.31
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,648     1,472         881         180
-------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                         $  12.04   $  9.04     $ 14.83     $ 13.00
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,863     1,333         747          58
-------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------
  Unit value                                         $   5.24   $  4.45     $ 10.42     $ 11.22
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,573     1,673       1,065         314
-------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                         $   9.54   $  8.03     $ 14.35     $ 15.23
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,376     5,760       5,014       1,142
-------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------
  Unit value                                         $   9.18   $  7.87     $ 12.58     $ 12.32
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   1,771     1,289         975         291
-------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------
  Unit value                                         $  10.91   $  8.81     $ 12.92     $ 11.83
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   2,462     1,142         524          92
-------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------
  Unit value                                         $  10.76   $  8.00     $ 15.98     $ 14.99
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,325     3,947       2,442         587
-------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                         $  12.15   $  9.06     $ 15.19     $ 15.64
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   9,184     1,612       1,507         506
-------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------
  Unit value                                         $  10.53   $ 10.67     $ 10.58     $ 10.24
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   8,093     6,707       1,895         702
-------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------
  Unit value                                         $   2.00   $  1.56     $  2.36     $  1.98
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   9,924     9,857       2,099         449
-------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------
  Unit value                                         $   8.11   $  6.57     $ 10.75     $ 10.71
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,808     5,798       5,018         666
-------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------
  Unit value                                         $   9.26   $  6.77     $ 11.58     $ 11.10
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   3,449     2,631       1,541         158
-------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------
  Unit value                                         $   9.54   $  8.95     $  9.45     $  8.59
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  18,851     9,821       3,197         841
-------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------
  Unit value                                         $  10.69   $ 10.21     $ 11.07     $ 10.73
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,912     1,880       1,453         364
-------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------
  Unit value                                         $  11.64   $  9.35     $ 14.39     $ 14.85
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   4,873     2,215       1,354         370
-------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------
  Unit value                                         $   5.42   $  3.85     $  6.75     $  6.37
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   7,194     2,900       1,437         154
-------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------
  Unit value                                         $   8.13   $  6.33     $ 10.84     $ 10.76
-------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   5,026     4,870       4,461         526
-------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-3

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



---------------------------------------------------------------------------------------------
                                                      FOR THE YEARS ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------
                                                      2009      2008      2007       2006
---------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
---------------------------------------------------------------------------------------------
  Unit value                                         $ 1.90   $  1.46    $  2.46    $  2.47
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,312     2,891      2,349        473
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
---------------------------------------------------------------------------------------------
  Unit value                                         $ 9.06   $  7.15    $ 11.48    $ 11.93
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,994     2,784      2,074        664
---------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                         $13.00   $  8.38    $ 16.12    $ 13.35
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,560     3,390      1,545        298
---------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                         $10.16   $  7.50    $ 14.25    $ 12.96
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,900       529        238         94
---------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
---------------------------------------------------------------------------------------------
  Unit value                                         $12.20   $ 11.41    $ 11.28    $ 10.76
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 8,726     2,680      1,109        333
---------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                         $13.65   $ 10.65    $ 20.44    $ 18.42
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,873     2,606      1,524        386
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
---------------------------------------------------------------------------------------------
  Unit value                                         $10.94   $  8.36    $ 14.02    $ 13.53
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   759       507        349         62
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                         $ 9.21   $  6.83    $ 12.67    $ 11.54
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,451     1,190        674        176
---------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                         $11.92   $  9.83    $ 15.92    $ 15.57
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,180     2,483      1,212        264
---------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                         $11.57   $  8.27    $ 14.84    $ 13.44
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,900     1,229        725        212
---------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                         $13.34   $  9.36    $ 14.81    $ 15.00
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,341     1,300        778        224
---------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
---------------------------------------------------------------------------------------------
  Unit value                                         $10.34   $  9.56    $ 12.66    $ 12.44
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,205     2,102      1,768        448
---------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
---------------------------------------------------------------------------------------------
  Unit value                                         $ 3.95   $  2.98    $  5.21    $  5.09
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 7,492     4,840      3,439        574
---------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
---------------------------------------------------------------------------------------------
  Unit value                                         $10.17   $  8.15    $ 13.29    $ 14.93
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,415       910        704        327
---------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
---------------------------------------------------------------------------------------------
  Unit value                                         $11.84   $  7.57    $ 14.50    $ 12.42
---------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,012     1,902        986        112
---------------------------------------------------------------------------------------------



A-4 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.55%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



--------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                 -------------------------------------------------------------
                                                     2009        2008          2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   10.26   $    8.19     $  13.68    $  13.09     $ 11.28
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                               47,988      44,143       31,080       6,793         342
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   10.71   $    9.90     $  11.30    $  10.85     $ 10.36
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                               25,907      18,171        4,087       1,202         501
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   10.48   $    9.30     $  11.73    $  11.29     $ 10.55
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                               20,920      16,064        7,023       2,537         671
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   42.75   $   37.11     $  49.91    $  47.71     $ 43.93
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                               23,023      18,036        9,394       3,387         762
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   10.61   $    8.84     $  13.16    $  12.57     $ 11.15
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                              147,651     130,940       85,777      22,340       2,035
------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   12.01   $    9.60     $  19.79    $  17.99     $ 14.79
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                6,599       6,749        5,611       1,983       1,000
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   14.90   $   11.15     $  20.47    $  17.82     $ 16.60
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                2,587       2,766        2,301       1,922       1,979
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $    8.05   $    6.38     $   9.73    $  10.82          --
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                2,073       1,829          936         153          --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   18.92   $   14.75     $  23.62    $  23.71     $ 19.92
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                4,776       3,421        2,381       1,301       1,147
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $   17.53   $   13.67     $  24.36    $  22.46     $ 18.15
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                5,490       5,347        4,881       3,580       3,145
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $    4.98   $    4.54     $   6.81    $   6.67     $  5.84
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                5,308       3,897        2,391       1,207         536
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
   Unit value                                     $    6.83   $    5.30     $   9.83    $   8.91     $  8.60
--------------------------------------------------------------------------------------------------------------
   Separate Account No. 49 number of units
   outstanding (000's)                                  641         636          349         147          65
--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                  -------------------------------------------------------------
                                                      2004        2003        2002          2001        2000
---------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.60          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   120          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.27          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   286          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.38          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   279          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 42.57     $ 39.77     $ 33.91       $ 39.47          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   659         461         279           110          --
---------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 13.03     $ 11.20     $  8.42       $  9.51     $ 12.60
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,008       1,052         135            --          --
---------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 15.12     $ 13.48     $  9.71       $ 14.14     $ 16.56
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,313       2,809       3,037         2,971       1,248
---------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------------------------------
  Unit value                                             --          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 19.65     $ 18.05     $ 13.98       $ 17.04     $ 16.40
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,430       1,339       1,334         1,071         299
---------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 16.63     $ 13.89     $ 11.02       $ 13.42     $ 17.37
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 3,356       3,673       4,227         4,268       2,110
---------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $  5.59          --          --            --          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   306          --          --            --          --
---------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------------------------------
  Unit value                                        $  8.03     $  7.87     $  6.25       $  8.63          --
---------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    88         101          79            19          --
---------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-5

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED) For the years ended



----------------------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------------
                                                    2009        2008       2007        2006        2005        2004
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.29   $   7.83    $  13.35    $  12.86    $  12.16    $  11.75
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,912      3,107       3,136       2,540       2,470       2,815
----------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   9.90   $   7.65    $  12.88    $  12.87    $  11.67    $  11.18
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                5,543      6,117       7,563       4,914       5,540       6,418
----------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 178.67   $ 141.42    $ 255.59    $ 250.91    $ 230.23    $ 224.21
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  502        423         392         361         370         430
----------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  12.94   $  12.80    $  14.28    $  14.07    $  13.73    $  13.65
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                8,565      6,813       8,678       7,950       8,015       8,979
----------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   8.65   $   6.63    $  11.07    $  10.84          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                6,031      5,304       3,797         665          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  23.07   $  18.62    $  30.17    $  29.20    $  15.77    $  25.07
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                4,766      4,288       4,204       3,534       3,726       4,345
----------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  13.50   $  10.73    $  18.25    $  16.26    $  15.11    $  13.86
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                9,136      9,050       5,863       2,666       1,390       1,251
----------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   9.47   $   6.86    $   9.62    $   8.78    $   8.42    $   8.23
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,886      1,482       1,089         319         349         400
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   9.03   $   7.03    $  10.47    $  10.42          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                8,263      8,326       6,851       1,076          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   7.47   $   5.90    $   9.50          --          --          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               29,210     27,745      13,483          --          --          --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.49   $  10.01    $  11.80    $  11.59    $  10.49          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,717      1,577       1,416         425          11          --
----------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  27.10   $  19.46    $  28.50    $  26.49    $  22.64    $  22.05
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,958      3,270       2,211         519         111          63
----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  11.24   $  11.19    $  10.68    $   9.92    $   9.74          --
----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                5,491      5,387       1,997         457           9          --
----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDED DECEMBER 31,
                                                 -----------------------------------------------
                                                    2003       2002        2001         2000
------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------
  Unit value                                      $  10.23   $   7.91    $  10.66     $  11.05
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                6,957      7,543       2,052          628
------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------
  Unit value                                      $ 199.56   $ 135.53    $ 206.51     $ 235.03
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  484        521         499          204
------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------
  Unit value                                      $  13.32   $  13.09    $  12.13     $  11.41
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               10,672     12,695       8,943        1,427
------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------
  Unit value                                      $  23.10   $  18.36    $  24.03     $  27.79
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                4,750      5,020       4,534        1,524
------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------
  Unit value                                      $  12.74   $   9.87    $  11.33           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,338        701          89           --
------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------
  Unit value                                      $   7,80   $   5.74    $   7.67     $   9.39
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  500        378         182           47
------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------
  Unit value                                            --         --          --           --
------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --          --           --
------------------------------------------------------------------------------------------------


A-6 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                  ---------------------------------------------------------------------
                                                      2009        2008        2007         2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 16.04     $ 10.86     $ 25.86      $ 18.50    $  13.71    $  10.48
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 9,622       8,369       5,992        2,602       1,632       1,515
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 18.94     $ 19.69     $ 19.30      $ 18.35    $  18.07    $  18.13
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,248       2,058         813          747         873       1,061
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.73     $  8.81     $ 16.22      $ 14.30    $  12.18    $  10.56
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 6,484       4,686       3,598        2,904       2,599       2,863
-----------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 12.91     $  9.55     $ 16.25      $ 14.20    $  11.48          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 3,313       2,704       1,865          310           5          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.83     $  9.09     $ 15.32      $ 15.76    $  13.30    $  12.99
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,758       2,921       3,721        4,048       4,589       5,234
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  8.17     $  6.56     $ 10.64      $ 10.41    $   9.36    $   8.87
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,683       2,845       3,557        4,130       4,965       5,788
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  6.50     $  4.85     $  7.72      $  6.88    $   7.03    $   6.21
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 7,663       7,722       7,920        7,569        9.117     10,421
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 13.60     $ 10.24     $ 16.84      $ 14.80    $  13.94    $  12.99
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 3,016       2,719       2,698        2,090       2,422       2,867
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  5.18     $  4.42     $ 10.36      $ 11.19    $  10.64          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,425       1,742       1,312          738         113          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.95     $  9.24     $ 16.56      $ 17.62    $  14.75    $  14.21
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 7,574       8,454       9,126        5,695       5,091       5,823
-----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  9.03     $  7.77     $ 12.44      $ 12.21    $  10.58          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,759       1,303       1,062          501          58          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.71     $  8.66     $ 12.75      $ 11.70    $  10.55          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,041       1,080         497          138          45          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  9.04     $  6.74     $ 13.50      $ 12.70    $  11.56    $  11.04
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 7,799       7,091       6,060        4,317       4,297       4,997
-----------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------
                                                         FOR THE YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------
                                                       2003       2002       2001         2000
--------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------
  Unit value                                        $  8.61    $  5.61    $  6.06      $  6.49
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,462      1,464      1,482          881
--------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                        $ 18.07    $ 17.97    $ 16.81      $ 15.83
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,357      1,226         --           --
--------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                        $  9.44    $  7.23    $  8.65      $ 11.10
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 2,832      2,786      2,530        1,050
--------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------
  Unit value                                             --         --         --           --
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --         --         --           --
--------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.90    $  9.53    $ 11.97      $ 13.04
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 6,009      6,939      6,123        1,419
--------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                        $  8.08    $  6.73    $  8.66      $ 10.47
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 6,613      7,231      7,160        2,262
--------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                        $  5.82    $  4.80    $  7.08      $  9.46
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                11,828     13,521     14,217        6,200
--------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.72    $  9.20    $ 14.23      $ 21.92
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 3,344      3,796      4,345        2,112
--------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                             --         --         --           --
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --         --         --           --
--------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------
  Unit value                                        $ 12.72    $ 10.04    $ 11.80      $ 11.63
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 6,106      6,520      4,851        1,119
--------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------
  Unit value                                             --         --         --           --
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --         --         --           --
--------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------
  Unit value                                             --         --         --           --
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    --         --         --           --
--------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------
  Unit value                                        $  9.67    $  6.84    $  8.52      $  9.99
--------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 5,343      5,392      4,418          609
--------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-7

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-----------------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                 ----------------------------------------------------------------------
                                                     2009        2008       2007        2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  13.27    $  9.92     $ 16.67     $ 17.21     $ 15.54     $ 14.18
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                8,258      3,049       3,624       3,215       3,279       3,574
-----------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  28.48    $ 28.93     $ 28.78     $ 27.92     $ 27.14     $ 26.87
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,955      5,634       3,506       2,933       1,954       2,306
-----------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   4.85    $  3.79     $  5.74     $  4.83     $  4.54     $  4.38
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                6,055      5,847       1,806         155          14           6
-----------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   8.04    $  6.53     $ 10.71     $ 10.70          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,613      3,890       3,519         623          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   9.18    $  6.73     $ 11.54     $ 11.09          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,094      2,347       1,565         227          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  10.81    $ 10.17     $ 10.76     $  9.81     $  9.92          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               17,971     11,794       3,625       1,202         300          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  15.77    $ 15.10     $ 16.41     $ 15.95     $ 15.60     $ 15.54
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,756      1,534       1,355         630         455         480
-----------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  13.10    $ 10.55     $ 16.27     $ 16.83     $ 14.52     $ 14.15
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                4,503      2,777       2,196       1,231         854       1,001
-----------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  13.41    $  9.55     $ 16.79     $ 15.90     $ 16.83     $ 16.44
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,402      2,310       2,146          71          15          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   8.06    $  6.29     $ 10.80     $ 10.75          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,207      3,287       2,998         531          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   4.71    $  3.62     $  6.12     $  6.15     $  5.47     $  5.10
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,496      2,130       1,796         424         102           6
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $   8.95    $  7.08     $ 11.41     $ 11.88     $ 10.41          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,153      2,035       1,990         900         131          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                      $  12.84    $  8.31     $ 16.02     $ 13.29     $ 12.36          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                5,105      3,782       2,291         361          40          --
-----------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                       -----------------------------------------------
                                                           2003        2002       2001         2000
------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------
  Unit value                                             $ 12.22    $  9.32     $ 11.09      $ 10.84
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      3,783      4,067       3,015          198
------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------
  Unit value                                             $ 27.08    $ 27.35     $ 27.44      $ 26.91
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      3,186      4,967       4,110          826
------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------
  Unit value                                             $ 15.21    $ 14.92          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                        519        474          --           --
------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------
  Unit value                                             $ 12.21    $  8.50     $ 10.92      $ 10.87
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      1,152        974         825          270
------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------
  Unit value                                                  --         --          --           --
------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                         --         --          --           --
------------------------------------------------------------------------------------------------------
  outstanding (000's)


A-8 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-------------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------------------------------------
                                                        2009        2008          2007        2006        2005
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 44.47     $ 32.90       $ 62.68     $ 57.17     $ 55.24
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     764         210           180         171         172
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 12.81     $ 12.02       $ 11.91     $ 11.39     $ 11.14
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   7,487       3,422         2,253       1,474       1,199
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 12.33     $  9.64       $ 18.56     $ 16.77     $ 13.59
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   4,312       3,649         2,753       1,168         480
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  9.80     $  7.51       $ 12.62     $ 12.21     $ 10.92
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,086         981           750         346         269
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  7.55     $  5.62       $ 10.45     $  9.54     $  9.68
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,893       1,942         1,621         999         613
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 10.80     $  8.93       $ 14.50     $ 14.21     $ 12.10
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   3,315       3,416         2,431       1,285         919
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  9.24     $  6.62       $ 11.92     $ 10.82     $ 10.03
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   2,357       1,770         1,398         884         663
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 12.17     $  8.56       $ 13.58     $ 13.78     $ 12.20
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   2,667       1,982         1,394         838         550
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 25.75     $ 23.85       $ 31.67     $ 31.19     $ 28.82
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,890       1,874         2,103       1,654       1,626
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  6.66     $  5.03       $  8.83     $  8.65     $  7.97
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   4,460       3,484         2,924         627         195
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $ 13.05     $ 10.48       $ 17.14     $ 19.31     $ 16.89
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,909       1,879         2,209       2,465       2,629
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                          $  9.92     $  6.36       $ 12.21     $ 10.49     $  9.93
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   5,240       4,243         3,629       2,459       2,792
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                      -------------------------------------------------------------
                                                          2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 51.85     $ 46.99     $ 34.70      $ 49.56     $ 67.28
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      181         211         241          249         106
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 11.13     $ 10.88     $ 10.65           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    1,470       1,625       1,594           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 11.96     $ 10.30     $  7.79           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      411         323         108           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 10.39     $  9.62     $  7.63           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      397         296         201           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  9.15     $  8.71     $  6.77           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      930         759         424           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 11.47     $ 10.18     $  7.89           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      809         635         503           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  9.40     $  8.54     $  6.19           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      773         720         427           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 11.54     $ 10.18     $  7.35           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      720         545         364           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 28.41     $ 26.55     $ 22.00      $ 23.03     $ 23.23
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    1,924       2,218       1,906        1,632         432
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  7.53          --          --           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                       11          --          --           --          --
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $ 16.39     $ 14.22     $ 10.51      $ 12.39     $ 10.69
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    3,013       3,182       3,460        2,447         588
-------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------
  Unit value                                           $  9.07     $  8.77     $  5.65           --          --
-------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    3,478         278         386           --          --
-------------------------------------------------------------------------------------------------------------------



                                 Appendix I: Condensed financial information A-9

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.65%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                             FOR THE YEARS ENDED DECEMBER 31,
                                                 -------------------------------------------------------------
                                                      2009        2008          2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.29   $    9.02     $   15.09   $   14.45   $  12.46
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                91,369      88,738        64,596      32,813     12,508
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.14   $   10.32     $   11.79   $   11.33   $  10.83
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                56,858      42,602        10,068       5,935      3,738
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.08   $    9.85     $   12.43   $   11.98   $  11.20
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                48,383      39,676        23,580      16,150      9,271
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.23   $    9.76     $   13.13   $   12.57   $  11.58
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               187,530     162,336       117,390      83,885     52,197
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.66   $    9.72     $   14.48   $   13.84   $  12.29
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               319,013     307,331       240,939     152,231     69,680
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.92   $    9.54     $   19.68   $   17.91   $  14.74
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                11,782      12,678        12,529       7,675      3,716
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.81   $    8.85     $   16.27   $   14.18   $  13.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,707       4,155         3,846       2,926      1,783
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    8.02   $    6.36     $    9.71   $   10.81         --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,217       3,589         2,069         384         --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   11.37   $    8.88     $   14.23   $   14.30   $  12.02
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 9,718       8,195         7,001       5,785      4,888
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   13.92   $   10.87     $   19.38   $   17.89   $  14.47
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 9,672       8,942         9,184       7,223      4,026
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    4.93   $    4.49     $    6.74   $    6.61   $   5.80
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 7,687       6,763         5,771       4,814      3,177
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    9.04   $    7.03     $   13.04   $   11.83   $  11.43
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   976         994           982         894        571
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    9.41   $    7.17     $   12.24   $   11.80   $  11.17
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                10,253      10,512         9,279       6,225      2,419
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $   10.31   $    7.97     $   13.44   $   13.44   $  12.20
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                14,379      15,308        17,200       6,674      4,879
--------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    9.72   $    7.70     $   13.93   $   13.69   $  12.58
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 8,285       7,635         7,057       7,207      5,402
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $    9.85   $    9.76     $   10.89   $   10.74   $  10.50
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                15,630      13,286        14,134      11,680      7,995
--------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                 -----------------------
                                                      2004        2003
------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------
  Unit value                                      $  11.72     $ 10.66
------------------------------------------------------------------------
  Number of units outstanding (000's)                4,674         195
------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------
  Unit value                                      $  10.75     $ 10.31
------------------------------------------------------------------------
  Number of units outstanding (000's)                1,736         116
------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------
  Unit value                                      $  11.03     $ 10.41
------------------------------------------------------------------------
  Number of units outstanding (000's)                3,928         215
------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------
  Unit value                                      $  11.24     $ 10.51
------------------------------------------------------------------------
  Number of units outstanding (000's)               21,440         970
------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------
  Unit value                                      $  11.72     $ 10.67
------------------------------------------------------------------------
  Number of units outstanding (000's)               21,528         560
------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------
  Unit value                                      $  13.00     $ 11.19
------------------------------------------------------------------------
  Number of units outstanding (000's)                1,270          66
------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------
  Unit value                                      $  12.06     $ 10.75
------------------------------------------------------------------------
  Number of units outstanding (000's)                  913          81
------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------
  Unit value                                            --          --
------------------------------------------------------------------------
  Number of units outstanding (000's)                   --          --
------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------
  Unit value                                      $  11.87     $ 10.92
------------------------------------------------------------------------
  Number of units outstanding (000's)                3,020         210
------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------
  Unit value                                      $  13.27     $ 11.09
------------------------------------------------------------------------
  Number of units outstanding (000's)                1,161          30
------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------
  Unit value                                      $   5.55          --
------------------------------------------------------------------------
  Number of units outstanding (000's)                  208          --
------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------
  Unit value                                      $  10.68     $ 10.49
------------------------------------------------------------------------
  Number of units outstanding (000's)                  194           5
------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------
  Unit value                                      $  10.80     $ 10.41
------------------------------------------------------------------------
  Number of units outstanding (000's)                  273          15
------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------
  Unit value                                      $  11.69     $ 10.72
------------------------------------------------------------------------
  Number of units outstanding (000's)                2,900          86
------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------
  Unit value                                      $  12.26     $ 10.92
------------------------------------------------------------------------
  Number of units outstanding (000's)                2,957         158
------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------
  Unit value                                      $  10.44     $ 10.20
------------------------------------------------------------------------
  Number of units outstanding (000's)                3,501         284
------------------------------------------------------------------------


A-10 Appendix I: Condensed financial information

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                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                      2009       2008         2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.63    $  6.61     $  11.06    $  10.84          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               12,570     12,038        7,823       1,788          --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.68    $  8.63     $  14.00    $  13.56    $  11.98
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               16,494     13,591       11,756       9,866       7,495
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.14    $  8.86     $  15.09    $  13.45    $  12.51
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               25,216     27,244       25,093      20,022      11,881
--------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.88    $  9.34     $  13.11    $  11.98    $  11.50
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,221      2,848        2,691       1,979       1,528
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  9.00    $  7.01     $  10.46    $  10.42          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               26,123     22,020       19,931       3,992          --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  7.45    $  5.90     $   9.50          --          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               77,428     73,834       36,003          --          --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.44    $  9.97     $  11.77    $  11.57    $  10.48
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,904      2,617        2,502       1,759         442
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 26.51    $ 19.06     $  27.94    $  26.00    $  22.24
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,361      4,032        3,011       1,796         802
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.19    $ 11.16     $  10.65    $   9.91    $   9.74
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                9,976      8,932        4,959       2,013         172
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 21.26    $ 14.40     $  34.34    $  24.59    $  18.24
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               10,747      9,040        8,306       6,050       3,408
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.51    $ 10.94     $  10.74    $  10.22    $  10.07
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                6,213      5,624        2,177       1,691       1,398
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 13.80    $ 10.36     $  19.11    $  16.87    $  14.38
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               12,800     12,557       12,092      11,624       7,243
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.85    $  9.52     $  16.21    $  14.18    $  11.48
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,774      4,806        3,860       1,674         373
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.84    $  8.33     $  14.06    $  14.47    $  12.22
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,250      2,028        2,094       1,769       1,018
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.61    $  8.53     $  13.85    $  13.56    $  12.21
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1,676      1,341        1,364       1,455       1,271
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.47    $  8.57     $  13.66    $  12.19    $  12.46
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,165      4,045        3,311       2,506       1,386
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.81    $  8.90     $  14.66    $  12.89    $  12.16
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,475      2,429        2,960       1,215         705
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                   -----------------------
                                                        2004        2003
--------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------
  Unit value                                         $ 11.67     $ 10.76
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  4,181         204
--------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 11.49     $ 10.57
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  5,249         435
--------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------
  Unit value                                         $ 11.25     $ 10.69
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,146         126
--------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------
  Unit value                                         $ 21.68          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     76          --
--------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------
  Unit value                                         $ 13.97     $ 11.48
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,047          46
--------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------
  Unit value                                         $ 10.12     $ 10.09
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    905          69
--------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 12.48     $ 11.17
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,564         178
--------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------
  Unit value                                         $ 11.96     $ 10.97
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    473          42
--------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 11.58     $ 10.57
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    643          69
--------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------
  Unit value                                         $ 11.02     $ 10.34
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    595          44
--------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 11.34     $ 10.24
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    369          29
--------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-11

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                      2009       2008         2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  5.16    $  4.40     $  10.34    $  11.17     $ 10.63
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                6,971      6,687        7,005       5,957         563
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  9.36    $  7.90     $  14.17    $  15.10     $ 12.65
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               15,820     17,618       19,894      14,100       9,522
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.99    $  7.74     $  12.41    $  12.19     $ 10.58
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,379      3,958        3,773       3,163         874
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.66    $  8.63     $  12.71    $  11.68     $ 10.54
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                4,065      2,823        1,698       1,248         527
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.54    $  7.86     $  15.77    $  14.84     $ 13.53
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               10,675     10,589       10,337       8,706       5,920
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.92    $  8.92     $  15.00    $  15.51     $ 14.02
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               19,394      5,726        6,668       6,490       4,526
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.42    $ 10.59     $  10.55    $  10.24     $  9.97
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               19,099     26,885        8,854       4,632       2,041
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  4.79    $  3.76     $   5.69    $   4.79     $  4.51
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,498      8,750        4,503       1,430         883
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.01    $  6.51     $  10.70    $  10.70          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               11,439     11,898       12,811       2,470          --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  9.15    $  6.71     $  11.52    $  11.08          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,394      4,013        2,779         367          --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.76    $ 10.13     $  10.73    $   9.79     $  9.91
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               39,919     25,636       14,527       8,303       3,300
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.51    $ 10.07     $  10.96    $  10.66     $ 10.44
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                9,834      4,558        4,138       3,340       2,303
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.42    $  9.21     $  14.21    $  14.72     $ 12.72
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,505      4,820        4,773       4,061       2,210
--------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 13.12    $  9.36     $  16.46    $  15.61     $ 16.53
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,286      3,779        3,120         907         526
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.03    $  6.28     $  10.79    $  10.75          --
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                8,585      9,057       10,518       2,001          --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  4.66    $  3.58     $   6.07    $   6.10     $  5.43
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,887      3,308        3,079       2,346         952
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.91    $  7.05     $  11.38    $  11.86     $ 10.41
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               10,345     10,821        9,921       7,856       2,852
--------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                   -----------------------
                                                        2004        2003
--------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 12.20     $ 10.93
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  5,080         310
--------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------
  Unit value                                         $ 12.93     $ 11.33
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,260         291
--------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 12.80     $ 11.04
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,213         149
--------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------
  Unit value                                         $  9.87     $  9.96
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,005          42
--------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------
  Unit value                                         $  4.35          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     38          --
--------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------
  Unit value                                         $ 10.40     $ 10.20
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,119          95
--------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------
  Unit value                                         $ 12.40     $ 10.71
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,215          79
--------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------
  Unit value                                         $ 16.17          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     22          --
--------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------
  Unit value                                         $  5.07          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     71          --
--------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------


A-12 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                  ------------------------------------------------------------
                                                       2009       2008         2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  12.78    $  8.28      $ 15.97     $ 13.27     $ 12.35
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 7,909      6,915        5,059       2,350         533
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  10.03    $  7.43      $ 14.17     $ 12.93     $ 12.51
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,825      1,350        1,191         976         442
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  11.90    $ 11.17      $ 11.08     $ 10.61     $ 10.39
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                19,288     11,031        6,566       5,315       4,566
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  13.36    $ 10.46      $ 20.15     $ 18.23     $ 14.79
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 8,035      7,867        7,136       5,220       2,536
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  10.71    $  8.22      $ 13.82     $ 13.38     $ 11.98
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,563      1,797        1,624       1,487       1,016
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $   9.01    $  6.71      $ 12.49     $ 11.42     $ 11.59
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,935      3,987        3,875       3,137       2,204
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  11.67    $  9.65      $ 15.69     $ 15.40     $ 13.12
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 6,264      6,951        6,335       5,165       3,109
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  11.32    $  8.12      $ 14.63     $ 13.30     $ 12.33
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,627      4,317        3,883       3,570       2,515
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  13.06    $  9.20      $ 14.60     $ 14.83     $ 13.15
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 4,569      4,175        4,025       3,627       2,566
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  10.21    $  9.46      $ 12.58     $ 12.40     $ 11.47
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 8,522      6,601        7,716       6,956       5,292
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $   6.59    $  4.98      $  8.75     $  8.58     $  7.91
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 7,464      6,845        6,231       3,530       1,416
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $   9.97    $  8.02      $ 13.12     $ 14.80     $ 12.96
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 6,164      6,403        7,224       7,719       5,307
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
  Unit value                                       $  11.59    $  7.44      $ 14.29     $ 12.29     $ 11.65
--------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,856      4,301        3,743       2,164       1,431
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED
                                                        DECEMBER 31,
                                                   -----------------------
                                                        2004        2003
--------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
--------------------------------------------------------------------------
  Unit value                                              --          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     --          --
--------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------
  Unit value                                         $ 11.75     $ 10.66
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    210          15
--------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------
  Unit value                                         $ 10.38     $ 10.16
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,210         301
--------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------
  Unit value                                         $ 13.02     $ 11.23
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,127          65
--------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------
  Unit value                                         $ 11.41     $ 10.58
--------------------------------------------------------------------------
  Number of units outstanding (000's)                    456          20
--------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------
  Unit value                                         $ 10.97     $ 10.45
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,141          59
--------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------
  Unit value                                         $ 12.46     $ 11.07
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,455          59
--------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------
  Unit value                                         $ 11.57     $ 10.53
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,381          97
--------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------
  Unit value                                         $ 12.45     $ 10.99
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,506         103
--------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
--------------------------------------------------------------------------
  Unit value                                         $ 11.32     $ 10.59
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,135         282
--------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------
  Unit value                                         $  7.49          --
--------------------------------------------------------------------------
  Number of units outstanding (000's)                     31          --
--------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------
  Unit value                                         $ 12.59     $ 10.93
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,979         191
--------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------
  Unit value                                         $ 10.64     $ 10.31
--------------------------------------------------------------------------
  Number of units outstanding (000's)                  675          35
--------------------------------------------------------------------------



                                Appendix I: Condensed financial information A-13

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.70%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




---------------------------------------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED DECEMBER 31,
                                                   ------------------------------------------------------------
                                                        2009       2008          2007        2006        2005
---------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  11.26    $  9.00      $  15.05    $  14.43     $ 12.45
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   8,367      8,484         6,377       3,109       1,519
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  11.11    $ 10.29      $  11.76    $  11.31     $ 10.82
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   7,276      5,824         2,454       1,800       1,000
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  11.05    $  9.82      $  12.40    $  11.96     $ 11.19
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   4,925      4,505         2,753       3,022       2,176
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  41.22    $ 35.84      $  48.27    $  46.21     $ 42.61
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   4,527      4,019         3,098       2,325       1,725
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  11.62    $  9.69      $  14.45    $  13.82     $ 12.28
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  27,631     27,177        23,506      14,705       6,917
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  11.74    $  9.40      $  19.41    $  17.67     $ 14.55
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,714      1,924         2,236       1,508       1,037
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  14.61    $ 10.96      $  20.14    $  17.56     $ 16.39
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     346        421           443         462         372
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $   8.01    $  6.36      $   9.71    $  10.81          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     380        377           421          38          --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  18.56    $ 14.49      $  23.24    $  23.37     $ 19.66
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     880        834           842         856         849
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  17.19    $ 13.43      $  23.97    $  22.13     $ 17.91
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     984      1,000         1,136        1052         782
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $   4.90    $  4.47      $   6.71    $   6.59     $  5.78
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     611        730           571         504         326
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $   6.72    $  5.23      $   9.71    $   8.81     $  8.51
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     265        286           373         353         314
--------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                     ----------------------------------
                                                         2004        2003        2002
---------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
---------------------------------------------------------------------------------------
  Unit value                                          $ 11.72     $ 10.66          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     656          32          --
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
---------------------------------------------------------------------------------------
  Unit value                                          $ 10.74     $ 10.30          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     281           1          --
---------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
---------------------------------------------------------------------------------------
  Unit value                                          $ 11.02     $ 10.41          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     414          84          --
---------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
---------------------------------------------------------------------------------------
  Unit value                                          $ 41.36     $ 38.70     $ 33.05
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     893         383          86
---------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
---------------------------------------------------------------------------------------
  Unit value                                          $ 11.71     $ 10.66          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   2,788          46          --
---------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
---------------------------------------------------------------------------------------
  Unit value                                          $ 12.84     $ 11.05     $  8.32
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     649         530         142
---------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
---------------------------------------------------------------------------------------
  Unit value                                          $ 14.95     $ 13.34     $  9.63
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     312         478         121
---------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
---------------------------------------------------------------------------------------
  Unit value                                               --          --          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --          --
---------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
---------------------------------------------------------------------------------------
  Unit value                                          $ 19.43     $ 17.87     $ 13.86
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     802         502         184
---------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
---------------------------------------------------------------------------------------
  Unit value                                          $ 16.44     $ 13.75     $ 10.92
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     522         441         161
---------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
---------------------------------------------------------------------------------------
  Unit value                                          $  5.54          --          --
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      15          --          --
---------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
---------------------------------------------------------------------------------------
  Unit value                                          $  7.96     $  7.82     $  6.22
---------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     204         249          42
---------------------------------------------------------------------------------------


A-14 Appendix I: Condensed financial information

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                   -----------------------------------------------------------
                                                        2009       2008        2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 10.09   $   7.70    $  13.14    $  12.67    $  12.00
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,490      1,426       1,289       1,484         351
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  9.74   $   7.54    $  12.71    $  12.72    $  11.55
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  2,196      2,528       3,063       1,393       1,585
--------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $169.68   $ 134.51    $ 243.48    $ 239.38    $ 219.99
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     60         63          65          73          73
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 12.71   $  12.59    $  14.07    $  13.88    $  13.57
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,504      1,216       1,473       1,477       1,527
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  8.61   $   6.60    $  11.05    $  10.84          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,601      1,517       1,189         216          --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 22.52   $  18.20    $  29.54    $  28.64    $  25.31
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,432      1,308       1,547       1,418       1,604
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 13.33   $  10.61    $  18.08    $  16.13    $  15.01
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  2,904      3,228       3,346       2,714       2,354
--------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  9.31   $   6.75    $   9.49    $   8.67    $   8.33
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    537        353         249         215         280
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  8.99   $   7.01    $  10.45    $  10.42          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,908      1,649       1,574         368          --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $  7.44   $   5.89    $   9.49          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  4,971      5,195       2,805          --          --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 11.41   $   9.95    $  11.75    $  11.56    $  10.48
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    248        305         337         193          77
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 26.23   $  18.86    $  27.67    $  25.76    $  22.05
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    666        610         618         233          79
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                         $ 11.16   $  11.14    $  10.64    $   9.90    $   9.74
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,037      1,063         476         185           8
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                                     FOR THE YEARS ENDED DECEMBER 31,
                                                    ----------------------------------
                                                         2004        2003       2002
--------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------
  Unit value                                         $  11.62    $  11.20   $   9.19
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     160         164         40
--------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------
  Unit value                                         $  11.08    $  10.16   $   7.86
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,200         776        200
--------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------
  Unit value                                         $ 214.55    $ 191.26   $ 130.09
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      64          29          9
--------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------
  Unit value                                         $  13.50    $  13.20   $  12.99
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,343       1,175        441
--------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------
  Unit value                                               --          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --         --
--------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------
  Unit value                                         $  24.66    $  22.76   $  18.11
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,386       1,074        399
--------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------
  Unit value                                         $  13.79    $  12.69   $   9.85
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   1,938       1,510        386
--------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------
  Unit value                                         $   8.15    $   7.75   $   5.70
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     377         218         32
--------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------
  Unit value                                               --          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --         --
--------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------
  Unit value                                               --          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --         --
--------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------
  Unit value                                               --          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --         --
--------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------
  Unit value                                         $  21.50          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                       9          --         --
--------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------
  Unit value                                               --          --         --
--------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      --          --         --
--------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-15

    To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



-------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                 ------------------------------------------------------------
                                                      2009        2008         2007        2006        2005
-------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 15.74     $ 10.67      $ 25.45     $ 18.23     $ 13.53
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,600       1,528        1,726        1239         755
-------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 18.41     $ 19.16      $ 18.82     $ 17.92     $ 17.67
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  875         948          404         376         481
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.54     $  8.68      $ 16.01     $ 14.13     $ 12.06
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,278       2,341        2,289       3,208       2,337
-------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.82     $  9.50      $ 16.18     $ 14.17     $ 11.47
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  777         796          665         269          56
-------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 11.61     $  8.93      $ 15.08     $ 15.53     $ 13.12
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  275         280          288         351         347
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.03     $  6.46      $ 10.50     $ 10.28     $  9.26
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  367         389          458         510         603
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $  6.39     $  4.78      $  7.62     $  6.80     $  6.96
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,047       1,004        1,050       1,042       1,055
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 13.34     $ 10.06      $ 16.57     $ 14.58     $ 13.76
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  249         298          492         192         184
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $  5.15     $  4.39      $ 10.32     $ 11.17     $ 10.63
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  868         847          809         532         144
-------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.76     $  9.09      $ 16.31     $ 17.38     $ 14.57
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,313       2,668        3,123       2,507       2,363
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.97     $  7.73      $ 12.39     $ 12.18     $ 10.57
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  344         351          369         308          83
-------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.63     $  8.62      $ 12.70     $ 11.67     $ 10.54
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  455         425          442         196          84
-------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.92     $  6.66      $ 13.35     $ 12.57     $ 11.47
-------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,781       1,863        2,166       1,890       1,556
-------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------
                                                 FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------
                                                      2004       2003       2002
----------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
----------------------------------------------------------------------------------
  Unit value                                       $ 10.37    $  8.53    $  5.56
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  609        457         69
----------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
----------------------------------------------------------------------------------
  Unit value                                       $ 17.76    $ 17.72    $ 17.65
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  416        458        259
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
----------------------------------------------------------------------------------
  Unit value                                       $ 10.47    $  9.38    $  7.19
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,926      1,026        282
----------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
----------------------------------------------------------------------------------
  Unit value                                            --         --         --
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --         --
----------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------
  Unit value                                       $ 12.84    $ 11.78    $  9.45
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  370        307        128
----------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
----------------------------------------------------------------------------------
  Unit value                                       $  8.79    $  8.03    $  6.69
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  610        598        229
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------
  Unit value                                       $  6.16    $  5.78    $  4.77
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  981        856        341
----------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
----------------------------------------------------------------------------------
  Unit value                                       $ 12.84    $ 11.60    $  9.12
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  149         93         38
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
----------------------------------------------------------------------------------
  Unit value                                            --         --         --
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --         --
----------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
----------------------------------------------------------------------------------
  Unit value                                       $ 14.06    $ 12.60    $  9.96
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,169      1,481        530
----------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
----------------------------------------------------------------------------------
  Unit value                                            --         --         --
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --         --
----------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
----------------------------------------------------------------------------------
  Unit value                                            --         --         --
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   --         --         --
----------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------
  Unit value                                       $ 10.97    $  9.62    $  6.81
----------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,391        883        285
----------------------------------------------------------------------------------


A-16 Appendix I: Condensed financial information

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                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



----------------------------------------------------------------------------------------------------------
                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                 ---------------------------------------------------------
                                                      2009       2008         2007        2006        2005
----------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 13.01    $  9.74      $ 16.40     $ 16.96     $ 15.34
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                2,158        902        1,069       1,156       1,107
----------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 27.28    $ 27.75      $ 27.65     $ 26.86     $ 26.15
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,227      1,943        1,051       1,102         845
----------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  4.77    $  3.74      $  5.66     $  4.77     $  4.49
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,099      1,560          657          83          72
----------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.00    $  6.50      $ 10.69     $ 10.70          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,402      1,644        1,727         258          --
----------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  9.14    $  6.71      $ 11.51     $ 11.08          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  860        786          674          83          --
----------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 10.73    $ 10.11      $ 10.72     $  9.78     $  9.91
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                3,673      2,525        1,235         730         286
----------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 15.38    $ 14.75      $ 16.06     $ 15.63     $ 15.31
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,133        502          626         590         573
----------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.86    $ 10.37      $ 16.02     $ 16.60     $ 14.35
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                1,024        720          713         744         596
----------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.98    $  9.26      $ 16.30     $ 15.46     $ 16.39
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  610        421          401          47          41
----------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.02    $  6.27      $ 10.78     $ 10.75          --
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  735        848          853         178          --
----------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  4.63    $  3.56      $  6.04     $  6.07     $  5.41
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  166        153           89         104          69
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
----------------------------------------------------------------------------------------------------------
  Unit value                                       $  8.89    $  7.04      $ 11.36     $ 11.85     $ 10.40
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  490        545          539         602         296
----------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
----------------------------------------------------------------------------------------------------------
  Unit value                                       $ 12.75    $  8.26      $ 15.95     $ 13.26     $ 12.34
----------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  885        695          782         297         179
----------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                                    FOR THE YEARS ENDED DECEMBER 31,
                                                    ---------------------------------
                                                        2004        2003       2002
-------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------
  Unit value                                         $ 14.02     $ 12.10    $  9.24
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                  1,007         636        237
-------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------
  Unit value                                         $ 25.92     $ 26.17    $ 26.47
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    349         434        630
-------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------
  Unit value                                         $  4.34          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     22          --         --
-------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------
  Unit value                                         $ 15.27     $ 14.97    $ 14.71
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    555         512        198
-------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------
  Unit value                                         $ 14.00     $ 12.10    $  8.44
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    575         449        122
-------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------
  Unit value                                         $ 16.03          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                      6          --         --
-------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------
  Unit value                                         $  5.05          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------
  Unit value                                              --          --         --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                     --          --         --
-------------------------------------------------------------------------------------


                                Appendix I: Condensed financial information A-17

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                          www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009. (CONTINUED)



--------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------------
                                                     2009        2008         2007        2006        2005
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 42.88     $ 31.77      $ 60.62     $ 55.37     $ 53.59
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 144          53           56          47          25
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 12.66     $ 11.89      $ 11.80     $ 11.30     $ 11.08
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                               3,238       3,511        1,494       2,030       1,611
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 12.18     $  9.54      $ 18.39     $ 16.64     $ 13.51
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 967         951        1,047       1,030         783
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $  9.68     $  7.43      $ 12.50     $ 12.11     $ 10.85
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 452         447          473         453         353
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $  7.46     $  5.56      $ 10.35     $  9.47     $  9.62
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 747         840          881       1,014         980
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 10.67     $  8.83      $ 14.37     $ 14.10     $ 12.02
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 860         921        1,210       1,363       1,238
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $  9.13     $  6.55      $ 11.81     $ 10.74     $  9.96
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 810         813          934       1,035       1,075
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 12.02     $  8.47      $ 13.46     $ 13.68     $ 12.13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 803         727          805        1010         876
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 24.86     $ 23.07      $ 30.68     $ 30.26     $ 28.00
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 663         523          526         758         755
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $  6.55     $  4.95      $  8.71     $  8.54     $  7.89
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 786         687          788         475         242
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $ 12.81     $ 10.31      $ 16.88     $ 19.05     $ 16.69
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 586         666          748        1201         991
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
  Unit value                                      $  9.80     $  6.29      $ 12.10     $ 10.41     $  9.87
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 766         462          597         350         311
--------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------
                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                  -----------------------------------
                                                       2004        2003        2002
-------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------
  Unit value                                        $ 50.38     $ 45.72     $ 33.82
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    28          10           4
-------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------
  Unit value                                        $ 11.07     $ 10.84     $ 10.63
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,424       1,202         628
-------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------
  Unit value                                        $ 11.90     $ 10.27     $  7.78
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   806         360         135
-------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------
  Unit value                                        $ 10.34     $  9.59     $  7.61
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   272         238         104
-------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------
  Unit value                                        $  9.10     $  8.68     $  6.76
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   876         792         408
-------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------
  Unit value                                        $ 11.42     $ 10.15     $  7.88
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,242         726         316
-------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------
  Unit value                                        $  9.35     $  8.52     $  6.18
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,055         731         292
-------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------
  Unit value                                        $ 11.49     $ 10.15     $  7.34
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                 1,011         560         206
-------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------
  Unit value                                        $ 27.64     $ 25.87     $ 21.48
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   771         557         125
-------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------
  Unit value                                        $  7.46          --          --
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                    59          --          --
-------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------
  Unit value                                        $ 16.22     $ 14.09     $ 10.43
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   884         641         270
-------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------
  Unit value                                        $  9.02     $  8.74     $  5.64
-------------------------------------------------------------------------------------
  Separate Account No. 49 number of units
  outstanding (000's)                                   306          98          14
-------------------------------------------------------------------------------------



A-18 Appendix I: Condensed financial information
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Appendix II: Purchase considerations for QP contracts*


--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contracts are no longer available to new purchasers.
Trustees who are considering the purchase of an Accumulator(R) Series QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) Series QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) Series QP contract to fund a plan for the contract's features and benefits other than tax deferral after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.


We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 (70, under Accumulator(R) Plus(SM) contracts), or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges; (2) market value adjustments; or (3) benefit base adjustments to an optional benefit.


AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.


Given that required minimum distributions must generally commence from the plan for participants after age 70-1/2, trustees should consider:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.


* QP contracts are available for Accumulator(R), Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM) contracts owners only.


                       Appendix II: Purchase considerations for QP contracts B-1
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Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 16, 2010 to a fixed maturity option with a maturity date of February 16, 2018 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculation below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 16, 2014(a). Please note that withdrawal charges do not apply to Accumulator(R) Select(SM) contracts.





---------------------------------------------------------------------------------------------------------------------------
                                                                                 HYPOTHETICAL ASSUMED RATE TO MATURITY(J)
                                                                                    ("J" IN THE CALCULATION BELOW)
                                                                                           FEBRUARY 16, 2014
---------------------------------------------------------------------------------------------------------------------------
                                                                                          5.00%           9.00%
---------------------------------------------------------------------------------------------------------------------------
 AS OF FEBRUARY 16, 2014 BEFORE WITHDRAWAL
---------------------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount(b)                                                           $141,389        $121,737
---------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount(c)                                                            $131,104        $131,104
---------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                                  $ 10,285        $ (9,367)
---------------------------------------------------------------------------------------------------------------------------
 ON FEBRUARY 16, 2014 AFTER $50,000 WITHDRAWAL
---------------------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                                                 $  3,637        $ (3,847)
---------------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)             $ 46,363        $ 53,847
---------------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                               $ 91,389        $ 71,737
---------------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                                    $ 84,741        $ 77,257
---------------------------------------------------------------------------------------------------------------------------
(8) Maturity value(d)                                                                   $111,099        $101,287
---------------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:


 (a) Number of days from the withdrawal date to the maturity date = D = 1,461
 (b) Market adjusted amount is based on the following calculation:

     Maturity value          $171,882
     ---------------  =  ----------------     where j is either 5% or 9%
      (1+j)(D/365)       (1+j)(1,461/365)

 (c) Fixed maturity amount is based on the following calculation:

     Maturity value          $171,882
     ---------------  =  ------------------
       (1+h)(D/365)      (1+0.07)(1,461/365)

 (d) Maturity value is based on the following calculation:

     Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257) x (1+0.07)(1,461/365)

C-1 Appendix III: Market value adjustment example
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Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation for Accumulator(R), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts. The enhanced death benefit calculation for Accumulator(R) Plus(SM) contracts is illustrated on the next page. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond Index, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:



--------------------------------------------------------------------------------------------------------
   END OF
 CONTRACT                        6% ROLL-UP TO AGE 85     ANNUAL RATCHET TO AGE 85       GWBL ENHANCED
   YEAR        ACCOUNT VALUE        BENEFIT BASE               BENEFIT BASE          DEATH BENEFIT BASE
--------------------------------------------------------------------------------------------------------
     1          $ 105,000           $  106,000(4)              $  105,000(1)            $  105,000(5)
--------------------------------------------------------------------------------------------------------
     2          $ 115,500           $  112,360(3)              $  115,500(1)            $  115,500(5)
--------------------------------------------------------------------------------------------------------
     3          $ 129,360           $  119,102(3)              $  129,360(1)            $  129,360(5)
--------------------------------------------------------------------------------------------------------
     4          $ 103,488           $  126,248(3)              $  129,360(2)            $  135,828(6)
--------------------------------------------------------------------------------------------------------
     5          $ 113,837           $  133,823(4)              $  129,360(2)            $  142,296(6)
--------------------------------------------------------------------------------------------------------
     6          $ 127,497           $  141,852(4)              $  129,360(2)            $  148,764(6)
--------------------------------------------------------------------------------------------------------
     7          $ 127,497           $  150,363(4)              $  129,360(2)            $  155,232(6)
--------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 2 through 4, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 1 and 5 through 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5) At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6) At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

                                 Appendix IV: Enhanced death benefit example D-1
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The following illustrates the enhanced death benefit calculation for
Accumulator(R) Plus(SM) contracts. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond Index, EQ/Money Market, EQ/PIMCO Ultra Short Bond, the guaranteed interest option or the fixed maturity options) , no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an owner age 45 would be calculated as follows:



----------------------------------------------------------------------------------------------------------------
  END OF CONTRACT                        6% ROLL-UP TO AGE 85     ANNUAL RATCHET TO AGE 85       GWBL ENHANCED
       YEAR            ACCOUNT VALUE        BENEFIT BASE               BENEFIT BASE          DEATH BENEFIT BASE
----------------------------------------------------------------------------------------------------------------
         1              $ 109,200           $  106,000(3)              $  109,200(1)            $  109,200(5)
----------------------------------------------------------------------------------------------------------------
         2              $ 120,120           $  112,360(3)              $  120,120(1)            $  120,120(5)
----------------------------------------------------------------------------------------------------------------
         3              $ 134,534           $  119,102(3)              $  134,534(1)            $  134,534(5)
----------------------------------------------------------------------------------------------------------------
         4              $ 107,628           $  126,248(3)              $  134,534(3)            $  141,261(6)
----------------------------------------------------------------------------------------------------------------
         5              $ 118,390           $  133,823(3)              $  134,534(2)            $  147,988(6)
----------------------------------------------------------------------------------------------------------------
         6              $ 132,597           $  141,852(4)              $  134,534(2)            $  154,715(6)
----------------------------------------------------------------------------------------------------------------
         7              $ 132,597           $  150,363(4)              $  134,534(2)            $  161,441(6)
----------------------------------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 85

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is equal to or higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.

(3) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 85.

(4) At the end of contract years 6 and 7, the enhanced death benefit will be based on the 6% Roll-Up to age 85.


GWBL ENHANCED DEATH BENEFIT

This example assumes no withdrawals. The GWBL Enhanced death benefit is a guaranteed minimum death benefit that is only available if you elect the Guaranteed withdrawal benefit for life. If you plan to take withdrawals during any of the first seven contract years, this illustration is of limited usefulness to you.

(5) At the end of contract years 1 through 3, the GWBL Enhanced death benefit is equal to the current account value.

(6) At the end of contract years 4 through 7, the GWBL Enhanced death benefit is greater than the current account value.

D-2 Appendix IV: Enhanced death benefit example
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Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite(SM) and Accumulator(R) Select(SM) contracts, respectively. The tables illustrate the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.39)%, 3.61% for Accumulator(R) contracts; (2.64)% and 3.36% for Accumulator(R) Plus(SM) contracts; (2.74)% and 3.26% for Accumulator(R) Elite(SM) contracts; and (2.79)% and 3.21% for Accumulator(R) Select(SM) contracts at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85" enhanced death benefit charge, the Earnings enhancement benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


                                      Appendix V: Hypothetical illustrations E-1
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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85
    GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                          GREATER OF 6%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                          85 OR ANNUAL                          GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000  100,000    93,000    93,000   100,000  100,000    100,000  100,000       N/A      N/A      N/A      N/A
 61        1      95,890  101,869    88,890    94,869   106,000  106,000    108,400  108,400       N/A      N/A      N/A      N/A
 62        2      91,810  103,717    84,810    96,717   112,360  112,360    117,304  117,304       N/A      N/A      N/A      N/A
 63        3      87,754  105,536    81,754    99,536   119,102  119,102    126,742  126,742       N/A      N/A      N/A      N/A
 64        4      83,716  107,322    77,716   101,322   126,248  126,248    136,747  136,747       N/A      N/A      N/A      N/A
 65        5      79,689  109,068    74,689   104,068   133,823  133,823    147,352  147,352       N/A      N/A      N/A      N/A
 66        6      75,668  110,766    72,668   107,766   141,852  141,852    158,593  158,593       N/A      N/A      N/A      N/A
 67        7      71,647  112,408    70,647   111,408   150,363  150,363    170,508  170,508       N/A      N/A      N/A      N/A
 68        8      67,618  113,986    67,618   113,986   159,385  159,385    183,139  183,139       N/A      N/A      N/A      N/A
 69        9      63,574  115,491    63,574   115,491   168,948  168,948    196,527  196,527       N/A      N/A      N/A      N/A
 70       10      59,509  116,914    59,509   116,914   179,085  179,085    210,719  210,719     9,814    9,814    9,814    9,814
 75       15      38,540  122,381    38,540   122,381   239,656  239,656    295,518  295,518    14,643   14,643   14,643   14,643
 80       20      15,731  123,794    15,731   123,794   320,714  320,714    408,999  408,999    22,001   22,001   22,001   22,001
 85       25           0  118,757         0   118,757         0  429,187          0  517,472         0   35,794        0   35,794
 90       30           0  124,448         0   124,448         0  429,187          0  517,472       N/A      N/A      N/A      N/A
 95       35           0  131,126         0   131,126         0  429,187          0  517,472       N/A      N/A      N/A      N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


E-2 Appendix V: Hypothetical illustrations
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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85
    GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                          GREATER OF 6%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                          85 OR ANNUAL                          GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     104,000  104,000    96,000    96,000   100,000  100,000    100,000  100,000       N/A      N/A      N/A      N/A
 61        1      99,522  105,740    91,522    97,740   106,000  106,000    108,400  108,400       N/A      N/A      N/A      N/A
 62        2      95,095  107,450    87,095    99,450   112,360  112,360    117,304  117,304       N/A      N/A      N/A      N/A
 63        3      90,712  109,123    83,712   102,123   119,102  119,102    126,742  126,742       N/A      N/A      N/A      N/A
 64        4      86,367  110,754    79,367   103,754   126,248  126,248    136,747  136,747       N/A      N/A      N/A      N/A
 65        5      82,053  112,335    76,053   106,335   133,823  133,823    147,352  147,352       N/A      N/A      N/A      N/A
 66        6      77,763  113,859    72,763   108,859   141,852  141,852    158,593  158,593       N/A      N/A      N/A      N/A
 67        7      73,490  115,318    69,490   111,318   150,363  150,363    170,508  170,508       N/A      N/A      N/A      N/A
 68        8      69,228  116,703    66,228   113,703   159,385  159,385    183,139  183,139       N/A      N/A      N/A      N/A
 69        9      64,968  118,006    64,968   118,006   168,948  168,948    196,527  196,527       N/A      N/A      N/A      N/A
 70       10      60,703  119,216    60,703   119,216   179,085  179,085    210,719  210,719     9,814    9,814    9,814    9,814
 75       15      38,968  123,472    38,968   123,472   239,656  239,656    295,518  295,518    14,643   14,643   14,643   14,643
 80       20      15,754  123,427    15,754   123,427   320,714  320,714    408,999  408,999    22,001   22,001   22,001   22,001
 85       25           0  116,712         0   116,712         0  429,187          0  517,472         0   35,794        0   35,794
 90       30           0  120,480         0   120,480         0  429,187          0  517,472       N/A      N/A      N/A      N/A
 95       35           0  124,846         0   124,846         0  429,187          0  517,472       N/A      N/A      N/A      N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                      Appendix V: Hypothetical illustrations E-3

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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85
    GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                          GREATER OF 6%
                                                         ROLL-UP TO AGE                                  LIFETIME ANNUAL
                                                          85 OR ANNUAL                          GUARANTEED MINIMUM INCOME BENEFIT
                                                         RATCHET TO AGE                        -----------------------------------
                                                          85 GUARANTEED    TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH     WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT       ENHANCEMENT BENEFIT      INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ----------------- -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
 60        0     100,000  100,000    92,000    92,000   100,000  100,000    100,000  100,000       N/A      N/A      N/A      N/A
 61        1      95,542  101,521    87,542    93,521   106,000  106,000    108,400  108,400       N/A      N/A      N/A      N/A
 62        2      91,138  103,003    84,138    96,003   112,360  112,360    117,304  117,304       N/A      N/A      N/A      N/A
 63        3      86,782  104,440    80,782    98,440   119,102  119,102    126,742  126,742       N/A      N/A      N/A      N/A
 64        4      82,468  105,826    77,468   100,826   126,248  126,248    136,747  136,747       N/A      N/A      N/A      N/A
 65        5      78,188  107,154    78,188   107,154   133,823  133,823    147,352  147,352       N/A      N/A      N/A      N/A
 66        6      73,935  108,416    73,935   108,416   141,852  141,852    158,593  158,593       N/A      N/A      N/A      N/A
 67        7      69,703  109,603    69,703   109,603   150,363  150,363    170,508  170,508       N/A      N/A      N/A      N/A
 68        8      65,484  110,708    65,484   110,708   159,385  159,385    183,139  183,139       N/A      N/A      N/A      N/A
 69        9      61,270  111,721    61,270   111,721   168,948  168,948    196,527  196,527       N/A      N/A      N/A      N/A
 70       10      57,055  112,631    57,055   112,631   179,085  179,085    210,719  210,719     9,814    9,814    9,814    9,814
 75       15      35,577  115,237    35,577   115,237   239,656  239,656    295,518  295,518    14,643   14,643   14,643   14,643
 80       20      12,716  113,273    12,716   113,273   320,714  320,714    408,999  408,999    22,001   22,001   22,001   22,001
 85       25           0  104,357         0   104,357         0  429,187          0  517,472         0   35,794        0   35,794
 90       30           0  105,603         0   105,603         0  429,187          0  517,472       N/A      N/A      N/A      N/A
 95       35           0  107,041         0   107,041         0  429,187          0  517,472       N/A      N/A      N/A      N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


E-4 Appendix V: Hypothetical illustrations
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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85
    GUARANTEED MINIMUM DEATH BENEFIT
  EARNINGS ENHANCEMENT BENEFIT
  GUARANTEED MINIMUM INCOME BENEFIT


                                                           GREATER OF 6%
                                                          ROLL-UP TO AGE
                                                           85 OR ANNUAL
                                                          RATCHET TO AGE
                                                           85 GUARANTEED
                                                           MINIMUM DEATH
                   ACCOUNT VALUE        CASH VALUE            BENEFIT
       CONTRACT ------------------- ------------------- -------------------
 AGE     YEAR       0%        6%        0%        6%        0%        6%
----- --------- --------- --------- --------- --------- --------- ---------
 60        0     100,000  100,000    100,000  100,000    100,000  100,000
 61        1      95,492  101,471     95,492  101,471    106,000  106,000
 62        2      91,042  102,901     91,042  102,901    112,360  112,360
 63        3      86,644  104,284     86,644  104,284    119,102  119,102
 64        4      82,290  105,613     82,290  105,613    126,248  126,248
 65        5      77,975  106,882     77,975  106,882    133,823  133,823
 66        6      73,690  108,083     73,690  108,083    141,852  141,852
 67        7      69,429  109,207     69,429  109,207    150,363  150,363
 68        8      65,183  110,247     65,183  110,247    159,385  159,385
 69        9      60,947  111,191     60,947  111,191    168,948  168,948
 70       10      56,711  112,030     56,711  112,030    179,085  179,085
 75       15      35,171  114,245     35,171  114,245    239,656  239,656
 80       20      12,308  111,828     12,308  111,828    320,714  320,714
 85       25           0  102,403          0  102,403          0  429,187
 90       30           0  103,078          0  103,078          0  429,187
 95       35           0  103,855          0  103,855          0  429,187



                                    LIFETIME ANNUAL
                           GUARANTEED MINIMUM INCOME BENEFIT
                          -----------------------------------
      TOTAL DEATH BENEFIT
       WITH THE EARNINGS     GUARANTEED       HYPOTHETICAL
      ENHANCEMENT BENEFIT      INCOME            INCOME
      ------------------- ----------------- -----------------
 AGE      0%        6%       0%       6%       0%       6%
----- --------- --------- -------- -------- -------- --------
 60    100,000  100,000       N/A      N/A      N/A      N/A
 61    108,400  108,400       N/A      N/A      N/A      N/A
 62    117,304  117,304       N/A      N/A      N/A      N/A
 63    126,742  126,742       N/A      N/A      N/A      N/A
 64    136,747  136,747       N/A      N/A      N/A      N/A
 65    147,352  147,352       N/A      N/A      N/A      N/A
 66    158,593  158,593       N/A      N/A      N/A      N/A
 67    170,508  170,508       N/A      N/A      N/A      N/A
 68    183,139  183,139       N/A      N/A      N/A      N/A
 69    196,527  196,527       N/A      N/A      N/A      N/A
 70    210,719  210,719     9,814    9,814    9,814    9,814
 75    295,518  295,518    14,643   14,643   14,643   14,643
 80    408,999  408,999    22,001   22,001   22,001   22,001
 85          0  517,472         0   35,794        0   35,794
 90          0  517,472       N/A      N/A      N/A      N/A
 95          0  517,472       N/A      N/A      N/A      N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                      Appendix V: Hypothetical illustrations E-5
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Appendix VI: Earnings enhancement benefit example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes the Earnings enhancement benefit for an owner age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. The calculation is as follows:

                                                                No withdrawal   $3,000 withdrawal   $6,000 withdrawal
----------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                                           100,000           100,000             100,000
----------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal.*                           104,000           104,000             104,000
----------------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT EARNINGS: death
    benefit less net contributions (prior to the withdrawal
C   in D).                                                          4,000             4,000               4,000
    B minus A.
----------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                                        0               3,000               6,000
----------------------------------------------------------------------------------------------------------------------
    EXCESS OF THE WITHDRAWAL OVER THE EARNINGS
E   ENHANCEMENT BENEFIT EARNINGS                                      0                 0                 2,000
    greater of D minus C or zero
----------------------------------------------------------------------------------------------------------------------
    NET CONTRIBUTIONS (adjusted for the withdrawal in D)
F   A minus E                                                      100,000           100,000              98,000
----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT (adjusted for the withdrawal in D)
G   B minus D                                                      104,000           101,000              98,000
----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT LESS NET CONTRIBUTIONS
H   G minus F                                                       4,000             1,000                 0
----------------------------------------------------------------------------------------------------------------------
I   EARNINGS ENHANCEMENT BENEFIT FACTOR                              40%               40%                 40%
----------------------------------------------------------------------------------------------------------------------
    EARNINGS ENHANCEMENT BENEFIT
J   H times I                                                       1,600              400                  0
----------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT: including the Earnings enhancement
K   benefit G plus J                                               105,600           101,400              98,000
----------------------------------------------------------------------------------------------------------------------

* The death benefit is the greater of the account value or any applicable death benefit.


F-1 Appendix VI: Earnings enhancement benefit example
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Appendix VII: State contract availability and/or variations of certain features and benefits


--------------------------------------------------------------------------------


Certain information is provided for historical purpose only. The contracts are no longer available to new purchasers.


The following information is a summary of the states where the Accumulator(R) Series contracts or certain features and/or benefits in the contracts are either not available or vary from the respective contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also Appendix VIII later in this Prospectus for information about the availability of certain features under your contract.



STATES WHERE CERTAIN ACCUMULATOR(R) SERIES CONTRACTS' FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:




------------------------------------------------------------------------------------------------------------------------------------
 STATE                     FEATURES AND BENEFITS                                      AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                See "Contract features and benefits"--"Your right           If you reside in the state of California
                          to cancel within a certain number of days"                  and you are age 60 and older at the time
                                                                                      the contract is issued, you may return
                                                                                      your variable annuity contract within 30
                                                                                      days from the date that you receive it
                                                                                      and receive a refund as described below.

                                                                                      If you allocate your entire initial
                                                                                      contribution to the EQ/Money Market
                                                                                      option (and/or guaranteed interest
                                                                                      option, if available), the amount of
                                                                                      your refund will be equal to your
                                                                                      contribution, unless you make a
                                                                                      transfer, in which case the amount of
                                                                                      your refund will be equal to your
                                                                                      account value on the date we receive
                                                                                      your request to cancel at our processing
                                                                                      office. This amount could be less than
                                                                                      your initial contribution. If the
                                                                                      Principal guarantee benefit or
                                                                                      Guaranteed withdrawal benefit for life
                                                                                      is elected, the invest- ment allocation
                                                                                      during the 30 day free look period is
                                                                                      limited to the guaranteed interest
                                                                                      option. If you allocate any por- tion of
                                                                                      your initial contribution to the
                                                                                      variable investment options (other than
                                                                                      the EQ/Money Market option) and/or fixed
                                                                                      maturity options, your refund will be
                                                                                      equal to your account value on the date
                                                                                      we receive your request to cancel at our
                                                                                      processing office.
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA                   See "Contract features and benefits" in "Credits"           The following information replaces the
                          (For Accumulator(R) Plus(SM) contracts only)                second bullet of the final set of
                                                                                      bullets in this section:

                                                                                      o You may annuitize your contract after
                                                                                        thirteen months, however, if you elect
                                                                                        to receive annuity payments within
                                                                                        five years of the contract date, we
                                                                                        will recover the credit that applies
                                                                                        to any contribution made in that five
                                                                                        years. If you start receiving annuity
                                                                                        payments after five years from the
                                                                                        contract date and within three years
                                                                                        of making any contribution, we will
                                                                                        recover the credit that applies to any
                                                                                        contribution made within the prior
                                                                                        three years.
------------------------------------------------------------------------------------------------------------------------------------
OREGON                    See "We require that the following types of                 The following is added:
(For Accumulator(R),      communications be on specific forms we provide                 (20) requests for required minimum
Accumulator(R) Plus(SM)   for that purpose:" in "Who is AXA Equitable?"                       distributions, other than pursuant
and Accumulator(R)                                                                            to our automatic RMD service.
Elite(SM) contracts
only--Accumulator(R)      Flexible Premium IRA, Flexible Premium Roth IRA and
Select(SM) contracts      QP contracts                                                Not Available
not available)
                          Fixed maturity options                                      Not Available
------------------------------------------------------------------------------------------------------------------------------------


                           Appendix VII: State contract availability and/or
                                variations of certain features and benefits  G-1

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                           www.axa-equitable.com/green



------------------------------------------------------------------------------------------------------------------------------------
 STATE           FEATURES AND BENEFITS                                             AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
OREGON           Automatic investment program                                      Not Available
(CONTINUED)
                 Special dollar cost averaging program                             o   Available only during the first contract
                 (For Accumulator(R) and Accumulator(R) Elite(SM) contracts            year.
                 only)                                                             o   Subsequent contributions cannot be used to
                                                                                       elect new programs after the first contract
                                                                                       year. You may make subsequent contributions
                                                                                       to the initial programs while they are still
                                                                                       running.

                 See "How you can contribute to your contract" in "Contract        Additional contributions are limited to the first
                 features and benefits"                                            year after the contract issue date only.

                 See "Guaranteed minimum death benefit/Guaranteed mini-            The Roll-Up benefit base is eligible for reset
                 mum income benefit roll-up benefit base reset" in                 beginning on the fifth contract date anniversary
                 "Contract features and benefits"                                  and on each fifth or later contract date
                                                                                   anniversary after a reset.

                 See "Lifetime required minimum distribution withdrawals"          The following replaces the third paragraph:
                 under "Withdrawing your account value" in "Accessing
                 your money"                                                       We generally will not impose a withdrawal charge
                                                                                   on mini- mum distribution withdrawals even if you
                                                                                   are not enrolled in our automatic RMD service
                                                                                   except if, when added to a lump sum withdrawal
                                                                                   previously taken in the same contract year, the
                                                                                   minimum distribution withdrawals exceed the 10%
                                                                                   free withdrawal amount. In order to avoid a with-
                                                                                   drawal charge in connection with minimum
                                                                                   distribution withdrawals outside of our automatic
                                                                                   RMD service, you must notify us using our request
                                                                                   form. Such minimum distri- bution withdrawals
                                                                                   must be based solely on your contract's account
                                                                                   value.

                 See "Selecting an annuity payout option" under "Your              for Accumulator(R) contracts:
                 annuity payout options" in "Accessing your money"
                                                                                   An annuity commencement date earlier than seven
                                                                                   years from the contract issue date may not be
                                                                                   elected.

                                                                                   for Accumulator(R) Elite(SM) contracts:

                                                                                   An annuity commencement date earlier than four
                                                                                   years from the contract issue date may not be
                                                                                   elected.

                                                                                   for Accumulator(R) Plus(SM) contracts:

                                                                                   An annuity commencement date earlier than eight
                                                                                   years from the contract issue date may not be
                                                                                   elected.

                 See "Greater of 6% Roll-Up to age 85 or Annual Ratchet            The charge is equal to 0.60% of the Greater of 6%
                 to age 85" under "Guaranteed minimum death benefit                Roll-Up to age 85 or Annual Ratchet to age 85
                 charge" in "Charges and expenses"                                 benefit base.

                 See "Disability, terminal illness, or confinement to nursing      Item (i) under this section is deleted in its
                 home" under "Withdrawal charge" in "Charges and                   entirety
                 expenses"
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA     Contributions                                                     Your contract refers to contributions as
                                                                                   premiums.

                 Special dollar cost averaging program                             In Pennsylvania, we refer to this program as
                 (For Accumulator(R) and Accumulator(R) Elite(SM) contracts        "enhanced rate dollar cost averaging."
                 only)

                 See "Disability, terminal illness, or confinement to nursing      Item (iii) under this section is deleted in its
                 home" under "Withdrawal charge" in "Charges and                   entirety.
                 expenses" (For Accumulator(R), Accumulator(R) Plus(SM) and
                 Accumulator(R) Elite(SM) contracts only)
------------------------------------------------------------------------------------------------------------------------------------


G-2 Appendix VII: State contract availability and/or variations of certain features and benefits

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                          www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                           AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA   Required disclosure for Pennsylvania customers                   Any person who knowingly and with intent to
(CONTINUED)                                                                     defraud any insurance company or other person
                                                                                files an application for insurance or statement of
                                                                                claim containing any materially false information
                                                                                or conceals for the purpose of misleading,
                                                                                information concerning any fact material thereto
                                                                                commits a fraudulent insurance act, which is a
                                                                                crime and subjects such person to criminal and
                                                                                civil penalties.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO    IRA, Roth IRA, Inherited IRA, QP and Rollover TSA contracts      Not Available

               Beneficiary continuation option (IRA)                            Not Available

               Tax Information--Special rules for NQ contracts                  Income from NQ contracts we issue is U.S. source.
                                                                                A Puerto Rico resident is subject to U.S. taxation
                                                                                on such U.S. source income. Only Puerto Rico
                                                                                source income of Puerto Rico residents is
                                                                                excludable from U.S. taxation. Income from NQ
                                                                                contracts is also subject to Puerto Rico tax. The
                                                                                calculation of the taxable portion of amounts
                                                                                distributed from a contract may differ in the
                                                                                two jurisdictions. Therefore, you might have to
                                                                                file both U.S. and Puerto Rico tax returns,
                                                                                showing different amounts of income from the
                                                                                contract for each tax return. Puerto Rico
                                                                                generally provides a credit against Puerto Rico
                                                                                tax for U.S. tax paid. Depending on your per-
                                                                                sonal situation and the timing of the different
                                                                                tax liabilities, you may not be able to take full
                                                                                advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
TEXAS          See "Charges that AXA Equitable deducts" under "Annual           We will deduct the annual administrative charge on
               administrative charge" in "Charges and expenses"                 a pro rata basis but only from your value in the
                                                                                variable invest- ment options. We will not deduct
                                                                                this charge from your value in the guaranteed
                                                                                interest option.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON     Guaranteed interest option                                       Not Available

               Investment simplifier -- Fixed-dollar option                     Not Available
               and Interest sweep option

               Fixed maturity options                                           Not Available

               Income Manager(R) payout option                                  Not Available

               Earnings enhancement benefit                                     Not Available

               Special dollar cost averaging program                            o Available only at issue
               (For Accumulator(R) and Accumulator(R) Elite(SM) contracts       o Subsequent contributions cannot be used to elect
               only)                                                              new programs. You may make subsequent
                                                                                  contributions to the initial programs while they
                                                                                  are still running.

               "Greater of 6% Roll-Up to age 85 or Annual Ratchet to            All references to this feature are deleted in
               age 85 enhanced death benefit"                                   their entirety.

                                                                                You have the choice of the following guaranteed
                                                                                minimum death benefits: the Greater of 4% Roll-Up
                                                                                to age 85 or Annual Ratchet to age 85; the Annual
                                                                                Ratchet to age 85; the Standard death benefit; the
                                                                                GWBL Enhanced death benefit; or the GWBL Standard
                                                                                death benefit.

               See "Guaranteed minimum death benefit charge" in "Fee            The charge for the Greater of 4% Roll-Up to age 85
               table" and in "Charges and expenses"                             or Annual Ratchet to age 85 is 0.60%
------------------------------------------------------------------------------------------------------------------------------------

                            Appendix VII: State contract availability and/or
                                 variations of certain features and benefits G-3

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                          www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                           AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "Guaranteed minimum death benefit and Guaranteed            o If you elect the 6% Guaranteed minimum income
(CONTINUED)     minimum income benefit base" in "Contract features and            benefit with the Greater of 4% Roll-Up to age 85
                benefits"                                                         or Annual Ratchet to age 85 enhanced death
                                                                                  benefit, the variable investment options (other
                                                                                  than those variable investment options that roll
                                                                                  up at 3%), the account for special dollar cost
                                                                                  averaging program and the account for 12 month
                                                                                  dollar cost averaging will roll up at an annual
                                                                                  rate of 6% for the Guaranteed minimum income
                                                                                  benefit base and 4% for the 4% Roll-Up to age 85
                                                                                  benefit base.

                                                                                o If you elect the Greater of 4% Roll-Up to age 85
                                                                                  or Annual Ratchet to age 85 enhanced death
                                                                                  benefit, with- out the Guaranteed minimum income
                                                                                  benefit, the variable investment options (other
                                                                                  than those variable investment options that roll
                                                                                  up at 3%), the account for special dollar cost
                                                                                  averaging program and the account for 12 month
                                                                                  dollar cost averaging will roll up at an annual
                                                                                  rate of 4% for the 4% Roll-Up to age 85 benefit
                                                                                  base.

                See "Guaranteed minimum death benefit/Guaranteed                Your "Greater of 4% Roll-Up to age 85 or Annual
                minimum income benefit roll-up benefit base reset" in           Ratchet to age 85 enhanced death benefit" benefit
                "Contract features and benefits"                                base will reset only if your account value is
                                                                                greater than your Guaranteed minimum income
                                                                                benefit roll-up benefit base.

                See "Guaranteed minimum death benefit" in "Contract             You have a choice of the Standard death benefit,
                features and benefits"                                          the Annual Ratchet to age 85 enhanced death
                                                                                benefit, or the Greater of 4% Roll-Up to age 85 or
                                                                                Annual Ratchet to age 85 enhanced death benefit.

                See "Annual administrative charge" in "Charges and              The second paragraph of this section is replaced
                expenses"                                                       with the following:

                                                                                For Accumulator(R) and Accumulator(R) Elite(SM)
                                                                                contracts:
                                                                                The annual administrative charge will be deducted
                                                                                from the value in the variable investment options
                                                                                on a pro rata basis. If those amounts are
                                                                                insufficient, we will deduct all or a portion of
                                                                                the charge from the account for special dollar
                                                                                cost averaging. If the contract is surrendered or
                                                                                annuitized or a death benefit is paid on a date
                                                                                other than a contract date anniversary, we will
                                                                                deduct a pro rata portion of that charge for the
                                                                                year.

                                                                                For Accumulator(R) Select(SM) contracts:
                                                                                The annual administrative charge will be deducted
                                                                                from the value in the variable investment options
                                                                                on a pro rata basis. If those amounts are
                                                                                insufficient, we will deduct all or a portion of
                                                                                the charge from the account for 12 month dollar
                                                                                cost averaging. If the contract is surrendered or
                                                                                annuitized or a death benefit is paid on a date
                                                                                other than a contract date anniversary, we will
                                                                                deduct a pro rata portion of that charge for the
                                                                                year.

                                                                                For Accumulator(R) Plus(SM) contracts:
                                                                                The annual administrative charge will be deducted
                                                                                from the value in the variable investment options
                                                                                on a pro rata basis. If the contract is
                                                                                surrendered or annuitized or a death ben- efit is
                                                                                paid on a date other than a contract date
                                                                                anniversary, we will deduct a pro rata portion of
                                                                                that charge for the year.
------------------------------------------------------------------------------------------------------------------------------------

G-4 Appendix VII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                           AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      See "How withdrawals affect your Guaranteed minimum             The first sentence of the third paragraph is
(CONTINUED)     income benefit, Guaranteed minimum death benefit and            replaced with the following:
                Principal guarantee benefits" in "Accessing your money"
                                                                                With respect to the Guaranteed minimum income
                                                                                benefit and the Greater of 4% Roll-Up to age 85 or
                                                                                Annual Ratchet to age 85 enhanced death benefit,
                                                                                withdrawals (including any applicable withdrawal
                                                                                charges) will reduce each of the benefits' Roll-Up
                                                                                to age 85 benefit base on a dollar-for- dollar
                                                                                basis, as long as the sum of the withdrawals in a
                                                                                contract year is 6% or less of each benefit's
                                                                                Roll-Up benefit base on the contract issue date or
                                                                                the most recent contract date anniversary, if
                                                                                later. With respect to the Greater of 4% Roll-Up
                                                                                to age 85 or Annual Ratchet to age 85 enhanced
                                                                                death benefit, if elected without the Guaranteed
                                                                                minimum income benefit, withdrawals (including any
                                                                                applicable with- drawal charges) will reduce the
                                                                                4% Roll-Up to age 85 benefit base on a
                                                                                dollar-for-dollar basis, as long as the sum of the
                                                                                withdrawals in a contract year is 6% or less of
                                                                                the 4% Roll-Up to age 85 benefit base on the
                                                                                contract issue date or the most recent contract
                                                                                date anniversary, if later.

                See "10% free withdrawal amount" under "Withdrawal              The 10% free withdrawal amount applies to full
                charge" in "Charges and expenses" (For Accumulator(R),          surrenders.
                Accumulator(R) Plus(SM) and Accumulator(R) Elite(SM)
                contracts only)

                See "Certain withdrawals" under "Withdrawal charge" in          If you elect the Greater of 4% Roll-Up to age 85
                "Charges and expenses" (For Accumulator(R), Accumulator(R)      or Annual Ratchet to age 85 enhanced death benefit
                Plus(SM) and Accumulator(R) Elite(SM) contracts only)           without a Guar- anteed minimum income benefit, the
                                                                                withdrawal charge will be waived for any
                                                                                withdrawal that, together with any prior
                                                                                withdrawals made during the contract year, does
                                                                                not exceed 6% of the beginning of contract year 4%
                                                                                Roll-Up to age 85 benefit base, even if such
                                                                                withdrawals exceed the free with- drawal amount.

                See "Withdrawal charge" in "Charges and expenses" under         The owner (or older joint owner, if applicable)
                "Disability, terminal illness, or confinement to nursing        has qualified to receive Social Security
                home" (For Accumulator(R), Accumulator(R) Plus(SM) and          disability benefits as certified by the Social
                Accumulator(R) Elite(SM) contracts only)                        Security Administration or a statement from an
                                                                                independent U.S. licensed physician stating that
                                                                                the owner (or older joint owner, if applicable)
                                                                                meets the definition of total disability for at
                                                                                least 6 continuous months prior to the notice of
                                                                                claim. Such disability must be re-certified every
                                                                                12 months.
------------------------------------------------------------------------------------------------------------------------------------

                            Appendix VII: State contract availability and/or
                                 variations of certain features and benefits G-5
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Appendix VIII: Contract variations

--------------------------------------------------------------------------------

You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.

------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD           FEATURE/BENEFIT                               VARIATION
------------------------------------------------------------------------------------------------------------------------------------
July 10, 2006 - January 15, 2007   Greater of 6% Roll-Up to age 85 or Annual     The fee for this benefit is 0.60%.
                                   Ratchet to age 85 enhanced death benefit

                                   Guaranteed minimum death benefit/             The Roll-Up benefit base is eligible for reset
                                   Guaranteed minimum income benefit roll-up     beginning on the fifth contract date anniversary
                                   benefit base reset                            and on each fifth or later contract date
                                                                                 anniversary after a reset.
------------------------------------------------------------------------------------------------------------------------------------
January 16, 2007 - present         Greater of 6% Roll-Up to age 85 or Annual     The fee for this benefit is 0.65%.*
                                   Ratchet to age 85 enhanced death benefit

                                   Guaranteed minimum death benefit/             The Roll-Up benefit base is eligible for reset
                                   Guaranteed minimum income benefit roll-up     annually.*
                                   benefit base reset
------------------------------------------------------------------------------------------------------------------------------------

* This charge and feature are not available to contracts issued in Oregon.


H-1 Appendix VIII: Contract variations
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Appendix IX: Tax-sheltered annuity contracts (TSAs)


--------------------------------------------------------------------------------


GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) SERIES TSA CONTRACTS

Contributions to an Accumulator(R) Series TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) Series TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) Series TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) Series TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


Distributions from TSAs

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Series Rollover TSA contract as not eligible for withdrawal until:

o the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

o  the owner dies; or

o the plan under which the Accumulator(R) Series TSA contract is purchased is terminated.

TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income.



                         Appendix IX: Tax-sheltered annuity contracts (TSAs) I-1
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Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax Information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Series Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.

DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.

ANNUITY PAYMENTS. Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments Guaranteed annual withdrawals that are continued after your account value goes to zero under a supplementary life annuity contract, as discussed under "Guaranteed withdrawal benefit for life ("GWBL")" in the "Contract features and benefits" in this Prospectus. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, cannot exceed the lesser of:

(1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

(2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Series Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.

The amount borrowed and not repaid may be treated as a distribution if:

o  the loan does not qualify under the conditions above;

o  the participant fails to repay the interest or principal when due; or


I-2 Appendix IX: Tax-sheltered annuity contracts (TSAs)
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o  in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.

TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) Series IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer, or contract exchange under the same 403(b) plan, are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax Information" section of the Prospectus with these differences:

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

o For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

o 403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Series Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Series Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.


SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.

If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:



                         Appendix IX: Tax-sheltered annuity contracts (TSAs) I-3
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o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age 55); or

o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age). We do not anticipate that Guaranteed annual withdrawals made under the Guaranteed withdrawal benefit for life's Maximum or Customized payment plan or taken as partial withdrawals will qualify for this exception if made before age 59-1/2.



I-4 Appendix IX: Tax-sheltered annuity contracts (TSAs)
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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            Page

Who is AXA Equitable?                                                        2
Unit Values                                                                  2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) SERIES STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49


Send this request form to:
  The Accumulator(R) Series
  P.O. Box 1547
  Secaucus, NJ 07096-1547


- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Accumulator(R) Series SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2010.



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                   State       Zip





                   x02992/Accumulator '06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All

AXA Equitable Life Insurance Company

SUPPLEMENT DATED MAY 1, 2010 TO THE CURRENT PROSPECTUSES FOR:

RETIREMENT CORNERSTONE(SM) SERIES B
RETIREMENT CORNERSTONE(SM) SERIES L
RETIREMENT CORNERSTONE(SM) SERIES CP(SM)
RETIREMENT CORNERSTONE(SM) SERIES C

ACCUMULATOR(R)
ACCUMULATOR(R) PLUS(SM)
ACCUMULATOR(R) ELITE(SM)
ACCUMULATOR(R) SELECT(SM)
--------------------------------------------------------------------

FOR DELIVERY TO MORGAN STANLEY SMITH BARNEY AND CITI PERSONAL WEALTH MANAGEMENT CUSTOMERS

This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

Your contract date will generally be the business day Morgan Stanley Smith Barney ("MSSB") or Citi Personal Wealth Management ("CPWM")+ receives your initial contribution and all information needed to process your request, along with any required documents, and transmits your request to us in accordance with our processing procedures. We may reject your request and return your contribution or issue your contract on a later date if any of the limitations described below apply.


SUBSEQUENT CONTRIBUTIONS

Any additional contributions you may make will generally be applied to your contract on the business day MSSB or CPWM receives the additional contribution from you and transmits your order to us in accordance with our processing procedures. We may reject your order and return your additional contribution or credit your additional contribution to your contract at a later date if any of the limitations described below apply.


LIMITATIONS

For both initial and subsequent contributions, you must provide all information and documents we require. The amount of the initial or additional contribution you are making must be permitted under your contract. Your request and contribution must be made in accordance with all the other terms and conditions described in our Prospectus.

We consider MSSB and CPWM to be a "processing office" for the purpose of receiving requests and contributions as described above. This means that we will process your request on the same business day it is received ("same day processing") by MSSB or CPWM. After receiving your contribution, together with all required information and documents, from you, MSSB or CPWM must deliver them to us in accordance with our processing arrangements with MSSB or CPWM.

Same day processing may not be available for all transactions or in every state. These transactions include:

     o Initial or subsequent contributions to the Guaranteed benefit account value (for Retirement Cornerstone(SM) Series contracts only), and

     o Initial or subsequent contributions to Option B (Accumulator(R) Series contracts only)

We will not process these transactions until the business day on which MSSB or CPWM transmits your request and all required items to us. This may be a different business day than the business day on which MSSB or CPWM received your request and all required items.

MSSB or CPWM may establish a "closing time" under our same day processing arrangement that is earlier than the end of our business day. Any such earlier closing time may be established without prior notice to you. Also, while we are generally open on the same business days as MSSB and CPWM, if we are not open, same day processing will not apply.

We, MSSB or CPWM may change or discontinue these arrangements at any time without prior notice. If you are no longer a client of MSSB or CPWM and move your contract to a different firm, the above procedures will no longer apply, although we may have similar arrangements with your new firm.



IM-09-59 (5/10)                                                           x02988
RC and Acc. 9.0/NB                                          CAT NO. 142502 (5/10

You may always make subsequent contributions under your contract by any other method described in the Prospectus for your contract, as supplemented from time to time. All requests and contributions are subject to acceptance.

+ Citi Personal Wealth Management (CPWM), is a business of Citigroup, Inc, which offers securities through Citigroup Global Markets Inc. ("CGMI").

RETIREMENT CORNERSTONE(SM) SERIES IS ISSUED BY AND IS A SERVICE MARK OF AXA
               EQUITABLE LIFE INSURANCE COMPANY (AXA EQUITABLE).
RETIREMENT CORNERSTONE(SM) SERIES CP(SM) IS A SERVICE MARK OF AXA EQUITABLE.
                ACCUMULATOR(R) IS ISSUED BY AND IS A REGISTERED
SERVICE MARK OF AXA EQUITABLE. ACCUMULATOR(R), ACCUMULATOR(R) PLUS(SM),
          ACCUMULATOR(R) SELECT(SM), AND ACCUMULATOR(R) ELITE(SM) ARE
                        SERVICE MARKS OF AXA EQUITABLE.
CO-DISTRIBUTED BY AFFILIATES AXA ADVISORS, LLC AND AXA DISTRIBUTORS, LLC. 1290
                   AVENUE OF THE AMERICAS, NEW YORK, NY 10104.

   COPYRIGHT 2010 AXA EQUITABLE LIFE INSURANCE COMPANY. ALL RIGHTS RESERVED.


                      AXA EQUITABLE LIFE INSURANCE COMPANY
                          1290 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10104
                                 (212) 554-1234

AXA Equitable Life Insurance Company

AXA EQUITABLE VARIABLE ANNUITIES

PROSPECTUS SUPPLEMENT DATED MAY 1, 2010

--------------------------------------------------------------------------------

This Supplement modifies certain information in the above-referenced prospectus, supplements to prospectus and statement of additional information, (together the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

The following information supplements the information in your prospectus that describes how we process your initial contribution. In "Contract features and benefits" under "How you can make your contributions," the third paragraph is deleted in its entirety and replaced with the following:

Chase Investment Services, the selling broker-dealer that your financial professional is affiliated with, has directed us to hold your initial contribution, whether received via check or wire, in a non-interest bearing "Special Bank Account for the Exclusive Benefit of Customers" while Chase Investment Services ensures your application is complete and that suitability standards are met. If Chase Investment Services does not submit your application to us within ten business days from the date we received your initial contribution, we will return it to Chase Investment Services on your behalf. If Chase Investment Services does submit your application to us within ten business days, we will transfer your contribution into our non-interest bearing suspense account so that we can consider your application for processing.

If your application is in good order when we receive it for application processing purposes, your contribution will be applied within two business days. If any information we require to issue your contract is missing or unclear, we will hold your contribution while we try to obtain this information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the financial professional submitting the application on your behalf. We will then return the contribution to you, unless you or your financial professional acting on your behalf, specifically direct us to keep your contribution until we receive the required information. The contribution will be applied as of the date we receive the missing information.

If your financial professional is with a selling broker-dealer other than Chase Investment Services, this supplement does not apply to you.











    Copyright 2010 AXA Equitable Life Insurance Company. All rights reserved.

       AXA Equitable variable annuities are distributed by its affiliates,
                  AXA Advisors, LLC and AXA Distributors, LLC,
                1290 Avenue of the Americas, New York, NY 10104.


                      AXA EQUITABLE LIFE INSURANCE COMPANY
                 1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
                                  212-554-1234

IM-10-08 (5/10)                                           CAT. NO. 143836 (5/10)
Chase Only - NB                                                           x03112

The Accumulator(R) Series
A combination variable and fixed deferred annuity contract


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Series Prospectus, dated May 1, 2010. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2


Unit Values                                                                  2


Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Financial Statements                                                         2


             Copyright 2010 AXA Equitable Life Insurance Company.
All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

                        Accumulator(R)'06/'06.5, '07/'07.5, 8.0/8.2/8.3, 9.0 All



                                                                          x02992

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.



UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R) Series.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:
                                     ( a )
                                     (---) - c
                                     ( b )
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)


(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.70%. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.



DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $557,277,070 in 2009, $677,871,467 in 2008 and
$731,920,627 in 2007. Of these amounts, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009...............  FSA-3
   Statements of Operations for the Year Ended December 31, 2009......... FSA-43
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2009 and 2008.......................................... FSA-60
   Notes to Financial Statements......................................... FSA-90


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008...............    F-2
   Consolidated Statements of (Loss) Earnings, Years Ended December 31,
     2009, 2008 and 2007 ................................................    F-3
   Consolidated Statements of Equity, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-5
   Consolidated Statements of Comprehensive (Loss) Income, Years Ended
     December 31, 2009, 2008 and 2007 ...................................    F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9




                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                                  AIM V.I. MID
                                                               AIM V.I. GLOBAL      CAP CORE      ALL ASSET
                                                              REAL ESTATE FUND*   EQUITY FUND*   ALLOCATION
                                                             ------------------- -------------- ------------
Assets:
Investments in shares of The Trusts, at fair value..........       $11,509            $634         $10,568
Receivable for The Trusts shares sold.......................            --              --              --
Receivable for policy-related transactions..................         9,999              --              --
                                                                   -------            ----         -------
  Total assets..............................................        21,508             634          10,568
                                                                   -------            ----         -------
Liabilities:
Payable for The Trusts shares purchased.....................         9,999              --              --
Payable for policy-related transactions.....................            --              --              58
                                                                   -------            ----         -------
  Total liabilities.........................................         9,999              --              58
                                                                   -------            ----         -------
Net Assets..................................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Net Assets:
Accumulation Units..........................................        11,509             634              --
Retained by AXA Equitable in Separate Account No. 49........            --              --          10,510
                                                                   -------            ----         -------
Total net assets............................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Investments in shares of The Trusts, at cost................       $11,499            $639         $10,372
The Trusts shares held
 Class A....................................................            --              --             632
 Class B....................................................           965              59              --



                                                              AMERICAN CENTURY
                                                                 VP MID CAP      AXA AGGRESSIVE   AXA BALANCED
                                                                 VALUE FUND*       ALLOCATION       STRATEGY
                                                             ------------------ ---------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........        $951         $2,913,764,706   $93,289,241
Receivable for The Trusts shares sold.......................          --                     --            --
Receivable for policy-related transactions..................          --                     --     1,155,022
                                                                    ----         --------------   -----------
  Total assets..............................................         951          2,913,764,706    94,444,263
                                                                    ----         --------------   -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --                 38,485     1,155,022
Payable for policy-related transactions.....................          --                  8,162            --
                                                                    ----         --------------   -----------
  Total liabilities.........................................          --                 46,647     1,155,022
                                                                    ----         --------------   -----------
Net Assets..................................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Net Assets:
Accumulation Units..........................................         951          2,913,660,651    93,170,916
Retained by AXA Equitable in Separate Account No. 49........          --                 57,408       118,325
                                                                    ----         --------------   -----------
Total net assets............................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Investments in shares of The Trusts, at cost................        $962         $3,769,391,278   $92,534,713
The Trusts shares held
 Class A....................................................          --                  3,128           910
 Class B....................................................          78            316,499,642     8,236,873

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              AXA CONSERVATIVE  AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                 ALLOCATION      GROWTH STRATEGY       STRATEGY
                                                             ----------------- ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,893,334,755       $53,902,902        $33,171,379
Receivable for The Trusts shares sold.......................         508,974                --                 --
Receivable for policy-related transactions..................              --           635,584            209,225
                                                              --------------       -----------        -----------
  Total assets..............................................   1,893,843,729        54,538,486         33,380,604
                                                              --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................              --           635,584            209,225
Payable for policy-related transactions.....................         508,974                --                 --
                                                              --------------       -----------        -----------
  Total liabilities.........................................         508,974           635,584            209,225
                                                              --------------       -----------        -----------
Net Assets..................................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Net Assets:
Accumulation Units..........................................   1,893,018,412        53,791,426         33,064,507
Retained by AXA Equitable in Separate Account No. 49........         316,343           111,476            106,872
                                                              --------------       -----------        -----------
Total net assets............................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Investments in shares of The Trusts, at cost................  $1,902,589,011       $53,820,171        $33,470,829
The Trusts shares held
 Class A....................................................              --                --                 --
 Class B....................................................     198,956,472         4,827,471          3,124,763



                                                              AXA CONSERVATIVE-PLUS     AXA GROWTH      AXA MODERATE
                                                                    ALLOCATION           STRATEGY        ALLOCATION
                                                             ----------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........      $1,682,568,824      $196,249,190    $7,164,863,009
Receivable for The Trusts shares sold.......................                  --                --                --
Receivable for policy-related transactions..................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
  Total assets..............................................       1,682,703,211       198,417,947     7,165,145,166
                                                                  --------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................             134,387         2,168,757           282,157
Payable for policy-related transactions.....................                  --                --                --
                                                                  --------------      ------------    --------------
  Total liabilities.........................................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
Net Assets..................................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Net Assets:
Accumulation Units..........................................       1,682,551,495       196,220,464     7,164,814,347
Retained by AXA Equitable in Separate Account No. 49........              17,329            28,726            48,662
                                                                  --------------      ------------    --------------
Total net assets............................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Investments in shares of The Trusts, at cost................      $1,841,195,152      $192,353,996    $8,293,162,579
The Trusts shares held
 Class A....................................................                  --               876             1,847
 Class B....................................................         181,523,536        16,486,615       563,197,227

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                AXA MODERATE    AXA MODERATE-PLUS
                                                              GROWTH STRATEGY       ALLOCATION
                                                             ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........    $214,820,354     $10,483,331,634
Receivable for The Trusts shares sold.......................              --                  --
Receivable for policy-related transactions..................       2,153,473             170,233
                                                                ------------     ---------------
  Total assets..............................................     216,973,827      10,483,501,867
                                                                ------------     ---------------
Liabilities:
Payable for The Trusts shares purchased.....................       2,153,473             123,586
Payable for policy-related transactions.....................              --                  --
                                                                ------------     ---------------
  Total liabilities.........................................       2,153,473             123,586
                                                                ------------     ---------------
Net Assets..................................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Net Assets:
Accumulation Units..........................................     214,806,407      10,483,378,281
Retained by AXA Equitable in Separate Account No. 49........          13,947                  --
                                                                ------------     ---------------
Total net assets............................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Investments in shares of The Trusts, at cost................    $211,691,637     $13,136,872,396
The Trusts shares held
 Class A....................................................              --              34,464
 Class B....................................................      18,180,700       1,080,999,613



                                                                                                                AXA TACTICAL
                                                               AXA TACTICAL     AXA TACTICAL    AXA TACTICAL       MANAGER
                                                              MANAGER 2000 I   MANAGER 400 I   MANAGER 500 I   INTERNATIONAL I
                                                             ---------------- --------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $322,231         $321,523        $503,597        $316,781
Receivable for The Trusts shares sold.......................           --               --              --              --
Receivable for policy-related transactions..................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
  Total assets..............................................      363,278          362,570         676,188         320,979
                                                                 --------         --------        --------        --------
Liabilities:
Payable for The Trusts shares purchased.....................       41,047           41,047         172,591           4,198
Payable for policy-related transactions.....................           --               --              --              --
                                                                 --------         --------        --------        --------
  Total liabilities.........................................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
Net Assets..................................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Net Assets:
Accumulation Units..........................................       78,414           74,985         260,799          80,909
Retained by AXA Equitable in Separate Account No. 49........      243,817          246,538         242,798         235,872
                                                                 --------         --------        --------        --------
Total net assets............................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Investments in shares of The Trusts, at cost................     $288,164         $285,034        $470,712        $291,207
The Trusts shares held
 Class A....................................................       20,015           20,021          20,051          20,119
 Class B....................................................        7,016            6,674          21,700           7,426

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                             BLACKROCK GLOBAL     EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION V.I. FUND*       INTERNATIONAL
                                                         ----------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value......         $643,784            $  703,752,433
Receivable for The Trusts shares sold...................               --                        --
Receivable for policy-related transactions..............          245,001                   537,288
                                                                 --------            --------------
  Total assets..........................................          888,785               704,289,721
                                                                 --------            --------------
Liabilities:
Payable for The Trusts shares purchased.................          244,977                   537,288
Payable for policy-related transactions.................               --                        --
                                                                 --------            --------------
  Total liabilities.....................................          244,977                   537,288
                                                                 --------            --------------
Net Assets..............................................         $643,808            $  703,752,433
                                                                 ========            ==============
Net Assets:
Accumulation Units......................................          643,808               703,686,195
Retained by AXA Equitable in Separate Account No. 49....               --                    66,238
                                                                 --------            --------------
Total net assets........................................         $643,808            $  703,752,433
                                                                 ========            ==============
Investments in shares of The Trusts, at cost............         $646,052            $1,055,806,158
The Trusts shares held
 Class A................................................               --                        --
 Class B................................................           47,972                85,545,160



                                                                                 EQ/AXA FRANKLIN  EQ/BLACKROCK   EQ/BLACKROCK
                                                          EQ/ALLIANCEBERNSTEIN      SMALL CAP      BASIC VALUE   INTERNATIONAL
                                                            SMALL CAP GROWTH       VALUE CORE        EQUITY          VALUE
                                                         ---------------------- ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value......      $342,153,224        $102,007,181    $745,511,467   $743,302,875
Receivable for The Trusts shares sold...................           160,546                  --              --             --
Receivable for policy-related transactions..............                --              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
  Total assets..........................................       342,313,770         102,044,408     746,213,284    743,515,359
                                                              ------------        ------------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.................                --              37,227         701,817        212,484
Payable for policy-related transactions.................           160,546                  --              --             --
                                                              ------------        ------------    ------------   ------------
  Total liabilities.....................................           160,546              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
Net Assets..............................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Net Assets:
Accumulation Units......................................       342,140,976         101,917,016     745,367,482    743,273,902
Retained by AXA Equitable in Separate Account No. 49....            12,248              90,165         143,985         28,973
                                                              ------------        ------------    ------------   ------------
Total net assets........................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Investments in shares of The Trusts, at cost............      $409,076,902        $ 93,492,061    $850,060,095   $934,373,753
The Trusts shares held
 Class A................................................               193                   0             243            713
 Class B................................................        28,792,092          12,374,549      60,438,205     66,859,618

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/BOSTON ADVISORS  EQ/CALVERT SOCIALLY
                                                                EQUITY INCOME         RESPONSIBLE
                                                             ------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $182,135,061         $45,680,783
Receivable for The Trusts shares sold.......................           12,163                  --
Receivable for policy-related transactions..................               --               2,390
                                                                 ------------         -----------
  Total assets..............................................      182,147,224          45,683,173
                                                                 ------------         -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --               2,390
Payable for policy-related transactions.....................           12,163                  --
                                                                 ------------         -----------
  Total liabilities.........................................           12,163               2,390
                                                                 ------------         -----------
Net Assets..................................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Net Assets:
Accumulation Units..........................................      182,082,267          45,654,317
Retained by AXA Equitable in Separate Account No. 49........           52,794              26,466
                                                                 ------------         -----------
Total net assets............................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Investments in shares of The Trusts, at cost................     $209,665,904         $54,987,023
The Trusts shares held
 Class A....................................................                0                  --
 Class B....................................................       39,108,317           7,142,334



                                                                 EQ/CAPITAL         EQ/CAPITAL        EQ/COMMON
                                                              GUARDIAN GROWTH   GUARDIAN RESEARCH    STOCK INDEX
                                                             ----------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $327,490,730      $  882,287,500    $776,122,431
Receivable for The Trusts shares sold.......................         154,946                  --         241,113
Receivable for policy-related transactions..................              --              62,995              --
                                                                ------------      --------------    ------------
  Total assets..............................................     327,645,676         882,350,495     776,363,544
                                                                ------------      --------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              62,995              --
Payable for policy-related transactions.....................         154,946                  --         241,113
                                                                ------------      --------------    ------------
  Total liabilities.........................................         154,946              62,995         241,113
                                                                ------------      --------------    ------------
Net Assets..................................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Net Assets:
Accumulation Units..........................................     327,422,687         882,191,284     776,118,468
Retained by AXA Equitable in Separate Account No. 49........          68,043              96,216           3,963
                                                                ------------      --------------    ------------
Total net assets............................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Investments in shares of The Trusts, at cost................    $373,373,793      $1,069,314,963    $950,789,224
The Trusts shares held
 Class A....................................................              --                  --              --
 Class B....................................................      28,019,485          83,454,855      55,580,600



                                                                  EQ/CORE
                                                                 BOND INDEX
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,014,135,925
Receivable for The Trusts shares sold.......................         270,476
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,014,406,401
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         274,052
                                                              --------------
  Total liabilities.........................................         274,052
                                                              --------------
Net Assets..................................................  $1,014,132,349
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,013,961,707
Retained by AXA Equitable in Separate Account No. 49........         170,642
                                                              --------------
Total net assets............................................  $1,014,132,349
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,137,476,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     107,873,611

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/DAVIS NEW      EQ/EQUITY         EQ/EQUITY
                                                              YORK VENTURE      500 INDEX        GROWTH PLUS
                                                             -------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $339,037,397   $1,151,672,634    $1,316,758,197
Receivable for The Trusts shares sold.......................            --               --           537,063
Receivable for policy-related transactions..................        21,250          263,138                --
                                                              ------------   --------------    --------------
  Total assets..............................................   339,058,647    1,151,935,772     1,317,295,260
                                                              ------------   --------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        21,250          263,138                --
Payable for policy-related transactions.....................            --               --           544,510
                                                              ------------   --------------    --------------
  Total liabilities.........................................        21,250          263,138           544,510
                                                              ------------   --------------    --------------
Net Assets..................................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Net Assets:
Accumulation Units..........................................   338,931,988    1,151,636,766     1,316,634,651
Retained by AXA Equitable in Separate Account No. 49........       105,409           35,868           116,099
                                                              ------------   --------------    --------------
Total net assets............................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Investments in shares of The Trusts, at cost................  $364,246,628   $1,288,188,352    $1,529,572,398
The Trusts shares held
 Class A....................................................           777            1,764                --
 Class B....................................................    38,619,193       59,534,020       101,273,822



                                                              EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                                  OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                             -------------- --------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $295,445,709   $597,049,728       $1,341,357,512
Receivable for The Trusts shares sold.......................            --        177,920                   --
Receivable for policy-related transactions..................       504,123             --              460,522
                                                              ------------   ------------       --------------
  Total assets..............................................   295,949,832    597,227,648        1,341,818,034
                                                              ------------   ------------       --------------
Liabilities:
Payable for The Trusts shares purchased.....................       504,123             --              460,522
Payable for policy-related transactions.....................            --        177,920                   --
                                                              ------------   ------------       --------------
  Total liabilities.........................................       504,123        177,920              460,522
                                                              ------------   ------------       --------------
Net Assets..................................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Net Assets:
Accumulation Units..........................................   295,437,041    596,850,442        1,341,291,506
Retained by AXA Equitable in Separate Account No. 49........         8,668        199,286               66,006
                                                              ------------   ------------       --------------
Total net assets............................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Investments in shares of The Trusts, at cost................  $261,544,791   $682,286,594       $1,526,593,390
The Trusts shares held
 Class A....................................................            --             --               11,291
 Class B....................................................    32,828,916     75,229,153          186,407,574

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO MERGERS   EQ/GAMCO SMALL     EQ/GLOBAL
                                                              AND ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                             ------------------ ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $138,089,880      $620,000,611    $414,232,053
Receivable for The Trusts shares sold.......................          59,855                --              --
Receivable for policy-related transactions..................              --           414,265         170,476
                                                                ------------      ------------    ------------
  Total assets..............................................     138,149,735       620,414,876     414,402,529
                                                                ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --           414,265         170,476
Payable for policy-related transactions.....................          59,855                --              --
                                                                ------------      ------------    ------------
  Total liabilities.........................................          59,855           414,265         170,476
                                                                ------------      ------------    ------------
Net Assets..................................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Net Assets:
Accumulation Units..........................................     137,991,577       619,902,388     414,075,582
Retained by AXA Equitable in Separate Account No. 49........          98,303            98,223         156,471
                                                                ------------      ------------    ------------
Total net assets............................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Investments in shares of The Trusts, at cost................    $137,962,431      $589,173,259    $447,800,225
The Trusts shares held
 Class A....................................................               3               778           1,550
 Class B....................................................      11,839,591        20,972,524      43,016,412



                                                                                    EQ/INTERMEDIATE
                                                                   EQ/GLOBAL          GOVERNMENT     EQ/INTERNATIONAL
                                                              MULTI-SECTOR EQUITY     BOND INDEX        CORE PLUS
                                                             --------------------- ---------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $1,130,853,172      $369,786,670      $769,320,511
Receivable for The Trusts shares sold.......................            475,883                --                --
Receivable for policy-related transactions..................                 --           177,977           352,138
                                                                 --------------      ------------      ------------
  Total assets..............................................      1,131,329,055       369,964,647       769,672,649
                                                                 --------------      ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................                 --           177,977           352,138
Payable for policy-related transactions.....................            475,883                --                --
                                                                 --------------      ------------      ------------
  Total liabilities.........................................            475,883           177,977           352,138
                                                                 --------------      ------------      ------------
Net Assets..................................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Net Assets:
Accumulation Units..........................................      1,130,798,818       369,725,418       769,256,290
Retained by AXA Equitable in Separate Account No. 49........             54,354            61,252            64,221
                                                                 --------------      ------------      ------------
Total net assets............................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Investments in shares of The Trusts, at cost................     $1,394,038,990      $382,050,192      $962,873,130
The Trusts shares held
 Class A....................................................              2,517                --                --
 Class B....................................................         99,976,993        38,765,358        85,878,485

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     EQ/INTERNATIONAL
                                                              EQ/INTERNATIONAL ETF        GROWTH
                                                             ---------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........       $1,984,837          $272,167,868
Receivable for The Trusts shares sold.......................               --               108,598
Receivable for policy-related transactions..................               --                    --
                                                                   ----------          ------------
  Total assets..............................................        1,984,837           272,276,466
                                                                   ----------          ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --                    --
Payable for policy-related transactions.....................               --               108,598
                                                                   ----------          ------------
  Total liabilities.........................................               --               108,598
                                                                   ----------          ------------
Net Assets..................................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Net Assets:
Accumulation Units..........................................               --           272,005,512
Retained by AXA Equitable in Separate Account No. 49........        1,984,837               162,356
                                                                   ----------          ------------
Total net assets............................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Investments in shares of The Trusts, at cost................       $2,689,366          $276,205,311
The Trusts shares held
 Class A....................................................          144,044                19,024
 Class B....................................................          142,445            47,726,225



                                                                  EQ/JPMORGAN       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                              VALUE OPPORTUNITIES     CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                             --------------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........      $258,338,263      $153,789,501   $317,251,600   $252,675,000
Receivable for The Trusts shares sold.......................            52,448            34,682        165,115         17,169
Receivable for policy-related transactions..................                --                --             --             --
                                                                  ------------      ------------   ------------   ------------
  Total assets..............................................       258,390,711       153,824,183    317,416,715    252,692,169
                                                                  ------------      ------------   ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................                --                --             --             --
Payable for policy-related transactions.....................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
  Total liabilities.........................................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
Net Assets..................................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Net Assets:
Accumulation Units..........................................       258,291,594       153,764,497    317,224,176    252,640,719
Retained by AXA Equitable in Separate Account No. 49........            46,669            25,004         27,424         34,281
                                                                  ------------      ------------   ------------   ------------
Total net assets............................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Investments in shares of The Trusts, at cost................      $329,203,727      $184,034,677   $299,417,712   $260,762,326
The Trusts shares held
 Class A....................................................                --                --             --             --
 Class B....................................................        29,255,599        22,339,404     42,603,547     17,316,634

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/LARGE CAP     EQ/LARGE CAP
                                                               VALUE INDEX       VALUE PLUS
                                                             --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $104,203,662    $1,181,149,734
Receivable for The Trusts shares sold.......................            --           272,754
Receivable for policy-related transactions..................        45,372                --
                                                              ------------    --------------
  Total assets..............................................   104,249,034     1,181,422,488
                                                              ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        45,372                --
Payable for policy-related transactions.....................            --           272,754
                                                              ------------    --------------
  Total liabilities.........................................        45,372           272,754
                                                              ------------    --------------
Net Assets..................................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Net Assets:
Accumulation Units..........................................   102,573,267     1,181,002,811
Retained by AXA Equitable in Separate Account No. 49........     1,630,395           146,923
                                                              ------------    --------------
Total net assets............................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Investments in shares of The Trusts, at cost................  $158,917,701    $1,849,646,595
The Trusts shares held
 Class A....................................................        11,779                --
 Class B....................................................    22,418,211       129,457,171



                                                                EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP
                                                              GROWTH AND INCOME   LARGE CAP CORE       INDEX
                                                             ------------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........     $117,430,220      $155,168,017    $652,642,936
Receivable for The Trusts shares sold.......................               --                --              --
Receivable for policy-related transactions..................          172,719            72,751         133,985
                                                                 ------------      ------------    ------------
  Total assets..............................................      117,602,939       155,240,768     652,776,921
                                                                 ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................          172,719            72,751         126,538
Payable for policy-related transactions.....................               --                --              --
                                                                 ------------      ------------    ------------
  Total liabilities.........................................          172,719            72,751         126,538
                                                                 ------------      ------------    ------------
Net Assets..................................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Net Assets:
Accumulation Units..........................................      117,413,287       154,971,458     652,650,383
Retained by AXA Equitable in Separate Account No. 49........           16,933           196,559              --
                                                                 ------------      ------------    ------------
Total net assets............................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Investments in shares of The Trusts, at cost................     $137,010,259      $140,201,814    $919,683,710
The Trusts shares held
 Class A....................................................                0             1,853              --
 Class B....................................................       13,275,269        14,558,109      98,116,402



                                                                 EQ/MID CAP
                                                                 VALUE PLUS
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,102,897,856
Receivable for The Trusts shares sold.......................         659,407
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,103,557,263
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         659,407
                                                              --------------
  Total liabilities.........................................         659,407
                                                              --------------
Net Assets..................................................  $1,102,897,856
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,102,629,801
Retained by AXA Equitable in Separate Account No. 49........         268,055
                                                              --------------
Total net assets............................................  $1,102,897,856
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,479,762,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     134,351,095

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  EQ/MONTAG &
                                                              EQ/MONEY MARKET   CALDWELL GROWTH
                                                             ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $941,674,805      $172,791,858
Receivable for The Trusts shares sold.......................       1,244,195            87,046
Receivable for policy-related transactions..................         207,799                --
                                                                ------------      ------------
  Total assets..............................................     943,126,799       172,878,904
                                                                ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................         207,799                --
Payable for policy-related transactions.....................       1,244,195            87,046
                                                                ------------      ------------
  Total liabilities.........................................       1,451,994            87,046
                                                                ------------      ------------
Net Assets..................................................    $941,674,805      $172,791,858
                                                                ============      ============
Net Assets:
Accumulation Units..........................................     941,616,851       172,783,873
Retained by AXA Equitable in Separate Account No. 49........          57,954             7,985
                                                                ------------      ------------
Total net assets............................................    $941,674,805      $172,791,858
                                                                ============      ============
Investments in shares of The Trusts, at cost................    $941,743,569      $162,808,735
The Trusts shares held
 Class A....................................................         214,590               991
 Class B....................................................     941,430,325        30,375,524



                                                              EQ/MUTUAL LARGE   EQ/OPPENHEIMER   EQ/PIMCO ULTRA     EQ/QUALITY
                                                                 CAP EQUITY         GLOBAL         SHORT BOND       BOND PLUS
                                                             ----------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
Receivable for The Trusts shares sold.......................              --               --                --             --
Receivable for policy-related transactions..................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
  Total assets..............................................     238,563,252      163,079,288     1,416,780,373    558,373,457
                                                                ------------     ------------    --------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................           7,963           19,015         1,525,054         30,294
Payable for policy-related transactions.....................              --               --                --             --
                                                                ------------     ------------    --------------   ------------
  Total liabilities.........................................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
Net Assets..................................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Net Assets:
Accumulation Units..........................................     238,329,995      162,906,515     1,414,970,769    558,181,614
Retained by AXA Equitable in Separate Account No. 49........         225,294          153,758           284,550        161,549
                                                                ------------     ------------    --------------   ------------
Total net assets............................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Investments in shares of The Trusts, at cost................    $295,050,039     $161,787,552    $1,469,899,069   $577,287,083
The Trusts shares held
 Class A....................................................          16,160            8,231            20,536             --
 Class B....................................................      29,762,489       17,687,315       142,829,862     62,192,049

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 EQ/SMALL     EQ/T. ROWE PRICE
                                                              COMPANY INDEX     GROWTH STOCK
                                                             --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $440,147,476      $313,082,416
Receivable for The Trusts shares sold.......................       227,206                --
Receivable for policy-related transactions..................            --           432,186
                                                              ------------      ------------
  Total assets..............................................   440,374,682       313,514,602
                                                              ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................            --           432,186
Payable for policy-related transactions.....................       227,206                --
                                                              ------------      ------------
  Total liabilities.........................................       227,206           432,186
                                                              ------------      ------------
Net Assets..................................................  $440,147,476      $313,082,416
                                                              ============      ============
Net Assets:
Accumulation Units..........................................   440,108,632       313,063,670
Retained by AXA Equitable in Separate Account No. 49........        38,844            18,746
                                                              ------------      ------------
Total net assets............................................  $440,147,476      $313,082,416
                                                              ============      ============
Investments in shares of The Trusts, at cost................  $498,175,299      $319,382,197
The Trusts shares held
 Class A....................................................         1,316             2,151
 Class B....................................................    52,186,408        17,712,656



                                                               EQ/TEMPLETON   EQ/UBS GROWTH   EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                              GLOBAL EQUITY     AND INCOME       COMSTOCK     MID CAP GROWTH
                                                             --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........  $183,702,369     $63,799,068    $219,391,530    $406,455,362
Receivable for The Trusts shares sold.......................            --              --         246,140              --
Receivable for policy-related transactions..................       128,053          49,022              --         431,310
                                                              ------------     -----------    ------------    ------------
  Total assets..............................................   183,830,422      63,848,090     219,637,670     406,886,672
                                                              ------------     -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................       128,053          49,022              --         431,310
Payable for policy-related transactions.....................            --              --         246,140              --
                                                              ------------     -----------    ------------    ------------
  Total liabilities.........................................       128,053          49,022         246,140         431,310
                                                              ------------     -----------    ------------    ------------
Net Assets..................................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Net Assets:
Accumulation Units..........................................   183,695,897      63,781,316     219,382,745     406,416,120
Retained by AXA Equitable in Separate Account No. 49........         6,472          17,752           8,785          39,242
                                                              ------------     -----------    ------------    ------------
Total net assets............................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Investments in shares of The Trusts, at cost................  $221,826,485     $68,953,515    $262,937,360    $398,825,987
The Trusts shares held
 Class A....................................................           311              --             224           1,783
 Class B....................................................    22,647,394      12,034,601      26,141,858      31,286,746

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                                CONTRAFUND         MID CAP           STRATEGIC
                                                                PORTFOLIO*        PORTFOLIO*     INCOME PORTFOLIO*
                                                             ---------------- ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........      $17,561          $ 5,881            $23,071
Receivable for The Trusts shares sold.......................           --               --                  1
Receivable for policy-related transactions..................       17,563            5,881                  1
                                                                  -------          -------            -------
  Total assets..............................................       35,124           11,762             23,073
                                                                  -------          -------            -------
Liabilities:
Payable for The Trusts shares purchased.....................       17,561            5,881                 --
Payable for policy-related transactions.....................           --               --                 --
                                                                  -------          -------            -------
  Total liabilities.........................................       17,561            5,881                 --
                                                                  -------          -------            -------
Net Assets..................................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Net Assets:
Accumulation Units..........................................       17,563            5,881             23,073
Retained by AXA Equitable in Separate Account No. 49........           --               --                 --
                                                                  -------          -------            -------
Total net assets............................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Investments in shares of The Trusts, at cost................      $17,561          $ 5,881            $23,050
The Trusts shares held
 Class A....................................................           --               --                 --
 Class B....................................................          866              234              2,077



                                                               FRANKLIN STRATEGIC   GOLDMAN SACHS   IVY FUNDS VIP
                                                                     INCOME          VIT MID CAP       DIVIDEND
                                                                SECURITIES FUND*     VALUE FUND*    OPPORTUNITIES*
                                                              -------------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........         $46,336            $2,505         $13,417
Receivable for The Trusts shares sold.......................              --                --              --
Receivable for policy-related transactions..................          10,924             1,875          10,001
                                                                     -------            ------         -------
  Total assets..............................................          57,260             4,380          23,418
                                                                     -------            ------         -------
Liabilities:
Payable for The Trusts shares purchased.....................          10,921             1,875           9,999
Payable for policy-related transactions.....................              --                --              --
                                                                     -------            ------         -------
  Total liabilities.........................................          10,921             1,875           9,999
                                                                     -------            ------         -------
Net Assets..................................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Net Assets:
Accumulation Units..........................................          46,339             2,505          13,419
Retained by AXA Equitable in Separate Account No. 49........              --                --              --
                                                                     -------            ------         -------
Total net assets............................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Investments in shares of The Trusts, at cost................         $46,278            $2,514         $13,452
The Trusts shares held
 Class A....................................................              --                --              --
 Class B....................................................           3,845               220           2,250

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               IVY FUNDS VIP
                                                              IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                                 ENERGY*        RESOURCES*      HIGH INCOME*
                                                             --------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........       $471          $ 73,203         $25,055
Receivable for The Trusts shares sold.......................         --                --              --
Receivable for policy-related transactions..................         --            28,751           3,362
                                                                   ----          --------         -------
  Total assets..............................................        471           101,954          28,417
                                                                   ----          --------         -------
Liabilities:
Payable for The Trusts shares purchased.....................         --            28,747           3,360
Payable for policy-related transactions.....................         --                --              --
                                                                   ----          --------         -------
  Total liabilities.........................................         --            28,747           3,360
                                                                   ----          --------         -------
Net Assets..................................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Net Assets:
Accumulation Units..........................................        471            73,207          25,057
Retained by AXA Equitable in Separate Account No. 49........         --                --              --
                                                                   ----          --------         -------
Total net assets............................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Investments in shares of The Trusts, at cost................       $479          $ 73,573         $24,948
The Trusts shares held
 Class A....................................................         --                --              --
 Class B....................................................         90            12,736           7,593



                                                                                IVY FUNDS VIP   IVY FUNDS VIP
                                                               IVY FUNDS VIP     SCIENCE AND      SMALL CAP
                                                              MID CAP GROWTH*    TECHNOLOGY*       GROWTH*
                                                             ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........      $20,630           $1,984          $3,280
Receivable for The Trusts shares sold.......................           --               --              --
Receivable for policy-related transactions..................       20,001               --           2,520
                                                                  -------           ------          ------
  Total assets..............................................       40,631            1,984           5,800
                                                                  -------           ------          ------
Liabilities:
Payable for The Trusts shares purchased.....................       19,999               --           2,520
Payable for policy-related transactions.....................           --               --              --
                                                                  -------           ------          ------
  Total liabilities.........................................       19,999               --           2,520
                                                                  -------           ------          ------
Net Assets..................................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Net Assets:
Accumulation Units..........................................       20,632            1,984           3,280
Retained by AXA Equitable in Separate Account No. 49........           --               --              --
                                                                  -------           ------          ------
Total net assets............................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Investments in shares of The Trusts, at cost................      $20,638           $1,979          $3,288
The Trusts shares held
 Class A....................................................           --               --              --
 Class B....................................................        3,122              130             401

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              LAZARD RETIREMENT
                                                               EMERGING MARKETS   MFS(R) INTERNATIONAL
                                                              EQUITY PORTFOLIO*     VALUE PORTFOLIO*
                                                             ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value..........       $22,520               $2,520
Receivable for The Trusts shares sold.......................            --                   --
Receivable for policy-related transactions..................        22,522                2,520
                                                                   -------               ------
  Total assets..............................................        45,042                5,040
                                                                   -------               ------
Liabilities:
Payable for The Trusts shares purchased.....................        22,520                2,520
Payable for policy-related transactions.....................            --                   --
                                                                   -------               ------
  Total liabilities.........................................        22,520                2,520
                                                                   -------               ------
Net Assets..................................................       $22,522               $2,520
                                                                   =======               ======
Net Assets:
Accumulation Units..........................................        22,522                2,520
Retained by AXA Equitable in Separate Account No. 49........            --                   --
                                                                   -------               ------
Total net assets............................................       $22,522               $2,520
                                                                   =======               ======
Investments in shares of The Trusts, at cost................       $22,520               $2,520
The Trusts shares held
 Class A....................................................            --                   --
 Class B....................................................         1,171                  175



                                                                                                     MULTIMANAGER   MULTIMANAGER
                                                                 MULTIMANAGER       MULTIMANAGER    INTERNATIONAL     LARGE CAP
                                                              AGGRESSIVE EQUITY      CORE BOND          EQUITY       CORE EQUITY
                                                             ------------------- ----------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........     $338,113,909     $1,038,133,642    $457,906,636    $132,963,324
Receivable for The Trusts shares sold.......................           81,293                 --              --              --
Receivable for policy-related transactions..................               --             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
  Total assets..............................................      338,195,202      1,038,214,041     457,984,010     133,150,665
                                                                 ------------     --------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --             80,399          77,374         187,341
Payable for policy-related transactions.....................           86,599                 --              --              --
                                                                 ------------     --------------    ------------    ------------
  Total liabilities.........................................           86,599             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
Net Assets..................................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Net Assets:
Accumulation Units..........................................      337,967,959      1,038,055,939     457,904,925     132,944,046
Retained by AXA Equitable in Separate Account No. 49........          140,644             77,703           1,711          19,278
                                                                 ------------     --------------    ------------    ------------
Total net assets............................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Investments in shares of The Trusts, at cost................     $363,827,073     $1,023,652,665    $575,492,385    $146,238,713
The Trusts shares held
 Class A....................................................               --                 --              --              --
 Class B....................................................       14,726,941        100,776,894      43,174,880      14,543,079

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                              LARGE CAP GROWTH   LARGE CAP VALUE   MID CAP GROWTH
                                                             ------------------ ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $211,942,954       $386,803,234     $297,525,830
Receivable for The Trusts shares sold.......................         209,773            120,052          191,845
Receivable for policy-related transactions..................              --                 --               --
                                                                ------------       ------------     ------------
  Total assets..............................................     212,152,727        386,923,286      297,717,675
                                                                ------------       ------------     ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --                 --               --
Payable for policy-related transactions.....................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
  Total liabilities.........................................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
Net Assets..................................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Net Assets:
Accumulation Units..........................................     211,938,143        386,794,503      297,479,995
Retained by AXA Equitable in Separate Account No. 49........           4,811              8,731           45,835
                                                                ------------       ------------     ------------
Total net assets............................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Investments in shares of The Trusts, at cost................    $261,123,107       $483,726,748     $348,551,858
The Trusts shares held
 Class A....................................................              --                 --               --
 Class B....................................................      29,438,062         44,360,958       41,999,456



                                                                MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                               MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                              --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........   $341,759,757       $578,486,196       $199,961,211
Receivable for The Trusts shares sold.......................         82,797                 --            413,241
Receivable for policy-related transactions..................             --            715,754                 --
                                                               ------------       ------------       ------------
  Total assets..............................................    341,842,554        579,201,950        200,374,452
                                                               ------------       ------------       ------------
Liabilities:
Payable for The Trusts shares purchased.....................             --            710,449                 --
Payable for policy-related transactions.....................         82,797                 --            413,241
                                                               ------------       ------------       ------------
  Total liabilities.........................................         82,797            710,449            413,241
                                                               ------------       ------------       ------------
Net Assets..................................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Net Assets:
Accumulation Units..........................................    341,723,612        578,491,501        199,903,994
Retained by AXA Equitable in Separate Account No. 49........         36,145                 --             57,217
                                                               ------------       ------------       ------------
Total net assets............................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Investments in shares of The Trusts, at cost................   $368,039,986       $756,202,010       $226,475,933
The Trusts shares held
 Class A....................................................             --                 --                 --
 Class B....................................................     42,948,688        155,392,819         28,915,433

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER    MULTIMANAGER
                                                              SMALL CAP VALUE    TECHNOLOGY
                                                             ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $418,768,089    $365,032,119
Receivable for The Trusts shares sold.......................         341,963         294,289
Receivable for policy-related transactions..................              --              --
                                                                ------------    ------------
  Total assets..............................................     419,110,052     365,326,408
                                                                ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              --
Payable for policy-related transactions.....................         338,387         294,289
                                                                ------------    ------------
  Total liabilities.........................................         338,387         294,289
                                                                ------------    ------------
Net Assets..................................................    $418,771,665    $365,032,119
                                                                ============    ============
Net Assets:
Accumulation Units..........................................     418,771,665     364,954,875
Retained by AXA Equitable in Separate Account No. 49........              --          77,244
                                                                ------------    ------------
Total net assets............................................    $418,771,665    $365,032,119
                                                                ============    ============
Investments in shares of The Trusts, at cost................    $607,263,553    $337,208,819
The Trusts shares held
 Class A....................................................               8              --
 Class B....................................................      48,234,742      33,543,787



                                                               PIMCO VARIABLE       PIMCO VARIABLE     PIMCO VARIABLE
                                                               INSURANCE TRUST     INSURANCE TRUST     INSURANCE TRUST
                                                              EMERGING MARKETS       REAL RETURN        TOTAL RETURN    PROFUND
                                                               BOND PORTFOLIO*   STRATEGY PORTFOLIO*     PORTFOLIO*     VP BEAR*
                                                             ------------------ --------------------- ---------------- ---------
Assets:
Investments in shares of The Trusts, at fair value..........      $ 95,938             $ 70,961           $ 78,127      $11,110
Receivable for The Trusts shares sold.......................            --                   --                 --           --
Receivable for policy-related transactions..................        22,501               33,751             30,001        4,201
                                                                  --------             --------           --------      -------
  Total assets..............................................       118,439              104,712            108,128       15,311
                                                                  --------             --------           --------      -------
Liabilities:
Payable for The Trusts shares purchased.....................        22,497               33,747             29,997        4,201
Payable for policy-related transactions.....................            --                   --                 --           --
                                                                  --------             --------           --------      -------
  Total liabilities.........................................        22,497               33,747             29,997        4,201
                                                                  --------             --------           --------      -------
Net Assets..................................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Net Assets:
Accumulation Units..........................................        95,942               70,965             78,131       11,110
Retained by AXA Equitable in Separate Account No. 49........            --                   --                 --           --
                                                                  --------             --------           --------      -------
Total net assets............................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Investments in shares of The Trusts, at cost................      $ 96,100             $ 70,982           $ 78,173      $11,045
The Trusts shares held
 Class A....................................................            --                   --                 --           --
 Class B....................................................         7,566                5,704              7,221          448

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                PROFUND VP     TARGET 2035   TARGET 2045
                                                              BIOTECHNOLOGY*    ALLOCATION    ALLOCATION
                                                             ---------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........      $3,604       $  917,932    $  893,207
Receivable for The Trusts shares sold.......................          --               --            --
Receivable for policy-related transactions..................          --               --            --
                                                                  ------       ----------    ----------
  Total assets..............................................       3,604          917,932       893,207
                                                                  ------       ----------    ----------
Liabilities:
Payable for The Trusts shares purchased.....................          --               --            --
Payable for policy-related transactions.....................          --               --            --
                                                                  ------       ----------    ----------
  Total liabilities.........................................          --               --            --
                                                                  ------       ----------    ----------
Net Assets..................................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Net Assets:
Accumulation Units..........................................       3,604               --            --
Retained by AXA Equitable in Separate Account No. 49........          --          917,932       893,207
                                                                  ------       ----------    ----------
Total net assets............................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Investments in shares of The Trusts, at cost................      $3,639       $1,129,510    $1,148,835
The Trusts shares held
 Class A....................................................          --           57,811        58,878
 Class B....................................................         166           57,315        58,377


                                                                   TEMPLETON
                                                              DEVELOPING MARKETS      TEMPLETON GOLBAL     VAN ECK WORLDWIDE
                                                               SECURITIES FUND*    BOND SECURITIES FUND*   HARD ASSETS FUND*
                                                             -------------------- ----------------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........        $28,111               $26,733               $ 9,797
Receivable for The Trusts shares sold.......................             --                    --                    --
Receivable for policy-related transactions..................          3,751                 3,362                    --
                                                                    -------               -------               -------
  Total assets..............................................         31,862                30,095                 9,797
                                                                    -------               -------               -------
Liabilities:
Payable for The Trusts shares purchased.....................          3,749                 3,360                    --
Payable for policy-related transactions.....................             --                    --                    --
                                                                    -------               -------               -------
  Total liabilities.........................................          3,749                 3,360                    --
                                                                    -------               -------               -------
Net Assets..................................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Net Assets:
Accumulation Units..........................................         28,113                26,735                 9,797
Retained by AXA Equitable in Separate Account No. 49........             --                    --                    --
                                                                    -------               -------               -------
Total net assets............................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Investments in shares of The Trusts, at cost................        $27,937               $26,688               $10,004
The Trusts shares held
 Class A....................................................             --                    --                    --
 Class B....................................................          2,874                 1,543                   340

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009



                                                                                           Units
                                                  Contract                              Outstanding
                                                   charges   Share Class   Unit Value     (000s)
                                                 ---------- ------------- ------------ ------------
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.30%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.55%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.65%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.70%       B          $ 10.22            1

AIM V.I. MID CAP CORE EQUITY FUND.............       1.30%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.55%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.65%       B          $ 10.38           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.70%       B          $ 10.38           --

ALL ASSET ALLOCATION..........................       1.30%       A          $ 10.18           --
ALL ASSET ALLOCATION..........................       1.55%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.65%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.70%       A          $ 10.17           --

AMERICAN CENTURY VP MID CAP VALUE FUND........       1.30%       B          $ 10.51           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.55%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.65%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.70%       B          $ 10.50           --

AXA AGGRESSIVE ALLOCATION.....................       1.30%       A          $ 10.23            3
AXA AGGRESSIVE ALLOCATION.....................       1.55%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.65%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.70%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       0.50%       B          $ 10.92           --
AXA AGGRESSIVE ALLOCATION.....................       0.95%       B          $ 10.63          118
AXA AGGRESSIVE ALLOCATION.....................       1.15%       B          $ 10.51          665
AXA AGGRESSIVE ALLOCATION.....................       1.20%       B          $ 10.48        3,887
AXA AGGRESSIVE ALLOCATION.....................       1.25%       B          $ 11.59       22,033
AXA AGGRESSIVE ALLOCATION.....................       1.30%       B          $ 10.99       58,442
AXA AGGRESSIVE ALLOCATION.....................       1.35%       B          $ 10.38        1,542
AXA AGGRESSIVE ALLOCATION.....................       1.40%       B          $ 10.35        4,748
AXA AGGRESSIVE ALLOCATION.....................       1.50%       B          $ 11.40       22,438
AXA AGGRESSIVE ALLOCATION.....................       1.55%       B          $ 10.26       47,988
AXA AGGRESSIVE ALLOCATION.....................       1.60%       B          $ 10.23        2,633
AXA AGGRESSIVE ALLOCATION.....................       1.65%       B          $ 11.29       91,369
AXA AGGRESSIVE ALLOCATION.....................       1.70%       B          $ 11.26        8,367
AXA AGGRESSIVE ALLOCATION.....................       1.80%       B          $ 10.11            3
AXA AGGRESSIVE ALLOCATION.....................       1.90%       B          $ 10.05           49

AXA BALANCED STRATEGY.........................       1.30%       B          $ 10.09            7
AXA BALANCED STRATEGY.........................       1.30%       B          $ 11.27        4,766
AXA BALANCED STRATEGY.........................       1.55%       B          $ 10.09           22
AXA BALANCED STRATEGY.........................       1.55%       B          $ 11.25        1,803
AXA BALANCED STRATEGY.........................       1.65%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.65%       B          $ 11.25        1,625
AXA BALANCED STRATEGY.........................       1.70%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.70%       B          $ 11.24           52

AXA CONSERVATIVE ALLOCATION...................       0.50%       B          $ 11.40           --
AXA CONSERVATIVE ALLOCATION...................       0.95%       B          $ 11.10           --
AXA CONSERVATIVE ALLOCATION...................       1.15%       B          $ 10.97          431
AXA CONSERVATIVE ALLOCATION...................       1.20%       B          $ 10.93        4,898
AXA CONSERVATIVE ALLOCATION...................       1.25%       B          $ 11.43       13,575
AXA CONSERVATIVE ALLOCATION...................       1.30%       B          $ 11.39       27,962
AXA CONSERVATIVE ALLOCATION...................       1.35%       B          $ 10.84        2,398
AXA CONSERVATIVE ALLOCATION...................       1.40%       B          $ 10.80        7,709
AXA CONSERVATIVE ALLOCATION...................       1.50%       B          $ 11.25       19,693
AXA CONSERVATIVE ALLOCATION...................       1.55%       B          $ 10.71       25,907
AXA CONSERVATIVE ALLOCATION...................       1.60%       B          $ 10.67        3,583
AXA CONSERVATIVE ALLOCATION...................       1.65%       B          $ 11.14       56,858
AXA CONSERVATIVE ALLOCATION...................       1.70%       B          $ 11.11        7,276

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
AXA CONSERVATIVE ALLOCATION.............       1.80%       B          $ 10.55            12
AXA CONSERVATIVE ALLOCATION.............       1.90%       B          $ 10.48             5

AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 10.06            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 11.14         2,471
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 11.13         1,192
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 11.12         1,085
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 10.05            12
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 11.12            73

AXA CONSERVATIVE STRATEGY...............       1.30%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.30%       B          $ 10.65         1,386
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $ 10.63           457
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $  9.98             3
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $ 10.63         1,112
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $ 10.62           151

AXA CONSERVATIVE-PLUS ALLOCATION........       0.50%       B          $ 11.16            --
AXA CONSERVATIVE-PLUS ALLOCATION........       0.95%       B          $ 10.86            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.15%       B          $ 10.73           460
AXA CONSERVATIVE-PLUS ALLOCATION........       1.20%       B          $ 10.70         3,293
AXA CONSERVATIVE-PLUS ALLOCATION........       1.25%       B          $ 11.37        16,395
AXA CONSERVATIVE-PLUS ALLOCATION........       1.30%       B          $ 11.34        27,256
AXA CONSERVATIVE-PLUS ALLOCATION........       1.35%       B          $ 10.61         1,190
AXA CONSERVATIVE-PLUS ALLOCATION........       1.40%       B          $ 10.57         5,065
AXA CONSERVATIVE-PLUS ALLOCATION........       1.50%       B          $ 11.19        21,464
AXA CONSERVATIVE-PLUS ALLOCATION........       1.55%       B          $ 10.48        20,920
AXA CONSERVATIVE-PLUS ALLOCATION........       1.60%       B          $ 10.45         2,907
AXA CONSERVATIVE-PLUS ALLOCATION........       1.65%       B          $ 11.08        48,383
AXA CONSERVATIVE-PLUS ALLOCATION........       1.70%       B          $ 11.05         4,925
AXA CONSERVATIVE-PLUS ALLOCATION........       1.80%       B          $ 10.32            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.90%       B          $ 10.26            22

AXA GROWTH STRATEGY.....................       1.30%       B          $ 10.16             4
AXA GROWTH STRATEGY.....................       1.30%       B          $ 11.76         9,085
AXA GROWTH STRATEGY.....................       1.55%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.55%       B          $ 11.74         3,580
AXA GROWTH STRATEGY.....................       1.65%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.65%       B          $ 11.74         3,815
AXA GROWTH STRATEGY.....................       1.70%       B          $ 10.16             6
AXA GROWTH STRATEGY.....................       1.70%       B          $ 11.73           200

AXA MODERATE ALLOCATION.................       1.30%       A          $ 10.10             2
AXA MODERATE ALLOCATION.................       1.55%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.65%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.70%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       0.50%       B          $ 55.12            --
AXA MODERATE ALLOCATION.................       0.95%       B          $ 49.45             3
AXA MODERATE ALLOCATION.................       1.15%       B          $ 47.11           450
AXA MODERATE ALLOCATION.................       1.20%       B          $ 46.54         4,129
AXA MODERATE ALLOCATION.................       1.25%       B          $ 11.52        66,947
AXA MODERATE ALLOCATION.................       1.30%       B          $ 11.42       127,613
AXA MODERATE ALLOCATION.................       1.35%       B          $ 44.88         1,234
AXA MODERATE ALLOCATION.................       1.40%       B          $ 44.34         7,003
AXA MODERATE ALLOCATION.................       1.50%       B          $ 11.34        83,661

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
AXA MODERATE ALLOCATION.....................       1.55%       B          $ 42.75        23,023
AXA MODERATE ALLOCATION.....................       1.60%       B          $ 42.24         3,090
AXA MODERATE ALLOCATION.....................       1.65%       B          $ 11.23       187,530
AXA MODERATE ALLOCATION.....................       1.70%       B          $ 41.22         4,527
AXA MODERATE ALLOCATION.....................       1.80%       B          $ 40.23            33
AXA MODERATE ALLOCATION.....................       1.90%       B          $ 39.26             3

AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 10.13           175
AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 11.73         9,521
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 10.12           119
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 11.71         4,999
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 10.12            39
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 11.70         3,014
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 10.12            --
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 11.70           504

AXA MODERATE-PLUS ALLOCATION................       1.30%       A          $ 10.17            32
AXA MODERATE-PLUS ALLOCATION................       1.55%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       1.65%       A          $ 10.16             1
AXA MODERATE-PLUS ALLOCATION................       1.70%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       0.50%       B          $ 11.30            --
AXA MODERATE-PLUS ALLOCATION................       0.95%       B          $ 11.00             7
AXA MODERATE-PLUS ALLOCATION................       1.15%       B          $ 10.87         2,184
AXA MODERATE-PLUS ALLOCATION................       1.20%       B          $ 10.84        11,520
AXA MODERATE-PLUS ALLOCATION................       1.25%       B          $ 11.96        92,197
AXA MODERATE-PLUS ALLOCATION................       1.30%       B          $ 11.92       175,685
AXA MODERATE-PLUS ALLOCATION................       1.35%       B          $ 10.74         5,278
AXA MODERATE-PLUS ALLOCATION................       1.40%       B          $ 10.71        18,681
AXA MODERATE-PLUS ALLOCATION................       1.50%       B          $ 11.77       100,690
AXA MODERATE-PLUS ALLOCATION................       1.55%       B          $ 10.61       147,651
AXA MODERATE-PLUS ALLOCATION................       1.60%       B          $ 10.58         8,360
AXA MODERATE-PLUS ALLOCATION................       1.65%       B          $ 11.66       319,013
AXA MODERATE-PLUS ALLOCATION................       1.70%       B          $ 11.62        27,631
AXA MODERATE-PLUS ALLOCATION................       1.80%       B          $ 10.46            47
AXA MODERATE-PLUS ALLOCATION................       1.90%       B          $ 10.39             1

AXA TACTICAL MANAGER 2000 I.................       1.30%       B          $ 10.75             7
AXA TACTICAL MANAGER 2000 I.................       1.55%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.65%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.70%       B          $ 10.74            --

AXA TACTICAL MANAGER 400 I..................       1.30%       B          $ 10.45             7
AXA TACTICAL MANAGER 400 I..................       1.55%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.65%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.70%       B          $ 10.44            --

AXA TACTICAL MANAGER 500 I..................       1.30%       B          $ 10.23            25
AXA TACTICAL MANAGER 500 I..................       1.55%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.65%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.70%       B          $ 10.23            --

AXA TACTICAL MANAGER INTERNATIONAL I........       1.30%       B          $ 10.00             8
AXA TACTICAL MANAGER INTERNATIONAL I........       1.55%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.65%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.70%       B          $  9.99            --

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.30%       B          $ 10.13           60
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.55%       B          $ 10.13            1
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.65%       B          $ 10.13           --
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.70%       B          $ 10.13            2

EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       A          $  9.99           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.50%       B          $ 14.05           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.95%       B          $ 13.14            1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.20%       B          $ 12.66        3,842
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.25%       B          $ 12.23        7,341
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       B          $ 12.14        7,762
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.35%       B          $ 12.38        1,319
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.40%       B          $ 12.28        5,893
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.50%       B          $ 12.04        9,665
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       B          $ 12.01        6,599
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.60%       B          $ 11.92        2,139
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       B          $ 11.92       11,782
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       B          $ 11.74        1,714
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.80%       B          $ 11.57           48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.90%       B          $ 11.40            6

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       A          $ 10.73           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.50%       B          $ 17.04           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.95%       B          $ 16.09           12
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.20%       B          $ 15.58        2,049
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.25%       B          $ 12.12        3,041
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       B          $ 12.04        2,475
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.35%       B          $ 15.28        1,789
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.40%       B          $ 15.19        3,238
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.50%       B          $ 11.93        4,681
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       B          $ 14.90        2,587
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.60%       B          $ 14.80        1,585
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       B          $ 11.81        3,707
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       B          $ 14.61          346
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.80%       B          $ 14.42            7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.90%       B          $ 14.24            2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.50%       B          $  8.34           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.95%       B          $  8.21           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.20%       B          $  8.15          341
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.25%       B          $  8.13          710
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       B          $  8.12        3,612
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.35%       B          $  8.11           99
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.40%       B          $  8.09          384
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.50%       B          $  8.06          668
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       B          $  8.05        2,073
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.60%       B          $  8.04          145

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.65%       B          $  8.02        4,217
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.70%       B          $  8.01          380
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.80%       B          $  7.98           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.90%       B          $  7.96           --

EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.50%       B          $ 21.64           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.95%       B          $ 20.43           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.20%       B          $ 19.79        3,557
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.25%       B          $ 11.67        7,160
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       B          $ 11.59        7,088
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.35%       B          $ 19.41        1,562
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.40%       B          $ 19.29        5,417
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.50%       B          $ 11.48       10,304
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       B          $ 18.92        4,776
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.60%       B          $ 18.80        2,050
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       B          $ 11.37        9,718
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       B          $ 18.56          880
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.80%       B          $ 18.32           19
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.90%       B          $ 18.09            3

EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       A          $  9.92            1
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.50%       B          $ 20.05           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.95%       B          $ 18.93           17
EQ/BLACKROCK INTERNATIONAL VALUE............       1.20%       B          $ 18.33        3,102
EQ/BLACKROCK INTERNATIONAL VALUE............       1.25%       B          $ 14.28        5,740
EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       B          $ 14.19        4,627
EQ/BLACKROCK INTERNATIONAL VALUE............       1.35%       B          $ 17.99        3,639
EQ/BLACKROCK INTERNATIONAL VALUE............       1.40%       B          $ 17.87        4,006
EQ/BLACKROCK INTERNATIONAL VALUE............       1.50%       B          $ 14.05        8,129
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       B          $ 17.53        5,490
EQ/BLACKROCK INTERNATIONAL VALUE............       1.60%       B          $ 17.42        2,216
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       B          $ 13.92        9,672
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       B          $ 17.19          984
EQ/BLACKROCK INTERNATIONAL VALUE............       1.80%       B          $ 16.97           39
EQ/BLACKROCK INTERNATIONAL VALUE............       1.90%       B          $ 16.76            7

EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.70%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.50%       B          $  5.60           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.95%       B          $  5.33            1
EQ/BOSTON ADVISORS EQUITY INCOME............       1.20%       B          $  5.18        1,513
EQ/BOSTON ADVISORS EQUITY INCOME............       1.25%       B          $  5.15        4,976
EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       B          $  2.09       12,019
EQ/BOSTON ADVISORS EQUITY INCOME............       1.35%       B          $  5.10          352
EQ/BOSTON ADVISORS EQUITY INCOME............       1.40%       B          $  5.07        2,152
EQ/BOSTON ADVISORS EQUITY INCOME............       1.50%       B          $  5.01        8,195
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       B          $  4.98        5,308
EQ/BOSTON ADVISORS EQUITY INCOME............       1.60%       B          $  4.95          481
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       B          $  4.93        7,687

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%       B          $  4.90          611
EQ/BOSTON ADVISORS EQUITY INCOME........       1.80%       B          $  4.84            1
EQ/BOSTON ADVISORS EQUITY INCOME........       1.90%       B          $  4.79           24

EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.50%       B          $  7.63           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.95%       B          $  7.28           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.20%       B          $  7.09          416
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.25%       B          $  9.28          771
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.30%       B          $  9.23          723
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.35%       B          $  6.98          113
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.40%       B          $  6.94          612
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.50%       B          $  9.13          829
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.55%       B          $  6.83          641
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.60%       B          $  6.80          187
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.65%       B          $  9.04          976
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.70%       B          $  6.72          265
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.80%       B          $  6.65            1
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.90%       B          $  6.58           --

EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.50%       B          $ 11.77           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.95%       B          $ 11.11            2
EQ/CAPITAL GUARDIAN GROWTH..............       1.20%       B          $ 10.76        1,557
EQ/CAPITAL GUARDIAN GROWTH..............       1.25%       B          $  9.66        3,404
EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       B          $  9.59        3,953
EQ/CAPITAL GUARDIAN GROWTH..............       1.35%       B          $ 10.56        3,755
EQ/CAPITAL GUARDIAN GROWTH..............       1.40%       B          $ 10.49        1,782
EQ/CAPITAL GUARDIAN GROWTH..............       1.50%       B          $  9.50        2,537
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       B          $ 10.29        2,912
EQ/CAPITAL GUARDIAN GROWTH..............       1.60%       B          $ 10.22        1,536
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       B          $  9.41       10,253
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       B          $ 10.09        1,490
EQ/CAPITAL GUARDIAN GROWTH..............       1.80%       B          $  9.96           10
EQ/CAPITAL GUARDIAN GROWTH..............       1.90%       B          $  9.84            8

EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       A          $ 10.42           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.50%       B          $ 11.09           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.95%       B          $ 10.57           52
EQ/CAPITAL GUARDIAN RESEARCH............       1.20%       B          $ 10.29       11,050
EQ/CAPITAL GUARDIAN RESEARCH............       1.25%       B          $ 10.58       10,220
EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       B          $ 10.52        3,080
EQ/CAPITAL GUARDIAN RESEARCH............       1.35%       B          $ 10.12        7,935
EQ/CAPITAL GUARDIAN RESEARCH............       1.40%       B          $ 10.06       12,046
EQ/CAPITAL GUARDIAN RESEARCH............       1.50%       B          $ 10.41        8,530
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       B          $  9.90        5,543
EQ/CAPITAL GUARDIAN RESEARCH............       1.60%       B          $  9.85       11,353
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       B          $ 10.31       14,379
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       B          $  9.74        2,196
EQ/CAPITAL GUARDIAN RESEARCH............       1.80%       B          $  9.64           77
EQ/CAPITAL GUARDIAN RESEARCH............       1.90%       B          $  9.53           11

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/COMMON STOCK INDEX............       1.30%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.55%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.65%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.70%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       0.50%       B          $ 256.03           --
EQ/COMMON STOCK INDEX............       0.95%       B          $ 219.55            1
EQ/COMMON STOCK INDEX............       1.20%       B          $ 201.51          301
EQ/COMMON STOCK INDEX............       1.25%       B          $   9.97        9,230
EQ/COMMON STOCK INDEX............       1.30%       B          $   9.79        6,300
EQ/COMMON STOCK INDEX............       1.35%       B          $ 191.39          486
EQ/COMMON STOCK INDEX............       1.40%       B          $ 188.13          462
EQ/COMMON STOCK INDEX............       1.50%       B          $   9.81       15,628
EQ/COMMON STOCK INDEX............       1.55%       B          $ 178.67          502
EQ/COMMON STOCK INDEX............       1.60%       B          $ 175.62          270
EQ/COMMON STOCK INDEX............       1.65%       B          $   9.72        8,285
EQ/COMMON STOCK INDEX............       1.70%       B          $ 169.68           60
EQ/COMMON STOCK INDEX............       1.80%       B          $ 163.92            2
EQ/COMMON STOCK INDEX............       1.90%       B          $ 158.35            1

EQ/CORE BOND INDEX...............       0.50%       B          $  14.70           --
EQ/CORE BOND INDEX...............       0.95%       B          $  13.92           11
EQ/CORE BOND INDEX...............       1.20%       B          $  13.51        7,161
EQ/CORE BOND INDEX...............       1.25%       B          $  10.11       11,826
EQ/CORE BOND INDEX...............       1.30%       B          $   9.92           32
EQ/CORE BOND INDEX...............       1.30%       B          $  10.05        9,215
EQ/CORE BOND INDEX...............       1.35%       B          $  13.26        3,654
EQ/CORE BOND INDEX...............       1.40%       B          $  13.18       10,278
EQ/CORE BOND INDEX...............       1.50%       B          $   9.95       14,762
EQ/CORE BOND INDEX...............       1.55%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.55%       B          $  12.94        8,565
EQ/CORE BOND INDEX...............       1.60%       B          $  12.87        6,863
EQ/CORE BOND INDEX...............       1.65%       B          $   9.85       15,630
EQ/CORE BOND INDEX...............       1.65%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.70%       B          $   9.91            6
EQ/CORE BOND INDEX...............       1.70%       B          $  12.71        1,504
EQ/CORE BOND INDEX...............       1.80%       B          $  12.56          108
EQ/CORE BOND INDEX...............       1.90%       B          $  12.40           15

EQ/DAVIS NEW YORK VENTURE........       1.30%       A          $  10.28           --
EQ/DAVIS NEW YORK VENTURE........       1.55%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.65%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.70%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       0.50%       B          $   8.96           --
EQ/DAVIS NEW YORK VENTURE........       0.95%       B          $   8.83           --
EQ/DAVIS NEW YORK VENTURE........       1.20%       B          $   8.76        1,352
EQ/DAVIS NEW YORK VENTURE........       1.25%       B          $   8.74        2,865
EQ/DAVIS NEW YORK VENTURE........       1.30%       B          $   8.73        8,363
EQ/DAVIS NEW YORK VENTURE........       1.35%       B          $   8.71          397
EQ/DAVIS NEW YORK VENTURE........       1.40%       B          $   8.70        1,529
EQ/DAVIS NEW YORK VENTURE........       1.50%       B          $   8.67        3,565
EQ/DAVIS NEW YORK VENTURE........       1.55%       B          $   8.65        6,031
EQ/DAVIS NEW YORK VENTURE........       1.60%       B          $   8.64          803
EQ/DAVIS NEW YORK VENTURE........       1.65%       B          $   8.63       12,570
EQ/DAVIS NEW YORK VENTURE........       1.70%       B          $   8.61        1,601
EQ/DAVIS NEW YORK VENTURE........       1.80%       B          $   8.58           --
EQ/DAVIS NEW YORK VENTURE........       1.90%       B          $   8.55            4

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/EQUITY 500 INDEX..............       1.30%       A          $ 10.26            3
EQ/EQUITY 500 INDEX..............       1.55%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.65%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.70%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       0.50%       B          $ 27.29           --
EQ/EQUITY 500 INDEX..............       0.95%       B          $ 25.40            4
EQ/EQUITY 500 INDEX..............       1.20%       B          $ 24.40        4,963
EQ/EQUITY 500 INDEX..............       1.25%       B          $ 10.96       10,178
EQ/EQUITY 500 INDEX..............       1.30%       B          $ 10.87        8,430
EQ/EQUITY 500 INDEX..............       1.35%       B          $ 23.82        3,275
EQ/EQUITY 500 INDEX..............       1.40%       B          $ 23.63        7,232
EQ/EQUITY 500 INDEX..............       1.50%       B          $ 10.78       14,347
EQ/EQUITY 500 INDEX..............       1.55%       B          $ 23.07        4,766
EQ/EQUITY 500 INDEX..............       1.60%       B          $ 22.89        4,502
EQ/EQUITY 500 INDEX..............       1.65%       B          $ 10.68       16,494
EQ/EQUITY 500 INDEX..............       1.70%       B          $ 22.52        1,432
EQ/EQUITY 500 INDEX..............       1.80%       B          $ 22.16           94
EQ/EQUITY 500 INDEX..............       1.90%       B          $ 21.81            8

EQ/EQUITY GROWTH PLUS............       0.50%       B          $ 14.75           --
EQ/EQUITY GROWTH PLUS............       0.95%       B          $ 14.20            6
EQ/EQUITY GROWTH PLUS............       1.20%       B          $ 13.91        8,286
EQ/EQUITY GROWTH PLUS............       1.25%       B          $ 11.43       14,342
EQ/EQUITY GROWTH PLUS............       1.30%       B          $ 11.38       11,370
EQ/EQUITY GROWTH PLUS............       1.35%       B          $ 13.73        1,079
EQ/EQUITY GROWTH PLUS............       1.40%       B          $ 13.67       12,414
EQ/EQUITY GROWTH PLUS............       1.50%       B          $ 11.24       19,010
EQ/EQUITY GROWTH PLUS............       1.55%       B          $ 13.50        9,136
EQ/EQUITY GROWTH PLUS............       1.60%       B          $ 13.44        4,931
EQ/EQUITY GROWTH PLUS............       1.65%       B          $ 11.14       25,216
EQ/EQUITY GROWTH PLUS............       1.70%       B          $ 13.33        2,904
EQ/EQUITY GROWTH PLUS............       1.80%       B          $ 13.22           41
EQ/EQUITY GROWTH PLUS............       1.90%       B          $ 13.11            3

EQ/EVERGREEN OMEGA...............       0.50%       B          $ 10.64           --
EQ/EVERGREEN OMEGA...............       0.95%       B          $ 10.13           --
EQ/EVERGREEN OMEGA...............       1.20%       B          $  9.85        2,394
EQ/EVERGREEN OMEGA...............       1.25%       B          $ 13.22        2,715
EQ/EVERGREEN OMEGA...............       1.30%       B          $ 13.14        2,913
EQ/EVERGREEN OMEGA...............       1.35%       B          $  9.68          407
EQ/EVERGREEN OMEGA...............       1.40%       B          $  9.63        3,116
EQ/EVERGREEN OMEGA...............       1.50%       B          $ 13.01        3,275
EQ/EVERGREEN OMEGA...............       1.55%       B          $  9.47        3,886
EQ/EVERGREEN OMEGA...............       1.60%       B          $  9.42        1,281
EQ/EVERGREEN OMEGA...............       1.65%       B          $ 12.88        5,221
EQ/EVERGREEN OMEGA...............       1.70%       B          $  9.31          537
EQ/EVERGREEN OMEGA...............       1.80%       B          $  9.21           --
EQ/EVERGREEN OMEGA...............       1.90%       B          $  9.11            2

EQ/FRANKLIN CORE BALANCED........       1.30%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.55%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.65%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.70%       A          $ 10.28           --
EQ/FRANKLIN CORE BALANCED........       0.50%       B          $  9.36           --
EQ/FRANKLIN CORE BALANCED........       0.95%       B          $  9.22           15
EQ/FRANKLIN CORE BALANCED........       1.20%       B          $  9.14        2,199
EQ/FRANKLIN CORE BALANCED........       1.25%       B          $  9.13        5,541

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      Units
                                             Contract                              Outstanding
                                              charges   Share Class   Unit Value     (000s)
                                            ---------- ------------- ------------ ------------
EQ/FRANKLIN CORE BALANCED................       1.30%       B          $  9.11        9,627
EQ/FRANKLIN CORE BALANCED................       1.35%       B          $  9.10          550
EQ/FRANKLIN CORE BALANCED................       1.40%       B          $  9.08        3,211
EQ/FRANKLIN CORE BALANCED................       1.50%       B          $  9.05        6,931
EQ/FRANKLIN CORE BALANCED................       1.55%       B          $  9.03        8,263
EQ/FRANKLIN CORE BALANCED................       1.60%       B          $  9.02        1,591
EQ/FRANKLIN CORE BALANCED................       1.65%       B          $  9.00       26,123
EQ/FRANKLIN CORE BALANCED................       1.70%       B          $  8.99        1,908
EQ/FRANKLIN CORE BALANCED................       1.80%       B          $  8.96           11
EQ/FRANKLIN CORE BALANCED................       1.90%       B          $  8.93           --

EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.50%       B          $  7.68           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.95%       B          $  7.59           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.15%       B          $  7.55          702
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.20%       B          $  7.54        1,026
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.25%       B          $  7.53        3,919
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       B          $  7.52       53,600
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.35%       B          $  7.51          558
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.40%       B          $  7.50        2,091
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.50%       B          $  7.48        4,821
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       B          $  7.47       29,210
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.60%       B          $  7.46        1,076
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       B          $  7.45       77,428
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       B          $  7.44        4,971
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.80%       B          $  7.42           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.90%       B          $  7.40           --

EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.50%       B          $ 12.08           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.95%       B          $ 11.82           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.20%       B          $ 11.68          338
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.25%       B          $ 11.66        1,452
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       B          $ 11.42        2,024
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.35%       B          $ 11.60           84
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.40%       B          $ 11.57          966
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.50%       B          $ 11.52        2,090
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       B          $ 11.49        1,717
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.60%       B          $ 11.47          175
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       B          $ 11.44        2,904
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       B          $ 11.41          248
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.80%       B          $ 11.36           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.90%       B          $ 11.30           --

EQ/GAMCO SMALL COMPANY VALUE.............       1.30%       A          $ 10.59            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.55%       A          $ 10.58            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.65%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.70%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.50%       B          $ 34.01           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.95%       B          $ 30.86           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.20%       B          $ 29.24          996
EQ/GAMCO SMALL COMPANY VALUE.............       1.25%       B          $ 28.92        2,481

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/GAMCO SMALL COMPANY VALUE.................       1.30%       B          $ 44.36        2,346
EQ/GAMCO SMALL COMPANY VALUE.................       1.35%       B          $ 28.30          281
EQ/GAMCO SMALL COMPANY VALUE.................       1.40%       B          $ 27.99        1,672
EQ/GAMCO SMALL COMPANY VALUE.................       1.50%       B          $ 27.39        4,025
EQ/GAMCO SMALL COMPANY VALUE.................       1.55%       B          $ 27.10        3,958
EQ/GAMCO SMALL COMPANY VALUE.................       1.60%       B          $ 26.80          352
EQ/GAMCO SMALL COMPANY VALUE.................       1.65%       B          $ 26.51        4,361
EQ/GAMCO SMALL COMPANY VALUE.................       1.70%       B          $ 26.23          666
EQ/GAMCO SMALL COMPANY VALUE.................       1.80%       B          $ 25.66            1
EQ/GAMCO SMALL COMPANY VALUE.................       1.90%       B          $ 25.11            6

EQ/GLOBAL BOND PLUS..........................       1.30%       A          $  9.85            2
EQ/GLOBAL BOND PLUS..........................       1.55%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.65%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.70%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       0.50%       B          $ 11.75           --
EQ/GLOBAL BOND PLUS..........................       0.95%       B          $ 11.53           --
EQ/GLOBAL BOND PLUS..........................       1.20%       B          $ 11.41        1,509
EQ/GLOBAL BOND PLUS..........................       1.25%       B          $ 11.38        3,352
EQ/GLOBAL BOND PLUS..........................       1.30%       B          $ 11.36        5,026
EQ/GLOBAL BOND PLUS..........................       1.35%       B          $ 11.41          463
EQ/GLOBAL BOND PLUS..........................       1.40%       B          $ 11.31        2,574
EQ/GLOBAL BOND PLUS..........................       1.50%       B          $ 11.26        6,162
EQ/GLOBAL BOND PLUS..........................       1.55%       B          $ 11.24        5,491
EQ/GLOBAL BOND PLUS..........................       1.60%       B          $ 11.21        1,156
EQ/GLOBAL BOND PLUS..........................       1.65%       B          $ 11.19        9,976
EQ/GLOBAL BOND PLUS..........................       1.70%       B          $ 11.16        1,037
EQ/GLOBAL BOND PLUS..........................       1.80%       B          $ 11.12           --
EQ/GLOBAL BOND PLUS..........................       1.90%       B          $ 11.07            1

EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       A          $ 10.16            2
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.50%       B          $ 18.29           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.95%       B          $ 17.29           30
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.20%       B          $ 16.76        3,162
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.25%       B          $ 21.81        5,923
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       B          $ 21.67        6,856
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.35%       B          $ 16.45        1,671
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.40%       B          $ 16.34        6,743
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.50%       B          $ 21.46       10,074
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       B          $ 16.04        9,622
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.60%       B          $ 15.94        2,334
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       B          $ 21.26       10,747
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       B          $ 15.74        1,600
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.80%       B          $ 15.54           22
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.90%       B          $ 15.35            3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.50%       B          $ 23.11           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.95%       B          $ 21.23            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.20%       B          $ 20.25        2,027
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.25%       B          $ 10.79        2,428
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $  9.89            3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $ 10.68        4,131
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.35%       B          $ 19.68          524
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.40%       B          $ 19.49        3,150
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.50%       B          $ 10.62        3,441

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $ 18.94        2,248
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.60%       B          $ 18.76        1,385
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $ 10.51        6,213
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $  9.89            6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $ 18.41          875
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.80%       B          $ 18.06            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.90%       B          $ 17.72            1

EQ/INTERNATIONAL CORE PLUS...................       1.30%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.55%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.65%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.70%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       0.50%       B          $ 13.14           --
EQ/INTERNATIONAL CORE PLUS...................       0.95%       B          $ 12.52           37
EQ/INTERNATIONAL CORE PLUS...................       1.20%       B          $ 12.18        4,895
EQ/INTERNATIONAL CORE PLUS...................       1.25%       B          $ 14.15        6,923
EQ/INTERNATIONAL CORE PLUS...................       1.30%       B          $ 14.08        5,399
EQ/INTERNATIONAL CORE PLUS...................       1.35%       B          $ 11.99        1,671
EQ/INTERNATIONAL CORE PLUS...................       1.40%       B          $ 11.92        6,378
EQ/INTERNATIONAL CORE PLUS...................       1.50%       B          $ 13.93        7,101
EQ/INTERNATIONAL CORE PLUS...................       1.55%       B          $ 11.73        6,484
EQ/INTERNATIONAL CORE PLUS...................       1.60%       B          $ 11.67        5,230
EQ/INTERNATIONAL CORE PLUS...................       1.65%       B          $ 13.80       12,800
EQ/INTERNATIONAL CORE PLUS...................       1.70%       B          $ 11.54        2,278
EQ/INTERNATIONAL CORE PLUS...................       1.80%       B          $ 11.42           18
EQ/INTERNATIONAL CORE PLUS...................       1.90%       B          $ 11.29            2

EQ/INTERNATIONAL ETF.........................       1.30%       A          $ 10.00           --
EQ/INTERNATIONAL ETF.........................       1.55%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.65%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.70%       A          $  9.99           --

EQ/INTERNATIONAL GROWTH......................       1.30%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.55%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.65%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.70%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       0.50%       B          $ 13.56           --
EQ/INTERNATIONAL GROWTH......................       0.95%       B          $ 13.28           --
EQ/INTERNATIONAL GROWTH......................       1.20%       B          $ 13.12          939
EQ/INTERNATIONAL GROWTH......................       1.25%       B          $ 13.09        1,995
EQ/INTERNATIONAL GROWTH......................       1.30%       B          $  5.80        7,396
EQ/INTERNATIONAL GROWTH......................       1.35%       B          $ 13.03          214
EQ/INTERNATIONAL GROWTH......................       1.40%       B          $ 13.00        1,298
EQ/INTERNATIONAL GROWTH......................       1.50%       B          $ 12.94        2,941
EQ/INTERNATIONAL GROWTH......................       1.55%       B          $ 12.91        3,313
EQ/INTERNATIONAL GROWTH......................       1.60%       B          $ 12.88          458
EQ/INTERNATIONAL GROWTH......................       1.65%       B          $ 12.85        5,774
EQ/INTERNATIONAL GROWTH......................       1.70%       B          $ 12.82          777
EQ/INTERNATIONAL GROWTH......................       1.80%       B          $ 12.76           13
EQ/INTERNATIONAL GROWTH......................       1.90%       B          $ 12.70            1

EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.30%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.55%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.65%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.70%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       0.50%       B          $ 13.54           --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                    Units
                                           Contract                              Outstanding
                                            charges   Share Class   Unit Value     (000s)
                                          ---------- ------------- ------------ ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.95%       B          $ 12.78            3
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.20%       B          $ 12.38        1,918
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.25%       B          $ 11.12        1,342
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.30%       B          $ 11.05        1,315
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.35%       B          $ 12.14        5,750
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.40%       B          $ 12.06        2,640
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.50%       B          $ 10.94        1,477
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.55%       B          $ 11.83        2,758
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.60%       B          $ 11.76        2,244
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.65%       B          $ 10.84        2,250
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.70%       B          $ 11.61          275
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.80%       B          $ 11.46           42
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.90%       B          $ 11.31           14

EQ/LARGE CAP CORE PLUS.................       0.50%       B          $  9.18           --
EQ/LARGE CAP CORE PLUS.................       0.95%       B          $  8.73            3
EQ/LARGE CAP CORE PLUS.................       1.20%       B          $  8.50        2,214
EQ/LARGE CAP CORE PLUS.................       1.25%       B          $ 10.89          933
EQ/LARGE CAP CORE PLUS.................       1.30%       B          $ 10.82          588
EQ/LARGE CAP CORE PLUS.................       1.35%       B          $  8.35        1,599
EQ/LARGE CAP CORE PLUS.................       1.40%       B          $  8.31        2,676
EQ/LARGE CAP CORE PLUS.................       1.50%       B          $ 10.71        1,069
EQ/LARGE CAP CORE PLUS.................       1.55%       B          $  8.17        2,683
EQ/LARGE CAP CORE PLUS.................       1.60%       B          $  8.12        3,499
EQ/LARGE CAP CORE PLUS.................       1.65%       B          $ 10.61        1,676
EQ/LARGE CAP CORE PLUS.................       1.70%       B          $  8.03          367
EQ/LARGE CAP CORE PLUS.................       1.80%       B          $  7.94           33
EQ/LARGE CAP CORE PLUS.................       1.90%       B          $  7.86            2

EQ/LARGE CAP GROWTH INDEX..............       1.30%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.55%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.65%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       1.70%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       0.50%       B          $  7.28           --
EQ/LARGE CAP GROWTH INDEX..............       0.95%       B          $  6.93           29
EQ/LARGE CAP GROWTH INDEX..............       1.20%       B          $  6.75        3,809
EQ/LARGE CAP GROWTH INDEX..............       1.25%       B          $ 11.77        2,408
EQ/LARGE CAP GROWTH INDEX..............       1.30%       B          $ 11.71        1,648
EQ/LARGE CAP GROWTH INDEX..............       1.35%       B          $  6.64        3,463
EQ/LARGE CAP GROWTH INDEX..............       1.40%       B          $  6.60        5,711
EQ/LARGE CAP GROWTH INDEX..............       1.50%       B          $ 11.58        3,111
EQ/LARGE CAP GROWTH INDEX..............       1.55%       B          $  6.50        7,663
EQ/LARGE CAP GROWTH INDEX..............       1.60%       B          $  6.46        6,521
EQ/LARGE CAP GROWTH INDEX..............       1.65%       B          $ 11.47        4,165
EQ/LARGE CAP GROWTH INDEX..............       1.70%       B          $  6.39        1,047
EQ/LARGE CAP GROWTH INDEX..............       1.80%       B          $  6.32           51
EQ/LARGE CAP GROWTH INDEX..............       1.90%       B          $  6.26           26

EQ/LARGE CAP GROWTH PLUS...............       1.30%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.55%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.65%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       1.70%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       0.50%       B          $ 15.55           --
EQ/LARGE CAP GROWTH PLUS...............       0.95%       B          $ 14.68           12
EQ/LARGE CAP GROWTH PLUS...............       1.20%       B          $ 14.22        1,109
EQ/LARGE CAP GROWTH PLUS...............       1.25%       B          $ 12.11        1,512
EQ/LARGE CAP GROWTH PLUS...............       1.30%       B          $ 12.04        1,863
EQ/LARGE CAP GROWTH PLUS...............       1.35%       B          $ 13.95        3,051

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LARGE CAP GROWTH PLUS................       1.40%       B          $ 13.86        1,713
EQ/LARGE CAP GROWTH PLUS................       1.50%       B          $ 11.92        2,551
EQ/LARGE CAP GROWTH PLUS................       1.55%       B          $ 13.60        3,016
EQ/LARGE CAP GROWTH PLUS................       1.60%       B          $ 13.51        1,897
EQ/LARGE CAP GROWTH PLUS................       1.65%       B          $ 11.81        2,475
EQ/LARGE CAP GROWTH PLUS................       1.70%       B          $ 13.34          249
EQ/LARGE CAP GROWTH PLUS................       1.80%       B          $ 13.17            5
EQ/LARGE CAP GROWTH PLUS................       1.90%       B          $ 13.00            1

EQ/LARGE CAP VALUE INDEX................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.55%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.65%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.70%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       0.50%       B          $  5.42           --
EQ/LARGE CAP VALUE INDEX................       0.95%       B          $  5.31           --
EQ/LARGE CAP VALUE INDEX................       1.20%       B          $  5.26          382
EQ/LARGE CAP VALUE INDEX................       1.25%       B          $  5.25        2,221
EQ/LARGE CAP VALUE INDEX................       1.30%       B          $  5.24        2,573
EQ/LARGE CAP VALUE INDEX................       1.35%       B          $  5.30          136
EQ/LARGE CAP VALUE INDEX................       1.40%       B          $  5.21          695
EQ/LARGE CAP VALUE INDEX................       1.50%       B          $  5.19        3,152
EQ/LARGE CAP VALUE INDEX................       1.55%       B          $  5.18        2,425
EQ/LARGE CAP VALUE INDEX................       1.60%       B          $  5.17          341
EQ/LARGE CAP VALUE INDEX................       1.65%       B          $  5.16        6,971
EQ/LARGE CAP VALUE INDEX................       1.70%       B          $  5.15          868
EQ/LARGE CAP VALUE INDEX................       1.80%       B          $  5.12           --
EQ/LARGE CAP VALUE INDEX................       1.90%       B          $  5.10           --

EQ/LARGE CAP VALUE PLUS.................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE PLUS.................       1.55%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.65%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.70%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       0.50%       B          $ 12.44           --
EQ/LARGE CAP VALUE PLUS.................       0.95%       B          $ 11.78           26
EQ/LARGE CAP VALUE PLUS.................       1.20%       B          $ 11.43       13,118
EQ/LARGE CAP VALUE PLUS.................       1.25%       B          $  9.60       15,428
EQ/LARGE CAP VALUE PLUS.................       1.30%       B          $  9.54        5,376
EQ/LARGE CAP VALUE PLUS.................       1.35%       B          $ 11.22        3,670
EQ/LARGE CAP VALUE PLUS.................       1.40%       B          $ 11.16       19,583
EQ/LARGE CAP VALUE PLUS.................       1.50%       B          $  9.45       22,628
EQ/LARGE CAP VALUE PLUS.................       1.55%       B          $ 10.95        7,574
EQ/LARGE CAP VALUE PLUS.................       1.60%       B          $ 10.89        9,238
EQ/LARGE CAP VALUE PLUS.................       1.65%       B          $  9.36       15,820
EQ/LARGE CAP VALUE PLUS.................       1.70%       B          $ 10.76        2,313
EQ/LARGE CAP VALUE PLUS.................       1.80%       B          $ 10.63          115
EQ/LARGE CAP VALUE PLUS.................       1.90%       B          $ 10.50           22

EQ/LORD ABBETT GROWTH AND INCOME........       0.50%       B          $  9.49           --
EQ/LORD ABBETT GROWTH AND INCOME........       0.95%       B          $  9.29           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.20%       B          $  9.18          306
EQ/LORD ABBETT GROWTH AND INCOME........       1.25%       B          $  9.16        1,631
EQ/LORD ABBETT GROWTH AND INCOME........       1.30%       B          $  9.18        1,771
EQ/LORD ABBETT GROWTH AND INCOME........       1.35%       B          $  9.12          205
EQ/LORD ABBETT GROWTH AND INCOME........       1.40%       B          $  9.10          511
EQ/LORD ABBETT GROWTH AND INCOME........       1.50%       B          $  9.06        1,813
EQ/LORD ABBETT GROWTH AND INCOME........       1.55%       B          $  9.03        1,759
EQ/LORD ABBETT GROWTH AND INCOME........       1.60%       B          $  9.01          235
EQ/LORD ABBETT GROWTH AND INCOME........       1.65%       B          $  8.99        4,379

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LORD ABBETT GROWTH AND INCOME........       1.70%       B          $  8.97          344
EQ/LORD ABBETT GROWTH AND INCOME........       1.80%       B          $  8.93           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.90%       B          $  8.89           --

EQ/LORD ABBETT LARGE CAP CORE...........       0.50%       B          $ 11.25           --
EQ/LORD ABBETT LARGE CAP CORE...........       0.95%       B          $ 11.01           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.20%       B          $ 10.88          532
EQ/LORD ABBETT LARGE CAP CORE...........       1.25%       B          $ 10.86        1,427
EQ/LORD ABBETT LARGE CAP CORE...........       1.30%       B          $ 10.91        2,462
EQ/LORD ABBETT LARGE CAP CORE...........       1.35%       B          $ 10.81          265
EQ/LORD ABBETT LARGE CAP CORE...........       1.40%       B          $ 10.78        1,042
EQ/LORD ABBETT LARGE CAP CORE...........       1.50%       B          $ 10.73        1,881
EQ/LORD ABBETT LARGE CAP CORE...........       1.55%       B          $ 10.71        2,041
EQ/LORD ABBETT LARGE CAP CORE...........       1.60%       B          $ 10.68          241
EQ/LORD ABBETT LARGE CAP CORE...........       1.65%       B          $ 10.66        4,065
EQ/LORD ABBETT LARGE CAP CORE...........       1.70%       B          $ 10.63          455
EQ/LORD ABBETT LARGE CAP CORE...........       1.80%       B          $ 10.58           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.90%       B          $ 10.53            1

EQ/MID CAP INDEX........................       1.30%       A          $ 10.51           --
EQ/MID CAP INDEX........................       1.55%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.65%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.70%       A          $ 10.50           --
EQ/MID CAP INDEX........................       0.50%       B          $  9.99           --
EQ/MID CAP INDEX........................       0.95%       B          $  9.57           24
EQ/MID CAP INDEX........................       1.20%       B          $  9.35        7,234
EQ/MID CAP INDEX........................       1.25%       B          $ 10.81        7,651
EQ/MID CAP INDEX........................       1.30%       B          $ 10.76        5,325
EQ/MID CAP INDEX........................       1.35%       B          $  9.22          861
EQ/MID CAP INDEX........................       1.40%       B          $  9.17        9,656
EQ/MID CAP INDEX........................       1.50%       B          $ 10.64       10,281
EQ/MID CAP INDEX........................       1.55%       B          $  9.04        7,799
EQ/MID CAP INDEX........................       1.60%       B          $  9.00        4,410
EQ/MID CAP INDEX........................       1.65%       B          $ 10.54       10,675
EQ/MID CAP INDEX........................       1.70%       B          $  8.92        1,781
EQ/MID CAP INDEX........................       1.80%       B          $  8.83           27
EQ/MID CAP INDEX........................       1.90%       B          $  8.75            3

EQ/MID CAP VALUE PLUS...................       1.30%       A          $ 10.51           --
EQ/MID CAP VALUE PLUS...................       1.55%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.65%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.70%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       0.50%       B          $ 15.18           --
EQ/MID CAP VALUE PLUS...................       0.95%       B          $ 14.33            8
EQ/MID CAP VALUE PLUS...................       1.20%       B          $ 13.88        5,762
EQ/MID CAP VALUE PLUS...................       1.25%       B          $ 12.22       12,503
EQ/MID CAP VALUE PLUS...................       1.30%       B          $ 12.15        9,184
EQ/MID CAP VALUE PLUS...................       1.35%       B          $ 13.61          838
EQ/MID CAP VALUE PLUS...................       1.40%       B          $ 13.53        8,652
EQ/MID CAP VALUE PLUS...................       1.50%       B          $ 12.03       17,862
EQ/MID CAP VALUE PLUS...................       1.55%       B          $ 13.27        8,258
EQ/MID CAP VALUE PLUS...................       1.60%       B          $ 13.18        3,462
EQ/MID CAP VALUE PLUS...................       1.65%       B          $ 11.92       19,394
EQ/MID CAP VALUE PLUS...................       1.70%       B          $ 13.01        2,158
EQ/MID CAP VALUE PLUS...................       1.80%       B          $ 12.85           31
EQ/MID CAP VALUE PLUS...................       1.90%       B          $ 12.68           10

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                Units
                                       Contract                              Outstanding
                                        charges   Share Class   Unit Value     (000s)
                                      ---------- ------------- ------------ ------------
EQ/MONEY MARKET....................       1.30%       A          $  9.99           11
EQ/MONEY MARKET....................       1.55%       A          $  9.98           11
EQ/MONEY MARKET....................       1.65%       A          $  9.98           --
EQ/MONEY MARKET....................       1.70%       A          $  9.98           --
EQ/MONEY MARKET....................       0.00%       B          $ 44.43           15
EQ/MONEY MARKET....................       0.50%       B          $ 38.52           --
EQ/MONEY MARKET....................       0.95%       B          $ 33.86            1
EQ/MONEY MARKET....................       1.15%       B          $ 11.20           50
EQ/MONEY MARKET....................       1.15%       B          $ 31.97           30
EQ/MONEY MARKET....................       1.20%       B          $ 31.51        1,674
EQ/MONEY MARKET....................       1.25%       B          $ 10.69        5,685
EQ/MONEY MARKET....................       1.30%       B          $ 10.53        8,092
EQ/MONEY MARKET....................       1.35%       B          $ 30.18        1,654
EQ/MONEY MARKET....................       1.40%       B          $ 29.75        2,902
EQ/MONEY MARKET....................       1.50%       B          $ 10.52       12,105
EQ/MONEY MARKET....................       1.55%       B          $ 28.48        3,955
EQ/MONEY MARKET....................       1.55%       B          $ 31.78        1,514
EQ/MONEY MARKET....................       1.60%       B          $ 28.08        2,814
EQ/MONEY MARKET....................       1.65%       B          $ 10.42       19,098
EQ/MONEY MARKET....................       1.70%       B          $ 27.28        1,227
EQ/MONEY MARKET....................       1.70%       B          $ 31.71          141
EQ/MONEY MARKET....................       1.80%       B          $ 26.50            6
EQ/MONEY MARKET....................       1.90%       B          $ 25.74            5

EQ/MONTAG & CALDWELL GROWTH........       1.30%       A          $ 10.28           --
EQ/MONTAG & CALDWELL GROWTH........       1.55%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       1.65%       A          $ 10.27            1
EQ/MONTAG & CALDWELL GROWTH........       1.70%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       0.50%       B          $  5.45           --
EQ/MONTAG & CALDWELL GROWTH........       0.95%       B          $  5.18           --
EQ/MONTAG & CALDWELL GROWTH........       1.20%       B          $  5.04        1,701
EQ/MONTAG & CALDWELL GROWTH........       1.25%       B          $  5.01        3,417
EQ/MONTAG & CALDWELL GROWTH........       1.30%       B          $  2.00        9,924
EQ/MONTAG & CALDWELL GROWTH........       1.35%       B          $  4.96          460
EQ/MONTAG & CALDWELL GROWTH........       1.40%       B          $  4.93        3,761
EQ/MONTAG & CALDWELL GROWTH........       1.50%       B          $  4.87        6,278
EQ/MONTAG & CALDWELL GROWTH........       1.55%       B          $  4.85        6,055
EQ/MONTAG & CALDWELL GROWTH........       1.60%       B          $  4.82        1,089
EQ/MONTAG & CALDWELL GROWTH........       1.65%       B          $  4.79        7,498
EQ/MONTAG & CALDWELL GROWTH........       1.70%       B          $  4.77        1,099
EQ/MONTAG & CALDWELL GROWTH........       1.80%       B          $  4.71           13
EQ/MONTAG & CALDWELL GROWTH........       1.90%       B          $  4.66            1

EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.65%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.70%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.50%       B          $  8.33           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.95%       B          $  8.20            4
EQ/MUTUAL LARGE CAP EQUITY.........       1.20%       B          $  8.14          848
EQ/MUTUAL LARGE CAP EQUITY.........       1.25%       B          $  8.12        2,571
EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       B          $  8.11        5,808
EQ/MUTUAL LARGE CAP EQUITY.........       1.35%       B          $  8.09          173
EQ/MUTUAL LARGE CAP EQUITY.........       1.40%       B          $  8.08        1,104
EQ/MUTUAL LARGE CAP EQUITY.........       1.50%       B          $  8.05        2,182
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       B          $  8.04        3,613
EQ/MUTUAL LARGE CAP EQUITY.........       1.60%       B          $  8.03          450

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               Units
                                      Contract                              Outstanding
                                       charges   Share Class   Unit Value     (000s)
                                     ---------- ------------- ------------ ------------
EQ/MUTUAL LARGE CAP EQUITY........       1.65%       B          $  8.01       11,439
EQ/MUTUAL LARGE CAP EQUITY........       1.70%       B          $  8.00        1,402
EQ/MUTUAL LARGE CAP EQUITY........       1.80%       B          $  7.97            1
EQ/MUTUAL LARGE CAP EQUITY........       1.90%       B          $  7.95           --

EQ/OPPENHEIMER GLOBAL.............       1.30%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.55%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.65%       A          $ 10.18            1
EQ/OPPENHEIMER GLOBAL.............       1.70%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       0.50%       B          $  9.51           --
EQ/OPPENHEIMER GLOBAL.............       0.95%       B          $  9.37           --
EQ/OPPENHEIMER GLOBAL.............       1.20%       B          $  9.29          496
EQ/OPPENHEIMER GLOBAL.............       1.25%       B          $  9.28        1,377
EQ/OPPENHEIMER GLOBAL.............       1.30%       B          $  9.26        3,449
EQ/OPPENHEIMER GLOBAL.............       1.35%       B          $  9.25          187
EQ/OPPENHEIMER GLOBAL.............       1.40%       B          $  9.23          930
EQ/OPPENHEIMER GLOBAL.............       1.50%       B          $  9.20        1,615
EQ/OPPENHEIMER GLOBAL.............       1.55%       B          $  9.18        3,094
EQ/OPPENHEIMER GLOBAL.............       1.60%       B          $  9.17          301
EQ/OPPENHEIMER GLOBAL.............       1.65%       B          $  9.15        5,394
EQ/OPPENHEIMER GLOBAL.............       1.70%       B          $  9.14          860
EQ/OPPENHEIMER GLOBAL.............       1.80%       B          $  9.11           --
EQ/OPPENHEIMER GLOBAL.............       1.90%       B          $  9.08           --

EQ/PIMCO ULTRA SHORT BOND.........       1.30%       A          $  9.99            6
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       A          $  9.98            3
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       0.50%       B          $ 11.36           --
EQ/PIMCO ULTRA SHORT BOND.........       0.95%       B          $ 11.12           --
EQ/PIMCO ULTRA SHORT BOND.........       1.20%       B          $ 10.99        4,278
EQ/PIMCO ULTRA SHORT BOND.........       1.25%       B          $ 10.96       12,957
EQ/PIMCO ULTRA SHORT BOND.........       1.30%       B          $  9.54       18,851
EQ/PIMCO ULTRA SHORT BOND.........       1.35%       B          $ 10.91        1,795
EQ/PIMCO ULTRA SHORT BOND.........       1.40%       B          $ 10.89        8,807
EQ/PIMCO ULTRA SHORT BOND.........       1.50%       B          $ 10.83       20,961
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       B          $ 10.81       17,971
EQ/PIMCO ULTRA SHORT BOND.........       1.60%       B          $ 10.78        3,688
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       B          $ 10.76       39,919
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       B          $ 10.73        3,673
EQ/PIMCO ULTRA SHORT BOND.........       1.80%       B          $ 10.68           25
EQ/PIMCO ULTRA SHORT BOND.........       1.90%       B          $ 10.63           21

EQ/QUALITY BOND PLUS..............       0.50%       B          $ 18.73           --
EQ/QUALITY BOND PLUS..............       0.95%       B          $ 17.40            2
EQ/QUALITY BOND PLUS..............       1.20%       B          $ 16.70        2,934
EQ/QUALITY BOND PLUS..............       1.25%       B          $ 10.78        5,975
EQ/QUALITY BOND PLUS..............       1.30%       B          $ 10.69        4,912
EQ/QUALITY BOND PLUS..............       1.35%       B          $ 16.29          425
EQ/QUALITY BOND PLUS..............       1.40%       B          $ 16.16        5,096
EQ/QUALITY BOND PLUS..............       1.50%       B          $ 10.61        9,223
EQ/QUALITY BOND PLUS..............       1.55%       B          $ 15.77        3,756
EQ/QUALITY BOND PLUS..............       1.60%       B          $ 15.64        1,604
EQ/QUALITY BOND PLUS..............       1.65%       B          $ 10.51        9,834
EQ/QUALITY BOND PLUS..............       1.70%       B          $ 15.38        1,133
EQ/QUALITY BOND PLUS..............       1.80%       B          $ 15.13            4
EQ/QUALITY BOND PLUS..............       1.90%       B          $ 14.88            8

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  Units
                                         Contract                              Outstanding
                                          charges   Share Class   Unit Value     (000s)
                                        ---------- ------------- ------------ ------------
EQ/SMALL COMPANY INDEX...............       1.30%       A          $ 10.76            1
EQ/SMALL COMPANY INDEX...............       1.55%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.65%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.70%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       0.50%       B          $ 14.88           --
EQ/SMALL COMPANY INDEX...............       0.95%       B          $ 14.09            6
EQ/SMALL COMPANY INDEX...............       1.20%       B          $ 13.67        2,399
EQ/SMALL COMPANY INDEX...............       1.25%       B          $ 11.72        3,897
EQ/SMALL COMPANY INDEX...............       1.30%       B          $ 11.64        4,873
EQ/SMALL COMPANY INDEX...............       1.35%       B          $ 13.42          864
EQ/SMALL COMPANY INDEX...............       1.40%       B          $ 13.34        3,860
EQ/SMALL COMPANY INDEX...............       1.50%       B          $ 11.53        5,543
EQ/SMALL COMPANY INDEX...............       1.55%       B          $ 13.10        4,503
EQ/SMALL COMPANY INDEX...............       1.60%       B          $ 13.02        1,522
EQ/SMALL COMPANY INDEX...............       1.65%       B          $ 11.42        7,505
EQ/SMALL COMPANY INDEX...............       1.70%       B          $ 12.86        1,024
EQ/SMALL COMPANY INDEX...............       1.80%       B          $ 12.70           12
EQ/SMALL COMPANY INDEX...............       1.90%       B          $ 12.55            3

EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       A          $ 10.35            3
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       A          $ 10.35           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.50%       B          $ 16.84           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.95%       B          $ 15.28            4
EQ/T. ROWE PRICE GROWTH STOCK........       1.20%       B          $ 14.47        1,513
EQ/T. ROWE PRICE GROWTH STOCK........       1.25%       B          $ 14.32        2,034
EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       B          $  5.42        7,194
EQ/T. ROWE PRICE GROWTH STOCK........       1.35%       B          $ 14.01          419
EQ/T. ROWE PRICE GROWTH STOCK........       1.40%       B          $ 13.86        2,357
EQ/T. ROWE PRICE GROWTH STOCK........       1.50%       B          $ 13.56        3,312
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       B          $ 13.41        3,402
EQ/T. ROWE PRICE GROWTH STOCK........       1.60%       B          $ 13.27        1,232
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       B          $ 13.12        5,286
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       B          $ 12.98          610
EQ/T. ROWE PRICE GROWTH STOCK........       1.80%       B          $ 12.70           12
EQ/T. ROWE PRICE GROWTH STOCK........       1.90%       B          $ 12.43           11

EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.50%       B          $  8.35           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.95%       B          $  8.22            1
EQ/TEMPLETON GLOBAL EQUITY...........       1.20%       B          $  8.15          503
EQ/TEMPLETON GLOBAL EQUITY...........       1.25%       B          $  8.14        1,698
EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       B          $  8.13        5,026
EQ/TEMPLETON GLOBAL EQUITY...........       1.35%       B          $  8.11          165
EQ/TEMPLETON GLOBAL EQUITY...........       1.40%       B          $  8.10          757
EQ/TEMPLETON GLOBAL EQUITY...........       1.50%       B          $  8.07        1,721
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       B          $  8.06        3,207
EQ/TEMPLETON GLOBAL EQUITY...........       1.60%       B          $  8.04          355
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       B          $  8.03        8,585
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       B          $  8.02          735
EQ/TEMPLETON GLOBAL EQUITY...........       1.80%       B          $  7.99            2
EQ/TEMPLETON GLOBAL EQUITY...........       1.90%       B          $  7.96           --

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/UBS GROWTH AND INCOME....................       0.50%       B          $  5.30           --
EQ/UBS GROWTH AND INCOME....................       0.95%       B          $  5.04           --
EQ/UBS GROWTH AND INCOME....................       1.20%       B          $  4.90          340
EQ/UBS GROWTH AND INCOME....................       1.25%       B          $  4.88        1,716
EQ/UBS GROWTH AND INCOME....................       1.30%       B          $  1.90        4,312
EQ/UBS GROWTH AND INCOME....................       1.35%       B          $  4.82           80
EQ/UBS GROWTH AND INCOME....................       1.40%       B          $  4.79          639
EQ/UBS GROWTH AND INCOME....................       1.50%       B          $  4.74        3,231
EQ/UBS GROWTH AND INCOME....................       1.55%       B          $  4.71        2,496
EQ/UBS GROWTH AND INCOME....................       1.60%       B          $  4.69          166
EQ/UBS GROWTH AND INCOME....................       1.65%       B          $  4.66        2,887
EQ/UBS GROWTH AND INCOME....................       1.70%       B          $  4.63          166
EQ/UBS GROWTH AND INCOME....................       1.80%       B          $  4.58           --
EQ/UBS GROWTH AND INCOME....................       1.90%       B          $  4.53           --

EQ/VAN KAMPEN COMSTOCK......................       1.30%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.55%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.65%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.70%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       0.50%       B          $  9.41           --
EQ/VAN KAMPEN COMSTOCK......................       0.95%       B          $  9.21            1
EQ/VAN KAMPEN COMSTOCK......................       1.20%       B          $  9.10          361
EQ/VAN KAMPEN COMSTOCK......................       1.25%       B          $  9.08        3,717
EQ/VAN KAMPEN COMSTOCK......................       1.30%       B          $  9.06        2,994
EQ/VAN KAMPEN COMSTOCK......................       1.35%       B          $  9.04          202
EQ/VAN KAMPEN COMSTOCK......................       1.40%       B          $  9.01          694
EQ/VAN KAMPEN COMSTOCK......................       1.50%       B          $  8.97        3,068
EQ/VAN KAMPEN COMSTOCK......................       1.55%       B          $  8.95        2,153
EQ/VAN KAMPEN COMSTOCK......................       1.60%       B          $  8.93          427
EQ/VAN KAMPEN COMSTOCK......................       1.65%       B          $  8.91       10,345
EQ/VAN KAMPEN COMSTOCK......................       1.70%       B          $  8.89          490
EQ/VAN KAMPEN COMSTOCK......................       1.80%       B          $  8.85            2
EQ/VAN KAMPEN COMSTOCK......................       1.90%       B          $  8.80           --

EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       A          $ 10.21            2
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       A          $ 10.21            1
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.50%       B          $ 13.50           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.95%       B          $ 13.21            4
EQ/VAN KAMPEN MID CAP GROWTH................       1.20%       B          $ 13.06        1,227
EQ/VAN KAMPEN MID CAP GROWTH................       1.25%       B          $ 13.03        3,700
EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       B          $ 13.00        4,560
EQ/VAN KAMPEN MID CAP GROWTH................       1.35%       B          $ 12.97          470
EQ/VAN KAMPEN MID CAP GROWTH................       1.40%       B          $ 12.94        2,331
EQ/VAN KAMPEN MID CAP GROWTH................       1.50%       B          $ 12.87        4,827
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       B          $ 12.84        5,105
EQ/VAN KAMPEN MID CAP GROWTH................       1.60%       B          $ 12.81          511
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       B          $ 12.78        7,909
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       B          $ 12.75          885
EQ/VAN KAMPEN MID CAP GROWTH................       1.80%       B          $ 12.69           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.90%       B          $ 12.63           --

FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.30%       B          $ 10.37            1
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.55%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.65%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.70%       B          $ 10.37            1

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                        Units
                                                               Contract                              Outstanding
                                                                charges   Share Class   Unit Value     (000s)
                                                              ---------- ------------- ------------ ------------
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.30%       B          $ 10.17          1
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.55%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.65%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.70%       B          $ 10.17         --

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.30%       B          $ 10.14          2
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.55%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.65%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.70%       B          $ 10.13         --

FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.30%       B          $ 10.15          5
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.55%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.65%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.70%       B          $ 10.15         --

GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.30%       B          $ 10.48         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.55%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.65%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.70%       B          $ 10.47         --

IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.30%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.55%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.65%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.70%       B          $ 10.15          1

IVY FUNDS VIP ENERGY.......................................       1.30%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.55%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.65%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.70%       B          $ 10.32         --

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.30%       B          $ 10.35          6
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.55%       B          $ 10.35         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.65%       B          $ 10.34         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.70%       B          $ 10.34          1

IVY FUNDS VIP HIGH INCOME..................................       1.30%       B          $ 10.30          2
IVY FUNDS VIP HIGH INCOME..................................       1.55%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.65%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.70%       B          $ 10.29         --

IVY FUNDS VIP MID CAP GROWTH...............................       1.30%       B          $ 10.43         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.55%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.65%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.70%       B          $ 10.42          2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.30%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.55%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.65%       B          $ 10.61         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.70%       B          $ 10.61         --

IVY FUNDS VIP SMALL CAP GROWTH.............................       1.30%       B          $ 10.57         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.55%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.65%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.70%       B          $ 10.56         --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.30%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.55%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.65%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.70%       B          $ 10.21          2

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.30%       B          $ 10.09           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.55%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.65%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.70%       B          $ 10.08           --

MULTIMANAGER AGGRESSIVE EQUITY..............       0.50%       B          $ 57.33           --
MULTIMANAGER AGGRESSIVE EQUITY..............       0.95%       B          $ 51.43            1
MULTIMANAGER AGGRESSIVE EQUITY..............       1.20%       B          $ 48.41          665
MULTIMANAGER AGGRESSIVE EQUITY..............       1.25%       B          $ 10.29        3,811
MULTIMANAGER AGGRESSIVE EQUITY..............       1.30%       B          $ 10.16        2,900
MULTIMANAGER AGGRESSIVE EQUITY..............       1.35%       B          $ 46.68          317
MULTIMANAGER AGGRESSIVE EQUITY..............       1.40%       B          $ 46.12          984
MULTIMANAGER AGGRESSIVE EQUITY..............       1.50%       B          $ 10.13        6,121
MULTIMANAGER AGGRESSIVE EQUITY..............       1.55%       B          $ 44.47          764
MULTIMANAGER AGGRESSIVE EQUITY..............       1.60%       B          $ 43.93          370
MULTIMANAGER AGGRESSIVE EQUITY..............       1.65%       B          $ 10.03        5,825
MULTIMANAGER AGGRESSIVE EQUITY..............       1.70%       B          $ 42.88          144
MULTIMANAGER AGGRESSIVE EQUITY..............       1.80%       B          $ 41.84            3
MULTIMANAGER AGGRESSIVE EQUITY..............       1.90%       B          $ 40.84           --

MULTIMANAGER CORE BOND......................       0.50%       B          $ 13.95           --
MULTIMANAGER CORE BOND......................       0.95%       B          $ 13.45           --
MULTIMANAGER CORE BOND......................       1.20%       B          $ 13.18        7,850
MULTIMANAGER CORE BOND......................       1.25%       B          $ 12.21        7,470
MULTIMANAGER CORE BOND......................       1.30%       B          $ 12.20        8,726
MULTIMANAGER CORE BOND......................       1.35%       B          $ 13.02          834
MULTIMANAGER CORE BOND......................       1.40%       B          $ 12.97       13,028
MULTIMANAGER CORE BOND......................       1.50%       B          $ 12.01       11,182
MULTIMANAGER CORE BOND......................       1.55%       B          $ 12.81        7,487
MULTIMANAGER CORE BOND......................       1.60%       B          $ 12.76        4,407
MULTIMANAGER CORE BOND......................       1.65%       B          $ 11.90       19,288
MULTIMANAGER CORE BOND......................       1.70%       B          $ 12.66        3,238
MULTIMANAGER CORE BOND......................       1.80%       B          $ 12.55           15
MULTIMANAGER CORE BOND......................       1.90%       B          $ 12.45            3

MULTIMANAGER INTERNATIONAL EQUITY...........       0.50%       B          $ 13.43           --
MULTIMANAGER INTERNATIONAL EQUITY...........       0.95%       B          $ 12.95           --
MULTIMANAGER INTERNATIONAL EQUITY...........       1.20%       B          $ 12.69        2,645
MULTIMANAGER INTERNATIONAL EQUITY...........       1.25%       B          $ 13.71        3,660
MULTIMANAGER INTERNATIONAL EQUITY...........       1.30%       B          $ 13.65        3,873
MULTIMANAGER INTERNATIONAL EQUITY...........       1.35%       B          $ 12.53          439
MULTIMANAGER INTERNATIONAL EQUITY...........       1.40%       B          $ 12.48        4,149
MULTIMANAGER INTERNATIONAL EQUITY...........       1.50%       B          $ 13.49        5,445
MULTIMANAGER INTERNATIONAL EQUITY...........       1.55%       B          $ 12.33        4,312
MULTIMANAGER INTERNATIONAL EQUITY...........       1.60%       B          $ 12.28        1,474
MULTIMANAGER INTERNATIONAL EQUITY...........       1.65%       B          $ 13.36        8,035
MULTIMANAGER INTERNATIONAL EQUITY...........       1.70%       B          $ 12.18          967
MULTIMANAGER INTERNATIONAL EQUITY...........       1.80%       B          $ 12.08            9
MULTIMANAGER INTERNATIONAL EQUITY...........       1.90%       B          $ 11.99            1

MULTIMANAGER LARGE CAP CORE EQUITY..........       0.50%       B          $ 10.67           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       0.95%       B          $ 10.29           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.20%       B          $ 10.08        1,573
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.25%       B          $ 10.99          905
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.30%       B          $ 10.94          759
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.35%       B          $  9.96          166
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.40%       B          $  9.92        2,854
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.50%       B          $ 10.81        1,611

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                       Units
                                              Contract                              Outstanding
                                               charges   Share Class   Unit Value     (000s)
                                             ---------- ------------- ------------ ------------
MULTIMANAGER LARGE CAP CORE EQUITY........       1.55%       B          $  9.80        1,086
MULTIMANAGER LARGE CAP CORE EQUITY........       1.60%       B          $  9.76          922
MULTIMANAGER LARGE CAP CORE EQUITY........       1.65%       B          $ 10.71        2,563
MULTIMANAGER LARGE CAP CORE EQUITY........       1.70%       B          $  9.68          452
MULTIMANAGER LARGE CAP CORE EQUITY........       1.80%       B          $  9.60            2
MULTIMANAGER LARGE CAP CORE EQUITY........       1.90%       B          $  9.52           --

MULTIMANAGER LARGE CAP GROWTH.............       0.50%       B          $  8.22           --
MULTIMANAGER LARGE CAP GROWTH.............       0.95%       B          $  7.93           --
MULTIMANAGER LARGE CAP GROWTH.............       1.20%       B          $  7.77        3,233
MULTIMANAGER LARGE CAP GROWTH.............       1.25%       B          $  9.24        2,381
MULTIMANAGER LARGE CAP GROWTH.............       1.30%       B          $  9.21        1,451
MULTIMANAGER LARGE CAP GROWTH.............       1.35%       B          $  7.68          357
MULTIMANAGER LARGE CAP GROWTH.............       1.40%       B          $  7.64        5,891
MULTIMANAGER LARGE CAP GROWTH.............       1.50%       B          $  9.10        3,437
MULTIMANAGER LARGE CAP GROWTH.............       1.55%       B          $  7.55        1,893
MULTIMANAGER LARGE CAP GROWTH.............       1.60%       B          $  7.52        2,237
MULTIMANAGER LARGE CAP GROWTH.............       1.65%       B          $  9.01        3,935
MULTIMANAGER LARGE CAP GROWTH.............       1.70%       B          $  7.46          747
MULTIMANAGER LARGE CAP GROWTH.............       1.80%       B          $  7.40           36
MULTIMANAGER LARGE CAP GROWTH.............       1.90%       B          $  7.34            3

MULTIMANAGER LARGE CAP VALUE..............       0.50%       B          $ 11.76           --
MULTIMANAGER LARGE CAP VALUE..............       0.95%       B          $ 11.34           16
MULTIMANAGER LARGE CAP VALUE..............       1.20%       B          $ 11.11        3,376
MULTIMANAGER LARGE CAP VALUE..............       1.25%       B          $ 11.97        3,372
MULTIMANAGER LARGE CAP VALUE..............       1.30%       B          $ 11.92        3,180
MULTIMANAGER LARGE CAP VALUE..............       1.35%       B          $ 10.98          384
MULTIMANAGER LARGE CAP VALUE..............       1.40%       B          $ 10.93        5,614
MULTIMANAGER LARGE CAP VALUE..............       1.50%       B          $ 11.78        5,400
MULTIMANAGER LARGE CAP VALUE..............       1.55%       B          $ 10.80        3,315
MULTIMANAGER LARGE CAP VALUE..............       1.60%       B          $ 10.76        2,160
MULTIMANAGER LARGE CAP VALUE..............       1.65%       B          $ 11.67        6,264
MULTIMANAGER LARGE CAP VALUE..............       1.70%       B          $ 10.67          860
MULTIMANAGER LARGE CAP VALUE..............       1.80%       B          $ 10.58           32
MULTIMANAGER LARGE CAP VALUE..............       1.90%       B          $ 10.50            3

MULTIMANAGER MID CAP GROWTH...............       0.50%       B          $ 10.06           --
MULTIMANAGER MID CAP GROWTH...............       0.95%       B          $  9.70            1
MULTIMANAGER MID CAP GROWTH...............       1.20%       B          $  9.51        4,099
MULTIMANAGER MID CAP GROWTH...............       1.25%       B          $ 11.61        2,493
MULTIMANAGER MID CAP GROWTH...............       1.30%       B          $ 11.57        1,900
MULTIMANAGER MID CAP GROWTH...............       1.35%       B          $  9.39          367
MULTIMANAGER MID CAP GROWTH...............       1.40%       B          $  9.35        6,425
MULTIMANAGER MID CAP GROWTH...............       1.50%       B          $ 11.43        3,637
MULTIMANAGER MID CAP GROWTH...............       1.55%       B          $  9.24        2,357
MULTIMANAGER MID CAP GROWTH...............       1.60%       B          $  9.20        2,263
MULTIMANAGER MID CAP GROWTH...............       1.65%       B          $ 11.32        4,627
MULTIMANAGER MID CAP GROWTH...............       1.70%       B          $  9.13          810
MULTIMANAGER MID CAP GROWTH...............       1.80%       B          $  9.05           10
MULTIMANAGER MID CAP GROWTH...............       1.90%       B          $  8.98            2

MULTIMANAGER MID CAP VALUE................       0.50%       B          $ 13.24           --
MULTIMANAGER MID CAP VALUE................       0.95%       B          $ 12.77            2
MULTIMANAGER MID CAP VALUE................       1.20%       B          $ 12.52        3,037
MULTIMANAGER MID CAP VALUE................       1.25%       B          $ 13.39        2,352
MULTIMANAGER MID CAP VALUE................       1.30%       B          $ 13.34        2,341
MULTIMANAGER MID CAP VALUE................       1.35%       B          $ 12.37          352

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                   Units
                                          Contract                              Outstanding
                                           charges   Share Class   Unit Value     (000s)
                                         ---------- ------------- ------------ ------------
MULTIMANAGER MID CAP VALUE............       1.40%       B          $ 12.32        5,142
MULTIMANAGER MID CAP VALUE............       1.50%       B          $ 13.18        3,723
MULTIMANAGER MID CAP VALUE............       1.55%       B          $ 12.17        2,667
MULTIMANAGER MID CAP VALUE............       1.60%       B          $ 12.12        1,844
MULTIMANAGER MID CAP VALUE............       1.65%       B          $ 13.06        4,569
MULTIMANAGER MID CAP VALUE............       1.70%       B          $ 12.02          803
MULTIMANAGER MID CAP VALUE............       1.80%       B          $ 11.92           10
MULTIMANAGER MID CAP VALUE............       1.90%       B          $ 11.82            1

MULTIMANAGER MULTI-SECTOR BOND........       0.50%       B          $ 32.86           --
MULTIMANAGER MULTI-SECTOR BOND........       0.95%       B          $ 29.61            3
MULTIMANAGER MULTI-SECTOR BOND........       1.20%       B          $ 27.94        2,255
MULTIMANAGER MULTI-SECTOR BOND........       1.25%       B          $ 10.47        5,696
MULTIMANAGER MULTI-SECTOR BOND........       1.30%       B          $ 10.34        3,205
MULTIMANAGER MULTI-SECTOR BOND........       1.35%       B          $ 26.98        1,101
MULTIMANAGER MULTI-SECTOR BOND........       1.40%       B          $ 26.67        3,644
MULTIMANAGER MULTI-SECTOR BOND........       1.50%       B          $ 10.30        9,334
MULTIMANAGER MULTI-SECTOR BOND........       1.55%       B          $ 25.75        1,890
MULTIMANAGER MULTI-SECTOR BOND........       1.60%       B          $ 25.45        1,854
MULTIMANAGER MULTI-SECTOR BOND........       1.65%       B          $ 10.21        8,522
MULTIMANAGER MULTI-SECTOR BOND........       1.70%       B          $ 24.86          663
MULTIMANAGER MULTI-SECTOR BOND........       1.80%       B          $ 24.29           10
MULTIMANAGER MULTI-SECTOR BOND........       1.90%       B          $ 23.72           --

MULTIMANAGER SMALL CAP GROWTH.........       0.50%       B          $  7.50           --
MULTIMANAGER SMALL CAP GROWTH.........       0.95%       B          $  7.13            1
MULTIMANAGER SMALL CAP GROWTH.........       1.20%       B          $  6.93          736
MULTIMANAGER SMALL CAP GROWTH.........       1.25%       B          $  6.89        3,951
MULTIMANAGER SMALL CAP GROWTH.........       1.30%       B          $  3.95        7,492
MULTIMANAGER SMALL CAP GROWTH.........       1.35%       B          $  6.82          366
MULTIMANAGER SMALL CAP GROWTH.........       1.40%       B          $  6.78        1,675
MULTIMANAGER SMALL CAP GROWTH.........       1.50%       B          $  6.70        5,666
MULTIMANAGER SMALL CAP GROWTH.........       1.55%       B          $  6.66        4,460
MULTIMANAGER SMALL CAP GROWTH.........       1.60%       B          $  6.63          322
MULTIMANAGER SMALL CAP GROWTH.........       1.65%       B          $  6.59        7,464
MULTIMANAGER SMALL CAP GROWTH.........       1.70%       B          $  6.55          786
MULTIMANAGER SMALL CAP GROWTH.........       1.80%       B          $  6.48            1
MULTIMANAGER SMALL CAP GROWTH.........       1.90%       B          $  6.41           --

MULTIMANAGER SMALL CAP VALUE..........       0.50%       B          $ 14.82           --
MULTIMANAGER SMALL CAP VALUE..........       0.95%       B          $ 14.04            5
MULTIMANAGER SMALL CAP VALUE..........       1.20%       B          $ 13.62        3,946
MULTIMANAGER SMALL CAP VALUE..........       1.25%       B          $ 10.23        5,478
MULTIMANAGER SMALL CAP VALUE..........       1.30%       B          $ 10.17        1,415
MULTIMANAGER SMALL CAP VALUE..........       1.35%       B          $ 13.37        1,914
MULTIMANAGER SMALL CAP VALUE..........       1.40%       B          $ 13.29        5,208
MULTIMANAGER SMALL CAP VALUE..........       1.50%       B          $ 10.07        7,062
MULTIMANAGER SMALL CAP VALUE..........       1.55%       B          $ 13.05        1,909
MULTIMANAGER SMALL CAP VALUE..........       1.60%       B          $ 12.97        2,646
MULTIMANAGER SMALL CAP VALUE..........       1.65%       B          $  9.97        6,164
MULTIMANAGER SMALL CAP VALUE..........       1.70%       B          $ 12.81          586
MULTIMANAGER SMALL CAP VALUE..........       1.80%       B          $ 12.66           29
MULTIMANAGER SMALL CAP VALUE..........       1.90%       B          $ 12.50            6

MULTIMANAGER TECHNOLOGY...............       0.50%       B          $ 10.80           --
MULTIMANAGER TECHNOLOGY...............       0.95%       B          $ 10.42           21
MULTIMANAGER TECHNOLOGY...............       1.20%       B          $ 10.21        2,254
MULTIMANAGER TECHNOLOGY...............       1.25%       B          $ 11.89        2,741

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                                                                                   Units
                                                                          Contract                              Outstanding
                                                                           charges   Share Class   Unit Value     (000s)
                                                                         ---------- ------------- ------------ ------------
MULTIMANAGER TECHNOLOGY...............................................       1.30%       B           $ 11.84        3,012
MULTIMANAGER TECHNOLOGY...............................................       1.35%       B           $ 10.08          657
MULTIMANAGER TECHNOLOGY...............................................       1.40%       B           $ 10.04        5,089
MULTIMANAGER TECHNOLOGY...............................................       1.50%       B           $ 11.70        5,807
MULTIMANAGER TECHNOLOGY...............................................       1.55%       B           $  9.92        5,240
MULTIMANAGER TECHNOLOGY...............................................       1.60%       B           $  9.88        2,062
MULTIMANAGER TECHNOLOGY...............................................       1.65%       B           $ 11.59        5,856
MULTIMANAGER TECHNOLOGY...............................................       1.70%       B           $  9.80          766
MULTIMANAGER TECHNOLOGY...............................................       1.80%       B           $  9.72            8
MULTIMANAGER TECHNOLOGY...............................................       1.90%       B           $  9.64           --

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.30%       B           $ 10.05           10
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.55%       B           $ 10.05           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.65%       B           $ 10.04           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.70%       B           $ 10.04           --

PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.30%       B           $  9.98            6
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.65%       B           $  9.97            1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.70%       B           $  9.97           --

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.30%       B           $  9.98            8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.65%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.70%       B           $  9.98           --

PROFUND VP BEAR.......................................................       1.30%       B           $  9.67            1
PROFUND VP BEAR.......................................................       1.55%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.65%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.70%       B           $  9.66           --

PROFUND VP BIOTECHNOLOGY..............................................       1.30%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.55%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.65%       B           $ 10.08           --
PROFUND VP BIOTECHNOLOGY..............................................       1.70%       B           $ 10.08           --

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.30%       B           $ 10.30            2
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.55%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.65%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.70%       B           $ 10.29           --

TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.30%       B           $ 10.05            3
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.55%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.65%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.70%       B           $ 10.05           --

VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.30%       B           $ 10.30            1
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.55%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.65%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.70%       B           $ 10.30           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          AIM V.I.          AIM V.I.
                                                        GLOBAL REAL       MID CAP CORE
                                                      ESTATE FUND (b)   EQUITY FUND (b)
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --
                                                           ---               ---
Net Investment Income (Loss)........................        (1)               --
                                                           ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --
  Realized gain distribution from The Trusts........        --                --
                                                           ---               ---
 Net realized gain (loss)...........................        --                --
                                                           ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        10                (5)
                                                           ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        10                (5)
                                                           ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $ 9               $(5)
                                                           ===               ===



                                                                       AMERICAN CENTURY
                                                         ALL ASSET        VP MID CAP       AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (b)    VALUE FUND (b)       ALLOCATION     STRATEGY (a)
                                                     ---------------- ------------------ ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $222             $  3          $    24,943,454   $  955,033
 Expenses:
  Less: Asset-based charges.........................         --               --               37,645,648      274,554
                                                           ----             ----          ---------------   ----------
Net Investment Income (Loss)........................        222                3              (12,702,194)     680,479
                                                           ----             ----          ---------------   ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         --               --             (240,538,810)     133,154
  Realized gain distribution from The Trusts........        150               --              302,440,732      402,748
                                                           ----             ----          ---------------   ----------
 Net realized gain (loss)...........................        150               --               61,901,922      535,902
                                                           ----             ----          ---------------   ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        196              (11)             553,620,619      754,528
                                                           ----             ----          ---------------   ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        346              (11)             615,522,541    1,290,430
                                                           ----             ----          ---------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $568             $ (8)         $   602,820,347   $1,970,909
                                                           ====             ====          ===============   ==========

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION     GROWTH STRATEGY (a)
                                                     ----------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  39,941,016          $674,279
 Expenses:
  Less: Asset-based charges.........................      25,302,597           158,101
                                                       -------------          --------
Net Investment Income (Loss)........................      14,638,419           516,178
                                                       -------------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (81,086,045)           53,032
  Realized gain distribution from The Trusts........      57,869,672           191,333
                                                       -------------          --------
 Net realized gain (loss)...........................     (23,216,373)          244,365
                                                       -------------          --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     157,791,510            82,731
                                                       -------------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     134,575,137           327,096
                                                       -------------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 149,213,556          $843,274
                                                       =============          ========



                                                      AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS    AXA GROWTH      AXA MODERATE
                                                        STRATEGY (a)           ALLOCATION        STRATEGY (a)      ALLOCATION
                                                     ------------------ ----------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   508,923          $  29,240,776        $1,341,180    $    90,223,488
 Expenses:
  Less: Asset-based charges.........................         96,731             22,188,793           570,687         92,907,433
                                                        -----------          -------------        ----------    ---------------
Net Investment Income (Loss)........................        412,192              7,051,983           770,493         (2,683,945)
                                                        -----------          -------------        ----------    ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         29,126            (63,650,130)          112,546       (139,165,511)
  Realized gain distribution from The Trusts........         57,470             93,204,788           842,474        447,853,874
                                                        -----------          -------------        ----------    ---------------
 Net realized gain (loss)...........................         86,596             29,554,658           955,020        308,688,363
                                                        -----------          -------------        ----------    ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (299,450)           156,537,422         3,895,194        647,151,022
                                                        -----------          -------------        ----------    ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (212,854)           186,092,080         4,850,214        955,839,385
                                                        -----------          -------------        ----------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   199,338          $ 193,144,063        $5,620,707    $   953,155,440
                                                        ===========          =============        ==========    ===============

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        AXA MODERATE    AXA MODERATE-PLUS      AXA TACTICAL
                                                      GROWTH STRATEGY       ALLOCATION      MANAGER 2000 I (b)
                                                     ----------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $1,821,625      $  124,893,351           $   165
 Expenses:
  Less: Asset-based charges.........................        647,902         137,883,194                17
                                                         ----------      --------------           -------
Net Investment Income (Loss)........................      1,173,723         (12,989,843)              148
                                                         ----------      --------------           -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        121,596        (284,668,833)               --
  Realized gain distribution from The Trusts........      1,079,585         845,085,854                --
                                                         ----------      --------------           -------
 Net realized gain (loss)...........................      1,201,181         560,417,021                --
                                                         ----------      --------------           -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      3,128,717       1,232,444,209            34,067
                                                         ----------      --------------           -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,329,898       1,792,861,230            34,067
                                                         ----------      --------------           -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $5,503,621      $1,779,871,387           $34,215
                                                         ==========      ==============           =======



                                                                                                 AXA TACTICAL
                                                         AXA TACTICAL        AXA TACTICAL           MANAGER
                                                      MANAGER 400 I (b)   MANAGER 500 I (b)   INTERNATIONAL I (b)
                                                     ------------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $   217             $   580              $   811
 Expenses:
  Less: Asset-based charges.........................            16                  46                   33
                                                           -------             -------              -------
Net Investment Income (Loss)........................           201                 534                  778
                                                           -------             -------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --                  --                   --
  Realized gain distribution from The Trusts........            --                  --                  715
                                                           -------             -------              -------
 Net realized gain (loss)...........................            --                  --                  715
                                                           -------             -------              -------
 Change in unrealized appreciation
  (depreciation) of investments.....................        36,489              32,885               25,574
                                                           -------             -------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        36,489              32,885               26,289
                                                           -------             -------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $36,690             $33,419              $27,067
                                                           =======             =======              =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          BLACKROCK GLOBAL       EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION V.I. FUND (b)       INTERNATIONAL
                                                     -------------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $  1,139              $  14,874,002
 Expenses:
  Less: Asset-based charges.........................                60                  9,183,006
                                                              --------              -------------
Net Investment Income (Loss)........................             1,079                  5,690,996
                                                              --------              -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............                --                (91,509,083)
  Realized gain distribution from The Trusts........                --                         --
                                                              --------              -------------
 Net realized gain (loss)...........................                --                (91,509,083)
                                                              --------              -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................            (2,268)               232,468,311
                                                              --------              -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            (2,268)               140,959,228
                                                              --------              -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $ (1,189)             $ 146,650,224
                                                              ========              =============



                                                                             EQ/AXA FRANKLIN   EQ/BLACKROCK     EQ/BLACKROCK
                                                      EQ/ALLIANCEBERNSTEIN      SMALL CAP       BASIC VALUE     INTERNATIONAL
                                                        SMALL CAP GROWTH       VALUE CORE         EQUITY            VALUE
                                                     ---------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $       52,070      $      849,949   $  16,463,074    $  13,245,128
 Expenses:
  Less: Asset-based charges.........................          4,362,202           1,234,568       8,708,356        9,362,483
                                                         --------------      --------------   -------------    -------------
Net Investment Income (Loss)........................         (4,310,132)           (384,619)      7,754,718        3,882,645
                                                         --------------      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
  Realized gain distribution from The Trusts........                 --                  --              --               --
                                                         --------------      --------------   -------------    -------------
 Net realized gain (loss)...........................        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
                                                         --------------      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        128,581,249          38,569,835     189,036,589      208,617,978
                                                         --------------      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         94,237,520          20,656,035     153,945,943      159,810,349
                                                         --------------      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   89,927,388      $   20,271,416   $ 161,700,661    $ 163,692,994
                                                         ==============      ==============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/BOSTON ADVISORS       EQ/CALVERT
                                                        EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                     ------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,197,605         $     95,516
 Expenses:
  Less: Asset-based charges.........................        2,417,840              569,706
                                                       --------------         ------------
Net Investment Income (Loss)........................        1,779,765             (474,190)
                                                       --------------         ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,947,444)          (3,614,940)
  Realized gain distribution from The Trusts........               --                   --
                                                       --------------         ------------
 Net realized gain (loss)...........................      (25,947,444)          (3,614,940)
                                                       --------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       43,864,420           14,488,579
                                                       --------------         ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       17,916,976           10,873,639
                                                       --------------         ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   19,696,741         $ 10,399,449
                                                       ==============         ============



                                                         EQ/CAPITAL         EQ/CAPITAL         EQ/COMMON         EQ/CORE
                                                      GUARDIAN GROWTH   GUARDIAN RESEARCH     STOCK INDEX      BOND INDEX
                                                     ----------------- ------------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      941,431      $   8,849,078     $  11,775,585    $   23,670,565
 Expenses:
  Less: Asset-based charges.........................       4,266,378         11,228,995         9,474,270        13,198,765
                                                      --------------      -------------     -------------    --------------
Net Investment Income (Loss)........................      (3,324,947)        (2,379,917)        2,301,315        10,471,800
                                                      --------------      -------------     -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
  Realized gain distribution from The Trusts........              --                 --                --                --
                                                      --------------      -------------     -------------    --------------
 Net realized gain (loss)...........................     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
                                                      --------------      -------------     -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     101,412,213        244,976,815       205,511,015        36,863,152
                                                      --------------      -------------     -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      83,907,880        208,437,961       157,788,510        (4,878,590)
                                                      --------------      -------------     -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   80,582,933      $ 206,058,044     $ 160,089,825    $    5,593,210
                                                      ==============      =============     =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/DAVIS NEW       EQ/EQUITY       EQ/EQUITY
                                                       YORK VENTURE       500 INDEX      GROWTH PLUS
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    4,804,192   $  19,314,221    $  10,018,475
 Expenses:
  Less: Asset-based charges.........................       4,163,759      14,402,511       17,281,651
                                                      --------------   -------------    -------------
Net Investment Income (Loss)........................         640,433       4,911,710       (7,263,176)
                                                      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (26,279,448)    (61,649,990)     (52,280,543)
  Realized gain distribution from The Trusts........              --       2,819,074               --
                                                      --------------   -------------    -------------
 Net realized gain (loss)...........................     (26,279,448)    (58,830,916)     (52,280,543)
                                                      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     105,138,412     280,996,890      342,994,624
                                                      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      78,858,964     222,165,974      290,714,081
                                                      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   79,499,397   $ 227,077,684    $ 283,450,905
                                                      ==============   =============    =============



                                                      EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                          OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                     -------------- --------------- ---------------------
Income and Expenses:
 nvestment Income:
  Dividends from The Trusts.........................  $    367,028   $  29,692,576      $  28,150,298
 Expenses:
  Less: Asset-based charges.........................     2,788,468       7,552,501         17,410,196
                                                      ------------   -------------      -------------
Net Investment Income (Loss)........................    (2,421,440)     22,140,075         10,740,102
                                                      ------------   -------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (9,138,410)    (41,977,203)       (68,257,655)
  Realized gain distribution from The Trusts........            --              --                 --
                                                      ------------   -------------      -------------
 Net realized gain (loss)...........................    (9,138,410)    (41,977,203)       (68,257,655)
                                                      ------------   -------------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    77,956,029     149,692,792        343,049,903
                                                      ------------   -------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    68,817,619     107,715,589        274,792,248
                                                      ------------   -------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 66,396,179   $ 129,855,664      $ 285,532,350
                                                      ============   =============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY      EQ/GLOBAL
                                                      ACQUISITIONS       VALUE          BOND PLUS
                                                     -------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $         --   $   2,150,947   $    3,158,091
 Expenses:
  Less: Asset-based charges.........................     1,793,681       7,200,981        5,863,255
                                                      ------------   -------------   --------------
Net Investment Income (Loss)........................    (1,793,681)     (5,050,034)      (2,705,164)
                                                      ------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (6,400,132)    (22,466,131)     (24,770,624)
  Realized gain distribution from The Trusts........       633,260              --        1,452,885
                                                      ------------   -------------   --------------
 Net realized gain (loss)...........................    (5,766,872)    (22,466,131)     (23,317,739)
                                                      ------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    24,311,739     198,092,476       26,152,690
                                                      ------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    18,544,867     175,626,345        2,834,951
                                                      ------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 16,751,186   $ 170,576,311   $      129,787
                                                      ============   =============   ==============



                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT     EQ/INTERNATIONAL
                                                           EQUITY          BOND INDEX        CORE PLUS
                                                     ----------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    11,860,644    $   3,890,176     $  19,900,816
 Expenses:
  Less: Asset-based charges.........................       13,199,182        5,727,293         9,391,428
                                                      ---------------    -------------     -------------
Net Investment Income (Loss)........................       (1,338,538)      (1,837,117)       10,509,388
                                                      ---------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (134,958,138)      (5,818,927)      (46,621,982)
  Realized gain distribution from The Trusts........               --               --                --
                                                      ---------------    -------------     -------------
 Net realized gain (loss)...........................     (134,958,138)      (5,818,927)      (46,621,982)
                                                      ---------------    -------------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      486,494,355       (7,140,455)      225,338,883
                                                      ---------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      351,536,217      (12,959,382)      178,716,901
                                                      ---------------    -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   350,197,679    $ (14,796,499)    $ 189,226,289
                                                      ===============    =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF        GROWTH
                                                     ---------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $164,334         $    2,631,249
 Expenses:
  Less: Asset-based charges.........................             --               3,082,517
                                                            --------         --------------
Net Investment Income (Loss)........................         164,334               (451,268)
                                                            --------         --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............              (1)           (26,477,852)
  Realized gain distribution from The Trusts........          64,866                      --
                                                            --------         --------------
 Net realized gain (loss)...........................          64,865            (26,477,852)
                                                            --------         --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................         151,754             92,760,178
                                                            --------         --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         216,619             66,282,326
                                                            --------         --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $380,953         $   65,831,058
                                                            ========         ==============



                                                          EQ/JPMORGAN        EQ/LARGE CAP     EQ/LARGE CAP     EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES      CORE PLUS      GROWTH INDEX      GROWTH PLUS
                                                     --------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    3,232,082      $    5,940,298   $    5,727,643   $    2,794,843
 Expenses:
  Less: Asset-based charges.........................         3,134,261           1,993,377        3,961,684        3,117,800
                                                        --------------      --------------   --------------   --------------
Net Investment Income (Loss)........................            97,821           3,946,921        1,765,959         (322,957)
                                                        --------------      --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
  Realized gain distribution from The Trusts........                --                  --               --               --
                                                        --------------      --------------   --------------   --------------
 Net realized gain (loss)...........................       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
                                                        --------------      --------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        89,134,293          42,870,315      100,800,552       75,552,967
                                                        --------------      --------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        59,423,228          27,457,895       87,490,153       62,938,156
                                                        --------------      --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   59,521,049      $   31,404,816   $   89,256,112   $   62,615,199
                                                        ==============      ==============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/LARGE CAP      EQ/LARGE CAP
                                                        VALUE INDEX       VALUE PLUS
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    8,096,912   $    22,859,653
 Expenses:
  Less: Asset-based charges.........................       1,323,688        15,381,569
                                                      --------------   ---------------
Net Investment Income (Loss)........................       6,773,224         7,478,084
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (27,527,716)     (116,190,615)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (27,527,716)     (116,190,615)
                                                      --------------   ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      38,402,053       296,761,284
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      10,874,337       180,570,669
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   17,647,561   $   188,048,753
                                                      ==============   ===============



                                                        EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP       EQ/MID CAP
                                                      GROWTH AND INCOME   LARGE CAP CORE       INDEX          VALUE PLUS
                                                     ------------------- ---------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      745,579     $      826,605   $   6,039,641   $   10,163,157
 Expenses:
  Less: Asset-based charges.........................        1,513,052          1,808,040       8,081,652        8,797,350
                                                       --------------     --------------   -------------   --------------
Net Investment Income (Loss)........................         (767,473)          (981,435)     (2,042,011)       1,365,807
                                                       --------------     --------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
  Realized gain distribution from The Trusts........               --                 --              --               --
                                                       --------------     --------------   -------------   --------------
 Net realized gain (loss)...........................      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
                                                       --------------     --------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       31,280,658         41,151,180     249,782,270       36,575,607
                                                       --------------     --------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       18,457,414         31,104,943     173,027,829      (87,778,138)
                                                       --------------     --------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   17,689,941     $   30,123,508   $ 170,985,818   $  (86,412,331)
                                                       ==============     ==============   =============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/MONEY        EQ/MONTAG &
                                                          MARKET       CALDWELL GROWTH
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           8    $      591,270
 Expenses:
  Less: Asset-based charges.........................     18,440,074         2,302,593
                                                      -------------    --------------
Net Investment Income (Loss)........................    (18,440,066)       (1,711,323)
                                                      -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (233,096)      (14,655,162)
  Realized gain distribution from The Trusts........             --                --
                                                      -------------    --------------
 Net realized gain (loss)...........................       (233,096)      (14,655,162)
                                                      -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        156,107        55,673,036
                                                      -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (76,989)       41,017,874
                                                      -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ (18,517,055)   $   39,306,551
                                                      =============    ==============



                                                          EQ/MUTUAL      EQ/OPPENHEIMER       EQ/PIMCO         EQ/QUALITY
                                                      LARGE CAP EQUITY       GLOBAL       ULTRA SHORT BOND      BOND PLUS
                                                     ------------------ ---------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      391,798    $      788,883    $   13,313,175    $   15,246,409
 Expenses:
  Less: Asset-based charges.........................        3,229,718         1,788,395        17,043,301         5,629,440
                                                       --------------    --------------    --------------    --------------
Net Investment Income (Loss)........................       (2,837,920)         (999,512)       (3,730,126)        9,616,969
                                                       --------------    --------------    --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,424,474)      (12,845,925)      (38,359,983)      (16,834,854)
  Realized gain distribution from The Trusts........               --                --         2,829,582                --
                                                       --------------    --------------    --------------    --------------
 Net realized gain (loss)...........................      (25,424,474)      (12,845,925)      (35,530,401)      (16,834,854)
                                                       --------------    --------------    --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       74,942,306        52,404,085        69,287,120        27,244,526
                                                       --------------    --------------    --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       49,517,832        39,558,160        33,756,719        10,409,672
                                                       --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   46,679,912    $   38,558,648    $   30,026,593    $   20,026,641
                                                       ==============    ==============    ==============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/SMALL      EQ/T. ROWE PRICE
                                                       COMPANY INDEX     GROWTH STOCK
                                                     ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    5,081,397    $           --
 Expenses:
  Less: Asset-based charges.........................       4,797,496         3,334,900
                                                      --------------    --------------
Net Investment Income (Loss)........................         283,901        (3,334,900)
                                                      --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (47,942,631)      (11,405,129)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------    --------------
 Net realized gain (loss)...........................     (47,942,631)      (11,405,129)
                                                      --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     125,840,042        93,287,481
                                                      --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      77,897,411        81,882,352
                                                      --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   78,181,312    $   78,547,452
                                                      ==============    ==============



                                                       EQ/TEMPLETON          EQ/UBS         EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                       GLOBAL EQUITY   GROWTH AND INCOME      COMSTOCK      MID CAP GROWTH
                                                     ---------------- ------------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,398,888     $    448,409      $    2,724,014   $          --
 Expenses:
  Less: Asset-based charges.........................       2,416,588          784,997           2,854,892       4,344,315
                                                      --------------     ------------      --------------   -------------
Net Investment Income (Loss)........................         (17,700)        (336,588)           (130,878)     (4,344,315)
                                                      --------------     ------------      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
  Realized gain distribution from The Trusts........              --               --                  --              --
                                                      --------------     ------------      --------------   -------------
 Net realized gain (loss)...........................     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
                                                      --------------     ------------      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      62,319,576       22,719,844          68,993,230     155,347,475
                                                      --------------     ------------      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      41,342,762       14,897,293          46,477,319     129,522,737
                                                      --------------     ------------      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   41,325,062     $ 14,560,705      $   46,346,441   $ 125,178,422
                                                      ==============     ============      ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                        CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                       PORTFOLIO (b)    PORTFOLIO (b)      PORTFOLIO (b)
                                                     ---------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --                 2
                                                           ---               ---               ---
Net Investment Income (Loss)........................        (1)               --                (2)
                                                           ---               ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --                --
  Realized gain distribution from The Trusts........        --                --                --
                                                           ---               ---               ---
 Net realized gain (loss)...........................        --                --                --
                                                           ---               ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        --                --                21
                                                           ---               ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        --                --                21
                                                           ---               ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $(1)              $--               $19
                                                           ===               ===               ===



                                                      FRANKLIN STRATEGIC    GOLDMAN SACHS     IVY FUNDS VIP
                                                       INCOME SECURITIES     VIT MID CAP        DIVIDEND
                                                           FUND (b)        VALUE FUND (b)   OPPORTUNITIES (b)
                                                     -------------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $   --              $--              $ --
 Expenses:
  Less: Asset-based charges.........................            12               --                 1
                                                            ------              ---              ----
Net Investment Income (Loss)........................           (12)              --                (1)
                                                            ------              ---              ----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --               --                --
  Realized gain distribution from The Trusts........            --               --                --
                                                            ------              ---              ----
 Net realized gain (loss)...........................            --               --                --
                                                            ------              ---              ----
 Change in unrealized appreciation
  (depreciation) of investments.....................            58               (9)              (35)
                                                            ------              ---              ----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            58               (9)              (35)
                                                            ------              ---              ----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $   46              $(9)             $(36)
                                                            ======              ===              ====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                       IVY FUNDS VIP
                                                      IVY FUNDS VIP   GLOBAL NATURAL
                                                        ENERGY (b)     RESOURCES (b)
                                                     --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $--             $  --
 Expenses:
  Less: Asset-based charges.........................       --                 9
                                                          ---             -----
Net Investment Income (Loss)........................       --                (9)
                                                          ---             -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       --                --
  Realized gain distribution from The Trusts........       --                --
                                                          ---             -----
 Net realized gain (loss)...........................       --                --
                                                          ---             -----
 Change in unrealized appreciation
  (depreciation) of investments.....................       (8)             (370)
                                                          ---             -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (8)             (370)
                                                          ---             -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $(8)            $(379)
                                                          ===             =====



                                                                        IVY FUNDS VIP   IVY FUNDS VIP
                                                       IVY FUNDS VIP       MID CAP       SCIENCE AND     IVY FUNDS VIP
                                                      HIGH INCOME (b)     GROWTH (b)      TECHNOLOGY    SMALL CAP GROWTH
                                                     ----------------- --------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   --            $--             $--              $--
 Expenses:
  Less: Asset-based charges.........................          10              1               1               --
                                                          ------            ---             ---              ---
Net Investment Income (Loss)........................         (10)            (1)             (1)              --
                                                          ------            ---             ---              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --             --              --               --
  Realized gain distribution from The Trusts........          --             --              --               --
                                                          ------            ---             ---              ---
 Net realized gain (loss)...........................          --             --              --               --
                                                          ------            ---             ---              ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   97            $(9)            $ 4              $(8)
                                                          ======            ===             ===              ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        LAZARD RETIREMENT
                                                        EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                      EQUITY PORTFOLIO (b)      VALUE PORTFOLIO
                                                     ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $--                     $--
 Expenses:
  Less: Asset-based charges.........................            1                      --
                                                              ---                     ---
Net Investment Income (Loss)........................           (1)                     --
                                                              ---                     ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                      --
  Realized gain distribution from The Trusts........           --                      --
                                                              ---                     ---
 Net realized gain (loss)...........................           --                      --
                                                              ---                     ---
 Change in unrealized appreciation
  (depreciation) of investments.....................           --                      --
                                                              ---                     ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................           --                      --
                                                              ---                     ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $(1)                    $--
                                                              ===                     ===



                                                                                          MULTIMANAGER   MULTIMANAGER
                                                         MULTIMANAGER     MULTIMANAGER   INTERNATIONAL     LARGE CAP
                                                      AGGRESSIVE EQUITY     CORE BOND        EQUITY       CORE EQUITY
                                                     ------------------- -------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      293,191     $ 32,241,641   $   6,317,243   $  1,610,653
 Expenses:
  Less: Asset-based charges.........................        2,083,221       13,183,060       5,787,849      1,586,744
                                                       --------------     ------------   -------------   ------------
Net Investment Income (Loss)........................       (1,790,030)      19,058,581         529,394         23,909
                                                       --------------     ------------   -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,286,920)      (4,260,289)    (40,200,014)    (9,143,855)
  Realized gain distribution from The Trusts........               --        2,313,084              --             --
                                                       --------------     ------------   -------------   ------------
 Net realized gain (loss)...........................      (12,286,920)      (1,947,205)    (40,200,014)    (9,143,855)
                                                       --------------     ------------   -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       18,886,872       40,797,591     140,444,319     38,805,231
                                                       --------------     ------------   -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        6,599,952       38,850,386     100,244,305     29,661,376
                                                       --------------     ------------   -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $    4,809,922     $ 57,908,967   $ 100,773,699   $ 29,685,285
                                                       ==============     ============   =============   ============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER     MULTIMANAGER
                                                         LARGE CAP        LARGE CAP
                                                          GROWTH            VALUE
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      289,497   $    6,343,595
 Expenses:
  Less: Asset-based charges.........................       2,638,304        5,111,962
                                                      --------------   --------------
Net Investment Income (Loss)........................      (2,348,807)       1,231,633
                                                      --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,651,082)     (46,653,561)
  Realized gain distribution from The Trusts........              --               --
                                                      --------------   --------------
 Net realized gain (loss)...........................     (20,651,082)     (46,653,561)
                                                      --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      78,511,066      112,693,080
                                                      --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      57,859,984       66,039,519
                                                      --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   55,511,177   $   67,271,152
                                                      ==============   ==============



                                                       MULTIMANAGER                     MULTIMANAGER     MULTIMANAGER
                                                          MID CAP       MULTIMANAGER    MULTI-SECTOR       SMALL CAP
                                                          GROWTH       MID CAP VALUE        BOND            GROWTH
                                                     ---------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           --   $   8,551,261   $   25,191,451   $           --
 Expenses:
  Less: Asset-based charges.........................       3,614,543       4,033,814        7,997,328        2,370,794
                                                      --------------   -------------   --------------   --------------
Net Investment Income (Loss)........................      (3,614,543)      4,517,447       17,194,123       (2,370,794)
                                                      --------------   -------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
  Realized gain distribution from The Trusts........              --              --               --               --
                                                      --------------   -------------   --------------   --------------
 Net realized gain (loss)...........................     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
                                                      --------------   -------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     114,933,970     131,949,303       87,731,032       74,520,459
                                                      --------------   -------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      89,273,923      96,179,760       24,554,667       50,868,421
                                                      --------------   -------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   85,659,380   $ 100,697,207   $   41,748,790   $   48,497,627
                                                      ==============   =============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP      MULTIMANAGER
                                                           VALUE         TECHNOLOGY
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    3,758,557   $          --
 Expenses:
  Less: Asset-based charges.........................       5,303,818       3,925,576
                                                      --------------   -------------
Net Investment Income (Loss)........................      (1,545,261)     (3,925,576)
                                                      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (60,110,466)    (24,402,155)
  Realized gain distribution from The Trusts........              --              --
                                                      --------------   -------------
 Net realized gain (loss)...........................     (60,110,466)    (24,402,155)
                                                      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     145,403,986     146,694,797
                                                      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      85,293,520     122,292,642
                                                      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   83,748,259   $ 118,367,066
                                                      ==============   =============



                                                        PIMCO VARIABLE         PIMCO VARIABLE       PIMCO VARIABLE
                                                        INSURANCE TRUST        INSURANCE TRUST      INSURANCE TRUST
                                                       EMERGING MARKETS          REAL RETURN         TOTAL RETURN    PROFUND VP
                                                      BOND PORTFOLIO (b)   STRATEGY PORTFOLIO (b)    PORTFOLIO (b)    BEAR (b)
                                                     -------------------- ------------------------ ---------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $  82                 $ --                   $ --           $--
 Expenses:
  Less: Asset-based charges.........................           18                    5                      6             2
                                                            -----                 ----                   ----           ---
Net Investment Income (Loss)........................           64                   (5)                    (6)           (2)
                                                            -----                 ----                   ----           ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                   --                     --            --
  Realized gain distribution from The Trusts........           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Net realized gain (loss)...........................           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         (162)                 (21)                   (46)           65
                                                            -----                 ----                   ----           ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (162)                 (15)                   (31)           65
                                                            -----                 ----                   ----           ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $ (98)                $(20)                  $(37)          $63
                                                            =====                 ====                   ====           ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          PROFUND VP      TARGET 2035   TARGET 2045
                                                      BIOTECHNOLOGY (b)    ALLOCATION    ALLOCATION
                                                     ------------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --            $ 32,204      $ 31,332
 Expenses:
  Less: Asset-based charges.........................           1                  --            --
                                                            ----            --------      --------
Net Investment Income (Loss)........................          (1)             32,204        31,332
                                                            ----            --------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                  --            --
  Realized gain distribution from The Trusts........          --               2,803         3,755
                                                            ----            --------      --------
 Net realized gain (loss)...........................          --               2,803         3,755
                                                            ----            --------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         (35)            152,774       159,872
                                                            ----            --------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (35)            155,577       163,627
                                                            ----            --------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $(36)           $187,781      $194,959
                                                            ====            ========      ========



                                                           TEMPLETON             TEMPLETON            VAN ECK
                                                       DEVELOPING MARKETS       GLOBAL BOND       WORLDWIDE HARD
                                                      SECURITIES FUND (b)   SECURITIES FUND (b)   ASSETS FUND (b)
                                                     --------------------- --------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --                   $--                $  --
 Expenses:
  Less: Asset-based charges.........................           4                     3                    2
                                                            ----                   ---                -----
Net Investment Income (Loss)........................          (4)                   (3)                  (2)
                                                            ----                   ---                -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                    --                   --
  Realized gain distribution from The Trusts........          --                    --                   --
                                                            ----                   ---                -----
 Net realized gain (loss)...........................          --                    --                   --
                                                            ----                   ---                -----
 Change in unrealized appreciation
  (depreciation) of investments.....................         174                    45                 (207)
                                                            ----                   ---                -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         174                    45                 (207)
                                                            ----                   ---                -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $170                   $42                $(209)
                                                            ====                   ===                =====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                      AIM V.I. GLOBAL         AIM V.I. MID CAP
                                                   REAL ESTATE FUND* (b)   CORE EQUITY FUND* (b)
                                                  ----------------------- -----------------------
                                                            2009                    2009
                                                  ----------------------- -----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $ --
 Net realized gain (loss) on investments.........              --                    --
 Change in unrealized appreciation
  (depreciation) of investments..................              10                    (5)
                                                          -------                  ----
 Net Increase (decrease) in net assets from
  operations.....................................               9                    (5)
                                                          -------                  ----
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          11,500                   639
  Transfers between funds including
   guaranteed interest account, net..............              --                    --
  Transfers for contract benefits and
   terminations..................................              --                    --
  Contract maintenance charges...................              --                    --
                                                          -------                  ----
 Net increase (decrease) in net assets from
  contractowners transactions....................          11,500                   639
                                                          -------                  ----
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                    --
                                                          -------                  ----
Increase (Decrease) in Net Assets................          11,509                   634
Net Assets -- Beginning of Period................              --                    --
                                                          -------                  ----
Net Assets -- End of Period......................         $11,509                  $634
                                                          =======                  ====
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................              --                    --
                                                          =======                  ====
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               1                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................               1                    --
                                                          =======                  ====



                                                      ALL ASSET       AMERICAN CENTURY VP      AXA AGGRESSIVE
                                                   ALLOCATION (b)   MID CAP VALUE FUND* (b)      ALLOCATION
                                                  ---------------- ------------------------- ------------------
                                                        2009                  2009                  2009
                                                  ---------------- ------------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   222               $  3              $  (12,702,194)
 Net realized gain (loss) on investments.........          150                 --                  61,901,922
 Change in unrealized appreciation
  (depreciation) of investments..................          196                (11)                553,620,619
                                                       -------               ----              --------------
 Net Increase (decrease) in net assets from
  operations.....................................          568                 (8)                602,820,347
                                                       -------               ----              --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           --                959                 223,542,346
  Transfers between funds including
   guaranteed interest account, net..............           --                 --                  13,000,917
  Transfers for contract benefits and
   terminations..................................           --                 --                 (85,123,342)
  Contract maintenance charges...................           --                 --                 (39,107,266)
                                                       -------               ----              --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           --                959                 112,312,655
                                                       -------               ----              --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         9,942                 --                     (46,646)
                                                       -------               ----              --------------
Increase (Decrease) in Net Assets................       10,510                951                 715,086,356
Net Assets -- Beginning of Period................           --                 --               2,198,631,703
                                                       -------               ----              --------------
Net Assets -- End of Period......................      $10,510               $951              $2,913,718,059
                                                       =======               ====              ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................           --                 --                           3
 Redeemed........................................           --                 --                          --
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                           3
                                                       =======               ====              ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           --                 --                      56,105
 Redeemed........................................           --                 --                     (41,587)
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                      14,518
                                                       =======               ====              ==============



                                                    AXA AGGRESSIVE
                                                      ALLOCATION
                                                  -------------------
                                                          2008
                                                  -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $       3,936,104
 Net realized gain (loss) on investments.........        131,282,366
 Change in unrealized appreciation
  (depreciation) of investments..................     (1,449,797,143)
                                                   -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     (1,314,578,673)
                                                   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        779,016,877
  Transfers between funds including
   guaranteed interest account, net..............         75,436,777
  Transfers for contract benefits and
   terminations..................................        (99,788,750)
  Contract maintenance charges...................        (29,008,368)
                                                   -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        725,656,536
                                                   -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (405,768)
                                                   -----------------
Increase (Decrease) in Net Assets................       (589,327,905)
Net Assets -- Beginning of Period................      2,787,959,608
                                                   -----------------
Net Assets -- End of Period......................  $   2,198,631,703
                                                   =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                 --
 Redeemed........................................                 --
                                                   -----------------
 Net Increase (Decrease).........................                 --
                                                   =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................             87,524
 Redeemed........................................            (26,948)
                                                   -----------------
 Net Increase (Decrease).........................             60,576
                                                   =================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA BALANCED            AXA CONSERVATIVE
                                                    STRATEGY (a)               ALLOCATION
                                                  --------------- -------------------------------------
                                                        2009             2009               2008
                                                  --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   680,479     $   14,638,419     $   47,036,051
 Net realized gain (loss) on investments.........       535,902        (23,216,373)        (7,608,777)
 Change in unrealized appreciation
  (depreciation) of investments..................       754,528        157,791,510       (159,266,295)
                                                    -----------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,970,909        149,213,556       (119,839,021)
                                                    -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........    79,291,653        152,514,419        224,125,509
  Transfers between funds including
   guaranteed interest account, net..............    12,046,790        377,779,118        820,180,316
  Transfers for contract benefits and
   terminations..................................      (130,041)      (104,850,458)       (87,145,892)
  Contract maintenance charges...................           (70)       (22,090,232)        (9,569,855)
                                                    -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    91,208,332        403,352,847        947,590,078
                                                    -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        110,000                 --            327,000
                                                    -----------     --------------     --------------
Increase (Decrease) in Net Assets................    93,289,241        552,566,403        828,078,057
Net Assets -- Beginning of Period................            --      1,340,768,352        512,690,295
                                                    -----------     --------------     --------------
Net Assets -- End of Period......................   $93,289,241     $1,893,334,755     $1,340,768,352
                                                    ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                 --                 --
 Redeemed........................................            --                 --                 --
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................            --                 --                 --
                                                    ===========     ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         8,389             93,356            113,047
 Redeemed........................................          (114)           (53,577)           (26,206)
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................         8,275             39,779             86,841
                                                    ===========     ==============     ==============



                                                     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                   GROWTH STRATEGY (a)     STRATEGY (a)
                                                  --------------------- ------------------
                                                           2009                2009
                                                  --------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   516,178         $   412,192
 Net realized gain (loss) on investments.........          244,365              86,596
 Change in unrealized appreciation
  (depreciation) of investments..................           82,731            (299,450)
                                                       -----------         -----------
 Net Increase (decrease) in net assets from
  operations.....................................          843,274             199,338
                                                       -----------         -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       45,961,434          27,686,539
  Transfers between funds including
   guaranteed interest account, net..............        7,104,601           5,307,743
  Transfers for contract benefits and
   terminations..................................         (106,386)           (122,238)
  Contract maintenance charges...................              (21)                 (2)
                                                       -----------         -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................       52,959,628          32,872,042
                                                       -----------         -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           100,000              99,999
                                                       -----------         -----------
Increase (Decrease) in Net Assets................       53,902,902          33,171,379
Net Assets -- Beginning of Period................               --                  --
                                                       -----------         -----------
Net Assets -- End of Period......................      $53,902,902         $33,171,379
                                                       ===========         ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                       -----------         ----------
 Net Increase (Decrease).........................               --                 --
                                                       ===========         ==========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            4,880              3,191
 Redeemed........................................              (47)               (82)
                                                       -----------         ----------
 Net Increase (Decrease).........................            4,833              3,109
                                                       ===========         ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                               ALLOCATION                 STRATEGY (a)
                                                  ------------------------------------- ----------------
                                                         2009               2008              2009
                                                  ------------------ ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,051,983     $   29,928,322     $    770,493
 Net realized gain (loss) on investments.........       29,554,658          6,879,854          955,020
 Change in unrealized appreciation
  (depreciation) of investments..................      156,537,422       (315,384,042)       3,895,194
                                                    --------------     --------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      193,144,063       (278,575,866)       5,620,707
                                                    --------------     --------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      144,801,364        292,413,908      169,843,492
  Transfers between funds including
   guaranteed interest account, net..............      205,477,444        309,105,532       21,199,210
  Transfers for contract benefits and
   terminations..................................      (84,418,936)       (97,480,974)        (523,922)
  Contract maintenance charges...................      (18,367,816)       (11,725,004)            (297)
                                                    --------------     --------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      247,492,056        492,313,462      190,518,483
                                                    --------------     --------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            14,000             17,098          110,000
                                                    --------------     --------------     ------------
Increase (Decrease) in Net Assets................      440,650,119        213,754,694      196,249,190
Net Assets -- Beginning of Period................    1,241,918,705      1,028,164,011               --
                                                    --------------     --------------     ------------
Net Assets -- End of Period......................   $1,682,568,824     $1,241,918,705     $196,249,190
                                                    ==============     ==============     ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --               --
 Redeemed........................................               --                 --               --
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................               --                 --               --
                                                    ==============     ==============     ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           49,081             66,914           16,746
 Redeemed........................................          (23,515)           (23,283)             (56)
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................           25,566             43,631           16,690
                                                    ==============     ==============     ============



                                                               AXA MODERATE                  AXA MODERATE
                                                                ALLOCATION                GROWTH STRATEGY (a)
                                                  -------------------------------------- --------------------
                                                         2009                2008                2009
                                                  ------------------ ------------------- --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (2,683,945)   $     144,603,235      $  1,173,723
 Net realized gain (loss) on investments.........      308,688,363          240,684,807         1,201,181
 Change in unrealized appreciation
  (depreciation) of investments..................      647,151,022       (2,048,184,961)        3,128,717
                                                    --------------    -----------------      ------------
 Net Increase (decrease) in net assets from
  operations.....................................      953,155,440       (1,662,896,919)        5,503,621
                                                    --------------    -----------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      659,910,353        1,414,673,639       189,621,506
  Transfers between funds including
   guaranteed interest account, net..............      593,807,303          452,134,313        19,930,669
  Transfers for contract benefits and
   terminations..................................     (325,164,385)        (367,318,946)         (335,398)
  Contract maintenance charges...................      (78,875,394)         (55,459,239)              (44)
                                                    --------------    -----------------      ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      849,677,877        1,444,029,767       209,216,733
                                                    --------------    -----------------      ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             9,500             (242,999)          100,000
                                                    --------------    -----------------      ------------
Increase (Decrease) in Net Assets................    1,802,842,817         (219,110,151)      214,820,354
Net Assets -- Beginning of Period................    5,362,020,192        5,581,130,343                --
                                                    --------------    -----------------      ------------
Net Assets -- End of Period......................   $7,164,863,009    $   5,362,020,192      $214,820,354
                                                    ==============    =================      ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                   --                --
 Redeemed........................................               --                   --                --
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................                2                   --                --
                                                    ==============    =================      ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          104,723              125,254            18,446
 Redeemed........................................          (33,617)             (26,736)              (75)
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................           71,106               98,518            18,371
                                                    ==============    =================      ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE-PLUS
                                                                ALLOCATION
                                                  ---------------------------------------
                                                          2009                2008
                                                  ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (12,989,843)   $      83,344,261
 Net realized gain (loss) on investments.........       560,417,021          454,578,706
 Change in unrealized appreciation
  (depreciation) of investments..................     1,232,444,209       (4,240,331,255)
                                                    ---------------    -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,779,871,387       (3,702,408,288)
                                                    ---------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       715,346,985        2,281,673,853
  Transfers between funds including
   guaranteed interest account, net..............       298,695,560          310,927,122
  Transfers for contract benefits and
   terminations..................................      (374,477,153)        (454,122,102)
  Contract maintenance charges...................      (134,003,544)        (102,426,627)
                                                    ---------------    -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       505,561,848        2,036,052,246
                                                    ---------------    -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            110,647              (30,197)
                                                    ---------------    -----------------
Increase (Decrease) in Net Assets................     2,285,543,882       (1,666,386,239)
Net Assets -- Beginning of Period................     8,197,834,399        9,864,220,638
                                                    ---------------    -----------------
Net Assets -- End of Period......................   $10,483,378,281    $   8,197,834,399
                                                    ===============    =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                33                   --
 Redeemed........................................                --                   --
                                                    ---------------    -----------------
 Net Increase (Decrease).........................                33                   --
                                                    ===============    =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           123,441              220,674
 Redeemed........................................           (68,006)             (56,396)
                                                    ---------------    -----------------
 Net Increase (Decrease).........................            55,435              164,278
                                                    ===============    =================



                                                      AXA TACTICAL         AXA TACTICAL        AXA TACTICAL
                                                   MANAGER 2000 I (a)   MANAGER 400 I (a)   MANAGER 500 I (a)
                                                  -------------------- ------------------- -------------------
                                                          2009                 2009                2009
                                                  -------------------- ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    148             $    201            $    534
 Net realized gain (loss) on investments.........             --                   --                  --
 Change in unrealized appreciation
  (depreciation) of investments..................         34,067               36,489              32,885
                                                        --------             --------            --------
 Net Increase (decrease) in net assets from
  operations.....................................         34,215               36,690              33,419
                                                        --------             --------            --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         78,016               74,833             260,178
  Transfers between funds including
   guaranteed interest account, net..............             --                   --                  --
  Transfers for contract benefits and
   terminations..................................             --                   --                  --
  Contract maintenance charges...................             --                   --                  --
                                                        --------             --------            --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         78,016               74,833             260,178
                                                        --------             --------            --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000              210,000             210,000
                                                        --------             --------            --------
Increase (Decrease) in Net Assets................        322,231              321,523             503,597
Net Assets -- Beginning of Period................             --                   --                  --
                                                        --------             --------            --------
Net Assets -- End of Period......................       $322,231             $321,523            $503,597
                                                        ========             ========            ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --                  --
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................             --                   --                  --
                                                        ========             ========            ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              7                    7                  25
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................              7                    7                  25
                                                        ========             ========            ========



                                                      AXA TACTICAL
                                                         MANAGER
                                                   INTERNATIONAL I (a)
                                                  --------------------
                                                          2009
                                                  --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    778
 Net realized gain (loss) on investments.........            715
 Change in unrealized appreciation
  (depreciation) of investments..................         25,574
                                                        --------
 Net Increase (decrease) in net assets from
  operations.....................................         27,067
                                                        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         79,714
  Transfers between funds including
   guaranteed interest account, net..............             --
  Transfers for contract benefits and
   terminations..................................             --
  Contract maintenance charges...................             --
                                                        --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         79,714
                                                        --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000
                                                        --------
Increase (Decrease) in Net Assets................        316,781
Net Assets -- Beginning of Period................             --
                                                        --------
Net Assets -- End of Period......................       $316,781
                                                        ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................             --
                                                        ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              8
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................              8
                                                        ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        BLACKROCK GLOBAL             EQ/ALLIANCEBERNSTEIN
                                                   ALLOCATION V.I. FUND* (b)            INTERNATIONAL
                                                  --------------------------- ----------------------------------
                                                              2009                  2009              2008
                                                  --------------------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $  1,079            $   5,690,996    $    12,477,227
 Net realized gain (loss) on investments.........                --              (91,509,083)        24,979,731
 Change in unrealized appreciation
  (depreciation) of investments..................            (2,268)             232,468,311       (689,165,353)
                                                           --------            -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................            (1,189)             146,650,224       (651,708,395)
                                                           --------            -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           644,972               25,408,173        115,436,752
  Transfers between funds including
   guaranteed interest account, net..............                --              (40,078,664)       (74,025,783)
  Transfers for contract benefits and
   terminations..................................                --              (26,744,869)       (55,977,050)
  Contract maintenance charges...................                --               (9,506,547)       (10,506,171)
                                                           --------            -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           644,972              (50,921,907)       (25,072,252)
                                                           --------            -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 25                   35,500           (150,998)
                                                           --------            -------------    ---------------
Increase (Decrease) in Net Assets................           643,808               95,763,817       (676,931,645)
Net Assets -- Beginning of Period................                --              607,988,616      1,284,920,261
                                                           --------            -------------    ---------------
Net Assets -- End of Period......................          $643,808            $ 703,752,433    $   607,988,616
                                                           ========            =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                       --                 --
 Redeemed........................................                --                       --                 --
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                --                       --                 --
                                                           ========            =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                63                    6,780             10,714
 Redeemed........................................                --                  (11,521)           (12,308)
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                63                   (4,741)            (1,594)
                                                           ========            =============    ===============



                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,310,132)   $    (6,084,011)
 Net realized gain (loss) on investments.........    (34,343,729)        (8,309,262)
 Change in unrealized appreciation
  (depreciation) of investments..................    128,581,249       (222,476,523)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     89,927,388       (236,869,796)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,021,593         37,063,336
  Transfers between funds including
   guaranteed interest account, net..............    (19,645,959)       (12,427,376)
  Transfers for contract benefits and
   terminations..................................    (15,544,293)       (30,315,140)
  Contract maintenance charges...................     (4,041,448)        (3,982,954)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (28,210,107)        (9,662,134)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          14,000           (186,999)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     61,731,281       (246,718,929)
Net Assets -- Beginning of Period................    280,421,943        527,140,872
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 342,153,224    $   280,421,943
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,574              5,966
 Redeemed........................................         (5,924)            (6,343)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (2,350)              (377)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AXA FRANKLIN                     EQ/BLACKROCK
                                                        SMALL CAP VALUE CORE                BASIC VALUE EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (384,619)   $     (282,146)  $   7,754,718    $     1,906,849
 Net realized gain (loss) on investments.........    (17,913,800)       (8,686,880)    (35,090,646)        (6,807,761)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,569,835       (21,900,745)    189,036,589       (305,492,350)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     20,271,416       (30,869,771)    161,700,661       (310,393,262)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,311,029        21,810,440      47,095,848         61,465,787
  Transfers between funds including
   guaranteed interest account, net..............     (1,956,707)       29,154,742      51,752,878         (1,458,766)
  Transfers for contract benefits and
   terminations..................................     (3,890,916)       (3,083,154)    (29,184,159)       (49,860,219)
  Contract maintenance charges...................     (1,258,682)         (794,269)     (8,147,908)        (6,975,396)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      7,204,724        47,087,759      61,516,659          3,171,406
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               3        (2,911,325)         28,000            109,003
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     27,476,143        13,306,663     223,245,320       (307,112,853)
Net Assets -- Beginning of Period................     74,531,038        61,224,375     522,266,147        829,379,000
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 102,007,181    $   74,531,038   $ 745,511,467    $   522,266,147
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,410            10,493          12,385              9,070
 Redeemed........................................         (5,439)           (4,820)         (6,336)            (7,786)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            971             5,673           6,049              1,284
                                                   =============    ==============   =============    ===============



                                                             EQ/BLACKROCK
                                                         INTERNATIONAL VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,882,645    $     6,280,675
 Net realized gain (loss) on investments.........    (48,807,629)        21,522,769
 Change in unrealized appreciation
  (depreciation) of investments..................    208,617,978       (506,344,124)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    163,692,994       (478,540,680)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,971,529         73,740,015
  Transfers between funds including
   guaranteed interest account, net..............     (1,068,641)       (81,316,769)
  Transfers for contract benefits and
   terminations..................................    (30,573,768)       (57,703,962)
  Contract maintenance charges...................     (8,607,247)        (8,272,098)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (13,278,127)       (73,552,814)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (299,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    150,414,867       (552,392,494)
Net Assets -- Beginning of Period................    592,888,008      1,145,280,502
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 743,302,875    $   592,888,008
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              1                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,779              6,597
 Redeemed........................................         (7,696)           (10,323)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (917)            (3,726)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/BOSTON ADVISORS                    EQ/CALVERT
                                                            EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                  --------------------------------- --------------------------------
                                                        2009             2008             2009            2008
                                                  ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,779,765    $   1,709,506    $   (474,190)   $     (596,506)
 Net realized gain (loss) on investments.........    (25,947,444)      (5,007,006)     (3,614,940)         (675,783)
 Change in unrealized appreciation
  (depreciation) of investments..................     43,864,420      (66,805,964)     14,488,579       (28,608,826)
                                                   -------------    -------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,696,741      (70,103,464)     10,399,449       (29,881,115)
                                                   -------------    -------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,478,474       25,954,321       1,296,389         5,781,713
  Transfers between funds including
   guaranteed interest account, net..............     (4,971,161)      10,982,143          77,436         1,659,449
  Transfers for contract benefits and
   terminations..................................     (6,227,957)      (9,708,716)     (1,594,732)       (3,334,442)
  Contract maintenance charges...................     (2,312,153)      (1,874,063)       (592,183)         (526,541)
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,967,203       25,353,685        (813,090)        3,580,179
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (127,317)             --           (31,001)
                                                   -------------    -------------    ------------    --------------
Increase (Decrease) in Net Assets................     24,663,944      (44,877,096)      9,586,359       (26,331,937)
Net Assets -- Beginning of Period................    157,471,117      202,348,213      36,094,424        62,426,361
                                                   -------------    -------------    ------------    --------------
Net Assets -- End of Period......................  $ 182,135,061    $ 157,471,117    $ 45,680,783    $   36,094,424
                                                   =============    =============    ============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --              --                --
 Redeemed........................................             --               --              --                --
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................             --               --              --                --
                                                   =============    =============    ============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,993           15,282             760             1,822
 Redeemed........................................        (11,017)          (7,368)           (900)           (1,489)
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................          3,976            7,914            (140)              333
                                                   =============    =============    ============    ==============



                                                              EQ/CAPITAL
                                                           GUARDIAN GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,324,947)   $    (4,829,881)
 Net realized gain (loss) on investments.........    (17,504,333)        (3,137,954)
 Change in unrealized appreciation
  (depreciation) of investments..................    101,412,213       (175,765,854)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     80,582,933       (183,733,689)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,812,945         36,011,938
  Transfers between funds including
   guaranteed interest account, net..............     (9,163,405)           272,383
  Transfers for contract benefits and
   terminations..................................    (14,604,093)       (24,908,574)
  Contract maintenance charges...................     (4,076,869)        (3,683,428)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,031,422)         7,692,319
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (314,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     63,551,511       (176,356,368)
Net Assets -- Beginning of Period................    263,939,219        440,295,587
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 327,490,730    $   263,939,219
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,817              6,098
 Redeemed........................................         (5,720)            (5,209)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,903)               889
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/CAPITAL                          EQ/COMMON
                                                           GUARDIAN RESEARCH                    STOCK INDEX (k)
                                                  ------------------------------------ ----------------------------------
                                                         2009               2008             2009              2008
                                                  ------------------ ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,379,917)     $    (6,249,033)  $   2,301,315    $     1,660,456
 Net realized gain (loss) on investments.........    (36,538,854)          34,860,177     (47,722,505)        (9,877,898)
 Change in unrealized appreciation
  (depreciation) of investments..................    244,976,815         (581,110,378)    205,511,015       (509,119,672)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    206,058,044         (552,499,234)    160,089,825       (517,337,114)
                                                    ------------      ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,307,833           25,369,585      27,411,518         56,901,214
  Transfers between funds including
   guaranteed interest account, net..............    (34,828,972)        (105,957,845)     16,577,675        (59,248,095)
  Transfers for contract benefits and
   terminations..................................    (50,856,646)         (95,335,590)    (36,812,734)       (75,547,301)
  Contract maintenance charges...................    (10,184,939)         (11,096,916)     (8,842,041)        (8,801,481)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (81,562,724)        (187,020,766)     (1,665,582)       (86,695,663)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              (3)           (58,999)         52,999             78,001
                                                    ------------      ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    124,495,317         (739,578,999)    158,477,242       (603,954,776)
Net Assets -- Beginning of Period................    757,792,183        1,497,371,182     617,645,189      1,221,599,965
                                                    ------------      ---------------   -------------    ---------------
Net Assets -- End of Period......................   $882,287,500      $   757,792,183   $ 776,122,431    $   617,645,189
                                                    ============      ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --              --                 --
 Redeemed........................................             --                   --              --                 --
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                   --              --                 --
                                                    ============      ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,268                2,925          18,068              4,910
 Redeemed........................................        (13,083)             (19,878)        (16,682)            (6,642)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (9,815)             (16,953)          1,386             (1,732)
                                                    ============      ===============   =============    ===============



                                                                EQ/CORE
                                                             BOND INDEX (i)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   10,471,800    $    28,459,286
 Net realized gain (loss) on investments.........      (41,741,742)       (33,827,360)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,863,152       (114,440,875)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................        5,593,210       (119,808,949)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       54,084,596         42,075,735
  Transfers between funds including
   guaranteed interest account, net..............      116,014,734       (172,293,479)
  Transfers for contract benefits and
   terminations..................................      (64,156,687)       (97,989,775)
  Contract maintenance charges...................      (10,743,977)       (10,044,167)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       95,198,666       (238,251,686)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (4,574)           (76,301)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      100,787,302       (358,136,936)
Net Assets -- Beginning of Period................      913,345,047      1,271,481,983
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,014,132,349    $   913,345,047
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           45,162              6,426
 Redeemed........................................          (35,945)           (25,935)
                                                    --------------    ---------------
 Net Increase (Decrease).........................            9,217            (19,509)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/DAVIS NEW
                                                             YORK VENTURE                    EQ/EQUITY 500 INDEX
                                                  ---------------------------------- ------------------------------------
                                                        2009              2008              2009               2008
                                                  ---------------- ----------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     640,433    $    (2,474,216)   $    4,911,710    $     3,267,677
 Net realized gain (loss) on investments.........    (26,279,448)       (11,064,766)      (58,830,916)        13,446,841
 Change in unrealized appreciation
  (depreciation) of investments..................    105,138,412       (130,689,555)      280,996,890       (588,331,784)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     79,499,397       (144,228,537)      227,077,684       (571,617,266)
                                                   -------------    ---------------    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,370,499         75,415,343        71,573,078         68,657,789
  Transfers between funds including
   guaranteed interest account, net..............     10,733,646         51,212,766         5,751,524        (44,788,116)
  Transfers for contract benefits and
   terminations..................................    (10,072,230)       (10,623,100)      (53,397,314)      (104,782,497)
  Contract maintenance charges...................     (4,411,886)        (3,106,524)      (12,149,395)       (11,655,065)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     16,620,029        112,898,485        11,777,893        (92,567,889)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           8,002         (3,180,596)           39,999           (380,000)
                                                   -------------    ---------------    --------------    ---------------
Increase (Decrease) in Net Assets................     96,127,428        (34,510,648)      238,895,576       (664,565,155)
Net Assets -- Beginning of Period................    242,909,969        277,420,617       912,777,058      1,577,342,213
                                                   -------------    ---------------    --------------    ---------------
Net Assets -- End of Period......................  $ 339,037,397    $   242,909,969    $1,151,672,634    $   912,777,058
                                                   =============    ===============    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --                 3                 --
 Redeemed........................................             --                 --                --                 --
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................             --                 --                 3                 --
                                                   =============    ===============    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,250             17,626            17,357             10,494
 Redeemed........................................         (6,767)            (5,762)          (13,473)           (12,666)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................          2,483             11,864             3,884             (2,172)
                                                   =============    ===============    ==============    ===============



                                                          EQ/EQUITY GROWTH PLUS
                                                  -------------------------------------
                                                         2009               2008
                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (7,263,176)    $   (8,227,112)
 Net realized gain (loss) on investments.........      (52,280,543)        39,820,399
 Change in unrealized appreciation
  (depreciation) of investments..................      342,994,624       (832,575,684)
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      283,450,905       (800,982,397)
                                                    --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       43,966,701        168,142,262
  Transfers between funds including
   guaranteed interest account, net..............      (83,152,124)       (23,278,056)
  Transfers for contract benefits and
   terminations..................................      (53,534,351)       (92,517,279)
  Contract maintenance charges...................      (17,627,653)       (17,082,652)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (110,347,427)        35,264,275
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (7,448)          (487,000)
                                                    --------------     --------------
Increase (Decrease) in Net Assets................      173,096,030       (766,205,122)
Net Assets -- Beginning of Period................    1,143,654,720      1,909,859,842
                                                    --------------     --------------
Net Assets -- End of Period......................   $1,316,750,750     $1,143,654,720
                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------     --------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            7,641             18,185
 Redeemed........................................          (17,554)           (15,258)
                                                    --------------     --------------
 Net Increase (Decrease).........................           (9,913)             2,927
                                                    ==============     ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/EVERGREEN                        EQ/FRANKLIN
                                                                OMEGA                          CORE BALANCED
                                                  --------------------------------- ------------------------------------
                                                        2009             2008              2009               2008
                                                  ---------------- ---------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,421,440)   $  (1,287,298)    $ 22,140,075      $    26,339,942
 Net realized gain (loss) on investments.........     (9,138,410)      (4,442,278)     (41,977,203)         (25,473,569)
 Change in unrealized appreciation
  (depreciation) of investments..................     77,956,029      (45,017,948)     149,692,792         (210,034,118)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     66,396,179      (50,747,524)     129,855,664         (209,167,745)
                                                    ------------    -------------     ------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     27,940,701       10,409,823       20,356,133           76,510,415
  Transfers between funds including
   guaranteed interest account, net..............     83,688,347        5,139,584       54,640,839           (8,634,358)
  Transfers for contract benefits and
   terminations..................................     (9,008,466)     (10,628,166)     (25,586,167)         (28,787,766)
  Contract maintenance charges...................     (2,575,434)      (1,701,654)      (7,929,027)          (6,278,297)
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    100,045,148        3,219,587       41,481,778           32,809,994
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (12,300)              (3)        (3,000,828)
                                                    ------------    -------------     ------------      ---------------
Increase (Decrease) in Net Assets................    166,441,327      (47,540,237)     171,337,439         (179,358,579)
Net Assets -- Beginning of Period................    129,004,382      176,544,619      425,712,289          605,070,868
                                                    ------------    -------------     ------------      ---------------
Net Assets -- End of Period......................   $295,445,709    $ 129,004,382     $597,049,728      $   425,712,289
                                                    ============    =============     ============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                   --
 Redeemed........................................             --               --               --                   --
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................             --               --               --                   --
                                                    ============    =============     ============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,711            6,380           15,593               17,101
 Redeemed........................................         (4,717)          (6,001)         (10,086)             (14,077)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................          9,994              379            5,507                3,024
                                                    ============    =============     ============      ===============



                                                               EQ/FRANKLIN
                                                           TEMPLETON ALLOCATION
                                                  --------------------------------------
                                                          2009                2008
                                                  -------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................    $   10,740,102      $    35,966,558
 Net realized gain (loss) on investments.........       (68,257,655)         (26,485,382)
 Change in unrealized appreciation
  (depreciation) of investments..................       343,049,903         (501,379,956)
                                                     --------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................       285,532,350         (491,898,780)
                                                     --------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        73,834,498          520,219,218
  Transfers between funds including
   guaranteed interest account, net..............        51,895,312          223,763,310
  Transfers for contract benefits and
   terminations..................................       (48,492,082)         (39,830,059)
  Contract maintenance charges...................       (17,534,193)          (9,501,659)
                                                     --------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        59,703,535          694,650,810
                                                     --------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 (1)           (42,839)
                                                     --------------      ---------------
Increase (Decrease) in Net Assets................       345,235,884          202,709,191
Net Assets -- Beginning of Period................       996,121,628          793,412,437
                                                     --------------      ---------------
Net Assets -- End of Period......................    $1,341,357,512      $   996,121,628
                                                     ==============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                   --
 Redeemed........................................                --                   --
                                                     --------------      ---------------
 Net Increase (Decrease).........................                --                   --
                                                     ==============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            26,660               94,300
 Redeemed........................................           (15,841)              (9,168)
                                                     --------------      ---------------
 Net Increase (Decrease).........................            10,819               85,132
                                                     ==============      ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/GAMCO MERGERS                    EQ/GAMCO SMALL
                                                          AND ACQUISITIONS                    COMPANY VALUE
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (1,793,681)   $  (1,223,527)   $  (5,050,034)   $    (3,884,593)
 Net realized gain (loss) on investments.........     (5,766,872)       1,037,676      (22,466,131)         6,189,537
 Change in unrealized appreciation
  (depreciation) of investments..................     24,311,739      (20,056,018)     198,092,476       (172,866,113)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     16,751,186      (20,241,869)     170,576,311       (170,561,169)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,583,314       16,641,524       32,344,187         87,585,184
  Transfers between funds including
   guaranteed interest account, net..............     10,433,400      (10,708,187)      49,285,762         28,597,473
  Transfers for contract benefits and
   terminations..................................     (4,763,059)      (5,144,520)     (17,447,466)       (18,342,653)
  Contract maintenance charges...................     (1,934,627)      (1,465,331)      (7,485,896)        (5,098,441)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,319,028         (676,514)      56,696,587         92,741,563
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,653          (33,346)          11,001            (45,513)
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     27,071,867      (20,951,729)     227,283,899        (77,865,119)
Net Assets -- Beginning of Period................    111,018,013      131,969,742      392,716,712        470,581,831
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $138,089,880    $ 111,018,013    $ 620,000,611    $   392,716,712
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                2                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --                2                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,139            3,900            5,849              6,224
 Redeemed........................................         (3,222)          (3,992)          (3,498)            (3,104)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            917              (92)           2,351              3,120
                                                    ============    =============    =============    ===============



                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (2,705,164)   $  65,495,492
 Net realized gain (loss) on investments.........    (23,317,739)       7,956,127
 Change in unrealized appreciation
  (depreciation) of investments..................     26,152,690      (67,209,876)
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................        129,787        6,241,743
                                                   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,603,211       73,793,425
  Transfers between funds including
   guaranteed interest account, net..............      5,029,126      162,751,963
  Transfers for contract benefits and
   terminations..................................    (17,427,569)     (20,102,077)
  Contract maintenance charges...................     (5,422,618)      (3,679,230)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        782,150      212,764,081
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,000       (5,766,813)
                                                   -------------    -------------
Increase (Decrease) in Net Assets................        912,937      213,239,011
Net Assets -- Beginning of Period................    413,319,116      200,080,105
                                                   -------------    -------------
Net Assets -- End of Period......................  $ 414,232,053    $ 413,319,116
                                                   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              2               --
 Redeemed........................................             --               --
                                                   -------------    -------------
 Net Increase (Decrease).........................              2               --
                                                   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         11,490           34,200
 Redeemed........................................        (11,571)         (15,567)
                                                   -------------    -------------
 Net Increase (Decrease).........................            (81)          18,633
                                                   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/GLOBAL
                                                          MULTI-SECTOR EQUITY
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (1,338,538)   $  (15,752,805)
 Net realized gain (loss) on investments.........     (134,958,138)       65,154,201
 Change in unrealized appreciation
  (depreciation) of investments..................      486,494,355      (985,591,293)
                                                    --------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      350,197,679      (936,189,897)
                                                    --------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       38,055,350       174,385,806
  Transfers between funds including
   guaranteed interest account, net..............       97,751,626       (86,789,044)
  Transfers for contract benefits and
   terminations..................................      (37,615,341)      (70,211,440)
  Contract maintenance charges...................      (13,705,969)      (12,474,163)
                                                    --------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       84,485,666         4,911,159
                                                    --------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            52,000           (61,501)
                                                    --------------    --------------
Increase (Decrease) in Net Assets................      434,735,345      (931,340,239)
Net Assets -- Beginning of Period................      696,117,827     1,627,458,066
                                                    --------------    --------------
Net Assets -- End of Period......................   $1,130,853,172    $  696,117,827
                                                    ==============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                --
 Redeemed........................................               --                --
                                                    --------------    --------------
 Net Increase (Decrease).........................                2                --
                                                    ==============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           18,642            16,383
 Redeemed........................................          (13,429)          (15,994)
                                                    --------------    --------------
 Net Increase (Decrease).........................            5,213               389
                                                    ==============    ==============



                                                           EQ/INTERMEDIATE                   EQ/INTERNATIONAL
                                                        GOVERNMENT BOND INDEX                   CORE PLUS
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,837,117)   $   7,821,746    $  10,509,388    $        93,764
 Net realized gain (loss) on investments.........     (5,818,927)      (1,366,840)     (46,621,982)        23,751,257
 Change in unrealized appreciation
  (depreciation) of investments..................     (7,140,455)       1,364,716      225,338,883       (488,516,584)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    (14,796,499)       7,819,622      189,226,289       (464,671,563)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     43,007,605       42,004,283       44,406,216         53,379,072
  Transfers between funds including
   guaranteed interest account, net..............    (27,226,727)      94,974,307       19,939,424          9,893,762
  Transfers for contract benefits and
   terminations..................................    (28,373,545)     (36,984,246)     (29,905,952)       (59,946,839)
  Contract maintenance charges...................     (4,494,560)      (3,042,890)      (8,681,146)        (8,694,364)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,087,227)      96,951,454       25,758,542         (5,368,369)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (120,000)          13,199                 --
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................    (31,883,726)     104,651,076      214,998,030       (470,039,932)
Net Assets -- Beginning of Period................    401,670,396      297,019,320      554,322,481      1,024,362,413
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 369,786,670    $ 401,670,396    $ 769,320,511    $   554,322,481
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,039           19,978           10,926             10,626
 Redeemed........................................        (14,458)         (11,686)          (8,760)           (11,142)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................           (419)           8,292            2,166               (516)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF                    GROWTH
                                                  ----------------------------- ----------------------------------
                                                       2009           2008            2009              2008
                                                  ------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  164,334    $     152,463   $    (451,268)   $    (1,175,603)
 Net realized gain (loss) on investments.........      64,865         (319,534)    (26,477,852)        (9,610,248)
 Change in unrealized appreciation
  (depreciation) of investments..................     151,754       (1,432,902)     92,760,178       (105,847,924)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     380,953       (1,599,973)     65,831,058       (116,633,775)
                                                   ----------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          --               --      16,047,281         44,238,330
  Transfers between funds including
   guaranteed interest account, net..............          --               --      33,138,245         14,441,973
  Transfers for contract benefits and
   terminations..................................          --               --      (7,613,344)        (9,281,621)
  Contract maintenance charges...................          --               --      (3,283,507)        (2,559,727)
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................          --               --      38,288,675         46,838,955
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --         (500,000)             --            103,999
                                                   ----------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets................     380,953       (2,099,973)    104,119,733        (69,690,821)
Net Assets -- Beginning of Period................   1,603,884        3,703,857     168,048,135        237,738,956
                                                   ----------    -------------   -------------    ---------------
Net Assets -- End of Period......................  $1,984,837    $   1,603,884   $ 272,167,868    $   168,048,135
                                                   ==========    =============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --               --              --                 --
 Redeemed........................................          --               --              --                 --
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --              --                 --
                                                   ==========    =============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          --               --          10,081             11,798
 Redeemed........................................          --               --          (5,593)            (7,568)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --           4,488              4,230
                                                   ==========    =============   =============    ===============



                                                             EQ/JPMORGAN
                                                         VALUE OPPORTUNITIES
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      97,821    $     1,064,921
 Net realized gain (loss) on investments.........    (29,711,065)       (16,710,861)
 Change in unrealized appreciation
  (depreciation) of investments..................     89,134,293       (141,195,370)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     59,521,049       (156,841,310)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,531,889         10,736,796
  Transfers between funds including
   guaranteed interest account, net..............        180,925        (25,761,728)
  Transfers for contract benefits and
   terminations..................................    (16,280,971)       (35,229,962)
  Contract maintenance charges...................     (2,183,887)        (2,218,023)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (11,752,044)       (52,472,917)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (266,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     47,769,005       (209,581,225)
Net Assets -- Beginning of Period................    210,569,258        420,150,483
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 258,338,263    $   210,569,258
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,078              1,967
 Redeemed........................................         (4,372)            (6,183)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,294)            (4,216)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP                       EQ/LARGE CAP
                                                              CORE PLUS                         GROWTH INDEX
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,946,921    $    (2,128,351)  $   1,765,959    $    (4,384,494)
 Net realized gain (loss) on investments.........    (15,412,420)        (8,730,231)    (13,310,399)          (753,175)
 Change in unrealized appreciation
  (depreciation) of investments..................     42,870,315        (75,404,584)    100,800,552       (145,142,612)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     31,404,816        (86,263,166)     89,256,112       (150,280,281)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,079,841          5,525,159       6,243,861         24,221,650
  Transfers between funds including
   guaranteed interest account, net..............       (335,448)       (10,481,074)      5,339,497         (6,728,431)
  Transfers for contract benefits and
   terminations..................................    (10,302,564)       (21,858,504)    (17,160,470)       (29,710,764)
  Contract maintenance charges...................     (1,417,449)        (1,432,614)     (3,258,354)        (2,752,474)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (6,975,620)       (28,247,033)     (8,835,466)       (14,970,019)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --      (9,101,306)            17,000
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     24,429,196       (114,510,199)     71,319,340       (165,233,300)
Net Assets -- Beginning of Period................    129,360,305        243,870,504     245,932,260        411,165,560
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 153,789,501    $   129,360,305   $ 317,251,600    $   245,932,260
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          2,386              1,617           6,245              6,807
 Redeemed........................................         (3,435)            (4,811)         (8,515)           (10,140)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (1,049)            (3,194)         (2,270)            (3,333)
                                                   =============    ===============   =============    ===============



                                                             EQ/LARGE CAP
                                                             GROWTH PLUS
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (322,957)   $    (3,847,420)
 Net realized gain (loss) on investments.........    (12,614,811)         3,819,000
 Change in unrealized appreciation
  (depreciation) of investments..................     75,552,967       (134,073,469)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     62,615,199       (134,101,889)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,839,377         23,776,388
  Transfers between funds including
   guaranteed interest account, net..............     (3,677,177)       (34,904,608)
  Transfers for contract benefits and
   terminations..................................    (11,850,074)       (22,544,757)
  Contract maintenance charges...................     (2,477,109)        (2,362,155)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (3,164,983)       (36,035,132)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (226,500)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     59,450,216       (170,363,521)
Net Assets -- Beginning of Period................    193,224,784        363,588,305
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 252,675,000    $   193,224,784
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,789              5,289
 Redeemed........................................         (4,054)            (8,073)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (265)            (2,784)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP
                                                             VALUE INDEX
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   6,773,224    $      (173,543)
 Net realized gain (loss) on investments.........    (27,527,716)       (14,982,245)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,402,053        (88,532,502)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,647,561       (103,688,290)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,374,072         14,398,302
  Transfers between funds including
   guaranteed interest account, net..............      7,431,830         (9,927,410)
  Transfers for contract benefits and
   terminations..................................     (3,337,593)        (6,397,649)
  Contract maintenance charges...................     (1,422,213)        (1,535,834)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,046,096         (3,462,591)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     27,693,657       (107,150,881)
Net Assets -- Beginning of Period................     76,510,005        183,660,886
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 104,203,662    $    76,510,005
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,169              4,886
 Redeemed........................................         (4,403)            (5,297)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          2,766               (411)
                                                   =============    ===============



                                                               EQ/LARGE CAP                       EQ/LORD ABBETT
                                                                VALUE PLUS                       GROWTH AND INCOME
                                                  -------------------------------------- ---------------------------------
                                                         2009                2008              2009             2008
                                                  ------------------ ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,478,084    $      23,923,165   $    (767,473)   $       83,982
 Net realized gain (loss) on investments.........     (116,190,615)         (33,805,389)    (12,823,244)       (3,353,099)
 Change in unrealized appreciation
  (depreciation) of investments..................      296,761,284         (936,768,121)     31,280,658       (52,452,677)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      188,048,753         (946,650,345)     17,689,941       (55,721,794)
                                                    --------------    -----------------   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       12,883,006           55,111,908       9,687,585        14,924,350
  Transfers between funds including
   guaranteed interest account, net..............      (59,306,982)        (196,962,458)      2,488,722        (5,583,383)
  Transfers for contract benefits and
   terminations..................................      (60,484,252)        (129,154,256)     (4,487,121)       (6,293,266)
  Contract maintenance charges...................      (14,986,398)         (17,490,591)     (1,495,789)       (1,322,119)
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (121,894,626)        (288,495,397)      6,193,397         1,725,582
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --               64,001              --        (3,650,654)
                                                    --------------    -----------------   -------------    --------------
Increase (Decrease) in Net Assets................       66,154,127       (1,235,081,741)     23,883,338       (57,646,866)
Net Assets -- Beginning of Period................    1,114,995,607        2,350,077,348      93,546,882       151,193,748
                                                    --------------    -----------------   -------------    --------------
Net Assets -- End of Period......................   $1,181,149,734    $   1,114,995,607   $ 117,430,220    $   93,546,882
                                                    ==============    =================   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --              --                --
 Redeemed........................................               --                   --              --                --
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................               --                   --              --                --
                                                    ==============    =================   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            2,747                5,339           3,916             2,682
 Redeemed........................................          (16,468)             (27,652)         (2,969)           (2,490)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................          (13,721)             (22,313)            947               192
                                                    ==============    =================   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LORD ABBETT                       EQ/MID CAP
                                                           LARGE CAP CORE                         INDEX
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (981,435)   $     (262,527)  $  (2,042,011)   $    (4,537,675)
 Net realized gain (loss) on investments.........    (10,046,237)       (3,275,849)    (76,754,441)       (24,256,556)
 Change in unrealized appreciation
  (depreciation) of investments..................     41,151,180       (30,541,689)    249,782,270       (472,975,556)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     30,123,508       (34,080,065)    170,985,818       (501,769,787)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,051,679        13,537,401      27,352,295         59,080,324
  Transfers between funds including
   guaranteed interest account, net..............     28,400,738        31,639,977     (11,457,023)       (32,303,620)
  Transfers for contract benefits and
   terminations..................................     (4,939,951)       (4,269,182)    (27,354,004)       (51,574,835)
  Contract maintenance charges...................     (1,712,105)       (1,052,344)     (7,924,887)        (8,240,422)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     39,800,361        39,855,852     (19,383,619)       (33,038,553)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (2,574,002)         31,447                 --
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     69,923,869         3,201,785     151,633,646       (534,808,340)
Net Assets -- Beginning of Period................     85,244,148        82,042,363     501,016,737      1,035,825,077
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 155,168,017    $   85,244,148   $ 652,650,383    $   501,016,737
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          8,538             7,001           7,801              8,705
 Redeemed........................................         (3,920)           (3,312)        (10,020)           (11,260)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................          4,618             3,689          (2,219)            (2,555)
                                                   =============    ==============   =============    ===============



                                                               EQ/MID CAP
                                                         VALUE PLUS (c) (d) (e)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    1,365,807    $      (382,625)
 Net realized gain (loss) on investments.........     (124,353,745)       (79,877,282)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,575,607       (212,234,558)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................      (86,412,331)      (292,494,465)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       13,599,011         17,465,982
  Transfers between funds including
   guaranteed interest account, net..............      815,533,724        (86,089,191)
  Transfers for contract benefits and
   terminations..................................      (31,291,287)       (44,393,137)
  Contract maintenance charges...................       (8,625,499)        (6,313,342)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      789,215,949       (119,329,688)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            30,948           (122,000)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      702,834,566       (411,946,153)
Net Assets -- Beginning of Period................      400,063,290        812,009,443
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,102,897,856    $   400,063,290
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           73,314              2,829
 Redeemed........................................          (27,132)           (11,484)
                                                    --------------    ---------------
 Net Increase (Decrease).........................           46,182             (8,655)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/MONEY MARKET
                                                  ------------------------------------
                                                         2009              2008
                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (18,440,066)    $    5,303,985
 Net realized gain (loss) on investments.........        (233,096)           (71,662)
 Change in unrealized appreciation
  (depreciation) of investments..................         156,107            (62,631)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     (18,517,055)         5,169,692
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     343,074,508        737,101,790
  Transfers between funds including
   guaranteed interest account, net..............    (565,003,528)       301,263,885
  Transfers for contract benefits and
   terminations..................................    (300,033,661)      (392,439,992)
  Contract maintenance charges...................     (12,094,117)        (8,372,217)
                                                   --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (534,056,798)       637,553,466
                                                   --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          273,686           (270,893)
                                                   --------------     --------------
Increase (Decrease) in Net Assets................    (552,300,167)       642,452,265
Net Assets -- Beginning of Period................   1,493,974,972        851,522,707
                                                   --------------     --------------
Net Assets -- End of Period......................  $  941,674,805     $1,493,974,972
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              22                 --
 Redeemed........................................              --                 --
                                                   --------------     --------------
 Net Increase (Decrease).........................              22                 --
                                                   ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          69,086            101,142
 Redeemed........................................         (99,039)           (55,686)
                                                   --------------     --------------
 Net Increase (Decrease).........................         (29,953)            45,456
                                                   ==============     ==============



                                                             EQ/MONTAG &                        EQ/MUTUAL
                                                           CALDWELL GROWTH                   LARGE CAP EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,711,323)   $  (1,730,976)   $  (2,837,920)   $     6,293,951
 Net realized gain (loss) on investments.........    (14,655,162)      (6,065,466)     (25,424,474)       (17,044,008)
 Change in unrealized appreciation
  (depreciation) of investments..................     55,673,036      (53,756,587)      74,942,306       (126,766,530)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     39,306,551      (61,553,029)      46,679,912       (137,516,587)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,647,314       28,840,231        7,462,774         37,815,910
  Transfers between funds including
   guaranteed interest account, net..............     (5,293,632)      84,271,697       (7,433,583)       (35,013,356)
  Transfers for contract benefits and
   terminations..................................     (6,259,023)      (6,620,843)      (9,814,336)       (11,816,877)
  Contract maintenance charges...................     (2,508,072)      (1,581,869)      (3,691,375)        (3,499,476)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (10,413,413)     104,909,216      (13,476,520)       (12,513,799)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (138,933)              --        (18,384,000)
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     28,893,138       43,217,254       33,203,392       (168,414,386)
Net Assets -- Beginning of Period................    143,898,720      100,681,466      205,351,897        373,766,283
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 172,791,858    $ 143,898,720    $ 238,555,289    $   205,351,897
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................              1               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,048           39,334            3,697              7,703
 Redeemed........................................        (14,313)         (14,430)          (5,500)            (9,140)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................         (2,265)          24,904           (1,803)            (1,437)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/OPPENHEIMER GLOBAL
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (999,512)   $     (171,937)
 Net realized gain (loss) on investments.........    (12,845,925)      (10,852,762)
 Change in unrealized appreciation
  (depreciation) of investments..................     52,404,085       (51,264,819)
                                                   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     38,558,648       (62,289,518)
                                                   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,985,091        27,145,149
  Transfers between funds including
   guaranteed interest account, net..............     30,120,961        16,514,971
  Transfers for contract benefits and
   terminations..................................     (4,037,850)       (4,909,832)
  Contract maintenance charges...................     (1,941,981)       (1,293,315)
                                                   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     35,126,221        37,456,973
                                                   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (6,490,003)
                                                   -------------    --------------
Increase (Decrease) in Net Assets................     73,684,869       (31,322,548)
Net Assets -- Beginning of Period................     89,375,404       120,697,952
                                                   -------------    --------------
Net Assets -- End of Period......................  $ 163,060,273    $   89,375,404
                                                   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                --
 Redeemed........................................             --                --
                                                   -------------    --------------
 Net Increase (Decrease).........................              1                --
                                                   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,976             7,529
 Redeemed........................................         (3,519)           (3,931)
                                                   -------------    --------------
 Net Increase (Decrease).........................          4,457             3,598
                                                   =============    ==============



                                                             EQ/PIMCO ULTRA
                                                           SHORT BOND (f) (g)              EQ/QUALITY BOND PLUS (j)
                                                  ------------------------------------ ---------------------------------
                                                         2009               2008             2009             2008
                                                  ------------------ ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (3,730,126)   $    13,950,836   $   9,616,969    $  13,394,151
 Net realized gain (loss) on investments.........      (35,530,401)        55,798,470     (16,834,854)      (7,378,896)
 Change in unrealized appreciation
  (depreciation) of investments..................       69,287,120       (139,568,977)     27,244,526      (36,321,748)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................       30,026,593        (69,819,671)     20,026,641      (30,306,493)
                                                    --------------    ---------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       60,395,456        141,377,956      21,240,787       29,785,877
  Transfers between funds including
   guaranteed interest account, net..............      483,246,609        420,851,015     224,180,167      (32,254,968)
  Transfers for contract benefits and
   terminations..................................      (60,125,729)       (52,885,920)    (28,209,097)     (30,268,685)
  Contract maintenance charges...................      (16,164,814)        (8,645,672)     (5,183,336)      (3,825,471)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      467,351,522        500,697,379     212,028,521      (36,563,247)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --             48,998             600           27,469
                                                    --------------    ---------------   -------------    -------------
Increase (Decrease) in Net Assets................      497,378,115        430,926,706     232,055,762      (66,842,271)
Net Assets -- Beginning of Period................      917,877,204        486,950,498     326,287,401      393,129,672
                                                    --------------    ---------------   -------------    -------------
Net Assets -- End of Period......................   $1,415,255,319    $   917,877,204   $ 558,343,163    $ 326,287,401
                                                    ==============    ===============   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A                                               --
 Issued..........................................                9                 --              --               --
 Redeemed........................................               --                 --              --               --
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................                9                 --              --               --
                                                    ==============    ===============   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           97,475             78,030          50,229            6,787
 Redeemed........................................          (55,852)           (32,285)        (31,789)          (9,265)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................           41,623             45,745          18,440           (2,478)
                                                    ==============    ===============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/T. ROWE PRICE
                                                      EQ/SMALL COMPANY INDEX (l)              GROWTH STOCK (d)
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     283,901    $    (2,243,783)  $  (3,334,900)   $    (3,532,364)
 Net realized gain (loss) on investments.........    (47,942,631)        18,489,387     (11,405,129)        (1,812,083)
 Change in unrealized appreciation
  (depreciation) of investments..................    125,840,042       (168,643,358)     93,287,481       (120,650,775)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     78,181,312       (152,397,754)     78,547,452       (125,995,222)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,470,813         25,484,049      25,605,098         23,208,023
  Transfers between funds including
   guaranteed interest account, net..............     70,678,527         (8,035,308)     56,036,557             73,817
  Transfers for contract benefits and
   terminations..................................    (14,249,210)       (23,331,058)    (11,344,415)       (18,802,621)
  Contract maintenance charges...................     (4,521,055)        (3,832,287)     (3,031,774)        (2,409,909)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     78,379,075         (9,714,604)     67,265,466          2,069,310
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......       1,020,132            (13,000)             --            123,317
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    157,580,519       (162,125,358)    145,812,918       (123,802,595)
Net Assets -- Beginning of Period................    282,566,957        444,692,315     167,269,498        291,072,093
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 440,147,476    $   282,566,957   $ 313,082,416    $   167,269,498
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --               3                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................              1                 --               3                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         17,034              5,604          11,610              4,607
 Redeemed........................................         (9,500)            (6,112)         (3,248)            (3,534)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          7,534               (508)          8,362              1,073
                                                   =============    ===============   =============    ===============



                                                             EQ/TEMPLETON
                                                            GLOBAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (17,700)   $       121,902
 Net realized gain (loss) on investments.........    (20,976,814)       (15,288,794)
 Change in unrealized appreciation
  (depreciation) of investments..................     62,319,576        (95,839,083)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,325,062       (111,005,975)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,979,308         26,301,609
  Transfers between funds including
   guaranteed interest account, net..............     (4,747,160)       (36,421,901)
  Transfers for contract benefits and
   terminations..................................     (7,902,832)        (9,571,998)
  Contract maintenance charges...................     (2,749,566)        (2,661,067)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (7,420,250)       (22,353,357)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (3,057,741)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     33,904,812       (136,417,073)
Net Assets -- Beginning of Period................    149,797,557        286,214,630
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 183,702,369    $   149,797,557
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,863              5,750
 Redeemed........................................         (4,876)            (8,149)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,013)            (2,399)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/UBS GROWTH AND INCOME           EQ/VAN KAMPEN COMSTOCK
                                                  -------------------------------- ----------------------------------
                                                        2009            2008             2009              2008
                                                  --------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (336,588)   $     (154,237)  $    (130,878)   $     1,146,291
 Net realized gain (loss) on investments.........    (7,822,551)       (2,709,534)    (22,515,911)        (6,783,819)
 Change in unrealized appreciation
  (depreciation) of investments..................    22,719,844       (30,779,777)     68,993,230       (103,659,127)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    14,560,705       (33,643,548)     46,346,441       (109,296,655)
                                                   ------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     4,943,208         6,896,212       7,018,764         22,199,653
  Transfers between funds including
   guaranteed interest account, net..............      (973,192)       (5,415,471)     (7,191,990)          (286,039)
  Transfers for contract benefits and
   terminations..................................    (2,000,024)       (3,505,033)     (8,733,057)       (10,777,798)
  Contract maintenance charges...................      (801,991)         (759,129)     (3,102,049)        (2,816,201)
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     1,168,001        (2,783,421)    (12,008,332)         8,319,615
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --                --              --         (3,318,600)
                                                   ------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................    15,728,706       (36,426,969)     34,338,109       (104,295,640)
Net Assets -- Beginning of Period................    48,070,362        84,497,331     185,053,421        289,349,061
                                                   ------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 63,799,068    $   48,070,362   $ 219,391,530    $   185,053,421
                                                   ============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                --              --                 --
 Redeemed........................................            --                --              --                 --
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            --                --              --                 --
                                                   ============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         5,464             5,139           3,249              5,848
 Redeemed........................................        (4,392)           (5,300)         (4,883)            (4,779)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................         1,072              (161)         (1,634)             1,069
                                                   ============    ==============   =============    ===============



                                                            EQ/VAN KAMPEN
                                                            MID CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,344,315)   $    (4,334,837)
 Net realized gain (loss) on investments.........    (25,824,738)       (10,432,354)
 Change in unrealized appreciation
  (depreciation) of investments..................    155,347,475       (166,657,947)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    125,178,422       (181,425,138)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     17,349,251         56,603,270
  Transfers between funds including
   guaranteed interest account, net..............     69,598,413         38,012,249
  Transfers for contract benefits and
   terminations..................................    (11,360,676)       (13,513,191)
  Contract maintenance charges...................     (4,662,732)        (3,275,653)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     70,924,256         77,826,675
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (4,880,466)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    196,102,678       (108,478,929)
Net Assets -- Beginning of Period................    210,352,684        318,831,613
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 406,455,362    $   210,352,684
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              3                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              3                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,167             12,774
 Redeemed........................................         (5,895)            (7,072)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          6,272              5,702
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                     CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                   PORTFOLIO* (b)    PORTFOLIO* (b)    PORTFOLIO* (b)
                                                  ---------------- ----------------- ------------------
                                                        2009              2009              2009
                                                  ---------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................     $    (1)            $   --           $    (2)
 Net realized gain (loss) on investments.........          --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................          --                 --                21
                                                      -------             ------           -------
 Net Increase (decrease) in net assets from
  operations.....................................          (1)                --                19
                                                      -------             ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      17,564              5,881            23,054
  Transfers between funds including
   guaranteed interest account, net..............          --                 --                --
  Transfers for contract benefits and
   terminations..................................          --                 --                --
  Contract maintenance charges...................          --                 --                --
                                                      -------             ------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................      17,564              5,881            23,054
                                                      -------             ------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --                 --                --
                                                      -------             ------           -------
Increase (Decrease) in Net Assets................      17,563              5,881            23,073
Net Assets -- Beginning of Period................          --                 --                --
                                                      -------             ------           -------
Net Assets -- End of Period......................     $17,563             $5,881           $23,073
                                                      =======             ======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --                 --                --
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................          --                 --                --
                                                      =======             ======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           2                  1                 2
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................           2                  1                 2
                                                      =======             ======           =======



                                                    FRANKLIN STRATEGIC     GOLDMAN SACHS      IVY FUNDS VIP
                                                          INCOME            VIT MID CAP          DIVIDEND
                                                   SECURITIES FUND* (b)   VALUE FUND* (b)   OPPORTUNITIES* (b)
                                                  ---------------------- ----------------- -------------------
                                                           2009                 2009               2009
                                                  ---------------------- ----------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (12)             $   --           $     (1)
 Net realized gain (loss) on investments.........             --                  --                 --
 Change in unrealized appreciation
  (depreciation) of investments..................             58                  (9)               (35)
                                                         -------              ------           --------
 Net Increase (decrease) in net assets from
  operations.....................................             46                  (9)               (36)
                                                         -------              ------           --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         46,293               2,514             13,455
  Transfers between funds including
   guaranteed interest account, net..............             --                  --                 --
  Transfers for contract benefits and
   terminations..................................             --                  --                 --
  Contract maintenance charges...................             --                  --                 --
                                                         -------              ------            -------
 Net increase (decrease) in net assets from
  contractowners transactions....................         46,293               2,514             13,455
                                                         -------              ------            -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                  --                 --
                                                         -------              ------            -------
Increase (Decrease) in Net Assets................         46,339               2,505             13,419
Net Assets -- Beginning of Period................             --                  --                 --
                                                         -------              ------            -------
Net Assets -- End of Period......................        $46,339              $2,505            $13,419
                                                         =======              ======            =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                  --                 --
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................             --                  --                 --
                                                         =======              ======            =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              5                  --                  1
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................              5                  --                  1
                                                         =======              ======            =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    IVY FUNDS VIP
                                                   IVY FUNDS VIP   GLOBAL NATURAL     IVY FUNDS VIP
                                                    ENERGY* (b)    RESOURCES* (b)   HIGH INCOME* (b)
                                                  --------------- ---------------- ------------------
                                                        2009            2009              2009
                                                  --------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $ --            $    (9)          $   (10)
 Net realized gain (loss) on investments.........        --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................        (8)              (370)              107
                                                       ----            -------           -------
 Net Increase (decrease) in net assets from
  operations.....................................        (8)              (379)               97
                                                       ----            -------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       479             73,586            24,960
  Transfers between funds including
   guaranteed interest account, net..............        --                 --                --
  Transfers for contract benefits and
   terminations..................................        --                 --                --
  Contract maintenance charges...................        --                 --                --
                                                       ----            -------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................       479             73,586            24,960
                                                       ----            -------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --                 --                --
                                                       ----            -------           -------
Increase (Decrease) in Net Assets................       471             73,207            25,057
Net Assets -- Beginning of Period................        --                 --                --
                                                       ----            -------           -------
Net Assets -- End of Period......................      $471            $73,207           $25,057
                                                       ====            =======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --                 --                --
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                 --                --
                                                       ====            =======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --                  7                 2
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                  7                 2
                                                       ====            =======           =======



                                                                          IVY FUNDS VIP    IVY FUNDS VIP
                                                      IVY FUNDS VIP        SCIENCE AND       SMALL CAP
                                                   MID CAP GROWTH* (b)   TECHNOLOGY* (b)    GROWTH* (b)
                                                  --------------------- ----------------- ---------------
                                                           2009                2009             2009
                                                  --------------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $    (1)          $   (1)          $   --
 Net realized gain (loss) on investments.........             --               --               --
 Change in unrealized appreciation
  (depreciation) of investments..................             (8)               5               (8)
                                                         -------           ------           ------
 Net Increase (decrease) in net assets from
  operations.....................................             (9)               4               (8)
                                                         -------           ------           ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         20,641            1,980            3,288
  Transfers between funds including
   guaranteed interest account, net..............             --               --               --
  Transfers for contract benefits and
   terminations..................................             --               --               --
  Contract maintenance charges...................             --               --               --
                                                         -------           ------           ------
 Net increase (decrease) in net assets from
  contractowners transactions....................         20,641            1,980            3,288
                                                         -------           ------           ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --               --               --
                                                         -------           ------           ------
Increase (Decrease) in Net Assets................         20,632            1,984            3,280
Net Assets -- Beginning of Period................             --               --               --
                                                         -------           ------           ------
Net Assets -- End of Period......................        $20,632           $1,984           $3,280
                                                         =======           ======           ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................             --               --               --
                                                         =======           ======           ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              2               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................              2               --               --
                                                         =======           ======           ======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     LAZARD RETIREMENT
                                                      EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                   EQUITY PORTFOLIO* (b)   VALUE PORTFOLIO* (b)
                                                  ----------------------- ----------------------
                                                            2009                   2009
                                                  ----------------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $   --
 Net realized gain (loss) on investments.........              --                      --
 Change in unrealized appreciation
  (depreciation) of investments..................              --                      --
                                                          -------                  ------
 Net Increase (decrease) in net assets from
  operations.....................................              (1)                     --
                                                          -------                  ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          22,523                   2,520
  Transfers between funds including
   guaranteed interest account, net..............              --                      --
  Transfers for contract benefits and
   terminations..................................              --                      --
  Contract maintenance charges...................              --                      --
                                                          -------                  ------
 Net increase (decrease) in net assets from
  contractowners transactions....................          22,523                   2,520
                                                          -------                  ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                      --
                                                          -------                  ------
Increase (Decrease) in Net Assets................          22,522                   2,520
Net Assets -- Beginning of Period................              --                      --
                                                          -------                  ------
Net Assets -- End of Period......................         $22,522                  $2,520
                                                          =======                  ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................              --                      --
                                                          =======                  ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               2                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................               2                      --
                                                          =======                  ======



                                                            MULTIMANAGER                       MULTIMANAGER
                                                        AGGRESSIVE EQUITY (h)                    CORE BOND
                                                  --------------------------------- -----------------------------------
                                                        2009             2008              2009              2008
                                                  ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,790,030)   $  (1,118,102)    $   19,058,581    $  23,798,189
 Net realized gain (loss) on investments.........    (12,286,920)      (1,624,330)        (1,947,205)      15,603,058
 Change in unrealized appreciation
  (depreciation) of investments..................     18,886,872      (58,474,374)        40,797,591      (31,731,111)
                                                   -------------    -------------     --------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      4,809,922      (61,216,806)        57,908,967        7,670,136
                                                   -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,248,390        9,564,526         85,620,629       41,424,004
  Transfers between funds including
   guaranteed interest account, net..............    271,330,555       (5,793,823)       225,583,404       97,217,901
  Transfers for contract benefits and
   terminations..................................     (6,664,007)      (8,692,522)       (54,135,987)     (58,488,580)
  Contract maintenance charges...................     (1,938,975)        (926,538)       (11,596,104)      (7,142,205)
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    265,975,963       (5,848,357)       245,471,942       73,011,120
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        (419,927)          (2,000)                --            7,001
                                                   -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets................    270,365,958      (67,067,163)       303,380,909       80,688,257
Net Assets -- Beginning of Period................     67,742,645      134,809,808        734,752,733      654,064,476
                                                   -------------    -------------     --------------    -------------
Net Assets -- End of Period......................  $ 338,108,603    $  67,742,645     $1,038,133,642    $ 734,752,733
                                                   =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                 --               --
 Redeemed........................................             --               --                 --               --
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................             --               --                 --               --
                                                   =============    =============     ==============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         47,962            1,451             41,077           20,826
 Redeemed........................................        (31,144)          (1,314)           (20,178)         (14,144)
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................         16,818              137             20,899            6,682
                                                   =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER
                                                         INTERNATIONAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     529,394    $       486,272
 Net realized gain (loss) on investments.........    (40,200,014)         8,237,064
 Change in unrealized appreciation
  (depreciation) of investments..................    140,444,319       (341,084,511)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,773,699       (332,361,175)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     31,467,106         56,365,595
  Transfers between funds including
   guaranteed interest account, net..............     (7,993,196)       (10,558,070)
  Transfers for contract benefits and
   terminations..................................    (16,720,684)       (31,963,390)
  Contract maintenance charges...................     (5,708,119)        (5,916,942)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      1,045,107          7,927,193
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          12,001             (9,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    101,830,807       (324,443,980)
Net Assets -- Beginning of Period................    356,075,829        680,519,809
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 457,906,636    $   356,075,829
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,015              8,713
 Redeemed........................................         (6,890)            (8,554)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            125                159
                                                   =============    ===============



                                                            MULTIMANAGER
                                                              LARGE CAP                        MULTIMANAGER
                                                             CORE EQUITY                     LARGE CAP GROWTH
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $     23,909    $  (1,282,817)   $  (2,348,807)   $    (3,718,749)
 Net realized gain (loss) on investments.........     (9,143,855)      (3,053,168)     (20,651,082)        (9,797,892)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,805,231      (63,496,754)      78,511,066       (130,114,572)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     29,685,285      (67,832,739)      55,511,177       (143,631,213)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,491,082        9,354,533        6,360,377         16,849,861
  Transfers between funds including
   guaranteed interest account, net..............      8,806,980       (9,332,214)      (3,640,831)        (8,336,400)
  Transfers for contract benefits and
   terminations..................................     (6,050,730)     (11,469,633)     (10,347,375)       (17,897,682)
  Contract maintenance charges...................     (1,542,848)      (1,476,378)      (2,619,849)        (2,756,466)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,704,484      (12,923,692)     (10,247,678)       (12,140,687)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (20,000)           7,503             17,799
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     36,389,769      (80,776,431)      45,271,002       (155,754,101)
Net Assets -- Beginning of Period................     96,573,555      177,349,986      166,671,952        322,426,053
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $132,963,324    $  96,573,555    $ 211,942,954    $   166,671,952
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,231            2,988            3,129              5,329
 Redeemed........................................         (2,617)          (4,180)          (4,693)            (6,618)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            614           (1,192)          (1,564)            (1,289)
                                                    ============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                           LARGE CAP VALUE                     MID CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,231,633    $      (319,364)  $  (3,614,543)   $    (4,650,103)
 Net realized gain (loss) on investments.........    (46,653,561)       (16,837,588)    (25,660,047)       (10,437,894)
 Change in unrealized appreciation
  (depreciation) of investments..................    112,693,080       (209,296,551)    114,933,970       (161,055,636)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     67,271,152       (226,453,503)     85,659,380       (176,143,633)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     19,030,078         49,428,992      14,960,375         19,078,584
  Transfers between funds including
   guaranteed interest account, net..............    (30,645,008)       (17,111,832)     (3,633,243)       (14,926,472)
  Transfers for contract benefits and
   terminations..................................    (17,195,237)       (30,886,054)    (12,645,095)       (22,102,169)
  Contract maintenance charges...................     (5,043,108)        (5,157,236)     (3,546,127)        (3,456,566)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,853,275)        (3,726,130)     (4,864,090)       (21,406,623)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           6,000            (22,001)         17,773             27,430
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     33,423,877       (230,201,634)     80,813,063       (197,522,826)
Net Assets -- Beginning of Period................    353,379,357        583,580,991     216,712,767        414,235,593
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 386,803,234    $   353,379,357   $ 297,525,830    $   216,712,767
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,234              8,703           4,409              4,150
 Redeemed........................................         (7,871)            (9,492)         (5,060)            (6,229)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (3,637)              (789)           (651)            (2,079)
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                            MID CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   4,517,447    $    (3,143,018)
 Net realized gain (loss) on investments.........    (35,769,543)       (27,146,095)
 Change in unrealized appreciation
  (depreciation) of investments..................    131,949,303       (107,537,998)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,697,207       (137,827,111)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     21,788,983         20,268,911
  Transfers between funds including
   guaranteed interest account, net..............      3,060,672        (14,425,378)
  Transfers for contract benefits and
   terminations..................................    (14,330,374)       (23,248,754)
  Contract maintenance charges...................     (3,901,407)        (3,408,946)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,617,874        (20,814,167)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          11,000            (39,702)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    107,326,081       (158,680,980)
Net Assets -- Beginning of Period................    234,433,676        393,114,656
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 341,759,757    $   234,433,676
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,361              5,114
 Redeemed........................................         (5,763)            (6,695)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            598             (1,581)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                          MULTI-SECTOR BOND                   SMALL CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  17,194,123    $    52,758,725   $  (2,370,794)   $    (2,723,714)
 Net realized gain (loss) on investments.........    (63,176,365)       (38,020,929)    (23,652,038)       (16,613,041)
 Change in unrealized appreciation
  (depreciation) of investments..................     87,731,032       (201,076,743)     74,520,459        (81,669,836)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,748,790       (186,338,947)     48,497,627       (101,006,591)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,333,762         29,911,093      16,716,400         19,629,713
  Transfers between funds including
   guaranteed interest account, net..............     28,501,019       (119,893,179)      7,922,857        (15,042,379)
  Transfers for contract benefits and
   terminations..................................    (37,010,611)       (64,454,973)     (6,276,872)        (8,451,130)
  Contract maintenance charges...................     (6,919,475)        (7,024,175)     (2,436,003)        (2,125,982)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,904,695       (161,461,234)     15,926,382         (5,989,778)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          31,305             78,000              --         (3,699,991)
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     46,684,790       (347,722,181)     64,424,009       (110,696,360)
Net Assets -- Beginning of Period................    531,806,711        879,528,892     135,537,202        246,233,562
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 578,491,501    $   531,806,711   $ 199,961,211    $   135,537,202
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,422              3,397          11,195              7,074
 Redeemed........................................         (7,909)           (11,958)         (7,055)            (6,975)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          1,513             (8,561)          4,140                 99
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                           SMALL CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,545,261)   $    (6,670,841)
 Net realized gain (loss) on investments.........    (60,110,466)       (43,863,204)
 Change in unrealized appreciation
  (depreciation) of investments..................    145,403,986       (199,190,979)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     83,748,259       (249,725,024)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,015,985         13,780,041
  Transfers between funds including
   guaranteed interest account, net..............    (19,337,941)       (69,210,950)
  Transfers for contract benefits and
   terminations..................................    (20,673,166)       (44,406,413)
  Contract maintenance charges...................     (4,967,555)        (5,530,698)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,962,677)      (105,368,020)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          15,573            (89,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     49,801,155       (355,183,042)
Net Assets -- Beginning of Period................    368,970,510        724,153,552
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 418,771,665    $   368,970,510
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,265              2,332
 Redeemed........................................         (6,656)           (10,119)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (3,391)            (7,787)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                                             MULTIMANAGER               EMERGING MARKETS
                                                              TECHNOLOGY              BOND PORTFOLIO* (b)
                                                  ---------------------------------- ---------------------
                                                        2009              2008                2009
                                                  ---------------- ----------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,925,576)   $    (4,289,714)        $    64
 Net realized gain (loss) on investments.........    (24,402,155)         4,441,497              --
 Change in unrealized appreciation
  (depreciation) of investments..................    146,694,797       (179,730,920)           (162)
                                                   -------------    ---------------         -------
 Net Increase (decrease) in net assets from
  operations.....................................    118,367,066       (179,579,137)            (98)
                                                   -------------    ---------------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,993,177         35,208,395          96,040
  Transfers between funds including
   guaranteed interest account, net..............     58,399,558        (15,171,707)             --
  Transfers for contract benefits and
   terminations..................................    (12,679,557)       (18,827,762)             --
  Contract maintenance charges...................     (3,816,883)        (2,908,072)             --
                                                   -------------    ---------------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................     53,896,295         (1,699,146)         96,040
                                                   -------------    ---------------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (131,500)             --
                                                   -------------    ---------------         -------
Increase (Decrease) in Net Assets................    172,263,361       (181,409,783)         95,942
Net Assets -- Beginning of Period................    192,768,758        374,178,541              --
                                                   -------------    ---------------         -------
Net Assets -- End of Period......................  $ 365,032,119    $   192,768,758         $95,942
                                                   =============    ===============         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --
 Redeemed........................................             --                 --              --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................             --                 --              --
                                                   =============    ===============         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         15,683             10,081              10
 Redeemed........................................         (9,926)           (10,616)             --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................          5,757               (535)             10
                                                   =============    ===============         =======



                                                        PIMCO VARIABLE       PIMCO VARIABLE
                                                       INSURANCE TRUST       INSURANCE TRUST
                                                         REAL RETURN          TOTAL RETURN
                                                   STRATEGY PORTFOLIO* (b)   PORTFOLIO* (b)   PROFUND VP BEAR* (b)
                                                  ------------------------- ---------------- ---------------------
                                                             2009                 2009                2009
                                                  ------------------------- ---------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (5)             $    (6)            $    (2)
 Net realized gain (loss) on investments.........                6                   15                  --
 Change in unrealized appreciation
  (depreciation) of investments..................              (21)                 (46)                 65
                                                           -------              -------             -------
 Net Increase (decrease) in net assets from
  operations.....................................              (20)                 (37)                 63
                                                           -------              -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           70,985               78,168              11,047
  Transfers between funds including
   guaranteed interest account, net..............               --                   --                  --
  Transfers for contract benefits and
   terminations..................................               --                   --                  --
  Contract maintenance charges...................               --                   --                  --
                                                           -------              -------             -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           70,985               78,168              11,047
                                                           -------              -------             -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                   --                  --
                                                           -------              -------             -------
Increase (Decrease) in Net Assets................           70,965               78,131              11,110
Net Assets -- Beginning of Period................               --                   --                  --
                                                           -------              -------             -------
Net Assets -- End of Period......................          $70,965              $78,131             $11,110
                                                           =======              =======             =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --                  --
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................               --                   --                  --
                                                           =======              =======             =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                7                    8                   1
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................                7                    8                   1
                                                           =======              =======             =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       PROFUND VP            TARGET 2035
                                                   BIOTECHNOLOGY* (b)         ALLOCATION
                                                  -------------------- ------------------------
                                                          2009            2009         2008
                                                  -------------------- ---------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (1)        $ 32,204   $    24,776
 Net realized gain (loss) on investments.........            --            2,803        14,656
 Change in unrealized appreciation
  (depreciation) of investments..................           (35)         152,774      (486,172)
                                                         ------         --------   -----------
 Net Increase (decrease) in net assets from
  operations.....................................           (36)         187,781      (446,740)
                                                         ------         --------   -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         3,640               --            --
  Transfers between funds including
   guaranteed interest account, net..............            --               --            --
  Transfers for contract benefits and
   terminations..................................            --               --            --
  Contract maintenance charges...................            --               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................         3,640               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --               --            --
                                                         ------         --------   -----------
Increase (Decrease) in Net Assets................         3,604          187,781      (446,740)
Net Assets -- Beginning of Period................            --          730,151     1,176,891
                                                         ------         --------   -----------
Net Assets -- End of Period......................        $3,604         $917,932   $   730,151
                                                         ======         ========   ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========



                                                                            TEMPLETON DEVELOPING
                                                        TARGET 2045               MARKETS
                                                         ALLOCATION         SECURITIES FUND* (b)
                                                  ------------------------ ---------------------
                                                     2009         2008              2009
                                                  ---------- ------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $ 31,332   $    21,233         $    (4)
 Net realized gain (loss) on investments.........     3,755        20,734              --
 Change in unrealized appreciation
  (depreciation) of investments..................   159,872      (532,414)            174
                                                   --------   -----------         -------
 Net Increase (decrease) in net assets from
  operations.....................................   194,959      (490,447)            170
                                                   --------   -----------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        --            --          27,943
  Transfers between funds including
   guaranteed interest account, net..............        --            --              --
  Transfers for contract benefits and
   terminations..................................        --            --              --
  Contract maintenance charges...................        --            --              --
                                                   --------   -----------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................        --            --          27,943
                                                   --------   -----------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --            --              --
                                                   --------   -----------         -------
Increase (Decrease) in Net Assets................   194,959      (490,447)         28,113
Net Assets -- Beginning of Period................   698,248     1,188,695              --
                                                   --------   -----------         -------
Net Assets -- End of Period......................  $893,207   $   698,248         $28,113
                                                   ========   ===========         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --            --              --
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --              --
                                                   ========   ===========         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --            --               2
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --               2
                                                   ========   ===========         =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                           TEMPLETON              VAN ECK
                                                          GLOBAL BOND          WORLDWIDE HARD
                                                     SECURITIES FUND* (b)     ASSETS FUND* (b)
                                                    ----------------------   -----------------
                                                             2009                   2009
                                                    ----------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (3)               $    (2)
 Net realized gain (loss) on investments.........               --                     --
 Change in unrealized appreciation
  (depreciation) of investments..................               45                   (207)
                                                           -------                -------
 Net Increase (decrease) in net assets from
  operations.....................................               42                   (209)
                                                           -------                -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           26,693                 10,006
  Transfers between funds including
   guaranteed interest account, net..............               --                     --
  Transfers for contract benefits and
   terminations..................................               --                     --
  Contract maintenance charges...................               --                     --
                                                           -------                -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           26,693                 10,006
                                                           -------                -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                     --
                                                           -------                -------
Increase (Decrease) in Net Assets................           26,735                  9,797
Net Assets -- Beginning of Period................               --                     --
                                                           -------                -------
Net Assets -- End of Period......................          $26,735                $ 9,797
                                                           =======                =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                     --
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................               --                     --
                                                           =======                =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                3                      1
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................                3                      1
                                                           =======                =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 08, 2009.
(b) Units were made available for sale on December 14, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(j) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(k) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(l) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B units. These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2009


1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

     AIM Variable Insurance Funds
     ----------------------------
   o AIM V.I. Financial Services Fund**
   o AIM V.I. Global Real Estate Fund
   o AIM V.I. International Growth Fund**
   o AIM V.I. Leisure Fund**
   o AIM V.I. Mid Cap Core Equity Fund
   o AIM V.I. Small Cap Equity Fund**

     AllianceBernstein Variable Product
     ----------------------------------
     Series Fund, Inc.*
     ------------------
   o AllianceBernstein Balanced Wealth Strategy Portfolio**
   o AllianceBernstein International Growth Portfolio**

     American Century Variable Portfolios, Inc.
     ------------------------------------------
   o American Century VP Large Company Value Fund**
   o American Century VP Mid Cap Value Fund

     AXA Premier VIP Trust*
     ----------------------
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(13)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2035 Allocation
   o Target 2045 Allocation

     BlackRock Variable Series Funds, Inc.
     -------------------------------------
   o BlackRock Global Allocation V.I. Fund
   o BlackRock Large Cap Growth V.I Fund**

     EQ Advisors Trust*
     ------------------
   o All Asset Allocation
   o AXA Balanced Strategy
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Growth Strategy
   o AXA Moderate Growth Strategy
   o AXA Tactical Manager 2000 I
   o AXA Tactical Manager 400 I
   o AXA Tactical Manager 500 I
   o AXA Tactical Manager International I
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Franklin Core Balanced(1)
   o EQ/Franklin Templeton Allocation(6)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(7)
   o EQ/Global Multi-Sector Equity(8)
   o EQ/Intermediate Government Bond Index(9)
   o EQ/International Core PLUS

                                        FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Continued)

   o EQ/International ETF
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(10)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(11)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(12)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth

     Fidelity(R) Variable Insurance Products Funds
     ---------------------------------------------
   o Fidelity(R) VIP Asset Manager: Growth Portfolio**
   o Fidelity(R) VIP Contrafund(R) Portfolio
   o Fidelity(R) VIP Mid Cap Portfolio
   o Fidelity(R) VIP Strategic Income Portfolio

     Franklin Templeton Variable Insurance Products Trust
     ----------------------------------------------------
   o Franklin Strategic Income Securities Fund
   o Templeton Developing Markets Securities Fund
   o Templeton Foreign Securities Fund**
   o Templeton Global Bond Securities Fund


     Goldman Sachs Variable Insurance Trust - Variable Insurance Portfolios
     ----------------------------------------------------------------------
   o Goldman Sachs VIT Mid Cap Value Fund

     Ivy Funds Variable Insurance Portfolios
     ---------------------------------------
   o Ivy Funds VIP Dividend Opportunities
   o Ivy Funds VIP Energy
   o Ivy Funds VIP Global Natural Resources
   o Ivy Funds VIP High Income
   o Ivy Funds VIP Mid Cap Growth
   o Ivy Funds VIP Science and Technology
   o Ivy Funds VIP Small Cap Growth

     Lazard Retirement Series, Inc.
     ------------------------------
   o Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) Variable Insurance Trust
     -------------------------------
   o MFS(R) International Value Portfolio
   o MFS(R) Investors Growth Stock Series**
   o MFS(R) Investors Trust Series**
   o MFS(R) Technology Portfolio**
   o MFS(R) Utilities Series**

     PIMCO Variable Insurance Trust
     ------------------------------
   o PIMCO Variable Insurance Trust CommodityRealReturn(R)
     Strategy Portfolio**
   o PIMCO Variable Insurance Trust Emerging Markets Bond
     Portfolio
   o PIMCO Variable Insurance Trust Real Return Strategy Portfolio
   o PIMCO Variable Insurance Trust Total Return Portfolio

     ProFunds
     --------
   o ProFund VP Bear
   o ProFund VP Biotechnology

     T. Rowe Price Equity Series, Inc.
     ---------------------------------
   o T. Rowe Price Health Sciences Portfolio II**

     Van Eck Worldwide Insurance Trust
     ---------------------------------
   o Van Eck Worldwide Hard Assets Fund


                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Concluded)

   (1) Fund was renamed twice this year. EQ/Franklin Income was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was the former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/11/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (7)  Formerly known as EQ/Evergreen International Bond
   (8)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (9)  Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (10) Fund was renamed twice this year. EQ/Mutual Shares was the former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (11) Formerly known as EQ/PIMCO Real Return
   (12) Fund was renamed twice this year. EQ/Templeton Growth was the former name, until 05/01/09 name changed to EQ/AXA Templeton Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.
   (13) Formerly known as Multimanager High Yield

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

   ** Fund is only included on the list of Variable Investment Options included in the Account. Although available for sale on 12/14/2009, there were no purchases for 2009. With zero balance and no activity to report, the fund is excluded from all other sections of the financial statements.


   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the Variable Investment Options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly


                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


2. Significant Accounting Policies (Concluded)

   decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases         Sales
                                                ---------------- --------------
AIM V.I. Global Real Estate Fund.............    $       11,500   $          1
AIM V.I. Mid Cap Core Equity Fund............               639             --
All Asset Allocation.........................            10,372             --
American Century VP Mid Cap Value Fund.......               962             --
AXA Aggressive Allocation....................       827,633,849    425,582,655
AXA Balanced Strategy........................        93,934,204      1,532,645
AXA Conservative Allocation..................     1,068,101,425    592,240,487
AXA Conservative Growth Strategy.............        54,449,975        682,836
AXA Conservative Strategy....................        34,403,127        961,424
AXA Conservative-Plus Allocation.............       608,054,999    260,292,172
AXA Growth Strategy..........................       193,443,251      1,201,801
AXA Moderate Allocation......................     1,862,902,044    568,044,738
AXA Moderate Growth Strategy.................       213,049,789      1,479,748
AXA Moderate-Plus Allocation.................     2,156,059,258    818,337,399
AXA Tactical Manager 2000 I..................           288,181             17
AXA Tactical Manager 400 I...................           285,050             16
AXA Tactical Manager 500 I...................           470,758             46
AXA Tactical Manager International I.........           291,240             33
BlackRock Global Allocation V.I. Fund........           646,112             60
EQ/AllianceBernstein International...........        81,149,577    126,318,988
EQ/AllianceBernstein Small Cap Growth........        35,843,669     68,349,908
EQ/AXA Franklin Small Cap Value Core.........        42,646,092     35,825,984
EQ/BlackRock Basic Value Equity..............       154,382,959     85,083,582
EQ/BlackRock International Value.............       101,569,340    110,964,822
EQ/Boston Advisors Equity Income.............        50,841,010     44,094,042
EQ/Calvert Socially Responsible..............         5,297,639      6,584,919
EQ/Capital Guardian Growth...................        31,265,325     51,621,694
EQ/Capital Guardian Research.................        36,176,109    120,118,753
EQ/Common Stock Index........................       105,293,413    104,604,681
EQ/Core Bond Index...........................       316,236,169    210,557,701
EQ/Davis New York Venture....................        69,051,120     51,738,656
EQ/Equity 500 Index..........................       208,791,884    189,243,208
EQ/Equity Growth PLUS........................        80,464,522    198,075,126

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Continued)


                                                                         Purchases          Sales
                                                                      --------------- ----------------
EQ/Evergreen Omega.................................................    $140,479,865    $   42,856,157
EQ/Franklin Core Balanced..........................................     149,420,625        85,798,775
EQ/Franklin Templeton Allocation...................................     188,859,828       118,416,192
EQ/GAMCO Mergers and Acquisitions..................................      44,835,388        35,613,128
EQ/GAMCO Small Company Value.......................................     139,337,548        87,642,994
EQ/Global Bond PLUS................................................     132,136,069       132,560,198
EQ/Global Multi-Sector Equity......................................     288,986,049       205,759,921
EQ/Intermediate Government Bond Index..............................     192,123,547       211,047,891
EQ/International Core PLUS.........................................     137,831,904       101,550,775
EQ/International ETF...............................................         229,200                --
EQ/International Growth............................................      93,066,650        55,229,243
EQ/JPMorgan Value Opportunities....................................      33,617,574        45,271,797
EQ/Large Cap Core PLUS.............................................      24,916,207        27,944,906
EQ/Large Cap Growth Index..........................................      52,417,811        59,487,315
EQ/Large Cap Growth PLUS...........................................      42,057,750        45,545,690
EQ/Large Cap Value Index...........................................      37,886,637        21,067,317
EQ/Large Cap Value PLUS............................................      45,133,197       159,549,739
EQ/Lord Abbett Growth and Income...................................      30,018,610        24,592,686
EQ/Lord Abbett Large Cap Core......................................      77,043,305        38,224,379
EQ/Mid Cap Index...................................................      67,306,970        88,708,600
EQ/Mid Cap Value PLUS..............................................     927,976,673       137,363,969
EQ/Money Market....................................................     989,637,914     1,542,134,779
EQ/Montag & Caldwell Growth........................................      41,619,573        53,744,309
EQ/Mutual Large Cap Equity.........................................      24,306,265        40,620,705
EQ/Oppenheimer Global..............................................      63,333,943        29,207,234
EQ/Pimco Ultra Short Bond..........................................     871,177,721       404,726,743
EQ/Quality Bond PLUS...............................................     364,802,277       143,156,187
EQ/Small Company Index.............................................     163,555,307        83,872,199
EQ/T. Rowe Price Growth Stock......................................      98,917,590        34,987,024
EQ/Templeton Global Equity.........................................      27,604,276        35,042,226
EQ/UBS Growth and Income...........................................      15,925,260        15,093,847
EQ/Van Kampen Comstock.............................................      26,386,487        38,525,697
EQ/Van Kampen Mid Cap Growth.......................................     131,365,034        64,785,093
Fidelity(R) VIP Contrafund Portfolio...............................          17,562                 1
Fidelity(R) VIP Mid Cap Portfolio..................................           5,881                --
Fidelity(R) VIP Strategic Income Portfolio.........................          23,052                 2
Franklin Strategic Income Securities Fund..........................          46,290                12
Goldman Sachs VIT Mid Cap Value Fund...............................           2,514                --
Ivy Funds VIP Dividend Opportunities...............................          13,453                 1
Ivy Funds VIP Energy...............................................             479                --
Ivy Funds VIP Global Natural Resources.............................          73,582                 9
Ivy Funds VIP High Income..........................................          24,958                10
Ivy Funds VIP Mid Cap Growth.......................................          20,639                 1
Ivy Funds VIP Science and Technology...............................           1,980                 1
Ivy Funds VIP Small Cap Growth.....................................           3,288                --
Lazard Retirement Emerging Markets Equity Portfolio................          22,521                 1
MFS(R) International Value Portfolio...............................           2,520                --
Multimanager Aggressive Equity.....................................     300,922,995        36,737,063
Multimanager Core Bond.............................................     524,248,109       257,404,502
Multimanager International Equity..................................      82,428,471        80,841,969
Multimanager Large Cap Core Equity.................................      30,556,425        23,828,032
Multimanager Large Cap Growth......................................      21,282,231        33,871,213
Multimanager Large Cap Value.......................................      45,782,482        78,398,124
Multimanager Mid Cap Growth........................................      36,790,955        45,250,087
Multimanager Mid Cap Value.........................................      73,616,366        62,470,045
Multimanager Multi-Sector Bond.....................................     150,409,425       128,284,607
Multimanager Small Cap Growth......................................      52,462,052        38,906,464
Multimanager Small Cap Value.......................................      33,110,433        68,606,374
Multimanager Technology............................................     136,461,633        86,490,914
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio....           96,118                18

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Concluded)


                                                                         Purchases   Sales
                                                                        ----------- ------
PIMCO Variable Insurance Trust Real Return Strategy Portfolio........     $70,987    $ 5
PIMCO Variable Insurance Trust Total Return Portfolio................      78,179      6
ProFund VP Bear......................................................      11,047      2
ProFund VP Biotechnology.............................................       3,640      1
Target 2035 Allocation...............................................      35,007     --
Target 2045 Allocation...............................................      35,087     --
Templeton Developing Markets Securities Fund.........................      27,941      4
Templeton Global Bond Securities Fund................................      26,691      3
Van Eck Worldwide Hard Assets Fund...................................      10,006      2

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range for EQAT and VIP from a low of 0.07% to high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500 I, AXA Tactical Manager 400 I, AXA Tactical Manager 2000 I, AXA Tactical Manager International I, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


----------------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                           Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate                    EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B             7,932,043
Value -- Class B           $       9.40
Net Assets Before Merger   $ 74,538,275
Net Assets After Merger    $         --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            26,391,753
Value -- Class B           $       7.93
Net Assets Before Merger   $209,180,481
Net Assets After Merger    $         --
                           EQ/Van Kampen Real Estate
Shares -- Class B            63,532,140                                    142,251,793
Value -- Class B           $       5.48                                 $         7.74
Net Assets Before Merger   $347,961,699                                 $  469,149,515
Net Assets After Merger    $         --                                 $1,100,829,970
----------------------------------------------------------------------------------------------------------
September 11, 2009         EQ/AXA Rosenberg Value Long/Short           EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B            12,716,910
Value -- Class B           $       8.60
Net Assets Before Merger   $109,365,428
Net Assets After Merger    $         --
                           EQ/Short Duration Bond
Shares -- Class B            23,494,513                                   140,859,863
Value -- Class B           $       9.13                                $         9.95
Net Assets Before Merger   $214,412,117                                $1,077,407,382
Net Assets After Merger    $         --                                $1,401,184,927
----------------------------------------------------------------------------------------------------------
September 18, 2009         Multimanager Health Care                    Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
Shares -- Class B            28,056,156                                    15,487,843
Value -- Class B           $       9.02                                $        21.67
Net Assets Before Merger   $253,119,777                                $   82,475,855
Net Assets After Merger    $         --                                $  335,595,632
----------------------------------------------------------------------------------------------------------
September 18, 2009         EQ/Oppenheimer Main Street Opportunity      EQ/Common Stock Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             5,440,613                                    56,841,883
Value -- Class B           $       8.39                                $        13.55
Net Assets Before Merger   $ 45,659,985                                $  724,313,556
Net Assets After Merger    $         --                                $  769,973,541
----------------------------------------------------------------------------------------------------------


                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations (Concluded)


----------------------------------------------------------------------------------------------------------
September 18, 2009         Removed Portfolio                       Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Oppenheimer Main Street Small Cap
                           Index                                    EQ/Small Company Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             9,217,337                                53,685,152
Value -- Class B           $       8.91                            $         8.40
Net Assets Before Merger   $ 82,134,043                            $  368,998,628
Net Assets After Merger    $         --                            $  451,132,671
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond       EQ/Quality Bond PLUS
----------------------------------------------------------------------------------------------------------
Shares -- Class B            67,826,211                                64,244,370
Value -- Class B           $       3.99                            $         9.19
Net Assets Before Merger   $270,950,734                            $  319,272,226
Net Assets After Merger    $         --                            $  590,222,960
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Long Term Bond                       EQ/Core Bond Index
-------------------------- --------------------------------------- ------------------------
Shares -- Class B            11,533,864                               106,695,594
Value -- Class B           $      12.74                            $         9.62
Net Assets Before Merger   $146,995,303                            $  879,643,006
Net Assets After Merger    $         --                            $1,026,638,309
----------------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following:



                                                                               Asset-based                    Current     Maximum
                                                             Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                             Expense Risks       Charge          Charge        Charge     Charge
                                                            --------------- ---------------- -------------- ----------- ----------
Accumulator and Rollover IRA issued before
  May 1, 1997............................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued on or after May 1, 1997...............   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued on or after March 1, 2000.............   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator issued on or after April 1, 2002.............   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued on or after
  September 15, 2003.....................................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator 06, 07, 8.0, 9.0.............................   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Elite, Plus, Select..........................   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select II....................................   1.10%           0.35%            0.45%          1.90%       1.90%
Accumulator Select issued on or after
  April 1, 2002..........................................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Plus issued on or after April 1, 2002........   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued on or after
  September 15, 2003.....................................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator Plus 06, 07, 8.0, 9.0........................   0.95%           0.35%            0.25%          1.55%       1.55%
Accumulator Elite issued on or after
  September 15, 2003.....................................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Elite II.....................................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Elite 06, 07, 8.0, 9.0.......................   1.10%           0.30%            0.25%          1.65%       1.65%
Stylus...................................................   0.80%           0.30%            0.05%          1.15%       1.15%

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                             Asset-based                    Current     Maximum
                                           Mortality and   Administration   Distribution   Aggregate   Aggregate
                                           Expense Risks       Charge          Charge        Charge     Charge
                                          --------------- ---------------- -------------- ----------- ----------
Retirement Income for Life.............   0.75%           0.30%            0.20%          1.25%       1.25%
Retirement Income for Life (NY)........   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Advisor (1)................   0.50%             --               --           0.50%       0.50%
Accumulator Express....................   0.70%           0.25%              --           0.95%       0.95%
Retirement Cornerstone Series CP.......   0.95%           0.35%            0.25%          1.55%       1.55%
Retirement Cornerstone Series B........   0.80%           0.30%            0.20%          1.30%       1.30%
Retirement Cornerstone Series L........   1.10%           0.30%            0.25%          1.65%       1.65%
Retirement Cornerstone Series C........   1.10%           0.25%            0.35%          1.70%       1.70%

----------
(1) The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

The table below lists the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
               Charges                         is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee
Withdrawal charge                     At time of transaction
BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.
Protection Plus                       Annually on each
                                      contract date anniversary.
Guaranteed minimum death benefit
options:
  Annual ratchet to age 85            Annually on each
                                      contract date anniversary.



               Charges                                    Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                         Applied to an annuity
applicable taxes                                                                              payout option

Charge for Trust expenses             Varies by Portfolio                                     Unit value

Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser      Unit liquidation from
                                      of $30 or 2% of account value, thereafter $30           account value

Variable Immediate Annuity payout     $350 annuity administrative fee                         Unit liquidation from
option administrative fee                                                                     account value

Withdrawal charge                     Low - 0% in contract year 10 and thereafter.            Unit liquidation from
                                                                                              account value
                                      High - 8% in contract years 1 and 2. The charge is
                                      7% in contract years 3 and 4, and declines 1%
                                      each contract year until it reaches 0% in contract
                                      year 10.

                                      *Note - Depending on the contract and/or certain
                                      elections made under the contract, the
                                      withdrawal charge may or may not apply.

BaseBuilder benefit charge            0.30%                                                   Unit liquidation from
                                                                                              account value

Protection Plus                       Low - 0.20%                                             Unit liquidation from
                                                                                              account value
                                      High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85            Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                      benefit base                                            account value

                                      High - 0.30% of the Annual ratchet to age 85 benefit base

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                  When charge
                 Charges                          is deducted
                 -------                          -----------
  Greater of 4% roll up to age 85 Or     Annually on each
  Annual ratchet to age 85               contract date anniversary

  Greater of 5% rollup to age 85 or      Annually on each
  annual ratchet to age 85               contract date anniversary.

  6% rollup to age 80 or 70
  6% rollup to age 85                    Annually on each
                                         contract date anniversary.
  Greater of 6.5%, 6% or 3% rollup to    Annually on each
  age 85 or annual ratchet to age 85     contract date anniversary.

  Greater of 5% rollup to owner's age
  80 or Annual ratchet to owner's age
  80

Guaranteed Withdrawal Benefit for Life   Annually on each
Enhanced Death Benefit                   contract date anniversary

Earnings Enhancement Benefit             Annually on each
(additional death benefit)               contract date anniversary

Guaranteed Minimum Income Benefit        Annually on each
                                         contract date anniversary.

Guaranteed Principal Benefit             Annually on first 10
                                         contract date
                                         anniversaries

Guaranteed Withdrawal Benefit            Annually on each
                                         contract date anniversary

Net Loan Interest charge for Rollover    Netted against loan
                                         repayment

Retirement Income for Life Benefit       Annually on contract date
charge                                   anniversary

Guaranteed Withdrawal Benefit for Life   Annually on each
  (GWBL)                                 contract date anniversary

Death benefit under converted GWBL       Annually on each
                                         contract anniversary date



                 Charges                                     Amount deducted                         How deducted
---------------------------------------- ------------------------------------------------------ ----------------------
  Greater of 4% roll up to age 85 Or     1.00% of the greater of 4% roll-up to age 85 or
  Annual ratchet to age 85               Annual ratchet to age 85 benefit base (max to
                                         1.15%)

  Greater of 5% rollup to age 85 or      Low - 0.50% of the greater of 5% roll-up to age        Unit liquidation from
  annual ratchet to age 85               85 or annual ratchet to age 85 benefit base            account value

                                         High - 1.00% of 5% roll-up to age 85 or Annual
                                         ratchet to age 85 benefit base

  6% rollup to age 80 or 70              0.20% of 6% roll-up to age 80 (or 70) benefit base
  6% rollup to age 85                    Low - 0.35% of the 6% roll-up to age 85 benefit        Unit liquidation from
                                         base                                                   account value

                                         High - 0.45% of the 6% roll-up to age 85 benefit
                                         base

  Greater of 6.5%, 6% or 3% rollup to    Low - 0.45% of the 6% roll-up to age 85 benefit        Unit liquidation from
  age 85 or annual ratchet to age 85     base or the Annual ratchet to age 85 benefit base,     account value
                                         as applicable

                                         High - 0.80% of the 6.5%, 6% or 3% roll-up to
                                         age 85 benefit base or the Annual ratchet to age
                                         85 benefit base, as applicable

  Greater of 5% rollup to owner's age    Low - 0.80% (max 0.95%)
  80 or Annual ratchet to owner's age
  80
                                         High - 1.00% (max 1.15%)

Guaranteed Withdrawal Benefit for Life   0.30%                                                  Unit liquidation from
Enhanced Death Benefit                                                                          account value

Earnings Enhancement Benefit             0.35%                                                  Unit liquidation from
(additional death benefit)                                                                      account value

Guaranteed Minimum Income Benefit        Low - 0.45%                                            Unit liquidation from
                                                                                                account value
                                         High - 1.00% (max to 1.30%)

Guaranteed Principal Benefit             Low - 100% Guaranteed Principal Benefit -              Unit liquidation from
                                         0.50%                                                  account value

                                         High - 125% Guaranteed Principal Benefit -
                                         0.75%

Guaranteed Withdrawal Benefit            Low - 5% Withdrawal Option is 0.30%                    Unit liquidation from

                                         High - 7% Withdrawal Option is 0.50%                   account value

Net Loan Interest charge for Rollover    2.00%                                                  Unit liquidation from
                                                                                                account value

Retirement Income for Life Benefit       Low - 0.60% for Single life                            Unit liquidation from
charge                                      0.80% for Joint life                                account value

                                         High - 0.75% for Single life
                                            0.90% for Joint life

Guaranteed Withdrawal Benefit for Life   Low - 0.60% for Single life;                           Unit liquidation from
  (GWBL)                                    0.80% for Joint life                                account value

                                         High - 0.75% for Single life;
                                            0.95% for Joint life

Death benefit under converted GWBL       The GMDB charge in effect prior to conversion will     Unit liquidation from
                                         be deducted. Note - Charge will vary depending on      account value
                                         combination GMDB elections.

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Concluded)


                                          When charge
             Charges                      is deducted
--------------------------------- ---------------------------
Converted Guaranteed withdrawal   Upon initial conversion
benefit for life charge           and annually on each
                                  contract date anniversary
                                  thereafter



             Charges                                Amount deducted                       How deducted
--------------------------------- --------------------------------------------------- --------------------
Converted Guaranteed withdrawal   Single and Joint life - charge is equal to the      Unit liquidation of
benefit for life charge           percentage of Guaranteed minimum income benefit     account value
                                  base charge deducted as the Guaranteed minimum
                                  income benefit charge on the conversion effective
                                  date. Annual ratchets may increase the charge to a
                                  percentage equal to the maximum charge for the
                                  Guaranteed minimum income benefit.

8. Accumulation Unit Values



   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AIM V.I. Global Real Estate Fund
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.22                --                --          --           0.39%
         Highest contract charge 1.70% Class B (t)      $ 10.22                --                --          --           0.49%
         All contract charges                                --                 1       $        12          --
AIM V.I. Mid Cap Core Equity Fund
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.39                --                --          --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.38                --                --          --           0.78%
         All contract charges                                --                --       $         1          --
All Asset Allocation
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.18                --                --          --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.17                --                --          --           0.10%
         All contract charges                                --                --                --        0.75%
American Century VP Mid Cap Value Fund
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.51                --                --          --           1.55%
         Highest contract charge 1.70% Class B (t)      $ 10.50                --                --          --           1.45%
         All contract charges                                --                --       $         1        1.80%
AXA Aggressive Allocation
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.23                --                --          --           0.29%
         Highest contract charge 1.70% Class A (t)      $ 10.23                --                --          --           0.39%
         All contract charges                                --                 3       $        29          --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.92                --                --          --          26.71%
         Highest contract charge 1.90% Class B          $ 10.05                --                --          --          24.82%
         All contract charges                                --           264,282       $ 2,913,632        1.00%
  2008   Lowest contract charge 0.50% Class B           $  8.62                --                --          --        (39.51)%
         Highest contract charge 1.90% Class B          $  8.05                --                --          --        (40.33)%
         All contract charges                                --           249,764       $ 2,198,545        1.66%
  2007   Lowest contract charge 0.50% Class B           $ 14.25                --                --          --           5.63%
         Highest contract charge 1.90% Class B          $ 13.49                --                --          --           4.17%
         All contract charges                                             189,188       $ 2,787,372        3.04%
  2006   Lowest contract charge 0.50% Class B           $ 13.49                --                --          --          17.31%
         Highest contract charge 1.90% Class B          $ 12.95                --                --          --          15.46%
         All contract charges                                --           103,270       $ 1,472,607        3.07%            --
  2005   Lowest contract charge 0.50% Class B           $ 11.50                --                --          --           7.52%
         Highest contract charge 1.90% Class B          $ 11.22                --                --          --           6.01%
         All contract charges                                --            46,362       $   572,360        5.10%            --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Balanced Strategy
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.09             --                 --           --       (0.30)%
         Highest contract charge 1.70% Class B (s)        $ 10.09             --                 --           --       (0.20)%
         All contract charges                                  --          8,275        $    93,171         2.87%
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.40             --                 --           --         9.27%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         7.76%
         All contract charges                                  --        170,307        $ 1,893,018         2.38%
  2008   Lowest contract charge 0.50% Class B             $ 10.43             --                 --           --      (11.46)%
         Highest contract charge 1.90% Class B            $  9.73             --                 --           --      (12.74)%
         All contract charges                                  --        130,528        $ 1,340,728         6.68%
  2007   Lowest contract charge 0.50% Class B             $ 11.78             --                 --           --         5.27%
         Highest contract charge 1.90% Class B            $ 11.15             --                 --           --         3.82%
         All contract charges                                             43,687        $   512,686         4.38%
  2006   Lowest contract charge 0.50% Class B             $ 11.19             --                 --           --         5.84%
         Highest contract charge 1.90% Class B            $ 10.74             --                 --           --         4.35%
         All contract charges                                  --         27,021        $   304,681         4.30%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.57             --                 --           --         1.93%
         Highest contract charge 1.90% Class B            $ 10.29             --                 --           --         0.50%
         All contract charges                                  --         18,040        $   194,239         4.02%          --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.06             --                 --           --       (0.40)%
         Highest contract charge 1.70% Class B (s)        $ 10.05             --                 --           --       (0.40)%
         All contract charges                                  --          4,833        $    53,791         3.54%
AXA Conservative Strategy
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $  9.98             --                 --           --       (0.70)%
         Highest contract charge 1.70% Class B (s)        $  9.98             --                 --           --       (0.70)%
         All contract charges                                  --          3,109        $    33,065         4.46%
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.16             --                 --           --        13.83%
         Highest contract charge 1.90% Class B            $ 10.26             --                 --           --        12.28%
         All contract charges                                  --        152,280        $ 1,682,551         1.98%
  2008   Lowest contract charge 0.50% Class B             $  9.80             --                 --           --      (19.80)%
         Highest contract charge 1.90% Class B            $  9.14             --                 --           --      (21.00)%
         All contract charges                                  --        126,714        $ 1,241,651         3.99%
  2007   Lowest contract charge 0.50% Class B             $ 12.22             --                 --           --         4.98%
         Highest contract charge 1.90% Class B            $ 11.57             --                 --           --         3.49%
         All contract charges                                             83,083        $ 1,028,164         3.70%
  2006   Lowest contract charge 0.50% Class B             $ 11.64             --                 --           --         8.22%
         Highest contract charge 1.90% Class B            $ 11.18             --                 --           --         6.70%
         All contract charges                                  --         62,323        $   744,035         3.65%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.76             --                 --           --         2.73%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         1.29%
         All contract charges                                  --         40,493        $   451,307         4.68%          --
AXA Growth Strategy
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.16             --                 --           --         0.00%
         Highest contract charge 1.70% Class B (s)        $ 10.16             --                 --           --         0.00%
         All contract charges                                  --         16,690        $   196,220         1.94%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Moderate Allocation
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.10               --                --           --          (0.20)%
         Highest contract charge 1.70% Class A (t)      $ 10.09               --                --           --          (0.20)%
         All contract charges                                --                2       $        24         1.45%
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 55.12               --                --           --           16.43%
         Highest contract charge 1.90% Class B          $ 39.26               --                --           --           14.80%
         All contract charges                                --          509,246       $ 7,164,791         1.45%
  2008   Lowest contract charge 0.50% Class B           $ 47.34               --                --           --         (24.86)%
         Highest contract charge 1.90% Class B          $ 34.20               --                --           --         (25.91)%
         All contract charges                                --          438,140       $ 5,361,993         4.05%
  2007   Lowest contract charge 0.50% Class B           $ 63.00               --                --           --            5.74%
         Highest contract charge 1.90% Class B          $ 46.16               --                --           --            4.25%
         All contract charges                                            339,622       $ 5,580,780         3.49%
  2006   Lowest contract charge 0.50% Class B           $ 59.58               --                --           --            9.77%
         Highest contract charge 1.90% Class B          $ 44.28               --                --           --            8.23%
         All contract charges                                --          267,779       $ 4,210,726         3.03%             --
  2005   Lowest contract charge 0.50% Class B           $ 54.27               --                --           --            4.27%
         Highest contract charge 1.90% Class B          $ 40.92               --                --           --            2.81%
         All contract charges                                --          188,833       $ 2,886,531         2.93%             --
AXA Moderate Growth Strategy
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)       $ 10.13              --                --           --           (0.10)%
         Highest contract charge 1.70% Class B (s)      $ 10.12               --                --           --          (0.20)%
         All contract charges                                --           18,371       $   214,806         2.33%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --                --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --            0.10%
         All contract charges                                --               33       $       334         1.36%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 11.30               --                --           --           21.35%
         Highest contract charge 1.90% Class B          $ 10.39               --                --           --           19.61%
         All contract charges                                --          908,945       $10,483,044         1.36%
  2008   Lowest contract charge 0.50% Class B           $  9.31               --                --           --         (32.14)%
         Highest contract charge 1.90% Class B          $  8.69               --                --           --         (33.05)%
         All contract charges                                --          853,511       $ 8,197,686         2.40%
  2007   Lowest contract charge 0.50% Class B           $ 13.72               --                --           --            5.86%
         Highest contract charge 1.90% Class B          $ 12.98               --                --           --            4.34%
         All contract charges                                            689,233       $ 9,864,221         3.23%
  2006   Lowest contract charge 0.50% Class B           $ 12.96               --                --           --           13.93%
         Highest contract charge 1.90% Class B          $ 12.44               --                --           --           12.33%
         All contract charges                                --          450,637       $ 6,186,804         3.16%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.37               --                --           --            6.14%
         Highest contract charge 1.90% Class B          $ 11.07               --                --           --            4.65%
         All contract charges                                --          231,245       $ 2,819,241         5.28%             --
AXA Tactical Manager 2000 I
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.75               --                --           --            2.67%
         Highest contract charge 1.70% Class B (t)      $ 10.74               --                --           --            2.58%
         All contract charges                                --                7       $        78         0.01%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Tactical Manager 400 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.45              --                --           --           1.65%
         Highest contract charge 1.70% Class B (t)      $ 10.44              --                --           --           1.66%
         All contract charges                                --               7        $       75         0.01%
AXA Tactical Manager 500 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.23              --                --           --           0.00%
         Highest contract charge 1.70% Class B (t)      $ 10.23              --                --           --           0.00%
         All contract charges                                --              25        $      261         0.03%
AXA Tactical Manager International I
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.00              --                --           --         (0.20)%
         Highest contract charge 1.70% Class B (t)      $  9.99              --                --           --         (0.30)%
         All contract charges                                --               8        $       81         0.05%
BlackRock Global Allocation V.I. Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.13              --                --           --         (0.49)%
         Highest contract charge 1.70% Class B (t)      $ 10.13              --                --           --         (0.39)%
         All contract charges                                --              63        $      644         1.59%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.00              --                --           --         (0.10)%
         Highest contract charge 1.70% Class A (t)      $  9.99              --                --           --         (0.20)%
         All contract charges                                --              --                --         2.38%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.05              --                --           --          26.42%
         Highest contract charge 1.90% Class B          $ 11.40              --                --           --          24.68%
         All contract charges                                --          58,111        $  703,686         2.38%
  2008   Lowest contract charge 0.50% Class B           $ 11.11              --                --           --        (50.95)%
         Highest contract charge 1.90% Class B          $  9.14              --                --           --        (51.67)%
         All contract charges                                --          62,852        $  607,988         2.73%
  2007   Lowest contract charge 0.50% Class B           $ 22.65              --                --           --          11.14%
         Highest contract charge 1.90% Class B          $ 18.91              --                --           --           9.62%
         All contract charges                                            64,446        $1,284,350         1.43%
  2006   Lowest contract charge 0.50% Class B           $ 20.38              --                --           --          22.90%
         Highest contract charge 1.90% Class B          $ 17.25              --                --           --          21.18%
         All contract charges                                --          50,659        $  919,120         1.53%            --
  2005   Lowest contract charge 0.50% Class B           $ 16.58              --                --           --          14.72%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          13.11%
         All contract charges                                --          39,214        $  585,935         1.67%            --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.73              --                --           --           3.27%
         Highest contract charge 1.70% Class A (t)      $ 10.72              --                --           --           3.18%
         All contract charges                                --              --        $        2         0.02%
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 17.04              --                --           --          35.03%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          33.07%
         All contract charges                                --          25,519        $  342,139         0.02%
  2008   Lowest contract charge 0.50% Class B           $ 12.62              --                --           --        (44.94)%
         Highest contract charge 1.90% Class B          $ 10.70              --                --           --        (45.71)%
         All contract charges                                --          27,869        $  280,414           --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Small Cap Growth (Continued)
-------------------------------------------------
  2007   Lowest contract charge 0.50% Class B           $ 22.92               --               --            --          16.11%
         Highest contract charge 1.90% Class B          $ 19.71               --               --            --          14.46%
         All contract charges                                             28,246        $ 526,859            --
  2006   Lowest contract charge 0.50% Class B           $ 19.74               --               --            --           8.46%
         Highest contract charge 1.90% Class B          $ 17.22               --               --            --           6.94%
         All contract charges                                --           29,035        $ 479,583            --             --
  2005   Lowest contract charge 0.50% Class B           $ 18.20               --               --            --          10.95%
         Highest contract charge 1.90% Class B          $ 16.10               --               --            --           9.40%
         All contract charges                                --           28,133        $ 443,581            --             --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.57               --               --            --           1.44%
         Highest contract charge 1.70% Class A (t)      $ 10.57               --               --            --           1.54%
         All contract charges                                --               --               --          1.03%
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.34               --               --            --          27.51%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --            --          25.69%
         All contract charges                                --           12,629        $ 101,917          1.03%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.54                                                        (33.67)%
         Highest contract charge 1.90% Class B (c)      $  6.33                                                        (34.61)%
         All contract charges                                --           11,658        $  74,460          1.06%
  2007   Lowest contract charge 0.50% Class B (c)       $  9.86                                                         (9.12)%
         Highest contract charge 1.90% Class B (c)      $  9.68                                                        (10.37)%
         All contract charges                                              5,985        $  58,243          0.48%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.85               --               --            --           8.50%
         Highest contract charge 1.90% Class B (c)      $ 10.80               --               --            --           8.03%
         All contract charges                                --            1,481        $  16,022          0.54%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.36               --               --            --           0.68%
         Highest contract charge 1.70% Class A (t)      $ 10.36               --               --            --           0.68%
         All contract charges                                --               --        $       3          2.75%
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 21.64               --               --            --          29.60%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --          27.82%
         All contract charges                                --           52,534        $ 745,364          2.75%
  2008   Lowest contract charge 0.50% Class B           $ 16.70               --               --            --        (36.86)%
         Highest contract charge 1.90% Class B          $ 14.15               --               --            --        (37.77)%
         All contract charges                                --           46,485        $ 522,247          1.73%
  2007   Lowest contract charge 0.50% Class B           $ 26.45               --               --            --           0.69%
         Highest contract charge 1.90% Class B          $ 22.74               --               --            --         (0.74)%
         All contract charges                                             45,201        $ 829,334          1.08%
  2006   Lowest contract charge 0.50% Class B           $ 26.27               --               --            --          20.31%
         Highest contract charge 1.90% Class B          $ 22.91               --               --            --          18.62%
         All contract charges                                --           44,747        $ 846,668          2.90%            --
  2005   Lowest contract charge 0.50% Class B           $ 21.84               --               --            --           2.44%
         Highest contract charge 1.90% Class B          $ 19.32               --               --            --           1.00%
         All contract charges                                --           43,949        $ 723,084          1.38%            --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/BlackRock International Value
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.92                --                --           --         (0.40)%
         Highest contract charge 1.70% Class A (t)     $  9.92                --                --           --         (0.30)%
         All contract charges                               --                 1        $        8         2.07%
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 20.05                --                --           --          29.61%
         Highest contract charge 1.90% Class B         $ 16.76                --                --           --          27.81%
         All contract charges                               --            47,668        $  743,266         2.07%
  2008   Lowest contract charge 0.50% Class B          $ 15.47                --                --           --        (43.29)%
         Highest contract charge 1.90% Class B         $ 13.11                --                --           --        (44.09)%
         All contract charges                               --            48,585        $  592,816         2.19%
  2007   Lowest contract charge 0.50% Class B          $ 27.28                --                --           --           9.65%
         Highest contract charge 1.90% Class B         $ 23.45                --                --           --           8.06%
         All contract charges                                             52,311        $1,144,877         1.85%
  2006   Lowest contract charge 0.50% Class B          $ 24.88                --                --           --          25.06%
         Highest contract charge 1.90% Class B         $ 21.70                --                --           --          23.30%
         All contract charges                               --            51,776        $1,057,795         3.58%            --
  2005   Lowest contract charge 0.50% Class B          $ 19.90                --                --           --          10.28%
         Highest contract charge 1.90% Class B         $ 17.60                --                --           --           8.74%
         All contract charges                               --            44,488        $  754,971         1.84%           --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.15                --                --           --         (0.39)%
         Highest contract charge 1.70% Class A (t)     $ 10.14                --                --           --         (0.39)%
         All contract charges                               --                --                --         2.55%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.60                --                --           --          10.97%
         Highest contract charge 1.90% Class B         $  4.79                --                --           --           9.34%
         All contract charges                               --            43,320        $  182,082         2.55%
  2008   Lowest contract charge 0.50% Class B          $  5.05                --                --           --        (32.67)%
         Highest contract charge 1.90% Class B         $  4.38                --                --           --        (33.54)%
         All contract charges                               --            39,344        $  157,390         2.44%
  2007   Lowest contract charge 0.50% Class B          $  7.50                --                --           --           3.31%
         Highest contract charge 1.90% Class B         $  6.59                --                --           --           1.70%
         All contract charges                                             31,430        $  202,051         1.82%
  2006   Lowest contract charge 0.50% Class B          $  7.26                --                --           --          15.39%
         Highest contract charge 1.90% Class B         $  6.48                --                --           --          13.77%
         All contract charges                               --            30,079        $  198,213         2.39%            --
  2005   Lowest contract charge 0.50% Class B          $  6.30                --                --           --          5.62%
         Highest contract charge 1.90% Class B         $  5.69                --                --           --          4.14%
         All contract charges                               --            22,950        $  135,055         2.19%           --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.63                --                --           --         30.12%
         Highest contract charge 1.90% Class B         $  6.58                --                --           --         28.35%
         All contract charges                               --             5,534        $   45,654         0.24%
  2008   Lowest contract charge 0.50% Class B          $  5.86                --                --           --        (45.44)%
         Highest contract charge 1.90% Class B         $  5.13                --                --           --        (46.23)%
         All contract charges                               --             5,674        $   36,090         0.30%
  2007   Lowest contract charge 0.50% Class B          $ 10.74                --                --           --         11.53%
         Highest contract charge 1.90% Class B         $  9.54                --                --           --          9.91%
         All contract charges                                              5,341        $   62,358         0.23%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Calvert Socially Responsible (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.63                --                --           --          4.70%
         Highest contract charge 1.90% Class B         $  8.68                --                --           --          3.24%
         All contract charges                               --             5,169        $   54,129           --            --
  2005   Lowest contract charge 0.50% Class B          $  9.20                --                --           --          8.20%
         Highest contract charge 1.90% Class B         $  8.40                --                --           --          6.68%
         All contract charges                               --             4,883        $   47,467           --            --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.41                --                --           --          1.66%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.76%
         All contract charges                               --                --                --         0.33%
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.77                --                --           --         32.72%
         Highest contract charge 1.90% Class B         $  9.84                --                --           --         30.99%
         All contract charges                               --            33,199        $  327,423         0.33%
  2008   Lowest contract charge 0.50% Class B          $  8.87                --                --           --       (40.67)%
         Highest contract charge 1.90% Class B         $  7.51                --                --           --       (41.56)%
         All contract charges                               --            35,102        $  263,886         0.18%
  2007   Lowest contract charge 0.50% Class B          $ 14.95                --                --           --          4.91%
         Highest contract charge 1.90% Class B         $ 12.85                --                --           --          3.46%
         All contract charges                                             34,213        $  439,864           --
  2006   Lowest contract charge 0.50% Class B          $ 14.25                --                --           --          6.87%
         Highest contract charge 1.90% Class B         $ 12.42                --                --           --          5.37%
         All contract charges                               --            30,418        $  380,312         0.18%           --
  2005   Lowest contract charge 0.50% Class B          $ 13.33                --                --           --          4.58%
         Highest contract charge 1.90% Class B         $ 11.79                --                --           --          3.12%
         All contract charges                               --            23,591        $  283,809         0.21%           --
EQ/Capital Guardian Research
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.42                --                --           --          1.56%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.56%
         All contract charges                               --                --                --         1.14%
EQ/Capital Guardian Research (d)
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.09                --                --           --         30.79%
         Highest contract charge 1.90% Class B         $  9.53                --                --           --         29.02%
         All contract charges                               --            86,472        $  882,191         1.14%
  2008   Lowest contract charge 0.50% Class B          $  8.48                --                --           --       (39.94)%
         Highest contract charge 1.90% Class B         $  7.39                --                --           --       (40.83)%
         All contract charges                               --            96,287        $  757,787         0.91%
  2007   Lowest contract charge 0.50% Class B          $ 14.12                --                --           --          1.15%
         Highest contract charge 1.90% Class B         $ 12.49                --                --           --        (0.32)%
         All contract charges                                            113,240        $1,497,202         1.28%
  2006   Lowest contract charge 0.50% Class B          $ 13.96                --                --           --         11.50%
         Highest contract charge 1.90% Class B         $ 12.53                --                --           --          9.93%
         All contract charges                               --            56,224        $  739,096         0.56%           --
  2005   Lowest contract charge 0.50% Class B          $ 12.52                --                --           --          5.53%
         Highest contract charge 1.90% Class B         $ 11.40                --                --           --          4.05%
         All contract charges                               --            59,370        $  704,554         0.56%           --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Common Stock Index
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.32               --                --           --           0.39%
         Highest contract charge 1.70% Class A (t)     $  10.32               --                --           --           0.39%
         All contract charges                                --               --                --         1.80%
EQ/Common Stock Index (q)
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 256.03               --                --           --          27.69%
         Highest contract charge 1.90% Class B         $ 158.35               --                --           --          25.90%
         All contract charges                                --           41,528        $  776,118         1.80%
  2008   Lowest contract charge 0.50% Class B          $ 200.52               --                --           --        (44.08)%
         Highest contract charge 1.90% Class B         $ 125.78               --                --           --        (44.87)%
         All contract charges                                --           40,142        $  617,520         1.63%
  2007   Lowest contract charge 0.50% Class B          $ 358.57               --                --           --           2.96%
         Highest contract charge 1.90% Class B         $ 228.16               --                --           --           1.51%
         All contract charges                                             41,874        $1,221,553         0.97%
  2006   Lowest contract charge 0.50% Class B          $ 348.26               --                --           --          10.14%
         Highest contract charge 1.90% Class B         $ 224.77               --                --           --           8.59%
         All contract charges                                --           44,440        $1,355,393         1.20%            --
  2005   Lowest contract charge 0.50% Class B          $ 316.20               --                --           --           3.78%
         Highest contract charge 1.90% Class B         $ 206.99               --                --           --           2.33%
         All contract charges                                --           36,983        $1,277,968         0.84%            --
EQ/Core Bond Index (o)
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  14.70               --                --           --           2.17%
         Highest contract charge 1.90% Class B         $  12.40               --                --           --           0.76%
         All contract charges                                --           89,630        $1,013,962         2.61%
  2008   Lowest contract charge 0.50% Class B          $  14.39               --                --           --         (9.38)%
         Highest contract charge 1.90% Class B         $  12.31               --                --           --        (10.67)%
         All contract charges                                --           80,413        $  913,345         4.06%
  2007   Lowest contract charge 0.50% Class B          $  15.88               --                --           --           2.58%
         Highest contract charge 1.90% Class B         $  13.78               --                --           --           1.10%
         All contract charges                                             99,922        $1,271,392         4.32%
  2006   Lowest contract charge 0.50% Class B          $  15.48               --                --           --           3.54%
         Highest contract charge 1.90% Class B         $  13.63               --                --           --           2.09%
         All contract charges                                --           99,116        $1,260,924         4.37%            --
  2005   Lowest contract charge 0.50% Class B          $  14.95               --                --           --           1.71%
         Highest contract charge 1.90% Class B         $  13.35               --                --           --           0.28%
         All contract charges                                --           93,448        $1,190,350         3.56%            --
EQ/Davis New York Venture
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.28               --                --           --           1.48%
         Highest contract charge 1.70% Class A (t)     $  10.27               --                --           --           1.48%
         All contract charges                                --               --        $        7         1.73%
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $   8.96               --                --           --         32.03%
         Highest contract charge 1.90% Class B (c)     $   8.55               --                --           --         30.18%
         All contract charges                                --           39,080        $  338,925         1.73%
  2008   Lowest contract charge 0.50% Class B (c)      $   6.79               --                --           --       (39.54)%
         Highest contract charge 1.90% Class B (c)     $   6.57               --                --           --       (40.38)%
         All contract charges                                --           36,597        $  242,910         0.62%
  2007   Lowest contract charge 0.50% Class B (c)      $  11.23               --                --           --          3.22%
         Highest contract charge 1.90% Class B (c)     $  11.02               --                --           --          1.75%
         All contract charges                                             24,733        $  273,949         0.62%

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Davis New York Venture (Continued)
-------------------------------------
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.88               --                --         --             8.76%
         Highest contract charge 1.90% Class B (c)      $ 10.83               --                --         --             8.29%
         All contract charges                                --            5,631       $    61,054       0.75%              --
EQ/Equity 500 Index
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --                --         --             0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --                --         --             0.10%
         All contract charges                                --                3       $        34       1.96%
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 27.29               --                --         --            25.25%
         Highest contract charge 1.90% Class B          $ 21.81               --                --         --            23.48%
         All contract charges                                --           75,725       $ 1,151,603       1.96%
  2008   Lowest contract charge 0.50% Class B           $ 21.79               --                --         --          (37.64)%
         Highest contract charge 1.90% Class B          $ 17.66               --                --         --          (38.51)%
         All contract charges                                --           71,841       $   912,729       1.72%
  2007   Lowest contract charge 0.50% Class B           $ 34.94               --                --         --             4.42%
         Highest contract charge 1.90% Class B          $ 28.72               --                --         --             2.94%
         All contract charges                                             74,013       $ 1,576,822       1.31%
  2006   Lowest contract charge 0.50% Class B           $ 33.46               --                --         --            14.52%
         Highest contract charge 1.90% Class B          $ 27.90               --                --         --            12.91%
         All contract charges                                --           76,302       $ 1,640,567       1.54%              --
  2005   Lowest contract charge 0.50% Class B           $ 29.22               --                --         --             3.88%
         Highest contract charge 1.90% Class B          $ 24.71               --                --         --             2.42%
         All contract charges                                --           76,052       $ 1,537,157       1.35%              --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.75               --                --         --            27.15%
         Highest contract charge 1.90% Class B          $ 13.11               --                --         --            25.42%
         All contract charges                                --          108,738       $ 1,316,635       0.85%
  2008   Lowest contract charge 0.50% Class B           $ 11.60               --                --         --          (40.57)%
         Highest contract charge 1.90% Class B          $ 10.45               --                --         --          (41.46)%
         All contract charges                                --          118,651       $ 1,143,520       0.95%
  2007   Lowest contract charge 0.50% Class B           $ 19.52               --                --         --            13.49%
         Highest contract charge 1.90% Class B          $ 17.85               --                --         --            11.91%
         All contract charges                                            115,724       $ 1,909,092       0.18%
  2006   Lowest contract charge 0.50% Class B           $ 17.20               --                --         --             8.78%
         Highest contract charge 1.90% Class B          $ 15.95               --                --         --             7.25%
         All contract charges                                --          110,995       $ 1,644,626       0.73%              --
  2005   Lowest contract charge 0.50% Class B           $ 15.82               --                --         --            10.15%
         Highest contract charge 1.90% Class B          $ 14.88               --                --         --             8.61%
         All contract charges                                --           91,026       $ 1,281,504         --               --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.64               --                --         --            39.68%
         Highest contract charge 1.90% Class B          $  9.11               --                --         --            37.57%
         All contract charges                                --           25,747       $   295,437       0.19%
  2008   Lowest contract charge 0.50% Class B           $  7.62               --                --         --          (27.98)%
         Highest contract charge 1.90% Class B          $  6.62               --                --         --          (28.97)%
         All contract charges                                --           15,753       $   128,962       0.60%
  2007   Lowest contract charge 0.50% Class B           $ 10.58               --                --         --            10.79%
         Highest contract charge 1.90% Class B          $  9.32               --                --         --             9.26%
         All contract charges                                             15,374       $   176,492       0.00%

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Evergreen Omega (Continued)
-------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.55                --                --           --          5.34%
         Highest contract charge 1.90% Class B         $  8.53                --                --           --          3.86%
         All contract charges                               --            13,748        $  141,667         2.13%           --
  2005   Lowest contract charge 0.50% Class B          $  9.07                --                --           --          3.44%
         Highest contract charge 1.90% Class B         $  8.21                --                --           --          1.99%
         All contract charges                               --            15,270        $  147,725         0.04%           --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.29                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.28                --                --           --          0.19%
         All contract charges                               --                --                --         5.95%
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.36                --                --           --         29.97%
         Highest contract charge 1.90% Class B (c)     $  8.93                --                --           --         28.10%
         All contract charges                               --            65,970        $  596,850         5.95%
  2008   Lowest contract charge 0.50% Class B (c)      $  7.20                --                --           --       (32.20)%
         Highest contract charge 1.90% Class B (c)     $  6.97                --                --           --       (33.11)%
         All contract charges                               --            60,463        $  425,663         6.36%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.62                --                --           --          1.53%
         Highest contract charge 1.90% Class B (c)     $ 10.42                --                --           --          0.10%
         All contract charges                                             57,439        $  601,803         4.16%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.46                --                --           --          4.56%
         Highest contract charge 1.90% Class B (c)     $ 10.41                --                --           --          4.11%
         All contract charges                               --            12,757        $  132,983         2.34%           --
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.23                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.23                --                --           --          0.29%
         All contract charges                               --                --        $        2         2.46%
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (h)      $  7.68                --                --           --         27.78%
         Highest contract charge 1.90% Class B (h)     $  7.40                --                --           --         26.04%
         All contract charges                               --           179,402        $1,341,290         2.46%
  2008   Lowest contract charge 0.50% Class B (h)      $  6.01                --                --           --       (37.20)%
         Highest contract charge 1.90% Class B (h)     $  5.87                --                --           --       (38.08)%
         All contract charges                               --           168,583        $  996,068         5.08%
  2007   Lowest contract charge 0.50% Class B (h)      $  9.57                --                --           --        (4.30)%
         Highest contract charge 1.90% Class B (h)     $  9.48                --                --           --        (5.20)%
         All contract charges                                             83,451        $  793,251         2.63%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --                --           --          0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --                --           --          0.69%
         All contract charges                               --                --                --         0.00%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 12.08                --                --           --         16.01%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --                --           --         14.41%
         All contract charges                               --            11,998        $  137,992         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.41                --                --           --       (14.25)%
         Highest contract charge 1.90% Class B (a)     $  9.88                --                --           --       (15.48)%
         All contract charges                               --            11,081        $  111,017         0.50%

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/GAMCO Mergers and Acquisitions (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)       $ 12.14               --               --            --           2.97%
         Highest contract charge 1.90% Class B (a)      $ 11.69               --               --            --           1.48%
         All contract charges                                             11,173        $ 131,859          0.78%
  2006   Lowest contract charge 0.50% Class B (a)       $ 11.79               --               --            --          11.65%
         Highest contract charge 1.90% Class B (a)      $ 11.52               --               --            --          10.08%
         All contract charges                                --            7,462        $  86,530          6.34%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 10.56               --               --            --           5.64%
         Highest contract charge 1.90% Class B (a)      $ 10.46               --               --            --           4.65%
         All contract charges                                --            2,307        $  24,225          5.28%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.59               --               --            --           1.53%
         Highest contract charge 1.70% Class A (t)      $ 10.58               --               --            --           1.44%
         All contract charges                                --                2        $      23          0.44%
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 34.01               --               --            --          40.72%
         Highest contract charge 1.90% Class B          $ 25.11               --               --            --          38.78%
         All contract charges                                --           21,145        $ 619,879          0.44%
  2008   Lowest contract charge 0.50% Class B           $ 24.17               --               --            --        (30.98)%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --        (31.99)%
         All contract charges                                --           18,794        $ 392,717          0.61%
  2007   Lowest contract charge 0.50% Class B           $ 35.02               --               --            --           8.72%
         Highest contract charge 1.90% Class B          $ 26.60               --               --            --           7.21%
         All contract charges                                             15,674        $ 470,454          0.52%
  2006   Lowest contract charge 0.50% Class B           $ 32.21               --               --            --          18.24%
         Highest contract charge 1.90% Class B          $ 24.81               --               --            --          16.58%
         All contract charges                                --            8,969        $ 243,842          1.60%            --
  2005   Lowest contract charge 0.50% Class B           $ 27.24               --               --            --           3.80%
         Highest contract charge 1.90% Class B          $ 21.28               --               --            --           2.34%
         All contract charges                                --            5,611        $ 129,461          1.01%            --
EQ/Global Bond PLUS
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.85               --               --            --        ( 1.70)%
         Highest contract charge 1.70% Class A (t)      $  9.85               --               --            --        ( 1.70)%
         All contract charges                                --                2        $      15          0.80%
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $ 11.75               --               --            --           1.49%
         Highest contract charge 1.90% Class B (b)      $ 11.07               --               --            --           0.07%
         All contract charges                                --           36,747        $ 414,061          0.80%
  2008   Lowest contract charge 0.50% Class B (b)       $ 11.58               --               --            --           5.95%
         Highest contract charge 1.90% Class B (b)      $ 11.06               --               --            --           4.44%
         All contract charges                                --           36,828        $ 413,319         19.53%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.93               --               --            --           8.76%
         Highest contract charge 1.90% Class B (b)      $ 10.59               --               --            --           7.19%
         All contract charges                                             18,195        $ 194,602          3.41%
  2006   Lowest contract charge 0.50% Class B (b)       $ 10.05               --               --            --           2.90%
         Highest contract charge 1.90% Class B (b)      $  9.88               --               --            --           1.46%
         All contract charges                                --            8,137        $  80,817          0.43%            --
  2005   Lowest contract charge 0.50% Class B (b)       $  9.77               --               --            --         (2.31)%
         Highest contract charge 1.90% Class B (b)      $  9.74               --               --            --         (2.63)%
         All contract charges                                --              659        $   6,422            --             --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.16               --                --           --        (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --          0.00%
         All contract charges                                --                2        $       29         1.33%
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 18.29               --                --           --         49.30%
         Highest contract charge 1.90% Class B          $ 15.35               --                --           --         47.16%
         All contract charges                                --           58,787        $1,130,770         1.33%
  2008   Lowest contract charge 0.50% Class B           $ 12.25               --                --           --       (57.55)%
         Highest contract charge 1.90% Class B          $ 10.43               --                --           --       (58.15)%
         All contract charges                                --           53,574        $  696,118         0.15%
  2007   Lowest contract charge 0.50% Class B           $ 28.86               --                --           --         41.26%
         Highest contract charge 1.90% Class B          $ 24.92               --                --           --         39.30%
         All contract charges                                             53,185        $1,627,247         0.00%
  2006   Lowest contract charge 0.50% Class B           $ 20.43               --                --           --         36.37%
         Highest contract charge 1.90% Class B          $ 17.89               --                --           --         34.46%
         All contract charges                                --           47,631        $1,034,450         0.45%           --
  2005   Lowest contract charge 0.50% Class B           $ 14.98               --                --           --         32.12%
         Highest contract charge 1.90% Class B          $ 13.30               --                --           --         30.27%
         All contract charges                                --           38,941        $  606,208         0.63%           --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 23.11               --                --           --        (2.76)%
         Highest contract charge 1.90% Class B          $ 17.72               --                --           --        (4.11)%
         All contract charges                                --           26,434        $  369,725         1.00%
  2008   Lowest contract charge 0.50% Class B           $ 23.77               --                --           --          3.08%
         Highest contract charge 1.90% Class B          $ 18.48               --                --           --          1.59%
         All contract charges                                --           26,853        $  401,655         3.71%
  2007   Lowest contract charge 0.50% Class B           $ 23.06               --                --           --          6.32%
         Highest contract charge 1.90% Class B          $ 18.19               --                --           --          4.84%
         All contract charges                                             18,561        $  296,887         4.29%
  2006   Lowest contract charge 0.50% Class B           $ 21.69               --                --           --          2.61%
         Highest contract charge 1.90% Class B          $ 17.35               --                --           --          1.17%
         All contract charges                                --           18,923        $  295,751         3.88%           --
  2005   Lowest contract charge 0.50% Class B           $ 21.14               --                --           --          0.73%
         Highest contract charge 1.90% Class B          $ 17.15               --                --           --        (0.68)%
         All contract charges                                --           20,170        $  320,909         3.41%           --
EQ/International Core PLUS
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.07               --                --           --          0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.07               --                --           --          0.10%
         All contract charges                                --               --                 -         3.14%
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.14               --                --           --         34.62%
         Highest contract charge 1.90% Class B          $ 11.29               --                --           --         32.72%
         All contract charges                                --           59,216        $  769,256         3.14%
  2008   Lowest contract charge 0.50% Class B           $  9.76               --                --           --       (45.11)%
         Highest contract charge 1.90% Class B          $  8.51               --                --           --       (45.90)%
         All contract charges                                --           57,050        $  554,312         1.49%
  2007   Lowest contract charge 0.50% Class B           $ 17.78               --                --           --         14.64%
         Highest contract charge 1.90% Class B          $ 15.73               --                --           --         13.08%
         All contract charges                                             57,566        $1,024,304         0.39%

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/International Core PLUS (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 15.51               --               --            --          18.65%
         Highest contract charge 1.90% Class B          $ 13.91               --               --            --          16.99%
         All contract charges                                --           62,676        $ 973,881          1.38%            --
  2005   Lowest contract charge 0.50% Class B           $ 13.07               --               --            --          16.51%
         Highest contract charge 1.90% Class B          $ 11.89               --               --            --          14.91%
         All contract charges                                --           56,000        $ 728,289          1.54%            --
EQ/International Growth
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.18               --               --            --           0.30%
         Highest contract charge 1.70% Class A (t)      $ 10.18               --               --            --           0.39%
         All contract charges                                --               --        $       3          1.27%
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)       $ 13.56               --               --            --          36.59%
         Highest contract charge 1.90% Class B (a)      $ 12.70               --               --            --          34.63%
         All contract charges                                --           25,119        $ 272,003          1.27%
  2008   Lowest contract charge 0.50% Class B (a)       $  9.93               --               --            --        (40.61)%
         Highest contract charge 1.90% Class B (a)      $  9.43               --               --            --        (41.43)%
         All contract charges                                --           20,631        $ 168,007          0.99%
  2007   Lowest contract charge 0.50% Class B (a)       $ 16.72               --               --            --          15.63%
         Highest contract charge 1.90% Class B (a)      $ 16.10               --               --            --          14.02%
         All contract charges                                             16,401        $ 237,725          0.72%
  2006   Lowest contract charge 0.50% Class B (a)       $ 14.46               --               --            --          25.01%
         Highest contract charge 1.90% Class B (a)      $ 14.12               --               --            --          23.26%
         All contract charges                                --            6,096        $  83,819          1.21%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 11.56               --               --            --          15.64%
         Highest contract charge 1.90% Class B (a)      $ 11.46               --               --            --          14.56%
         All contract charges                                --            1,394        $  16,015          2.07%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --               --            --           0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --               --            --           0.10%
         All contract charges                                --               --               --          1.48%
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.54               --               --            --          31.69%
         Highest contract charge 1.90% Class B          $ 11.31               --               --            --          29.73%
         All contract charges                                --           22,028        $ 258,292          1.48%
  2008   Lowest contract charge 0.50% Class B           $ 10.28               --               --            --        (40.09)%
         Highest contract charge 1.90% Class B          $  8.72               --               --            --        (40.88)%
         All contract charges                                --           23,322        $ 210,531          1.78%
  2007   Lowest contract charge 0.50% Class B           $ 17.16               --               --            --         (1.72)%
         Highest contract charge 1.90% Class B          $ 14.75               --               --            --         (3.09)%
         All contract charges                                             27,538        $ 419,788          1.32%
  2006   Lowest contract charge 0.50% Class B           $ 17.46               --               --            --          19.78%
         Highest contract charge 1.90% Class B          $ 15.22               --               --            --          18.10%
         All contract charges                                --           31,332        $ 492,862          4.27%            --
  2005   Lowest contract charge 0.50% Class B           $ 14.58               --               --            --           3.41%
         Highest contract charge 1.90% Class B          $ 12.89               --               --            --           1.95%
         All contract charges                                --           35,102        $ 468,128          1.50%            --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Core PLUS
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.18                --               --            --          25.95%
         Highest contract charge 1.90% Class B         $  7.86                --               --            --          24.11%
         All contract charges                               --            17,342        $ 153,764          4.38%
  2008   Lowest contract charge 0.50% Class B          $  7.29                --               --            --        (37.75)%
         Highest contract charge 1.90% Class B         $  6.33                --               --            --        (38.60)%
         All contract charges                               --            18,391        $ 129,337          0.34%
  2007   Lowest contract charge 0.50% Class B          $ 11.71                --               --            --           3.35%
         Highest contract charge 1.90% Class B         $ 10.31                --               --            --           1.88%
         All contract charges                                             21,585        $ 243,826          1.14%
  2006   Lowest contract charge 0.50% Class B          $ 11.33                --               --            --          12.38%
         Highest contract charge 1.90% Class B         $ 10.12                --               --            --          10.80%
         All contract charges                               --            26,152        $ 286,441          0.84%            --
  2005   Lowest contract charge 0.50% Class B          $ 10.08                --               --            --           6.66%
         Highest contract charge 1.90% Class B         $  9.13                --               --            --           5.16%
         All contract charges                               --            30,163        $ 294,159          0.49%            --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.39                --               --            --           0.97%
         Highest contract charge 1.70% Class A (t)     $ 10.38                --               --            --           0.97%
         All contract charges                               --                --               --          2.14%
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.28                --               --            --          35.53%
         Highest contract charge 1.90% Class B         $  6.26                --               --            --          33.67%
         All contract charges                               --            39,652        $ 317,224          2.14%
  2008   Lowest contract charge 0.50% Class B          $  5.37                --               --            --        (36.60)%
         Highest contract charge 1.90% Class B         $  4.68                --               --            --        (37.52)%
         All contract charges                               --            41,922        $ 248,887          0.14%
  2007   Lowest contract charge 0.50% Class B          $  8.47                --               --            --          13.39%
         Highest contract charge 1.90% Class B         $  7.49                --               --            --          11.79%
         All contract charges                                             45,255        $ 411,124            --
  2006   Lowest contract charge 0.50% Class B          $  7.47                --               --            --         (1.04)%
         Highest contract charge 1.90% Class B         $  6.70                --               --            --         (2.43)%
         All contract charges                               --            49,049        $ 384,363            --             --
  2005   Lowest contract charge 0.50% Class B          $  7.55                --               --            --          14.36%
         Highest contract charge 1.90% Class B         $  6.86                --               --            --          12.75%
         All contract charges                               --            53,599        $ 409,334            --             --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.28                --               --            --           0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.27                --               --            --           0.59%
         All contract charges                               --                --               --          1.31%
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 15.55                --               --            --          34.19%
         Highest contract charge 1.90% Class B         $ 13.00                --               --            --          32.35%
         All contract charges                               --            19,454        $ 252,641          1.31%
  2008   Lowest contract charge 0.50% Class B          $ 11.59                --               --            --        (38.55)%
         Highest contract charge 1.90% Class B         $  9.82                --               --            --        (39.42)%
         All contract charges                               --            19,719        $ 193,193          0.11%
  2007   Lowest contract charge 0.50% Class B          $ 18.86                --               --            --          15.07%
         Highest contract charge 1.90% Class B         $ 16.21                --               --            --          13.36%
         All contract charges                                             22,503        $ 363,276          0.41%

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Growth PLUS (Continued)
------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 16.39               --                 --         --            7.24%
         Highest contract charge 1.90% Class B          $ 14.30               --                 --         --            5.74%
         All contract charges                                --           18,659        $   269,728         --              --
  2005   Lowest contract charge 0.50% Class B           $ 15.29               --                 --         --            8.48%
         Highest contract charge 1.90% Class B          $ 13.52               --                 --         --            6.96%
         All contract charges                                --           19,808        $   272,973         --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --          (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.24               --                 --         --            0.00%
         All contract charges                                --               --                 --       9.15%
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $  5.42               --                 --         --           18.55%
         Highest contract charge 1.90% Class B (b)      $  5.10               --                 --         --           17.01%
         All contract charges                                --           19,764        $   102,573       9.15%
  2008   Lowest contract charge 0.50% Class B (b)       $  4.57               --                 --         --         (56.93)%
         Highest contract charge 1.90% Class B (b)      $  4.36               --                 --         --         (57.59)%
         All contract charges                                --           16,998        $    75,141       1.37%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.61                                                         (6.35)%
         Highest contract charge 1.90% Class B (b)      $ 10.28                                                         (7.72)%
         All contract charges                                             17,409        $   180,500       0.00%
  2006   Lowest contract charge 0.50% Class B (b)       $ 11.33               --                 --         --            6.30%
         Highest contract charge 1.90% Class B (b)      $ 11.14               --                 --         --            4.81%
         All contract charges                                --           15,831        $   177,206       0.05%             --
  2005   Lowest contract charge 0.50% Class B (b)       $ 10.66               --                 --         --            6.62%
         Highest contract charge 1.90% Class B (b)      $ 10.63               --                 --         --            6.26%
         All contract charges                                --            2,464        $    26,219       0.13%             --
EQ/Large Cap Value PLUS
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.23               --                 --         --          (0.10)%
         All contract charges                                --               --                  -       2.14%
EQ/Large Cap Value PLUS (g)
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 12.44               --                 --         --           19.87%
         Highest contract charge 1.90% Class B          $ 10.50               --                 --         --           18.20%
         All contract charges                                --          114,911        $ 1,181,003       2.14%
  2008   Lowest contract charge 0.50% Class B           $ 10.38               --                 --         --         (43.62)%
         Highest contract charge 1.90% Class B          $  8.88               --                 --         --         (44.43)%
         All contract charges                                --          128,632        $ 1,114,977       2.84%
  2007   Lowest contract charge 0.50% Class B           $ 18.41               --                 --         --          (5.05)%
         Highest contract charge 1.90% Class B          $ 15.98               --                 --         --          (6.39)%
         All contract charges                                            150,945        $ 2,349,958       1.61%
  2006   Lowest contract charge 0.50% Class B           $ 19.39               --                 --         --           20.78%
         Highest contract charge 1.90% Class B          $ 17.07               --                 --         --           19.09%
         All contract charges                                --          110,933        $ 1,850,638       1.64%             --
  2005   Lowest contract charge 0.50% Class B           $ 16.05               --                 --         --            4.91%
         Highest contract charge 1.90% Class B          $ 14.33               --                 --         --            3.44%
         All contract charges                                --          101,618        $ 1,439,640       1.18%             --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.49               --                --           --           17.49%
         Highest contract charge 1.90% Class B (a)     $  8.89               --                --           --           15.84%
         All contract charges                               --           12,954        $  117,413         0.74%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.08               --                --           --         (36.88)%
         Highest contract charge 1.90% Class B (a)     $  7.67               --                --           --         (37.74)%
         All contract charges                               --           12,007        $   93,540         1.55%
  2007   Lowest contract charge 0.50% Class B (a)      $ 12.80               --                --           --            2.98%
         Highest contract charge 1.90% Class B (a)     $ 12.32               --                --           --            1.48%
         All contract charges                                            11,815        $  147,275         1.13%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.43               --                --           --           16.63%
         Highest contract charge 1.90% Class B (a)     $ 12.14               --                --           --           14.99%
         All contract charges                               --           11,071        $  135,386         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.66               --                --           --            6.59%
         Highest contract charge 1.90% Class B (a)     $ 10.56               --                --           --            5.59%
         All contract charges                               --            3,072        $   32,532         1.42%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.25               --                --           --           24.86%
         Highest contract charge 1.90% Class B (a)     $ 10.53               --                --           --           23.16%
         All contract charges                               --           14,412        $  154,971         0.68%
  2008   Lowest contract charge 0.50% Class B (a)      $  9.01               --                --           --         (31.27)%
         Highest contract charge 1.90% Class B (a)     $  8.55               --                --           --         (32.30)%
         All contract charges                               --            9,794        $   85,138         1.16%
  2007   Lowest contract charge 0.50% Class B (a)      $ 13.11               --                --           --           10.08%
         Highest contract charge 1.90% Class B (a)     $ 12.63               --                --           --            8.60%
         All contract charges                                             6,105        $   78,014         0.80%
  2006   Lowest contract charge 0.50% Class B (a)      $ 11.91               --                --           --           12.13%
         Highest contract charge 1.90% Class B (a)     $ 11.63               --                --           --           10.56%
         All contract charges                               --            4,229        $   49,544         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.62               --                --           --            6.21%
         Highest contract charge 1.90% Class B (a)     $ 10.52               --                --           --            5.22%
         All contract charges                               --            2,022        $   21,339         0.84%             --
EQ/Mid Cap Index
----------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.51               --                --           --            1.45%
         Highest contract charge 1.70% Class A (t)     $ 10.50               --                --           --            1.45%
         All contract charges                               --               --                --         1.09%
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.99               --                --           --           35.67%
         Highest contract charge 1.90% Class B         $  8.75               --                --           --           33.76%
         All contract charges                               --           65,727        $  652,650         1.09%
  2008   Lowest contract charge 0.50% Class B          $  7.36               --                --           --         (49.55)%
         Highest contract charge 1.90% Class B         $  6.54               --                --           --         (50.27)%
         All contract charges                               --           67,946        $  500,886         0.89%
  2007   Lowest contract charge 0.50% Class B          $ 14.59               --                --           --            7.44%
         Highest contract charge 1.90% Class B         $ 13.15               --                --           --            5.96%
         All contract charges                                            70,501        $1,035,525         0.00%
  2006   Lowest contract charge 0.50% Class B          $ 13.58               --                --           --           10.97%
         Highest contract charge 1.90% Class B         $ 12.41               --                --           --            9.41%
         All contract charges                               --           72,246        $  989,519         3.28%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Mid Cap Index (Continued)
----------------------------
  2005   Lowest contract charge 0.50% Class B           $ 12.23               --                 --         --            5.84%
         Highest contract charge 1.90% Class B          $ 11.35               --                 --         --            4.35%
         All contract charges                                --           70,729        $   867,602       7.65%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.51               --                 --         --            1.06%
         Highest contract charge 1.70% Class A (t)      $ 10.50               --                 --         --            1.06%
         All contract charges                                --               --                 --       1.69%
EQ/Mid Cap Value PLUS (i) (j) (k)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 15.18               --                 --         --           35.14%
         Highest contract charge 1.90% Class B          $ 12.68               --                 --         --           33.22%
         All contract charges                                --           88,122        $ 1,102,630       1.69%
  2008   Lowest contract charge 0.50% Class B           $ 11.23               --                 --         --         (39.85)%
         Highest contract charge 1.90% Class B          $  9.52               --                 --         --         (40.69)%
         All contract charges                                --           41,940        $   400,022       1.38%
  2007   Lowest contract charge 0.50% Class B           $ 18.67               --                 --         --          (2.10)%
         Highest contract charge 1.90% Class B          $ 16.05               --                 --         --          (3.49)%
         All contract charges                                             50,595        $   811,824       0.97%
  2006   Lowest contract charge 0.50% Class B           $ 19.07               --                 --         --           11.92%
         Highest contract charge 1.90% Class B          $ 16.63               --                 --         --           10.35%
         All contract charges                                --           57,023        $   948,678       0.31%             --
  2005   Lowest contract charge 0.50% Class B           $ 17.04               --                 --         --           10.77%
         Highest contract charge 1.90% Class B          $ 15.07               --                 --         --            9.21%
         All contract charges                                --           54,946        $   832,305       4.89%             --
EQ/Money Market
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.99               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $  9.98               --                 --         --          (0.10)%
         All contract charges                                --               22        $       215       0.00%
EQ/Money Market
---------------
         Unit Value 0.00% to 1.90%*
  2009   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --          (0.01)%
         Highest contract charge 1.90% Class B          $ 25.74               --                 --         --          (1.90)%
         All contract charges                                --           60,968        $   941,402         --
  2008   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --            2.11%
         Highest contract charge 1.90% Class B          $ 26.24               --                 --         --            0.15%
         All contract charges                                --           90,924        $ 1,493,712       1.93%
  2007   Lowest contract charge 0.00% Class B           $ 43.51               --                 --         --            4.72%
         Highest contract charge 1.90% Class B          $ 26.20               --                 --         --            2.70%
         All contract charges                                             45,468        $   851,459       4.59%
  2006   Lowest contract charge 0.00% Class B           $ 41.55               --                 --         --            4.48%
         Highest contract charge 1.90% Class B          $ 25.51               --                 --         --            2.51%
         All contract charges                                --           33,332        $   612,694       4.41%             --
  2005   Lowest contract charge 0.00% Class B           $ 39.77               --                 --         --            2.62%
         Highest contract charge 1.90% Class B          $ 24.88               --                 --         --            0.68%
         All contract charges                                --           24,414        $   483,274       2.57%             --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.28               --                 --         --            0.98%
         Highest contract charge 1.70% Class A (t)      $ 10.27               --                 --         --            0.98%
         All contract charges                                --                1        $         6       0.38%

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.45                --               --           --           29.18%
         Highest contract charge 1.90% Class B         $  4.66                --               --           --           27.29%
         All contract charges                               --            41,296        $ 172,778         0.38%
  2008   Lowest contract charge 0.50% Class B          $  4.22                --               --           --         (33.23)%
         Highest contract charge 1.90% Class B         $  3.66                --               --           --         (34.17)%
         All contract charges                               --            43,561        $ 143,894         0.26%
  2007   Lowest contract charge 0.50% Class B          $  6.32                --               --           --           20.15%
         Highest contract charge 1.90% Class B         $  5.56                --               --           --           18.55%
         All contract charges                                             18,657        $ 100,498         0.37%
  2006   Lowest contract charge 0.50% Class B          $  5.26                --               --           --            7.41%
         Highest contract charge 1.90% Class B         $  4.69                --               --           --            5.90%
         All contract charges                               --             6,440        $  30,006         0.21%             --
  2005   Lowest contract charge 0.50% Class B          $  4.90                --               --           --            4.88%
         Highest contract charge 1.90% Class B         $  4.43                --               --           --            3.41%
         All contract charges                               --             4,693        $  21,467         0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.24                --               --           --            0.49%
         Highest contract charge 1.70% Class A (t)     $ 10.24                --               --           --            0.49%
         All contract charges                               --                --               --         0.18%
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  8.33                --               --           --           24.48%
         Highest contract charge 1.90% Class B (c)     $  7.95                --               --           --           22.81%
         All contract charges                               --            29,595        $ 238,330         0.18%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.69                --               --           --         (38.40)%
         Highest contract charge 1.90% Class B (c)     $  6.47                --               --           --         (39.31)%
         All contract charges                               --            31,398        $ 205,168         3.61%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.86                --               --           --            1.12%
         Highest contract charge 1.90% Class B (c)     $ 10.66                --               --           --          (0.28)%
         All contract charges                                             32,835        $ 351,879         0.00%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.74                --               --           --            7.38%
         Highest contract charge 1.90% Class B (c)     $ 10.69                --               --           --            6.92%
         All contract charges                               --             7,714        $  82,586         0.39%             --
EQ/Oppenheimer Global
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --               --           --            0.00%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --               --           --            0.00%
         All contract charges                               --                 1        $       7         0.66%
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.51                --               --           --           37.88%
         Highest contract charge 1.90% Class B (c)     $  9.08                --               --           --           35.88%
         All contract charges                               --            17,703        $ 162,900         0.66%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.90                --               --           --         (41.03)%
         Highest contract charge 1.90% Class B (c)     $  6.68                --               --           --         (41.81)%
         All contract charges                               --            13,246        $  89,280         1.29%
  2007   Lowest contract charge 0.50% Class B (c)      $ 11.70                --               --           --            5.22%
         Highest contract charge 1.90% Class B (c)     $ 11.48                --               --           --            3.70%
         All contract charges                                              9,648        $ 111,407         0.39%
  2006   Lowest contract charge 0.50% Class B (c)      $ 11.12                --               --           --           11.23%
         Highest contract charge 1.90% Class B (c)     $ 11.07                --               --           --           10.75%
         All contract charges                               --             1,756        $  19,483         0.07%             --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.99                --                --          --          (0.10)%
         Highest contract charge 1.70% Class A (t)     $  9.98                --                --          --          (0.10)%
         All contract charges                               --                 9                90        1.17%
EQ/PIMCO Ultra Short Bond (l) (m)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.36                --                --          --            7.45%
         Highest contract charge 1.90% Class B (a)     $ 10.63                --                --          --            5.99%
         All contract charges                               --           132,946       $ 1,414,881        1.17%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.57                --                --          --          (4.52)%
         Highest contract charge 1.90% Class B (a)     $ 10.03                --                --          --          (5.91)%
         All contract charges                               --            91,323       $   917,805        3.21%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.07                --                --          --           10.92%
         Highest contract charge 1.90% Class B (a)     $ 10.66                --                --          --            9.33%
         All contract charges                                             45,578       $   486,803        3.07%
  2006   Lowest contract charge 0.50% Class B (a)      $  9.98                --                --          --          (0.11)%
         Highest contract charge 1.90% Class B (a)     $  9.75                --                --          --          (1.51)%
         All contract charges                               --            31,108       $   304,380        4.98%             --
  2005   Lowest contract charge 0.50% Class B (a)      $  9.99                --                --          --          (0.09)%
         Highest contract charge 1.90% Class B (a)     $  9.90                --                --          --          (1.02)%
         All contract charges                               --            15,284       $   151,723        5.31%             --
EQ/Quality Bond PLUS (p)
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 18.73                --                --          --            5.54%
         Highest contract charge 1.90% Class B         $ 14.88                --                --          --            4.06%
         All contract charges                               --            44,906       $   558,182        3.96%
  2008   Lowest contract charge 0.50% Class B          $ 17.75                --                --          --          (7.02)%
         Highest contract charge 1.90% Class B         $ 14.30                --                --          --          (8.33)%
         All contract charges                               --            26,466       $   326,277        5.04%
  2007   Lowest contract charge 0.50% Class B          $ 19.09                --                --          --            4.03%
         Highest contract charge 1.90% Class B         $ 15.60                --                --          --            2.56%
         All contract charges                                             28,944       $   393,130        4.95%
  2006   Lowest contract charge 0.50% Class B          $ 18.35                --                --          --            3.30%
         Highest contract charge 1.90% Class B         $ 15.21                --                --          --            1.85%
         All contract charges                               --            27,600       $   371,451        4.04%             --
  2005   Lowest contract charge 0.50% Class B          $ 17.77                --                --          --            1.49%
         Highest contract charge 1.90% Class B         $ 14.94                --                --          --            0.07%
         All contract charges                               --            25,641       $   349,668        3.92%             --
EQ/Small Company Index
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.76                --                --          --            2.57%
         Highest contract charge 1.70% Class A (t)     $ 10.76                --                --          --            2.57%
         All contract charges                               --                 1       $        11        1.55%
EQ/Small Company Index (r)
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 14.88                --                --          --           25.54%
         Highest contract charge 1.90% Class B         $ 12.55                --                --          --           23.76%
         All contract charges                               --            36,011       $   440,098        1.55%
  2008   Lowest contract charge 0.50% Class B          $ 11.85                --                --          --         (34.49)%
         Highest contract charge 1.90% Class B         $ 10.14                --                --          --         (35.41)%
         All contract charges                               --            28,477       $   282,432        0.85%
  2007   Lowest contract charge 0.50% Class B          $ 18.09                --                --          --          (2.32)%
         Highest contract charge 1.90% Class B         $ 15.70                --                --          --          (3.68)%
         All contract charges                                             28,985       $   444,440        1.31%

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Small Company Index (r) (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 18.52               --               --           --           17.12%
         Highest contract charge 1.90% Class B          $ 16.30               --               --           --           15.48%
         All contract charges                                --           29,757        $ 475,296         1.32%             --
  2005   Lowest contract charge 0.50% Class B           $ 15.81               --               --           --            3.74%
         Highest contract charge 1.90% Class B          $ 14.12               --               --           --            2.28%
         All contract charges                                --           26,002        $ 364,087         1.15%             --
EQ/T. Rowe Price Growth Stock
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.35               --               --           --            1.67%
         Highest contract charge 1.70% Class A (t)      $ 10.34               --               --           --            1.57%
         All contract charges                                --                3        $      38           --
EQ/T. Rowe Price Growth Stock (e)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 16.84               --               --           --           41.96%
         Highest contract charge 1.90% Class B          $ 12.43               --               --           --           39.94%
         All contract charges                                --           27,386        $ 313,026           --
  2008   Lowest contract charge 0.50% Class B           $ 11.86               --               --           --         (42.51)%
         Highest contract charge 1.90% Class B          $  8.88               --               --           --         (43.33)%
         All contract charges                                --           19,024        $ 167,244           --
  2007   Lowest contract charge 0.50% Class B           $ 20.63               --               --           --            6.67%
         Highest contract charge 1.90% Class B          $ 15.67               --               --           --            5.24%
         All contract charges                                             17,951        $ 291,072         0.13%
  2006   Lowest contract charge 0.50% Class B           $ 19.34               --               --           --          (4.49)%
         Highest contract charge 1.90% Class B          $ 14.89               --               --           --          (5.83)%
         All contract charges                                --            3,277        $  51,291           --              --
  2005   Lowest contract charge 0.50% Class B           $ 20.25               --               --           --            3.47%
         Highest contract charge 1.90% Class B          $ 15.82               --               --           --            2.02%
         Unit Value 0.50% to 1.90%*                          --            2,742        $  47,015           --              --
EQ/Templeton Global Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --               --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.17               --               --           --            0.10%
         All contract charges                                --               --        $       3         1.50%
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.35               --               --           --           29.41%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --           --           27.63%
         All contract charges                                --           22,755        $ 183,693         1.50%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.45               --               --           --         (41.15)%
         Highest contract charge 1.90% Class B (c)      $  6.24               --               --           --         (41.95)%
         All contract charges                                --           23,768        $ 149,788         1.56%
  2007   Lowest contract charge 0.50% Class B (c)       $ 10.96               --               --           --            1.58%
         Highest contract charge 1.90% Class B (c)      $ 10.75               --               --           --            0.09%
         All contract charges                                             26,167        $ 282,910         0.63%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.79               --               --           --            7.86%
         Highest contract charge 1.90% Class B (c)      $ 10.74               --               --           --            7.39%
         All contract charges                                --            6,220        $  66,882         0.46%             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $  5.30               --               --           --           31.90%
         Highest contract charge 1.90% Class B          $  4.53               --               --           --           29.83%
         All contract charges                                --           16,033        $  63,781         0.85%

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/UBS Growth and Income (Continued)
------------------------------------
  2008   Lowest contract charge 0.50% Class B          $  4.02                --               --           --         (40.36)%
         Highest contract charge 1.90% Class B         $  3.49                --               --           --         (41.15)%
         All contract charges                               --            14,961        $  48,057         1.26%
  2007   Lowest contract charge 0.50% Class B          $  6.74                --               --           --            0.60%
         Highest contract charge 1.90% Class B         $  5.93                --               --           --          (0.67)%
         All contract charges                                             15,122        $  84,474         0.85%
  2006   Lowest contract charge 0.50% Class B          $  6.70                --               --           --           13.58%
         Highest contract charge 1.90% Class B         $  5.97                --               --           --           11.99%
         All contract charges                               --            11,683        $  70,569         0.90%             --
  2005   Lowest contract charge 0.50% Class B          $  5.90                --               --           --           8.46%
         Highest contract charge 1.90% Class B         $  5.33                --               --           --           6.94%
         All contract charges                               --             6,468        $  35,639         1.24%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --          (0.29)%
         Highest contract charge 1.70% Class A (t)     $ 10.21                --               --           --          (0.20)%
         All contract charges                               --                --        $       2         1.44%
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.41                --               --           --           27.79%
         Highest contract charge 1.90% Class B (a)     $  8.80                --               --           --           25.94%
         All contract charges                               --            24,454        $ 219,381         1.44%
  2008   Lowest contract charge 0.50% Class B (a)      $  7.36                --               --           --         (37.25)%
         Highest contract charge 1.90% Class B (a)     $  6.99                --               --           --         (38.14)%
         All contract charges                               --            26,088        $ 185,024         1.98%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.73                --               --           --          (3.06)%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --               --           --          (4.32)%
         All contract charges                                             25,019        $ 285,776         1.63%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.10                --               --           --           15.33%
         Highest contract charge 1.90% Class B (a)     $ 11.81                --               --           --           13.71%
         All contract charges                               --            21,516        $ 255,976         3.07%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.49                --               --           --            4.88%
         Highest contract charge 1.90% Class B (a)     $ 10.39                --               --           --            3.90%
         All contract charges                               --             9,231        $  96,174         2.07%             --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --            0.79%
         Highest contract charge 1.70% Class A (t)     $ 10.20                --               --           --            0.69%
         All contract charges                               --                 3        $      23         0.00%
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 13.50                --               --           --           56.21%
         Highest contract charge 1.90% Class B (a)     $ 12.63                --               --           --           54.06%
         All contract charges                               --            31,529        $ 406,393         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.64                --               --           --         (47.57)%
         Highest contract charge 1.90% Class B (a)     $  8.20                --               --           --         (48.33)%
         All contract charges                               --            25,257        $ 210,339         0.00%
  2007   Lowest contract charge 0.50% Class B (a)      $ 16.48                --               --           --           21.80%
         Highest contract charge 1.90% Class B (a)     $ 15.87                --               --           --           20.14%
         All contract charges                                             19,555        $ 313,835         0.33%
  2006   Lowest contract charge 0.50% Class B (a)      $ 13.53                --               --           --            8.71%
         Highest contract charge 1.90% Class B (a)     $ 13.21                --               --           --            7.19%
         All contract charges                               --             8,738        $ 116,309         0.47%          `   --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Van Kampen Mid Cap Growth (Continued)
----------------------------------------
  2005   Lowest contract charge 0.50% Class B (a)       $ 12.44             --               --              --          24.44%
         Highest contract charge 1.90% Class B (a)      $ 12.33             --               --              --          23.28%
Fidelity(R) VIP Contrafund Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.37             --               --              --           0.78%
         Highest contract charge 1.70% Class B (t)      $ 10.37             --               --              --           0.78%
         All contract charges                                --              2             $ 18            0.00%
Fidelity(R) VIP Mid Cap Portfolio
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.17             --               --              --           0.59%
         Highest contract charge 1.70% Class B (t)      $ 10.17             --               --              --           0.59%
         All contract charges                                --              1             $  6            0.00%
Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.14             --               --              --           0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.13             --               --              --           0.00%
         All contract charges                                --              2             $ 23            0.00%
Franklin Strategic Income Securities Fund
-----------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.50%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.59%
         All contract charges                                --              5             $ 46              --
Goldman Sachs VIT Mid Cap Value Fund
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.48             --               --              --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.47             --               --              --           0.77%
         All contract charges                                --             --             $  3              --
Ivy Funds VIP Dividend Opportunities
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.30%
         All contract charges                                --              1             $ 13              --
Ivy Funds VIP Energy
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.32             --               --              --           3.41%
         Highest contract charge 1.70% Class B (t)      $ 10.32             --               --              --           3.51%
         All contract charges                                --             --               --              --
Ivy Funds VIP Global Natural Resources
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.35             --               --              --           2.07%
         Highest contract charge 1.70% Class B (t)      $ 10.34             --               --              --           1.97%
         All contract charges                                --              7             $ 73              --
Ivy Funds VIP High Income
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30             --               --              --           1.08%
         Highest contract charge 1.70% Class B (t)      $ 10.29             --               --              --           1.08%
         All contract charges                                --              2             $ 25            0.00%
Ivy Funds VIP Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.43             --               --              --           1.16%
         Highest contract charge 1.70% Class B (t)      $ 10.42             --               --              --           1.17%
         All contract charges                                --              2             $ 21              --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Ivy Funds VIP Science and Technology
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.62               --                --          --            2.61%
         Highest contract charge 1.70% Class B (t)      $ 10.61               --                --          --            2.61%
         All contract charges                                --               --       $         2          --
Ivy Funds VIP Small Cap Growth
------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.57               --                --          --            3.02%
         Highest contract charge 1.70% Class B (t)      $ 10.56               --                --          --            3.02%
         All contract charges                                --               --       $         3          --
Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.21               --                --          --            0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.21               --                --          --            0.20%
         All contract charges                                --                2       $        23          --
MFS(R) International Value Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --                --          --          (0.79)%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --                --          --          (0.88)%
         All contract charges                                --               --       $         3          --
Multimanager Aggressive Equity (n)
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 57.33               --                --          --           36.59%
         Highest contract charge 1.90% Class B          $ 40.84               --                --          --           34.68%
         All contract charges                                --           21,905       $   337,968        0.21%
  2008   Lowest contract charge 0.50% Class B           $ 41.97               --                --          --         (46.95)%
         Highest contract charge 1.90% Class B          $ 30.32               --                --          --         (47.70)%
         All contract charges                                --            5,087       $    67,727        0.36%
  2007   Lowest contract charge 0.50% Class B           $ 79.11               --                --          --           10.83%
         Highest contract charge 1.90% Class B          $ 57.97               --                --          --            9.25%
         All contract charges                                              4,950       $   134,774        0.00%
  2006   Lowest contract charge 0.50% Class B           $ 71.38               --                --          --            4.59%
         Highest contract charge 1.90% Class B          $ 53.06               --                --          --            3.12%
         All contract charges                                --            5,287       $   139,296          --              --
  2005   Lowest contract charge 0.50% Class B           $ 68.25               --                --          --            7.66%
         Highest contract charge 1.90% Class B          $ 51.46               --                --          --            6.15%
         All contract charges                                --            3,925       $   127,148          --              --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.95               --                --          --            7.78%
         Highest contract charge 1.90% Class B          $ 12.45               --                --          --            6.25%
         All contract charges                                --           83,528       $ 1,038,056        3.59%
  2008   Lowest contract charge 0.50% Class B           $ 12.94               --                --          --            1.97%
         Highest contract charge 1.90% Class B          $ 11.72               --                --          --            0.51%
         All contract charges                                --           62,629       $   734,371        4.89%
  2007   Lowest contract charge 0.50% Class B           $ 12.69               --                --          --            5.66%
         Highest contract charge 1.90% Class B          $ 11.66               --                --          --            4.20%
         All contract charges                                             55,947       $   653,841        4.09%
  2006   Lowest contract charge 0.50% Class B           $ 12.01               --                --          --            3.25%
         Highest contract charge 1.90% Class B          $ 11.19               --                --          --            1.80%
         All contract charges                                --           58,160       $   651,206        4.11%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.63               --                --          --            1.20%
         Highest contract charge 1.90% Class B          $ 10.99               --                --          --          (0.18)%
         All contract charges                                --           57,425       $   631,231        3.47%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.43               --               --            --            29.22%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            27.38%
         All contract charges                            --           35,009        $ 457,905          1.62%
  2008   Lowest contract charge 0.50% Class B       $ 10.39               --               --            --          (47.47)%
         Highest contract charge 1.90% Class B      $  9.41               --               --            --          (48.21)%
         All contract charges                            --           34,884        $ 355,985          1.57%
  2007   Lowest contract charge 0.50% Class B       $ 19.78               --               --            --            11.88%
         Highest contract charge 1.90% Class B      $ 18.17               --               --            --            10.25%
         All contract charges                                         34,725        $ 680,288          0.73%
  2006   Lowest contract charge 0.50% Class B       $ 17.68               --               --            --            24.69%
         Highest contract charge 1.90% Class B      $ 16.48               --               --            --            22.94%
         All contract charges                            --           32,231        $ 568,482          2.23%              --
  2005   Lowest contract charge 0.50% Class B       $ 14.18               --               --            --            14.87%
         Highest contract charge 1.90% Class B      $ 13.40               --               --            --            13.25%
         All contract charges                            --           23,219        $ 328,766          4.06%              --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.67               --               --            --            31.84%
         Highest contract charge 1.90% Class B      $  9.52               --               --            --            29.91%
         All contract charges                            --           12,893        $ 132,944          1.49%
  2008   Lowest contract charge 0.50% Class B       $  8.09               --               --            --          (39.85)%
         Highest contract charge 1.90% Class B      $  7.33               --               --            --          (40.65)%
         All contract charges                            --           12,279        $  96,551          0.52%
  2007   Lowest contract charge 0.50% Class B       $ 13.45               --               --            --             4.51%
         Highest contract charge 1.90% Class B      $ 12.35               --               --            --             3.00%
         All contract charges                                         13,471        $ 177,274          0.41%
  2006   Lowest contract charge 0.50% Class B       $ 12.87               --               --            --            13.01%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            11.43%
         All contract charges                            --           13,690        $ 173,297          0.60%              --
  2005   Lowest contract charge 0.50% Class B       $ 11.39               --               --            --             6.20%
         Highest contract charge 1.90% Class B      $ 10.76               --               --            --             4.71%
         All contract charges                                         13,468        $ 151,342          0.79%              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  8.22               --               --            --            35.88%
         Highest contract charge 1.90% Class B      $  7.34               --               --            --            33.93%
         All contract charges                            --           25,601        $ 211,938          0.16%
  2008   Lowest contract charge 0.50% Class B       $  6.05               --               --            --          (45.64)%
         Highest contract charge 1.90% Class B      $  5.48               --               --            --          (46.43)%
         All contract charges                            --           27,165        $ 166,651            --
  2007   Lowest contract charge 0.50% Class B       $ 11.13               --               --            --            10.64%
         Highest contract charge 1.90% Class B      $ 10.23               --               --            --             9.18%
         All contract charges                                         28,454        $ 322,415            --
  2006   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --           (0.39)%
         Highest contract charge 1.90% Class B      $  9.37               --               --            --           (1.79)%
         All contract charges                            --           30,036        $ 306,984            --               --
  2005   Lowest contract charge 0.50% Class B       $ 10.10               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  9.54               --               --            --             5.45%
         All contract charges                            --           28,903        $ 295,667            --               --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 11.76               --               --            --            22.21%
         Highest contract charge 1.90% Class B      $ 10.50               --               --            --            20.51%
         All contract charges                            --           33,976        $ 386,795          1.82%
  2008   Lowest contract charge 0.50% Class B       $  9.62               --               --            --          (37.73)%
         Highest contract charge 1.90% Class B      $  8.71               --               --            --          (38.62)%
         All contract charges                            --           37,613        $ 353,373          1.40%
  2007   Lowest contract charge 0.50% Class B       $ 15.45               --               --            --             3.07%
         Highest contract charge 1.90% Class B      $ 14.19               --               --            --             1.65%
         All contract charges                                         38,402        $ 583,473          1.08%
  2006   Lowest contract charge 0.50% Class B       $ 14.99               --               --            --            18.73%
         Highest contract charge 1.90% Class B      $ 13.96               --               --            --            17.06%
         All contract charges                            --           39,025        $ 577,966          2.82%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.62               --               --            --             6.56%
         Highest contract charge 1.90% Class B      $ 11.93               --               --            --             5.07%
         All contract charges                            --           35,233        $ 440,121          3.02%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --            41.09%
         Highest contract charge 1.90% Class B      $  8.98               --               --            --            39.02%
         All contract charges                            --           28,991        $ 297,480            --
  2008   Lowest contract charge 0.50% Class B       $  7.13               --               --            --          (43.86)%
         Highest contract charge 1.90% Class B      $  6.46               --               --            --          (44.64)%
         All contract charges                            --           29,642        $ 216,713            --
  2007   Lowest contract charge 0.50% Class B       $ 12.70               --               --            --            11.31%
         Highest contract charge 1.90% Class B      $ 11.67               --               --            --             9.78%
         All contract charges                                         31,721        $ 414,209            --
  2006   Lowest contract charge 0.50% Class B       $ 11.41               --               --            --             9.07%
         Highest contract charge 1.90% Class B      $ 10.63               --               --            --             7.54%
         All contract charges                            --           35,038        $ 410,676          0.51%              --
  2005   Lowest contract charge 0.50% Class B       $ 10.46               --               --            --             7.84%
         Highest contract charge 1.90% Class B      $  9.88               --               --            --             6.33%
         All contract charges                            --           35,078        $ 374,043          1.58%              --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.24               --               --            --            43.65%
         Highest contract charge 1.90% Class B      $ 11.82               --               --            --            41.61%
         All contract charges                            --           26,843        $ 341,724          3.10%
  2008   Lowest contract charge 0.50% Class B       $  9.22               --               --            --          (36.28)%
         Highest contract charge 1.90% Class B      $  8.35               --               --            --          (37.17)%
         All contract charges                            --           26,245        $ 234,379          0.46%
  2007   Lowest contract charge 0.50% Class B       $ 14.47               --               --            --           (0.41)%
         Highest contract charge 1.90% Class B      $ 13.29               --               --            --           (1.85)%
         All contract charges                                         27,826        $ 392,988          0.00%
  2006   Lowest contract charge 0.50% Class B       $ 14.53               --               --            --            14.16%
         Highest contract charge 1.90% Class B      $ 13.54               --               --            --            12.56%
         All contract charges                            --           30,733        $ 438,437          1.72%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.73               --               --            --             6.81%
         Highest contract charge 1.90% Class B      $ 12.03               --               --            --             5.31%
         All contract charges                            --           29,548        $ 370,654          6.98%              --
         All contract charges                            --           30,025        $ 353,096          4.10%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 32.86               --               --            --             9.11%
         Highest contract charge 1.90% Class B      $ 23.72               --               --            --             7.55%
         All contract charges                            --           38,177        $ 578,492          4.60%
  2008   Lowest contract charge 0.50% Class B       $ 30.12               --               --            --          (23.90)%
         Highest contract charge 1.90% Class B      $ 22.06               --               --            --          (24.94)%
         All contract charges                            --           36,664        $ 531,727          8.68%
  2007   Lowest contract charge 0.50% Class B       $ 39.58               --               --            --             2.62%
         Highest contract charge 1.90% Class B      $ 29.39               --               --            --             1.17%
         All contract charges                                         45,225        $ 879,446          7.17%
  2006   Lowest contract charge 0.50% Class B       $ 38.57               --               --            --             9.38%
         Highest contract charge 1.90% Class B      $ 29.05               --               --            --             7.85%
         All contract charges                            --           46,730        $ 935,762          6.95%              --
  2005   Lowest contract charge 0.50% Class B       $ 35.26               --               --            --             2.55%
         Highest contract charge 1.90% Class B      $ 26.94               --               --            --             1.11%
         All contract charges                            --           43,908        $ 877,332          7.68%              --
Multimanager Small Cap Growth (f)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  7.50               --               --            --            33.85%
         Highest contract charge 1.90% Class B      $  6.41               --               --            --            32.08%
         All contract charges                            --           32,920        $ 199,904            --
  2008   Lowest contract charge 0.50% Class B       $  5.60               --               --            --          (42.39)%
         Highest contract charge 1.90% Class B      $  4.85               --               --            --          (43.27)%
         All contract charges                            --           28,780        $ 135,528            --
  2007   Lowest contract charge 0.50% Class B       $  9.72               --               --            --             3.18%
         Highest contract charge 1.90% Class B      $  8.55               --               --            --             1.79%
         All contract charges                                         28,681        $ 242,159            --
  2006   Lowest contract charge 0.50% Class B       $  9.42               --               --            --             9.66%
         Highest contract charge 1.90% Class B      $  8.40               --               --            --             8.12%
         All contract charges                            --           17,157        $ 147,393          1.40%                --
  2005   Lowest contract charge 0.50% Class B       $  8.59               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  7.77               --               --            --             5.45%
         All contract charges                            --            9,010        $  72,375          3.58%              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 14.82               --               --            --            25.82%
         Highest contract charge 1.90% Class B      $ 12.50               --               --            --            24.04%
         All contract charges                            --           36,368        $ 418,772          1.03%
  2008   Lowest contract charge 0.50% Class B       $ 11.78               --               --            --          (38.20)%
         Highest contract charge 1.90% Class B      $ 10.08               --               --            --          (39.06)%
         All contract charges                            --           39,759        $ 368,923          0.24%
  2007   Lowest contract charge 0.50% Class B       $ 19.06               --               --            --          (10.31)%
         Highest contract charge 1.90% Class B      $ 16.54               --               --            --          (11.55)%
         All contract charges                                         47,546        $ 723,958          0.29%
  2006   Lowest contract charge 0.50% Class B       $ 21.25               --               --            --            15.53%
         Highest contract charge 1.90% Class B      $ 18.70               --               --            --            13.91%
         All contract charges                            --           57,348        $ 992,117          5.49%              --
  2005   Lowest contract charge 0.50% Class B       $ 18.39               --               --            --             4.16%
         Highest contract charge 1.90% Class B      $ 16.42               --               --            --             2.70%
         All contract charges                            --           56,358        $ 874,837          4.46%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.80               --             --         --            57.69%
         Highest contract charge 1.90% Class B          $  9.64               --             --         --            55.54%
         All contract charges                                --           33,513      $ 364,955         --
  2008   Lowest contract charge 0.50% Class B           $  6.85               --             --         --          (47.35)%
         Highest contract charge 1.90% Class B          $  6.20               --             --         --          (48.12)%
         All contract charges                                --           27,756      $ 192,697         --
  2007   Lowest contract charge 0.50% Class B           $ 13.01               --             --         --            17.63%
         Highest contract charge 1.90% Class B          $ 11.95               --             --         --            15.91%
         All contract charges                                             28,291      $ 373,990         --
  2006   Lowest contract charge 0.50% Class B           $ 11.06               --             --         --             6.76%
         Highest contract charge 1.90% Class B          $ 10.31               --             --         --             5.26%
         All contract charges                                --           24,173      $ 271,064         --               --
  2005   Lowest contract charge 0.50% Class B           $ 10.36               --             --         --            10.71%
         Highest contract charge 1.90% Class B          $  9.79               --             --         --             9.16%
         All contract charges                                --           24,317      $ 253,676         --               --
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
--------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --           (0.50)%
         Highest contract charge 1.70% Class B (t)      $ 10.04               --             --         --           (0.50)%
         All contract charges                                --               10      $      96       0.38%
PIMCO Variable Insurance Trust Real Return Strategy Portfolio
-------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.40)%
         Highest contract charge 1.70% Class B (t)      $  9.97               --             --         --           (0.40)%
         All contract charges                                --                7      $      71         --
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.60)%
         Highest contract charge 1.70% Class B (t)      $  9.98               --             --         --           (0.60)%
         All contract charges                                --                8      $      78         --
ProFund VP Bear
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.67               --             --         --           (0.31)%
         Highest contract charge 1.70% Class B (t)      $  9.66               --             --         --           (0.41)%
         All contract charges                                --                1      $      11         --
ProFund VP Biotechnology
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --             --         --             0.10%
         All contract charges                                --               --      $       4         --
Templeton Developing Markets Securities Fund
--------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30               --             --         --             1.58%
         Highest contract charge 1.70% Class B (t)      $ 10.29               --             --         --             1.58%
         All contract charges                                --                2      $      28         --
Templeton Global Bond Securities Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.05               --             --         --             0.20%
         All contract charges                                --                3      $      27         --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Van Eck Worldwide Hard Assets Fund
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30            --                --             --          1.88%
         Highest contract charge 1.70% Class B (t)      $ 10.30            --                --             --          1.88%
         All contract charges                                --             1              $ 10             --

----------
(a) Units were made available for sale on May 9, 2005.
(b) Units were made available for sale on October 17, 2005.
(c) Units were made available for sale on September 18, 2006.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(e) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(f) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(g) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(h) Units were made available for sale on May 29, 2007.
(i) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(j) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(k) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(l) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(m) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(n) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(o) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(p) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(q) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(r) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2009


8. Accumulation Unit Values (Continued)

(s) Units were made available for sale on June 08, 2009.
(t) Units were made available for sale on December 14, 2009.


* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.30%, 1.70%, and 1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of mutual fund fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-129

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

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                          www.axa-equitable.com/green

Accumulator(R)
A combination variable and fixed deferred annuity contract



PROSPECTUS DATED MAY 1, 2010


Please read and keep this Prospectus for future reference. It contains important information that you should know before purchasing or taking any other action under your contract. This Prospectus supersedes all prior Prospectuses and supplements. You should read the prospectuses for each Trust, which contain important information about the portfolios.


--------------------------------------------------------------------------------

WHAT IS ACCUMULATOR(R)?

Accumulator(R) is a deferred annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY. It provides for the accumulation of retirement savings and for income. The contract offers income and death benefit protection. It also offers a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, the guaranteed interest option, fixed maturity options, or the account for special dollar cost averaging ("investment options").

This Prospectus is not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in this Prospectus is current as of the date of this Prospectus; however, because certain provisions may be changed after the date of this Prospectus in accordance with the contract, the description of the contract's provisions in this Prospectus is qualified in its entirety by the terms of the actual contract. The contract should be read carefully. You have the right to cancel the contract within a certain number of days after receipt of the contract. You should read this Prospectus in conjunction with any applicable supplements. Certain features and benefits described in this Prospectus may vary in your state; all features and benefits may not be available in all contracts, in all states or from all selling broker-dealers. Please see Appendix VIII later in this Prospectus for more information on state availability and/or variations of certain features and benefits. All optional features and benefits described in this Prospectus may not have been available at the time you purchased the contract. We have the right to restrict availability of any optional feature or benefit. In addition, not all optional features and benefits may be available in combination with other optional features and benefits. We can refuse to accept any contribution from you at any time, including after you purchase the contract.




--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o AXA Aggressive Allocation*             o EQ/Common Stock Index
o AXA Conservative Allocation*           o EQ/Core Bond Index
o AXA Conservative-Plus Allocation*      o EQ/Davis New York Venture
o AXA Moderate Allocation*               o EQ/Equity 500 Index
o AXA Moderate-Plus Allocation*          o EQ/Equity Growth PLUS
o EQ/AllianceBernstein International     o EQ/Franklin Core Balanced
o EQ/AllianceBernstein Small Cap         o EQ/Franklin Templeton Allocation
  Growth                                 o EQ/GAMCO Mergers and Acquisitions
o EQ/AXA Franklin Small Cap Value Core   o EQ/GAMCO Small Company Value
o EQ/BlackRock Basic Value Equity        o EQ/Global Bond PLUS
o EQ/BlackRock International Value       o EQ/Global Multi-Sector Equity
o EQ/Boston Advisors Equity Income       o EQ/Intermediate Government Bond
o EQ/Calvert Socially Responsible          Index
o EQ/Capital Guardian Growth             o EQ/International Core PLUS
o EQ/Capital Guardian Research           o EQ/International Growth
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
 VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
o EQ/JPMorgan Value Opportunities        o EQ/T. Rowe Price Growth Stock
o EQ/Large Cap Core PLUS                 o EQ/Templeton Global Equity
o EQ/Large Cap Growth Index              o EQ/UBS Growth and Income
o EQ/Large Cap Growth PLUS               o EQ/Van Kampen Comstock
o EQ/Large Cap Value Index               o EQ/Wells Fargo Advantage Omega
o EQ/Large Cap Value PLUS                  Growth**
o EQ/Lord Abbett Growth and Income       o Multimanager Aggressive Equity
o EQ/Lord Abbett Large Cap Core          o Multimanager Core Bond
o EQ/Mid Cap Index                       o Multimanager International Equity
o EQ/Mid Cap Value PLUS                  o Multimanager Large Cap Core Equity
o EQ/Money Market                        o Multimanager Large Cap Growth***
o EQ/Montag & Caldwell Growth            o Multimanager Large Cap Value
o EQ/Morgan Stanley Mid Cap Growth**     o Multimanager Mid Cap Growth
o EQ/Mutual Large Cap Equity             o Multimanager Mid Cap Value
o EQ/Oppenheimer Global                  o Multimanager Multi-Sector Bond
o EQ/PIMCO Ultra Short Bond              o Multimanager Small Cap Growth
o EQ/Quality Bond PLUS                   o Multimanager Small Cap Value
o EQ/Small Company Index                 o Multimanager Technology
--------------------------------------------------------------------------------



*    The "AXA Allocation" portfolios.

** This is the variable investment option's new name, effective on or about May 1, 2010, subject to regulatory approval. Please see "Portfolios of the Trusts" under "Contract features and benefits" later in this Prospectus for the variable investment option's former name.

*** Please see "Portfolios of the Trusts" later in this Prospectus regarding the planned substitution of this variable investment option.

You may allocate amounts to any of the variable investment options. At any time, we have the right to limit or terminate your contributions. Each variable investment option is a subaccount of Separate Account No. 49. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of AXA Premier VIP Trust or EQ Advisors Trust (the "Trusts"). Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


You may also allocate amounts to the guaranteed interest option, the fixed maturity options, and the account for special dollar cost averaging, which are discussed later in this Prospectus.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                      X02979/Core '02/'04 Series



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TYPES OF CONTRACTS. Contracts were offered for use as:

o A nonqualified annuity ("NQ") for after-tax contributions only.

o An individual retirement annuity ("IRA"), either traditional IRA or Roth IRA.

  Two versions of the traditional IRA were offered: "Rollover IRA" and "Flexible Premium IRA." Two versions of the Roth IRA were offered: "Roth Conversion IRA" and "Flexible Premium Roth IRA."

o Traditional and Roth Inherited IRA beneficiary continuation contract ("Inherited IRA") (direct transfer contributions only).

o An annuity that is an investment vehicle for a qualified defined contribution plan ("QP") (Rollover and direct transfer contributions only).

o An Internal Revenue Code Section 403(b) Tax-Sheltered Annuity ("TSA") -- ("Rollover TSA") (Rollover and direct transfer contributions only; employer or plan approval required).

A contribution of at least $5,000 was required to purchase an NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP, or Rollover TSA contract. A contribution of $2,000 was required to purchase a Flexible Premium IRA and Flexible Premium Roth IRA contract.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated May 1, 2010, is part of the registration statement. The SAI is available free of charge. You may request one by writing to our processing office at P.O. Box 1547, Secaucus, NJ 07096-1547 or calling 1-800-789-7771. The SAI is incorporated by this reference into this Prospectus. This Prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this Prospectus.


THE CONTRACT IS NO LONGER AVAILABLE FOR NEW PURCHASERS. The contract is no longer being sold. This Prospectus is designed for current contract owners. In addition to the possible state variations noted above, you should note that your contract features and charges may vary depending on the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional or refer to your contract, as well as review Appendix IX later in this Prospectus for contract variation information and timing. You may not change your contract or its features as issued.


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Contents of this Prospectus

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
(Not all of the features listed are available under all contracts or in all states.)
--------------------------------------------------------------------------------
ACCUMULATOR(R)
--------------------------------------------------------------------------------
Index of key words and phrases                                                 5
Who is AXA Equitable?                                                          7
How to reach us                                                                8
Accumulator(R) at a glance -- key features                                    10

--------------------------------------------------------------------------------
FEE TABLE                                                                     14
--------------------------------------------------------------------------------
Example                                                                       16
Condensed financial information                                               16



--------------------------------------------------------------------------------
1. CONTRACT FEATURES AND BENEFITS                                             17
--------------------------------------------------------------------------------
How you can contribute to your contract                                       17
Owner and annuitant requirements                                              23
How you can make your contributions                                           23
What are your investment options under the contract?                          23
Portfolios of the Trusts                                                      24
Allocating your contributions                                                 31
Guaranteed minimum death benefit and
     Guaranteed minimum income benefit base                                   34
Annuity purchase factors                                                      35
Guaranteed minimum income benefit option*                                     36
Guaranteed minimum death benefit                                              38
Principal Protector(SM)                                                       40
Inherited IRA beneficiary continuation contract                               43
Your right to cancel within a certain number of days                          44



--------------------------------------------------------------------------------
2. DETERMINING YOUR CONTRACT'S VALUE                                          45
--------------------------------------------------------------------------------
Your account value and cash value                                             45
Your contract's value in the variable investment options                      45
Your contract's value in the guaranteed interest option                       45
Your contract's value in the fixed maturity options                           45
Your contract's value in the account for special dollar
     cost averaging                                                           45
Insufficient account value                                                    45


----------------------
* Depending on when you purchased your contract, this benefit may be called the "Living Benefit." Accordingly, if applicable, all references to the Guaranteed minimum income benefit in this Prospectus and any related registration statement documents are references to the Living Benefit.

"We," "our," and "us" refer to AXA Equitable.

When we address the reader of this Prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the Prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

                                                  Contents of this Prospectus  3


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--------------------------------------------------------------------------------
3. TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS                           47
--------------------------------------------------------------------------------
Transferring your account value                                               47
Disruptive transfer activity                                                  47
Rebalancing your account value                                                48



--------------------------------------------------------------------------------
4. ACCESSING YOUR MONEY                                                       50
--------------------------------------------------------------------------------
Withdrawing your account value                                                50
How withdrawals are taken from your account value                             51
How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income
   benefit, Guaranteed minimum death benefit and
   Guaranteed principal benefit option 2                                      52
How withdrawals affect Principal Protector(SM)                                52
Withdrawals treated as surrenders                                             52
Loans under Rollover TSA contracts                                            53
Surrendering your contract to receive its cash value                          53
When to expect payments                                                       54
Your annuity payout options                                                   54



--------------------------------------------------------------------------------
5. CHARGES AND EXPENSES                                                       57
--------------------------------------------------------------------------------
Charges that AXA Equitable deducts                                            57
Charges that the Trusts deduct                                                61
Group or sponsored arrangements                                               61
Other distribution arrangements                                               61



--------------------------------------------------------------------------------
6. PAYMENT OF DEATH BENEFIT                                                   62
--------------------------------------------------------------------------------
Your beneficiary and payment of benefit                                       62
How death benefit payment is made                                             63
Beneficiary continuation option                                               64



--------------------------------------------------------------------------------
7. TAX INFORMATION                                                            68
--------------------------------------------------------------------------------
Overview                                                                      68
Contracts that fund a retirement arrangement                                  68

Special rule for conversions to Roth IRA in 2010                              68

Transfers among investment options                                            68
Taxation of nonqualified annuities                                            68
Individual retirement arrangements (IRAs)                                     70
     Traditional individual retirement annuities (traditional IRAs)           71

     Roth individual retirement annuities (Roth IRAs)                         75

Federal and state income tax withholding and
     information reporting                                                    78
Special rules for contracts funding qualified plans                           79
Impact of taxes to AXA Equitable                                              79

--------------------------------------------------------------------------------
8. MORE INFORMATION                                                           80
--------------------------------------------------------------------------------
About Separate Account No. 49                                                 80
About the Trusts                                                              80
About our fixed maturity options                                              80
About the general account                                                     81
About other methods of payment                                                82
Dates and prices at which contract events occur                               82
About your voting rights                                                      83
Statutory compliance                                                          83
About legal proceedings                                                       84
Financial statements                                                          84
Transfers of ownership, collateral assignments, loans
     and borrowing                                                            84

How divorce may affect your guaranteed benefits                               84

Distribution of the contracts                                                 84



--------------------------------------------------------------------------------
9. INCORPORATION OF CERTAIN DOCUMENTS
     BY REFERENCE                                                             87
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
APPENDICES
--------------------------------------------------------------------------------
   I -- Condensed financial information                                      A-1
  II -- Purchase considerations for QP contracts                             B-1
 III -- Market value adjustment example                                      C-1
  IV -- Enhanced death benefit example                                       D-1
   V -- Hypothetical illustrations                                           E-1
  VI -- Guaranteed principal benefit example                                 F-1
 VII -- Protection Plus(SM) example                                          G-1
VIII -- State contract availability and/or variations of certain
          features and benefits                                              H-1
  IX -- Contract variations                                                  I-1

   X -- Tax-sheltered annuity contracts (TSAs)                               J-1


--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
     TABLE OF CONTENTS
--------------------------------------------------------------------------------

4  Contents of this Prospectus


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Contents of this Prospectus (Cont'd.)

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SUMMARY PROSPECTUSES FOR THE PORTFOLIOS OF AXA
     PREMIER VIP TRUST AND EQ ADVISORS TRUST
--------------------------------------------------------------------------------
AXA Aggressive Allocation                                                AAA 1-3
AXA Conservative Allocation                                              ACA 1-3
AXA Conservative-Plus Allocation                                        ACPA 1-3
AXA Moderate Allocation                                                  AMA 1-3
AXA Moderate-Plus Allocation                                            AMPA 1-3
Multimanager Aggressive Equity                                          MMAE 1-4
Multimanager Core Bond                                                  MMCB 1-4
Multimanager International Equity                                       MMIE 1-4
Multimanager Large Cap Core Equity                                    MMLCCE 1-4
Multimanager Large Cap Growth                                          MMLCG 1-3
Multimanager Large Cap Value                                           MMLCV 1-4
Multimanager Mid Cap Growth                                            MMMCG 1-4
Multimanager Mid Cap Value                                             MMMCV 1-4
Multimanager Multi-Sector Bond                                          MMSB 1-4
Multimanager Small Cap Growth                                          MMSCG 1-4
Multimanager Small Cap Value                                           MMSCV 1-4
Multimanager Technology                                                  MMT 1-4
EQ/AllianceBernstein International                                     EQABI 1-3
EQ/AllianceBernstein Small Cap Growth                                 EQASCG 1-3
EQ/AXA Franklin Small Cap Value Core                                  EQAFSC 1-4
EQ/BlackRock Basic Value Equity                                        EQBBV 1-3
EQ/BlackRock International Value                                      EQBINT 1-3
EQ/Boston Advisors Equity Income                                      EQBAEI 1-3
EQ/Calvert Socially Responsible                                        EQCSR 1-4
EQ/Capital Guardian Growth                                             EQCGG 1-3
EQ/Capital Guardian Research                                           EQCGR 1-3
EQ/Common Stock Index                                                  EQCTI 1-3
EQ/Core Bond Index                                                     EQCBI 1-3
EQ/Davis New York Venture                                              EQDNY 1-3
EQ/Equity 500 Index                                                   EQ500I 1-3
EQ/Equity Growth PLUS                                                  EQEGP 1-4
EQ/Franklin Core Balanced                                              EQFCB 1-5
EQ/Franklin Templeton Allocation                                       EQFTA 1-4
EQ/GAMCO Mergers and Acquisitions                                      EQGMA 1-4
EQ/GAMCO Small Company Value                                          EQGSCV 1-3
EQ/Global Bond PLUS                                                    EQGBP 1-4
EQ/Global Multi-Sector Equity                                         EQGMSE 1-4
EQ/Intermediate Government Bond Index                                 EQIGBI 1-3
EQ/International Core PLUS                                             EQICP 1-4
EQ/International Growth                                                 EQIG 1-3
EQ/JPMorgan Value Opportunities                                       EQJPMV 1-3
EQ/Large Cap Core PLUS                                                EQLCCP 1-4
EQ/Large Cap Growth Index                                             EQLCGI 1-3
EQ/Large Cap Growth PLUS                                              EQLCGP 1-4
EQ/Large Cap Value Index                                              EQLCVI 1-3
EQ/Large Cap Value PLUS                                               EQLCVP 1-4
EQ/Lord Abbett Growth and Income                                      EQLAGI 1-3
EQ/Lord Abbett Large Cap Core                                         EQLALC 1-3
EQ/Mid Cap Index                                                       EQMCI 1-3
EQ/Mid Cap Value PLUS                                                 EQMCVP 1-4
EQ/Money Market                                                         EQMM 1-3


                                      Contents of this Prospectus (Cont'd.)  4-a


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EQ/Montag & Caldwell Growth                                            EQMCG 1-3
EQ/Morgan Stanley Mid Cap Growth                                       EQMSG 1-3
EQ/Mutual Large Cap Equity                                            EQMLCE 1-5
EQ/Oppenheimer Global                                                   EQOG 1-4
EQ/PIMCO Ultra Short Bond                                              EQPUS 1-3
EQ/Quality Bond PLUS                                                   EQQBP 1-4
EQ/Small Company Index                                                 EQSCI 1-3
EQ/T.Rowe Price Growth Stock                                           EQTGS 1-3
EQ/Templeton Global Equity                                             EQTGE 1-4
EQ/UBS Growth and Income                                               EQUGI 1-3
EQ/Van Kampen Comstock                                                 EQVKC 1-3
EQ/Wells Fargo Advantage Omega Growth                                 EQWFAO 1-3


4-b  Contents of this Prospectus (Cont'd.)


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Index of key words and phrases

--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this Prospectus.




                                                                            PAGE
6% Roll-Up to age 85 enhanced death benefit                                   34
account for special dollar cost averaging                                     31
account value                                                                 45
administrative charge                                                         57
annual administrative charge                                                  57
Annual Ratchet to age 85 enhanced death benefit                               35
annuitant                                                                     17
annuitization                                                                 54
annuity maturity date                                                         56
annuity payout options                                                        54
annuity purchase factors                                                      35
automatic investment program                                                  82
beneficiary                                                                   62
Beneficiary continuation option ("BCO")                                       64
business day                                                                  82
cash value                                                                    45
charges for state premium and other applicable taxes                          61
contract date                                                                 23
contract date anniversary                                                     23
contract year                                                                 23
contributions to Roth IRAs                                                    75
     regular contributions                                                    75
     rollovers and transfers                                                  76
     conversion contributions                                                 76
contributions to traditional IRAs                                             71
     regular contributions                                                    71

     rollovers and direct transfers                                           71

disability, terminal illness or confinement to nursing home                   59
disruptive transfer activity                                                  47
Distribution Charge                                                           57
ERISA                                                                         61
Fixed-dollar option                                                           34
fixed maturity options                                                        30
Flexible Premium IRA                                                       cover
Flexible Premium Roth IRA                                                  cover
free look                                                                     44
free withdrawal amount                                                        58
general account                                                               81
General dollar cost averaging                                                 33
guaranteed interest option                                                    30
Guaranteed minimum death benefit                                              38
Guaranteed minimum death benefit charge                                       59
Guaranteed minimum death benefit and Guaranteed
     minimum income benefit base                                              34
Guaranteed minimum death benefit/guaranteed
     minimum income benefit roll-up benefit
     base reset option                                                        38
Guaranteed minimum income benefit                                             36
Guaranteed minimum income benefit charge                                      59
Guaranteed minimum income benefit "no lapse guarantee"                        37
Guaranteed principal benefits                                                 31
IRA                                                                        cover
IRS                                                                           68
Inherited IRA                                                              cover
Investment simplifier                                                         34
investment options                                                         cover


                                                                            PAGE
lifetime required minimum distribution withdrawals                            51
loan reserve account                                                          53
loans under Rollover TSA                                                      53
market adjusted amount                                                        30
market value adjustment                                                       31
market timing                                                                 47
maturity dates                                                                30
maturity value                                                                30
Mortality and expense risks charge                                            57
NQ                                                                         cover
Online Account Access                                                          8
Optional step up charge                                                       61
partial withdrawals                                                           50
Portfolio                                                                  cover
Principal assurance                                                           32
Principal Protector(SM)                                                       40
Principal Protector(SM) charge                                                60
processing office                                                              8
Protection Plus(SM)                                                           39
Protection Plus(SM) charge                                                    60
QP                                                                         cover
rate to maturity                                                              30
Rebalancing                                                                   48
Rollover IRA                                                               cover
Rollover TSA                                                               cover
Roth Conversion IRA                                                        cover
Roth IRA                                                                   cover
SAI                                                                        cover
SEC                                                                        cover
self-directed allocation                                                      31
Separate Account No. 49                                                       80
special dollar cost averaging                                                 33
Spousal protection                                                            64
standard death benefit                                                        34
substantially equal withdrawals                                               51
Successor owner and annuitant                                                 63
systematic withdrawals                                                        50
TOPS                                                                           8
TSA                                                                        cover
traditional IRA                                                            cover
Trusts                                                                        86
unit                                                                          45
variable investment options                                                   23
wire transmittals and electronic applications                                 82
withdrawal charge                                                             58



                                               Index of key words and phrases  5


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To make this Prospectus easier to read, we sometimes use different words than in the contract or supplemental materials. This is illustrated below. Although we use different words, they have the same meaning in this Prospectus as in the contract or supplemental materials. Also, depending on when you purchased your contract, some of these may not apply to you or may be named differently under your contract. Your financial professional can provide further explanation about your contract.



---------------------------------------------------------------------------------------
 PROSPECTUS                            CONTRACT OR SUPPLEMENTAL MATERIALS
---------------------------------------------------------------------------------------
fixed maturity options                Guarantee Periods (Guaranteed Fixed
                                      Interest Accounts in supplemental materials)
variable investment options           Investment Funds
account value                         Annuity Account Value
rate to maturity                      Guaranteed Rates
unit                                  Accumulation Unit
Guaranteed minimum death benefit      Guaranteed death benefit
Guaranteed minimum income benefit     Guaranteed Income Benefit or Living Benefit
Guaranteed interest option            Guaranteed Interest Account
Principal Protector(SM)               Guaranteed withdrawal benefit
GWB benefit base                      Principal Protector(SM) benefit base
GWB Annual withdrawal amount          Principal Protector(SM) Annual withdrawal
                                      amount
GWB Annual withdrawal option          Principal Protector(SM) Annual withdrawal option
GWB Excess withdrawal                 Principal Protector(SM) Excess withdrawal
---------------------------------------------------------------------------------------

6 Index of key words and phrases


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Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



                                                        Who is AXA Equitable?  7


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HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------
FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Accumulator(R)
     P.O. Box 1577
     Secaucus, NJ 07096-1577


FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     Accumulator(R)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     Accumulator(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547


FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     Accumulator(R)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.

--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year, and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the Guaranteed minimum income benefit and/or the Roll-Up benefit base reset option.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o your current account value;

o your current allocation percentages;

o the number of units you have in the variable investment options;

o rates to maturity for the fixed maturity options;

o the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o elect to receive certain contract statements electronically;

o enroll in , modify or cancel a rebalancing program (through Online Account Access only);

o change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through Online Account Access only); and

o access Frequently Asked Questions and Service Forms (not available through
  TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of any transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market tim-


8  Who is AXA Equitable?


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ing" (see "Disruptive transfer activity" in "Transferring your money among investment options" later in this Prospectus).


--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1) authorization for telephone transfers by your financial professional (available only for contracts distributed through AXA Distributors);

(2) conversion of a traditional IRA to a Roth Conversion IRA or Flexible Premium Roth IRA contract;

(3)  election of the automatic investment program;

(4) requests for loans under Rollover TSA contracts (employer or plan approval required);

(5)  spousal consent for loans under Rollover TSA contracts;

(6)  requests for withdrawals or surrenders from Rollover TSA contracts;

(7)  tax withholding elections;

(8)  election of the beneficiary continuation option;

(9)  IRA contribution recharacterizations;

(10) Section 1035 exchanges;

(11) direct transfers and rollovers;

(12) exercise of the Guaranteed minimum income benefit;

(13) requests to reset your Roll-Up benefit base (for certain contracts with both the Guaranteed minimum income benefit and the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit);

(14) requests to step up your Guaranteed withdrawal benefit ("GWB") benefit base, if applicable, under the Optional step up provision;

(15) requests to terminate or reinstate your GWB, if applicable, under the Beneficiary continuation option, if applicable;

(16) death claims;

(17) purchase by, or change of ownership to, a non-natural person;

(18) change in ownership (NQ only if available under your contract); and

(19) enrollment in our "automatic required minimum distribution (RMD) service."


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  beneficiary changes;

(2)  contract surrender and withdrawal requests;

(3) general dollar cost averaging (including the fixed dollar and interest sweep options); and

(4) special dollar cost averaging.


TO CANCEL OR CHANGE ANY OF THE FOLLOWING, WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2) general dollar cost averaging (including the fixed dollar and interest sweep options);

(3)  special dollar cost averaging;

(4)  substantially equal withdrawals;

(5)  systematic withdrawals; and

(6)  the date annuity payments are to begin.

You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner. If there are joint owners, both must sign.


                                                        Who is AXA Equitable?  9


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Accumulator(R) at a glance -- key features

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Not all of the features listed are available under all contracts or in all states.)
--------------------------------------------------------------------------------

PROFESSIONAL INVESTMENT      Accumulator's(R) variable investment options invest in different Portfolios managed by professional
MANAGEMENT                   investment advisers.
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY OPTIONS       o Fixed maturity options ("FMOs") with maturities ranging from approximately 1 to 10 years (subject to availability).

                             o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.

                             o Special 10 year fixed maturity option (available under Guaranteed principal benefit option 2 only).
                             -------------------------------------------------------------------------------------------------------
                             If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. If you withdraw or transfer only a portion of a fixed maturity amount, this may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment also applies.
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST          o Principal and interest guarantees.
OPTION
                             o Interest rates set periodically.
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNT FOR SPECIAL DOLLAR   Available for dollar cost averaging all or a portion of any eligible contribution to your contract.
COST AVERAGING
------------------------------------------------------------------------------------------------------------------------------------
TAX CONSIDERATIONS           o No tax on earnings inside the contract until you make withdrawals from your contract or receive annuity payments.
                             -------------------------------------------------------------------------------------------------------
                             o No tax on transfers among investment options inside the contract.
                             -------------------------------------------------------------------------------------------------------
                             You should be aware that annuity contracts that were purchased as an Individual Retirement Annuity
                             (IRA) or Tax Sheltered Annuity (TSA), or to fund an employer retirement plan (QP or Qualified Plan), do not provide tax deferral benefits beyond those already provided by the Internal Revenue Code for these types of arrangements. Before you purchased your contract, you should have considered its features and benefits beyond tax deferral, as well as its features, benefits and costs relative to any other investment that you may have chosen in connection with your retirement plan or arrangement, to determine whether it would meet your needs and goals. Depending on your personal situation, the contract's guaranteed benefits may have limited usefulness because of required minimum distributions
                             ("RMDs").
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM           The Guaranteed minimum income benefit provides income protection for you during the annuitant's life
INCOME BENEFIT (OR "LIVING   once you elect to annuitize the contract.
BENEFIT")
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR(SM)      Principal Protector(SM) is our optional Guaranteed withdrawal benefit ("GWB"), which provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed a specified amount. This feature may not have been available under your contract.
------------------------------------------------------------------------------------------------------------------------------------



10 Accumulator(R) at a glance -- key features


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
------------------------------------------------------------------------------------------------------------------------------------
CONTRIBUTION AMOUNTS         NQ, Rollover IRA, Roth Conversion IRA, Inherited IRA, QP and Rollover TSA contracts
                               o Initial minimum:      $5,000
                               o Additional minimum:   $500 (NQ, QP and Rollover TSA contracts)
                                                       $100 monthly and $300 quarterly under our automatic investment program
                                                       (NQ contracts)
                                                       $50 (IRA contracts)
                                                       $1,000 (Inherited IRA contracts)
                             -------------------------------------------------------------------------------------------------------
                             Flexible Premium IRA and Flexible Premium Roth IRA contracts
                               o Initial minimum:      $2,000
                               o Additional minimum:   $50
                             -------------------------------------------------------------------------------------------------------
                             o Maximum contribution limitations apply to all contracts. For more information, please see "How you can contribute to your contract" in "Contract features and benefits" later in this Prospectus.
                             -------------------------------------------------------------------------------------------------------
                             In general, contributions are limited to $1.5 million ($500,000 for certain owners or annuitants who are age 81 and older at contract issue). Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions.
                             Further, we may at any time exercise our rights to limit or terminate your contributions. For more information, please see "How you can contribute to your contract" in "Contract features and benefits"
                             later in this Prospectus.
------------------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY         o Partial withdrawals

                             o Several withdrawal options on a periodic basis

                             o Loans under Rollover TSA contracts (employer or plan approval required)

                             o Contract surrender

                             You may incur a withdrawal charge for certain withdrawals or if you surrender your contract. You may also incur income tax and a tax penalty. Certain withdrawals will diminish the value of optional benefits.
------------------------------------------------------------------------------------------------------------------------------------
PAYOUT OPTIONS               o Fixed annuity payout options

                             o Variable Immediate Annuity payout options (described in a separate prospectus for that option)

                             o Income Manager(R) payout options (described in a separate prospectus for that option)
------------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL FEATURES*         o Guaranteed minimum death benefit options

                             o Guaranteed principal benefit options (including Principal assurance)

                             o Dollar cost averaging

                             o Automatic investment program

                             o Account value rebalancing (quarterly, semi-annually, and annually)

                             o Free transfers

                             o Waiver of withdrawal charge for certain withdrawals, disability, terminal illness, or confinement to a nursing home

                             o Protection Plus(SM), an optional death benefit available under certain contracts (subject to state availability)

                             o Spousal protection (not available under certain contracts)

                             o Successor owner/annuitant

                             o Beneficiary continuation option

                             o Guaranteed minimum income benefit no lapse guarantee (available under contracts with applications that were signed and submitted on or after January 1, 2005 subject to state availability)

                             o Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset
                               (available under contracts with applications that were signed and submitted on or after October 1,
                               2005 subject to state availability)

*   Not all features are available under all contracts. Please see Appendix IX later in this Prospectus for more information.

------------------------------------------------------------------------------------------------------------------------------------




                                   Accumulator(R) at a glance -- key features 11


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
------------------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES+            o Daily charges on amounts invested in variable investment options for mortality and expense risks, administrative charges and distribution charges at an annual rate of 1.25%.

                             o The charges for the Guaranteed minimum death benefits range from 0.0% to 0.60%, annually, of the applicable benefit base. The benefit base is described under "Guaranteed minimum death benefit and
                               Guaranteed minimum income benefit base" in "Contract features and benefits" later in this
                               Prospectus.

                             o An annual charge of 0.65% of the applicable benefit base charge for the optional Guaranteed minimum income benefit until you exercise the benefit, elect another annuity payout or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The benefit base is described under "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in
                               "Contract features and benefits" later in this Prospectus.

                             o An annual charge for the optional Guaranteed principal benefit option 2 (if available) deducted on the first ten contract date anniversaries equal to 0.50% of the account value.

                             o If your account value at the end of the contract year is less than $50,000, we deduct an annual administrative charge equal to $30, or during the first two contract years, 2% of your account value, if less. If your account value on the contract date anniversary is $50,000 or more, we will not deduct the charge.

                             o An annual charge of 0.35% of your account value for the Protection Plus(SM) optional death benefit.

                             o An annual charge of 0.35% of your account value for the 5% GWB Annual withdrawal option (if available) or 0.50% of your account value for the 7% GWB Annual withdrawal option (if available) for the Principal Protector(SM) benefit. If you "step up" your GWB benefit base, we reserve the right to raise the charge up to 0.60% and 0.80%, respectively. See "Principal Protector(SM)" in "Contract features and benefits" later in this Prospectus.

                             o No sales charge is deducted at the time you make contributions.

                             o During the first seven contract years following a contribution, a charge of up to 7% will be deducted from amounts that you withdraw that exceed 10% of your account value. We use your account value at the beginning of each contract year to calculate the 10% amount available. There is no withdrawal charge in the eighth and later contract years following a contribution. Certain other exemptions may apply. Certain contracts may provide for a higher free withdrawal amount. See
                               Appendix IX later in this Prospectus for the free withdrawal amount that applies to your contract.
                               -----------------------------------------------------------------------------------------------------
                               The "contract date" is the effective date of a contract. This usually is the business day we received the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date appears in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is April 30.
                               -----------------------------------------------------------------------------------------------------
                             o We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. This charge is generally deducted from the amount applied to an annuity payout option.

                             o We currently deduct a $350 annuity administrative fee from amounts applied to purchase the variable immediate annuitization payout option. This option is described in a separate prospectus that is available from your financial professional.

                             o Annual expenses of the Trusts' Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. Please see "Fee table" later in this Prospectus for details.

+ THE FEES AND CHARGES SHOWN IN THIS SECTION ARE THE MAXIMUM CHARGES A CONTRACT OWNER WILL PAY. PLEASE SEE YOUR CONTRACT FOR THE
FEES AND CHARGES THAT APPLY TO YOU. ALSO, SOME OF THE OPTIONAL BENEFITS MAY NOT BE AVAILABLE UNDER YOUR CONTRACT.
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT ISSUE AGES*        NQ: 0-85
                             Rollover IRA, Roth Conversion IRA, Flexible Premium Roth IRA and Rollover TSA: 20-85
                             Flexible Premium IRA: 20-70
                             Inherited IRA: 0-70
                             QP: 20-75

* IF YOU ARE AN EXISTING CONTRACT OWNER, YOU MAY HAVE PURCHASED YOUR CONTRACT AT AN OLDER ISSUE AGE.
------------------------------------------------------------------------------------------------------------------------------------

12 Accumulator(R) at a glance -- key features


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THE TABLE ABOVE SUMMARIZES ONLY CERTAIN CURRENT KEY FEATURES AND BENEFITS OF
THE CONTRACT. THE TABLE ALSO SUMMARIZES CERTAIN CURRENT LIMITATIONS, RESTRICTIONS AND EXCEPTIONS TO THOSE FEATURES AND BENEFITS THAT WE HAVE THE RIGHT TO IMPOSE UNDER THE CONTRACT AND THAT ARE SUBJECT TO CHANGE IN THE FUTURE. IN SOME CASES, OTHER LIMITATIONS, RESTRICTIONS AND EXCEPTIONS MAY APPLY. THE CONTRACT MAY NOT CURRENTLY BE AVAILABLE IN ALL STATES. CERTAIN FEATURES AND BENEFITS DESCRIBED IN THIS PROSPECTUS MAY VARY IN YOUR STATE; ALL FEATURES AND BENEFITS MAY NOT BE AVAILABLE IN ALL CONTRACTS, IN ALL STATES OR FROM ALL SELLING BROKER-DEALERS. PLEASE SEE APPENDIX VIII LATER IN THIS PROSPECTUS FOR MORE INFORMATION ON STATE AVAILABILITY AND/OR VARIATIONS OF CERTAIN FEATURES AND BENEFITS.

For more detailed information, we urge you to read the contents of this Prospectus, as well as your contract. This Prospectus is not your contract. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The contract should be read carefully before investing. Please feel free to speak with your financial professional, or call us, if you have any questions.


OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, credits, fees and/or charges that are different from those in the contracts offered by this Prospectus. Not every contract is offered through every selling broker-dealer. Some selling broker-dealers may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts based on issue age or other criteria established by the selling broker-dealer. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the AXA Equitable annuity contracts.

You should work with your financial professional to decide whether an optional benefit is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.


                                   Accumulator(R) at a glance -- key features 13


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Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you pay when owning and surrendering the contract. Each of the charges and expenses is more fully described in "Charges and expenses" later in this Prospectus. The fees and charges shown in this section are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX later in this Prospectus for the fees and charges that apply under your contract.

All features listed below may not have been available at the time you purchased your contract. See Appendix IX later in this Prospectus for more information.

The first table describes fees and expenses that you will pay at the time that you surrender the contract or if you make certain withdrawals or apply your cash value to certain payout options or if you purchase a Variable Immediate Annuity payout option. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply.


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Maximum withdrawal charge as a percentage of contributions with-
drawn (Deducted if you surrender your contract or make certain
withdrawals or apply your cash value to certain payout options.)(1)             7.00%

Charge if you elect a variable payout option upon annuitization (which
is described in a separate prospectus for that option)                          $ 350
------------------------------------------------------------------------------------------------------------------------------------

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses.

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
------------------------------------------------------------------------------------------------------------------------------------
Maximum annual administrative charge(2)
   If your account value on a contract date anniversary is less than
   $50,000(3)                                                                   $  30
   If your account value on a contract date anniversary is $50,000
   or more                                                                      $   0

------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS EXPRESSED AS AN
 ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT ANNUAL EXPENSES

Mortality and expense risks                                                     0.75%(4)
Administrative                                                                  0.30%
Distribution                                                                    0.20%
                                                                                -------
Total Separate account annual expenses                                          1.25%


------------------------------------------------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT ANY OF THE FOLLOWING OPTIONAL BENEFITS
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM DEATH BENEFIT CHARGE (Calculated as a
percentage of the applicable benefit base. Deducted annually(2) on each contract date anniversary for which the benefit is in effect.)
   Standard death benefit                                                       No Charge
   Annual Ratchet to age 85                                                     0.30% of the Annual Ratchet to age 85 benefit base
                                                                                (maximum);
                                                                                0.25% (current)
   6% Roll-Up to age 85                                                         0.45% of the 6% Roll-Up to age 85 benefit base
   Greater of 5% Roll-Up to age 85 or Annual Ratchet to age 85                  0.50% of the greater of 5% Roll-Up to age 85 benefit
                                                                                base of the Annual Ratchet to age 85 benefit base,
                                                                                as applicable.
   Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85                  0.60% of the greater of 6% Roll-Up to age 85 benefit
                                                                                base or the Annual Ratchet to age 85 benefit base,
                                                                                as applicable
------------------------------------------------------------------------------------------------------------------------------------


14 Fee table


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
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED PRINCIPAL BENEFIT CHARGE FOR OPTION 2 (calculated as a percentage of the account value. Deducted annually(2) on the first 10
contract date anniversaries.)                                                   0.50%
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT (OR "LIVING BENEFIT")
CHARGE (Calculated as a percentage of the applicable benefit base.
Deducted annually(2) on each contract date anniversary for which the
benefit is in effect.)                                                          0.65%
------------------------------------------------------------------------------------------------------------------------------------
PROTECTION PLUS(SM) BENEFIT CHARGE (Calculated as a percentage of the account value. Deducted annually(2) on each contract date anniver-
sary for which the benefit is in effect.)                                       0.35%
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL PROTECTOR(SM) BENEFIT CHARGE (Calculated as a percentage              0.35% for the 5% GWB
of the account value. Deducted annually(2) on each contract date anni-          Annual withdrawal option
versary, provided your GWB benefit base is greater than zero.)
                                                                                0.50% for the 7% GWB
                                                                                Annual withdrawal option

If you "step up" your GWB benefit base, we reserve the right to                 0.60% for the 5% GWB
increase your charge up to:                                                     Annual withdrawal option

                                                                                0.80% for the 7% GWB
                                                                                Annual withdrawal option

Please see "Principal Protector(SM)" in "Contract features and benefits" for more information about this feature, including its benefit base and the optional step up provision, and "Principal Protector(SM) charge" in "Charges and expenses," both later in this
Prospectus, for more information about when the charge applies.
------------------------------------------------------------------------------------------------------------------------------------
NET LOAN INTEREST CHARGE - ROLLOVER TSA CONTRACTS ONLY (Calcu-
lated and deducted daily as a percentage of the outstanding loan
amount.)                                                                        2.00%(5)
------------------------------------------------------------------------------------------------------------------------------------

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 Portfolio operating expenses expressed as an annual percentage of daily net assets
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted     Lowest     Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or  ----       ----
other expenses)(6)                                                                 0.64%      1.48%


Notes:


(1) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount, if applicable:


     The withdrawal charge percentage we use is determined by the contract year in         Contract
     which you make the withdrawal or surrender your contract. For each contribution,      Year
     we consider the contract year in which we receive that contribution to be "contract   1.........7.00%
     year 1")                                                                              2.........7.00%
                                                                                           3.........6.00%
                                                                                           4.........6.00%
                                                                                           5.........5.00%
                                                                                           6.........3.00%
                                                                                           7.........1.00%
                                                                                           8+........0.00%

(2) If the contract is surrendered or annuitized or a death benefit is paid on any date other than the contract date anniversary, we will deduct a pro rata portion of the charge for that year. If you are an existing contract owner, this pro rata deduction may not apply under your contract. See Appendix IX later in this Prospectus for more information. For Principal Protector(SM) only (if available), if the contract and benefit are continued under the Beneficiary continuation option with Principal Protector(SM), the pro rata deduction for the Principal Protector(SM) charge is waived.

(3) During the first two contract years this charge, if applicable, is equal to the lesser of $30 or 2% of your account value. Thereafter, the charge, if applicable , is $30 for each contract year.

(4) These charges compensate us for certain risks we assume and expenses we incur under the contract. We expect to make a profit from these charges.

(5) We charge interest on loans under Rollover TSA contracts but also credit you interest on your loan reserve account. Our net loan interest charge is determined by the excess between the interest rate we charge over the interest rate we credit. See "Loans under Rollover TSA contracts" later in this Prospectus for more information on how the loan inter est is calculated and for restrictions that may apply.

                                                                    Fee table 15


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(6)  "Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2009 and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multimanager Technology Portfolio.



EXAMPLE

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).


The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed minimum income benefit with the enhanced death benefit that provides for the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 and Protection Plus(SM)) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2009, which results in an estimated administrative charge of 0.015% of contract value.


The fixed maturity options, guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the fixed maturity options, guaranteed interest option and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




------------------------------------------------------------------------------------------------------------------------------------
                                IF YOU SURRENDER YOUR CONTRACT                                     IF YOU DO NOT SURRENDER YOUR
                                 AT THE END OF THE APPLICABLE     IF YOU ANNUITIZE AT THE END OF    CONTRACT AT THE END OF THE
                                         TIME PERIOD                THE APPLICABLE TIME PERIOD        APPLICABLE TIME PERIOD
                                ----------------------------------------------------------------------------------------------------
                                1 YEAR 3 YEARS 5 YEARS 10 YEARS   1 YEAR 3 YEARS 5 YEARS 10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and
    expenses of any of the
    Portfolios                  $1,157 $2,001  $2,883  $5,025     N/A    $2,001  $2,883  $5,025    $457   $1,401  $2,383  $5,025
(b) assuming minimum fees and
    expenses of any of the
    Portfolios                  $1,069 $1,741  $2,460  $4,237     N/A    $1,741  $2,460  $4,237    $369   $1,141  $1,960  $4,237
------------------------------------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this Prospectus for the unit values and the number of units outstanding as of the end of the periods shown for each of the variable investment options available as of December 31, 2009.



16 Fee table


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1. Contract features and benefits


--------------------------------------------------------------------------------

HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

The following table summarizes our current rules regarding contributions to your contract, which rules are subject to change. We can refuse to accept any contribution from you at any time, including after you purchase the contract. In some states, our rules may vary. All ages in the table refer to the age of the annuitant named in the contract. Initial contribution amounts are provided for informational purposes only. The contract is no longer available to new purchasers.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. These and other contribution limitations may not be applicable in your state. Please see Appendix VIII later in this Prospectus.

--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
NQ               0 through 85    o $5,000 (initial                o After-tax money.               o For annuitants up to age 83
                                                                                                     at contract issue, no addi-
                                 o $500 (additional)              o Paid to us by check or           tional contributions may be
                                                                    transfer of contract value       made after attainment of
                                 o $100 monthly and $300            in a tax-deferred exchange       age 84, or, if later, the first
                                   quarterly under our auto-        under Section 1035 of the        contract date anniversary.*
                                   matic investment program                                          Internal Revenue Code.
                                   (additional)
                                                                                                   o For annuitants age 84 or
                                                                                                     older at contract issue,
                                                                                                     additional contributions may
                                                                                                     be made up to one year
                                                                                                     from contract issue.*
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 17


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
------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Rollover IRA     20 through 85   o $5,000 (initial)               o Eligible rollover distribu-    o For annuitants up to age 83
                                                                    tions from 403(b) plans,         at contract issue, no addi-
                                 o $50 (additional)                 qualified plans, and govern-     tional contributions may be
                                                                    mental employer 457(b)           made after attainment of
                                                                    plans.                           age 84, or, if later, the first
                                                                                                     contract date anniversary.*
                                                                  o Rollovers from another
                                                                    traditional individual retire- o For annuitants age 84 or
                                                                    ment arrangement.                older at contract issue, addi-
                                                                                                     tional contributions may be
                                                                  o Direct custodian-to-             made up to one year from
                                                                    custodian transfers from         contract issue.*
                                                                    another traditional indi-
                                                                    vidual retirement              o Contributions after age 70-1/2
                                                                    arrangement.                     must be net of required
                                                                                                     minimum distributions.
                                                                  o Regular IRA contributions.
                                                                                                   o Although we accept regular
                                                                  o Additional catch-up              IRA contributions (limited to
                                                                    contributions.                   $5,000) under rollover IRA
                                                                                                     contracts, we intend that the
                                                                                                     contract be used primarily
                                                                                                     for rollover and direct trans-
                                                                                                     fer contributions.

                                                                                                   o Additional catch-up contri-
                                                                                                     butions of up to $1,000 per
                                                                                                     calendar year where the
                                                                                                     owner is at least age 50 but
                                                                                                     under age 70-1/2 at any time
                                                                                                     during the calendar year for
                                                                                                     which the contribution is
                                                                                                     made.
------------------------------------------------------------------------------------------------------------------------------------

18 Contract features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Roth Conversion  20 through 85   o $5,000 (initial)               o Rollovers from another         o For annuitants up to age 83
IRA                                                                 Roth IRA.                        at contract issue, no addi-
                                 o $50 (additional)                                                  tional contributions may be
                                                                  o Rollovers from a "desig-         made after attainment of
                                                                    nated Roth contribution          age 84, or, if later, the first
                                                                    account" under a 401(k)          contract date anniversary.*
                                                                    plan or 403(b) plan.
                                                                                                   o For annuitants age 84 or
                                                                  o Conversion rollovers from a      older at contract issue, addi-
                                                                    traditional IRA or other         tional contributions may be
                                                                    eligible retirement plan.        made up to one year from
                                                                  o Direct transfers from            contract issue.*
                                                                    another Roth IRA.
                                                                                                   o Conversion rollovers after
                                                                  o Regular Roth IRA contribu-       age 70-1/2 must be net of
                                                                    tions.                           required minimum distribu-
                                                                                                     tions for the traditional IRA
                                                                  o Additional catch-up              or other eligible retirement
                                                                    contributions.                   plan which is the source of
                                                                                                     the conversion rollover.

                                                                                                   o Although we accept regular
                                                                                                     Roth IRA contributions (lim-
                                                                                                     ited to $5,000) under Roth
                                                                                                     IRA contracts, we intend
                                                                                                     that the contract be used
                                                                                                     primarily for rollover and
                                                                                                     direct transfer contributions.

                                                                                                   o Additional catch-up contri-
                                                                                                     butions of up to $1,000 per
                                                                                                     calendar year where the
                                                                                                     owner is at least age 50 at
                                                                                                     any time during the calendar
                                                                                                     year for which the contribu-
                                                                                                     tion is made.
------------------------------------------------------------------------------------------------------------------------------------
Rollover TSA**   20 through 85   o $5,000 (initial)               o With documentation of          o For annuitants up to age 83
                                                                    employer or plan approval,       at contract issue, no addi-
                                 o $500 (additional)                and limited to pre-tax           tional contributions may be
                                                                    funds, direct plan-to-plan       made after attainment of
                                                                    transfers from another           age 84,or, if later, the first
                                                                    403(b) plan or contract          contract date anniversary.*
                                                                    exchanges from another
                                                                    403(b) contract under the      o For annuitants age 84 or
                                                                    same plan.                       older at contract issue, addi-
                                                                                                     tional contributions may be
                                                                  o With documentation of            made up to one year from
                                                                    employer or plan approval,       contract issue.*
                                                                    and limited to pre-tax
                                                                    funds, eligible rollover dis-  o Contributions after age 70-1/2
                                                                    tributions from other 403(b)     must be net of any required
                                                                    plans, qualified plans, gov-     minimum distributions.
                                                                    ernmental employer 457(b)
                                                                    plans or traditional IRAs.     o We do not accept employer-
                                                                                                     remitted contributions.

                                                                                                   o We do not accept after tax
                                                                                                     contributions, including des-
                                                                                                     ignated Roth contributions.

See Appendix X at the end of this Prospectus for a discussion of TSA contracts.
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 19


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
------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
QP               20 through 75   o $5,000 (initial)               o Only transfer contributions    o A separate QP contract must
                                                                    from other investments           be established for each plan
                                 o $500 (additional)                within an existing defined       participant.
                                                                    contribution qualified plan
                                                                    trust.                         o We do not accept regular
                                                                                                     ongoing payroll contribu-
                                                                  o The plan must be qualified       tions or contributions
                                                                    under Section 401(a) of the      directly from the employer.
                                                                    Internal Revenue Code.
                                                                                                   o Only one additional transfer
                                                                  o For 401(k) plans, trans-         contribution may be made
                                                                    ferred contributions may         during a contract year.
                                                                    not include any after-tax
                                                                    contributions, including       o No additional transfer con-
                                                                    designated Roth contribu-        tributions after participant's
                                                                    tions.                           attainment of age 76 or, if
                                                                                                     later, the first contract date
                                                                                                     anniversary.

                                                                                                   o Contributions after age 70-1/2
                                                                                                     must be net of any required
                                                                                                     minimum distributions.

                                                                                                   o We do not accept contribu-
                                                                                                     tions from defined benefit
                                                                                                     plans.

See Appendix II at the end of this Prospectus for a discussion of purchase considerations of QP contracts.
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium 20 through 70   o $2,000 (initial)               o Regular traditional IRA        o No regular IRA contributions
IRA                                                                 contributions.                   in the calendar year you turn
                                 o $50 (additional)                                                  age 70-1/2 and thereafter.
                                                                  o Additional catch-up
                                 o $50 under our automatic          contributions.                 o Regular contributions may
                                   investment program (addi-                                         not exceed $5,000.
                                   tional)                        o Eligible rollover distribu-
                                                                    tions from other 403(b)        o Additional catch-up contri-
                                                                    plans, qualified plans, and      butions of up to $1,000 per
                                                                    governmental employer            calendar year where the
                                                                    457(b) plans.                    owner is at least age 50 but
                                                                                                     under age 70-1/2 at any time
                                                                  o Rollovers from another           during the calendar year for
                                                                    traditional individual retire-   which the contribution is
                                                                    ment arrangement.                made.

                                                                  o Direct custodian-to-custodian  o Although we accept rollover
                                                                    transfers from another tra-      and direct transfer contribu-
                                                                    ditional individual              tions under the Flexible
                                                                    retirement arrangement.          Premium IRA contract, we
                                                                                                     intend that the contract be
                                                                                                     used for ongoing regular
                                                                                                     contributions.

                                                                                                   o Rollover and direct transfer
                                                                                                     contributions may be made
                                                                                                     up to attainment of age
                                                                                                     84.*

                                                                                                   o Rollover and direct transfer
                                                                                                     contributions after age 70-1/2
                                                                                                     must be net of required
                                                                                                     minimum distributions.
------------------------------------------------------------------------------------------------------------------------------------

20 Contract features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Flexible Premium 20 through 85   o $2,000 (initial)               o Regular Roth IRA               o For annuitants up to age 83
Roth IRA                                                            contributions.                   at contract issue, no addi-
                                 o $50 (additional)                                                  tional contributions may be
                                                                  o Additional catch-up              made after the attainment of
                                 o $50 under our automatic          contributions.                   age 84, or, if later, the first
                                   investment program (addi-                                         contract date anniversary.*
                                   tional)                        o Rollovers from another
                                                                    Roth IRA.                      o Contributions are subject to
                                                                                                     income limits and other tax
                                                                  o Rollovers from a "desig-         rules.
                                                                    nated Roth contribution
                                                                    account" under a 401(k)        o Regular Roth IRA contribu-
                                                                    plan or 403(b) plan.             tions may not exceed
                                                                                                     $ 5,000.
                                                                  o Conversion rollovers from a
                                                                    traditional IRA or other       o Additional catch-up contri-
                                                                    eligible retirement plan.        butions of up to $1,000 per
                                                                                                     calendar year where the
                                                                  o Direct transfers from            owner is at least age 50 at
                                                                    another Roth IRA.                any time during the calendar
                                                                                                     year for which the contribu-
                                                                                                     tion is made.

                                                                                                   o Although we accept rollover
                                                                                                     and direct transfer contribu-
                                                                                                     tions under the Flexible
                                                                                                     Premium Roth IRA contract,
                                                                                                     we intend that the contract
                                                                                                     be used for ongoing regular
                                                                                                     Roth IRA contributions.

                                                                                                   o For annuitants age 84 and
                                                                                                     older at contract issue, addi-
                                                                                                     tional contributions may be
                                                                                                     made up to one year from
                                                                                                     contract issue.*
------------------------------------------------------------------------------------------------------------------------------------

                                               Contract features and benefits 21


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
------------------------------------------------------------------------------------------------------------------------------------
                 AVAILABLE
                 FOR ANNUITANT   MINIMUM
 CONTRACT TYPE   ISSUE AGES*     CONTRIBUTIONS                    SOURCE OF CONTRIBUTIONS          LIMITATIONS ON CONTRIBUTIONS+
------------------------------------------------------------------------------------------------------------------------------------
Inherited IRA    0-70            o $5,000 (initial)               o Direct custodian-to-           o Any additional contributions
Beneficiary                                                         custodian transfers of your      must be from the same type
Continuation                     o $1,000 (additional)              interest as a death benefi-      of IRA of the same deceased
Contract (tradi-                                                    ciary of the deceased            owner.
tional IRA or                                                       owner's traditional indi-
Roth IRA)                                                           vidual retirement              o Non-spousal beneficiary
                                                                    arrangement or Roth IRA to       direct rollover contributions
                                                                    an IRA of the same type.         from qualified plans, 403(b)
                                                                                                     plans and governmental
                                                                                                     employer 457(b) plans may
                                                                                                     be made to an Inherited IRA
                                                                                                     contract under specified
                                                                                                     circumstances.
------------------------------------------------------------------------------------------------------------------------------------

+ Additional contributions may not be permitted under certain conditions in your state. If you purchase Guaranteed principal benefit option 2, no contributions are permitted after the six month period beginning on the contract date. Please see Appendix VIII later in the Prospectus to see if additional contributions are permitted in your state.

*    Please see Appendix IX for variations that may apply to your contract.

** May not be available from all Selling broker-dealers. Also, Rollover TSA is available only where the employer sponsoring the 403(b) plan currently contributes to one or more other 403(b) annuity contracts issued by AXA Equitable for active plan participants (the purchaser of the Accumulator(R) Rollover TSA may also be, but need not be, an owner of the other 403(b) annuity contract).


See "Tax information" later in this Prospectus for a more detailed discussion of sources of contributions and certain contribution limitations. For information on when contributions are credited under your contract see "Dates and prices at which contract events occur" in "More information" later in this Prospectus. Please review your contract for information on contribution limitations.


22 Contract features and benefits


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OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different from the owner. A joint owner may also be named. Only natural persons can be joint owners. This means that an entity such as a corporation cannot be a joint owner.

If the Spousal protection feature is available under your contract and is elected, the spouses must be joint owners, one of the spouses must be the annuitant, and both must be named as the only primary beneficiaries. The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

In general, we will not permit a contract to be owned by a minor unless it is pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act in your state.

Under all IRA and Rollover TSA contracts, the owner and annuitant must be the same person. In some cases, an IRA contract may be held in a custodial individual retirement account for the benefit of the individual annuitant. This option may not be available under your contract. See "Inherited IRA beneficiary continuation contract" later in this section for Inherited IRA owner and annuitant requirements.

Under QP contracts, the owner must be the trustee of the qualified plan and the annuitant must be the plan participant/employee. See Appendix II later in this Prospectus for more information on QP contracts.

PURCHASE CONSIDERATIONS FOR A CHARITABLE REMAINDER TRUST. If you purchased the contract to fund a charitable remainder trust and elected either the Guaranteed minimum income benefit ("GMIB") or an enhanced death benefit, you should strongly consider "split-funding": that is, the trust holds investments in addition to this Accumulator(R) contract. Charitable remainder trusts are required to take specific distributions. The charitable remainder trust annual withdrawal requirement may be equal to a percentage of the donated amount or a percentage of the current value of the donated amount. If your Accumulator(R) contract is the only source for such distributions, the payments you need to take may significantly reduce the value of those guaranteed benefits. Such amount may be greater than the annual increase in the GMIB and/or the enhanced death benefit base. See the discussion of these benefits later in this section.



HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as noted below, contributions must be by check drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. We may also apply contributions made pursuant to an intended Section 1035 tax-free exchange or a direct transfer. We do not accept starter checks or travelers' checks. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

For your convenience, we will accept contributions by wire transmittal from certain broker-dealers who have agreements with us for this purpose, including circumstances under which such contributions are considered received by us when your order is taken by such broker-dealers. Additional contributions may also be made under our automatic investment program. These methods of payment are discussed in detail in "More information" later in this Prospectus.

--------------------------------------------------------------------------------
The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year."
The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1, your contract date anniversary is
April 30.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Our "business day" is generally any day the New York Stock Exchange is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. For more information about our business day and our pricing of transactions, please see "Dates and prices at which contract events occur."
--------------------------------------------------------------------------------

WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

You can choose from among the variable investment options, the guaranteed interest option, the fixed maturity options and the account for special dollar cost averaging.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the variable investment options will depend on the investment performance of the underlying portfolios. You can lose your principal when investing in the variable investment options. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market variable investment option. Listed below are the currently available Portfolios, their investment objectives and their advisers. We may, at any time, exercise our rights to limit or terminate your contributions.



                                              Contract features and benefits  23


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PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of the contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, due to the relative diversification of the underlying portfolios covering various asset classes and categories, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST--CLASS B
SHARES                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                 OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION      Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION    Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS          Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                    greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION        Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS              Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                    with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE        Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY                                                                                  o AXA Equitable
                                                                                         o ClearBridge Advisors, LLC
                                                                                         o Legg Mason Capital Management, Inc.
                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND         Seeks a balance of high current income and capital        o BlackRock Financial Management, Inc.
                               appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                           LLC
                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL     Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY                                                                                  o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o JPMorgan Investment Management Inc.
                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 CORE EQUITY                                                                             o AXA Equitable
                                                                                         o Janus Capital Management LLC
                                                                                         o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


24 Contract features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST--CLASS B
SHARES                                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                 OBJECTIVE                                                APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Seeks long-term growth of capital.                       o Goodman & Co. NY Ltd.
 GROWTH*                                                                                o SSgA Funds Management, Inc.
                                                                                        o T. Rowe Price Associates, Inc.
                                                                                        o Westfield Capital Management Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP         Seeks long-term growth of capital.                       o AllianceBernstein L.P.
 VALUE                                                                                  o AXA Equitable
                                                                                        o Institutional Capital LLC
                                                                                        o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP           Seeks long-term growth of capital.                       o AllianceBernstein L.P.
 GROWTH                                                                                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisers, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE     Seeks long-term growth of capital.                       o AXA Equitable
                                                                                        o AXA Rosenberg Investment Management LLC
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Tradewinds Global Investors, LLC
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR      Seeks high total return through a combination of         o Pacific Investment Management Company
 BOND                          current income and capital appreciation.                   LLC
                                                                                        o Post Advisory Group, LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Seeks long-term growth of capital.                       o AXA Equitable
 GROWTH                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Eagle Asset Management, Inc.
                                                                                        o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP         Seeks long-term growth of capital.                       o AXA Equitable
 VALUE                                                                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisory Services, LLC
                                                                                        o Pacific Global Investment Management
                                                                                          Company
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY        Seeks long-term growth of capital.                       o AXA Equitable
                                                                                        o RCM Capital Management LLC
                                                                                        o SSgA Funds Management, Inc.
                                                                                        o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 25


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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST--CLASS IB
SHARES                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN          Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL    Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
 CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP     Seeks to achieve long-term total return.                   o AXA Equitable
 VALUE CORE                                                                              o BlackRock Investment Management, LLC
                                                                                         o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE      Seeks to achieve capital appreciation and secondarily,     o BlackRock Investment Management, LLC
 EQUITY                       income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL    Seeks to provide current income and long-term growth of    o BlackRock International Limited
 VALUE                        income, accompanied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY     Seeks a combination of growth and income to achieve an     o Boston Advisors, LLC
 INCOME                       above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY           Seeks to achieve long-term capital appreciation.           o Bridgeway Capital Management, Inc.
 RESPONSIBLE                                                                             o Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH    Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN           Seeks to achieve long-term growth of capital.              o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX         Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                              approximates the total return performance of the Russell
                              3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX            Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                              approximates the total return performance of the Barclays
                              Capital U.S. Aggregate Bond Index, including reinvest-
                              ment of dividends, at a risk level consistent with that
                              of the Barclays Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE     Seeks to achieve long-term growth of capital.              o Davis Selected Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX           Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                              approximates the total return performance of the S&P
                              500 Index, including reinvestment of dividends, at a risk
                              level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS         Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                         o BlackRock Capital Management, Inc.
                                                                                         o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED     Seeks to maximize income while maintaining prospects       o AXA Equitable
                              for capital appreciation.                                  o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON         Primarily seeks capital appreciation and secondarily       o Franklin Advisers, Inc.
 ALLOCATION                   seeks income.                                              o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND          Seeks to achieve capital appreciation.
 ACQUISITIONS                                                                            o GAMCO Asset Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


26 Contract features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST--CLASS IB
SHARES                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY        Seeks to maximize capital appreciation.                    o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS           Seeks to achieve capital growth and current income.        o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o First International Advisors, LLC
                                                                                         o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR        Seeks to achieve long-term capital appreciation.           o AXA Equitable
 EQUITY                                                                                  o BlackRock Investment Management, LLC
                                                                                         o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT    Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
 BOND INDEX                   approximates the total return performance of the Barclays
                              Capital Intermediate U.S. Government Bond Index, includ-
                              ing reinvestment of dividends, at a risk level consistent
                              with that of the Barclays Capital Intermediate U.S.
                              Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS    Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Hirayama Investments, LLC
                                                                                         o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH       Seeks to achieve capital appreciation.                     o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE             Seeks to achieve long-term capital appreciation.           o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS        Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                              ondary objective to seek reasonable current income. For    o BlackRock Investment Management, LLC
                              purposes of this Portfolio, the words "reasonable current  o Institutional Capital LLC income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX     Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                              approximates the total return performance of the Russell
                              1000 Growth Index, including reinvestment of dividends
                              at a risk level consistent with that of the Russell 1000
                              Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS      Seeks to provide long-term capital growth.                 o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX      Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                              approximates the total return performance of the Russell
                              1000 Value Index, including reinvestment of dividends, at
                              a risk level consistent with that of the Russell 1000
                              Value Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS       Seeks to achieve long-term growth of capital.              o AllianceBernstein L.P.
                                                                                         o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------


                                               Contract features and benefits 27


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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST--CLASS IB
SHARES                                                                                   INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND     Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 INCOME                       income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP      Seeks to achieve capital appreciation and growth of        o Lord, Abbett & Co. LLC
 CORE                         income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX              Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
                              approximates the total return performance of the S&P
                              Mid Cap 400 Index, including reinvestment of dividends,
                              at a risk level consistent with that of the S&P Mid Cap
                              400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS         Seeks to achieve long-term capital appreciation.           o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET               Seeks to obtain a high level of current income, preserve   o The Dreyfus Corporation
                              its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL          Seeks to achieve capital appreciation.                     o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP     Seeks to achieve capital growth.                           o Morgan Stanley Investment Management Inc.
 GROWTH**
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY    Seeks to achieve capital appreciation, which may occa-     o AXA Equitable
                              sionally be short-term, and secondarily, income.           o BlackRock Investment Management, LLC
                                                                                         o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL         Seeks to achieve capital appreciation.                     o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND     Seeks to generate a return in excess of traditional money  o Pacific Investment Management Company,
                              market products while maintaining an emphasis on             LLC
                              preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS          Seeks to achieve high current income consistent with       o AllianceBernstein L.P.
                              moderate risk to capital.                                  o AXA Equitable
                                                                                         o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX        Seeks to replicate as closely as possible (before the      o AllianceBernstein L.P.
                              deduction of Portfolio expenses) the total return of the
                              Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH       Seeks to achieve long-term capital appreciation and        o T. Rowe Price Associates, Inc.
 STOCK                        secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY    Seeks to achieve long-term capital growth.                 o AXA Equitable
                                                                                         o BlackRock Investment Management, LLC
                                                                                         o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME      Seeks to achieve total return through capital              o UBS Global Asset Management
                              appreciation with income as a secondary consideration.       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK        Seeks to achieve capital growth and income.                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE      Seeks to achieve long-term capital growth.                 o Wells Capital Management, Inc.
 OMEGA GROWTH***
------------------------------------------------------------------------------------------------------------------------------------


28 Contract features and benefits


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*    Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.



                                               Contract features and benefits 29


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GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this Prospectus.

We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

(1)  the minimum interest rate guaranteed over the life of the contract,

(2)  the yearly guaranteed interest rate for the calendar year, and

(3)  the current interest rate.


We set current interest rates periodically based on our discretion and according to our procedures that we have in effect at the time. We reserve the right to change these procedures. All interest rates are effective annual rates, but before deduction of annual administrative charges, any withdrawal charges and any optional benefit charges. See Appendix VIII later in this Prospectus for state variations.

Depending on the state where your contract was issued, your lifetime minimum rate ranges from 1.50% to 3.00%. The data page for your contract shows the lifetime minimum rate. Check with your financial professional as to which rate applies in your state. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2010 is 1.50%, 2.25%, 2.75% or 3.00%, depending on your lifetime minimum rate. Current interest rates will never be less than the yearly guaranteed interest rate.


See "Transferring your money among the investment options" later in this Prospectus for restrictions on transfers from the guaranteed interest option.


FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. We will not accept allocations to a fixed maturity option if, on the date the contribution or transfer is to be applied, the rate to maturity is 3%. This means that, at any given time, we may not offer fixed maturity options with all ten possible maturity dates. You can allocate your contributions to one or more of these fixed maturity options, however, you may not have more than 12 different maturities running during any contract year. This limit includes any maturities that have had any allocation or transfers even if the entire amount is withdrawn or transferred during the contract year. These amounts become part of a non-unitized separate account. Interest is earned at a guaranteed rate we set for each fixed maturity option based on our discretion and according to our procedures ("rate to maturity"). The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in all states. Check with your financial professional or see Appendix VIII later in this Prospectus to see if fixed maturity options are available in your state.


--------------------------------------------------------------------------------
Fixed maturity options generally range from one to ten years to maturity.
--------------------------------------------------------------------------------

Under the Special 10 year fixed maturity option (which is available only under contracts that offer GPB Option 2), additional contributions will have the same maturity date as your initial contribution (see "The guaranteed principal benefits" below). The rate to maturity you will receive for each additional contribution is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution.

On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amounts will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We offer fixed maturity options with maturity dates ranging from one to ten years. Not all of these fixed maturity options will be available for annuitant ages 76 and older. See "Allocating your contributions" below.

Each new contribution is applied to a new fixed maturity option. When you applied for an Accumulator(R) contract, a 60-day rate lock-in was applied from the date the application was signed. Any contributions received and designated for a fixed maturity option during that period received the then current fixed maturity option rate or the rate that was in effect on the date that the application was signed, whichever had been greater. There is no rate lock available for subsequent contributions to the contract after 60 days, transfers from any of the variable investment options or the guaranteed interest option into a fixed maturity option or transfers from one fixed maturity option to another.

YOUR CHOICES AT THE MATURITY DATE. We will notify you between 15 and 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the restrictive conditions listed in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, any of the variable investment options or the guaranteed interest option; or

(b)  withdraw the maturity value (there may be a withdrawal charge).


If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the shortest available maturity option beginning on that date. As of February 16, 2010, the next available maturity date was February 16, 2017. If no fixed maturity options are available, we will transfer your maturity value to the EQ/Money Market option.



30  Contract features and benefits


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MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. A market value adjustment will also apply if amounts in a fixed maturity option are used to purchase any annuity payment option prior to the maturity date and may apply on payment of a death benefit. The market value adjustment, positive or negative, resulting from a withdrawal or transfer (including a deduction for withdrawal charges) of a portion of the amount in the fixed maturity option will be a percentage of the market value adjustment that would apply if you were to withdraw the entire amount in that fixed maturity option. The market value adjustment applies to the amount remaining in a fixed maturity option and does not reduce the actual amount of a withdrawal. The amount applied to an annuity payout option will reflect the application of any applicable market value adjustment (either positive or negative). We only apply a positive market value adjustment to the amount in the fixed maturity option when calculating any death benefit proceeds under your contract. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate we have in effect at that time for new fixed maturity options (adjusted to reflect a similar maturity date), and

(b)  the length of time remaining until the maturity date.

If fixed maturity option interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if fixed maturity option interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.

We provide an illustration of the market adjusted amounts of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, in "More information" later in this Prospectus. Appendix III at the end of this Prospectus provides an example of how the market value adjustment is calculated.

ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING


The account for special dollar cost averaging is part of our general account. We pay interest at guaranteed rates in this account. We will credit interest to the amounts that you have in the account for special dollar cost averaging every day. We set the interest rates periodically based on our discretion and according to procedures that we have. We reserve the right to change these procedures.


We guarantee to pay our current interest rate that is in effect on the date that your contribution is allocated to this account. Your guaranteed interest rate for the time period you selected was shown in your contract for an initial contribution. The rate will never be less than the lifetime minimum rate for the guaranteed interest option. See "Allocating your contributions" below for rules and restrictions that apply to the special dollar cost averaging program.


ALLOCATING YOUR CONTRIBUTIONS

You may choose from among three ways to allocate your contributions under your contract: self-directed, the guaranteed principal benefits (at contract issue only) or dollar cost averaging. Subsequent contributions are allocated according to instructions on file unless you provide new instructions.

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


SELF-DIRECTED ALLOCATION

You may allocate your contributions to one or more, or all, of the variable investment options, the guaranteed interest option (subject to restrictions in certain states-See Appendix VIII later in this Prospectus for state variations) and fixed maturity options. Allocations must be in whole percentages and you may change your allocations at any time. The total of your allocations into all available investment options must equal 100%. If the annuitant is age 76-80, you may allocate contributions to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you may allocate contributions to fixed maturity options with maturities of five years or less. Also, you may not allocate amounts to fixed maturity options with maturity dates that are later than the date annuity payments are to begin.


THE GUARANTEED PRINCIPAL BENEFITS (INCLUDING PRINCIPAL ASSURANCE)

We offered a guaranteed principal benefit ("GPB") with two options. See Appendix VIII later in this Prospectus for more information on state availability and Appendix IX for contract variation and/or availability of these benefits. You could only elect one of the GPBs. Neither GPB was available under Inherited IRA contracts. We did not offer either GPB when the rate to maturity for the applicable fixed maturity option was 3%. Both GPB options allow you to allocate a portion of your total contributions to the variable investment options, while ensuring that your account value will at least equal your contributions adjusted for withdrawals and transfers on a specified date. GPB Option 2 generally provides you with the ability to allocate more of your contributions to the variable investment options than could be allocated using GPB Option 1 (also known as Principal assurance). If you elected either GPB, you could not elect the Guaranteed minimum income benefit, Principal Protector(SM), the systematic withdrawals option or the substantially equal withdrawals option. However, certain contract


                                              Contract features and benefits  31


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owners who elected GPB are not subject to these restrictions. See Appendix IX for information on what applies under your contract.

You could elect GPB Option 1 only if the annuitant was age 80 or younger when the contract was issued (after age 75, only the 7-year fixed maturity option was available). You could elect GPB Option 2 only if the annuitant was age 75 or younger when the contract was issued. GPB Option 2 is not available for purchase with any Flexible Premium IRA contract whether traditional or Roth. If you purchased an IRA, QP or Rollover TSA contract, before you either purchased GPB Option 2 or elected GPB Option 1 with a maturity year that would extend beyond the year in which you will reach age 70-1/2, you should have considered whether your value in the variable investment options, guaranteed interest option and permissible funds outside the contract were sufficient to meet your required minimum distributions. See "Tax information" later in this Prospectus. If you elected GPB Option 2 and change ownership of the contract, GPB Option 2 will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.


GUARANTEED PRINCIPAL BENEFIT OPTION 1 (UNDER CERTAIN CONTRACTS, THIS FEATURE IS CALLED "PRINCIPAL ASSURANCE"). GPB Option 1 was available at contract issue only. Under GPB Option 1, you selected a fixed maturity option at the time you signed your application. We specified a portion of your initial contribution and allocated it to that fixed maturity option in an amount that will cause the maturity value to equal the amount of your entire initial contribution on the fixed maturity option's maturity date. The percentage of your contribution allocated to the fixed maturity option was calculated based upon the rate to maturity then in effect for the fixed maturity option you chose. Your contract contains information on the amount of your contribution allocated to the fixed maturity option. The maturity date you selected generally could not be later than 10 years, or earlier than 7 years from your contract date. If you were to make any withdrawals or transfers from the fixed maturity option before the option's maturity date, the amount in the fixed maturity option will be adjusted and may no longer grow to equal your initial contribution under GPB Option 1. You allocated the remainder of your initial contribution to the investment options and guaranteed interest option however you chose (unless you elected a dollar cost averaging program, in which case the remainder of your initial contribution was allocated to the dollar cost averaging program). Upon the maturity date of the fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." There is no charge for GPB Option 1.


GUARANTEED PRINCIPAL BENEFIT OPTION 2. GPB Option 2 was only available at contract issue. IF YOU PURCHASED GPB OPTION 2, YOU MAY NOT MAKE ADDITIONAL CONTRIBUTIONS TO YOUR CONTRACT AFTER SIX MONTHS FROM THE CONTRACT ISSUE DATE OR AT ANY EARLIER TIME IF AT SUCH TIME THE THEN APPLICABLE RATE TO MATURITY ON THE SPECIAL 10 YEAR FIXED MATURITY OPTION IS 3%. Therefore, any discussion in this Prospectus that involves any additional contributions after the first six months will be inapplicable. This feature was not available under all contracts.

We have specified the portion of your initial contribution, and any additional permitted contributions, to be allocated to a Special 10 year fixed maturity option. Your contract contains information on the percentage of applicable contributions allocated to the Special 10 year fixed maturity option. You may allocate the rest of your contributions among the investment options (other than the Special 10 year fixed maturity option) however you choose, as permitted under your contract (unless you elect a dollar cost averaging program, in which case all contributions, other than amounts allocated to the Special 10 year fixed maturity option, must be allocated to the dollar cost averaging program). The Special 10 year fixed maturity option will earn interest at the specified rate to maturity then in effect.

If on the 10th contract date anniversary, your annuity account value is less than the amount that is guaranteed under GPB Option 2, we will increase your annuity account value to be equal to the guaranteed amount under GPB Option 2. Any such additional amounts added to your annuity account value will be allocated to the EQ/Money Market investment option. After the maturity date of the Special 10 year fixed maturity option, the guarantee under GPB Option 2 will terminate. Upon the maturity date of the Special 10 year fixed maturity option, you will be provided with the same notice and the same choices with respect to the maturity value as described above under "Your choices at the maturity date." The guaranteed amount under GPB Option 2 is equal to your initial contribution adjusted for any additional permitted contributions, transfers out of the Special 10 year fixed maturity option and withdrawals from the contract (see "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus). Any transfers or withdrawals from the Special 10 year fixed maturity option will also be subject to a market value adjustment (see "Market value adjustment" under "Fixed maturity options" above in this section).

If you purchased the Guaranteed principal benefit option 2, you can not voluntarily terminate this benefit. GPB Option 2 will terminate if the contract terminates before the maturity date of the Special 10 year fixed maturity option. If the owner and the annuitant are different people and the owner dies before the maturity date of the Special 10 year fixed maturity option, we will continue GPB Option 2 only if the contract can continue through the maturity date of the Special 10 year fixed maturity option. If the contract cannot so continue, we will terminate GPB Option 2. GPB Option 2 will continue where there is a successor owner/annuitant. GPB Option 2 will terminate upon the exercise of the beneficiary continuation option. See "Payment of death benefit" later in this Prospectus for more information about the continuation of the contract after the death of the owner and/or the annuitant.

There is a fee associated with GPB Option 2 (see "Charges and expenses" later in this Prospectus). You should note that the purchase of GPB Option 2 would not have been appropriate if you wanted to make additional contributions to your contract beyond the first six months after your contract was issued. If you later decide that you would like to make additional contributions to the Accumulator(R) contract, we may permit you to purchase another contract. If we do,


32  Contract features and benefits


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however, you should note that we do not reduce or waive any of the charges on the new contract, nor do we guarantee that the features available under the contract will be available under the new contract. This means that you might end up paying more with respect to certain charges than if you had simply purchased a single contract (for example, the administrative charge).

The purchase of GPB Option 2 also would not have been appropriate if you planned on terminating your contract before the maturity date of the Special 10 year fixed maturity option. In addition, because we prohibit contributions to your contract after the first six months, certain contract benefits that are dependent upon contributions or account value will be limited (for example, the guaranteed death benefits and Protection Plus(SM)). You should also note that if you intended to allocate a large percentage of your contributions to the guaranteed interest option or other fixed maturity options, the purchase of GPB Option 2 would not have been appropriate because of the guarantees already provided by these options. An example of the effect of GPB Option 1 and GPB Option 2 on your annuity contract is included in Appendix VI later in this Prospectus.


DOLLAR COST AVERAGING

We offer a variety of dollar cost averaging programs. You may only participate in one program at a time. Each program allows you to gradually allocate amounts to available investment options by periodically transferring approximately the same dollar amount to the investment options you select. Regular allocations to the variable investment options will cause you to purchase more units if the unit value is low and fewer units if the unit value is high. Therefore, you may get a lower average cost per unit over the long term. These plans of investing, however, do not guarantee that you will earn a profit or be protected against losses. You may not make transfers to the fixed maturity options.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------

SPECIAL DOLLAR COST AVERAGING PROGRAM. Under the special dollar cost averaging program, you may choose to allocate all or a portion of any eligible contribution to the account for special dollar cost averaging. Contributions into the account for special dollar cost averaging may not be transfers from other investment options. Your initial allocation to any special dollar cost averaging program time period must be at least $2,000 and any subsequent contribution to that same time period must be at least $250. You may only have one time period in effect at any time and once you select a time period, you may not change it. In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging." If you elect Principal Protector(SM), you may not participate in the special dollar cost averaging program.

You may have your account value transferred to any of the variable investment options. We will transfer amounts from the account for special dollar cost averaging into the variable investment options over an available time period that you select. We offer time periods of 3, 6 or 12 months, during which you will receive an enhanced interest rate. We may also offer other time periods. Your financial professional can provide information on the time periods and interest rates currently available in your state, or you may contact our processing office. If the special dollar cost averaging program was selected at the time you applied to purchase the Accumulator(R) contract, a 60 day rate lock was applied from the date of application. Any contribution(s) received during that 60 day period were credited with the interest rate offered on the date of application for the remainder of the time period selected at application. Any contribution(s) received after the 60 day rate lock period ended will be credited with the then current interest rate for the remainder of the time period selected at application. Contribution(s) made to a special dollar cost averaging program selected after the Accumulator(R) contract has been issued will be credited with the then current interest rate on the date the contribution is received by AXA Equitable for the time period initially selected by you. Once the time period you selected has run, you may then select another time period for future contributions. At that time, you may also select a different allocation for transfers to the variable investment options, or, if you wish, we will continue to use the selection that you have previously made. Currently, your account value will be transferred from the account for special dollar cost averaging into the variable investment options on a monthly basis. We may offer this program in the future with transfers on a different basis.

We will transfer all amounts out of the account for special dollar cost averaging by the end of the chosen time period. The transfer date will be the same day of the month as the contract date, but not later than the 28th day of the month. For a special dollar cost averaging program selected after application, the first transfer date and each subsequent transfer date for the time period selected will be one month from the date the first contribution is made into the special dollar cost averaging program, but not later than the 28th day of the month.

If you choose to allocate only a portion of an eligible contribution to the account for special dollar cost averaging, the remaining balance of that contribution will be allocated to the variable investment options, guaranteed interest option or fixed maturity options according to your instructions.

The only transfers that will be made from the account for special dollar cost averaging are your regularly scheduled transfers to the variable investment options. No amounts may be transferred from the account for special dollar cost averaging to the guaranteed interest option or the fixed maturity options. If you request to transfer or withdraw any other amounts from the account for special dollar averaging, we will transfer all of the value that you have remaining in the account for special dollar cost averaging to the investment options according to the allocation percentages for special dollar cost averaging we have on file for you. You may ask us to cancel your participation at any time.

GENERAL DOLLAR COST AVERAGING PROGRAM. If your value in the EQ/Money Market option is at least $5,000, you may choose, at any time, to have a specified dollar amount or percentage of your value transferred from that option to the other variable investment options. You can select to have transfers made on a monthly, quarterly or annual basis. The transfer date will be the same calendar day of the month as the contract date, but not later than the 28th day of the month. You can also specify the number of transfers or instruct us to continue making the transfers until all amounts in the EQ/Money Market option have been transferred out. The minimum amount that we will transfer each time is $250.


                                              Contract features and benefits  33


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If, on any transfer date, your value in the EQ/Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. The general dollar cost averaging program will then end. You may change the transfer amount once each contract year or cancel this program at any time.


INVESTMENT SIMPLIFIER

FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice. Transfers may be made on a monthly, quarterly or annual basis. You can specify the number of transfers or instruct us to continue to make transfers until all available amounts in the guaranteed interest option have been transferred out.

In order to elect the fixed-dollar option, you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our processing office. The transfer date will be the same calendar day of the month as the contract date but not later than the 28th day of the month. The minimum transfer amount is $50. Unlike the account for special dollar cost averaging, this option does not offer enhanced rates. Also, the option is subject to the guaranteed interest option transfer limitations described under "Transferring your account value" in "Transferring your money among investment options" later in this Prospectus. While the program is running, any transfer that exceeds those limitations will cause the program to end for that contract year. You will be notified. You must send in a request form to resume the program in the next or subsequent contract years.

If, on any transfer date, your value in the guaranteed interest option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred, and the program will end. You may change the transfer amount once each contract year or cancel this program at any time.

INTEREST SWEEP OPTION. Under this option, you may elect to have monthly transfers from amounts in the guaranteed interest option into the variable investment options of your choice. The transfer date will be the last business day of the month. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election. On the last day of each month, we check to see whether you have at least $7,500 in the guaranteed interest option. We will automatically cancel the interest sweep program if the amount in the guaranteed interest option is less than $7,500 on the last day of the month for two months in a row. For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.

                      ----------------------------------

You may not currently participate in any dollar cost averaging program if you are participating in the Option II rebalancing program. Under the Option I rebalancing program you may participate in any of the dollar cost averaging programs except general dollar cost averaging. If you elect a GPB and a dollar cost averaging program, 100% of your contributions not allocated to the fixed maturity option under the GPB must be allocated to the dollar cost averaging program you elect. You may only participate in one dollar cost averaging program at a time. See "Transferring your money among investment options" later in this Prospectus. Also, for information on how the dollar cost averaging program you select may affect certain guaranteed benefits see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" immediately below.

We do not deduct a transfer charge for any transfer made in connection with our dollar cost averaging and Investment Simplifier programs. Not all dollar cost averaging programs are available in every state. See Appendix VIII later in this Prospectus for more information on state availability.


GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED MINIMUM INCOME BENEFIT BASE

The Guaranteed minimum death benefit base and Guaranteed minimum income benefit base (hereinafter, in this section called your "benefit base") are used to calculate the Guaranteed minimum income benefit (known as the "Living Benefit" under certain existing contracts) and the death benefits, as described in this section. The benefit base for the Guaranteed minimum income benefit and an enhanced death benefit will be calculated as described below in this section whether these options are elected individually or in combination. Your benefit base is not an account value or a cash value. See also "Guaranteed minimum income benefit option" and "Guaranteed minimum death benefit" below.

STANDARD DEATH BENEFIT. Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

6% (OR 5%) ROLL-UP TO AGE 85 (USED FOR THE 6% ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 ENHANCED DEATH BENEFIT OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). Your benefit base is equal to:

o your initial contribution and any additional contributions to the contract;
  plus

o daily roll-up; less

o a deduction that reflects any withdrawals you make (including any applicable withdrawal charges). The amount of this deduction is described under "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the


34  Contract features and benefits


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  section entitled "Charges and expenses" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in the Prospectus.

The effective annual roll-up rate credited to the benefit base is:


o 6% (or 5%) with respect to the variable investment options (other than EQ/Intermediate Government Bond Index and EQ/Money Market), and the account for special dollar cost averaging; the effective annual rate is 4% in Washington. Please see Appendix VIII later in this Prospectus to see what roll-up rate applies in your state or Appendix IX for what applies to your contract; and

o 3% with respect to the EQ/Intermediate Government Bond Index, EQ/Money Market, the fixed maturity options, the Special 10 year fixed maturity option, the guaranteed interest option and the loan reserve account under Rollover TSA (if applicable).


The benefit base stops rolling up after the contract date anniversary following the annuitant's 85th birthday.


ANNUAL RATCHET TO AGE 85 (USED FOR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND FOR THE GUARANTEED MINIMUM INCOME BENEFIT). If you have not taken a withdrawal from your contract, your benefit base is equal to the greater of either:

o your initial contribution to the contract (plus any additional contributions),

                                       or

o your highest account value on any contract date anniversary up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet).


If you have taken a withdrawal from your contract, your benefit base will be reduced from the amount described above. See "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus. The amount of any withdrawal charge is described under "Withdrawal charge" in "Charges and expenses" later in this Prospectus. At any time after a withdrawal, your benefit base is equal to the greater of either:


o your benefit base immediately following the most recent withdrawal (plus any additional contributions made after the date of such withdrawal),

                                       or

o your highest account value on any contract date anniversary after the date of the most recent withdrawal, up to the contract date anniversary following the owner's (or older joint owner's, if applicable) 85th birthday (plus any contributions made since the most recent Annual Ratchet after the date of such withdrawal).



GREATER OF 6% (OR 5%) ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 ENHANCED DEATH BENEFIT AND THE GUARANTEED MINIMUM INCOME BENEFIT. Your benefit base is equal to the greater of the benefit base computed for the 6% (or 5%) Roll-Up to age 85 or the benefit base computed for the Annual Ratchet to age 85, as described immediately above. For the Guaranteed minimum income benefit, the benefit base is reduced by any applicable withdrawal charge remaining when the option is exercised. For more information, see "Withdrawal charge" in "Charges and expenses" later in the Prospectus.


GUARANTEED MINIMUM DEATH BENEFIT/GUARANTEED MINIMUM INCOME BENEFIT ROLL-UP BENEFIT BASE RESET. If both the Guaranteed minimum income benefit AND the Greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit (the "Greater of enhanced death benefit") are elected, you may reset the Roll-Up benefit base for these guaranteed benefits to equal the account value as of the 5th or later contract date anniversary. The reset amount would equal the account value as of the contract date anniversary on which you reset your Roll-Up benefit base. The 6% Roll-Up continues to age 85 on any reset benefit base.

We will send you a notice in each year that the Roll-Up benefit base is eligible to be reset, and you will have 30 days from your contract date anniversary to reset your Roll-Up benefit base. Each time you reset the Roll-Up benefit base, your Roll-Up benefit will not be eligible for another reset for five years. If after your death your spouse continues the contract as Successor owner/annuitant, the benefit base will be eligible to be reset either five years from the contract date or from the last reset date, if applicable. The last age at which the benefit base is eligible to be reset is annuitant age 75.

It is important to note that once you have reset your Roll-Up benefit base a new waiting period to exercise the Guaranteed minimum income benefit will apply from the date of reset; you may not exercise until the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. See "Exercise rules" under "Guaranteed minimum income benefit option" below for more information. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the exercise waiting period. Also, even when there is no additional charge when you reset your Roll-Up benefit base, the total dollar amount charged on future contract date anniversaries may increase as a result of the reset since the charges may be applied to a higher benefit base than would have been otherwise applied. See "Charges and expenses" in the Prospectus.

The Roll-Up benefit base for both the Greater of enhanced death benefit and the Guaranteed minimum income benefit are reset simultaneously when you request a Roll-Up benefit base reset. You cannot elect a Roll-Up benefit base reset for one benefit and not the other.

For information about whether the Guaranteed death benefit/
Guaranteed minimum income benefit roll-up benefit base reset is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum death benefit/ guaranteed minimum income benefit roll-up benefit base reset is also subject to state approval. Please contact your financial professional for more information about availability in your state.

ANNUITY PURCHASE FACTORS

Annuity purchase factors are the factors applied to determine your periodic payments under the Guaranteed minimum income benefit


                                              Contract features and benefits  35


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and annuity payout options. The Guaranteed minimum income benefit is discussed under "Guaranteed minimum income benefit option" below and annuity payout options are discussed under "Your annuity payout options" in "Accessing your money" later in this Prospectus. Your contract specifies different guaranteed annuity purchase factors for the Guaranteed minimum income benefit and the annuity payout options. We may provide more favorable current annuity purchase factors for the annuity payout options. Annuity purchase factors are based on interest rates, mortality tables, frequency of payments, the form of annuity benefit, and the annuitant's (and any joint annuitant's) age and sex in certain instances.


GUARANTEED MINIMUM INCOME BENEFIT OPTION


(DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, THIS BENEFIT MAY BE CALLED THE "LIVING BENEFIT." SEE APPENDIX IX LATER IN THIS PROSPECTUS FOR MORE INFORMATION.)

The Guaranteed minimum income benefit was available at issue if the annuitant was age 20 through 75 at the time the contract was issued. If you elected the Guaranteed minimum income benefit at purchase, you pay an additional charge that is described under "Guaranteed minimum income benefit charge" in "Charges and expenses" later in this Prospectus. Once you purchase the Guaranteed minimum income benefit, you may not voluntarily terminate this benefit.

If you purchased the contract as an Inherited IRA or if you elected a GPB option or Principal Protector(SM), the Guaranteed minimum income benefit is not available. Depending on when you purchased your contract, the Guaranteed minimum income benefit may have been available with Principal assurance. See Appendix IX later in this Prospectus for more information.

If you purchased the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your guaranteed minimum income benefit. See "Owner and annuitant requirements" earlier in this section. If the annuitant was older than age 60 at the time an IRA, QP or Rollover TSA contract was issued, the Guaranteed minimum income benefit may not be an appropriate feature because the minimum distributions required by tax law generally must begin before the Guaranteed minimum income benefit can be exercised. If the owner and annuitant are different in an NQ contract, there may be circumstances where the benefit may not be exercisable after an owner's death.

Depending on when you purchased your contract, if you elected the Guaranteed minimum income benefit option and change ownership of the contract, this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information. Please see Appendix IX later in this Prospectus.

The Guaranteed minimum income benefit guarantees you a minimum amount of fixed income under your choice of a life annuity fixed payout option or a life with a period certain payout option. Depending on when you purchased your contract, your options may be different. See Appendix IX later in this Prospectus for more information. You choose which of these payout options you want and whether you want the option to be paid on a single or joint life basis at the time you exercise your Guaranteed minimum income benefit. The maximum period certain available under the life with a period certain payout option is 10 years. This period may be shorter, depending on the annuitant's age, as follows:

--------------------------------------------------------------------------------
                                 LEVEL PAYMENTS
--------------------------------------------------------------------------------
                                                  PERIOD CERTAIN YEARS
    ANNUITANT'S                             ------------------------------------
  AGE AT EXERCISE                                 IRAS              NQ
--------------------------------------------------------------------------------
   75 and younger                                  10               10
         76                                         9               10
         77                                         8               10
         78                                         7               10
         79                                         7               10
         80                                         7               10
         81                                         7                9
         82                                         7                8
         83                                         7                7
         84                                         6                6
         85                                         5                5
--------------------------------------------------------------------------------

We may also make other forms of payout options available. For a description of payout options, see "Your annuity payout options" in "Accessing your money" later in this Prospectus.

--------------------------------------------------------------------------------
The Guaranteed minimum income benefit should be regarded as a safety net only. It provides income protection if you elect an income payout while the annuitant is alive.
--------------------------------------------------------------------------------

When you exercise the Guaranteed minimum income benefit, the annual lifetime income that you will receive will be the greater of (i) your Guaranteed minimum income benefit which is calculated by applying your Guaranteed minimum income benefit base, less any applicable withdrawal charge remaining, to guaranteed annuity purchase factors, or (ii) the income provided by applying your account value to our then current annuity purchase factors. For Rollover TSA only, we will subtract from the Guaranteed minimum income benefit base or account value any outstanding loan, including interest accrued but not paid. You may also elect to receive monthly or quarterly payments as an alternative. If you elect monthly or quarterly payments, the aggregate payments you receive in a contract year will be less than what you would have received if you had elected an annual payment, as monthly and quarterly payments reflect the time value of money with regard to both interest and mortality. The benefit base is applied only to the guaranteed annuity purchase factors under the Guaranteed minimum income benefit in your contract and not to any other guaranteed or current annuity purchase rates. The amount of income you actually receive will be determined when we receive your request to exercise the benefit.

When you elect to receive annual lifetime income, your contract (including its death benefit and any account or cash values) will terminate and you will receive a new contract for the annuity payout option. For a discussion of when your payments will begin and end, see "Exercise of Guaranteed minimum income benefit" below.


36  Contract features and benefits


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The Guaranteed minimum income benefit provides a form of insurance and is based on conservative actuarial factors. The guaranteed annuity purchase factors we use to determine your payout annuity benefit under the Guaranteed minimum income benefit are more conservative than the guaranteed annuity purchase factors we use for our standard payout annuity options. This means that, assuming the same amount is applied to purchase the benefit and that we use guaranteed annuity purchase factors to compute the benefit, each periodic payment under the Guaranteed minimum income benefit payout annuity will be smaller than each periodic payment under our standard payout annuity options. Therefore, even if your account value is less than your benefit base, you may generate more income by applying your account value to current annuity purchase factors. We will make this comparison for you when the need arises.

GUARANTEED MINIMUM INCOME BENEFIT "NO LAPSE GUARANTEE". Subject to availability, in general, if your account value falls to zero (except as discussed below, if your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base as of the beginning of the contract year), the Guaranteed minimum income benefit will be exercised automatically, based on the annuitant's current age and benefit base, as follows:

o You will be issued a supplementary contract based on a single life with a maximum 10 year period certain. Payments will be made annually starting one year from the date the account value fell to zero. Upon exercise, your contract (including its death benefit and any account or cash values) will terminate.

o You will have 30 days from when we notify you to change the payout option and/or the payment frequency.

Please note that we will not automatically exercise the Guaranteed minimum income benefit, as described above, if you have a TSA contract and withdrawal restrictions apply.

The no lapse guarantee will terminate under the following circumstances:

o If your account value falls to zero due to a withdrawal that causes your total contract year withdrawals to exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

o If your aggregate withdrawals during any contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year);

o On the contract date anniversary following the annuitant's 85th birthday.

For information about whether the Guaranteed minimum income benefit no lapse guarantee is available under your contract, please see Appendix IX later in this Prospectus. The availability of the Guaranteed minimum income benefit no lapse guarantee is dependent on when, and in what state, you purchased your contract. Please see Appendices VIII and IX, later in this Prospectus.


ILLUSTRATIONS OF GUARANTEED MINIMUM INCOME BENEFIT. Assuming the 6% Roll-Up to age 85 benefit base, the table below illustrates the Guaranteed minimum income benefit amounts per $100,000 of initial contribution, for a male annuitant age 60 (at issue) on the contract date anniversaries indicated, who has elected the life annuity fixed payout option, using the guaranteed annuity purchase factors as of the date of this Prospectus, assuming no additional contributions, withdrawals, or loans under Rollover TSA contracts, and assuming there were no allocations to the EQ/Intermediate Government Bond Index, EQ/Money Market, the guaranteed interest option, the fixed maturity options (including the Special 10 year fixed maturity option, if available) or the loan reserve account under Rollover TSA contracts.


--------------------------------------------------------------------------------
                                                           GUARANTEED MINIMUM
      CONTRACT DATE                                     INCOME BENEFIT -- ANNUAL
 ANNIVERSARY AT EXERCISE                                INCOME PAYABLE FOR LIFE
--------------------------------------------------------------------------------
            10                                                 $11,891
            15                                                 $18,597
--------------------------------------------------------------------------------

EXERCISE OF GUARANTEED MINIMUM INCOME BENEFIT. On each contract date anniversary that you are eligible to exercise the Guaranteed minimum income benefit, we will send you an eligibility notice illustrating how much income could be provided as of the contract date anniversary. You must notify us within 30 days following the contract date anniversary if you want to exercise the Guaranteed minimum income benefit. You must return your contract to us, along with all required information within 30 days following your contract date anniversary, in order to exercise this benefit. You will begin receiving annual payments one year after the annuity payout contract is issued. If you choose monthly or quarterly payments, you will receive your payment one month or one quarter after the annuity payout contract is issued. You may choose to take a withdrawal prior to exercising the Guaranteed minimum income benefit, which will reduce your payments. You may not partially exercise this benefit. See "Accessing your money" under "Withdrawing your account value" later in this Prospectus. Payments end with the last payment before the annuitant's (or joint annuitant's, if applicable) death or, if later, the end of the period certain (where the payout option chosen includes a period certain).

EXERCISE RULES. You will be eligible to exercise the Guaranteed minimum income benefit during your life and the annuitant's life, as follows:

o If the annuitant was at least age 20 and not older than age 44 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 15th contract date anniversary.

o If the annuitant was at least age 45 and not older than age 49 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary after the annuitant is age 60.

o If the annuitant was at least age 50 and no older than age 75 when the contract was issued, you are eligible to exercise the Guaranteed minimum income benefit within 30 days following each contract date anniversary beginning with the 10th contract date anniversary.

Please note:

(i) the latest date you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's 85th birthday;


                                              Contract features and benefits  37


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(ii)  if the annuitant was age 75 when the contract was issued or the Roll-Up benefit base was reset, if applicable, the only time you may exercise the Guaranteed minimum income benefit is within 30 days following the contract date anniversary following the annuitant's attainment of age 85.

(iii) for Accumulator(R) QP contracts, the Plan participant can exercise the Guaranteed minimum income benefit only if he or she elects to take a distribution from the Plan and, in connection with this distribution, the Plan's trustee changes the ownership of the contract to the participant. This effects a rollover of the Accumulator(R) QP contract into an Accumulator(R) Rollover IRA. This process must be completed within the 30-day time frame following the contract date anniversary in order for the Plan participant to be eligible to exercise. However, if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee (if available), a rollover into an IRA will not be effected and payments will be made directly to the trustee;

(iv) for Accumulator(R) Rollover TSA contracts, you may exercise the Guaranteed minimum income benefit only if you effect a rollover of the TSA contract to an Accumulator(R) Rollover IRA. This may only occur when you are eligible for a distribution from the TSA. This process must be completed within the 30-day timeframe following the contract date anniversary in order for you to be eligible to exercise;

(v) if you reset the Roll-Up benefit base (if available and as described earlier in this section), your new exercise date will be the tenth contract date anniversary following the reset or, if later, the earliest date you would have been permitted to exercise without regard to the reset. Please note that in almost all cases, resetting your Roll-Up benefit base will lengthen the waiting period;

(vi) a successor owner/annuitant may only continue the Guaranteed minimum income benefit if the contract is not past the last date on which the original annuitant could have exercised the benefit. In addition, the successor owner/annuitant must be eligible to continue the benefit and to exercise the benefit under the applicable exercise rule (described in the above bullets) using the following additional rules. The successor owner/annuitant's age on the date of the annuitant's death replaces the annuitant's age at issue for purposes of determining the availability of the benefit and which of the exercise rules applies. The original contract issue date will continue to apply for purposes of the exercise rules. If Spousal Protection is available under your contract and is elected, and the spouse who is the annuitant dies, the above rules apply if the contract is continued by the surviving spouse as the successor owner/annuitant; and

(vii) if you are the owner but not the annuitant and you die prior to exercise, then the following applies:

o A successor owner who is not the annuitant may not be able to exercise the Guaranteed minimum income benefit without causing a tax problem. You should consider naming the annuitant as successor owner, or if you do not name a successor owner, as the sole primary beneficiary. You should carefully review your successor owner and/or beneficiary designations at least one year prior to the first contract date anniversary on which you could exercise the benefit.

o If the successor owner is the annuitant, the Guaranteed minimum income benefit continues only if the benefit could be exercised under the rules described above on a contract date anniversary that is within one year following the owner's death. This would be the only opportunity for the successor owner to exercise. If the Guaranteed minimum income benefit cannot be exercised within this timeframe, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

o If you designate your surviving spouse as successor owner, the Guaranteed minimum income benefit continues and your surviving spouse may exercise the benefit according to the rules described above, even if your spouse is not the annuitant and even if the benefit is exercised more than one year after your death. If your surviving spouse dies prior to exercise, the rule described in the previous bullet applies.

o A successor owner or beneficiary that is a trust or other non-natural person may not exercise the benefit; in this case, the benefit will terminate and the charge for it will no longer apply as of the date we receive proof of your death and any required information.

See "When an NQ contract owner dies before the annuitant" under "Payment of death benefit" later in this Prospectus for more information.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.


GUARANTEED MINIMUM DEATH BENEFIT

Your contract provides a standard death benefit. If you did not elect one of the enhanced death benefits described below, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of death, any required instructions for the method of payment, information and forms necessary to effect payment, OR the standard death benefit, whichever provides the higher amount. The standard death benefit is equal to your total contributions, adjusted for withdrawals (and any associated withdrawal charges), and any taxes that apply. The standard death benefit was the only death benefit available for annuitants who were ages 76 through 85 at issue. The applicable issue ages may be different for certain contract owners, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. Once your contract has been issued, you may not change or voluntarily terminate your death benefit.


38  Contract features and benefits


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If you elected one of the enhanced death benefits, the death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, information and forms necessary to effect payment, OR your elected enhanced death benefit on the date of the annuitant's death, adjusted for subsequent withdrawals (and associated withdrawal charges) and taxes that apply, whichever provides the higher amount. If you elected the Spousal protection option, if available, the Guaranteed minimum death benefit is based on the age of the older spouse, who may or may not be the annuitant, for the life of the contract. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

If you elected one of the enhanced death benefit options described below and change ownership of the contract, generally the benefit will automatically terminate, except under certain circumstances. If this occurs, any enhanced death benefit elected will be replaced with the standard death benefit. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information" later in this Prospectus for more information.

Any of the enhanced death benefits or the standard death benefit can be elected by themselves or with the Guaranteed minimum income benefit.


OPTIONAL ENHANCED DEATH BENEFITS APPLICABLE FOR ANNUITANTS AGES 0 THROUGH 75 AT ISSUE OF NQ CONTRACTS; 20 THROUGH 75 AT ISSUE OF ROLLOVER IRA, ROTH CONVERSION IRA, FLEXIBLE PREMIUM ROTH IRA, AND ROLLOVER TSA CONTRACTS; 20 THROUGH 70 AT ISSUE OF FLEXIBLE PREMIUM IRA CONTRACTS; 0 THROUGH 70 AT ISSUE FOR INHERITED IRA CONTRACTS; AND 20 THROUGH 75 AT ISSUE OF QP CONTRACTS. DEPENDING ON WHEN YOU PURCHASED YOUR CONTRACT, YOUR AVAILABLE ISSUE AGES MAY HAVE BEEN OLDER AT THE TIME YOU PURCHASED YOUR CONTRACT.

Subject to state and contract availability (please see Appendix VIII for state availability of these benefits and Appendix IX for contract variations later in this Prospectus), the following enhanced death benefits were available:

O ANNUAL RATCHET TO AGE 85.

O 6% ROLL-UP TO AGE 85.

O THE GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85.

O THE GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85.

Each enhanced death benefit is equal to its corresponding benefit base described earlier in "Guaranteed minimum death benefit and Guaranteed minimum income benefit base." Once you have made your enhanced death benefit election, you may not change it.

If you elected Principal Protector(SM), only the standard death benefit and the Annual Ratchet to Age 85 enhanced death benefit were available.

Please see both "Insufficient account value" in "Determining your contract value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" and the section entitled "Charges and expenses" later in this Prospectus for more information on these guaranteed benefits.

If you are using the contract to fund a charitable remainder trust, you must take certain distribution amounts. You should consider split-funding so that those distributions do not adversely impact your enhanced death benefit. See "Owner and annuitant requirements" earlier in this section.

See Appendix IV later in this Prospectus for an example of how we calculate an enhanced death benefit.


PROTECTION PLUS(SM)

The following section provides information about the Protection Plus(SM) option, which was only available at the time you purchased your contract. If Protection Plus(SM) was not elected when your contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently. Protection Plus(SM) is an additional death benefit as described below. See "Tax information" later in this Prospectus for the potential tax consequences of having purchased the Protection Plus(SM) feature in an NQ, IRA or Rollover TSA contract. If you purchased the Protection Plus(SM) feature, you may not voluntarily terminate this feature. If you elected Principal Protector(SM), the Protection Plus(SM) feature is not available.

Depending on when you purchased your contract, if you elected the Protection Plus(SM) option described below and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

If the annuitant was 70 or younger when we issued your contract (or if the successor owner/annuitant is 70 or younger when he or she becomes the successor owner/annuitant and Protection Plus(SM) had been elected at issue), the death benefit will be:

the greater of:

o the account value or

o any applicable death benefit

Increased by:

o such death benefit less total net contributions, multiplied by 40%.

For purposes of calculating your Protection Plus(SM) benefit, the following applies: (i) "Net contributions" are the total contributions made (or if applicable, the total amount that would otherwise have been paid as a death benefit had the successor owner/annuitant election not been made plus any subsequent contributions) adjusted for each withdrawal that exceeds your Protection Plus(SM) earnings. "Net contributions" are reduced by the amount of that excess. Protection Plus(SM) earnings are equal to (a) minus (b) where (a) is the greater of the account value and the death benefit immediately prior to the withdrawal and (b) is the net contributions as adjusted by any prior withdrawals; and (ii) "Death benefit" is equal to the greater of the account value as of the date we receive satisfactory proof of death or any applicable Guaranteed minimum death benefit as of the date of


                                              Contract features and benefits  39


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death. If you are an existing contract owner, your net contributions may be reduced on a pro rata basis to reflect withdrawals (including withdrawal charges and any TSA loans). For information about what applies to your contract, see Appendix IX later in this Prospectus.

If the annuitant was age 71 through 75 (this age may be higher for certain contract owners, depending on when you purchased your contract) when we issued your contract (or if the successor owner/ annuitant is between the ages of 71 and 75 when he or she becomes the successor owner/annuitant under a contract where Protection Plus(SM) had been elected at issue), the death benefit will be:

the greater of:

o the account value or

o any applicable death benefit

Increased by:

o such death benefit (as described above) less total net contributions, multiplied by 25%

The value of the Protection Plus(SM) death benefit is frozen on the first contract date anniversary after the annuitant turns age 80, except that the benefit will be reduced for withdrawals on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of the current account value that is being withdrawn and we reduce the benefit by that percentage. For example, if the account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If the benefit is $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and the benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

For an example of how the Protection Plus(SM) death benefit is calculated, please see Appendix VII.

If you elected Spousal protection, the Protection Plus(SM) benefit is based on the age of the older spouse, who may or may not be the annuitant. Upon the death of the non-annuitant spouse, the account value will be increased by the value of the Protection Plus(SM) benefit as of the date we receive due proof of death. Upon the death of the annuitant, the value of the Protection Plus(SM) benefit is either added to the death benefit payment or to the account value if Successor owner/annuitant is elected. If the surviving spouse elects to continue the contract, the benefit will be based on the age of the surviving spouse as of the date of the deceased spouse's death for the remainder of the contract. If the surviving spouse is age 76 or older, the benefit will terminate and the charge will no longer be in effect. See "Spousal protection" in "Payment of death benefit" later in this Prospectus for more information.

Ask your financial professional or see Appendix VIII later in this Prospectus to see if this feature was available in your state.


PRINCIPAL PROTECTOR(SM)

The following section provides information about the Principal Protector(SM) option, which was only available at the time you purchased your contract. If Principal Protector(SM) was not elected when your contract was first issued, neither the owner nor the successor owner/annuitant can add it subsequently.

As described below, Principal Protector(SM) provides for recovery of your total contributions through withdrawals, even if your account value falls to zero, provided that during each contract year, your total withdrawals do not exceed your GWB Annual withdrawal amount. Principal Protector(SM) is not an automated withdrawal program. You may request a withdrawal through any of our available withdrawal methods. See "Withdrawing your account value" in "Accessing your money" later in this Prospectus. All withdrawals reduce your account value and the guaranteed minimum death benefit.

Principal Protector(SM) could be elected at contract issue, for an additional charge, if the annuitant was age 0 through 85 for NQ contracts or age 20 through 75 for all IRA contracts. Please see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus for a description of the charge and when it applies. If you elected this benefit, you cannot terminate it.

Depending on when you purchased your contract, this feature may not have been available. See Appendix IX later in this Prospectus for more information.

If you die, and your beneficiary elects the Beneficiary continuation option, if available, your beneficiary may continue Principal Protector(SM) provided that the beneficiary was 75 or younger on the original contract date. If the beneficiary was older, Principal Protector(SM) will terminate without value even if the GWB benefit base is greater than zero. In the case of multiple beneficiaries, any beneficiary older than 75 may not continue Principal Protector(SM) and that beneficiary's portion of the GWB benefit base will terminate without value, even if it was greater than zero. The ability to continue Principal Protector(SM) under the Beneficiary continuation option is subject to state availability. If it was approved in your state, it was added to your contract if you had already elected GWB. See "Beneficiary continuation option" under "Payment of death benefit" later in the Prospectus for more information on continuing Principal Protector(SM) under the Beneficiary continuation option.

If you purchased the contract as a TSA, QP or Inherited IRA, Principal Protector(SM) was not available. This benefit was also not available if you elected the Guaranteed minimum income benefit, the Greater of 6% Roll-Up to age 85 and Annual Ratchet to Age 85 enhanced death benefit, Protection Plus(SM), GPB Option 1 or GPB Option 2 or the special dollar cost averaging program. This benefit may not have been available under your contract. For more information, please see Appendix IX later in this Prospectus.

If you elected the Principal Protector(SM) option and change ownership of the contract, generally this benefit will automatically terminate, except under certain circumstances. See "Transfers of ownership, collateral assignments, loans and borrowing" in "More information," later in this Prospectus for more information.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of the benefit. See "Effect of GWB Excess withdrawals" below. For traditional IRAs, the Principal Protector(SM) makes provision for you to take lifetime required minimum distributions ("RMDs") without losing the value of the Principal Protector(SM) guarantee, provided you comply with the conditions under "Lifetime required minimum distribution withdrawals" in "Accessing


40  Contract features and benefits


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your money" later in this Prospectus including utilizing our Automatic RMD service. If you do not expect to comply with these conditions, including utilization of our Automatic RMD service, this benefit may have limited usefulness for you. Please consult your tax adviser.


YOUR GWB BENEFIT BASE

At issue, your GWB benefit base is equal to your initial contribution and will increase or decrease, as follows:

o Your GWB benefit base increases by any additional contributions.

o Your GWB benefit base decreases by the dollar amount of withdrawals.

o Your GWB benefit base may be further decreased if a withdrawal is taken in excess of your GWB Annual withdrawal amount.

o Your GWB benefit base may also be increased under the Optional step up provision.

o Your GWB benefit base may also be increased under the one time step up applicable with the Beneficiary continuation option.

Each of these events is described in detail below. Once your GWB benefit base is depleted, you may continue to make withdrawals from your account value, but they are not guaranteed under Principal Protector(SM).


YOUR GWB ANNUAL WITHDRAWAL AMOUNT

Your GWB Annual withdrawal amount is equal to either 5% or 7% ("Applicable percentage"), as applicable, of your initial GWB benefit base, and is the maximum amount that you can withdraw each year without making a GWB Excess withdrawal, as described below. When you purchased your contract, you chose between two available GWB Annual withdrawal options:

O 7% GWB ANNUAL WITHDRAWAL OPTION

O 5% GWB ANNUAL WITHDRAWAL OPTION

The GWB Annual withdrawal amount may decrease as a result of a GWB Excess withdrawal and may increase as a result of an Automatic reset, additional contributions or a "step up" of the GWB benefit base; each of these transactions are discussed below in detail. Once you elect a GWB Annual withdrawal option, it cannot be changed.

Your GWB Annual withdrawal amounts are not cumulative. If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

The withdrawal charge, if applicable, is waived for withdrawals up to the GWB Annual withdrawal amount, but all withdrawals are counted toward your free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus.


EFFECT OF GWB EXCESS WITHDRAWALS

A GWB Excess withdrawal is caused when you withdraw more than your GWB Annual withdrawal amount in any contract year. Once a withdrawal causes cumulative withdrawals in a contract year to exceed your GWB Annual withdrawal amount, the entire amount of the withdrawal and each subsequent withdrawal in that contract year are GWB Excess withdrawals.

A GWB Excess withdrawal can cause a significant reduction in both your GWB benefit base and your GWB Annual withdrawal amount. If you make a GWB Excess withdrawal, we will recalculate your GWB benefit base and the GWB Annual withdrawal amount. As of the date of the GWB Excess withdrawal, the GWB benefit base is first reduced by the dollar amount of the withdrawal (including any applicable withdrawal charge), and the reduced GWB benefit base and the GWB Annual withdrawal amount are then further adjusted, as follows:

o If the account value after the deduction of the withdrawal is less than the GWB benefit base, then the GWB benefit base is reset equal to the account value.

o If the account value after the deduction of the withdrawal is greater than or equal to the GWB benefit base, then the GWB benefit base is not adjusted further.

o The GWB Annual withdrawal amount equals the lesser of: (i) the Applicable percentage of the adjusted GWB benefit base and (ii) the GWB Annual withdrawal amount prior to the GWB Excess withdrawal.

Withdrawals in excess of your GWB Annual withdrawal amount significantly reduce or eliminate the value of Principal Protector(SM). If your account value is less than your GWB benefit base (due, for example, to negative market performance), a GWB Excess withdrawal, even one that is only slightly more than your GWB Annual withdrawal amount, can significantly reduce your GWB benefit base and the GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume in contract year four that your account value is $80,000, you have not made any prior withdrawals, and you request an $8,000 withdrawal. Your $100,000 benefit base is first reduced by $8,000 to now equal $92,000. Your GWB benefit base is then further reduced to equal the new account value: $72,000 ($80,000 minus $8,000). In addition, your GWB Annual withdrawal amount is reduced to $5,040 (7% of $72,000), instead of the original $7,000.

Withdrawal charges, if applicable, are applied to the amount of the withdrawal exceeding the Guaranteed annual withdrawal amount, assuming the Guaranteed annual withdrawal amount is greater than the 10% free withdrawal amount. See "Withdrawal charge" in "Charges and expenses" later in this Prospectus. Using the example above, if the $8,000 withdrawal is a withdrawal of contributions subject to the withdrawal charge, the withdrawal charge would apply to the $3,000 (the amount of the withdrawal charge above the Guaranteed annual withdrawal amount of $5,000). See "Certain withdrawals" in "Charges and expenses" later in this Prospectus.

You should further note that a GWB Excess withdrawal that reduces your account value to zero eliminates any remaining value in your GWB benefit base. See "Insufficient account value" in "Determining your contract value" later in this Prospectus.

In general, if you purchase the contract as a traditional IRA and participate in our Automatic RMD service, and you do not take any other


                                              Contract features and benefits  41


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withdrawals, an automatic withdrawal under that program will not cause a GWB
Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. For more information, see "Lifetime required minimum distribution withdrawals" in "Accessing your money" later in this Prospectus.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, and chooses scheduled payments, such payments will not cause a GWB Excess withdrawal, provided no additional withdrawals are taken. If your beneficiary chooses the "5-year rule" instead of scheduled payments, this waiver does not apply and a GWB Excess withdrawal may occur if withdrawals exceed the GWB Annual withdrawal amounts.


EFFECT OF AUTOMATIC RESET

If you take no withdrawals in the first five contract years, the Applicable percentage to determine your GWB Annual withdrawal amount will be automatically reset at no additional charge. The Applicable percentage under the 7% GWB Annual withdrawal option will be increased to 10%, and the Applicable percentage under the 5% GWB Annual withdrawal option will be increased to 7%. The Applicable percentage is automatically reset on your fifth contract date anniversary, and your GWB Annual withdrawal amount will be recalculated.

If you die before the fifth contract date anniversary, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, if available, the Automatic reset will apply on the fifth contract date anniversary if you have not taken any withdrawals and: (1) your beneficiary chooses scheduled payments and payments have not yet started; or, (2) if your beneficiary chooses the "5-year rule" option and has not taken withdrawals. See "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus.


EFFECT OF ADDITIONAL CONTRIBUTIONS

Anytime you make an additional contribution, we will recalculate your GWB benefit base and your GWB Annual withdrawal amount. Your GWB benefit base will be increased by the amount of the contribution and your GWB Annual withdrawal amount will be equal to the greater of (i) the Applicable percentage of the new GWB benefit base, or (ii) the GWB Annual withdrawal amount in effect immediately prior to the additional contribution.

If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, no additional contributions will be permitted.


THE OPTIONAL STEP UP PROVISION

Except as stated below, any time after the fifth contract date anniversary, you may request a step up in the GWB benefit base to equal your account value. If your GWB benefit base is higher than the account value as of the date we receive your step up request, no step up will be made. If a step up is made, we may increase the charge for the benefit. For a description of the charge increase, see "Principal Protector(SM) charge" in "Charges and expenses" later in this Prospectus. Once you elect to step up the GWB benefit base, you may not do so again for five complete contract years from the next contract date anniversary. Under both the Spousal protection and the successor owner annuitant features, upon the first death, the surviving spouse must wait five complete contract years from the last step up or from contract issue, whichever is later, to be eligible for a step up.

As of the date of your GWB benefit base step up, your GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and (ii) your GWB Applicable percentage applied to your stepped up GWB benefit base.

It is important to note that a step up in your GWB benefit base may not increase your GWB Annual withdrawal amount. In that situation, the effect of the step up is only to increase your GWB benefit base and support future withdrawals. We will process your step up request even if it does not increase your GWB Annual withdrawal amount, and we will increase the Principal Protector(SM) charge, if applicable. In addition, you will not be eligible to request another step up for five complete contract years. After processing your request, we will send you a confirmation showing the amount of your GWB benefit base and your GWB Annual withdrawal amount.

For example, if you contribute $100,000 at contract issue, your initial GWB benefit base is $100,000. If you elect the 7% GWB Annual withdrawal option, your GWB Annual withdrawal amount is equal to $7,000 (7% of $100,000). Assume you take withdrawals of $7,000 in each of the first five contract years, reducing the GWB benefit base to $65,000. After five contract years, further assume that your account value is $92,000, and you elect to step up the GWB benefit base from $65,000 to $92,000. The GWB Annual withdrawal amount is recalculated to equal the greater of 7% of the new GWB benefit base, which is $6,440 (7% of $92,000), or the current GWB Annual withdrawal amount, $7,000. Therefore, following the step up, even though your GWB benefit base has increased, your GWB Annual withdrawal amount does not increase and remains $7,000.

The Optional step up provision is not available once your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option. However, if you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, the GWB benefit base will be stepped up to equal the account value, if higher, as of the transaction date that we receive the Beneficiary continuation option election. As of the date of the GWB benefit base step up, your beneficiary's GWB Annual withdrawal amount will be equal to the greater of (i) your GWB Annual withdrawal amount before the step up, and
(ii) your GWB Applicable percentage applied to the stepped up GWB benefit base. This is a one-time step up at no additional charge.


OTHER IMPORTANT CONSIDERATIONS

o Principal Protector(SM) protects your principal only through withdrawals. Your account value may be less than your total contributions.

o You can take withdrawals under your contract without purchasing Principal Protector(SM). In other words, you do not need this benefit to make withdrawals.

o Amounts withdrawn in excess of your GWB Annual withdrawal amount may be subject to a withdrawal charge, if applicable, as


42  Contract features and benefits


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  described in "Charges and expenses" later in the Prospectus. In addition, all withdrawals count toward your free withdrawal amount for that contract year.

o Withdrawals made under Principal Protector(SM) will be treated, for tax purposes, in the same way as other withdrawals under your contract.

o All withdrawals are subject to all of the terms and conditions of the contract. Principal Protector(SM) does not change the effect of withdrawals on your account value or guaranteed minimum death benefit; both are reduced by withdrawals whether or not you elect Principal Protector(SM). See "How withdrawals are taken from your account value" and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2" in "Accessing your money" later in this Prospectus.

o If you withdraw less than the GWB Annual withdrawal amount in any contract year, you may not add the remainder to your GWB Annual withdrawal amount in any subsequent year.

o GWB Excess withdrawals can significantly reduce or completely eliminate the value of this benefit. See "Effect of GWB Excess withdrawals" above in this section and "Withdrawing your account value" in "Accessing your money" later in this Prospectus.

o If you surrender your contract to receive its cash value, all benefits under the contract will terminate, including Principal Protector(SM) if your cash value is greater than your GWB Annual withdrawal amount. Therefore, when surrendering your contract, you should seriously consider the impact on Principal Protector(SM) when you have a GWB benefit base that is greater than zero.

o If you die and your beneficiary elects the Beneficiary continuation option, then your beneficiary should consult with a tax adviser before choosing to use the "5-year rule." The "5-year rule" is described in "Payment of death benefit" under "Beneficiary continuation option" later in this Prospectus. The GWB benefit base may be adversely affected if the beneficiary makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost.



INHERITED IRA BENEFICIARY CONTINUATION CONTRACT


The contract was available to an individual beneficiary of a traditional IRA or a Roth IRA where the deceased owner held the individual retirement account or annuity (or Roth individual retirement account or annuity) with an insurance company or financial institution other than AXA Equitable. The purpose of the inherited IRA beneficiary continuation contract is to permit the beneficiary to change the funding vehicle that the deceased owner selected ("original IRA") while taking the required minimum distribution payments that must be made to the beneficiary after the deceased owner's death. See the discussion of required minimum distributions under "Tax information." The contract is intended only for beneficiaries who want to take payments at least annually over their life expectancy. These payments generally must begin (or must have begun) no later than December 31 of the calendar year following the year the deceased owner died. The contract is not suitable for beneficiaries electing the "5-year rule." See "Beneficiary continuation option for IRA and Roth IRA contracts" under "Beneficiary continuation option" in "Payment of death benefit" later in this Prospectus. You should discuss with your tax adviser your own personal situation. The contract may not have been available in all states. Please speak with your financial professional for further information.

Depending on when you purchased your contract, the contract may not have been available. See Appendix IX later in this Prospectus for more information.

The inherited IRA beneficiary continuation contract could only have been purchased by a direct transfer of the beneficiary's interest under the deceased owner's original IRA. The owner of the inherited IRA beneficiary continuation contract is the individual who is the beneficiary of the original IRA. (Certain trusts with only individual beneficiaries are treated as individuals for this purpose). The contract must also contain the name of the deceased owner. In this discussion, "you" refers to the owner of the inherited IRA beneficiary continuation contract.

The inherited IRA beneficiary continuation contract could have been purchased whether or not the deceased owner had begun taking required minimum distribution payments during his or her life from the original IRA or whether you had already begun taking required minimum distribution payments of your interest as a beneficiary from the deceased owner's original IRA. You should discuss with your own tax adviser when payments must begin or must be made.

Under the inherited IRA beneficiary continuation contract:

o You must receive payments at least annually (but may have elected to receive payments monthly or quarterly). Payments are generally made over your life expectancy determined in the calendar year after the deceased owner's death and determined on a term certain basis.

o You must receive payments from the contract even if you are receiving payments from another IRA of the deceased owner in an amount that would otherwise satisfy the amount required to be distributed from the contract.


o The beneficiary of the original IRA is the annuitant under the inherited IRA beneficiary continuation contract. In the case where the beneficiary is a "see-through trust," the oldest beneficiary of the trust is the annuitant.


o An inherited IRA beneficiary continuation contract was not available for annuitants over age 70.

o The initial contribution had to be a direct transfer from the deceased owner's original IRA and was subject to minimum contribution amounts. See "How you can contribute to your contract" earlier in this section.

o Subsequent contributions of at least $1,000 are permitted but must be direct transfers of your interest as a beneficiary from another IRA with a financial institution other than AXA Equitable, where the deceased owner is the same as under the original IRA contract.


                                              Contract features and benefits  43


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o You may make transfers among the investment options.

o You may choose at any time to withdraw all or a portion of the account value. Any partial withdrawal must be at least $300. Withdrawal charges will apply as described in "Charges and expenses" later in this Prospectus.

o The Guaranteed minimum income benefit, successor owner/ annuitant feature, special dollar cost averaging program, automatic investment program, GPB Options 1 and 2, Principal Protector(SM) and systematic withdrawals are not available under the Inherited IRA beneficiary continuation contract.

o If you die, we will pay to a beneficiary that you choose the greater of the annuity account value or the applicable death benefit.

o Upon your death, your beneficiary has the option to continue taking required minimum distributions based on your remaining life expectancy or to receive any remaining interest in the contract in a single sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment. If your beneficiary elects to continue to take distributions, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value as of the date we receive satisfactory proof of death and any required instructions, information and forms. Thereafter, withdrawal charges will no longer apply. If you had elected any enhanced death benefits, they will no longer be in effect and charges for such benefits will stop. The Guaranteed minimum death benefit will also no longer be in effect.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER
OF DAYS

This is provided for informational purposes only. Since the contracts are no longer available to new purchasers, this cancellation provision is no longer applicable.

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract, with a signed letter of instruction electing this right, to our processing office within 10 days after you receive it. If state law requires, this "free look" period may be longer. Other state variations may apply. Please contact your financial professional to find out what applies in your state.

Generally, your refund will equal your account value (less loan reserve account under Rollover TSA contracts) under the contract on the day we receive notification of your decision to cancel the contract and will reflect (i) any investment gain or loss in the variable investment options (less the daily charges we deduct), (ii) any guaranteed interest in the guaranteed interest option, (iii) any positive or negative market value adjustments in the fixed maturity options, and (iv) any interest in the account for special dollar cost averaging, through the date we receive your contract. Some states require that we refund the full amount of your contribution (not reflecting (i), (ii), (iii) or (iv) above). For any IRA contract returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you may apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract, whether we have received your contribution or not.

Please see "Tax information" later in this Prospectus for possible consequences of cancelling your contract.

In addition to the cancellation right described above, if you fully convert an existing traditional IRA contract to a Roth Conversion IRA or Flexible Premium Roth IRA contract, you may cancel your Roth Conversion IRA or Flexible Premium Roth IRA contract and return to a Rollover IRA or Flexible Premium IRA contract, whichever applies. Our processing office, or your financial professional, can provide you with the cancellation instructions.


44  Contract features and benefits


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2. Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE AND CASH VALUE

Your "account value" is the total of the values you have in: (i) the variable investment options; (ii) the guaranteed interest option; (iii) market adjusted amounts in the fixed maturity options; (iv) the account for special dollar cost averaging; and (v) the loan reserve account (applies for Rollover TSA contracts only).

Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less: (i) the total amount or a pro rata portion of the annual administrative charge, as well as optional benefit charges*; (ii) any applicable withdrawal charges; and (iii) the amount of any outstanding loan plus accrued interest (applicable to Rollover TSA contracts only). Please see "Surrendering your contract to receive its cash value" in "Accessing your money" later in this Prospectus.

                       ----------------------------------

* Depending on when you purchased your contract, your account value will be reduced by a pro rata portion of the administrative charge only. See Appendix IX later in this Prospectus for more information.


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

The unit value for each variable investment option depends on the investment performance of that option less daily charges for:

(i)   mortality and expense risks;

(ii)  administrative expenses; and

(iii) distribution charges.

On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units purchased for or deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless they are:

(i)   increased to reflect additional contributions;

(ii)  decreased to reflect a withdrawal (plus applicable withdrawal charges);

(iii) increased to reflect a transfer into, or decreased to reflect a transfer out of, a variable investment option; or

(iv) increased or decreased to reflect a transfer of your loan amount from or to the loan reserve account under a Rollover TSA contract.

In addition, if applicable, when we deduct the enhanced death benefit, Guaranteed minimum income benefit, GPB Option 2, Principal Protector(SM) and/or Protection Plus(SM) benefit charges, the number of units credited to your contract will be reduced. Your units are also reduced when we deduct the annual administrative charge. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE GUARANTEED
INTEREST OPTION

Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals out of the option, and charges we deduct.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option, which reflects withdrawals out of the option and charges we deduct. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value, provided there have been no withdrawals or transfers.


YOUR CONTRACT'S VALUE IN THE ACCOUNT FOR SPECIAL DOLLAR COST AVERAGING

Your value in the account for special dollar cost averaging at any time will equal your contribution allocated to that option, plus interest, less the sum of all amounts that have been transferred to the variable investment options you have selected.


INSUFFICIENT ACCOUNT VALUE

Your contract will terminate without value if your account value is insufficient to pay any applicable charges when due. Your account value could become insufficient due to withdrawals and/or poor market performance. Upon such termination, you will lose all your rights under your contract and any applicable guaranteed benefits, except as discussed below.

See Appendix VIII later in this Prospectus for any state variations with regard to the termination of your contract.

GUARANTEED MINIMUM INCOME BENEFIT NO LAPSE GUARANTEE (not available under all contracts). In certain circumstances, even if your account value falls to zero, your Guaranteed minimum income benefit will still have value. Please see "Contract features and benefits" earlier in this Prospectus for information on this feature.


PRINCIPAL PROTECTOR(SM) (NOT AVAILABLE UNDER ALL CONTRACTS). If you elected Principal Protector(SM) and your account value falls to zero due to


                                           Determining your contract's value  45


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a GWB Excess withdrawal, we will terminate your contract and you will receive no payment or supplementary annuity contract, as discussed below, even if your GWB benefit base is greater than zero. If, however, your account value falls to zero, either due to a withdrawal or surrender that is not a GWB Excess withdrawal or due to a deduction of charges, please note the following:

o If your GWB benefit base equals zero, we will terminate your contract and make no payment.

o If your GWB benefit base is greater than zero but less than or equal to the balance of your GWB Annual withdrawal amount, if any, for that contract year, we will terminate your contract and pay you any remaining GWB benefit base.

o If your GWB benefit base is greater than the balance of your remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay you your GWB Annual withdrawal amount balance and terminate your contract, and we will pay you your remaining GWB benefit base as an annuity benefit, as described below.

o If the Beneficiary continuation option is elected (not available in all states), and the account value falls to zero while there is a remaining GWB benefit base, we will make payments to the beneficiary as follows:

    o If the beneficiary had elected scheduled payments we will continue to make scheduled payments over remaining life expectancy until the GWB benefit base is zero, and the Principal Protector(SM) charge will no longer apply.

    o If the beneficiary had elected the "5-year rule" and the GWB benefit base is greater than the remaining GWB Annual withdrawal amount, if any, for that contract year, we will pay the beneficiary the GWB Annual withdrawal amount balance. We will continue to pay the beneficiary the remaining GWB Annual withdrawal amount each year until the GWB benefit base equals zero, or the contract terminates at the end of the fifth contract year, whichever comes first. Any remaining GWB benefit base at the end of the fifth contract year will terminate without value.

ANNUITY BENEFIT. If the contract terminates and the remaining GWB benefit base is to be paid in installments, we will issue you an annuity benefit contract and make annual payments equal to your GWB Annual withdrawal amount on your contract date anniversary beginning on the next contract date anniversary, until the cumulative amount of such payments equals the remaining GWB benefit base (as of the date the contract terminates). The last installment payment may be smaller than the previous installment payments in order for the total of such payments to equal the remaining GWB benefit base.

The annuity benefit supplemental contract will carry over the same owner, annuitant and beneficiary as under your contract. If you die before receiving all of your payments, we will make any remaining payments to your beneficiary. The charge for Principal Protector(SM) will no longer apply.

If at the time of your death the GWB Annual withdrawal amount was being paid to you as an annuity benefit, your beneficiary may not elect the Beneficiary continuation option.


46  Determining your contract's value


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3. Transferring your money among investment options


--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You may not transfer any amount to the account for special dollar cost averaging.

o You may not transfer to a fixed maturity option that has a rate to maturity of 3% or less.

o If the annuitant is age 76-80, you must limit your transfers to fixed maturity options with maturities of seven years or less. If the annuitant is age 81 or older, you must limit your transfers to fixed maturity options of five years or less. We will not accept allocations to a fixed maturity option if on the date the contribution or transfer is to be applied, the rate to maturity is 3%. Also, the maturity dates may be no later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date, the transfer may cause a market value adjustment and affect your GPB.

o No transfers are permitted into the Special 10 year fixed maturity option.

New York has additional transfer restrictions. Please see Appendix VIII later in this Prospectus.

In addition, we reserve the right to restrict transfers among variable investment options, including limitations on the number, frequency, or dollar amount of transfers. Our current transfer restrictions are set forth in the "Disruptive transfer activity" section below.

The maximum amount that may be transferred from the guaranteed interest option to any investment option (including amounts transferred pursuant to the fixed-dollar option, the interest sweep option and dollar cost averaging programs described under "Allocating your contributions" in "Contract features and benefits" earlier in this Prospectus) in any contract year is the greatest of:

(a) 25% of the amount you have in the guaranteed interest option on the last day of the prior contract year; or

(b) the total of all amounts transferred at your request from the guaranteed interest option to any of the Investment options in the prior contract year; or

(c) 25% of amounts transferred or allocated to the guaranteed interest option during the current contract year.

From time to time, we may remove the restrictions regarding transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions. When we reimpose the transfer restrictions, if any dollar cost averaging transfer out of the guaranteed interest option causes a violation of the 25% outbound restriction, that dollar cost averaging program will be terminated for the current contract year. A new dollar cost averaging program can be started in the next or subsequent contract years.

You may request a transfer in writing, by telephone using TOPS or through Online Account Access. You must send in all written transfer requests directly to our processing office. Transfer requests should specify:

(1)  the contract number,

(2) the dollar amounts or percentages of your current account value to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.

Please see "Allocating your contributions" in "Contract features and benefits" for more information about your role in managing your allocations.


DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of


                            Transferring your money among investment options  47


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the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

REBALANCING YOUR ACCOUNT VALUE

We offer rebalancing, which you can use to automatically reallocate your account value among your investment options. We currently offer two options:
"Option I" and "Option II." Option I allows you to rebalance your account value among the variable investment options. Option II allows you to rebalance among the variable investment options and the guaranteed interest option. Under both options, rebalancing is not available for amounts you have allocated to the fixed maturity options.

To enroll in one of our rebalancing programs, you must notify us in writing or through Online Account Access and tell us:

     (a) the percentage you want invested in each investment option (whole percentages only), and

     (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually on a contract year basis)

Rebalancing will occur on the same day of the month as the contract date. If a contract is established after the 28th, rebalancing will occur on the first business day of the month following the contract issue date.

You may elect or terminate the rebalancing program at any time. You may also change your allocations under the program at any time. Once enrolled in the rebalancing program, it will remain in effect until you instruct us in writing to terminate the program. Requesting an investment option transfer while enrolled in our rebalancing program will not automatically change your allocation instructions for rebalancing your account value. This means that upon the next scheduled rebalancing, we will transfer amounts among your investment options pursuant to the allocation instructions previously on file for your program. Changes to your allocation instructions for the rebalancing program (or termination of your enrollment in the program) must be in writing and sent to our Processing Office. Termination requests can be made online through Online Account Access. See "How to reach us" in "Who is AXA Equitable?" earlier in this Prospectus. There is no charge for the rebalancing feature.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your financial professional before electing the program.
--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among the investment options so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date.


48  Transferring your money among investment options


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If you select Option II, you will be subject to our rules regarding transfers from the guaranteed interest option to the variable investment options. These rules are described in "Transferring your account value" earlier in this section. Under Option II, a transfer out of the guaranteed interest option to initiate the rebalancing program will not be permitted if such transfer would violate these rules. If this occurs, the rebalancing program will not go into effect.

For New York contracts, please see Appendix VIII for differences in your state.


You may not elect Option II if you are participating in any dollar cost averaging program. You may not elect Option I if you are participating in general dollar cost averaging.


                            Transferring your money among investment options  49


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4. Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. If you withdraw more than 90% of your contract's current cash value, we will treat it as a request to surrender your contract for its cash value. See "Surrendering your contract to receive its cash value" below. For the potential tax consequences of withdrawals, see "Tax information" later in this Prospectus.

Please see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus and "How withdrawals (and transfers out of the Special 10 year fixed maturity option) affect your Guaranteed minimum income benefit, Guaranteed minimum death benefit and Guaranteed principal benefit option 2," below for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.



--------------------------------------------------------------------------------
                                   METHOD OF WITHDRAWAL
                   -------------------------------------------------------------
                                                 PRE-AGE        LIFETIME
                                                 59-1/2         REQUIRED
                                             SUBSTANTIALLY       MINIMUM
 CONTRACT            PARTIAL    SYSTEMATIC       EQUAL        DISTRIBUTION
--------------------------------------------------------------------------------
NQ                    Yes          Yes             No             No
Rollover IRA          Yes          Yes            Yes            Yes
Flexible
 Premium IRA          Yes          Yes            Yes            Yes
Roth Conversion
 IRA                  Yes          Yes            Yes             No
Flexible Premium
 Roth IRA             Yes          Yes            Yes             No
Inherited IRA          No           No             No            ***
QP*                   Yes           No             No            Yes
Rollover TSA**        Yes          Yes             No            Yes
--------------------------------------------------------------------------------

  * All payments are made to the trust, as the owner of the contract. See "Appendix II: Purchase considerations for QP contracts" later in this Prospectus.


 ** Employer or plan approval is required for all transactions. Your ability to take withdrawals or loans from, or surrender your TSA contract may be limited. See Appendix X --"Tax Sheltered Annuity contracts (TSAs)" later in this Prospectus.


*** The contract pays out post-death required minimum distributions. See "Inherited IRA beneficiary continuation contract" in "Contract features and benefits" earlier in this Prospectus.


PARTIAL WITHDRAWALS
(All contracts)

You may take partial withdrawals from your account value at any time. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) The minimum amount you may withdraw is $300.

Partial withdrawals will be subject to a withdrawal charge if they exceed the 10% free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus). If you already own your contract, the applicable free withdrawal percentage may be higher. See Appendix IX later in this Prospectus for the free withdrawal amount that applies to your contract. Under Rollover TSA contracts, if a loan is outstanding, you may only take partial withdrawals as long as the cash value remaining after any withdrawal equals at least 10% of the outstanding loan plus accrued interest.


SYSTEMATIC WITHDRAWALS
(All contracts except Inherited IRA and QP contracts)

You may take systematic withdrawals of a particular dollar amount or a particular percentage of your account value. (Rollover TSA contracts may have restrictions and employer or plan approval is required.)

You may take systematic withdrawals on a monthly, quarterly or annual basis as long as the withdrawals do not exceed the following percentages of your account value: 0.8% monthly, 2.4% quarterly and 10% annually. The minimum amount you may take in each systematic withdrawal is $250. If the amount withdrawn would be less than $250 on the date a withdrawal is to be taken, we will not make a payment and we will terminate your systematic withdrawal election. If you already own your contract, the applicable percentages may be higher. See Appendix IX later in this Prospectus for information on what applies to your contract.

If the withdrawal charges on your contract have expired, you may elect a systematic withdrawal option in excess of percentages described in the preceding paragraph, up to 100% of your account value. However, if you elect a systematic withdrawal option in excess of these limits, and make a subsequent contribution to your contract, the systematic withdrawal option will be terminated. You may then elect a new systematic withdrawal option within the limits described in the preceding paragraph.

We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, we will make the withdrawals on the same calendar day of the month as the contract date. You must wait at least 28 days after your contract is issued before your systematic withdrawals can begin.

You may elect to take systematic withdrawals at any time. If you own an IRA contract, you may elect this withdrawal method only if you are between ages 59-1/2 and 70-1/2.

You may change the payment frequency, or the amount or percentage of your systematic withdrawals, once each contract year. However, you may not change the amount or percentage in any contract year in which you have already taken a partial withdrawal. You can cancel the systematic withdrawal option at any time.

Systematic withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the systematic withdrawal exceeds the 10% free withdrawal amount. This option is not available if you have elected a Guaranteed principal benefit. This restriction may not apply


50  Accessing your money


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to certain contract owners, depending on when you purchased your contract. See
Appendix IX later in this Prospectus for more information.


SUBSTANTIALLY EQUAL WITHDRAWALS
(Rollover IRA, Roth Conversion IRA, Flexible Premium IRA and Flexible Premium Roth IRA contracts)

We offer our "substantially equal withdrawals option" to allow you to receive distributions from your account value without triggering the 10% additional federal income tax penalty, which normally applies to distributions made before age 59-1/2. See "Tax information" later in this Prospectus. We use one of the IRS-approved methods for doing this; this is not the exclusive method of meeting this exception. After consultation with your tax adviser, you may decide to use another method which would require you to compute amounts yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Once you begin to take substantially equal withdrawals, you should not (i) stop them; (ii) change the pattern of your withdrawals for example, by taking an additional partial withdrawal; or (iii) contribute any more to the contract until after the later of age 59-1/2 or five full years after the first withdrawal. If you alter the pattern of withdrawals, you may be liable for the 10% federal tax penalty that would have otherwise been due on prior withdrawals made under this option and for any interest on the delayed payment of the penalty.

In accordance with IRS guidance, an individual who has elected to receive substantially equal withdrawals may make a one-time change, without penalty, from one of the IRS-approved methods of calculating fixed payments to another IRS-approved method (similar to the required minimum distribution rules) of calculating payments which vary each year.

You may elect to take substantially equal withdrawals at any time before age 59-1/2. We will make the withdrawal on any day of the month that you select as long as it is not later than the 28th day of the month. We will calculate the amount of your substantially equal withdrawals using the IRS-approved method we offer. The payments will be made monthly, quarterly or annually as you select. These payments will continue until (i) we receive written notice from you to cancel this option; (ii) you take an additional partial withdrawal; or (iii) you contribute any more to the contract. You may elect to start receiving substantially equal withdrawals again, but the payments may not restart in the same calendar year in which you took a partial withdrawal or added amounts to the contract. We will calculate the new withdrawal amount.

Substantially equal withdrawals that we calculate for you are not subject to a withdrawal charge, except to the extent that, when added to a partial withdrawal previously taken in the same contract year, the substantially equal withdrawal exceeds the free withdrawal amount (see "10% free withdrawal amount" in "Charges and expenses" later in this Prospectus).

Depending on when you purchased your contract, this option may not be available if you have elected a guaranteed principal benefit. This restriction may not apply to all contract owners. See Appendix IX later in this Prospectus for more information.


LIFETIME REQUIRED MINIMUM DISTRIBUTION WITHDRAWALS
(Rollover IRA, Flexible Premium IRA, QP and Rollover TSA contracts only -- See "Tax information" and Appendix X later in this Prospectus)

We offer our "automatic required minimum distribution (RMD) service" to help you meet lifetime required minimum distributions under federal income tax rules. This is not the exclusive way for you to meet these rules. After consultation with your tax adviser, you may decide to compute required minimum distributions yourself and request partial withdrawals. In such a case, a withdrawal charge may apply. Before electing this account based withdrawal option, you should consider whether annuitization might be better in your situation. If you have elected certain additional benefits, such as the Guaranteed minimum death benefit or Guaranteed minimum income benefit, amounts withdrawn from the contract to meet RMDs will reduce the benefit base and may limit the utility of the benefit. Also, the actuarial present value of additional contract benefits must be added to the account value in calculating required minimum distribution withdrawals from annuity contracts funding qualified plans, TSAs and IRAs, which could increase the amount required to be withdrawn. Please refer to "Tax information" and Appendix X later in this Prospectus.

You may elect this service in the year in which you reach age 70-1/2 or in any later year. The minimum amount we will pay out is $250. Currently, minimum distribution withdrawal payments will be made annually. See "Required minimum distributions" in "Tax information" and Appendix X later in this Prospectus for your specific type of retirement arrangement.


--------------------------------------------------------------------------------
For Rollover IRA, Flexible Premium IRA, and Rollover TSA contracts, we will send a form outlining the distribution options available in the year you reach age 70-1/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

We do not impose a withdrawal charge on minimum distribution withdrawals if you are enrolled in our automatic RMD service except if, when added to a partial withdrawal previously taken in the same contract year, the minimum distribution withdrawal exceeds the 10% free withdrawal amount.

Under Rollover TSA contracts, you may not elect our automatic RMD service if a loan is outstanding.

FOR CONTRACTS WITH PRINCIPAL PROTECTOR(SM). If you elected Principal Protector(SM), provided no other withdrawals are taken during a contract year in which you participate in our Automatic RMD service, an automatic withdrawal using our service will not cause a GWB Excess withdrawal, even if it exceeds your GWB Annual withdrawal amount. If you take any other withdrawal while you participate in the service, however, this GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, you must elect and maintain participation in our Automatic RMD service at your required beginning date, or the contract date, if your required beginning date has occurred before the contract was purchased. See "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus for further information.

HOW WITHDRAWALS ARE TAKEN FROM YOUR ACCOUNT VALUE

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your value in the variable investment options and


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the guaranteed interest option. If there is insufficient value or no value in the variable investment options and guaranteed interest option, any additional amount of the withdrawal required or the total amount of the withdrawal will be withdrawn from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable) in the order of the earliest maturity date(s) first. If the fixed maturity option amounts are insufficient, we will deduct all or a portion of the withdrawal from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option).


You may choose to have your systematic withdrawals or your substantially equal withdrawals taken from specific variable investment options and/or the guaranteed interest option. If you choose specific variable investment options and/or the guaranteed interest option, and the value in those selected option(s) drops below the requested withdrawal amount, the requested amount will be taken on a pro rata basis from all investment options on the business day after the withdrawal was scheduled to occur. All subsequent scheduled withdrawals will be processed on a pro rata basis on the business day you initially elected.



HOW WITHDRAWALS (AND TRANSFERS OUT OF THE SPECIAL 10 YEAR FIXED MATURITY OPTION) AFFECT YOUR GUARANTEED MINIMUM INCOME BENEFIT, GUARANTEED MINIMUM DEATH BENEFIT AND GUARANTEED PRINCIPAL BENEFIT OPTION 2

In general, withdrawals will reduce your guaranteed benefits on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current benefit by the same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 X .40) and your new benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

Transfers out of the Special 10 year fixed maturity option will reduce the GPB Option 2 amount on a pro rata basis. In addition, if you make a contract withdrawal from the Special 10 year fixed maturity option, we will reduce your GPB Option 2 in a similar manner; however, the reduction will reflect both a transfer out of the Special 10 year fixed maturity option and a withdrawal from the contract. Therefore, the reduction in GPB Option 2 is greater when you take a contract withdrawal from the Special 10 year fixed maturity option than it would be if you took the withdrawal from another investment option.

Similar to the example above, if your account value is $30,000 and you withdraw $12,000 from the Special 10 year fixed maturity option, you have withdrawn 40% of your account value. If your GPB Option 2 benefit was $40,000 before the withdrawal, the reduction to reflect the transfer out of the Special 10 year fixed maturity option would equal $16,000 ($40,000 x .40). The amount used to calculate the reduction to reflect the withdrawal from the contract is $24,000 ($40,000 - $16,000). The reduction to reflect the withdrawal would equal $9,600 ($24,000 x .40), and your new benefit after the withdrawal would be $14,400 ($24,000 - $9,600).

For purposes of calculating the adjustment to your guaranteed benefits, the amount of the withdrawal will include the amount of any applicable withdrawal charge. Using the example above, the $12,000 withdrawal would include the withdrawal amount paid to you and the amount of any applicable withdrawal charge deducted from your account value. For more information on the calculation of the charge, see "Withdrawal charge" later in the Prospectus.

With respect to the Guaranteed minimum income benefit and the Greater of 6% (or 5%) Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit, withdrawals (including any applicable withdrawal charges) will reduce each of the benefits' 6% (or 5%) Roll-Up to age 85 benefit base on a dollar-for-dollar basis, as long as the sum of withdrawals in a contract year is 6% (or 5%) or less of the 6% (or 5%) Roll-Up benefit base on the most recent contract date anniversary. Additional contributions made during a contract year do not affect the amount of withdrawals that can be taken on a dollar-for-dollar basis in that contract year. Once a withdrawal is taken that causes the sum of withdrawals in a contract year to exceed 6% (or 5%) of the benefit base on the most recent anniversary, that entire withdrawal and any subsequent withdrawals in that same contract year will reduce the benefit base pro rata. Reduction on a dollar-for-dollar basis means that your 6% (or 5%) Roll-Up to age 85 benefit base will be reduced by the dollar amount of the withdrawal for each Guaranteed benefit. The Annual Ratchet to age 85 benefit base will always be reduced on a pro rata basis.

The effect of withdrawals on your Guaranteed minimum income benefit and Guaranteed minimum death benefit (including the Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit) may be different. See Appendix IX later in this Prospectus for information on what applies to your contract.


HOW WITHDRAWALS AFFECT PRINCIPAL PROTECTOR(SM)

If you elected Principal Protector(SM), any withdrawal reduces your GWB benefit base by the amount of the withdrawal. In addition, a GWB Excess withdrawal can significantly reduce your GWB Annual withdrawal amount and further reduce your GWB benefit base. For more information, see "Effect of GWB Excess withdrawals" and "Other important considerations" under "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.


WITHDRAWALS TREATED AS SURRENDERS

If you withdraw more than 90% of a contract's current cash value, we will treat it as a request to surrender the contract for its cash value. Also, under certain contracts, we have the right to pay the cash value and terminate the contract if no contributions are made during the last three completed contract years, and the account value is less than $500, or if you make a withdrawal that would result in a cash value of less than $500. If you are an existing contract owner, the rules in the preceding sentence may not apply under your contract or if the Guaranteed minimum income benefit no lapse guarantee is available and in effect on your contract. See Appendix IX later in this Prospectus for


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information. See also "Surrendering your contract to receive its cash value"
below. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

SPECIAL RULES FOR PRINCIPAL PROTECTOR(SM). If you elected Principal Protector(SM), all withdrawal methods described above can be used. We will not treat a withdrawal request that results in a withdrawal in excess of 90% of the contract's cash value as a request to surrender the contract unless it is a GWB Excess withdrawal. In addition, we will not terminate your contract if either your account value or cash value falls below $500, unless it is due to a GWB Excess withdrawal. In other words, if you take a GWB Excess withdrawal that equals more than 90% of your cash value or reduces your cash value to less than $500, we will treat your request as a surrender of your contract even if your GWB benefit base is greater than zero. Please also see "Insufficient account value" in "Determining your contract value" earlier in this Prospectus. Please also see "Principal Protector(SM)" in "Contract features and benefits," earlier in this Prospectus, for more information on how withdrawals affect your guaranteed benefits and could potentially cause your contract to terminate.


LOANS UNDER ROLLOVER TSA CONTRACTS

Loans under a Rollover TSA contract are not permitted without employer or plan approval. We will not permit you to take a loan or have a loan outstanding while you are enrolled in our "automatic required minimum distribution (RMD) service."

Loans are subject to federal income tax limits and are also subject to the limits of the plan. The loan rules under ERISA may apply to plans not sponsored by a governmental employer. Federal income tax rules apply to all plans, even if the plan is not subject to ERISA.

A loan will not be treated as a taxable distribution unless:

o It exceeds limits of federal income tax rules;

o Interest and principal are not paid when due; or

o In some instances, service with the employer terminates.

Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences.

Before we make a loan, you must properly complete and sign a loan request form. Loan processing may not be completed until we receive all information and approvals required to process the loan at our processing office.

We will permit you to have only one loan outstanding at a time. The minimum loan amount is $1,000. The maximum amount is $50,000 or, if less, 50% of your account value, subject to any limits under the federal income tax rules. The term of a loan is five years. However, if you use the loan to acquire your primary residence, the term is 10 years. The term may not extend beyond the earliest of:

(1)  the date annuity payments begin,

(2)  the date the contract terminates, and

(3) the date a death benefit is paid (the outstanding loan including any accrued and unpaid loan interest, will be deducted from the death benefit amount).


A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received. Interest will accrue daily on your outstanding loan at a rate we set. The loan interest rate will be equal to the Moody's Corporate Bond Yield Averages for Baa bonds for the calendar month ending two months before the first day of the calendar quarter in which the rate is determined. Please see Appendix VIII later in this Prospectus for any state rules that may affect loans from a TSA contract. Also, see "Tax information" later in this Prospectus for general rules applicable to loans as well as Appendix X for a discussion of TSA contracts.


Tax consequences for failure to repay a loan when due are substantial, and may result in severe restrictions on your ability to borrow amounts under any plans of your employer in the future.

LOAN RESERVE ACCOUNT. On the date your loan is processed, we will transfer the amount of your loan to the loan reserve account. Unless you specify otherwise, we will subtract your loan on a pro rata basis from your value in the variable investment options and the guaranteed interest option. If those amounts are insufficient, any additional amount of the loan will be subtracted from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If fixed maturity option amounts are insufficient, we will deduct all or a portion of the loan from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. A market value adjustment will apply to withdrawals from the fixed maturity options (including the Special 10 year fixed maturity option). If amounts are withdrawn from the Special 10 year fixed maturity option, the guaranteed benefit will be adversely affected. See "Guaranteed principal benefit option 2" in "Contract features and benefits" earlier in this Prospectus.

For the period of time your loan is outstanding, the loan reserve account rate we will credit will equal the loan interest rate minus a maximum rate of 2%. When you make a loan repayment, unless you specify otherwise, we will transfer the dollar amount of the loan repaid and the amount of interest earned from the loan reserve account to the investment options according to the allocation percentages we have on our records.


SURRENDERING YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. (Rollover TSA contracts may have restrictions and employer or plan approval is required.) For a surrender to be effective, we must receive your written request and your contract at our processing office. We will determine your cash value on the date we receive the required information.

All benefits under the contract will terminate as of the date we receive the required information, including Principal Protector(SM) (if applicable) if your cash value is greater than your GWB Annual withdrawal amount. If you have a GWB benefit base greater than zero, you should consider the impact of a contract surrender on the Principal Protector(SM) benefit. If your surrender request does not constitute a GWB Excess


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withdrawal, you may be eligible for additional benefits. If, however, your surrender request constitutes a GWB Excess withdrawal, you will lose those benefits. Also, if the Guaranteed minimum income benefit no lapse guarantee is in effect under your contract, the Guaranteed minimum income benefit will terminate without value if your cash value plus any other withdrawals taken in the contract year exceed 6% of the Roll-Up benefit base (as of the beginning of the contract year). For more information, please see "Annuity benefit" under "Insufficient account value" in "Determining your contract value" and "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Your annuity payout options" below. For the tax consequences of surrenders, see "Tax information" later in this Prospectus.


WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

(1)  the New York Stock Exchange is closed or restricts trading,

(2) the SEC determines that an emergency exists as a result of which sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your value in the guaranteed interest option, fixed maturity options and the account for special dollar cost averaging (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 10 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


YOUR ANNUITY PAYOUT OPTIONS

Deferred annuity contracts such as Accumulator(R) provide for conversion to payout status at or before the contract's "maturity date." This is called annuitization. When your contract is annuitized, your Accumulator(R) contract and all its benefits will terminate and you will receive a supplemental annuity payout contract ("payout option") that provides periodic payments for life or for a specified period of time. In general, the periodic payment amount is determined by the account value or cash value of your Accumulator(R) contract at the time of annuitization and the annuity purchase factor to which that value is applied, as described below. Alternatively, if you have a Guaranteed minimum income benefit, you may exercise your benefit in accordance with its terms. We have the right to require you to provide any information we deem necessary to provide an annuity payout option. If an annuity payout is later found to be based on incorrect information, it will be adjusted on the basis of the correct information.

Your Accumulator(R) contract guarantees that upon annuitization, your annuity account value will be applied to a guaranteed annuity purchase factor for a life annuity payout option. We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at not less than five year intervals after the first change. (Please see your contract and SAI for more information.) In addition, you may apply your account value or cash value, whichever is applicable, to any other annuity payout option that we may offer at the time of annuitization. We currently offer you several choices of annuity payout options. Some enable you to receive fixed annuity payments, which can be either level or increasing, and others enable you to receive variable annuity payments. Please see Appendix VIII later in this Prospectus for variations that may apply in your state.


You can choose from among the annuity payout options listed below. Restrictions may apply, depending on the type of contract you own or the annuitant's age when the contract was issued. Other than life annuity with period certain, we reserve the right to add, remove or change any of these annuity payout options at any time. In addition, if you are exercising your Guaranteed minimum income benefit, your choice of payout options are those that are available under the Guaranteed minimum income benefit (see "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus). If you elect Principal Protector(SM) and choose to annuitize your contract before the maturity date, Principal Protector(SM) will terminate without value even if your GWB benefit base is greater than zero. Payments you receive under the annuity payout option you select may be less than you would have received under Principal Protector(SM). See "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus for further information.




--------------------------------------------------------------------------------
Fixed annuity payout options          Life annuity
                                      Life annuity with period certain
                                      Life annuity with refund certain
                                      Period certain annuity
--------------------------------------------------------------------------------
Variable Immediate Annuity            Life annuity
   payout options                     Life annuity with period certain
--------------------------------------------------------------------------------
Income Manager(R) payout options      Life annuity with period certain
   (available for annuitants age 83   Period certain annuity
   or less at contract issue)
--------------------------------------------------------------------------------

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity with period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. The


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  period certain cannot extend beyond the annuitant's life expectancy. A life annuity with a period certain is the form of annuity under the contract that you will receive if you do not elect a different payout option. In this case, the period certain will be based on the annuitant's age and will not exceed 10 years.

o Life annuity with refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This guaranteed period may not exceed the annuitant's life expectancy. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This payout option is available only as a fixed annuity.

The life annuity, life annuity with period certain, and life annuity with refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life, and after the annuitant's death, payments continue to the survivor. We may offer other payout options not outlined here. Your financial professional can provide details.


FIXED ANNUITY PAYOUT OPTIONS

With fixed annuities, we guarantee fixed annuity payments will be based either on the tables of guaranteed annuity purchase factors in your contract or on our then current annuity purchase factors, whichever is more favorable for you.


VARIABLE IMMEDIATE ANNUITY PAYOUT OPTIONS

Variable Immediate Annuities are described in a separate prospectus that is available from your financial professional. Before you select a Variable Immediate Annuity payout option, you should read the prospectus which contains important information that you should know.

Variable Immediate Annuities may be funded through your choice of available variable investment options investing in Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The contract also offers a fixed income annuity payout option that can be elected in combination with the variable income annuity payout option. The amount of each variable income annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate.


INCOME MANAGER(R) PAYOUT OPTIONS

The Income Manager(R) payout annuity contracts differ from the other payout annuity contracts. The other payout annuity contracts may provide higher or lower income levels, but do not have all the features of the Income Manager(R) payout annuity contract. You may request an illustration of the Income Manager(R) payout annuity contract from your financial professional. Income Manager(R) payout options are described in a separate prospectus that is available from your financial professional. Before you select an Income Manager(R) payout option, you should read the prospectus which contains important information that you should know.

Both NQ and IRA Income Manager(R) payout options provide guaranteed level payments. The Income Manager(R) (life annuity with period certain) also provides guaranteed increasing payments (NQ contracts only). You may not elect an Income Manager(R) payout option without life contingencies unless withdrawal charges are no longer in effect under your Accumulator(R).

For QP and Rollover TSA contracts, if you want to elect an Income Manager(R) payout option, we will first roll over amounts in such contract to a Rollover IRA contract with the plan participant as owner. You must be eligible for a distribution under the QP or Rollover TSA contract.

You may choose to apply your account value of your Accumulator(R) contract to an Income Manager(R) payout annuity. In this case, we will consider any amounts applied as a withdrawal from your Accumulator(R) and we will deduct any applicable withdrawal charge. For the tax consequences of withdrawals, see "Tax information" later in this Prospectus.

The Income Manager(R) payout options are not available in all states.

THE AMOUNT APPLIED TO PURCHASE AN ANNUITY PAYOUT OPTION

The amount applied to purchase an annuity payout option varies, depending on the payout option that you choose, and the timing of your purchase as it relates to any withdrawal charges or market value adjustments.

If amounts in a fixed maturity option are used to purchase any annuity payout option, prior to the maturity date, a market value adjustment will apply.

For the fixed annuity payout options and Variable Immediate Annuity payout options, no withdrawal charge is imposed if you select a life annuity, life annuity with period certain or life annuity with refund certain.

The withdrawal charge applicable under your Accumulator(R) contract is imposed if you select a non-life contingent period certain payout annuity. If the period certain is more than 5 years, then the withdrawal charge deducted will not exceed 5% of the account value.

For the Income Manager(R) life contingent payout options, no withdrawal charge is imposed under the Accumulator(R). If the withdrawal charge that otherwise would have been applied to your account value under your Accumulator(R) is greater than 2% of the contributions that remain in your contract at the time you purchase your payout option, the withdrawal charges under the Income Manager(R) will apply. The year in which your account value is applied to the payout option will be "contract year 1."

SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. We


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require you to return your contract before annuity payments begin. The contract owner and annuitant must meet the issue age and payment requirements.

You can choose the date annuity payments begin. In most states, it may not be earlier than thirteen months from the Accumulator(R) contract date. Please see Appendix VIII later in this Prospectus for information on state variations. Except with respect to the Income Manager(R) annuity payout options, where payments are made on the 15th day of each month, you can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the annuity maturity date described below.

The amount of the annuity payments will depend on the amount applied to purchase the annuity and the applicable annuity purchase factors, discussed earlier. The amount of each annuity payment will be less with a greater frequency of payments, or with a longer duration of a non-life contingent annuity or a longer certain period of a life contingent annuity. Once elected, the frequency with which you receive payments cannot be changed.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

If you select an annuity payout option and payments have begun, no change can be made other than: (i) transfers (if permitted in the future) among the variable investment options if a Variable Immediate Annuity payout option is selected; and (ii) withdrawals or contract surrender (subject to a market value adjustment) if an Income Manager(R) annuity payout option is chosen.


ANNUITY MATURITY DATE

Your contract has a maturity date by which you must either take a lump sum payment or select an annuity payout option. The maturity date is generally the contract date anniversary that follows the annuitant's 95th birthday. We will send a notice with the contract statement one year prior to the maturity date.

If you elected Principal Protector(SM) and your contract is annuitized at maturity, we will offer an annuity payout option for life that guarantees you will receive payments that are at least equal to what you would have received under Principal Protector until the point at which your GWB Benefit Base is depleted. After your GWB Benefit Base is depleted, you will continue to receive periodic payments while you are living. The amount of each payment will be the same as the payment amount that you would have received if you had applied your account value on the maturity date to purchase a life annuity at the annuity purchase rate guaranteed in your contract; this payment amount may be more or less than your GWB Annual Withdrawal amount.

Please see Appendix VIII later in this Prospectus for variations that may apply in your state.


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5. Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT AXA EQUITABLE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:

o A mortality and expense risks charge

o An administrative charge

o A distribution charge

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o On each contract date anniversary -- an annual administrative charge, if applicable.

o At the time you make certain withdrawals or surrender your contract -- a withdrawal charge.

o On each contract date anniversary -- a charge for each optional benefit that you have elected: a death benefit (other than the Standard death benefit); the Guaranteed minimum income benefit; Principal Protector(SM); and Protection Plus(SM).

o On the first 10 contract date anniversaries -- a charge for GPB Option 2, if you have elected this optional benefit.

o At the time annuity payments are to begin -- charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. An annuity administrative fee may also apply.

More information about these charges appears below. The fees and charges described are the maximum fees and charges that a contract owner will pay. Please see your contract and/or Appendix IX for the fees and charges that apply under your contract. We will not increase these charges for the life of your contract, except as noted. We may reduce certain charges under group or sponsored arrangements. See "Group or sponsored arrangements" later in this section.

The charges under the contracts are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the contracts. They are also designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If, as we expect, the charges that we collect from the contracts exceed our total costs in connection with the contracts, we will earn a profit. Otherwise, we will incur a loss.

The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this Prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray, a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk. Nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the contracts.

To help with your retirement planning, we may offer other annuities with different charges, benefits, and features. Please contact your financial professional for more information.


SEPARATE ACCOUNT ANNUAL EXPENSES


MORTALITY AND EXPENSE RISKS CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the Standard death benefit. The daily charge is equivalent to an annual rate of 0.75% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that at the time of death, the Guaranteed minimum death benefit exceeds the cash value of the contract. The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

ADMINISTRATIVE CHARGE. We deduct a daily charge from the net assets in each variable investment option. The charge, together with the annual administrative charge described below, is to compensate us for administrative expenses under the contracts. The daily charge is equivalent to an annual rate of 0.30% of the net assets in each variable investment option.


DISTRIBUTION CHARGE. We deduct a daily charge from the net assets in each variable investment option to compensate us for a portion of our sales expenses under the contracts. The daily charge is equivalent to an annual rate of 0.20% of the net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on each contract date anniversary. We deduct the charge if your account value on the last business day of the contract year is less than $50,000. If your account value on such date is $50,000 or more, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your account value. The charge is $30 for contract years three and later.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those


                                                        Charges and expenses  57


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amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option, if applicable,) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. See Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


WITHDRAWAL CHARGE

A withdrawal charge applies in two circumstances: (1) if you make one or more withdrawals during a contract year that, in total, exceed the 10% free withdrawal amount, described below, or (2) if you surrender your contract to receive its cash value or apply your cash value to a non-life contingent payout option. For more information about the withdrawal charge if you select an annuity payout option, see "Your annuity payout options--The amount applied to purchase an annuity payout option" in "Accessing your money" earlier in the Prospectus.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:



--------------------------------------------------------------------------------
                                  Contract year
--------------------------------------------------------------------------------
                    1     2     3     4     5     6     7     8+
--------------------------------------------------------------------------------
   Percentage of
    contribution    7%    7%    6%    6%    5%    3%    1%    0%

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1" and the withdrawal charge is reduced or expires on each applicable contract date anniversary. Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under your contract as withdrawn first. See "Tax information" later in this Prospectus.

For contracts issued in New York, please see Appendix VIII later in this Prospectus for the New York withdrawal charge schedule applicable to monies withdrawn from and transferred among the fixed maturity options.

For Pennsylvania contracts for annuitants who are age 84 or 85 at issue, please see Appendix VIII later in this Prospectus for possible withdrawal charge schedule variations.

In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to that same withdrawal charge percentage. We deduct the charge in proportion to the amount of the withdrawal subtracted from each investment option. The withdrawal charge helps cover our sales expenses.

For purposes of calculating reductions in your guaranteed benefits and associated benefit bases, the withdrawal amount includes both the withdrawal amount paid to you and the amount of the withdrawal charge deducted from your account value. For more information, see "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" and "How withdrawals affect your Guaranteed minimum income benefit and Guaranteed minimum death benefit" earlier in the Prospectus. The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the beginning of each contract year. In the first contract year, the 10% free withdrawal amount is determined using all contributions received in the first 90 days of the contract year. Additional contributions during the contract year do not increase your 10% free withdrawal amount. The 10% free withdrawal amount does not apply if you surrender your contract except where required by law.

For NQ contracts issued to a charitable remainder trust, the free withdrawal amount will equal the greater of: (1) the current account value less contributions that have not been withdrawn (earnings in the contract) and (2) the 10% free withdrawal amount defined above.

If you elected Principal Protector(SM), we will waive any withdrawal charge for any withdrawal during the contract year up to the GWB Annual withdrawal amount, even if such withdrawals exceed the free withdrawal amount. However, each withdrawal reduces the free withdrawal amount for that contract year by the amount of the withdrawal. Withdrawal charges, are applied to the amount of the withdrawal that exceeds the GWB Annual withdrawal amount.

The applicable free withdrawal percentage may be higher for certain contract holders, depending on when you purchased your contract. See Appendix IX later in this Prospectus for the free withdrawal amount that applies under your contract.

CERTAIN WITHDRAWALS. If you elected the Guaranteed minimum income benefit and/or the Greater of 6% Roll-Up to age 85 or the annual ratchet to age 85 enhanced death benefit, the withdrawal charge will be waived for any withdrawal that, together with any prior withdrawals made during the contract year, does not exceed 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base, even if such withdrawals exceed the free withdrawal amount. Also, a withdrawal charge does not apply to a withdrawal that exceeds 6% of the beginning of contract year 6% to age 85 Roll-Up benefit base as long as it does not exceed the free withdrawal amount. If your withdrawals exceed the amount described above, this waiver is not applicable to that withdrawal nor to any subsequent withdrawal for the life of the contract.


58  Charges and expenses


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See Appendix IX later in this Prospectus to see if this waiver of the withdrawal charge applies under your contract.

DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply if:

(i) The annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

(ii) We receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

(iii) The annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, or U.S. Virgin Islands) and meets all of the following:

      -- its main function is to provide skilled, intermediate, or custodial nursing care;

      -- it provides continuous room and board to three or more persons;

      -- it is supervised by a registered nurse or licensed practical nurse;

      -- it keeps daily medical records of each patient;

      -- it controls and records all medications dispensed; and

      -- its primary service is other than to provide housing for residents.

We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the conditions described in (i), (ii) or
(iii) above existed at the time a contribution was remitted or if the condition began within 12 months of the period following remittance. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your financial professional can provide more information or you may contact our processing office.


GUARANTEED MINIMUM DEATH BENEFIT CHARGE

ANNUAL RATCHET TO AGE 85. If you elected the Annual Ratchet to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.25% of the Annual Ratchet to age 85 benefit base. If you already own your contract, the charge may be as much as 0.30% of the Annual Ratchet to age 85 benefit base. Please see Appendix IX later in this Prospectus or your contract for more information.

GREATER OF 5% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.50% of the greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base.

GREATER OF 6% ROLL-UP TO AGE 85 OR ANNUAL RATCHET TO AGE 85. If you elected this enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.60% of the greater of the 6% Roll-Up to age 85 or the Annual Ratchet to age 85 benefit base. For contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your contract for more information.

6% ROLL-UP TO AGE 85. If you elected the 6% Roll-Up to age 85 enhanced death benefit, we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.45% of the 6% Roll-Up to age 85 benefit base.

WHEN WE DEDUCT THESE CHARGES. We will deduct these charges from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting these charges from the guaranteed interest option is permitted in your state) on a pro rata basis. If these amounts are insufficient, we will deduct all or a portion of these charges from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of these charges from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/Guaranteed minimum income benefit roll-up benefit base reset option.

STANDARD DEATH BENEFIT. There is no additional charge for the standard death benefit.

GUARANTEED PRINCIPAL BENEFIT OPTION 2

If you purchased GPB Option 2, we deduct a charge annually from your account value on the first 10 contract date anniversaries. The charge is equal to 0.50% of the account value. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct any remaining portion of the charge from amounts in any fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first.


                                                        Charges and expenses  59


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If such amounts are insufficient, we will deduct all or a portion from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


GUARANTEED MINIMUM INCOME BENEFIT (THE "LIVING BENEFIT") CHARGE

If you elected the Guaranteed minimum income benefit, we deduct a charge annually from your account value on each contract date anniversary until such time as you exercise the Guaranteed minimum income benefit, elect another annuity payout option, or the contract date anniversary after the annuitant reaches age 85, whichever occurs first. The charge is equal to 0.65% of the applicable benefit base in effect on the contract date anniversary. For certain contract owners, your charge may be less, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus or your Prospectus for the charge that applies under your contract.

We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are still insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus for more information. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option, if available).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

There is no charge if you exercise the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option or for the Guaranteed minimum income benefit no lapse guarantee. This option is not available under all contracts.

PROTECTION PLUS(SM) CHARGE

If you elected Protection Plus(SM), we deduct a charge annually from your account value on each contract date anniversary for which it is in effect. The charge is equal to 0.35% of the account value on each contract date anniversary. We will deduct this charge from your value in the variable investment options and the guaranteed interest option on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed maturity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging. If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. A market value adjustment will apply to deductions from the fixed maturity options (including the Special 10 year fixed maturity option).

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.


PRINCIPAL PROTECTOR(SM) CHARGE

If you elected Principal Protector(SM), we deduct a charge annually as a percentage of your account value on each contract date anniversary. If you elect the 5% GWB Annual withdrawal option, the charge is equal to 0.35%. If you elect the 7% GWB Annual withdrawal option, the charge is equal to 0.50%. We will deduct this charge from your value in the variable investment options and the guaranteed interest option (see Appendix VIII later in this Prospectus to see if deducting this charge from the guaranteed interest option is permitted in your state) on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options in the order of the earliest maturity date(s) first. If the contract is surrendered or annuitized or a death benefit is paid on a date other than a contract date anniversary, we will deduct a pro rata portion of the charge for that year. For certain contract owners, this pro rata deduction may not apply under your contract, depending on when you purchased your contract. Please see Appendix IX later in this Prospectus. If you die, and your beneficiary continues Principal Protector(SM) under the Beneficiary continuation option, we will not deduct a pro rata portion of the charge upon your death. However, the Principal Protector(SM) charge will continue. A market value adjustment will apply to deductions from the fixed maturity options.

If your GWB benefit base falls to zero but your contract is still in force, the charge will be suspended as of the next contract date anniversary. The charge will be reinstated, as follows: (i) if you make a subsequent contribution, we will reinstate the charge that was in effect at the time your GWB benefit base became depleted, (ii) if you elect to exercise the Optional step up provision, we will reinstate a charge, as discussed


60  Charges and expenses


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immediately below, and (iii) if your beneficiary elects the Beneficiary continuation option and reinstates the Principal Protector(SM) benefit with a one time step up, we will reinstate the charge that was in effect when the GWB benefit base fell to zero.

If your beneficiary elects the Beneficiary continuation option, and is eligible to continue Principal Protector(SM), the benefit and the charge will continue unless your beneficiary tells us to terminate the benefit at the time of election.

OPTIONAL STEP UP CHARGE. Every time you elect the Optional step up, we reserve the right to raise the benefit charge at the time of the step up. The maximum charge for Principal Protector(SM) with a 5% GWB Annual withdrawal option is 0.60%. The maximum charge for Principal Protector(SM) with a 7% GWB Annual withdrawal amount option is 0.80%. The increased charge, if any, will apply as of the next contract date anniversary following the step up and on all contract anniversaries thereafter.

If you die and your beneficiary elects the Beneficiary continuation option, if available, a one time step up only (at no additional charge) is applicable. For more information on the Optional step up, one time step up and Automatic reset provisions, see "Principal Protector(SM)" in "Contract features and benefits."

If your account value is insufficient to pay this charge, your contract will terminate without value and you will lose any applicable guaranteed benefits except as noted under "Insufficient account value" in "Determining your contract's value" earlier in this Prospectus.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by jurisdiction and ranges from 0% to 3.5%.

VARIABLE IMMEDIATE ANNUITY ANNUITIZATION PAYOUT OPTION ADMINISTRATIVE FEE

We currently deduct a fee of $350 from the amount to be applied to the Variable Immediate Annuity annuitization payout option. This option may not be available at the time you elect to annuitize or it may have a different charge.


CHARGES THAT THE TRUSTS DEDUCT

The Trusts deduct charges for the following types of fees and expenses:

o Management fees.

o 12b-1 fees.

o Operating expenses, such as trustees' fees, independent public accounting firms' fees, legal counsel fees, administrative service fees, custodian fees and liability insurance.

o Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each Trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. Certain Portfolios available under the contract in turn invest in shares of other Portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively, the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. For more information about these charges, please refer to the prospectuses for the Trusts.


GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum initial contribution requirements. We also may change the Guaranteed minimum income benefit or the Guaranteed minimum death benefit, or offer variable investment options that invest in shares of the Trusts that are not subject to 12b-1 fees. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974 ("ERISA") or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it would be unfairly discriminatory.


                                                        Charges and expenses  61


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6. Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designated your beneficiary when you applied for your contract. You may change your beneficiary at any time. The change will be effective as of the date the written request is executed, whether or not you are living on the date the change is received in our processing office. We are not responsible for any beneficiary change request that we do not receive. We will send you a written confirmation when we receive your request.

Under jointly owned contracts, the surviving owner is considered the beneficiary, and will take the place of any other beneficiary. You may be limited as to the beneficiary you can designate in a Rollover TSA contract. In a QP contract, the beneficiary must be the trustee. Where an NQ contract is owned for the benefit of a minor pursuant to the Uniform Gift to Minors Act or the Uniform Transfers to Minors Act, the beneficiary must be the estate of the minor. Where an IRA contract is owned in a custodial individual retirement account, the custodian must be the beneficiary.

The death benefit is equal to your account value (without adjustment for any otherwise applicable negative market value adjustment) or, if greater, the applicable Guaranteed minimum death benefit. We determine the amount of the death benefit (other than the applicable Guaranteed minimum death benefit) and any amount applicable under the Protection Plus(SM) feature, as of the date we receive satisfactory proof of the annuitant's death, any required instructions for the method of payment, forms necessary to effect payment and any other information we may require. The amount of the applicable Guaranteed minimum death benefit will be such Guaranteed minimum death benefit as of the date of the annuitant's death adjusted for any subsequent withdrawals. For Rollover TSA contracts with outstanding loans, we will reduce the amount of the death benefit by the amount of the outstanding loan, including any accrued but unpaid interest on the date that the death benefit payment is made. Payment of the death benefit terminates the contract.

Your beneficiary designation may specify the form of death benefit payout (such as a life annuity), provided the payout you elect is one that we offer both at the time of designation and when the death benefit is payable. In general, the beneficiary will have no right to change the election. You should be aware that
(i) in accordance with current federal income tax rules, we apply a predetermined death benefit annuity payout election only if payment of the death benefit amount begins within one year following the date of death, which payment may not occur if the beneficiary has failed to provide all required information before the end of that period, (ii) we will not apply the predetermined death benefit payout election if doing so would violate any federal income tax rules or any other applicable law, and (iii) a beneficiary or a successor owner who continues the contract under one of the continuation options described below will have the right to change your annuity payout election.

EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a surviving spouse who is the sole primary beneficiary of the deceased owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. The Successor owner/ annuitant feature is only available under NQ and individually owned IRA contracts (other than Inherited
IRAs).

For NQ and all types of IRA contracts, a beneficiary may be able to have limited ownership as discussed under "Beneficiary continuation option" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT

Under certain conditions the owner changes after the original owner's death for purposes of receiving required distributions from the contract. When you are not the annuitant under an NQ contract and you die before annuity payments begin, unless you specify otherwise, the beneficiary named to receive the death benefit upon the annuitant's death will become the successor owner. If you do not want this beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time during your life by sending satisfactory notice to our processing office. If the contract is jointly owned and the first owner to die is not the annuitant, the surviving owner becomes the sole contract owner. This person will be considered the successor owner for purposes of the distribution rules described in this section. The surviving owner automatically takes the place of any other beneficiary designation.

You should carefully consider the following if you have elected the Guaranteed minimum income benefit and you are the owner, but not the annuitant. Because the payments under the Guaranteed minimum income benefit are based on the life of the annuitant, and the federal tax law required distributions described below are based on the life of the successor owner, a successor owner who is not also the annuitant may not be able to exercise the Guaranteed minimum income benefit if you die before annuity payments begin. Therefore, one year before you become eligible to exercise the Guaranteed minimum income benefit you should consider the effect of your beneficiary designations on potential payments after your death. For more information, see "Exercise rules" under "Guaranteed minimum income benefit option" in "Contract features and benefits" earlier in this Prospectus.

Unless the surviving spouse of the owner who has died (or in the case of a joint ownership situation, the surviving spouse of the first owner to die) is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the successor owner (new owner) within five years after your death (the "5-year rule"), or in a joint ownership situation, the death of the first owner to die.


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o  If Principal Protector(SM) was elected and if the "5-year rule" is elected and the successor owner dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value. The successor owner should consult with a tax adviser before choosing to use the "5-year rule." The GWB benefit base may be adversely affected if the successor owner makes any withdrawals that cause a GWB Excess withdrawal. Also, when the contract terminates at the end of 5 years, any remaining GWB benefit base would be lost. If you elected Principal Protector(SM), the successor owner has the option to terminate the benefit and charge upon receipt by us of due proof of death and notice to discontinue the benefit; otherwise, the benefit and charge will automatically continue.

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the successor owner's life expectancy). Payments must begin within one year after the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value five years after your death (or the death of the first owner to die).

o  A successor owner should consider naming a new beneficiary.

If the surviving spouse is the successor owner or joint owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.

An eligible successor owner, including a surviving joint owner after the first owner dies, may elect the beneficiary continuation option for NQ contracts discussed in "Beneficiary continuation option" below.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. Payment of the death benefit in a lump sum terminates all rights and any applicable guarantees under the contract, including Guaranteed minimum income benefit, GPB Options 1 and 2 and Principal Protector(SM). However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout options we offer at the time. See "Your annuity payout options" in "Accessing your money" earlier in this Prospectus. Please note that any annuity payout option chosen may not extend beyond the life expectancy of the beneficiary.


SUCCESSOR OWNER AND ANNUITANT

If you are both the contract owner and the annuitant, and your spouse is the sole primary beneficiary or the joint owner, then your spouse may elect to receive the death benefit or continue the contract as successor owner/annuitant. The successor owner/annuitant must be 85 or younger as of the date of the non-surviving spouse's death.

The determination of spousal status is made under applicable state law. However, in the event of a conflict between federal and state law, we follow federal rules.

If your surviving spouse decides to continue the contract, then as of the date we receive satisfactory proof of your death, any required instructions, information and forms necessary to effect the Successor owner/annuitant feature, we will increase the account value to equal your elected Guaranteed minimum death benefit as of the date of your death if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, and adjusted for any subsequent withdrawals. The increase in the account value will be allocated to the investment options according to the allocation percentages we have on file for your contract. Thereafter, withdrawal charges will no longer apply to contributions made before your death. Withdrawal charges will apply if additional contributions are made. These additional contributions will be considered to be withdrawn only after all other amounts have been withdrawn. In determining whether your applicable Guaranteed minimum death benefit option will continue to grow, we will use your surviving spouse's age as of the date we receive satisfactory proof of your death, any required instructions and the information and forms necessary to effect the successor owner/annuitant feature.

We will determine whether your applicable Guaranteed minimum death benefit option will continue as follows:

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 84 or younger at death, the Guaranteed minimum death benefit continues based upon the option that was elected by the original owner/annuitant and will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 75 or younger on the date of the original owner/annuitant's death, and the original owner/ annuitant was age 85 or older at death, we will reinstate the Guaranteed minimum death benefit that was elected by the original owner/annuitant. The benefit will continue to grow according to its terms until the contract date anniversary following the date the successor owner/annuitant reaches age 85.

o If the successor owner/annuitant is age 76 or over on the date of the original owner/annuitant's death, the Guaranteed minimum death benefit will no longer grow, and we will no longer charge for the benefit.

If you elected Principal Protector(SM), the benefit and charge will remain in effect. If the GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

Where an NQ contract is owned by a Living Trust, as defined in the contract, and at the time of the annuitant's death the annuitant's spouse is the sole beneficiary of the Living Trust, the Trustee, as owner


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of the contract, may request that the spouse be substituted as annuitant as of the date of the annuitant's death. No further change of annuitant will be permitted.

Where an IRA contract is owned in a custodial individual retirement account, and your spouse is the sole beneficiary of the account, the custodian may request that the spouse be substituted as annuitant after your death.

For information on the operation of the successor owner/annuitant feature with the Guaranteed minimum income benefit, see "Exercise of Guaranteed minimum income benefit" under "Guaranteed minimum income benefit option" in "Contract features and benefits," earlier in this Prospectus. For information on the operation of this feature with Protection Plus(SM), see "Protection Plus(SM)" in "Guaranteed minimum death benefit" under "Contract features and benefits," earlier in this Prospectus.


SPOUSAL PROTECTION

SPOUSAL PROTECTION OPTION FOR NQ CONTRACTS ONLY. This feature permits spouses who are joint contract owners to increase the account value to equal the guaranteed minimum death benefit, if higher, and by the value of any Protection Plus(SM) benefit, if elected, upon the death of either spouse. This account value "step up" occurs even if the surviving spouse was the named annuitant. If you and your spouse jointly own the contract and one of you is the named annuitant, you had the right to elect the Spousal protection option at the time you purchased your contract at no additional charge. Both spouses must have been between the ages of 20 and 70 at the time the contract was issued and must each have been named the primary beneficiary in the event of the other's death.


The annuitant's age is generally used for the purpose of determining contract benefits. However, for the Annual Ratchet to age 85 and the Greater of 6% Roll-Up to age 85 or Annual Ratchet to age 85 guaranteed minimum death benefits and the Protection Plus(SM) benefit, the benefit is based on the older spouse's age. The older spouse may or may not be the annuitant. However, for purposes of the Guaranteed minimum death benefit/guaranteed minimum income benefit roll-up benefit base reset option, the last age at which the benefit base may be reset is based on the annuitant's age, not the older spouse's age.

If the annuitant dies prior to annuitization, the surviving spouse may elect to receive the death benefit, including the value of the Protection Plus(SM) benefit, or, if eligible, continue the contract as the sole owner/ annuitant by electing the successor owner/annuitant option. If the non-annuitant spouse dies prior to annuitization, the surviving spouse continues the contract automatically as the sole owner/annuitant. In either case, the contract would continue, as follows:

o As of the date we receive due proof of the spouse's death, the account value will be reset to equal the Guaranteed minimum death benefit as of the date of the non-surviving spouse's death, if higher, increased by the value of the Protection Plus(SM) benefit.

o The Guaranteed minimum death benefit continues to be based on the older spouse's age for the life of the contract, even if the younger spouse is originally or becomes the sole owner/annuitant.

o The Protection Plus(SM) benefit will now be based on the surviving spouse's age at the date of the non-surviving spouse's death for the remainder of the life of the contract. If the benefit had been previously frozen because the older spouse had attained age 80, it will be reinstated if the surviving spouse is age 75 or younger. The benefit is then frozen on the contract date anniversary after the surviving spouse reaches age 80. If the surviving spouse is age 76 or older, the benefit will be discontinued even if the surviving spouse is the older spouse (upon whose age the benefit was originally based).

o The Guaranteed minimum income benefit may continue if the benefit had not already terminated and the benefit will be based on the successor owner/annuitant, if applicable. See "Guaranteed minimum income benefit" in "Contract features and benefits" earlier in this Prospectus.

o If the annuitant dies first, withdrawal charges will no longer apply to any contributions made prior to the annuitant's death. If the non-annuitant spouse dies first, the withdrawal charge schedule remains in effect with regard to all contributions.

o If you elected Principal Protector(SM), the benefit and charge will remain in effect. If your GWB benefit base is zero at the time of your death, and the charge had been suspended, the charge will be reinstated if any of the events, described in "Principal Protector(SM) charge" in "Charges and expenses" earlier in this Prospectus, occur. The GWB benefit base will not automatically be stepped up to equal the account value, if higher, upon your death. Your spouse must wait five complete years from the prior step up or from contract issue, whichever is later, in order to be eligible for the Optional step up. For more information, see "Principal Protector(SM)" in "Contract features and benefits" earlier in this Prospectus.

We will not allow Spousal protection to be added after contract issue. If there is a change in owner or primary beneficiary, the Spousal protection benefit will be terminated. If you divorce but do not change the owner or primary beneficiary, Spousal protection continues.

Depending on when you purchased your contract, this feature may not be available to you. See Appendix IX later in this Prospectus for more information about your contract.


BENEFICIARY CONTINUATION OPTION

This feature permits a designated individual, on the contract owner's death, to maintain a contract with the deceased contract owner's name on it and receive distributions under the contract, instead of receiving the death benefit in a single sum. We make this option available to beneficiaries under traditional IRA, Roth IRA and NQ contracts, subject to state availability. Please speak with your financial professional or see Appendix VIII later in this Prospectus for further information.

Where an IRA contract is owned in a custodial individual retirement account, the custodian may reinvest the death benefit in an individual retirement annuity contract, using the account beneficiary as the annuitant. Please speak with your financial professional for further information.


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BENEFICIARY CONTINUATION OPTION FOR TRADITIONAL IRA AND ROTH IRA CONTRACTS
ONLY. The beneficiary continuation option must be elected by September 30th of the year following the calendar year of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option. If the election is made, then, as of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals.


Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy (determined in the calendar year after your death and determined on a term certain basis). These payments must begin no later than December 31st of the calendar year after the year of your death. For sole spousal beneficiaries, payments may begin by December 31st of the calendar year in which you would have reached age 70-1/2, if such time is later. For traditional IRA contracts only, if you die before your Required Beginning Date for Required Minimum Distributions, as discussed later in this Prospectus in "Tax information" under "Individual retirement arrangements (IRAs)," the beneficiary may choose the "5-year rule" option instead of annual payments over life expectancy. The 5-year rule is always available to beneficiaries under Roth IRA contracts. If the beneficiary chooses this option, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by December 31st of the calendar year which contains the fifth anniversary of your death.


Under the beneficiary continuation option for IRA and Roth IRA contracts:

o The contract continues with your name on it for the benefit of your beneficiary.

o This feature is only available if the beneficiary is an individual. Certain trusts with only individual beneficiaries will be treated as individuals for this purpose.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the beneficiary's own life expectancy, if payments over life expectancy are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector(SM) (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector(SM) may continue to apply.

o The beneficiary may choose at any time to withdraw all or a portion of the account value and no withdrawal charges, if any, will apply.

o  Any partial withdrawal must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking required minimum distributions based on the remaining life expectancy of the deceased beneficiary or to receive any remaining interest in the contract in a lump sum. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.

o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.

   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector(SM) at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

   -- If there are multiple beneficiaries each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

   -- If scheduled payments are elected, the beneficiary's scheduled payments will be calculated, using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the


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      remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect the scheduled payments rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

BENEFICIARY CONTINUATION OPTION FOR NQ CONTRACTS ONLY. This feature, also known as Inherited annuity, may only be elected when the NQ contract owner dies before the annuity maturity date, whether or not the owner and the annuitant are the same person. If the owner and annuitant are different and the owner dies before the annuitant, for purposes of this discussion, "beneficiary" refers to the successor owner. For a discussion of successor owner, see "When an NQ contract owner dies before the annuitant" earlier in this section. This feature must be elected within 9 months following the date of your death and before any other inconsistent election is made. Beneficiaries who do not make a timely election will not be eligible for this option.

Generally, payments will be made once a year to the beneficiary over the beneficiary's life expectancy, determined on a term certain basis and in the year payments start. These payments must begin no later than one year after the date of your death and are referred to as "scheduled payments." The beneficiary may choose the "5-year rule" instead of scheduled payments over life expectancy. If the beneficiary chooses the 5-year rule, there will be no scheduled payments. Under the 5-year rule, the beneficiary may take withdrawals as desired, but the entire account value must be fully withdrawn by the fifth anniversary of your death.

Under the beneficiary continuation option for NQ contracts (regardless of whether the owner and annuitant are the same person):

o This feature is only available if the beneficiary is an individual. It is not available for any entity such as a trust, even if all of the beneficiaries of the trust are individuals.

o The contract continues with your name on it for the benefit of your beneficiary.

o If there is more than one beneficiary, each beneficiary's share will be separately accounted for. It will be distributed over the respective beneficiary's own life expectancy, if scheduled payments are chosen.

o The minimum amount that is required in order to elect the beneficiary continuation option is $5,000 for each beneficiary.

o The beneficiary may make transfers among the investment options but no additional contributions will be permitted.

o If you had elected the Guaranteed minimum income benefit, an optional enhanced death benefit, GPB Option 2 or Principal Protector(SM) (in certain circumstances) under the contract, they will no longer be in effect and charges for such benefits will stop. Also, any Guaranteed minimum death benefit feature will no longer be in effect. See below for certain circumstances where Principal Protector(SM) may continue to apply.



o If the beneficiary chooses the "5-year rule," withdrawals may be made at any time. If the beneficiary instead chooses scheduled payments, the beneficiary may also take withdrawals, in addition to scheduled payments, at any time.


o  Any partial withdrawals must be at least $300.

o Your beneficiary will have the right to name a beneficiary to receive any remaining interest in the contract on the beneficiary's death.

o Upon the death of your beneficiary, the beneficiary he or she has named has the option to either continue taking scheduled payments based on the remaining life expectancy of the deceased beneficiary (if scheduled payments were chosen) or to receive any remaining interest in the contract in a lump sum. We will pay any remaining interest in the contract in a lump sum if your beneficiary elects the 5-year rule. The option elected will be processed when we receive satisfactory proof of death, any required instructions for the method of payment and any required information and forms necessary to effect payment.

o If you had elected Principal Protector(SM), your spousal beneficiary may not continue Principal Protector(SM), and the benefit will terminate without value, even if the GWB benefit base is greater than zero. In general, spousal beneficiaries who wish to continue Principal Protector(SM) should consider continuing the contract under the Successor owner and annuitant feature, if eligible. In general, eligibility requires that you must be the owner and annuitant and your spouse must be the sole primary beneficiary. Please see "Successor owner and annuitant" in "How death benefit payment is made" under "Payment of death benefit" earlier in this Prospectus for further details. If there are multiple beneficiaries who elect the Beneficiary continuation option, the spousal beneficiary may continue the contract without Principal Protector(SM) and non-spousal beneficiaries may continue with Principal Protector(SM). In this case, the spouse's portion of the GWB benefit base will terminate without value.

o If the non-spousal beneficiary chooses scheduled payments under "Withdrawal Option 1," as discussed above in this section, Principal Protector(SM) may not be continued and will automatically terminate without value even if the GWB benefit base is greater than zero.

o If you had elected Principal Protector(SM), your non-spousal beneficiary may continue the benefit, as follows:

   -- The beneficiary was 75 or younger on the original contract date.

   -- The benefit and charge will remain in effect unless your beneficiary tells us to terminate the benefit at the time of the Beneficiary continuation option election.


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   -- One time step up: Upon your death, if your account value is greater than the GWB benefit base, the GWB benefit base will be automatically stepped up to equal the account value, at no additional charge. If Principal Protector(SM) is not in effect at the time of your death because the GWB benefit base is zero, the beneficiary may reinstate the benefit (at the charge that was last in effect) with the one time step up. If the beneficiary chooses not to reinstate the Principal Protector(SM) at the time the Beneficiary continuation option is elected, Principal Protector(SM) will terminate.

   -- If there are multiple beneficiaries, each beneficiary's interest in the GWB benefit base will be separately accounted for.

   -- As long as the GWB benefit base is $5,000 or greater, the beneficiary may elect the Beneficiary continuation option and continue Principal Protector(SM) even if the account value is less than $5,000.

   -- If scheduled payments under "Withdrawal Option 2" is elected, the beneficiary's scheduled payments will be calculated using the greater of the account value or the GWB benefit base, as of each December 31. If the beneficiary dies prior to receiving all payments, we will make the remaining payments to the person designated by the deceased non-spousal beneficiary, unless that person elects to take any remaining account value in a lump sum, in which case any remaining GWB benefit base will terminate without value.

   -- If the "5-year rule" is elected and the beneficiary dies prior to the end of the fifth year, we will pay any remaining account value in a lump sum and the contract and any remaining GWB benefit base will terminate without value.

   -- Provided no other withdrawals are taken during a contract year while the beneficiary receives scheduled payments, the scheduled payments will not cause a GWB Excess withdrawal, even if they exceed the GWB Annual withdrawal amount. If the beneficiary takes any other withdrawals while the Beneficiary continuation option scheduled payments are in effect, the GWB Excess withdrawal exception terminates permanently. In order to take advantage of this exception, the beneficiary must elect scheduled payments under "Withdrawal Option 2" rather than the "5-year rule." If the beneficiary elects the "5-year rule," there is no exception.

If you are both the owner and annuitant:

o As of the date we receive satisfactory proof of death, any required instructions, information and forms necessary to effect the beneficiary continuation option feature, we will increase the annuity account value to equal the applicable death benefit if such death benefit is greater than such account value, plus any amount applicable under the Protection Plus(SM) feature, adjusted for any subsequent withdrawals.

o  No withdrawal charges will apply to any withdrawals by the beneficiary.

If the owner and annuitant are not the same person:

o If the beneficiary continuation option is elected, the beneficiary automatically becomes the new annuitant of the contract, replacing the existing annuitant.

o  The annuity account value will not be reset to the death benefit amount.

o The contract's withdrawal charge schedule will continue to be applied to any withdrawal or surrender other than scheduled payments; the contract's free corridor amount will continue to apply to withdrawals but does not apply to surrenders.

o We do not impose a withdrawal charge on scheduled payments except if, when added to any withdrawals previously taken in the same contract year, including for this purpose a contract surrender, the total amount of withdrawals and scheduled payments exceed the free corridor amount. See the "Withdrawal charges" in "Charges and expenses" earlier in this Prospectus.

If a contract is jointly owned:

o The surviving owner supersedes any other named beneficiary and may elect the beneficiary continuation option.

o If the deceased joint owner was also the annuitant, see "If you are both the owner and annuitant" earlier in this section.

o If the deceased joint owner was not the annuitant, see "If the owner and annuitant are not the same person" earlier in this section.


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7.  Tax information


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OVERVIEW

In this part of the Prospectus, we discuss the current federal income tax rules that generally apply to Accumulator(R) contracts owned by United States individual taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, traditional IRA, Roth IRA, QP or TSA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of a contract. We cannot predict what, if any, legislation will actually be proposed or enacted.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. We also do not discuss the Employee Retirement Income Security Act of 1974 (ERISA). Transfers of the contract, rights or values under the contract, or payments under the contract, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.


CONTRACTS THAT FUND A RETIREMENT ARRANGEMENT

Generally, there are two types of funding vehicles that are available for Individual Retirement Arrangements ("IRAs"): an individual retirement annuity contract such as the ones offered in this Prospectus, or a custodial or trusteed individual retirement account. Similarly, a 403(b) plan can be funded through a 403(b) annuity contract or a 403(b)(7) custodial account. Annuity contracts can also be purchased in connection with retirement plans qualified under Section 401(a) of the Code ("QP contracts"). How these arrangements work, including special rules applicable to each, are noted in the specific sections for each type of arrangement, below. You should be aware that the funding vehicle for a tax-qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity`s features and benefits compared with the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.

Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans, 403(b) plans and IRAs. For this purpose additional annuity contract benefits may include, but are not limited to, various guaranteed benefits such as guaranteed minimum income benefits and enhanced death benefits. You should consider the potential implication of these Regulations before you purchase this annuity contract or purchase additional features under this annuity contract. See also Appendix II at the end of this Prospectus for a discussion of QP contracts, and Appendix X at the end of this Prospectus for a discussion of TSA contracts.


SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.



TAXATION OF NONQUALIFIED ANNUITIES



CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under the securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person). This provision does not apply to a trust which is a mere agent or nominee for an individual, such as a grantor trust.



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Federal tax law requires that all nonqualified deferred annuity contracts that
AXA Equitable and its affiliates issue to you during the same calendar year be linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.


ANNUITY PAYMENTS

Annuitization payments that are based on life or life expectancy are considered annuity payments for income tax purposes. We include in annuitization payments GMIB payments and other annuitization payments available under your contract. In order to get annuity payment tax treatment, all amounts under the contract must be applied to the annuity payout option; we do not "partially annuitize" nonqualified deferred annuity contracts.

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your unrecovered investment in the contract. Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount of the payment. For variable annuity payments, your tax-free portion of each payment is your investment in the contract divided by the number of expected payments. If you have a loss on a variable annuity payout in a taxable year, you may be able to adjust the tax-free amount in subsequent years.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.

Your rights to apply amounts under this contract to an annuity payout option are described elsewhere in this Prospectus. If you hold your contract to the maximum maturity age under the contract we require that a choice be made between taking a lump sum settlement of any remaining account value or applying any such account value to one of the annuity payout options under the contract. If no affirmative choice is made, we will apply any remaining annuity value to the default option under the contract at such age. While there is no specific federal tax guidance as to whether or when an annuity contract is required to mature, or as to the form of the payments to be made upon maturity, we believe that this contract constitutes an annuity contract under current federal tax rules.



WITHDRAWALS MADE BEFORE ANNUITY PAYMENTS BEGIN


If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a reduction of your investment in the contract and is not taxable.


PROTECTION PLUS(SM) FEATURE


In order to enhance the amount of the death benefit to be paid at the annuitant's death, you may have purchased a Protection Plus(SM) rider for your NQ contract. Although we regard this benefit as an investment protection feature which is part of the contract and which should have no adverse tax effect, it is possible that the IRS could take a contrary position or assert that the Protection Plus(SM) rider is not part of the contract. In such a case, the charges for the Protection Plus(SM) rider could be treated for federal income tax purposes as a partial withdrawal from the contract. If this were so, such a deemed withdrawal could be taxable, and for contract owners under age 59-1/2, also subject to a tax penalty. Were the IRS to take this position, AXA Equitable would take all reasonable steps to attempt to avoid this result, which could include amending the contract (with appropriate notice to you).


1035 EXCHANGES

You may purchase a nonqualified deferred annuity contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the nonqualified deferred annuity contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the contract issued in exchange. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis, also referred to as your investment in the contract, of the source contract carries over to the contract issued in exchange.

An owner may direct the proceeds of a partial withdrawal from one nonqualified deferred annuity contract to a different insurer to purchase a new nonqualified deferred annuity contract on a tax-deferred basis. Special forms, agreement between the carriers, and provision of cost basis information may be required to process this type of an exchange.

Section 1035 exchanges are generally not available after the death of the owner.



SURRENDERS


If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.



DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH


For the rules applicable to death benefits, see "Payment of death benefit" earlier in this Prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

Under the Beneficiary continuation option, the tax treatment of a withdrawal after the death of the owner taken as a single sum or taken as



                                                             Tax information  69


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withdrawals under the 5-year rule is generally the same as the tax treatment of a withdrawal from or surrender of your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59-1/2, a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax.
Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

o  on or after your death; or

o  because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments at least annually over your life (or life expectancy), or the joint lives of you and your beneficiary (or joint life expectancies) using an IRS-approved distribution method.



INVESTOR CONTROL ISSUES


Under certain circumstances, the IRS has stated that you could be treated as the owner (for tax purposes) of the assets of Separate Account No. 49. If you were treated as the owner, you would be taxable on income and gains attributable to the shares of the underlying portfolios.

The circumstances that would lead to this tax treatment would be that, in the opinion of the IRS, you could control the underlying investment of Separate Account No. 49. The IRS has said that the owners of variable annuities will not be treated as owning the separate account assets provided the underlying portfolios are restricted to variable life and annuity assets. The variable annuity owners must have the right only to choose among the Portfolios, and must have no right to direct the particular investment decisions within the Portfolios.

Although we believe that, under current IRS guidance, you would not be treated as the owner of the assets of Separate Account No. 49, there are some issues that remain unclear. For example, the IRS has not issued any guidance as to whether having a larger number of Portfolios available, or an unlimited right to transfer among them, could cause you to be treated as the owner. We do not know whether the IRS will ever provide such guidance or whether such guidance, if unfavorable, would apply retroactively to your contract. Furthermore, the IRS could reverse its current guidance at any time. We reserve the right to modify your contract as necessary to prevent you from being treated as the owner of the assets of Separate Account No. 49.



INDIVIDUAL RETIREMENT ARRANGEMENTS (IRAS)


GENERAL


"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets funding the account for the benefit of the IRA owner. The assets typically include mutual funds and/or individual stocks and/or securities in a custodial account, and bank certificates of deposit in a trusteed account. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o  Traditional IRAs, typically funded on a pre-tax basis; and

o  Roth IRAs, funded on an after-tax basis.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments. All types of IRAs qualify for tax deferral regardless of the funding vehicle selected.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained by contacting the IRS or from the IRS website (www.irs.gov).

AXA Equitable designs its IRA contracts to qualify as individual retirement annuities under Section 408(b) of the Internal Revenue Code. You may have purchased the contract as a traditional IRA or Roth IRA. We also offered Inherited IRA contracts for payment of post-death required minimum distributions from traditional IRAs and Roth IRAs, respectively.

This Prospectus contains the information that the IRS requires you to have before you purchase an IRA. The first section covers some of the special tax rules that apply to traditional IRAs. The next section covers Roth IRAs. The disclosure generally assumes direct ownership of the individual retirement annuity contract. For contracts owned in a custodial individual retirement account, the disclosure will apply only if you terminate your account or transfer ownership of the contract to yourself.

We describe the amount and types of charges that may apply to your contributions under "Charges and expenses" earlier in this Prospectus. We describe the method of calculating payments under "Accessing your money" earlier in this Prospectus. We do not guarantee or project growth in any variable income annuitization option payments (as opposed to payments from a fixed income annuitization option).

AXA Equitable had received an opinion letter from the IRS approving the respective forms of the Accumulator(R) traditional and Roth IRA contracts for use as a traditional and Roth IRA, respectively. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The contracts submitted for IRS approval do not include every feature possibly available under the Accumulator(R) traditional and Roth IRA contracts.


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

This is provided for informational purposes only. Since the contract is no longer available to new purchasers, this cancellation provision is no longer applicable.

You can cancel either type of the Accumulator(R) IRA contract (traditional IRA or Roth IRA) by following the directions in "Your right to cancel within a certain number of days" under "Contract features and



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benefits" earlier in this Prospectus. If you cancel a traditional IRA or Roth
IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)


CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to purchase a traditional IRA or as subsequent contributions to an existing IRA:

o  "regular" contributions out of earned income or compensation; or

o  tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

When you make a contribution to your IRA, we require you to tell us whether it is a regular contribution, rollover contribution, or direct transfer contribution, and to supply supporting documentation in some cases.


REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS


LIMITS ON CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular traditional IRA contributions for the tax year in which you reach age 70-1/2 or any tax year after that.

If you are at least age 50 at any time during the taxable year for which you are making a regular contribution to your IRA, you may be eligible to make additional "catch-up contributions" of up to $1,000 to your traditional IRA.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint federal income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $5,000, married individuals filing jointly can contribute up to $10,000 per year to any combination of traditional IRAs and Roth IRAs. Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa. The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $5,000 can be contributed annually to either spouse's traditional and Roth
IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70-1/2 or over can contribute up to the lesser of $5,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the non-working spouse reaches age 70-1/2. Catch-up contributions may be made as described above for spouses who are at least age 50 but under age 70-1/2 at any time during the taxable year for which the contribution is made.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a taxable year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

The federal tax rules governing contributions to IRAs made from current compensation are complex and are subject to numerous technical requirements and limitations which vary based on an individual's personal situation (including his/her spouse). IRS Publication 590, "Individual Retirement Arrangements
(IRAs)" which is updated annually and is available at www.irs.gov, contains pertinent explanations of the rules applicable to the current year. The amount of permissible contributions to IRAs, the amount of IRA contributions which may be deductible, and the individual's income limits for determining contributions and deductions all may be adjusted annually for cost of living.

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the non-working spouse's traditional IRA) may not, however, exceed the $5,000 maximum per person limit for the applicable taxable year. The dollar limit is $6,000 for people eligible to make age 50-70-1/2 catch-up contributions. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" later in this section for more information.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15 return filing deadline (without extensions) of the following calendar year to make your regular traditional IRA contributions for a taxable year. Make sure you designate the year for which you are making the contribution.



ROLLOVER AND TRANSFER CONTRIBUTIONS TO TRADITIONAL IRAS


Rollover contributions may be made to a traditional IRA from these "eligible retirement plans":

o  qualified plans;

o  governmental employer 457(b) plans;

o  403(b) plans; and


                                                             Tax information  71


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o  other traditional IRAs.

Direct transfer contributions may only be made directly from one traditional IRA to another.

Any amount contributed to a traditional IRA after you reach age 70-1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.



ROLLOVERS FROM "ELIGIBLE RETIREMENT PLANS" OTHER THAN
TRADITIONAL IRAS


Your plan administrator will tell you whether or not your distribution is eligible to be rolled over. Spousal beneficiaries and spousal alternate payees under qualified domestic relations orders may roll over funds on the same basis as the plan participant. A non-spousal death beneficiary may also be able to make a direct rollover to an inherited IRA contract with special rules and restrictions under certain circumstances.

There are two ways to do rollovers:

o  Do it yourself:
   You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your eligible retirement plan will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o  Direct rollover
   You tell the trustee or custodian of the eligible retirement plan to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a qualified plan, 403(b) plan or governmental employer 457(b) plan are eligible rollover distributions, unless the distributions are:

o "required minimum distributions" after age 70-1/2 or retirement from service with the employer; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o  hardship withdrawals; or

o  corrective distributions that fit specified technical tax rules; or

loans that are treated as distributions; or

o  death benefit payments to a beneficiary who is not your surviving spouse; or

o qualified domestic relations order distributions to a beneficiary who is not your current spouse or former spouse.

You should discuss with your tax adviser whether you should consider rolling over funds from one type of tax qualified retirement plan to another because the funds will generally be subject to the rules of the recipient plan. For example, funds in a governmental employer 457(b) plan are not subject to the additional 10% federal income tax penalty for premature distributions, but they may become subject to this penalty if you roll the funds to a different type of eligible retirement plan such as a traditional IRA, and subsequently take a premature distribution.


ROLLOVERS OF AFTER-TAX CONTRIBUTIONS FROM ELIGIBLE RETIREMENT PLANS OTHER THAN TRADITIONAL IRAS


Any non-Roth after-tax contributions you have made to a qualified plan or 403(b) plan (but not a governmental employer 457(b) plan) may be rolled over to a traditional IRA (either in a direct rollover or a rollover you do yourself). When the recipient plan is a traditional IRA, you are responsible for recordkeeping and calculating the taxable amount of any distributions you take from that traditional IRA. See "Taxation of Payments" later in this section under "Withdrawals, payments and transfers of funds out of traditional IRAs." After-tax contributions in a traditional IRA cannot be rolled over from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS


You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.


SPOUSAL ROLLOVERS AND DIVORCE-RELATED DIRECT TRANSFERS


The surviving spouse beneficiary of a deceased individual can roll over funds from, or directly transfer funds from, the deceased spouse's traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.


EXCESS CONTRIBUTIONS TO TRADITIONAL IRAS


Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o regular contributions of more than the maximum regular contribution amount for the applicable taxable year; or

o  regular contributions to a traditional IRA made after you reach age 70-1/2;
   or

o rollover contributions of amounts which are not eligible to be rolled over, for example, minimum distributions required to be made after age 70-1/2.

You can avoid or limit the excise tax by withdrawing an excess contribution (rollover or regular). See Publication 590 for further details.


RECHARACTERIZATIONS


Amounts that have been contributed as traditional IRA funds may subsequently be treated as Roth IRA funds. Special federal income tax rules allow you to change your mind again and have amounts that are



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subsequently treated as Roth IRA funds, once again treated as traditional IRA funds. You do this by using the forms we prescribe. This is referred to as having "recharacterized" your contribution.



WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF
TRADITIONAL IRAS


NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Amounts distributed from traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable.

We report all payments from traditional IRA contracts on IRS Form 1099-R. You are responsible for reporting these amounts correctly on your individual income tax return and keeping supporting records. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible (after-tax) IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax-free when you get distributions from any traditional IRA. It is your responsibility to keep permanent tax records of all of your nondeductible contributions to traditional IRAs so that you can correctly report the taxable amount of any distribution on your own tax return. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

A distribution from a traditional IRA is not taxable if:

o the amount received is a withdrawal of certain excess contributions, as described in IRS Publication 590; or

o the entire amount received is rolled over to another traditional IRA or other eligible retirement plan which agrees to accept the funds. (See "Rollovers from eligible retirement plans other than traditional IRAs" under "Rollover and direct transfer contributions to traditional IRAs" earlier in this section for more information.)

The following are eligible to receive rollovers of distributions from a traditional IRA: a qualified plan, a 403(b) plan or a governmental employer 457(b) plan. After-tax contributions in a traditional IRA cannot be rolled from your traditional IRA into, or back into, a qualified plan, 403(b) plan or governmental employer 457(b) plan. Before you decide to roll over a distribution from a traditional IRA to another eligible retirement plan, you should check with the administrator of that plan about whether the plan accepts rollovers and, if so, the types it accepts. You should also check with the administrator of the receiving plan about any documents required to be completed before it will accept a rollover.

Distributions from a traditional IRA are not eligible for favorable ten-year averaging and long-term capital gain treatment available under limited circumstances for certain distributions from qualified plans. If you might be eligible for such tax treatment from your qualified plan, you may be able to preserve such tax treatment even though an eligible rollover from a qualified plan is temporarily rolled into a "conduit IRA" before being rolled back into a qualified plan. See your tax adviser.


REQUIRED MINIMUM DISTRIBUTIONS


BACKGROUND ON REGULATIONS--REQUIRED MINIMUM DISTRIBUTIONS.
Distributions must be made from traditional IRAs according to rules contained in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations require that the actuarial present value of additional annuity contract benefits must be added to the dollar amount credited for purposes of calculating certain types of required minimum distributions from individual retirement annuity contracts. For this purpose additional annuity contract benefits may include, but are not limited to, guaranteed benefits. This could increase the amount required to be distributed from the contract if you take annual withdrawals instead of annuitizing. Please consult your tax adviser concerning applicability of these complex rules to your situation.

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your traditional IRAs for the year in which you turn age 70-1/2.


WHEN YOU HAVE TO TAKE THE FIRST LIFETIME REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age 70-1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70-1/2, or to delay taking it until the first three-month period in the next calendar year (January 1st - April 1st). Distributions must start no later than your "Required Beginning Date", which is April 1st of the calendar year after the calendar year in which you turn age 70-1/2. If you choose to delay taking the first annual minimum distribution, then you will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CAN CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions-"account-based" or "annuity-based."

ACCOUNT-BASED METHOD. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a number corresponding to your age from an IRS table. This gives you the required minimum distribution amount for that particular IRA for that year. If your spouse is your sole beneficiary and more than 10 years younger than you, the dividing number you use may be from another IRS table and may produce a smaller lifetime required minimum distribution amount. Regardless of the table used, the required minimum distribution amount will vary each year as the account value, the actuarial present value of additional annuity contract benefits, if applicable, and the divisor change. If you initially choose an account-based method, you may later apply your traditional



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IRA funds to a life annuity-based payout with any certain period not exceeding remaining life expectancy, determined in accordance with IRS tables.

ANNUITY-BASED METHOD. If you choose an annuity-based method, you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary or for a period certain not extending beyond applicable life expectancies, determined in accordance with IRS tables.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? We will only pay you automatically if you affirmatively select an annuity payout option or an account-based withdrawal option such as our "automatic required minimum distribution (RMD) service." Even if you do not enroll in our service, we will calculate the amount of the required minimum distribution withdrawal for you, if you so request in writing. However, in that case you will be responsible for asking us to pay the required minimum distribution withdrawal to you.

Also, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice versa.

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that you are within the age group which must take lifetime required minimum distributions. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? These could vary depending on whether you die before or after your Required Beginning Date for lifetime required minimum distribution payments, and the status of your beneficiary. The following assumes that you have not yet elected an annuity-based payout at the time of your death. If you elect an annuity-based payout, payments (if any) after your death must be made at least as rapidly as when you were alive.

INDIVIDUAL BENEFICIARY. Regardless of whether your death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the owner's death and reduces that number by one each subsequent year.

If you die before your Required Beginning Date, the rules permit any individual beneficiary, including a spousal beneficiary, to elect instead to apply the "5-year rule." Under this rule, instead of annual payments having to be made beginning with the first in the year following the owner's death, the entire account must be distributed by the end of the calendar year which contains the fifth anniversary of the owner's death. No distribution is required before that fifth year.

SPOUSAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is your surviving spouse, your spouse has a number of choices. Post-death distributions may be made over your spouse's single life expectancy. Any amounts distributed after that surviving spouse's death are made over the spouse's life expectancy calculated in the year of his/her death, reduced by one for each subsequent year. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70-1/2, or roll over amounts from your traditional IRA into his/her own traditional IRA or other eligible retirement plan.

If you die before your Required Beginning Date, and the death beneficiary is your surviving spouse, the rules permit the spouse to delay starting payments over his/her life expectancy until the year in which you would have attained age 70-1/2.

NON-INDIVIDUAL BENEFICIARY. If you die after your Required Beginning Date, and your death beneficiary is a non-individual, such as the estate, the rules permit the beneficiary to calculate post-death required minimum distribution amounts based on the owner's life expectancy in the year of death. HOWEVER, NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

If you die before your Required Beginning Date for lifetime required minimum distribution payments, and the death beneficiary is a nonindividual, such as the estate, the rules continue to apply the 5-year rule discussed earlier under "Individual beneficiary." PLEASE NOTE THAT WE NEED AN INDIVIDUAL ANNUITANT TO KEEP AN ANNUITY CONTRACT IN FORCE. IF THE BENEFICIARY IS NOT AN INDIVIDUAL, WE MUST DISTRIBUTE AMOUNTS REMAINING IN THE ANNUITY CONTRACT AFTER THE DEATH OF THE ANNUITANT.

SUCCESSOR OWNER AND ANNUITANT

If your spouse is the sole primary beneficiary and elects to become the successor owner and annuitant, the required minimum distribution rules are applied as if your surviving spouse is the contract owner.



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PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% may apply if you have not reached age 59-1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59-1/2. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions:

   o  made on or after your death; or

   o  made because you are disabled (special federal income tax definition); or

   o used to pay certain extraordinary medical expenses (special federal income tax definition); or

   o used to pay medical insurance premiums for unemployed indi viduals (special federal income tax definition); or

   o used to pay certain first-time home buyer expenses (special federal income tax definition; $10,000 lifetime total limit for these distributions from all your traditional and Roth IRAs); or

   o used to pay certain higher education expenses (special federal income tax definition); or

   o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy) or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method.

Please note that it is your responsibility to claim the penalty exception on your own income tax return and to document eligibility for the exception to the IRS.

To meet the substantially equal periodic payment exception, you could elect to apply your contract value to an Income Manager(R) (life annuity with a period certain) payout annuity contract (level payments version). You could also elect the substantially equal withdrawals option. We will calculate the substantially equal annual payments, using your choice of IRS-approved methods we offer. Although substantially equal withdrawals and Income Manager(R) payments are not subject to the 10% penalty tax, they are taxable as discussed in "Withdrawals, payments and transfers of funds out of traditional IRAs" earlier in this section. Once substantially equal withdrawals or Income Manager(R) annuity payments begin, the distributions should not be stopped or changed until after the later of your reaching age 59-1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all prior distributions under either option. Also, it is possible that the IRS could view any additional withdrawal or payment you take from, or any additional contributions or transfers you make to, your contract as changing your pattern of substantially equal withdrawals or Income Manager(R) payments for purposes of determining whether the penalty applies.


ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the Prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the traditional IRA, we will refer you to the same topic under "Traditional individual retirement annuities (traditional IRAs)."

The Accumulator(R) Roth IRA contract is designed to qualify as a Roth individual retirement annuity under Sections 408A(b) and 408(b) of the Internal Revenue Code.

CONTRIBUTIONS TO ROTH IRAS. Individuals may make four different types of contributions to a Roth IRA:

   o  regular after-tax contributions out of earnings; or

   o taxable rollover contributions from traditional IRAs or other eligible retirement plans ("conversion rollover" contributions); or

   o tax-free rollover contributions from other Roth individual retirement arrangements or designated Roth accounts under defined contribution plans; or

   o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

Regular after-tax, direct transfer and rollover contributions may be made to a Roth IRA contract. See "Rollovers and direct transfer contributions to Roth IRAs" later in this section for more information. If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. The "maximum regular contribution amount" for any taxable year is the most that can be contributed to all of your IRAs (traditional and Roth) as regular contributions for the particular taxable year. The maximum regular contribution amount depends on age, earnings, and year, among other things. Generally, $5,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs). This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $5,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion under "Special rules for spouses" earlier in this section under traditional IRAs.

If you or your spouse are at least age 50 at any time during the taxable year for which you are making a regular contribution, you may be eligible to make additional catch-up contributions of up to $1,000.



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With a Roth IRA, you can make regular contributions when you reach 70-1/2, as long as you have sufficient earnings. The amount of permissible contributions to Roth IRAs for any year depends on the individual's income limits and marital status. For example, if you are married and filing separately for any year your ability to make regular Roth IRA contributions is greatly limited. The amount of permissible contributions and income limits may be adjusted annually for cost of living. Please consult IRS Publication 590, "Individual Retirement Arrangements (IRAs)" for the rules applicable to the current year.

WHEN YOU CAN MAKE CONTRIBUTIONS. Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.


ROLLOVER AND DIRECT TRANSFER CONTRIBUTIONS TO ROTH IRAS


WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS?

The difference between a rollover transaction and a direct transfer transaction is the following: in a rollover transaction you actually take possession of the funds rolled over or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee or issuer to transfer the first Roth IRA funds directly to the recipient Roth IRA custodian, trustee or issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only make rollovers between different plan types (for example, traditional IRA to Roth IRA).

You may make rollover contributions to a Roth IRA from these sources only:

   o  another Roth IRA;

   o a traditional IRA, including a SEP-IRA or SIMPLE IRA (after a two-year rollover limitation period for SIMPLE IRA funds), in a taxable conversion rollover ("conversion rollover");

   o a "designated Roth contribution account" under a 401(k) plan or a 403(b) plan (direct or 60-day); or

   o from non-Roth accounts under another eligible retirement plan, as described below under "Conversion rollover contributions to Roth IRAs."

You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

CONVERSION ROLLOVER CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Amounts can also be rolled over from non-Roth accounts under another eligible retirement plan, including a Code
Section 401(a) qualified plan, a 403(b) plan, and a governmental employer
Section 457(b) plan.

Unlike a rollover from a traditional IRA to another traditional IRA, a conversion rollover transaction from a traditional IRA or other eligible retirement plan to a Roth IRA is not tax-free. Instead, the distribution from the traditional IRA or other eligible retirement plan is generally fully taxable. If you are converting all or part of a traditional IRA, and you have ever made nondeductible regular contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free. Even if you are under age 59-1/2, the early distribution penalty tax does not apply to conversion rollover contributions to a Roth IRA.

You cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA or other eligible retirement plan are subject to the lifetime annual required minimum distribution rules.

You cannot convert and reconvert an amount during the same taxable year, or if later, during the 30-day period following a recharacterization. If you reconvert during either of these periods, it will be a failed Roth IRA conversion.

The IRS and Treasury have issued Treasury Regulations addressing the valuation of annuity contracts funding traditional IRAs in the conversion to Roth IRAs. Although these Regulations are not clear, they could require an individual's gross income on the conversion of a traditional IRA to a Roth IRA to be measured using various actuarial methods and not as if the annuity contract funding the traditional IRA had been surrendered at the time of conversion. This could increase the amount of income reported in certain circumstances.

RECHARACTERIZATIONS

You may be able to treat a contribution made to one type of IRA as having been made to a different type of IRA. This is called recharacterizing the contribution.

HOW TO RECHARACTERIZE. To recharacterize a contribution, you generally must have the contribution transferred from the first IRA (the one to which it was made) to the second IRA in a deemed trustee-to-trustee transfer. If the transfer is made by the due date (including extensions) for your tax return for the year during which the contribution was made, you can elect to treat the contribution as having been originally made to the second IRA instead of to the first IRA. It will be treated as having been made to the second IRA on the same date that it was actually made to the first IRA. You must report the recharacter-



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ization and must treat the contribution as having been made to the second IRA, instead of the first IRA, on your tax return for the year during which the contribution was made.

The contribution will not be treated as having been made to the second IRA unless the transfer includes any net income allocable to the contribution. You can take into account any loss on the contribution while it was in the IRA when calculating the amount that must be transferred. If there was a loss, the net income you must transfer may be a negative amount.

No deduction is allowed for the contribution to the first IRA and any net income transferred with the recharacterized contribution is treated as earned in the second IRA. The contribution will not be treated as having been made to the second IRA to the extent any deduction was allowed with respect to the contribution to the first IRA.

For recharacterization purposes, a distribution from a traditional IRA that is received in one tax year and rolled over into a Roth IRA in the next year, but still within 60 days of the distribution from the traditional IRA, is treated as a contribution to the Roth IRA in the year of the distribution from the traditional IRA.

Roth IRA conversion contributions from a SEP-IRA or SIMPLE IRA can be recharacterized to a SEP-IRA or SIMPLE IRA (including the original SEP-IRA or SIMPLE IRA). You cannot recharacterize back to the original plan a contribution directly rolled over from an eligible retirement plan which is not a traditional IRA.

The recharacterization of a contribution is not treated as a rollover for purposes of the 12-month limitation period described above. This rule applies even if the contribution would have been treated as a rollover contribution by the second IRA if it had been made directly to the second IRA rather than as a result of a recharacterization of a contribution to the first IRA.

To recharacterize a contribution, you must use our forms.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also distributions.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed. Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to special favorable ten-year averaging and long-term capital gain treatment available in limited cases to certain distributions from qualified plans.

The following distributions from Roth IRAs are free of income tax:

   o  rollovers from a Roth IRA to another Roth IRA;

   o  direct transfers from a Roth IRA to another Roth IRA;

   o  qualified distributions from a Roth IRA; and

   o return of excess contributions or amounts recharacterized to a traditional IRA.

QUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

   o  you are age 59-1/2 or older; or

   o  you die; or

   o  you become disabled (special federal income tax definition); or

   o your distribution is a "qualified first-time homebuyer distribu tion" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made).

NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS. Nonqualified distributions from Roth IRAs are distributions that do not meet both the qualifying event and five-year aging period tests described above. If you receive such a distribution, part of it may be taxable. For purposes of determining the correct tax treatment of distributions (other than the withdrawal of excess contributions and the earnings on them), there is a set order in which contributions (including conversion contributions) and earnings are considered to be distributed from your Roth IRA. The order of distributions is as follows:

     (1)  Regular contributions.

     (2) Conversion contributions, on a first-in-first-out basis (gener ally, total conversions from the earliest year first). These conversion contributions are taken into account as follows:

          (a) Taxable portion (the amount required to be included in gross income because of conversion) first, and then the

          (b)  Nontaxable portion.

     (3)  Earnings on contributions.

Rollover contributions from other Roth IRAs are disregarded for this purpose.

To determine the taxable amount distributed, distributions and contributions are aggregated or grouped, then added together as follows:

     (1) All distributions made during the year from all Roth IRAs you maintain -- with any custodian or issuer -- are added together.

     (2) All regular contributions made during and for the year (contri butions made after the close of the year, but before the due date of your return) are added together. This total is added to the total undistributed regular contributions made in prior years.



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     (3)  All conversion contributions made during the year are added together.

Any recharacterized contributions that end up in a Roth IRA are added to the appropriate contribution group for the year that the original contribution would have been taken into account if it had been made directly to the Roth IRA.

Any recharacterized contribution that ends up in an IRA other than a Roth IRA is disregarded for the purpose of grouping both contributions and distributions. Any amount withdrawn to correct an excess contribution (including the earnings withdrawn) is also disregarded for this purpose.

REQUIRED MINIMUM DISTRIBUTIONS DURING LIFE

Lifetime required minimum distributions do not apply.

REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?", assuming death before the Required Beginning Date.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.

BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.

EXCESS CONTRIBUTIONS TO ROTH IRAS

Generally the same as traditional IRA, except that regular contributions made after age 70-1/2 are not excess contributions.

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over.

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.

EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our processing office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct Taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

   o We might have to withhold and/or report on amounts we pay under a free look or cancellation.

   o We are required to withhold on the gross amount of a distri bution from a Roth IRA to the extent it is reasonable for us to believe that a distribution is includable in your gross income. This may result in tax being withheld even though the Roth IRA distribution is ultimately not taxable. You can elect out of withholding as described below.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here in detail. However, we may require additional documentation in the case of payments made to non-United States persons and United States persons living abroad prior to processing any requested transaction.

Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. In some states, you may elect out of state withholding, even if federal withholding applies. If you need more information concerning a particular state or any required forms, call our processing office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

Federal tax rules require payers to withhold differently on "periodic" and "non-periodic" payments. Payers are to withhold from periodic annuity payments as if the payments were wages. The annuity contract owner is to specify marital status and the number of withholding exemptions claimed on an IRS Form W-4P or similar substitute election form. If the owner does not claim a different number of withholding exemptions or marital status, the payer is to withhold assuming that the owner is married and claiming three withholding exemptions. If the owner does not provide the owner's correct Taxpayer Identification Number a payer is to withhold from periodic annuity payments as if the owner were single with no exemptions.

A contract owner's withholding election remains effective unless and until the owner revokes it. The contract owner may revoke or change a withholding election at any time.


FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

Non-periodic distributions include partial withdrawals, total surrenders and death benefits. Payers generally withhold federal income tax at a flat 10% rate from (i) the taxable amount in the case of nonqualified contracts, and (ii) the payment amount in the case of traditional IRAs and Roth IRAs, where it is reasonable to assume an amount is includable in gross income.

As described below, there is no election out of federal income tax withholding if the payment is an eligible rollover distribution from a qualified plan or TSA contract. If a non-periodic distribution from a



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qualified plan or TSA contract is not an eligible rollover distribution then election out is permitted. If there is no election out, the 10% withholding rate applies.


SPECIAL RULES FOR CONTRACTS FUNDING QUALIFIED PLANS

The trustee is responsible for making all required notifications on tax matters to plan participants and to the IRS. See Appendix II at the end of this Prospectus.

MANDATORY WITHHOLDING FROM TSA CONTRACTS AND QUALIFIED PLAN DISTRIBUTIONS

Unless the distribution is directly rolled over to another eligible retirement plan, eligible rollover distributions from TSA contracts and qualified plans are subject to mandatory 20% withholding. The plan administrator is responsible for withholding from qualified plan distributions and communicating to the recipient whether the distribution is an eligible rollover distribution.


IMPACT OF TAXES TO AXA EQUITABLE

The contracts provide that we may charge Separate Account No. 49 for taxes. We do not now, but may in the future set up reserves for such taxes.



                                                             Tax information  79


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ABOUT SEPARATE ACCOUNT NO. 49

Each variable investment option is a subaccount of Separate Account No. 49. We established Separate Account No. 49 in 1996 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account No. 49 and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. For example, we may withdraw amounts from Separate Account No. 49 that represent our investments in Separate Account No. 49 or that represent fees and charges under the contracts that we have earned. Also, we may, at our sole discretion, invest Separate Account No. 49 assets in any investment permitted by applicable law. The results of Separate Account No. 49's operations are accounted for without regard to AXA Equitable's other operations. The amount of some of our obligations under the contracts is based on the assets in Separate Account No. 49. However, the obligations themselves are obligations of AXA Equitable.

Separate Account No. 49 is registered under the Investment Company Act of 1940 and is registered and classified under that act as a "unit investment trust." The SEC, however, does not manage or supervise AXA Equitable or Separate Account No. 49. Although Separate Account No. 49 is registered, the SEC does not monitor the activity of Separate Account No. 49 on a daily basis. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Each subaccount (variable investment option) within Separate Account No. 49 invests solely in class IB/B shares issued by the corresponding Portfolio of its Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account No. 49, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account No. 49 or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account No. 49 or a variable investment option directly);

(5) to deregister Separate Account No. 49 under the Investment Company Act of 1940;

(6)  to restrict or eliminate any voting rights as to Separate Account No. 49;
     and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.

If the exercise of these rights results in a material change in the underlying investment of Separate Account No. 49, you will be notified of such exercise, as required by law.


ABOUT THE TRUSTS

The Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each Portfolio.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on the Trusts' shares are reinvested in full. The Board of Trustees of each Trust may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about each Trust, its Portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 Plan, and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this Prospectus, or in their respective SAIs, which are available upon request.


ABOUT OUR FIXED MATURITY OPTIONS


RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.

Fixed maturity option rates are determined daily. The rates in the table below are illustrative only and will most likely differ from the rates applicable at time of purchase. Current fixed maturity option rates can be obtained from your financial professional.


The rates to maturity for new allocations as of February 16, 2010 and the related price per $100 of maturity value were as shown below:





--------------------------------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH            RATE TO                  PRICE
 MATURITY DATE OF         MATURITY AS OF          PER $100 OF
   MATURITY YEAR        FEBRUARY 16, 2010        MATURITY VALUE
--------------------------------------------------------------------------------
        2011                 3.00%*                  $ 97.09
        2012                 3.00%*                  $ 94.26
        2013                 3.00%*                  $ 91.51
        2014                 3.00%*                  $ 88.84
        2015                 3.00%*                  $ 86.25
        2016                 3.00%*                  $ 83.74
--------------------------------------------------------------------------------


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
--------------------------------------------------------------------------------
  FIXED MATURITY
   OPTIONS WITH
   FEBRUARY 16TH            RATE TO                  PRICE
 MATURITY DATE OF         MATURITY AS OF          PER $100 OF
   MATURITY YEAR        FEBRUARY 16, 2010        MATURITY VALUE
--------------------------------------------------------------------------------
        2017                 3.00%                   $ 81.30
        2018                 3.00%                   $ 78.93
        2019                 3.10%                   $ 75.96
        2020                 3.30%                   $ 72.26



* Since these rates to maturity are 3%, no amounts could have been allocated to these options.


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (positive or negative) we make if you withdraw any of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity for your fixed maturity option based on the rate for a new fixed maturity option issued on the same date and having the same maturity date as your fixed maturity option; if the same maturity date is not available for new fixed maturity options, we determine a rate that is between the rates for new fixed maturity option maturities that immediately precede and immediately follow your fixed maturity option's maturity date.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix III at the end of this Prospectus for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined by using a widely published index. We reserve the right to add up to 0.25% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.


INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We expect the rates to maturity for the fixed maturity options to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities, and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.


ABOUT THE GENERAL ACCOUNT


Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.



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The general account is subject to regulation and supervision by the Insurance
Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940. The market value adjustment interests under the contracts, which are held in a separate account, are issued by AXA Equitable and are registered under the Securities Act of 1933. The contract is a "covered security" under the federal securities laws.

We have been advised that the staff of the SEC has not reviewed the portions of this Prospectus that relate to the general account . The disclosure with regard to the general account, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT


WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accepted the wire order and essential information, a contract generally was not issued until we received and accepted a properly completed application. In certain cases, we may have issued a contract based on information provided through certain broker-dealers with whom we have established electronic facilities. In any such cases, you must have signed our Acknowledgement of Receipt form.

Where we required a signed application, the above procedures did not apply and no financial transactions were permitted until we received the signed application and issued the contract. Where we issued a contract based on information provided through electronic facilities, we required an Acknowledgement of Receipt form. Financial transactions were only permitted if you requested them in writing, signed the request and had its signature guaranteed, until we received the signed Acknowledgement of Receipt form. After a contract is issued, additional contributions are allowed by wire.

In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of its customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

AUTOMATIC INVESTMENT PROGRAM -- FOR NQ, FLEXIBLE PREMIUM IRA AND FLEXIBLE PREMIUM ROTH IRA CONTRACTS ONLY

You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a checking account, money market account, or credit union checking account and contributed as an additional contribution into an NQ, Flexible Premium IRA or Flexible Premium Roth IRA contract on a monthly or quarterly basis. AIP is not available for Rollover IRA, Roth Conversion IRA, QP, Inherited IRA Beneficiary Continuation (traditional IRA or Roth IRA) or Rollover TSA contracts, nor is it available with GPB Option 2. Please see Appendix VIII later in this Prospectus to see if the automatic investment program is available in your state.

For NQ contracts, the minimum amounts we will deduct are $100 monthly and $300 quarterly. Under Flexible Premium IRA and Flexible Premium Roth IRA contracts, the minimum amount is $50. AIP additional contributions may be allocated to any of the variable investment options and available fixed maturity options, but not the account for special dollar cost averaging. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our processing office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our processing office.

DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this Prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.

BUSINESS DAY

Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:

      -  on a non-business day;
      -  after 4:00 p.m. Eastern Time on a business day; or
      -  after an early close of regular trading on the NYSE on a business day.

o A loan request under your Rollover TSA contract will be processed on the first business day of the month following the date on which the properly completed loan request form is received.

o If your transaction is set to occur on the same day of the month as the contract date and that date is the 29th, 30th or 31st of the month, then the transaction will occur on the 1st day of the next month.


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o  When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents. Your broker-dealer will then transmit your order to us in accordance with our processing procedures. However, in such cases, your broker-dealer is considered a processing office for the purpose of receiving the contribution. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.


CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the receipt of the contribution.

o Contributions allocated to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day (unless a rate lock-in is applicable).

o Initial contributions allocated to the account for special dollar cost averaging received the interest rate in effect on that business day. At certain times, we may have offered the opportunity to lock in the interest rate for an initial contribution to be received under Section 1035 exchanges and trustee to trustee transfers. Your financial professional can provide information or you can call our processing office.

o Transfers to or from variable investment options will be made at the unit value next determined after the receipt of the transfer request.

o Transfers to a fixed maturity option will be based on the rate to maturity in effect for that fixed maturity option on the business day of the transfer.

o Transfers to the guaranteed interest option will receive the crediting rate in effect on that business day for the specified time period.

o For the interest sweep option, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our processing office.


ABOUT YOUR VOTING RIGHTS

As the owner of shares of the Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

o  the election of trustees;

o the formal approval of independent public accounting firms selected for each Trust; or

o any other matters described in each prospectus for the Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.


SEPARATE ACCOUNT NO. 49 VOTING RIGHTS

If actions relating to the Separate Account require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners. One result of proportional voting is that a small number of contract owners may control the outcome of a vote.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this Prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


STATUTORY COMPLIANCE

We have the right to change your contract without the consent of any other person in order to comply with any laws and regulations that apply, including but not limited to changes in the Internal Revenue Code, in Treasury Regulations or in published rulings of the Internal Revenue Service and in Department of Labor regulations.

Any change in your contract must be in writing and made by an authorized officer of AXA Equitable. We will provide notice of any contract change.


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The benefits under your contract will not be less than the minimum benefits required by any state law that applies.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account No. 49, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


FINANCIAL STATEMENTS

The financial statements of Separate Account No. 49, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive notification of any change at our processing office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this Prospectus.


For NQ contracts only, subject to regulatory approval, if you elected the Guaranteed minimum death benefit, Guaranteed minimum income benefit, Protection Plus(SM), Guaranteed principal benefit option 2, and/or the Principal Protector(SM) (collectively, the "Benefit"), generally the Benefit will automatically terminate if you change ownership of the contract or if you assign the owner's right to change the beneficiary or person to whom annuity payments will be made. For certain contract owners, this restriction may not apply to you, depending on when you purchased your contract. See Appendix IX for more information. However, the Benefit will not terminate if the ownership of the contract is transferred to: (i) a family member (as defined in the contract); (ii) a trust created for the benefit of a family member or members;
(iii) a trust qualified under section 501(c) of the Internal Revenue Code; or
(iv) a successor by operation of law, such as an executor or guardian. Please speak with your financial professional for further information.


See Appendix VIII later in this Prospectus for any state variations with regard to terminating any benefits under your contract.

You cannot assign or transfer ownership of an IRA, QP or Rollover TSA contract except by surrender to us. If your individual retirement annuity contract is held in your custodial individual retirement account, you may only assign or transfer ownership of such an IRA contract to yourself. Loans are not available (except for Rollover TSA contracts) and you cannot assign IRA and QP contracts as security for a loan or other obligation. Loans are available under a Rollover TSA contract only if permitted under the sponsoring employer's plan.

For limited transfers of ownership after the owner's death see "Beneficiary continuation option" in "Payment of death benefit" earlier in this Prospectus. You may direct the transfer of the values under your IRA, QP or Rollover TSA contract to another similar arrangement under federal income tax rules. In the case of such a transfer, which involves a surrender of your contract, we will impose a withdrawal charge, if one applies.


ABOUT CUSTODIAL IRAS

For certain custodial IRA accounts, after your contract has been issued, we may accept transfer instructions by telephone, mail, facsimile or electronically from a broker-dealer, provided that we or your broker-dealer have your written authorization to do so on file. Accordingly, AXA Equitable will rely on the stated identity of the person placing instructions as authorized to do so on your behalf. AXA Equitable will not be liable for any claim, loss, liability or expenses that may arise out of such instructions. AXA Equitable will continue to rely on this authorization until it receives your written notification at its processing office that you have withdrawn this authorization. AXA Equitable may change or terminate telephone or electronic or overnight mail transfer procedures at any time without prior written notice and restrict facsimile, internet, telephone and other electronic transfer services because of disruptive transfer activity.



HOW DIVORCE MAY AFFECT YOUR GUARANTEED BENEFITS

Our optional benefits do not provide a cash value or any minimum account value. In the event that you and your spouse become divorced after you purchase a contract with a guaranteed benefit, we will not divide the benefit base as part of the divorce settlement or judgment. As a result of the divorce, we may be required to withdraw amounts from the account value to be paid an ex-spouse. Any such withdrawal will be considered a withdrawal from the contract. This means that your guaranteed benefit will be reduced and a withdrawal charge may apply.



DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of Separate Account No. 49. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.


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The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 0.60% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product


                                                            More information  85


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category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


86  More information


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9. Incorporation of certain documents by reference

--------------------------------------------------------------------------------


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


                             Incorporation of certain documents by reference  87


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Appendix I: Condensed financial information

--------------------------------------------------------------------------------

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.25%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                   ---------------------------------------------------------------------------------
                                                       2009      2008         2007        2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.59    $  9.22    $  15.35    $  14.64    $  12.58    $  11.79     $ 10.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 22,033     23,024      23,506      22,269      12,752       5,189         186
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.43    $ 10.54    $  12.00    $  11.48    $  10.93    $  10.80     $ 10.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 13,575     11,977       5,888       5,079       3,564       1,608         153
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.37    $ 10.06    $  12.65    $  12.14    $  11.31    $  11.09     $ 10.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 16,395     15,870      14,367      13,188       8,710       3,924          78
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.52    $  9.97    $  13.37    $  12.74    $  11.69    $  11.30     $ 10.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 66,947     68,049      69,894      68,613      49,852      22,917       1,082
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.96    $  9.93    $  14.74    $  14.03    $  12.41    $  11.78     $ 10.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 92,197     97,959     104,476      99,167      58,275      20,548         815
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  12.23    $  9.75    $  20.03    $  18.16    $  14.88    $  13.07     $ 11.20
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  7,341      8,362       9,113       8,352       5,355       1,996          93
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  12.12    $  9.05    $  16.55    $  14.37    $  13.35    $  12.12     $ 10.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,041      3,292       3,394       3,592       2,764       1,487         109
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   8.13    $  6.42    $   9.77    $  10.83          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    710        759         459         191          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.67    $  9.07    $  14.48    $  14.49    $  12.14    $  11.94     $ 10.93
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  7,160      6,950       7,283       7,573       6,492       4,028         189
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  14.28    $ 11.10    $  19.73    $  18.13    $  14.61    $  13.34     $ 11.11
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  5,740      6,161       7,019       7,280       5,025       1,602          73
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   5.15    $  4.68    $   7.00    $   6.83    $   5.97    $   5.69          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  4,976      5,451       4,851       5,155       3,884         224          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   9.28    $  7.18    $  13.27    $  11.99    $  11.53    $  10.74     $ 10.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                    771        812         841         860         679         278          17
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   9.66    $  7.33    $  12.45    $  11.96    $  11.27    $  10.86     $ 10.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,404      3,851       3,847       3,646       1,914         271          34
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.58    $  8.15    $  13.67    $  13.62    $  12.31    $  11.75     $ 10.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 10,220     11,194      12,780      4,859       4,008        2,468         154
------------------------------------------------------------------------------------------------------------------------------------


A-1 Appendix I: Condensed financial information


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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                   ---------------------------------------------------------------------------------
                                                       2009      2008         2007        2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  9.97     $  7.87    $  14.18     $  13.88    $  12.69    $ 12.32     $ 10.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 9,230       9,704      10,999       12,334       9,642      5,278         307
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.11     $  9.97    $  11.09     $  10.89    $  10.60    $ 10.50     $ 10.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                11,826      10,724      13,997       13,554      10,991      4,339         252
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  8.74     $  6.67    $  11.12     $  10.85          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,865       2,935       2,234          597          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.96     $  8.82    $  14.24     $  13.74    $  12.09    $ 11.73     $ 10.77
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                10,178      10,559      11,374       11,573      10,047      5,582         374
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.43     $  9.05    $  15.35     $  13.64    $  12.63    $ 11.55     $ 10.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                14,342      16,060      16,822       17,558      12,004      4,974         348
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 13.22     $  9.54    $  13.34     $  12.14    $  11.61    $ 11.31     $ 10.70
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,715       2,079       2,119        1,943       1,920      1,379          85
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  9.13     $  7.08    $  10.51     $  10.43          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,541       5,337       5,438        1,560          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  7.53     $  5.93    $   9.52           --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,919       3,488       2,777           --          --         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.66     $ 10.12    $  11.89     $  11.65    $  10.51         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,452       1,492       1,654        1,305         475         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 28.92     $ 20.70    $  30.24     $  28.02    $  23.87    $ 23.18          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,481       2,324       2,364        1,848       1,166         78          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.38     $ 11.30    $  10.75     $   9.96    $   9.75         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 3,352       3,500       1,927        1,258         100         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 21.81     $ 14.72    $  34.95     $  24.92    $  18.41    $ 14.04     $ 11.50
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 5,923       5,840       6,239        6,367       4,108      1,431          64
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.79     $ 11.18    $  10.93     $  10.36    $  10.17    $ 10.17     $ 10.10
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 2,428       2,898       2,207        2,015       1,844      1,271         119
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 14.15     $ 10.59    $  19.45     $  17.09    $  14.52    $ 12.55     $ 11.19
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 6,923       7,012       7,341        7,928       5,898      3,195         150
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 13.09     $  9.66    $  16.38     $  14.28    $  11.51         --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,995       1,783       1,672        1,109         358         --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 11.12     $  8.51    $  14.31     $  14.67    $  12.34    $ 12.02     $ 10.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 1,342       1,391       1,615        1,576       1,298        769          63
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 10.89     $  8.71    $  14.10     $  13.74    $  12.32    $ 11.64     $ 10.58
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                   933         913         965        1,098       1,065        679          51
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-2


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                   ---------------------------------------------------------------------------------
                                                       2009      2008         2007        2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.77    $  8.75    $  13.91    $  12.36    $  12.58     $ 11.08     $ 10.36
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,408      2,387       2,459       2,328       1,804         829          60
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  12.11    $  9.10    $  14.91    $  13.06    $  12.27     $ 11.40     $ 10.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,512      1,751       1,842       1,399         992         530          22
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   5.25    $  4.46    $  10.43    $  11.23    $  10.64          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,221      1,968       2,132       2,181         386          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   9.60    $  8.07    $  14.42    $  15.30    $  12.77     $ 12.26     $ 10.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 15,428     17,011      19,821      13,336       9,974       5,206         329
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   9.16    $  7.86    $  12.54    $  12.28    $  10.61          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,631      1,713       1,737       1,836         757          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.86    $  8.76    $  12.85    $  11.76    $  10.57          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,427      1,147         928         841         415          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.81    $  8.03    $  16.04    $  15.04    $  13.66     $ 13.00     $ 11.35
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  7,651      8,169       8,656       9,034       6,968       3,775         306
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  12.22    $  9.11    $  15.27    $  15.71    $  14.15     $ 12.87     $ 11.06
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 12,503      5,616       6,788       7,522       6,055       2,897         148
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.69    $ 10.82    $  10.73    $  10.38    $  10.06     $  9.93     $  9.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  5,685      9,274       4,875       3,721       2,172       1,335         252
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   5.01    $  3.91    $   5.90    $   4.95    $   4.64     $  4.46          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,417      3,564       2,019       1,387       1,014         143          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   8.12    $  6.57    $  10.75    $  10.71          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,571      2,806       3,036       1,134          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   9.28    $  6.78    $  11.58    $  11.09          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,377      1,127         772         217          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.96    $ 10.28    $  10.85    $   9.86    $   9.94          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                 12,957     10,323       7,128       6,212       2,883          --          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  10.78    $ 10.29    $  11.15    $  10.80    $  10.54     $ 10.46     $ 10.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  5,975      3,340       4,076       4,096       3.152       1,612          84
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  11.72    $  9.41    $  14.46    $  14.92    $  12.84     $ 12.47     $ 10.73
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  3,897      3,503       3,740       3,972       2,861       1,702         121
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $  14.32    $ 10.16    $  17.81    $  16.82    $  17.74     $ 17.28          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  2,034      1,665       1,733         578         688          53          --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $   8.14    $  6.34    $  10.85    $  10.76          --          --          --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  1,698      1,872       2,332         950          --          --          --
------------------------------------------------------------------------------------------------------------------------------------


A-3 Appendix I: Condensed financial information


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                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                   ---------------------------------------------------------------------------------
                                                       2009      2008         2007        2006        2005        2004        2003
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 4.88      $  3.73    $  6.30      $  6.30    $  5.59    $  5.19            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                1,716        1,764      2,181        2,323      1,420         96            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 9.08      $  7.16    $ 11.50      $ 11.94    $ 10.44         --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,717        4,223      4,546        4,735      2,313         --            --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $13.03      $  8.40    $ 16.15      $ 13.36    $ 12.38         --            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,700        3,245      2,890        2,067        742         --            --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $10.29      $  7.59    $ 14.42      $ 13.11    $ 12.63    $ 11.82       $ 10.68
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,811          834        861        1,071        674        354            14
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $12.21      $ 11.41    $ 11.28      $ 10.75    $ 10.49    $ 10.44       $ 10.18
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                7,470        6,075      5,597        5,510      4,598      2,892           202
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $13.71      $ 10.69    $ 20.51      $ 18.47    $ 14.93    $ 13.09       $ 11.25
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,660        3,883      4,242        4,388      2,637      1,558            68
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $10.99      $  8.40    $ 14.06      $ 13.56    $ 12.09    $ 11.47       $ 10.59
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                  905          907      1,045        1,032        794        424            26
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 9.24      $  6.86    $ 12.71      $ 11.57    $ 11.70    $ 11.03       $ 10.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,381        2,547      2,651        2,678      2,153      1,580           113
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $11.97      $  9.87    $ 15.97      $ 15.61    $ 13.24    $ 12.52       $ 11.08
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,372        4,032      4,381        4,449      3,350      1,540           106
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $11.61      $  8.30    $ 14.89      $ 13.48    $ 12.45    $ 11.63       $ 10.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,493        2,663      2,916        3,239      2,543      1,570           142
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $13.39      $  9.40    $ 14.86      $ 15.04    $ 13.27    $ 12.52       $ 11.01
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,352        2,512      2,709        2,904      2,263      1,454           126
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $10.47      $  9.67    $ 12.80      $ 12.57    $ 11.58    $ 11.38       $ 10.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,696        6,014      7,564        8,081      6,661      3,911           371
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $ 6.89      $  5.19    $  9.08      $  8.87    $  8.15    $  7.67            --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                3,951        4,114      4,708        3,735      1,820         59            --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $10.23      $  8.20    $ 13.36      $ 15.00    $ 13.08    $ 12.66       $ 10.95
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                5,478        6,215      7,198        8,534      6,948      3,850           232
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                        $11.89      $  7.60    $ 14.54      $ 12.46    $ 11.76    $ 10.70       $ 10.32
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                2,741        2,241      2,424        2,251      1,745        969            57
------------------------------------------------------------------------------------------------------------------------------------




                                 Appendix I: Condensed financial information A-4

To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                              2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.48  $  8.33  $ 13.87  $ 13.22  $ 11.35  $ 10.63       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,887    3,515    3,160    1,827    1,271      728       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.93  $ 10.08  $ 11.46  $ 10.96  $ 10.43  $ 10.31       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,898    4,014    1,472    1,143      397      373       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.70  $  9.47  $ 11.89  $ 11.41  $ 10.62  $ 10.41       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,293    2,920    2,173    1,249      849      695       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 46.54  $ 40.26  $ 53.95  $ 51.39  $ 47.15  $ 45.53  $ 42.39  $ 36.01       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,129    4,257    4,308    4,475    4,798    5,029    4,208    1,221       --       --
------------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.84  $  8.99  $ 13.34  $ 12.70  $ 11.22  $ 10.65       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        11,520   11,250   10,734    8,825    5,795    3,138       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.66  $ 10.08  $ 20.70  $ 18.75  $ 15.37  $ 13.49  $ 11.55  $  8.65       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,842    4,586    5,414    5,626    5,792    5,816    5,125    1,285       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 15.58  $ 11.62  $ 21.26  $ 18.44  $ 17.12  $ 15.54  $ 13.80  $  9.91  $ 14.38  $ 16.78
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,049    2,429    2,805    3,494    3,815    4,124    4,091    1,279      105      191
------------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.15  $  6.43  $  9.77  $ 10.83       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           341      431      171       78       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 19.79  $ 15.38  $ 24.53  $ 24.54  $ 20.54  $ 20.19  $ 18.49  $ 14.26       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,557    3,698    4,290    4,984    5,635    6,364    5,670    1,591       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 18.33  $ 14.25  $ 25.30  $ 23.24  $ 18.71  $ 17.09  $ 14.22  $ 11.24  $ 13.65  $ 17.60
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,102    3,321    4,143    4,607    4,933    4,781    4,396    1,445      154      182
------------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  5.18  $  4.70  $  7.03  $  6.86  $  5.99  $  5.71       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,513    1,732    1,373    1,698    1,681      216       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  7.09  $  5.48  $ 10.13  $  9.14  $  8.79  $  8.18  $  8.00  $  6.33  $  8.70       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           416      470      554      625      723      782      744      182       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.76  $  8.16  $ 13.87  $ 13.31  $ 12.54  $ 12.08  $ 11.58  $  9.46  $ 13.00  $ 17.41
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,557    1,900    1,946    1,982    2,062    2,149    2,153      710      193      235
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.29  $  7.92  $ 13.28  $ 13.23  $ 11.95  $ 11.40  $ 10.41  $  8.01  $ 10.76  $ 11.12
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        11,050   12,691   15,162    6,465    7,166    8,080    7,741    2,252       17       10
------------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $201.51  $158.94  $286.24  $279.98  $256.01  $248.43  $220.33  $149.11  $226.39  $256.74
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           301      330      392      463      545      613      548      222      154      188
------------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.51  $ 13.31  $ 14.80  $ 14.53  $ 14.13  $ 13.99  $ 13.60  $ 13.32  $ 12.30  $ 11.04
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,161    7,625   10,033   10,809   11,494   11,977   11,974    3,674      280       14
------------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.76  $  6.68  $ 11.12  $ 10.85       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,352    1,290      963      302       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------


A-5 Appendix I: Condensed financial information

To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                              2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 24.40  $ 19.62  $ 31.69   $ 30.56 $ 26.88  $ 26.06  $ 23.92  $ 18.94  $ 24.71  $ 28.47
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,963    5,596    6,323     7,331   8,383    9,053    8,439    2,393       71       78
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.91  $ 11.01  $ 18.67   $ 16.57 $ 15.34  $ 14.02  $ 12.84  $  9.91  $ 11.35       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         8,286    9,776   11,637    13,414  14,341   14,238   13,403    2,875        2       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.85  $  7.10  $  9.93   $  9.03 $  8.63  $  8.40  $  7.95  $  5.82       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,394    1,933    1,978     2,218   2,770    3,237    2,600      551       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.14  $  7.09  $ 10.52   $ 10.43      --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,199    2,264    2,628       664      --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  7.54  $  5.94  $  9.52        --      --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,026      757      863        --      --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.68  $ 10.14  $ 11.91   $ 11.66 $ 10.51       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           338      307      362       321      81       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 29.24  $ 20.92  $ 30.54   $ 28.28 $ 24.09  $ 23.37       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           996      932      909       341     297       62       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.41  $ 11.32  $ 10.76   $  9.97 $  9.75       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,509    1,734    1,003       493      38       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 16.76  $ 11.30  $ 26.83   $ 19.12 $ 14.12  $ 10.76  $  8.81  $  5.72  $  6.15  $  6.56
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,162    3,004    3,820     4,088   4,095    3,531   27,090      737       43       55
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 20.25  $ 20.97  $ 20.49   $ 19.41 $ 19.05  $ 19.04  $ 18.91  $ 18.73       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,027    2,492    2,914     3,131   3,491    4,043    4,619    1,850       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.18  $  9.11  $ 16.73   $ 14.69 $ 12.47  $ 10.78  $  9.60  $  7.33  $  8.73  $ 11.17
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,895    5,199    5,905     6,892   7,621    8,017    6,516    1,628       26       23
------------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.12  $  9.68  $ 16.40   $ 14.29 $ 11.51       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           939      688      594       240      40       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.38  $  9.47  $ 15.91   $ 16.31 $ 13.71  $ 13.35  $ 12.19  $  9.73  $ 12.16  $ 13.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,918    2,221    2,625     3,079   3,795    3,942    3,680    1,342      324      341
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.50  $  6.80  $ 10.99   $ 10.71 $  9.60  $  9.06  $  8.23  $  6.83  $  8.75  $ 10.54
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,214    2,449    2,815     3,293   3,821    4,211    4,026      993       77       42
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  6.75  $  5.02  $  7.96   $  7.07 $  7.20  $  6.34  $  5.92  $  4.86  $  7.15  $  9.52
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,809    3,977    4,750     5,507   5,789    6,068    5,986    2,292       89      114
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 14.22  $ 10.67  $ 17.49   $ 15.31 $ 14.38  $ 13.35  $ 12.00  $  9.39  $ 14.47  $ 22.21
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,109    1,206    1,461     1,300   1,516    1,558    1,506      496      147      214
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  5.26  $  4.47  $ 10.44   $ 11.24 $ 10.64       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           382      320      528       605      93       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.43  $  9.61  $ 17.16   $ 18.20 $ 15.17  $ 14.56  $ 12.99  $ 10.22  $ 11.97  $ 11.75
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        13,118   14,916   18,463    13,475  14,461   15,533   14,531    4,578      114       54
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-6

To receive this document electronically, sign up for e-delivery today at
                          www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                              2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.18  $  7.87  $ 12.56  $ 12.29  $ 10.61       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           306      322      319      438       94       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.88  $  8.78  $ 12.87  $ 11.77  $ 10.57       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           532      357      140      117       54       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.35  $  6.94  $ 13.86  $ 12.98  $ 11.78  $ 11.21  $  9.78  $  6.89  $  8.56  $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,234    8,228    9,544   11,305   12,783   13,609   12,491    2,799       19        7
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.88  $ 10.34  $ 17.32  $ 17.81  $ 16.03  $ 14.57  $ 12.51  $  9.51  $ 11.28  $ 10.98
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         5,762    5,211    6,623    8,423    8,724    9,029    8,508    3,161       37        9
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 31.51  $ 31.90  $ 31.62  $ 30.57  $ 29.61  $ 29.20  $ 29.33  $ 29.52  $ 29.51  $ 28.84
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,674    2,708    1,791    1,365    1,411    1,417    1,972    1,554      256      266
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  5.04  $  3.93  $  5.93  $  4.97  $  4.66  $  4.47       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,701    1,807      871      143      137       13       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.14  $  6.58  $ 10.76  $ 10.71       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           848      922      999      372       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.29  $  6.79  $ 11.59  $ 11.10       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           496      328      315      135       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.99  $ 10.30  $ 10.86  $  9.86  $  9.94       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,278    3,734    1,641    1,522    1,269       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 16.70  $ 15.94  $ 17.26  $ 16.71  $ 16.29  $ 16.17  $ 15.77  $ 15.42       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,934    2,700    3,276    3,669    4,057    4,383    4,326    1,432       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.67  $ 10.97  $ 16.85  $ 17.38  $ 14.94  $ 14.50  $ 12.48  $  8.66  $ 11.07  $ 10.99
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,399    2,545    2,937    3,525    3,854    4,174    3,847    1,053       23       18
------------------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 14.47  $ 10.27  $ 17.99  $ 16.98  $ 17.90  $ 17.42       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,513    1,438    1,687       96       88       19       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  8.15  $  6.35  $ 10.86  $ 10.76       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           503      561      775      237       --       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  4.90  $  3.75  $  6.32  $  6.33  $  5.61  $  5.21       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           340      283      498      473      215       12       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.10  $  7.17  $ 11.51  $ 11.95  $ 10.44       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           361      493      559      811      393       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.06  $  8.42  $ 16.17  $ 13.37  $ 12.39       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,227      971      936      320      133       --       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 48.41  $ 35.69  $ 67.76  $ 61.57  $ 59.29  $ 55.46  $ 50.07  $ 36.85  $ 52.44  $ 70.94
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           665      162      185      238      264      269      265      161      153      185
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.18  $ 12.32  $ 12.17  $ 11.59  $ 11.30  $ 11.24  $ 10.96  $ 10.69       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         7,850    8,401    9,376   10,117   11,139   12,384   12,153    4,285       --       --
------------------------------------------------------------------------------------------------------------------------------------


A-7 Appendix I: Condensed financial information


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009



------------------------------------------------------------------------------------------------------------------------------------
                                                                        FOR THE YEARS ENDING DECEMBER 31,
                                            ----------------------------------------------------------------------------------------
                                              2009     2008     2007     2006     2005     2004     2003     2002     2001     2000
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.69  $  9.89  $ 18.96  $ 17.07  $ 13.79  $ 12.09  $ 10.38  $  7.82       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,645    2,888    3,283    3,610    3,367    3,660    3,008      923       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.08  $  7.70  $ 12.89  $ 12.42  $ 11.07  $ 10.50  $  9.69  $  7.65       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,573    1,747    2,196    2,469    2,709    2,980    2,952    1,004       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  7.77  $  5.76  $ 10.67  $  9.71  $  9.82  $  9.24  $  8.77  $  6.80       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,233    3,514    3,987    4,513    5,006    6,362    5,953    2,130       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 11.11  $  9.15  $ 14.81  $ 14.47  $ 12.27  $ 11.60  $ 10.26  $  7.92       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,376    4,173    4,869    5,608    6,137    6,199    5,210    1,722       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  9.51  $  6.79  $ 12.18  $ 11.01  $ 10.17  $  9.50  $  8.60  $  6.21       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,099    4,628    5,331    6,249    7,050    8,108    7,657    2,602       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 12.52  $  8.78  $ 13.87  $ 14.03  $ 12.38  $ 11.67  $ 10.25  $  7.38       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,037    3,405    4,059    4,691    5,098    5,827    5,443    1,889       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 27.94  $ 25.79  $ 34.12  $ 33.49  $ 30.83  $ 30.28  $ 28.20  $ 23.29  $ 24.29  $ 24.42
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,255    2,545    3,358    3,901    4,366    4,900    4,511      903      221      260
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $  6.93  $  5.21  $  9.12  $  8.90  $  8.17  $  7.70       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           736      728      884      680      554       19       --       --       --       --
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 13.62  $ 10.90  $ 17.76  $ 19.94  $ 17.38  $ 16.80  $ 14.55  $ 10.70  $ 12.57  $ 10.81
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,946    4,558    5,608    6,898    7,963    8,796    8,124    2,322      111       41
------------------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------------------
  Unit value                                $ 10.21  $  6.52  $ 12.47  $ 10.68  $ 10.07  $  9.16  $  8.83  $  5.67       --       --
------------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,254    2,156    2,575    2,567    2,975    3,498    1,530      306       --       --
------------------------------------------------------------------------------------------------------------------------------------


                                 Appendix I: Condensed financial information A-8


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Appendix II: Purchase considerations for QP contracts

--------------------------------------------------------------------------------


This information is provided for historical purposes only. The contract is no longer available to new purchasers.
Trustees who are considering the purchase of an Accumulator(R) QP contract should discuss with their tax and ERISA advisers whether this is an appropriate investment vehicle for the employer's plan. Trustees should consider whether the plan provisions permit the investment of plan assets in the QP contract, the distribution of such an annuity, the purchase of the Guaranteed minimum income benefit and other guaranteed benefits, and the payment of death benefits in accordance with the requirements of the federal income tax rules. The QP contract and this Prospectus should be reviewed in full, and the following factors, among others, should be noted. Assuming continued plan qualification and operation, earnings on qualified plan assets will accumulate value on a tax-deferred basis even if the plan is not funded by the Accumulator(R) QP contract or another annuity contract. Therefore, you should purchase an Accumulator(R) QP contract to fund a plan for the contract's features and benefits other than tax deferral, after considering the relative costs and benefits of annuity contracts and other types of arrangements and funding vehicles.

We will not accept defined benefit plans. This QP contract accepts only transfer contributions from other investments within an existing qualified plan trust. We will not accept ongoing payroll contributions or other contributions from the employer. For 401(k) plans, no employee after-tax contributions are accepted. A "designated Roth contribution account" is not available in the QP contract. Checks written on accounts held in the name of the employer instead of the plan or the trustee will not be accepted. Only one additional transfer contribution may be made per contract year. The maximum contribution age is 75 or if later, the first contract anniversary.

If amounts attributable to an excess or mistaken contribution must be withdrawn, any or all of the following may apply: (1) withdrawal charges; (2) market value adjustments; or (3) benefit base adjustments to an optional benefit.

AXA Equitable will not perform or provide any plan recordkeeping services with respect to the QP contracts. The plan's administrator will be solely responsible for performing or providing for all such services. There is no loan feature offered under the QP contracts, so if the plan provides for loans and a participant takes a loan from the plan, other plan assets must be used as the source of the loan and any loan repayments must be credited to other investment vehicles and/or accounts available under the plan. AXA Equitable will never make payments under a QP contract to any person other than the trustee owner.

Given that required minimum distributions must generally commence from the plan for participants after age 70-1/2, trustees should consider:

   o whether required minimum distributions under QP contracts would cause withdrawals in excess of 6% of the Guaranteed minimum income benefit Roll-Up benefit base;

   o that provisions in the Treasury Regulations on required minimum distributions require that the actuarial present value of additional annuity contract benefits be added to the dollar amount credited for purposes of calculating required minimum distributions. This could increase the amounts required to be distributed; and

   o that if the Guaranteed minimum income benefit is automatically exercised as a result of the no lapse guarantee, payments will be made to the trustee.

Finally, because the method of purchasing the QP contract, including the large initial contribution, and the features of the QP contract may appeal more to plan participants who are older and tend to be highly paid, and because certain features of the QP contract are available only to plan participants who meet certain minimum and/or maximum age requirements, plan trustees should discuss with their advisors whether the purchase of the QP contract would cause the plan to engage in prohibited discrimination in contributions, benefits or otherwise.



B-1 Appendix II: Purchase considerations for QP contracts


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Appendix III: Market value adjustment example

--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 was allocated on February 16, 2010 to a fixed maturity option with a maturity date of February 16, 2018 (eight years later) at a hypothetical rate to maturity of 7.00% ("h" in the calculations below), resulting in a maturity value of $171,882 on the maturity date. We further assume that a withdrawal of $50,000, including any applicable withdrawal charge, is made four years later on February 16, 2014(a).





------------------------------------------------------------------------------------------------------------------------------------
                                                                                HYPOTHETICAL ASSUMED RATE TO MATURITY
                                                                                   ("J" IN THE CALCULATIONS BELOW)
                                                                                         FEBRUARY 16, 2014
                                                                             -------------------------------------------------------
                                                                                 5.00%                         9.00%
------------------------------------------------------------------------------------------------------------------------------------
 AS OF FEBRUARY 16, 2014 BEFORE WITHDRAWAL
------------------------------------------------------------------------------------------------------------------------------------
(1) Market adjusted amount(b)                                                 $141,389                       $121,737
------------------------------------------------------------------------------------------------------------------------------------
(2) Fixed maturity amount(c)                                                  $131,104                       $131,104
------------------------------------------------------------------------------------------------------------------------------------
(3) Market value adjustment: (1) - (2)                                        $ 10,285                       $ (9,367)
------------------------------------------------------------------------------------------------------------------------------------
 ON FEBRUARY 16, 2014 AFTER $50,000 WITHDRAWAL
------------------------------------------------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with the withdrawal:
    (3) x [$50,000/(1)]                                                       $  3,637                       $ (3,847)
------------------------------------------------------------------------------------------------------------------------------------
(5) Portion of fixed maturity associated with the withdrawal: $50,000 - (4)   $ 46,363                       $ 53,847
------------------------------------------------------------------------------------------------------------------------------------
(6) Market adjusted amount: (1) - $50,000                                     $ 91,389                       $ 71,737
------------------------------------------------------------------------------------------------------------------------------------
(7) Fixed maturity amount: (2) - (5)                                          $ 84,741                       $ 77,257
------------------------------------------------------------------------------------------------------------------------------------
(8) Maturity value(d)                                                         $111,099                       $101,287
------------------------------------------------------------------------------------------------------------------------------------


You should note that in this example, if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a portion of a positive market value adjustment is realized.

Notes:


(a)  Number of days from the withdrawal date to the maturity date = D = 1,461

(b)  Market adjusted amount is based on the following calculation:

           Maturity value           $171,882
          ________________   =   ________________   where j is either 5% or 9%
            (1+j)(D/365)         (1+j)(1,461/365)

(c)  Fixed maturity amount is based on the following calculation:

           Maturity value           $171,882
          ________________   =   ___________________
            (1+h)(D/365)         (1+0.07)(1,461/365)

(d)  Maturity value is based on the following calculation:
     Fixed maturity amount x (1+h)(D/365) = ($84,741 or $77,257) x
     (1+0.07)(1,461/365)

                               Appendix III: Market value adjustment example C-1


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Appendix IV: Enhanced death benefit example

--------------------------------------------------------------------------------

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.


The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Intermediate Government Bond Index, EQ/Money Market, the guaranteed interest option or the fixed maturity options or the Special 10 year fixed maturity option), no additional contributions, no transfers, no withdrawals and no loans under a Rollover TSA contract, the enhanced death benefit for an annuitant age 45 would be calculated as follows:





------------------------------------------------------------------------------------------------------------------------------------
  END OF
 CONTRACT                                                 6% ROLL-UP TO AGE 85                  ANNUAL RATCHET TO AGE 85
   YEAR                     ACCOUNT VALUE                     BENEFIT BASE                            BENEFIT BASE
------------------------------------------------------------------------------------------------------------------------------------
     1                       $105,000                         $  106,000(1)                           $  105,000(3)
------------------------------------------------------------------------------------------------------------------------------------
     2                       $115,500                         $  112,360(2)                           $  115,500(3)
------------------------------------------------------------------------------------------------------------------------------------
     3                       $129,360                         $  119,102(2)                           $  129,360(3)
------------------------------------------------------------------------------------------------------------------------------------
     4                       $103,488                         $  126,248(1)                           $  129,360(4)
------------------------------------------------------------------------------------------------------------------------------------
     5                       $113,837                         $  133,823(1)                           $  129,360(4)
------------------------------------------------------------------------------------------------------------------------------------
     6                       $127,497                         $  141,852(1)                           $  129,360(4)
------------------------------------------------------------------------------------------------------------------------------------
     7                       $127,497                         $  150,363(1)                           $  129,360(4)
------------------------------------------------------------------------------------------------------------------------------------


The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


6% ROLL-UP TO AGE 85

(1) At the end of contract years 1 and 4 through 7, the 6% Roll-Up to age 85 enhanced death benefit is greater than the current account value.

(2) At the end of contract years 2 and 3, the 6% Roll-Up to age 85 enhanced death benefit is equal to the current account value.


ANNUAL RATCHET TO AGE 85

(3) At the end of contract years 1 through 3, the Annual Ratchet to age 85 enhanced death benefit is equal to the current account value.

(4) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 85 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85

The enhanced death benefit under this option for each year shown is the greater of the amounts shown under the 6% Roll-Up to age 85 or the Annual Ratchet to age 85.


D-1 Appendix IV: Enhanced death benefit example


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Appendix V: Hypothetical illustrations

--------------------------------------------------------------------------------

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                   BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of 6% Roll-Up to age 85 or the Annual Ratchet to age 85" Guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R) contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.34)% and 3.66% for the Accumulator(R) contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the optional Guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of 6% Roll-Up to age 85 Annual Ratchet to age 85" Guaranteed minimum death benefit charge, the Protection Plus(SM) benefit charge, the Guaranteed minimum income benefit charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the Guaranteed minimum income benefit has been automatically exercised and the owner is receiving lifetime payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


                                      Appendix V: Hypothetical illustrations E-1


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
MALE, ISSUE AGE 60
BENEFITS:
  GREATER OF 6% ROLL-UP TO AGE 85 OR THE ANNUAL RATCHET TO AGE 85 GUARANTEED MINIMUM DEATH BENEFIT
  PROTECTION PLUS(SM)
  GUARANTEED MINIMUM INCOME BENEFIT


                                                          GREATER OF 6%
                                                             ROLL-UP
                                                        TO AGE 85 OR THE                                 LIFETIME ANNUAL
                                                             ANNUAL                             GUARANTEED MINIMUM INCOME BENEFIT
                                                        RATCHET TO AGE 85                      ------------------------------------
                                                           GUARANTEED      TOTAL DEATH BENEFIT
                                                          MINIMUM DEATH      WITH PROTECTION       GUARANTEED       HYPOTHETICAL
                   ACCOUNT VALUE        CASH VALUE           BENEFIT            PLUS(SM)             INCOME            INCOME
       CONTRACT ------------------- ------------------ ------------------- ------------------- ------------------ -----------------
 AGE     YEAR       0%        6%       0%        6%        0%        6%        0%        6%        0%       6%        0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- --------- -------- --------- -------
 60        0     100,000  100,000    93,000    93,000   100,000  100,000    100,000  100,000      N/A      N/A       N/A      N/A
 61        1      95,993  101,972    88,993    94,972   106,000  106,000    108,400  108,400      N/A      N/A       N/A      N/A
 62        2      92,014  103,930    85,014    96,930   112,360  112,360    117,304  117,304      N/A      N/A       N/A      N/A
 63        3      88,058  105,868    82,058    99,868   119,102  119,102    126,742  126,742      N/A      N/A       N/A      N/A
 64        4      84,118  107,780    78,118   101,780   126,248  126,248    136,747  136,747      N/A      N/A       N/A      N/A
 65        5      80,190  109,661    75,190   104,661   133,823  133,823    147,352  147,352      N/A      N/A       N/A      N/A
 66        6      76,266  111,504    73,266   108,504   141,852  141,852    158,593  158,593      N/A      N/A       N/A      N/A
 67        7      72,341  113,301    71,341   112,301   150,363  150,363    170,508  170,508      N/A      N/A       N/A      N/A
 68        8      68,409  115,044    68,409   115,044   159,385  159,385    183,139  183,139      N/A      N/A       N/A      N/A
 69        9      64,462  116,726    64,462   116,726   168,948  168,948    196,527  196,527      N/A      N/A       N/A      N/A
 70       10      60,495  118,336    60,495   118,336   179,085  179,085    210,719  210,719    10,584   10,584    10,584   10,584
 75       15      40,030  124,940    40,030   124,940   239,656  239,656    295,518  295,518    15,362   15,362    15,362   15,362
 80       20      17,781  127,894    17,781   127,894   320,714  320,714    408,999  408,999    21,841   21,841    21,841   21,841
 85       25           0  124,925         0   124,925         0  429,187          0  517,472         0   39,700         0   39,700
 90       30           0  133,170         0   133,170         0  429,187          0  517,472      N/A      N/A       N/A      N/A
 95       35           0  142,868         0   142,868         0  429,187          0  517,472      N/A      N/A       N/A      N/A



THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A POLICY WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


E-2 Appendix V: Hypothetical illustrations


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Appendix VI: Guaranteed principal benefit example

--------------------------------------------------------------------------------


For purposes of these examples, we assume that there is an initial contribution of $100,000, made to the contract on February 16, 2010. We also assume that no additional contributions, no transfers among options and no withdrawals from the contract are made. For GPB Option 1, the example also assumes that a 10 year fixed maturity option is chosen. The hypothetical gross rates of return with respect to amounts allocated to the variable investment options are 0%, 6% and 10%. The numbers below reflect the deduction of all applicable separate account and contract charges and also reflect the charge for GPB Option 2. Also, for any given performance of your variable investment options, GPB Option 1 produces higher account values than GPB Option 2 unless investment performance has been significantly positive. The examples should not be considered a representation of past or future expenses. Similarly, the annual rates of return assumed in the example are not an estimate or guarantee of future investment performance. GPB Options 1 and 2 were only available at issue. The dates in the example are provided for illustrative purposes only.




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  Assuming 100%
                                                                                                                   in variable
                                                            Assuming          Under GPB         Under GPB           investment
                                                          100% in FMO          Option 1          Option 2            options
------------------------------------------------------------------------------------------------------------------------------------
Amount allocated to FMO on February 16, 2010
based upon a 3.30% rate to maturity                         100,000             72,260            40,000                --
------------------------------------------------------------------------------------------------------------------------------------
Initial account value allocated to the variable
investment options on February 16, 2010                        0                27,740            60,000             100,000
------------------------------------------------------------------------------------------------------------------------------------
Account value in the fixed maturity option on
February 16, 2020                                           138,382            100,000            55,353                0
------------------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 16, 2020 , assuming a 0% gross rate of
return)                                                     138,382            121,491           100,000*             77,474
------------------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 16, 2020 , assuming a 6% gross rate of
return)                                                     138,382            139,054          132,969**            140,788
------------------------------------------------------------------------------------------------------------------------------------
Annuity account value (computed by adding
together the value at the maturity date of the
applicable fixed maturity option plus the value of
amounts in the variable investment options on
February 16, 2020 , assuming a 10% gross rate of
return)                                                     138,382            157,067          169,500**            205,720
------------------------------------------------------------------------------------------------------------------------------------



* Since the annuity account value is less than the altenate benefit under GPB Option 2, the annuity account value is adjusted upward to the guaranteed amount or an increase of $2,554 in this example.

** Since the annuity account value is greater than the alternate benefit under GPB Option 2, GPB Option 2 will not affect the annuity account value.


                           Appendix VI: Guaranteed principal benefit example F-1


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Appendix VII: Protection Plus(SM) example

--------------------------------------------------------------------------------

The following illustrates the calculation of a death benefit that includes Protection Plus for an annuitant age 45. The example assumes a contribution of $100,000 and no additional contributions. Where noted, a single withdrawal in the amount shown is also assumed. If you purchased your contract after approximately September 2003, the example shown in the second and third columns apply. For all other contract owners, the example in the last two columns apply. The calculation is as follows:

                                                                                                        $  3000          $ 6000
                                                                                                       withdrawal -     withdrawal -
                                                              No            $3000         $6000         Pro rata         Pro rata
                                                           withdrawal     withdrawal    withdrawal     Treatment        Treatment
    --------------------------------------------------------------------------------------------------------------------------------
A   INITIAL CONTRIBUTION                                   100,000          100,000        100,000      100,000           100,000
    --------------------------------------------------------------------------------------------------------------------------------
B   DEATH BENEFIT: prior to withdrawal.*                   104,000          104,000        104,000      104,000           104,000
    --------------------------------------------------------------------------------------------------------------------------------
    PROTECTION PLUS EARNINGS: Death Benefit less net
C   contributions (prior to the withdrawal in D).           4,000            4,000          4,000         N/A               N/A
    B minus A.
    --------------------------------------------------------------------------------------------------------------------------------
D   WITHDRAWAL                                                0              3,000          6,000        3,000             6,000
    --------------------------------------------------------------------------------------------------------------------------------
    WITHDRAWAL % AS A % OF AV (ASSUMING DEATH
E   BENEFIT = AV)                                           0.00%             N/A            N/A         2.88%              5.77%
    greater of D divided by B
    --------------------------------------------------------------------------------------------------------------------------------
    EXCESS OF THE WITHDRAWAL OVER THE PROTECTION PLUS
F   EARNINGS                                                  0                0            2,000         N/A               N/A
    greater of D minus C or zero
    --------------------------------------------------------------------------------------------------------------------------------
    NET CONTRIBUTIONS (adjusted for the withdrawal in D)
G   A reduced for E or F                                   100,000          100,000        98,000        97,115           94,231
    --------------------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT (adjusted for the withdrawal in D)
H   B minus D                                              104,000          101,000        98,000       101,000           98,000
    --------------------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT LESS NET CONTRIBUTIONS
I   H minus G                                               4,000            1,000            0          3,885             3,769
    --------------------------------------------------------------------------------------------------------------------------------
J   PROTECTION PLUS FACTOR                                   40%              40%            40%          40%               40%
    --------------------------------------------------------------------------------------------------------------------------------
    PROTECTION PLUS BENEFIT
K   I times J                                               1,600             400             0          1,554             1,508
    --------------------------------------------------------------------------------------------------------------------------------
    DEATH BENEFIT: Including Protection Plus
L   H plus K                                               105,600          101,400        98,000       102,554           99,508
    --------------------------------------------------------------------------------------------------------------------------------

* The Death Benefit is the greater of the Account Value or any applicable death benefit.


G-1 Appendix VII: Protection Plus(SM) example


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Appendix VIII: State contract availability and/or variations of certain features and benefits

--------------------------------------------------------------------------------

Certain information is provided for historical purpose only. The contract is no longer available to new purchasers.

The following information is a summary of the states where the Accumulator(R) contract or certain features and/or benefits are either not available or vary from the contract's features and benefits as previously described in this Prospectus. Certain features and/or benefits may have been approved in your state after your contract was issued and cannot be added. Please contact your financial professional for more information about availability in your state. See also the "Contract Variations" appendix later in this Prospectus for information about the availability of certain features and their charges, if applicable, under your contract.


STATES WHERE CERTAIN ACCUMULATOR(R) FEATURES AND/OR BENEFITS ARE NOT AVAILABLE OR VARY:



------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                     AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA      See "Contract features and benefits"--"Your right to      If you reside in the state of California and you are age
                cancel within a certain number of days"                   60 and older at the time the contract is issued, you may
                                                                          return your vari- able annuity contract within 30 days
                                                                          from the date that you receive it and receive a refund as
                                                                          described below.

                                                                          If you allocate your entire initial contribution to the
                                                                          money mar- ket account (and/or guaranteed interest
                                                                          option, if available), the amount of your refund will be
                                                                          equal to your contribution, unless you make a transfer,
                                                                          in which case the amount of your refund will be equal to
                                                                          your account value on the date we receive your request to
                                                                          cancel at our processing office. This amount could be
                                                                          less than your initial contribution. If you allocate any
                                                                          portion of your initial contribution to the variable
                                                                          investment options (other than the money market account)
                                                                          and/or fixed maturity options, your refund will be equal
                                                                          to your account value on the date we receive your request
                                                                          to cancel at our processing office.
------------------------------------------------------------------------------------------------------------------------------------
FLORIDA         See "Transfer of ownership, collateral assignments,       The second paragraph in this section is deleted.
                loans and borrowing" in "More information"
------------------------------------------------------------------------------------------------------------------------------------
ILLINOIS        See "Selecting an annuity payout option" under "Your      Annuity payments may be elected twelve months from the
                annuity payout options" in "Accessing your money"         contract date.
------------------------------------------------------------------------------------------------------------------------------------
MARYLAND        Fixed maturity options                                    Not Available

                Guaranteed principal benefit option1 and Guaranteed       Not Available
                principal benefit option 2
------------------------------------------------------------------------------------------------------------------------------------
MASSACHUSETTS   Automatic investment program                              Not Available

                Annual administrative charge                              The annual administrative charge will not be deducted from amounts allocated to the Guaranteed interest option.

                See "How you can purchase and contribute to your          Additional contributions are limited to the first three
                contract" in "Contract features and benefits"             years after the contract issue date only.

                See "Disability, terminal illness, or confinement to      This section is deleted in its entirety.
                nursing home" under "Withdrawal charge" in
                "Charges and expenses"
------------------------------------------------------------------------------------------------------------------------------------
MINNESOTA       See "Principal Protector(SM)" in "Contract features and   Principal Protector(SM) is discontinued if the Beneficiary
                benefits" and "Beneficiary continuation option" in        continuation option is elected.
                "Payment of death benefit"
------------------------------------------------------------------------------------------------------------------------------------


    Appendix VIII: State contract availability and/or variations of certain features and benefits H-1

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE     FEATURES AND BENEFITS                                    AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK   Greater of the 6% Roll-Up or Annual Ratchet Guaran-      Not Available (you have a choice of the standard death benefit
           teed minimum death benefit                               or the Annual Ratchet to age 85 guaranteed minimum death
                                                                    benefit), as described earlier in this Prospectus.

           Guaranteed minimum death benefit/guaranteed mini-        Not Available
           mum income benefit roll-up benefit base reset

           Principal Protector(SM)                                  Not Available

           Protection Plus(SM)                                      Not Available

           See "Contract features and benefits" -- "Self directed   No more than 25% of any contribution may be allocated to the
           allocation" (for contracts issued from approximately     guaranteed interest option.
           February 2004 to February 2009).

           See "Insufficient account value" in "Determining your    If your account value in the variable investment options and the
           contract's value"                                        fixed maturity options is insufficient to pay the annual
                                                                    administrative charge, or the Annual Ratchet to age 85 death benefit charge and/or the guaranteed minimum income benefit charge, and you have no account value in the guaranteed interest option, your contract will terminate without value, and you will lose any applicable benefits. See "Charges and expenses"
                                                                    earlier in this Prospectus.

           See "Transferring your account value" in "Transferring   The following information is added as the sixth and seventh
           your money among investment options" (for contracts      bullets in this section:
           issued from approximately February 2004 to February      o In all contract years, a transfer into the guaranteed interest
           2009).                                                     option will not be permitted if such transfer would result in more than 25% of the annuity account value being allocated to the guaranteed interest option, based on the annuity
                                                                      account value as of the previous business day.

           See "Rebalancing your account value" in "Transferring    Under Option II, transfers into the Guaranteed interest option
           your money among investment options" (for contracts      are not permitted if they violate the transfer rules.
           issued from approximately February 2004 to February
           2009).

           See "The amount applied to purchase an annuity           For fixed annuity period certain payout options only, the amount
           payout option" in "Accessing your money"                 applied to the annuity benefit is the greater of the cash value or 95% of what the account value would be if no withdrawal charge applied.

           See "Annuity maturity date" in "Accessing your           The maturity date by which you  must take a lump sum
           money"                                                   withdrawal or select an annuity payout option is as follows:
                                                                                              Maximum
                                                                    Issue age                 Annuitization age
                                                                    ---------                 -----------------
                                                                    0-80                      90
                                                                    81                        91
                                                                    82                        92
                                                                    83                        93
                                                                    84                        94
                                                                    85                        95
                                                                    Please see this section earlier in this Prospectus for more information.
------------------------------------------------------------------------------------------------------------------------------------


H-2 Appendix VIII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK,       See "Charges and expenses"                     With regard to the Annual administrative, Annual Ratchet to age
(CONTINUED)                                                    85 death benefit, Guaranteed principal benefit option 2 and
                                                               Guaranteed minimum income benefit charges, respectively, we will deduct the related charge, as follows for each: we will deduct the charge from your value in the variable investment options on a pro rata basis. If those amounts are insufficient, we will deduct all or a portion of the charge from the fixed maturity options (other than the Special 10 year fixed maturity option) in the order of the earliest maturity date(s) first. If such fixed matu-
                                                               rity option amounts are insufficient, we will deduct all or a portion of the charge from the account for special dollar cost averaging (not available if the Guaranteed principal benefit option is elected). If such amounts are still insufficient, we will deduct any remaining portion from the Special 10 year fixed maturity option. If the contract is surrendered or annuitized or a death benefit is paid, we will deduct a pro rata portion of the charge for that year. A market value adjustment will apply to deductions from the fixed maturity options (including the Special
                                                               10 year fixed maturity option).

                                                               Deductions from the fixed maturity options (including the Special
                                                               10 year fixed maturity option) cannot cause the credited net interest for the contract year to fall below 1.5%.

                                                               With regard to the Annual administrative, either enhanced death benefit and the Guaranteed minimum income benefit charges
                                                               only, if your account value in the variable investment options and the fixed maturity options is insufficient to pay the applicable charge, and you have no account value in the guaranteed inter-
                                                               est option, your contract will terminate without value and you will lose any applicable guaranteed benefits. Please see Insuffi-
                                                               cient account value" in "Determining your contract's value"
                                                               earlier in this Prospectus.

                Fixed maturity options -- withdrawal charges   The withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 7% and will be determined by applying the New York Alternate Scale I shown below. If you withdraw amounts that have been trans-
                                                               ferred from one fixed maturity option to another, we use the New
                                                               York Alternate Scale II (also shown below) if it produces a higher charge than Alternate Scale I.

                                                               The withdrawal charge may not exceed the withdrawal charge that would normally apply to the contract. If a contribution has been in the contract for more than 7 years and therefore would have no withdrawal charge, no withdrawal charge will apply. Use of a New York Alternate Scale can only result in a lower charge.
                                                               We will compare the result of applying Alternate Scale I or II, as the case may be, to the result of applying the normal withdrawal charge, and will charge the lower withdrawal charge.
                                                               ---------------------------------------------------------------------
                                                               NY ALTERNATE SCALE I          NY ALTERNATE SCALE II
                                                               Year of investment in fixed   Year of transfer within fixed
                                                               maturity option*              maturity option*
                                                               ---------------------------------------------------------------------
                                                               Within year 1  7%             Within year 1  5%
                                                               ---------------------------------------------------------------------
                                                                     2        6%                   2        4%
                                                               ---------------------------------------------------------------------
                                                                     3        5%                   3        3%
------------------------------------------------------------------------------------------------------------------------------------

    Appendix VIII: State contract availability and/or variations of certain features and benefits H-3

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                          AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK,                                                      NY ALTERNATE SCALE I          NY ALTERNATE SCALE II
(CONTINUED)                                                    Year of investment in fixed   Year of transfer within fixed
                                                               maturity option*              maturity option*
                                                               ---------------------------------------------------------------------
                                                                     4        4%                   4        2%
                                                               ---------------------------------------------------------------------
                                                                     5        3%                   5        1%
                                                               ---------------------------------------------------------------------
                                                                     6        2%             After year 5   0
                                                               ---------------------------------------------------------------------
                                                                     7        1%
                                                               ---------------------------------------------------------------------
                                                               After year 7   0%             Not to exceed 1% times the
                                                                                             number of years remaining in
                                                                                             the fixed maturity option,
                                                                                             rounded to the higher number
                                                                                             of years. In other words, if 4.3
                                                                                             years remain, it would be a 5%
                                                                                             charge.
                                                               ---------------------------------------------------------------------
                                                               * Measured from the contract date anniversary prior to the date of the contribution or transfer

                                                               If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

                                                               You should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option with the shortest available maturity. If we are not offering other fixed maturity options, we will transfer your maturity value to the EQ/Money Market option.

                                                               The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower "free withdrawal amount" than what would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.
------------------------------------------------------------------------------------------------------------------------------------
OREGON          Guaranteed minimum death benefit/Guaranteed    Not Available
                minimum income benefit roll-up benefit base
                reset

                Guaranteed minimum income benefit no lapse    Not Available
                guarantee

                Fixed maturity options                        Not Available

                Guaranteed principal benefit option 1 and     Not Available
                Guaranteed principal benefit option 2

                Flexible Premium IRA and                      Not Available
                Flexible Premium Roth IRA

                See "How you can purchase and contribute to   o Subsequent contributions are not permitted. This is a single
                your contract" in "Contract features and        premium product.
                benefits"
                                                              o Section 1035 exchanges, rollovers, multiple assignments
                                                                and/or transfers are permitted provided that all documentation is complete and received with the application.
------------------------------------------------------------------------------------------------------------------------------------

H-4 Appendix VIII: State contract availability and/or variations of certain features and benefits

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                  AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
OREGON,         See "Lifetime required minimum distribution with-      We generally will not impose a withdrawal charge on minimum
(CONTINUED)     drawals" in "Accessing your money"                     distribution withdrawals even if you are not enrolled in our automatic RMD service except if, when added to a lump sum
                                                                       withdrawal previously taken in the same contract year, the minimum distribution withdrawals exceed the 10% free
                                                                       withdrawal amount. In order to avoid a withdrawal charge in connection with minimum distribution withdrawals outside of our automatic RMD service, you must notify us using our
                                                                       request form. Such minimum distribution withdrawals must be based solely on your contract's account value.

                See "Selecting an annuity payout option" in "Access-   The annuity commencement date may not be earlier than seven
                ing your money"                                        years from the contract issue date.

                See "Disability, terminal illness, or confinement to   Item (i) is deleted in its entirety.
                nursing home" under "Withdrawal charge" in
                "Charges and expenses"

                Automatic Investment Program                           Not Available

                See "Special dollar cost averaging program" in "Con-   The special dollar cost averaging program may only be
                tract Features and Benefits"                           selected at the time of application.

                See "We require that the following types of communi-   The following is added:
                cations be on specific forms we provide for that        (20) requests for required minimum distributions, other than
                purpose:" in "Who is AXA Equitable?"                         pursuant to our automatic RMD service.
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA    Contributions                                          Your contract refers to contributions as premiums.

                Contribution age limitations                           The following contribution limits apply:
                                                                                              Maximum
                                                                       Issue age              Contribution age
                                                                       ---------              ----------------
                                                                       0-75                   79
                                                                       76                     80
                                                                       77                     81
                                                                       78-80                  82
                                                                       81-83                  84
                                                                       84                     85
                                                                       85                     86

                Special dollar cost averaging program                  In Pennsylvania, we refer to this program as "enhanced rate dollar cost averaging."

                Withdrawal charge schedule for issue ages 84 and 85    For annuitants that are ages 84 and 85 when the contract is issued in Pennsylvania, the withdrawal charge will be
                                                                       computed in the same manner as for other contracts as
                                                                       described in "Charges and expenses" under "Withdrawal charge"
                                                                       earlier in this Prospectus, except that the withdrawal charge schedule will be different. For these contracts, the
                                                                       withdrawal charge schedule will be 5% of each contribution made in the first contract year, decreasing by 1% each
                                                                       subsequent contract year to 0% in the sixth and later
                                                                       contract years.
------------------------------------------------------------------------------------------------------------------------------------

    Appendix VIII: State contract availability and/or variations of certain features and benefits H-5

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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                   AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA,   See "Annuity maturity date" in "Accessing your          The maturity date by which you must take a lump sum with-
(CONTINUED)     money"                                                  drawal or select an annuity payout option is as follows:

                                                                                               Maximum
                                                                        Issue age              annuitization age
                                                                        ---------              -----------------
                                                                        0-75                   85
                                                                        76                     86
                                                                        77                     87
                                                                        78-80                  88
                                                                        81-85                  90

                Loans under Rollover TSA contracts                      Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal
                                                                        Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO     IRA, Roth IRA, Inherited IRA, QP and Rollover TSA       Not Available
                contracts

                Beneficiary continuation option (IRA)                   Not Available

                Tax Information -- Special rules for NQ contracts       Income from NQ contracts we issue is U.S. source. A Puerto
                                                                        Rico resident is subject to U.S. taxation on such U.S.
                                                                        source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The
                                                                        calculation of the taxable portion of amounts distributed
                                                                        from a contract may differ in the two jurisdictions.
                                                                        Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the
                                                                        contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid.
                                                                        Depending on your personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.
------------------------------------------------------------------------------------------------------------------------------------
TEXAS           See "Annual administrative charge" in "Charges and      The annual administrative charge will not be deducted from
                expenses"                                               amounts allocated to the Guaranteed interest option.
------------------------------------------------------------------------------------------------------------------------------------
UTAH            See "Transfers of ownership, collateral assignments,    The second paragraph in this section is deleted.
                loans and borrowing" in "More information"
------------------------------------------------------------------------------------------------------------------------------------
VERMONT         Loans under Rollover TSA contracts                      Taking a loan in excess of the Internal Revenue Code limits may result in adverse tax consequences. Please consult your tax adviser before taking a loan that exceeds the Internal
                                                                        Revenue Code limits.
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON      Guaranteed interest option (for contracts issued from   Not Available
                approximately December 2004-December 2006)

                Investment simplifier -- Fixed-dollar option and        Not Available
                Interest sweep option

                Fixed maturity options                                  Not Available
                Guaranteed Principal Benefit Options 1 and 2            Not Available

                Income Manager(R) payout option                         Not Available

                Protection Plus(SM)                                     Not Available
------------------------------------------------------------------------------------------------------------------------------------

H-6 Appendix VIII: State contract availability and/or variations of certain features and benefits


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
------------------------------------------------------------------------------------------------------------------------------------
 STATE          FEATURES AND BENEFITS                                   AVAILABILITY OR VARIATION
------------------------------------------------------------------------------------------------------------------------------------
WASHINGTON,     Special dollar cost averaging program (for contracts    o Available only at issue
(CONTINUED)     issued from approximately December 2004-December
                2006)                                                   o Subsequent contributions cannot be used to elect new
                                                                          programs. You may make subsequent contributions to the
                                                                          initial progams while they are still running.

                See "Guaranteed minimum death benefit" in               You have a choice of the standard death benefit, the Annual
                "Contract features and benefits"                        Ratchet to age 85 enhanced death benefit, or the Greater of
                                                                        4% Roll-Up to age 85 or the Annual Ratchet to age 85
                                                                        enhanced death benefit.

                See "Annual administrative charge" in "Charges and      The annual administrative charge will be deducted from the
                expenses"                                               value in the variable investment options on a pro rata
                                                                        basis.

                See "Withdrawal charge" in "Charges and expenses"       The 10% free withdrawal amount applies to full surrenders.

                See "Disability, terminal illness, or confinement to    The annuitant has qualified to receive Social Security
                nursing home" under "Withdrawal charge" in              disability benefits as certified by the Social Security
                "Charges and expenses"                                  Administration or a statement from an independent U.S.
                                                                        licensed physician stating that the annuitant meets the
                                                                        definition of total disability for at least 6 continuous
                                                                        months prior to the notice of claim. Such disability must be re-certified every 12 months.
------------------------------------------------------------------------------------------------------------------------------------

    Appendix VIII: State contract availability and/or variations of certain features and benefits H-7


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Appendix IX: Contract variations

--------------------------------------------------------------------------------

The contract described in this Prospectus is no longer sold. You should note that your contract's options, features and charges may vary from what is described in this Prospectus depending on the approximate date on which you purchased your contract. You may not change your contract or its features after issue. This Appendix reflects contract variations that differ from what is described in this Prospectus but may have been in effect at the time your contract was issued. If you purchased your contract during the "Approximate Time Period" below, the noted variation may apply to you.

In addition, options and/or features may vary among states in light of applicable regulations or state approvals. Any such state variations are generally not included here but instead included in Appendix VIII earlier in this section. For more information about state variations applicable to you, as well as particular features, charges and options available under your contract based upon when you purchased it, please contact your financial professional and/or refer to your contract.


------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD      FEATURE/BENEFIT                              VARIATION
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - November 2002    Inherited IRA beneficiary Continuation       Unavailable -- accordingly, all references in
                              contract                                     this Prospectus to "Inherited IRA beneficiary
                                                                           Continuation contract" are deleted in their
                                                                           entirety.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - February 2003    Guaranteed minimum income benefit            The fee for this benefit was 0.45%.

                              Annual Ratchet to age 85                     The fee for this benefit was 0.20%.

                              6% Roll-Up to age 85                         The fee for this benefit was 0.35%.

                              The Greater of 6% Roll-Up to age 85 of the   The fee for this benefit was 0.45%.
                              Annual Ratchet to age 85
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - August 2003      Annuitant issue age                          Ages 86-90. For contracts with an annuitant
                                                                           who was age 86-90 at issue, the following
                                                                           apply: (1) standard death benefit only was
                                                                           available, and (2) no withdrawal charge
                                                                           applies.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - September 2003   The guaranteed principal benefits            GPB 2 -- unavailable

                                                                           GPB 1 known as Principal assurance.

                                                                           GPB 1 available with both systematic and
                                                                           substantially equal withdrawals.

                                                                           GPB 1 available with the Guaranteed minimum
                                                                           income benefit.

                              Spousal protection                           Unavailable -- accordingly, all references in
                                                                           this Prospectus to "Spousal protection" are
                                                                           deleted in their entirety.

                              Maximum contributions                        The maximum contributions permitted under all
                                                                           Accumulator series contracts with the same
                                                                           owner or annuitant is $1,500,000.

                              Guaranteed minimum death benefit maximum     84 (not including Flexible Premium IRA,
                              issue age                                    Inherited IRA and QP contracts)

                              Protection Plus                              The maximum issue age for this benefit was
                                                                           79.

                                                                           For issue ages 71-79, the applicable death
                                                                           benefit will be multiplied by 25%.

                                                                           In calculating the death benefit, contributions
                                                                           are decreased for withdrawals on a pro rata
                                                                           basis.
------------------------------------------------------------------------------------------------------------------------------------


I-1 Appendix IX: Contract variations


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                          www.axa-equitable.com/green



------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD                 FEATURE/BENEFIT                            VARIATION
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - September 2003, continued   Guaranteed option charges                  If the contract is surrendered or annuitized or
                                                                                    the death benefit is paid on a date other than
                                                                                    the contract date anniversary, we will not
                                                                                    deduct a pro rata portion of the charge for any
                                                                                    applicable guaranteed benefit.

                                         Withdrawals treated as surrenders          We will not treat a withdrawal that results in a
                                                                                    cash value of less than $500 as a request for a
                                                                                    surrender. We will not terminate your contract
                                                                                    if you do not make contributions for three
                                                                                    contract years.

                                         Guaranteed minimum income benefit option   Subject to state availability, this option
                                                                                    guarantees you a minimum amount of fixed income
                                                                                    under your choice of a life annuity fixed payout
                                                                                    option or an Income Manager level payment life
                                                                                    with a period certain payout option known as the
                                                                                    Living Benefit.

                                         Partial withdrawals                        Your free withdrawal amount is 15%.

                                         Systematic withdrawals                     Your systematic withdrawal may not exceed 1.20%
                                                                                    (monthly), 3.60% (quarterly) or 15% (annually)
                                                                                    of account value.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - July 2004                   Principal Protector(SM) benefit            Unavailable -- accordingly, all references in
                                                                                    this Prospectus to "Principal Protector" are
                                                                                    deleted in their entirety.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - December 2004               Termination of guaranteed benefits         Your guaranteed benefits will not automatically
                                                                                    terminate if you change ownership of your NQ
                                                                                    contract.

                                         Ownership Transfer of NQ                   If you transfer ownership of your NQ contract,
                                                                                    your guaranteed benefit options will not be
                                                                                    automatically terminated.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - January 2005                No lapse guarantee                         Unavailable. Accordingly, all references to this
                                                                                    feature are deleted in their entirety.
------------------------------------------------------------------------------------------------------------------------------------
April 2002 - October 2005                Roll-Up benefit base reset                 Unavailable. Accordingly, all references to this
                                                                                    feature are deleted in their entirety.
------------------------------------------------------------------------------------------------------------------------------------
February 2003 - September 2003           Annual Ratchet to age 85                   The fee for this benefit is 0.30%.

                                         6% Roll-Up to age 85                       The fee for this benefit is 0.45%.

                                         Guaranteed minimum income benefit          The fee for this benefit is 0.60%.
------------------------------------------------------------------------------------------------------------------------------------


                                            Appendix IX: Contract variations I-2


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
------------------------------------------------------------------------------------------------------------------------------------
 APPROXIMATE TIME PERIOD                        FEATURE/BENEFIT                              VARIATION
------------------------------------------------------------------------------------------------------------------------------------
September 2003 - January 2004                   Guaranteed minimum income benefit and
                                                Greater of the 6% Roll-Up to age 85 or the
                                                Annual Ratchet to age 85 enhanced death
                                                benefit:

                                                o Benefit base crediting rate                The effective annual interest credited
                                                                                             to the applicable benefit base is 5%.*
                                                                                             Accordingly, all references in this
                                                                                             Prospectus to the "6% Roll-Up benefit
                                                                                             base" are deleted in their entirety and
                                                                                             replaced with "5% Roll-Up benefit
                                                                                             base."

                                                o Fee table                                  Greater of the 5% Roll-Up to age 85 or
                                                                                             the Annual Ratchet to age 85 enhanced
                                                                                             death benefit charge: 0.50%.*

                                                                                             Guaranteed minimum income benefit
                                                                                             charge: 0.55%*

                                                o Effect of withdrawals on your Greater of   Withdrawals will reduce each of the
                                                  the 5% Roll-Up to age 85 or the Annual     benefit bases on a pro rata basis only.
                                                  Ratchet to age 85 enhanced death benefit
------------------------------------------------------------------------------------------------------------------------------------
September 2003 - February 2004 (for the         How withdrawals affect your Guaranteed       In calculating whether your withdrawal
Guaranteed minimum income benefit) and          minimum income benefit and Greater of the    will reduce your Roll-Up benefit base
January 2004 - February 2005 (for the Greater   6% Roll-Up to age 85 or the Annual Ratchet   portion of your Guaranteed minimum
of the 6% Roll-Up to age 85 or the Annual       to age 85 enhanced death benefit:            income benefit base on a pro rata or
Ratchet to age 85 enhanced death benefit:)                                                   dollar-for-dollar basis, withdrawal
                                                                                             charges will be included in the
                                                                                             withdrawal amount.
------------------------------------------------------------------------------------------------------------------------------------
September 2003 - February 2009                  6% Roll-Up to age 85 enhanced death benefit  Unavailable -- accordingly all references to this feature are deleted
                                                                                             in their entirety.
------------------------------------------------------------------------------------------------------------------------------------
January 2004 - February 2009                    Greater of 5% Roll-Up to age 85 or the       Unavailable -- accordingly all
                                                Annual Ratchet to age 85 enhanced death      references to this feature are deleted
                                                benefit                                      in their entirety.
------------------------------------------------------------------------------------------------------------------------------------


* Contract owners who elected the Guaranteed minimum income benefit and/or the Greater of the 5% Roll-Up to age 85 or the Annual Ratchet to age 85 enhanced death benefit had a limited opportunity to change to the new versions of these benefits, as they are described in "Contract features and benefits" and "Accessing your money," earlier in this Prospectus.


I-3 Appendix IX: Contract variations


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Appendix X: Tax-sheltered annuity contracts (TSAs)


--------------------------------------------------------------------------------

GENERAL; FINAL REGULATIONS UNDER SECTION 403(B)

This Appendix reflects our current understanding of some of the special federal income tax rules applicable to annuity contracts used to fund employer plans under Section 403(b) of the Internal Revenue Code. We refer to these contracts as "403(b) annuity contracts" or "Tax Sheltered Annuity" contracts ("TSAs"). The discussion in this Appendix generally assumes that a TSA has 403(b) contract status or qualifies as a 403(b) contract. In 2007, the IRS and the Treasury Department published final Treasury Regulations under Section 403(b) of the Code ("2007 Regulations"). As a result, there are significant revisions to the establishment and operation of plans and arrangements under Section 403(b) of the Code, and the contracts issued to fund such plans. The 2007 Regulations raise a number of questions as to the effect of the 2007 Regulations on TSAs issued prior to the effective date of the 2007 Regulations. The IRS has issued guidance intended to clarify some of these questions, and may issue further guidance in future years. Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the availability of transactions under the contract restricted as of January 1, 2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.

EMPLOYER PLAN REQUIREMENT. The thrust of the 2007 Regulations is to eliminate informal Section 403(b) arrangements with minimal or diffuse employer oversight and to require employers purchasing annuity contracts for their employees under
Section 403(b) of the Code to conform to other tax-favored, employer-based retirement plans with salary reduction contributions, such as Section 401(k) plans and governmental employer Section 457(b) plans. The 2007 Regulations require employers sponsoring 403(b) plans as of January 1, 2009, to have a written plan designating administrative responsibilities for various functions under the plan, and the plan in operation must conform to the plan terms.

LIMITATIONS ON INDIVIDUAL-INITIATED DIRECT TRANSFERS. The 2007 Regulations revoke Revenue Ruling 90-24 ("Rev. Rul. 90-24"), effective January 1, 2009. Prior to the 2007 Regulations, Rev. Rul. 90-24 had permitted individual-initiated, tax-free direct transfers of funds from one 403(b) annuity contract to another, without reportable taxable income to the individual, and with the characterization of funds in the contract remaining the same as under the prior contract. Under the 2007 Regulations and other IRS published guidance, direct transfers made after September 24, 2007 are permitted only with plan or employer approval as described below.


PERMISSIBLE CONTRIBUTIONS TO THE ACCUMULATOR(R) TSA CONTRACTS

Contributions to an Accumulator(R) TSA contract are extremely limited. AXA Equitable permits Contributions to be made to an Accumulator(R) TSA contract only where AXA Equitable is an "approved vendor" under an employer's 403(b) plan. That is, some or all of the participants in the employer's 403(b) plan are currently contributing to a non-Accumulator AXA Equitable 403(b) annuity contract. AXA Equitable and the employer must agree to share information with respect to the Accumulator(R) TSA contract and other funding vehicles under the plan.

AXA Equitable does not accept employer-remitted contributions. AXA Equitable does not accept contributions of after-tax funds, including designated Roth contributions to the Accumulator(R) TSA contracts. We will accept contributions of pre-tax funds only with documentation satisfactory to us of employer or its designee or plan approval of the transaction. Contributions must be made in the form of a direct transfer of funds from one 403(b) plan to another, a contract exchange under the same plan, or a direct rollover from another eligible retirement plan.


DISTRIBUTIONS FROM TSAS

GENERAL. Generally, after the 2007 Regulations, employer or plan administrator consent is required for loan, withdrawal or distribution transactions under a 403(b) annuity contract. Processing of a requested transaction will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

WITHDRAWAL RESTRICTIONS. AXA Equitable treats all amounts under an Accumulator(R) Rollover TSA contract as not eligible for withdrawal until:

o the owner is severed from employment with the employer who provided the funds used to purchase the TSA contract;

o the owner dies; or

o the plan under which the Accumulator(R) TSA contract is purchased is terminated.


TAX TREATMENT OF DISTRIBUTIONS. Amounts held under TSA contracts are generally not subject to federal income tax until benefits are distributed. Distributions include withdrawals from your TSA contract and annuity payments from your TSA contract. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, amounts distributed from TSA contracts are includible in gross income as ordinary income.



                          Appendix X: Tax-sheltered annuity contracts (TSAs) J-1


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Distributions from TSA contracts may be subject to 20% federal income tax withholding described under "Federal and state income tax withholding and information reporting" in the "Tax information" section of the Prospectus. In addition, TSA contract distributions may be subject to additional tax penalties.

If you have made after-tax contributions, you will have a tax basis in your TSA contract, which will be recovered tax-free. Since AXA Equitable does not accept after-tax funds to an Accumulator(R) Rollover TSA contract, we do not track your investment in the TSA contract, if any. We will report all distributions from this Rollover TSA contract as fully taxable. You will have to determine how much of the distribution is taxable.


DISTRIBUTIONS BEFORE ANNUITY PAYMENTS BEGIN. On a total surrender, the amount received in excess of the investment in the contract is taxable. The amount of any partial distribution from a TSA contract prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of any after-tax contributions and earnings on those contributions.


ANNUITY PAYMENTS. If you elect an annuity payout option, you will recover any investment in the TSA contract as each payment is received by dividing the investment in the TSA contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after your investment in the TSA contract is recovered is fully taxable. If you (and your beneficiary under a joint and survivor annuity) die before recovering the full investment in the TSA contract, a deduction is allowed on your (or your beneficiary's) final tax return.


PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH. Death benefit distributions from a TSA contract generally receive the same tax treatment as distributions during your lifetime. In some instances, distributions from a TSA contract made to your surviving spouse may be rolled over to a traditional IRA or other eligible retirement plan. A surviving spouse might also be eligible to directly roll over a TSA contract death benefit to a Roth IRA in a taxable conversion rollover. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances.


EFFECT OF 2007 REGULATIONS ON LOANS FROM TSAS

As a result of the 2007 Regulations, loans are not available without employer or plan administrator approval. If loans are available, loan processing may be delayed pending receipt of information required to process the loan under an information sharing agreement. The processing of a loan request will not be completed until the information required to process the transaction is received from the employer or its designee. This information will be transmitted as a result of an information sharing agreement between AXA Equitable and the employer sponsoring the plan.

If loans are available:

Loans are generally not treated as a taxable distribution. If the amount of the loan exceeds permissible limits under federal income tax rules when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing (paying down) interest and principal, the amount not repaid when due will be treated as a taxable distribution. The entire unpaid balance of the loan is includable in income in the year of the default.

TSA loans are subject to federal income tax limits and may also be subject to the limits of the plan from which the funds came. Federal income tax rule requirements apply even if the plan is not subject to ERISA. For example, loans offered under TSA contracts are subject to the following conditions:

     o The amount of a loan to a participant, when combined with all other loans to the participant from all qualified plans of the employer, can not exceed the lesser of:

          (1) the greater of $10,000 or 50% of the participant's nonforfeitable accrued benefits; and

          (2) $50,000 reduced by the excess (if any) of the highest outstanding loan balance over the previous 12 months over the outstanding loan balance of plan loans on the date the loan was made.

     o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. Accumulator(R) Rollover TSA contracts have a term limit of ten years for loans used to acquire the participant's primary residence.

     o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly. In very limited circumstances, the repayment obligation may be temporarily suspended during a leave of absence.


J-2 Appendix X: Tax-sheltered annuity contracts (TSAs)


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The amount borrowed and not repaid may be treated as a distribution if:

     o    the loan does not qualify under the conditions above;

     o    the participant fails to repay the interest or principal when due; or

     o in some instances, the participant separates from service with the employer who provided the funds or the plan is terminated.

In this case, the participant may have to include the unpaid amount due as ordinary income. In addition, the 10% early distribution penalty tax may apply. The amount of the unpaid loan balance is reported to the IRS on Form 1099-R as a distribution. For purposes of calculating any subsequent loans which may be made under any plan of the same employer, a defaulted loan which has not been fully repaid is treated as still outstanding, even after the default is reported to the IRS on Form 1099-R. The amount treated as still outstanding (which limits subsequent loans) includes interest accruing on the unpaid balance.


TAX-DEFERRED ROLLOVERS AND FUNDING VEHICLE TRANSFERS. You may roll over an "eligible rollover distribution" from a 403(b) annuity contract into another eligible retirement plan which agrees to accept the rollover. The rollover may be a direct rollover or one you do yourself within 60 days after you receive the distribution. To the extent rolled over, a distribution remains tax-deferred.

You may roll over a distribution from a 403(b) annuity contract to any of the following: another 403(b) plan funding vehicle, a qualified plan, a governmental employer 457(b) plan (separate accounting required) or a traditional IRA. A spousal beneficiary may also roll over death benefits as above. A non-spousal death beneficiary may be able to directly roll over death benefits to a new inherited IRA under certain circumstances. An Accumulator(R) IRA contract is not available for purchase by a non-spousal death beneficiary direct rollover.

Distributions from a 403(b) annuity contract can be rolled over to a Roth IRA. Such conversion rollover transactions are taxable. Any taxable portion of the amount rolled over will be taxed at the time of the rollover.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under federal income tax rules. Distributions that you cannot roll over generally include periodic payments for life or for a period of 10 years or more, hardship withdrawals and required minimum distributions under federal income tax rules.

Direct transfers from one 403(b) annuity contract to another (whether under a plan-to-plan transfer or contract exchange under the same 403(b) plan) are not distributions.


REQUIRED MINIMUM DISTRIBUTIONS

The required minimum distribution rules applicable to 403(b) annuity contracts are generally the same as those applicable to traditional IRAs described in the "Tax information" section of the Prospectus with these differences:


WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION.

The minimum distribution rules force 403(b) plan participants to start calculating and taking annual distributions from their 403(b) annuity contracts by a required date. Generally, you must take the first required minimum distribution for the calendar year in which you turn age 70-1/2. You may be able to delay the start of required minimum distributions for all or part of your account balance until after age 70-1/2, as follows:

     o For 403(b) plan participants who have not retired from service with the employer maintaining the 403(b) plan by the calendar year the participant turns age 70-1/2, the required beginning date for minimum distributions is extended to April 1 following the calendar year of retirement.

     o 403(b) plan participants may also delay the start of required minimum distributions to age 75 for the portion of their account value attributable to their December 31, 1986 TSA contract account balance, even if retired at age 70-1/2. We will know whether or not you qualify for this exception because it only applies to individuals who established their Accumulator(R) Rollover TSA contract by direct Revenue Ruling 90-24 transfer prior to September 25, 2007, or by a contract exchange or a plan-to-plan exchange approved under the employer's plan after that date. If you do not give us the amount of your December 31, 1986, account balance that is being transferred to the Accumulator(R) Rollover TSA contract on the form used to establish the TSA contract, you do not qualify.


SPOUSAL CONSENT RULES

Your employer will tell us on the form used to establish the TSA contract whether or not you need to get spousal consent for loans, withdrawals or other distributions. If you do, you will need such consent if you are married when you request a withdrawal under the TSA contract. In addition, unless you elect otherwise with the written consent of your spouse, the retirement benefits payable under the plan must be paid in the form of a qualified joint and survivor annuity. A qualified joint and survivor annuity is payable for the life of the annuitant with a survivor annuity for the life of the spouse in an amount not less than one-half of the amount payable to the annuitant during his or her lifetime. In addition, if you are married, the beneficiary must be your spouse, unless your spouse consents in writing to the designation of another beneficiary.



                          Appendix X: Tax-sheltered annuity contracts (TSAs) J-3


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If you are married and you die before annuity payments have begun, payments will be made to your surviving spouse in the form of a life annuity unless at the time of your death a contrary election was in effect. However, your surviving spouse may elect, before payments begin, to receive payments in any form permitted under the terms of the TSA contract and the plan of the employer who provided the funds for the TSA contract.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a TSA contract before you reach age 59-1/2. This is in addition to any income tax. There are exceptions to the extra penalty tax. Some of the available exceptions to the pre-age 59-1/2 penalty tax include distributions made:

     o    on or after your death; or

     o    because you are disabled (special federal income tax definition); or

     o to pay for certain extraordinary medical expenses (special federal income tax definition); or

     o in any form of payout after you have separated from service (only if the separation occurs during or after the calendar year you reach age
          55); or

     o in a payout in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method (only after you have separated from service at any age).



J-4 Appendix X: Tax-sheltered annuity contracts (TSAs)


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Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                           Page

Who is AXA Equitable?                                                        2
Unit Values                                                                  2

Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT NO. 49

Send this request form to:
 Accumulator(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Please send me an Accumulator(R) SAI for SEPARATE ACCOUNT NO. 49 dated May 1, 2010.



--------------------------------------------------------------------------------

Name



--------------------------------------------------------------------------------

Address



--------------------------------------------------------------------------------
City           State    Zip













                                                      x02993/Core '02/'04 Series

Accumulator(R)
A combination variable and fixed deferred annuity contract


STATEMENT OF ADDITIONAL INFORMATION
MAY 1, 2010


AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectus, dated May 1, 2010. That Prospectus provides detailed information concerning the contracts and the variable investment options, the fixed maturity options and the guaranteed interest option that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of the Prospectus is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.

TABLE OF CONTENTS

Who is AXA Equitable?                                                        2


Unit Values                                                                  2


Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2

Financial Statements                                                         2


             Copyright 2010 AXA Equitable Life Insurance Company.
All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.

                                                   Accumulator(R) '02/'04 Series



                                                                          x02993

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.



UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. We may offer other annuity contracts and certificates which will have their own unit values for the variable investment options. They may be different from the unit values for the Accumulator(R).

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:
                                     ( a )
                                     (---) - c
                                     ( b )
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by the Trusts (as described in the Prospectus), as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)


(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period. These daily charges are at an effective annual rate not to exceed a total of 1.25%. Your contract charges may be less.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


AXA Equitable is the custodian for the shares of the Trusts owned by Separate Account No. 49.


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.



DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC, distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors, as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49, $557,277,070 in 2009, $677,871,467 in 2008 and
$731,920,627 in 2007. Of these amounts, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

The financial statements of Separate Account No. 49 list variable investment options not currently offered under this contract.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009...............  FSA-3
   Statements of Operations for the Year Ended December 31, 2009......... FSA-43
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2009 and 2008.......................................... FSA-60
   Notes to Financial Statements......................................... FSA-90


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008...............    F-2
   Consolidated Statements of (Loss) Earnings, Years Ended December 31,
     2009, 2008 and 2007 ................................................    F-3
   Consolidated Statements of Equity, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-5
   Consolidated Statements of Comprehensive (Loss) Income, Years Ended
     December 31, 2009, 2008 and 2007 ...................................    F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9




                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                                  AIM V.I. MID
                                                               AIM V.I. GLOBAL      CAP CORE      ALL ASSET
                                                              REAL ESTATE FUND*   EQUITY FUND*   ALLOCATION
                                                             ------------------- -------------- ------------
Assets:
Investments in shares of The Trusts, at fair value..........       $11,509            $634         $10,568
Receivable for The Trusts shares sold.......................            --              --              --
Receivable for policy-related transactions..................         9,999              --              --
                                                                   -------            ----         -------
  Total assets..............................................        21,508             634          10,568
                                                                   -------            ----         -------
Liabilities:
Payable for The Trusts shares purchased.....................         9,999              --              --
Payable for policy-related transactions.....................            --              --              58
                                                                   -------            ----         -------
  Total liabilities.........................................         9,999              --              58
                                                                   -------            ----         -------
Net Assets..................................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Net Assets:
Accumulation Units..........................................        11,509             634              --
Retained by AXA Equitable in Separate Account No. 49........            --              --          10,510
                                                                   -------            ----         -------
Total net assets............................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Investments in shares of The Trusts, at cost................       $11,499            $639         $10,372
The Trusts shares held
 Class A....................................................            --              --             632
 Class B....................................................           965              59              --



                                                              AMERICAN CENTURY
                                                                 VP MID CAP      AXA AGGRESSIVE   AXA BALANCED
                                                                 VALUE FUND*       ALLOCATION       STRATEGY
                                                             ------------------ ---------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........        $951         $2,913,764,706   $93,289,241
Receivable for The Trusts shares sold.......................          --                     --            --
Receivable for policy-related transactions..................          --                     --     1,155,022
                                                                    ----         --------------   -----------
  Total assets..............................................         951          2,913,764,706    94,444,263
                                                                    ----         --------------   -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --                 38,485     1,155,022
Payable for policy-related transactions.....................          --                  8,162            --
                                                                    ----         --------------   -----------
  Total liabilities.........................................          --                 46,647     1,155,022
                                                                    ----         --------------   -----------
Net Assets..................................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Net Assets:
Accumulation Units..........................................         951          2,913,660,651    93,170,916
Retained by AXA Equitable in Separate Account No. 49........          --                 57,408       118,325
                                                                    ----         --------------   -----------
Total net assets............................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Investments in shares of The Trusts, at cost................        $962         $3,769,391,278   $92,534,713
The Trusts shares held
 Class A....................................................          --                  3,128           910
 Class B....................................................          78            316,499,642     8,236,873

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              AXA CONSERVATIVE  AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                 ALLOCATION      GROWTH STRATEGY       STRATEGY
                                                             ----------------- ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,893,334,755       $53,902,902        $33,171,379
Receivable for The Trusts shares sold.......................         508,974                --                 --
Receivable for policy-related transactions..................              --           635,584            209,225
                                                              --------------       -----------        -----------
  Total assets..............................................   1,893,843,729        54,538,486         33,380,604
                                                              --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................              --           635,584            209,225
Payable for policy-related transactions.....................         508,974                --                 --
                                                              --------------       -----------        -----------
  Total liabilities.........................................         508,974           635,584            209,225
                                                              --------------       -----------        -----------
Net Assets..................................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Net Assets:
Accumulation Units..........................................   1,893,018,412        53,791,426         33,064,507
Retained by AXA Equitable in Separate Account No. 49........         316,343           111,476            106,872
                                                              --------------       -----------        -----------
Total net assets............................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Investments in shares of The Trusts, at cost................  $1,902,589,011       $53,820,171        $33,470,829
The Trusts shares held
 Class A....................................................              --                --                 --
 Class B....................................................     198,956,472         4,827,471          3,124,763



                                                              AXA CONSERVATIVE-PLUS     AXA GROWTH      AXA MODERATE
                                                                    ALLOCATION           STRATEGY        ALLOCATION
                                                             ----------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........      $1,682,568,824      $196,249,190    $7,164,863,009
Receivable for The Trusts shares sold.......................                  --                --                --
Receivable for policy-related transactions..................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
  Total assets..............................................       1,682,703,211       198,417,947     7,165,145,166
                                                                  --------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................             134,387         2,168,757           282,157
Payable for policy-related transactions.....................                  --                --                --
                                                                  --------------      ------------    --------------
  Total liabilities.........................................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
Net Assets..................................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Net Assets:
Accumulation Units..........................................       1,682,551,495       196,220,464     7,164,814,347
Retained by AXA Equitable in Separate Account No. 49........              17,329            28,726            48,662
                                                                  --------------      ------------    --------------
Total net assets............................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Investments in shares of The Trusts, at cost................      $1,841,195,152      $192,353,996    $8,293,162,579
The Trusts shares held
 Class A....................................................                  --               876             1,847
 Class B....................................................         181,523,536        16,486,615       563,197,227

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                AXA MODERATE    AXA MODERATE-PLUS
                                                              GROWTH STRATEGY       ALLOCATION
                                                             ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........    $214,820,354     $10,483,331,634
Receivable for The Trusts shares sold.......................              --                  --
Receivable for policy-related transactions..................       2,153,473             170,233
                                                                ------------     ---------------
  Total assets..............................................     216,973,827      10,483,501,867
                                                                ------------     ---------------
Liabilities:
Payable for The Trusts shares purchased.....................       2,153,473             123,586
Payable for policy-related transactions.....................              --                  --
                                                                ------------     ---------------
  Total liabilities.........................................       2,153,473             123,586
                                                                ------------     ---------------
Net Assets..................................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Net Assets:
Accumulation Units..........................................     214,806,407      10,483,378,281
Retained by AXA Equitable in Separate Account No. 49........          13,947                  --
                                                                ------------     ---------------
Total net assets............................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Investments in shares of The Trusts, at cost................    $211,691,637     $13,136,872,396
The Trusts shares held
 Class A....................................................              --              34,464
 Class B....................................................      18,180,700       1,080,999,613



                                                                                                                AXA TACTICAL
                                                               AXA TACTICAL     AXA TACTICAL    AXA TACTICAL       MANAGER
                                                              MANAGER 2000 I   MANAGER 400 I   MANAGER 500 I   INTERNATIONAL I
                                                             ---------------- --------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $322,231         $321,523        $503,597        $316,781
Receivable for The Trusts shares sold.......................           --               --              --              --
Receivable for policy-related transactions..................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
  Total assets..............................................      363,278          362,570         676,188         320,979
                                                                 --------         --------        --------        --------
Liabilities:
Payable for The Trusts shares purchased.....................       41,047           41,047         172,591           4,198
Payable for policy-related transactions.....................           --               --              --              --
                                                                 --------         --------        --------        --------
  Total liabilities.........................................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
Net Assets..................................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Net Assets:
Accumulation Units..........................................       78,414           74,985         260,799          80,909
Retained by AXA Equitable in Separate Account No. 49........      243,817          246,538         242,798         235,872
                                                                 --------         --------        --------        --------
Total net assets............................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Investments in shares of The Trusts, at cost................     $288,164         $285,034        $470,712        $291,207
The Trusts shares held
 Class A....................................................       20,015           20,021          20,051          20,119
 Class B....................................................        7,016            6,674          21,700           7,426

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                             BLACKROCK GLOBAL     EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION V.I. FUND*       INTERNATIONAL
                                                         ----------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value......         $643,784            $  703,752,433
Receivable for The Trusts shares sold...................               --                        --
Receivable for policy-related transactions..............          245,001                   537,288
                                                                 --------            --------------
  Total assets..........................................          888,785               704,289,721
                                                                 --------            --------------
Liabilities:
Payable for The Trusts shares purchased.................          244,977                   537,288
Payable for policy-related transactions.................               --                        --
                                                                 --------            --------------
  Total liabilities.....................................          244,977                   537,288
                                                                 --------            --------------
Net Assets..............................................         $643,808            $  703,752,433
                                                                 ========            ==============
Net Assets:
Accumulation Units......................................          643,808               703,686,195
Retained by AXA Equitable in Separate Account No. 49....               --                    66,238
                                                                 --------            --------------
Total net assets........................................         $643,808            $  703,752,433
                                                                 ========            ==============
Investments in shares of The Trusts, at cost............         $646,052            $1,055,806,158
The Trusts shares held
 Class A................................................               --                        --
 Class B................................................           47,972                85,545,160



                                                                                 EQ/AXA FRANKLIN  EQ/BLACKROCK   EQ/BLACKROCK
                                                          EQ/ALLIANCEBERNSTEIN      SMALL CAP      BASIC VALUE   INTERNATIONAL
                                                            SMALL CAP GROWTH       VALUE CORE        EQUITY          VALUE
                                                         ---------------------- ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value......      $342,153,224        $102,007,181    $745,511,467   $743,302,875
Receivable for The Trusts shares sold...................           160,546                  --              --             --
Receivable for policy-related transactions..............                --              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
  Total assets..........................................       342,313,770         102,044,408     746,213,284    743,515,359
                                                              ------------        ------------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.................                --              37,227         701,817        212,484
Payable for policy-related transactions.................           160,546                  --              --             --
                                                              ------------        ------------    ------------   ------------
  Total liabilities.....................................           160,546              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
Net Assets..............................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Net Assets:
Accumulation Units......................................       342,140,976         101,917,016     745,367,482    743,273,902
Retained by AXA Equitable in Separate Account No. 49....            12,248              90,165         143,985         28,973
                                                              ------------        ------------    ------------   ------------
Total net assets........................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Investments in shares of The Trusts, at cost............      $409,076,902        $ 93,492,061    $850,060,095   $934,373,753
The Trusts shares held
 Class A................................................               193                   0             243            713
 Class B................................................        28,792,092          12,374,549      60,438,205     66,859,618

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/BOSTON ADVISORS  EQ/CALVERT SOCIALLY
                                                                EQUITY INCOME         RESPONSIBLE
                                                             ------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $182,135,061         $45,680,783
Receivable for The Trusts shares sold.......................           12,163                  --
Receivable for policy-related transactions..................               --               2,390
                                                                 ------------         -----------
  Total assets..............................................      182,147,224          45,683,173
                                                                 ------------         -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --               2,390
Payable for policy-related transactions.....................           12,163                  --
                                                                 ------------         -----------
  Total liabilities.........................................           12,163               2,390
                                                                 ------------         -----------
Net Assets..................................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Net Assets:
Accumulation Units..........................................      182,082,267          45,654,317
Retained by AXA Equitable in Separate Account No. 49........           52,794              26,466
                                                                 ------------         -----------
Total net assets............................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Investments in shares of The Trusts, at cost................     $209,665,904         $54,987,023
The Trusts shares held
 Class A....................................................                0                  --
 Class B....................................................       39,108,317           7,142,334



                                                                 EQ/CAPITAL         EQ/CAPITAL        EQ/COMMON
                                                              GUARDIAN GROWTH   GUARDIAN RESEARCH    STOCK INDEX
                                                             ----------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $327,490,730      $  882,287,500    $776,122,431
Receivable for The Trusts shares sold.......................         154,946                  --         241,113
Receivable for policy-related transactions..................              --              62,995              --
                                                                ------------      --------------    ------------
  Total assets..............................................     327,645,676         882,350,495     776,363,544
                                                                ------------      --------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              62,995              --
Payable for policy-related transactions.....................         154,946                  --         241,113
                                                                ------------      --------------    ------------
  Total liabilities.........................................         154,946              62,995         241,113
                                                                ------------      --------------    ------------
Net Assets..................................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Net Assets:
Accumulation Units..........................................     327,422,687         882,191,284     776,118,468
Retained by AXA Equitable in Separate Account No. 49........          68,043              96,216           3,963
                                                                ------------      --------------    ------------
Total net assets............................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Investments in shares of The Trusts, at cost................    $373,373,793      $1,069,314,963    $950,789,224
The Trusts shares held
 Class A....................................................              --                  --              --
 Class B....................................................      28,019,485          83,454,855      55,580,600



                                                                  EQ/CORE
                                                                 BOND INDEX
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,014,135,925
Receivable for The Trusts shares sold.......................         270,476
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,014,406,401
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         274,052
                                                              --------------
  Total liabilities.........................................         274,052
                                                              --------------
Net Assets..................................................  $1,014,132,349
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,013,961,707
Retained by AXA Equitable in Separate Account No. 49........         170,642
                                                              --------------
Total net assets............................................  $1,014,132,349
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,137,476,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     107,873,611

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/DAVIS NEW      EQ/EQUITY         EQ/EQUITY
                                                              YORK VENTURE      500 INDEX        GROWTH PLUS
                                                             -------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $339,037,397   $1,151,672,634    $1,316,758,197
Receivable for The Trusts shares sold.......................            --               --           537,063
Receivable for policy-related transactions..................        21,250          263,138                --
                                                              ------------   --------------    --------------
  Total assets..............................................   339,058,647    1,151,935,772     1,317,295,260
                                                              ------------   --------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        21,250          263,138                --
Payable for policy-related transactions.....................            --               --           544,510
                                                              ------------   --------------    --------------
  Total liabilities.........................................        21,250          263,138           544,510
                                                              ------------   --------------    --------------
Net Assets..................................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Net Assets:
Accumulation Units..........................................   338,931,988    1,151,636,766     1,316,634,651
Retained by AXA Equitable in Separate Account No. 49........       105,409           35,868           116,099
                                                              ------------   --------------    --------------
Total net assets............................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Investments in shares of The Trusts, at cost................  $364,246,628   $1,288,188,352    $1,529,572,398
The Trusts shares held
 Class A....................................................           777            1,764                --
 Class B....................................................    38,619,193       59,534,020       101,273,822



                                                              EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                                  OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                             -------------- --------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $295,445,709   $597,049,728       $1,341,357,512
Receivable for The Trusts shares sold.......................            --        177,920                   --
Receivable for policy-related transactions..................       504,123             --              460,522
                                                              ------------   ------------       --------------
  Total assets..............................................   295,949,832    597,227,648        1,341,818,034
                                                              ------------   ------------       --------------
Liabilities:
Payable for The Trusts shares purchased.....................       504,123             --              460,522
Payable for policy-related transactions.....................            --        177,920                   --
                                                              ------------   ------------       --------------
  Total liabilities.........................................       504,123        177,920              460,522
                                                              ------------   ------------       --------------
Net Assets..................................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Net Assets:
Accumulation Units..........................................   295,437,041    596,850,442        1,341,291,506
Retained by AXA Equitable in Separate Account No. 49........         8,668        199,286               66,006
                                                              ------------   ------------       --------------
Total net assets............................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Investments in shares of The Trusts, at cost................  $261,544,791   $682,286,594       $1,526,593,390
The Trusts shares held
 Class A....................................................            --             --               11,291
 Class B....................................................    32,828,916     75,229,153          186,407,574

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO MERGERS   EQ/GAMCO SMALL     EQ/GLOBAL
                                                              AND ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                             ------------------ ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $138,089,880      $620,000,611    $414,232,053
Receivable for The Trusts shares sold.......................          59,855                --              --
Receivable for policy-related transactions..................              --           414,265         170,476
                                                                ------------      ------------    ------------
  Total assets..............................................     138,149,735       620,414,876     414,402,529
                                                                ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --           414,265         170,476
Payable for policy-related transactions.....................          59,855                --              --
                                                                ------------      ------------    ------------
  Total liabilities.........................................          59,855           414,265         170,476
                                                                ------------      ------------    ------------
Net Assets..................................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Net Assets:
Accumulation Units..........................................     137,991,577       619,902,388     414,075,582
Retained by AXA Equitable in Separate Account No. 49........          98,303            98,223         156,471
                                                                ------------      ------------    ------------
Total net assets............................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Investments in shares of The Trusts, at cost................    $137,962,431      $589,173,259    $447,800,225
The Trusts shares held
 Class A....................................................               3               778           1,550
 Class B....................................................      11,839,591        20,972,524      43,016,412



                                                                                    EQ/INTERMEDIATE
                                                                   EQ/GLOBAL          GOVERNMENT     EQ/INTERNATIONAL
                                                              MULTI-SECTOR EQUITY     BOND INDEX        CORE PLUS
                                                             --------------------- ---------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $1,130,853,172      $369,786,670      $769,320,511
Receivable for The Trusts shares sold.......................            475,883                --                --
Receivable for policy-related transactions..................                 --           177,977           352,138
                                                                 --------------      ------------      ------------
  Total assets..............................................      1,131,329,055       369,964,647       769,672,649
                                                                 --------------      ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................                 --           177,977           352,138
Payable for policy-related transactions.....................            475,883                --                --
                                                                 --------------      ------------      ------------
  Total liabilities.........................................            475,883           177,977           352,138
                                                                 --------------      ------------      ------------
Net Assets..................................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Net Assets:
Accumulation Units..........................................      1,130,798,818       369,725,418       769,256,290
Retained by AXA Equitable in Separate Account No. 49........             54,354            61,252            64,221
                                                                 --------------      ------------      ------------
Total net assets............................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Investments in shares of The Trusts, at cost................     $1,394,038,990      $382,050,192      $962,873,130
The Trusts shares held
 Class A....................................................              2,517                --                --
 Class B....................................................         99,976,993        38,765,358        85,878,485

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     EQ/INTERNATIONAL
                                                              EQ/INTERNATIONAL ETF        GROWTH
                                                             ---------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........       $1,984,837          $272,167,868
Receivable for The Trusts shares sold.......................               --               108,598
Receivable for policy-related transactions..................               --                    --
                                                                   ----------          ------------
  Total assets..............................................        1,984,837           272,276,466
                                                                   ----------          ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --                    --
Payable for policy-related transactions.....................               --               108,598
                                                                   ----------          ------------
  Total liabilities.........................................               --               108,598
                                                                   ----------          ------------
Net Assets..................................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Net Assets:
Accumulation Units..........................................               --           272,005,512
Retained by AXA Equitable in Separate Account No. 49........        1,984,837               162,356
                                                                   ----------          ------------
Total net assets............................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Investments in shares of The Trusts, at cost................       $2,689,366          $276,205,311
The Trusts shares held
 Class A....................................................          144,044                19,024
 Class B....................................................          142,445            47,726,225



                                                                  EQ/JPMORGAN       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                              VALUE OPPORTUNITIES     CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                             --------------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........      $258,338,263      $153,789,501   $317,251,600   $252,675,000
Receivable for The Trusts shares sold.......................            52,448            34,682        165,115         17,169
Receivable for policy-related transactions..................                --                --             --             --
                                                                  ------------      ------------   ------------   ------------
  Total assets..............................................       258,390,711       153,824,183    317,416,715    252,692,169
                                                                  ------------      ------------   ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................                --                --             --             --
Payable for policy-related transactions.....................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
  Total liabilities.........................................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
Net Assets..................................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Net Assets:
Accumulation Units..........................................       258,291,594       153,764,497    317,224,176    252,640,719
Retained by AXA Equitable in Separate Account No. 49........            46,669            25,004         27,424         34,281
                                                                  ------------      ------------   ------------   ------------
Total net assets............................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Investments in shares of The Trusts, at cost................      $329,203,727      $184,034,677   $299,417,712   $260,762,326
The Trusts shares held
 Class A....................................................                --                --             --             --
 Class B....................................................        29,255,599        22,339,404     42,603,547     17,316,634

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/LARGE CAP     EQ/LARGE CAP
                                                               VALUE INDEX       VALUE PLUS
                                                             --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $104,203,662    $1,181,149,734
Receivable for The Trusts shares sold.......................            --           272,754
Receivable for policy-related transactions..................        45,372                --
                                                              ------------    --------------
  Total assets..............................................   104,249,034     1,181,422,488
                                                              ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        45,372                --
Payable for policy-related transactions.....................            --           272,754
                                                              ------------    --------------
  Total liabilities.........................................        45,372           272,754
                                                              ------------    --------------
Net Assets..................................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Net Assets:
Accumulation Units..........................................   102,573,267     1,181,002,811
Retained by AXA Equitable in Separate Account No. 49........     1,630,395           146,923
                                                              ------------    --------------
Total net assets............................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Investments in shares of The Trusts, at cost................  $158,917,701    $1,849,646,595
The Trusts shares held
 Class A....................................................        11,779                --
 Class B....................................................    22,418,211       129,457,171



                                                                EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP
                                                              GROWTH AND INCOME   LARGE CAP CORE       INDEX
                                                             ------------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........     $117,430,220      $155,168,017    $652,642,936
Receivable for The Trusts shares sold.......................               --                --              --
Receivable for policy-related transactions..................          172,719            72,751         133,985
                                                                 ------------      ------------    ------------
  Total assets..............................................      117,602,939       155,240,768     652,776,921
                                                                 ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................          172,719            72,751         126,538
Payable for policy-related transactions.....................               --                --              --
                                                                 ------------      ------------    ------------
  Total liabilities.........................................          172,719            72,751         126,538
                                                                 ------------      ------------    ------------
Net Assets..................................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Net Assets:
Accumulation Units..........................................      117,413,287       154,971,458     652,650,383
Retained by AXA Equitable in Separate Account No. 49........           16,933           196,559              --
                                                                 ------------      ------------    ------------
Total net assets............................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Investments in shares of The Trusts, at cost................     $137,010,259      $140,201,814    $919,683,710
The Trusts shares held
 Class A....................................................                0             1,853              --
 Class B....................................................       13,275,269        14,558,109      98,116,402



                                                                 EQ/MID CAP
                                                                 VALUE PLUS
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,102,897,856
Receivable for The Trusts shares sold.......................         659,407
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,103,557,263
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         659,407
                                                              --------------
  Total liabilities.........................................         659,407
                                                              --------------
Net Assets..................................................  $1,102,897,856
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,102,629,801
Retained by AXA Equitable in Separate Account No. 49........         268,055
                                                              --------------
Total net assets............................................  $1,102,897,856
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,479,762,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     134,351,095

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  EQ/MONTAG &
                                                              EQ/MONEY MARKET   CALDWELL GROWTH
                                                             ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $941,674,805      $172,791,858
Receivable for The Trusts shares sold.......................       1,244,195            87,046
Receivable for policy-related transactions..................         207,799                --
                                                                ------------      ------------
  Total assets..............................................     943,126,799       172,878,904
                                                                ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................         207,799                --
Payable for policy-related transactions.....................       1,244,195            87,046
                                                                ------------      ------------
  Total liabilities.........................................       1,451,994            87,046
                                                                ------------      ------------
Net Assets..................................................    $941,674,805      $172,791,858
                                                                ============      ============
Net Assets:
Accumulation Units..........................................     941,616,851       172,783,873
Retained by AXA Equitable in Separate Account No. 49........          57,954             7,985
                                                                ------------      ------------
Total net assets............................................    $941,674,805      $172,791,858
                                                                ============      ============
Investments in shares of The Trusts, at cost................    $941,743,569      $162,808,735
The Trusts shares held
 Class A....................................................         214,590               991
 Class B....................................................     941,430,325        30,375,524



                                                              EQ/MUTUAL LARGE   EQ/OPPENHEIMER   EQ/PIMCO ULTRA     EQ/QUALITY
                                                                 CAP EQUITY         GLOBAL         SHORT BOND       BOND PLUS
                                                             ----------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
Receivable for The Trusts shares sold.......................              --               --                --             --
Receivable for policy-related transactions..................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
  Total assets..............................................     238,563,252      163,079,288     1,416,780,373    558,373,457
                                                                ------------     ------------    --------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................           7,963           19,015         1,525,054         30,294
Payable for policy-related transactions.....................              --               --                --             --
                                                                ------------     ------------    --------------   ------------
  Total liabilities.........................................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
Net Assets..................................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Net Assets:
Accumulation Units..........................................     238,329,995      162,906,515     1,414,970,769    558,181,614
Retained by AXA Equitable in Separate Account No. 49........         225,294          153,758           284,550        161,549
                                                                ------------     ------------    --------------   ------------
Total net assets............................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Investments in shares of The Trusts, at cost................    $295,050,039     $161,787,552    $1,469,899,069   $577,287,083
The Trusts shares held
 Class A....................................................          16,160            8,231            20,536             --
 Class B....................................................      29,762,489       17,687,315       142,829,862     62,192,049

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 EQ/SMALL     EQ/T. ROWE PRICE
                                                              COMPANY INDEX     GROWTH STOCK
                                                             --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $440,147,476      $313,082,416
Receivable for The Trusts shares sold.......................       227,206                --
Receivable for policy-related transactions..................            --           432,186
                                                              ------------      ------------
  Total assets..............................................   440,374,682       313,514,602
                                                              ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................            --           432,186
Payable for policy-related transactions.....................       227,206                --
                                                              ------------      ------------
  Total liabilities.........................................       227,206           432,186
                                                              ------------      ------------
Net Assets..................................................  $440,147,476      $313,082,416
                                                              ============      ============
Net Assets:
Accumulation Units..........................................   440,108,632       313,063,670
Retained by AXA Equitable in Separate Account No. 49........        38,844            18,746
                                                              ------------      ------------
Total net assets............................................  $440,147,476      $313,082,416
                                                              ============      ============
Investments in shares of The Trusts, at cost................  $498,175,299      $319,382,197
The Trusts shares held
 Class A....................................................         1,316             2,151
 Class B....................................................    52,186,408        17,712,656



                                                               EQ/TEMPLETON   EQ/UBS GROWTH   EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                              GLOBAL EQUITY     AND INCOME       COMSTOCK     MID CAP GROWTH
                                                             --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........  $183,702,369     $63,799,068    $219,391,530    $406,455,362
Receivable for The Trusts shares sold.......................            --              --         246,140              --
Receivable for policy-related transactions..................       128,053          49,022              --         431,310
                                                              ------------     -----------    ------------    ------------
  Total assets..............................................   183,830,422      63,848,090     219,637,670     406,886,672
                                                              ------------     -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................       128,053          49,022              --         431,310
Payable for policy-related transactions.....................            --              --         246,140              --
                                                              ------------     -----------    ------------    ------------
  Total liabilities.........................................       128,053          49,022         246,140         431,310
                                                              ------------     -----------    ------------    ------------
Net Assets..................................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Net Assets:
Accumulation Units..........................................   183,695,897      63,781,316     219,382,745     406,416,120
Retained by AXA Equitable in Separate Account No. 49........         6,472          17,752           8,785          39,242
                                                              ------------     -----------    ------------    ------------
Total net assets............................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Investments in shares of The Trusts, at cost................  $221,826,485     $68,953,515    $262,937,360    $398,825,987
The Trusts shares held
 Class A....................................................           311              --             224           1,783
 Class B....................................................    22,647,394      12,034,601      26,141,858      31,286,746

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                                CONTRAFUND         MID CAP           STRATEGIC
                                                                PORTFOLIO*        PORTFOLIO*     INCOME PORTFOLIO*
                                                             ---------------- ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........      $17,561          $ 5,881            $23,071
Receivable for The Trusts shares sold.......................           --               --                  1
Receivable for policy-related transactions..................       17,563            5,881                  1
                                                                  -------          -------            -------
  Total assets..............................................       35,124           11,762             23,073
                                                                  -------          -------            -------
Liabilities:
Payable for The Trusts shares purchased.....................       17,561            5,881                 --
Payable for policy-related transactions.....................           --               --                 --
                                                                  -------          -------            -------
  Total liabilities.........................................       17,561            5,881                 --
                                                                  -------          -------            -------
Net Assets..................................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Net Assets:
Accumulation Units..........................................       17,563            5,881             23,073
Retained by AXA Equitable in Separate Account No. 49........           --               --                 --
                                                                  -------          -------            -------
Total net assets............................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Investments in shares of The Trusts, at cost................      $17,561          $ 5,881            $23,050
The Trusts shares held
 Class A....................................................           --               --                 --
 Class B....................................................          866              234              2,077



                                                               FRANKLIN STRATEGIC   GOLDMAN SACHS   IVY FUNDS VIP
                                                                     INCOME          VIT MID CAP       DIVIDEND
                                                                SECURITIES FUND*     VALUE FUND*    OPPORTUNITIES*
                                                              -------------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........         $46,336            $2,505         $13,417
Receivable for The Trusts shares sold.......................              --                --              --
Receivable for policy-related transactions..................          10,924             1,875          10,001
                                                                     -------            ------         -------
  Total assets..............................................          57,260             4,380          23,418
                                                                     -------            ------         -------
Liabilities:
Payable for The Trusts shares purchased.....................          10,921             1,875           9,999
Payable for policy-related transactions.....................              --                --              --
                                                                     -------            ------         -------
  Total liabilities.........................................          10,921             1,875           9,999
                                                                     -------            ------         -------
Net Assets..................................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Net Assets:
Accumulation Units..........................................          46,339             2,505          13,419
Retained by AXA Equitable in Separate Account No. 49........              --                --              --
                                                                     -------            ------         -------
Total net assets............................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Investments in shares of The Trusts, at cost................         $46,278            $2,514         $13,452
The Trusts shares held
 Class A....................................................              --                --              --
 Class B....................................................           3,845               220           2,250

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               IVY FUNDS VIP
                                                              IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                                 ENERGY*        RESOURCES*      HIGH INCOME*
                                                             --------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........       $471          $ 73,203         $25,055
Receivable for The Trusts shares sold.......................         --                --              --
Receivable for policy-related transactions..................         --            28,751           3,362
                                                                   ----          --------         -------
  Total assets..............................................        471           101,954          28,417
                                                                   ----          --------         -------
Liabilities:
Payable for The Trusts shares purchased.....................         --            28,747           3,360
Payable for policy-related transactions.....................         --                --              --
                                                                   ----          --------         -------
  Total liabilities.........................................         --            28,747           3,360
                                                                   ----          --------         -------
Net Assets..................................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Net Assets:
Accumulation Units..........................................        471            73,207          25,057
Retained by AXA Equitable in Separate Account No. 49........         --                --              --
                                                                   ----          --------         -------
Total net assets............................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Investments in shares of The Trusts, at cost................       $479          $ 73,573         $24,948
The Trusts shares held
 Class A....................................................         --                --              --
 Class B....................................................         90            12,736           7,593



                                                                                IVY FUNDS VIP   IVY FUNDS VIP
                                                               IVY FUNDS VIP     SCIENCE AND      SMALL CAP
                                                              MID CAP GROWTH*    TECHNOLOGY*       GROWTH*
                                                             ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........      $20,630           $1,984          $3,280
Receivable for The Trusts shares sold.......................           --               --              --
Receivable for policy-related transactions..................       20,001               --           2,520
                                                                  -------           ------          ------
  Total assets..............................................       40,631            1,984           5,800
                                                                  -------           ------          ------
Liabilities:
Payable for The Trusts shares purchased.....................       19,999               --           2,520
Payable for policy-related transactions.....................           --               --              --
                                                                  -------           ------          ------
  Total liabilities.........................................       19,999               --           2,520
                                                                  -------           ------          ------
Net Assets..................................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Net Assets:
Accumulation Units..........................................       20,632            1,984           3,280
Retained by AXA Equitable in Separate Account No. 49........           --               --              --
                                                                  -------           ------          ------
Total net assets............................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Investments in shares of The Trusts, at cost................      $20,638           $1,979          $3,288
The Trusts shares held
 Class A....................................................           --               --              --
 Class B....................................................        3,122              130             401

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              LAZARD RETIREMENT
                                                               EMERGING MARKETS   MFS(R) INTERNATIONAL
                                                              EQUITY PORTFOLIO*     VALUE PORTFOLIO*
                                                             ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value..........       $22,520               $2,520
Receivable for The Trusts shares sold.......................            --                   --
Receivable for policy-related transactions..................        22,522                2,520
                                                                   -------               ------
  Total assets..............................................        45,042                5,040
                                                                   -------               ------
Liabilities:
Payable for The Trusts shares purchased.....................        22,520                2,520
Payable for policy-related transactions.....................            --                   --
                                                                   -------               ------
  Total liabilities.........................................        22,520                2,520
                                                                   -------               ------
Net Assets..................................................       $22,522               $2,520
                                                                   =======               ======
Net Assets:
Accumulation Units..........................................        22,522                2,520
Retained by AXA Equitable in Separate Account No. 49........            --                   --
                                                                   -------               ------
Total net assets............................................       $22,522               $2,520
                                                                   =======               ======
Investments in shares of The Trusts, at cost................       $22,520               $2,520
The Trusts shares held
 Class A....................................................            --                   --
 Class B....................................................         1,171                  175



                                                                                                     MULTIMANAGER   MULTIMANAGER
                                                                 MULTIMANAGER       MULTIMANAGER    INTERNATIONAL     LARGE CAP
                                                              AGGRESSIVE EQUITY      CORE BOND          EQUITY       CORE EQUITY
                                                             ------------------- ----------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........     $338,113,909     $1,038,133,642    $457,906,636    $132,963,324
Receivable for The Trusts shares sold.......................           81,293                 --              --              --
Receivable for policy-related transactions..................               --             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
  Total assets..............................................      338,195,202      1,038,214,041     457,984,010     133,150,665
                                                                 ------------     --------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --             80,399          77,374         187,341
Payable for policy-related transactions.....................           86,599                 --              --              --
                                                                 ------------     --------------    ------------    ------------
  Total liabilities.........................................           86,599             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
Net Assets..................................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Net Assets:
Accumulation Units..........................................      337,967,959      1,038,055,939     457,904,925     132,944,046
Retained by AXA Equitable in Separate Account No. 49........          140,644             77,703           1,711          19,278
                                                                 ------------     --------------    ------------    ------------
Total net assets............................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Investments in shares of The Trusts, at cost................     $363,827,073     $1,023,652,665    $575,492,385    $146,238,713
The Trusts shares held
 Class A....................................................               --                 --              --              --
 Class B....................................................       14,726,941        100,776,894      43,174,880      14,543,079

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                              LARGE CAP GROWTH   LARGE CAP VALUE   MID CAP GROWTH
                                                             ------------------ ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $211,942,954       $386,803,234     $297,525,830
Receivable for The Trusts shares sold.......................         209,773            120,052          191,845
Receivable for policy-related transactions..................              --                 --               --
                                                                ------------       ------------     ------------
  Total assets..............................................     212,152,727        386,923,286      297,717,675
                                                                ------------       ------------     ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --                 --               --
Payable for policy-related transactions.....................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
  Total liabilities.........................................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
Net Assets..................................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Net Assets:
Accumulation Units..........................................     211,938,143        386,794,503      297,479,995
Retained by AXA Equitable in Separate Account No. 49........           4,811              8,731           45,835
                                                                ------------       ------------     ------------
Total net assets............................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Investments in shares of The Trusts, at cost................    $261,123,107       $483,726,748     $348,551,858
The Trusts shares held
 Class A....................................................              --                 --               --
 Class B....................................................      29,438,062         44,360,958       41,999,456



                                                                MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                               MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                              --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........   $341,759,757       $578,486,196       $199,961,211
Receivable for The Trusts shares sold.......................         82,797                 --            413,241
Receivable for policy-related transactions..................             --            715,754                 --
                                                               ------------       ------------       ------------
  Total assets..............................................    341,842,554        579,201,950        200,374,452
                                                               ------------       ------------       ------------
Liabilities:
Payable for The Trusts shares purchased.....................             --            710,449                 --
Payable for policy-related transactions.....................         82,797                 --            413,241
                                                               ------------       ------------       ------------
  Total liabilities.........................................         82,797            710,449            413,241
                                                               ------------       ------------       ------------
Net Assets..................................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Net Assets:
Accumulation Units..........................................    341,723,612        578,491,501        199,903,994
Retained by AXA Equitable in Separate Account No. 49........         36,145                 --             57,217
                                                               ------------       ------------       ------------
Total net assets............................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Investments in shares of The Trusts, at cost................   $368,039,986       $756,202,010       $226,475,933
The Trusts shares held
 Class A....................................................             --                 --                 --
 Class B....................................................     42,948,688        155,392,819         28,915,433

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER    MULTIMANAGER
                                                              SMALL CAP VALUE    TECHNOLOGY
                                                             ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $418,768,089    $365,032,119
Receivable for The Trusts shares sold.......................         341,963         294,289
Receivable for policy-related transactions..................              --              --
                                                                ------------    ------------
  Total assets..............................................     419,110,052     365,326,408
                                                                ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              --
Payable for policy-related transactions.....................         338,387         294,289
                                                                ------------    ------------
  Total liabilities.........................................         338,387         294,289
                                                                ------------    ------------
Net Assets..................................................    $418,771,665    $365,032,119
                                                                ============    ============
Net Assets:
Accumulation Units..........................................     418,771,665     364,954,875
Retained by AXA Equitable in Separate Account No. 49........              --          77,244
                                                                ------------    ------------
Total net assets............................................    $418,771,665    $365,032,119
                                                                ============    ============
Investments in shares of The Trusts, at cost................    $607,263,553    $337,208,819
The Trusts shares held
 Class A....................................................               8              --
 Class B....................................................      48,234,742      33,543,787



                                                               PIMCO VARIABLE       PIMCO VARIABLE     PIMCO VARIABLE
                                                               INSURANCE TRUST     INSURANCE TRUST     INSURANCE TRUST
                                                              EMERGING MARKETS       REAL RETURN        TOTAL RETURN    PROFUND
                                                               BOND PORTFOLIO*   STRATEGY PORTFOLIO*     PORTFOLIO*     VP BEAR*
                                                             ------------------ --------------------- ---------------- ---------
Assets:
Investments in shares of The Trusts, at fair value..........      $ 95,938             $ 70,961           $ 78,127      $11,110
Receivable for The Trusts shares sold.......................            --                   --                 --           --
Receivable for policy-related transactions..................        22,501               33,751             30,001        4,201
                                                                  --------             --------           --------      -------
  Total assets..............................................       118,439              104,712            108,128       15,311
                                                                  --------             --------           --------      -------
Liabilities:
Payable for The Trusts shares purchased.....................        22,497               33,747             29,997        4,201
Payable for policy-related transactions.....................            --                   --                 --           --
                                                                  --------             --------           --------      -------
  Total liabilities.........................................        22,497               33,747             29,997        4,201
                                                                  --------             --------           --------      -------
Net Assets..................................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Net Assets:
Accumulation Units..........................................        95,942               70,965             78,131       11,110
Retained by AXA Equitable in Separate Account No. 49........            --                   --                 --           --
                                                                  --------             --------           --------      -------
Total net assets............................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Investments in shares of The Trusts, at cost................      $ 96,100             $ 70,982           $ 78,173      $11,045
The Trusts shares held
 Class A....................................................            --                   --                 --           --
 Class B....................................................         7,566                5,704              7,221          448

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                PROFUND VP     TARGET 2035   TARGET 2045
                                                              BIOTECHNOLOGY*    ALLOCATION    ALLOCATION
                                                             ---------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........      $3,604       $  917,932    $  893,207
Receivable for The Trusts shares sold.......................          --               --            --
Receivable for policy-related transactions..................          --               --            --
                                                                  ------       ----------    ----------
  Total assets..............................................       3,604          917,932       893,207
                                                                  ------       ----------    ----------
Liabilities:
Payable for The Trusts shares purchased.....................          --               --            --
Payable for policy-related transactions.....................          --               --            --
                                                                  ------       ----------    ----------
  Total liabilities.........................................          --               --            --
                                                                  ------       ----------    ----------
Net Assets..................................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Net Assets:
Accumulation Units..........................................       3,604               --            --
Retained by AXA Equitable in Separate Account No. 49........          --          917,932       893,207
                                                                  ------       ----------    ----------
Total net assets............................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Investments in shares of The Trusts, at cost................      $3,639       $1,129,510    $1,148,835
The Trusts shares held
 Class A....................................................          --           57,811        58,878
 Class B....................................................         166           57,315        58,377


                                                                   TEMPLETON
                                                              DEVELOPING MARKETS      TEMPLETON GOLBAL     VAN ECK WORLDWIDE
                                                               SECURITIES FUND*    BOND SECURITIES FUND*   HARD ASSETS FUND*
                                                             -------------------- ----------------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........        $28,111               $26,733               $ 9,797
Receivable for The Trusts shares sold.......................             --                    --                    --
Receivable for policy-related transactions..................          3,751                 3,362                    --
                                                                    -------               -------               -------
  Total assets..............................................         31,862                30,095                 9,797
                                                                    -------               -------               -------
Liabilities:
Payable for The Trusts shares purchased.....................          3,749                 3,360                    --
Payable for policy-related transactions.....................             --                    --                    --
                                                                    -------               -------               -------
  Total liabilities.........................................          3,749                 3,360                    --
                                                                    -------               -------               -------
Net Assets..................................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Net Assets:
Accumulation Units..........................................         28,113                26,735                 9,797
Retained by AXA Equitable in Separate Account No. 49........             --                    --                    --
                                                                    -------               -------               -------
Total net assets............................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Investments in shares of The Trusts, at cost................        $27,937               $26,688               $10,004
The Trusts shares held
 Class A....................................................             --                    --                    --
 Class B....................................................          2,874                 1,543                   340

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009



                                                                                           Units
                                                  Contract                              Outstanding
                                                   charges   Share Class   Unit Value     (000s)
                                                 ---------- ------------- ------------ ------------
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.30%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.55%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.65%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.70%       B          $ 10.22            1

AIM V.I. MID CAP CORE EQUITY FUND.............       1.30%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.55%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.65%       B          $ 10.38           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.70%       B          $ 10.38           --

ALL ASSET ALLOCATION..........................       1.30%       A          $ 10.18           --
ALL ASSET ALLOCATION..........................       1.55%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.65%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.70%       A          $ 10.17           --

AMERICAN CENTURY VP MID CAP VALUE FUND........       1.30%       B          $ 10.51           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.55%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.65%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.70%       B          $ 10.50           --

AXA AGGRESSIVE ALLOCATION.....................       1.30%       A          $ 10.23            3
AXA AGGRESSIVE ALLOCATION.....................       1.55%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.65%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.70%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       0.50%       B          $ 10.92           --
AXA AGGRESSIVE ALLOCATION.....................       0.95%       B          $ 10.63          118
AXA AGGRESSIVE ALLOCATION.....................       1.15%       B          $ 10.51          665
AXA AGGRESSIVE ALLOCATION.....................       1.20%       B          $ 10.48        3,887
AXA AGGRESSIVE ALLOCATION.....................       1.25%       B          $ 11.59       22,033
AXA AGGRESSIVE ALLOCATION.....................       1.30%       B          $ 10.99       58,442
AXA AGGRESSIVE ALLOCATION.....................       1.35%       B          $ 10.38        1,542
AXA AGGRESSIVE ALLOCATION.....................       1.40%       B          $ 10.35        4,748
AXA AGGRESSIVE ALLOCATION.....................       1.50%       B          $ 11.40       22,438
AXA AGGRESSIVE ALLOCATION.....................       1.55%       B          $ 10.26       47,988
AXA AGGRESSIVE ALLOCATION.....................       1.60%       B          $ 10.23        2,633
AXA AGGRESSIVE ALLOCATION.....................       1.65%       B          $ 11.29       91,369
AXA AGGRESSIVE ALLOCATION.....................       1.70%       B          $ 11.26        8,367
AXA AGGRESSIVE ALLOCATION.....................       1.80%       B          $ 10.11            3
AXA AGGRESSIVE ALLOCATION.....................       1.90%       B          $ 10.05           49

AXA BALANCED STRATEGY.........................       1.30%       B          $ 10.09            7
AXA BALANCED STRATEGY.........................       1.30%       B          $ 11.27        4,766
AXA BALANCED STRATEGY.........................       1.55%       B          $ 10.09           22
AXA BALANCED STRATEGY.........................       1.55%       B          $ 11.25        1,803
AXA BALANCED STRATEGY.........................       1.65%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.65%       B          $ 11.25        1,625
AXA BALANCED STRATEGY.........................       1.70%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.70%       B          $ 11.24           52

AXA CONSERVATIVE ALLOCATION...................       0.50%       B          $ 11.40           --
AXA CONSERVATIVE ALLOCATION...................       0.95%       B          $ 11.10           --
AXA CONSERVATIVE ALLOCATION...................       1.15%       B          $ 10.97          431
AXA CONSERVATIVE ALLOCATION...................       1.20%       B          $ 10.93        4,898
AXA CONSERVATIVE ALLOCATION...................       1.25%       B          $ 11.43       13,575
AXA CONSERVATIVE ALLOCATION...................       1.30%       B          $ 11.39       27,962
AXA CONSERVATIVE ALLOCATION...................       1.35%       B          $ 10.84        2,398
AXA CONSERVATIVE ALLOCATION...................       1.40%       B          $ 10.80        7,709
AXA CONSERVATIVE ALLOCATION...................       1.50%       B          $ 11.25       19,693
AXA CONSERVATIVE ALLOCATION...................       1.55%       B          $ 10.71       25,907
AXA CONSERVATIVE ALLOCATION...................       1.60%       B          $ 10.67        3,583
AXA CONSERVATIVE ALLOCATION...................       1.65%       B          $ 11.14       56,858
AXA CONSERVATIVE ALLOCATION...................       1.70%       B          $ 11.11        7,276

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
AXA CONSERVATIVE ALLOCATION.............       1.80%       B          $ 10.55            12
AXA CONSERVATIVE ALLOCATION.............       1.90%       B          $ 10.48             5

AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 10.06            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 11.14         2,471
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 11.13         1,192
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 11.12         1,085
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 10.05            12
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 11.12            73

AXA CONSERVATIVE STRATEGY...............       1.30%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.30%       B          $ 10.65         1,386
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $ 10.63           457
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $  9.98             3
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $ 10.63         1,112
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $ 10.62           151

AXA CONSERVATIVE-PLUS ALLOCATION........       0.50%       B          $ 11.16            --
AXA CONSERVATIVE-PLUS ALLOCATION........       0.95%       B          $ 10.86            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.15%       B          $ 10.73           460
AXA CONSERVATIVE-PLUS ALLOCATION........       1.20%       B          $ 10.70         3,293
AXA CONSERVATIVE-PLUS ALLOCATION........       1.25%       B          $ 11.37        16,395
AXA CONSERVATIVE-PLUS ALLOCATION........       1.30%       B          $ 11.34        27,256
AXA CONSERVATIVE-PLUS ALLOCATION........       1.35%       B          $ 10.61         1,190
AXA CONSERVATIVE-PLUS ALLOCATION........       1.40%       B          $ 10.57         5,065
AXA CONSERVATIVE-PLUS ALLOCATION........       1.50%       B          $ 11.19        21,464
AXA CONSERVATIVE-PLUS ALLOCATION........       1.55%       B          $ 10.48        20,920
AXA CONSERVATIVE-PLUS ALLOCATION........       1.60%       B          $ 10.45         2,907
AXA CONSERVATIVE-PLUS ALLOCATION........       1.65%       B          $ 11.08        48,383
AXA CONSERVATIVE-PLUS ALLOCATION........       1.70%       B          $ 11.05         4,925
AXA CONSERVATIVE-PLUS ALLOCATION........       1.80%       B          $ 10.32            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.90%       B          $ 10.26            22

AXA GROWTH STRATEGY.....................       1.30%       B          $ 10.16             4
AXA GROWTH STRATEGY.....................       1.30%       B          $ 11.76         9,085
AXA GROWTH STRATEGY.....................       1.55%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.55%       B          $ 11.74         3,580
AXA GROWTH STRATEGY.....................       1.65%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.65%       B          $ 11.74         3,815
AXA GROWTH STRATEGY.....................       1.70%       B          $ 10.16             6
AXA GROWTH STRATEGY.....................       1.70%       B          $ 11.73           200

AXA MODERATE ALLOCATION.................       1.30%       A          $ 10.10             2
AXA MODERATE ALLOCATION.................       1.55%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.65%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.70%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       0.50%       B          $ 55.12            --
AXA MODERATE ALLOCATION.................       0.95%       B          $ 49.45             3
AXA MODERATE ALLOCATION.................       1.15%       B          $ 47.11           450
AXA MODERATE ALLOCATION.................       1.20%       B          $ 46.54         4,129
AXA MODERATE ALLOCATION.................       1.25%       B          $ 11.52        66,947
AXA MODERATE ALLOCATION.................       1.30%       B          $ 11.42       127,613
AXA MODERATE ALLOCATION.................       1.35%       B          $ 44.88         1,234
AXA MODERATE ALLOCATION.................       1.40%       B          $ 44.34         7,003
AXA MODERATE ALLOCATION.................       1.50%       B          $ 11.34        83,661

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
AXA MODERATE ALLOCATION.....................       1.55%       B          $ 42.75        23,023
AXA MODERATE ALLOCATION.....................       1.60%       B          $ 42.24         3,090
AXA MODERATE ALLOCATION.....................       1.65%       B          $ 11.23       187,530
AXA MODERATE ALLOCATION.....................       1.70%       B          $ 41.22         4,527
AXA MODERATE ALLOCATION.....................       1.80%       B          $ 40.23            33
AXA MODERATE ALLOCATION.....................       1.90%       B          $ 39.26             3

AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 10.13           175
AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 11.73         9,521
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 10.12           119
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 11.71         4,999
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 10.12            39
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 11.70         3,014
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 10.12            --
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 11.70           504

AXA MODERATE-PLUS ALLOCATION................       1.30%       A          $ 10.17            32
AXA MODERATE-PLUS ALLOCATION................       1.55%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       1.65%       A          $ 10.16             1
AXA MODERATE-PLUS ALLOCATION................       1.70%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       0.50%       B          $ 11.30            --
AXA MODERATE-PLUS ALLOCATION................       0.95%       B          $ 11.00             7
AXA MODERATE-PLUS ALLOCATION................       1.15%       B          $ 10.87         2,184
AXA MODERATE-PLUS ALLOCATION................       1.20%       B          $ 10.84        11,520
AXA MODERATE-PLUS ALLOCATION................       1.25%       B          $ 11.96        92,197
AXA MODERATE-PLUS ALLOCATION................       1.30%       B          $ 11.92       175,685
AXA MODERATE-PLUS ALLOCATION................       1.35%       B          $ 10.74         5,278
AXA MODERATE-PLUS ALLOCATION................       1.40%       B          $ 10.71        18,681
AXA MODERATE-PLUS ALLOCATION................       1.50%       B          $ 11.77       100,690
AXA MODERATE-PLUS ALLOCATION................       1.55%       B          $ 10.61       147,651
AXA MODERATE-PLUS ALLOCATION................       1.60%       B          $ 10.58         8,360
AXA MODERATE-PLUS ALLOCATION................       1.65%       B          $ 11.66       319,013
AXA MODERATE-PLUS ALLOCATION................       1.70%       B          $ 11.62        27,631
AXA MODERATE-PLUS ALLOCATION................       1.80%       B          $ 10.46            47
AXA MODERATE-PLUS ALLOCATION................       1.90%       B          $ 10.39             1

AXA TACTICAL MANAGER 2000 I.................       1.30%       B          $ 10.75             7
AXA TACTICAL MANAGER 2000 I.................       1.55%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.65%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.70%       B          $ 10.74            --

AXA TACTICAL MANAGER 400 I..................       1.30%       B          $ 10.45             7
AXA TACTICAL MANAGER 400 I..................       1.55%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.65%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.70%       B          $ 10.44            --

AXA TACTICAL MANAGER 500 I..................       1.30%       B          $ 10.23            25
AXA TACTICAL MANAGER 500 I..................       1.55%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.65%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.70%       B          $ 10.23            --

AXA TACTICAL MANAGER INTERNATIONAL I........       1.30%       B          $ 10.00             8
AXA TACTICAL MANAGER INTERNATIONAL I........       1.55%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.65%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.70%       B          $  9.99            --

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.30%       B          $ 10.13           60
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.55%       B          $ 10.13            1
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.65%       B          $ 10.13           --
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.70%       B          $ 10.13            2

EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       A          $  9.99           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.50%       B          $ 14.05           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.95%       B          $ 13.14            1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.20%       B          $ 12.66        3,842
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.25%       B          $ 12.23        7,341
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       B          $ 12.14        7,762
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.35%       B          $ 12.38        1,319
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.40%       B          $ 12.28        5,893
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.50%       B          $ 12.04        9,665
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       B          $ 12.01        6,599
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.60%       B          $ 11.92        2,139
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       B          $ 11.92       11,782
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       B          $ 11.74        1,714
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.80%       B          $ 11.57           48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.90%       B          $ 11.40            6

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       A          $ 10.73           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.50%       B          $ 17.04           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.95%       B          $ 16.09           12
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.20%       B          $ 15.58        2,049
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.25%       B          $ 12.12        3,041
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       B          $ 12.04        2,475
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.35%       B          $ 15.28        1,789
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.40%       B          $ 15.19        3,238
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.50%       B          $ 11.93        4,681
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       B          $ 14.90        2,587
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.60%       B          $ 14.80        1,585
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       B          $ 11.81        3,707
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       B          $ 14.61          346
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.80%       B          $ 14.42            7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.90%       B          $ 14.24            2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.50%       B          $  8.34           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.95%       B          $  8.21           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.20%       B          $  8.15          341
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.25%       B          $  8.13          710
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       B          $  8.12        3,612
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.35%       B          $  8.11           99
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.40%       B          $  8.09          384
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.50%       B          $  8.06          668
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       B          $  8.05        2,073
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.60%       B          $  8.04          145

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.65%       B          $  8.02        4,217
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.70%       B          $  8.01          380
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.80%       B          $  7.98           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.90%       B          $  7.96           --

EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.50%       B          $ 21.64           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.95%       B          $ 20.43           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.20%       B          $ 19.79        3,557
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.25%       B          $ 11.67        7,160
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       B          $ 11.59        7,088
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.35%       B          $ 19.41        1,562
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.40%       B          $ 19.29        5,417
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.50%       B          $ 11.48       10,304
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       B          $ 18.92        4,776
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.60%       B          $ 18.80        2,050
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       B          $ 11.37        9,718
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       B          $ 18.56          880
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.80%       B          $ 18.32           19
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.90%       B          $ 18.09            3

EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       A          $  9.92            1
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.50%       B          $ 20.05           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.95%       B          $ 18.93           17
EQ/BLACKROCK INTERNATIONAL VALUE............       1.20%       B          $ 18.33        3,102
EQ/BLACKROCK INTERNATIONAL VALUE............       1.25%       B          $ 14.28        5,740
EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       B          $ 14.19        4,627
EQ/BLACKROCK INTERNATIONAL VALUE............       1.35%       B          $ 17.99        3,639
EQ/BLACKROCK INTERNATIONAL VALUE............       1.40%       B          $ 17.87        4,006
EQ/BLACKROCK INTERNATIONAL VALUE............       1.50%       B          $ 14.05        8,129
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       B          $ 17.53        5,490
EQ/BLACKROCK INTERNATIONAL VALUE............       1.60%       B          $ 17.42        2,216
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       B          $ 13.92        9,672
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       B          $ 17.19          984
EQ/BLACKROCK INTERNATIONAL VALUE............       1.80%       B          $ 16.97           39
EQ/BLACKROCK INTERNATIONAL VALUE............       1.90%       B          $ 16.76            7

EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.70%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.50%       B          $  5.60           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.95%       B          $  5.33            1
EQ/BOSTON ADVISORS EQUITY INCOME............       1.20%       B          $  5.18        1,513
EQ/BOSTON ADVISORS EQUITY INCOME............       1.25%       B          $  5.15        4,976
EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       B          $  2.09       12,019
EQ/BOSTON ADVISORS EQUITY INCOME............       1.35%       B          $  5.10          352
EQ/BOSTON ADVISORS EQUITY INCOME............       1.40%       B          $  5.07        2,152
EQ/BOSTON ADVISORS EQUITY INCOME............       1.50%       B          $  5.01        8,195
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       B          $  4.98        5,308
EQ/BOSTON ADVISORS EQUITY INCOME............       1.60%       B          $  4.95          481
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       B          $  4.93        7,687

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%       B          $  4.90          611
EQ/BOSTON ADVISORS EQUITY INCOME........       1.80%       B          $  4.84            1
EQ/BOSTON ADVISORS EQUITY INCOME........       1.90%       B          $  4.79           24

EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.50%       B          $  7.63           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.95%       B          $  7.28           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.20%       B          $  7.09          416
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.25%       B          $  9.28          771
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.30%       B          $  9.23          723
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.35%       B          $  6.98          113
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.40%       B          $  6.94          612
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.50%       B          $  9.13          829
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.55%       B          $  6.83          641
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.60%       B          $  6.80          187
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.65%       B          $  9.04          976
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.70%       B          $  6.72          265
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.80%       B          $  6.65            1
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.90%       B          $  6.58           --

EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.50%       B          $ 11.77           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.95%       B          $ 11.11            2
EQ/CAPITAL GUARDIAN GROWTH..............       1.20%       B          $ 10.76        1,557
EQ/CAPITAL GUARDIAN GROWTH..............       1.25%       B          $  9.66        3,404
EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       B          $  9.59        3,953
EQ/CAPITAL GUARDIAN GROWTH..............       1.35%       B          $ 10.56        3,755
EQ/CAPITAL GUARDIAN GROWTH..............       1.40%       B          $ 10.49        1,782
EQ/CAPITAL GUARDIAN GROWTH..............       1.50%       B          $  9.50        2,537
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       B          $ 10.29        2,912
EQ/CAPITAL GUARDIAN GROWTH..............       1.60%       B          $ 10.22        1,536
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       B          $  9.41       10,253
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       B          $ 10.09        1,490
EQ/CAPITAL GUARDIAN GROWTH..............       1.80%       B          $  9.96           10
EQ/CAPITAL GUARDIAN GROWTH..............       1.90%       B          $  9.84            8

EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       A          $ 10.42           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.50%       B          $ 11.09           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.95%       B          $ 10.57           52
EQ/CAPITAL GUARDIAN RESEARCH............       1.20%       B          $ 10.29       11,050
EQ/CAPITAL GUARDIAN RESEARCH............       1.25%       B          $ 10.58       10,220
EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       B          $ 10.52        3,080
EQ/CAPITAL GUARDIAN RESEARCH............       1.35%       B          $ 10.12        7,935
EQ/CAPITAL GUARDIAN RESEARCH............       1.40%       B          $ 10.06       12,046
EQ/CAPITAL GUARDIAN RESEARCH............       1.50%       B          $ 10.41        8,530
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       B          $  9.90        5,543
EQ/CAPITAL GUARDIAN RESEARCH............       1.60%       B          $  9.85       11,353
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       B          $ 10.31       14,379
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       B          $  9.74        2,196
EQ/CAPITAL GUARDIAN RESEARCH............       1.80%       B          $  9.64           77
EQ/CAPITAL GUARDIAN RESEARCH............       1.90%       B          $  9.53           11

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/COMMON STOCK INDEX............       1.30%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.55%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.65%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.70%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       0.50%       B          $ 256.03           --
EQ/COMMON STOCK INDEX............       0.95%       B          $ 219.55            1
EQ/COMMON STOCK INDEX............       1.20%       B          $ 201.51          301
EQ/COMMON STOCK INDEX............       1.25%       B          $   9.97        9,230
EQ/COMMON STOCK INDEX............       1.30%       B          $   9.79        6,300
EQ/COMMON STOCK INDEX............       1.35%       B          $ 191.39          486
EQ/COMMON STOCK INDEX............       1.40%       B          $ 188.13          462
EQ/COMMON STOCK INDEX............       1.50%       B          $   9.81       15,628
EQ/COMMON STOCK INDEX............       1.55%       B          $ 178.67          502
EQ/COMMON STOCK INDEX............       1.60%       B          $ 175.62          270
EQ/COMMON STOCK INDEX............       1.65%       B          $   9.72        8,285
EQ/COMMON STOCK INDEX............       1.70%       B          $ 169.68           60
EQ/COMMON STOCK INDEX............       1.80%       B          $ 163.92            2
EQ/COMMON STOCK INDEX............       1.90%       B          $ 158.35            1

EQ/CORE BOND INDEX...............       0.50%       B          $  14.70           --
EQ/CORE BOND INDEX...............       0.95%       B          $  13.92           11
EQ/CORE BOND INDEX...............       1.20%       B          $  13.51        7,161
EQ/CORE BOND INDEX...............       1.25%       B          $  10.11       11,826
EQ/CORE BOND INDEX...............       1.30%       B          $   9.92           32
EQ/CORE BOND INDEX...............       1.30%       B          $  10.05        9,215
EQ/CORE BOND INDEX...............       1.35%       B          $  13.26        3,654
EQ/CORE BOND INDEX...............       1.40%       B          $  13.18       10,278
EQ/CORE BOND INDEX...............       1.50%       B          $   9.95       14,762
EQ/CORE BOND INDEX...............       1.55%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.55%       B          $  12.94        8,565
EQ/CORE BOND INDEX...............       1.60%       B          $  12.87        6,863
EQ/CORE BOND INDEX...............       1.65%       B          $   9.85       15,630
EQ/CORE BOND INDEX...............       1.65%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.70%       B          $   9.91            6
EQ/CORE BOND INDEX...............       1.70%       B          $  12.71        1,504
EQ/CORE BOND INDEX...............       1.80%       B          $  12.56          108
EQ/CORE BOND INDEX...............       1.90%       B          $  12.40           15

EQ/DAVIS NEW YORK VENTURE........       1.30%       A          $  10.28           --
EQ/DAVIS NEW YORK VENTURE........       1.55%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.65%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.70%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       0.50%       B          $   8.96           --
EQ/DAVIS NEW YORK VENTURE........       0.95%       B          $   8.83           --
EQ/DAVIS NEW YORK VENTURE........       1.20%       B          $   8.76        1,352
EQ/DAVIS NEW YORK VENTURE........       1.25%       B          $   8.74        2,865
EQ/DAVIS NEW YORK VENTURE........       1.30%       B          $   8.73        8,363
EQ/DAVIS NEW YORK VENTURE........       1.35%       B          $   8.71          397
EQ/DAVIS NEW YORK VENTURE........       1.40%       B          $   8.70        1,529
EQ/DAVIS NEW YORK VENTURE........       1.50%       B          $   8.67        3,565
EQ/DAVIS NEW YORK VENTURE........       1.55%       B          $   8.65        6,031
EQ/DAVIS NEW YORK VENTURE........       1.60%       B          $   8.64          803
EQ/DAVIS NEW YORK VENTURE........       1.65%       B          $   8.63       12,570
EQ/DAVIS NEW YORK VENTURE........       1.70%       B          $   8.61        1,601
EQ/DAVIS NEW YORK VENTURE........       1.80%       B          $   8.58           --
EQ/DAVIS NEW YORK VENTURE........       1.90%       B          $   8.55            4

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/EQUITY 500 INDEX..............       1.30%       A          $ 10.26            3
EQ/EQUITY 500 INDEX..............       1.55%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.65%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.70%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       0.50%       B          $ 27.29           --
EQ/EQUITY 500 INDEX..............       0.95%       B          $ 25.40            4
EQ/EQUITY 500 INDEX..............       1.20%       B          $ 24.40        4,963
EQ/EQUITY 500 INDEX..............       1.25%       B          $ 10.96       10,178
EQ/EQUITY 500 INDEX..............       1.30%       B          $ 10.87        8,430
EQ/EQUITY 500 INDEX..............       1.35%       B          $ 23.82        3,275
EQ/EQUITY 500 INDEX..............       1.40%       B          $ 23.63        7,232
EQ/EQUITY 500 INDEX..............       1.50%       B          $ 10.78       14,347
EQ/EQUITY 500 INDEX..............       1.55%       B          $ 23.07        4,766
EQ/EQUITY 500 INDEX..............       1.60%       B          $ 22.89        4,502
EQ/EQUITY 500 INDEX..............       1.65%       B          $ 10.68       16,494
EQ/EQUITY 500 INDEX..............       1.70%       B          $ 22.52        1,432
EQ/EQUITY 500 INDEX..............       1.80%       B          $ 22.16           94
EQ/EQUITY 500 INDEX..............       1.90%       B          $ 21.81            8

EQ/EQUITY GROWTH PLUS............       0.50%       B          $ 14.75           --
EQ/EQUITY GROWTH PLUS............       0.95%       B          $ 14.20            6
EQ/EQUITY GROWTH PLUS............       1.20%       B          $ 13.91        8,286
EQ/EQUITY GROWTH PLUS............       1.25%       B          $ 11.43       14,342
EQ/EQUITY GROWTH PLUS............       1.30%       B          $ 11.38       11,370
EQ/EQUITY GROWTH PLUS............       1.35%       B          $ 13.73        1,079
EQ/EQUITY GROWTH PLUS............       1.40%       B          $ 13.67       12,414
EQ/EQUITY GROWTH PLUS............       1.50%       B          $ 11.24       19,010
EQ/EQUITY GROWTH PLUS............       1.55%       B          $ 13.50        9,136
EQ/EQUITY GROWTH PLUS............       1.60%       B          $ 13.44        4,931
EQ/EQUITY GROWTH PLUS............       1.65%       B          $ 11.14       25,216
EQ/EQUITY GROWTH PLUS............       1.70%       B          $ 13.33        2,904
EQ/EQUITY GROWTH PLUS............       1.80%       B          $ 13.22           41
EQ/EQUITY GROWTH PLUS............       1.90%       B          $ 13.11            3

EQ/EVERGREEN OMEGA...............       0.50%       B          $ 10.64           --
EQ/EVERGREEN OMEGA...............       0.95%       B          $ 10.13           --
EQ/EVERGREEN OMEGA...............       1.20%       B          $  9.85        2,394
EQ/EVERGREEN OMEGA...............       1.25%       B          $ 13.22        2,715
EQ/EVERGREEN OMEGA...............       1.30%       B          $ 13.14        2,913
EQ/EVERGREEN OMEGA...............       1.35%       B          $  9.68          407
EQ/EVERGREEN OMEGA...............       1.40%       B          $  9.63        3,116
EQ/EVERGREEN OMEGA...............       1.50%       B          $ 13.01        3,275
EQ/EVERGREEN OMEGA...............       1.55%       B          $  9.47        3,886
EQ/EVERGREEN OMEGA...............       1.60%       B          $  9.42        1,281
EQ/EVERGREEN OMEGA...............       1.65%       B          $ 12.88        5,221
EQ/EVERGREEN OMEGA...............       1.70%       B          $  9.31          537
EQ/EVERGREEN OMEGA...............       1.80%       B          $  9.21           --
EQ/EVERGREEN OMEGA...............       1.90%       B          $  9.11            2

EQ/FRANKLIN CORE BALANCED........       1.30%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.55%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.65%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.70%       A          $ 10.28           --
EQ/FRANKLIN CORE BALANCED........       0.50%       B          $  9.36           --
EQ/FRANKLIN CORE BALANCED........       0.95%       B          $  9.22           15
EQ/FRANKLIN CORE BALANCED........       1.20%       B          $  9.14        2,199
EQ/FRANKLIN CORE BALANCED........       1.25%       B          $  9.13        5,541

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      Units
                                             Contract                              Outstanding
                                              charges   Share Class   Unit Value     (000s)
                                            ---------- ------------- ------------ ------------
EQ/FRANKLIN CORE BALANCED................       1.30%       B          $  9.11        9,627
EQ/FRANKLIN CORE BALANCED................       1.35%       B          $  9.10          550
EQ/FRANKLIN CORE BALANCED................       1.40%       B          $  9.08        3,211
EQ/FRANKLIN CORE BALANCED................       1.50%       B          $  9.05        6,931
EQ/FRANKLIN CORE BALANCED................       1.55%       B          $  9.03        8,263
EQ/FRANKLIN CORE BALANCED................       1.60%       B          $  9.02        1,591
EQ/FRANKLIN CORE BALANCED................       1.65%       B          $  9.00       26,123
EQ/FRANKLIN CORE BALANCED................       1.70%       B          $  8.99        1,908
EQ/FRANKLIN CORE BALANCED................       1.80%       B          $  8.96           11
EQ/FRANKLIN CORE BALANCED................       1.90%       B          $  8.93           --

EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.50%       B          $  7.68           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.95%       B          $  7.59           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.15%       B          $  7.55          702
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.20%       B          $  7.54        1,026
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.25%       B          $  7.53        3,919
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       B          $  7.52       53,600
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.35%       B          $  7.51          558
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.40%       B          $  7.50        2,091
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.50%       B          $  7.48        4,821
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       B          $  7.47       29,210
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.60%       B          $  7.46        1,076
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       B          $  7.45       77,428
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       B          $  7.44        4,971
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.80%       B          $  7.42           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.90%       B          $  7.40           --

EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.50%       B          $ 12.08           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.95%       B          $ 11.82           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.20%       B          $ 11.68          338
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.25%       B          $ 11.66        1,452
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       B          $ 11.42        2,024
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.35%       B          $ 11.60           84
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.40%       B          $ 11.57          966
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.50%       B          $ 11.52        2,090
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       B          $ 11.49        1,717
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.60%       B          $ 11.47          175
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       B          $ 11.44        2,904
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       B          $ 11.41          248
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.80%       B          $ 11.36           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.90%       B          $ 11.30           --

EQ/GAMCO SMALL COMPANY VALUE.............       1.30%       A          $ 10.59            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.55%       A          $ 10.58            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.65%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.70%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.50%       B          $ 34.01           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.95%       B          $ 30.86           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.20%       B          $ 29.24          996
EQ/GAMCO SMALL COMPANY VALUE.............       1.25%       B          $ 28.92        2,481

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/GAMCO SMALL COMPANY VALUE.................       1.30%       B          $ 44.36        2,346
EQ/GAMCO SMALL COMPANY VALUE.................       1.35%       B          $ 28.30          281
EQ/GAMCO SMALL COMPANY VALUE.................       1.40%       B          $ 27.99        1,672
EQ/GAMCO SMALL COMPANY VALUE.................       1.50%       B          $ 27.39        4,025
EQ/GAMCO SMALL COMPANY VALUE.................       1.55%       B          $ 27.10        3,958
EQ/GAMCO SMALL COMPANY VALUE.................       1.60%       B          $ 26.80          352
EQ/GAMCO SMALL COMPANY VALUE.................       1.65%       B          $ 26.51        4,361
EQ/GAMCO SMALL COMPANY VALUE.................       1.70%       B          $ 26.23          666
EQ/GAMCO SMALL COMPANY VALUE.................       1.80%       B          $ 25.66            1
EQ/GAMCO SMALL COMPANY VALUE.................       1.90%       B          $ 25.11            6

EQ/GLOBAL BOND PLUS..........................       1.30%       A          $  9.85            2
EQ/GLOBAL BOND PLUS..........................       1.55%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.65%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.70%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       0.50%       B          $ 11.75           --
EQ/GLOBAL BOND PLUS..........................       0.95%       B          $ 11.53           --
EQ/GLOBAL BOND PLUS..........................       1.20%       B          $ 11.41        1,509
EQ/GLOBAL BOND PLUS..........................       1.25%       B          $ 11.38        3,352
EQ/GLOBAL BOND PLUS..........................       1.30%       B          $ 11.36        5,026
EQ/GLOBAL BOND PLUS..........................       1.35%       B          $ 11.41          463
EQ/GLOBAL BOND PLUS..........................       1.40%       B          $ 11.31        2,574
EQ/GLOBAL BOND PLUS..........................       1.50%       B          $ 11.26        6,162
EQ/GLOBAL BOND PLUS..........................       1.55%       B          $ 11.24        5,491
EQ/GLOBAL BOND PLUS..........................       1.60%       B          $ 11.21        1,156
EQ/GLOBAL BOND PLUS..........................       1.65%       B          $ 11.19        9,976
EQ/GLOBAL BOND PLUS..........................       1.70%       B          $ 11.16        1,037
EQ/GLOBAL BOND PLUS..........................       1.80%       B          $ 11.12           --
EQ/GLOBAL BOND PLUS..........................       1.90%       B          $ 11.07            1

EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       A          $ 10.16            2
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.50%       B          $ 18.29           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.95%       B          $ 17.29           30
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.20%       B          $ 16.76        3,162
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.25%       B          $ 21.81        5,923
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       B          $ 21.67        6,856
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.35%       B          $ 16.45        1,671
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.40%       B          $ 16.34        6,743
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.50%       B          $ 21.46       10,074
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       B          $ 16.04        9,622
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.60%       B          $ 15.94        2,334
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       B          $ 21.26       10,747
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       B          $ 15.74        1,600
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.80%       B          $ 15.54           22
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.90%       B          $ 15.35            3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.50%       B          $ 23.11           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.95%       B          $ 21.23            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.20%       B          $ 20.25        2,027
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.25%       B          $ 10.79        2,428
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $  9.89            3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $ 10.68        4,131
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.35%       B          $ 19.68          524
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.40%       B          $ 19.49        3,150
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.50%       B          $ 10.62        3,441

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $ 18.94        2,248
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.60%       B          $ 18.76        1,385
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $ 10.51        6,213
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $  9.89            6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $ 18.41          875
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.80%       B          $ 18.06            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.90%       B          $ 17.72            1

EQ/INTERNATIONAL CORE PLUS...................       1.30%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.55%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.65%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.70%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       0.50%       B          $ 13.14           --
EQ/INTERNATIONAL CORE PLUS...................       0.95%       B          $ 12.52           37
EQ/INTERNATIONAL CORE PLUS...................       1.20%       B          $ 12.18        4,895
EQ/INTERNATIONAL CORE PLUS...................       1.25%       B          $ 14.15        6,923
EQ/INTERNATIONAL CORE PLUS...................       1.30%       B          $ 14.08        5,399
EQ/INTERNATIONAL CORE PLUS...................       1.35%       B          $ 11.99        1,671
EQ/INTERNATIONAL CORE PLUS...................       1.40%       B          $ 11.92        6,378
EQ/INTERNATIONAL CORE PLUS...................       1.50%       B          $ 13.93        7,101
EQ/INTERNATIONAL CORE PLUS...................       1.55%       B          $ 11.73        6,484
EQ/INTERNATIONAL CORE PLUS...................       1.60%       B          $ 11.67        5,230
EQ/INTERNATIONAL CORE PLUS...................       1.65%       B          $ 13.80       12,800
EQ/INTERNATIONAL CORE PLUS...................       1.70%       B          $ 11.54        2,278
EQ/INTERNATIONAL CORE PLUS...................       1.80%       B          $ 11.42           18
EQ/INTERNATIONAL CORE PLUS...................       1.90%       B          $ 11.29            2

EQ/INTERNATIONAL ETF.........................       1.30%       A          $ 10.00           --
EQ/INTERNATIONAL ETF.........................       1.55%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.65%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.70%       A          $  9.99           --

EQ/INTERNATIONAL GROWTH......................       1.30%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.55%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.65%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.70%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       0.50%       B          $ 13.56           --
EQ/INTERNATIONAL GROWTH......................       0.95%       B          $ 13.28           --
EQ/INTERNATIONAL GROWTH......................       1.20%       B          $ 13.12          939
EQ/INTERNATIONAL GROWTH......................       1.25%       B          $ 13.09        1,995
EQ/INTERNATIONAL GROWTH......................       1.30%       B          $  5.80        7,396
EQ/INTERNATIONAL GROWTH......................       1.35%       B          $ 13.03          214
EQ/INTERNATIONAL GROWTH......................       1.40%       B          $ 13.00        1,298
EQ/INTERNATIONAL GROWTH......................       1.50%       B          $ 12.94        2,941
EQ/INTERNATIONAL GROWTH......................       1.55%       B          $ 12.91        3,313
EQ/INTERNATIONAL GROWTH......................       1.60%       B          $ 12.88          458
EQ/INTERNATIONAL GROWTH......................       1.65%       B          $ 12.85        5,774
EQ/INTERNATIONAL GROWTH......................       1.70%       B          $ 12.82          777
EQ/INTERNATIONAL GROWTH......................       1.80%       B          $ 12.76           13
EQ/INTERNATIONAL GROWTH......................       1.90%       B          $ 12.70            1

EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.30%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.55%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.65%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.70%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       0.50%       B          $ 13.54           --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                    Units
                                           Contract                              Outstanding
                                            charges   Share Class   Unit Value     (000s)
                                          ---------- ------------- ------------ ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.95%       B          $ 12.78            3
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.20%       B          $ 12.38        1,918
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.25%       B          $ 11.12        1,342
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.30%       B          $ 11.05        1,315
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.35%       B          $ 12.14        5,750
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.40%       B          $ 12.06        2,640
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.50%       B          $ 10.94        1,477
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.55%       B          $ 11.83        2,758
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.60%       B          $ 11.76        2,244
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.65%       B          $ 10.84        2,250
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.70%       B          $ 11.61          275
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.80%       B          $ 11.46           42
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.90%       B          $ 11.31           14

EQ/LARGE CAP CORE PLUS.................       0.50%       B          $  9.18           --
EQ/LARGE CAP CORE PLUS.................       0.95%       B          $  8.73            3
EQ/LARGE CAP CORE PLUS.................       1.20%       B          $  8.50        2,214
EQ/LARGE CAP CORE PLUS.................       1.25%       B          $ 10.89          933
EQ/LARGE CAP CORE PLUS.................       1.30%       B          $ 10.82          588
EQ/LARGE CAP CORE PLUS.................       1.35%       B          $  8.35        1,599
EQ/LARGE CAP CORE PLUS.................       1.40%       B          $  8.31        2,676
EQ/LARGE CAP CORE PLUS.................       1.50%       B          $ 10.71        1,069
EQ/LARGE CAP CORE PLUS.................       1.55%       B          $  8.17        2,683
EQ/LARGE CAP CORE PLUS.................       1.60%       B          $  8.12        3,499
EQ/LARGE CAP CORE PLUS.................       1.65%       B          $ 10.61        1,676
EQ/LARGE CAP CORE PLUS.................       1.70%       B          $  8.03          367
EQ/LARGE CAP CORE PLUS.................       1.80%       B          $  7.94           33
EQ/LARGE CAP CORE PLUS.................       1.90%       B          $  7.86            2

EQ/LARGE CAP GROWTH INDEX..............       1.30%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.55%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.65%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       1.70%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       0.50%       B          $  7.28           --
EQ/LARGE CAP GROWTH INDEX..............       0.95%       B          $  6.93           29
EQ/LARGE CAP GROWTH INDEX..............       1.20%       B          $  6.75        3,809
EQ/LARGE CAP GROWTH INDEX..............       1.25%       B          $ 11.77        2,408
EQ/LARGE CAP GROWTH INDEX..............       1.30%       B          $ 11.71        1,648
EQ/LARGE CAP GROWTH INDEX..............       1.35%       B          $  6.64        3,463
EQ/LARGE CAP GROWTH INDEX..............       1.40%       B          $  6.60        5,711
EQ/LARGE CAP GROWTH INDEX..............       1.50%       B          $ 11.58        3,111
EQ/LARGE CAP GROWTH INDEX..............       1.55%       B          $  6.50        7,663
EQ/LARGE CAP GROWTH INDEX..............       1.60%       B          $  6.46        6,521
EQ/LARGE CAP GROWTH INDEX..............       1.65%       B          $ 11.47        4,165
EQ/LARGE CAP GROWTH INDEX..............       1.70%       B          $  6.39        1,047
EQ/LARGE CAP GROWTH INDEX..............       1.80%       B          $  6.32           51
EQ/LARGE CAP GROWTH INDEX..............       1.90%       B          $  6.26           26

EQ/LARGE CAP GROWTH PLUS...............       1.30%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.55%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.65%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       1.70%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       0.50%       B          $ 15.55           --
EQ/LARGE CAP GROWTH PLUS...............       0.95%       B          $ 14.68           12
EQ/LARGE CAP GROWTH PLUS...............       1.20%       B          $ 14.22        1,109
EQ/LARGE CAP GROWTH PLUS...............       1.25%       B          $ 12.11        1,512
EQ/LARGE CAP GROWTH PLUS...............       1.30%       B          $ 12.04        1,863
EQ/LARGE CAP GROWTH PLUS...............       1.35%       B          $ 13.95        3,051

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LARGE CAP GROWTH PLUS................       1.40%       B          $ 13.86        1,713
EQ/LARGE CAP GROWTH PLUS................       1.50%       B          $ 11.92        2,551
EQ/LARGE CAP GROWTH PLUS................       1.55%       B          $ 13.60        3,016
EQ/LARGE CAP GROWTH PLUS................       1.60%       B          $ 13.51        1,897
EQ/LARGE CAP GROWTH PLUS................       1.65%       B          $ 11.81        2,475
EQ/LARGE CAP GROWTH PLUS................       1.70%       B          $ 13.34          249
EQ/LARGE CAP GROWTH PLUS................       1.80%       B          $ 13.17            5
EQ/LARGE CAP GROWTH PLUS................       1.90%       B          $ 13.00            1

EQ/LARGE CAP VALUE INDEX................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.55%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.65%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.70%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       0.50%       B          $  5.42           --
EQ/LARGE CAP VALUE INDEX................       0.95%       B          $  5.31           --
EQ/LARGE CAP VALUE INDEX................       1.20%       B          $  5.26          382
EQ/LARGE CAP VALUE INDEX................       1.25%       B          $  5.25        2,221
EQ/LARGE CAP VALUE INDEX................       1.30%       B          $  5.24        2,573
EQ/LARGE CAP VALUE INDEX................       1.35%       B          $  5.30          136
EQ/LARGE CAP VALUE INDEX................       1.40%       B          $  5.21          695
EQ/LARGE CAP VALUE INDEX................       1.50%       B          $  5.19        3,152
EQ/LARGE CAP VALUE INDEX................       1.55%       B          $  5.18        2,425
EQ/LARGE CAP VALUE INDEX................       1.60%       B          $  5.17          341
EQ/LARGE CAP VALUE INDEX................       1.65%       B          $  5.16        6,971
EQ/LARGE CAP VALUE INDEX................       1.70%       B          $  5.15          868
EQ/LARGE CAP VALUE INDEX................       1.80%       B          $  5.12           --
EQ/LARGE CAP VALUE INDEX................       1.90%       B          $  5.10           --

EQ/LARGE CAP VALUE PLUS.................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE PLUS.................       1.55%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.65%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.70%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       0.50%       B          $ 12.44           --
EQ/LARGE CAP VALUE PLUS.................       0.95%       B          $ 11.78           26
EQ/LARGE CAP VALUE PLUS.................       1.20%       B          $ 11.43       13,118
EQ/LARGE CAP VALUE PLUS.................       1.25%       B          $  9.60       15,428
EQ/LARGE CAP VALUE PLUS.................       1.30%       B          $  9.54        5,376
EQ/LARGE CAP VALUE PLUS.................       1.35%       B          $ 11.22        3,670
EQ/LARGE CAP VALUE PLUS.................       1.40%       B          $ 11.16       19,583
EQ/LARGE CAP VALUE PLUS.................       1.50%       B          $  9.45       22,628
EQ/LARGE CAP VALUE PLUS.................       1.55%       B          $ 10.95        7,574
EQ/LARGE CAP VALUE PLUS.................       1.60%       B          $ 10.89        9,238
EQ/LARGE CAP VALUE PLUS.................       1.65%       B          $  9.36       15,820
EQ/LARGE CAP VALUE PLUS.................       1.70%       B          $ 10.76        2,313
EQ/LARGE CAP VALUE PLUS.................       1.80%       B          $ 10.63          115
EQ/LARGE CAP VALUE PLUS.................       1.90%       B          $ 10.50           22

EQ/LORD ABBETT GROWTH AND INCOME........       0.50%       B          $  9.49           --
EQ/LORD ABBETT GROWTH AND INCOME........       0.95%       B          $  9.29           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.20%       B          $  9.18          306
EQ/LORD ABBETT GROWTH AND INCOME........       1.25%       B          $  9.16        1,631
EQ/LORD ABBETT GROWTH AND INCOME........       1.30%       B          $  9.18        1,771
EQ/LORD ABBETT GROWTH AND INCOME........       1.35%       B          $  9.12          205
EQ/LORD ABBETT GROWTH AND INCOME........       1.40%       B          $  9.10          511
EQ/LORD ABBETT GROWTH AND INCOME........       1.50%       B          $  9.06        1,813
EQ/LORD ABBETT GROWTH AND INCOME........       1.55%       B          $  9.03        1,759
EQ/LORD ABBETT GROWTH AND INCOME........       1.60%       B          $  9.01          235
EQ/LORD ABBETT GROWTH AND INCOME........       1.65%       B          $  8.99        4,379

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LORD ABBETT GROWTH AND INCOME........       1.70%       B          $  8.97          344
EQ/LORD ABBETT GROWTH AND INCOME........       1.80%       B          $  8.93           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.90%       B          $  8.89           --

EQ/LORD ABBETT LARGE CAP CORE...........       0.50%       B          $ 11.25           --
EQ/LORD ABBETT LARGE CAP CORE...........       0.95%       B          $ 11.01           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.20%       B          $ 10.88          532
EQ/LORD ABBETT LARGE CAP CORE...........       1.25%       B          $ 10.86        1,427
EQ/LORD ABBETT LARGE CAP CORE...........       1.30%       B          $ 10.91        2,462
EQ/LORD ABBETT LARGE CAP CORE...........       1.35%       B          $ 10.81          265
EQ/LORD ABBETT LARGE CAP CORE...........       1.40%       B          $ 10.78        1,042
EQ/LORD ABBETT LARGE CAP CORE...........       1.50%       B          $ 10.73        1,881
EQ/LORD ABBETT LARGE CAP CORE...........       1.55%       B          $ 10.71        2,041
EQ/LORD ABBETT LARGE CAP CORE...........       1.60%       B          $ 10.68          241
EQ/LORD ABBETT LARGE CAP CORE...........       1.65%       B          $ 10.66        4,065
EQ/LORD ABBETT LARGE CAP CORE...........       1.70%       B          $ 10.63          455
EQ/LORD ABBETT LARGE CAP CORE...........       1.80%       B          $ 10.58           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.90%       B          $ 10.53            1

EQ/MID CAP INDEX........................       1.30%       A          $ 10.51           --
EQ/MID CAP INDEX........................       1.55%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.65%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.70%       A          $ 10.50           --
EQ/MID CAP INDEX........................       0.50%       B          $  9.99           --
EQ/MID CAP INDEX........................       0.95%       B          $  9.57           24
EQ/MID CAP INDEX........................       1.20%       B          $  9.35        7,234
EQ/MID CAP INDEX........................       1.25%       B          $ 10.81        7,651
EQ/MID CAP INDEX........................       1.30%       B          $ 10.76        5,325
EQ/MID CAP INDEX........................       1.35%       B          $  9.22          861
EQ/MID CAP INDEX........................       1.40%       B          $  9.17        9,656
EQ/MID CAP INDEX........................       1.50%       B          $ 10.64       10,281
EQ/MID CAP INDEX........................       1.55%       B          $  9.04        7,799
EQ/MID CAP INDEX........................       1.60%       B          $  9.00        4,410
EQ/MID CAP INDEX........................       1.65%       B          $ 10.54       10,675
EQ/MID CAP INDEX........................       1.70%       B          $  8.92        1,781
EQ/MID CAP INDEX........................       1.80%       B          $  8.83           27
EQ/MID CAP INDEX........................       1.90%       B          $  8.75            3

EQ/MID CAP VALUE PLUS...................       1.30%       A          $ 10.51           --
EQ/MID CAP VALUE PLUS...................       1.55%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.65%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.70%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       0.50%       B          $ 15.18           --
EQ/MID CAP VALUE PLUS...................       0.95%       B          $ 14.33            8
EQ/MID CAP VALUE PLUS...................       1.20%       B          $ 13.88        5,762
EQ/MID CAP VALUE PLUS...................       1.25%       B          $ 12.22       12,503
EQ/MID CAP VALUE PLUS...................       1.30%       B          $ 12.15        9,184
EQ/MID CAP VALUE PLUS...................       1.35%       B          $ 13.61          838
EQ/MID CAP VALUE PLUS...................       1.40%       B          $ 13.53        8,652
EQ/MID CAP VALUE PLUS...................       1.50%       B          $ 12.03       17,862
EQ/MID CAP VALUE PLUS...................       1.55%       B          $ 13.27        8,258
EQ/MID CAP VALUE PLUS...................       1.60%       B          $ 13.18        3,462
EQ/MID CAP VALUE PLUS...................       1.65%       B          $ 11.92       19,394
EQ/MID CAP VALUE PLUS...................       1.70%       B          $ 13.01        2,158
EQ/MID CAP VALUE PLUS...................       1.80%       B          $ 12.85           31
EQ/MID CAP VALUE PLUS...................       1.90%       B          $ 12.68           10

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                Units
                                       Contract                              Outstanding
                                        charges   Share Class   Unit Value     (000s)
                                      ---------- ------------- ------------ ------------
EQ/MONEY MARKET....................       1.30%       A          $  9.99           11
EQ/MONEY MARKET....................       1.55%       A          $  9.98           11
EQ/MONEY MARKET....................       1.65%       A          $  9.98           --
EQ/MONEY MARKET....................       1.70%       A          $  9.98           --
EQ/MONEY MARKET....................       0.00%       B          $ 44.43           15
EQ/MONEY MARKET....................       0.50%       B          $ 38.52           --
EQ/MONEY MARKET....................       0.95%       B          $ 33.86            1
EQ/MONEY MARKET....................       1.15%       B          $ 11.20           50
EQ/MONEY MARKET....................       1.15%       B          $ 31.97           30
EQ/MONEY MARKET....................       1.20%       B          $ 31.51        1,674
EQ/MONEY MARKET....................       1.25%       B          $ 10.69        5,685
EQ/MONEY MARKET....................       1.30%       B          $ 10.53        8,092
EQ/MONEY MARKET....................       1.35%       B          $ 30.18        1,654
EQ/MONEY MARKET....................       1.40%       B          $ 29.75        2,902
EQ/MONEY MARKET....................       1.50%       B          $ 10.52       12,105
EQ/MONEY MARKET....................       1.55%       B          $ 28.48        3,955
EQ/MONEY MARKET....................       1.55%       B          $ 31.78        1,514
EQ/MONEY MARKET....................       1.60%       B          $ 28.08        2,814
EQ/MONEY MARKET....................       1.65%       B          $ 10.42       19,098
EQ/MONEY MARKET....................       1.70%       B          $ 27.28        1,227
EQ/MONEY MARKET....................       1.70%       B          $ 31.71          141
EQ/MONEY MARKET....................       1.80%       B          $ 26.50            6
EQ/MONEY MARKET....................       1.90%       B          $ 25.74            5

EQ/MONTAG & CALDWELL GROWTH........       1.30%       A          $ 10.28           --
EQ/MONTAG & CALDWELL GROWTH........       1.55%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       1.65%       A          $ 10.27            1
EQ/MONTAG & CALDWELL GROWTH........       1.70%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       0.50%       B          $  5.45           --
EQ/MONTAG & CALDWELL GROWTH........       0.95%       B          $  5.18           --
EQ/MONTAG & CALDWELL GROWTH........       1.20%       B          $  5.04        1,701
EQ/MONTAG & CALDWELL GROWTH........       1.25%       B          $  5.01        3,417
EQ/MONTAG & CALDWELL GROWTH........       1.30%       B          $  2.00        9,924
EQ/MONTAG & CALDWELL GROWTH........       1.35%       B          $  4.96          460
EQ/MONTAG & CALDWELL GROWTH........       1.40%       B          $  4.93        3,761
EQ/MONTAG & CALDWELL GROWTH........       1.50%       B          $  4.87        6,278
EQ/MONTAG & CALDWELL GROWTH........       1.55%       B          $  4.85        6,055
EQ/MONTAG & CALDWELL GROWTH........       1.60%       B          $  4.82        1,089
EQ/MONTAG & CALDWELL GROWTH........       1.65%       B          $  4.79        7,498
EQ/MONTAG & CALDWELL GROWTH........       1.70%       B          $  4.77        1,099
EQ/MONTAG & CALDWELL GROWTH........       1.80%       B          $  4.71           13
EQ/MONTAG & CALDWELL GROWTH........       1.90%       B          $  4.66            1

EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.65%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.70%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.50%       B          $  8.33           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.95%       B          $  8.20            4
EQ/MUTUAL LARGE CAP EQUITY.........       1.20%       B          $  8.14          848
EQ/MUTUAL LARGE CAP EQUITY.........       1.25%       B          $  8.12        2,571
EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       B          $  8.11        5,808
EQ/MUTUAL LARGE CAP EQUITY.........       1.35%       B          $  8.09          173
EQ/MUTUAL LARGE CAP EQUITY.........       1.40%       B          $  8.08        1,104
EQ/MUTUAL LARGE CAP EQUITY.........       1.50%       B          $  8.05        2,182
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       B          $  8.04        3,613
EQ/MUTUAL LARGE CAP EQUITY.........       1.60%       B          $  8.03          450

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               Units
                                      Contract                              Outstanding
                                       charges   Share Class   Unit Value     (000s)
                                     ---------- ------------- ------------ ------------
EQ/MUTUAL LARGE CAP EQUITY........       1.65%       B          $  8.01       11,439
EQ/MUTUAL LARGE CAP EQUITY........       1.70%       B          $  8.00        1,402
EQ/MUTUAL LARGE CAP EQUITY........       1.80%       B          $  7.97            1
EQ/MUTUAL LARGE CAP EQUITY........       1.90%       B          $  7.95           --

EQ/OPPENHEIMER GLOBAL.............       1.30%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.55%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.65%       A          $ 10.18            1
EQ/OPPENHEIMER GLOBAL.............       1.70%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       0.50%       B          $  9.51           --
EQ/OPPENHEIMER GLOBAL.............       0.95%       B          $  9.37           --
EQ/OPPENHEIMER GLOBAL.............       1.20%       B          $  9.29          496
EQ/OPPENHEIMER GLOBAL.............       1.25%       B          $  9.28        1,377
EQ/OPPENHEIMER GLOBAL.............       1.30%       B          $  9.26        3,449
EQ/OPPENHEIMER GLOBAL.............       1.35%       B          $  9.25          187
EQ/OPPENHEIMER GLOBAL.............       1.40%       B          $  9.23          930
EQ/OPPENHEIMER GLOBAL.............       1.50%       B          $  9.20        1,615
EQ/OPPENHEIMER GLOBAL.............       1.55%       B          $  9.18        3,094
EQ/OPPENHEIMER GLOBAL.............       1.60%       B          $  9.17          301
EQ/OPPENHEIMER GLOBAL.............       1.65%       B          $  9.15        5,394
EQ/OPPENHEIMER GLOBAL.............       1.70%       B          $  9.14          860
EQ/OPPENHEIMER GLOBAL.............       1.80%       B          $  9.11           --
EQ/OPPENHEIMER GLOBAL.............       1.90%       B          $  9.08           --

EQ/PIMCO ULTRA SHORT BOND.........       1.30%       A          $  9.99            6
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       A          $  9.98            3
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       0.50%       B          $ 11.36           --
EQ/PIMCO ULTRA SHORT BOND.........       0.95%       B          $ 11.12           --
EQ/PIMCO ULTRA SHORT BOND.........       1.20%       B          $ 10.99        4,278
EQ/PIMCO ULTRA SHORT BOND.........       1.25%       B          $ 10.96       12,957
EQ/PIMCO ULTRA SHORT BOND.........       1.30%       B          $  9.54       18,851
EQ/PIMCO ULTRA SHORT BOND.........       1.35%       B          $ 10.91        1,795
EQ/PIMCO ULTRA SHORT BOND.........       1.40%       B          $ 10.89        8,807
EQ/PIMCO ULTRA SHORT BOND.........       1.50%       B          $ 10.83       20,961
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       B          $ 10.81       17,971
EQ/PIMCO ULTRA SHORT BOND.........       1.60%       B          $ 10.78        3,688
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       B          $ 10.76       39,919
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       B          $ 10.73        3,673
EQ/PIMCO ULTRA SHORT BOND.........       1.80%       B          $ 10.68           25
EQ/PIMCO ULTRA SHORT BOND.........       1.90%       B          $ 10.63           21

EQ/QUALITY BOND PLUS..............       0.50%       B          $ 18.73           --
EQ/QUALITY BOND PLUS..............       0.95%       B          $ 17.40            2
EQ/QUALITY BOND PLUS..............       1.20%       B          $ 16.70        2,934
EQ/QUALITY BOND PLUS..............       1.25%       B          $ 10.78        5,975
EQ/QUALITY BOND PLUS..............       1.30%       B          $ 10.69        4,912
EQ/QUALITY BOND PLUS..............       1.35%       B          $ 16.29          425
EQ/QUALITY BOND PLUS..............       1.40%       B          $ 16.16        5,096
EQ/QUALITY BOND PLUS..............       1.50%       B          $ 10.61        9,223
EQ/QUALITY BOND PLUS..............       1.55%       B          $ 15.77        3,756
EQ/QUALITY BOND PLUS..............       1.60%       B          $ 15.64        1,604
EQ/QUALITY BOND PLUS..............       1.65%       B          $ 10.51        9,834
EQ/QUALITY BOND PLUS..............       1.70%       B          $ 15.38        1,133
EQ/QUALITY BOND PLUS..............       1.80%       B          $ 15.13            4
EQ/QUALITY BOND PLUS..............       1.90%       B          $ 14.88            8

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  Units
                                         Contract                              Outstanding
                                          charges   Share Class   Unit Value     (000s)
                                        ---------- ------------- ------------ ------------
EQ/SMALL COMPANY INDEX...............       1.30%       A          $ 10.76            1
EQ/SMALL COMPANY INDEX...............       1.55%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.65%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.70%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       0.50%       B          $ 14.88           --
EQ/SMALL COMPANY INDEX...............       0.95%       B          $ 14.09            6
EQ/SMALL COMPANY INDEX...............       1.20%       B          $ 13.67        2,399
EQ/SMALL COMPANY INDEX...............       1.25%       B          $ 11.72        3,897
EQ/SMALL COMPANY INDEX...............       1.30%       B          $ 11.64        4,873
EQ/SMALL COMPANY INDEX...............       1.35%       B          $ 13.42          864
EQ/SMALL COMPANY INDEX...............       1.40%       B          $ 13.34        3,860
EQ/SMALL COMPANY INDEX...............       1.50%       B          $ 11.53        5,543
EQ/SMALL COMPANY INDEX...............       1.55%       B          $ 13.10        4,503
EQ/SMALL COMPANY INDEX...............       1.60%       B          $ 13.02        1,522
EQ/SMALL COMPANY INDEX...............       1.65%       B          $ 11.42        7,505
EQ/SMALL COMPANY INDEX...............       1.70%       B          $ 12.86        1,024
EQ/SMALL COMPANY INDEX...............       1.80%       B          $ 12.70           12
EQ/SMALL COMPANY INDEX...............       1.90%       B          $ 12.55            3

EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       A          $ 10.35            3
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       A          $ 10.35           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.50%       B          $ 16.84           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.95%       B          $ 15.28            4
EQ/T. ROWE PRICE GROWTH STOCK........       1.20%       B          $ 14.47        1,513
EQ/T. ROWE PRICE GROWTH STOCK........       1.25%       B          $ 14.32        2,034
EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       B          $  5.42        7,194
EQ/T. ROWE PRICE GROWTH STOCK........       1.35%       B          $ 14.01          419
EQ/T. ROWE PRICE GROWTH STOCK........       1.40%       B          $ 13.86        2,357
EQ/T. ROWE PRICE GROWTH STOCK........       1.50%       B          $ 13.56        3,312
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       B          $ 13.41        3,402
EQ/T. ROWE PRICE GROWTH STOCK........       1.60%       B          $ 13.27        1,232
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       B          $ 13.12        5,286
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       B          $ 12.98          610
EQ/T. ROWE PRICE GROWTH STOCK........       1.80%       B          $ 12.70           12
EQ/T. ROWE PRICE GROWTH STOCK........       1.90%       B          $ 12.43           11

EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.50%       B          $  8.35           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.95%       B          $  8.22            1
EQ/TEMPLETON GLOBAL EQUITY...........       1.20%       B          $  8.15          503
EQ/TEMPLETON GLOBAL EQUITY...........       1.25%       B          $  8.14        1,698
EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       B          $  8.13        5,026
EQ/TEMPLETON GLOBAL EQUITY...........       1.35%       B          $  8.11          165
EQ/TEMPLETON GLOBAL EQUITY...........       1.40%       B          $  8.10          757
EQ/TEMPLETON GLOBAL EQUITY...........       1.50%       B          $  8.07        1,721
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       B          $  8.06        3,207
EQ/TEMPLETON GLOBAL EQUITY...........       1.60%       B          $  8.04          355
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       B          $  8.03        8,585
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       B          $  8.02          735
EQ/TEMPLETON GLOBAL EQUITY...........       1.80%       B          $  7.99            2
EQ/TEMPLETON GLOBAL EQUITY...........       1.90%       B          $  7.96           --

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/UBS GROWTH AND INCOME....................       0.50%       B          $  5.30           --
EQ/UBS GROWTH AND INCOME....................       0.95%       B          $  5.04           --
EQ/UBS GROWTH AND INCOME....................       1.20%       B          $  4.90          340
EQ/UBS GROWTH AND INCOME....................       1.25%       B          $  4.88        1,716
EQ/UBS GROWTH AND INCOME....................       1.30%       B          $  1.90        4,312
EQ/UBS GROWTH AND INCOME....................       1.35%       B          $  4.82           80
EQ/UBS GROWTH AND INCOME....................       1.40%       B          $  4.79          639
EQ/UBS GROWTH AND INCOME....................       1.50%       B          $  4.74        3,231
EQ/UBS GROWTH AND INCOME....................       1.55%       B          $  4.71        2,496
EQ/UBS GROWTH AND INCOME....................       1.60%       B          $  4.69          166
EQ/UBS GROWTH AND INCOME....................       1.65%       B          $  4.66        2,887
EQ/UBS GROWTH AND INCOME....................       1.70%       B          $  4.63          166
EQ/UBS GROWTH AND INCOME....................       1.80%       B          $  4.58           --
EQ/UBS GROWTH AND INCOME....................       1.90%       B          $  4.53           --

EQ/VAN KAMPEN COMSTOCK......................       1.30%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.55%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.65%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.70%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       0.50%       B          $  9.41           --
EQ/VAN KAMPEN COMSTOCK......................       0.95%       B          $  9.21            1
EQ/VAN KAMPEN COMSTOCK......................       1.20%       B          $  9.10          361
EQ/VAN KAMPEN COMSTOCK......................       1.25%       B          $  9.08        3,717
EQ/VAN KAMPEN COMSTOCK......................       1.30%       B          $  9.06        2,994
EQ/VAN KAMPEN COMSTOCK......................       1.35%       B          $  9.04          202
EQ/VAN KAMPEN COMSTOCK......................       1.40%       B          $  9.01          694
EQ/VAN KAMPEN COMSTOCK......................       1.50%       B          $  8.97        3,068
EQ/VAN KAMPEN COMSTOCK......................       1.55%       B          $  8.95        2,153
EQ/VAN KAMPEN COMSTOCK......................       1.60%       B          $  8.93          427
EQ/VAN KAMPEN COMSTOCK......................       1.65%       B          $  8.91       10,345
EQ/VAN KAMPEN COMSTOCK......................       1.70%       B          $  8.89          490
EQ/VAN KAMPEN COMSTOCK......................       1.80%       B          $  8.85            2
EQ/VAN KAMPEN COMSTOCK......................       1.90%       B          $  8.80           --

EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       A          $ 10.21            2
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       A          $ 10.21            1
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.50%       B          $ 13.50           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.95%       B          $ 13.21            4
EQ/VAN KAMPEN MID CAP GROWTH................       1.20%       B          $ 13.06        1,227
EQ/VAN KAMPEN MID CAP GROWTH................       1.25%       B          $ 13.03        3,700
EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       B          $ 13.00        4,560
EQ/VAN KAMPEN MID CAP GROWTH................       1.35%       B          $ 12.97          470
EQ/VAN KAMPEN MID CAP GROWTH................       1.40%       B          $ 12.94        2,331
EQ/VAN KAMPEN MID CAP GROWTH................       1.50%       B          $ 12.87        4,827
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       B          $ 12.84        5,105
EQ/VAN KAMPEN MID CAP GROWTH................       1.60%       B          $ 12.81          511
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       B          $ 12.78        7,909
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       B          $ 12.75          885
EQ/VAN KAMPEN MID CAP GROWTH................       1.80%       B          $ 12.69           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.90%       B          $ 12.63           --

FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.30%       B          $ 10.37            1
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.55%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.65%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.70%       B          $ 10.37            1

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                        Units
                                                               Contract                              Outstanding
                                                                charges   Share Class   Unit Value     (000s)
                                                              ---------- ------------- ------------ ------------
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.30%       B          $ 10.17          1
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.55%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.65%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.70%       B          $ 10.17         --

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.30%       B          $ 10.14          2
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.55%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.65%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.70%       B          $ 10.13         --

FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.30%       B          $ 10.15          5
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.55%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.65%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.70%       B          $ 10.15         --

GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.30%       B          $ 10.48         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.55%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.65%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.70%       B          $ 10.47         --

IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.30%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.55%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.65%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.70%       B          $ 10.15          1

IVY FUNDS VIP ENERGY.......................................       1.30%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.55%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.65%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.70%       B          $ 10.32         --

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.30%       B          $ 10.35          6
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.55%       B          $ 10.35         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.65%       B          $ 10.34         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.70%       B          $ 10.34          1

IVY FUNDS VIP HIGH INCOME..................................       1.30%       B          $ 10.30          2
IVY FUNDS VIP HIGH INCOME..................................       1.55%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.65%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.70%       B          $ 10.29         --

IVY FUNDS VIP MID CAP GROWTH...............................       1.30%       B          $ 10.43         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.55%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.65%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.70%       B          $ 10.42          2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.30%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.55%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.65%       B          $ 10.61         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.70%       B          $ 10.61         --

IVY FUNDS VIP SMALL CAP GROWTH.............................       1.30%       B          $ 10.57         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.55%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.65%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.70%       B          $ 10.56         --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.30%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.55%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.65%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.70%       B          $ 10.21          2

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.30%       B          $ 10.09           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.55%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.65%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.70%       B          $ 10.08           --

MULTIMANAGER AGGRESSIVE EQUITY..............       0.50%       B          $ 57.33           --
MULTIMANAGER AGGRESSIVE EQUITY..............       0.95%       B          $ 51.43            1
MULTIMANAGER AGGRESSIVE EQUITY..............       1.20%       B          $ 48.41          665
MULTIMANAGER AGGRESSIVE EQUITY..............       1.25%       B          $ 10.29        3,811
MULTIMANAGER AGGRESSIVE EQUITY..............       1.30%       B          $ 10.16        2,900
MULTIMANAGER AGGRESSIVE EQUITY..............       1.35%       B          $ 46.68          317
MULTIMANAGER AGGRESSIVE EQUITY..............       1.40%       B          $ 46.12          984
MULTIMANAGER AGGRESSIVE EQUITY..............       1.50%       B          $ 10.13        6,121
MULTIMANAGER AGGRESSIVE EQUITY..............       1.55%       B          $ 44.47          764
MULTIMANAGER AGGRESSIVE EQUITY..............       1.60%       B          $ 43.93          370
MULTIMANAGER AGGRESSIVE EQUITY..............       1.65%       B          $ 10.03        5,825
MULTIMANAGER AGGRESSIVE EQUITY..............       1.70%       B          $ 42.88          144
MULTIMANAGER AGGRESSIVE EQUITY..............       1.80%       B          $ 41.84            3
MULTIMANAGER AGGRESSIVE EQUITY..............       1.90%       B          $ 40.84           --

MULTIMANAGER CORE BOND......................       0.50%       B          $ 13.95           --
MULTIMANAGER CORE BOND......................       0.95%       B          $ 13.45           --
MULTIMANAGER CORE BOND......................       1.20%       B          $ 13.18        7,850
MULTIMANAGER CORE BOND......................       1.25%       B          $ 12.21        7,470
MULTIMANAGER CORE BOND......................       1.30%       B          $ 12.20        8,726
MULTIMANAGER CORE BOND......................       1.35%       B          $ 13.02          834
MULTIMANAGER CORE BOND......................       1.40%       B          $ 12.97       13,028
MULTIMANAGER CORE BOND......................       1.50%       B          $ 12.01       11,182
MULTIMANAGER CORE BOND......................       1.55%       B          $ 12.81        7,487
MULTIMANAGER CORE BOND......................       1.60%       B          $ 12.76        4,407
MULTIMANAGER CORE BOND......................       1.65%       B          $ 11.90       19,288
MULTIMANAGER CORE BOND......................       1.70%       B          $ 12.66        3,238
MULTIMANAGER CORE BOND......................       1.80%       B          $ 12.55           15
MULTIMANAGER CORE BOND......................       1.90%       B          $ 12.45            3

MULTIMANAGER INTERNATIONAL EQUITY...........       0.50%       B          $ 13.43           --
MULTIMANAGER INTERNATIONAL EQUITY...........       0.95%       B          $ 12.95           --
MULTIMANAGER INTERNATIONAL EQUITY...........       1.20%       B          $ 12.69        2,645
MULTIMANAGER INTERNATIONAL EQUITY...........       1.25%       B          $ 13.71        3,660
MULTIMANAGER INTERNATIONAL EQUITY...........       1.30%       B          $ 13.65        3,873
MULTIMANAGER INTERNATIONAL EQUITY...........       1.35%       B          $ 12.53          439
MULTIMANAGER INTERNATIONAL EQUITY...........       1.40%       B          $ 12.48        4,149
MULTIMANAGER INTERNATIONAL EQUITY...........       1.50%       B          $ 13.49        5,445
MULTIMANAGER INTERNATIONAL EQUITY...........       1.55%       B          $ 12.33        4,312
MULTIMANAGER INTERNATIONAL EQUITY...........       1.60%       B          $ 12.28        1,474
MULTIMANAGER INTERNATIONAL EQUITY...........       1.65%       B          $ 13.36        8,035
MULTIMANAGER INTERNATIONAL EQUITY...........       1.70%       B          $ 12.18          967
MULTIMANAGER INTERNATIONAL EQUITY...........       1.80%       B          $ 12.08            9
MULTIMANAGER INTERNATIONAL EQUITY...........       1.90%       B          $ 11.99            1

MULTIMANAGER LARGE CAP CORE EQUITY..........       0.50%       B          $ 10.67           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       0.95%       B          $ 10.29           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.20%       B          $ 10.08        1,573
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.25%       B          $ 10.99          905
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.30%       B          $ 10.94          759
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.35%       B          $  9.96          166
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.40%       B          $  9.92        2,854
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.50%       B          $ 10.81        1,611

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                       Units
                                              Contract                              Outstanding
                                               charges   Share Class   Unit Value     (000s)
                                             ---------- ------------- ------------ ------------
MULTIMANAGER LARGE CAP CORE EQUITY........       1.55%       B          $  9.80        1,086
MULTIMANAGER LARGE CAP CORE EQUITY........       1.60%       B          $  9.76          922
MULTIMANAGER LARGE CAP CORE EQUITY........       1.65%       B          $ 10.71        2,563
MULTIMANAGER LARGE CAP CORE EQUITY........       1.70%       B          $  9.68          452
MULTIMANAGER LARGE CAP CORE EQUITY........       1.80%       B          $  9.60            2
MULTIMANAGER LARGE CAP CORE EQUITY........       1.90%       B          $  9.52           --

MULTIMANAGER LARGE CAP GROWTH.............       0.50%       B          $  8.22           --
MULTIMANAGER LARGE CAP GROWTH.............       0.95%       B          $  7.93           --
MULTIMANAGER LARGE CAP GROWTH.............       1.20%       B          $  7.77        3,233
MULTIMANAGER LARGE CAP GROWTH.............       1.25%       B          $  9.24        2,381
MULTIMANAGER LARGE CAP GROWTH.............       1.30%       B          $  9.21        1,451
MULTIMANAGER LARGE CAP GROWTH.............       1.35%       B          $  7.68          357
MULTIMANAGER LARGE CAP GROWTH.............       1.40%       B          $  7.64        5,891
MULTIMANAGER LARGE CAP GROWTH.............       1.50%       B          $  9.10        3,437
MULTIMANAGER LARGE CAP GROWTH.............       1.55%       B          $  7.55        1,893
MULTIMANAGER LARGE CAP GROWTH.............       1.60%       B          $  7.52        2,237
MULTIMANAGER LARGE CAP GROWTH.............       1.65%       B          $  9.01        3,935
MULTIMANAGER LARGE CAP GROWTH.............       1.70%       B          $  7.46          747
MULTIMANAGER LARGE CAP GROWTH.............       1.80%       B          $  7.40           36
MULTIMANAGER LARGE CAP GROWTH.............       1.90%       B          $  7.34            3

MULTIMANAGER LARGE CAP VALUE..............       0.50%       B          $ 11.76           --
MULTIMANAGER LARGE CAP VALUE..............       0.95%       B          $ 11.34           16
MULTIMANAGER LARGE CAP VALUE..............       1.20%       B          $ 11.11        3,376
MULTIMANAGER LARGE CAP VALUE..............       1.25%       B          $ 11.97        3,372
MULTIMANAGER LARGE CAP VALUE..............       1.30%       B          $ 11.92        3,180
MULTIMANAGER LARGE CAP VALUE..............       1.35%       B          $ 10.98          384
MULTIMANAGER LARGE CAP VALUE..............       1.40%       B          $ 10.93        5,614
MULTIMANAGER LARGE CAP VALUE..............       1.50%       B          $ 11.78        5,400
MULTIMANAGER LARGE CAP VALUE..............       1.55%       B          $ 10.80        3,315
MULTIMANAGER LARGE CAP VALUE..............       1.60%       B          $ 10.76        2,160
MULTIMANAGER LARGE CAP VALUE..............       1.65%       B          $ 11.67        6,264
MULTIMANAGER LARGE CAP VALUE..............       1.70%       B          $ 10.67          860
MULTIMANAGER LARGE CAP VALUE..............       1.80%       B          $ 10.58           32
MULTIMANAGER LARGE CAP VALUE..............       1.90%       B          $ 10.50            3

MULTIMANAGER MID CAP GROWTH...............       0.50%       B          $ 10.06           --
MULTIMANAGER MID CAP GROWTH...............       0.95%       B          $  9.70            1
MULTIMANAGER MID CAP GROWTH...............       1.20%       B          $  9.51        4,099
MULTIMANAGER MID CAP GROWTH...............       1.25%       B          $ 11.61        2,493
MULTIMANAGER MID CAP GROWTH...............       1.30%       B          $ 11.57        1,900
MULTIMANAGER MID CAP GROWTH...............       1.35%       B          $  9.39          367
MULTIMANAGER MID CAP GROWTH...............       1.40%       B          $  9.35        6,425
MULTIMANAGER MID CAP GROWTH...............       1.50%       B          $ 11.43        3,637
MULTIMANAGER MID CAP GROWTH...............       1.55%       B          $  9.24        2,357
MULTIMANAGER MID CAP GROWTH...............       1.60%       B          $  9.20        2,263
MULTIMANAGER MID CAP GROWTH...............       1.65%       B          $ 11.32        4,627
MULTIMANAGER MID CAP GROWTH...............       1.70%       B          $  9.13          810
MULTIMANAGER MID CAP GROWTH...............       1.80%       B          $  9.05           10
MULTIMANAGER MID CAP GROWTH...............       1.90%       B          $  8.98            2

MULTIMANAGER MID CAP VALUE................       0.50%       B          $ 13.24           --
MULTIMANAGER MID CAP VALUE................       0.95%       B          $ 12.77            2
MULTIMANAGER MID CAP VALUE................       1.20%       B          $ 12.52        3,037
MULTIMANAGER MID CAP VALUE................       1.25%       B          $ 13.39        2,352
MULTIMANAGER MID CAP VALUE................       1.30%       B          $ 13.34        2,341
MULTIMANAGER MID CAP VALUE................       1.35%       B          $ 12.37          352

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                   Units
                                          Contract                              Outstanding
                                           charges   Share Class   Unit Value     (000s)
                                         ---------- ------------- ------------ ------------
MULTIMANAGER MID CAP VALUE............       1.40%       B          $ 12.32        5,142
MULTIMANAGER MID CAP VALUE............       1.50%       B          $ 13.18        3,723
MULTIMANAGER MID CAP VALUE............       1.55%       B          $ 12.17        2,667
MULTIMANAGER MID CAP VALUE............       1.60%       B          $ 12.12        1,844
MULTIMANAGER MID CAP VALUE............       1.65%       B          $ 13.06        4,569
MULTIMANAGER MID CAP VALUE............       1.70%       B          $ 12.02          803
MULTIMANAGER MID CAP VALUE............       1.80%       B          $ 11.92           10
MULTIMANAGER MID CAP VALUE............       1.90%       B          $ 11.82            1

MULTIMANAGER MULTI-SECTOR BOND........       0.50%       B          $ 32.86           --
MULTIMANAGER MULTI-SECTOR BOND........       0.95%       B          $ 29.61            3
MULTIMANAGER MULTI-SECTOR BOND........       1.20%       B          $ 27.94        2,255
MULTIMANAGER MULTI-SECTOR BOND........       1.25%       B          $ 10.47        5,696
MULTIMANAGER MULTI-SECTOR BOND........       1.30%       B          $ 10.34        3,205
MULTIMANAGER MULTI-SECTOR BOND........       1.35%       B          $ 26.98        1,101
MULTIMANAGER MULTI-SECTOR BOND........       1.40%       B          $ 26.67        3,644
MULTIMANAGER MULTI-SECTOR BOND........       1.50%       B          $ 10.30        9,334
MULTIMANAGER MULTI-SECTOR BOND........       1.55%       B          $ 25.75        1,890
MULTIMANAGER MULTI-SECTOR BOND........       1.60%       B          $ 25.45        1,854
MULTIMANAGER MULTI-SECTOR BOND........       1.65%       B          $ 10.21        8,522
MULTIMANAGER MULTI-SECTOR BOND........       1.70%       B          $ 24.86          663
MULTIMANAGER MULTI-SECTOR BOND........       1.80%       B          $ 24.29           10
MULTIMANAGER MULTI-SECTOR BOND........       1.90%       B          $ 23.72           --

MULTIMANAGER SMALL CAP GROWTH.........       0.50%       B          $  7.50           --
MULTIMANAGER SMALL CAP GROWTH.........       0.95%       B          $  7.13            1
MULTIMANAGER SMALL CAP GROWTH.........       1.20%       B          $  6.93          736
MULTIMANAGER SMALL CAP GROWTH.........       1.25%       B          $  6.89        3,951
MULTIMANAGER SMALL CAP GROWTH.........       1.30%       B          $  3.95        7,492
MULTIMANAGER SMALL CAP GROWTH.........       1.35%       B          $  6.82          366
MULTIMANAGER SMALL CAP GROWTH.........       1.40%       B          $  6.78        1,675
MULTIMANAGER SMALL CAP GROWTH.........       1.50%       B          $  6.70        5,666
MULTIMANAGER SMALL CAP GROWTH.........       1.55%       B          $  6.66        4,460
MULTIMANAGER SMALL CAP GROWTH.........       1.60%       B          $  6.63          322
MULTIMANAGER SMALL CAP GROWTH.........       1.65%       B          $  6.59        7,464
MULTIMANAGER SMALL CAP GROWTH.........       1.70%       B          $  6.55          786
MULTIMANAGER SMALL CAP GROWTH.........       1.80%       B          $  6.48            1
MULTIMANAGER SMALL CAP GROWTH.........       1.90%       B          $  6.41           --

MULTIMANAGER SMALL CAP VALUE..........       0.50%       B          $ 14.82           --
MULTIMANAGER SMALL CAP VALUE..........       0.95%       B          $ 14.04            5
MULTIMANAGER SMALL CAP VALUE..........       1.20%       B          $ 13.62        3,946
MULTIMANAGER SMALL CAP VALUE..........       1.25%       B          $ 10.23        5,478
MULTIMANAGER SMALL CAP VALUE..........       1.30%       B          $ 10.17        1,415
MULTIMANAGER SMALL CAP VALUE..........       1.35%       B          $ 13.37        1,914
MULTIMANAGER SMALL CAP VALUE..........       1.40%       B          $ 13.29        5,208
MULTIMANAGER SMALL CAP VALUE..........       1.50%       B          $ 10.07        7,062
MULTIMANAGER SMALL CAP VALUE..........       1.55%       B          $ 13.05        1,909
MULTIMANAGER SMALL CAP VALUE..........       1.60%       B          $ 12.97        2,646
MULTIMANAGER SMALL CAP VALUE..........       1.65%       B          $  9.97        6,164
MULTIMANAGER SMALL CAP VALUE..........       1.70%       B          $ 12.81          586
MULTIMANAGER SMALL CAP VALUE..........       1.80%       B          $ 12.66           29
MULTIMANAGER SMALL CAP VALUE..........       1.90%       B          $ 12.50            6

MULTIMANAGER TECHNOLOGY...............       0.50%       B          $ 10.80           --
MULTIMANAGER TECHNOLOGY...............       0.95%       B          $ 10.42           21
MULTIMANAGER TECHNOLOGY...............       1.20%       B          $ 10.21        2,254
MULTIMANAGER TECHNOLOGY...............       1.25%       B          $ 11.89        2,741

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                                                                                   Units
                                                                          Contract                              Outstanding
                                                                           charges   Share Class   Unit Value     (000s)
                                                                         ---------- ------------- ------------ ------------
MULTIMANAGER TECHNOLOGY...............................................       1.30%       B           $ 11.84        3,012
MULTIMANAGER TECHNOLOGY...............................................       1.35%       B           $ 10.08          657
MULTIMANAGER TECHNOLOGY...............................................       1.40%       B           $ 10.04        5,089
MULTIMANAGER TECHNOLOGY...............................................       1.50%       B           $ 11.70        5,807
MULTIMANAGER TECHNOLOGY...............................................       1.55%       B           $  9.92        5,240
MULTIMANAGER TECHNOLOGY...............................................       1.60%       B           $  9.88        2,062
MULTIMANAGER TECHNOLOGY...............................................       1.65%       B           $ 11.59        5,856
MULTIMANAGER TECHNOLOGY...............................................       1.70%       B           $  9.80          766
MULTIMANAGER TECHNOLOGY...............................................       1.80%       B           $  9.72            8
MULTIMANAGER TECHNOLOGY...............................................       1.90%       B           $  9.64           --

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.30%       B           $ 10.05           10
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.55%       B           $ 10.05           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.65%       B           $ 10.04           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.70%       B           $ 10.04           --

PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.30%       B           $  9.98            6
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.65%       B           $  9.97            1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.70%       B           $  9.97           --

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.30%       B           $  9.98            8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.65%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.70%       B           $  9.98           --

PROFUND VP BEAR.......................................................       1.30%       B           $  9.67            1
PROFUND VP BEAR.......................................................       1.55%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.65%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.70%       B           $  9.66           --

PROFUND VP BIOTECHNOLOGY..............................................       1.30%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.55%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.65%       B           $ 10.08           --
PROFUND VP BIOTECHNOLOGY..............................................       1.70%       B           $ 10.08           --

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.30%       B           $ 10.30            2
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.55%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.65%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.70%       B           $ 10.29           --

TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.30%       B           $ 10.05            3
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.55%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.65%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.70%       B           $ 10.05           --

VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.30%       B           $ 10.30            1
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.55%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.65%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.70%       B           $ 10.30           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          AIM V.I.          AIM V.I.
                                                        GLOBAL REAL       MID CAP CORE
                                                      ESTATE FUND (b)   EQUITY FUND (b)
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --
                                                           ---               ---
Net Investment Income (Loss)........................        (1)               --
                                                           ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --
  Realized gain distribution from The Trusts........        --                --
                                                           ---               ---
 Net realized gain (loss)...........................        --                --
                                                           ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        10                (5)
                                                           ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        10                (5)
                                                           ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $ 9               $(5)
                                                           ===               ===



                                                                       AMERICAN CENTURY
                                                         ALL ASSET        VP MID CAP       AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (b)    VALUE FUND (b)       ALLOCATION     STRATEGY (a)
                                                     ---------------- ------------------ ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $222             $  3          $    24,943,454   $  955,033
 Expenses:
  Less: Asset-based charges.........................         --               --               37,645,648      274,554
                                                           ----             ----          ---------------   ----------
Net Investment Income (Loss)........................        222                3              (12,702,194)     680,479
                                                           ----             ----          ---------------   ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         --               --             (240,538,810)     133,154
  Realized gain distribution from The Trusts........        150               --              302,440,732      402,748
                                                           ----             ----          ---------------   ----------
 Net realized gain (loss)...........................        150               --               61,901,922      535,902
                                                           ----             ----          ---------------   ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        196              (11)             553,620,619      754,528
                                                           ----             ----          ---------------   ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        346              (11)             615,522,541    1,290,430
                                                           ----             ----          ---------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $568             $ (8)         $   602,820,347   $1,970,909
                                                           ====             ====          ===============   ==========

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION     GROWTH STRATEGY (a)
                                                     ----------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  39,941,016          $674,279
 Expenses:
  Less: Asset-based charges.........................      25,302,597           158,101
                                                       -------------          --------
Net Investment Income (Loss)........................      14,638,419           516,178
                                                       -------------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (81,086,045)           53,032
  Realized gain distribution from The Trusts........      57,869,672           191,333
                                                       -------------          --------
 Net realized gain (loss)...........................     (23,216,373)          244,365
                                                       -------------          --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     157,791,510            82,731
                                                       -------------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     134,575,137           327,096
                                                       -------------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 149,213,556          $843,274
                                                       =============          ========



                                                      AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS    AXA GROWTH      AXA MODERATE
                                                        STRATEGY (a)           ALLOCATION        STRATEGY (a)      ALLOCATION
                                                     ------------------ ----------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   508,923          $  29,240,776        $1,341,180    $    90,223,488
 Expenses:
  Less: Asset-based charges.........................         96,731             22,188,793           570,687         92,907,433
                                                        -----------          -------------        ----------    ---------------
Net Investment Income (Loss)........................        412,192              7,051,983           770,493         (2,683,945)
                                                        -----------          -------------        ----------    ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         29,126            (63,650,130)          112,546       (139,165,511)
  Realized gain distribution from The Trusts........         57,470             93,204,788           842,474        447,853,874
                                                        -----------          -------------        ----------    ---------------
 Net realized gain (loss)...........................         86,596             29,554,658           955,020        308,688,363
                                                        -----------          -------------        ----------    ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (299,450)           156,537,422         3,895,194        647,151,022
                                                        -----------          -------------        ----------    ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (212,854)           186,092,080         4,850,214        955,839,385
                                                        -----------          -------------        ----------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   199,338          $ 193,144,063        $5,620,707    $   953,155,440
                                                        ===========          =============        ==========    ===============

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        AXA MODERATE    AXA MODERATE-PLUS      AXA TACTICAL
                                                      GROWTH STRATEGY       ALLOCATION      MANAGER 2000 I (b)
                                                     ----------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $1,821,625      $  124,893,351           $   165
 Expenses:
  Less: Asset-based charges.........................        647,902         137,883,194                17
                                                         ----------      --------------           -------
Net Investment Income (Loss)........................      1,173,723         (12,989,843)              148
                                                         ----------      --------------           -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        121,596        (284,668,833)               --
  Realized gain distribution from The Trusts........      1,079,585         845,085,854                --
                                                         ----------      --------------           -------
 Net realized gain (loss)...........................      1,201,181         560,417,021                --
                                                         ----------      --------------           -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      3,128,717       1,232,444,209            34,067
                                                         ----------      --------------           -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,329,898       1,792,861,230            34,067
                                                         ----------      --------------           -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $5,503,621      $1,779,871,387           $34,215
                                                         ==========      ==============           =======



                                                                                                 AXA TACTICAL
                                                         AXA TACTICAL        AXA TACTICAL           MANAGER
                                                      MANAGER 400 I (b)   MANAGER 500 I (b)   INTERNATIONAL I (b)
                                                     ------------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $   217             $   580              $   811
 Expenses:
  Less: Asset-based charges.........................            16                  46                   33
                                                           -------             -------              -------
Net Investment Income (Loss)........................           201                 534                  778
                                                           -------             -------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --                  --                   --
  Realized gain distribution from The Trusts........            --                  --                  715
                                                           -------             -------              -------
 Net realized gain (loss)...........................            --                  --                  715
                                                           -------             -------              -------
 Change in unrealized appreciation
  (depreciation) of investments.....................        36,489              32,885               25,574
                                                           -------             -------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        36,489              32,885               26,289
                                                           -------             -------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $36,690             $33,419              $27,067
                                                           =======             =======              =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          BLACKROCK GLOBAL       EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION V.I. FUND (b)       INTERNATIONAL
                                                     -------------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $  1,139              $  14,874,002
 Expenses:
  Less: Asset-based charges.........................                60                  9,183,006
                                                              --------              -------------
Net Investment Income (Loss)........................             1,079                  5,690,996
                                                              --------              -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............                --                (91,509,083)
  Realized gain distribution from The Trusts........                --                         --
                                                              --------              -------------
 Net realized gain (loss)...........................                --                (91,509,083)
                                                              --------              -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................            (2,268)               232,468,311
                                                              --------              -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            (2,268)               140,959,228
                                                              --------              -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $ (1,189)             $ 146,650,224
                                                              ========              =============



                                                                             EQ/AXA FRANKLIN   EQ/BLACKROCK     EQ/BLACKROCK
                                                      EQ/ALLIANCEBERNSTEIN      SMALL CAP       BASIC VALUE     INTERNATIONAL
                                                        SMALL CAP GROWTH       VALUE CORE         EQUITY            VALUE
                                                     ---------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $       52,070      $      849,949   $  16,463,074    $  13,245,128
 Expenses:
  Less: Asset-based charges.........................          4,362,202           1,234,568       8,708,356        9,362,483
                                                         --------------      --------------   -------------    -------------
Net Investment Income (Loss)........................         (4,310,132)           (384,619)      7,754,718        3,882,645
                                                         --------------      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
  Realized gain distribution from The Trusts........                 --                  --              --               --
                                                         --------------      --------------   -------------    -------------
 Net realized gain (loss)...........................        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
                                                         --------------      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        128,581,249          38,569,835     189,036,589      208,617,978
                                                         --------------      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         94,237,520          20,656,035     153,945,943      159,810,349
                                                         --------------      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   89,927,388      $   20,271,416   $ 161,700,661    $ 163,692,994
                                                         ==============      ==============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/BOSTON ADVISORS       EQ/CALVERT
                                                        EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                     ------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,197,605         $     95,516
 Expenses:
  Less: Asset-based charges.........................        2,417,840              569,706
                                                       --------------         ------------
Net Investment Income (Loss)........................        1,779,765             (474,190)
                                                       --------------         ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,947,444)          (3,614,940)
  Realized gain distribution from The Trusts........               --                   --
                                                       --------------         ------------
 Net realized gain (loss)...........................      (25,947,444)          (3,614,940)
                                                       --------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       43,864,420           14,488,579
                                                       --------------         ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       17,916,976           10,873,639
                                                       --------------         ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   19,696,741         $ 10,399,449
                                                       ==============         ============



                                                         EQ/CAPITAL         EQ/CAPITAL         EQ/COMMON         EQ/CORE
                                                      GUARDIAN GROWTH   GUARDIAN RESEARCH     STOCK INDEX      BOND INDEX
                                                     ----------------- ------------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      941,431      $   8,849,078     $  11,775,585    $   23,670,565
 Expenses:
  Less: Asset-based charges.........................       4,266,378         11,228,995         9,474,270        13,198,765
                                                      --------------      -------------     -------------    --------------
Net Investment Income (Loss)........................      (3,324,947)        (2,379,917)        2,301,315        10,471,800
                                                      --------------      -------------     -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
  Realized gain distribution from The Trusts........              --                 --                --                --
                                                      --------------      -------------     -------------    --------------
 Net realized gain (loss)...........................     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
                                                      --------------      -------------     -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     101,412,213        244,976,815       205,511,015        36,863,152
                                                      --------------      -------------     -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      83,907,880        208,437,961       157,788,510        (4,878,590)
                                                      --------------      -------------     -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   80,582,933      $ 206,058,044     $ 160,089,825    $    5,593,210
                                                      ==============      =============     =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/DAVIS NEW       EQ/EQUITY       EQ/EQUITY
                                                       YORK VENTURE       500 INDEX      GROWTH PLUS
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    4,804,192   $  19,314,221    $  10,018,475
 Expenses:
  Less: Asset-based charges.........................       4,163,759      14,402,511       17,281,651
                                                      --------------   -------------    -------------
Net Investment Income (Loss)........................         640,433       4,911,710       (7,263,176)
                                                      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (26,279,448)    (61,649,990)     (52,280,543)
  Realized gain distribution from The Trusts........              --       2,819,074               --
                                                      --------------   -------------    -------------
 Net realized gain (loss)...........................     (26,279,448)    (58,830,916)     (52,280,543)
                                                      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     105,138,412     280,996,890      342,994,624
                                                      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      78,858,964     222,165,974      290,714,081
                                                      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   79,499,397   $ 227,077,684    $ 283,450,905
                                                      ==============   =============    =============



                                                      EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                          OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                     -------------- --------------- ---------------------
Income and Expenses:
 nvestment Income:
  Dividends from The Trusts.........................  $    367,028   $  29,692,576      $  28,150,298
 Expenses:
  Less: Asset-based charges.........................     2,788,468       7,552,501         17,410,196
                                                      ------------   -------------      -------------
Net Investment Income (Loss)........................    (2,421,440)     22,140,075         10,740,102
                                                      ------------   -------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (9,138,410)    (41,977,203)       (68,257,655)
  Realized gain distribution from The Trusts........            --              --                 --
                                                      ------------   -------------      -------------
 Net realized gain (loss)...........................    (9,138,410)    (41,977,203)       (68,257,655)
                                                      ------------   -------------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    77,956,029     149,692,792        343,049,903
                                                      ------------   -------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    68,817,619     107,715,589        274,792,248
                                                      ------------   -------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 66,396,179   $ 129,855,664      $ 285,532,350
                                                      ============   =============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY      EQ/GLOBAL
                                                      ACQUISITIONS       VALUE          BOND PLUS
                                                     -------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $         --   $   2,150,947   $    3,158,091
 Expenses:
  Less: Asset-based charges.........................     1,793,681       7,200,981        5,863,255
                                                      ------------   -------------   --------------
Net Investment Income (Loss)........................    (1,793,681)     (5,050,034)      (2,705,164)
                                                      ------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (6,400,132)    (22,466,131)     (24,770,624)
  Realized gain distribution from The Trusts........       633,260              --        1,452,885
                                                      ------------   -------------   --------------
 Net realized gain (loss)...........................    (5,766,872)    (22,466,131)     (23,317,739)
                                                      ------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    24,311,739     198,092,476       26,152,690
                                                      ------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    18,544,867     175,626,345        2,834,951
                                                      ------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 16,751,186   $ 170,576,311   $      129,787
                                                      ============   =============   ==============



                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT     EQ/INTERNATIONAL
                                                           EQUITY          BOND INDEX        CORE PLUS
                                                     ----------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    11,860,644    $   3,890,176     $  19,900,816
 Expenses:
  Less: Asset-based charges.........................       13,199,182        5,727,293         9,391,428
                                                      ---------------    -------------     -------------
Net Investment Income (Loss)........................       (1,338,538)      (1,837,117)       10,509,388
                                                      ---------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (134,958,138)      (5,818,927)      (46,621,982)
  Realized gain distribution from The Trusts........               --               --                --
                                                      ---------------    -------------     -------------
 Net realized gain (loss)...........................     (134,958,138)      (5,818,927)      (46,621,982)
                                                      ---------------    -------------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      486,494,355       (7,140,455)      225,338,883
                                                      ---------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      351,536,217      (12,959,382)      178,716,901
                                                      ---------------    -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   350,197,679    $ (14,796,499)    $ 189,226,289
                                                      ===============    =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF        GROWTH
                                                     ---------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $164,334         $    2,631,249
 Expenses:
  Less: Asset-based charges.........................             --               3,082,517
                                                            --------         --------------
Net Investment Income (Loss)........................         164,334               (451,268)
                                                            --------         --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............              (1)           (26,477,852)
  Realized gain distribution from The Trusts........          64,866                      --
                                                            --------         --------------
 Net realized gain (loss)...........................          64,865            (26,477,852)
                                                            --------         --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................         151,754             92,760,178
                                                            --------         --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         216,619             66,282,326
                                                            --------         --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $380,953         $   65,831,058
                                                            ========         ==============



                                                          EQ/JPMORGAN        EQ/LARGE CAP     EQ/LARGE CAP     EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES      CORE PLUS      GROWTH INDEX      GROWTH PLUS
                                                     --------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    3,232,082      $    5,940,298   $    5,727,643   $    2,794,843
 Expenses:
  Less: Asset-based charges.........................         3,134,261           1,993,377        3,961,684        3,117,800
                                                        --------------      --------------   --------------   --------------
Net Investment Income (Loss)........................            97,821           3,946,921        1,765,959         (322,957)
                                                        --------------      --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
  Realized gain distribution from The Trusts........                --                  --               --               --
                                                        --------------      --------------   --------------   --------------
 Net realized gain (loss)...........................       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
                                                        --------------      --------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        89,134,293          42,870,315      100,800,552       75,552,967
                                                        --------------      --------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        59,423,228          27,457,895       87,490,153       62,938,156
                                                        --------------      --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   59,521,049      $   31,404,816   $   89,256,112   $   62,615,199
                                                        ==============      ==============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/LARGE CAP      EQ/LARGE CAP
                                                        VALUE INDEX       VALUE PLUS
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    8,096,912   $    22,859,653
 Expenses:
  Less: Asset-based charges.........................       1,323,688        15,381,569
                                                      --------------   ---------------
Net Investment Income (Loss)........................       6,773,224         7,478,084
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (27,527,716)     (116,190,615)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (27,527,716)     (116,190,615)
                                                      --------------   ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      38,402,053       296,761,284
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      10,874,337       180,570,669
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   17,647,561   $   188,048,753
                                                      ==============   ===============



                                                        EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP       EQ/MID CAP
                                                      GROWTH AND INCOME   LARGE CAP CORE       INDEX          VALUE PLUS
                                                     ------------------- ---------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      745,579     $      826,605   $   6,039,641   $   10,163,157
 Expenses:
  Less: Asset-based charges.........................        1,513,052          1,808,040       8,081,652        8,797,350
                                                       --------------     --------------   -------------   --------------
Net Investment Income (Loss)........................         (767,473)          (981,435)     (2,042,011)       1,365,807
                                                       --------------     --------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
  Realized gain distribution from The Trusts........               --                 --              --               --
                                                       --------------     --------------   -------------   --------------
 Net realized gain (loss)...........................      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
                                                       --------------     --------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       31,280,658         41,151,180     249,782,270       36,575,607
                                                       --------------     --------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       18,457,414         31,104,943     173,027,829      (87,778,138)
                                                       --------------     --------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   17,689,941     $   30,123,508   $ 170,985,818   $  (86,412,331)
                                                       ==============     ==============   =============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/MONEY        EQ/MONTAG &
                                                          MARKET       CALDWELL GROWTH
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           8    $      591,270
 Expenses:
  Less: Asset-based charges.........................     18,440,074         2,302,593
                                                      -------------    --------------
Net Investment Income (Loss)........................    (18,440,066)       (1,711,323)
                                                      -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (233,096)      (14,655,162)
  Realized gain distribution from The Trusts........             --                --
                                                      -------------    --------------
 Net realized gain (loss)...........................       (233,096)      (14,655,162)
                                                      -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        156,107        55,673,036
                                                      -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (76,989)       41,017,874
                                                      -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ (18,517,055)   $   39,306,551
                                                      =============    ==============



                                                          EQ/MUTUAL      EQ/OPPENHEIMER       EQ/PIMCO         EQ/QUALITY
                                                      LARGE CAP EQUITY       GLOBAL       ULTRA SHORT BOND      BOND PLUS
                                                     ------------------ ---------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      391,798    $      788,883    $   13,313,175    $   15,246,409
 Expenses:
  Less: Asset-based charges.........................        3,229,718         1,788,395        17,043,301         5,629,440
                                                       --------------    --------------    --------------    --------------
Net Investment Income (Loss)........................       (2,837,920)         (999,512)       (3,730,126)        9,616,969
                                                       --------------    --------------    --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,424,474)      (12,845,925)      (38,359,983)      (16,834,854)
  Realized gain distribution from The Trusts........               --                --         2,829,582                --
                                                       --------------    --------------    --------------    --------------
 Net realized gain (loss)...........................      (25,424,474)      (12,845,925)      (35,530,401)      (16,834,854)
                                                       --------------    --------------    --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       74,942,306        52,404,085        69,287,120        27,244,526
                                                       --------------    --------------    --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       49,517,832        39,558,160        33,756,719        10,409,672
                                                       --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   46,679,912    $   38,558,648    $   30,026,593    $   20,026,641
                                                       ==============    ==============    ==============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/SMALL      EQ/T. ROWE PRICE
                                                       COMPANY INDEX     GROWTH STOCK
                                                     ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    5,081,397    $           --
 Expenses:
  Less: Asset-based charges.........................       4,797,496         3,334,900
                                                      --------------    --------------
Net Investment Income (Loss)........................         283,901        (3,334,900)
                                                      --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (47,942,631)      (11,405,129)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------    --------------
 Net realized gain (loss)...........................     (47,942,631)      (11,405,129)
                                                      --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     125,840,042        93,287,481
                                                      --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      77,897,411        81,882,352
                                                      --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   78,181,312    $   78,547,452
                                                      ==============    ==============



                                                       EQ/TEMPLETON          EQ/UBS         EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                       GLOBAL EQUITY   GROWTH AND INCOME      COMSTOCK      MID CAP GROWTH
                                                     ---------------- ------------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,398,888     $    448,409      $    2,724,014   $          --
 Expenses:
  Less: Asset-based charges.........................       2,416,588          784,997           2,854,892       4,344,315
                                                      --------------     ------------      --------------   -------------
Net Investment Income (Loss)........................         (17,700)        (336,588)           (130,878)     (4,344,315)
                                                      --------------     ------------      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
  Realized gain distribution from The Trusts........              --               --                  --              --
                                                      --------------     ------------      --------------   -------------
 Net realized gain (loss)...........................     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
                                                      --------------     ------------      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      62,319,576       22,719,844          68,993,230     155,347,475
                                                      --------------     ------------      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      41,342,762       14,897,293          46,477,319     129,522,737
                                                      --------------     ------------      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   41,325,062     $ 14,560,705      $   46,346,441   $ 125,178,422
                                                      ==============     ============      ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                        CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                       PORTFOLIO (b)    PORTFOLIO (b)      PORTFOLIO (b)
                                                     ---------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --                 2
                                                           ---               ---               ---
Net Investment Income (Loss)........................        (1)               --                (2)
                                                           ---               ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --                --
  Realized gain distribution from The Trusts........        --                --                --
                                                           ---               ---               ---
 Net realized gain (loss)...........................        --                --                --
                                                           ---               ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        --                --                21
                                                           ---               ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        --                --                21
                                                           ---               ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $(1)              $--               $19
                                                           ===               ===               ===



                                                      FRANKLIN STRATEGIC    GOLDMAN SACHS     IVY FUNDS VIP
                                                       INCOME SECURITIES     VIT MID CAP        DIVIDEND
                                                           FUND (b)        VALUE FUND (b)   OPPORTUNITIES (b)
                                                     -------------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $   --              $--              $ --
 Expenses:
  Less: Asset-based charges.........................            12               --                 1
                                                            ------              ---              ----
Net Investment Income (Loss)........................           (12)              --                (1)
                                                            ------              ---              ----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --               --                --
  Realized gain distribution from The Trusts........            --               --                --
                                                            ------              ---              ----
 Net realized gain (loss)...........................            --               --                --
                                                            ------              ---              ----
 Change in unrealized appreciation
  (depreciation) of investments.....................            58               (9)              (35)
                                                            ------              ---              ----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            58               (9)              (35)
                                                            ------              ---              ----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $   46              $(9)             $(36)
                                                            ======              ===              ====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                       IVY FUNDS VIP
                                                      IVY FUNDS VIP   GLOBAL NATURAL
                                                        ENERGY (b)     RESOURCES (b)
                                                     --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $--             $  --
 Expenses:
  Less: Asset-based charges.........................       --                 9
                                                          ---             -----
Net Investment Income (Loss)........................       --                (9)
                                                          ---             -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       --                --
  Realized gain distribution from The Trusts........       --                --
                                                          ---             -----
 Net realized gain (loss)...........................       --                --
                                                          ---             -----
 Change in unrealized appreciation
  (depreciation) of investments.....................       (8)             (370)
                                                          ---             -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (8)             (370)
                                                          ---             -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $(8)            $(379)
                                                          ===             =====



                                                                        IVY FUNDS VIP   IVY FUNDS VIP
                                                       IVY FUNDS VIP       MID CAP       SCIENCE AND     IVY FUNDS VIP
                                                      HIGH INCOME (b)     GROWTH (b)      TECHNOLOGY    SMALL CAP GROWTH
                                                     ----------------- --------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   --            $--             $--              $--
 Expenses:
  Less: Asset-based charges.........................          10              1               1               --
                                                          ------            ---             ---              ---
Net Investment Income (Loss)........................         (10)            (1)             (1)              --
                                                          ------            ---             ---              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --             --              --               --
  Realized gain distribution from The Trusts........          --             --              --               --
                                                          ------            ---             ---              ---
 Net realized gain (loss)...........................          --             --              --               --
                                                          ------            ---             ---              ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   97            $(9)            $ 4              $(8)
                                                          ======            ===             ===              ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        LAZARD RETIREMENT
                                                        EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                      EQUITY PORTFOLIO (b)      VALUE PORTFOLIO
                                                     ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $--                     $--
 Expenses:
  Less: Asset-based charges.........................            1                      --
                                                              ---                     ---
Net Investment Income (Loss)........................           (1)                     --
                                                              ---                     ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                      --
  Realized gain distribution from The Trusts........           --                      --
                                                              ---                     ---
 Net realized gain (loss)...........................           --                      --
                                                              ---                     ---
 Change in unrealized appreciation
  (depreciation) of investments.....................           --                      --
                                                              ---                     ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................           --                      --
                                                              ---                     ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $(1)                    $--
                                                              ===                     ===



                                                                                          MULTIMANAGER   MULTIMANAGER
                                                         MULTIMANAGER     MULTIMANAGER   INTERNATIONAL     LARGE CAP
                                                      AGGRESSIVE EQUITY     CORE BOND        EQUITY       CORE EQUITY
                                                     ------------------- -------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      293,191     $ 32,241,641   $   6,317,243   $  1,610,653
 Expenses:
  Less: Asset-based charges.........................        2,083,221       13,183,060       5,787,849      1,586,744
                                                       --------------     ------------   -------------   ------------
Net Investment Income (Loss)........................       (1,790,030)      19,058,581         529,394         23,909
                                                       --------------     ------------   -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,286,920)      (4,260,289)    (40,200,014)    (9,143,855)
  Realized gain distribution from The Trusts........               --        2,313,084              --             --
                                                       --------------     ------------   -------------   ------------
 Net realized gain (loss)...........................      (12,286,920)      (1,947,205)    (40,200,014)    (9,143,855)
                                                       --------------     ------------   -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       18,886,872       40,797,591     140,444,319     38,805,231
                                                       --------------     ------------   -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        6,599,952       38,850,386     100,244,305     29,661,376
                                                       --------------     ------------   -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $    4,809,922     $ 57,908,967   $ 100,773,699   $ 29,685,285
                                                       ==============     ============   =============   ============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER     MULTIMANAGER
                                                         LARGE CAP        LARGE CAP
                                                          GROWTH            VALUE
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      289,497   $    6,343,595
 Expenses:
  Less: Asset-based charges.........................       2,638,304        5,111,962
                                                      --------------   --------------
Net Investment Income (Loss)........................      (2,348,807)       1,231,633
                                                      --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,651,082)     (46,653,561)
  Realized gain distribution from The Trusts........              --               --
                                                      --------------   --------------
 Net realized gain (loss)...........................     (20,651,082)     (46,653,561)
                                                      --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      78,511,066      112,693,080
                                                      --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      57,859,984       66,039,519
                                                      --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   55,511,177   $   67,271,152
                                                      ==============   ==============



                                                       MULTIMANAGER                     MULTIMANAGER     MULTIMANAGER
                                                          MID CAP       MULTIMANAGER    MULTI-SECTOR       SMALL CAP
                                                          GROWTH       MID CAP VALUE        BOND            GROWTH
                                                     ---------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           --   $   8,551,261   $   25,191,451   $           --
 Expenses:
  Less: Asset-based charges.........................       3,614,543       4,033,814        7,997,328        2,370,794
                                                      --------------   -------------   --------------   --------------
Net Investment Income (Loss)........................      (3,614,543)      4,517,447       17,194,123       (2,370,794)
                                                      --------------   -------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
  Realized gain distribution from The Trusts........              --              --               --               --
                                                      --------------   -------------   --------------   --------------
 Net realized gain (loss)...........................     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
                                                      --------------   -------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     114,933,970     131,949,303       87,731,032       74,520,459
                                                      --------------   -------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      89,273,923      96,179,760       24,554,667       50,868,421
                                                      --------------   -------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   85,659,380   $ 100,697,207   $   41,748,790   $   48,497,627
                                                      ==============   =============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP      MULTIMANAGER
                                                           VALUE         TECHNOLOGY
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    3,758,557   $          --
 Expenses:
  Less: Asset-based charges.........................       5,303,818       3,925,576
                                                      --------------   -------------
Net Investment Income (Loss)........................      (1,545,261)     (3,925,576)
                                                      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (60,110,466)    (24,402,155)
  Realized gain distribution from The Trusts........              --              --
                                                      --------------   -------------
 Net realized gain (loss)...........................     (60,110,466)    (24,402,155)
                                                      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     145,403,986     146,694,797
                                                      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      85,293,520     122,292,642
                                                      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   83,748,259   $ 118,367,066
                                                      ==============   =============



                                                        PIMCO VARIABLE         PIMCO VARIABLE       PIMCO VARIABLE
                                                        INSURANCE TRUST        INSURANCE TRUST      INSURANCE TRUST
                                                       EMERGING MARKETS          REAL RETURN         TOTAL RETURN    PROFUND VP
                                                      BOND PORTFOLIO (b)   STRATEGY PORTFOLIO (b)    PORTFOLIO (b)    BEAR (b)
                                                     -------------------- ------------------------ ---------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $  82                 $ --                   $ --           $--
 Expenses:
  Less: Asset-based charges.........................           18                    5                      6             2
                                                            -----                 ----                   ----           ---
Net Investment Income (Loss)........................           64                   (5)                    (6)           (2)
                                                            -----                 ----                   ----           ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                   --                     --            --
  Realized gain distribution from The Trusts........           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Net realized gain (loss)...........................           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         (162)                 (21)                   (46)           65
                                                            -----                 ----                   ----           ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (162)                 (15)                   (31)           65
                                                            -----                 ----                   ----           ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $ (98)                $(20)                  $(37)          $63
                                                            =====                 ====                   ====           ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          PROFUND VP      TARGET 2035   TARGET 2045
                                                      BIOTECHNOLOGY (b)    ALLOCATION    ALLOCATION
                                                     ------------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --            $ 32,204      $ 31,332
 Expenses:
  Less: Asset-based charges.........................           1                  --            --
                                                            ----            --------      --------
Net Investment Income (Loss)........................          (1)             32,204        31,332
                                                            ----            --------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                  --            --
  Realized gain distribution from The Trusts........          --               2,803         3,755
                                                            ----            --------      --------
 Net realized gain (loss)...........................          --               2,803         3,755
                                                            ----            --------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         (35)            152,774       159,872
                                                            ----            --------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (35)            155,577       163,627
                                                            ----            --------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $(36)           $187,781      $194,959
                                                            ====            ========      ========



                                                           TEMPLETON             TEMPLETON            VAN ECK
                                                       DEVELOPING MARKETS       GLOBAL BOND       WORLDWIDE HARD
                                                      SECURITIES FUND (b)   SECURITIES FUND (b)   ASSETS FUND (b)
                                                     --------------------- --------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --                   $--                $  --
 Expenses:
  Less: Asset-based charges.........................           4                     3                    2
                                                            ----                   ---                -----
Net Investment Income (Loss)........................          (4)                   (3)                  (2)
                                                            ----                   ---                -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                    --                   --
  Realized gain distribution from The Trusts........          --                    --                   --
                                                            ----                   ---                -----
 Net realized gain (loss)...........................          --                    --                   --
                                                            ----                   ---                -----
 Change in unrealized appreciation
  (depreciation) of investments.....................         174                    45                 (207)
                                                            ----                   ---                -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         174                    45                 (207)
                                                            ----                   ---                -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $170                   $42                $(209)
                                                            ====                   ===                =====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                      AIM V.I. GLOBAL         AIM V.I. MID CAP
                                                   REAL ESTATE FUND* (b)   CORE EQUITY FUND* (b)
                                                  ----------------------- -----------------------
                                                            2009                    2009
                                                  ----------------------- -----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $ --
 Net realized gain (loss) on investments.........              --                    --
 Change in unrealized appreciation
  (depreciation) of investments..................              10                    (5)
                                                          -------                  ----
 Net Increase (decrease) in net assets from
  operations.....................................               9                    (5)
                                                          -------                  ----
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          11,500                   639
  Transfers between funds including
   guaranteed interest account, net..............              --                    --
  Transfers for contract benefits and
   terminations..................................              --                    --
  Contract maintenance charges...................              --                    --
                                                          -------                  ----
 Net increase (decrease) in net assets from
  contractowners transactions....................          11,500                   639
                                                          -------                  ----
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                    --
                                                          -------                  ----
Increase (Decrease) in Net Assets................          11,509                   634
Net Assets -- Beginning of Period................              --                    --
                                                          -------                  ----
Net Assets -- End of Period......................         $11,509                  $634
                                                          =======                  ====
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................              --                    --
                                                          =======                  ====
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               1                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................               1                    --
                                                          =======                  ====



                                                      ALL ASSET       AMERICAN CENTURY VP      AXA AGGRESSIVE
                                                   ALLOCATION (b)   MID CAP VALUE FUND* (b)      ALLOCATION
                                                  ---------------- ------------------------- ------------------
                                                        2009                  2009                  2009
                                                  ---------------- ------------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   222               $  3              $  (12,702,194)
 Net realized gain (loss) on investments.........          150                 --                  61,901,922
 Change in unrealized appreciation
  (depreciation) of investments..................          196                (11)                553,620,619
                                                       -------               ----              --------------
 Net Increase (decrease) in net assets from
  operations.....................................          568                 (8)                602,820,347
                                                       -------               ----              --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           --                959                 223,542,346
  Transfers between funds including
   guaranteed interest account, net..............           --                 --                  13,000,917
  Transfers for contract benefits and
   terminations..................................           --                 --                 (85,123,342)
  Contract maintenance charges...................           --                 --                 (39,107,266)
                                                       -------               ----              --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           --                959                 112,312,655
                                                       -------               ----              --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         9,942                 --                     (46,646)
                                                       -------               ----              --------------
Increase (Decrease) in Net Assets................       10,510                951                 715,086,356
Net Assets -- Beginning of Period................           --                 --               2,198,631,703
                                                       -------               ----              --------------
Net Assets -- End of Period......................      $10,510               $951              $2,913,718,059
                                                       =======               ====              ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................           --                 --                           3
 Redeemed........................................           --                 --                          --
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                           3
                                                       =======               ====              ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           --                 --                      56,105
 Redeemed........................................           --                 --                     (41,587)
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                      14,518
                                                       =======               ====              ==============



                                                    AXA AGGRESSIVE
                                                      ALLOCATION
                                                  -------------------
                                                          2008
                                                  -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $       3,936,104
 Net realized gain (loss) on investments.........        131,282,366
 Change in unrealized appreciation
  (depreciation) of investments..................     (1,449,797,143)
                                                   -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     (1,314,578,673)
                                                   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        779,016,877
  Transfers between funds including
   guaranteed interest account, net..............         75,436,777
  Transfers for contract benefits and
   terminations..................................        (99,788,750)
  Contract maintenance charges...................        (29,008,368)
                                                   -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        725,656,536
                                                   -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (405,768)
                                                   -----------------
Increase (Decrease) in Net Assets................       (589,327,905)
Net Assets -- Beginning of Period................      2,787,959,608
                                                   -----------------
Net Assets -- End of Period......................  $   2,198,631,703
                                                   =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                 --
 Redeemed........................................                 --
                                                   -----------------
 Net Increase (Decrease).........................                 --
                                                   =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................             87,524
 Redeemed........................................            (26,948)
                                                   -----------------
 Net Increase (Decrease).........................             60,576
                                                   =================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA BALANCED            AXA CONSERVATIVE
                                                    STRATEGY (a)               ALLOCATION
                                                  --------------- -------------------------------------
                                                        2009             2009               2008
                                                  --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   680,479     $   14,638,419     $   47,036,051
 Net realized gain (loss) on investments.........       535,902        (23,216,373)        (7,608,777)
 Change in unrealized appreciation
  (depreciation) of investments..................       754,528        157,791,510       (159,266,295)
                                                    -----------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,970,909        149,213,556       (119,839,021)
                                                    -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........    79,291,653        152,514,419        224,125,509
  Transfers between funds including
   guaranteed interest account, net..............    12,046,790        377,779,118        820,180,316
  Transfers for contract benefits and
   terminations..................................      (130,041)      (104,850,458)       (87,145,892)
  Contract maintenance charges...................           (70)       (22,090,232)        (9,569,855)
                                                    -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    91,208,332        403,352,847        947,590,078
                                                    -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        110,000                 --            327,000
                                                    -----------     --------------     --------------
Increase (Decrease) in Net Assets................    93,289,241        552,566,403        828,078,057
Net Assets -- Beginning of Period................            --      1,340,768,352        512,690,295
                                                    -----------     --------------     --------------
Net Assets -- End of Period......................   $93,289,241     $1,893,334,755     $1,340,768,352
                                                    ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                 --                 --
 Redeemed........................................            --                 --                 --
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................            --                 --                 --
                                                    ===========     ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         8,389             93,356            113,047
 Redeemed........................................          (114)           (53,577)           (26,206)
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................         8,275             39,779             86,841
                                                    ===========     ==============     ==============



                                                     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                   GROWTH STRATEGY (a)     STRATEGY (a)
                                                  --------------------- ------------------
                                                           2009                2009
                                                  --------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   516,178         $   412,192
 Net realized gain (loss) on investments.........          244,365              86,596
 Change in unrealized appreciation
  (depreciation) of investments..................           82,731            (299,450)
                                                       -----------         -----------
 Net Increase (decrease) in net assets from
  operations.....................................          843,274             199,338
                                                       -----------         -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       45,961,434          27,686,539
  Transfers between funds including
   guaranteed interest account, net..............        7,104,601           5,307,743
  Transfers for contract benefits and
   terminations..................................         (106,386)           (122,238)
  Contract maintenance charges...................              (21)                 (2)
                                                       -----------         -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................       52,959,628          32,872,042
                                                       -----------         -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           100,000              99,999
                                                       -----------         -----------
Increase (Decrease) in Net Assets................       53,902,902          33,171,379
Net Assets -- Beginning of Period................               --                  --
                                                       -----------         -----------
Net Assets -- End of Period......................      $53,902,902         $33,171,379
                                                       ===========         ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                       -----------         ----------
 Net Increase (Decrease).........................               --                 --
                                                       ===========         ==========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            4,880              3,191
 Redeemed........................................              (47)               (82)
                                                       -----------         ----------
 Net Increase (Decrease).........................            4,833              3,109
                                                       ===========         ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                               ALLOCATION                 STRATEGY (a)
                                                  ------------------------------------- ----------------
                                                         2009               2008              2009
                                                  ------------------ ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,051,983     $   29,928,322     $    770,493
 Net realized gain (loss) on investments.........       29,554,658          6,879,854          955,020
 Change in unrealized appreciation
  (depreciation) of investments..................      156,537,422       (315,384,042)       3,895,194
                                                    --------------     --------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      193,144,063       (278,575,866)       5,620,707
                                                    --------------     --------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      144,801,364        292,413,908      169,843,492
  Transfers between funds including
   guaranteed interest account, net..............      205,477,444        309,105,532       21,199,210
  Transfers for contract benefits and
   terminations..................................      (84,418,936)       (97,480,974)        (523,922)
  Contract maintenance charges...................      (18,367,816)       (11,725,004)            (297)
                                                    --------------     --------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      247,492,056        492,313,462      190,518,483
                                                    --------------     --------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            14,000             17,098          110,000
                                                    --------------     --------------     ------------
Increase (Decrease) in Net Assets................      440,650,119        213,754,694      196,249,190
Net Assets -- Beginning of Period................    1,241,918,705      1,028,164,011               --
                                                    --------------     --------------     ------------
Net Assets -- End of Period......................   $1,682,568,824     $1,241,918,705     $196,249,190
                                                    ==============     ==============     ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --               --
 Redeemed........................................               --                 --               --
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................               --                 --               --
                                                    ==============     ==============     ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           49,081             66,914           16,746
 Redeemed........................................          (23,515)           (23,283)             (56)
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................           25,566             43,631           16,690
                                                    ==============     ==============     ============



                                                               AXA MODERATE                  AXA MODERATE
                                                                ALLOCATION                GROWTH STRATEGY (a)
                                                  -------------------------------------- --------------------
                                                         2009                2008                2009
                                                  ------------------ ------------------- --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (2,683,945)   $     144,603,235      $  1,173,723
 Net realized gain (loss) on investments.........      308,688,363          240,684,807         1,201,181
 Change in unrealized appreciation
  (depreciation) of investments..................      647,151,022       (2,048,184,961)        3,128,717
                                                    --------------    -----------------      ------------
 Net Increase (decrease) in net assets from
  operations.....................................      953,155,440       (1,662,896,919)        5,503,621
                                                    --------------    -----------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      659,910,353        1,414,673,639       189,621,506
  Transfers between funds including
   guaranteed interest account, net..............      593,807,303          452,134,313        19,930,669
  Transfers for contract benefits and
   terminations..................................     (325,164,385)        (367,318,946)         (335,398)
  Contract maintenance charges...................      (78,875,394)         (55,459,239)              (44)
                                                    --------------    -----------------      ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      849,677,877        1,444,029,767       209,216,733
                                                    --------------    -----------------      ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             9,500             (242,999)          100,000
                                                    --------------    -----------------      ------------
Increase (Decrease) in Net Assets................    1,802,842,817         (219,110,151)      214,820,354
Net Assets -- Beginning of Period................    5,362,020,192        5,581,130,343                --
                                                    --------------    -----------------      ------------
Net Assets -- End of Period......................   $7,164,863,009    $   5,362,020,192      $214,820,354
                                                    ==============    =================      ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                   --                --
 Redeemed........................................               --                   --                --
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................                2                   --                --
                                                    ==============    =================      ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          104,723              125,254            18,446
 Redeemed........................................          (33,617)             (26,736)              (75)
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................           71,106               98,518            18,371
                                                    ==============    =================      ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE-PLUS
                                                                ALLOCATION
                                                  ---------------------------------------
                                                          2009                2008
                                                  ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (12,989,843)   $      83,344,261
 Net realized gain (loss) on investments.........       560,417,021          454,578,706
 Change in unrealized appreciation
  (depreciation) of investments..................     1,232,444,209       (4,240,331,255)
                                                    ---------------    -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,779,871,387       (3,702,408,288)
                                                    ---------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       715,346,985        2,281,673,853
  Transfers between funds including
   guaranteed interest account, net..............       298,695,560          310,927,122
  Transfers for contract benefits and
   terminations..................................      (374,477,153)        (454,122,102)
  Contract maintenance charges...................      (134,003,544)        (102,426,627)
                                                    ---------------    -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       505,561,848        2,036,052,246
                                                    ---------------    -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            110,647              (30,197)
                                                    ---------------    -----------------
Increase (Decrease) in Net Assets................     2,285,543,882       (1,666,386,239)
Net Assets -- Beginning of Period................     8,197,834,399        9,864,220,638
                                                    ---------------    -----------------
Net Assets -- End of Period......................   $10,483,378,281    $   8,197,834,399
                                                    ===============    =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                33                   --
 Redeemed........................................                --                   --
                                                    ---------------    -----------------
 Net Increase (Decrease).........................                33                   --
                                                    ===============    =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           123,441              220,674
 Redeemed........................................           (68,006)             (56,396)
                                                    ---------------    -----------------
 Net Increase (Decrease).........................            55,435              164,278
                                                    ===============    =================



                                                      AXA TACTICAL         AXA TACTICAL        AXA TACTICAL
                                                   MANAGER 2000 I (a)   MANAGER 400 I (a)   MANAGER 500 I (a)
                                                  -------------------- ------------------- -------------------
                                                          2009                 2009                2009
                                                  -------------------- ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    148             $    201            $    534
 Net realized gain (loss) on investments.........             --                   --                  --
 Change in unrealized appreciation
  (depreciation) of investments..................         34,067               36,489              32,885
                                                        --------             --------            --------
 Net Increase (decrease) in net assets from
  operations.....................................         34,215               36,690              33,419
                                                        --------             --------            --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         78,016               74,833             260,178
  Transfers between funds including
   guaranteed interest account, net..............             --                   --                  --
  Transfers for contract benefits and
   terminations..................................             --                   --                  --
  Contract maintenance charges...................             --                   --                  --
                                                        --------             --------            --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         78,016               74,833             260,178
                                                        --------             --------            --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000              210,000             210,000
                                                        --------             --------            --------
Increase (Decrease) in Net Assets................        322,231              321,523             503,597
Net Assets -- Beginning of Period................             --                   --                  --
                                                        --------             --------            --------
Net Assets -- End of Period......................       $322,231             $321,523            $503,597
                                                        ========             ========            ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --                  --
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................             --                   --                  --
                                                        ========             ========            ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              7                    7                  25
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................              7                    7                  25
                                                        ========             ========            ========



                                                      AXA TACTICAL
                                                         MANAGER
                                                   INTERNATIONAL I (a)
                                                  --------------------
                                                          2009
                                                  --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    778
 Net realized gain (loss) on investments.........            715
 Change in unrealized appreciation
  (depreciation) of investments..................         25,574
                                                        --------
 Net Increase (decrease) in net assets from
  operations.....................................         27,067
                                                        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         79,714
  Transfers between funds including
   guaranteed interest account, net..............             --
  Transfers for contract benefits and
   terminations..................................             --
  Contract maintenance charges...................             --
                                                        --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         79,714
                                                        --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000
                                                        --------
Increase (Decrease) in Net Assets................        316,781
Net Assets -- Beginning of Period................             --
                                                        --------
Net Assets -- End of Period......................       $316,781
                                                        ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................             --
                                                        ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              8
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................              8
                                                        ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        BLACKROCK GLOBAL             EQ/ALLIANCEBERNSTEIN
                                                   ALLOCATION V.I. FUND* (b)            INTERNATIONAL
                                                  --------------------------- ----------------------------------
                                                              2009                  2009              2008
                                                  --------------------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $  1,079            $   5,690,996    $    12,477,227
 Net realized gain (loss) on investments.........                --              (91,509,083)        24,979,731
 Change in unrealized appreciation
  (depreciation) of investments..................            (2,268)             232,468,311       (689,165,353)
                                                           --------            -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................            (1,189)             146,650,224       (651,708,395)
                                                           --------            -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           644,972               25,408,173        115,436,752
  Transfers between funds including
   guaranteed interest account, net..............                --              (40,078,664)       (74,025,783)
  Transfers for contract benefits and
   terminations..................................                --              (26,744,869)       (55,977,050)
  Contract maintenance charges...................                --               (9,506,547)       (10,506,171)
                                                           --------            -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           644,972              (50,921,907)       (25,072,252)
                                                           --------            -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 25                   35,500           (150,998)
                                                           --------            -------------    ---------------
Increase (Decrease) in Net Assets................           643,808               95,763,817       (676,931,645)
Net Assets -- Beginning of Period................                --              607,988,616      1,284,920,261
                                                           --------            -------------    ---------------
Net Assets -- End of Period......................          $643,808            $ 703,752,433    $   607,988,616
                                                           ========            =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                       --                 --
 Redeemed........................................                --                       --                 --
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                --                       --                 --
                                                           ========            =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                63                    6,780             10,714
 Redeemed........................................                --                  (11,521)           (12,308)
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                63                   (4,741)            (1,594)
                                                           ========            =============    ===============



                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,310,132)   $    (6,084,011)
 Net realized gain (loss) on investments.........    (34,343,729)        (8,309,262)
 Change in unrealized appreciation
  (depreciation) of investments..................    128,581,249       (222,476,523)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     89,927,388       (236,869,796)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,021,593         37,063,336
  Transfers between funds including
   guaranteed interest account, net..............    (19,645,959)       (12,427,376)
  Transfers for contract benefits and
   terminations..................................    (15,544,293)       (30,315,140)
  Contract maintenance charges...................     (4,041,448)        (3,982,954)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (28,210,107)        (9,662,134)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          14,000           (186,999)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     61,731,281       (246,718,929)
Net Assets -- Beginning of Period................    280,421,943        527,140,872
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 342,153,224    $   280,421,943
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,574              5,966
 Redeemed........................................         (5,924)            (6,343)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (2,350)              (377)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AXA FRANKLIN                     EQ/BLACKROCK
                                                        SMALL CAP VALUE CORE                BASIC VALUE EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (384,619)   $     (282,146)  $   7,754,718    $     1,906,849
 Net realized gain (loss) on investments.........    (17,913,800)       (8,686,880)    (35,090,646)        (6,807,761)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,569,835       (21,900,745)    189,036,589       (305,492,350)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     20,271,416       (30,869,771)    161,700,661       (310,393,262)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,311,029        21,810,440      47,095,848         61,465,787
  Transfers between funds including
   guaranteed interest account, net..............     (1,956,707)       29,154,742      51,752,878         (1,458,766)
  Transfers for contract benefits and
   terminations..................................     (3,890,916)       (3,083,154)    (29,184,159)       (49,860,219)
  Contract maintenance charges...................     (1,258,682)         (794,269)     (8,147,908)        (6,975,396)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      7,204,724        47,087,759      61,516,659          3,171,406
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               3        (2,911,325)         28,000            109,003
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     27,476,143        13,306,663     223,245,320       (307,112,853)
Net Assets -- Beginning of Period................     74,531,038        61,224,375     522,266,147        829,379,000
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 102,007,181    $   74,531,038   $ 745,511,467    $   522,266,147
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,410            10,493          12,385              9,070
 Redeemed........................................         (5,439)           (4,820)         (6,336)            (7,786)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            971             5,673           6,049              1,284
                                                   =============    ==============   =============    ===============



                                                             EQ/BLACKROCK
                                                         INTERNATIONAL VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,882,645    $     6,280,675
 Net realized gain (loss) on investments.........    (48,807,629)        21,522,769
 Change in unrealized appreciation
  (depreciation) of investments..................    208,617,978       (506,344,124)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    163,692,994       (478,540,680)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,971,529         73,740,015
  Transfers between funds including
   guaranteed interest account, net..............     (1,068,641)       (81,316,769)
  Transfers for contract benefits and
   terminations..................................    (30,573,768)       (57,703,962)
  Contract maintenance charges...................     (8,607,247)        (8,272,098)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (13,278,127)       (73,552,814)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (299,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    150,414,867       (552,392,494)
Net Assets -- Beginning of Period................    592,888,008      1,145,280,502
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 743,302,875    $   592,888,008
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              1                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,779              6,597
 Redeemed........................................         (7,696)           (10,323)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (917)            (3,726)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/BOSTON ADVISORS                    EQ/CALVERT
                                                            EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                  --------------------------------- --------------------------------
                                                        2009             2008             2009            2008
                                                  ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,779,765    $   1,709,506    $   (474,190)   $     (596,506)
 Net realized gain (loss) on investments.........    (25,947,444)      (5,007,006)     (3,614,940)         (675,783)
 Change in unrealized appreciation
  (depreciation) of investments..................     43,864,420      (66,805,964)     14,488,579       (28,608,826)
                                                   -------------    -------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,696,741      (70,103,464)     10,399,449       (29,881,115)
                                                   -------------    -------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,478,474       25,954,321       1,296,389         5,781,713
  Transfers between funds including
   guaranteed interest account, net..............     (4,971,161)      10,982,143          77,436         1,659,449
  Transfers for contract benefits and
   terminations..................................     (6,227,957)      (9,708,716)     (1,594,732)       (3,334,442)
  Contract maintenance charges...................     (2,312,153)      (1,874,063)       (592,183)         (526,541)
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,967,203       25,353,685        (813,090)        3,580,179
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (127,317)             --           (31,001)
                                                   -------------    -------------    ------------    --------------
Increase (Decrease) in Net Assets................     24,663,944      (44,877,096)      9,586,359       (26,331,937)
Net Assets -- Beginning of Period................    157,471,117      202,348,213      36,094,424        62,426,361
                                                   -------------    -------------    ------------    --------------
Net Assets -- End of Period......................  $ 182,135,061    $ 157,471,117    $ 45,680,783    $   36,094,424
                                                   =============    =============    ============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --              --                --
 Redeemed........................................             --               --              --                --
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................             --               --              --                --
                                                   =============    =============    ============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,993           15,282             760             1,822
 Redeemed........................................        (11,017)          (7,368)           (900)           (1,489)
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................          3,976            7,914            (140)              333
                                                   =============    =============    ============    ==============



                                                              EQ/CAPITAL
                                                           GUARDIAN GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,324,947)   $    (4,829,881)
 Net realized gain (loss) on investments.........    (17,504,333)        (3,137,954)
 Change in unrealized appreciation
  (depreciation) of investments..................    101,412,213       (175,765,854)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     80,582,933       (183,733,689)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,812,945         36,011,938
  Transfers between funds including
   guaranteed interest account, net..............     (9,163,405)           272,383
  Transfers for contract benefits and
   terminations..................................    (14,604,093)       (24,908,574)
  Contract maintenance charges...................     (4,076,869)        (3,683,428)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,031,422)         7,692,319
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (314,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     63,551,511       (176,356,368)
Net Assets -- Beginning of Period................    263,939,219        440,295,587
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 327,490,730    $   263,939,219
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,817              6,098
 Redeemed........................................         (5,720)            (5,209)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,903)               889
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/CAPITAL                          EQ/COMMON
                                                           GUARDIAN RESEARCH                    STOCK INDEX (k)
                                                  ------------------------------------ ----------------------------------
                                                         2009               2008             2009              2008
                                                  ------------------ ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,379,917)     $    (6,249,033)  $   2,301,315    $     1,660,456
 Net realized gain (loss) on investments.........    (36,538,854)          34,860,177     (47,722,505)        (9,877,898)
 Change in unrealized appreciation
  (depreciation) of investments..................    244,976,815         (581,110,378)    205,511,015       (509,119,672)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    206,058,044         (552,499,234)    160,089,825       (517,337,114)
                                                    ------------      ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,307,833           25,369,585      27,411,518         56,901,214
  Transfers between funds including
   guaranteed interest account, net..............    (34,828,972)        (105,957,845)     16,577,675        (59,248,095)
  Transfers for contract benefits and
   terminations..................................    (50,856,646)         (95,335,590)    (36,812,734)       (75,547,301)
  Contract maintenance charges...................    (10,184,939)         (11,096,916)     (8,842,041)        (8,801,481)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (81,562,724)        (187,020,766)     (1,665,582)       (86,695,663)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              (3)           (58,999)         52,999             78,001
                                                    ------------      ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    124,495,317         (739,578,999)    158,477,242       (603,954,776)
Net Assets -- Beginning of Period................    757,792,183        1,497,371,182     617,645,189      1,221,599,965
                                                    ------------      ---------------   -------------    ---------------
Net Assets -- End of Period......................   $882,287,500      $   757,792,183   $ 776,122,431    $   617,645,189
                                                    ============      ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --              --                 --
 Redeemed........................................             --                   --              --                 --
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                   --              --                 --
                                                    ============      ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,268                2,925          18,068              4,910
 Redeemed........................................        (13,083)             (19,878)        (16,682)            (6,642)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (9,815)             (16,953)          1,386             (1,732)
                                                    ============      ===============   =============    ===============



                                                                EQ/CORE
                                                             BOND INDEX (i)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   10,471,800    $    28,459,286
 Net realized gain (loss) on investments.........      (41,741,742)       (33,827,360)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,863,152       (114,440,875)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................        5,593,210       (119,808,949)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       54,084,596         42,075,735
  Transfers between funds including
   guaranteed interest account, net..............      116,014,734       (172,293,479)
  Transfers for contract benefits and
   terminations..................................      (64,156,687)       (97,989,775)
  Contract maintenance charges...................      (10,743,977)       (10,044,167)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       95,198,666       (238,251,686)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (4,574)           (76,301)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      100,787,302       (358,136,936)
Net Assets -- Beginning of Period................      913,345,047      1,271,481,983
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,014,132,349    $   913,345,047
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           45,162              6,426
 Redeemed........................................          (35,945)           (25,935)
                                                    --------------    ---------------
 Net Increase (Decrease).........................            9,217            (19,509)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/DAVIS NEW
                                                             YORK VENTURE                    EQ/EQUITY 500 INDEX
                                                  ---------------------------------- ------------------------------------
                                                        2009              2008              2009               2008
                                                  ---------------- ----------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     640,433    $    (2,474,216)   $    4,911,710    $     3,267,677
 Net realized gain (loss) on investments.........    (26,279,448)       (11,064,766)      (58,830,916)        13,446,841
 Change in unrealized appreciation
  (depreciation) of investments..................    105,138,412       (130,689,555)      280,996,890       (588,331,784)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     79,499,397       (144,228,537)      227,077,684       (571,617,266)
                                                   -------------    ---------------    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,370,499         75,415,343        71,573,078         68,657,789
  Transfers between funds including
   guaranteed interest account, net..............     10,733,646         51,212,766         5,751,524        (44,788,116)
  Transfers for contract benefits and
   terminations..................................    (10,072,230)       (10,623,100)      (53,397,314)      (104,782,497)
  Contract maintenance charges...................     (4,411,886)        (3,106,524)      (12,149,395)       (11,655,065)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     16,620,029        112,898,485        11,777,893        (92,567,889)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           8,002         (3,180,596)           39,999           (380,000)
                                                   -------------    ---------------    --------------    ---------------
Increase (Decrease) in Net Assets................     96,127,428        (34,510,648)      238,895,576       (664,565,155)
Net Assets -- Beginning of Period................    242,909,969        277,420,617       912,777,058      1,577,342,213
                                                   -------------    ---------------    --------------    ---------------
Net Assets -- End of Period......................  $ 339,037,397    $   242,909,969    $1,151,672,634    $   912,777,058
                                                   =============    ===============    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --                 3                 --
 Redeemed........................................             --                 --                --                 --
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................             --                 --                 3                 --
                                                   =============    ===============    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,250             17,626            17,357             10,494
 Redeemed........................................         (6,767)            (5,762)          (13,473)           (12,666)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................          2,483             11,864             3,884             (2,172)
                                                   =============    ===============    ==============    ===============



                                                          EQ/EQUITY GROWTH PLUS
                                                  -------------------------------------
                                                         2009               2008
                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (7,263,176)    $   (8,227,112)
 Net realized gain (loss) on investments.........      (52,280,543)        39,820,399
 Change in unrealized appreciation
  (depreciation) of investments..................      342,994,624       (832,575,684)
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      283,450,905       (800,982,397)
                                                    --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       43,966,701        168,142,262
  Transfers between funds including
   guaranteed interest account, net..............      (83,152,124)       (23,278,056)
  Transfers for contract benefits and
   terminations..................................      (53,534,351)       (92,517,279)
  Contract maintenance charges...................      (17,627,653)       (17,082,652)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (110,347,427)        35,264,275
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (7,448)          (487,000)
                                                    --------------     --------------
Increase (Decrease) in Net Assets................      173,096,030       (766,205,122)
Net Assets -- Beginning of Period................    1,143,654,720      1,909,859,842
                                                    --------------     --------------
Net Assets -- End of Period......................   $1,316,750,750     $1,143,654,720
                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------     --------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            7,641             18,185
 Redeemed........................................          (17,554)           (15,258)
                                                    --------------     --------------
 Net Increase (Decrease).........................           (9,913)             2,927
                                                    ==============     ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/EVERGREEN                        EQ/FRANKLIN
                                                                OMEGA                          CORE BALANCED
                                                  --------------------------------- ------------------------------------
                                                        2009             2008              2009               2008
                                                  ---------------- ---------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,421,440)   $  (1,287,298)    $ 22,140,075      $    26,339,942
 Net realized gain (loss) on investments.........     (9,138,410)      (4,442,278)     (41,977,203)         (25,473,569)
 Change in unrealized appreciation
  (depreciation) of investments..................     77,956,029      (45,017,948)     149,692,792         (210,034,118)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     66,396,179      (50,747,524)     129,855,664         (209,167,745)
                                                    ------------    -------------     ------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     27,940,701       10,409,823       20,356,133           76,510,415
  Transfers between funds including
   guaranteed interest account, net..............     83,688,347        5,139,584       54,640,839           (8,634,358)
  Transfers for contract benefits and
   terminations..................................     (9,008,466)     (10,628,166)     (25,586,167)         (28,787,766)
  Contract maintenance charges...................     (2,575,434)      (1,701,654)      (7,929,027)          (6,278,297)
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    100,045,148        3,219,587       41,481,778           32,809,994
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (12,300)              (3)        (3,000,828)
                                                    ------------    -------------     ------------      ---------------
Increase (Decrease) in Net Assets................    166,441,327      (47,540,237)     171,337,439         (179,358,579)
Net Assets -- Beginning of Period................    129,004,382      176,544,619      425,712,289          605,070,868
                                                    ------------    -------------     ------------      ---------------
Net Assets -- End of Period......................   $295,445,709    $ 129,004,382     $597,049,728      $   425,712,289
                                                    ============    =============     ============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                   --
 Redeemed........................................             --               --               --                   --
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................             --               --               --                   --
                                                    ============    =============     ============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,711            6,380           15,593               17,101
 Redeemed........................................         (4,717)          (6,001)         (10,086)             (14,077)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................          9,994              379            5,507                3,024
                                                    ============    =============     ============      ===============



                                                               EQ/FRANKLIN
                                                           TEMPLETON ALLOCATION
                                                  --------------------------------------
                                                          2009                2008
                                                  -------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................    $   10,740,102      $    35,966,558
 Net realized gain (loss) on investments.........       (68,257,655)         (26,485,382)
 Change in unrealized appreciation
  (depreciation) of investments..................       343,049,903         (501,379,956)
                                                     --------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................       285,532,350         (491,898,780)
                                                     --------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        73,834,498          520,219,218
  Transfers between funds including
   guaranteed interest account, net..............        51,895,312          223,763,310
  Transfers for contract benefits and
   terminations..................................       (48,492,082)         (39,830,059)
  Contract maintenance charges...................       (17,534,193)          (9,501,659)
                                                     --------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        59,703,535          694,650,810
                                                     --------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 (1)           (42,839)
                                                     --------------      ---------------
Increase (Decrease) in Net Assets................       345,235,884          202,709,191
Net Assets -- Beginning of Period................       996,121,628          793,412,437
                                                     --------------      ---------------
Net Assets -- End of Period......................    $1,341,357,512      $   996,121,628
                                                     ==============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                   --
 Redeemed........................................                --                   --
                                                     --------------      ---------------
 Net Increase (Decrease).........................                --                   --
                                                     ==============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            26,660               94,300
 Redeemed........................................           (15,841)              (9,168)
                                                     --------------      ---------------
 Net Increase (Decrease).........................            10,819               85,132
                                                     ==============      ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/GAMCO MERGERS                    EQ/GAMCO SMALL
                                                          AND ACQUISITIONS                    COMPANY VALUE
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (1,793,681)   $  (1,223,527)   $  (5,050,034)   $    (3,884,593)
 Net realized gain (loss) on investments.........     (5,766,872)       1,037,676      (22,466,131)         6,189,537
 Change in unrealized appreciation
  (depreciation) of investments..................     24,311,739      (20,056,018)     198,092,476       (172,866,113)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     16,751,186      (20,241,869)     170,576,311       (170,561,169)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,583,314       16,641,524       32,344,187         87,585,184
  Transfers between funds including
   guaranteed interest account, net..............     10,433,400      (10,708,187)      49,285,762         28,597,473
  Transfers for contract benefits and
   terminations..................................     (4,763,059)      (5,144,520)     (17,447,466)       (18,342,653)
  Contract maintenance charges...................     (1,934,627)      (1,465,331)      (7,485,896)        (5,098,441)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,319,028         (676,514)      56,696,587         92,741,563
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,653          (33,346)          11,001            (45,513)
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     27,071,867      (20,951,729)     227,283,899        (77,865,119)
Net Assets -- Beginning of Period................    111,018,013      131,969,742      392,716,712        470,581,831
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $138,089,880    $ 111,018,013    $ 620,000,611    $   392,716,712
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                2                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --                2                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,139            3,900            5,849              6,224
 Redeemed........................................         (3,222)          (3,992)          (3,498)            (3,104)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            917              (92)           2,351              3,120
                                                    ============    =============    =============    ===============



                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (2,705,164)   $  65,495,492
 Net realized gain (loss) on investments.........    (23,317,739)       7,956,127
 Change in unrealized appreciation
  (depreciation) of investments..................     26,152,690      (67,209,876)
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................        129,787        6,241,743
                                                   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,603,211       73,793,425
  Transfers between funds including
   guaranteed interest account, net..............      5,029,126      162,751,963
  Transfers for contract benefits and
   terminations..................................    (17,427,569)     (20,102,077)
  Contract maintenance charges...................     (5,422,618)      (3,679,230)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        782,150      212,764,081
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,000       (5,766,813)
                                                   -------------    -------------
Increase (Decrease) in Net Assets................        912,937      213,239,011
Net Assets -- Beginning of Period................    413,319,116      200,080,105
                                                   -------------    -------------
Net Assets -- End of Period......................  $ 414,232,053    $ 413,319,116
                                                   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              2               --
 Redeemed........................................             --               --
                                                   -------------    -------------
 Net Increase (Decrease).........................              2               --
                                                   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         11,490           34,200
 Redeemed........................................        (11,571)         (15,567)
                                                   -------------    -------------
 Net Increase (Decrease).........................            (81)          18,633
                                                   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/GLOBAL
                                                          MULTI-SECTOR EQUITY
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (1,338,538)   $  (15,752,805)
 Net realized gain (loss) on investments.........     (134,958,138)       65,154,201
 Change in unrealized appreciation
  (depreciation) of investments..................      486,494,355      (985,591,293)
                                                    --------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      350,197,679      (936,189,897)
                                                    --------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       38,055,350       174,385,806
  Transfers between funds including
   guaranteed interest account, net..............       97,751,626       (86,789,044)
  Transfers for contract benefits and
   terminations..................................      (37,615,341)      (70,211,440)
  Contract maintenance charges...................      (13,705,969)      (12,474,163)
                                                    --------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       84,485,666         4,911,159
                                                    --------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            52,000           (61,501)
                                                    --------------    --------------
Increase (Decrease) in Net Assets................      434,735,345      (931,340,239)
Net Assets -- Beginning of Period................      696,117,827     1,627,458,066
                                                    --------------    --------------
Net Assets -- End of Period......................   $1,130,853,172    $  696,117,827
                                                    ==============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                --
 Redeemed........................................               --                --
                                                    --------------    --------------
 Net Increase (Decrease).........................                2                --
                                                    ==============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           18,642            16,383
 Redeemed........................................          (13,429)          (15,994)
                                                    --------------    --------------
 Net Increase (Decrease).........................            5,213               389
                                                    ==============    ==============



                                                           EQ/INTERMEDIATE                   EQ/INTERNATIONAL
                                                        GOVERNMENT BOND INDEX                   CORE PLUS
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,837,117)   $   7,821,746    $  10,509,388    $        93,764
 Net realized gain (loss) on investments.........     (5,818,927)      (1,366,840)     (46,621,982)        23,751,257
 Change in unrealized appreciation
  (depreciation) of investments..................     (7,140,455)       1,364,716      225,338,883       (488,516,584)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    (14,796,499)       7,819,622      189,226,289       (464,671,563)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     43,007,605       42,004,283       44,406,216         53,379,072
  Transfers between funds including
   guaranteed interest account, net..............    (27,226,727)      94,974,307       19,939,424          9,893,762
  Transfers for contract benefits and
   terminations..................................    (28,373,545)     (36,984,246)     (29,905,952)       (59,946,839)
  Contract maintenance charges...................     (4,494,560)      (3,042,890)      (8,681,146)        (8,694,364)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,087,227)      96,951,454       25,758,542         (5,368,369)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (120,000)          13,199                 --
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................    (31,883,726)     104,651,076      214,998,030       (470,039,932)
Net Assets -- Beginning of Period................    401,670,396      297,019,320      554,322,481      1,024,362,413
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 369,786,670    $ 401,670,396    $ 769,320,511    $   554,322,481
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,039           19,978           10,926             10,626
 Redeemed........................................        (14,458)         (11,686)          (8,760)           (11,142)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................           (419)           8,292            2,166               (516)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF                    GROWTH
                                                  ----------------------------- ----------------------------------
                                                       2009           2008            2009              2008
                                                  ------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  164,334    $     152,463   $    (451,268)   $    (1,175,603)
 Net realized gain (loss) on investments.........      64,865         (319,534)    (26,477,852)        (9,610,248)
 Change in unrealized appreciation
  (depreciation) of investments..................     151,754       (1,432,902)     92,760,178       (105,847,924)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     380,953       (1,599,973)     65,831,058       (116,633,775)
                                                   ----------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          --               --      16,047,281         44,238,330
  Transfers between funds including
   guaranteed interest account, net..............          --               --      33,138,245         14,441,973
  Transfers for contract benefits and
   terminations..................................          --               --      (7,613,344)        (9,281,621)
  Contract maintenance charges...................          --               --      (3,283,507)        (2,559,727)
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................          --               --      38,288,675         46,838,955
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --         (500,000)             --            103,999
                                                   ----------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets................     380,953       (2,099,973)    104,119,733        (69,690,821)
Net Assets -- Beginning of Period................   1,603,884        3,703,857     168,048,135        237,738,956
                                                   ----------    -------------   -------------    ---------------
Net Assets -- End of Period......................  $1,984,837    $   1,603,884   $ 272,167,868    $   168,048,135
                                                   ==========    =============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --               --              --                 --
 Redeemed........................................          --               --              --                 --
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --              --                 --
                                                   ==========    =============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          --               --          10,081             11,798
 Redeemed........................................          --               --          (5,593)            (7,568)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --           4,488              4,230
                                                   ==========    =============   =============    ===============



                                                             EQ/JPMORGAN
                                                         VALUE OPPORTUNITIES
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      97,821    $     1,064,921
 Net realized gain (loss) on investments.........    (29,711,065)       (16,710,861)
 Change in unrealized appreciation
  (depreciation) of investments..................     89,134,293       (141,195,370)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     59,521,049       (156,841,310)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,531,889         10,736,796
  Transfers between funds including
   guaranteed interest account, net..............        180,925        (25,761,728)
  Transfers for contract benefits and
   terminations..................................    (16,280,971)       (35,229,962)
  Contract maintenance charges...................     (2,183,887)        (2,218,023)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (11,752,044)       (52,472,917)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (266,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     47,769,005       (209,581,225)
Net Assets -- Beginning of Period................    210,569,258        420,150,483
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 258,338,263    $   210,569,258
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,078              1,967
 Redeemed........................................         (4,372)            (6,183)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,294)            (4,216)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP                       EQ/LARGE CAP
                                                              CORE PLUS                         GROWTH INDEX
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,946,921    $    (2,128,351)  $   1,765,959    $    (4,384,494)
 Net realized gain (loss) on investments.........    (15,412,420)        (8,730,231)    (13,310,399)          (753,175)
 Change in unrealized appreciation
  (depreciation) of investments..................     42,870,315        (75,404,584)    100,800,552       (145,142,612)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     31,404,816        (86,263,166)     89,256,112       (150,280,281)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,079,841          5,525,159       6,243,861         24,221,650
  Transfers between funds including
   guaranteed interest account, net..............       (335,448)       (10,481,074)      5,339,497         (6,728,431)
  Transfers for contract benefits and
   terminations..................................    (10,302,564)       (21,858,504)    (17,160,470)       (29,710,764)
  Contract maintenance charges...................     (1,417,449)        (1,432,614)     (3,258,354)        (2,752,474)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (6,975,620)       (28,247,033)     (8,835,466)       (14,970,019)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --      (9,101,306)            17,000
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     24,429,196       (114,510,199)     71,319,340       (165,233,300)
Net Assets -- Beginning of Period................    129,360,305        243,870,504     245,932,260        411,165,560
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 153,789,501    $   129,360,305   $ 317,251,600    $   245,932,260
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          2,386              1,617           6,245              6,807
 Redeemed........................................         (3,435)            (4,811)         (8,515)           (10,140)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (1,049)            (3,194)         (2,270)            (3,333)
                                                   =============    ===============   =============    ===============



                                                             EQ/LARGE CAP
                                                             GROWTH PLUS
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (322,957)   $    (3,847,420)
 Net realized gain (loss) on investments.........    (12,614,811)         3,819,000
 Change in unrealized appreciation
  (depreciation) of investments..................     75,552,967       (134,073,469)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     62,615,199       (134,101,889)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,839,377         23,776,388
  Transfers between funds including
   guaranteed interest account, net..............     (3,677,177)       (34,904,608)
  Transfers for contract benefits and
   terminations..................................    (11,850,074)       (22,544,757)
  Contract maintenance charges...................     (2,477,109)        (2,362,155)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (3,164,983)       (36,035,132)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (226,500)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     59,450,216       (170,363,521)
Net Assets -- Beginning of Period................    193,224,784        363,588,305
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 252,675,000    $   193,224,784
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,789              5,289
 Redeemed........................................         (4,054)            (8,073)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (265)            (2,784)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP
                                                             VALUE INDEX
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   6,773,224    $      (173,543)
 Net realized gain (loss) on investments.........    (27,527,716)       (14,982,245)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,402,053        (88,532,502)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,647,561       (103,688,290)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,374,072         14,398,302
  Transfers between funds including
   guaranteed interest account, net..............      7,431,830         (9,927,410)
  Transfers for contract benefits and
   terminations..................................     (3,337,593)        (6,397,649)
  Contract maintenance charges...................     (1,422,213)        (1,535,834)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,046,096         (3,462,591)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     27,693,657       (107,150,881)
Net Assets -- Beginning of Period................     76,510,005        183,660,886
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 104,203,662    $    76,510,005
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,169              4,886
 Redeemed........................................         (4,403)            (5,297)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          2,766               (411)
                                                   =============    ===============



                                                               EQ/LARGE CAP                       EQ/LORD ABBETT
                                                                VALUE PLUS                       GROWTH AND INCOME
                                                  -------------------------------------- ---------------------------------
                                                         2009                2008              2009             2008
                                                  ------------------ ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,478,084    $      23,923,165   $    (767,473)   $       83,982
 Net realized gain (loss) on investments.........     (116,190,615)         (33,805,389)    (12,823,244)       (3,353,099)
 Change in unrealized appreciation
  (depreciation) of investments..................      296,761,284         (936,768,121)     31,280,658       (52,452,677)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      188,048,753         (946,650,345)     17,689,941       (55,721,794)
                                                    --------------    -----------------   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       12,883,006           55,111,908       9,687,585        14,924,350
  Transfers between funds including
   guaranteed interest account, net..............      (59,306,982)        (196,962,458)      2,488,722        (5,583,383)
  Transfers for contract benefits and
   terminations..................................      (60,484,252)        (129,154,256)     (4,487,121)       (6,293,266)
  Contract maintenance charges...................      (14,986,398)         (17,490,591)     (1,495,789)       (1,322,119)
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (121,894,626)        (288,495,397)      6,193,397         1,725,582
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --               64,001              --        (3,650,654)
                                                    --------------    -----------------   -------------    --------------
Increase (Decrease) in Net Assets................       66,154,127       (1,235,081,741)     23,883,338       (57,646,866)
Net Assets -- Beginning of Period................    1,114,995,607        2,350,077,348      93,546,882       151,193,748
                                                    --------------    -----------------   -------------    --------------
Net Assets -- End of Period......................   $1,181,149,734    $   1,114,995,607   $ 117,430,220    $   93,546,882
                                                    ==============    =================   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --              --                --
 Redeemed........................................               --                   --              --                --
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................               --                   --              --                --
                                                    ==============    =================   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            2,747                5,339           3,916             2,682
 Redeemed........................................          (16,468)             (27,652)         (2,969)           (2,490)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................          (13,721)             (22,313)            947               192
                                                    ==============    =================   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LORD ABBETT                       EQ/MID CAP
                                                           LARGE CAP CORE                         INDEX
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (981,435)   $     (262,527)  $  (2,042,011)   $    (4,537,675)
 Net realized gain (loss) on investments.........    (10,046,237)       (3,275,849)    (76,754,441)       (24,256,556)
 Change in unrealized appreciation
  (depreciation) of investments..................     41,151,180       (30,541,689)    249,782,270       (472,975,556)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     30,123,508       (34,080,065)    170,985,818       (501,769,787)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,051,679        13,537,401      27,352,295         59,080,324
  Transfers between funds including
   guaranteed interest account, net..............     28,400,738        31,639,977     (11,457,023)       (32,303,620)
  Transfers for contract benefits and
   terminations..................................     (4,939,951)       (4,269,182)    (27,354,004)       (51,574,835)
  Contract maintenance charges...................     (1,712,105)       (1,052,344)     (7,924,887)        (8,240,422)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     39,800,361        39,855,852     (19,383,619)       (33,038,553)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (2,574,002)         31,447                 --
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     69,923,869         3,201,785     151,633,646       (534,808,340)
Net Assets -- Beginning of Period................     85,244,148        82,042,363     501,016,737      1,035,825,077
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 155,168,017    $   85,244,148   $ 652,650,383    $   501,016,737
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          8,538             7,001           7,801              8,705
 Redeemed........................................         (3,920)           (3,312)        (10,020)           (11,260)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................          4,618             3,689          (2,219)            (2,555)
                                                   =============    ==============   =============    ===============



                                                               EQ/MID CAP
                                                         VALUE PLUS (c) (d) (e)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    1,365,807    $      (382,625)
 Net realized gain (loss) on investments.........     (124,353,745)       (79,877,282)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,575,607       (212,234,558)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................      (86,412,331)      (292,494,465)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       13,599,011         17,465,982
  Transfers between funds including
   guaranteed interest account, net..............      815,533,724        (86,089,191)
  Transfers for contract benefits and
   terminations..................................      (31,291,287)       (44,393,137)
  Contract maintenance charges...................       (8,625,499)        (6,313,342)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      789,215,949       (119,329,688)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            30,948           (122,000)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      702,834,566       (411,946,153)
Net Assets -- Beginning of Period................      400,063,290        812,009,443
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,102,897,856    $   400,063,290
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           73,314              2,829
 Redeemed........................................          (27,132)           (11,484)
                                                    --------------    ---------------
 Net Increase (Decrease).........................           46,182             (8,655)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/MONEY MARKET
                                                  ------------------------------------
                                                         2009              2008
                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (18,440,066)    $    5,303,985
 Net realized gain (loss) on investments.........        (233,096)           (71,662)
 Change in unrealized appreciation
  (depreciation) of investments..................         156,107            (62,631)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     (18,517,055)         5,169,692
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     343,074,508        737,101,790
  Transfers between funds including
   guaranteed interest account, net..............    (565,003,528)       301,263,885
  Transfers for contract benefits and
   terminations..................................    (300,033,661)      (392,439,992)
  Contract maintenance charges...................     (12,094,117)        (8,372,217)
                                                   --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (534,056,798)       637,553,466
                                                   --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          273,686           (270,893)
                                                   --------------     --------------
Increase (Decrease) in Net Assets................    (552,300,167)       642,452,265
Net Assets -- Beginning of Period................   1,493,974,972        851,522,707
                                                   --------------     --------------
Net Assets -- End of Period......................  $  941,674,805     $1,493,974,972
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              22                 --
 Redeemed........................................              --                 --
                                                   --------------     --------------
 Net Increase (Decrease).........................              22                 --
                                                   ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          69,086            101,142
 Redeemed........................................         (99,039)           (55,686)
                                                   --------------     --------------
 Net Increase (Decrease).........................         (29,953)            45,456
                                                   ==============     ==============



                                                             EQ/MONTAG &                        EQ/MUTUAL
                                                           CALDWELL GROWTH                   LARGE CAP EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,711,323)   $  (1,730,976)   $  (2,837,920)   $     6,293,951
 Net realized gain (loss) on investments.........    (14,655,162)      (6,065,466)     (25,424,474)       (17,044,008)
 Change in unrealized appreciation
  (depreciation) of investments..................     55,673,036      (53,756,587)      74,942,306       (126,766,530)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     39,306,551      (61,553,029)      46,679,912       (137,516,587)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,647,314       28,840,231        7,462,774         37,815,910
  Transfers between funds including
   guaranteed interest account, net..............     (5,293,632)      84,271,697       (7,433,583)       (35,013,356)
  Transfers for contract benefits and
   terminations..................................     (6,259,023)      (6,620,843)      (9,814,336)       (11,816,877)
  Contract maintenance charges...................     (2,508,072)      (1,581,869)      (3,691,375)        (3,499,476)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (10,413,413)     104,909,216      (13,476,520)       (12,513,799)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (138,933)              --        (18,384,000)
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     28,893,138       43,217,254       33,203,392       (168,414,386)
Net Assets -- Beginning of Period................    143,898,720      100,681,466      205,351,897        373,766,283
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 172,791,858    $ 143,898,720    $ 238,555,289    $   205,351,897
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................              1               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,048           39,334            3,697              7,703
 Redeemed........................................        (14,313)         (14,430)          (5,500)            (9,140)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................         (2,265)          24,904           (1,803)            (1,437)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/OPPENHEIMER GLOBAL
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (999,512)   $     (171,937)
 Net realized gain (loss) on investments.........    (12,845,925)      (10,852,762)
 Change in unrealized appreciation
  (depreciation) of investments..................     52,404,085       (51,264,819)
                                                   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     38,558,648       (62,289,518)
                                                   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,985,091        27,145,149
  Transfers between funds including
   guaranteed interest account, net..............     30,120,961        16,514,971
  Transfers for contract benefits and
   terminations..................................     (4,037,850)       (4,909,832)
  Contract maintenance charges...................     (1,941,981)       (1,293,315)
                                                   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     35,126,221        37,456,973
                                                   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (6,490,003)
                                                   -------------    --------------
Increase (Decrease) in Net Assets................     73,684,869       (31,322,548)
Net Assets -- Beginning of Period................     89,375,404       120,697,952
                                                   -------------    --------------
Net Assets -- End of Period......................  $ 163,060,273    $   89,375,404
                                                   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                --
 Redeemed........................................             --                --
                                                   -------------    --------------
 Net Increase (Decrease).........................              1                --
                                                   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,976             7,529
 Redeemed........................................         (3,519)           (3,931)
                                                   -------------    --------------
 Net Increase (Decrease).........................          4,457             3,598
                                                   =============    ==============



                                                             EQ/PIMCO ULTRA
                                                           SHORT BOND (f) (g)              EQ/QUALITY BOND PLUS (j)
                                                  ------------------------------------ ---------------------------------
                                                         2009               2008             2009             2008
                                                  ------------------ ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (3,730,126)   $    13,950,836   $   9,616,969    $  13,394,151
 Net realized gain (loss) on investments.........      (35,530,401)        55,798,470     (16,834,854)      (7,378,896)
 Change in unrealized appreciation
  (depreciation) of investments..................       69,287,120       (139,568,977)     27,244,526      (36,321,748)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................       30,026,593        (69,819,671)     20,026,641      (30,306,493)
                                                    --------------    ---------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       60,395,456        141,377,956      21,240,787       29,785,877
  Transfers between funds including
   guaranteed interest account, net..............      483,246,609        420,851,015     224,180,167      (32,254,968)
  Transfers for contract benefits and
   terminations..................................      (60,125,729)       (52,885,920)    (28,209,097)     (30,268,685)
  Contract maintenance charges...................      (16,164,814)        (8,645,672)     (5,183,336)      (3,825,471)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      467,351,522        500,697,379     212,028,521      (36,563,247)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --             48,998             600           27,469
                                                    --------------    ---------------   -------------    -------------
Increase (Decrease) in Net Assets................      497,378,115        430,926,706     232,055,762      (66,842,271)
Net Assets -- Beginning of Period................      917,877,204        486,950,498     326,287,401      393,129,672
                                                    --------------    ---------------   -------------    -------------
Net Assets -- End of Period......................   $1,415,255,319    $   917,877,204   $ 558,343,163    $ 326,287,401
                                                    ==============    ===============   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A                                               --
 Issued..........................................                9                 --              --               --
 Redeemed........................................               --                 --              --               --
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................                9                 --              --               --
                                                    ==============    ===============   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           97,475             78,030          50,229            6,787
 Redeemed........................................          (55,852)           (32,285)        (31,789)          (9,265)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................           41,623             45,745          18,440           (2,478)
                                                    ==============    ===============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/T. ROWE PRICE
                                                      EQ/SMALL COMPANY INDEX (l)              GROWTH STOCK (d)
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     283,901    $    (2,243,783)  $  (3,334,900)   $    (3,532,364)
 Net realized gain (loss) on investments.........    (47,942,631)        18,489,387     (11,405,129)        (1,812,083)
 Change in unrealized appreciation
  (depreciation) of investments..................    125,840,042       (168,643,358)     93,287,481       (120,650,775)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     78,181,312       (152,397,754)     78,547,452       (125,995,222)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,470,813         25,484,049      25,605,098         23,208,023
  Transfers between funds including
   guaranteed interest account, net..............     70,678,527         (8,035,308)     56,036,557             73,817
  Transfers for contract benefits and
   terminations..................................    (14,249,210)       (23,331,058)    (11,344,415)       (18,802,621)
  Contract maintenance charges...................     (4,521,055)        (3,832,287)     (3,031,774)        (2,409,909)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     78,379,075         (9,714,604)     67,265,466          2,069,310
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......       1,020,132            (13,000)             --            123,317
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    157,580,519       (162,125,358)    145,812,918       (123,802,595)
Net Assets -- Beginning of Period................    282,566,957        444,692,315     167,269,498        291,072,093
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 440,147,476    $   282,566,957   $ 313,082,416    $   167,269,498
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --               3                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................              1                 --               3                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         17,034              5,604          11,610              4,607
 Redeemed........................................         (9,500)            (6,112)         (3,248)            (3,534)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          7,534               (508)          8,362              1,073
                                                   =============    ===============   =============    ===============



                                                             EQ/TEMPLETON
                                                            GLOBAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (17,700)   $       121,902
 Net realized gain (loss) on investments.........    (20,976,814)       (15,288,794)
 Change in unrealized appreciation
  (depreciation) of investments..................     62,319,576        (95,839,083)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,325,062       (111,005,975)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,979,308         26,301,609
  Transfers between funds including
   guaranteed interest account, net..............     (4,747,160)       (36,421,901)
  Transfers for contract benefits and
   terminations..................................     (7,902,832)        (9,571,998)
  Contract maintenance charges...................     (2,749,566)        (2,661,067)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (7,420,250)       (22,353,357)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (3,057,741)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     33,904,812       (136,417,073)
Net Assets -- Beginning of Period................    149,797,557        286,214,630
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 183,702,369    $   149,797,557
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,863              5,750
 Redeemed........................................         (4,876)            (8,149)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,013)            (2,399)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/UBS GROWTH AND INCOME           EQ/VAN KAMPEN COMSTOCK
                                                  -------------------------------- ----------------------------------
                                                        2009            2008             2009              2008
                                                  --------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (336,588)   $     (154,237)  $    (130,878)   $     1,146,291
 Net realized gain (loss) on investments.........    (7,822,551)       (2,709,534)    (22,515,911)        (6,783,819)
 Change in unrealized appreciation
  (depreciation) of investments..................    22,719,844       (30,779,777)     68,993,230       (103,659,127)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    14,560,705       (33,643,548)     46,346,441       (109,296,655)
                                                   ------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     4,943,208         6,896,212       7,018,764         22,199,653
  Transfers between funds including
   guaranteed interest account, net..............      (973,192)       (5,415,471)     (7,191,990)          (286,039)
  Transfers for contract benefits and
   terminations..................................    (2,000,024)       (3,505,033)     (8,733,057)       (10,777,798)
  Contract maintenance charges...................      (801,991)         (759,129)     (3,102,049)        (2,816,201)
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     1,168,001        (2,783,421)    (12,008,332)         8,319,615
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --                --              --         (3,318,600)
                                                   ------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................    15,728,706       (36,426,969)     34,338,109       (104,295,640)
Net Assets -- Beginning of Period................    48,070,362        84,497,331     185,053,421        289,349,061
                                                   ------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 63,799,068    $   48,070,362   $ 219,391,530    $   185,053,421
                                                   ============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                --              --                 --
 Redeemed........................................            --                --              --                 --
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            --                --              --                 --
                                                   ============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         5,464             5,139           3,249              5,848
 Redeemed........................................        (4,392)           (5,300)         (4,883)            (4,779)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................         1,072              (161)         (1,634)             1,069
                                                   ============    ==============   =============    ===============



                                                            EQ/VAN KAMPEN
                                                            MID CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,344,315)   $    (4,334,837)
 Net realized gain (loss) on investments.........    (25,824,738)       (10,432,354)
 Change in unrealized appreciation
  (depreciation) of investments..................    155,347,475       (166,657,947)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    125,178,422       (181,425,138)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     17,349,251         56,603,270
  Transfers between funds including
   guaranteed interest account, net..............     69,598,413         38,012,249
  Transfers for contract benefits and
   terminations..................................    (11,360,676)       (13,513,191)
  Contract maintenance charges...................     (4,662,732)        (3,275,653)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     70,924,256         77,826,675
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (4,880,466)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    196,102,678       (108,478,929)
Net Assets -- Beginning of Period................    210,352,684        318,831,613
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 406,455,362    $   210,352,684
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              3                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              3                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,167             12,774
 Redeemed........................................         (5,895)            (7,072)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          6,272              5,702
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                     CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                   PORTFOLIO* (b)    PORTFOLIO* (b)    PORTFOLIO* (b)
                                                  ---------------- ----------------- ------------------
                                                        2009              2009              2009
                                                  ---------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................     $    (1)            $   --           $    (2)
 Net realized gain (loss) on investments.........          --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................          --                 --                21
                                                      -------             ------           -------
 Net Increase (decrease) in net assets from
  operations.....................................          (1)                --                19
                                                      -------             ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      17,564              5,881            23,054
  Transfers between funds including
   guaranteed interest account, net..............          --                 --                --
  Transfers for contract benefits and
   terminations..................................          --                 --                --
  Contract maintenance charges...................          --                 --                --
                                                      -------             ------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................      17,564              5,881            23,054
                                                      -------             ------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --                 --                --
                                                      -------             ------           -------
Increase (Decrease) in Net Assets................      17,563              5,881            23,073
Net Assets -- Beginning of Period................          --                 --                --
                                                      -------             ------           -------
Net Assets -- End of Period......................     $17,563             $5,881           $23,073
                                                      =======             ======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --                 --                --
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................          --                 --                --
                                                      =======             ======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           2                  1                 2
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................           2                  1                 2
                                                      =======             ======           =======



                                                    FRANKLIN STRATEGIC     GOLDMAN SACHS      IVY FUNDS VIP
                                                          INCOME            VIT MID CAP          DIVIDEND
                                                   SECURITIES FUND* (b)   VALUE FUND* (b)   OPPORTUNITIES* (b)
                                                  ---------------------- ----------------- -------------------
                                                           2009                 2009               2009
                                                  ---------------------- ----------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (12)             $   --           $     (1)
 Net realized gain (loss) on investments.........             --                  --                 --
 Change in unrealized appreciation
  (depreciation) of investments..................             58                  (9)               (35)
                                                         -------              ------           --------
 Net Increase (decrease) in net assets from
  operations.....................................             46                  (9)               (36)
                                                         -------              ------           --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         46,293               2,514             13,455
  Transfers between funds including
   guaranteed interest account, net..............             --                  --                 --
  Transfers for contract benefits and
   terminations..................................             --                  --                 --
  Contract maintenance charges...................             --                  --                 --
                                                         -------              ------            -------
 Net increase (decrease) in net assets from
  contractowners transactions....................         46,293               2,514             13,455
                                                         -------              ------            -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                  --                 --
                                                         -------              ------            -------
Increase (Decrease) in Net Assets................         46,339               2,505             13,419
Net Assets -- Beginning of Period................             --                  --                 --
                                                         -------              ------            -------
Net Assets -- End of Period......................        $46,339              $2,505            $13,419
                                                         =======              ======            =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                  --                 --
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................             --                  --                 --
                                                         =======              ======            =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              5                  --                  1
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................              5                  --                  1
                                                         =======              ======            =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    IVY FUNDS VIP
                                                   IVY FUNDS VIP   GLOBAL NATURAL     IVY FUNDS VIP
                                                    ENERGY* (b)    RESOURCES* (b)   HIGH INCOME* (b)
                                                  --------------- ---------------- ------------------
                                                        2009            2009              2009
                                                  --------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $ --            $    (9)          $   (10)
 Net realized gain (loss) on investments.........        --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................        (8)              (370)              107
                                                       ----            -------           -------
 Net Increase (decrease) in net assets from
  operations.....................................        (8)              (379)               97
                                                       ----            -------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       479             73,586            24,960
  Transfers between funds including
   guaranteed interest account, net..............        --                 --                --
  Transfers for contract benefits and
   terminations..................................        --                 --                --
  Contract maintenance charges...................        --                 --                --
                                                       ----            -------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................       479             73,586            24,960
                                                       ----            -------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --                 --                --
                                                       ----            -------           -------
Increase (Decrease) in Net Assets................       471             73,207            25,057
Net Assets -- Beginning of Period................        --                 --                --
                                                       ----            -------           -------
Net Assets -- End of Period......................      $471            $73,207           $25,057
                                                       ====            =======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --                 --                --
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                 --                --
                                                       ====            =======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --                  7                 2
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                  7                 2
                                                       ====            =======           =======



                                                                          IVY FUNDS VIP    IVY FUNDS VIP
                                                      IVY FUNDS VIP        SCIENCE AND       SMALL CAP
                                                   MID CAP GROWTH* (b)   TECHNOLOGY* (b)    GROWTH* (b)
                                                  --------------------- ----------------- ---------------
                                                           2009                2009             2009
                                                  --------------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $    (1)          $   (1)          $   --
 Net realized gain (loss) on investments.........             --               --               --
 Change in unrealized appreciation
  (depreciation) of investments..................             (8)               5               (8)
                                                         -------           ------           ------
 Net Increase (decrease) in net assets from
  operations.....................................             (9)               4               (8)
                                                         -------           ------           ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         20,641            1,980            3,288
  Transfers between funds including
   guaranteed interest account, net..............             --               --               --
  Transfers for contract benefits and
   terminations..................................             --               --               --
  Contract maintenance charges...................             --               --               --
                                                         -------           ------           ------
 Net increase (decrease) in net assets from
  contractowners transactions....................         20,641            1,980            3,288
                                                         -------           ------           ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --               --               --
                                                         -------           ------           ------
Increase (Decrease) in Net Assets................         20,632            1,984            3,280
Net Assets -- Beginning of Period................             --               --               --
                                                         -------           ------           ------
Net Assets -- End of Period......................        $20,632           $1,984           $3,280
                                                         =======           ======           ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................             --               --               --
                                                         =======           ======           ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              2               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................              2               --               --
                                                         =======           ======           ======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     LAZARD RETIREMENT
                                                      EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                   EQUITY PORTFOLIO* (b)   VALUE PORTFOLIO* (b)
                                                  ----------------------- ----------------------
                                                            2009                   2009
                                                  ----------------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $   --
 Net realized gain (loss) on investments.........              --                      --
 Change in unrealized appreciation
  (depreciation) of investments..................              --                      --
                                                          -------                  ------
 Net Increase (decrease) in net assets from
  operations.....................................              (1)                     --
                                                          -------                  ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          22,523                   2,520
  Transfers between funds including
   guaranteed interest account, net..............              --                      --
  Transfers for contract benefits and
   terminations..................................              --                      --
  Contract maintenance charges...................              --                      --
                                                          -------                  ------
 Net increase (decrease) in net assets from
  contractowners transactions....................          22,523                   2,520
                                                          -------                  ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                      --
                                                          -------                  ------
Increase (Decrease) in Net Assets................          22,522                   2,520
Net Assets -- Beginning of Period................              --                      --
                                                          -------                  ------
Net Assets -- End of Period......................         $22,522                  $2,520
                                                          =======                  ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................              --                      --
                                                          =======                  ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               2                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................               2                      --
                                                          =======                  ======



                                                            MULTIMANAGER                       MULTIMANAGER
                                                        AGGRESSIVE EQUITY (h)                    CORE BOND
                                                  --------------------------------- -----------------------------------
                                                        2009             2008              2009              2008
                                                  ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,790,030)   $  (1,118,102)    $   19,058,581    $  23,798,189
 Net realized gain (loss) on investments.........    (12,286,920)      (1,624,330)        (1,947,205)      15,603,058
 Change in unrealized appreciation
  (depreciation) of investments..................     18,886,872      (58,474,374)        40,797,591      (31,731,111)
                                                   -------------    -------------     --------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      4,809,922      (61,216,806)        57,908,967        7,670,136
                                                   -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,248,390        9,564,526         85,620,629       41,424,004
  Transfers between funds including
   guaranteed interest account, net..............    271,330,555       (5,793,823)       225,583,404       97,217,901
  Transfers for contract benefits and
   terminations..................................     (6,664,007)      (8,692,522)       (54,135,987)     (58,488,580)
  Contract maintenance charges...................     (1,938,975)        (926,538)       (11,596,104)      (7,142,205)
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    265,975,963       (5,848,357)       245,471,942       73,011,120
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        (419,927)          (2,000)                --            7,001
                                                   -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets................    270,365,958      (67,067,163)       303,380,909       80,688,257
Net Assets -- Beginning of Period................     67,742,645      134,809,808        734,752,733      654,064,476
                                                   -------------    -------------     --------------    -------------
Net Assets -- End of Period......................  $ 338,108,603    $  67,742,645     $1,038,133,642    $ 734,752,733
                                                   =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                 --               --
 Redeemed........................................             --               --                 --               --
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................             --               --                 --               --
                                                   =============    =============     ==============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         47,962            1,451             41,077           20,826
 Redeemed........................................        (31,144)          (1,314)           (20,178)         (14,144)
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................         16,818              137             20,899            6,682
                                                   =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER
                                                         INTERNATIONAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     529,394    $       486,272
 Net realized gain (loss) on investments.........    (40,200,014)         8,237,064
 Change in unrealized appreciation
  (depreciation) of investments..................    140,444,319       (341,084,511)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,773,699       (332,361,175)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     31,467,106         56,365,595
  Transfers between funds including
   guaranteed interest account, net..............     (7,993,196)       (10,558,070)
  Transfers for contract benefits and
   terminations..................................    (16,720,684)       (31,963,390)
  Contract maintenance charges...................     (5,708,119)        (5,916,942)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      1,045,107          7,927,193
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          12,001             (9,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    101,830,807       (324,443,980)
Net Assets -- Beginning of Period................    356,075,829        680,519,809
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 457,906,636    $   356,075,829
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,015              8,713
 Redeemed........................................         (6,890)            (8,554)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            125                159
                                                   =============    ===============



                                                            MULTIMANAGER
                                                              LARGE CAP                        MULTIMANAGER
                                                             CORE EQUITY                     LARGE CAP GROWTH
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $     23,909    $  (1,282,817)   $  (2,348,807)   $    (3,718,749)
 Net realized gain (loss) on investments.........     (9,143,855)      (3,053,168)     (20,651,082)        (9,797,892)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,805,231      (63,496,754)      78,511,066       (130,114,572)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     29,685,285      (67,832,739)      55,511,177       (143,631,213)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,491,082        9,354,533        6,360,377         16,849,861
  Transfers between funds including
   guaranteed interest account, net..............      8,806,980       (9,332,214)      (3,640,831)        (8,336,400)
  Transfers for contract benefits and
   terminations..................................     (6,050,730)     (11,469,633)     (10,347,375)       (17,897,682)
  Contract maintenance charges...................     (1,542,848)      (1,476,378)      (2,619,849)        (2,756,466)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,704,484      (12,923,692)     (10,247,678)       (12,140,687)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (20,000)           7,503             17,799
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     36,389,769      (80,776,431)      45,271,002       (155,754,101)
Net Assets -- Beginning of Period................     96,573,555      177,349,986      166,671,952        322,426,053
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $132,963,324    $  96,573,555    $ 211,942,954    $   166,671,952
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,231            2,988            3,129              5,329
 Redeemed........................................         (2,617)          (4,180)          (4,693)            (6,618)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            614           (1,192)          (1,564)            (1,289)
                                                    ============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                           LARGE CAP VALUE                     MID CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,231,633    $      (319,364)  $  (3,614,543)   $    (4,650,103)
 Net realized gain (loss) on investments.........    (46,653,561)       (16,837,588)    (25,660,047)       (10,437,894)
 Change in unrealized appreciation
  (depreciation) of investments..................    112,693,080       (209,296,551)    114,933,970       (161,055,636)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     67,271,152       (226,453,503)     85,659,380       (176,143,633)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     19,030,078         49,428,992      14,960,375         19,078,584
  Transfers between funds including
   guaranteed interest account, net..............    (30,645,008)       (17,111,832)     (3,633,243)       (14,926,472)
  Transfers for contract benefits and
   terminations..................................    (17,195,237)       (30,886,054)    (12,645,095)       (22,102,169)
  Contract maintenance charges...................     (5,043,108)        (5,157,236)     (3,546,127)        (3,456,566)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,853,275)        (3,726,130)     (4,864,090)       (21,406,623)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           6,000            (22,001)         17,773             27,430
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     33,423,877       (230,201,634)     80,813,063       (197,522,826)
Net Assets -- Beginning of Period................    353,379,357        583,580,991     216,712,767        414,235,593
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 386,803,234    $   353,379,357   $ 297,525,830    $   216,712,767
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,234              8,703           4,409              4,150
 Redeemed........................................         (7,871)            (9,492)         (5,060)            (6,229)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (3,637)              (789)           (651)            (2,079)
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                            MID CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   4,517,447    $    (3,143,018)
 Net realized gain (loss) on investments.........    (35,769,543)       (27,146,095)
 Change in unrealized appreciation
  (depreciation) of investments..................    131,949,303       (107,537,998)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,697,207       (137,827,111)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     21,788,983         20,268,911
  Transfers between funds including
   guaranteed interest account, net..............      3,060,672        (14,425,378)
  Transfers for contract benefits and
   terminations..................................    (14,330,374)       (23,248,754)
  Contract maintenance charges...................     (3,901,407)        (3,408,946)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,617,874        (20,814,167)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          11,000            (39,702)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    107,326,081       (158,680,980)
Net Assets -- Beginning of Period................    234,433,676        393,114,656
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 341,759,757    $   234,433,676
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,361              5,114
 Redeemed........................................         (5,763)            (6,695)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            598             (1,581)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                          MULTI-SECTOR BOND                   SMALL CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  17,194,123    $    52,758,725   $  (2,370,794)   $    (2,723,714)
 Net realized gain (loss) on investments.........    (63,176,365)       (38,020,929)    (23,652,038)       (16,613,041)
 Change in unrealized appreciation
  (depreciation) of investments..................     87,731,032       (201,076,743)     74,520,459        (81,669,836)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,748,790       (186,338,947)     48,497,627       (101,006,591)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,333,762         29,911,093      16,716,400         19,629,713
  Transfers between funds including
   guaranteed interest account, net..............     28,501,019       (119,893,179)      7,922,857        (15,042,379)
  Transfers for contract benefits and
   terminations..................................    (37,010,611)       (64,454,973)     (6,276,872)        (8,451,130)
  Contract maintenance charges...................     (6,919,475)        (7,024,175)     (2,436,003)        (2,125,982)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,904,695       (161,461,234)     15,926,382         (5,989,778)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          31,305             78,000              --         (3,699,991)
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     46,684,790       (347,722,181)     64,424,009       (110,696,360)
Net Assets -- Beginning of Period................    531,806,711        879,528,892     135,537,202        246,233,562
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 578,491,501    $   531,806,711   $ 199,961,211    $   135,537,202
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,422              3,397          11,195              7,074
 Redeemed........................................         (7,909)           (11,958)         (7,055)            (6,975)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          1,513             (8,561)          4,140                 99
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                           SMALL CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,545,261)   $    (6,670,841)
 Net realized gain (loss) on investments.........    (60,110,466)       (43,863,204)
 Change in unrealized appreciation
  (depreciation) of investments..................    145,403,986       (199,190,979)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     83,748,259       (249,725,024)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,015,985         13,780,041
  Transfers between funds including
   guaranteed interest account, net..............    (19,337,941)       (69,210,950)
  Transfers for contract benefits and
   terminations..................................    (20,673,166)       (44,406,413)
  Contract maintenance charges...................     (4,967,555)        (5,530,698)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,962,677)      (105,368,020)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          15,573            (89,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     49,801,155       (355,183,042)
Net Assets -- Beginning of Period................    368,970,510        724,153,552
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 418,771,665    $   368,970,510
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,265              2,332
 Redeemed........................................         (6,656)           (10,119)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (3,391)            (7,787)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                                             MULTIMANAGER               EMERGING MARKETS
                                                              TECHNOLOGY              BOND PORTFOLIO* (b)
                                                  ---------------------------------- ---------------------
                                                        2009              2008                2009
                                                  ---------------- ----------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,925,576)   $    (4,289,714)        $    64
 Net realized gain (loss) on investments.........    (24,402,155)         4,441,497              --
 Change in unrealized appreciation
  (depreciation) of investments..................    146,694,797       (179,730,920)           (162)
                                                   -------------    ---------------         -------
 Net Increase (decrease) in net assets from
  operations.....................................    118,367,066       (179,579,137)            (98)
                                                   -------------    ---------------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,993,177         35,208,395          96,040
  Transfers between funds including
   guaranteed interest account, net..............     58,399,558        (15,171,707)             --
  Transfers for contract benefits and
   terminations..................................    (12,679,557)       (18,827,762)             --
  Contract maintenance charges...................     (3,816,883)        (2,908,072)             --
                                                   -------------    ---------------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................     53,896,295         (1,699,146)         96,040
                                                   -------------    ---------------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (131,500)             --
                                                   -------------    ---------------         -------
Increase (Decrease) in Net Assets................    172,263,361       (181,409,783)         95,942
Net Assets -- Beginning of Period................    192,768,758        374,178,541              --
                                                   -------------    ---------------         -------
Net Assets -- End of Period......................  $ 365,032,119    $   192,768,758         $95,942
                                                   =============    ===============         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --
 Redeemed........................................             --                 --              --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................             --                 --              --
                                                   =============    ===============         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         15,683             10,081              10
 Redeemed........................................         (9,926)           (10,616)             --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................          5,757               (535)             10
                                                   =============    ===============         =======



                                                        PIMCO VARIABLE       PIMCO VARIABLE
                                                       INSURANCE TRUST       INSURANCE TRUST
                                                         REAL RETURN          TOTAL RETURN
                                                   STRATEGY PORTFOLIO* (b)   PORTFOLIO* (b)   PROFUND VP BEAR* (b)
                                                  ------------------------- ---------------- ---------------------
                                                             2009                 2009                2009
                                                  ------------------------- ---------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (5)             $    (6)            $    (2)
 Net realized gain (loss) on investments.........                6                   15                  --
 Change in unrealized appreciation
  (depreciation) of investments..................              (21)                 (46)                 65
                                                           -------              -------             -------
 Net Increase (decrease) in net assets from
  operations.....................................              (20)                 (37)                 63
                                                           -------              -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           70,985               78,168              11,047
  Transfers between funds including
   guaranteed interest account, net..............               --                   --                  --
  Transfers for contract benefits and
   terminations..................................               --                   --                  --
  Contract maintenance charges...................               --                   --                  --
                                                           -------              -------             -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           70,985               78,168              11,047
                                                           -------              -------             -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                   --                  --
                                                           -------              -------             -------
Increase (Decrease) in Net Assets................           70,965               78,131              11,110
Net Assets -- Beginning of Period................               --                   --                  --
                                                           -------              -------             -------
Net Assets -- End of Period......................          $70,965              $78,131             $11,110
                                                           =======              =======             =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --                  --
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................               --                   --                  --
                                                           =======              =======             =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                7                    8                   1
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................                7                    8                   1
                                                           =======              =======             =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       PROFUND VP            TARGET 2035
                                                   BIOTECHNOLOGY* (b)         ALLOCATION
                                                  -------------------- ------------------------
                                                          2009            2009         2008
                                                  -------------------- ---------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (1)        $ 32,204   $    24,776
 Net realized gain (loss) on investments.........            --            2,803        14,656
 Change in unrealized appreciation
  (depreciation) of investments..................           (35)         152,774      (486,172)
                                                         ------         --------   -----------
 Net Increase (decrease) in net assets from
  operations.....................................           (36)         187,781      (446,740)
                                                         ------         --------   -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         3,640               --            --
  Transfers between funds including
   guaranteed interest account, net..............            --               --            --
  Transfers for contract benefits and
   terminations..................................            --               --            --
  Contract maintenance charges...................            --               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................         3,640               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --               --            --
                                                         ------         --------   -----------
Increase (Decrease) in Net Assets................         3,604          187,781      (446,740)
Net Assets -- Beginning of Period................            --          730,151     1,176,891
                                                         ------         --------   -----------
Net Assets -- End of Period......................        $3,604         $917,932   $   730,151
                                                         ======         ========   ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========



                                                                            TEMPLETON DEVELOPING
                                                        TARGET 2045               MARKETS
                                                         ALLOCATION         SECURITIES FUND* (b)
                                                  ------------------------ ---------------------
                                                     2009         2008              2009
                                                  ---------- ------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $ 31,332   $    21,233         $    (4)
 Net realized gain (loss) on investments.........     3,755        20,734              --
 Change in unrealized appreciation
  (depreciation) of investments..................   159,872      (532,414)            174
                                                   --------   -----------         -------
 Net Increase (decrease) in net assets from
  operations.....................................   194,959      (490,447)            170
                                                   --------   -----------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        --            --          27,943
  Transfers between funds including
   guaranteed interest account, net..............        --            --              --
  Transfers for contract benefits and
   terminations..................................        --            --              --
  Contract maintenance charges...................        --            --              --
                                                   --------   -----------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................        --            --          27,943
                                                   --------   -----------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --            --              --
                                                   --------   -----------         -------
Increase (Decrease) in Net Assets................   194,959      (490,447)         28,113
Net Assets -- Beginning of Period................   698,248     1,188,695              --
                                                   --------   -----------         -------
Net Assets -- End of Period......................  $893,207   $   698,248         $28,113
                                                   ========   ===========         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --            --              --
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --              --
                                                   ========   ===========         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --            --               2
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --               2
                                                   ========   ===========         =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                           TEMPLETON              VAN ECK
                                                          GLOBAL BOND          WORLDWIDE HARD
                                                     SECURITIES FUND* (b)     ASSETS FUND* (b)
                                                    ----------------------   -----------------
                                                             2009                   2009
                                                    ----------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (3)               $    (2)
 Net realized gain (loss) on investments.........               --                     --
 Change in unrealized appreciation
  (depreciation) of investments..................               45                   (207)
                                                           -------                -------
 Net Increase (decrease) in net assets from
  operations.....................................               42                   (209)
                                                           -------                -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           26,693                 10,006
  Transfers between funds including
   guaranteed interest account, net..............               --                     --
  Transfers for contract benefits and
   terminations..................................               --                     --
  Contract maintenance charges...................               --                     --
                                                           -------                -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           26,693                 10,006
                                                           -------                -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                     --
                                                           -------                -------
Increase (Decrease) in Net Assets................           26,735                  9,797
Net Assets -- Beginning of Period................               --                     --
                                                           -------                -------
Net Assets -- End of Period......................          $26,735                $ 9,797
                                                           =======                =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                     --
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................               --                     --
                                                           =======                =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                3                      1
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................                3                      1
                                                           =======                =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 08, 2009.
(b) Units were made available for sale on December 14, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(j) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(k) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(l) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B units. These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2009


1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

     AIM Variable Insurance Funds
     ----------------------------
   o AIM V.I. Financial Services Fund**
   o AIM V.I. Global Real Estate Fund
   o AIM V.I. International Growth Fund**
   o AIM V.I. Leisure Fund**
   o AIM V.I. Mid Cap Core Equity Fund
   o AIM V.I. Small Cap Equity Fund**

     AllianceBernstein Variable Product
     ----------------------------------
     Series Fund, Inc.*
     ------------------
   o AllianceBernstein Balanced Wealth Strategy Portfolio**
   o AllianceBernstein International Growth Portfolio**

     American Century Variable Portfolios, Inc.
     ------------------------------------------
   o American Century VP Large Company Value Fund**
   o American Century VP Mid Cap Value Fund

     AXA Premier VIP Trust*
     ----------------------
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(13)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2035 Allocation
   o Target 2045 Allocation

     BlackRock Variable Series Funds, Inc.
     -------------------------------------
   o BlackRock Global Allocation V.I. Fund
   o BlackRock Large Cap Growth V.I Fund**

     EQ Advisors Trust*
     ------------------
   o All Asset Allocation
   o AXA Balanced Strategy
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Growth Strategy
   o AXA Moderate Growth Strategy
   o AXA Tactical Manager 2000 I
   o AXA Tactical Manager 400 I
   o AXA Tactical Manager 500 I
   o AXA Tactical Manager International I
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Franklin Core Balanced(1)
   o EQ/Franklin Templeton Allocation(6)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(7)
   o EQ/Global Multi-Sector Equity(8)
   o EQ/Intermediate Government Bond Index(9)
   o EQ/International Core PLUS

                                        FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Continued)

   o EQ/International ETF
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(10)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(11)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(12)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth

     Fidelity(R) Variable Insurance Products Funds
     ---------------------------------------------
   o Fidelity(R) VIP Asset Manager: Growth Portfolio**
   o Fidelity(R) VIP Contrafund(R) Portfolio
   o Fidelity(R) VIP Mid Cap Portfolio
   o Fidelity(R) VIP Strategic Income Portfolio

     Franklin Templeton Variable Insurance Products Trust
     ----------------------------------------------------
   o Franklin Strategic Income Securities Fund
   o Templeton Developing Markets Securities Fund
   o Templeton Foreign Securities Fund**
   o Templeton Global Bond Securities Fund


     Goldman Sachs Variable Insurance Trust - Variable Insurance Portfolios
     ----------------------------------------------------------------------
   o Goldman Sachs VIT Mid Cap Value Fund

     Ivy Funds Variable Insurance Portfolios
     ---------------------------------------
   o Ivy Funds VIP Dividend Opportunities
   o Ivy Funds VIP Energy
   o Ivy Funds VIP Global Natural Resources
   o Ivy Funds VIP High Income
   o Ivy Funds VIP Mid Cap Growth
   o Ivy Funds VIP Science and Technology
   o Ivy Funds VIP Small Cap Growth

     Lazard Retirement Series, Inc.
     ------------------------------
   o Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) Variable Insurance Trust
     -------------------------------
   o MFS(R) International Value Portfolio
   o MFS(R) Investors Growth Stock Series**
   o MFS(R) Investors Trust Series**
   o MFS(R) Technology Portfolio**
   o MFS(R) Utilities Series**

     PIMCO Variable Insurance Trust
     ------------------------------
   o PIMCO Variable Insurance Trust CommodityRealReturn(R)
     Strategy Portfolio**
   o PIMCO Variable Insurance Trust Emerging Markets Bond
     Portfolio
   o PIMCO Variable Insurance Trust Real Return Strategy Portfolio
   o PIMCO Variable Insurance Trust Total Return Portfolio

     ProFunds
     --------
   o ProFund VP Bear
   o ProFund VP Biotechnology

     T. Rowe Price Equity Series, Inc.
     ---------------------------------
   o T. Rowe Price Health Sciences Portfolio II**

     Van Eck Worldwide Insurance Trust
     ---------------------------------
   o Van Eck Worldwide Hard Assets Fund


                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Concluded)

   (1) Fund was renamed twice this year. EQ/Franklin Income was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was the former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/11/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (7)  Formerly known as EQ/Evergreen International Bond
   (8)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (9)  Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (10) Fund was renamed twice this year. EQ/Mutual Shares was the former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (11) Formerly known as EQ/PIMCO Real Return
   (12) Fund was renamed twice this year. EQ/Templeton Growth was the former name, until 05/01/09 name changed to EQ/AXA Templeton Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.
   (13) Formerly known as Multimanager High Yield

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

   ** Fund is only included on the list of Variable Investment Options included in the Account. Although available for sale on 12/14/2009, there were no purchases for 2009. With zero balance and no activity to report, the fund is excluded from all other sections of the financial statements.


   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the Variable Investment Options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly


                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


2. Significant Accounting Policies (Concluded)

   decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases         Sales
                                                ---------------- --------------
AIM V.I. Global Real Estate Fund.............    $       11,500   $          1
AIM V.I. Mid Cap Core Equity Fund............               639             --
All Asset Allocation.........................            10,372             --
American Century VP Mid Cap Value Fund.......               962             --
AXA Aggressive Allocation....................       827,633,849    425,582,655
AXA Balanced Strategy........................        93,934,204      1,532,645
AXA Conservative Allocation..................     1,068,101,425    592,240,487
AXA Conservative Growth Strategy.............        54,449,975        682,836
AXA Conservative Strategy....................        34,403,127        961,424
AXA Conservative-Plus Allocation.............       608,054,999    260,292,172
AXA Growth Strategy..........................       193,443,251      1,201,801
AXA Moderate Allocation......................     1,862,902,044    568,044,738
AXA Moderate Growth Strategy.................       213,049,789      1,479,748
AXA Moderate-Plus Allocation.................     2,156,059,258    818,337,399
AXA Tactical Manager 2000 I..................           288,181             17
AXA Tactical Manager 400 I...................           285,050             16
AXA Tactical Manager 500 I...................           470,758             46
AXA Tactical Manager International I.........           291,240             33
BlackRock Global Allocation V.I. Fund........           646,112             60
EQ/AllianceBernstein International...........        81,149,577    126,318,988
EQ/AllianceBernstein Small Cap Growth........        35,843,669     68,349,908
EQ/AXA Franklin Small Cap Value Core.........        42,646,092     35,825,984
EQ/BlackRock Basic Value Equity..............       154,382,959     85,083,582
EQ/BlackRock International Value.............       101,569,340    110,964,822
EQ/Boston Advisors Equity Income.............        50,841,010     44,094,042
EQ/Calvert Socially Responsible..............         5,297,639      6,584,919
EQ/Capital Guardian Growth...................        31,265,325     51,621,694
EQ/Capital Guardian Research.................        36,176,109    120,118,753
EQ/Common Stock Index........................       105,293,413    104,604,681
EQ/Core Bond Index...........................       316,236,169    210,557,701
EQ/Davis New York Venture....................        69,051,120     51,738,656
EQ/Equity 500 Index..........................       208,791,884    189,243,208
EQ/Equity Growth PLUS........................        80,464,522    198,075,126

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Continued)


                                                                         Purchases          Sales
                                                                      --------------- ----------------
EQ/Evergreen Omega.................................................    $140,479,865    $   42,856,157
EQ/Franklin Core Balanced..........................................     149,420,625        85,798,775
EQ/Franklin Templeton Allocation...................................     188,859,828       118,416,192
EQ/GAMCO Mergers and Acquisitions..................................      44,835,388        35,613,128
EQ/GAMCO Small Company Value.......................................     139,337,548        87,642,994
EQ/Global Bond PLUS................................................     132,136,069       132,560,198
EQ/Global Multi-Sector Equity......................................     288,986,049       205,759,921
EQ/Intermediate Government Bond Index..............................     192,123,547       211,047,891
EQ/International Core PLUS.........................................     137,831,904       101,550,775
EQ/International ETF...............................................         229,200                --
EQ/International Growth............................................      93,066,650        55,229,243
EQ/JPMorgan Value Opportunities....................................      33,617,574        45,271,797
EQ/Large Cap Core PLUS.............................................      24,916,207        27,944,906
EQ/Large Cap Growth Index..........................................      52,417,811        59,487,315
EQ/Large Cap Growth PLUS...........................................      42,057,750        45,545,690
EQ/Large Cap Value Index...........................................      37,886,637        21,067,317
EQ/Large Cap Value PLUS............................................      45,133,197       159,549,739
EQ/Lord Abbett Growth and Income...................................      30,018,610        24,592,686
EQ/Lord Abbett Large Cap Core......................................      77,043,305        38,224,379
EQ/Mid Cap Index...................................................      67,306,970        88,708,600
EQ/Mid Cap Value PLUS..............................................     927,976,673       137,363,969
EQ/Money Market....................................................     989,637,914     1,542,134,779
EQ/Montag & Caldwell Growth........................................      41,619,573        53,744,309
EQ/Mutual Large Cap Equity.........................................      24,306,265        40,620,705
EQ/Oppenheimer Global..............................................      63,333,943        29,207,234
EQ/Pimco Ultra Short Bond..........................................     871,177,721       404,726,743
EQ/Quality Bond PLUS...............................................     364,802,277       143,156,187
EQ/Small Company Index.............................................     163,555,307        83,872,199
EQ/T. Rowe Price Growth Stock......................................      98,917,590        34,987,024
EQ/Templeton Global Equity.........................................      27,604,276        35,042,226
EQ/UBS Growth and Income...........................................      15,925,260        15,093,847
EQ/Van Kampen Comstock.............................................      26,386,487        38,525,697
EQ/Van Kampen Mid Cap Growth.......................................     131,365,034        64,785,093
Fidelity(R) VIP Contrafund Portfolio...............................          17,562                 1
Fidelity(R) VIP Mid Cap Portfolio..................................           5,881                --
Fidelity(R) VIP Strategic Income Portfolio.........................          23,052                 2
Franklin Strategic Income Securities Fund..........................          46,290                12
Goldman Sachs VIT Mid Cap Value Fund...............................           2,514                --
Ivy Funds VIP Dividend Opportunities...............................          13,453                 1
Ivy Funds VIP Energy...............................................             479                --
Ivy Funds VIP Global Natural Resources.............................          73,582                 9
Ivy Funds VIP High Income..........................................          24,958                10
Ivy Funds VIP Mid Cap Growth.......................................          20,639                 1
Ivy Funds VIP Science and Technology...............................           1,980                 1
Ivy Funds VIP Small Cap Growth.....................................           3,288                --
Lazard Retirement Emerging Markets Equity Portfolio................          22,521                 1
MFS(R) International Value Portfolio...............................           2,520                --
Multimanager Aggressive Equity.....................................     300,922,995        36,737,063
Multimanager Core Bond.............................................     524,248,109       257,404,502
Multimanager International Equity..................................      82,428,471        80,841,969
Multimanager Large Cap Core Equity.................................      30,556,425        23,828,032
Multimanager Large Cap Growth......................................      21,282,231        33,871,213
Multimanager Large Cap Value.......................................      45,782,482        78,398,124
Multimanager Mid Cap Growth........................................      36,790,955        45,250,087
Multimanager Mid Cap Value.........................................      73,616,366        62,470,045
Multimanager Multi-Sector Bond.....................................     150,409,425       128,284,607
Multimanager Small Cap Growth......................................      52,462,052        38,906,464
Multimanager Small Cap Value.......................................      33,110,433        68,606,374
Multimanager Technology............................................     136,461,633        86,490,914
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio....           96,118                18

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Concluded)


                                                                         Purchases   Sales
                                                                        ----------- ------
PIMCO Variable Insurance Trust Real Return Strategy Portfolio........     $70,987    $ 5
PIMCO Variable Insurance Trust Total Return Portfolio................      78,179      6
ProFund VP Bear......................................................      11,047      2
ProFund VP Biotechnology.............................................       3,640      1
Target 2035 Allocation...............................................      35,007     --
Target 2045 Allocation...............................................      35,087     --
Templeton Developing Markets Securities Fund.........................      27,941      4
Templeton Global Bond Securities Fund................................      26,691      3
Van Eck Worldwide Hard Assets Fund...................................      10,006      2

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range for EQAT and VIP from a low of 0.07% to high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500 I, AXA Tactical Manager 400 I, AXA Tactical Manager 2000 I, AXA Tactical Manager International I, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


----------------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                           Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate                    EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B             7,932,043
Value -- Class B           $       9.40
Net Assets Before Merger   $ 74,538,275
Net Assets After Merger    $         --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            26,391,753
Value -- Class B           $       7.93
Net Assets Before Merger   $209,180,481
Net Assets After Merger    $         --
                           EQ/Van Kampen Real Estate
Shares -- Class B            63,532,140                                    142,251,793
Value -- Class B           $       5.48                                 $         7.74
Net Assets Before Merger   $347,961,699                                 $  469,149,515
Net Assets After Merger    $         --                                 $1,100,829,970
----------------------------------------------------------------------------------------------------------
September 11, 2009         EQ/AXA Rosenberg Value Long/Short           EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B            12,716,910
Value -- Class B           $       8.60
Net Assets Before Merger   $109,365,428
Net Assets After Merger    $         --
                           EQ/Short Duration Bond
Shares -- Class B            23,494,513                                   140,859,863
Value -- Class B           $       9.13                                $         9.95
Net Assets Before Merger   $214,412,117                                $1,077,407,382
Net Assets After Merger    $         --                                $1,401,184,927
----------------------------------------------------------------------------------------------------------
September 18, 2009         Multimanager Health Care                    Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
Shares -- Class B            28,056,156                                    15,487,843
Value -- Class B           $       9.02                                $        21.67
Net Assets Before Merger   $253,119,777                                $   82,475,855
Net Assets After Merger    $         --                                $  335,595,632
----------------------------------------------------------------------------------------------------------
September 18, 2009         EQ/Oppenheimer Main Street Opportunity      EQ/Common Stock Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             5,440,613                                    56,841,883
Value -- Class B           $       8.39                                $        13.55
Net Assets Before Merger   $ 45,659,985                                $  724,313,556
Net Assets After Merger    $         --                                $  769,973,541
----------------------------------------------------------------------------------------------------------


                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations (Concluded)


----------------------------------------------------------------------------------------------------------
September 18, 2009         Removed Portfolio                       Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Oppenheimer Main Street Small Cap
                           Index                                    EQ/Small Company Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             9,217,337                                53,685,152
Value -- Class B           $       8.91                            $         8.40
Net Assets Before Merger   $ 82,134,043                            $  368,998,628
Net Assets After Merger    $         --                            $  451,132,671
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond       EQ/Quality Bond PLUS
----------------------------------------------------------------------------------------------------------
Shares -- Class B            67,826,211                                64,244,370
Value -- Class B           $       3.99                            $         9.19
Net Assets Before Merger   $270,950,734                            $  319,272,226
Net Assets After Merger    $         --                            $  590,222,960
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Long Term Bond                       EQ/Core Bond Index
-------------------------- --------------------------------------- ------------------------
Shares -- Class B            11,533,864                               106,695,594
Value -- Class B           $      12.74                            $         9.62
Net Assets Before Merger   $146,995,303                            $  879,643,006
Net Assets After Merger    $         --                            $1,026,638,309
----------------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following:



                                                                               Asset-based                    Current     Maximum
                                                             Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                             Expense Risks       Charge          Charge        Charge     Charge
                                                            --------------- ---------------- -------------- ----------- ----------
Accumulator and Rollover IRA issued before
  May 1, 1997............................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued on or after May 1, 1997...............   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued on or after March 1, 2000.............   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator issued on or after April 1, 2002.............   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued on or after
  September 15, 2003.....................................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator 06, 07, 8.0, 9.0.............................   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Elite, Plus, Select..........................   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select II....................................   1.10%           0.35%            0.45%          1.90%       1.90%
Accumulator Select issued on or after
  April 1, 2002..........................................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Plus issued on or after April 1, 2002........   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued on or after
  September 15, 2003.....................................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator Plus 06, 07, 8.0, 9.0........................   0.95%           0.35%            0.25%          1.55%       1.55%
Accumulator Elite issued on or after
  September 15, 2003.....................................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Elite II.....................................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Elite 06, 07, 8.0, 9.0.......................   1.10%           0.30%            0.25%          1.65%       1.65%
Stylus...................................................   0.80%           0.30%            0.05%          1.15%       1.15%

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                             Asset-based                    Current     Maximum
                                           Mortality and   Administration   Distribution   Aggregate   Aggregate
                                           Expense Risks       Charge          Charge        Charge     Charge
                                          --------------- ---------------- -------------- ----------- ----------
Retirement Income for Life.............   0.75%           0.30%            0.20%          1.25%       1.25%
Retirement Income for Life (NY)........   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Advisor (1)................   0.50%             --               --           0.50%       0.50%
Accumulator Express....................   0.70%           0.25%              --           0.95%       0.95%
Retirement Cornerstone Series CP.......   0.95%           0.35%            0.25%          1.55%       1.55%
Retirement Cornerstone Series B........   0.80%           0.30%            0.20%          1.30%       1.30%
Retirement Cornerstone Series L........   1.10%           0.30%            0.25%          1.65%       1.65%
Retirement Cornerstone Series C........   1.10%           0.25%            0.35%          1.70%       1.70%

----------
(1) The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

The table below lists the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
               Charges                         is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee
Withdrawal charge                     At time of transaction
BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.
Protection Plus                       Annually on each
                                      contract date anniversary.
Guaranteed minimum death benefit
options:
  Annual ratchet to age 85            Annually on each
                                      contract date anniversary.



               Charges                                    Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                         Applied to an annuity
applicable taxes                                                                              payout option

Charge for Trust expenses             Varies by Portfolio                                     Unit value

Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser      Unit liquidation from
                                      of $30 or 2% of account value, thereafter $30           account value

Variable Immediate Annuity payout     $350 annuity administrative fee                         Unit liquidation from
option administrative fee                                                                     account value

Withdrawal charge                     Low - 0% in contract year 10 and thereafter.            Unit liquidation from
                                                                                              account value
                                      High - 8% in contract years 1 and 2. The charge is
                                      7% in contract years 3 and 4, and declines 1%
                                      each contract year until it reaches 0% in contract
                                      year 10.

                                      *Note - Depending on the contract and/or certain
                                      elections made under the contract, the
                                      withdrawal charge may or may not apply.

BaseBuilder benefit charge            0.30%                                                   Unit liquidation from
                                                                                              account value

Protection Plus                       Low - 0.20%                                             Unit liquidation from
                                                                                              account value
                                      High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85            Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                      benefit base                                            account value

                                      High - 0.30% of the Annual ratchet to age 85 benefit base

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                  When charge
                 Charges                          is deducted
                 -------                          -----------
  Greater of 4% roll up to age 85 Or     Annually on each
  Annual ratchet to age 85               contract date anniversary

  Greater of 5% rollup to age 85 or      Annually on each
  annual ratchet to age 85               contract date anniversary.

  6% rollup to age 80 or 70
  6% rollup to age 85                    Annually on each
                                         contract date anniversary.
  Greater of 6.5%, 6% or 3% rollup to    Annually on each
  age 85 or annual ratchet to age 85     contract date anniversary.

  Greater of 5% rollup to owner's age
  80 or Annual ratchet to owner's age
  80

Guaranteed Withdrawal Benefit for Life   Annually on each
Enhanced Death Benefit                   contract date anniversary

Earnings Enhancement Benefit             Annually on each
(additional death benefit)               contract date anniversary

Guaranteed Minimum Income Benefit        Annually on each
                                         contract date anniversary.

Guaranteed Principal Benefit             Annually on first 10
                                         contract date
                                         anniversaries

Guaranteed Withdrawal Benefit            Annually on each
                                         contract date anniversary

Net Loan Interest charge for Rollover    Netted against loan
                                         repayment

Retirement Income for Life Benefit       Annually on contract date
charge                                   anniversary

Guaranteed Withdrawal Benefit for Life   Annually on each
  (GWBL)                                 contract date anniversary

Death benefit under converted GWBL       Annually on each
                                         contract anniversary date



                 Charges                                     Amount deducted                         How deducted
---------------------------------------- ------------------------------------------------------ ----------------------
  Greater of 4% roll up to age 85 Or     1.00% of the greater of 4% roll-up to age 85 or
  Annual ratchet to age 85               Annual ratchet to age 85 benefit base (max to
                                         1.15%)

  Greater of 5% rollup to age 85 or      Low - 0.50% of the greater of 5% roll-up to age        Unit liquidation from
  annual ratchet to age 85               85 or annual ratchet to age 85 benefit base            account value

                                         High - 1.00% of 5% roll-up to age 85 or Annual
                                         ratchet to age 85 benefit base

  6% rollup to age 80 or 70              0.20% of 6% roll-up to age 80 (or 70) benefit base
  6% rollup to age 85                    Low - 0.35% of the 6% roll-up to age 85 benefit        Unit liquidation from
                                         base                                                   account value

                                         High - 0.45% of the 6% roll-up to age 85 benefit
                                         base

  Greater of 6.5%, 6% or 3% rollup to    Low - 0.45% of the 6% roll-up to age 85 benefit        Unit liquidation from
  age 85 or annual ratchet to age 85     base or the Annual ratchet to age 85 benefit base,     account value
                                         as applicable

                                         High - 0.80% of the 6.5%, 6% or 3% roll-up to
                                         age 85 benefit base or the Annual ratchet to age
                                         85 benefit base, as applicable

  Greater of 5% rollup to owner's age    Low - 0.80% (max 0.95%)
  80 or Annual ratchet to owner's age
  80
                                         High - 1.00% (max 1.15%)

Guaranteed Withdrawal Benefit for Life   0.30%                                                  Unit liquidation from
Enhanced Death Benefit                                                                          account value

Earnings Enhancement Benefit             0.35%                                                  Unit liquidation from
(additional death benefit)                                                                      account value

Guaranteed Minimum Income Benefit        Low - 0.45%                                            Unit liquidation from
                                                                                                account value
                                         High - 1.00% (max to 1.30%)

Guaranteed Principal Benefit             Low - 100% Guaranteed Principal Benefit -              Unit liquidation from
                                         0.50%                                                  account value

                                         High - 125% Guaranteed Principal Benefit -
                                         0.75%

Guaranteed Withdrawal Benefit            Low - 5% Withdrawal Option is 0.30%                    Unit liquidation from

                                         High - 7% Withdrawal Option is 0.50%                   account value

Net Loan Interest charge for Rollover    2.00%                                                  Unit liquidation from
                                                                                                account value

Retirement Income for Life Benefit       Low - 0.60% for Single life                            Unit liquidation from
charge                                      0.80% for Joint life                                account value

                                         High - 0.75% for Single life
                                            0.90% for Joint life

Guaranteed Withdrawal Benefit for Life   Low - 0.60% for Single life;                           Unit liquidation from
  (GWBL)                                    0.80% for Joint life                                account value

                                         High - 0.75% for Single life;
                                            0.95% for Joint life

Death benefit under converted GWBL       The GMDB charge in effect prior to conversion will     Unit liquidation from
                                         be deducted. Note - Charge will vary depending on      account value
                                         combination GMDB elections.

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Concluded)


                                          When charge
             Charges                      is deducted
--------------------------------- ---------------------------
Converted Guaranteed withdrawal   Upon initial conversion
benefit for life charge           and annually on each
                                  contract date anniversary
                                  thereafter



             Charges                                Amount deducted                       How deducted
--------------------------------- --------------------------------------------------- --------------------
Converted Guaranteed withdrawal   Single and Joint life - charge is equal to the      Unit liquidation of
benefit for life charge           percentage of Guaranteed minimum income benefit     account value
                                  base charge deducted as the Guaranteed minimum
                                  income benefit charge on the conversion effective
                                  date. Annual ratchets may increase the charge to a
                                  percentage equal to the maximum charge for the
                                  Guaranteed minimum income benefit.

8. Accumulation Unit Values



   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AIM V.I. Global Real Estate Fund
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.22                --                --          --           0.39%
         Highest contract charge 1.70% Class B (t)      $ 10.22                --                --          --           0.49%
         All contract charges                                --                 1       $        12          --
AIM V.I. Mid Cap Core Equity Fund
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.39                --                --          --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.38                --                --          --           0.78%
         All contract charges                                --                --       $         1          --
All Asset Allocation
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.18                --                --          --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.17                --                --          --           0.10%
         All contract charges                                --                --                --        0.75%
American Century VP Mid Cap Value Fund
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.51                --                --          --           1.55%
         Highest contract charge 1.70% Class B (t)      $ 10.50                --                --          --           1.45%
         All contract charges                                --                --       $         1        1.80%
AXA Aggressive Allocation
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.23                --                --          --           0.29%
         Highest contract charge 1.70% Class A (t)      $ 10.23                --                --          --           0.39%
         All contract charges                                --                 3       $        29          --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.92                --                --          --          26.71%
         Highest contract charge 1.90% Class B          $ 10.05                --                --          --          24.82%
         All contract charges                                --           264,282       $ 2,913,632        1.00%
  2008   Lowest contract charge 0.50% Class B           $  8.62                --                --          --        (39.51)%
         Highest contract charge 1.90% Class B          $  8.05                --                --          --        (40.33)%
         All contract charges                                --           249,764       $ 2,198,545        1.66%
  2007   Lowest contract charge 0.50% Class B           $ 14.25                --                --          --           5.63%
         Highest contract charge 1.90% Class B          $ 13.49                --                --          --           4.17%
         All contract charges                                             189,188       $ 2,787,372        3.04%
  2006   Lowest contract charge 0.50% Class B           $ 13.49                --                --          --          17.31%
         Highest contract charge 1.90% Class B          $ 12.95                --                --          --          15.46%
         All contract charges                                --           103,270       $ 1,472,607        3.07%            --
  2005   Lowest contract charge 0.50% Class B           $ 11.50                --                --          --           7.52%
         Highest contract charge 1.90% Class B          $ 11.22                --                --          --           6.01%
         All contract charges                                --            46,362       $   572,360        5.10%            --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Balanced Strategy
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.09             --                 --           --       (0.30)%
         Highest contract charge 1.70% Class B (s)        $ 10.09             --                 --           --       (0.20)%
         All contract charges                                  --          8,275        $    93,171         2.87%
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.40             --                 --           --         9.27%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         7.76%
         All contract charges                                  --        170,307        $ 1,893,018         2.38%
  2008   Lowest contract charge 0.50% Class B             $ 10.43             --                 --           --      (11.46)%
         Highest contract charge 1.90% Class B            $  9.73             --                 --           --      (12.74)%
         All contract charges                                  --        130,528        $ 1,340,728         6.68%
  2007   Lowest contract charge 0.50% Class B             $ 11.78             --                 --           --         5.27%
         Highest contract charge 1.90% Class B            $ 11.15             --                 --           --         3.82%
         All contract charges                                             43,687        $   512,686         4.38%
  2006   Lowest contract charge 0.50% Class B             $ 11.19             --                 --           --         5.84%
         Highest contract charge 1.90% Class B            $ 10.74             --                 --           --         4.35%
         All contract charges                                  --         27,021        $   304,681         4.30%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.57             --                 --           --         1.93%
         Highest contract charge 1.90% Class B            $ 10.29             --                 --           --         0.50%
         All contract charges                                  --         18,040        $   194,239         4.02%          --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.06             --                 --           --       (0.40)%
         Highest contract charge 1.70% Class B (s)        $ 10.05             --                 --           --       (0.40)%
         All contract charges                                  --          4,833        $    53,791         3.54%
AXA Conservative Strategy
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $  9.98             --                 --           --       (0.70)%
         Highest contract charge 1.70% Class B (s)        $  9.98             --                 --           --       (0.70)%
         All contract charges                                  --          3,109        $    33,065         4.46%
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.16             --                 --           --        13.83%
         Highest contract charge 1.90% Class B            $ 10.26             --                 --           --        12.28%
         All contract charges                                  --        152,280        $ 1,682,551         1.98%
  2008   Lowest contract charge 0.50% Class B             $  9.80             --                 --           --      (19.80)%
         Highest contract charge 1.90% Class B            $  9.14             --                 --           --      (21.00)%
         All contract charges                                  --        126,714        $ 1,241,651         3.99%
  2007   Lowest contract charge 0.50% Class B             $ 12.22             --                 --           --         4.98%
         Highest contract charge 1.90% Class B            $ 11.57             --                 --           --         3.49%
         All contract charges                                             83,083        $ 1,028,164         3.70%
  2006   Lowest contract charge 0.50% Class B             $ 11.64             --                 --           --         8.22%
         Highest contract charge 1.90% Class B            $ 11.18             --                 --           --         6.70%
         All contract charges                                  --         62,323        $   744,035         3.65%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.76             --                 --           --         2.73%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         1.29%
         All contract charges                                  --         40,493        $   451,307         4.68%          --
AXA Growth Strategy
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.16             --                 --           --         0.00%
         Highest contract charge 1.70% Class B (s)        $ 10.16             --                 --           --         0.00%
         All contract charges                                  --         16,690        $   196,220         1.94%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Moderate Allocation
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.10               --                --           --          (0.20)%
         Highest contract charge 1.70% Class A (t)      $ 10.09               --                --           --          (0.20)%
         All contract charges                                --                2       $        24         1.45%
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 55.12               --                --           --           16.43%
         Highest contract charge 1.90% Class B          $ 39.26               --                --           --           14.80%
         All contract charges                                --          509,246       $ 7,164,791         1.45%
  2008   Lowest contract charge 0.50% Class B           $ 47.34               --                --           --         (24.86)%
         Highest contract charge 1.90% Class B          $ 34.20               --                --           --         (25.91)%
         All contract charges                                --          438,140       $ 5,361,993         4.05%
  2007   Lowest contract charge 0.50% Class B           $ 63.00               --                --           --            5.74%
         Highest contract charge 1.90% Class B          $ 46.16               --                --           --            4.25%
         All contract charges                                            339,622       $ 5,580,780         3.49%
  2006   Lowest contract charge 0.50% Class B           $ 59.58               --                --           --            9.77%
         Highest contract charge 1.90% Class B          $ 44.28               --                --           --            8.23%
         All contract charges                                --          267,779       $ 4,210,726         3.03%             --
  2005   Lowest contract charge 0.50% Class B           $ 54.27               --                --           --            4.27%
         Highest contract charge 1.90% Class B          $ 40.92               --                --           --            2.81%
         All contract charges                                --          188,833       $ 2,886,531         2.93%             --
AXA Moderate Growth Strategy
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)       $ 10.13              --                --           --           (0.10)%
         Highest contract charge 1.70% Class B (s)      $ 10.12               --                --           --          (0.20)%
         All contract charges                                --           18,371       $   214,806         2.33%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --                --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --            0.10%
         All contract charges                                --               33       $       334         1.36%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 11.30               --                --           --           21.35%
         Highest contract charge 1.90% Class B          $ 10.39               --                --           --           19.61%
         All contract charges                                --          908,945       $10,483,044         1.36%
  2008   Lowest contract charge 0.50% Class B           $  9.31               --                --           --         (32.14)%
         Highest contract charge 1.90% Class B          $  8.69               --                --           --         (33.05)%
         All contract charges                                --          853,511       $ 8,197,686         2.40%
  2007   Lowest contract charge 0.50% Class B           $ 13.72               --                --           --            5.86%
         Highest contract charge 1.90% Class B          $ 12.98               --                --           --            4.34%
         All contract charges                                            689,233       $ 9,864,221         3.23%
  2006   Lowest contract charge 0.50% Class B           $ 12.96               --                --           --           13.93%
         Highest contract charge 1.90% Class B          $ 12.44               --                --           --           12.33%
         All contract charges                                --          450,637       $ 6,186,804         3.16%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.37               --                --           --            6.14%
         Highest contract charge 1.90% Class B          $ 11.07               --                --           --            4.65%
         All contract charges                                --          231,245       $ 2,819,241         5.28%             --
AXA Tactical Manager 2000 I
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.75               --                --           --            2.67%
         Highest contract charge 1.70% Class B (t)      $ 10.74               --                --           --            2.58%
         All contract charges                                --                7       $        78         0.01%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Tactical Manager 400 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.45              --                --           --           1.65%
         Highest contract charge 1.70% Class B (t)      $ 10.44              --                --           --           1.66%
         All contract charges                                --               7        $       75         0.01%
AXA Tactical Manager 500 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.23              --                --           --           0.00%
         Highest contract charge 1.70% Class B (t)      $ 10.23              --                --           --           0.00%
         All contract charges                                --              25        $      261         0.03%
AXA Tactical Manager International I
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.00              --                --           --         (0.20)%
         Highest contract charge 1.70% Class B (t)      $  9.99              --                --           --         (0.30)%
         All contract charges                                --               8        $       81         0.05%
BlackRock Global Allocation V.I. Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.13              --                --           --         (0.49)%
         Highest contract charge 1.70% Class B (t)      $ 10.13              --                --           --         (0.39)%
         All contract charges                                --              63        $      644         1.59%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.00              --                --           --         (0.10)%
         Highest contract charge 1.70% Class A (t)      $  9.99              --                --           --         (0.20)%
         All contract charges                                --              --                --         2.38%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.05              --                --           --          26.42%
         Highest contract charge 1.90% Class B          $ 11.40              --                --           --          24.68%
         All contract charges                                --          58,111        $  703,686         2.38%
  2008   Lowest contract charge 0.50% Class B           $ 11.11              --                --           --        (50.95)%
         Highest contract charge 1.90% Class B          $  9.14              --                --           --        (51.67)%
         All contract charges                                --          62,852        $  607,988         2.73%
  2007   Lowest contract charge 0.50% Class B           $ 22.65              --                --           --          11.14%
         Highest contract charge 1.90% Class B          $ 18.91              --                --           --           9.62%
         All contract charges                                            64,446        $1,284,350         1.43%
  2006   Lowest contract charge 0.50% Class B           $ 20.38              --                --           --          22.90%
         Highest contract charge 1.90% Class B          $ 17.25              --                --           --          21.18%
         All contract charges                                --          50,659        $  919,120         1.53%            --
  2005   Lowest contract charge 0.50% Class B           $ 16.58              --                --           --          14.72%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          13.11%
         All contract charges                                --          39,214        $  585,935         1.67%            --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.73              --                --           --           3.27%
         Highest contract charge 1.70% Class A (t)      $ 10.72              --                --           --           3.18%
         All contract charges                                --              --        $        2         0.02%
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 17.04              --                --           --          35.03%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          33.07%
         All contract charges                                --          25,519        $  342,139         0.02%
  2008   Lowest contract charge 0.50% Class B           $ 12.62              --                --           --        (44.94)%
         Highest contract charge 1.90% Class B          $ 10.70              --                --           --        (45.71)%
         All contract charges                                --          27,869        $  280,414           --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Small Cap Growth (Continued)
-------------------------------------------------
  2007   Lowest contract charge 0.50% Class B           $ 22.92               --               --            --          16.11%
         Highest contract charge 1.90% Class B          $ 19.71               --               --            --          14.46%
         All contract charges                                             28,246        $ 526,859            --
  2006   Lowest contract charge 0.50% Class B           $ 19.74               --               --            --           8.46%
         Highest contract charge 1.90% Class B          $ 17.22               --               --            --           6.94%
         All contract charges                                --           29,035        $ 479,583            --             --
  2005   Lowest contract charge 0.50% Class B           $ 18.20               --               --            --          10.95%
         Highest contract charge 1.90% Class B          $ 16.10               --               --            --           9.40%
         All contract charges                                --           28,133        $ 443,581            --             --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.57               --               --            --           1.44%
         Highest contract charge 1.70% Class A (t)      $ 10.57               --               --            --           1.54%
         All contract charges                                --               --               --          1.03%
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.34               --               --            --          27.51%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --            --          25.69%
         All contract charges                                --           12,629        $ 101,917          1.03%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.54                                                        (33.67)%
         Highest contract charge 1.90% Class B (c)      $  6.33                                                        (34.61)%
         All contract charges                                --           11,658        $  74,460          1.06%
  2007   Lowest contract charge 0.50% Class B (c)       $  9.86                                                         (9.12)%
         Highest contract charge 1.90% Class B (c)      $  9.68                                                        (10.37)%
         All contract charges                                              5,985        $  58,243          0.48%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.85               --               --            --           8.50%
         Highest contract charge 1.90% Class B (c)      $ 10.80               --               --            --           8.03%
         All contract charges                                --            1,481        $  16,022          0.54%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.36               --               --            --           0.68%
         Highest contract charge 1.70% Class A (t)      $ 10.36               --               --            --           0.68%
         All contract charges                                --               --        $       3          2.75%
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 21.64               --               --            --          29.60%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --          27.82%
         All contract charges                                --           52,534        $ 745,364          2.75%
  2008   Lowest contract charge 0.50% Class B           $ 16.70               --               --            --        (36.86)%
         Highest contract charge 1.90% Class B          $ 14.15               --               --            --        (37.77)%
         All contract charges                                --           46,485        $ 522,247          1.73%
  2007   Lowest contract charge 0.50% Class B           $ 26.45               --               --            --           0.69%
         Highest contract charge 1.90% Class B          $ 22.74               --               --            --         (0.74)%
         All contract charges                                             45,201        $ 829,334          1.08%
  2006   Lowest contract charge 0.50% Class B           $ 26.27               --               --            --          20.31%
         Highest contract charge 1.90% Class B          $ 22.91               --               --            --          18.62%
         All contract charges                                --           44,747        $ 846,668          2.90%            --
  2005   Lowest contract charge 0.50% Class B           $ 21.84               --               --            --           2.44%
         Highest contract charge 1.90% Class B          $ 19.32               --               --            --           1.00%
         All contract charges                                --           43,949        $ 723,084          1.38%            --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/BlackRock International Value
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.92                --                --           --         (0.40)%
         Highest contract charge 1.70% Class A (t)     $  9.92                --                --           --         (0.30)%
         All contract charges                               --                 1        $        8         2.07%
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 20.05                --                --           --          29.61%
         Highest contract charge 1.90% Class B         $ 16.76                --                --           --          27.81%
         All contract charges                               --            47,668        $  743,266         2.07%
  2008   Lowest contract charge 0.50% Class B          $ 15.47                --                --           --        (43.29)%
         Highest contract charge 1.90% Class B         $ 13.11                --                --           --        (44.09)%
         All contract charges                               --            48,585        $  592,816         2.19%
  2007   Lowest contract charge 0.50% Class B          $ 27.28                --                --           --           9.65%
         Highest contract charge 1.90% Class B         $ 23.45                --                --           --           8.06%
         All contract charges                                             52,311        $1,144,877         1.85%
  2006   Lowest contract charge 0.50% Class B          $ 24.88                --                --           --          25.06%
         Highest contract charge 1.90% Class B         $ 21.70                --                --           --          23.30%
         All contract charges                               --            51,776        $1,057,795         3.58%            --
  2005   Lowest contract charge 0.50% Class B          $ 19.90                --                --           --          10.28%
         Highest contract charge 1.90% Class B         $ 17.60                --                --           --           8.74%
         All contract charges                               --            44,488        $  754,971         1.84%           --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.15                --                --           --         (0.39)%
         Highest contract charge 1.70% Class A (t)     $ 10.14                --                --           --         (0.39)%
         All contract charges                               --                --                --         2.55%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.60                --                --           --          10.97%
         Highest contract charge 1.90% Class B         $  4.79                --                --           --           9.34%
         All contract charges                               --            43,320        $  182,082         2.55%
  2008   Lowest contract charge 0.50% Class B          $  5.05                --                --           --        (32.67)%
         Highest contract charge 1.90% Class B         $  4.38                --                --           --        (33.54)%
         All contract charges                               --            39,344        $  157,390         2.44%
  2007   Lowest contract charge 0.50% Class B          $  7.50                --                --           --           3.31%
         Highest contract charge 1.90% Class B         $  6.59                --                --           --           1.70%
         All contract charges                                             31,430        $  202,051         1.82%
  2006   Lowest contract charge 0.50% Class B          $  7.26                --                --           --          15.39%
         Highest contract charge 1.90% Class B         $  6.48                --                --           --          13.77%
         All contract charges                               --            30,079        $  198,213         2.39%            --
  2005   Lowest contract charge 0.50% Class B          $  6.30                --                --           --          5.62%
         Highest contract charge 1.90% Class B         $  5.69                --                --           --          4.14%
         All contract charges                               --            22,950        $  135,055         2.19%           --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.63                --                --           --         30.12%
         Highest contract charge 1.90% Class B         $  6.58                --                --           --         28.35%
         All contract charges                               --             5,534        $   45,654         0.24%
  2008   Lowest contract charge 0.50% Class B          $  5.86                --                --           --        (45.44)%
         Highest contract charge 1.90% Class B         $  5.13                --                --           --        (46.23)%
         All contract charges                               --             5,674        $   36,090         0.30%
  2007   Lowest contract charge 0.50% Class B          $ 10.74                --                --           --         11.53%
         Highest contract charge 1.90% Class B         $  9.54                --                --           --          9.91%
         All contract charges                                              5,341        $   62,358         0.23%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Calvert Socially Responsible (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.63                --                --           --          4.70%
         Highest contract charge 1.90% Class B         $  8.68                --                --           --          3.24%
         All contract charges                               --             5,169        $   54,129           --            --
  2005   Lowest contract charge 0.50% Class B          $  9.20                --                --           --          8.20%
         Highest contract charge 1.90% Class B         $  8.40                --                --           --          6.68%
         All contract charges                               --             4,883        $   47,467           --            --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.41                --                --           --          1.66%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.76%
         All contract charges                               --                --                --         0.33%
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.77                --                --           --         32.72%
         Highest contract charge 1.90% Class B         $  9.84                --                --           --         30.99%
         All contract charges                               --            33,199        $  327,423         0.33%
  2008   Lowest contract charge 0.50% Class B          $  8.87                --                --           --       (40.67)%
         Highest contract charge 1.90% Class B         $  7.51                --                --           --       (41.56)%
         All contract charges                               --            35,102        $  263,886         0.18%
  2007   Lowest contract charge 0.50% Class B          $ 14.95                --                --           --          4.91%
         Highest contract charge 1.90% Class B         $ 12.85                --                --           --          3.46%
         All contract charges                                             34,213        $  439,864           --
  2006   Lowest contract charge 0.50% Class B          $ 14.25                --                --           --          6.87%
         Highest contract charge 1.90% Class B         $ 12.42                --                --           --          5.37%
         All contract charges                               --            30,418        $  380,312         0.18%           --
  2005   Lowest contract charge 0.50% Class B          $ 13.33                --                --           --          4.58%
         Highest contract charge 1.90% Class B         $ 11.79                --                --           --          3.12%
         All contract charges                               --            23,591        $  283,809         0.21%           --
EQ/Capital Guardian Research
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.42                --                --           --          1.56%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.56%
         All contract charges                               --                --                --         1.14%
EQ/Capital Guardian Research (d)
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.09                --                --           --         30.79%
         Highest contract charge 1.90% Class B         $  9.53                --                --           --         29.02%
         All contract charges                               --            86,472        $  882,191         1.14%
  2008   Lowest contract charge 0.50% Class B          $  8.48                --                --           --       (39.94)%
         Highest contract charge 1.90% Class B         $  7.39                --                --           --       (40.83)%
         All contract charges                               --            96,287        $  757,787         0.91%
  2007   Lowest contract charge 0.50% Class B          $ 14.12                --                --           --          1.15%
         Highest contract charge 1.90% Class B         $ 12.49                --                --           --        (0.32)%
         All contract charges                                            113,240        $1,497,202         1.28%
  2006   Lowest contract charge 0.50% Class B          $ 13.96                --                --           --         11.50%
         Highest contract charge 1.90% Class B         $ 12.53                --                --           --          9.93%
         All contract charges                               --            56,224        $  739,096         0.56%           --
  2005   Lowest contract charge 0.50% Class B          $ 12.52                --                --           --          5.53%
         Highest contract charge 1.90% Class B         $ 11.40                --                --           --          4.05%
         All contract charges                               --            59,370        $  704,554         0.56%           --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Common Stock Index
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.32               --                --           --           0.39%
         Highest contract charge 1.70% Class A (t)     $  10.32               --                --           --           0.39%
         All contract charges                                --               --                --         1.80%
EQ/Common Stock Index (q)
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 256.03               --                --           --          27.69%
         Highest contract charge 1.90% Class B         $ 158.35               --                --           --          25.90%
         All contract charges                                --           41,528        $  776,118         1.80%
  2008   Lowest contract charge 0.50% Class B          $ 200.52               --                --           --        (44.08)%
         Highest contract charge 1.90% Class B         $ 125.78               --                --           --        (44.87)%
         All contract charges                                --           40,142        $  617,520         1.63%
  2007   Lowest contract charge 0.50% Class B          $ 358.57               --                --           --           2.96%
         Highest contract charge 1.90% Class B         $ 228.16               --                --           --           1.51%
         All contract charges                                             41,874        $1,221,553         0.97%
  2006   Lowest contract charge 0.50% Class B          $ 348.26               --                --           --          10.14%
         Highest contract charge 1.90% Class B         $ 224.77               --                --           --           8.59%
         All contract charges                                --           44,440        $1,355,393         1.20%            --
  2005   Lowest contract charge 0.50% Class B          $ 316.20               --                --           --           3.78%
         Highest contract charge 1.90% Class B         $ 206.99               --                --           --           2.33%
         All contract charges                                --           36,983        $1,277,968         0.84%            --
EQ/Core Bond Index (o)
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  14.70               --                --           --           2.17%
         Highest contract charge 1.90% Class B         $  12.40               --                --           --           0.76%
         All contract charges                                --           89,630        $1,013,962         2.61%
  2008   Lowest contract charge 0.50% Class B          $  14.39               --                --           --         (9.38)%
         Highest contract charge 1.90% Class B         $  12.31               --                --           --        (10.67)%
         All contract charges                                --           80,413        $  913,345         4.06%
  2007   Lowest contract charge 0.50% Class B          $  15.88               --                --           --           2.58%
         Highest contract charge 1.90% Class B         $  13.78               --                --           --           1.10%
         All contract charges                                             99,922        $1,271,392         4.32%
  2006   Lowest contract charge 0.50% Class B          $  15.48               --                --           --           3.54%
         Highest contract charge 1.90% Class B         $  13.63               --                --           --           2.09%
         All contract charges                                --           99,116        $1,260,924         4.37%            --
  2005   Lowest contract charge 0.50% Class B          $  14.95               --                --           --           1.71%
         Highest contract charge 1.90% Class B         $  13.35               --                --           --           0.28%
         All contract charges                                --           93,448        $1,190,350         3.56%            --
EQ/Davis New York Venture
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.28               --                --           --           1.48%
         Highest contract charge 1.70% Class A (t)     $  10.27               --                --           --           1.48%
         All contract charges                                --               --        $        7         1.73%
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $   8.96               --                --           --         32.03%
         Highest contract charge 1.90% Class B (c)     $   8.55               --                --           --         30.18%
         All contract charges                                --           39,080        $  338,925         1.73%
  2008   Lowest contract charge 0.50% Class B (c)      $   6.79               --                --           --       (39.54)%
         Highest contract charge 1.90% Class B (c)     $   6.57               --                --           --       (40.38)%
         All contract charges                                --           36,597        $  242,910         0.62%
  2007   Lowest contract charge 0.50% Class B (c)      $  11.23               --                --           --          3.22%
         Highest contract charge 1.90% Class B (c)     $  11.02               --                --           --          1.75%
         All contract charges                                             24,733        $  273,949         0.62%

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Davis New York Venture (Continued)
-------------------------------------
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.88               --                --         --             8.76%
         Highest contract charge 1.90% Class B (c)      $ 10.83               --                --         --             8.29%
         All contract charges                                --            5,631       $    61,054       0.75%              --
EQ/Equity 500 Index
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --                --         --             0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --                --         --             0.10%
         All contract charges                                --                3       $        34       1.96%
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 27.29               --                --         --            25.25%
         Highest contract charge 1.90% Class B          $ 21.81               --                --         --            23.48%
         All contract charges                                --           75,725       $ 1,151,603       1.96%
  2008   Lowest contract charge 0.50% Class B           $ 21.79               --                --         --          (37.64)%
         Highest contract charge 1.90% Class B          $ 17.66               --                --         --          (38.51)%
         All contract charges                                --           71,841       $   912,729       1.72%
  2007   Lowest contract charge 0.50% Class B           $ 34.94               --                --         --             4.42%
         Highest contract charge 1.90% Class B          $ 28.72               --                --         --             2.94%
         All contract charges                                             74,013       $ 1,576,822       1.31%
  2006   Lowest contract charge 0.50% Class B           $ 33.46               --                --         --            14.52%
         Highest contract charge 1.90% Class B          $ 27.90               --                --         --            12.91%
         All contract charges                                --           76,302       $ 1,640,567       1.54%              --
  2005   Lowest contract charge 0.50% Class B           $ 29.22               --                --         --             3.88%
         Highest contract charge 1.90% Class B          $ 24.71               --                --         --             2.42%
         All contract charges                                --           76,052       $ 1,537,157       1.35%              --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.75               --                --         --            27.15%
         Highest contract charge 1.90% Class B          $ 13.11               --                --         --            25.42%
         All contract charges                                --          108,738       $ 1,316,635       0.85%
  2008   Lowest contract charge 0.50% Class B           $ 11.60               --                --         --          (40.57)%
         Highest contract charge 1.90% Class B          $ 10.45               --                --         --          (41.46)%
         All contract charges                                --          118,651       $ 1,143,520       0.95%
  2007   Lowest contract charge 0.50% Class B           $ 19.52               --                --         --            13.49%
         Highest contract charge 1.90% Class B          $ 17.85               --                --         --            11.91%
         All contract charges                                            115,724       $ 1,909,092       0.18%
  2006   Lowest contract charge 0.50% Class B           $ 17.20               --                --         --             8.78%
         Highest contract charge 1.90% Class B          $ 15.95               --                --         --             7.25%
         All contract charges                                --          110,995       $ 1,644,626       0.73%              --
  2005   Lowest contract charge 0.50% Class B           $ 15.82               --                --         --            10.15%
         Highest contract charge 1.90% Class B          $ 14.88               --                --         --             8.61%
         All contract charges                                --           91,026       $ 1,281,504         --               --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.64               --                --         --            39.68%
         Highest contract charge 1.90% Class B          $  9.11               --                --         --            37.57%
         All contract charges                                --           25,747       $   295,437       0.19%
  2008   Lowest contract charge 0.50% Class B           $  7.62               --                --         --          (27.98)%
         Highest contract charge 1.90% Class B          $  6.62               --                --         --          (28.97)%
         All contract charges                                --           15,753       $   128,962       0.60%
  2007   Lowest contract charge 0.50% Class B           $ 10.58               --                --         --            10.79%
         Highest contract charge 1.90% Class B          $  9.32               --                --         --             9.26%
         All contract charges                                             15,374       $   176,492       0.00%

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Evergreen Omega (Continued)
-------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.55                --                --           --          5.34%
         Highest contract charge 1.90% Class B         $  8.53                --                --           --          3.86%
         All contract charges                               --            13,748        $  141,667         2.13%           --
  2005   Lowest contract charge 0.50% Class B          $  9.07                --                --           --          3.44%
         Highest contract charge 1.90% Class B         $  8.21                --                --           --          1.99%
         All contract charges                               --            15,270        $  147,725         0.04%           --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.29                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.28                --                --           --          0.19%
         All contract charges                               --                --                --         5.95%
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.36                --                --           --         29.97%
         Highest contract charge 1.90% Class B (c)     $  8.93                --                --           --         28.10%
         All contract charges                               --            65,970        $  596,850         5.95%
  2008   Lowest contract charge 0.50% Class B (c)      $  7.20                --                --           --       (32.20)%
         Highest contract charge 1.90% Class B (c)     $  6.97                --                --           --       (33.11)%
         All contract charges                               --            60,463        $  425,663         6.36%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.62                --                --           --          1.53%
         Highest contract charge 1.90% Class B (c)     $ 10.42                --                --           --          0.10%
         All contract charges                                             57,439        $  601,803         4.16%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.46                --                --           --          4.56%
         Highest contract charge 1.90% Class B (c)     $ 10.41                --                --           --          4.11%
         All contract charges                               --            12,757        $  132,983         2.34%           --
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.23                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.23                --                --           --          0.29%
         All contract charges                               --                --        $        2         2.46%
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (h)      $  7.68                --                --           --         27.78%
         Highest contract charge 1.90% Class B (h)     $  7.40                --                --           --         26.04%
         All contract charges                               --           179,402        $1,341,290         2.46%
  2008   Lowest contract charge 0.50% Class B (h)      $  6.01                --                --           --       (37.20)%
         Highest contract charge 1.90% Class B (h)     $  5.87                --                --           --       (38.08)%
         All contract charges                               --           168,583        $  996,068         5.08%
  2007   Lowest contract charge 0.50% Class B (h)      $  9.57                --                --           --        (4.30)%
         Highest contract charge 1.90% Class B (h)     $  9.48                --                --           --        (5.20)%
         All contract charges                                             83,451        $  793,251         2.63%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --                --           --          0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --                --           --          0.69%
         All contract charges                               --                --                --         0.00%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 12.08                --                --           --         16.01%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --                --           --         14.41%
         All contract charges                               --            11,998        $  137,992         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.41                --                --           --       (14.25)%
         Highest contract charge 1.90% Class B (a)     $  9.88                --                --           --       (15.48)%
         All contract charges                               --            11,081        $  111,017         0.50%

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/GAMCO Mergers and Acquisitions (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)       $ 12.14               --               --            --           2.97%
         Highest contract charge 1.90% Class B (a)      $ 11.69               --               --            --           1.48%
         All contract charges                                             11,173        $ 131,859          0.78%
  2006   Lowest contract charge 0.50% Class B (a)       $ 11.79               --               --            --          11.65%
         Highest contract charge 1.90% Class B (a)      $ 11.52               --               --            --          10.08%
         All contract charges                                --            7,462        $  86,530          6.34%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 10.56               --               --            --           5.64%
         Highest contract charge 1.90% Class B (a)      $ 10.46               --               --            --           4.65%
         All contract charges                                --            2,307        $  24,225          5.28%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.59               --               --            --           1.53%
         Highest contract charge 1.70% Class A (t)      $ 10.58               --               --            --           1.44%
         All contract charges                                --                2        $      23          0.44%
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 34.01               --               --            --          40.72%
         Highest contract charge 1.90% Class B          $ 25.11               --               --            --          38.78%
         All contract charges                                --           21,145        $ 619,879          0.44%
  2008   Lowest contract charge 0.50% Class B           $ 24.17               --               --            --        (30.98)%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --        (31.99)%
         All contract charges                                --           18,794        $ 392,717          0.61%
  2007   Lowest contract charge 0.50% Class B           $ 35.02               --               --            --           8.72%
         Highest contract charge 1.90% Class B          $ 26.60               --               --            --           7.21%
         All contract charges                                             15,674        $ 470,454          0.52%
  2006   Lowest contract charge 0.50% Class B           $ 32.21               --               --            --          18.24%
         Highest contract charge 1.90% Class B          $ 24.81               --               --            --          16.58%
         All contract charges                                --            8,969        $ 243,842          1.60%            --
  2005   Lowest contract charge 0.50% Class B           $ 27.24               --               --            --           3.80%
         Highest contract charge 1.90% Class B          $ 21.28               --               --            --           2.34%
         All contract charges                                --            5,611        $ 129,461          1.01%            --
EQ/Global Bond PLUS
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.85               --               --            --        ( 1.70)%
         Highest contract charge 1.70% Class A (t)      $  9.85               --               --            --        ( 1.70)%
         All contract charges                                --                2        $      15          0.80%
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $ 11.75               --               --            --           1.49%
         Highest contract charge 1.90% Class B (b)      $ 11.07               --               --            --           0.07%
         All contract charges                                --           36,747        $ 414,061          0.80%
  2008   Lowest contract charge 0.50% Class B (b)       $ 11.58               --               --            --           5.95%
         Highest contract charge 1.90% Class B (b)      $ 11.06               --               --            --           4.44%
         All contract charges                                --           36,828        $ 413,319         19.53%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.93               --               --            --           8.76%
         Highest contract charge 1.90% Class B (b)      $ 10.59               --               --            --           7.19%
         All contract charges                                             18,195        $ 194,602          3.41%
  2006   Lowest contract charge 0.50% Class B (b)       $ 10.05               --               --            --           2.90%
         Highest contract charge 1.90% Class B (b)      $  9.88               --               --            --           1.46%
         All contract charges                                --            8,137        $  80,817          0.43%            --
  2005   Lowest contract charge 0.50% Class B (b)       $  9.77               --               --            --         (2.31)%
         Highest contract charge 1.90% Class B (b)      $  9.74               --               --            --         (2.63)%
         All contract charges                                --              659        $   6,422            --             --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.16               --                --           --        (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --          0.00%
         All contract charges                                --                2        $       29         1.33%
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 18.29               --                --           --         49.30%
         Highest contract charge 1.90% Class B          $ 15.35               --                --           --         47.16%
         All contract charges                                --           58,787        $1,130,770         1.33%
  2008   Lowest contract charge 0.50% Class B           $ 12.25               --                --           --       (57.55)%
         Highest contract charge 1.90% Class B          $ 10.43               --                --           --       (58.15)%
         All contract charges                                --           53,574        $  696,118         0.15%
  2007   Lowest contract charge 0.50% Class B           $ 28.86               --                --           --         41.26%
         Highest contract charge 1.90% Class B          $ 24.92               --                --           --         39.30%
         All contract charges                                             53,185        $1,627,247         0.00%
  2006   Lowest contract charge 0.50% Class B           $ 20.43               --                --           --         36.37%
         Highest contract charge 1.90% Class B          $ 17.89               --                --           --         34.46%
         All contract charges                                --           47,631        $1,034,450         0.45%           --
  2005   Lowest contract charge 0.50% Class B           $ 14.98               --                --           --         32.12%
         Highest contract charge 1.90% Class B          $ 13.30               --                --           --         30.27%
         All contract charges                                --           38,941        $  606,208         0.63%           --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 23.11               --                --           --        (2.76)%
         Highest contract charge 1.90% Class B          $ 17.72               --                --           --        (4.11)%
         All contract charges                                --           26,434        $  369,725         1.00%
  2008   Lowest contract charge 0.50% Class B           $ 23.77               --                --           --          3.08%
         Highest contract charge 1.90% Class B          $ 18.48               --                --           --          1.59%
         All contract charges                                --           26,853        $  401,655         3.71%
  2007   Lowest contract charge 0.50% Class B           $ 23.06               --                --           --          6.32%
         Highest contract charge 1.90% Class B          $ 18.19               --                --           --          4.84%
         All contract charges                                             18,561        $  296,887         4.29%
  2006   Lowest contract charge 0.50% Class B           $ 21.69               --                --           --          2.61%
         Highest contract charge 1.90% Class B          $ 17.35               --                --           --          1.17%
         All contract charges                                --           18,923        $  295,751         3.88%           --
  2005   Lowest contract charge 0.50% Class B           $ 21.14               --                --           --          0.73%
         Highest contract charge 1.90% Class B          $ 17.15               --                --           --        (0.68)%
         All contract charges                                --           20,170        $  320,909         3.41%           --
EQ/International Core PLUS
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.07               --                --           --          0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.07               --                --           --          0.10%
         All contract charges                                --               --                 -         3.14%
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.14               --                --           --         34.62%
         Highest contract charge 1.90% Class B          $ 11.29               --                --           --         32.72%
         All contract charges                                --           59,216        $  769,256         3.14%
  2008   Lowest contract charge 0.50% Class B           $  9.76               --                --           --       (45.11)%
         Highest contract charge 1.90% Class B          $  8.51               --                --           --       (45.90)%
         All contract charges                                --           57,050        $  554,312         1.49%
  2007   Lowest contract charge 0.50% Class B           $ 17.78               --                --           --         14.64%
         Highest contract charge 1.90% Class B          $ 15.73               --                --           --         13.08%
         All contract charges                                             57,566        $1,024,304         0.39%

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/International Core PLUS (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 15.51               --               --            --          18.65%
         Highest contract charge 1.90% Class B          $ 13.91               --               --            --          16.99%
         All contract charges                                --           62,676        $ 973,881          1.38%            --
  2005   Lowest contract charge 0.50% Class B           $ 13.07               --               --            --          16.51%
         Highest contract charge 1.90% Class B          $ 11.89               --               --            --          14.91%
         All contract charges                                --           56,000        $ 728,289          1.54%            --
EQ/International Growth
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.18               --               --            --           0.30%
         Highest contract charge 1.70% Class A (t)      $ 10.18               --               --            --           0.39%
         All contract charges                                --               --        $       3          1.27%
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)       $ 13.56               --               --            --          36.59%
         Highest contract charge 1.90% Class B (a)      $ 12.70               --               --            --          34.63%
         All contract charges                                --           25,119        $ 272,003          1.27%
  2008   Lowest contract charge 0.50% Class B (a)       $  9.93               --               --            --        (40.61)%
         Highest contract charge 1.90% Class B (a)      $  9.43               --               --            --        (41.43)%
         All contract charges                                --           20,631        $ 168,007          0.99%
  2007   Lowest contract charge 0.50% Class B (a)       $ 16.72               --               --            --          15.63%
         Highest contract charge 1.90% Class B (a)      $ 16.10               --               --            --          14.02%
         All contract charges                                             16,401        $ 237,725          0.72%
  2006   Lowest contract charge 0.50% Class B (a)       $ 14.46               --               --            --          25.01%
         Highest contract charge 1.90% Class B (a)      $ 14.12               --               --            --          23.26%
         All contract charges                                --            6,096        $  83,819          1.21%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 11.56               --               --            --          15.64%
         Highest contract charge 1.90% Class B (a)      $ 11.46               --               --            --          14.56%
         All contract charges                                --            1,394        $  16,015          2.07%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --               --            --           0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --               --            --           0.10%
         All contract charges                                --               --               --          1.48%
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.54               --               --            --          31.69%
         Highest contract charge 1.90% Class B          $ 11.31               --               --            --          29.73%
         All contract charges                                --           22,028        $ 258,292          1.48%
  2008   Lowest contract charge 0.50% Class B           $ 10.28               --               --            --        (40.09)%
         Highest contract charge 1.90% Class B          $  8.72               --               --            --        (40.88)%
         All contract charges                                --           23,322        $ 210,531          1.78%
  2007   Lowest contract charge 0.50% Class B           $ 17.16               --               --            --         (1.72)%
         Highest contract charge 1.90% Class B          $ 14.75               --               --            --         (3.09)%
         All contract charges                                             27,538        $ 419,788          1.32%
  2006   Lowest contract charge 0.50% Class B           $ 17.46               --               --            --          19.78%
         Highest contract charge 1.90% Class B          $ 15.22               --               --            --          18.10%
         All contract charges                                --           31,332        $ 492,862          4.27%            --
  2005   Lowest contract charge 0.50% Class B           $ 14.58               --               --            --           3.41%
         Highest contract charge 1.90% Class B          $ 12.89               --               --            --           1.95%
         All contract charges                                --           35,102        $ 468,128          1.50%            --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Core PLUS
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.18                --               --            --          25.95%
         Highest contract charge 1.90% Class B         $  7.86                --               --            --          24.11%
         All contract charges                               --            17,342        $ 153,764          4.38%
  2008   Lowest contract charge 0.50% Class B          $  7.29                --               --            --        (37.75)%
         Highest contract charge 1.90% Class B         $  6.33                --               --            --        (38.60)%
         All contract charges                               --            18,391        $ 129,337          0.34%
  2007   Lowest contract charge 0.50% Class B          $ 11.71                --               --            --           3.35%
         Highest contract charge 1.90% Class B         $ 10.31                --               --            --           1.88%
         All contract charges                                             21,585        $ 243,826          1.14%
  2006   Lowest contract charge 0.50% Class B          $ 11.33                --               --            --          12.38%
         Highest contract charge 1.90% Class B         $ 10.12                --               --            --          10.80%
         All contract charges                               --            26,152        $ 286,441          0.84%            --
  2005   Lowest contract charge 0.50% Class B          $ 10.08                --               --            --           6.66%
         Highest contract charge 1.90% Class B         $  9.13                --               --            --           5.16%
         All contract charges                               --            30,163        $ 294,159          0.49%            --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.39                --               --            --           0.97%
         Highest contract charge 1.70% Class A (t)     $ 10.38                --               --            --           0.97%
         All contract charges                               --                --               --          2.14%
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.28                --               --            --          35.53%
         Highest contract charge 1.90% Class B         $  6.26                --               --            --          33.67%
         All contract charges                               --            39,652        $ 317,224          2.14%
  2008   Lowest contract charge 0.50% Class B          $  5.37                --               --            --        (36.60)%
         Highest contract charge 1.90% Class B         $  4.68                --               --            --        (37.52)%
         All contract charges                               --            41,922        $ 248,887          0.14%
  2007   Lowest contract charge 0.50% Class B          $  8.47                --               --            --          13.39%
         Highest contract charge 1.90% Class B         $  7.49                --               --            --          11.79%
         All contract charges                                             45,255        $ 411,124            --
  2006   Lowest contract charge 0.50% Class B          $  7.47                --               --            --         (1.04)%
         Highest contract charge 1.90% Class B         $  6.70                --               --            --         (2.43)%
         All contract charges                               --            49,049        $ 384,363            --             --
  2005   Lowest contract charge 0.50% Class B          $  7.55                --               --            --          14.36%
         Highest contract charge 1.90% Class B         $  6.86                --               --            --          12.75%
         All contract charges                               --            53,599        $ 409,334            --             --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.28                --               --            --           0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.27                --               --            --           0.59%
         All contract charges                               --                --               --          1.31%
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 15.55                --               --            --          34.19%
         Highest contract charge 1.90% Class B         $ 13.00                --               --            --          32.35%
         All contract charges                               --            19,454        $ 252,641          1.31%
  2008   Lowest contract charge 0.50% Class B          $ 11.59                --               --            --        (38.55)%
         Highest contract charge 1.90% Class B         $  9.82                --               --            --        (39.42)%
         All contract charges                               --            19,719        $ 193,193          0.11%
  2007   Lowest contract charge 0.50% Class B          $ 18.86                --               --            --          15.07%
         Highest contract charge 1.90% Class B         $ 16.21                --               --            --          13.36%
         All contract charges                                             22,503        $ 363,276          0.41%

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Growth PLUS (Continued)
------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 16.39               --                 --         --            7.24%
         Highest contract charge 1.90% Class B          $ 14.30               --                 --         --            5.74%
         All contract charges                                --           18,659        $   269,728         --              --
  2005   Lowest contract charge 0.50% Class B           $ 15.29               --                 --         --            8.48%
         Highest contract charge 1.90% Class B          $ 13.52               --                 --         --            6.96%
         All contract charges                                --           19,808        $   272,973         --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --          (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.24               --                 --         --            0.00%
         All contract charges                                --               --                 --       9.15%
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $  5.42               --                 --         --           18.55%
         Highest contract charge 1.90% Class B (b)      $  5.10               --                 --         --           17.01%
         All contract charges                                --           19,764        $   102,573       9.15%
  2008   Lowest contract charge 0.50% Class B (b)       $  4.57               --                 --         --         (56.93)%
         Highest contract charge 1.90% Class B (b)      $  4.36               --                 --         --         (57.59)%
         All contract charges                                --           16,998        $    75,141       1.37%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.61                                                         (6.35)%
         Highest contract charge 1.90% Class B (b)      $ 10.28                                                         (7.72)%
         All contract charges                                             17,409        $   180,500       0.00%
  2006   Lowest contract charge 0.50% Class B (b)       $ 11.33               --                 --         --            6.30%
         Highest contract charge 1.90% Class B (b)      $ 11.14               --                 --         --            4.81%
         All contract charges                                --           15,831        $   177,206       0.05%             --
  2005   Lowest contract charge 0.50% Class B (b)       $ 10.66               --                 --         --            6.62%
         Highest contract charge 1.90% Class B (b)      $ 10.63               --                 --         --            6.26%
         All contract charges                                --            2,464        $    26,219       0.13%             --
EQ/Large Cap Value PLUS
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.23               --                 --         --          (0.10)%
         All contract charges                                --               --                  -       2.14%
EQ/Large Cap Value PLUS (g)
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 12.44               --                 --         --           19.87%
         Highest contract charge 1.90% Class B          $ 10.50               --                 --         --           18.20%
         All contract charges                                --          114,911        $ 1,181,003       2.14%
  2008   Lowest contract charge 0.50% Class B           $ 10.38               --                 --         --         (43.62)%
         Highest contract charge 1.90% Class B          $  8.88               --                 --         --         (44.43)%
         All contract charges                                --          128,632        $ 1,114,977       2.84%
  2007   Lowest contract charge 0.50% Class B           $ 18.41               --                 --         --          (5.05)%
         Highest contract charge 1.90% Class B          $ 15.98               --                 --         --          (6.39)%
         All contract charges                                            150,945        $ 2,349,958       1.61%
  2006   Lowest contract charge 0.50% Class B           $ 19.39               --                 --         --           20.78%
         Highest contract charge 1.90% Class B          $ 17.07               --                 --         --           19.09%
         All contract charges                                --          110,933        $ 1,850,638       1.64%             --
  2005   Lowest contract charge 0.50% Class B           $ 16.05               --                 --         --            4.91%
         Highest contract charge 1.90% Class B          $ 14.33               --                 --         --            3.44%
         All contract charges                                --          101,618        $ 1,439,640       1.18%             --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.49               --                --           --           17.49%
         Highest contract charge 1.90% Class B (a)     $  8.89               --                --           --           15.84%
         All contract charges                               --           12,954        $  117,413         0.74%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.08               --                --           --         (36.88)%
         Highest contract charge 1.90% Class B (a)     $  7.67               --                --           --         (37.74)%
         All contract charges                               --           12,007        $   93,540         1.55%
  2007   Lowest contract charge 0.50% Class B (a)      $ 12.80               --                --           --            2.98%
         Highest contract charge 1.90% Class B (a)     $ 12.32               --                --           --            1.48%
         All contract charges                                            11,815        $  147,275         1.13%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.43               --                --           --           16.63%
         Highest contract charge 1.90% Class B (a)     $ 12.14               --                --           --           14.99%
         All contract charges                               --           11,071        $  135,386         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.66               --                --           --            6.59%
         Highest contract charge 1.90% Class B (a)     $ 10.56               --                --           --            5.59%
         All contract charges                               --            3,072        $   32,532         1.42%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.25               --                --           --           24.86%
         Highest contract charge 1.90% Class B (a)     $ 10.53               --                --           --           23.16%
         All contract charges                               --           14,412        $  154,971         0.68%
  2008   Lowest contract charge 0.50% Class B (a)      $  9.01               --                --           --         (31.27)%
         Highest contract charge 1.90% Class B (a)     $  8.55               --                --           --         (32.30)%
         All contract charges                               --            9,794        $   85,138         1.16%
  2007   Lowest contract charge 0.50% Class B (a)      $ 13.11               --                --           --           10.08%
         Highest contract charge 1.90% Class B (a)     $ 12.63               --                --           --            8.60%
         All contract charges                                             6,105        $   78,014         0.80%
  2006   Lowest contract charge 0.50% Class B (a)      $ 11.91               --                --           --           12.13%
         Highest contract charge 1.90% Class B (a)     $ 11.63               --                --           --           10.56%
         All contract charges                               --            4,229        $   49,544         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.62               --                --           --            6.21%
         Highest contract charge 1.90% Class B (a)     $ 10.52               --                --           --            5.22%
         All contract charges                               --            2,022        $   21,339         0.84%             --
EQ/Mid Cap Index
----------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.51               --                --           --            1.45%
         Highest contract charge 1.70% Class A (t)     $ 10.50               --                --           --            1.45%
         All contract charges                               --               --                --         1.09%
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.99               --                --           --           35.67%
         Highest contract charge 1.90% Class B         $  8.75               --                --           --           33.76%
         All contract charges                               --           65,727        $  652,650         1.09%
  2008   Lowest contract charge 0.50% Class B          $  7.36               --                --           --         (49.55)%
         Highest contract charge 1.90% Class B         $  6.54               --                --           --         (50.27)%
         All contract charges                               --           67,946        $  500,886         0.89%
  2007   Lowest contract charge 0.50% Class B          $ 14.59               --                --           --            7.44%
         Highest contract charge 1.90% Class B         $ 13.15               --                --           --            5.96%
         All contract charges                                            70,501        $1,035,525         0.00%
  2006   Lowest contract charge 0.50% Class B          $ 13.58               --                --           --           10.97%
         Highest contract charge 1.90% Class B         $ 12.41               --                --           --            9.41%
         All contract charges                               --           72,246        $  989,519         3.28%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Mid Cap Index (Continued)
----------------------------
  2005   Lowest contract charge 0.50% Class B           $ 12.23               --                 --         --            5.84%
         Highest contract charge 1.90% Class B          $ 11.35               --                 --         --            4.35%
         All contract charges                                --           70,729        $   867,602       7.65%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.51               --                 --         --            1.06%
         Highest contract charge 1.70% Class A (t)      $ 10.50               --                 --         --            1.06%
         All contract charges                                --               --                 --       1.69%
EQ/Mid Cap Value PLUS (i) (j) (k)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 15.18               --                 --         --           35.14%
         Highest contract charge 1.90% Class B          $ 12.68               --                 --         --           33.22%
         All contract charges                                --           88,122        $ 1,102,630       1.69%
  2008   Lowest contract charge 0.50% Class B           $ 11.23               --                 --         --         (39.85)%
         Highest contract charge 1.90% Class B          $  9.52               --                 --         --         (40.69)%
         All contract charges                                --           41,940        $   400,022       1.38%
  2007   Lowest contract charge 0.50% Class B           $ 18.67               --                 --         --          (2.10)%
         Highest contract charge 1.90% Class B          $ 16.05               --                 --         --          (3.49)%
         All contract charges                                             50,595        $   811,824       0.97%
  2006   Lowest contract charge 0.50% Class B           $ 19.07               --                 --         --           11.92%
         Highest contract charge 1.90% Class B          $ 16.63               --                 --         --           10.35%
         All contract charges                                --           57,023        $   948,678       0.31%             --
  2005   Lowest contract charge 0.50% Class B           $ 17.04               --                 --         --           10.77%
         Highest contract charge 1.90% Class B          $ 15.07               --                 --         --            9.21%
         All contract charges                                --           54,946        $   832,305       4.89%             --
EQ/Money Market
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.99               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $  9.98               --                 --         --          (0.10)%
         All contract charges                                --               22        $       215       0.00%
EQ/Money Market
---------------
         Unit Value 0.00% to 1.90%*
  2009   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --          (0.01)%
         Highest contract charge 1.90% Class B          $ 25.74               --                 --         --          (1.90)%
         All contract charges                                --           60,968        $   941,402         --
  2008   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --            2.11%
         Highest contract charge 1.90% Class B          $ 26.24               --                 --         --            0.15%
         All contract charges                                --           90,924        $ 1,493,712       1.93%
  2007   Lowest contract charge 0.00% Class B           $ 43.51               --                 --         --            4.72%
         Highest contract charge 1.90% Class B          $ 26.20               --                 --         --            2.70%
         All contract charges                                             45,468        $   851,459       4.59%
  2006   Lowest contract charge 0.00% Class B           $ 41.55               --                 --         --            4.48%
         Highest contract charge 1.90% Class B          $ 25.51               --                 --         --            2.51%
         All contract charges                                --           33,332        $   612,694       4.41%             --
  2005   Lowest contract charge 0.00% Class B           $ 39.77               --                 --         --            2.62%
         Highest contract charge 1.90% Class B          $ 24.88               --                 --         --            0.68%
         All contract charges                                --           24,414        $   483,274       2.57%             --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.28               --                 --         --            0.98%
         Highest contract charge 1.70% Class A (t)      $ 10.27               --                 --         --            0.98%
         All contract charges                                --                1        $         6       0.38%

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.45                --               --           --           29.18%
         Highest contract charge 1.90% Class B         $  4.66                --               --           --           27.29%
         All contract charges                               --            41,296        $ 172,778         0.38%
  2008   Lowest contract charge 0.50% Class B          $  4.22                --               --           --         (33.23)%
         Highest contract charge 1.90% Class B         $  3.66                --               --           --         (34.17)%
         All contract charges                               --            43,561        $ 143,894         0.26%
  2007   Lowest contract charge 0.50% Class B          $  6.32                --               --           --           20.15%
         Highest contract charge 1.90% Class B         $  5.56                --               --           --           18.55%
         All contract charges                                             18,657        $ 100,498         0.37%
  2006   Lowest contract charge 0.50% Class B          $  5.26                --               --           --            7.41%
         Highest contract charge 1.90% Class B         $  4.69                --               --           --            5.90%
         All contract charges                               --             6,440        $  30,006         0.21%             --
  2005   Lowest contract charge 0.50% Class B          $  4.90                --               --           --            4.88%
         Highest contract charge 1.90% Class B         $  4.43                --               --           --            3.41%
         All contract charges                               --             4,693        $  21,467         0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.24                --               --           --            0.49%
         Highest contract charge 1.70% Class A (t)     $ 10.24                --               --           --            0.49%
         All contract charges                               --                --               --         0.18%
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  8.33                --               --           --           24.48%
         Highest contract charge 1.90% Class B (c)     $  7.95                --               --           --           22.81%
         All contract charges                               --            29,595        $ 238,330         0.18%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.69                --               --           --         (38.40)%
         Highest contract charge 1.90% Class B (c)     $  6.47                --               --           --         (39.31)%
         All contract charges                               --            31,398        $ 205,168         3.61%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.86                --               --           --            1.12%
         Highest contract charge 1.90% Class B (c)     $ 10.66                --               --           --          (0.28)%
         All contract charges                                             32,835        $ 351,879         0.00%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.74                --               --           --            7.38%
         Highest contract charge 1.90% Class B (c)     $ 10.69                --               --           --            6.92%
         All contract charges                               --             7,714        $  82,586         0.39%             --
EQ/Oppenheimer Global
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --               --           --            0.00%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --               --           --            0.00%
         All contract charges                               --                 1        $       7         0.66%
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.51                --               --           --           37.88%
         Highest contract charge 1.90% Class B (c)     $  9.08                --               --           --           35.88%
         All contract charges                               --            17,703        $ 162,900         0.66%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.90                --               --           --         (41.03)%
         Highest contract charge 1.90% Class B (c)     $  6.68                --               --           --         (41.81)%
         All contract charges                               --            13,246        $  89,280         1.29%
  2007   Lowest contract charge 0.50% Class B (c)      $ 11.70                --               --           --            5.22%
         Highest contract charge 1.90% Class B (c)     $ 11.48                --               --           --            3.70%
         All contract charges                                              9,648        $ 111,407         0.39%
  2006   Lowest contract charge 0.50% Class B (c)      $ 11.12                --               --           --           11.23%
         Highest contract charge 1.90% Class B (c)     $ 11.07                --               --           --           10.75%
         All contract charges                               --             1,756        $  19,483         0.07%             --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.99                --                --          --          (0.10)%
         Highest contract charge 1.70% Class A (t)     $  9.98                --                --          --          (0.10)%
         All contract charges                               --                 9                90        1.17%
EQ/PIMCO Ultra Short Bond (l) (m)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.36                --                --          --            7.45%
         Highest contract charge 1.90% Class B (a)     $ 10.63                --                --          --            5.99%
         All contract charges                               --           132,946       $ 1,414,881        1.17%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.57                --                --          --          (4.52)%
         Highest contract charge 1.90% Class B (a)     $ 10.03                --                --          --          (5.91)%
         All contract charges                               --            91,323       $   917,805        3.21%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.07                --                --          --           10.92%
         Highest contract charge 1.90% Class B (a)     $ 10.66                --                --          --            9.33%
         All contract charges                                             45,578       $   486,803        3.07%
  2006   Lowest contract charge 0.50% Class B (a)      $  9.98                --                --          --          (0.11)%
         Highest contract charge 1.90% Class B (a)     $  9.75                --                --          --          (1.51)%
         All contract charges                               --            31,108       $   304,380        4.98%             --
  2005   Lowest contract charge 0.50% Class B (a)      $  9.99                --                --          --          (0.09)%
         Highest contract charge 1.90% Class B (a)     $  9.90                --                --          --          (1.02)%
         All contract charges                               --            15,284       $   151,723        5.31%             --
EQ/Quality Bond PLUS (p)
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 18.73                --                --          --            5.54%
         Highest contract charge 1.90% Class B         $ 14.88                --                --          --            4.06%
         All contract charges                               --            44,906       $   558,182        3.96%
  2008   Lowest contract charge 0.50% Class B          $ 17.75                --                --          --          (7.02)%
         Highest contract charge 1.90% Class B         $ 14.30                --                --          --          (8.33)%
         All contract charges                               --            26,466       $   326,277        5.04%
  2007   Lowest contract charge 0.50% Class B          $ 19.09                --                --          --            4.03%
         Highest contract charge 1.90% Class B         $ 15.60                --                --          --            2.56%
         All contract charges                                             28,944       $   393,130        4.95%
  2006   Lowest contract charge 0.50% Class B          $ 18.35                --                --          --            3.30%
         Highest contract charge 1.90% Class B         $ 15.21                --                --          --            1.85%
         All contract charges                               --            27,600       $   371,451        4.04%             --
  2005   Lowest contract charge 0.50% Class B          $ 17.77                --                --          --            1.49%
         Highest contract charge 1.90% Class B         $ 14.94                --                --          --            0.07%
         All contract charges                               --            25,641       $   349,668        3.92%             --
EQ/Small Company Index
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.76                --                --          --            2.57%
         Highest contract charge 1.70% Class A (t)     $ 10.76                --                --          --            2.57%
         All contract charges                               --                 1       $        11        1.55%
EQ/Small Company Index (r)
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 14.88                --                --          --           25.54%
         Highest contract charge 1.90% Class B         $ 12.55                --                --          --           23.76%
         All contract charges                               --            36,011       $   440,098        1.55%
  2008   Lowest contract charge 0.50% Class B          $ 11.85                --                --          --         (34.49)%
         Highest contract charge 1.90% Class B         $ 10.14                --                --          --         (35.41)%
         All contract charges                               --            28,477       $   282,432        0.85%
  2007   Lowest contract charge 0.50% Class B          $ 18.09                --                --          --          (2.32)%
         Highest contract charge 1.90% Class B         $ 15.70                --                --          --          (3.68)%
         All contract charges                                             28,985       $   444,440        1.31%

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Small Company Index (r) (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 18.52               --               --           --           17.12%
         Highest contract charge 1.90% Class B          $ 16.30               --               --           --           15.48%
         All contract charges                                --           29,757        $ 475,296         1.32%             --
  2005   Lowest contract charge 0.50% Class B           $ 15.81               --               --           --            3.74%
         Highest contract charge 1.90% Class B          $ 14.12               --               --           --            2.28%
         All contract charges                                --           26,002        $ 364,087         1.15%             --
EQ/T. Rowe Price Growth Stock
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.35               --               --           --            1.67%
         Highest contract charge 1.70% Class A (t)      $ 10.34               --               --           --            1.57%
         All contract charges                                --                3        $      38           --
EQ/T. Rowe Price Growth Stock (e)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 16.84               --               --           --           41.96%
         Highest contract charge 1.90% Class B          $ 12.43               --               --           --           39.94%
         All contract charges                                --           27,386        $ 313,026           --
  2008   Lowest contract charge 0.50% Class B           $ 11.86               --               --           --         (42.51)%
         Highest contract charge 1.90% Class B          $  8.88               --               --           --         (43.33)%
         All contract charges                                --           19,024        $ 167,244           --
  2007   Lowest contract charge 0.50% Class B           $ 20.63               --               --           --            6.67%
         Highest contract charge 1.90% Class B          $ 15.67               --               --           --            5.24%
         All contract charges                                             17,951        $ 291,072         0.13%
  2006   Lowest contract charge 0.50% Class B           $ 19.34               --               --           --          (4.49)%
         Highest contract charge 1.90% Class B          $ 14.89               --               --           --          (5.83)%
         All contract charges                                --            3,277        $  51,291           --              --
  2005   Lowest contract charge 0.50% Class B           $ 20.25               --               --           --            3.47%
         Highest contract charge 1.90% Class B          $ 15.82               --               --           --            2.02%
         Unit Value 0.50% to 1.90%*                          --            2,742        $  47,015           --              --
EQ/Templeton Global Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --               --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.17               --               --           --            0.10%
         All contract charges                                --               --        $       3         1.50%
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.35               --               --           --           29.41%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --           --           27.63%
         All contract charges                                --           22,755        $ 183,693         1.50%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.45               --               --           --         (41.15)%
         Highest contract charge 1.90% Class B (c)      $  6.24               --               --           --         (41.95)%
         All contract charges                                --           23,768        $ 149,788         1.56%
  2007   Lowest contract charge 0.50% Class B (c)       $ 10.96               --               --           --            1.58%
         Highest contract charge 1.90% Class B (c)      $ 10.75               --               --           --            0.09%
         All contract charges                                             26,167        $ 282,910         0.63%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.79               --               --           --            7.86%
         Highest contract charge 1.90% Class B (c)      $ 10.74               --               --           --            7.39%
         All contract charges                                --            6,220        $  66,882         0.46%             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $  5.30               --               --           --           31.90%
         Highest contract charge 1.90% Class B          $  4.53               --               --           --           29.83%
         All contract charges                                --           16,033        $  63,781         0.85%

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/UBS Growth and Income (Continued)
------------------------------------
  2008   Lowest contract charge 0.50% Class B          $  4.02                --               --           --         (40.36)%
         Highest contract charge 1.90% Class B         $  3.49                --               --           --         (41.15)%
         All contract charges                               --            14,961        $  48,057         1.26%
  2007   Lowest contract charge 0.50% Class B          $  6.74                --               --           --            0.60%
         Highest contract charge 1.90% Class B         $  5.93                --               --           --          (0.67)%
         All contract charges                                             15,122        $  84,474         0.85%
  2006   Lowest contract charge 0.50% Class B          $  6.70                --               --           --           13.58%
         Highest contract charge 1.90% Class B         $  5.97                --               --           --           11.99%
         All contract charges                               --            11,683        $  70,569         0.90%             --
  2005   Lowest contract charge 0.50% Class B          $  5.90                --               --           --           8.46%
         Highest contract charge 1.90% Class B         $  5.33                --               --           --           6.94%
         All contract charges                               --             6,468        $  35,639         1.24%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --          (0.29)%
         Highest contract charge 1.70% Class A (t)     $ 10.21                --               --           --          (0.20)%
         All contract charges                               --                --        $       2         1.44%
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.41                --               --           --           27.79%
         Highest contract charge 1.90% Class B (a)     $  8.80                --               --           --           25.94%
         All contract charges                               --            24,454        $ 219,381         1.44%
  2008   Lowest contract charge 0.50% Class B (a)      $  7.36                --               --           --         (37.25)%
         Highest contract charge 1.90% Class B (a)     $  6.99                --               --           --         (38.14)%
         All contract charges                               --            26,088        $ 185,024         1.98%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.73                --               --           --          (3.06)%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --               --           --          (4.32)%
         All contract charges                                             25,019        $ 285,776         1.63%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.10                --               --           --           15.33%
         Highest contract charge 1.90% Class B (a)     $ 11.81                --               --           --           13.71%
         All contract charges                               --            21,516        $ 255,976         3.07%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.49                --               --           --            4.88%
         Highest contract charge 1.90% Class B (a)     $ 10.39                --               --           --            3.90%
         All contract charges                               --             9,231        $  96,174         2.07%             --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --            0.79%
         Highest contract charge 1.70% Class A (t)     $ 10.20                --               --           --            0.69%
         All contract charges                               --                 3        $      23         0.00%
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 13.50                --               --           --           56.21%
         Highest contract charge 1.90% Class B (a)     $ 12.63                --               --           --           54.06%
         All contract charges                               --            31,529        $ 406,393         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.64                --               --           --         (47.57)%
         Highest contract charge 1.90% Class B (a)     $  8.20                --               --           --         (48.33)%
         All contract charges                               --            25,257        $ 210,339         0.00%
  2007   Lowest contract charge 0.50% Class B (a)      $ 16.48                --               --           --           21.80%
         Highest contract charge 1.90% Class B (a)     $ 15.87                --               --           --           20.14%
         All contract charges                                             19,555        $ 313,835         0.33%
  2006   Lowest contract charge 0.50% Class B (a)      $ 13.53                --               --           --            8.71%
         Highest contract charge 1.90% Class B (a)     $ 13.21                --               --           --            7.19%
         All contract charges                               --             8,738        $ 116,309         0.47%          `   --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Van Kampen Mid Cap Growth (Continued)
----------------------------------------
  2005   Lowest contract charge 0.50% Class B (a)       $ 12.44             --               --              --          24.44%
         Highest contract charge 1.90% Class B (a)      $ 12.33             --               --              --          23.28%
Fidelity(R) VIP Contrafund Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.37             --               --              --           0.78%
         Highest contract charge 1.70% Class B (t)      $ 10.37             --               --              --           0.78%
         All contract charges                                --              2             $ 18            0.00%
Fidelity(R) VIP Mid Cap Portfolio
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.17             --               --              --           0.59%
         Highest contract charge 1.70% Class B (t)      $ 10.17             --               --              --           0.59%
         All contract charges                                --              1             $  6            0.00%
Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.14             --               --              --           0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.13             --               --              --           0.00%
         All contract charges                                --              2             $ 23            0.00%
Franklin Strategic Income Securities Fund
-----------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.50%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.59%
         All contract charges                                --              5             $ 46              --
Goldman Sachs VIT Mid Cap Value Fund
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.48             --               --              --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.47             --               --              --           0.77%
         All contract charges                                --             --             $  3              --
Ivy Funds VIP Dividend Opportunities
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.30%
         All contract charges                                --              1             $ 13              --
Ivy Funds VIP Energy
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.32             --               --              --           3.41%
         Highest contract charge 1.70% Class B (t)      $ 10.32             --               --              --           3.51%
         All contract charges                                --             --               --              --
Ivy Funds VIP Global Natural Resources
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.35             --               --              --           2.07%
         Highest contract charge 1.70% Class B (t)      $ 10.34             --               --              --           1.97%
         All contract charges                                --              7             $ 73              --
Ivy Funds VIP High Income
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30             --               --              --           1.08%
         Highest contract charge 1.70% Class B (t)      $ 10.29             --               --              --           1.08%
         All contract charges                                --              2             $ 25            0.00%
Ivy Funds VIP Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.43             --               --              --           1.16%
         Highest contract charge 1.70% Class B (t)      $ 10.42             --               --              --           1.17%
         All contract charges                                --              2             $ 21              --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Ivy Funds VIP Science and Technology
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.62               --                --          --            2.61%
         Highest contract charge 1.70% Class B (t)      $ 10.61               --                --          --            2.61%
         All contract charges                                --               --       $         2          --
Ivy Funds VIP Small Cap Growth
------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.57               --                --          --            3.02%
         Highest contract charge 1.70% Class B (t)      $ 10.56               --                --          --            3.02%
         All contract charges                                --               --       $         3          --
Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.21               --                --          --            0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.21               --                --          --            0.20%
         All contract charges                                --                2       $        23          --
MFS(R) International Value Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --                --          --          (0.79)%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --                --          --          (0.88)%
         All contract charges                                --               --       $         3          --
Multimanager Aggressive Equity (n)
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 57.33               --                --          --           36.59%
         Highest contract charge 1.90% Class B          $ 40.84               --                --          --           34.68%
         All contract charges                                --           21,905       $   337,968        0.21%
  2008   Lowest contract charge 0.50% Class B           $ 41.97               --                --          --         (46.95)%
         Highest contract charge 1.90% Class B          $ 30.32               --                --          --         (47.70)%
         All contract charges                                --            5,087       $    67,727        0.36%
  2007   Lowest contract charge 0.50% Class B           $ 79.11               --                --          --           10.83%
         Highest contract charge 1.90% Class B          $ 57.97               --                --          --            9.25%
         All contract charges                                              4,950       $   134,774        0.00%
  2006   Lowest contract charge 0.50% Class B           $ 71.38               --                --          --            4.59%
         Highest contract charge 1.90% Class B          $ 53.06               --                --          --            3.12%
         All contract charges                                --            5,287       $   139,296          --              --
  2005   Lowest contract charge 0.50% Class B           $ 68.25               --                --          --            7.66%
         Highest contract charge 1.90% Class B          $ 51.46               --                --          --            6.15%
         All contract charges                                --            3,925       $   127,148          --              --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.95               --                --          --            7.78%
         Highest contract charge 1.90% Class B          $ 12.45               --                --          --            6.25%
         All contract charges                                --           83,528       $ 1,038,056        3.59%
  2008   Lowest contract charge 0.50% Class B           $ 12.94               --                --          --            1.97%
         Highest contract charge 1.90% Class B          $ 11.72               --                --          --            0.51%
         All contract charges                                --           62,629       $   734,371        4.89%
  2007   Lowest contract charge 0.50% Class B           $ 12.69               --                --          --            5.66%
         Highest contract charge 1.90% Class B          $ 11.66               --                --          --            4.20%
         All contract charges                                             55,947       $   653,841        4.09%
  2006   Lowest contract charge 0.50% Class B           $ 12.01               --                --          --            3.25%
         Highest contract charge 1.90% Class B          $ 11.19               --                --          --            1.80%
         All contract charges                                --           58,160       $   651,206        4.11%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.63               --                --          --            1.20%
         Highest contract charge 1.90% Class B          $ 10.99               --                --          --          (0.18)%
         All contract charges                                --           57,425       $   631,231        3.47%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.43               --               --            --            29.22%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            27.38%
         All contract charges                            --           35,009        $ 457,905          1.62%
  2008   Lowest contract charge 0.50% Class B       $ 10.39               --               --            --          (47.47)%
         Highest contract charge 1.90% Class B      $  9.41               --               --            --          (48.21)%
         All contract charges                            --           34,884        $ 355,985          1.57%
  2007   Lowest contract charge 0.50% Class B       $ 19.78               --               --            --            11.88%
         Highest contract charge 1.90% Class B      $ 18.17               --               --            --            10.25%
         All contract charges                                         34,725        $ 680,288          0.73%
  2006   Lowest contract charge 0.50% Class B       $ 17.68               --               --            --            24.69%
         Highest contract charge 1.90% Class B      $ 16.48               --               --            --            22.94%
         All contract charges                            --           32,231        $ 568,482          2.23%              --
  2005   Lowest contract charge 0.50% Class B       $ 14.18               --               --            --            14.87%
         Highest contract charge 1.90% Class B      $ 13.40               --               --            --            13.25%
         All contract charges                            --           23,219        $ 328,766          4.06%              --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.67               --               --            --            31.84%
         Highest contract charge 1.90% Class B      $  9.52               --               --            --            29.91%
         All contract charges                            --           12,893        $ 132,944          1.49%
  2008   Lowest contract charge 0.50% Class B       $  8.09               --               --            --          (39.85)%
         Highest contract charge 1.90% Class B      $  7.33               --               --            --          (40.65)%
         All contract charges                            --           12,279        $  96,551          0.52%
  2007   Lowest contract charge 0.50% Class B       $ 13.45               --               --            --             4.51%
         Highest contract charge 1.90% Class B      $ 12.35               --               --            --             3.00%
         All contract charges                                         13,471        $ 177,274          0.41%
  2006   Lowest contract charge 0.50% Class B       $ 12.87               --               --            --            13.01%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            11.43%
         All contract charges                            --           13,690        $ 173,297          0.60%              --
  2005   Lowest contract charge 0.50% Class B       $ 11.39               --               --            --             6.20%
         Highest contract charge 1.90% Class B      $ 10.76               --               --            --             4.71%
         All contract charges                                         13,468        $ 151,342          0.79%              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  8.22               --               --            --            35.88%
         Highest contract charge 1.90% Class B      $  7.34               --               --            --            33.93%
         All contract charges                            --           25,601        $ 211,938          0.16%
  2008   Lowest contract charge 0.50% Class B       $  6.05               --               --            --          (45.64)%
         Highest contract charge 1.90% Class B      $  5.48               --               --            --          (46.43)%
         All contract charges                            --           27,165        $ 166,651            --
  2007   Lowest contract charge 0.50% Class B       $ 11.13               --               --            --            10.64%
         Highest contract charge 1.90% Class B      $ 10.23               --               --            --             9.18%
         All contract charges                                         28,454        $ 322,415            --
  2006   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --           (0.39)%
         Highest contract charge 1.90% Class B      $  9.37               --               --            --           (1.79)%
         All contract charges                            --           30,036        $ 306,984            --               --
  2005   Lowest contract charge 0.50% Class B       $ 10.10               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  9.54               --               --            --             5.45%
         All contract charges                            --           28,903        $ 295,667            --               --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 11.76               --               --            --            22.21%
         Highest contract charge 1.90% Class B      $ 10.50               --               --            --            20.51%
         All contract charges                            --           33,976        $ 386,795          1.82%
  2008   Lowest contract charge 0.50% Class B       $  9.62               --               --            --          (37.73)%
         Highest contract charge 1.90% Class B      $  8.71               --               --            --          (38.62)%
         All contract charges                            --           37,613        $ 353,373          1.40%
  2007   Lowest contract charge 0.50% Class B       $ 15.45               --               --            --             3.07%
         Highest contract charge 1.90% Class B      $ 14.19               --               --            --             1.65%
         All contract charges                                         38,402        $ 583,473          1.08%
  2006   Lowest contract charge 0.50% Class B       $ 14.99               --               --            --            18.73%
         Highest contract charge 1.90% Class B      $ 13.96               --               --            --            17.06%
         All contract charges                            --           39,025        $ 577,966          2.82%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.62               --               --            --             6.56%
         Highest contract charge 1.90% Class B      $ 11.93               --               --            --             5.07%
         All contract charges                            --           35,233        $ 440,121          3.02%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --            41.09%
         Highest contract charge 1.90% Class B      $  8.98               --               --            --            39.02%
         All contract charges                            --           28,991        $ 297,480            --
  2008   Lowest contract charge 0.50% Class B       $  7.13               --               --            --          (43.86)%
         Highest contract charge 1.90% Class B      $  6.46               --               --            --          (44.64)%
         All contract charges                            --           29,642        $ 216,713            --
  2007   Lowest contract charge 0.50% Class B       $ 12.70               --               --            --            11.31%
         Highest contract charge 1.90% Class B      $ 11.67               --               --            --             9.78%
         All contract charges                                         31,721        $ 414,209            --
  2006   Lowest contract charge 0.50% Class B       $ 11.41               --               --            --             9.07%
         Highest contract charge 1.90% Class B      $ 10.63               --               --            --             7.54%
         All contract charges                            --           35,038        $ 410,676          0.51%              --
  2005   Lowest contract charge 0.50% Class B       $ 10.46               --               --            --             7.84%
         Highest contract charge 1.90% Class B      $  9.88               --               --            --             6.33%
         All contract charges                            --           35,078        $ 374,043          1.58%              --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.24               --               --            --            43.65%
         Highest contract charge 1.90% Class B      $ 11.82               --               --            --            41.61%
         All contract charges                            --           26,843        $ 341,724          3.10%
  2008   Lowest contract charge 0.50% Class B       $  9.22               --               --            --          (36.28)%
         Highest contract charge 1.90% Class B      $  8.35               --               --            --          (37.17)%
         All contract charges                            --           26,245        $ 234,379          0.46%
  2007   Lowest contract charge 0.50% Class B       $ 14.47               --               --            --           (0.41)%
         Highest contract charge 1.90% Class B      $ 13.29               --               --            --           (1.85)%
         All contract charges                                         27,826        $ 392,988          0.00%
  2006   Lowest contract charge 0.50% Class B       $ 14.53               --               --            --            14.16%
         Highest contract charge 1.90% Class B      $ 13.54               --               --            --            12.56%
         All contract charges                            --           30,733        $ 438,437          1.72%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.73               --               --            --             6.81%
         Highest contract charge 1.90% Class B      $ 12.03               --               --            --             5.31%
         All contract charges                            --           29,548        $ 370,654          6.98%              --
         All contract charges                            --           30,025        $ 353,096          4.10%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 32.86               --               --            --             9.11%
         Highest contract charge 1.90% Class B      $ 23.72               --               --            --             7.55%
         All contract charges                            --           38,177        $ 578,492          4.60%
  2008   Lowest contract charge 0.50% Class B       $ 30.12               --               --            --          (23.90)%
         Highest contract charge 1.90% Class B      $ 22.06               --               --            --          (24.94)%
         All contract charges                            --           36,664        $ 531,727          8.68%
  2007   Lowest contract charge 0.50% Class B       $ 39.58               --               --            --             2.62%
         Highest contract charge 1.90% Class B      $ 29.39               --               --            --             1.17%
         All contract charges                                         45,225        $ 879,446          7.17%
  2006   Lowest contract charge 0.50% Class B       $ 38.57               --               --            --             9.38%
         Highest contract charge 1.90% Class B      $ 29.05               --               --            --             7.85%
         All contract charges                            --           46,730        $ 935,762          6.95%              --
  2005   Lowest contract charge 0.50% Class B       $ 35.26               --               --            --             2.55%
         Highest contract charge 1.90% Class B      $ 26.94               --               --            --             1.11%
         All contract charges                            --           43,908        $ 877,332          7.68%              --
Multimanager Small Cap Growth (f)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  7.50               --               --            --            33.85%
         Highest contract charge 1.90% Class B      $  6.41               --               --            --            32.08%
         All contract charges                            --           32,920        $ 199,904            --
  2008   Lowest contract charge 0.50% Class B       $  5.60               --               --            --          (42.39)%
         Highest contract charge 1.90% Class B      $  4.85               --               --            --          (43.27)%
         All contract charges                            --           28,780        $ 135,528            --
  2007   Lowest contract charge 0.50% Class B       $  9.72               --               --            --             3.18%
         Highest contract charge 1.90% Class B      $  8.55               --               --            --             1.79%
         All contract charges                                         28,681        $ 242,159            --
  2006   Lowest contract charge 0.50% Class B       $  9.42               --               --            --             9.66%
         Highest contract charge 1.90% Class B      $  8.40               --               --            --             8.12%
         All contract charges                            --           17,157        $ 147,393          1.40%                --
  2005   Lowest contract charge 0.50% Class B       $  8.59               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  7.77               --               --            --             5.45%
         All contract charges                            --            9,010        $  72,375          3.58%              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 14.82               --               --            --            25.82%
         Highest contract charge 1.90% Class B      $ 12.50               --               --            --            24.04%
         All contract charges                            --           36,368        $ 418,772          1.03%
  2008   Lowest contract charge 0.50% Class B       $ 11.78               --               --            --          (38.20)%
         Highest contract charge 1.90% Class B      $ 10.08               --               --            --          (39.06)%
         All contract charges                            --           39,759        $ 368,923          0.24%
  2007   Lowest contract charge 0.50% Class B       $ 19.06               --               --            --          (10.31)%
         Highest contract charge 1.90% Class B      $ 16.54               --               --            --          (11.55)%
         All contract charges                                         47,546        $ 723,958          0.29%
  2006   Lowest contract charge 0.50% Class B       $ 21.25               --               --            --            15.53%
         Highest contract charge 1.90% Class B      $ 18.70               --               --            --            13.91%
         All contract charges                            --           57,348        $ 992,117          5.49%              --
  2005   Lowest contract charge 0.50% Class B       $ 18.39               --               --            --             4.16%
         Highest contract charge 1.90% Class B      $ 16.42               --               --            --             2.70%
         All contract charges                            --           56,358        $ 874,837          4.46%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.80               --             --         --            57.69%
         Highest contract charge 1.90% Class B          $  9.64               --             --         --            55.54%
         All contract charges                                --           33,513      $ 364,955         --
  2008   Lowest contract charge 0.50% Class B           $  6.85               --             --         --          (47.35)%
         Highest contract charge 1.90% Class B          $  6.20               --             --         --          (48.12)%
         All contract charges                                --           27,756      $ 192,697         --
  2007   Lowest contract charge 0.50% Class B           $ 13.01               --             --         --            17.63%
         Highest contract charge 1.90% Class B          $ 11.95               --             --         --            15.91%
         All contract charges                                             28,291      $ 373,990         --
  2006   Lowest contract charge 0.50% Class B           $ 11.06               --             --         --             6.76%
         Highest contract charge 1.90% Class B          $ 10.31               --             --         --             5.26%
         All contract charges                                --           24,173      $ 271,064         --               --
  2005   Lowest contract charge 0.50% Class B           $ 10.36               --             --         --            10.71%
         Highest contract charge 1.90% Class B          $  9.79               --             --         --             9.16%
         All contract charges                                --           24,317      $ 253,676         --               --
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
--------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --           (0.50)%
         Highest contract charge 1.70% Class B (t)      $ 10.04               --             --         --           (0.50)%
         All contract charges                                --               10      $      96       0.38%
PIMCO Variable Insurance Trust Real Return Strategy Portfolio
-------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.40)%
         Highest contract charge 1.70% Class B (t)      $  9.97               --             --         --           (0.40)%
         All contract charges                                --                7      $      71         --
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.60)%
         Highest contract charge 1.70% Class B (t)      $  9.98               --             --         --           (0.60)%
         All contract charges                                --                8      $      78         --
ProFund VP Bear
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.67               --             --         --           (0.31)%
         Highest contract charge 1.70% Class B (t)      $  9.66               --             --         --           (0.41)%
         All contract charges                                --                1      $      11         --
ProFund VP Biotechnology
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --             --         --             0.10%
         All contract charges                                --               --      $       4         --
Templeton Developing Markets Securities Fund
--------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30               --             --         --             1.58%
         Highest contract charge 1.70% Class B (t)      $ 10.29               --             --         --             1.58%
         All contract charges                                --                2      $      28         --
Templeton Global Bond Securities Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.05               --             --         --             0.20%
         All contract charges                                --                3      $      27         --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Van Eck Worldwide Hard Assets Fund
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30            --                --             --          1.88%
         Highest contract charge 1.70% Class B (t)      $ 10.30            --                --             --          1.88%
         All contract charges                                --             1              $ 10             --

----------
(a) Units were made available for sale on May 9, 2005.
(b) Units were made available for sale on October 17, 2005.
(c) Units were made available for sale on September 18, 2006.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(e) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(f) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(g) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(h) Units were made available for sale on May 29, 2007.
(i) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(j) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(k) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(l) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(m) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(n) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(o) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(p) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(q) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(r) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2009


8. Accumulation Unit Values (Continued)

(s) Units were made available for sale on June 08, 2009.
(t) Units were made available for sale on December 14, 2009.


* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.30%, 1.70%, and 1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of mutual fund fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-129

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

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AXA EQUITABLE LIFE INSURANCE COMPANY
SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUSES FOR:



o Income Manager(R) Accumulator(R)   o Accumulator(R) Plus(SM)
o Income Manager(R) Rollover IRA     o Accumulator(R) Elite(SM)
o Accumulator(R) (IRA, NQ, QP)       o Accumulator(R) Select(SM)
o Accumulator(R)

--------------------------------------------------------------------------------

This Supplement updates certain information in the most recent prospectus and statement of additional information you received for any of the products listed above, and in any Supplements to that prospectus and statement of additional information. The Appendix sets forth the dates of such prior prospectuses, statements of additional information and supplements, which, in addition to this Supplement, should be kept for future reference.

The most recent prospectus and statement of additional information you received are not your contract. Your contract and any endorsements, riders and data pages as identified in your contract are the entire contract between you and AXA Equitable and governs with respect to all features, benefits, rights and obligations. The description of the contract's provisions in that Prospectus and statement of additional information and any Supplements to that prospectus and statement of additional information is current as of their respective dates; however, because certain provisions may be changed after the date of this Supplement in accordance with the contract, the description of the contract's provisions in that Prospectus and statement of additional information and any Supplements to that prospectus and statement of additional information is qualified in its entirety by the terms of the actual contract.


We have filed with the Securities and Exchange Commission (SEC) our Statement of Additional Information (SAI) dated May 1, 2010. If you do not presently have a copy of the prospectus and prior Supplements, you may obtain additional copies, as well as a copy of the SAI, from us, free of charge, by writing to AXA Equitable, P.O. Box 1547, Secaucus, NJ 07096-1547, or calling (800) 789-7771. If you only need a copy of the SAI, you may mail in the SAI request form located at the end of this Supplement. The SAI has been incorporated by reference into this Supplement. This Supplement and the SAI can also be obtained from the SEC's website at www.sec.gov.


In this Supplement, we provide information on the following: (1) how to reach us; (2) investment options; (3) the Trusts' annual expenses and expense example; (4) important information about your guaranteed benefits; (5) tax information; (6) updated information on AXA Equitable; (7) how you can contribute to your contract; (8) managing your allocations; (9) disruptive transfer activity; (10) wire transmittals and electronic applications information; (11) certain information about our business day; (12) your contract date and contract date anniversary; (13) legal proceedings; (14) distribution of the contracts; (15) your annuity payout options; (16) incorporation of certain documents by reference; (17) financial statements;
(18) condensed financial information; and (19) hypothetical illustrations.

(1) HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically, may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:


--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:
--------------------------------------------------------------------------------

FOR CONTRIBUTIONS SENT BY REGULAR MAIL:
     Accumulator(R)
     P.O. Box 1577
     Secaucus, NJ 07096-1577

FOR CONTRIBUTIONS SENT BY EXPRESS DELIVERY:
     Accumulator(R)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:
--------------------------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
     Accumulator(R)
     P.O. Box 1547
     Secaucus, NJ 07096-1547

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
     Accumulator(R)
     500 Plaza Drive, 6th Floor
     Secaucus, NJ 07094

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our processing office is: 500 Plaza Drive, 6th Floor, Secaucus, New Jersey 07094.





                                                                X02987 - Global


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--------------------------------------------------------------------------------
 REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o   written confirmation of financial transactions;

o statement of your contract values at the close of each calendar year and any calendar quarter in which there was a financial transaction; and

o annual statement of your contract values as of the close of the contract year, including notification of eligibility to exercise the guaranteed minimum income benefit, if applicable.

--------------------------------------------------------------------------------
 TELEPHONE OPERATED PROGRAM SUPPORT ("TOPS") AND
 ONLINE ACCOUNT ACCESS SYSTEMS:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. Online Account Access is designed to provide this information through the Internet. You can obtain information on:

o   your current account value;

o   your current allocation percentages;

o   the number of units you have in the variable investment options;

o   rates to maturity for the fixed maturity options;

o   the daily unit values for the variable investment options; and

o performance information regarding the variable investment options (not available through TOPS).

You can also:

o change your allocation percentages and/or transfer among the investment options;

o   elect to receive certain contract statements electronically;

o enroll in, modify or cancel a rebalancing program (through Online Account Access only);

o   change your address (not available through TOPS);

o change your TOPS personal identification number ("PIN") (through TOPS only) and your Online Account Access password (through EQAccess only); and

o   access Frequently Asked Questions and Service Forms (not available through
    TOPS).

TOPS and Online Account Access are normally available seven days a week, 24 hours a day. You may use TOPS by calling toll free 1-888-909-7770. If you are a client with AXA Advisors you may use Online Account Access by visiting our website at www.axaonline.com and logging in to access your account. All other clients may access Online Account Access by visiting our website at www.axa-equitable.com. Of course, for reasons beyond our control, these services may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone or Internet are genuine. For example, we will require certain personal identification information before we will act on telephone or Internet instructions and we will provide written confirmation of your transfers. If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions we reasonably believe to be genuine.

We reserve the right to limit access to these services if we determine that you engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transferring your money among investment options" in your Prospectus).

--------------------------------------------------------------------------------
 CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number (1-800-789-7771) to speak with one of our customer service representatives. Our customer service representatives are available on any business day from 8:30 a.m. until 5:30 p.m., Eastern Time.


2


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(2) INVESTMENT OPTIONS


PORTFOLIOS OF THE TRUSTS


The AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio offer contract owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio by AXA Equitable. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to contract owners and/or suggest, incidental to the sale of this contract, that contract owners consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio than certain other Portfolios available to you under your contract. In addition, the AXA Allocation Portfolios and the EQ/Franklin Templeton Allocation Portfolio may enable AXA Equitable to more efficiently manage AXA Equitable's financial risks associated with certain guaranteed features. Please see "Managing your allocations" for more information about your role in managing your allocations.

AXA Equitable serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.



------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                          INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION     Seeks long-term capital appreciation.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE ALLOCATION   Seeks a high level of current income.                     o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS         Seeks current income and growth of capital, with a        o AXA Equitable
 ALLOCATION                   greater emphasis on current income.
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION+      Seeks long-term capital appreciation and current income.  o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS             Seeks long-term capital appreciation and current income,  o AXA Equitable
 ALLOCATION                   with a greater emphasis on capital appreciation.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER AGGRESSIVE       Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY+                                                                                o AXA Equitable
                                                                                        o ClearBridge Advisors, LLC
                                                                                        o Legg Mason Capital Management, Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE BOND        Seeks a balance of high current income and capital        o BlackRock Financial Management, Inc.
                              appreciation, consistent with a prudent level of risk.    o Pacific Investment Management Company
                                                                                          LLC
                                                                                        o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL    Seeks long-term growth of capital.                        o AllianceBernstein L.P.
 EQUITY                                                                                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o JPMorgan Investment Management Inc.
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                                              3

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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                  INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                          APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                 o AllianceBernstein L.P.
 CORE EQUITY                                                                    o AXA Equitable
                                                                                o Janus Capital Management LLC
                                                                                o Thornburg Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                 o Goodman & Co. NY Ltd.
 GROWTH*                                                                        o SSgA Funds Management, Inc.
                                                                                o T. Rowe Price Associates, Inc.
                                                                                o Westfield Capital Management Company, L.P.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP       Seeks long-term growth of capital.                 o AllianceBernstein L.P.
 VALUE                                                                          o AXA Equitable
                                                                                o Institutional Capital LLC
                                                                                o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP         Seeks long-term growth of capital.                 o AllianceBernstein L.P.
 GROWTH                                                                         o AXA Equitable
                                                                                o BlackRock Investment Management, LLC
                                                                                o Franklin Advisers, Inc.
                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE   Seeks long-term growth of capital.                 o AXA Equitable
                                                                                o AXA Rosenberg Investment Management LLC
                                                                                o BlackRock Investment Management, LLC
                                                                                o Tradewinds Global Investors, LLC
                                                                                o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR    Seeks high total return through a combination of   o Pacific Investment Management Company LLC
 BOND+                       current income and capital appreciation.           o Post Advisory Group, LLC
                                                                                o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                 o AXA Equitable
 GROWTH                                                                         o BlackRock Investment Management, LLC
                                                                                o Eagle Asset Management, Inc.
                                                                                o Wells Capital Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP       Seeks long-term growth of capital.                 o AXA Equitable
 VALUE                                                                          o BlackRock Investment Management, LLC
                                                                                o Franklin Advisory Services, LLC
                                                                                o Pacific Global Investment Management
                                                                                  Company
------------------------------------------------------------------------------------------------------------------------------------


4


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
------------------------------------------------------------------------------------------------------------------------------------
AXA PREMIER VIP TRUST --
CLASS B SHARES                                                                             INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY      Seeks long-term growth of capital.                            o AXA Equitable
                                                                                           o RCM Capital Management LLC
                                                                                           o SSgA Funds Management, Inc.
                                                                                           o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                    APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN         Seeks to achieve long-term growth of capital.                 o AllianceBernstein L.P.
 INTERNATIONAL+
------------------------------------------------------------------------------------------------------------------------------------
EQ/ALLIANCEBERNSTEIN SMALL   Seeks to achieve long-term growth of capital.                 o AllianceBernstein L.P.
 CAP GROWTH+
------------------------------------------------------------------------------------------------------------------------------------
EQ/AXA FRANKLIN SMALL CAP    Seeks to achieve long-term total return.                      o AXA Equitable
 VALUE CORE                                                                                o BlackRock Investment Management, LLC
                                                                                           o Franklin Advisory Services, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC VALUE     Seeks to achieve capital appreciation and secondarily,        o BlackRock Investment Management, LLC
 EQUITY                      income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK INTERNATIONAL   Seeks to provide current income and long-term growth of       o BlackRock International Limited
 VALUE                       income, accompanied by growth of capital.
------------------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY    Seeks a combination of growth and income to achieve an        o Boston Advisors, LLC
 INCOME                      above-average and consistent total return.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY          Seeks to achieve long-term capital appreciation.              o Bridgeway Capital Management, Inc.
 RESPONSIBLE                                                                               o Calvert Asset Management Company, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN GROWTH   Seeks to achieve long-term growth of capital.                 o Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN          Seeks to achieve long-term growth of capital.                 o Capital Guardian Trust Company
 RESEARCH
------------------------------------------------------------------------------------------------------------------------------------
EQ/COMMON STOCK INDEX+       Seeks to achieve a total return before expenses that          o AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             3000 Index, including reinvestment of dividends, at a risk level consistent with that of the Russell 3000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX           Seeks to achieve a total return before expenses that          o SSgA Funds Management, Inc.
                             approximates the total return performance of the Barclays
                             Capital U.S. Aggregate Bond Index, including reinvest-
                             ment of dividends, at a risk level consistent with that of the Barclays Capital U.S. Aggregate Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/DAVIS NEW YORK VENTURE    Seeks to achieve long-term growth of capital.                 o Davis Selected Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX          Seeks to achieve a total return before expenses that          o AllianceBernstein L.P.
                             approximates the total return performance of the S&P
                             500 Index, including reinvestment of dividends, at a risk
                             level consistent with that of the S&P 500 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS        Seeks to achieve long-term growth of capital.                 o AXA Equitable
                                                                                           o BlackRock Capital Management, Inc.
                                                                                           o BlackRock Investment Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


                                                                              5

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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                  APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN CORE BALANCED    Seeks to maximize income while maintaining prospects       o AXA Equitable
                             for capital appreciation.                                  o BlackRock Investment Management, LLC
                                                                                        o Franklin Advisers, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/FRANKLIN TEMPLETON        Primarily seeks capital appreciation and secondarily       o AXA Equitable
 ALLOCATION                  seeks income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS AND         Seeks to achieve capital appreciation.                     o GAMCO Asset Management, Inc.
 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY       Seeks to maximize capital appreciation.                    o GAMCO Asset Management, Inc.
 VALUE
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL BOND PLUS          Seeks to achieve capital growth and current income.        o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o First International Advisors, LLC
                                                                                        o Wells Capital Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/GLOBAL MULTI-SECTOR       Seeks to achieve long-term capital appreciation.           o AXA Equitable
 EQUITY                                                                                 o BlackRock Investment Management, LLC
                                                                                        o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE GOVERNMENT   Seeks to achieve a total return before expenses that       o SSgA Funds Management, Inc.
 BOND INDEX+                 approximates the total return performance of the Barclays
                             Capital Intermediate U.S. Government Bond Index, includ-
                             ing reinvestment of dividends, at a risk level consistent
                             with that of the Barclays Capital Intermediate U.S.
                             Government Bond Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL CORE PLUS   Seeks to achieve long-term growth of capital.              o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Hirayama Investments, LLC
                                                                                        o Wentworth Hauser and Violich, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL GROWTH      Seeks to achieve capital appreciation.                     o MFS Investment Management
------------------------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE            Seeks to achieve long-term capital appreciation.           o J.P. Morgan Investment Management Inc.
 OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP CORE PLUS       Seeks to achieve long-term growth of capital with a sec-   o AXA Equitable
                             ondary objective to seek reasonable current income. For    o BlackRock Investment Management, LLC
                             purposes of this Portfolio, the words "reasonable current  o Institutional Capital LLC income" mean moderate income.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH INDEX    Seeks to achieve a total return before expenses that       o AllianceBernstein L.P.
                             approximates the total return performance of the Russell
                             1000 Growth Index, including reinvestment of dividends
                             at a risk level consistent with that of the Russell 1000
                             Growth Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH PLUS     Seeks to provide long-term capital growth.                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Marsico Capital Management, LLC
------------------------------------------------------------------------------------------------------------------------------------


6


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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                            INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME               OBJECTIVE                                                     APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE INDEX     Seeks to achieve a total return before expenses that          o SSgA Funds Management, Inc.
                             approximates the total return performance of the Russell
                             1000 Value Index, including reinvestment of dividends, at
                             a risk level consistent with that of the Russell 1000 Value
                             Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP VALUE PLUS+     Seeks to achieve long-term growth of capital.                 o AllianceBernstein L.P.
                                                                                           o AXA Equitable
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT GROWTH AND    Seeks to achieve capital appreciation and growth of           o Lord, Abbett & Co. LLC
 INCOME                      income without excessive fluctuation in market value.
------------------------------------------------------------------------------------------------------------------------------------
EQ/LORD ABBETT LARGE CAP     Seeks to achieve capital appreciation and growth of           o Lord, Abbett & Co. LLC
 CORE                        income with reasonable risk.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX             Seeks to achieve a total return before expenses that          o SSgA Funds Management, Inc.
                             approximates the total return performance of the S&P
                             Mid Cap 400 Index, including reinvestment of dividends,
                             at a risk level consistent with that of the S&P Mid Cap
                             400 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP VALUE PLUS        Seeks to achieve long-term capital appreciation.              o AXA Equitable
                                                                                           o BlackRock Investment Management, LLC
                                                                                           o Wellington Management Company, LLP
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET+             Seeks to obtain a high level of current income, preserve      o The Dreyfus Corporation
                             its assets and maintain liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL         Seeks to achieve capital appreciation.                        o Montag & Caldwell, Inc.
 GROWTH
------------------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY MID CAP    Seeks to achieve capital growth.                              o Morgan Stanley Investment Management
 GROWTH**                                                                                    Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/MUTUAL LARGE CAP EQUITY   Seeks to achieve capital appreciation, which may occa-        o AXA Equitable
                             sionally be short-term, and secondarily, income.              o BlackRock Investment Management, LLC
                                                                                           o Franklin Mutual Advisers, LLC
------------------------------------------------------------------------------------------------------------------------------------
EQ/OPPENHEIMER GLOBAL        Seeks to achieve capital appreciation.                        o OppenheimerFunds, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA SHORT BOND    Seeks to generate a return in excess of traditional money     o Pacific Investment Management Company,
                             market products while maintaining an emphasis on                LLC
                             preservation of capital and liquidity.
------------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS         Seeks to achieve high current income consistent with          o AllianceBernstein L.P.
                             moderate risk to capital.                                     o AXA Equitable
                                                                                           o SSgA Funds Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY INDEX       Seeks to replicate as closely as possible (before the         o AllianceBernstein L.P.
                             deduction of Portfolio expenses) the total return of the
                             Russell 2000 Index.
------------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH      Seeks to achieve long-term capital appreciation and           o T. Rowe Price Associates, Inc.
 STOCK                       secondarily, income.
------------------------------------------------------------------------------------------------------------------------------------


                                                                              7


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
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST --
CLASS IB SHARES                                                                         INVESTMENT MANAGER (OR SUB-ADVISER(S), AS
PORTFOLIO NAME                OBJECTIVE                                                 APPLICABLE)
------------------------------------------------------------------------------------------------------------------------------------
EQ/TEMPLETON GLOBAL EQUITY   Seeks to achieve long-term capital growth.                 o AXA Equitable
                                                                                        o BlackRock Investment Management, LLC
                                                                                        o Templeton Global Advisors Limited
------------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND INCOME     Seeks to achieve total return through capital              o UBS Global Asset Management
                             appreciation with income as a secondary consideration.       (Americas) Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/VAN KAMPEN COMSTOCK       Seeks to achieve capital growth and income.                o Morgan Stanley Investment Management Inc.
------------------------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO ADVANTAGE     Seeks to achieve long-term capital growth.                 o Wells Capital Management, Inc.
 OMEGA GROWTH***
------------------------------------------------------------------------------------------------------------------------------------



+ If you own Income Manager(R) Accumulator(R) or Income Manager(R) Rollover IRA, your product includes Class A shares of this Portfolio in the AXA Premier VIP Trust, or Class IA shares of this Portfolio in the EQ Advisors Trust.

* Effective on or about September 13, 2010, subject to regulatory approval, interests in the Multimanager Aggressive Equity Portfolio (the "surviving option") will replace interests in the Multimanager Large Cap Growth Portfolio (the "replaced option"). We will move assets from the replaced option into the surviving option on the date of the substitution. The value of your interest in the surviving option will be the same as it was in the replaced option. Also, we will automatically direct any contributions made to the replaced option to the surviving option. An allocation election to the replaced option will be considered as an allocation to the surviving option. You may transfer your account value among the investment options, as usual. Any account value remaining in the replaced option on the substitution date will be transferred to the surviving option. For more information about this substitution and for information on how to transfer your account value, please contact a customer service representative referenced in this Prospectus.

** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Van Kampen Mid Cap Growth.

*** This is the Portfolio's new name, effective on or about May 1, 2010, subject to regulatory approval. The Portfolio's former name was EQ/Evergreen Omega.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS SUPPLEMENT, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-789-7771.


(3) THE TRUSTS' ANNUAL EXPENSES AND EXPENSE EXAMPLE

The following table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.

You also bear your proportionate share of all fees and expenses paid by a "Portfolio" that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses charged by any of the Portfolios that you will pay periodically during the time that you own the contract. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the Trust prospectus for the Portfolio.


------------------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2009 (expenses that are deducted         Lowest         Highest
from Portfolio assets including management fees, 12b-1 fees, service fees, and/or      ------         -------
other expenses) -- based, in part, on estimated amounts for options added during        0.64%          1.48%
the fiscal year 2009 and for the underlying portfolios.*



* The "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Multiman ager Technology Portfolio.




EXAMPLE


This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses of 1.55% (actual expenses under your contract may be less), and underlying trust fees and expenses.


8
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The example below shows the expenses that a hypothetical contract owner (who has elected the Guaranteed Minimum Income Benefit with either the 6% Roll-Up to age 80 or the Annual Ratchet to age 80 Guaranteed minimum death benefit and Protection Plus(SM)) would pay in the situations illustrated. The example assumes no annual administrative charge. Some of these features may not be available or may be different under your contract. Some of these charges may not be applicable under your contract.


The fixed maturity options and the account for special dollar cost averaging are not covered by the fee table and example. However, the annual administrative charge, the charge if you elect a Variable Immediate Annuity payout option, the charge for any optional benefits and the withdrawal charge do apply to the fixed maturity options and the account for special dollar cost averaging. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer, or surrender of amounts from a fixed maturity option. Some of these investment options and charges may not be applicable under your contract.

The example assumes that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:




------------------------------------------------------------------------------------------------------------------------------------
                                                        IF YOU SURRENDER YOUR CONTRACT AT
                                                         THE END OF THE APPLICABLE TIME       IF YOU ANNUITIZE AT THE END OF THE
                                                                     PERIOD                         APPLICABLE TIME PERIOD
------------------------------------------------------------------------------------------------------------------------------------
                                                                   3         5        10                  3         5        10
                                                       1 YEAR    YEARS     YEARS     YEARS    1 YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                         $1,071    $1,630    $2,214    $3,987     N/A      $1,630    $2,214    $3,987
(b) assuming minimum fees and expenses of any of the
    Portfolios                                         $  982    $1,369    $1,784    $3,163     N/A      $1,369    $1,784    $3,163
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
                                                          IF YOU DO NOT SURRENDER YOUR
                                                           CONTRACT AT THE END OF THE
                                                              APPLICABLE TIME PERIOD
----------------------------------------------------------------------------------------------
                                                                    3         5        10
                                                        1 YEAR    YEARS     YEARS     YEARS
----------------------------------------------------------------------------------------------
(a) assuming maximum fees and expenses of any of the
    Portfolios                                           $371    $1,130    $1,914    $3,987
(b) assuming minimum fees and expenses of any of the
    Portfolios                                           $282    $  869    $1,484    $3,163
----------------------------------------------------------------------------------------------


For information on how your contract works under certain hypothetical circumstances, please see item (19) at the end of this Supplement.


(4) IMPORTANT INFORMATION ABOUT YOUR GUARANTEED BENEFITS


For purposes of calculating any applicable guaranteed minimum death benefit or guaranteed minimum income benefit (if elected) that rolls-up at a specified rate, the Multimanager Core Bond, EQ/Money Market, EQ/Intermediate Government Bond Index, EQ/Quality Bond PLUS, and the Fixed Maturity Options are investment options for which the benefit base rolls up at 3%. In some early Accumulator(R) Series, this group of funds rolls up at 4% and certain additional variable investment options roll up at 3%. All other investment options continue to roll up at 5% or 6%, as provided by your Accumulator(R) Series contract. For more information about these benefits, please see "Contract features and benefits" in your Prospectus or your contract, or consult with your financial professional.



(5) TAX INFORMATION


HOW YOU CAN MAKE CONTRIBUTIONS


o Regular contributions to traditional IRAs and Roth IRAs are limited to $5,000 for the calendar year 2010.

o Regular contributions to traditional IRAs cannot be made during or after the calendar year the owner reaches age 70-1/2.

o Additional catch-up contributions of up to $1,000 can be made where the owner is at least age 50 at any time during the calendar year for which the contribution is made.

o Rollovers can be made to a Roth IRA from a "designated Roth contribution account" under a 401(k) or 403(b) plan which permits designated Roth elective deferral contributions to be made. Conversion rollovers may also be made from an eligible retirement plan to a Roth IRA in certain circumstances.



SPECIAL RULE FOR CONVERSIONS TO ROTH IRA IN 2010

Pre-2010 limitations on conversion rollovers to Roth IRAs of pre-tax amounts distributed from qualified plans, 403(b) plans and governmental employer 457(b) plans (as well as traditional IRA to Roth IRA conversions) based on income levels and filing status are removed beginning in 2010. For conversion rollovers or traditional IRA conversions in 2010 only, the resulting federal income tax can be paid in two installments in 2011 and 2012.


TAX-SHELTERED ANNUITY CONTRACTS (TSAS)

Due to the Internal Revenue Service and Treasury regulatory changes in 2007 which became fully effective on January 1, 2009, contracts issued prior to September 25, 2007 which qualified as 403(b) contracts under the rules at the time of issue may lose their status as 403(b) contracts or have the


                                                                               9

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availability of transactions under the contract restricted as of January 1,
2009 unless the individual's employer or the individual take certain actions. Please consult your tax adviser regarding the effect of these rules (which may vary depending on the owner's employment status, plan participation status, and when and how the contract was acquired) on your personal situation.


(6) UPDATED INFORMATION ON AXA EQUITABLE


We are AXA Equitable Life Insurance Company ("AXA Equitable"), a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable is an indirect, wholly-owned subsidiary of AXA Financial, Inc., a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, and under its other arrangements with AXA Equitable and AXA Equitable's parent, AXA exercises significant influence over the operations and capital structure of AXA Equitable and its parent. AXA holds its interest in AXA Equitable through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc. and AXA Equitable Financial Services, LLC. AXA Equitable is obligated to pay all amounts that are promised to be paid under the contracts. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $581.2 billion in assets as of December 31, 2009. For more than 150 years, AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.



(7) HOW YOU CAN CONTRIBUTE TO YOUR CONTRACT

You may purchase a contract by making payments to us that we call
"contributions." We can refuse to accept any contribution from you at any time, including after you purchase the contract.

Upon advance notice to you, we may exercise certain rights we have under the contract regarding contributions, including our rights to (i) change minimum and maximum contribution requirements and limitations, and (ii) discontinue acceptance of contributions. Further, we may at any time exercise our rights to limit or terminate your contributions.

--------------------------------------------------------------------------------
We reserve the right to change our current limitations on your contributions and to discontinue acceptance of contributions.
--------------------------------------------------------------------------------

We currently limit aggregate contributions on your contract made after the first contract year to 150% of first-year contributions (the "150% limit"). The 150% limit can be reduced or increased at any time upon advance notice to you. Even if the aggregate contributions on your contract do not exceed the 150% limit, we currently do not accept any contribution if: (i) the aggregate contributions under one or more Accumulator(R) series contracts with the same owner or annuitant would then total more than $1,500,000 ($500,000 for the same owner or annuitant who is age 81 and older at contract issue); or (ii) the aggregate contributions under all AXA Equitable annuity accumulation contracts with the same owner or annuitant would then total more than $2,500,000. We may waive these and other contribution limitations based on certain criteria that we determine, including elected benefits, issue age, aggregate contributions, variable investment option allocations and selling broker-dealer compensation. Please review your contract for information on contribution limitations.


(8) MANAGING YOUR ALLOCATIONS

The contract is between you and AXA Equitable. The contract is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under your contract. In the absence of a specific written arrangement to the contrary, you, as the owner of the contract, have the sole authority to make investment allocations and other decisions under the contract. If your financial professional is with AXA Advisors, he or she is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your contract. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.


(9) DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the variable investment options invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are


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involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us contract owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same variable investment option within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the contract owner explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners. As of the date of this Prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the contract owner.

Contract owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, contract owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners may be treated differently than others, resulting in the risk that some contract owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.


(10) WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

We accept initial and subsequent contributions sent by wire to our processing office by agreement with certain broker-dealers. Such transmittals must be accompanied by information we require to allocate your contribution. Wire orders not accompanied by complete information may be retained as described under "How you can make your contributions" under "Contract features and benefits" earlier in this Prospectus.

Even if we accept the wire order and essential information, a contract generally will not be issued until we receive and accept a properly completed application. In certain cases we may issue a contract based on information provided through certain broker-dealers with which we have established electronic facilities. In any such cases, you must sign our Acknowledgment of Receipt form.

Where we require a signed application, the above procedures do not apply and no financial transactions will be permitted until we receive the signed application and have issued the contract. Where we issue a contract based on information provided through electronic facilities, we require an Acknowledgment of Receipt form, and financial transactions are only permitted if you request them in writing, sign the request and have it signature guaranteed, until we receive the signed Acknowledgment of Receipt form. After your contract has been issued, additional contributions may be transmitted by wire.


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In general, the transaction date for electronic transmissions is the date on which we receive at our regular processing office all required information and the funds due for your contribution. We may also establish same-day electronic processing facilities with a broker-dealer that has undertaken to pay contribution amounts on behalf of our customers. In such cases, the transaction date for properly processed orders is the business day on which the broker-dealer inputs all required information into its electronic processing system. You can contact us to find out more about such arrangements.

After your contract has been issued, additional contributions may be transmitted by wire.


(11) CERTAIN INFORMATION ABOUT OUR BUSINESS DAY


Our "business day" is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m., Eastern Time (or as of an earlier close of regular trading). A business day does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.


o If your contribution, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next business day:


       - on a non-business day;
       - after 4:00 p.m., Eastern Time on a business day; or
       - after an early close of regular trading on the NYSE on a business day.


If we have entered into an agreement with your broker-dealer for automated processing of contributions upon receipt of customer order, your contribution will be considered received at the time your broker-dealer receives your contribution and all information needed to process your application, along with any required documents, and transmits your order to us in accordance with our processing procedures. Such arrangements may apply to initial contributions, subsequent contributions, or both, and may be commenced or terminated at any time without prior notice. If required by law, the "closing time" for such orders will be earlier than 4:00 p.m., Eastern Time.

For more information, including additional instances when a different date may apply to your contributions, please see "More Information" in your prospectus.


(12) YOUR CONTRACT DATE AND CONTRACT DATE ANNIVERSARY


The "contract date" is the effective date of a contract. This usually is the business day we receive the properly completed and signed application, along with any other required documents, and your initial contribution. Your contract date will be shown in your contract. The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." For example, if your contract date is May 1st, your contract date anniversary is April 30th.



(13) LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in Separate Account Nos. 45 and 49, respectively, nor would any of these proceedings be likely to have a material adverse effect upon either Separate Account, our ability to meet our obligations under the contracts, or the distribution of the contracts.


(14) DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"), which serve as principal underwriters of Separate Account No. 45 and Separate Account No. 49, respectively. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable, and AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for other AXA Equitable life and annuity products.

The contracts are sold by financial professionals of AXA Advisors and its affiliates. The contracts are also sold by financial professionals of both affiliated and unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

AXA Equitable pays compensation to both Distributors based on contracts sold.

Compensation paid to AXA Advisors is based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation") and will generally not exceed 8.50% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation


12

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received from AXA Equitable on the sale of a contract to the AXA Advisors financial professional and/or Selling broker-dealer making the sale. In some instances, a financial professional or Selling broker-dealer may elect to receive reduced contribution-based compensation on a contract in combination with ongoing annual compensation of up to 1.20% of the account value of the contract sold ("asset-based compensation"). Total compensation paid to a financial professional or a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Advisors varies among financial professionals and among Selling broker-dealers.

Contribution-based compensation paid by AXA Equitable to AXA Distributors on sales of AXA Equitable contracts by its Selling broker-dealers will generally not exceed 7.50% of the total contributions made under the contracts. AXA Distributors, in turn, pays the contribution-based compensation it receives on the sale of a contract to the Selling broker-dealer making the sale. In some instances, the Selling broker-dealer may elect to receive reduced contribution-based compensation on the sale of a contract in combination with annual asset-based compensation of up to 1.25% of contract account value. If a Selling broker-dealer elects to receive reduced contribution-based compensation on a contract, the contribution-based compensation which AXA Equitable pays to AXA Distributors will be reduced by the same amount and AXA Equitable will pay AXA Distributors asset-based compensation on the contract equal to the asset-based compensation which AXA Distributors pays to the Selling broker-dealer. Total compensation paid to a Selling broker-dealer electing to receive both contribution-based and asset-based compensation could over time exceed the total compensation that would otherwise be paid on the basis of contributions alone. The contribution-based and asset-based compensation paid by AXA Distributors varies among Selling broker-dealers. AXA Distributors also receives compensation and reimbursement for its marketing services under the terms of its distribution agreement with AXA Equitable.

The Distributors may pay certain affiliated and/or unaffiliated Selling broker-dealers and other financial intermediaries additional compensation in recognition of certain expenses that may be incurred by them or on their behalf. The Distributors may also pay certain broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of AXA Equitable and/or Accumulator(R) on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conferences; and/or other support services, including some that may benefit the contract owner. Payments may be based on the amount of assets or purchase payments attributable to contracts sold through a Selling broker-dealer or such payments may be a fixed amount. The Distributors may also make fixed payments to Selling broker-dealers in connection with the initiation of a new relationship or the introduction of a new product. These payments may serve as an incentive for Selling broker-dealers to promote the sale of particular products. Additionally, as an incentive for financial professionals of Selling broker-dealers to promote the sale of AXA Equitable products, the Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements"). Marketing allowances and sales incentives are made out of the Distributors' assets. Not all Selling broker-dealers receive these kinds of payments. For more information about any such arrangements, ask your financial professional.

The Distributors receive 12b-1 fees from certain Portfolios for providing certain distribution and/or shareholder support services. The Distributors or their affiliates may also receive payments from the advisers of the Portfolios or their affiliates to help defray expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the advisers' respective Portfolios.

In an effort to promote the sale of our products, AXA Advisors may provide its financial professionals and managerial personnel with a higher percentage of sales commissions and/or cash compensation for the sale of an affiliated variable product than it would the sale of an unaffiliated product. Such practice is known as providing "differential compensation." In addition, managerial personnel may receive expense reimbursements, marketing allowances and commission-based payments known as "overrides." Certain components of the compensation of financial professionals who are managers are based on the sale of affiliated variable products. Managers earn higher compensation (and credits toward awards and bonuses) if those they manage sell more affiliated variable products. AXA Advisors may provide other forms of compensation to its financial professionals, including health and retirement benefits. For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of our affiliated products.

These payments and differential compensation (together, the "payments") can vary in amount based on the applicable product and/or entity or individual involved. As with any incentive, such payments may cause the financial professional to show preference in recommending the purchase or sale of AXA Equitable products. However, under applicable rules of the FINRA, AXA Advisors may only recommend to you products that they reasonably believe are suitable for you based on facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation between products in the same category.

In addition, AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sale of both affiliated and unaffiliated products which provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid educational seminars and merchandise.

Although AXA Equitable takes all of its costs into account in establishing the level of fees and expenses in its products, any contribution-based and asset-based compensation paid by AXA Equitable to the Distributors will not result in any separate charge to you under your contract. All payments made will be in compliance with all applicable FINRA rules and other laws and regulations.


                                                                              13

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(15) YOUR ANNUITY PAYOUT OPTIONS

We reserve the right, with advance notice to you, to change your annuity purchase factor any time after your fifth contract date anniversary and at five year intervals after the first change. (Please see your contract and SAI for more information.)


(16) INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

This section only applies if your contract offers fixed maturity options.


AXA Equitable's Annual Report on Form 10-K for the period ended December 31, 2009 (the "Annual Report") is considered to be part of this Prospectus because it is incorporated by reference.


AXA Equitable files reports and other information with the SEC, as required by law. You may read and copy this information at the SEC's public reference facilities at Room 1580, 100 F Street, NE, Washington, DC 20549, or by accessing the SEC's website at www.sec.gov. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Under the Securities Act of 1933, AXA Equitable has filed with the SEC a registration statement relating to the fixed maturity option (the "Registration Statement"). This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement.

After the date of this Prospectus and before we terminate the offering of the securities under the Registration Statement, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act"), will be considered to become part of this Prospectus because they are incorporated by reference.

Any statement contained in a document that is or becomes part of this Prospectus, will be considered changed or replaced for purposes of this Prospectus if a statement contained in this Prospectus changes or is replaced. Any statement that is considered to be a part of this Prospectus because of its incorporation will be considered changed or replaced for the purpose of this Prospectus if a statement contained in any other subsequently filed document that is considered to be part of this Prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this Prospectus.

We file the Registration Statement and our Exchange Act documents and reports, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a website that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the SEC. The address of the site is www.sec.gov.

Upon written or oral request, we will provide, free of charge, to each person to whom this Prospectus is delivered, a copy of any or all of the documents considered to be part of this Prospectus because they are incorporated herein. In accordance with SEC rules, we will provide copies of any exhibits specifically incorporated by reference into the text of the Exchange Act reports (but not any other exhibits). Requests for documents should be directed to AXA Equitable Life Insurance Company, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234). You can access our website at www.axa-equitable.com.


(17) FINANCIAL STATEMENTS

The financial statements of the separate account(s), as well as the consolidated financial statements of AXA Equitable, are in the Statement of Additional Information ("SAI"). The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-789-7771.

Our general obligations and any guaranteed benefits under the contract are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.


(18) CONDENSED FINANCIAL INFORMATION


The following tables set forth the unit values and number of units outstanding at the year end for each variable investment option, except those options offered for the first time after December 31, 2009. The tables show unit values based on the specified separate account charges that would apply to any contract or investment option to which this supplement relates. The tables also show the total number of units outstanding for all contracts to which this supplement relates.


The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 with the same daily asset charges of 1.15%.


14

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                               2009           2008          2007           2006          2005
--------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.51      $   8.35       $  13.90       $  13.24      $  11.36
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        502           488            448            263           109
--------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.97      $  10.10       $  11.48       $  10.98      $  10.44
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        932           894            387            251           226
--------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.73      $   9.49       $  11.91       $  11.43      $  10.63
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        720           643            441            206           114
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  50.03      $  43.14       $  57.64       $  54.74      $  50.07
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        572           542            570            843           703
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  47.11      $  40.73       $  54.56       $  51.94      $  47.62
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        728           726            789            613           971
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.87      $   9.02       $  13.37       $  12.71      $  11.23
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,954         1,974          1,837          1,295           728
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.18      $  10.46       $  21.42       $  19.35      $  15.81
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        699           815            978          1,145         1,271
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  12.75      $  10.15       $  20.84       $  18.87      $  15.45
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        787           909          1,020          1,130         1,246
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  16.17      $  12.02       $  21.93       $  18.96      $  17.56
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        107           134            155            974           365
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.68      $  11.69       $  21.37       $  18.53      $  17.20
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        612           717            810            304         1,163
--------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   8.16      $   6.44       $   9.78       $  10.83            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             39           103             39              6            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  19.92      $  15.47       $  24.66       $  24.66      $  20.63
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        744           826          1,030          1,201         1,488
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  18.45      $  14.33       $  25.44       $  23.35      $  18.80
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        467           555            736            795           814
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   5.21      $   4.73       $   7.06       $   6.89      $   6.01
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        250           364            346            380           367
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   7.12      $   5.51       $  10.17       $   9.18      $   8.82
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          6            11             12              6            12
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.83      $   8.21       $  13.94       $  13.37      $  12.60
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         46            41             58             38            28
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.34      $   7.96       $  13.34       $  13.28      $  11.99
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        745           860          1,117          1,048         1,232
--------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 211.93      $ 166.65       $ 299.23       $ 291.81      $ 266.03
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        141           164            203            380           322
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                               2004        2003           2002           2001          2000
--------------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.64            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         64            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.31            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         98            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.41            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         54            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  48.21      $  44.75       $  37.91       $  43.83            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        778           909          1,013            387            --
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  45.97      $  42.78       $  36.32       $  42.10            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,106         1,263          1,386            736            --
--------------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.84      $  11.82       $   8.83       $   9.91      $  13.00
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,509         1,843          1,978            816           941
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.56      $  11.61       $   8.69       $   9.77      $  12.89
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,359         1,568          1,624            390           438
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.89      $  14.06       $  10.07       $  14.57      $  16.95
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        358           402            428            497           487
--------------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  15.60      $  13.85       $   9.94       $  14.41      $  16.81
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,361         1,510          1,604          1,800         1,985
--------------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  20.27      $  18.55       $  14.30       $  17.36      $  16.64
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,843         2,009          2,129          2,223         1,946
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BLACK ROCK INTERNATIONAL VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  17.16      $  14.27       $  11.27             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        779           839            956             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   5.73            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         50            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   8.21      $   8.01       $   6.34       $   8.72            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         19            10              3             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  12.12      $  11.62       $   9.48             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         15            14             11             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  11.44      $  10.43       $   8.02       $  10.78      $  11.13
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      1,468         1,625          1,727             80            57
--------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 257.37      $ 227.59       $ 153.56       $ 232.44      $ 262.80
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        407           498            560            748           893
--------------------------------------------------------------------------------------------------------------------------------


                                                                             15

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                               2009           2008          2007           2006          2005
--------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 205.00     $ 161.61       $ 290.90       $ 284.40      $ 259.92
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         228          259            311            266           458
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.59     $  13.39       $  14.87       $  14.59      $  14.19
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         414          439            623            630           688
--------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   8.77     $   6.69       $  11.13       $  10.85            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         172          130            105             19            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  24.60     $  19.77       $  31.91       $  30.76      $  27.04
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         416          454            521            624           717
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.97     $  11.05       $  18.73       $  16.61      $  15.37
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         513          630            710            770           736
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.90     $   7.14       $   9.98       $   9.07      $   8.66
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         131           91            113            121           149
--------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   9.16     $   7.10       $  10.53       $  10.44            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             356          374            357             78            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $   7.55     $   5.94       $   9.53             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             103           98             62             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.71     $  10.16       $  11.93       $  11.67      $  10.52
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)          74           66             70            198           132
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  29.56     $  21.14       $  30.84       $  28.54      $  24.30
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         152          142            151             94            71
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  11.43     $  11.34       $  10.77       $   9.97      $   9.75
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         234          280             98             55             5
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  16.86     $  11.37       $  26.97       $  19.21      $  14.18
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         804          864            960          1,021         1,010
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  21.10     $  21.79       $  21.22       $  20.04      $  19.61
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         127          204            205            469           293
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  20.44     $  21.16       $  20.66       $  19.56      $  19.19
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         279          337            361            238           563
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.25     $   9.16       $  16.80       $  14.75      $  12.51
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         223          210            209            238           233
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  13.16     $   9.70       $  16.43       $  14.30      $  11.51
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         147          119            133             42            12
--------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  12.46     $   9.53       $  16.00       $  16.39      $  13.77
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         419          463            557            654           747
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                         -----------------------------------------------------------------------
                                                               2004        2003           2002           2001          2000
--------------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 252.09      $ 223.47       $ 151.16       $ 229.38      $ 260.00
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        552           639            698            875           988
--------------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  14.04      $  13.64       $  13.35             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        621           618            623             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  26.20      $  24.04       $  19.03       $  24.80      $  28.57
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        858           994          1,017          1,094         1,206
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  14.05      $  12.86       $   9.92       $  11.35            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        693           778            439             29            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $   8.43      $   7.97       $   5.83       $   7.76      $   9.47
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        225           198             84             52            59
--------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)                             --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  23.56            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         20            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.80      $   8.84       $   5.73       $   6.16      $   6.57
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        876           859            894            812           908
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS A
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  19.55      $  19.35       $  19.12       $  17.76      $  16.62
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        354           460          1,043            641           360
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  19.17      $  19.03       $  18.85       $  17.56      $  16.46
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        766           998          1,296          1,054           735
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  10.81      $   9.62       $   7.34             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        209           144             56             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --            --             --             --            --
--------------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES -- CLASS B
--------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  13.40      $  12.23       $   9.76       $  12.19      $  13.24
--------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        946         1,120          1,280          1,543         1,692
--------------------------------------------------------------------------------------------------------------------------------

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




------------------------------------------------------------------------------------------------------------------------------
                                                                              FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                               2009           2008          2007           2006       2005
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  8.54       $  6.83        $ 11.04        $ 10.75      $  9.63
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        45            62             50             85          103
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  6.79       $  5.04        $  8.00        $  7.10      $  7.22
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       532           558            674            995        1,173
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 14.31       $ 10.74        $ 17.59        $ 15.39      $ 14.44
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       689           824            954          1,056        1,226
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  5.27       $  4.47        $ 10.45        $ 11.24      $ 10.65
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        85            65             70             54            7
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS A
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  6.08       $  5.10        $  9.06             --           --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     2,585         3,136          4,100             --           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  6.03       $  9.66        $  9.05        $ 18.28      $ 15.23
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     4,834         5,660          7,094          1,987        2,290
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  9.21       $  7.89        $ 12.58        $ 12.30      $ 10.61
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        37            36             41             56           18
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 10.91       $  8.79        $ 12.89        $ 11.78      $ 10.58
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        93            72             26             10            8
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  9.39       $  6.97        $ 13.91        $ 13.03      $ 11.81
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       381           466            520            620          750
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 13.97       $ 10.40        $ 17.41        $ 17.90      $ 16.10
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     1,031         1,051          1,257          1,559        1,833
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS A
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 32.97       $ 33.25        $ 32.86        $ 31.67      $ 30.59
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       241           335            259            433          238
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 31.97       $ 32.35        $ 32.05        $ 30.96      $ 29.98
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       508           627            361            262          400
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  5.07       $  3.95        $  5.96        $  4.99      $  4.68
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       294           305             81             50           54
------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  8.15       $  6.59        $ 10.77        $ 10.72           --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       104           107            138             21           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  9.31       $  6.79        $ 11.60        $ 11.10           --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        74            43             30              9           --
------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 11.02       $ 10.32        $ 10.88        $  9.87      $  9.95
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       735           566            272            195          161
------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS-- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 16.84       $ 16.06        $ 17.39        $ 16.83      $ 16.40
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       213           157            170            227          287
------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 13.75       $ 11.03        $ 16.94        $ 17.46      $ 15.00
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       235           241            265            341          383
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                         ---------------------------------------------------------------------
                                                             2004          2003         2002           2001         2000
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  9.09       $  8.25        $  6.84        $  8.76       $ 10.55
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        98           107             99             84            75
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  6.36       $  5.93        $  4.87        $  7.16       $  9.53
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     1,269         1,663          1,968          2,839         3,046
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 13.40       $ 12.04        $  9.42        $ 14.51       $ 22.25
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     1,570         1,952          2,239          3,104         3,748
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS A
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 14.61       $ 13.03        $ 10.24        $ 12.00            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     2,543         2,775          2,810          2,882            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 11.24       $  9.80        $  6.90        $  8.56       $ 10.00
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       697           677            427            292            43
------------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 14.63       $ 12.56        $  9.53        $ 11.31       $ 11.00
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)     2,058         2,302          2,470          2,317         1,758
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS A
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 30.08       $ 30.12        $ 30.22        $ 30.12       $ 29.34
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       344           444            863            954           817
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 29.55       $ 29.66        $ 29.84        $ 29.82       $ 29.13
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       566           711          1,022            965           851
------------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $  4.49            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        --            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS-- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 16.26       $ 15.86        $ 15.49             --            --
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       275           292            240             --            --
------------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX -- CLASS B
------------------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 14.56       $ 12.51        $  8.68        $ 11.10       $ 11.01
------------------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       499           427            297            320           303
------------------------------------------------------------------------------------------------------------------------------

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-----------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                         --------------------------------------------------------------
                                                               2009        2008         2007        2006        2005
-----------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 14.63     $ 10.38      $ 18.16     $ 17.14     $ 18.06
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        110          83           99          14          12
-----------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  8.17     $  6.35      $ 10.86     $ 10.76          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         84          91           94          20          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  4.93     $  3.77      $  6.35     $  6.35     $  5.63
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         53          66           86         146         117
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.12     $  7.19      $ 11.53     $ 11.96     $ 10.44
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         72          84           93         157         129
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.09     $  8.43      $ 16.19     $ 13.38     $ 12.39
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        214         162          135          48          30
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 50.65     $ 37.23      $ 70.46     $ 63.84     $ 61.29
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        151         154          186         197         270
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 49.00     $ 36.11      $ 68.51     $ 62.23     $ 59.89
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        149         132          159         227         234
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.23     $ 12.36      $ 12.20     $ 11.62     $ 11.33
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        407         354          379         416         490
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.74     $  9.92      $ 19.02     $ 17.11     $ 13.81
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        200         236          260         315         260
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.12     $  7.73      $ 12.93     $ 12.46     $ 11.09
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         50          56           65          82         131
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  7.80     $  5.78      $ 10.70     $  9.73     $  9.84
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        127         170          183         252         270
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.16     $  9.19      $ 14.86     $ 14.50     $ 12.30
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        172         247          319         302         296
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.55     $  6.81      $ 12.21     $ 11.04     $ 10.19
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        230         256          302         284         324
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.57     $  8.81      $ 13.91     $ 14.06     $ 12.40
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        179         200          208         325         332
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 29.22     $ 26.89      $ 35.48     $ 34.71     $ 31.86
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         48          59           76         378         110
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 28.26     $ 26.08      $ 34.49     $ 33.83     $ 31.13
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        244         262          326          93         449
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  6.97     $  5.24      $  9.16     $  8.94     $  8.20
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        127         142          196         101          70
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 13.70     $ 10.96      $ 17.85     $ 20.03     $ 17.45
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        164         208          279         399         485
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                         --------------------------------------------------------------
                                                               2004        2003        2002        2001        2000
-----------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 17.57          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  5.23          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                      --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 57.16     $ 51.45     $ 37.75     $ 53.56     $ 72.23
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        320         387         453         576         705
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 55.99     $ 50.53     $ 37.17     $ 52.87     $ 71.48
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        272         297         327         399         478
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.26     $ 10.97     $ 10.69          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        551         570         493          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 12.11     $ 10.39     $  7.82          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        243         212         129          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 10.52     $  9.70     $  7.66          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        131         133          88          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.26     $  8.78     $  6.80          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        281         251         164          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.61     $ 10.27     $  7.92          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        259         232         205          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  9.51     $  8.61     $  6.21          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        333         384         214          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 11.69     $ 10.26     $  7.38          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        447         402         250          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS A
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 31.20     $ 28.97     $ 23.85     $ 24.80     $ 24.85
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        132         131          93         104          71
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 30.56     $ 28.44     $ 23.48     $ 24.47     $ 24.59
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        548         583         592         707         796
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $  7.72          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)         13          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE -- CLASS B
-----------------------------------------------------------------------------------------------------------------------
  Unit value                                                 $ 16.86     $ 14.57     $ 10.73          --          --
-----------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)        526         495         384          --          --
-----------------------------------------------------------------------------------------------------------------------


18

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




---------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                         ------------------------------------------------------------
                                                              2009        2008       2007        2006        2005
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY -- CLASS B
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 10.25     $ 6.54     $ 12.51     $ 10.71     $ 10.09
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)       244        237         274         316         382
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                         ------------------------------------------------------------
                                                              2004       2003        2002      2001        2000
---------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY -- CLASS B
---------------------------------------------------------------------------------------------------------------------
  Unit value                                                $ 9.18     $ 8.84      $ 5.67      --          --
---------------------------------------------------------------------------------------------------------------------
  Separate Account 45 number of units outstanding (000's)      537        207          44      --          --
---------------------------------------------------------------------------------------------------------------------



                                                                              19


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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 49 with the same daily asset charges of 1.20%.


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                               2009        2008         2007        2006        2005
-------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.48   $   8.33      $  13.87    $  13.22    $  11.35
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,887      3,515         3,160       1,827       1,271
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.93   $  10.08      $  11.46    $  10.96    $  10.43
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,898      4,014         1,472       1,143         397
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.70   $   9.47      $  11.89    $  11.41    $  10.62
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,293      2,920         2,173       1,249         849
-------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  46.54   $  40.26      $  53.95    $  51.39    $  47.15
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,129      4,257         4,308       4,475       4,798
-------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.84   $   8.99      $  13.34    $  12.70    $  11.22
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         11,520     11,250        10,734       8,825       5,795
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                $  12.66   $  10.08      $  20.70    $  18.75    $  15.37
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,842      4,586         5,414       5,626       5,792
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  15.58   $  11.62      $  21.26    $  18.44    $  17.12
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,049      2,429         2,805       3,494       3,815
-------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                $   8.15   $   6.43      $   9.77    $  10.83          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            341        431           171          78          --
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                $  19.79   $  15.38      $  24.53    $  24.54    $  20.54
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,557      3,698         4,290       4,984       5,635
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                $  18.33   $  14.25      $  25.30    $  23.24    $  18.71
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,102      3,321         4,143       4,607       4,933
-------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                $   5.18   $   4.70      $   7.03    $   6.86    $   5.99
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          1,513      1,732         1,373       1,698       1,681
-------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------
  Unit value                                $   7.09   $   5.48      $  10.13    $   9.14    $   8.79
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            416        470           554         625         723
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.76   $   8.16      $  13.87    $  13.31    $  12.54
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          1,557      1,900         1,946       1,982       2,062
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.29   $   7.92      $  13.28    $  13.23    $  11.95
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         11,050     12,691        15,162       6,465       7,166
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                $ 201.51   $ 158.94      $ 286.24    $ 279.98    $ 256.01
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            301        330           392         463         545
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                $  13.51   $  13.31      $  14.80    $  14.53    $  14.13
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          7,161      7,625        10,033      10,809      11,494
-------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------
  Unit value                                $   8.76   $   6.68      $  11.12    $  10.85          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          1,352      1,290           963         302          --
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                               2004        2003        2002         2001        2000
-------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.63          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            728          --          --           --          --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.31          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            373          --          --           --          --
-------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.41          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            695          --          --           --          --
-------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  45.53    $  42.39    $  36.01           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          5,029       4,208       1,221           --          --
-------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                $  10.65          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,138          --          --           --          --
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------
  Unit value                                $  13.49    $  11.55    $   8.65           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          5,816       5,125       1,285           --          --
-------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  15.54    $  13.80    $   9.91     $  14.38    $  16.78
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,124       4,091       1,279          105         191
-------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                $  20.19    $  18.49    $  14.26           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          6,364       5,670       1,591           --          --
-------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                $  17.09    $  14.22    $  11.24     $  13.65    $  17.60
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,781       4,396       1,445          154         182
-------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                $   5.71          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            216          --          --           --          --
-------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------
  Unit value                                $   8.18    $   8.00    $   6.33     $   8.70          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            782         744         182           --          --
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  12.08    $  11.58    $   9.46     $  13.00    $  17.41
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,149       2,153         710          193         235
-------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------
  Unit value                                $  11.40    $  10.41    $   8.01     $  10.76    $  11.12
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          8,080       7,741       2,252           17          10
-------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                $ 248.43    $ 220.33    $ 149.11     $ 226.39    $ 256.74
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            613         548         222          154         188
-------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                $  13.99    $  13.60    $  13.32     $  12.30    $  11.04
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         11,977      11,974       3,674          280          14
-------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------
  Unit value                                      --          --          --           --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             --          --          --           --          --
-------------------------------------------------------------------------------------------------------


20


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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                              2009        2008         2007        2006        2005
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                               $  24.40    $  19.62     $  31.69    $  30.56    $  26.88
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,963       5,596        6,323       7,331       8,383
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  13.91    $  11.01     $  18.67    $  16.57    $  15.34
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         8,286       9,776       11,637      13,414      14,341
-------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------
  Unit value                               $   9.85    $   7.10     $   9.93    $   9.03    $   8.63
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,394       1,933        1,978       2,218       2,770
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------
  Unit value                               $   9.14    $   7.09     $  10.52    $  10.43          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,199       2,264        2,628         664          --
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                               $   7.54    $   5.94     $   9.52          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,026         757          863          --          --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  11.68    $  10.14     $  11.91    $  11.66    $  10.51
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           338         307          362         321          81
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                               $  29.24    $  20.92     $  30.54    $  28.28    $  24.09
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           996         932          909         341         297
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  11.41    $  11.32     $  10.76    $   9.97    $   9.75
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,509       1,734        1,003         493          38
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                               $  16.76    $  11.30     $  26.83    $  19.12    $  14.12
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,162       3,004        3,820       4,088       4,095
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                               $  20.25    $  20.97     $  20.49    $  19.41    $  19.05
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,027       2,492        2,914       3,131       3,491
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  12.18    $   9.11     $  16.73    $  14.69    $  12.47
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         4,895       5,199        5,905       6,892       7,621
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                               $  13.12    $   9.68     $  16.40    $  14.29    $  11.51
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           939         688          594         240          40
-------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
  Unit value                               $  12.38    $   9.47     $  15.91    $  16.31    $  13.71
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,918       2,221        2,625       3,079       3,795
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $   8.50    $   6.80     $  10.99    $  10.71    $   9.60
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         2,214       2,449        2,815       3,293       3,821
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                               $   6.75    $   5.02     $   7.96    $   7.07    $   7.20
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         3,809       3,977        4,750       5,507       5,789
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  14.22    $  10.67     $  17.49    $  15.31    $  14.38
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)         1,109       1,206        1,461       1,300       1,516
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                               $   5.26    $   4.47     $  10.44    $  11.24    $  10.64
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           382         320          528         605          93
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                               $  11.43    $   9.61     $  17.16    $  18.20    $  15.17
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)        13,118      14,916       18,463      13,475      14,461
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                                2004        2003        2002      2001        2000
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  26.06    $  23.92     $ 18.94   $ 24.71     $ 28.47
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            9,053       8,439       2,393        71          78
-------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  14.02    $  12.84     $  9.91   $ 11.35          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           14,238      13,403       2,875         2          --
-------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------
  Unit value                                  $   8.40    $   7.95     $  5.82        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,237       2,600         551        --          --
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  23.37          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               62          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  10.76    $   8.81     $  5.72   $  6.15     $  6.56
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,531      27,090         737        43          55
-------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEXx
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  19.04    $  18.91     $ 18.73        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4,043       4,619       1,850        --          --
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  10.78    $   9.60     $  7.33   $  8.73     $ 11.17
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            8,017       6,516       1,628        26          23
-------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  13.35    $  12.19     $  9.73   $ 12.16     $ 13.21
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            3,942       3,680       1,342       324         341
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $   9.06    $   8.23     $  6.83   $  8.75     $ 10.54
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4,211       4,026         993        77          42
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $   6.34    $   5.92     $  4.86   $  7.15     $  9.52
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            6,068       5,986       2,292        89         114
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  13.35    $  12.00     $  9.39   $ 14.47     $ 22.21
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,558       1,506         496       147         214
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                        --          --          --        --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --          --          --        --          --
-------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  14.56    $  12.99     $ 10.22   $ 11.97     $ 11.75
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           15,533      14,531       4,578       114          54
-------------------------------------------------------------------------------------------------------


                                                                             21

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                           www.axa-equitable.com/green


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.



-------------------------------------------------------------------------------------------------------
                                                       FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                                 2009       2008       2007         2006        2005
-------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  9.18    $  7.87     $ 12.56     $  12.29    $  10.61
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             306        322         319          438          94
-------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 10.88    $  8.78     $ 12.87     $  11.77    $  10.57
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             532        357         140          117          54
-------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  9.35    $  6.94     $ 13.86     $  12.98    $  11.78
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           7,234      8,228       9,544       11,305      12,783
-------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 13.88    $ 10.34     $ 17.32     $  17.81    $  16.03
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           5,762      5,211       6,623        8,423       8,724
-------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 31.51    $ 31.90     $ 31.62     $  30.57    $  29.61
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1,674      2,708       1,791        1,365       1,411
-------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  5.04    $  3.93     $  5.93     $   4.97    $   4.66
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1,701      1,807         871          143         137
-------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  8.14    $  6.58     $ 10.76     $  10.71          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             848        922         999          372          --
-------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  9.29    $  6.79     $ 11.59     $  11.10          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             496        328         315          135          --
-------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 10.99    $ 10.30     $ 10.86     $   9.86    $   9.94
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           4,278      3,734       1,641        1,522       1,269
-------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 16.70    $ 15.94     $ 17.26     $  16.71    $  16.29
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2,934      2,700       3,276        3,669       4,057
-------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 13.67    $ 10.97     $ 16.85     $  17.38    $  14.94
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           2,399      2,545       2,937        3,525       3,854
-------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 14.47    $ 10.27     $ 17.99     $  16.98    $  17.90
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1,513      1,438       1,687           96          88
-------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  8.15    $  6.35     $ 10.86     $  10.76          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             503        561         775          237          --
-------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  4.90    $  3.75     $  6.32     $   6.33    $   5.61
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             340        283         498          473         215
-------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  9.10    $  7.17     $ 11.51     $  11.95    $  10.44
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             361        493         559          811         393
-------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 13.06    $  8.42     $ 16.17     $  13.37    $  12.39
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           1,227        971         936          320         133
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 48.41    $ 35.69     $ 67.76     $  61.57    $  59.29
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             665        162         185          238         264
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                  $ 13.18    $ 12.32     $ 12.17     $  11.59    $  11.30
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           7,850      8,401       9,376       10,117      11,139
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                                 2004       2003       2002       2001         2000
-------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  11.21   $  9.78    $  6.89    $  8.56       $ 10.00
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           13,609    12,491      2,799         19             7
-------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  14.57   $ 12.51    $  9.51    $ 11.28       $ 10.98
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            9,029     8,508      3,161         37             9
-------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  29.20   $ 29.33    $ 29.52    $ 29.51       $ 28.84
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            1,417     1,972      1,554        256           266
-------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                  $   4.47        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               13        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  16.17   $ 15.77    $ 15.42         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4,383     4,326      1,432         --            --
-------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  14.50   $ 12.48    $  8.66    $ 11.07       $ 10.99
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            4,174     3,847      1,053         23            18
-------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  17.42        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               19        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------
  Unit value                                  $   5.21        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               12        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                        --        --         --         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)               --        --         --         --            --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  55.46   $ 50.07    $ 36.85    $ 52.44       $ 70.94
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)              269       265        161        153           185
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                  $  11.24   $ 10.96    $ 10.69         --            --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)           12,384    12,153      4,285         --            --
-------------------------------------------------------------------------------------------------------


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                               2009        2008       2007       2006        2005
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 12.69    $  9.89     $ 18.96    $ 17.07     $ 13.79
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,645      2,888       3,283      3,610       3,367
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 10.08    $  7.70     $ 12.89    $ 12.42     $ 11.07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          1,573      1,747       2,196      2,469       2,709
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  7.77    $  5.76     $ 10.67    $  9.71     $  9.82
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,233      3,514       3,987      4,513       5,006
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 11.11    $  9.15     $ 14.81    $ 14.47     $ 12.27
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,376      4,173       4,869      5,608       6,137
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  9.51    $  6.79     $ 12.18    $ 11.01     $ 10.17
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,099      4,628       5,331      6,249       7,050
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 12.52    $  8.78     $ 13.87    $ 14.03     $ 12.38
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,037      3,405       4,059      4,691       5,098
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 27.94    $ 25.79     $ 34.12    $ 33.49     $ 30.83
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,255      2,545       3,358      3,901       4,366
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  6.93    $  5.21     $  9.12    $  8.90     $  8.17
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)            736        728         884        680         554
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 13.62    $ 10.90     $ 17.76    $ 19.94     $ 17.38
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,946      4,558       5,608      6,898       7,963
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 10.21    $  6.52     $ 12.47    $ 10.68     $ 10.07
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,254      2,156       2,575      2,567       2,975
-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
                                                        FOR THE YEARS ENDING DECEMBER 31,
                                         --------------------------------------------------------------
                                               2004       2003        2002       2001        2000
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 12.09    $ 10.38    $  7.82          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,660      3,008        923          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 10.50    $  9.69    $  7.65          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          2,980      2,952      1,004          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  9.24    $  8.77    $  6.80          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          6,362      5,953      2,130          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 11.60    $ 10.26    $  7.92          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          6,199      5,210      1,722          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  9.50    $  8.60    $  6.21          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          8,108      7,657      2,602          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 11.67    $ 10.25    $  7.38          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          5,827      5,443      1,889          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 30.28    $ 28.20    $ 23.29     $ 24.29     $ 24.42
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          4,900      4,511        903         221         260
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  7.70         --         --          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)             19         --         --          --          --
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------
  Unit value                                 $ 16.80    $ 14.55    $ 10.70     $ 12.57     $ 10.81
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          8,796      8,124      2,322         111          41
-------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------
  Unit value                                 $  9.16    $  8.83    $  5.67          --          --
-------------------------------------------------------------------------------------------------------
  Number of units outstanding (000's)          3,498      1,530        306          --          --
-------------------------------------------------------------------------------------------------------



                                                                              23

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.35%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                    2009        2008       2007        2006        2005
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.38    $  8.27     $ 13.79     $ 13.16     $ 11.32
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         815        844         603         595         286
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,542      1,566       1,649       1,595       1,278
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.84    $ 10.00     $ 11.39     $ 10.92     $ 10.40
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,165        780         434         343         285
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,398      2,542       1,016         438         492
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.61    $  9.40     $ 11.82     $ 11.36     $ 10.59
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         862        798         636         456         367
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,190      1,565         974         946         948
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 44.88    $ 38.88     $ 52.19     $ 49.78     $ 45.74
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,783      1,952       2,239       2,505       2,919
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,234      1,346       1,500       1,399       1,314
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.74    $  8.93     $ 13.27     $ 12.64     $ 11.19
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,362      3,168       2,958       1,913         711
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,278      5,241       6,731       6,975       4,170
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.38    $  9.87     $ 20.30     $ 18.42     $ 15.12
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,967      2,218       2,628       3,112       3,477
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,319      1,498       1,872       2,019       2,553
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.28    $ 11.42     $ 20.92     $ 18.17     $ 16.90
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         674        781         916       1,201       1,468
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,789      2,048       2,476       3,532       4,499
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.11    $  6.41     $  9.75     $ 10.82          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          66         86          33           8          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          99        170          47          14          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.41    $ 15.11     $ 24.14     $ 24.18     $ 20.27
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,356      1,458       1,752       2,213       2,721
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,562      1,799       2,291       2,960       3,782
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 17.99    $ 14.00     $ 24.89     $ 22.90     $ 18.47
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         750        848       1,077       1,280       1,346
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,639      4,114       4,966       6,421       7,759
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.10    $  4.63     $  6.93     $  6.78     $  5.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         454        533         588         886         767
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         352        413         535         720         983
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.98    $  5.40     $ 10.00     $  9.04     $  8.71
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          31         30          44          46          54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         113        132         126         157         557
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.56    $  8.02     $ 13.64     $ 13.11     $ 12.38
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          92         90          85          74          45
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,755      4,337       5,042       6,381       8,004
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                               ----------------------------------------------------------
                                                                    2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.62          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          51          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         688          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.29          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         131          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         237          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.39          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         150          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         426          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 44.24    $  41.25    $  35.10    $  40.77          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,361       3,674       3,926       2,511          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,132         732         407         289          --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.63          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         256          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,617          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.29    $  11.40    $   8.55    $   9.64    $  12.74
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,816       4,111       3,907         737         839
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,475       2,639         208          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.36    $  13.66    $   9.83    $  14.28    $  16.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,733       2,001       2,020       2,115       2,156
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,465       6,324       6,943       8,170       9,189
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.96    $  18.30    $  14.14    $  17.20    $  16.52
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,230       3,348       3,538       3,681       3,305
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,699       4,955       5,160       5,603       5,888
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.89    $  14.08    $  11.14    $  13.55    $  17.50
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,244       1,181       1,196          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,124      10,329      12,054      14,032      15,833
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.66          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          87          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         345          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.12    $   7.94    $   6.29    $   8.67          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          55          39          29          10          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         258         189          89           6          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.94    $  11.46    $   9.38    $  12.90    $  17.32
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          19          20          13          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,529      11,360      13,307      16,512      19,069
-------------------------------------------------------------------------------------------------------------------------


24

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                          FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008       2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.12   $   7.80    $  13.11    $  13.08   $  11.83
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,405      1,644       2,094       1,987      2,382
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,935      8,941      10,718      10,352     13,004
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 191.39   $ 151.18    $ 272.69    $ 267.14   $ 244.64
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         384        430         529         687        900
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         486        555         670         876      1,138
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.26   $  13.09    $  14.57    $  14.33   $  13.96
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         699        758       1,111       1,273      1,222
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,654      4,114       5,253       6,838      8,972
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.71   $   6.66    $  11.10    $  10.85         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         171        211         168          49         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         397        374         369          94         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  23.82   $  19.19    $  31.03    $  29.97   $  26.40
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,262      1,388       1,714       2,138      2,703
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,275      3,764       4,648       6,213      8,100
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.73   $  10.89    $  18.49    $  16.44   $  15.24
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         976      1,203       1,298       1,541      1,644
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,079      1,313       1,429       1,821      2,123
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.68   $   7.00    $   9.80    $   8.92   $   8.54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         306        199         239         292        365
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         407        309         351         275        431
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.10   $   7.06    $  10.50    $  10.43         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         537        578         609         222         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         550        474         444         141         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   7.51   $   5.92    $   9.52          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         261        282         245          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         558        619         308          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.60   $  10.08    $  11.86    $  11.63   $  10.50
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         137        137         178         114         54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          84         66          77          74         17
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  28.30   $  20.28    $  29.65    $  27.50   $  23.46
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         280        264         267         191        183
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         281        295         311         141        170
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.41   $  11.34    $  10.80    $  10.02   $   9.82
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         384        417         225         104          8
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         463        499         227         125         16
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  16.45   $  11.11    $  26.41    $  18.85   $  13.94
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,252      1,341       1,728       1,993      2,131
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,671      1,671       2,238       2,967      3,667
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002       2001       2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.30    $  10.33   $   7.97    $  10.72   $  11.09
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,835       3,037      3,265         231        174
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      15,697      17,536     18,971       2,208      2,064
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 237.75    $ 211.19   $ 143.14    $ 217.65   $ 247.21
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,044       1,145      1,240       1,555      1,775
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,384       1,588      1,770       2,160      2,453
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.84    $  13.48   $  13.22    $  12.23   $  11.48
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,021         985        903          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      10,774      12,484     14,961      14,916     13,606
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  25.63    $  23.57   $  18.69    $  24.41   $  28.18
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,163       3,443      3,683       4,413      4,923
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,685      10,779     11,356      12,941     14,537
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.95    $  12.80   $   9.89    $  11.34         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,467       1,522        767          14         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,102       2,058      1,041         155         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.33    $   7.89   $   5.79    $   7.72   $   9.43
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         431         286        184         161        164
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         573         552        243         140        136
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  22.79          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          31          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          72          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.64    $   8.72   $   5.67    $   6.11   $   6.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,948       1,871      1,807       1,765      2,063
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,845       4,287      3,992       4,501      4,990
-------------------------------------------------------------------------------------------------------------------------


                                                                             25


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




---------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                    2009        2008        2007        2006        2005
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.68     $ 20.41     $ 19.97    $  18.95    $  18.62
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         690         860       1,014       1,287       1,772
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         524         571         579         773       1,100
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.99     $  8.98     $ 16.51    $  14.52    $  12.35
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         414         429         388         502         525
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,671       1,946       2,344       3,119       3,695
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.03     $  9.63     $ 16.34    $  14.25    $  11.50
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         223         179         138          82          31
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         214         191         264          78          28
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.14     $  9.30     $ 15.66    $  16.07    $  13.53
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         544         624         769         978       1,142
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,750       6,572       8,143      10,415      13,350
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.35     $  6.69     $ 10.84    $  10.58    $   9.49
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         218         255         332         411         551
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,599       1,960       2,567       3,675       4,802
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.64     $  4.94     $  7.86    $   6.99    $   7.13
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,596       2,797       3,381       4,248       5,346
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,463       4,108       4,849       6,383       8,379
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.95     $ 10.49     $ 17.21    $  15.09    $  14.19
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,678       1,885       2,262       2,809       3,663
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,051       3,436       4,084       5,280       6,697
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.30     $  4.51     $ 10.56    $  11.38    $  10.80
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         239         156         159         136          28
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         136         147         156         182          41
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.22     $  9.45     $ 16.90    $  17.95    $  14.99
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       4,867       5,687       7,503       2,657       3,058
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,670       4,274       5,583       6,430       8,002
---------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.12     $  7.83     $ 12.51    $  12.25    $  10.60
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          82          75          87         119          26
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         205         211         356         490          93
---------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.81     $  8.73     $ 12.82    $  11.74    $  10.56
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          95          75          48          49          25
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         265         202          86          80          74
---------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.22     $  6.86     $ 13.70    $  12.86    $  11.69
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         808         935       1,100       1,330       1,652
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         861       1,046       1,295       1,862       2,752
---------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.61     $ 10.16     $ 17.04    $  17.55    $  15.82
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,067       1,128       1,472       1,921       2,356
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         838         780       1,031       1,465       2,388
---------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                    2004        2003        2002        2001        2000
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  18.65    $  18.54    $  18.40    $  17.18    $  16.14
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,322       2,993       4,099       3,288       2,333
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,348       1,651       1,739          --          --
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.68    $   9.53    $   7.29    $   8.69    $  11.14
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         425         279         133          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,078       3,761       3,093       3,210       3,230
---------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.20    $  12.07    $   9.64    $  12.08    $  13.14
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,375       1,530       1,663       1,936       2,045
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      16,352      18,895      21,846      25,574      28,008
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.98    $   8.17    $   6.79    $   8.71    $  10.51
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         635         715         776         948       1,014
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,835       6,684       6,910       8,228       8,940
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   6.28    $   5.88    $   4.84    $   7.12    $   9.49
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       6,276       7,382       8,409      10,884      12,132
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,271      10,777      12,339      15,780      17,298
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.19    $  11.88    $   9.31    $  14.37    $  22.09
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       4,453       5,082       5,638       7,229       8,254
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,228       9,491      10,806      13,726      16,073
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.41    $  12.88    $  10.14    $  11.90    $  11.70
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,317       3,362       3,350       2,847          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,491      10,036      10,473      10,569      10,105
---------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
---------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.14    $   9.73    $   6.87    $   8.54    $  10.00
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,605       1,435         951         493          82
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,883       2,874       2,717       2,307         638
---------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
---------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.40    $  12.39    $   9.42    $  11.20    $  10.92
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,500       2,709       2,863       2,091       1,080
---------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,481       2,639       3,169       2,256         223
---------------------------------------------------------------------------------------------------------------------------

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006        2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 30.18     $ 30.60     $ 30.37     $ 29.41     $ 28.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         813       1,288         949       1,040       1,076
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,654       2,696       2,271       2,410       2,619
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.96     $  3.87     $  5.85     $  4.91     $  4.61
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         545         637         270         136         143
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         460         617         441          28          47
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.09     $  6.56     $ 10.74     $ 10.71          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         191         210         225          50          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         173         193         210          92          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.91     $ 10.24     $ 10.82     $  9.84     $  9.93
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,232         991         393         330         253
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,795       1,173         444         431         308
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.29     $ 15.57     $ 16.89     $ 16.38     $ 15.99
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         328         223         293         353         490
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         425         324         436         459         574
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.42     $ 10.79     $ 16.60     $ 17.14     $ 14.76
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         536         558         662         793         914
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         864         995       1,203       1,660       2,139
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.01     $  9.96     $ 17.46     $ 16.51     $ 17.43
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         171         128         173          45          46
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         419         369         415         145         160
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.11     $  6.32     $ 10.83     $ 10.76          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         121         113         136          61          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         165         189         228          98          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.82     $  3.69     $  6.24     $  6.25     $  5.55
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         150         152         214         193         114
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          80         108         129         177         169
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.04     $  7.13     $ 11.47     $ 11.92     $ 10.43
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         128         159         159         251         156
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         202         244         298         350         250
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.97     $  8.37     $ 16.10     $ 13.34     $ 12.37
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         311         208         175          74          68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         470         294         336         109          49
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 46.68     $ 34.47     $ 65.53     $ 59.65     $ 57.52
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         181         139         170         220         284
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         317         305         364         467         585
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.02     $ 12.19     $ 12.06     $ 11.50     $ 11.24
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         774         699         685         797       1,030
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         834         705         622         738         919
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 28.18     $ 28.34     $ 28.57     $ 28.61     $ 28.00
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,221       1,537       2,299       2,501       1,860
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,938       3,834       5,633       6,273       5,065
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.43          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          20          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.89     $ 15.53     $ 15.20          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         460         434         430          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         603         631         552          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.35     $ 12.36     $  8.59     $ 11.01     $ 10.94
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,073       1,030         859         899         989
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,622       3,320       2,817       3,131       3,340
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.99          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          10          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          17          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.16          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          14          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          41          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 53.88     $ 48.73     $ 35.92     $ 51.19     $ 69.35
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         334         375         404         513         595
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         710         812         899       1,101       1,253
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.19     $ 10.92     $ 10.67          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,247       1,242       1,119          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,011       1,187       1,217          --          --
-------------------------------------------------------------------------------------------------------------------------


                                                                             27


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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008       2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.53    $  9.78     $ 18.79     $ 16.94    $ 13.70
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         332        400         453         524        462
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         439        528         652         762        657
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.96    $  7.62     $ 12.77     $ 12.33    $ 11.00
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         109        118         154         160        181
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         166        192         233         294        268
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.68    $  5.70     $ 10.58     $  9.64    $  9.76
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         192        228         253         336        424
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         357        415         486         568        759
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.98    $  9.06     $ 14.68     $ 14.36    $ 12.20
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         323        404         440         512        544
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         384        478         700       1,027      1,404
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.39    $  6.72     $ 12.07     $ 10.93    $ 10.11
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         277        314         387         519        629
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         367        426         492         721        863
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.37    $  8.68     $ 13.75     $ 13.92    $ 12.30
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         288        333         339         535        605
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         352        410         587         779        911
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 26.98    $ 24.94     $ 33.05     $ 32.49    $ 29.95
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         490        540         727         911      1,125
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,101      1,227       1,569       2,099      2,710
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.82    $  5.14     $  8.99     $  8.79    $  8.09
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         279        293         412         286        189
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         366        306         347         259        287
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.37    $ 10.72     $ 17.49     $ 19.67    $ 17.17
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         327        392         554         761        919
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,914      2,179       2,770       3,861      5,204
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.08    $  6.45     $ 12.36     $ 10.60    $ 10.01
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         469        444         513         609        854
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         657        537         647         737      1,024
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002       2001       2000
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 12.03     $ 10.34    $  7.81          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         456         377        183          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)         704         494        118          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 10.45     $  9.66    $  7.64          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         201         230        166          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)         253         248        169          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $  9.20     $  8.74    $  6.79          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         449         410        275          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)         801         802        305          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 11.54     $ 10.23    $  7.91          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         503         429        344          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       1,102         698        384          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $  9.45     $  8.58    $  6.20          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         806         761        429          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       1,078       1,104        369          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 11.62     $ 10.22    $  7.37          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         904         765        486          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       1,203         820        388          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 29.46     $ 27.48    $ 22.73     $ 23.74    $ 23.90
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)       1,318       1,384      1,316       1,516      1,616
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       3,408       3,959      3,827       4,307      4,697
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $  7.63          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)          68          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)          29          --         --          --         --
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $ 16.63     $ 14.39    $ 10.62     $ 12.50    $ 10.76
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)         986         840        665          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       6,654       7,289      7,825       7,755      7,215
-------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
 Unit value                                                      $  9.12     $  8.81    $  5.66          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 45 number of units outstanding (000's)       1,028         278         44          --         --
-------------------------------------------------------------------------------------------------------------------------
 Separate Account No. 49 number of units outstanding (000's)       1,493         571        264          --         --
-------------------------------------------------------------------------------------------------------------------------


28


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                           www.axa-equitable.com/green

The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.55%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                           FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   10.26   $    8.19   $  13.68    $  13.09    $ 11.28
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          734         667        566         265        106
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       47,988      44,143     31,080       6,793        342
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   10.71   $    9.90   $  11.30    $  10.85    $ 10.36
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        1,146         992        549         334        254
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       25,907      18,171      4,087       1,202        501
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   10.48   $    9.30   $  11.73    $  11.29    $ 10.55
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          999         779        627         429        360
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       20,920      16,064      7,023       2,537        671
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   42.75   $   37.11   $  49.91    $  47.71    $ 43.93
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        1,456       1,572      1,879       2,045      2,273
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       23,023      18,036      9,394       3,387        762
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   10.61   $    8.84   $  13.16    $  12.57    $ 11.15
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        3,411       3,625      3,240       2,127        788
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      147,651     130,940     85,777      22,340      2,035
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   12.01   $    9.60   $  19.79    $  17.99    $ 14.79
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        2,027       2,398      2,956       3,446      3,745
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        6,599       6,749      5,611       1,983      1,000
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   14.90   $   11.15   $  20.47    $  17.82    $ 16.60
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        1,380       1,540      1,874       2,275      2,668
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        2,587       2,766      2,301       1,922      1,979
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $    8.05   $    6.38   $   9.73    $  10.82         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           29          69         37          12         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        2,073       1,829        936         153         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   18.92   $   14.75   $  23.62    $  23.71    $ 19.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        1,188       1,279      1,597       1,927      2,336
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        4,776       3,421      2,381       1,301      1,147
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   17.53   $   13.67   $  24.36    $  22.46    $ 18.15
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          665         781      1,017       1,158      1,158
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        5,490       5,347      4,881       3,580      3,145
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $    4.98   $    4.54   $   6.81    $   6.67    $  5.84
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          377         433        479         620        632
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        5,308       3,897      2,391       1,207        536
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $    6.83   $    5.30   $   9.83    $   8.91    $  8.60
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           41          43         46          52         53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          641         636        349         147         65
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   10.29   $    7.83   $  13.35    $  12.86    $ 12.16
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          113         120        120          86         60
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        2,912       3,107      3,136       2,540      2,470
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.60          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          40          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         120          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.27          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         140          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         286          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.38          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         137          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         279          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 42.57     $ 39.77     $ 33.91     $ 39.47         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,498       2,668       2,816       1,417         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         659         461         279         110         --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.03     $ 11.20     $  8.42     $  9.51    $ 12.60
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,983       4,195       3,915         702        389
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,008       1,052         135          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.12     $ 13.48     $  9.71     $ 14.14    $ 16.56
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,054       3,346       3,468       2,681        825
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,313       2,809       3,037       2,971      1,248
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.65     $ 18.05     $ 13.98     $ 17.04    $ 16.40
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,719       2,785       2,900       1,793        275
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,430       1,339       1,334       1,071        299
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.63     $ 13.89     $ 11.02     $ 13.42    $ 17.37
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,121       1,114       1,121          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,356       3,673       4,227       4,268      2,110
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.59          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          71          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         306          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.03     $  7.87     $  6.25     $  8.63         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          30          38          35           3         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          88         101          79          19         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.75          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          25          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,815          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009       2008       2007        2006        2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.90   $   7.65    $  12.88    $  12.87    $  11.67
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)      1,088      1,315       1,850       1,219       1,450
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      5,543      6,117       7,563       4,914       5,540
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $ 178.67   $ 141.42    $ 255.59    $ 250.91    $ 230.23
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        204        232         289         361         422
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        502        423         392         361         370
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  12.94   $  12.80    $  14.28    $  14.07    $  13.73
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        800        782       1,284       1,359       1,399
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      8,565      6,813       8,678       7,950       8,015
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   8.65   $   6.63    $  11.07    $  10.84          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        237        263         156          35          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      6,031      5,304       3,797         665          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  23.07   $  18.62    $  30.17    $  29.20    $  15.77
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        761        812         979       1,200       1,369
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      4,766      4,288       4,204       3,534       3,726
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  13.50   $  10.73    $  18.25    $  16.26    $  15.11
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        866      1,092       1,275       1,408       1,386
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      9,136      9,050       5,863       2,666       1,390
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.47   $   6.86    $   9.62    $   8.78    $   8.42
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        430        348         402         432         488
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      3,886      1,482       1,089         319         349
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.03   $   7.03    $  10.47    $  10.42          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        654        619         694         200          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      8,263      8,326       6,851       1,076          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   7.47   $   5.90    $   9.50          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        234        157         104          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)     29,210     27,745      13,483          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  11.49   $  10.01    $  11.80    $  11.59    $  10.49
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        130        138         180         116          33
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,717      1,577       1,416         425          11
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  27.10   $  19.46    $  28.50    $  26.49    $  22.64
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        280        243         223         148         129
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      3,958      3,270       2,211         519         111
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  11.24   $  11.19    $  10.68    $   9.92    $   9.74
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        417        454         169          85           4
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      5,491      5,387       1,997         457           9
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  16.04   $  10.86    $  25.86    $  18.50    $  13.71
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)      1,240      1,328       1,520       1,689       1,667
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      9,622      8,369       5,992       2,602       1,632
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002       2001        2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.18    $  10.23   $   7.91    $  10.66    $  11.05
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,594       1,685      1,728         283         110
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,418       6,957      7,543       2,052         628
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 224.21    $ 199.56   $ 135.53    $ 206.51    $ 235.03
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         469         489        510         468         217
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         430         484        521         499         204
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.65    $  13.32   $  13.09    $  12.13    $  11.41
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,172       1,191      1,232          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,979      10,672     12,695       8,943       1,427
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  25.07    $  23.10   $  18.36    $  24.03    $  27.79
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,508       1,538      1,539       1,082         421
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,345       4,750      5,020       4,534       1,524
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.86    $  12.74   $   9.87    $  11.33          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,261       1,331        616          32          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,251       1,338        701          89          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.23    $   7,80   $   5.74    $   7.67    $   9.39
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         647         514        419         233          39
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         400         500        378         182          47
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  22.05          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          30          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          63          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.48    $   8.61   $   5.61    $   6.06    $   6.49
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,556       1,439      1,441       1,014         541
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,515       1,462      1,464       1,482         881
-------------------------------------------------------------------------------------------------------------------------


30

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 18.94     $ 19.69     $ 19.30     $ 18.35   $  18.07
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,203       1,536       1,984       2,414      2,944
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,248       2,058         813         747        873
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.73     $  8.81     $ 16.22     $ 14.30   $  12.18
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         418         371         338         355        366
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,484       4,686       3,598       2,904      2,599
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.91     $  9.55     $ 16.25     $ 14.20   $  11.48
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         180         147         113          39         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,313       2,704       1,865         310          5
-------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.83     $  9.09     $ 15.32     $ 15.76   $  13.30
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         228         279         361         415        466
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,758       2,921       3,721       4,048      4,589
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.17     $  6.56     $ 10.64     $ 10.41   $   9.36
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         246         276         327         412        507
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,683       2,845       3,557       4,130      4,965
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.50     $  4.85     $  7.72     $  6.88   $   7.03
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,378       2,657       3,164       4,038      4,648
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,663       7,722       7,920       7,569       9.117
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.60     $ 10.24     $ 16.84     $ 14.80   $  13.94
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         887         909       1,065       1,228      1,421
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,016       2,719       2,698       2,090      2,422
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.18     $  4.42     $ 10.36     $ 11.19   $  10.64
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          80          64          68          63         20
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,425       1,742       1,312         738        113
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.95     $  9.24     $ 16.56     $ 17.62   $  14.75
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       5,070       5,899       7,968       3,035      3,256
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,574       8,454       9,126       5,695      5,091
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.03     $  7.77     $ 12.44     $ 12.21   $  10.58
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          52          57          88         124         16
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,759       1,303       1,062         501         58
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.71     $  8.66     $ 12.75     $ 11.70   $  10.55
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         110          81          35          30          5
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,041       1,080         497         138         45
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.04     $  6.74     $ 13.50     $ 12.70   $  11.56
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,483       1,671       2,075       2,486      2,857
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,799       7,091       6,060       4,317      4,297
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.27     $  9.92     $ 16.67     $ 17.21   $  15.54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,891       2,080       2,791       3,415      3,954
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,258       3,049       3,624       3,215      3,279
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001      2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  18.13    $  18.07    $  17.97    $  16.81   $ 15.83
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,603       4,546       5,993       2,919       269
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,061       1,357       1,226          --        --
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.56    $   9.44    $   7.23    $   8.65   $ 11.10
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         328         238         100          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,863       2,832       2,786       2,530     1,050
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.99    $  11.90    $   9.53    $  11.97   $ 13.04
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         509         568         620         398        80
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,234       6,009       6,939       6,123     1,419
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.87    $   8.08    $   6.73    $   8.66   $ 10.47
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         599         642         706         584       298
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,788       6,613       7,231       7,160     2,262
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   6.21    $   5.82    $   4.80    $   7.08   $  9.46
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       5,347       6,234       6,946       6,887     3,355
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      10,421      11,828      13,521      14,217     6,200
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.99    $  11.72    $   9.20    $  14.23   $ 21.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,652       1,886       2,080       2,260     1,301
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,867       3,344       3,796       4,345     2,112
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.21    $  12.72    $  10.04    $  11.80   $ 11.63
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,414       3,447       3,347       1,416        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,823       6,106       6,520       4,851     1,119
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --        --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.04    $   9.67    $   6.84    $   8.52   $  9.99
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,046       3,156       2,863       1,550        58
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,997       5,343       5,392       4,418       609
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.18    $  12.22    $   9.32    $  11.09   $ 10.84
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       4,357       4,738       5,068       2,457        70
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,574       3,783       4,067       3,015       198
-------------------------------------------------------------------------------------------------------------------------


                                                                             31

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  28.48    $  28.93     $ 28.78     $ 27.92    $ 27.14
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         807       1,454       1,294       1,184      1,196
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,955       5,634       3,506       2,933      1,954
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   4.85    $   3.79     $  5.74     $  4.83    $  4.54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         577         607         124          62         58
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,055       5,847       1,806         155         14
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.04    $   6.53     $ 10.71     $ 10.70         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         125         170         194          47         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,613       3,890       3,519         623         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.18    $   6.73     $ 11.54     $ 11.09         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          95          59          58          17         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,094       2,347       1,565         227         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.81    $  10.17     $ 10.76     $  9.81    $  9.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,362       1,103         493         337        248
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      17,971      11,794       3,625       1,202        300
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  15.77    $  15.10     $ 16.41     $ 15.95    $ 15.60
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         392         279         352         389        490
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,756       1,534       1,355         630        455
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.10    $  10.55     $ 16.27     $ 16.83    $ 14.52
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         435         461         571         681        710
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,503       2,777       2,196       1,231        854
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.41    $   9.55     $ 16.79     $ 15.90    $ 16.83
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         405         410         471          27         41
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,402       2,310       2,146          71         15
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.06    $   6.29     $ 10.80     $ 10.75         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         100          87         124          39         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,207       3,287       2,998         531         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   4.71    $   3.62     $  6.12     $  6.15    $  5.47
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         103         116         141         158        107
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,496       2,130       1,796         424        102
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.95    $   7.08     $ 11.41     $ 11.88    $ 10.41
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          98         107         123         142         85
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,153       2,035       1,990         900        131
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.84    $   8.31     $ 16.02     $ 13.29    $ 12.36
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         354         213         145          44         35
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,105       3,782       2,291         361         40
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  44.47    $  32.90     $ 62.68     $ 57.17    $ 55.24
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          92          39          49          62         76
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         764         210         180         171        172
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 26.87     $ 27.08     $ 27.35     $ 27.44    $ 26.91
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,317       1,572       2,248       2,060        571
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,306       3,186       4,967       4,110        826
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.38          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)           6          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.54     $ 15.21     $ 14.92          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         489         495         429          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         480         519         474          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.15     $ 12.21     $  8.50     $ 10.92    $ 10.87
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         783         789         660         361        106
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,001       1,152         974         825        270
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.44          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           9          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.10          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)           6          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 51.85     $ 46.99     $ 34.70     $ 49.56    $ 67.28
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          88          99         102         118         36
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         181         211         241         249        106
-------------------------------------------------------------------------------------------------------------------------


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.81     $ 12.02     $ 11.91     $ 11.39    $ 11.14
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         916         966       1,145       1,341      1,555
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,487       3,422       2,253       1,474      1,199
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.33     $  9.64     $ 18.56     $ 16.77    $ 13.59
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         365         417         488         569        462
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,312       3,649       2,753       1,168        480
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.80     $  7.51     $ 12.62     $ 12.21    $ 10.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         191         192         251         302        332
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,086         981         750         346        269
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.55     $  5.62     $ 10.45     $  9.54    $  9.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         270         314         368         512        600
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,893       1,942       1,621         999        613
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.80     $  8.93     $ 14.50     $ 14.21    $ 12.10
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         391         462         510         606        636
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,315       3,416       2,431       1,285        919
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.24     $  6.62     $ 11.92     $ 10.82    $ 10.03
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         445         535         685         807        975
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,357       1,770       1,398         884        663
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.17     $  8.56     $ 13.58     $ 13.78    $ 12.20
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         395         451         510         656        774
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,667       1,982       1,394         838        550
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 25.75     $ 23.85     $ 31.67     $ 31.19    $ 28.82
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         465         536         755         896      1,045
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,890       1,874       2,103       1,654      1,626
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.66     $  5.03     $  8.83     $  8.65    $  7.97
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         253         240         362         218        117
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,460       3,484       2,924         627        195
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.05     $ 10.48     $ 17.14     $ 19.31    $ 16.89
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         285         326         512         683        796
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,909       1,879       2,209       2,465      2,629
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.92     $  6.36     $ 12.21     $ 10.49    $  9.93
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,106       1,152       1,391       1,590      1,869
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,240       4,243       3,629       2,459      2,792
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.13     $ 10.88     $ 10.65          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,721       1,778       1,483          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,470       1,625       1,594          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.96     $ 10.30     $  7.79          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         473         456         346          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         411         323         108          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.39     $  9.62     $  7.63          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         382         403         338          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         397         296         201          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.15     $  8.71     $  6.77          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         712         701         571          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         930         759         424          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.47     $ 10.18     $  7.89          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         613         560         565          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         809         635         503          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.40     $  8.54     $  6.19          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,099       1,103         768          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         773         720         427          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.54     $ 10.18     $  7.35          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         995         827         678          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         720         545         364          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 28.41     $ 26.55     $ 22.00     $ 23.03    $ 23.23
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,146       1,144       1,013         696        145
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,924       2,218       1,906       1,632        432
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.53          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          30          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          11          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.39     $ 14.22     $ 10.51     $ 12.39    $ 10.69
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         837         707         482          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,013       3,182       3,460       2,447        588
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.07     $  8.77     $  5.65          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,185         284         150          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,478         278         386          --         --
-------------------------------------------------------------------------------------------------------------------------



                                                                              33

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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.60%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008       2007        2006        2005
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.23    $  8.17    $  13.65    $  13.07     $ 11.26
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         148        121         152         189          92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,633      2,922       3,517       3,308       1,298
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.67    $  9.88    $  11.28    $  10.84     $ 10.35
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         432        440         256         190         168
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,583      3,454       1,731       1,508       1,073
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.45    $  9.28    $  11.71    $  11.28     $ 10.54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         795        681         594         462         397
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,907      2,852       1,825       1,741       1,299
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 42.24    $ 36.68    $  49.36    $  47.21     $ 43.48
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         868        963       1,073       1,195       1,301
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,090      2,966       3,439       3,955       4,167
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.58    $  8.82    $  13.14    $  12.55     $ 11.14
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,415      1,558       1,599       1,043         408
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,360      8,765      10,293      11,247       7,926
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.92    $  9.53    $  19.66    $  17.88     $ 14.71
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         981      1,144       1,393       1,534       1,664
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,139      2,496       3,456       4,168       4,498
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.80    $ 11.09    $  20.36    $  17.73     $ 16.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         496        604         718         908       1,100
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,585      1,882       2,356       3,069       3,839
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.04    $  6.37    $   9.72    $  10.81          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          22         73          29           7          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         145        250          73          51          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 18.80    $ 14.66    $  23.49    $  23.60     $ 19.83
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         546        627         774         917       1,046
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,050      2,175       2,711       3,644       4,227
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 17.42    $ 13.59    $  24.23    $  22.35     $ 18.07
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         260        313         437         514         514
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,216      2,472       3,272       4,311       4,992
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.95    $  4.51    $   6.78    $   6.64     $  5.82
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         244        319         306         421         387
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         481        613         684         907       1,277
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.80    $  5.28    $   9.79    $   8.87     $  8.57
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           8          9           8          10          10
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         187        206         250         367         468
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.22    $  7.79    $  13.28    $  12.80     $ 12.11
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         105        109         145         134          45
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,536      1,689       2,030       2,547       2,581
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001        2000
-------------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.59          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          24          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         726          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.27          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          63          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         686          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.37          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         279          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         787          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 42.17     $ 39.41     $ 33.62     $ 39.15          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,400       1,489       1,564       1,005          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,907       2,733         598          97          --
-------------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.61          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         180          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,664          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.97     $ 11.15     $  8.38     $  9.48     $ 12.56
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,745       1,928       1,910         404         302
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,337       4,026         604          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.07     $ 13.43     $  9.69     $ 14.11     $ 16.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,230       1,362       1,384       1,276         718
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,346       4,534       3,377       3,423       3,189
-------------------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.58     $ 17.99     $ 13.94     $ 17.00     $ 16.37
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,213       1,296       1,419       1,305         431
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,909       4,335       2,235       1,559       1,079
-------------------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.57     $ 13.84     $ 10.98     $ 13.39     $ 17.34
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         468         487         498          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,077       5,316       3,555       3,126       2,033
-------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.57          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          56          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         370          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.01     $  7.86     $  6.24     $  8.62          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          11          25          38           6          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         498         478         128          13          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.71     $ 11.27     $  9.24     $ 12.75     $ 17.16
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          29          39          16          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,715       2,971       2,171       2,221       1,658
-------------------------------------------------------------------------------------------------------------------------

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009       2008       2007        2006        2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.85   $   7.61    $  12.83    $  12.82    $  11.63
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        524        659         910         654         775
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)     11,353     13,273      16,294       9,568      11,228
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $ 175.62   $ 139.08    $ 251.49    $ 247.00    $ 226.77
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        108        127         159         200         244
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        270        308         377         490         586
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  12.87   $  12.73    $  14.21    $  14.01    $  13.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        600        577         869         924         943
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      6,863      7,829      10,140      12,428      14,021
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   8.64   $   6.62    $  11.06    $  10.84          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         63         75          99          33          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        803        780         634         332          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  22.89   $  18.48    $  29.96    $  29.01    $  25.62
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        408        453         582         723         864
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      4,502      5,011       6,391       8,474      10,127
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  13.44   $  10.69    $  18.20    $  16.22    $  15.07
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        438        569         676         745         712
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      4,931      5,954       7,491      10,192      11,276
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.42   $   6.82    $   9.58    $   8.74    $   8.39
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        179        147         174         157         190
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,281      1,192       1,455       1,731       2,184
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   9.02   $   7.02    $  10.46    $  10.42          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        309        388         447         120          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,591      1,489       2,051         730          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $   7.46   $   5.90    $   9.50          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        124        122          61          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,076      1,164       1,153          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  11.47   $   9.99    $  11.78    $  11.58    $  10.49
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         83         67          64          44          19
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        175        171         230         268         107
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  26.80   $  19.26    $  28.22    $  26.24    $  22.44
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        148        150         151         102          89
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        352        302         300         291         339
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  11.21   $  11.17    $  10.66    $   9.92    $   9.74
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        231        316         113          61           4
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,156      1,062         777         471          36
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                    $  15.94   $  10.79    $  25.72    $  18.41    $  13.65
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)        641        687         810         929         929
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      2,334      2,396       3,354       4,518       5,043
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002       2001        2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.14    $  10.21   $   7.89    $  10.65    $  11.04
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         867         896        961         166         112
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      12,694      12,682      9,408       3,151       2,953
-------------------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 220.94    $ 196.75   $ 133.70    $ 203.81    $ 232.08
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         275         301        314         380         310
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         683         689        581         661         618
-------------------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.60    $  13.28   $  13.05    $  12.10    $  11.40
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         748         804        702          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      15,208      16,175     13,419      10,537       5,112
-------------------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  24.94    $  22.99   $  18.28    $  23.93    $  27.69
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         968       1,030      1,042       1,038         734
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      11,584      11,512      7,152       6,601       6,057
-------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.84    $  12.72   $   9.86    $  11.33          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         676         685        427          24          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      11,463      10,296      2,423          78          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.20    $   7.79   $   5.73    $   7.66    $   9.38
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         242         184        143          90          17
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,500       2,016        424         141          78
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  21.86          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          21          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          74          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --         --          --          --
-------------------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.45    $   8.58   $   5.59    $   6.04    $   6.47
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         860         837        857         821         715
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,587       4,232      2,823       3,043       2,958
-------------------------------------------------------------------------------------------------------------------------


                                                                             35

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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                            FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 18.76    $  19.51    $  19.14    $  18.20   $  17.94
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         842       1,090       1,229       1,493      1,833
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,385       1,664       1,956       2,358      2,881
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.67    $   8.76    $  16.15    $  14.24   $  12.14
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         235         228         212         235        191
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,230       5,817       7,394       9,957     11,032
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.88    $   9.54    $  16.23    $  14.19   $  11.48
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         112         110          94          24          3
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         458         378         409         273         98
-------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.76    $   9.03    $  15.24    $  15.68   $  13.24
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         154         184         229         281        306
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,244       2,578       3,182       4,115      4,803
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.12    $   6.53    $  10.60    $  10.37   $   9.33
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         143         183         230         298        328
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,499       4,012       5,022       6,684      7,849
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.46    $   4.82    $   7.69    $   6.86   $   7.01
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,275       1,522       1,913       2,322      2,818
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,521       7,705       9,407      11,991     14,352
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.51    $  10.18    $  16.75    $  14.72   $  13.88
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         453         537         676         791        957
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,897       2,095       2,691       3,075      3,566
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.17    $   4.41    $  10.35    $  11.18   $  10.63
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          77          52          73          63          6
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         341         306         503         784        195
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.89    $   9.19    $  16.48    $  17.54   $  14.69
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,371       2,907       3,862       1,465      1,617
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       9,238      10,639      13,726      13,777     15,585
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.01    $   7.76    $  12.42    $  12.20   $  10.58
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          80          73         116          83         13
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         235         323         368         502        135
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.68    $   8.65    $  12.73    $  11.69   $  10.54
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          55          48          29          22         21
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         241         207         161         166        132
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.00    $   6.71    $  13.45    $  12.66   $  11.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         670         823       1,036       1,207      1,413
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,410       5,117       6,276       8,561     10,309
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.18    $   9.86    $  16.58    $  17.13   $  15.47
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         776         873       1,135       1,391      1,673
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,462       3,335       4,320       6,178      7,278
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  18.01    $  17.95    $  17.86    $  16.72   $  15.75
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       2,200       2,818       3,868       2,545        486
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,326       3,448       2,501          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.53    $   9.42    $   7.22    $   8.64   $  11.09
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         193         146          59          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      11,933      10,611       5,973       5,697      5,514
-------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.94    $  11.86    $   9.51    $  11.94   $  13.02
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         338         377         359         287        124
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,325       5,701       4,777       4,156      1,755
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.84    $   8.07    $   6.72    $   8.64   $  10.45
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         421         474         474         543        359
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,941       9,707       8,237       8,655      7,052
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   6.19    $   5.81    $   4.79    $   7.07   $   9.45
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       3,283       3,962       4,522       5,608      4,909
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      15,822      17,115      16,550      18,765     17,412
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.94    $  11.68    $   9.18    $  14.20   $  21.88
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,142       1,345       1,556       1,966      1,834
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,258       4,710       4,661       5,707      5,759
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.16    $  12.68    $  10.01    $  11.78   $  11.61
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,814       1,839       1,712       1,138         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      17,155      15,959       8,615       6,000      3,700
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.02    $   9.65    $   6.83    $   8.51   $   9.99
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,558       1,665       1,471         932        126
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      11,422      10,509       4,322       2,644        617
-------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.13    $  12.18    $   9.29    $  11.07   $  10.82
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,805       2,005       2,145       1,487         87
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,736       7,229       3,714       2,090        251
-------------------------------------------------------------------------------------------------------------------------

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 28.08     $ 28.54     $ 28.40    $  27.57    $ 26.81
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         889       1,382       1,201       1,177      1,247
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,814       4,635       3,889       3,996      4,058
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.82     $  3.77     $  5.72    $   4.81    $  4.53
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         196         224          79          29         44
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,089       1,065         656         206        172
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.03     $  6.52     $ 10.70    $  10.70         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          76          89         121          23         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         450         499         748         372         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.17     $  6.72     $ 11.53    $  11.09         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          65          44          68          12         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         301         230         230          61         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.78     $ 10.15     $ 10.75    $   9.80    $  9.92
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         883         742         316         206        120
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,688       2,800       1,098       1,411        848
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.64     $ 14.98     $ 16.29    $  15.84    $ 15.50
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         276         196         219         243        296
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,604       1,459       1,861       2,329      2,753
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.02     $ 10.49     $ 16.18    $  16.75    $ 14.46
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         195         227         281         323        325
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,522       1,675       2,100       2,912      3,372
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.27     $  9.45     $ 16.62    $  15.76    $ 16.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         265         268         293          12         13
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,232       1,328       1,641         104        146
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.04     $  6.29     $ 10.80       10.75         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          48          65         109          28         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         355         411         572         298         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.69     $  3.60     $  6.10    $   6.12    $  5.45
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          25          48          65          69         33
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         166         145         300         397        286
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.93     $  7.07     $ 11.39    $  11.87    $ 10.41
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          84         107         116         129         40
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         427         491         424         647        410
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.81     $  8.29     $ 16.00    $  13.28    $ 12.35
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         196         127          73          30         33
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         511         412         507         322        172
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 43.93     $ 32.52     $ 61.99    $  56.56    $ 54.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          66          32          39          53         62
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         370         186         233         292        331
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  26.55     $ 26.78     $ 27.06    $  27.16    $ 26.65
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,478       1,911       2,863       3,954      1,882
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,693       6,370       9,288      13,759         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   4.36          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          19          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  15.45     $ 15.13     $ 14.85          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         279         282         347          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,951       3,122       1,064          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.10     $ 12.18     $  8.48    $  10.90    $ 10.86
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         378         358         240         239        113
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        3.996      4,084       1,913       1,535      1,382
-------------------------------------------------------------------------------------------------------------------------
 EQ/T.ROWE PRICE GROWTH STOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  16.30          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           2          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          19          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   5.08          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          69          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  51.36     $ 46.56     $ 34.41    $  49.16    $ 66.77
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          74          79          66          73         65
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         388         429         338         402        420
-------------------------------------------------------------------------------------------------------------------------


                                                                             37

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2009        2008        2007        2006       2005
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.76     $ 11.97     $ 11.87     $ 11.36    $ 11.12
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         555         707         822         915      1,033
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,407       4,240       5,230       6,686      7,527
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.28     $  9.61     $ 18.51     $ 16.73    $ 13.57
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         249         279         343         377        423
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,474       1,547       1,972       2,676      2,300
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.76     $  7.48     $ 12.58     $ 12.18    $ 10.89
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          84          96         154         175        208
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         922       1,012       1,291       1,745      1,956
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.52     $  5.60     $ 10.42     $  9.52    $  9.66
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         179         210         290         355        356
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,237       2,508       3,015       4,202      4,551
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.76     $  8.90     $ 14.46     $ 14.18    $ 12.07
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         167         229         309         326        300
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,160       2,480       3,218       4,325      4,766
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.20     $  6.60     $ 11.88     $ 10.79    $ 10.01
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         183         242         327         402        460
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,263       2,611       3,156       4,520      5,281
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.12     $  8.53     $ 13.54     $ 13.75    $ 12.18
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         194         235         288         386        425
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,844       2,077       2,710       3,885      4,432
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 25.45     $ 23.59     $ 31.34     $ 30.88    $ 28.55
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         259         300         409         475        558
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,854       2,063       2,743       3,798      4,585
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.63     $  5.01     $  8.79     $  8.61    $  7.94
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         131         136         193         125         61
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         322         350         436         605        410
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.97     $ 10.43     $ 17.05     $ 19.22    $ 16.83
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         138         174         272         395        502
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,646       3,075       3,968       5,693      6,888
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.88     $  6.34     $ 12.17     $ 10.46    $  9.91
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         476         553         701         889      1,089
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,062       2,147       2,564       3,343      4,090
-------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------
                                                                             FOR THE YEARS ENDING DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                    2004        2003        2002        2001       2000
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.11     $ 10.87     $ 10.64          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,124       1,240       1,234          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,293       8,217       3,282          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.94     $ 10.29     $  7.79          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         460         371         286          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,160       1,684         553          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.37     $  9.61     $  7.62          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         255         249         213          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,038       1,850         635          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.13     $  8.70     $  6.77          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         384         385         283          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,852       4,258       1,299          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.46     $ 10.17     $  7.89          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         304         297         292          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,712       3,848       1,272          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.38     $  8.53     $  6.18          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         503         538         344          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,078       5,628       1,488          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.53     $ 10.17     $  7.35          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         575         467         381          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,059       3,927       1,262          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 28.15     $ 26.32     $ 21.83     $ 22.86    $ 23.07
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         647         634         511         500        219
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       5,526       5,467       2,248       1,835      1,211
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.51          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          11          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          22          --          --          --         --
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.33     $ 14.17     $ 10.49     $ 12.37    $ 10.68
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         499         370         275          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,850       7,354       5,021       3,274      2,109
-------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
-------------------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.05     $  8.76     $  5.65          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)       1,346         281          96          --         --
-------------------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,725       1,117         205          --         --
-------------------------------------------------------------------------------------------------------------------------




38


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The unit values and number of units outstanding shown below are for contracts offered under Separate Account No. 45 and Separate Account No. 49 with the same daily asset charges of 1.70%.



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2009        2008       2007        2006
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.26    $  9.00    $  15.05    $  14.43
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          4           7           8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       8,367      8,484       6,377       3,084
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.11    $ 10.29    $  11.76    $  11.31
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           7          2           5           5
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       7,276      5,824       2,454       1,800
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.05    $  9.82    $  12.40    $  11.96
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           7          8          12          13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,925      4,505       2,753       3,022
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  41.22    $ 35.84    $  48.27    $  46.21
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4          4           6          32
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,527      4,019       3,098       2,325
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.62    $  9.69    $  14.45    $  13.82
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          1           7          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      27,631     27,177      23,506      14,705
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.74    $  9.40    $  19.41    $  17.67
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           6          6           7           9
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,714      1,924       2,236       1,508
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  14.61    $ 10.96    $  20.14    $  17.56
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           7          8          13          18
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         346        421         443         462
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.01    $  6.36    $   9.71    $  10.81
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          2          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         380        377         421          38
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  18.56    $ 14.49    $  23.24    $  23.37
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          13         13          10          14
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         880        834         842         856
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  17.19    $ 13.43    $  23.97    $  22.13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          1           1           3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         984      1,000       1,136        1052
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   4.90    $  4.47    $   6.71    $   6.59
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          2          --           1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         611        730         571         504
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   6.72    $  5.23    $   9.71    $   8.81
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --           2
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         265        286         373         353
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.45     $ 11.72     $ 10.66          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          10          13          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,519         656          32          --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.82     $ 10.74     $ 10.30          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           6           5          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,000         281           1          --
--------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.19     $ 11.02     $ 10.41          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)                      --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,176         414          84          --
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 42.61     $ 41.36     $ 38.70     $ 33.05
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          33           8           9          13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,725         893         383          86
--------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.28     $ 11.71     $ 10.66          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       6,917       2,788          46          --
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN INTERNATIONAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.55     $ 12.84     $ 11.05     $  8.32
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          10          13          20          20
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,037         649         530         142
--------------------------------------------------------------------------------------------------------------
 EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 16.39     $ 14.95     $ 13.34     $  9.63
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          18          20          25          28
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         372         312         478         121
--------------------------------------------------------------------------------------------------------------
 EQ/AXA FRANKLIN SMALL CAP VALUE CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 19.66     $ 19.43     $ 17.87     $ 13.86
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          19          21          25          32
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         849         802         502         184
--------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK INTERNATIONAL VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 17.91     $ 16.44     $ 13.75     $ 10.92
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3           3           6           4
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         782         522         441         161
--------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.78     $  5.54          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         326          15          --          --
--------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.51     $  7.96     $  7.82     $  6.22
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           2           1           1          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         314         204         249          42
--------------------------------------------------------------------------------------------------------------

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2009        2008       2007       2006
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.09   $   7.70    $  13.14   $  12.67
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,490      1,426       1,289       1484
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.74   $   7.54    $  12.71   $  12.72
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          1           1         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,196      2,528       3,063      1,393
--------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 169.68   $ 134.51    $ 243.48   $ 239.38
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          1           2          3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          60         63          65         73
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.71   $  12.59    $  14.07   $  13.88
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           5          4          13          8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,504      1,216       1,473      1,477
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.61   $   6.60    $  11.05   $  10.84
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4          5          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,601      1,517       1,189        216
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  22.52   $  18.20    $  29.54   $  28.64
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4          4           5          9
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,432      1,308       1,547         64
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.33   $  10.61    $  18.08   $  16.13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3          3           5         11
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,904      3,228       3,346      2,714
--------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.31   $   6.75    $   9.49   $   8.67
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         537        353         249        215
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.99   $   7.01    $  10.45   $  10.42
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,908      1,649       1,574        368
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   7.44   $   5.89    $   9.49         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       4,971      5,195       2,805         --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.41   $   9.95    $  11.75   $  11.56
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3          2           3          3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         248        305         337        193
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  26.23   $  18.86    $  27.67   $  25.76
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          1          --          1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         666        610         618        233
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.16   $  11.14    $  10.64   $   9.90
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          3           1          1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,037      1,063         476        185
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  12.00    $  11.62    $  11.20   $   9.19
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         351         160         164         40
--------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  11.55    $  11.08    $  10.16   $   7.86
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --           1          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,585       1,200         776        200
--------------------------------------------------------------------------------------------------------------
 EQ/COMMON STOCK INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 219.99    $ 214.55    $ 191.26   $ 130.09
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3           3           4          6
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          73          64          29          9
--------------------------------------------------------------------------------------------------------------
 EQ/CORE BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  13.57    $  13.50    $  13.20   $  12.99
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          12           8           7          9
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,527       1,343       1,175        441
--------------------------------------------------------------------------------------------------------------
 EQ/DAVIS NEW YORK VENTURE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  25.31    $  24.66    $  22.76   $  18.11
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          12          13          16         10
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,604       1,386       1,074        399
--------------------------------------------------------------------------------------------------------------
 EQ/EQUITY GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  15.01    $  13.79    $  12.69   $   9.85
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           8          11          16          8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,354       1,938       1,510        386
--------------------------------------------------------------------------------------------------------------
 EQ/EVERGREEN OMEGA
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   8.33    $   8.15    $   7.75   $   5.70
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --           1           2          4
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         280         377         218         32
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN CORE BALANCED
--------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/FRANKLIN TEMPLETON ALLOCATION
--------------------------------------------------------------------------------------------------------------
  Unit value                                                           --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  10.48          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          77          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  22.05    $  21.50          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          79           9          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $   9.74          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)           8          --          --         --
--------------------------------------------------------------------------------------------------------------

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2009        2008        2007        2006
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.74     $ 10.67     $ 25.45     $ 18.23
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3           1           1           1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,600       1,528       1,726        1239
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 18.41     $ 19.16     $ 18.82     $ 17.92
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          21          22          26          29
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         875         948         404         376
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.54     $  8.68     $ 16.01     $ 14.13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,278       2,341       2,289       3,208
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.82     $  9.50     $ 16.18     $ 14.17
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --           1          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         777         796         665         269
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.61     $  8.93     $ 15.08     $ 15.53
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          13          13           2           2
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         275         280         288         351
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.03     $  6.46     $ 10.50     $ 10.28
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         367         389         458         510
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.39     $  4.78     $  7.62     $  6.80
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          14          15           9          14
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,047       1,004       1,050       1,042
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.34     $ 10.06     $ 16.57     $ 14.58
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1           1           1           1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         249         298         492         192
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  5.15     $  4.39     $ 10.32     $ 11.17
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           5           4           3           4
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         868         847         809         532
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.76     $  9.09     $ 16.31     $ 17.38
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          53          55          62          21
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,313       2,668       3,123       2,507
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.97     $  7.73     $ 12.39     $ 12.18
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         344         351         369         308
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.63     $  8.62     $ 12.70     $ 11.67
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         455         425         442         196
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.92     $  6.66     $ 13.35     $ 12.57
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          12          12          26          31
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,781       1,863       2,166       1,890
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2005        2004        2003       2002
--------------------------------------------------------------------------------------------------------------
 EQ/GLOBAL MULTI-SECTOR EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.53     $ 10.37    $  8.53    $  5.56
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --          6          6
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         755         609        457         69
--------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 17.67     $ 17.76    $ 17.72    $ 17.65
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          39          67         84        146
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         481         416        458        259
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.06     $ 10.47    $  9.38    $  7.19
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,337       1,926      1,026        282
--------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.47          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          56          --         --         --
--------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.12     $ 12.84    $ 11.78    $  9.45
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          11          11         16         13
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         347         370        307        128
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP CORE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.26     $  8.79    $  8.03    $  6.69
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         603         610        598        229
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.96     $  6.16    $  5.78    $  4.77
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          17          17         24         22
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,055         981        856        341
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.76     $ 12.84    $ 11.60    $  9.12
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1           2          5          7
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         184         149         93         38
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.63          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         144          --         --         --
--------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 14.57     $ 14.06    $ 12.60    $  9.96
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          35          49         54         60
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,363       2,169      1,481        530
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.57          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          83          --         --         --
--------------------------------------------------------------------------------------------------------------
 EQ/LORD ABBETT LARGE CAP CORE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.54          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --         --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)          84          --         --         --
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 11.47     $ 10.97    $  9.62    $  6.81
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          35          38         41         39
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,556       1,391        883        285
--------------------------------------------------------------------------------------------------------------

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                           www.axa-equitable.com/green



UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2009        2008       2007       2006
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 13.01    $  9.74     $ 16.40    $ 16.96
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           7          6           8         16
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       2,158        902       1,069      1,156
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 27.28    $ 27.75     $ 27.65    $ 26.86
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          73         79          21         22
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,227      1,943       1,051       1102
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.77    $  3.74     $  5.66    $  4.77
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          2          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,099      1,560         657         83
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.00    $  6.50     $ 10.69    $ 10.70
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,402      1,644       1,727        258
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.14    $  6.71     $ 11.51    $ 11.08
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         860        786         674         83
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.73    $ 10.11     $ 10.72    $  9.78
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          11          6          13          3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,673      2,525       1,235        730
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 15.38    $ 14.75     $ 16.06    $ 15.63
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           6          5          10         11
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,133        502         626        590
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.86    $ 10.37     $ 16.02    $ 16.60
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           2          2           1          3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       1,024        720         713        744
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.98    $  9.26     $ 16.30    $ 15.46
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          1           1         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         610        421         401         47
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.02    $  6.27     $ 10.78    $ 10.75
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         735        848         853        178
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  4.63    $  3.56     $  6.04    $  6.07
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         166        153          89        104
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  8.89    $  7.04     $ 11.36    $ 11.85
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --         --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         490        545         539        602
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.75    $  8.26     $ 15.95    $ 13.26
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1         --           2         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         885        695         782        297
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                      FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                   2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------
 EQ/MID CAP VALUE PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 15.34     $ 14.02     $ 12.10    $  9.24
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         19          26          31         36
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,107       1,007         636        237
--------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 26.15     $ 25.92     $ 26.17    $ 26.47
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          8          15          37         57
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        845         349         434        630
--------------------------------------------------------------------------------------------------------------
 EQ/MONTAG & CALDWELL GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  4.49     $  4.34          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         72          22          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/MUTUAL LARGE CAP EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/OPPENHEIMER GLOBAL
--------------------------------------------------------------------------------------------------------------
  Unit value                                                          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  9.91          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        286          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 15.31     $ 15.27     $ 14.97    $ 14.71
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         14          17          14         17
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        573         555         512        198
--------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 14.35     $ 14.00     $ 12.10    $  8.44
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          5          11          10          8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        596         575         449        122
--------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 16.39     $ 16.03          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         41           6          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/TEMPLETON GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/UBS GROWTH AND INCOME
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  5.41     $  5.05          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         69          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN COMSTOCK
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 10.40          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        296          --          --         --
--------------------------------------------------------------------------------------------------------------
 EQ/VAN KAMPEN MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 12.34          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        179          --          --         --
--------------------------------------------------------------------------------------------------------------


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UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE
INVESTMENT OPTION, EXCEPT FOR THOSE OPTIONS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2009.




--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                    2009        2008        2007       2006
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 42.88     $ 31.77     $ 60.62    $ 55.37
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1          --          --          2
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         144          53          56         47
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.66     $ 11.89     $ 11.80    $ 11.30
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           4           2           2          6
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)       3,238       3,511       1,494      2,030
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.18     $  9.54     $ 18.39    $ 16.64
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --           1           1          1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         967         951       1,047      1,030
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.68     $  7.43     $ 12.50    $ 12.11
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1           1           1          1
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         452         447         473        453
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  7.46     $  5.56     $ 10.35    $  9.47
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          23         23
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         747         840         881      1,014
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 10.67     $  8.83     $ 14.37    $ 14.10
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          41         41
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         860         921       1,210      1,363
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.13     $  6.55     $ 11.81    $ 10.74
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           3           3           3          3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         810         813         934      1,035
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.02     $  8.47     $ 13.46    $ 13.68
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           5           5          27         27
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         803         727         805      1,010
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 24.86     $ 23.07     $ 30.68    $ 30.26
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1           2          10         11
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         663         523         526        758
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  6.55     $  4.95     $  8.71    $  8.54
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          --          --          --         --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         786         687         788        475
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $ 12.81     $ 10.31     $ 16.88    $ 19.05
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           2           2           5          6
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         586         666         748      1,201
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                      $  9.80     $  6.29     $ 12.10    $ 10.41
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)           1           1          15         15
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         766         462         597        350
--------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                       FOR THE YEARS ENDING DECEMBER 31,
                                                              ------------------------------------------------
                                                                   2005        2004        2003        2002
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 53.59     $ 50.38     $ 45.72     $ 33.82
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          2           2           2           2
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)         25          28          10           4
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 11.08     $ 11.07     $ 10.84     $ 10.63
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          8          11          19          23
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,611       1,424       1,202         628
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER INTERNATIONAL EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 13.51     $ 11.90     $ 10.27     $  7.78
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          1           1           1          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        783         806         360         135
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP CORE EQUITY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 10.85     $ 10.34     $  9.59     $  7.61
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          1           3           3           3
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        353         272         238         104
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  9.62     $  9.10     $  8.68     $  6.76
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         26          27          27          21
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        980         876         792         408
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER LARGE CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 12.02     $ 11.42     $ 10.15     $  7.88
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         44          45          45          36
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,238       1,242         726         316
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  9.96     $  9.35     $  8.52     $  6.18
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          4           6           8           8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)      1,075       1,055         731         292
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MID CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 12.13     $ 11.49     $ 10.15     $  7.34
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         27          29          30          23
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        876       1,011         560         206
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER MULTI-SECTOR BOND
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 28.00     $ 27.64     $ 25.87     $ 21.48
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         13          14          20          21
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        755         771         557         125
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP GROWTH
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  7.89     $  7.46          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         --          --          --          --
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        242          59          --          --
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER SMALL CAP VALUE
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $ 16.69     $ 16.22     $ 14.09     $ 10.43
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)          5           5           7           8
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        991         884         641         270
--------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
--------------------------------------------------------------------------------------------------------------
  Unit value                                                     $  9.87     $  9.02     $  8.74     $  5.64
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 45 number of units outstanding (000's)         15          15          14          10
--------------------------------------------------------------------------------------------------------------
  Separate Account No. 49 number of units outstanding (000's)        311         306          98          14
--------------------------------------------------------------------------------------------------------------



                                                                              43

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(19) HYPOTHETICAL ILLUSTRATIONS


   ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM
                                    BENEFITS


The following tables illustrate the changes in account value, cash value and the values of the "5% Roll-Up to age 80" guaranteed minimum death benefit, the Protection Plus(SM) benefit and the Guaranteed minimum income benefit under certain hypothetical circumstances for an Accumulator(R), Accumulator(R) Plus(SM), Accumulator(R) Elite and Accumulator(R) Select(SM) contracts, respectively. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution, takes no withdrawals, and has a current account value of $105,000 in contract year 3. For Accumulator(R) Plus(SM) we assume a current account value of $110,000 in contract year 3. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying Portfolios (as described below), the corresponding net annual rates of return would be (2.64)% and 3.36% for the Accumulator(R) contracts; (2.69)% and 3.31% for Accumulator(R) Plus(SM) contracts; (2.89)% and 3.11% for Accumulator(R) Elite(SM) contracts; and (2.99)% and 3.01% for Accumulator(R) Select(SM) contracts, respectively at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the 5% Roll up to age 80 Guaranteed minimum death benefit, Protection Plus(SM) benefit, and the Guaranteed minimum income benefit features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect all contract charges. The values shown under "Lifetime Annual Guaranteed Minimum Income Benefit" reflect the lifetime income that would be guaranteed if the Guaranteed minimum income benefit is selected at that contract anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime Annual Guaranteed Minimum Income Benefit" columns indicates that the contract has terminated due to insufficient account value and, consequently, the guaranteed benefit has no value.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.58%, and (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.26% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.


Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Upon request, we will furnish you with a personalized illustration.


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
  5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
  PROTECTION PLUS
  GUARANTEED MINIMUM INCOME BENEFIT


                                                            5% ROLL-UP
                                                             TO AGE 80                           LIFETIME ANNUAL
                                                            GUARANTEED      TOTAL DEATH BENEFIT     GUARANTEED
                                                           MINIMUM DEATH      WITH PROTECTION     MINIMUM INCOME
                    ACCOUNT VALUE        CASH VALUE           BENEFIT              PLUS              BENEFIT
        CONTRACT ------------------- ------------------ ------------------- ------------------- ------------------
          YEAR       0%        6%       0%        6%        0%        6%        0%        6%        0%       6%
  AGE  --------- --------- --------- -------- --------- --------- --------- --------- --------- --------- --------
  62        2     105,000  105,000   99,000     99,000  110,250   110,250   114,350   114,350       N/A       N/A
  63        3     101,676  107,964   96,676    102,964  115,763   115,763   122,068   122,068       N/A       N/A
  64        4      98,429  111,003   94,429    107,003  121,551   121,551   130,171   130,171       N/A       N/A
  65        5      95,256  114,121   92,256    111,121  127,628   127,628   138,679   138,679       N/A       N/A
  66        6      92,154  117,317   90,154    115,317  134,010   134,010   147,613   147,613       N/A       N/A
  67        7      89,120  120,594   88,120    119,594  140,710   140,710   156,994   156,994       N/A       N/A
  68        8      86,150  123,954   86,150    123,954  147,746   147,746   166,844   166,844       N/A       N/A
  69        9      83,243  127,397   83,243    127,397  155,133   155,133   177,186   177,186       N/A       N/A
  70       10      80,394  130,926   80,394    130,926  162,889   162,889   188,045   188,045     9,627     9,627
  75       15      66,941  149,901   66,941    149,901  207,893   207,893   251,050   251,050    13,326    13,326
  80       20      54,547  171,231   54,547    171,231  265,330   265,330   331,462   331,462    18,069    18,069
  85       25      43,481  195,746   43,481    195,746  265,330   265,330   331,462   331,462    24,543    24,543
  90       30      37,658  228,616   37,658    228,616  265,330   265,330   331,462   331,462       N/A       N/A
  95       35      32,615  267,007   32,615    267,007  265,330   265,330   331,462   331,462       N/A       N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                                                              45


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) PLUS(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$110,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
  5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
  PROTECTION PLUS


                                                                           5% ROLL-UP
                                                                      TO AGE 80 GUARANTEED    TOTAL DEATH BENEFIT
                         ACCOUNT VALUE            CASH VALUE         MINIMUM DEATH BENEFIT    WITH PROTECTION PLUS
          CONTRACT   ---------------------   ---------------------   ----------------------   --------------------
            YEAR         0%          6%          0%          6%          0%           6%          0%         6%
  AGE    ---------   ---------   ---------   ---------   ---------   ----------   ---------   ---------   --------
  62          2       110,000    110,000      102,000    102,000      114,660     114,660     120,524     120,524
  63          3       106,827    113,414       99,827    106,414      120,393     120,393     128,550     128,550
  64          4       103,745    116,933       97,745    110,933      126,413     126,413     136,978     136,978
  65          5       100,753    120,562       95,753    115,562      132,733     132,733     145,827     145,827
  66          6        97,846    124,304       93,846    120,304      139,370     139,370     155,118     155,118
  67          7        95,024    128,161       92,024    125,161      146,338     146,338     164,874     164,874
  68          8        92,283    132,139       90,283    130,139      153,655     153,655     175,118     175,118
  69          9        89,621    136,239       89,621    136,239      161,338     161,338     185,873     185,873
  70         10        87,036    140,468       87,036    140,468      169,405     169,405     197,167     197,167
  75         15        75,186    163,659       75,186    163,659      216,209     216,209     262,692     262,692
  80         20        64,950    190,680       64,950    190,680      275,943     275,943     346,320     346,320
  85         25        56,107    222,162       56,107    222,162      275,943     275,943     346,320     346,320
  90         30        48,468    258,842       48,468    258,842      275,943     275,943     346,320     346,320
  95         35        41,869    301,577       41,869    301,577      275,943     275,943     346,320     346,320


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) ELITE(SM)
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
  5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
  PROTECTION PLUS
  GUARANTEED MINIMUM INCOME BENEFIT


                                                            5% ROLL-UP
                                                             TO AGE 80                           LIFETIME ANNUAL
                                                            GUARANTEED      TOTAL DEATH BENEFIT     GUARANTEED
                                                           MINIMUM DEATH      WITH PROTECTION     MINIMUM INCOME
                    ACCOUNT VALUE        CASH VALUE           BENEFIT              PLUS              BENEFIT
        CONTRACT ------------------- ------------------ ------------------- ------------------- ------------------
          YEAR       0%        6%       0%        6%        0%        6%        0%        6%        0%       6%
  AGE  --------- --------- --------- -------- --------- --------- --------- --------- --------- --------- --------
  62        2     105,000  105,000   97,000     97,000  110,250   110,250   114,350   114,350       N/A       N/A
  63        3     101,414  107,702   93,414     99,702  115,763   115,763   122,068   122,068       N/A       N/A
  64        4      97,922  110,464   97,922    110,464  121,551   121,551   130,171   130,171       N/A       N/A
  65        5      94,519  113,289   94,519    113,289  127,628   127,628   138,679   138,679       N/A       N/A
  66        6      91,202  116,177   91,202    116,177  134,010   134,010   147,613   147,613       N/A       N/A
  67        7      87,967  119,128   87,967    119,128  140,710   140,710   156,994   156,994       N/A       N/A
  68        8      84,810  122,144   84,810    122,144  147,746   147,746   166,844   166,844       N/A       N/A
  69        9      81,729  125,226   81,729    125,226  155,133   155,133   177,186   177,186       N/A       N/A
  70       10      78,720  128,373   78,720    128,373  162,889   162,889   188,045   188,045     9,627     9,627
  75       15      64,633  145,130   64,633    145,130  207,893   207,893   251,050   251,050    13,326    13,326
  80       20      51,849  163,636   51,849    163,636  265,330   265,330   331,462   331,462    18,069    18,069
  85       25      40,590  184,597   40,590    184,597  265,330   265,330   331,462   331,462    24,543    24,543
  90       30      34,705  213,001   34,705    213,001  265,330   265,330   331,462   331,462       N/A       N/A
  95       35      29,673  245,775   29,673    245,775  265,330   265,330   331,462   331,462       N/A       N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


                                                                              47


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VARIABLE DEFERRED ANNUITY
ACCUMULATOR(R) SELECT((SM))
$100,000 SINGLE CONTRIBUTION AND NO WITHDRAWALS
$105,000 YEAR 3 ACCOUNT VALUE
MALE, ISSUE AGE 60
BENEFITS:
  5% ROLL-UP TO AGE 80 GUARANTEED MINIMUM DEATH BENEFIT
  PROTECTION PLUS
  GUARANTEED MINIMUM INCOME BENEFIT


                                                             5% ROLL-UP
                                                              TO AGE 80                           LIFETIME ANNUAL
                                                             GUARANTEED      TOTAL DEATH BENEFIT    GUARANTEED
                                                            MINIMUM DEATH      WITH PROTECTION    MINIMUM INCOME
                    ACCOUNT VALUE        CASH VALUE            BENEFIT              PLUS              BENEFIT
        CONTRACT ------------------- ------------------- ------------------- ------------------- -----------------
          YEAR       0%        6%        0%        6%        0%        6%        0%        6%       0%       6%
  AGE  --------- --------- --------- --------- --------- --------- --------- --------- --------- -------- --------
  62        2     105,000  105,000    105,000  105,000   110,250   110,250   114,350   114,350       N/A      N/A
  63        3     101,309  107,597    101,309  107,597   115,763   115,763   122,068   122,068       N/A      N/A
  64        4      97,719  110,249     97,719  110,249   121,551   121,551   130,171   130,171       N/A      N/A
  65        5      94,225  112,958     94,225  112,958   127,628   127,628   138,679   138,679       N/A      N/A
  66        6      90,823  115,723     90,823  115,723   134,010   134,010   147,613   147,613       N/A      N/A
  67        7      87,509  118,546     87,509  118,546   140,710   140,710   156,994   156,994       N/A      N/A
  68        8      84,279  121,426     84,279  121,426   147,746   147,746   166,844   166,844       N/A      N/A
  69        9      81,130  124,366     81,130  124,366   155,133   155,133   177,186   177,186       N/A      N/A
  70       10      78,058  127,364     78,058  127,364   162,889   162,889   188,045   188,045     9,627    9,627
  75       15      63,729  143,260     63,729  143,260   207,893   207,893   251,050   251,050    13,326   13,326
  80       20      50,803  160,686     50,803  160,686   265,330   265,330   331,462   331,462    18,069   18,069
  85       25      39,480  180,304     39,480  180,304   265,330   265,330   331,462   331,462    24,543   24,543
  90       30      33,582  207,041     33,582  207,041   265,330   265,330   331,462   331,462       N/A      N/A
  95       35      28,566  237,742     28,566  237,742   265,330   265,330   331,462   331,462       N/A      N/A


THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE ACCOUNT VALUE, CASH VALUE AND GUARANTEED BENEFITS FOR A CONTRACT WOULD BE DIFFERENT FROM THE ONES SHOWN IF THE ACTUAL GROSS RATE OF INVESTMENT RETURN AVERAGED 0% OR 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL CONTRACT YEARS. WE CAN MAKE NO REPRESENTATION THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR CONTINUED OVER ANY PERIOD OF TIME. IN FACT, FOR ANY GIVEN PERIOD OF TIME, THE INVESTMENT RESULTS COULD BE NEGATIVE.


48

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Appendix I

--------------------------------------------------------------------------------

DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                 PRODUCT DISTRIBUTOR
                           --------------------------------------------------------------------------------------------------------
                           AXA ADVISORS                                            AXA DISTRIBUTORS
                           --------------------------------------------------------------------------------------------------------
                           PROSPECTUS AND                                          PROSPECTUS AND
 PRODUCT NAME              SAI DATES         SUPPLEMENT DATES                      SAI DATES         SUPPLEMENT DATES
-----------------------------------------------------------------------------------------------------------------------------------
 Income Manager(SM)        4/7/95            7/1/95; 9/28/95                       4/7/95           7/1/95; 9/28/95
 Accumulator(R)            11/1/95                                                 11/1/95
 Income Manager(SM)        5/1/96                                                  10/16/96         2/10/97
 Rollover IRA              10/17/96          2/10/97                               5/1/97           5/1/97
                           5/1/97            5/1/97; 12/31/97; 5/1/98;             8/1/97
                                             1/4/99; 5/1/99; 5/1/00; 6/23/00;      12/31/97         12/31/97; 5/1/98;
                                             9/1/00; 2/9/01; 9/1/01; 1/14/02;                       1/4/99; 5/1/99; 5/1/00; 9/1/00;
                                             2/22/02; 7/15/02; 8/20/02; 1/6/03;                     2/9/01; 9/1/01; 1/14/02;
                                             2/20/03; 5/15/03; 8/15/03; 11/24/03;                   2/22/02; 7/15/02; 8/20/02;
                                             2/1/04; 8/4/04; 8/10/04; 12/13/04;                     1/6/03; 2/20/03; 5/15/03;
                                             12/31/04 ; 5/9/05; 6/10/05; 6/17/05;                   8/15/03; 11/24/03; 2/1/04;
                                             7/25/05; 8/31/05; 12/2/05; 2/8/06;                     8/4/04; 8/10/04; 12/13/04;
                                             8/25/06; 12/11/06; 5/1/07; 8/24/07;                    12/31/04; 5/9/05; 6/10/05;
                                             9/19/07; 10/19/07; 2/15/08; 6/20/08;                   6/17/05; 7/25/05; 8/31/05;
                                             7/21/08; 8/15/08; 11/13/08; 12/1/08;                   12/2/05; 2/8/06; 8/25/06;
                                             1/15/09; 6/8/09; 8/17/09; 8/18/09;                     12/11/06; 5/1/07; 8/24/07;
                                             9/3/09; 9/25/09; 1/7/10; 2/1/10;                       9/19/07; 10/19/07; 2/15/08;
                                             2/5/10                                                 6/20/08; 7/21/08; 8/15/08;
                           ----------------------------------------------------                     11/13/08; 12/1/08; 1/15/09;
                           12/31/97          12/31/97; 5/1/98; 1/4/99; 5/1/99;                      6/8/09; 8/17/09; 8/18/09;
                                             5/1/00; 6/23/00; 9/1/00; 2/9/01;                       9/3/09; 9/25/09; 1/7/10; 2/1/10;
                                             9/1/01; 1/14/02; 2/22/02; 7/15/02;                     2/5/10
                                             8/20/02; 1/6/03; 2/20/03; 5/15/03;
                                             8/15/03; 11/24/03; 2/1/04; 8/4/04;
                                             8/10/04; 12/13/04; 12/31/04 ; 5/9/05;
                                             6/10/05; 6/17/05; 7/25/05; 8/31/05;
                                             12/2/05; 2/8/06; 8/25/06; 12/11/06;
                                             5/1/07; 8/24/07; 9/19/07; 10/19/07;
                                             6/20/08; 7/21/08; 8/15/08; 11/13/08;
                                             12/1/08; 1/15/09; 6/8/09; 8/17/09;
                                             8/18/09; 9/3/09; 9/25/09; 1/7/10;
                                             2/1/10; 2/5/10
-----------------------------------------------------------------------------------------------------------------------------------
 Accumulator(R)            5/1/98            5/1/98; 6/18/98; 11/30/98             10/1/97(2)
 (IRA, NQ and QP)          (Accumulator      5/1/99; 5/1/00; 9/1/00; 2/9/01;       12/31/97(2)
 Accumulator(R)            only)             9/1/01; 1/14/02; 2/22/02; 7/15/02;    5/1/98           5/1/98; 6/18/98; 11/30/98;
 Select(SM) (IRA, NQ, QP)  5/1/99            8/20/02; 1/6/03; 2/20/03; 5/15/03;                     5/1/99; 5/1/00; 9/1/00; 2/9/01;
                                             8/15/03; 11/24/03; 2/1/04; 8/4/04;                     9/1/01; 1/14/02; 2/22/02;
                                             8/10/04; 12/13/04; 12/31/04; 5/9/05;                   7/15/02; 8/20/02; 1/6/03;
                                             6/10/05; 6/17/05; 7/25/05; 8/31/05;                    2/20/03; 5/15/03; 8/15/03;
                                             12/2/05; 2/8/06; 8/25/06; 12/11/06;                    11/24/03; 2/1/04; 8/4/04;
                                             5/1/07; 8/24/07; 9/19/07; 10/19/07;                    8/10/04; 12/13/04; 12/31/04;
                                             2/15/08; 6/20/08; 7/21/08; 8/15/08;                    5/9/05; 6/10/05; 6/17/05;
                                             11/13/08; 12/1/08; 1/15/09; 6/8/09;                    7/25/05; 8/31/05; 12/2/05;
                                             8/17/09; 8/18/09; 9/3/09; 9/25/09;                     2/8/06; 8/25/06; 12/11/06;
                                             1/7/10; 2/1/10; 2/5/10                                 5/1/07; 8/24/07;9/19/07;
                                                                                                    10/19/07; 2/15/08; 6/20/08;
                                                                                                    7/21/08; 8/15/08; 11/13/08;
                                                                                                    12/1/08;1/15/09; 6/8/09;
                                                                                                    8/17/09; 8/18/09; 9/3/09; 9/25/
                                                                                                    09; 1/7/10; 2/1/10; 2/5/10
-----------------------------------------------------------------------------------------------------------------------------------


                                                                    Appendix I 1

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                           www.axa-equitable.com/green


------------------------------------------------------------------------------------------------------------------------------------
                                                                     PRODUCT DISTRIBUTOR
                             -------------------------------------------------------------------------------------------------------
                             AXA ADVISORS                                              AXA DISTRIBUTORS
                             -------------------------------------------------------------------------------------------------------
                             PROSPECTUS AND                                            PROSPECTUS AND
 PRODUCT NAME                SAI DATES         SUPPLEMENT DATES                        SAI DATES        SUPPLEMENT DATES
------------------------------------------------------------------------------------------------------------------------------------
 Accumulator(R) Select(SM)    10/18/99(3)      3/20/00; 5/1/00; 6/23/00; 9/1/00;       5/1/99
 Accumulator(R)                                10/13/00; 2/9/01; 9/1/01; 1/14/02;      10/18/99        3/20/00; 5/1/00; 9/1/00;
                                               2/22/02; 7/15/02; 8/20/02; 1/6/03;                      10/13/00; 2/9/01; 9/1/01;
                                               2/20/03; 5/15/03; 8/15/03; 11/24/03;                    1/14/02; 2/22/02; 7/15/02;
                                               2/1/04; 8/4/04; 8/10/04; 12/13/04;                      8/20/02; 1/6/03; 2/20/03;
                                               12/31/04; 5/9/05; 6/10/05; 6/17/05;                     5/15/03; 8/15/03; 11/24/03;
                                               7/25/05; 8/31/05; 12/2/05; 2/8/06;                      2/1/04; 8/4/04; 8/10/04;
                                               8/25/06; 12/11/06; 5/1/07; 8/24/07;                     12/13/04; 12/31/04; 5/9/05;
                                               9/19/07; 10/19/07; 2/15/08; 6/20/08;                    6/10/05; 6/17/05; 7/25/05;
                                               7/21/08; 8/15/08; 11/13/08; 12/1/08;                    8/31/05; 12/2/05; 2/8/06;
                                               1/15/09; 6/8/09; 8/17/09; 8/18/09;                      8/25/06; 12/11/06; 5/1/07;
                                               9/3/09; 9/25/09; 1/7/10; 2/1/10;                        8/24/07; 9/19/07; 10/19/07;
                                               2/5/10                                                  2/15/08; 6/20/08; 7/21/08;
                                                                                                       8/15/08; 11/13/08; 12/1/08;
                                                                                                       1/15/09; 6/8/09; 8/17/09;
                                                                                                       8/18/09; 9/3/09; 9/25/09;
                                                                                                       1/7/10; 2/1/10; 2/5/10
                             -------------------------------------------------------------------------------------------------------
                              5/1/00(3)        3/20/00; 6/23/00; 9/1/00; 9/6/00;       5/1/00          3/20/00; 9/1/00; 9/6/00;
                                               10/13/00; 2/9/01; 9/1/01; 1/14/02;                      10/13/00; 2/9/01; 9/1/01;
                                               2/22/02; 7/15/02; 8/20/02; 1/6/03;                      1/14/02; 2/22/02; 7/15/02;
                                               2/20/03; 5/15/03; 8/15/03; 11/24/03;                    8/20/02; 1/6/03; 2/20/03;
                                               2/1/04; 8/4/04; 8/10/04; 12/13/04;                      5/15/03; 8/15/03; 11/24/03;
                                               12/31/04; 5/9/05; 6/10/05; 6/17/05;                     2/1/04; 8/4/04; 8/10/04;
                                               7/25/05; 8/31/05; 12/2/05; 2/8/06;                      12/13/04; 12/31/04; 5/9/05;
                                               8/25/06; 12/11/06; 5/1/07; 8/24/07;                     6/10/05; 6/17/05; 7/25/05;
                                               9/19/07; 10/19/07; 2/15/08; 6/20/08;                    8/31/05; 12/2/05; 2/8/06;
                                               7/21/08; 8/15/08; 11/13/08; 12/1/08;                    8/25/06; 12/11/06; 5/1/07;
                                               1/15/09; 6/8/09; 8/17/09; 8/18/09;                      8/24/07;9/19/07; 10/19/07;
                                               9/3/09; 9/25/09; 1/7/10; 2/1/10;                        2/15/08; 6/20/08; 7/21/08;
                                               2/5/10                                                  8/15/08; 11/13/08; 12/1/08;
                                                                                                       1/15/09; 6/8/09; 8/17/09;
                                                                                                       8/18/09; 9/3/09; 9/25/09;
                                                                                                       1/7/10; 2/1/10; 2/5/10
                             -------------------------------------------------------------------------------------------------------
                              5/1/01(3)        5/1/01(1); 7/30/01(4); 9/1/01;          5/1/01          5/1/01(1); 7/30/01(4);
                                               10/1/01(5); 12/14/01; 1/14/02; 2/22/02;                 9/1/01; 10/1/01(5); 12/14/01;
                                               7/15/02; 8/20/02; 1/6/03; 2/20/03;                      1/14/02; 2/22/02; 7/15/02;
                                               5/15/03; 8/15/03; 11/24/03; 2/1/04;                     8/20/02; 1/6/03; 2/20/03;
                                               8/4/04; 8/10/04; 12/13/04; 12/31/04;                    5/15/03; 8/15/03; 11/24/03;
                                               5/9/05; 6/10/05; 6/17/05; 7/25/05;                      2/1/04; 8/4/04; 8/10/04;
                                               8/31/05; 12/2/05; 2/8/06; 8/25/06;                      12/13/04; 12/31/04; 5/9/05;
                                               12/11/06; 5/1/07; 8/24/07; 9/19/07;                     6/10/05; 6/17/05; 7/25/05;
                                               10/19/07; 2/15/08; 6/20/08; 7/21/08;                    8/31/05; 12/2/05; 2/8/06;
                                               8/15/08; 11/13/08; 12/1/08; 1/15/09;                    8/25/06; 12/11/06; 5/1/07;
                                               6/8/09; 8/17/09; 8/18/09; 9/3/09;                       8/24/07; 9/19/07; 10/19/07;
                                               9/25/09; 1/7/10; 2/1/10; 2/5/10                         2/15/08; 6/20/08; 7/21/08;
                                                                                                       8/15/08; 11/13/08; 12/1/08;
                                                                                                       1/15/09; 6/8/09; 8/17/09;
                                                                                                       8/18/09; 9/3/09; 9/25/09;
                                                                                                       1/7/10; 2/1/10; 2/5/10
------------------------------------------------------------------------------------------------------------------------------------


2 Appendix I


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                     PRODUCT DISTRIBUTOR
                             -------------------------------------------------------------------------------------------------------
                             AXA ADVISORS                                            AXA DISTRIBUTORS
                             -------------------------------------------------------------------------------------------------------
                             PROSPECTUS AND                                          PROSPECTUS AND
 PRODUCT NAME                SAI DATES        SUPPLEMENT DATES                       SAI DATES        SUPPLEMENT DATES
-----------------------------------------------------------------------------------------------------------------------------------
 Accumulator(R) Select(SM)    8/13/01(2)      9/1/01; 10/1/01(5); 12/14/01; 1/14/02; N/A              N/A
 Accumulator(R) (continued)                   2/22/02; 7/15/02; 8/20/02; 1/6/03;
                                              2/20/03; 5/15/03; 8/15/03; 11/24/03;
                                              2/1/04; 8/4/04; 8/10/04; 12/13/04;
                                              12/31/04; 5/9/05; 6/10/05; 6/17/05;
                                              7/25/05; 8/31/05; 12/2/05; 2/8/06;
                                              8/25/06; 12/11/06; 5/1/07; 8/24/07;
                                              9/19/07; 10/19/07; 2/15/08; 6/20/08;
                                              7/21/08; 8/15/08; 11/13/08; 12/1/08;
                                              1/15/09; 6/8/09; 8/17/09; 8/18/09;
                                              9/3/09; 9/25/09; 1/7/10; 2/1/10;
                                              2/5/10
------------------------------------------------------------------------------------------------------------------------------------
 Accumulator(R) Plus(SM)     9/2/99(3)        6/23/00; 9/1/00; 9/6/00; 10/13/00;     8/2/99(3)       9/1/00; 9/6/00; 10/13/00;
                             10/18/99(3)      2/9/01; 3/19/01; 7/30/01; 9/1/01;
                             5/1/00(3)        1/14/02; 2/22/02; 7/15/02; 8/20/02;    10/18/99(3)     2/9/01; 3/19/01; 7/30/01;
                                              1/6/03; 2/20/03; 5/15/03; 8/15/03;     5/1/00(3)       9/1/01; 1/14/02; 2/22/02;
                                              11/24/03; 2/1/04; 8/4/04; 8/10/04;                     7/15/02; 8/20/02; 1/6/03;
                                              12/13/04; 12/31/04; 5/9/05; 6/10/05;                   2/20/03; 5/15/03; 8/15/03;
                                              6/17/05; 7/25/05; 8/31/05; 12/2/05;                    11/24/03; 2/1/04; 8/4/04;
                                              2/8/06; 8/25/06; 12/11/06; 5/1/07;                     8/10/04; 12/13/04; 12/31/04;
                                              8/24/07; 9/19/07; 10/19/07; 2/15/08;                   5/9/05; 6/10/05; 6/17/05;
                                              6/20/08; 7/21/08; 8/15/08; 11/13/08;                   7/25/05; 8/31/05; 12/2/05;
                                              12/1/08; 1/15/09; 6/8/09; 8/17/09;                     2/8/06; 8/25/06; 12/11/06;
                                              8/18/09; 9/3/09; 9/25/09; 1/7/10;                      5/1/07; 8/24/07; 9/19/07;
                                              2/1/10; 2/5/10                                         10/19/07; 2/15/08; 6/20/08;
                                                                                                     7/21/08; 8/15/08; 11/13/08;
                                                                                                     12/1/08; 1/15/09; 6/8/09;
                                                                                                     8/17/09; 8/18/09; 9/3/09;
                                                                                                     9/25/09; 1/7/10; 2/1/10; 2/5/10
                              ------------------------------------------------------------------------------------------------------
                               5/1/01(3)      7/30/01(4); 9/1/01; 12/14/01; 1/14/02; 5/1/01(3)       5/1/01; 7/30/01(4); 9/1/01;
                                              2/22/02; 7/15/02; 8/20/02; 1/6/03;                     12/14/01; 1/14/02; 2/22/02;
                                              2/20/03; 5/15/03; 8/15/03; 11/24/03;                   7/15/02; 8/20/02; 1/6/03;
                                              2/1/04; 8/4/04;8/10/04; 12/13/04;                      2/20/03; 5/15/03; 8/15/03;
                                              12/31/04; 5/9/05; 6/10/05; 6/17/05;                    11/24/03; 2/1/04; 8/4/04;
                                              7/25/05; 8/31/05; 12/2/05; 2/8/06;                     8/10/04; 12/13/04; 12/31/04;
                                              8/25/06; 12/11/06; 5/1/07; 8/24/07;                    5/9/05; 6/10/05; 6/17/05;
                                              9/19/07; 10/19/07; 2/15/08; 6/20/08;                   7/25/05; 8/31/05; 12/2/05;
                                              7/21/08; 8/15/08; 11/13/08; 12/1/08;                   2/8/06; 8/25/06; 12/11/06;
                                              1/15/09; 6/8/09; 8/17/09; 8/18/09;                     5/1/07; 8/24/07; 9/19/07;
                                              9/3/09; 9/25/09; 1/7/10; 2/1/10;                       10/19/07; 2/15/08; 6/20/08;
                                              2/5/10                                                 7/21/08; 8/15/08; 11/13/08;
                                                                                                     12/1/08; 1/15/09; 6/8/09;
                                                                                                     8/17/09; 8/18/09; 9/3/09;
                                                                                                     9/25/09; 1/7/10; 2/1/10; 2/5/10
------------------------------------------------------------------------------------------------------------------------------------


                                                                   Appendix I 3


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                     PRODUCT DISTRIBUTOR
                             -------------------------------------------------------------------------------------------------------
                             AXA ADVISORS                                            AXA DISTRIBUTORS
                             -------------------------------------------------------------------------------------------------------
                             PROSPECTUS AND                                          PROSPECTUS AND
 PRODUCT NAME                SAI DATES        SUPPLEMENT DATES                       SAI DATES        SUPPLEMENT DATES
-----------------------------------------------------------------------------------------------------------------------------------
 Accumulator(R) Elite(SM)    8/13/01(3)       9/1/01; 10/1/01(6); 12/14/01; 1/14/02; 8/13/01(3)      9/1/01; 10/1/01(6); 12/14/01;
                                              2/22/02; 7/15/02; 8/20/02; 11/11/02;                   1/14/02; 2/22/02; 7/15/02;
                                              1/6/03; 2/20/03; 5/15/03; 8/15/03;                     8/20/02; 11/11/02; 1/6/03;
                                              11/24/03; 2/1/04; 8/4/04; 8/10/04;                     2/20/03; 5/15/03; 8/15/03;
                                              12/13/04; 12/31/04; 5/9/05; 6/10/05;                   11/24/03; 2/1/04; 8/4/04;
                                              6/17/05; 7/25/05; 8/31/05; 12/2/05;                    8/10/04; 12/13/04; 12/31/04;
                                              2/8/06; 8/25/06; 12/11/06; 5/1/07;                     5/9/05; 6/10/05; 6/17/05;
                                              8/24/07; 9/19/07; 10/19/07; 6/20/08;                   7/25/05; 8/31/05; 12/2/05;
                                              7/21/08; 8/15/08; 11/13/08; 12/1/08;                   2/8/06; 8/25/06; 12/11/06;
                                              1/15/09; 6/8/09; 8/17/09; 8/18/09;                     5/1/07; 8/24/07; 9/19/07;
                                              9/3/09; 9/25/09; 1/7/10; 2/1/10;                       10/19/07; 2/15/08; 6/20/08;
                                              2/5/10                                                 7/21/08; 8/15/08; 11/13/08;
                                                                                                     12/1/08; 1/15/09; 6/8/09;
                                                                                                     8/17/09; 8/18/09; 9/3/09; 9/25/
                                                                                                     09; 1/7/10; 2/1/10; 2/5/10
------------------------------------------------------------------------------------------------------------------------------------


(1) applies to Accumulator(R) contracts issued in Oregon only.

(2) applies to Accumulator(R) Select(SM) only.

(3) applies to non-2002 Series only.

(4) applies to contracts issued in Washington only.

(5) applies to Accumulator(R) Select(SM) and Select(SM) II contracts issued in New York only.

(6) applies to contracts issued in New York only.


4 Appendix I

    To receive this document electronically, sign up for e-delivery today at
                           www.axa-equitable.com/green

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS



                                                                            PAGE
Who is AXA Equitable?                                                        2
Custodian and Independent Registered Public Accounting Firm                  2
Distribution of the Contracts                                                2
Calculating Unit Values                                                      2
Financial Statements                                                         2



HOW TO OBTAIN AN ACCUMULATOR(R) STATEMENT OF ADDITIONAL INFORMATION

Send this request form to:
  Accumulator(R)
  P.O. Box 1547
  Secaucus, NJ 07096-1547

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -


Please send me a combined Accumulator(R) series SAI dated May 1, 2010



--------------------------------------------------------------------------------
Name


--------------------------------------------------------------------------------
Address


--------------------------------------------------------------------------------
City                 State         Zip











                                                                         SAI 13A
                                                                          x02997

AXA EQUITABLE LIFE INSURANCE
COMPANY


STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2010 FOR


O INCOME MANAGER(SM) ACCUMULATOR(R)
O INCOME MANAGER(SM) ROLLOVER IRA
O ACCUMULATOR(R) (IRA, NQ, QP)
O ACCUMULATOR(R)

O ACCUMULATOR(R) PLUS(SM)
O ACCUMULATOR(R) ELITE(SM)
O ACCUMULATOR(R) SELECT(SM)

AXA EQUITABLE LIFE INSURANCE COMPANY
1290 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10104


--------------------------------------------------------------------------------


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the related Accumulator(R) Prospectuses and/or supplements, dated May 1, 2010. These Prospectuses provide detailed information concerning the contracts and the variable investment options, as well as the fixed maturity options that fund the contracts. Each variable investment option is a subaccount of AXA Equitable's Separate Account No. 45 and Separate Account No. 49. Definitions of special terms used in the SAI are found in the Prospectus.


A copy of each Prospectus and supplement is available free of charge by writing the processing office (Post Office Box 1547, Secaucus, NJ 07096-1547), by calling 1-800-789-7771 toll free, or by contacting your financial professional.


TABLE OF CONTENTS

Who is AXA Equitable?                                                        2

Custodian and Independent Registered Public Accounting Firm                  2

Distribution of the Contracts                                                2


Calculating Unit Values                                                      2


Financial Statements                                                         2


             Copyright 2010 AXA Equitable Life Insurance Company.
All rights reserved. Accumulator(R) is a registered service mark of AXA
                       Equitable Life Insurance Company.


SAI 13A

                                                                          x02997

WHO IS AXA EQUITABLE?


AXA Equitable is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, a holding company, which is itself a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"). Interests in AXA Financial are held by the immediate holding company, AXA America Holdings, Inc., and the following affiliated companies: Coliseum Reinsurance Company and AXA Belgium SA. AXA holds its interest in AXA America Holdings, Inc. and Coliseum Reinsurance Company, directly and indirectly through its wholly owned subsidiary holding company, Ouidinot Participations. AXA holds its interest in AXA Belgium SA, through its wholly owned subsidiary holding company, AXA Holdings Belgium SA.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of each Separate Account at December 31, 2009 and for each of the two years in the period ended December 31, 2009, and the consolidated financial statements of AXA Equitable at December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.


DISTRIBUTION OF THE CONTRACTS

Under a distribution agreement between AXA Distributors, LLC, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account No. 49, AXA Equitable paid AXA Distributors, LLC distribution fees of $429,091,474 in 2009, $750,235,874 in 2008 and $1,007,208,067 in 2007, as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 49. Of these amounts, for each of these three years, AXA Distributors, LLC retained $40,223,293, $81,519,894 and $95,562,846, respectively.

Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable and certain of AXA Equitable's separate accounts, including Separate Account Nos. 45 and 49, AXA Equitable paid AXA Advisors a fee of $325,380 for each of the years 2009, 2008 and 2007. AXA Equitable paid AXA Advisors as the distributors of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts, including Separate Account No. 45 and Separate Account No. 49, $557,277,070 in 2009, $677,871,467 in 2008 and $731,920,627 in 2007. Of these amounts, AXA Advisors retained $306,063,542, $356,304,358 and $386,036,299, respectively.


CALCULATING UNIT VALUES

Unit values are determined at the end of each valuation period for each of the variable investment options. Unit values vary based on the amount of charges we deduct from the variable investment options.

The unit value for a variable investment option for any valuation period is equal to: (i) the unit value for the preceding valuation period multiplied by
(ii) the net investment factor for that option for that valuation period. A valuation period is each business day together with any preceding non-business days. The net investment factor is:
                                     ( a )
                                     (---) - c
                                     ( b )
where:

(a) is the value of the variable investment option's shares of the corresponding portfolio at the end of the valuation period. Any amounts allocated to or withdrawn from the option for the valuation period are not taken into account. For this purpose, we use the share value reported to us by AXA Premier VIP Trust and EQ Advisors Trust, (the "Trusts") as applicable.

(b) is the value of the variable investment option's shares of the corresponding portfolio at the end of the preceding valuation period. (Any amounts allocated or withdrawn for that valuation period are taken into account.)

(c) is the daily mortality and expense risks charge, administrative charge and any applicable distribution charge relating to the contracts, times the number of calendar days in the valuation period.

Illustration of changes in annuity unit values

To show how we determine variable annuity payments from month to month, assume that the account value on the date annuity payments are to begin is enough to fund an annuity with a monthly payment of $363. Also assume that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).


If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.



FINANCIAL STATEMENTS

The consolidated financial statements of AXA Equitable included herein should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the contracts.

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45
INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm........            FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009.....            FSA-3
   Statements of Operations for the Year Ended December
    31, 2009...................................................           FSA-22
   Statements of Changes in Net Assets for the Years Ended
    December 31, 2009 and 2008.................................           FSA-33
   Notes to Financial Statements...............................           FSA-54


AXA EQUITABLE LIFE INSURANCE COMPANY


INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm...........           F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008........           F-2
   Consolidated Statements of (Loss) Earnings, Years Ended December
    31, 2009, 2008 and 2007.....................................             F-3
   Consolidated Statements of Equity, Years Ended December 31,
    2009, 2008 and 2007...........................................           F-5
   Consolidated Statements of Comprehensive (Loss) Income, Years
    Ended December 31, 2009, 2008 and 2007........................           F-6
   Consolidated Statements of Cash Flows, Years Ended December
    31, 2009, 2008 and 2007.......................................           F-7
   Notes to Consolidated Financial Statements.....................           F-9



                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 45 of AXA Equitable Life Insurance Company:



In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 45, as listed in Note 1 to such financial statements at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                          AXA AGGRESSIVE  AXA CONSERVATIVE
                                                            ALLOCATION       ALLOCATION
                                                         --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value......   $22,801,969       $39,808,827
Receivable for The Trusts shares sold...................            --            58,498
Receivable for policy-related transactions..............       144,985                --
                                                           -----------       -----------
  Total assets..........................................    22,946,954        39,867,325
                                                           -----------       -----------
Liabilities:
Payable for The Trusts shares purchased.................       144,985                --
Payable for policy-related transactions.................            --            58,498
                                                           -----------       -----------
  Total liabilities.....................................       144,985            58,498
                                                           -----------       -----------
Net Assets..............................................   $22,801,969       $39,808,827
                                                           ===========       ===========
Net Assets:
Accumulation Units......................................    22,789,744        39,801,281
Retained by AXA Equitable in Separate Account No. 45....        12,225             7,546
                                                           -----------       -----------
Total net assets........................................   $22,801,969       $39,808,827
                                                           ===========       ===========
Investments in shares of The Trusts, at cost............   $28,208,323       $40,232,430
The Trusts shares held..................................
 Class A................................................            --                --
 Class B................................................     2,476,825         4,183,214

                                                          AXA CONSERVATIVE-PLUS   AXA MODERATE   AXA MODERATE-PLUS
                                                                ALLOCATION         ALLOCATION        ALLOCATION
                                                         ----------------------- -------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value......       $35,739,380        $243,052,280      $108,534,058
Receivable for The Trusts shares sold...................                --             434,944            90,756
Receivable for policy-related transactions..............            38,420                  --                --
                                                               -----------        ------------      ------------
  Total assets..........................................        35,777,800         243,487,224       108,624,814
                                                               -----------        ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.................            38,420                  --                --
Payable for policy-related transactions.................                --             434,944            90,756
                                                               -----------        ------------      ------------
  Total liabilities.....................................            38,420             434,944            90,756
                                                               -----------        ------------      ------------
Net Assets..............................................       $35,739,380        $243,052,280      $108,534,058
                                                               ===========        ============      ============
Net Assets:
Accumulation Units......................................        35,733,308         242,107,072       108,528,430
Retained by AXA Equitable in Separate Account No. 45....             6,072             945,208             5,628
                                                               -----------        ------------      ------------
Total net assets........................................       $35,739,380        $243,052,280      $108,534,058
                                                               ===========        ============      ============
Investments in shares of The Trusts, at cost............       $38,037,036        $278,402,080      $138,102,200
The Trusts shares held..................................
 Class A................................................                --           2,295,808                --
 Class B................................................         3,855,734          16,795,656        11,191,959

                                                          EQ/ALLIANCEBERNSTEIN
                                                              INTERNATIONAL
                                                         ----------------------
Assets:
Investments in shares of The Trusts, at fair value......       $79,735,546
Receivable for The Trusts shares sold...................            17,876
Receivable for policy-related transactions..............                --
                                                               -----------
  Total assets..........................................        79,753,422
                                                               -----------
Liabilities:
Payable for The Trusts shares purchased.................                --
Payable for policy-related transactions.................            17,876
                                                               -----------
  Total liabilities.....................................            17,876
                                                               -----------
Net Assets..............................................       $79,735,546
                                                               ===========
Net Assets:
Accumulation Units......................................        79,703,613
Retained by AXA Equitable in Separate Account No. 45....            31,933
                                                               -----------
Total net assets........................................       $79,735,546
                                                               ===========
Investments in shares of The Trusts, at cost............       $92,956,268
The Trusts shares held..................................
 Class A................................................         1,101,784
 Class B................................................         8,573,379

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/ALLIANCEBERNSTEIN  EQ/AXA FRANKLIN   EQ/BLACKROCK
                                                                    ALL CAP           SMALL CAP        BASIC VALUE
                                                                     GROWTH           VALUE CORE         EQUITY
                                                             --------------------- ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........      $49,688,762          $1,272,332     $74,186,864
Receivable for The Trusts shares sold.......................               --                  49         100,682
Receivable for policy-related transactions..................            4,242                  --              --
                                                                  -----------          ----------     -----------
  Total assets..............................................       49,693,004           1,272,381      74,287,546
                                                                  -----------          ----------     -----------
Liabilities:
Payable for The Trusts shares purchased.....................            4,242                  --              --
Payable for policy-related transactions.....................               --                  49         100,682
                                                                  -----------          ----------     -----------
  Total liabilities.........................................            4,242                  49         100,682
                                                                  -----------          ----------     -----------
Net Assets..................................................      $49,688,762          $1,272,332     $74,186,864
                                                                  ===========          ==========     ===========
Net Assets:
Accumulation Units..........................................       49,651,483           1,272,206      74,155,337
Retained by AXA Equitable in Separate Account No. 45........           37,279                 126          31,527
                                                                  -----------          ----------     -----------
Total net assets............................................      $49,688,762          $1,272,332     $74,186,864
                                                                  ===========          ==========     ===========
Investments in shares of The Trusts, at cost................      $57,766,849          $1,042,417     $84,866,804
The Trusts shares held......................................
 Class A....................................................          140,942                  --              --
 Class B....................................................        4,035,088             154,347       6,014,312

                                                                  EQ/BLACKROCK      EQ/BOSTON ADVISORS        EQ/CALVERT
                                                              INTERNATIONAL VALUE      EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                             --------------------- -------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........      $38,355,856           $6,731,469             $604,691
Receivable for The Trusts shares sold.......................            5,972                1,528                   24
Receivable for policy-related transactions..................               --                   --                   --
                                                                  -----------           ----------             --------
  Total assets..............................................       38,361,828            6,732,997              604,715
                                                                  -----------           ----------             --------
Liabilities:
Payable for The Trusts shares purchased.....................               --                   --                   --
Payable for policy-related transactions.....................            5,972                1,528                   24
                                                                  -----------           ----------             --------
  Total liabilities.........................................            5,972                1,528                   24
                                                                  -----------           ----------             --------
Net Assets..................................................      $38,355,856           $6,731,469             $604,691
                                                                  ===========           ==========             ========
Net Assets:
Accumulation Units..........................................       38,323,048            6,698,385              595,264
Retained by AXA Equitable in Separate Account No. 45........           32,808               33,084                9,427
                                                                  -----------           ----------             --------
Total net assets............................................      $38,355,856           $6,731,469             $604,691
                                                                  ===========           ==========             ========
Investments in shares of The Trusts, at cost................      $50,183,585           $7,795,213             $779,568
The Trusts shares held......................................
 Class A....................................................               --                   --                   --
 Class B....................................................        3,450,121            1,445,391               94,545

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 EQ/CAPITAL         EQ/CAPITAL
                                                              GUARDIAN GROWTH   GUARDIAN RESEARCH
                                                             ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $3,712,640        $37,926,302
Receivable for The Trusts shares sold.......................            151              9,489
Receivable for policy-related transactions..................             --                 --
                                                                 ----------        -----------
  Total assets..............................................      3,712,791         37,935,791
                                                                 ----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................             --                 --
Payable for policy-related transactions.....................            151              9,489
                                                                 ----------        -----------
  Total liabilities.........................................            151              9,489
                                                                 ----------        -----------
Net Assets..................................................     $3,712,640        $37,926,302
                                                                 ==========        ===========
Net Assets:
Accumulation Units..........................................      3,700,679         37,885,976
Retained by AXA Equitable in Separate Account No. 45........         11,961             40,326
                                                                 ----------        -----------
Total net assets............................................     $3,712,640        $37,926,302
                                                                 ==========        ===========
Investments in shares of The Trusts, at cost................     $4,256,933        $45,408,194
The Trusts shares held......................................
 Class A....................................................             --                 --
 Class B....................................................        317,646          3,587,418

                                                                EQ/COMMON        EQ/CORE     EQ/DAVIS NEW     EQ/EQUITY
                                                               STOCK INDEX     BOND INDEX    YORK VENTURE     500 INDEX
                                                             --------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........  $206,527,716    $33,044,927     $5,622,755    $67,348,614
Receivable for The Trusts shares sold.......................        53,236          2,516          7,672         86,358
Receivable for policy-related transactions..................            --             --             --             --
                                                              ------------    -----------     ----------    -----------
  Total assets..............................................   206,580,952     33,047,443      5,630,427     67,434,972
                                                              ------------    -----------     ----------    -----------
Liabilities:
Payable for The Trusts shares purchased.....................            --             --             --             --
Payable for policy-related transactions.....................        53,236          2,516          7,672         86,358
                                                              ------------    -----------     ----------    -----------
  Total liabilities.........................................        53,236          2,516          7,672         86,358
                                                              ------------    -----------     ----------    -----------
Net Assets..................................................  $206,527,716    $33,044,927     $5,622,755    $67,348,614
                                                              ============    ===========     ==========    ===========
Net Assets:
Accumulation Units..........................................   206,514,302     33,039,260      5,622,146     67,292,951
Retained by AXA Equitable in Separate Account No. 45........        13,414          5,667            609         55,663
                                                              ------------    -----------     ----------    -----------
Total net assets............................................  $206,527,716    $33,044,927     $5,622,755    $67,348,614
                                                              ============    ===========     ==========    ===========
Investments in shares of The Trusts, at cost................  $286,021,959    $37,008,406     $5,751,181    $79,758,589
The Trusts shares held......................................
 Class A....................................................     2,121,026             --             --             --
 Class B....................................................    12,657,685      3,514,988        640,492      3,481,591

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/EQUITY    EQ/EVERGREEN    EQ/FRANKLIN
                                                              GROWTH PLUS       OMEGA      CORE BALANCED
                                                             ------------- -------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........  $38,259,946   $11,690,017     $16,864,151
Receivable for The Trusts shares sold.......................        4,383            --           3,033
Receivable for policy-related transactions..................           --       127,550              --
                                                              -----------   -----------     -----------
  Total assets..............................................   38,264,329    11,817,567      16,867,184
                                                              -----------   -----------     -----------
Liabilities:
Payable for The Trusts shares purchased.....................           --       127,550              --
Payable for policy-related transactions.....................        4,383            --           3,052
                                                              -----------   -----------     -----------
  Total liabilities.........................................        4,383       127,550           3,052
                                                              -----------   -----------     -----------
Net Assets..................................................  $38,259,946   $11,690,017     $16,864,132
                                                              ===========   ===========     ===========
Net Assets:
Accumulation Units..........................................   38,192,315    11,686,058      16,863,876
Retained by AXA Equitable in Separate Account No. 45........       67,631         3,959             256
                                                              -----------   -----------     -----------
Total net assets............................................  $38,259,946   $11,690,017     $16,864,132
                                                              ===========   ===========     ===========
Investments in shares of The Trusts, at cost................  $46,160,338   $10,748,668     $18,842,628
The Trusts shares held......................................
 Class A....................................................           --            --              --
 Class B....................................................    2,942,629     1,298,955       2,124,908

                                                                   EQ/FRANKLIN       EQ/GAMCO MERGERS   EQ/GAMCO SMALL
                                                              TEMPLETON ALLOCATION   AND ACQUISITIONS    COMPANY VALUE
                                                             ---------------------- ------------------ ----------------
Assets:
Investments in shares of The Trusts, at fair value..........       $5,402,585           $5,453,539        $25,336,597
Receivable for The Trusts shares sold.......................              214               74,965                 --
Receivable for policy-related transactions..................               --                   --             39,191
                                                                   ----------           ----------        -----------
  Total assets..............................................        5,402,799            5,528,504         25,375,788
                                                                   ----------           ----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --                   --             39,191
Payable for policy-related transactions.....................              214               74,965                 --
                                                                   ----------           ----------        -----------
  Total liabilities.........................................              214               74,965             39,191
                                                                   ----------           ----------        -----------
Net Assets..................................................       $5,402,585           $5,453,539        $25,336,597
                                                                   ==========           ==========        ===========
Net Assets:
Accumulation Units..........................................        5,402,094            5,449,971         25,260,251
Retained by AXA Equitable in Separate Account No. 45........              491                3,568             76,346
                                                                   ----------           ----------        -----------
Total net assets............................................       $5,402,585           $5,453,539        $25,336,597
                                                                   ==========           ==========        ===========
Investments in shares of The Trusts, at cost................       $5,769,652           $5,450,650        $24,155,766
The Trusts shares held......................................
 Class A....................................................               --                   --                 --
 Class B....................................................          750,839              467,577            857,083

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                   EQ/INTERMEDIATE
                                                                EQ/GLOBAL         EQ/GLOBAL        GOVERNMENT BOND
                                                                BOND PLUS    MULTI-SECTOR EQUITY        INDEX
                                                             -------------- --------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $14,347,559        $64,332,964         $60,955,017
Receivable for The Trusts shares sold.......................           --             86,127               4,957
Receivable for policy-related transactions..................       17,782                 --                  --
                                                              -----------        -----------         -----------
  Total assets..............................................   14,365,341         64,419,091          60,959,974
                                                              -----------        -----------         -----------
Liabilities:
Payable for The Trusts shares purchased.....................       17,782                 --                  --
Payable for policy-related transactions.....................           --             86,127               4,957
                                                              -----------        -----------         -----------
  Total liabilities.........................................       17,782             86,127               4,957
                                                              -----------        -----------         -----------
Net Assets..................................................  $14,347,559        $64,332,964         $60,955,017
                                                              ===========        ===========         ===========
Net Assets:
Accumulation Units..........................................   14,346,978         64,295,998          60,937,907
Retained by AXA Equitable in Separate Account No. 45........          581             36,966              17,110
                                                              -----------        -----------         -----------
Total net assets............................................  $14,347,559        $64,332,964         $60,955,017
                                                              ===========        ===========         ===========
Investments in shares of The Trusts, at cost................  $15,239,250        $78,953,279         $63,104,607
The Trusts shares held......................................
 Class A....................................................           --                 --             280,070
 Class B....................................................    1,489,993          5,687,722           6,108,306

                                                              EQ/INTERNATIONAL   EQ/INTERNATIONAL       EQ/JPMORGAN
                                                                  CORE PLUS           GROWTH        VALUE OPPORTUNITIES
                                                             ------------------ ------------------ --------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $16,791,990        $8,590,879          $16,488,742
Receivable for The Trusts shares sold.......................              --             1,623                  154
Receivable for policy-related transactions..................          46,381                --                   --
                                                                 -----------        ----------          -----------
  Total assets..............................................      16,838,371         8,592,502           16,488,896
                                                                 -----------        ----------          -----------
Liabilities:
Payable for The Trusts shares purchased.....................          46,381                --                   --
Payable for policy-related transactions.....................              --             1,623                  154
                                                                 -----------        ----------          -----------
  Total liabilities.........................................          46,381             1,623                  154
                                                                 -----------        ----------          -----------
Net Assets..................................................     $16,791,990        $8,590,879          $16,488,742
                                                                 ===========        ==========          ===========
Net Assets:
Accumulation Units..........................................      16,755,417         8,589,112           16,483,747
Retained by AXA Equitable in Separate Account No. 45........          36,573             1,767                4,995
                                                                 -----------        ----------          -----------
Total net assets............................................     $16,791,990        $8,590,879          $16,488,742
                                                                 ===========        ==========          ===========
Investments in shares of The Trusts, at cost................     $19,694,054        $8,684,640          $21,748,876
The Trusts shares held......................................
 Class A....................................................              --                --                   --
 Class B....................................................       1,874,473         1,507,060            1,867,273

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/LARGE CAP  EQ/LARGE CAP   EQ/LARGE CAP
                                                               CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                             ------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........  $5,400,334    $44,647,999    $51,473,363
Receivable for The Trusts shares sold.......................       3,215         31,478         38,823
Receivable for policy-related transactions..................          --             --             --
                                                              ----------    -----------    -----------
  Total assets..............................................   5,403,549     44,679,477     51,512,186
                                                              ----------    -----------    -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --             --             --
Payable for policy-related transactions.....................       3,215         31,478         38,823
                                                              ----------    -----------    -----------
  Total liabilities.........................................       3,215         31,478         38,823
                                                              ----------    -----------    -----------
Net Assets..................................................  $5,400,334    $44,647,999    $51,473,363
                                                              ==========    ===========    ===========
Net Assets:
Accumulation Units..........................................   5,394,687     44,635,350     51,466,074
Retained by AXA Equitable in Separate Account No. 45........       5,647         12,649          7,289
                                                              ----------    -----------    -----------
Total net assets............................................  $5,400,334    $44,647,999    $51,473,363
                                                              ==========    ===========    ===========
Investments in shares of The Trusts, at cost................  $6,850,618    $45,963,017    $62,544,278
The Trusts shares held......................................
 Class A....................................................          --             --             --
 Class B....................................................     784,451      5,995,756      3,527,636

                                                              EQ/LARGE CAP   EQ/LARGE CAP    EQ/LORD ABBETT
                                                               VALUE INDEX    VALUE PLUS    GROWTH AND INCOME
                                                             -------------- -------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........   $2,551,659    $181,550,395      $2,282,551
Receivable for The Trusts shares sold.......................           99          81,568              91
Receivable for policy-related transactions..................           --              --              --
                                                               ----------    ------------      ----------
  Total assets..............................................    2,551,758     181,631,963       2,282,642
                                                               ----------    ------------      ----------
Liabilities:
Payable for The Trusts shares purchased.....................           --              --              --
Payable for policy-related transactions.....................           99          81,568              91
                                                               ----------    ------------      ----------
  Total liabilities.........................................           99          81,568              91
                                                               ----------    ------------      ----------
Net Assets..................................................   $2,551,659    $181,550,395      $2,282,551
                                                               ==========    ============      ==========
Net Assets:
Accumulation Units..........................................    2,550,750     181,482,787       2,281,013
Retained by AXA Equitable in Separate Account No. 45........          909          67,608           1,538
                                                               ----------    ------------      ----------
Total net assets............................................   $2,551,659    $181,550,395      $2,282,551
                                                               ==========    ============      ==========
Investments in shares of The Trusts, at cost................   $3,352,043    $272,691,348      $2,604,384
The Trusts shares held......................................
 Class A....................................................           --       1,720,284              --
 Class B....................................................      549,249      18,173,727         258,038

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/LORD ABBETT    EQ/MID CAP     EQ/MID CAP
                                                              LARGE CAP CORE       INDEX       VALUE PLUS
                                                             ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $3,825,501     $30,593,857    $64,388,389
Receivable for The Trusts shares sold.......................           149           6,462         44,359
Receivable for policy-related transactions..................            --              --             --
                                                                ----------     -----------    -----------
  Total assets..............................................     3,825,650      30,600,319     64,432,748
                                                                ----------     -----------    -----------
Liabilities:
Payable for The Trusts shares purchased.....................            --              --             --
Payable for policy-related transactions.....................           149           6,462         44,359
                                                                ----------     -----------    -----------
  Total liabilities.........................................           149           6,462         44,359
                                                                ----------     -----------    -----------
Net Assets..................................................    $3,825,501     $30,593,857    $64,388,389
                                                                ==========     ===========    ===========
Net Assets:
Accumulation Units..........................................     3,824,518      30,584,840     64,362,335
Retained by AXA Equitable in Separate Account No. 45........           983           9,017         26,054
                                                                ----------     -----------    -----------
Total net assets............................................    $3,825,501     $30,593,857    $64,388,389
                                                                ==========     ===========    ===========
Investments in shares of The Trusts, at cost................    $3,388,398     $44,849,793    $90,681,869
The Trusts shares held......................................
 Class A....................................................            --              --             --
 Class B....................................................       358,960       4,599,390      7,843,565

                                                                EQ/MONEY       EQ/MONTAG &        EQ/MUTUAL
                                                                 MARKET      CALDWELL GROWTH   LARGE CAP EQUITY
                                                             -------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $99,726,699       $7,932,052        $4,004,728
Receivable for The Trusts shares sold.......................      137,259           66,216            13,854
Receivable for policy-related transactions..................           --               --                --
                                                              -----------       ----------        ----------
  Total assets..............................................   99,863,958        7,998,268         4,018,582
                                                              -----------       ----------        ----------
Liabilities:
Payable for The Trusts shares purchased.....................           --               --                --
Payable for policy-related transactions.....................      137,259           66,216            13,854
                                                              -----------       ----------        ----------
  Total liabilities.........................................      137,259           66,216            13,854
                                                              -----------       ----------        ----------
Net Assets..................................................  $99,726,699       $7,932,052        $4,004,728
                                                              ===========       ==========        ==========
Net Assets:
Accumulation Units..........................................   99,701,447        7,930,006         4,004,531
Retained by AXA Equitable in Separate Account No. 45........       25,252            2,046               197
                                                              -----------       ----------        ----------
Total net assets............................................  $99,726,699       $7,932,052        $4,004,728
                                                              ===========       ==========        ==========
Investments in shares of The Trusts, at cost................  $99,732,218       $7,377,508        $4,951,726
The Trusts shares held......................................
 Class A....................................................    7,954,068               --                --
 Class B....................................................   91,765,554        1,394,441           499,907

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/OPPENHEIMER  EQ/PIMCO ULTRA    EQ/QUALITY
                                                                  GLOBAL        SHORT BOND       BOND PLUS
                                                             --------------- ---------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $3,289,720      $45,895,013    $19,537,920
Receivable for The Trusts shares sold.......................            --           36,256          8,275
Receivable for policy-related transactions..................        30,169               --             --
                                                                ----------      -----------    -----------
  Total assets..............................................     3,319,889       45,931,269     19,546,195
                                                                ----------      -----------    -----------
Liabilities:
Payable for The Trusts shares purchased.....................        30,150               --             --
Payable for policy-related transactions.....................            --           36,256          8,275
                                                                ----------      -----------    -----------
  Total liabilities.........................................        30,150           36,256          8,275
                                                                ----------      -----------    -----------
Net Assets..................................................    $3,289,739      $45,895,013    $19,537,920
                                                                ==========      ===========    ===========
Net Assets:
Accumulation Units..........................................     3,289,739       45,893,200     19,530,425
Retained by AXA Equitable in Separate Account No. 45........                          1,813          7,495
                                                                ----------      -----------    -----------
Total net assets............................................    $3,289,739      $45,895,013    $19,537,920
                                                                ==========      ===========    ===========
Investments in shares of The Trusts, at cost................    $3,072,425      $47,108,522    $19,816,175
The Trusts shares held......................................
 Class A....................................................            --               --             --
 Class B....................................................       357,005        4,632,464      2,176,266

                                                                 EQ/SMALL     EQ/T. ROWE PRICE   EQ/TEMPLETON
                                                              COMPANY INDEX     GROWTH STOCK     GLOBAL EQUITY
                                                             --------------- ------------------ --------------
Assets:
Investments in shares of The Trusts, at fair value..........   $18,719,214       $12,997,824      $2,854,705
Receivable for The Trusts shares sold.......................         5,688            24,642              --
Receivable for policy-related transactions..................            --                --           4,524
                                                               -----------       -----------      ----------
  Total assets..............................................    18,724,902        13,022,466       2,859,229
                                                               -----------       -----------      ----------
Liabilities:
Payable for The Trusts shares purchased.....................            --                --           4,524
Payable for policy-related transactions.....................         5,688            24,642              --
                                                               -----------       -----------      ----------
  Total liabilities.........................................         5,688            24,642           4,524
                                                               -----------       -----------      ----------
Net Assets..................................................   $18,719,214       $12,997,824      $2,854,705
                                                               ===========       ===========      ==========
Net Assets:
Accumulation Units..........................................    18,702,218        12,981,398       2,854,677
Retained by AXA Equitable in Separate Account No. 45........        16,996            16,426              28
                                                               -----------       -----------      ----------
Total net assets............................................   $18,719,214       $12,997,824      $2,854,705
                                                               ===========       ===========      ==========
Investments in shares of The Trusts, at cost................   $23,214,811       $13,014,805      $3,079,337
The Trusts shares held......................................
 Class A....................................................            --                --              --
 Class B....................................................     2,219,513           735,442         351,942

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/UBS GROWTH  EQ/VAN KAMPEN    EQ/VAN KAMPEN
                                                               AND INCOME       COMSTOCK     MID CAP GROWTH
                                                             -------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........   $1,593,924      $5,067,413      $15,128,636
Receivable for The Trusts shares sold.......................           --             158               --
Receivable for policy-related transactions..................        7,149              --           50,131
                                                               ----------      ----------      -----------
  Total assets..............................................    1,601,073       5,067,571       15,178,767
                                                               ----------      ----------      -----------
Liabilities:
Payable for The Trusts shares purchased.....................        7,149              --           50,131
Payable for policy-related transactions.....................           --             158               --
                                                               ----------      ----------      -----------
  Total liabilities.........................................        7,149             158           50,131
                                                               ----------      ----------      -----------
Net Assets..................................................   $1,593,924      $5,067,413      $15,128,636
                                                               ==========      ==========      ===========
Net Assets:
Accumulation Units..........................................    1,590,617       5,061,971       15,125,854
Retained by AXA Equitable in Separate Account No. 45........        3,307           5,442            2,782
                                                               ----------      ----------      -----------
Total net assets............................................   $1,593,924      $5,067,413      $15,128,636
                                                               ==========      ==========      ===========
Investments in shares of The Trusts, at cost................   $1,809,416      $5,322,180      $13,147,882
The Trusts shares held......................................
 Class A....................................................           --              --               --
 Class B....................................................      300,666         603,819        1,164,588

                                                                 MULTIMANAGER     MULTIMANAGER       MULTIMANAGER
                                                              AGGRESSIVE EQUITY     CORE BOND    INTERNATIONAL EQUITY
                                                             ------------------- -------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $30,447,805      $35,860,319        $14,283,992
Receivable for The Trusts shares sold.......................              --               --                565
Receivable for policy-related transactions..................           6,141            3,754                 --
                                                                 -----------      -----------        -----------
  Total assets..............................................      30,453,946       35,864,073         14,284,557
                                                                 -----------      -----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................           6,141            3,754                 --
Payable for policy-related transactions.....................              --               --                565
                                                                 -----------      -----------        -----------
  Total liabilities.........................................           6,141            3,754                565
                                                                 -----------      -----------        -----------
Net Assets..................................................     $30,447,805      $35,860,319        $14,283,992
                                                                 ===========      ===========        ===========
Net Assets:
Accumulation Units..........................................      30,428,341       35,823,433         14,272,036
Retained by AXA Equitable in Separate Account No. 45........          19,464           36,886             11,956
                                                                 -----------      -----------        -----------
Total net assets............................................     $30,447,805      $35,860,319        $14,283,992
                                                                 ===========      ===========        ===========
Investments in shares of The Trusts, at cost................     $38,150,817      $35,342,149        $18,682,558
The Trusts shares held......................................
 Class A....................................................         301,052               --                 --
 Class B....................................................       1,019,933        3,481,143          1,346,802

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              MULTIMANAGER
                                                               LARGE CAP      MULTIMANAGER       MULTIMANAGER
                                                              CORE EQUITY   LARGE CAP GROWTH   LARGE CAP VALUE
                                                             ------------- ------------------ -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $4,348,946       $5,871,845        $11,494,148
Receivable for The Trusts shares sold.......................         135              236             10,251
Receivable for policy-related transactions..................          --               --                 --
                                                              ----------       ----------        -----------
  Total assets..............................................   4,349,081        5,872,081         11,504,399
                                                              ----------       ----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --               --                 --
Payable for policy-related transactions.....................         135              236             10,251
                                                              ----------       ----------        -----------
  Total liabilities.........................................         135              236             10,251
                                                              ----------       ----------        -----------
Net Assets..................................................  $4,348,946       $5,871,845        $11,494,148
                                                              ==========       ==========        ===========
Net Assets:
Accumulation Units..........................................   4,282,671        5,850,165         11,485,939
Retained by AXA Equitable in Separate Account No. 45........      66,275           21,680              8,209
                                                              ----------       ----------        -----------
Total net assets............................................  $4,348,946       $5,871,845        $11,494,148
                                                              ==========       ==========        ===========
Investments in shares of The Trusts, at cost................  $5,142,883       $7,486,174        $14,961,212
The Trusts shares held......................................
 Class A....................................................          --               --                 --
 Class B....................................................     475,673          815,577          1,318,219

                                                               MULTIMANAGER     MULTIMANAGER     MULTIMANAGER
                                                              MID CAP GROWTH   MID CAP VALUE   MULTI-SECTOR BOND
                                                             ---------------- --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........    $10,637,481     $13,032,270       $40,145,490
Receivable for The Trusts shares sold.......................          1,577             522            15,721
Receivable for policy-related transactions..................             --              --                --
                                                                -----------     -----------       -----------
  Total assets..............................................     10,639,058      13,032,792        40,161,211
                                                                -----------     -----------       -----------
Liabilities:
Payable for The Trusts shares purchased.....................             --              --                --
Payable for policy-related transactions.....................          1,577             522            15,721
                                                                -----------     -----------       -----------
  Total liabilities.........................................          1,577             522            15,721
                                                                -----------     -----------       -----------
Net Assets..................................................    $10,637,481     $13,032,270       $40,145,490
                                                                ===========     ===========       ===========
Net Assets:
Accumulation Units..........................................     10,622,983      13,024,992        40,123,205
Retained by AXA Equitable in Separate Account No. 45........         14,498           7,278            22,285
                                                                -----------     -----------       -----------
Total net assets............................................    $10,637,481     $13,032,270       $40,145,490
                                                                ===========     ===========       ===========
Investments in shares of The Trusts, at cost................    $12,717,984     $13,567,525       $58,218,794
The Trusts shares held......................................
 Class A....................................................             --              --           378,951
 Class B....................................................      1,501,612       1,637,755        10,403,061

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                  MULTIMANAGER         MULTIMANAGER      MULTIMANAGER
                                                                SMALL CAP GROWTH     SMALL CAP VALUE      TECHNOLOGY
                                                               ------------------   -----------------   --------------
Assets:
Investments in shares of The Trusts, at fair value..........       $5,411,942          $12,186,777       $22,989,384
Receivable for The Trusts shares sold.......................            4,517                   --                --
Receivable for policy-related transactions..................               --                  568            29,740
                                                                   ----------          -----------       -----------
  Total assets..............................................        5,416,459           12,187,345        23,019,124
                                                                   ----------          -----------       -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --                  568            29,740
Payable for policy-related transactions.....................            4,517                   --                --
                                                                   ----------          -----------       -----------
  Total liabilities.........................................            4,517                  568            29,740
                                                                   ----------          -----------       -----------
Net Assets..................................................       $5,411,942          $12,186,777       $22,989,384
                                                                   ==========          ===========       ===========
Net Assets:
Accumulation Units..........................................        5,344,958           12,171,205        22,931,765
Retained by AXA Equitable in Separate Account No. 45........           66,984               15,572            57,619
                                                                   ----------          -----------       -----------
Total net assets............................................       $5,411,942          $12,186,777       $22,989,384
                                                                   ==========          ===========       ===========
Investments in shares of The Trusts, at cost................       $5,997,862          $16,665,079       $21,018,948
The Trusts shares held......................................
 Class A....................................................               --                   --                --
 Class B....................................................          782,595            1,403,703         2,112,557

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

                          (Continued)



                                                  Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                                 ------------------   -------------   ------------   -------------------------
AXA AGGRESSIVE ALLOCATION.....................           0.50%        B                 $ 10.92                   --
AXA AGGRESSIVE ALLOCATION.....................           1.15%        B                 $ 10.51                  502
AXA AGGRESSIVE ALLOCATION.....................           1.35%        B                 $ 10.38                  815
AXA AGGRESSIVE ALLOCATION.....................           1.55%        B                 $ 10.26                  734
AXA AGGRESSIVE ALLOCATION.....................           1.60%        B                 $ 10.23                  148
AXA AGGRESSIVE ALLOCATION.....................           1.70%        B                 $ 11.26                    1

AXA CONSERVATIVE ALLOCATION...................           0.50%        B                 $ 11.40                   --
AXA CONSERVATIVE ALLOCATION...................           1.15%        B                 $ 10.97                  932
AXA CONSERVATIVE ALLOCATION...................           1.35%        B                 $ 10.84                1,165
AXA CONSERVATIVE ALLOCATION...................           1.55%        B                 $ 10.71                1,146
AXA CONSERVATIVE ALLOCATION...................           1.60%        B                 $ 10.67                  432
AXA CONSERVATIVE ALLOCATION...................           1.70%        B                 $ 11.11                    7

AXA CONSERVATIVE-PLUS ALLOCATION..............           0.50%        B                 $ 11.16                   --
AXA CONSERVATIVE-PLUS ALLOCATION..............           1.15%        B                 $ 10.73                  720
AXA CONSERVATIVE-PLUS ALLOCATION..............           1.35%        B                 $ 10.61                  862
AXA CONSERVATIVE-PLUS ALLOCATION..............           1.55%        B                 $ 10.48                  999
AXA CONSERVATIVE-PLUS ALLOCATION..............           1.60%        B                 $ 10.45                  795
AXA CONSERVATIVE-PLUS ALLOCATION..............           1.70%        B                 $ 11.05                    7

AXA MODERATE ALLOCATION.......................           1.15%        A                 $ 50.03                  572
AXA MODERATE ALLOCATION.......................           0.50%        B                 $ 55.12                    1
AXA MODERATE ALLOCATION.......................           1.15%        B                 $ 47.11                  728
AXA MODERATE ALLOCATION.......................           1.35%        B                 $ 44.88                1,783
AXA MODERATE ALLOCATION.......................           1.55%        B                 $ 42.75                1,456
AXA MODERATE ALLOCATION.......................           1.60%        B                 $ 42.24                  868
AXA MODERATE ALLOCATION.......................           1.70%        B                 $ 41.22                    4

AXA MODERATE-PLUS ALLOCATION..................           0.50%        B                 $ 11.30                   --
AXA MODERATE-PLUS ALLOCATION..................           1.15%        B                 $ 10.87                1,954
AXA MODERATE-PLUS ALLOCATION..................           1.35%        B                 $ 10.74                3,362
AXA MODERATE-PLUS ALLOCATION..................           1.55%        B                 $ 10.61                3,411
AXA MODERATE-PLUS ALLOCATION..................           1.60%        B                 $ 10.58                1,415
AXA MODERATE-PLUS ALLOCATION..................           1.70%        B                 $ 11.62                   --

EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.15%        A                 $ 13.18                  699
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           0.50%        B                 $ 14.05                    1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.15%        B                 $ 12.75                  787
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.35%        B                 $ 12.38                1,967
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.55%        B                 $ 12.01                2,027
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.60%        B                 $ 11.92                  981
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............           1.70%        B                 $ 11.74                    6

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.15%        A                 $ 16.17                  107
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           0.50%        B                 $ 17.04                    1
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.15%        B                 $ 15.68                  612
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.35%        B                 $ 15.28                  674
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.55%        B                 $ 14.90                1,380
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.60%        B                 $ 14.80                  496
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........           1.70%        B                 $ 14.61                    7

EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           0.50%        B                 $  8.34                   --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           1.15%        B                 $  8.16                   39
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           1.35%        B                 $  8.11                   66
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           1.55%        B                 $  8.05                   29
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           1.60%        B                 $  8.04                   22
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........           1.70%        B                 $  8.01                   --

EQ/BLACKROCK BASIC VALUE EQUITY...............           0.50%        B                 $ 21.64                    1
EQ/BLACKROCK BASIC VALUE EQUITY...............           1.15%        B                 $ 19.92                  744
EQ/BLACKROCK BASIC VALUE EQUITY...............           1.35%        B                 $ 19.41                1,356
EQ/BLACKROCK BASIC VALUE EQUITY...............           1.55%        B                 $ 18.92                1,188
EQ/BLACKROCK BASIC VALUE EQUITY...............           1.60%        B                 $ 18.80                  546
EQ/BLACKROCK BASIC VALUE EQUITY...............           1.70%        B                 $ 18.56                   13

                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                           ------------------   -------------   ------------   -------------------------
EQ/BLACKROCK INTERNATIONAL VALUE........           0.50%        B                $  20.05                   --
EQ/BLACKROCK INTERNATIONAL VALUE........           1.15%        B                $  18.45                  467
EQ/BLACKROCK INTERNATIONAL VALUE........           1.35%        B                $  17.99                  750
EQ/BLACKROCK INTERNATIONAL VALUE........           1.55%        B                $  17.53                  665
EQ/BLACKROCK INTERNATIONAL VALUE........           1.60%        B                $  17.42                  260
EQ/BLACKROCK INTERNATIONAL VALUE........           1.70%        B                $  17.19                    1

EQ/BOSTON ADVISORS EQUITY INCOME........           0.50%        B                $   5.60                   --
EQ/BOSTON ADVISORS EQUITY INCOME........           1.15%        B                $   5.21                  250
EQ/BOSTON ADVISORS EQUITY INCOME........           1.35%        B                $   5.10                  454
EQ/BOSTON ADVISORS EQUITY INCOME........           1.55%        B                $   4.98                  377
EQ/BOSTON ADVISORS EQUITY INCOME........           1.60%        B                $   4.95                  244
EQ/BOSTON ADVISORS EQUITY INCOME........           1.70%        B                $   4.90                   --

EQ/CALVERT SOCIALLY RESPONSIBLE.........           0.50%        B                $   7.63                   --
EQ/CALVERT SOCIALLY RESPONSIBLE.........           1.15%        B                $   7.12                    6
EQ/CALVERT SOCIALLY RESPONSIBLE.........           1.35%        B                $   6.98                   31
EQ/CALVERT SOCIALLY RESPONSIBLE.........           1.55%        B                $   6.83                   41
EQ/CALVERT SOCIALLY RESPONSIBLE.........           1.60%        B                $   6.80                    8
EQ/CALVERT SOCIALLY RESPONSIBLE.........           1.70%        B                $   6.72                   --

EQ/CAPITAL GUARDIAN GROWTH..............           0.50%        B                $  11.77                   --
EQ/CAPITAL GUARDIAN GROWTH..............           1.15%        B                $  10.83                   46
EQ/CAPITAL GUARDIAN GROWTH..............           1.35%        B                $  10.56                   92
EQ/CAPITAL GUARDIAN GROWTH..............           1.55%        B                $  10.29                  113
EQ/CAPITAL GUARDIAN GROWTH..............           1.60%        B                $  10.22                  105
EQ/CAPITAL GUARDIAN GROWTH..............           1.70%        B                $  10.09                   --

EQ/CAPITAL GUARDIAN RESEARCH............           0.50%        B                $  11.09                    1
EQ/CAPITAL GUARDIAN RESEARCH............           1.15%        B                $  10.34                  745
EQ/CAPITAL GUARDIAN RESEARCH............           1.35%        B                $  10.12                1,405
EQ/CAPITAL GUARDIAN RESEARCH............           1.55%        B                $   9.90                1,088
EQ/CAPITAL GUARDIAN RESEARCH............           1.60%        B                $   9.85                  524
EQ/CAPITAL GUARDIAN RESEARCH............           1.70%        B                $   9.74                    1

EQ/COMMON STOCK INDEX...................           1.15%        A                $ 211.93                  141
EQ/COMMON STOCK INDEX...................           0.50%        B                $ 256.03                    4
EQ/COMMON STOCK INDEX...................           1.15%        B                $ 205.00                  228
EQ/COMMON STOCK INDEX...................           1.35%        B                $ 191.39                  384
EQ/COMMON STOCK INDEX...................           1.55%        B                $ 178.67                  204
EQ/COMMON STOCK INDEX...................           1.60%        B                $ 175.62                  108
EQ/COMMON STOCK INDEX...................           1.70%        B                $ 169.68                    1

EQ/CORE BOND INDEX......................           0.50%        B                $  14.70                    1
EQ/CORE BOND INDEX......................           1.15%        B                $  13.59                  414
EQ/CORE BOND INDEX......................           1.35%        B                $  13.26                  699
EQ/CORE BOND INDEX......................           1.55%        B                $  12.94                  800
EQ/CORE BOND INDEX......................           1.60%        B                $  12.87                  600
EQ/CORE BOND INDEX......................           1.70%        B                $  12.71                    5

EQ/DAVIS NEW YORK VENTURE...............           0.50%        B                $   8.96                   --
EQ/DAVIS NEW YORK VENTURE...............           1.15%        B                $   8.77                  172
EQ/DAVIS NEW YORK VENTURE...............           1.35%        B                $   8.71                  171
EQ/DAVIS NEW YORK VENTURE...............           1.55%        B                $   8.65                  237
EQ/DAVIS NEW YORK VENTURE...............           1.60%        B                $   8.64                   63
EQ/DAVIS NEW YORK VENTURE...............           1.70%        B                $   8.61                    4

EQ/EQUITY 500 INDEX.....................           1.15%        A                $  25.39                   --
EQ/EQUITY 500 INDEX.....................           0.50%        B                $  27.29                   --
EQ/EQUITY 500 INDEX.....................           1.15%        B                $  24.60                  416
EQ/EQUITY 500 INDEX.....................           1.35%        B                $  23.82                1,262

                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                 Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                                ------------------   -------------   ------------   -------------------------
EQ/EQUITY 500 INDEX..........................           1.55%        B                 $ 23.07                  761
EQ/EQUITY 500 INDEX..........................           1.60%        B                 $ 22.89                  408
EQ/EQUITY 500 INDEX..........................           1.70%        B                 $ 22.52                    4

EQ/EQUITY GROWTH PLUS........................           0.50%        B                 $ 14.75                   --
EQ/EQUITY GROWTH PLUS........................           1.15%        B                 $ 13.97                  513
EQ/EQUITY GROWTH PLUS........................           1.35%        B                 $ 13.73                  976
EQ/EQUITY GROWTH PLUS........................           1.55%        B                 $ 13.50                  866
EQ/EQUITY GROWTH PLUS........................           1.60%        B                 $ 13.44                  438
EQ/EQUITY GROWTH PLUS........................           1.70%        B                 $ 13.33                    3

EQ/EVERGREEN OMEGA...........................           0.50%        B                 $ 10.64                  157
EQ/EVERGREEN OMEGA...........................           1.15%        B                 $  9.90                  131
EQ/EVERGREEN OMEGA...........................           1.35%        B                 $  9.68                  306
EQ/EVERGREEN OMEGA...........................           1.55%        B                 $  9.47                  430
EQ/EVERGREEN OMEGA...........................           1.60%        B                 $  9.42                  179
EQ/EVERGREEN OMEGA...........................           1.70%        B                 $  9.31                   --

EQ/FRANKLIN CORE BALANCED....................           0.50%        B                 $  9.36                   --
EQ/FRANKLIN CORE BALANCED....................           1.15%        B                 $  9.16                  356
EQ/FRANKLIN CORE BALANCED....................           1.35%        B                 $  9.10                  537
EQ/FRANKLIN CORE BALANCED....................           1.55%        B                 $  9.03                  654
EQ/FRANKLIN CORE BALANCED....................           1.60%        B                 $  9.02                  309
EQ/FRANKLIN CORE BALANCED....................           1.70%        B                 $  8.99                    3

EQ/FRANKLIN TEMPLETON ALLOCATION.............           0.50%        B                 $  7.68                   --
EQ/FRANKLIN TEMPLETON ALLOCATION.............           1.15%        B                 $  7.55                  103
EQ/FRANKLIN TEMPLETON ALLOCATION.............           1.35%        B                 $  7.51                  261
EQ/FRANKLIN TEMPLETON ALLOCATION.............           1.55%        B                 $  7.47                  234
EQ/FRANKLIN TEMPLETON ALLOCATION.............           1.60%        B                 $  7.46                  124
EQ/FRANKLIN TEMPLETON ALLOCATION.............           1.70%        B                 $  7.44                   --

EQ/GAMCO MERGERS AND ACQUISITIONS............           0.50%        B                 $ 12.08                   42
EQ/GAMCO MERGERS AND ACQUISITIONS............           1.15%        B                 $ 11.71                   74
EQ/GAMCO MERGERS AND ACQUISITIONS............           1.35%        B                 $ 11.60                  137
EQ/GAMCO MERGERS AND ACQUISITIONS............           1.55%        B                 $ 11.49                  130
EQ/GAMCO MERGERS AND ACQUISITIONS............           1.60%        B                 $ 11.47                   83
EQ/GAMCO MERGERS AND ACQUISITIONS............           1.70%        B                 $ 11.41                    3

EQ/GAMCO SMALL COMPANY VALUE.................           0.50%        B                 $ 34.01                   37
EQ/GAMCO SMALL COMPANY VALUE.................           1.15%        B                 $ 29.56                  152
EQ/GAMCO SMALL COMPANY VALUE.................           1.35%        B                 $ 28.30                  280
EQ/GAMCO SMALL COMPANY VALUE.................           1.55%        B                 $ 27.10                  280
EQ/GAMCO SMALL COMPANY VALUE.................           1.60%        B                 $ 26.80                  148
EQ/GAMCO SMALL COMPANY VALUE.................           1.70%        B                 $ 26.23                    1

EQ/GLOBAL BOND PLUS..........................           0.50%        B                 $ 11.75                   --
EQ/GLOBAL BOND PLUS..........................           1.15%        B                 $ 11.43                  234
EQ/GLOBAL BOND PLUS..........................           1.35%        B                 $ 11.41                  384
EQ/GLOBAL BOND PLUS..........................           1.55%        B                 $ 11.24                  417
EQ/GLOBAL BOND PLUS..........................           1.60%        B                 $ 11.21                  231
EQ/GLOBAL BOND PLUS..........................           1.70%        B                 $ 11.16                    1

EQ/GLOBAL MULTI-SECTOR EQUITY................           0.50%        B                 $ 18.29                   --
EQ/GLOBAL MULTI-SECTOR EQUITY................           1.15%        B                 $ 16.86                  804
EQ/GLOBAL MULTI-SECTOR EQUITY................           1.35%        B                 $ 16.45                1,252
EQ/GLOBAL MULTI-SECTOR EQUITY................           1.55%        B                 $ 16.04                1,240
EQ/GLOBAL MULTI-SECTOR EQUITY................           1.60%        B                 $ 15.94                  641
EQ/GLOBAL MULTI-SECTOR EQUITY................           1.70%        B                 $ 15.74                    3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.15%        A                 $ 21.10                  127
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           0.50%        B                 $ 23.11                   --

                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                 Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                                ------------------   -------------   ------------   -------------------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.15%        B                 $ 20.44                  279
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.35%        B                 $ 19.68                  690
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.55%        B                 $ 18.94                1,203
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.60%        B                 $ 18.76                  842
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........           1.70%        B                 $ 18.41                   21

EQ/INTERNATIONAL CORE PLUS...................           0.50%        B                 $ 13.14                  108
EQ/INTERNATIONAL CORE PLUS...................           1.15%        B                 $ 12.25                  223
EQ/INTERNATIONAL CORE PLUS...................           1.35%        B                 $ 11.99                  414
EQ/INTERNATIONAL CORE PLUS...................           1.55%        B                 $ 11.73                  418
EQ/INTERNATIONAL CORE PLUS...................           1.60%        B                 $ 11.67                  235
EQ/INTERNATIONAL CORE PLUS...................           1.70%        B                 $ 11.54                   --

EQ/INTERNATIONAL GROWTH......................           0.50%        B                 $ 13.56                   --
EQ/INTERNATIONAL GROWTH......................           1.15%        B                 $ 13.16                  147
EQ/INTERNATIONAL GROWTH......................           1.35%        B                 $ 13.03                  223
EQ/INTERNATIONAL GROWTH......................           1.55%        B                 $ 12.91                  180
EQ/INTERNATIONAL GROWTH......................           1.60%        B                 $ 12.88                  112
EQ/INTERNATIONAL GROWTH......................           1.70%        B                 $ 12.82                   --

EQ/JPMORGAN VALUE OPPORTUNITIES..............           0.50%        B                 $ 13.54                   --
EQ/JPMORGAN VALUE OPPORTUNITIES..............           1.15%        B                 $ 12.46                  419
EQ/JPMORGAN VALUE OPPORTUNITIES..............           1.35%        B                 $ 12.14                  544
EQ/JPMORGAN VALUE OPPORTUNITIES..............           1.55%        B                 $ 11.83                  228
EQ/JPMORGAN VALUE OPPORTUNITIES..............           1.60%        B                 $ 11.76                  154
EQ/JPMORGAN VALUE OPPORTUNITIES..............           1.70%        B                 $ 11.61                   13

EQ/LARGE CAP CORE PLUS.......................           0.50%        B                 $  9.18                    2
EQ/LARGE CAP CORE PLUS.......................           1.15%        B                 $  8.54                   45
EQ/LARGE CAP CORE PLUS.......................           1.35%        B                 $  8.35                  218
EQ/LARGE CAP CORE PLUS.......................           1.55%        B                 $  8.17                  246
EQ/LARGE CAP CORE PLUS.......................           1.60%        B                 $  8.12                  143
EQ/LARGE CAP CORE PLUS.......................           1.70%        B                 $  8.03                   --

EQ/LARGE CAP GROWTH INDEX....................           0.50%        B                 $  7.28                    1
EQ/LARGE CAP GROWTH INDEX....................           1.15%        B                 $  6.79                  532
EQ/LARGE CAP GROWTH INDEX....................           1.35%        B                 $  6.64                2,596
EQ/LARGE CAP GROWTH INDEX....................           1.55%        B                 $  6.50                2,378
EQ/LARGE CAP GROWTH INDEX....................           1.60%        B                 $  6.46                1,275
EQ/LARGE CAP GROWTH INDEX....................           1.70%        B                 $  6.39                   14

EQ/LARGE CAP GROWTH PLUS.....................           0.50%        B                 $ 15.55                    1
EQ/LARGE CAP GROWTH PLUS.....................           1.15%        B                 $ 14.31                  689
EQ/LARGE CAP GROWTH PLUS.....................           1.35%        B                 $ 13.95                1,678
EQ/LARGE CAP GROWTH PLUS.....................           1.55%        B                 $ 13.60                  887
EQ/LARGE CAP GROWTH PLUS.....................           1.60%        B                 $ 13.51                  453
EQ/LARGE CAP GROWTH PLUS.....................           1.70%        B                 $ 13.34                    1

EQ/LARGE CAP VALUE INDEX.....................           0.50%        B                 $  5.42                   --
EQ/LARGE CAP VALUE INDEX.....................           1.15%        B                 $  5.27                   85
EQ/LARGE CAP VALUE INDEX.....................           1.35%        B                 $  5.30                  239
EQ/LARGE CAP VALUE INDEX.....................           1.55%        B                 $  5.18                   80
EQ/LARGE CAP VALUE INDEX.....................           1.60%        B                 $  5.17                   77
EQ/LARGE CAP VALUE INDEX.....................           1.70%        B                 $  5.15                    5

EQ/LARGE CAP VALUE PLUS......................           1.15%        A                 $  6.08                2,585
EQ/LARGE CAP VALUE PLUS......................           0.50%        B                 $ 12.44                    4
EQ/LARGE CAP VALUE PLUS......................           1.15%        B                 $  6.03                4,834
EQ/LARGE CAP VALUE PLUS......................           1.15%        B                 $ 11.50                   --
EQ/LARGE CAP VALUE PLUS......................           1.35%        B                 $ 11.22                4,867
EQ/LARGE CAP VALUE PLUS......................           1.55%        B                 $ 10.95                5,070

                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                            Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                           ------------------   -------------   ------------   -------------------------
EQ/LARGE CAP VALUE PLUS.................           1.60%        B                 $ 10.89                2,371
EQ/LARGE CAP VALUE PLUS.................           1.70%        B                 $ 10.76                   53

EQ/LORD ABBETT GROWTH AND INCOME........           0.50%        B                 $  9.49                   --
EQ/LORD ABBETT GROWTH AND INCOME........           1.15%        B                 $  9.21                   37
EQ/LORD ABBETT GROWTH AND INCOME........           1.35%        B                 $  9.12                   82
EQ/LORD ABBETT GROWTH AND INCOME........           1.55%        B                 $  9.03                   52
EQ/LORD ABBETT GROWTH AND INCOME........           1.60%        B                 $  9.01                   80
EQ/LORD ABBETT GROWTH AND INCOME........           1.70%        B                 $  8.97                   --

EQ/LORD ABBETT LARGE CAP CORE...........           0.50%        B                 $ 11.25                   --
EQ/LORD ABBETT LARGE CAP CORE...........           1.15%        B                 $ 10.91                   93
EQ/LORD ABBETT LARGE CAP CORE...........           1.35%        B                 $ 10.81                   95
EQ/LORD ABBETT LARGE CAP CORE...........           1.55%        B                 $ 10.71                  110
EQ/LORD ABBETT LARGE CAP CORE...........           1.60%        B                 $ 10.68                   55
EQ/LORD ABBETT LARGE CAP CORE...........           1.70%        B                 $ 10.63                    1

EQ/MID CAP INDEX........................           0.50%        B                 $  9.99                    2
EQ/MID CAP INDEX........................           1.15%        B                 $  9.39                  381
EQ/MID CAP INDEX........................           1.35%        B                 $  9.22                  808
EQ/MID CAP INDEX........................           1.55%        B                 $  9.04                1,483
EQ/MID CAP INDEX........................           1.60%        B                 $  9.00                  670
EQ/MID CAP INDEX........................           1.70%        B                 $  8.92                   12

EQ/MID CAP VALUE PLUS...................           0.50%        B                 $ 15.18                    2
EQ/MID CAP VALUE PLUS...................           1.15%        B                 $ 13.97                1,031
EQ/MID CAP VALUE PLUS...................           1.35%        B                 $ 13.61                1,067
EQ/MID CAP VALUE PLUS...................           1.55%        B                 $ 13.27                1,891
EQ/MID CAP VALUE PLUS...................           1.60%        B                 $ 13.18                  776
EQ/MID CAP VALUE PLUS...................           1.70%        B                 $ 13.01                    7

EQ/MONEY MARKET.........................           1.15%        A                 $ 32.97                  241
EQ/MONEY MARKET.........................           0.00%        B                 $ 44.43                   23
EQ/MONEY MARKET.........................           0.50%        B                 $ 38.52                   --
EQ/MONEY MARKET.........................           1.15%        B                 $ 31.97                  508
EQ/MONEY MARKET.........................           1.35%        B                 $ 30.18                  813
EQ/MONEY MARKET.........................           1.55%        B                 $ 28.48                  807
EQ/MONEY MARKET.........................           1.60%        B                 $ 28.08                  889
EQ/MONEY MARKET.........................           1.70%        B                 $ 27.28                   73

EQ/MONTAG & CALDWELL GROWTH.............           0.50%        B                 $  5.45                   --
EQ/MONTAG & CALDWELL GROWTH.............           1.15%        B                 $  5.07                  294
EQ/MONTAG & CALDWELL GROWTH.............           1.35%        B                 $  4.96                  545
EQ/MONTAG & CALDWELL GROWTH.............           1.55%        B                 $  4.85                  577
EQ/MONTAG & CALDWELL GROWTH.............           1.60%        B                 $  4.82                  196
EQ/MONTAG & CALDWELL GROWTH.............           1.70%        B                 $  4.77                   --

EQ/MUTUAL LARGE CAP EQUITY..............           0.50%        B                 $  8.33                   --
EQ/MUTUAL LARGE CAP EQUITY..............           1.15%        B                 $  8.15                  104
EQ/MUTUAL LARGE CAP EQUITY..............           1.35%        B                 $  8.09                  191
EQ/MUTUAL LARGE CAP EQUITY..............           1.55%        B                 $  8.04                  125
EQ/MUTUAL LARGE CAP EQUITY..............           1.60%        B                 $  8.03                   76
EQ/MUTUAL LARGE CAP EQUITY..............           1.70%        B                 $  8.00                   --

EQ/OPPENHEIMER GLOBAL...................           0.50%        B                 $  9.51                   --
EQ/OPPENHEIMER GLOBAL...................           1.15%        B                 $  9.31                   74
EQ/OPPENHEIMER GLOBAL...................           1.35%        B                 $  9.25                  123
EQ/OPPENHEIMER GLOBAL...................           1.55%        B                 $  9.18                   95
EQ/OPPENHEIMER GLOBAL...................           1.60%        B                 $  9.17                   65
EQ/OPPENHEIMER GLOBAL...................           1.70%        B                 $  9.14                   --

                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                          Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                         ------------------   -------------   ------------   -------------------------
EQ/PIMCO ULTRA SHORT BOND.............           0.50%        B                 $ 11.36                   --
EQ/PIMCO ULTRA SHORT BOND.............           1.15%        B                 $ 11.02                  735
EQ/PIMCO ULTRA SHORT BOND.............           1.35%        B                 $ 10.91                1,232
EQ/PIMCO ULTRA SHORT BOND.............           1.55%        B                 $ 10.81                1,362
EQ/PIMCO ULTRA SHORT BOND.............           1.60%        B                 $ 10.78                  883
EQ/PIMCO ULTRA SHORT BOND.............           1.70%        B                 $ 10.73                   11

EQ/QUALITY BOND PLUS..................           0.50%        B                 $ 18.73                   --
EQ/QUALITY BOND PLUS..................           1.15%        B                 $ 16.84                  213
EQ/QUALITY BOND PLUS..................           1.35%        B                 $ 16.29                  328
EQ/QUALITY BOND PLUS..................           1.55%        B                 $ 15.77                  392
EQ/QUALITY BOND PLUS..................           1.60%        B                 $ 15.64                  276
EQ/QUALITY BOND PLUS..................           1.70%        B                 $ 15.38                    6

EQ/SMALL COMPANY INDEX................           0.50%        B                 $ 14.88                   --
EQ/SMALL COMPANY INDEX................           1.15%        B                 $ 13.75                  235
EQ/SMALL COMPANY INDEX................           1.35%        B                 $ 13.42                  536
EQ/SMALL COMPANY INDEX................           1.55%        B                 $ 13.10                  435
EQ/SMALL COMPANY INDEX................           1.60%        B                 $ 13.02                  195
EQ/SMALL COMPANY INDEX................           1.70%        B                 $ 12.86                    2

EQ/T. ROWE PRICE GROWTH STOCK.........           0.50%        B                 $ 16.84                    1
EQ/T. ROWE PRICE GROWTH STOCK.........           1.15%        B                 $ 14.63                  110
EQ/T. ROWE PRICE GROWTH STOCK.........           1.35%        B                 $ 14.01                  171
EQ/T. ROWE PRICE GROWTH STOCK.........           1.55%        B                 $ 13.41                  405
EQ/T. ROWE PRICE GROWTH STOCK.........           1.60%        B                 $ 13.27                  265
EQ/T. ROWE PRICE GROWTH STOCK.........           1.70%        B                 $ 12.98                    1

EQ/TEMPLETON GLOBAL EQUITY............           0.50%        B                 $  8.35                   --
EQ/TEMPLETON GLOBAL EQUITY............           1.15%        B                 $  8.17                   84
EQ/TEMPLETON GLOBAL EQUITY............           1.35%        B                 $  8.11                  121
EQ/TEMPLETON GLOBAL EQUITY............           1.55%        B                 $  8.06                  100
EQ/TEMPLETON GLOBAL EQUITY............           1.60%        B                 $  8.04                   48
EQ/TEMPLETON GLOBAL EQUITY............           1.70%        B                 $  8.02                   --

EQ/UBS GROWTH AND INCOME..............           0.50%        B                 $  5.30                   --
EQ/UBS GROWTH AND INCOME..............           1.15%        B                 $  4.93                   53
EQ/UBS GROWTH AND INCOME..............           1.35%        B                 $  4.82                  150
EQ/UBS GROWTH AND INCOME..............           1.55%        B                 $  4.71                  103
EQ/UBS GROWTH AND INCOME..............           1.60%        B                 $  4.69                   25
EQ/UBS GROWTH AND INCOME..............           1.70%        B                 $  4.63                   --

EQ/VAN KAMPEN COMSTOCK................           0.50%        B                 $  9.41                  172
EQ/VAN KAMPEN COMSTOCK................           1.15%        B                 $  9.12                   72
EQ/VAN KAMPEN COMSTOCK................           1.35%        B                 $  9.04                  128
EQ/VAN KAMPEN COMSTOCK................           1.55%        B                 $  8.95                   98
EQ/VAN KAMPEN COMSTOCK................           1.60%        B                 $  8.93                   84
EQ/VAN KAMPEN COMSTOCK................           1.70%        B                 $  8.89                   --

EQ/VAN KAMPEN MID CAP GROWTH..........           0.50%        B                 $ 13.50                   90
EQ/VAN KAMPEN MID CAP GROWTH..........           1.15%        B                 $ 13.09                  214
EQ/VAN KAMPEN MID CAP GROWTH..........           1.35%        B                 $ 12.97                  311
EQ/VAN KAMPEN MID CAP GROWTH..........           1.55%        B                 $ 12.84                  354
EQ/VAN KAMPEN MID CAP GROWTH..........           1.60%        B                 $ 12.81                  196
EQ/VAN KAMPEN MID CAP GROWTH..........           1.70%        B                 $ 12.75                    1

MULTIMANAGER AGGRESSIVE EQUITY........           1.15%        A                 $ 50.65                  151
MULTIMANAGER AGGRESSIVE EQUITY........           0.50%        B                 $ 57.33                   --
MULTIMANAGER AGGRESSIVE EQUITY........           1.15%        B                 $ 49.00                  149
MULTIMANAGER AGGRESSIVE EQUITY........           1.35%        B                 $ 46.68                  181
MULTIMANAGER AGGRESSIVE EQUITY........           1.55%        B                 $ 44.47                   92

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                              Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                             ------------------   -------------   ------------   -------------------------
MULTIMANAGER AGGRESSIVE EQUITY............           1.60%        B                 $ 43.93                  66
MULTIMANAGER AGGRESSIVE EQUITY............           1.70%        B                 $ 42.88                   1

MULTIMANAGER CORE BOND....................           0.50%        B                 $ 13.95                 106
MULTIMANAGER CORE BOND....................           1.15%        B                 $ 13.23                 407
MULTIMANAGER CORE BOND....................           1.35%        B                 $ 13.02                 774
MULTIMANAGER CORE BOND....................           1.55%        B                 $ 12.81                 916
MULTIMANAGER CORE BOND....................           1.60%        B                 $ 12.76                 555
MULTIMANAGER CORE BOND....................           1.70%        B                 $ 12.66                   4

MULTIMANAGER INTERNATIONAL EQUITY.........           0.50%        B                 $ 13.43                   1
MULTIMANAGER INTERNATIONAL EQUITY.........           1.15%        B                 $ 12.74                 200
MULTIMANAGER INTERNATIONAL EQUITY.........           1.35%        B                 $ 12.53                 332
MULTIMANAGER INTERNATIONAL EQUITY.........           1.55%        B                 $ 12.33                 365
MULTIMANAGER INTERNATIONAL EQUITY.........           1.60%        B                 $ 12.28                 249
MULTIMANAGER INTERNATIONAL EQUITY.........           1.70%        B                 $ 12.18                  --

MULTIMANAGER LARGE CAP CORE EQUITY........           0.50%        B                 $ 10.67                  --
MULTIMANAGER LARGE CAP CORE EQUITY........           1.15%        B                 $ 10.12                  50
MULTIMANAGER LARGE CAP CORE EQUITY........           1.35%        B                 $  9.96                 109
MULTIMANAGER LARGE CAP CORE EQUITY........           1.55%        B                 $  9.80                 191
MULTIMANAGER LARGE CAP CORE EQUITY........           1.60%        B                 $  9.76                  84
MULTIMANAGER LARGE CAP CORE EQUITY........           1.70%        B                 $  9.68                   1

MULTIMANAGER LARGE CAP GROWTH.............           0.50%        B                 $  8.22                  --
MULTIMANAGER LARGE CAP GROWTH.............           1.15%        B                 $  7.80                 127
MULTIMANAGER LARGE CAP GROWTH.............           1.35%        B                 $  7.68                 192
MULTIMANAGER LARGE CAP GROWTH.............           1.55%        B                 $  7.55                 270
MULTIMANAGER LARGE CAP GROWTH.............           1.60%        B                 $  7.52                 179
MULTIMANAGER LARGE CAP GROWTH.............           1.70%        B                 $  7.46                  --

MULTIMANAGER LARGE CAP VALUE..............           0.50%        B                 $ 11.76                  --
MULTIMANAGER LARGE CAP VALUE..............           1.15%        B                 $ 11.16                 172
MULTIMANAGER LARGE CAP VALUE..............           1.35%        B                 $ 10.98                 323
MULTIMANAGER LARGE CAP VALUE..............           1.55%        B                 $ 10.80                 391
MULTIMANAGER LARGE CAP VALUE..............           1.60%        B                 $ 10.76                 167
MULTIMANAGER LARGE CAP VALUE..............           1.70%        B                 $ 10.67                  --

MULTIMANAGER MID CAP GROWTH...............           0.50%        B                 $ 10.06                  --
MULTIMANAGER MID CAP GROWTH...............           1.15%        B                 $  9.55                 230
MULTIMANAGER MID CAP GROWTH...............           1.35%        B                 $  9.39                 277
MULTIMANAGER MID CAP GROWTH...............           1.55%        B                 $  9.24                 445
MULTIMANAGER MID CAP GROWTH...............           1.60%        B                 $  9.20                 183
MULTIMANAGER MID CAP GROWTH...............           1.70%        B                 $  9.13                   3

MULTIMANAGER MID CAP VALUE................           0.50%        B                 $ 13.24                  --
MULTIMANAGER MID CAP VALUE................           1.15%        B                 $ 12.57                 179
MULTIMANAGER MID CAP VALUE................           1.35%        B                 $ 12.37                 288
MULTIMANAGER MID CAP VALUE................           1.55%        B                 $ 12.17                 395
MULTIMANAGER MID CAP VALUE................           1.60%        B                 $ 12.12                 194
MULTIMANAGER MID CAP VALUE................           1.70%        B                 $ 12.02                   5

MULTIMANAGER MULTI-SECTOR BOND............           1.15%        A                 $ 29.22                  48
MULTIMANAGER MULTI-SECTOR BOND............           0.50%        B                 $ 32.86                  --
MULTIMANAGER MULTI-SECTOR BOND............           1.15%        B                 $ 28.26                 244
MULTIMANAGER MULTI-SECTOR BOND............           1.35%        B                 $ 26.98                 490
MULTIMANAGER MULTI-SECTOR BOND............           1.55%        B                 $ 25.75                 465
MULTIMANAGER MULTI-SECTOR BOND............           1.60%        B                 $ 25.45                 259
MULTIMANAGER MULTI-SECTOR BOND............           1.70%        B                 $ 24.86                   1

MULTIMANAGER SMALL CAP GROWTH.............           0.50%        B                 $  7.50                  --
MULTIMANAGER SMALL CAP GROWTH.............           1.15%        B                 $  6.97                 127

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                         Contract charges     Share Class     Unit Value     Units Outstanding (000s)
                                        ------------------   -------------   ------------   -------------------------
MULTIMANAGER SMALL CAP GROWTH........           1.35%        B                 $  6.82                  279
MULTIMANAGER SMALL CAP GROWTH........           1.55%        B                 $  6.66                  253
MULTIMANAGER SMALL CAP GROWTH........           1.60%        B                 $  6.63                  131
MULTIMANAGER SMALL CAP GROWTH........           1.70%        B                 $  6.55                   --

MULTIMANAGER SMALL CAP VALUE.........           0.50%        B                 $ 14.82                    1
MULTIMANAGER SMALL CAP VALUE.........           1.15%        B                 $ 13.70                  164
MULTIMANAGER SMALL CAP VALUE.........           1.35%        B                 $ 13.37                  327
MULTIMANAGER SMALL CAP VALUE.........           1.55%        B                 $ 13.05                  285
MULTIMANAGER SMALL CAP VALUE.........           1.60%        B                 $ 12.97                  138
MULTIMANAGER SMALL CAP VALUE.........           1.70%        B                 $ 12.81                    2

MULTIMANAGER TECHNOLOGY..............           0.50%        B                 $ 10.80                    1
MULTIMANAGER TECHNOLOGY..............           1.15%        B                 $ 10.25                  244
MULTIMANAGER TECHNOLOGY..............           1.35%        B                 $ 10.08                  469
MULTIMANAGER TECHNOLOGY..............           1.55%        B                 $  9.92                1,106
MULTIMANAGER TECHNOLOGY..............           1.60%        B                 $  9.88                  476
MULTIMANAGER TECHNOLOGY..............           1.70%        B                 $  9.80                    1

----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA AGGRESSIVE  AXA CONSERVATIVE
                                                        ALLOCATION       ALLOCATION
                                                     --------------- ------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $     194,185    $     835,515
 Expenses:..........................................
  Less: Asset-based charges.........................        267,242          480,932
                                                      -------------    -------------
Net Investment Income (Loss)........................        (73,057)         354,583
                                                      -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (3,538,109)      (2,471,786)
  Realized gain distribution from The Trusts........      2,353,848        1,205,045
                                                      -------------    -------------
 Net realized gain (loss)...........................     (1,184,261)      (1,266,741)
                                                      -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      5,770,687        3,720,961
                                                      -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,586,426        2,454,220
                                                      -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   4,513,369    $   2,808,803
                                                      =============    =============

                                                      AXA CONSERVATIVE-PLUS   AXA MODERATE   AXA MODERATE-PLUS
                                                            ALLOCATION         ALLOCATION        ALLOCATION
                                                     ----------------------- -------------- -------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................      $     605,913       $  3,139,144     $  1,293,973
 Expenses:..........................................
  Less: Asset-based charges.........................            439,897          2,852,132        1,352,211
                                                          -------------       ------------     ------------
Net Investment Income (Loss)........................            166,016            287,012          (58,238)
                                                          -------------       ------------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         (2,557,109)        (5,583,130)      (8,809,459)
  Realized gain distribution from The Trusts........          1,930,155         15,211,660        8,752,482
                                                          -------------       ------------     ------------
 Net realized gain (loss)...........................           (626,954)         9,628,530          (56,977)
                                                          -------------       ------------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................          4,414,181         22,573,715       17,618,613
                                                          -------------       ------------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................          3,787,227         32,202,245       17,561,636
                                                          -------------       ------------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   3,953,243       $ 32,489,257     $ 17,503,398
                                                          =============       ============     ============

                                                      EQ/ALLIANCEBERNSTEIN
                                                          INTERNATIONAL
                                                     ----------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................      $  1,717,521
 Expenses:..........................................
  Less: Asset-based charges.........................         1,027,363
                                                          ------------
Net Investment Income (Loss)........................           690,158
                                                          ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (2,785,884)
  Realized gain distribution from The Trusts........                --
                                                          ------------
 Net realized gain (loss)...........................        (2,785,884)
                                                          ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        18,908,946
                                                          ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        16,123,062
                                                          ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $ 16,813,220
                                                          ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/ALLIANCEBERNSTEIN  EQ/AXA FRANKLIN   EQ/BLACKROCK
                                                           SMALL CAP           SMALL CAP       BASIC VALUE
                                                             GROWTH            VALUE CORE        EQUITY
                                                     --------------------- ----------------- --------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................     $      9,960         $    10,744     $  1,663,141
 Expenses:..........................................
  Less: Asset-based charges.........................          629,339              17,921          914,001
                                                         ------------         -----------     ------------
Net Investment Income (Loss)........................         (619,379)             (7,177)         749,140
                                                         ------------         -----------     ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (3,392,140)           (854,837)      (2,692,354)
  Realized gain distribution from The Trusts........               --                  --               --
                                                         ------------         -----------     ------------
 Net realized gain (loss)...........................       (3,392,140)           (854,837)      (2,692,354)
                                                         ------------         -----------     ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       17,077,062             999,289       18,644,416
                                                         ------------         -----------     ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       13,684,922             144,452       15,952,062
                                                         ------------         -----------     ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $ 13,065,543         $   137,275     $ 16,701,202
                                                         ============         ===========     ============

                                                                              EQ/BOSTON
                                                          EQ/BLACKROCK         ADVISORS          EQ/CALVERT
                                                      INTERNATIONAL VALUE   EQUITY INCOME   SOCIALLY RESPONSIBLE
                                                     --------------------- --------------- ---------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................     $     689,362      $     156,548        $   1,270
 Expenses:..........................................
  Less: Asset-based charges.........................           493,315             99,053            7,747
                                                         -------------      -------------        ---------
Net Investment Income (Loss)........................           196,047             57,495           (6,477)
                                                         -------------      -------------        ---------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (3,334,494)        (1,960,134)         (45,713)
  Realized gain distribution from The Trusts........                --                 --               --
                                                         -------------      -------------        ---------
 Net realized gain (loss)...........................        (3,334,494)        (1,960,134)         (45,713)
                                                         -------------      -------------        ---------
 Change in unrealized appreciation
  (depreciation) of investments.....................        12,082,818          2,574,870          193,357
                                                         -------------      -------------        ---------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         8,748,324            614,736          147,644
                                                         -------------      -------------        ---------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   8,944,371      $     672,231        $ 141,167
                                                         =============      =============        =========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/CAPITAL         EQ/CAPITAL
                                                      GUARDIAN GROWTH   GUARDIAN RESEARCH
                                                     ----------------- -------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................    $   10,718        $     381,647
 Expenses:..........................................
  Less: Asset-based charges.........................        51,990              484,085
                                                        ----------        -------------
Net Investment Income (Loss)........................       (41,272)            (102,438)
                                                        ----------        -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (814,283)          (1,110,388)
  Realized gain distribution from The Trusts........            --                   --
                                                        ----------        -------------
 Net realized gain (loss)...........................      (814,283)          (1,110,388)
                                                        ----------        -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     2,080,973           10,245,836
                                                        ----------        -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     1,266,690            9,135,448
                                                        ----------        -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $1,225,418        $   9,033,010
                                                        ==========        =============

                                                                                          EQ/DAVIS
                                                         EQ/COMMON        EQ/CORE         NEW YORK       EQ/EQUITY
                                                        STOCK INDEX      BOND INDEX       VENTURE        500 INDEX
                                                     ---------------- --------------- --------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $    3,205,877   $     777,008   $      81,111   $  1,137,572
 Expenses:..........................................
  Less: Asset-based charges.........................       2,478,659         452,674          66,280        854,420
                                                      --------------   -------------   -------------   ------------
Net Investment Income (Loss)........................         727,218         324,334          14,831        283,152
                                                      --------------   -------------   -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (23,714,636)     (1,705,514)     (1,048,696)    (3,712,104)
  Realized gain distribution from The Trusts........              --              --              --        172,178
                                                      --------------   -------------   -------------   ------------
 Net realized gain (loss)...........................     (23,714,636)     (1,705,514)     (1,048,696)    (3,539,926)
                                                      --------------   -------------   -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      66,138,362       1,569,928       2,284,825     16,828,558
                                                      --------------   -------------   -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      42,423,726        (135,586)      1,236,129     13,288,632
                                                      --------------   -------------   -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   43,150,944   $     188,748   $   1,250,960   $ 13,571,784
                                                      ==============   =============   =============   ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/EQUITY     EQ/EVERGREEN    EQ/FRANKLIN
                                                       GROWTH PLUS        OMEGA      CORE BALANCED
                                                     --------------- -------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $     293,217    $   14,549    $     845,257
 Expenses:..........................................
  Less: Asset-based charges.........................        518,072       104,676          206,039
                                                      -------------    ----------    -------------
Net Investment Income (Loss)........................       (224,855)      (90,127)         639,218
                                                      -------------    ----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (3,112,486)     (442,596)      (2,666,938)
  Realized gain distribution from The Trusts........             --            --               --
                                                      -------------    ----------    -------------
 Net realized gain (loss)...........................     (3,112,486)     (442,596)      (2,666,938)
                                                      -------------    ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     11,776,067     2,967,147        5,640,971
                                                      -------------    ----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      8,663,581     2,524,551        2,974,033
                                                      -------------    ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   8,438,726    $2,434,424    $   3,613,251
                                                      =============    ==========    =============

                                                                               EQ/GAMCO        EQ/GAMCO
                                                           EQ/FRANKLIN        MERGERS AND   SMALL COMPANY
                                                      TEMPLETON ALLOCATION   ACQUISITIONS       VALUE
                                                     ---------------------- -------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................       $  115,240        $        --    $      87,997
 Expenses:..........................................
  Less: Asset-based charges.........................           64,350             66,034          274,246
                                                           ----------        -----------    -------------
Net Investment Income (Loss)........................           50,890            (66,034)        (186,249)
                                                           ----------        -----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         (583,939)          (280,166)      (1,326,768)
  Realized gain distribution from The Trusts........               --             26,175               --
                                                           ----------        -----------    -------------
 Net realized gain (loss)...........................         (583,939)          (253,991)      (1,326,768)
                                                           ----------        -----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        1,658,272          1,011,042        8,290,596
                                                           ----------        -----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        1,074,333            757,051        6,963,828
                                                           ----------        -----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $1,125,223        $   691,017    $   6,777,579
                                                           ==========        ===========    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                         EQ/GLOBAL     EQ/INTERMEDIATE
                                                        EQ/GLOBAL      MULTI-SECTOR       GOVERNMENT
                                                        BOND PLUS         EQUITY          BOND INDEX
                                                     --------------- ---------------- -----------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $     113,063   $      678,092    $    654,057
 Expenses:..........................................
  Less: Asset-based charges.........................        205,358          759,530       1,023,938
                                                      -------------   --------------    ------------
Net Investment Income (Loss)........................        (92,295)         (81,438)       (369,881)
                                                      -------------   --------------    ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,552,791)     (11,717,636)       (795,855)
  Realized gain distribution from The Trusts........         52,015               --              --
                                                      -------------   --------------    ------------
 Net realized gain (loss)...........................     (1,500,776)     (11,717,636)       (795,855)
                                                      -------------   --------------    ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      1,516,378       32,543,573      (1,665,704)
                                                      -------------   --------------    ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         15,602       20,825,937      (2,461,559)
                                                      -------------   --------------    ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $     (76,693)  $   20,744,499    $ (2,831,440)
                                                      =============   ==============    ============

                                                                                             EQ/JPMORGAN
                                                      EQ/INTERNATIONAL   EQ/INTERNATIONAL       VALUE
                                                          CORE PLUS           GROWTH        OPPORTUNITIES
                                                     ------------------ ------------------ ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................   $     435,669      $      82,506     $     206,355
 Expenses:..........................................
  Less: Asset-based charges.........................         185,449             88,529           209,542
                                                       -------------      -------------     -------------
Net Investment Income (Loss)........................         250,220             (6,023)           (3,187)
                                                       -------------      -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (2,689,067)        (1,108,777)       (1,552,062)
  Realized gain distribution from The Trusts........              --                 --                --
                                                       -------------      -------------     -------------
 Net realized gain (loss)...........................      (2,689,067)        (1,108,777)       (1,552,062)
                                                       -------------      -------------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       6,517,050          3,047,211         5,451,934
                                                       -------------      -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       3,827,983          1,938,434         3,899,872
                                                       -------------      -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   4,078,203      $   1,932,411     $   3,896,685
                                                       =============      =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LARGE CAP  EQ/LARGE CAP   EQ/LARGE CAP
                                                       CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                     ------------- -------------- --------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $  208,603    $    807,175   $    573,925
 Expenses:..........................................
  Less: Asset-based charges.........................      73,251         569,321        633,265
                                                      ----------    ------------   ------------
Net Investment Income (Loss)........................     135,352         237,854        (59,340)
                                                      ----------    ------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (468,620)     (2,628,560)    (4,970,294)
  Realized gain distribution from The Trusts........          --              --             --
                                                      ----------    ------------   ------------
 Net realized gain (loss)...........................    (468,620)     (2,628,560)    (4,970,294)
                                                      ----------    ------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................   1,426,999      14,112,296     18,194,131
                                                      ----------    ------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     958,379      11,483,736     13,223,837
                                                      ----------    ------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $1,093,731    $ 11,721,590   $ 13,164,497
                                                      ==========    ============   ============

                                                      EQ/LARGE CAP    EQ/LARGE CAP     EQ/LORD ABBETT
                                                       VALUE INDEX     VALUE PLUS     GROWTH AND INCOME
                                                     -------------- ---------------- ------------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $   187,617    $    3,562,240     $    14,649
 Expenses:..........................................
  Less: Asset-based charges.........................       28,168         2,357,766          28,051
                                                      -----------    --------------     -----------
Net Investment Income (Loss)........................      159,449         1,204,474         (13,402)
                                                      -----------    --------------     -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (696,845)      (25,588,821)       (424,800)
  Realized gain distribution from The Trusts........           --                --              --
                                                      -----------    --------------     -----------
 Net realized gain (loss)...........................     (696,845)      (25,588,821)       (424,800)
                                                      -----------    --------------     -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    1,001,859        53,245,582         760,409
                                                      -----------    --------------     -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      305,014        27,656,761         335,609
                                                      -----------    --------------     -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   464,463    $   28,861,235     $   322,207
                                                      ===========    ==============     ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/LORD ABBETT     EQ/MID CAP      EQ/MID CAP
                                                      LARGE CAP CORE       INDEX         VALUE PLUS
                                                     ---------------- --------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................   $    20,758     $     283,869   $    596,601
 Expenses:..........................................
  Less: Asset-based charges.........................        41,494           400,710        763,760
                                                       -----------     -------------   ------------
Net Investment Income (Loss)........................       (20,736)         (116,841)      (167,159)
                                                       -----------     -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (374,880)       (5,353,044)    (9,564,692)
  Realized gain distribution from The Trusts........            --                --             --
                                                       -----------     -------------   ------------
 Net realized gain (loss)...........................      (374,880)       (5,353,044)    (9,564,692)
                                                       -----------     -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,093,520        13,634,696     23,512,563
                                                       -----------     -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       718,640         8,281,652     13,947,871
                                                       -----------     -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   697,904     $   8,164,811   $ 13,780,712
                                                       ===========     =============   ============

                                                         EQ/MONEY       EQ/MONTAG &     EQ/MUTUAL LARGE
                                                          MARKET      CALDWELL GROWTH      CAP EQUITY
                                                     --------------- ----------------- -----------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $     24,395      $   27,212        $     6,577
 Expenses:..........................................
  Less: Asset-based charges.........................     1,794,733          99,666             50,960
                                                      ------------      ----------        -----------
Net Investment Income (Loss)........................    (1,770,338)        (72,454)           (44,383)
                                                      ------------      ----------        -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (9,488)       (921,402)          (764,114)
  Realized gain distribution from The Trusts........            --              --                 --
                                                      ------------      ----------        -----------
 Net realized gain (loss)...........................        (9,488)       (921,402)          (764,114)
                                                      ------------      ----------        -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         6,317       2,689,326          1,562,902
                                                      ------------      ----------        -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (3,171)      1,767,924            798,788
                                                      ------------      ----------        -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ (1,773,509)     $1,695,470        $   754,405
                                                      ============      ==========        ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                          EQ/PIMCO
                                                      EQ/OPPENHEIMER    ULTRA SHORT
                                                          GLOBAL            BOND
                                                     ---------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................   $    15,659     $     424,242
 Expenses:..........................................
  Less: Asset-based charges.........................        29,874           555,273
                                                       -----------     -------------
Net Investment Income (Loss)........................       (14,215)         (131,031)
                                                       -----------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (399,663)       (1,702,466)
  Realized gain distribution from The Trusts........            --            96,887
                                                       -----------     -------------
 Net realized gain (loss)...........................      (399,663)       (1,605,579)
                                                       -----------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     1,089,481         3,613,226
                                                       -----------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       689,818         2,007,647
                                                       -----------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   675,603     $   1,876,616
                                                       ===========     =============

                                                                                      EQ/T. ROWE
                                                       EQ/QUALITY       EQ/SMALL         PRICE      EQ/TEMPLETON
                                                        BOND PLUS    COMPANY INDEX   GROWTH STOCK   GLOBAL EQUITY
                                                     -------------- --------------- -------------- --------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................   $  540,589    $     218,984    $       --    $    37,643
 Expenses:..........................................
  Less: Asset-based charges.........................      215,810          226,138       153,291         35,086
                                                       ----------    -------------    ----------    -----------
Net Investment Income (Loss)........................      324,779           (7,154)     (153,291)         2,557
                                                       ----------    -------------    ----------    -----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (813,420)      (2,475,054)     (692,479)      (692,761)
  Realized gain distribution from The Trusts........           --               --            --             --
                                                       ----------    -------------    ----------    -----------
 Net realized gain (loss)...........................     (813,420)      (2,475,054)     (692,479)      (692,761)
                                                       ----------    -------------    ----------    -----------
 Change in unrealized appreciation
  (depreciation) of investments.....................    1,534,501        6,091,064     4,327,048      1,356,524
                                                       ----------    -------------    ----------    -----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      721,081        3,616,010     3,634,569        663,763
                                                       ----------    -------------    ----------    -----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $1,045,860    $   3,608,856    $3,481,278    $   666,320
                                                       ==========    =============    ==========    ===========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                            EQ/UBS        EQ/VAN KAMPEN
                                                      GROWTH AND INCOME      COMSTOCK
                                                     ------------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................     $    11,250       $   63,566
 Expenses:..........................................
  Less: Asset-based charges.........................          20,911           50,283
                                                         -----------       ----------
Net Investment Income (Loss)........................          (9,661)          13,283
                                                         -----------       ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (278,211)        (731,851)
  Realized gain distribution from The Trusts........              --               --
                                                         -----------       ----------
 Net realized gain (loss)...........................        (278,211)        (731,851)
                                                         -----------       ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         709,925        1,759,509
                                                         -----------       ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         431,714        1,027,658
                                                         -----------       ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   422,053       $1,040,941
                                                         ===========       ==========

                                                      EQ/VAN KAMPEN                                       MULTIMANAGER
                                                         MID CAP         MULTIMANAGER     MULTIMANAGER   INTERNATIONAL
                                                          GROWTH      AGGRESSIVE EQUITY     CORE BOND        EQUITY
                                                     --------------- ------------------- -------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $          --     $      43,478      $1,231,935    $     199,141
 Expenses:..........................................
  Less: Asset-based charges.........................        139,889           270,113         496,952          187,552
                                                      -------------     -------------      ----------    -------------
Net Investment Income (Loss)........................       (139,889)         (226,635)        734,983           11,589
                                                      -------------     -------------      ----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,440,046)       (2,098,845)       (226,958)      (2,300,258)
  Realized gain distribution from The Trusts........             --                --          89,825               --
                                                      -------------     -------------      ----------    -------------
 Net realized gain (loss)...........................     (1,440,046)       (2,098,845)       (137,133)      (2,300,258)
                                                      -------------     -------------      ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      6,048,216         7,560,940       1,682,949        5,561,418
                                                      -------------     -------------      ----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,608,170         5,462,095       1,545,816        3,261,160
                                                      -------------     -------------      ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   4,468,281     $   5,235,460      $2,280,799    $   3,272,749
                                                      =============     =============      ==========    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      MULTIMANAGER  MULTIMANAGER    MULTIMANAGER
                                                       LARGE CAP      LARGE CAP      LARGE CAP
                                                      CORE EQUITY      GROWTH          VALUE
                                                     ------------- -------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $   53,187     $    8,003    $     189,821
 Expenses:..........................................
  Less: Asset-based charges.........................      41,990         77,149          156,412
                                                      ----------     ----------    -------------
Net Investment Income (Loss)........................      11,197        (69,146)          33,409
                                                      ----------     ----------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (267,338)      (884,361)      (2,360,408)
  Realized gain distribution from The Trusts........          --             --               --
                                                      ----------     ----------    -------------
 Net realized gain (loss)...........................    (267,338)      (884,361)      (2,360,408)
                                                      ----------     ----------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................   1,281,539      2,565,475        4,340,603
                                                      ----------     ----------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................   1,014,201      1,681,114        1,980,195
                                                      ----------     ----------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $1,025,398     $1,611,968    $   2,013,604
                                                      ==========     ==========    =============

                                                       MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                         MID CAP         MID CAP       MULTI-SECTOR
                                                          GROWTH          VALUE            BOND
                                                     --------------- --------------- ---------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................  $          --   $     333,126   $   1,761,950
 Expenses:..........................................
  Less: Asset-based charges.........................        135,147         163,225         573,271
                                                      -------------   -------------   -------------
Net Investment Income (Loss)........................       (135,147)        169,901       1,188,679
                                                      -------------   -------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (1,635,179)     (2,087,816)     (4,793,975)
  Realized gain distribution from The Trusts........             --              --              --
                                                      -------------   -------------   -------------
 Net realized gain (loss)...........................     (1,635,179)     (2,087,816)     (4,793,975)
                                                      -------------   -------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      4,960,198       6,006,961       6,743,685
                                                      -------------   -------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      3,325,019       3,919,145       1,949,710
                                                      -------------   -------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   3,189,872   $   4,089,046   $   3,138,389
                                                      =============   =============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          MULTIMANAGER         MULTIMANAGER      MULTIMANAGER
                                                        SMALL CAP GROWTH     SMALL CAP VALUE      TECHNOLOGY
                                                       ------------------   -----------------   --------------
Income and Expenses:
 Investment Income:.................................
  Dividends from The Trusts.........................      $         --        $    110,708        $       --
 Expenses:..........................................
  Less: Asset-based charges.........................            63,689             160,485           275,057
                                                          ------------        ------------        ----------
Net Investment Income (Loss)........................           (63,689)            (49,777)         (275,057)
                                                          ------------        ------------        ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (1,380,678)         (3,220,399)         (979,859)
  Realized gain distribution from The Trusts........                --                  --                --
                                                          ------------        ------------        ----------
 Net realized gain (loss)...........................        (1,380,678)         (3,220,399)         (979,859)
                                                          ------------        ------------        ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................         2,717,524           5,789,851         9,451,248
                                                          ------------        ------------        ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         1,336,846           2,569,452         8,471,389
                                                          ------------        ------------        ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $  1,273,157        $  2,519,675        $8,196,332
                                                          ============        ============        ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                           AXA AGGRESSIVE
                                                             ALLOCATION
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (73,057)   $       46,145
 Net realized gain (loss) on investments.........    (1,184,261)           77,075
 Change in unrealized appreciation
  (depreciation) of investments..................     5,770,687       (10,925,209)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     4,513,369       (10,801,989)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       218,284           145,112
  Transfers between funds including
   guaranteed interest account, net..............     1,575,537         5,398,802
  Transfers for contract benefits and
   terminations..................................      (951,428)       (1,575,895)
  Contract maintenance charges...................      (108,553)          (91,753)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       733,840         3,876,266
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --                --
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     5,247,209        (6,925,723)
Net Assets - Beginning of Period.................    17,554,760        24,480,483
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 22,801,969    $   17,554,760
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           627               838
 Redeemed........................................          (552)             (490)
                                                   ------------    --------------
 Net Increase (Decrease).........................            75               348
                                                   ------------    --------------

                                                         AXA CONSERVATIVE              AXA CONSERVATIVE-PLUS
                                                            ALLOCATION                      ALLOCATION
                                                  ------------------------------- -------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    354,583    $  1,037,488    $    166,016    $    632,945
 Net realized gain (loss) on investments.........    (1,266,741)       (606,137)       (626,954)       (806,449)
 Change in unrealized appreciation
  (depreciation) of investments..................     3,720,961      (3,810,785)      4,414,181      (6,475,354)
                                                   ------------    ------------    ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................     2,808,803      (3,379,434)      3,953,243      (6,648,858)
                                                   ------------    ------------    ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       609,673         324,759         238,879         370,809
  Transfers between funds including
   guaranteed interest account, net..............    10,669,676      19,774,695       7,750,640      10,159,491
  Transfers for contract benefits and
   terminations..................................    (5,176,706)     (4,167,724)     (3,348,886)     (3,982,861)
  Contract maintenance charges...................      (131,445)        (70,370)       (107,650)        (71,688)
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     5,971,198      15,861,360       4,532,983       6,475,751
                                                   ------------    ------------    ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Increase (Decrease) in Net Assets................     8,780,001      12,481,926       8,486,226        (173,107)
Net Assets - Beginning of Period.................    31,028,826      18,546,900      27,253,154      27,426,261
                                                   ------------    ------------    ------------    ------------
Net Assets - End of Period.......................  $ 39,808,827    $ 31,028,826    $ 35,739,380    $ 27,253,154
                                                   ============    ============    ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --              --              --
 Redeemed........................................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease).........................            --              --              --              --
                                                   ------------    ------------    ------------    ------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................         1,976           2,557           1,333           1,705
 Redeemed........................................        (1,402)         (1,080)           (858)         (1,121)
                                                   ------------    ------------    ------------    ------------
 Net Increase (Decrease).........................           574           1,477             475             584
                                                   ------------    ------------    ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE
                                                              ALLOCATION
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     287,012    $     5,897,863
 Net realized gain (loss) on investments.........      9,628,530         19,346,096
 Change in unrealized appreciation
  (depreciation) of investments..................     22,573,715       (108,258,241)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     32,489,257        (83,014,282)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      2,283,099          2,405,491
  Transfers between funds including
   guaranteed interest account, net..............      7,919,506          3,735,495
  Transfers for contract benefits and
   terminations..................................    (21,924,109)       (39,216,453)
  Contract maintenance charges...................       (960,813)          (948,681)
                                                   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (12,682,317)       (34,024,148)
                                                   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            (35)        (4,515,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     19,806,905       (121,553,430)
Net Assets - Beginning of Period.................    223,245,375        344,798,805
                                                   -------------    ---------------
Net Assets - End of Period.......................  $ 243,052,280    $   223,245,375
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            128                 98
 Redeemed........................................            (98)              (126)
                                                   -------------    ---------------
 Net Increase (Decrease).........................             30                (28)
                                                   -------------    ---------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            445                519
 Redeemed........................................           (822)            (1,288)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (377)              (769)
                                                   -------------    ---------------

                                                          AXA MODERATE-PLUS                EQ/ALLIANCEBERNSTEIN
                                                             ALLOCATION                       INTERNATIONAL
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    (58,238)   $      907,635   $      690,158   $     1,497,831
 Net realized gain (loss) on investments.........        (56,977)        2,542,134       (2,785,884)        8,353,996
 Change in unrealized appreciation
  (depreciation) of investments..................     17,618,613       (48,476,768)      18,908,946       (94,361,026)
                                                    ------------    --------------   --------------   ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,503,398       (45,026,999)      16,813,220       (84,509,199)
                                                    ------------    --------------   --------------   ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        671,219           727,685          546,998           669,553
  Transfers between funds including
   guaranteed interest account, net..............      4,321,731        17,506,485       (5,576,368)      (10,042,392)
  Transfers for contract benefits and
   terminations..................................     (5,407,860)       (8,516,171)      (5,350,682)      (13,649,409)
  Contract maintenance charges...................       (434,333)         (378,692)        (353,939)         (441,352)
                                                    ------------    --------------   --------------   ---------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       (849,243)        9,339,307      (10,733,991)      (23,463,600)
                                                    ------------    --------------   --------------   ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --                --               --          (269,000)
                                                    ------------    --------------   --------------   ---------------
Increase (Decrease) in Net Assets................     16,654,155       (35,687,692)       6,079,229      (108,241,799)
Net Assets - Beginning of Period.................     91,879,903       127,567,595       73,656,317       181,898,116
                                                    ------------    --------------   --------------   ---------------
Net Assets - End of Period.......................   $108,534,058    $   91,879,903   $   79,735,546   $    73,656,317
                                                    ============    ==============   ==============   ===============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --                --               39                14
 Redeemed........................................             --                --             (155)             (177)
                                                    ------------    --------------   --------------   ---------------
 Net Increase (Decrease).........................             --                --             (116)             (163)
                                                    ------------    --------------   --------------   ---------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          1,597             2,881              166               339
 Redeemed........................................         (1,781)           (2,196)          (1,073)           (1,668)
                                                    ------------    --------------   --------------   ---------------
 Net Increase (Decrease).........................           (184)              685             (907)           (1,329)
                                                    ------------    --------------   --------------   ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/ALLIANCEBERNSTEIN
                                                          SMALL CAP GROWTH
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (619,379)   $     (982,315)
 Net realized gain (loss) on investments.........    (3,392,140)       (1,001,499)
 Change in unrealized appreciation
  (depreciation) of investments..................    17,077,062       (36,738,084)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................    13,065,543       (38,721,898)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       334,685           386,651
  Transfers between funds including
   guaranteed interest account, net..............    (2,806,083)       (4,317,721)
  Transfers for contract benefits and
   terminations..................................    (3,595,947)       (7,382,378)
  Contract maintenance charges...................      (216,160)         (240,082)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (6,283,505)      (11,553,530)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (23,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     6,782,038       (50,298,428)
Net Assets - Beginning of Period.................    42,906,724        93,205,152
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 49,688,762    $   42,906,724
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            14                20
 Redeemed........................................           (41)              (41)
                                                   ------------    --------------
 Net Increase (Decrease).........................           (27)              (21)
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            93               145
 Redeemed........................................          (573)             (826)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (480)             (681)
                                                   ------------    --------------

                                                      EQ/AXA FRANKLIN SMALL            EQ/BLACKROCK BASIC
                                                         CAP VALUE CORE                   VALUE EQUITY
                                                  ----------------------------- --------------------------------
                                                       2009           2008            2009            2008
                                                  -------------- -------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (7,177)    $   (5,506)   $    749,140    $      112,262
 Net realized gain (loss) on investments.........     (854,837)      (302,036)     (2,692,354)         (248,838)
 Change in unrealized appreciation
  (depreciation) of investments..................      999,289       (610,370)     18,644,416       (41,345,683)
                                                    ----------     ----------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      137,275       (917,912)     16,701,202       (41,482,259)
                                                    ----------     ----------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       18,446          3,308         230,548           331,435
  Transfers between funds including
   guaranteed interest account, net..............     (949,207)     1,859,084        (596,193)       (7,773,695)
  Transfers for contract benefits and
   terminations..................................      (60,963)      (147,615)     (4,939,940)      (11,572,057)
  Contract maintenance charges...................       (5,916)        (7,088)       (297,657)         (318,944)
                                                    ----------     ----------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (997,640)     1,707,689      (5,603,242)      (19,333,261)
                                                    ----------     ----------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --             70              --          (160,000)
                                                    ----------     ----------    ------------    --------------
Increase (Decrease) in Net Assets................     (860,365)       789,847      11,097,960       (60,975,520)
Net Assets - Beginning of Period.................    2,132,697      1,342,850      63,088,904       124,064,424
                                                    ----------     ----------    ------------    --------------
Net Assets - End of Period.......................   $1,272,332     $2,132,697    $ 74,186,864    $   63,088,904
                                                    ==========     ==========    ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --             --              --                --
 Redeemed........................................           --             --              --                --
                                                    ----------     ----------    ------------    --------------
 Net Increase (Decrease).........................           --             --              --                --
                                                    ----------     ----------    ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           87            333             305               234
 Redeemed........................................         (263)          (138)           (661)           (1,194)
                                                    ----------     ----------    ------------    --------------
 Net Increase (Decrease).........................         (176)           195            (356)             (960)
                                                    ----------     ----------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/BLACKROCK
                                                        INTERNATIONAL VALUE
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    196,047    $      336,605
 Net realized gain (loss) on investments.........    (3,334,494)        5,200,749
 Change in unrealized appreciation
  (depreciation) of investments..................    12,082,818       (36,278,703)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     8,944,371       (30,741,349)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       183,139           238,871
  Transfers between funds including
   guaranteed interest account, net..............    (2,407,434)       (8,662,764)
  Transfers for contract benefits and
   terminations..................................    (2,979,836)       (6,775,449)
  Contract maintenance charges...................      (175,799)         (192,766)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (5,379,930)      (15,392,108)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (50,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     3,564,441       (46,183,457)
Net Assets - Beginning of Period.................    34,791,415        80,974,872
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 38,355,856    $   34,791,415
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           257               179
 Redeemed........................................          (611)             (949)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (354)             (770)
                                                   ------------    --------------

                                                        EQ/BOSTON ADVISORS                 EQ/CALVERT
                                                           EQUITY INCOME              SOCIALLY RESPONSIBLE
                                                  ------------------------------- ----------------------------
                                                        2009            2008           2009           2008
                                                  --------------- --------------- -------------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      57,495   $      81,949    $ (6,477)     $  (10,442)
 Net realized gain (loss) on investments.........     (1,960,134)       (377,427)    (45,713)        (45,667)
 Change in unrealized appreciation
  (depreciation) of investments..................      2,574,870      (3,375,238)    193,357        (422,966)
                                                   -------------   -------------    --------      ----------
 Net Increase (decrease) in net assets from
  operations.....................................        672,231      (3,670,716)    141,167        (479,075)
                                                   -------------   -------------    --------      ----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         28,705           8,562       7,086           4,909
  Transfers between funds including
   guaranteed interest account, net..............     (1,080,156)        607,929     (27,896)         29,576
  Transfers for contract benefits and
   terminations..................................       (493,039)     (1,165,126)    (17,509)       (159,630)
  Contract maintenance charges...................        (28,476)        (30,443)     (2,017)         (2,810)
                                                   -------------   -------------    --------      ----------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (1,572,966)       (579,078)    (40,336)       (127,955)
                                                   -------------   -------------    --------      ----------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --          22,000          --              --
                                                   -------------   -------------    --------      ----------
Increase (Decrease) in Net Assets................       (900,735)     (4,227,794)    100,831        (607,030)
Net Assets - Beginning of Period.................      7,632,204      11,859,998     503,860       1,110,890
                                                   -------------   -------------    --------      ----------
Net Assets - End of Period.......................  $   6,731,469   $   7,632,204    $604,691      $  503,860
                                                   =============   =============    ========      ==========
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --              --          --              --
 Redeemed........................................             --              --          --              --
                                                   -------------   -------------    --------      ----------
 Net Increase (Decrease).........................             --              --          --              --
                                                   -------------   -------------    --------      ----------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            335             524           7              40
 Redeemed........................................           (662)           (592)        (13)            (57)
                                                   -------------   -------------    --------      ----------
 Net Increase (Decrease).........................           (327)            (68)         (6)            (17)
                                                   -------------   -------------    --------      ----------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/CAPITAL                       EQ/CAPITAL
                                                          GUARDIAN GROWTH                GUARDIAN RESEARCH
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (41,272)  $     (65,880)  $   (102,438)   $     (314,738)
 Net realized gain (loss) on investments.........       (814,283)       (412,854)    (1,110,388)        5,442,939
 Change in unrealized appreciation
  (depreciation) of investments..................      2,080,973      (2,544,929)    10,245,836       (31,820,981)
                                                   -------------   -------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      1,225,418      (3,023,663)     9,033,010       (26,692,780)
                                                   -------------   -------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........              8          27,473        270,601           266,271
  Transfers between funds including
   guaranteed interest account, net..............     (1,464,130)        276,389     (3,059,524)       (9,607,267)
  Transfers for contract benefits and
   terminations..................................       (144,760)     (2,283,431)    (2,956,038)       (6,934,164)
  Contract maintenance charges...................        (15,091)        (23,691)      (166,599)         (195,866)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (1,623,973)     (2,003,260)    (5,911,560)      (16,471,026)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --              --             --          (395,000)
                                                   -------------   -------------   ------------    --------------
Increase (Decrease) in Net Assets................       (398,555)     (5,026,923)     3,121,450       (43,558,806)
Net Assets - Beginning of Period.................      4,111,195       9,138,118     34,804,852        78,363,658
                                                   -------------   -------------   ------------    --------------
Net Assets - End of Period.......................  $   3,712,640   $   4,111,195   $ 37,926,302    $   34,804,852
                                                   =============   =============   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --              --             --                --
 Redeemed........................................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................             57             118             65               121
 Redeemed........................................           (203)           (267)          (781)           (1,614)
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................           (146)           (149)          (716)           (1,493)
                                                   -------------   -------------   ------------    --------------

                                                              EQ/COMMON
                                                           STOCK INDEX (g)
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     727,218    $       632,872
 Net realized gain (loss) on investments.........    (23,714,636)       (16,962,615)
 Change in unrealized appreciation
  (depreciation) of investments..................     66,138,362       (147,411,408)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     43,150,944       (163,741,151)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      1,912,772          2,371,830
  Transfers between funds including
   guaranteed interest account, net..............    (10,657,396)       (29,545,122)
  Transfers for contract benefits and
   terminations..................................    (13,576,995)       (34,558,772)
  Contract maintenance charges...................     (1,101,415)        (1,255,722)
                                                   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (23,423,034)       (62,987,786)
                                                   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........      1,186,829           (287,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     20,914,739       (227,015,937)
Net Assets - Beginning of Period.................    185,612,977        412,628,914
                                                   -------------    ---------------
Net Assets - End of Period.......................  $ 206,527,716    $   185,612,977
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................              4                  9
 Redeemed........................................            (27)               (48)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            (23)               (39)
                                                   -------------    ---------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................             30                 17
 Redeemed........................................           (155)              (261)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (125)              (244)
                                                   -------------    ---------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/CORE
                                                           BOND INDEX (e)
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    324,334    $      981,822
 Net realized gain (loss) on investments.........    (1,705,514)       (2,040,351)
 Change in unrealized appreciation
  (depreciation) of investments..................     1,569,928        (3,731,083)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................       188,748        (4,789,612)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       110,599           122,737
  Transfers between funds including
   guaranteed interest account, net..............     2,623,976       (12,511,848)
  Transfers for contract benefits and
   terminations..................................    (2,975,660)       (5,798,955)
  Contract maintenance charges...................      (127,121)         (130,871)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      (368,206)      (18,318,937)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --                --
                                                   ------------    --------------
Increase (Decrease) in Net Assets................      (179,458)      (23,108,549)
Net Assets - Beginning of Period.................    33,224,385        56,332,934
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 33,044,927    $   33,224,385
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           609               221
 Redeemed........................................          (651)           (1,561)
                                                   ------------    --------------
 Net Increase (Decrease).........................           (42)           (1,340)
                                                   ------------    --------------

                                                             EQ/DAVIS                        EQ/EQUITY
                                                         NEW YORK VENTURE                    500 INDEX
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      14,831   $     (53,751)  $    283,152    $      153,789
 Net realized gain (loss) on investments.........     (1,048,696)       (676,421)    (3,539,926)       (1,592,428)
 Change in unrealized appreciation
  (depreciation) of investments..................      2,284,825      (2,403,103)    16,828,558       (38,589,963)
                                                   -------------   -------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      1,250,960      (3,133,275)    13,571,784       (40,028,602)
                                                   -------------   -------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         16,350          10,950        564,780           491,667
  Transfers between funds including
   guaranteed interest account, net..............        455,051       2,235,596     (1,282,872)       (8,343,591)
  Transfers for contract benefits and
   terminations..................................       (624,026)       (396,467)    (4,420,896)       (9,632,215)
  Contract maintenance charges...................        (23,998)        (22,330)      (302,321)         (320,687)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       (176,623)      1,827,749     (5,441,309)      (17,804,826)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --             384             --          (385,000)
                                                   -------------   -------------   ------------    --------------
Increase (Decrease) in Net Assets................      1,074,337      (1,305,142)     8,130,475       (58,218,428)
Net Assets - Beginning of Period.................      4,548,418       5,853,560     59,218,139       117,436,567
                                                   -------------   -------------   ------------    --------------
Net Assets - End of Period.......................  $   5,622,755   $   4,548,418   $ 67,348,614    $   59,218,139
                                                   =============   =============   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --              --             --                --
 Redeemed........................................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            212             433            320               247
 Redeemed........................................           (250)           (277)          (580)             (937)
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................            (38)            156           (260)             (690)
                                                   -------------   -------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/EQUITY
                                                            GROWTH PLUS
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (224,855)   $     (312,945)
 Net realized gain (loss) on investments.........    (3,112,486)        1,908,824
 Change in unrealized appreciation
  (depreciation) of investments..................    11,776,067       (30,196,733)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     8,438,726       (28,600,854)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       146,010           212,912
  Transfers between funds including
   guaranteed interest account, net..............    (5,037,476)         (536,693)
  Transfers for contract benefits and
   terminations..................................    (3,063,911)       (5,980,509)
  Contract maintenance charges...................      (171,647)         (190,524)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (8,127,024)       (6,494,814)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --            40,000
                                                   ------------    --------------
Increase (Decrease) in Net Assets................       311,702       (35,055,668)
Net Assets - Beginning of Period.................    37,948,244        73,003,912
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 38,259,946    $   37,948,244
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           159               558
 Redeemed........................................          (859)           (1,025)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (700)             (467)
                                                   ------------    --------------

                                                           EQ/EVERGREEN                     EQ/FRANKLIN
                                                               OMEGA                       CORE BALANCED
                                                  ------------------------------- -------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (90,127)   $     (65,181)  $    639,218    $    847,869
 Net realized gain (loss) on investments.........      (442,596)         (83,829)    (2,666,938)     (1,180,804)
 Change in unrealized appreciation
  (depreciation) of investments..................     2,967,147       (2,133,841)     5,640,971      (6,703,627)
                                                    -----------    -------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................     2,434,424       (2,282,851)     3,613,251      (7,036,562)
                                                    -----------    -------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        61,432           27,298         86,161          97,987
  Transfers between funds including
   guaranteed interest account, net..............     4,357,407         (644,776)       782,051         878,650
  Transfers for contract benefits and
   terminations..................................      (581,098)        (663,252)    (1,371,882)     (2,178,160)
  Contract maintenance charges...................       (29,706)         (21,620)       (56,436)        (56,466)
                                                    -----------    -------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     3,808,035       (1,302,350)      (560,106)     (1,257,989)
                                                    -----------    -------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --          (34,000)           (19)            (98)
                                                    -----------    -------------   ------------    ------------
Increase (Decrease) in Net Assets................     6,242,459       (3,619,201)     3,053,126      (8,294,649)
Net Assets - Beginning of Period.................     5,447,558        9,066,759     13,811,006      22,105,655
                                                    -----------    -------------   ------------    ------------
Net Assets - End of Period.......................   $11,690,017    $   5,447,558   $ 16,864,132    $ 13,811,006
                                                    ===========    =============   ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --               --             --              --
 Redeemed........................................            --               --             --              --
                                                    -----------    -------------   ------------    ------------
 Net Increase (Decrease).........................            --               --             --              --
                                                    -----------    -------------   ------------    ------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           659              139            482             579
 Redeemed........................................          (243)            (282)          (582)           (727)
                                                    -----------    -------------   ------------    ------------
 Net Increase (Decrease).........................           416             (143)          (100)           (148)
                                                    -----------    -------------   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/FRANKLIN                      EQ/GAMCO
                                                       TEMPLETON ALLOCATION         MERGERS AND ACQUISITIONS
                                                  ------------------------------ ------------------------------
                                                       2009            2008           2009            2008
                                                  -------------- --------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   50,890    $     133,028    $  (66,034)   $     (48,893)
 Net realized gain (loss) on investments.........     (583,939)        (535,171)     (253,991)         (17,702)
 Change in unrealized appreciation
  (depreciation) of investments..................    1,658,272       (1,869,014)    1,011,042         (807,202)
                                                    ----------    -------------    ----------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................    1,125,223       (2,271,157)      691,017         (873,797)
                                                    ----------    -------------    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       94,472        1,658,751        28,761          387,884
  Transfers between funds including
   guaranteed interest account, net..............      470,018          430,049       592,539         (780,853)
  Transfers for contract benefits and
   terminations..................................     (170,848)        (375,036)     (345,079)      (1,360,916)
  Contract maintenance charges...................      (18,304)         (30,142)      (20,336)         (20,043)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      375,338        1,683,622       255,885       (1,773,928)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --              328            --               --
                                                    ----------    -------------    ----------    -------------
Increase (Decrease) in Net Assets................    1,500,561         (587,207)      946,902       (2,647,725)
Net Assets - Beginning of Period.................    3,902,024        4,489,231     4,506,637        7,154,362
                                                    ----------    -------------    ----------    -------------
Net Assets - End of Period.......................   $5,402,585    $   3,902,024    $5,453,539    $   4,506,637
                                                    ==========    =============    ==========    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --            --               --
 Redeemed........................................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          216              430           148              168
 Redeemed........................................         (154)            (243)         (125)            (322)
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................           62              187            23             (154)
                                                    ----------    -------------    ----------    -------------

                                                             EQ/GAMCO
                                                       SMALL COMPANY VALUE
                                                  ------------------------------
                                                        2009           2008
                                                  --------------- --------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (186,249)   $   (171,855)
 Net realized gain (loss) on investments.........    (1,326,768)        378,902
 Change in unrealized appreciation
  (depreciation) of investments..................     8,290,596      (7,569,043)
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................     6,777,579      (7,361,996)
                                                   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       104,407          63,714
  Transfers between funds including
   guaranteed interest account, net..............     3,005,153       3,268,783
  Transfers for contract benefits and
   terminations..................................    (1,471,922)     (2,172,141)
  Contract maintenance charges...................       (85,577)        (66,029)
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     1,552,061       1,094,327
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --          40,000
                                                   ------------    ------------
Increase (Decrease) in Net Assets................     8,329,640      (6,227,669)
Net Assets - Beginning of Period.................    17,006,957      23,234,626
                                                   ------------    ------------
Net Assets - End of Period.......................  $ 25,336,597    $ 17,006,957
                                                   ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --
 Redeemed........................................            --              --
                                                   ------------    ------------
 Net Increase (Decrease).........................            --              --
                                                   ------------    ------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           258             277
 Redeemed........................................          (199)           (229)
                                                   ------------    ------------
 Net Increase (Decrease).........................            59              48
                                                   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/GLOBAL                        EQ/GLOBAL
                                                             BOND PLUS                   MULTI-SECTOR EQUITY
                                                  ------------------------------- ---------------------------------
                                                        2009            2008            2009             2008
                                                  --------------- --------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (92,295)   $  2,640,775    $      (81,438)  $  (1,149,730)
 Net realized gain (loss) on investments.........    (1,500,776)        (44,141)      (11,717,636)      6,020,065
 Change in unrealized appreciation
  (depreciation) of investments..................     1,516,378      (2,678,687)       32,543,573     (73,893,183)
                                                   ------------    ------------    --------------   -------------
 Net Increase (decrease) in net assets from
  operations.....................................       (76,693)        (82,053)       20,744,499     (69,022,848)
                                                   ------------    ------------    --------------   -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        59,994         105,147           286,415         475,198
  Transfers between funds including
   guaranteed interest account, net..............      (620,232)     10,012,598         1,075,030      (7,237,527)
  Transfers for contract benefits and
   terminations..................................    (1,516,485)     (4,054,836)       (4,109,358)     (9,163,104)
  Contract maintenance charges...................       (55,604)        (59,954)         (250,294)       (280,267)
                                                   ------------    ------------    --------------   -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (2,132,327)      6,002,955        (2,998,207)    (16,205,700)
                                                   ------------    ------------    --------------   -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --              --                --        (395,000)
                                                   ------------    ------------    --------------   -------------
Increase (Decrease) in Net Assets................    (2,209,020)      5,920,902        17,746,292     (85,623,548)
Net Assets - Beginning of Period.................    16,556,579      10,635,677        46,586,672     132,210,220
                                                   ------------    ------------    --------------   -------------
Net Assets - End of Period.......................  $ 14,347,559    $ 16,556,579    $   64,332,964   $  46,586,672
                                                   ============    ============    ==============   =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --                --              --
 Redeemed........................................            --              --                --              --
                                                   ------------    ------------    --------------   -------------
 Net Increase (Decrease).........................            --              --                --              --
                                                   ------------    ------------    --------------   -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           432           2,275             1,269           1,485
 Redeemed........................................          (635)         (1,788)           (1,550)         (2,284)
                                                   ------------    ------------    --------------   -------------
 Net Increase (Decrease).........................          (203)            487              (281)           (799)
                                                   ------------    ------------    --------------   -------------

                                                            EQ/INTERMEDIATE
                                                         GOVERNMENT BOND INDEX
                                                  -----------------------------------
                                                        2009              2008
                                                  ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (369,881)   $   1,324,071
 Net realized gain (loss) on investments.........        (795,855)        (423,421)
 Change in unrealized appreciation
  (depreciation) of investments..................      (1,665,704)         796,576
                                                   --------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      (2,831,440)       1,697,226
                                                   --------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         365,119          411,083
  Transfers between funds including
   guaranteed interest account, net..............      (7,630,871)      (2,120,465)
  Transfers for contract benefits and
   terminations..................................      (9,841,760)     (13,067,578)
  Contract maintenance charges...................        (202,039)        (205,254)
                                                   --------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (17,309,551)     (14,982,214)
                                                   --------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........              --               --
                                                   --------------    -------------
Increase (Decrease) in Net Assets................     (20,140,991)     (13,284,988)
Net Assets - Beginning of Period.................      81,096,008       94,380,996
                                                   --------------    -------------
Net Assets - End of Period.......................  $   60,955,017    $  81,096,008
                                                   ==============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................               8               92
 Redeemed........................................             (85)             (93)
                                                   --------------    -------------
 Net Increase (Decrease).........................             (77)              (1)
                                                   --------------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................             194              597
 Redeemed........................................          (1,005)          (1,367)
                                                   --------------    -------------
 Net Increase (Decrease).........................            (811)            (770)
                                                   --------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/INTERNATIONAL
                                                             CORE PLUS
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    250,220    $       32,667
 Net realized gain (loss) on investments.........    (2,689,067)       (1,486,606)
 Change in unrealized appreciation
  (depreciation) of investments..................     6,517,050        (9,833,163)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     4,078,203       (11,287,102)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        56,177           627,655
  Transfers between funds including
   guaranteed interest account, net..............     1,548,689         2,780,029
  Transfers for contract benefits and
   terminations..................................      (996,818)       (5,363,324)
  Contract maintenance charges...................       (54,483)          (72,930)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       553,565        (2,028,570)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (40,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     4,631,768       (13,355,672)
Net Assets - Beginning of Period.................    12,160,222        25,515,894
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 16,791,990    $   12,160,222
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           355               553
 Redeemed........................................          (307)             (721)
                                                   ------------    --------------
 Net Increase (Decrease).........................            48              (168)
                                                   ------------    --------------


                                                         EQ/INTERNATIONAL                   EQ/JPMORGAN
                                                              GROWTH                    VALUE OPPORTUNITIES
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      (6,023)  $     (34,051)  $     (3,187)   $       69,489
 Net realized gain (loss) on investments.........     (1,108,777)       (418,339)    (1,552,062)         (500,133)
 Change in unrealized appreciation
  (depreciation) of investments..................      3,047,211      (3,382,626)     5,451,934       (10,402,733)
                                                   -------------   -------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      1,932,411      (3,835,016)     3,896,685       (10,833,377)
                                                   -------------   -------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         60,256          33,298         60,419            61,242
  Transfers between funds including
   guaranteed interest account, net..............      1,712,508       2,101,002       (777,562)       (2,148,314)
  Transfers for contract benefits and
   terminations..................................       (427,925)       (740,867)    (1,149,107)       (2,455,176)
  Contract maintenance charges...................        (26,720)        (24,333)       (79,885)          (86,926)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      1,318,119       1,369,100     (1,946,135)       (4,629,174)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --              --             --            (1,648)
                                                   -------------   -------------   ------------    --------------
Increase (Decrease) in Net Assets................      3,250,530      (2,465,916)     1,950,550       (15,464,199)
Net Assets - Beginning of Period.................      5,340,349       7,806,265     14,538,192        30,002,391
                                                   -------------   -------------   ------------    --------------
Net Assets - End of Period.......................  $   8,590,879   $   5,340,349   $ 16,488,742    $   14,538,192
                                                   =============   =============   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --              --             --                --
 Redeemed........................................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            287             354             46                69
 Redeemed........................................           (182)           (276)          (251)             (424)
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................            105              78           (205)             (355)
                                                   -------------   -------------   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LARGE CAP                    EQ/LARGE CAP
                                                            CORE PLUS                      GROWTH INDEX
                                                  ------------------------------ --------------------------------
                                                       2009            2008            2009            2008
                                                  -------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  135,352    $     (89,420)  $    237,854    $     (711,290)
 Net realized gain (loss) on investments.........     (468,620)        (260,797)    (2,628,560)       (3,849,167)
 Change in unrealized appreciation
  (depreciation) of investments..................    1,426,999       (3,142,694)    14,112,296       (19,976,248)
                                                    ----------    -------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................    1,093,731       (3,492,911)    11,721,590       (24,536,705)
                                                    ----------    -------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       87,390           31,548        598,357           393,131
  Transfers between funds including
   guaranteed interest account, net..............     (424,352)        (497,599)    (1,272,437)       (4,034,851)
  Transfers for contract benefits and
   terminations..................................     (492,362)        (962,845)    (3,157,962)       (5,908,279)
  Contract maintenance charges...................      (20,904)         (21,757)      (175,829)         (175,637)
                                                    ----------    -------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (850,228)      (1,450,653)    (4,007,871)       (9,725,636)
                                                    ----------    -------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --          (26,000)            --           (12,000)
                                                    ----------    -------------   ------------    --------------
Increase (Decrease) in Net Assets................      243,503       (4,969,564)     7,713,719       (34,274,341)
Net Assets - Beginning of Period.................    5,156,831       10,126,395     36,934,280        71,208,621
                                                    ----------    -------------   ------------    --------------
Net Assets - End of Period.......................   $5,400,334    $   5,156,831   $ 44,647,999    $   36,934,280
                                                    ==========    =============   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --             --                --
 Redeemed........................................           --               --             --                --
                                                    ----------    -------------   ------------    --------------
 Net Increase (Decrease).........................           --               --             --                --
                                                    ----------    -------------   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           40               71            407               318
 Redeemed........................................         (164)            (234)        (1,161)           (1,910)
                                                    ----------    -------------   ------------    --------------
 Net Increase (Decrease).........................         (124)            (163)          (754)           (1,592)
                                                    ----------    -------------   ------------    --------------

                                                            EQ/LARGE CAP
                                                            GROWTH PLUS
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (59,340)   $     (843,625)
 Net realized gain (loss) on investments.........    (4,970,294)       (7,424,309)
 Change in unrealized appreciation
  (depreciation) of investments..................    18,194,131       (22,058,863)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................    13,164,497       (30,326,797)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       656,902           481,669
  Transfers between funds including
   guaranteed interest account, net..............    (2,390,115)       (5,308,486)
  Transfers for contract benefits and
   terminations..................................    (3,121,854)       (6,203,812)
  Contract maintenance charges...................      (245,357)         (256,610)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (5,100,424)      (11,287,239)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (16,219)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     8,064,073       (41,630,255)
Net Assets - Beginning of Period.................    43,409,290        85,039,545
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 51,473,363    $   43,409,290
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           167               169
 Redeemed........................................          (615)             (971)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (448)             (802)
                                                   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LARGE CAP                     EQ/LARGE CAP
                                                           VALUE INDEX                       VALUE PLUS
                                                  ------------------------------ ----------------------------------
                                                       2009            2008            2009              2008
                                                  -------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  159,449    $     (13,240)  $   1,204,474    $     3,780,760
 Net realized gain (loss) on investments.........     (696,845)      (2,776,393)    (25,588,821)       (20,911,819)
 Change in unrealized appreciation
  (depreciation) of investments..................    1,001,859       (1,093,512)     53,245,582       (144,266,299)
                                                    ----------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................      464,463       (3,883,145)     28,861,235       (161,397,358)
                                                    ----------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       28,617           26,934       1,466,857          1,180,627
  Transfers between funds including
   guaranteed interest account, net..............      636,960         (280,585)    (12,822,744)       (47,734,069)
  Transfers for contract benefits and
   terminations..................................      (92,939)      (1,744,230)    (15,352,659)       (35,690,235)
  Contract maintenance charges...................       (9,635)         (19,953)       (813,202)        (1,007,659)
                                                    ----------    -------------   -------------    ---------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      563,003       (2,017,834)    (27,521,748)       (83,251,336)
                                                    ----------    -------------   -------------    ---------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --              172              --           (470,000)
                                                    ----------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets................    1,027,466       (5,900,807)      1,339,487       (245,118,694)
Net Assets - Beginning of Period.................    1,524,193        7,425,000     180,210,908        425,329,602
                                                    ----------    -------------   -------------    ---------------
Net Assets - End of Period.......................   $2,551,659    $   1,524,193   $ 181,550,395    $   180,210,908
                                                    ==========    =============   =============    ===============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --              97                 32
 Redeemed........................................           --               --            (647)              (996)
                                                    ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................           --               --            (550)              (964)
                                                    ----------    -------------   -------------    ---------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          244              226             181                112
 Redeemed........................................          (99)            (591)         (3,196)            (6,393)
                                                    ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          145             (365)         (3,015)            (6,281)
                                                    ----------    -------------   -------------    ---------------

                                                          EQ/LORD ABBETT
                                                        GROWTH AND INCOME
                                                  ------------------------------
                                                       2009            2008
                                                  -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (13,402)   $      (6,239)
 Net realized gain (loss) on investments.........     (424,800)        (296,205)
 Change in unrealized appreciation
  (depreciation) of investments..................      760,409       (1,053,164)
                                                    ----------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      322,207       (1,355,608)
                                                    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       36,974            5,321
  Transfers between funds including
   guaranteed interest account, net..............      209,798         (411,395)
  Transfers for contract benefits and
   terminations..................................     (157,047)        (498,085)
  Contract maintenance charges...................       (6,733)          (8,019)
                                                    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       82,992         (912,178)
                                                    ----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --               --
                                                    ----------    -------------
Increase (Decrease) in Net Assets................      405,199       (2,267,786)
Net Assets - Beginning of Period.................    1,877,352        4,145,138
                                                    ----------    -------------
Net Assets - End of Period.......................   $2,282,551    $   1,877,352
                                                    ==========    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --
 Redeemed........................................           --               --
                                                    ----------    -------------
 Net Increase (Decrease).........................           --               --
                                                    ----------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           89               47
 Redeemed........................................          (78)            (138)
                                                    ----------    -------------
 Net Increase (Decrease).........................           11              (91)
                                                    ----------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/LORD ABBETT                      EQ/MID
                                                         LARGE CAP CORE                    CAP INDEX
                                                  ----------------------------- --------------------------------
                                                       2009           2008            2009            2008
                                                  -------------- -------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (20,736)    $   (2,829)   $   (116,841)   $     (314,549)
 Net realized gain (loss) on investments.........     (374,880)      (178,483)     (5,353,044)       (1,760,545)
 Change in unrealized appreciation
  (depreciation) of investments..................    1,093,520       (687,631)     13,634,696       (27,527,530)
                                                    ----------     ----------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      697,904       (868,943)      8,164,811       (29,602,624)
                                                    ----------     ----------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       15,193         13,451         147,314           395,619
  Transfers between funds including
   guaranteed interest account, net..............      909,498      1,832,413      (2,035,146)       (4,464,157)
  Transfers for contract benefits and
   terminations..................................     (192,894)      (326,294)     (2,120,146)       (6,257,673)
  Contract maintenance charges...................      (12,799)        (6,999)       (109,152)         (134,903)
                                                    ----------     ----------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      718,998      1,512,571      (4,117,130)      (10,461,114)
                                                    ----------     ----------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --             --              --           (49,000)
                                                    ----------     ----------    ------------    --------------
Increase (Decrease) in Net Assets................    1,416,902        643,628       4,047,681       (40,112,738)
Net Assets - Beginning of Period.................    2,408,599      1,764,971      26,546,176        66,658,914
                                                    ----------     ----------    ------------    --------------
Net Assets - End of Period.......................   $3,825,501     $2,408,599    $ 30,593,857    $   26,546,176
                                                    ==========     ==========    ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --             --              --                --
 Redeemed........................................           --             --              --                --
                                                    ----------     ----------    ------------    --------------
 Net Increase (Decrease).........................           --             --              --                --
                                                    ----------     ----------    ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          203            258             201               313
 Redeemed........................................         (125)          (120)           (755)           (1,298)
                                                    ----------     ----------    ------------    --------------
 Net Increase (Decrease).........................           78            138            (554)             (985)
                                                    ----------     ----------    ------------    --------------

                                                               EQ/MID
                                                       CAP VALUE PLUS (a)(b)
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (167,159)   $     (106,076)
 Net realized gain (loss) on investments.........    (9,564,692)       (9,562,382)
 Change in unrealized appreciation
  (depreciation) of investments..................    23,512,563       (30,330,187)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................    13,780,712       (39,998,645)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       427,197           513,212
  Transfers between funds including
   guaranteed interest account, net..............     3,027,130       (12,547,608)
  Transfers for contract benefits and
   terminations..................................    (4,333,404)      (10,175,461)
  Contract maintenance charges...................      (239,744)         (273,991)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (1,118,821)      (22,483,848)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (60,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................    12,661,891       (62,542,493)
Net Assets - Beginning of Period.................    51,726,498       114,268,991
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 64,388,389    $   51,726,498
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           559               226
 Redeemed........................................          (925)           (1,841)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (366)           (1,615)
                                                   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/MONEY
                                                               MARKET
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,770,338)   $     848,703
 Net realized gain (loss) on investments.........         (9,488)          (3,402)
 Change in unrealized appreciation
  (depreciation) of investments..................          6,317           (9,390)
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     (1,773,509)         835,911
                                                   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      2,191,271        3,708,880
  Transfers between funds including
   guaranteed interest account, net..............     13,830,673      100,018,738
  Transfers for contract benefits and
   terminations..................................    (69,842,519)     (70,404,554)
  Contract maintenance charges...................       (335,616)        (325,345)
                                                   -------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (54,156,191)      32,997,719
                                                   -------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --          (63,029)
                                                   -------------    -------------
Increase (Decrease) in Net Assets................    (55,929,700)      33,770,601
Net Assets - Beginning of Period.................    155,656,399      121,885,798
                                                   -------------    -------------
Net Assets - End of Period.......................  $  99,726,699    $ 155,656,399
                                                   =============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            313              449
 Redeemed........................................           (406)            (373)
                                                   -------------    -------------
 Net Increase (Decrease).........................            (93)              76
                                                   -------------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................         10,335            9,165
 Redeemed........................................        (12,077)          (8,158)
                                                   -------------    -------------
 Net Increase (Decrease).........................         (1,742)           1,007
                                                   -------------    -------------

                                                           EQ/MONTAG &                     EQ/MUTUAL
                                                         CALDWELL GROWTH                LARGE CAP EQUITY
                                                  ------------------------------ ------------------------------
                                                       2009            2008           2009            2008
                                                  -------------- --------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (72,454)   $     (72,169)   $  (44,383)   $     109,494
 Net realized gain (loss) on investments.........     (921,402)        (107,703)     (764,114)        (488,765)
 Change in unrealized appreciation
  (depreciation) of investments..................    2,689,326       (2,480,481)    1,562,902       (2,287,364)
                                                    ----------    -------------    ----------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................    1,695,470       (2,660,353)      754,405       (2,666,635)
                                                    ----------    -------------    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       46,675           96,712        41,636            5,567
  Transfers between funds including
   guaranteed interest account, net..............     (218,389)       6,656,623      (238,880)        (269,132)
  Transfers for contract benefits and
   terminations..................................     (390,227)        (468,088)     (312,032)        (543,293)
  Contract maintenance charges...................      (33,048)         (22,571)      (15,230)         (18,233)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (594,989)       6,262,676      (524,506)        (825,091)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --               --            --               19
                                                    ----------    -------------    ----------    -------------
Increase (Decrease) in Net Assets................    1,100,481        3,602,323       229,899       (3,491,707)
Net Assets - Beginning of Period.................    6,831,571        3,229,248     3,774,829        7,266,536
                                                    ----------    -------------    ----------    -------------
Net Assets - End of Period.......................   $7,932,052    $   6,831,571    $4,004,728    $   3,774,829
                                                    ==========    =============    ==========    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --            --               --
 Redeemed........................................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          572            1,922            63              163
 Redeemed........................................         (736)            (701)         (144)            (265)
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................         (164)           1,221           (81)            (102)
                                                    ----------    -------------    ----------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/OPPENHEIMER                    EQ/PIMCO
                                                              GLOBAL                  ULTRA SHORT BOND (c)
                                                  ------------------------------ -------------------------------
                                                       2009            2008            2009            2008
                                                  -------------- --------------- --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (14,215)   $      (7,938)  $   (131,031)   $    549,796
 Net realized gain (loss) on investments.........     (399,663)        (392,741)    (1,605,579)      1,774,679
 Change in unrealized appreciation
  (depreciation) of investments..................    1,089,481         (826,691)     3,613,226      (5,251,210)
                                                    ----------    -------------   ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................      675,603       (1,227,370)     1,876,616      (2,926,735)
                                                    ----------    -------------   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       77,113            5,663        289,520         209,836
  Transfers between funds including
   guaranteed interest account, net..............    1,281,273          158,731     13,136,511      25,330,791
  Transfers for contract benefits and
   terminations..................................     (193,156)        (196,605)    (4,059,214)     (3,777,578)
  Contract maintenance charges...................       (9,681)          (7,129)      (138,140)        (98,002)
                                                    ----------    -------------   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    1,155,549          (39,340)     9,228,677      21,665,047
                                                    ----------    -------------   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           19              (24)            --              --
                                                    ----------    -------------   ------------    ------------
Increase (Decrease) in Net Assets................    1,831,171       (1,266,734)    11,105,293      18,738,312
Net Assets - Beginning of Period.................    1,458,568        2,725,302     34,789,720      16,051,408
                                                    ----------    -------------   ------------    ------------
Net Assets - End of Period.......................   $3,289,739    $   1,458,568   $ 45,895,013    $ 34,789,720
                                                    ==========    =============   ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --             --              --
 Redeemed........................................           --               --             --              --
                                                    ----------    -------------   ------------    ------------
 Net Increase (Decrease).........................           --               --             --              --
                                                    ----------    -------------   ------------    ------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................          236              129          2,305           3,883
 Redeemed........................................          (96)            (149)        (1,491)         (1,962)
                                                    ----------    -------------   ------------    ------------
 Net Increase (Decrease).........................          140              (20)           814           1,921
                                                    ----------    -------------   ------------    ------------

                                                            EQ/QUALITY
                                                           BOND PLUS (f)
                                                  -------------------------------
                                                        2009            2008
                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    324,779    $    548,244
 Net realized gain (loss) on investments.........      (813,420)       (371,008)
 Change in unrealized appreciation
  (depreciation) of investments..................     1,534,501      (1,378,485)
                                                   ------------    ------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,045,860      (1,201,249)
                                                   ------------    ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        23,238          70,840
  Transfers between funds including
   guaranteed interest account, net..............     6,961,175        (829,848)
  Transfers for contract benefits and
   terminations..................................    (1,667,619)     (2,189,180)
  Contract maintenance charges...................       (54,673)        (45,289)
                                                   ------------    ------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     5,262,121      (2,993,477)
                                                   ------------    ------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --              --
                                                   ------------    ------------
Increase (Decrease) in Net Assets................     6,307,981      (4,194,726)
Net Assets - Beginning of Period.................    13,229,939      17,424,665
                                                   ------------    ------------
Net Assets - End of Period.......................  $ 19,537,920    $ 13,229,939
                                                   ============    ============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --
 Redeemed........................................            --              --
                                                   ------------    ------------
 Net Increase (Decrease).........................            --              --
                                                   ------------    ------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           803             202
 Redeemed........................................          (448)           (386)
                                                   ------------    ------------
 Net Increase (Decrease).........................           355            (184)
                                                   ------------    ------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                              EQ/SMALL
                                                         COMPANY INDEX (h)
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (7,154)   $     (144,763)
 Net realized gain (loss) on investments.........    (2,475,054)        1,251,278
 Change in unrealized appreciation
  (depreciation) of investments..................     6,091,064       (10,213,852)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     3,608,856        (9,107,337)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        46,952            70,452
  Transfers between funds including
   guaranteed interest account, net..............       535,419        (1,862,710)
  Transfers for contract benefits and
   terminations..................................    (1,347,621)       (2,425,101)
  Contract maintenance charges...................       (78,615)          (78,029)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      (843,865)       (4,295,388)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (55,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     2,764,991       (13,457,725)
Net Assets - Beginning of Period.................    15,954,223        29,411,948
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 18,719,214    $   15,954,223
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           246               168
 Redeemed........................................          (331)             (459)
                                                   ------------    --------------
 Net Increase (Decrease).........................           (85)             (291)
                                                   ------------    --------------

                                                         EQ/T. ROWE PRICE                   EQ/TEMPLETON
                                                           GROWTH STOCK                    GLOBAL EQUITY
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009             2008
                                                  --------------- --------------- ---------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (153,291)   $    (203,943)    $    2,557     $       1,848
 Net realized gain (loss) on investments.........      (692,479)        (276,190)      (692,761)         (368,490)
 Change in unrealized appreciation
  (depreciation) of investments..................     4,327,048       (6,594,160)     1,356,524        (1,482,078)
                                                    -----------    -------------     ----------     -------------
 Net Increase (decrease) in net assets from
  operations.....................................     3,481,278       (7,074,293)       666,320        (1,848,720)
                                                    -----------    -------------     ----------     -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       147,586          115,326          3,870             7,432
  Transfers between funds including
   guaranteed interest account, net..............     1,675,423         (557,752)       115,488          (534,237)
  Transfers for contract benefits and
   terminations..................................      (888,098)      (1,490,082)      (169,286)         (378,536)
  Contract maintenance charges...................       (35,810)         (33,511)       (11,384)          (11,301)
                                                    -----------    -------------     ----------     -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................       899,101       (1,966,019)       (61,312)         (916,642)
                                                    -----------    -------------     ----------     -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --          (37,000)            --               (65)
                                                    -----------    -------------     ----------     -------------
Increase (Decrease) in Net Assets................     4,380,379       (9,077,312)       605,008        (2,765,427)
Net Assets - Beginning of Period.................     8,617,445       17,694,757      2,249,697         5,015,124
                                                    -----------    -------------     ----------     -------------
Net Assets - End of Period.......................   $12,997,824    $   8,617,445     $2,854,705     $   2,249,697
                                                    ===========    =============     ==========     =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --               --             --                --
 Redeemed........................................            --               --             --                --
                                                    -----------    -------------     ----------     -------------
 Net Increase (Decrease).........................            --               --             --                --
                                                    -----------    -------------     ----------     -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           334              107            143                87
 Redeemed........................................          (272)            (254)          (147)             (194)
                                                    -----------    -------------     ----------     -------------
 Net Increase (Decrease).........................            62             (147)            (4)             (107)
                                                    -----------    -------------     ----------     -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/UBS GROWTH                  EQ/VAN KAMPEN
                                                            AND INCOME                      COMSTOCK
                                                  ------------------------------ ------------------------------
                                                       2009            2008           2009            2008
                                                  -------------- --------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (9,661)   $      (6,002)   $   13,283    $      48,438
 Net realized gain (loss) on investments.........     (278,211)         (38,928)     (731,851)        (500,973)
 Change in unrealized appreciation
  (depreciation) of investments..................      709,925         (994,669)    1,759,509       (1,603,924)
                                                    ----------    -------------    ----------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      422,053       (1,039,599)    1,040,941       (2,056,459)
                                                    ----------    -------------    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          551             (455)       42,931          463,884
  Transfers between funds including
   guaranteed interest account, net..............     (123,621)        (472,891)     (241,943)       1,422,701
  Transfers for contract benefits and
   terminations..................................     (102,563)        (212,138)     (271,834)        (929,718)
  Contract maintenance charges...................       (8,104)          (8,402)      (17,558)         (15,048)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (233,737)        (693,886)     (488,404)         941,819
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --               --            --               --
                                                    ----------    -------------    ----------    -------------
Increase (Decrease) in Net Assets................      188,316       (1,733,485)      552,537       (1,114,640)
Net Assets - Beginning of Period.................    1,405,608        3,139,093     4,514,876        5,629,516
                                                    ----------    -------------    ----------    -------------
Net Assets - End of Period.......................   $1,593,924    $   1,405,608    $5,067,413    $   4,514,876
                                                    ==========    =============    ==========    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --            --               --
 Redeemed........................................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           78              112            61              371
 Redeemed........................................         (129)            (236)         (135)            (234)
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................          (51)            (124)          (74)             137
                                                    ----------    -------------    ----------    -------------

                                                           EQ/VAN KAMPEN
                                                          MID CAP GROWTH
                                                  -------------------------------
                                                        2009            2008
                                                  --------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (139,889)   $    (119,798)
 Net realized gain (loss) on investments.........    (1,440,046)        (830,862)
 Change in unrealized appreciation
  (depreciation) of investments..................     6,048,216       (4,190,499)
                                                   ------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................     4,468,281       (5,141,159)
                                                   ------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        92,188           79,602
  Transfers between funds including
   guaranteed interest account, net..............     4,312,376        4,247,034
  Transfers for contract benefits and
   terminations..................................      (588,362)        (793,302)
  Contract maintenance charges...................       (43,908)         (28,415)
                                                   ------------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     3,772,294        3,504,919
                                                   ------------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --               --
                                                   ------------    -------------
Increase (Decrease) in Net Assets................     8,240,575       (1,636,240)
Net Assets - Beginning of Period.................     6,888,061        8,524,301
                                                   ------------    -------------
Net Assets - End of Period.......................  $ 15,128,636    $   6,888,061
                                                   ============    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --               --
 Redeemed........................................            --               --
                                                   ------------    -------------
 Net Increase (Decrease).........................            --               --
                                                   ------------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           702              616
 Redeemed........................................          (356)            (325)
                                                   ------------    -------------
 Net Increase (Decrease).........................           346              291
                                                   ------------    -------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER
                                                        AGGRESSIVE EQUITY (d)
                                                  ----------------------------------
                                                         2009             2008
                                                  ----------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $  (226,635)     $     (262,913)
 Net realized gain (loss) on investments.........    (2,098,845)         (1,506,934)
 Change in unrealized appreciation
  (depreciation) of investments..................     7,560,940         (15,491,622)
                                                    -----------      --------------
 Net Increase (decrease) in net assets from
  operations.....................................     5,235,460         (17,261,469)
                                                    -----------      --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       396,658             229,766
  Transfers between funds including
   guaranteed interest account, net..............     8,762,621          (2,825,260)
  Transfers for contract benefits and
   terminations..................................    (1,459,518)         (2,995,552)
  Contract maintenance charges...................      (146,919)           (153,389)
                                                    -----------      --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     7,552,842          (5,744,435)
                                                    -----------      --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --             (15,000)
                                                    -----------      --------------
Increase (Decrease) in Net Assets................    12,788,302         (23,020,904)
Net Assets - Beginning of Period.................    17,659,503          40,680,407
                                                    -----------      --------------
Net Assets - End of Period.......................   $30,447,805      $   17,659,503
                                                    ===========      ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            21                   1
 Redeemed........................................           (24)                (33)
                                                    -----------      --------------
 Net Increase (Decrease).........................            (3)                (32)
                                                    -----------      --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           224                  12
 Redeemed........................................           (74)                (87)
                                                    -----------      --------------
 Net Increase (Decrease).........................           150                 (75)
                                                    -----------      --------------

                                                           MULTIMANAGER                     MULTIMANAGER
                                                             CORE BOND                  INTERNATIONAL EQUITY
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    734,983    $  1,182,200    $     11,589    $        4,879
 Net realized gain (loss) on investments.........      (137,133)        612,876      (2,300,258)          506,670
 Change in unrealized appreciation
  (depreciation) of investments..................     1,682,949      (1,437,654)      5,561,418       (13,469,510)
                                                   ------------    ------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     2,280,799         357,422       3,272,749       (12,957,961)
                                                   ------------    ------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       125,351          87,793          75,378            33,916
  Transfers between funds including
   guaranteed interest account, net..............     4,885,577       2,036,044        (816,259)       (1,144,157)
  Transfers for contract benefits and
   terminations..................................    (5,467,377)     (4,594,648)     (1,180,858)       (1,781,057)
  Contract maintenance charges...................      (122,333)        (89,250)        (54,894)          (67,336)
                                                   ------------    ------------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      (578,782)     (2,560,061)     (1,976,633)       (2,958,634)
                                                   ------------    ------------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --          30,000              --           (61,000)
                                                   ------------    ------------    ------------    --------------
Increase (Decrease) in Net Assets................     1,702,017      (2,172,639)      1,296,116       (15,977,595)
Net Assets - Beginning of Period.................    34,158,302      36,330,941      12,987,876        28,965,471
                                                   ------------    ------------    ------------    --------------
Net Assets - End of Period.......................  $ 35,860,319    $ 34,158,302    $ 14,283,992    $   12,987,876
                                                   ============    ============    ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --              --                --
 Redeemed........................................            --              --              --                --
                                                   ------------    ------------    ------------    --------------
 Net Increase (Decrease).........................            --              --              --                --
                                                   ------------    ------------    ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           822             843             151               252
 Redeemed........................................          (875)         (1,061)           (339)             (463)
                                                   ------------    ------------    ------------    --------------
 Net Increase (Decrease).........................           (53)           (218)           (188)             (211)
                                                   ------------    ------------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        MULTIMANAGER LARGE             MULTIMANAGER LARGE
                                                         CAP CORE EQUITY                   CAP GROWTH
                                                  ------------------------------ ------------------------------
                                                       2009            2008           2009            2008
                                                  -------------- --------------- -------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   11,197    $     (40,031)   $  (69,146)   $    (126,731)
 Net realized gain (loss) on investments.........     (267,338)        (123,098)     (884,361)        (446,247)
 Change in unrealized appreciation
  (depreciation) of investments..................    1,281,539       (2,723,122)    2,565,475       (4,328,092)
                                                    ----------    -------------    ----------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................    1,025,398       (2,886,251)    1,611,968       (4,901,070)
                                                    ----------    -------------    ----------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        5,155           25,787        17,413           18,343
  Transfers between funds including
   guaranteed interest account, net..............       71,618         (927,823)     (521,810)        (675,084)
  Transfers for contract benefits and
   terminations..................................     (276,947)        (637,834)     (451,657)        (944,172)
  Contract maintenance charges...................      (14,224)         (15,259)      (22,632)         (25,746)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in net assets from
 contractowners transactions.....................     (214,398)      (1,555,129)     (978,686)      (1,626,659)
                                                    ----------    -------------    ----------    -------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........           --         (175,000)           --               --
                                                    ----------    -------------    ----------    -------------
Increase (Decrease) in Net Assets................      811,000       (4,616,380)      633,282       (6,527,729)
Net Assets - Beginning of Period.................    3,537,946        8,154,326     5,238,563       11,766,292
                                                    ----------    -------------    ----------    -------------
Net Assets - End of Period.......................   $4,348,946    $   3,537,946    $5,871,845    $   5,238,563
                                                    ==========    =============    ==========    =============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................           --               --            --               --
 Redeemed........................................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................           --               --            --               --
                                                    ----------    -------------    ----------    -------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           50               63            58              169
 Redeemed........................................          (79)            (225)         (212)            (364)
                                                    ----------    -------------    ----------    -------------
 Net Increase (Decrease).........................          (29)            (162)         (154)            (195)
                                                    ----------    -------------    ----------    -------------

                                                         MULTIMANAGER LARGE
                                                             CAP VALUE
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     33,409    $      (34,600)
 Net realized gain (loss) on investments.........    (2,360,408)       (1,350,133)
 Change in unrealized appreciation
  (depreciation) of investments..................     4,340,603        (7,297,175)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     2,013,604        (8,681,908)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        33,501            42,508
  Transfers between funds including
   guaranteed interest account, net..............    (1,541,421)         (785,114)
  Transfers for contract benefits and
   terminations..................................    (1,056,768)       (2,091,221)
  Contract maintenance charges...................       (48,511)          (57,484)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (2,613,199)       (2,891,311)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (37,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................      (599,595)      (11,610,219)
Net Assets - Beginning of Period.................    12,093,743        23,703,962
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 11,494,148    $   12,093,743
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            84               358
 Redeemed........................................          (372)             (635)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (288)             (277)
                                                   ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          MULTIMANAGER MID
                                                             CAP GROWTH
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (135,147)   $     (210,120)
 Net realized gain (loss) on investments.........    (1,635,179)         (809,733)
 Change in unrealized appreciation
  (depreciation) of investments..................     4,960,198        (6,844,714)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     3,189,872        (7,864,567)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        36,241            44,536
  Transfers between funds including
   guaranteed interest account, net..............      (721,819)       (1,850,468)
  Transfers for contract benefits and
   terminations..................................      (850,809)       (1,714,332)
  Contract maintenance charges...................       (39,631)          (44,482)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (1,576,018)       (3,564,746)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --           (25,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     1,613,854       (11,454,313)
Net Assets - Beginning of Period.................     9,023,627        20,477,940
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 10,637,481    $    9,023,627
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           126               145
 Redeemed........................................          (338)             (499)
                                                   ------------    --------------
 Net Increase (Decrease).........................          (212)             (354)
                                                   ------------    --------------

                                                         MULTIMANAGER MID                   MULTIMANAGER
                                                             CAP VALUE                   MULTI-SECTOR BOND
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    169,901    $   (142,797)   $  1,188,679    $    4,202,739
 Net realized gain (loss) on investments.........    (2,087,816)     (1,771,987)     (4,793,975)       (4,364,828)
 Change in unrealized appreciation
  (depreciation) of investments..................     6,006,961      (4,317,006)      6,743,685       (14,923,652)
                                                   ------------    ------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     4,089,046      (6,231,790)      3,138,389       (15,085,741)
                                                   ------------    ------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        30,826          11,464         236,806           189,472
  Transfers between funds including
   guaranteed interest account, net..............      (652,664)       (534,153)     (1,035,359)      (10,133,697)
  Transfers for contract benefits and
   terminations..................................      (951,896)     (1,392,945)     (3,841,245)       (7,996,793)
  Contract maintenance charges...................       (46,917)        (45,097)       (178,550)         (189,811)
                                                   ------------    ------------    ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................    (1,620,651)     (1,960,731)     (4,818,348)      (18,130,829)
                                                   ------------    ------------    ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --         (20,000)             --          (164,000)
                                                   ------------    ------------    ------------    --------------
Increase (Decrease) in Net Assets................     2,468,395      (8,212,521)     (1,679,959)      (33,380,570)
Net Assets - Beginning of Period.................    10,563,875      18,776,396      41,825,449        75,206,019
                                                   ------------    ------------    ------------    --------------
Net Assets - End of Period.......................  $ 13,032,270    $ 10,563,875    $ 40,145,490    $   41,825,449
                                                   ============    ============    ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --              --              13                 5
 Redeemed........................................            --              --             (24)              (22)
                                                   ------------    ------------    ------------    --------------
 Net Increase (Decrease).........................            --              --             (11)              (17)
                                                   ------------    ------------    ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           221             305              99                41
 Redeemed........................................          (384)           (453)           (280)             (629)
                                                   ------------    ------------    ------------    --------------
 Net Increase (Decrease).........................          (163)           (148)           (181)             (588)
                                                   ------------    ------------    ------------    --------------

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                        MULTIMANAGER SMALL               MULTIMANAGER SMALL
                                                            CAP GROWTH                       CAP VALUE
                                                  ------------------------------- --------------------------------
                                                        2009            2008            2009            2008
                                                  --------------- --------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (63,689)  $     (94,648)  $    (49,777)   $     (237,345)
 Net realized gain (loss) on investments.........     (1,380,678)       (968,216)    (3,220,399)       (4,063,897)
 Change in unrealized appreciation
  (depreciation) of investments..................      2,717,524      (2,572,629)     5,789,851        (4,374,747)
                                                   -------------   -------------   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      1,273,157      (3,635,493)     2,519,675        (8,675,989)
                                                   -------------   -------------   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         39,423          15,503         60,631            37,526
  Transfers between funds including
   guaranteed interest account, net..............        379,210      (2,022,846)    (1,001,505)       (5,039,520)
  Transfers for contract benefits and
   terminations..................................       (445,397)       (593,840)    (1,098,591)       (2,722,134)
  Contract maintenance charges...................        (19,729)        (21,074)       (52,157)          (62,725)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................        (46,493)     (2,622,257)    (2,091,622)       (7,786,853)
                                                   -------------   -------------   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........             --          40,000             --           (60,000)
                                                   -------------   -------------   ------------    --------------
Increase (Decrease) in Net Assets................      1,226,664      (6,217,750)       428,053       (16,522,842)
Net Assets - Beginning of Period.................      4,185,278      10,403,028     11,758,724        28,281,566
                                                   -------------   -------------   ------------    --------------
Net Assets - End of Period.......................  $   5,411,942   $   4,185,278   $ 12,186,777    $   11,758,724
                                                   =============   =============   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................             --              --             --                --
 Redeemed........................................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................             --              --             --                --
                                                   -------------   -------------   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................            278             174            116               102
 Redeemed........................................           (298)           (526)          (302)             (622)
                                                   -------------   -------------   ------------    --------------
 Net Increase (Decrease).........................            (20)           (352)          (186)             (520)
                                                   -------------   -------------   ------------    --------------

                                                            MULTIMANAGER
                                                             TECHNOLOGY
                                                  --------------------------------
                                                        2009            2008
                                                  --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (275,057)   $     (388,320)
 Net realized gain (loss) on investments.........      (979,859)          996,274
 Change in unrealized appreciation
  (depreciation) of investments..................     9,451,248       (16,310,308)
                                                   ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     8,196,332       (15,702,354)
                                                   ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       326,202           121,520
  Transfers between funds including
   guaranteed interest account, net..............       857,427        (2,172,942)
  Transfers for contract benefits and
   terminations..................................    (1,614,416)       (2,452,119)
  Contract maintenance charges...................       (75,832)          (76,655)
                                                   ------------    --------------
Net increase (decrease) in net assets from
 contractowners transactions.....................      (506,619)       (4,580,196)
                                                   ------------    --------------
Net increase (decrease) in amount retained by
 AXA Equitable in Separate Account No. 45........            --          (415,000)
                                                   ------------    --------------
Increase (Decrease) in Net Assets................     7,689,713       (20,697,550)
Net Assets - Beginning of Period.................    15,299,671        35,997,221
                                                   ------------    --------------
Net Assets - End of Period.......................  $ 22,989,384    $   15,299,671
                                                   ============    ==============
Changes in Units (000's):
Unit Activity 1.15% Class A
 Issued..........................................            --                --
 Redeemed........................................            --                --
                                                   ------------    --------------
 Net Increase (Decrease).........................            --                --
                                                   ------------    --------------
Unit Activity 0.50% to 1.70% Class B
 Issued..........................................           535               441
 Redeemed........................................          (626)             (948)
                                                   ------------    --------------
 Net Increase (Decrease).........................           (91)             (507)
                                                   ------------    --------------

-------
(a) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(b) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(c) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(d) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
(e) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(f) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(g) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(h) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements

December 31, 2009

1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 45 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of EQ Advisors Trust ("EQAT"), AXA Premier VIP Trust ("VIP"), ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

   AXA Premier VIP Trust*
   ----------------------
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi Sector Bond(13)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology

   EQ Advisors Trust*
   ------------------
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(5)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(1)
   o EQ/Core Bond Index(7)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(8)
   o EQ/Evergreen Omega
   o EQ/Frankin Core Balanced(4)
   o EQ/Franklin Templeton Allocation(6)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(3)
   o EQ/Global Multi-Sector Equity(12)
   o EQ/Intermediate Government Bond Index(2)
   o EQ/International Core PLUS
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(9)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(10)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(11)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth

   ----------------------
   (1)  Formerly known as EQ/AllianceBernstein Common Stock
   (2)  Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (3)  Formerly known as EQ/Evergreen International Bond
   (4) Fund was renamed twice this year. EQ/Franklin Income was former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (5)  Formerly known as EQ/Franklin Small Cap Value
   (6) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (7)  Formerly known as EQ/JPMorgan Core Bond

                                        FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

1. Organization (Concluded)

   (8) Fund was renamed twice this year. EQ/Marsico Focus was former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/18/09 the second change resulted in the current name.

   (9)  Formerly known as EQ/AXA Mutual Share Core

   (10) Formerly known as EQ/PIMCO Real Return

   (11) Fund was renamed twice this year. EQ/Templeton Growth was former name, until 05/01/09 name changed to EQ/AXA Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.

   (12) Formerly known as EQ/Van Kampen Emerging Markets Equity

   (13) Formerly known as Multimanager High Yield

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.



   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Accumulator Advisor and Income Manager. These annuities in the Accumulator series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges, asset-based administration charges, and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets, attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.

   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business the Variable Investment Options of the Account enter into Contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Accounts.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset values are determined by The Trusts using the market or fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT and VIP shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts'


                                        FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

2. Significant Accounting Policies (Concluded)

   investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity options of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate of the Contractowner accounts allocated to that Variable Iinvestment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for Contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractowners of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily, per share value of the portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).

                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases          Sales
                                                 --------------   --------------
AXA AGGRESSIVE ALLOCATION.....................    $  8,175,897     $  5,161,265
AXA CONSERVATIVE ALLOCATION...................      22,253,355       14,722,529
AXA CONSERVATIVE-PLUS ALLOCATION..............      15,416,793        8,787,641
AXA MODERATE ALLOCATION.......................      42,078,533       39,262,213
AXA MODERATE-PLUS ALLOCATION..................      25,322,325       17,477,324
EQ/ALLIANCEBERNSTEIN INTERNATIONAL............       3,726,879       13,770,712
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.........       1,359,656        8,262,539
EQ/AXA FRANKLIN SMALL CAP VALUE CORE..........         602,986        1,607,803
EQ/BLACKROCK BASIC VALUE EQUITY...............       6,550,185       11,404,288
EQ/BLACKROCK INTERNATIONAL VALUE..............       4,505,807        9,689,690
EQ/BOSTON ADVISORS EQUITY INCOME..............       1,538,465        3,053,936
EQ/CALVERT SOCIALLY RESPONSIBLE...............          38,990           85,803
EQ/CAPITAL GUARDIAN GROWTH....................         496,086        2,161,332
EQ/CAPITAL GUARDIAN RESEARCH..................         901,956        6,915,954
EQ/COMMON STOCK INDEX.........................      17,666,865       39,175,852
EQ/CORE BOND INDEX............................       8,837,446        8,881,318
EQ/DAVIS NEW YORK VENTURE.....................       1,638,849        1,800,642
EQ/EQUITY 500 INDEX...........................       7,418,841       12,404,820
EQ/EQUITY GROWTH PLUS.........................       2,028,016       10,379,896
EQ/EVERGREEN OMEGA............................       5,642,350        1,924,441
EQ/FRANKLIN CORE BALANCED.....................       4,651,258        4,572,145
EQ/FRANKLIN TEMPLETON ALLOCATION..............       1,463,513        1,037,285
EQ/GAMCO MERGERS AND ACQUISITIONS.............       1,613,223        1,397,197
EQ/GAMCO SMALL COMPANY VALUE..................       6,114,165        4,748,351
EQ/GLOBAL BOND PLUS...........................       4,985,017        7,157,624
EQ/GLOBAL MULTI-SECTOR EQUITY.................      17,641,628       20,721,273
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.........       4,599,236       22,278,668
EQ/INTERNATIONAL CORE PLUS....................       3,920,136        3,116,351
EQ/INTERNATIONAL GROWTH.......................       3,329,774        2,017,679
EQ/JPMORGAN VALUE OPPORTUNITIES...............         669,712        2,619,034
EQ/LARGE CAP CORE PLUS........................         483,650        1,198,525
EQ/LARGE CAP GROWTH INDEX.....................       3,023,666        6,793,683
EQ/LARGE CAP GROWTH PLUS......................       2,513,253        7,673,017
EQ/LARGE CAP VALUE INDEX......................       1,183,967          461,515
EQ/LARGE CAP VALUE PLUS.......................       5,628,752       31,946,026
EQ/LORD ABBETT GROWTH AND INCOME..............         688,838          619,247
EQ/LORD ABBETT LARGE CAP CORE.................       1,891,554        1,193,292
EQ/MID CAP INDEX..............................       1,744,804        5,978,773
EQ/MID CAP VALUE PLUS.........................       9,293,984       10,579,963
EQ/MONEY MARKET...............................     339,827,282      395,753,811
EQ/MONTAG & CALDWELL GROWTH...................       2,410,079        3,077,522
EQ/MUTUAL LARGE CAP EQUITY....................         418,486          987,374
EQ/OPPENHEIMER GLOBAL.........................       1,906,101          764,767
EQ/PIMCO ULTRA SHORT BOND.....................      25,598,399       16,403,866
EQ/QUALITY BOND PLUS..........................      12,921,052        7,334,151
EQ/SMALL COMPANY INDEX........................       2,968,633        3,819,652
EQ/T. ROWE PRICE GROWTH STOCK.................       3,959,094        3,213,284
EQ/TEMPLETON GLOBAL EQUITY....................         957,743        1,016,498
EQ/UBS GROWTH AND INCOME......................         317,521          560,920
EQ/VAN KAMPEN COMSTOCK........................         525,802        1,000,923
EQ/VAN KAMPEN MID CAP GROWTH..................       7,685,509        4,053,104
MULTIMANAGER AGGRESSIVE EQUITY................      10,943,189        3,616,983

                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

4. Purchases and Sales of Investments (Concluded)


                                                Purchases          Sales
                                             --------------   --------------
MULTIMANAGER CORE BOND....................    $11,679,934      $11,433,910
MULTIMANAGER INTERNATIONAL EQUITY.........      1,711,413        3,676,459
MULTIMANAGER LARGE CAP CORE EQUITY........        468,882          672,084
MULTIMANAGER LARGE CAP GROWTH.............        347,226        1,395,057
MULTIMANAGER LARGE CAP VALUE..............        936,381        3,516,172
MULTIMANAGER MID CAP GROWTH...............        957,792        2,668,957
MULTIMANAGER MID CAP VALUE................      2,525,198        3,975,947
MULTIMANAGER MULTI-SECTOR BOND............      4,686,468        8,316,138
MULTIMANAGER SMALL CAP GROWTH.............      1,593,147        1,703,329
MULTIMANAGER SMALL CAP VALUE..............      1,330,044        3,471,444
MULTIMANAGER TECHNOLOGY...................      4,458,329        5,240,005

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the variable investment options are invested are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A Shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B Shares") is subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Trusts. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options. Class A shares of the Trusts continue to be purchased by Contracts in-force prior to May 1, 1997.

   AXA Equitable and its affiliates serves as investment manager of The Portfolios of EQAT and VIP. AXA Equitable receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to the Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range for EQAT and VIP from a low of 0.07% to high of 1.19% of average daily net assets of the Portfolios of the Trust. AXA Equitable as investment manager pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index as well as a portion of EQ/Large Cap Value PLUS, EQ/Quantity Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Account. AXA Advisors is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractowners of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


----------------------------------------------------------------------------------------------------------
 September 11, 2009        Removed Portfolio                           Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II                    EQ/Mid Cap Value PLUS
                           EQ/Lord Abbett Mid Cap Value
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B             106,819
Value -- Class B           $     9.40
Net Assets Before Merger   $1,003,791
Net Assets After Merger            --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B             556,647                                      8,211,639
Value -- Class B           $     7.93                                  $        7.74
Net Assets Before Merger   $4,411,969                                  $  58,130,841
Net Assets After Merger            --                                  $  63,546,601
----------------------------------------------------------------------------------------------------------
 September 11, 2009        EQ/Short Duration Bond                      EQ/PIMCO Ultra Short Bond
----------------------------------------------------------------------------------------------------------
Shares -- Class B             709,287                                      4,379,115
Value -- Class B           $     9.13                                  $        9.95
Net Assets Before Merger   $6,472,989                                  $  37,087,680
Net Assets After Merger            --                                  $  43,560,669
----------------------------------------------------------------------------------------------------------
 September 25, 2009        EQ/Long Term Bond                           EQ/Core Bond Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             322,623                                      3,542,042
Value -- Class B           $    12.74                                  $        9.62
Net Assets Before Merger   $4,111,725                                  $  29,970,244
Net Assets After Merger            --                                  $  34,081,969
----------------------------------------------------------------------------------------------------------
 September 18, 2009        Multimanager Health Care                    Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
Shares -- Class A                                                            305,799
Value -- Class A                                                       $       22.08
Shares -- Class B             983,469                                      1,058,497
Value -- Class B           $     9.02                                  $       21.67
Net Assets Before Merger   $8,872,754                                  $  20,815,733
Net Assets After Merger            --                                  $  29,688,487
----------------------------------------------------------------------------------------------------------
 September 18, 2009        EQ/Oppenheimer Main Street Opportunity      EQ/Common Stock Index
----------------------------------------------------------------------------------------------------------
Shares -- Class A             459,248                                      2,435,784
Value -- Class A           $     8.39                                  $       13.64
Shares -- Class B             544,872                                     13,286,431
Value -- Class B           $     8.39                                  $       13.55
Net Assets Before Merger   $8,427,588                                  $ 204,782,496
Net Assets After Merger            --                                  $ 213,210,084
----------------------------------------------------------------------------------------------------------

                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations (Concluded)


---------------------------------------------------------------------------------------------
                           EQ/Oppenheimer Main Street Small Cap
September 18, 2009         Index                                  EQ/Small Company Index
---------------------------------------------------------------------------------------------
Shares -- Class B          110,184                                2,276,053
Value -- Class B           $       8.91                           $       8.40
Net Assets Before Merger   $   981,828                            $18,144,536
Net Assets After Merger             --                            $19,126,364
---------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond      EQ/Quality Bond PLUS
---------------------------------------------------------------------------------------------
Shares -- Class B            2,632,013                              2,570,705
Value -- Class B           $       3.99                           $       9.19
Net Assets Before Merger   $10,514,313                            $13,103,150
Net Assets After Merger             --                            $23,617,463
---------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the Account for the following charges:



                                                                           Asset-based                    Current     Maximum
                                                         Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                         Expense Risks       Charge          Charge        Charge     Charge
                                                        --------------- ---------------- -------------- ----------- ----------
Accumulator Advisor..................................   0.50%           --               --             0.50%       0.50%
Income Manager.......................................   0.90%           0.25%            --             1.15%       1.15%
Accumulator..........................................   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued on, or after March 1, 2000........   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator Plus, Select, Elite......................   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select issued on, or after
  August 13, 2001...................................    1.10%           0.25%            0.35%          1.70%       1.70%

   The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the Contract.

   The table below lists all the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the Contract or a Contractowner's account value.


                                         When charge
Charges                                  is deducted                     Amount deducted                           How deducted
-------                                  -----------                     ---------------                           ------------
Charges for state premium and     At time of transaction                 Varies by state.                      Applied to an annuity
other applicable taxes                                                                                         payout option

Charge for Trust expenses         Daily                     Vary by Portfolio                                  Unit value

Annual Administrative charge      Annually on each          Depending on account value a charge of $30 or      Unit liquidation from
                                  Contract date             or Years 1 to 2 lesser of $30 or 2% of             account value
                                  anniversary.              account value

Variable Immediate Annuity        At time of transaction    $350 annuity administrative fee                    Unit liquidation from
payout option                                                                                                  account value
administrative fee
                                                            Low -- During the first seven Contract years,      Unit liquidation from
Withdrawal charge                 At time of transaction    a charge is deducted from amounts withdrawn        account value
                                                            that exceed 15% of account value. The charge
                                                            begins at 7% and declines by 1% each year.

                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Concluded)


                                      When charge
Charges                               is deducted                            Amount deducted                       How deducted
-------                               -----------                            ---------------                       ------------
                                                          High -- During the first nine contract years,
                                                          a charge is deducted from amounts withdrawn
                                                          that exceed 15% of account value. The charge
                                                          begins at 8% and declines by 1% beginning in
                                                          the third contract year.

BaseBuilder benefit charge   Annually on each             Low 0.15%                                           Unit liquidation from
                             contract date anniversary.   High 0.45%                                          account value

Protection Plus              Annually on each             0.20%                                               Unit liquidation from
                             contract date anniversary.                                                       account value

Guaranteed minimum death     Annually on each             Low 0.20%                                           Unit liquidation from
benefit charge 6% rollup     contract date anniversary.   High 0.35%                                          account value
to age 80

   Included in Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from Contractowner's account value (unit liquidation from account value).


8. Accumulation Unit Values

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 10.92              --                --            --           26.68%
         Highest contract charges 1.70% Class B     $ 11.26              --                --            --           25.00%
         All contract charges                            --           2,199           $22,790          1.01%             --
         Unit Value 0.50% to 1.70%*
  2008   Lowest contract charges 0.50% Class B      $  8.62              --                --            --          (39.51)%
         Highest contract charges 1.70% Class B     $  9.00              --                --            --          (40.20)%
         All contract charges                            --           2,124           $17,545          1.61%             --
  2007   Lowest contract charges 0.50% Class B      $ 14.25              --                --            --            5.63%
         Highest contract charges 1.70% Class B     $ 15.05              --                --            --            4.30%
         All contract charges                            --           1,776           $24,464          2.52%             --
  2006   Lowest contract charges 0.50% Class B      $ 13.49              --                --            --           17.31%
         Highest contract charges 1.70% Class B     $ 14.43              --                --            --           15.90%
         All contract charges                            --           1,320           $17,375          3.03%             --
  2005   Lowest contract charges 0.50% Class B      $ 11.50              --                --            --            7.52%
         Highest contract charges 1.70% Class B     $ 12.45              --                --            --            6.23%
         All contract charges                            --             602           $ 6,817          5.87%             --
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 11.40              --                --            --            9.30%
         Highest contract charges 1.70% Class B     $ 11.11              --                --            --            7.97%
         All contract charges                            --           3,682           $39,801          2.43%             --
         Unit Value 0.50% to 1.70%*
  2008   Lowest contract charges 0.50% Class B      $ 10.43              --                --            --          (11.46)%
         Highest contract charges 1.70% Class B     $ 10.29              --                --            --          (12.50)%
         All contract charges                            --           3,108           $31,022          5.44%             --
  2007   Lowest contract charges 0.50% Class B      $ 11.78              --                --            --            5.27%
         Highest contract charges 1.70% Class B     $ 11.76              --                --            --            3.98%
         All contract charges                            --           1,631           $18,538          4.12%             --
  2006   Lowest contract charges 0.50% Class B      $ 11.19              --                --            --            5.84%
         Highest contract charges 1.70% Class B     $ 11.31              --                --            --            4.57%
         All contract charges                            --           1,123           $12,231          3.87%             --

                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
AXA Conservative Allocation (Continued)
---------------------------------------
  2005   Lowest contract charges 0.50% Class B      $ 10.57               --               --            --            1.93%
         Highest contract charges 1.70% Class B     $ 10.82               --               --            --            0.71%
         All contract charges                            --              939         $  9,761          4.27%             --
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 11.16               --               --            --           13.88%
         Highest contract charges 1.70% Class B     $ 11.05               --               --            --           12.53%
         All contract charges                            --            3,384         $ 35,734          1.97%             --
         Unit Value 0.50% to 1.70%*
  2008   Lowest contract charges 0.50% Class B      $  9.80               --               --            --          (19.80)%
         Highest contract charges 1.70% Class B     $  9.82               --               --            --          (20.81)%
         All contract charges                            --            2,909         $ 27,248          3.66%             --
  2007   Lowest contract charges 0.50% Class B      $ 12.22               --               --            --            4.98%
         Highest contract charges 1.70% Class B     $ 12.40               --               --            --            3.68%
         All contract charges                            --            2,325         $ 27,419          3.82%             --
  2006   Lowest contract charges 0.50% Class B      $ 11.64               --               --            --            8.22%
         Highest contract charges 1.70% Class B     $ 11.96               --               --            --            6.91%
         All contract charges                            --            1,581         $ 17,921          3.48%             --
  2005   Lowest contract charges 0.50% Class B      $ 10.76               --               --            --            2.73%
         Highest contract charges 1.70% Class B     $ 11.19               --               --            --            1.50%
         All contract charges                            --            1,253         $ 13,241          4.33%             --
AXA Moderate Allocation
-----------------------
         Unit Value 1.15%*
  2009   1.15% Class A                              $ 50.03              572         $ 28,625          1.40%          15.97%
  2008   1.15% Class A                              $ 43.14              542         $ 23,385          3.28%         (25.16)%
  2007   1.15% Class A                              $ 57.64              570         $ 32,884          3.03%           5.30%
  2006   1.15% Class A                              $ 54.74              613         $ 33,581          2.55%           9.33%
  2005   1.15% Class A                              $ 50.07              703         $ 35,188          2.28%           3.85%
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 55.12               --               --            --           16.43%
         Highest contract charges 1.70% Class B     $ 41.22               --               --            --           15.01%
         All contract charges                            --            4,841         $213,482          1.40%             --
         Unit Value 0.50% to 1.70%*
  2008   Lowest contract charges 0.50% Class B      $ 47.34               --               --            --          (24.86)%
         Highest contract charges 1.70% Class B     $ 35.84               --               --            --          (25.75)%
         All contract charges                            --            5,218         $199,318          3.28%             --
  2007   Lowest contract charges 0.50% Class B      $ 63.00               --               --            --            5.74%
         Highest contract charges 1.70% Class B     $ 48.27               --               --            --            4.46%
         All contract charges                            --            5,987         $307,011          3.03%             --
  2006   Lowest contract charges 0.50% Class B      $ 59.58               --               --            --            9.77%
         Highest contract charges 1.70% Class B     $ 46.21               --               --            --            8.45%
         All contract charges                            --            6,621         $323,970          2.55%             --
  2005   Lowest contract charges 0.50% Class B      $ 54.27               --               --            --            4.27%
         Highest contract charges 1.70% Class B     $ 42.61               --               --            --            3.02%
         All contract charges                            --            7,497         $337,587          2.28%             --
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 11.30               --               --            --           21.37%
         Highest contract charges 1.70% Class B     $ 11.62               --               --            --           19.92%
         All contract charges                            --           10,142         $108,528          1.36%             --

                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  -----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                   Unit value         (000s)          (000s)     Income ratio**     Return***
                                                  ------------ ------------------- ------------ ---------------- --------------
AXA Moderate-Plus Allocation (Continued)
----------------------------------------
         Unit Value 0.50% to 1.70%*
  2008   Lowest contract charges 0.50% Class B      $  9.31               --               --            --           (32.14)%
         Highest contract charges 1.70% Class B     $  9.69               --               --            --           (32.94)%
         All contract charges                            --           10,326         $ 91,875          2.22%              --
  2007   Lowest contract charges 0.50% Class B      $ 13.72               --               --            --             5.86%
         Highest contract charges 1.70% Class B     $ 14.45               --               --            --             4.56%
         All contract charges                            --            9,641         $127,560          3.07%              --
  2006   Lowest contract charges 0.50% Class B      $ 12.96               --               --            --            13.93%
         Highest contract charges 1.70% Class B     $ 13.82               --               --            --            12.56%
         All contract charges                            --            6,424         $ 81,056          3.45%              --
  2005   Lowest contract charges 0.50% Class B      $ 11.37               --               --            --             6.14%
         Highest contract charges 1.70% Class B     $ 12.28               --               --            --             4.86%
         All contract charges                            --            2,669         $ 29,848          4.92%              --
EQ/AllianceBernstein International
----------------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                              $ 13.18              699         $  9,205          2.36%           26.00%
  2008   1.15% Class A                              $ 10.46              815         $  8,523          2.56%          (51.17)%
  2007   1.15% Class A                              $ 21.42              978         $ 20,944          1.24%           10.70%
  2006   1.15% Class A                              $ 19.35            1,130         $ 21,873          1.39%           22.40%
  2005   1.15% Class A                              $ 15.81            1,271         $ 20,101          1.49%           14.25%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 14.05               --               --            --            26.46%
         Highest contract charges 1.70% Class B     $ 11.74               --               --            --            24.89%
         All contract charges                            --            5,769         $ 70,498          2.36%              --
  2008   Lowest contract charges 0.50% Class B      $ 11.11               --               --            --           (50.95)%
         Highest contract charges 1.70% Class B     $  9.40               --               --            --           (51.57)%
         All contract charges                            --            6,676         $ 65,108          2.56%              --
  2007   Lowest contract charges 0.50% Class B      $ 22.65               --               --            --            11.14%
         Highest contract charges 1.70% Class B     $ 19.41               --               --            --             9.85%
         All contract charges                            --            8,005         $160,627          1.24%              --
  2006   Lowest contract charges 0.50% Class B      $ 20.38               --               --            --            22.90%
         Highest contract charges 1.70% Class B     $ 17.67               --               --            --            21.43%
         All contract charges                            --            9,246         $168,521          1.39%              --
  2005   Lowest contract charges 0.50% Class B      $ 16.58               --               --            --            14.72%
         Highest contract charges 1.70% Class B     $ 14.55               --               --            --            13.34%
         All contract charges                            --           10,144         $151,869          1.49%              --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                              $ 16.17              107         $  1,734          0.02%           34.53%
  2008   1.15% Class A                              $ 12.02              134         $  1,608            --           (45.19)%
  2007   1.15% Class A                              $ 21.93              155         $  3,396            --            15.66%
  2006   1.15% Class A                              $ 18.96              304         $  5,774            --             8.01%
  2005   1.15% Class A                              $ 17.56              365         $  6,412            --            10.50%
  2004   1.15% Class A                              $ 15.89              358         $  5,682            --            12.96%
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 17.04               --               --            --            35.02%
         Highest contract charges 1.70% Class B     $ 14.61               --               --            --            33.30%
         All contract charges                            --            3,170         $ 47,917          0.02%              --
  2008   Lowest contract charges 0.50% Class B      $ 12.62               --               --            --           (44.94)%
         Highest contract charges 1.70% Class B     $ 10.96               --               --            --           (45.58)%
         All contract charges                            --            3,651         $ 41,271          0.00%              --

                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                                     Units Outstanding   Net Assets     Investment        Total
                                                       Unit value          (000s)          (000s)     Income ratio**    Return***
                                                      ------------  ------------------- ------------ ---------------- -------------
EQ/AllianceBernstein Small Cap Growth (Continued)
-------------------------------------------------
  2007   Lowest contract charges 0.50% Class B          $ 22.92              --                --            --           16.11%
         Highest contract charges 1.70% Class B         $ 20.14              --                --            --           14.69%
         All contract charges                                --           4,332          $ 89,735          0.00%             --
  2006   Lowest contract charges 0.50% Class B          $ 19.74              --                --            --            8.46%
         Highest contract charges 1.70% Class B         $ 17.56              --                --            --            7.15%
         All contract charges                                --           5,379          $ 96,886            --              --
  2005   Lowest contract charges 0.50% Class B          $ 18.20              --                --            --           10.95%
         Highest contract charges 1.70% Class B         $ 16.39              --                --            --            9.62%
         All contract charges                                --           6,419          $107,631            --              --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  8.34              --                --            --           27.52%
         Highest contract charges 1.70% Class B (c)     $  8.01              --                --            --           25.94%
         All contract charges                                --             157          $  1,272          0.84%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  6.54              --                --            --          (33.67)%
         Highest contract charges 1.70% Class B (c)     $  6.36              --                --            --          (34.50)%
         All contract charges                                --             333          $  2,133          1.12%             --
  2007   Lowest contract charges 0.50% Class B (c)      $  9.86              --                --            --           (9.12)%
         Highest contract charges 1.70% Class B (c)     $  9.71              --                --            --          (10.18)%
         All contract charges                                --             138          $  1,343          0.50%             --
  2006   Lowest contract charges 0.50% Class B (c)      $ 10.85              --                --            --            8.50%
         Highest contract charges 1.70% Class B (c)     $ 10.81              --                --            --            8.10%
         All contract charges                                --              34          $    364          0.62%             --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 21.64              --                --            --           29.58%
         Highest contract charges 1.70% Class B         $ 18.56              --                --            --           28.09%
         All contract charges                                --           3,848          $ 74,155          2.58%             --
  2008   Lowest contract charges 0.50% Class B          $ 16.70              --                --            --          (36.86)%
         Highest contract charges 1.70% Class B         $ 14.49              --                --            --          (37.65)%
         All contract charges                                --           4,204          $ 63,087          1.54%             --
  2007   Lowest contract charges 0.50% Class B          $ 26.45              --                --            --            0.69%
         Highest contract charges 1.70% Class B         $ 23.24              --                --            --           (0.56)%
         All contract charges                                             5,164          $123,863          0.99%
  2006   Lowest contract charges 0.50% Class B          $ 26.27              --                --            --           20.31%
         Highest contract charges 1.70% Class B         $ 23.37              --                --            --           18.86%
         All contract charges                                --           6,279          $150,983          2.67%             --
  2005   Lowest contract charges 0.50% Class B          $ 21.84              --                --            --            2.44%
         Highest contract charges 1.70% Class B         $ 19.66              --                --            --            1.20%
         All contract charges                                --           7,616          $153,657          1.30%             --
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 20.05              --                --            --           29.61%
         Highest contract charges 1.70% Class B         $ 17.19              --                --            --           28.00%
         All contract charges                                --           2,144          $ 38,323          1.96%             --
  2008   Lowest contract charges 0.50% Class B          $ 15.47              --                --            --          (43.29)%
         Highest contract charges 1.70% Class B         $ 13.43              --                --            --          (43.97)%
         All contract charges                                --           2,498          $ 34,788          2.01%             --
  2007   Lowest contract charges 0.50% Class B          $ 27.28              --                --            --            9.65%
         Highest contract charges 1.70% Class B         $ 23.97              --                --            --            8.31%
         All contract charges                                --           3,268          $ 80,889          1.75%             --
  2006   Lowest contract charges 0.50% Class B          $ 24.88              --                --            --           25.06%
         Highest contract charges 1.70% Class B         $ 22.13              --                --            --           23.55%
         All contract charges                                --           3,753          $ 85,502          3.41%             --


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
EQ/BlackRock International Value (Continued)
--------------------------------------------
  2005   Lowest contract charges 0.50% Class B      $ 19.90              --                --            --           10.28%
         Highest contract charges 1.70% Class B     $ 17.91              --                --            --            8.96%
         All contract charges                            --           3,839           $70,590          1.73%             --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $  5.60              --                --            --           10.89%
         Highest contract charges 1.70% Class B     $  4.90              --                --            --            9.62%
         All contract charges                            --           1,324           $ 6,698          2.23%             --
  2008   Lowest contract charges 0.50% Class B      $  5.05              --                --            --          (32.67)%
         Highest contract charges 1.70% Class B     $  4.47              --                --            --          (33.38)%
         All contract charges                            --           1,651           $ 7,626          2.27%             --
  2007   Lowest contract charges 0.50% Class B      $  7.50              --                --            --            3.31%
         Highest contract charges 1.70% Class B     $  6.71              --                --            --            1.82%
         All contract charges                            --           1,719           $11,852          1.62%             --
  2006   Lowest contract charges 0.50% Class B      $  7.26              --                --            --           15.39%
         Highest contract charges 1.70% Class B     $  6.59              --                --            --           14.00%
         All contract charges                            --           2,310           $15,572          2.28%             --
  2005   Lowest contract charges 0.50% Class B      $  6.30              --                --            --            5.62%
         Highest contract charges 1.70% Class B     $  5.78              --                --            --            4.35%
         All contract charges                            --           2,154           $12,697          2.09%             --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $  7.63              --                --            --           30.20%
         Highest contract charges 1.70% Class B     $  6.72              --                --            --           28.49%
         All contract charges                            --              86           $   595          0.24%             --
  2008   Lowest contract charges 0.50% Class B      $  5.86              --                --            --          (45.44)%
         Highest contract charges 1.70% Class B     $  5.23              --                --            --          (46.14)%
         All contract charges                            --              93           $   497          0.25%             --
  2007   Lowest contract charges 0.50% Class B      $ 10.74              --                --            --           11.53%
         Highest contract charges 1.70% Class B     $  9.71              --                --            --           10.25%
         All contract charges                            --             110           $ 1,097          0.21%             --
  2006   Lowest contract charges 0.50% Class B      $  9.63              --                --            --            4.70%
         Highest contract charges 1.70% Class B     $  8.81              --                --            --            3.45%
         All contract charges                            --             116           $ 1,043            --              --
  2005   Lowest contract charges 0.50% Class B      $  9.20              --                --            --            8.20%
         Highest contract charges 1.70% Class B     $  8.51              --                --            --            6.90%
         All contract charges                            --             130           $ 1,125            --              --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 11.77              --                --            --           32.69%
         Highest contract charges 1.70% Class B     $ 10.09              --                --            --           31.04%
         All contract charges                            --             355           $ 3,701          0.25%             --
  2008   Lowest contract charges 0.50% Class B      $  8.87              --                --            --          (40.67)%
         Highest contract charges 1.70% Class B     $  7.70              --                --            --          (41.40)%
         All contract charges                            --             502           $ 4,102          0.15%             --
  2007   Lowest contract charges 0.50% Class B      $ 14.95              --                --            --            4.91%
         Highest contract charges 1.70% Class B     $ 13.14              --                --            --            3.71%
         All contract charges                            --             651           $ 9,123            --              --
  2006   Lowest contract charges 0.50% Class B      $ 14.25              --                --            --            6.87%
         Highest contract charges 1.70% Class B     $ 12.67              --                --            --            5.58%
         All contract charges                            --             333           $ 4,309          0.22%             --
  2005   Lowest contract charges 0.50% Class B      $ 13.33              --                --            --            4.58%
         Highest contract charges 1.70% Class B     $ 12.00              --                --            --            3.33%
         All contract charges                            --             179           $ 2,194          0.21%             --

                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
EQ/Capital Guardian Research (d)
--------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B     $  11.09              --                --            --           30.78%
         Highest contract charges 1.70% Class B    $   9.74              --                --            --           29.18%
         All contract charges                            --           3,765          $ 37,886          1.11%             --
  2008   Lowest contract charges 0.50% Class B     $   8.48              --                --            --          (39.94)%
         Highest contract charges 1.70% Class B    $   7.54              --                --            --          (40.68)%
         All contract charges                            --           4,480          $ 34,775          0.86%             --
  2007   Lowest contract charges 0.50% Class B     $  14.12              --                --            --            1.15%
         Highest contract charges 1.70% Class B    $  12.71              --                --            --           (0.08)%
         All contract charges                            --           5,973          $ 77,900          1.06%             --
  2006   Lowest contract charges 0.50% Class B     $  13.96              --                --            --           11.50%
         Highest contract charges 1.70% Class B    $  12.72              --                --            --           10.16%
         All contract charges                            --           4,909          $ 63,987          0.53%             --
  2005   Lowest contract charges 0.50% Class B     $  12.52              --                --            --            5.53%
         Highest contract charges 1.70% Class B    $  11.55              --                --            --            4.26%
         All contract charges                            --           5,839          $ 68,872          0.53%             --
EQ/Common Stock Index (n)
-------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                             $ 211.93             141          $ 29,896          1.73%          27.17%
  2008   1.15% Class A                             $ 166.65             164          $ 27,251          1.55%         (44.31)%
  2007   1.15% Class A                             $ 299.23             203          $ 60,734          0.95%           2.54%
  2006   1.15% Class A                             $ 291.81             266          $ 77,493          1.14%           9.69%
  2005   1.15% Class A                             $ 266.03             322          $ 85,655          0.81%           3.36%
EQ/Common Stock Index (n)
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B     $ 256.03              --                --            --           27.68%
         Highest contract charges 1.70% Class B    $ 169.68              --                --            --           26.15%
         All contract charges                            --             928          $176,620          1.73%             --
  2008   Lowest contract charges 0.50% Class B     $ 200.52              --                --            --          (44.08)%
         Highest contract charges 1.70% Class B    $ 134.51              --                --            --          (44.76)%
         All contract charges                            --           1,053          $158,344          1.55%             --
  2007   Lowest contract charges 0.50% Class B     $ 358.57              --                --            --            2.96%
         Highest contract charges 1.70% Class B    $ 243.48              --                --            --            1.71%
         All contract charges                            --           1,297          $351,552          0.95%             --
  2006   Lowest contract charges 0.50% Class B     $ 348.26              --                --            --           10.14%
         Highest contract charges 1.70% Class B    $ 239.38              --                --            --            8.81%
         All contract charges                            --           1,643          $436,497          1.14%             --
  2005   Lowest contract charges 0.50% Class B     $ 316.20              --                --            --            3.78%
         Highest contract charges 1.70% Class B    $ 219.99              --                --            --            2.53%
         All contract charges                            --           2,036          $495,374          0.81%             --
EQ/Core Bond Index (l)
----------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B     $  14.70              --                --            --            2.15%
         Highest contract charges 1.70% Class B    $  12.71              --                --            --            0.95%
         All contract charges                            --           2,518          $ 33,039          2.48%             --
  2008   Lowest contract charges 0.50% Class B     $  14.39              --                --            --           (9.38)%
         Highest contract charges 1.70% Class B    $  12.59              --                --            --          (10.52)%
         All contract charges                            --           2,561          $ 33,222          3.69%             --
  2007   Lowest contract charges 0.50% Class B     $  15.88              --                --            --            2.58%
         Highest contract charges 1.70% Class B    $  14.07              --                --            --            1.37%
         All contract charges                            --           3,901          $ 56,331          4.18%             --
  2006   Lowest contract charges 0.50% Class B     $  15.48              --                --            --            3.54%
         Highest contract charges 1.70% Class B    $  13.88              --                --            --            2.30%
         All contract charges                            --           4,203          $ 59,758          4.27%             --

                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                 Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      -----------  ------------------- ------------ ---------------- -------------
EQ/Core Bond Index (l) (Continued)
----------------------------------
  2005   Lowest contract charges 0.50% Class B          $ 14.95              --                --            --            1.71%
         Highest contract charges 1.70% Class B         $ 13.57              --                --            --            0.48%
         All contract charges                                --           4,274          $ 59,245          3.61%             --
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  8.96              --                --            --           31.96%
         Highest contract charges 1.70% Class B (c)     $  8.61              --                --            --           30.45%
         All contract charges                                --             646          $  5,622          1.73%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  6.79              --                --            --          (39.54)%
         Highest contract charges 1.70% Class B (c)     $  6.60              --                --            --          (40.27)%
         All contract charges                                --             684          $  4,548          0.55%             --
  2007   Lowest contract charges 0.50% Class B (c)      $ 11.23              --                --            --            3.23%
         Highest contract charges 1.70% Class B (c)     $ 11.05              --                --            --            1.94%
         All contract charges                                --             528          $  5,854          0.58%             --
  2006   Lowest contract charges 0.50% Class B (c)      $ 10.88              --                --            --            8.76%
         Highest contract charges 1.70% Class B (c)     $ 10.84              --                --            --            8.36%
         All contract charges                                --             136          $  1,478          0.85%             --
EQ/Equity 500 Index
-------------------
         Unit Value 1.15*
  2009   1.15% Class A (i)                              $ 25.39              --                --          1.88%          24.71%
  2008   1.15% Class A (i)                              $ 20.36              --                --          1.59%         (37.89)%
  2007   1.15% Class A (i)                              $ 32.78              --                --          1.24%           4.00%
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 27.29              --                --            --           25.24%
         Highest contract charges 1.70% Class B         $ 22.52              --                --            --           23.74%
         All contract charges                                --           2,851          $ 67,293          1.88%             --
  2008   Lowest contract charges 0.50% Class B          $ 21.79              --                --            --          (37.64)%
         Highest contract charges 1.70% Class B         $ 18.20              --                --            --          (38.39)%
         All contract charges                                --           3,111          $ 59,174          1.59%             --
  2007   Lowest contract charges 0.50% Class B          $ 34.94              --                --            --            4.42%
         Highest contract charges 1.70% Class B         $ 29.54              --                --            --            3.14%
         All contract charges                                --           3,801          $116,961          1.24%             --
  2006   Lowest contract charges 0.50% Class B          $ 33.46              --                --            --           14.52%
         Highest contract charges 1.70% Class B         $ 28.64              --                --            --           13.14%
         All contract charges                                --           4,697          $139,661          1.46%             --
  2005   Lowest contract charges 0.50% Class B          $ 29.22              --                --            --            3.88%
         Highest contract charges 1.70% Class B         $ 25.31              --                --            --            2.63%
         All contract charges                                --           5,668          $148,550          1.26%             --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 14.75              --                --            --           27.16%
         Highest contract charges 1.70% Class B         $ 13.33              --                --            --           25.64%
         All contract charges                                --           2,796          $ 38,192          0.80%             --
  2008   Lowest contract charges 0.50% Class B          $ 11.60              --                --            --          (40.57)%
         Highest contract charges 1.70% Class B         $ 10.61              --                --            --          (41.32)%
         All contract charges                                --           3,497          $ 37,939          0.88%             --
  2007   Lowest contract charges 0.50% Class B          $ 19.52              --                --            --           13.49%
         Highest contract charges 1.70% Class B         $ 18.08              --                --            --           12.09%
         All contract charges                                --           3,964          $ 72,987          0.17%             --
  2006   Lowest contract charges 0.50% Class B          $ 17.20              --                --            --            8.78%
         Highest contract charges 1.70% Class B         $ 16.13              --                --            --            7.47%
         All contract charges                                --           4,481          $ 73,378          0.72%             --

                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

8. Accumulation Unit Values (Continued)


                                                                                Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                                     Units Outstanding   Net Assets     Investment        Total
                                                       Unit value          (000s)          (000s)     Income ratio**    Return***
                                                      ------------  ------------------- ------------ ---------------- -------------
EQ/Equity Growth PLUS (Continued)
---------------------------------
  2005   Lowest contract charges 0.50% Class B          $ 15.82             --                --            --           10.15%
         Highest contract charges 1.70% Class B         $ 15.01             --                --            --            8.83%
         All contract charges                                --          4,494           $68,290            --              --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 10.64             --                --            --           39.63%
         Highest contract charges 1.70% Class B         $  9.31             --                --            --           37.93%
         All contract charges                                --          1,203           $11,686          0.20%             --
  2008   Lowest contract charges 0.50% Class B          $  7.62             --                --            --          (27.98)%
         Highest contract charges 1.70% Class B         $  6.75             --                --            --          (28.87)%
         All contract charges                                --            787           $ 5,445          0.54%             --
  2007   Lowest contract charges 0.50% Class B          $ 10.58             --                --            --           10.79%
         Highest contract charges 1.70% Class B         $  9.49             --                --            --            9.46%
         All contract charges                                --            930           $ 9,027            --              --
  2006   Lowest contract charges 0.50% Class B          $  9.55             --                --            --            5.34%
         Highest contract charges 1.70% Class B         $  8.67             --                --            --            4.07%
         All contract charges                                --          1,004           $ 8,883          2.03%             --
  2005   Lowest contract charges 0.50% Class B          $  9.07             --                --            --            3.44%
         Highest contract charges 1.70% Class B         $  8.33             --                --            --            2.20%
         All contract charges                                --          1,194           $10,128          0.04%             --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  9.36             --                --            --           30.00%
         Highest contract charges 1.70% Class B (c)     $  8.99             --                --            --           28.25%
         All contract charges                                --          1,859           $16,864          5.87%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  7.20             --                --            --          (32.20)%
         Highest contract charges 1.70% Class B (c)     $  7.01             --                --            --          (32.92)%
         All contract charges                                --          1,959           $13,811          5.97%             --
  2007   Lowest contract charges 0.50% Class B (c)      $ 10.62                                                           1.53%
         Highest contract charges 1.70% Class B (c)     $ 10.45                                                           0.29%
         All contract charges                                            2,107           $22,106          3.79%
  2006   Lowest contract charges 0.50% Class B (c)      $ 10.46             --                --            --            4.56%
         Highest contract charges 1.70% Class B (c)     $ 10.42             --                --            --            4.17%
         All contract charges                                --            619           $ 6,457          2.46%             --
EQ/Franklin Templeton Allocation
--------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (h)      $  7.68             --                --            --           27.79%
         Highest contract charges 1.70% Class B (h)     $  7.44             --                --            --           26.32%
         All contract charges                                --            721           $ 5,402          2.56%             --
  2008   Lowest contract charges 0.50% Class B (h)      $  6.01             --                --            --          (37.20)%
         Highest contract charges 1.70% Class B (h)     $  5.89             --                --            --          (37.93)%
         All contract charges                                --            659           $ 3,902          4.13%             --
  2007   Lowest contract charges 0.50% Class B (h)      $  9.57             --                --            --           (4.30)%
         Highest contract charges 1.70% Class B (h)     $  9.49             --                --            --           (5.10)%
         All contract charges                                --            472           $ 4,489          1.96%             --
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (b)      $ 12.08            --                --            --           16.04%
         Highest contract charges 1.70% Class B (b)     $ 11.41            --                --            --           14.67%
         All contract charges                                --           470           $ 5,450          0.00%             --
  2008   Lowest contract charges 0.50% Class B (b)      $ 10.41            --                --            --          (14.25)%
         Highest contract charges 1.70% Class B (b)     $  9.95            --                --            --          (15.32)%
         All contract charges                                --           447           $ 4,504          0.44%             --

                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                   Units Outstanding   Net Assets     Investment        Total
                                                       Unit value        (000s)          (000s)     Income ratio**    Return***
                                                      ------------------------------- ------------ ---------------- -------------
EQ/GAMCO Mergers and Acquisitions (Continued)
---------------------------------------------
  2007   Lowest contract charges 0.50% Class B (b)      $ 12.14            --                --            --            2.97%
         Highest contract charges 1.70% Class B (b)     $ 11.75            --                --            --            1.64%
         All contract charges                                --           601          $  7,151          0.49%             --
  2006   Lowest contract charges 0.50% Class B (b)      $ 11.79            --                --            --           11.65%
         Highest contract charges 1.70% Class B (b)     $ 11.56            --                --            --           10.30%
         All contract charges                                --           780          $  9,122          5.06%             --
  2005   Lowest contract charges 0.50% Class B (b)      $ 10.56            --                --            --            5.64%
         Highest contract charges 1.70% Class B (b)     $ 10.48            --                --            --            4.79%
         All contract charges                                --           538          $  5,667          4.29%             --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 34.01            --                --            --           40.71%
         Highest contract charges 1.70% Class B         $ 26.23            --                --            --           39.08%
         All contract charges                                --           898          $ 25,260          0.44%             --
  2008   Lowest contract charges 0.50% Class B          $ 24.17            --                --            --          (30.98)%
         Highest contract charges 1.70% Class B         $ 18.86            --                --            --          (31.84)%
         All contract charges                                --           840          $ 16,988          0.58%             --
  2007   Lowest contract charges 0.50% Class B          $ 35.02            --                --            --            8.72%
         Highest contract charges 1.70% Class B         $ 27.67            --                --            --            7.41%
         All contract charges                                --           792          $ 23,223          0.47%             --
  2006   Lowest contract charges 0.50% Class B          $ 32.21            --                --            --           18.24%
         Highest contract charges 1.70% Class B         $ 25.76            --                --            --           16.82%
         All contract charges                                --           536          $ 14,549          1.45%             --
  2005   Lowest contract charges 0.50% Class B          $ 27.24            --                --            --            3.80%
         Highest contract charges 1.70% Class B         $ 22.05            --                --            --            2.55%
         All contract charges                                --           474          $ 10,971          0.90%             --
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (b)      $ 11.75            --                --            --            1.47%
         Highest contract charges 1.70% Class B (b)     $ 11.16            --                --            --            0.18%
         All contract charges                                --         1,267          $ 13,347          0.79%             --
  2008   Lowest contract charges 0.50% Class B (b)      $ 11.58            --                --            --            5.95%
         Highest contract charges 1.70% Class B (b)     $ 11.14            --                --            --            4.70%
         All contract charges                                --         1,470          $ 16,556         16.15%             --
  2007   Lowest contract charges 0.50% Class B (b)      $ 10.93            --                --            --            8.76%
         Highest contract charges 1.70% Class B (b)     $ 10.64            --                --            --            7.47%
         All contract charges                                --           983          $ 10,635          4.53%             --
  2006   Lowest contract charges 0.50% Class B (b)      $ 10.05            --                --            --            2.90%
         Highest contract charges 1.70% Class B (b)     $  9.90            --                --            --            1.66%
         All contract charges                                --           306          $  3,044          0.41%             --
  2005   Lowest contract charges 0.50% Class B (b)      $  9.77            --                --            --          ( 2.31)%
         Highest contract charges 1.70% Class B (b)     $  9.74            --                --            --          ( 2.59)%
         All contract charges                                --            22               212            --              --
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 18.29            --                --            --           49.31%
         Highest contract charges 1.70% Class B         $ 15.74            --                --            --           47.52%
         All contract charges                                --         3,939          $ 64,296          1.27%             --
  2008   Lowest contract charges 0.50% Class B          $ 12.25            --                --            --          (57.55)%
         Highest contract charges 1.70% Class B         $ 10.67            --                --            --          (58.07)%
         All contract charges                                --         4,221          $ 46,562          0.13%             --
  2007   Lowest contract charges 0.50% Class B          $ 28.86            --                --            --           41.26%
         Highest contract charges 1.70% Class B         $ 25.45            --                --            --           39.61%
         All contract charges                                --         5,020          $131,723            --              --

                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      ------------ ------------------- ------------ ---------------- ------------
EQ/Global Multi-Sector Equity (Continued)
-----------------------------------------
  2006   Lowest contract charges 0.50% Class B          $ 20.43              --                --            --          36.37%
         Highest contract charges 1.70% Class B         $ 18.23              --                --            --          34.73%
         All contract charges                                --           5,635          $105,586          0.40%            --
  2005   Lowest contract charges 0.50% Class B          $ 14.98              --                --            --          32.12%
         Highest contract charges 1.70% Class B         $ 13.53              --                --            --          30.53%
         All contract charges                                --           5,750          $ 79,754          0.56%            --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                                  $ 21.10             127          $  2,687          0.94%         (3.17)%
  2008   1.15% Class A                                  $ 21.79             204          $  4,453          2.98%          2.69%
  2007   1.15% Class A                                  $ 21.22             205          $  4,343          4.03%          5.89%
  2006   1.15% Class A                                  $ 20.04             238          $  4,764          3.64%          2.20%
  2005   1.15% Class A                                  $ 19.61             293          $  5,747          3.15%          0.33%
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 23.11              --                --            --          (2.78)%
         Highest contract charges 1.70% Class B         $ 18.41              --                --            --          (3.91)%
         All contract charges                                --           3,035          $ 58,250          0.94%            --
  2008   Lowest contract charges 0.50% Class B          $ 23.77              --                --            --           3.08%
         Highest contract charges 1.70% Class B         $ 19.16              --                --            --           1.81%
         All contract charges                                --           3,845          $ 76,626          2.98%            --
  2007   Lowest contract charges 0.50% Class B          $ 23.06              --                --            --           6.32%
         Highest contract charges 1.70% Class B         $ 18.82              --                --            --           5.02%
         All contract charges                                --           4,615          $ 90,022          4.03%            --
  2006   Lowest contract charges 0.50% Class B          $ 21.69              --                --            --           2.61%
         Highest contract charges 1.70% Class B         $ 17.92              --                --            --           1.37%
         All contract charges                                --           5,697          $105,656          3.64%            --
  2005   Lowest contract charges 0.50% Class B          $ 21.14              --                --            --           0.73%
         Highest contract charges 1.70% Class B         $ 17.67              --                --            --          (0.48)%
         All contract charges                                --           7,156          $130,692          3.15%            --
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 13.14              --                --            --          34.63%
         Highest contract charges 1.70% Class B         $ 11.54              --                --            --          32.95%
         All contract charges                                --           1,398          $ 16,755          3.17%            --
  2008   Lowest contract charges 0.50% Class B          $  9.76              --                --            --         (45.11)%
         Highest contract charges 1.70% Class B         $  8.68              --                --            --         (45.78)%
         All contract charges                                --           1,350          $ 12,153          1.39%            --
  2007   Lowest contract charges 0.50% Class B          $ 17.78              --                --            --          14.64%
         Highest contract charges 1.70% Class B         $ 16.01              --                --            --          13.31%
         All contract charges                                --           1,518          $ 25,426          0.39%            --
  2006   Lowest contract charges 0.50% Class B          $ 15.51              --                --            --          18.65%
         Highest contract charges 1.70% Class B         $ 14.13              --                --            --          17.22%
         All contract charges                                --           1,648          $ 24,157          1.29%            --
  2005   Lowest contract charges 0.50% Class B          $ 13.07              --                --            --          16.54%
         Highest contract charges 1.70% Class B         $ 12.06              --                --            --          15.14%
         All contract charges                                --           1,659          $ 20,675          1.63%            --
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (b)      $ 13.56              --                --            --          36.56%
         Highest contract charges 1.70% Class B (b)     $ 12.82              --                --            --          34.95%
         All contract charges                                --             661          $  8,589          1.32%            --

                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                                   Units Outstanding   Net Assets     Investment         Total
                                                       Unit value        (000s)          (000s)     Income ratio**     Return***
                                                      ------------------------------- ------------ ---------------- --------------
EQ/International Growth (Continued)
-----------------------------------
  2008   Lowest contract charges 0.50% Class B (b)      $  9.93            --                --            --           (40.61)%
         Highest contract charges 1.70% Class B (b)     $  9.50            --                --            --           (41.29)%
         All contract charges                                --           556           $ 5,339          0.97%              --
  2007   Lowest contract charges 0.50% Class B (b)      $ 16.72            --                --            --            15.63%
         Highest contract charges 1.70% Class B (b)     $ 16.18            --                --            --            14.18%
         All contract charges                                --           478           $ 7,804          0.67%              --
  2006   Lowest contract charges 0.50% Class B (b)      $ 14.46            --                --            --            25.01%
         Highest contract charges 1.70% Class B (b)     $ 14.17            --                --            --            23.51%
         All contract charges                                --           186           $ 2,650          1.17%              --
  2005   Lowest contract charges 0.50% Class B (b)      $ 11.56            --                --            --            15.64%
         Highest contract charges 1.70% Class B (b)     $ 11.47            --                --            --            14.72%
         All contract charges                                --            54           $   615          2.36%              --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 13.54            --                --            --            31.71%
         Highest contract charges 1.70% Class B         $ 11.61            --                --            --            30.01%
         All contract charges                                --         1,358           $16,484          1.42%              --
  2008   Lowest contract charges 0.50% Class B          $ 10.28            --                --            --           (40.09)%
         Highest contract charges 1.70% Class B         $  8.93            --                --            --           (40.78)%
         All contract charges                                --         1,563           $14,524          1.76%              --
  2007   Lowest contract charges 0.50% Class B          $ 17.16            --                --            --            (1.72)%
         Highest contract charges 1.70% Class B         $ 15.08            --                --            --            (2.90)%
         All contract charges                                --         1,918           $30,002          1.29%              --
  2006   Lowest contract charges 0.50% Class B          $ 17.46            --                --            --            19.78%
         Highest contract charges 1.70% Class B         $ 15.53            --                --            --            18.34%
         All contract charges                                --         2,331           $37,428          4.25%              --
  2005   Lowest contract charges 0.50% Class B          $ 14.58            --                --            --             3.41%
         Highest contract charges 1.70% Class B         $ 13.12            --                --            --             2.16%
         All contract charges                                --         2,671           $36,117          1.45%              --
EQ/Large Cap Core PLUS
----------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $  9.18            --                --            --            25.93%
         Highest contract charges 1.70% Class B         $  8.03            --                --            --            24.30%
         All contract charges                                --           654           $ 5,395          4.18%              --
  2008   Lowest contract charges 0.50% Class B          $  7.29            --                --            --           (37.75)%
         Highest contract charges 1.70% Class B         $  6.46            --                --            --           (38.48)%
         All contract charges                                --           778           $ 5,152          0.32%              --
  2007   Lowest contract charges 0.50% Class B          $ 11.71            --                --            --             3.35%
         Highest contract charges 1.70% Class B         $ 10.50            --                --            --             2.14%
         All contract charges                                --           941           $10,092          1.11%              --
  2006   Lowest contract charges 0.50% Class B          $ 11.33            --                --            --            12.38%
         Highest contract charges 1.70% Class B         $ 10.28            --                --            --            11.03%
         All contract charges                                --         1,207           $12,655          0.80%              --
  2005   Lowest contract charges 0.50% Class B          $ 10.08            --                --            --             6.66%
         Highest contract charges 1.70% Class B         $  9.26            --                --            --             5.38%
         All contract charges                                --         1,491           $14,051          0.48%              --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $  7.28            --                --            --            35.57%
         Highest contract charges 1.70% Class B         $  6.39            --                --            --            33.68%
         All contract charges                                --         6,796           $44,637          2.07%              --
  2008   Lowest contract charges 0.50% Class B          $  5.37            --                --            --           (36.60)%
         Highest contract charges 1.70% Class B         $  4.78            --                --            --           (37.27)%
         All contract charges                                --         7,550           $36,927          0.13%              --

                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      ------------ ------------------- ------------ ---------------- ------------
EQ/Large Cap Growth Index (Continued)
-------------------------------------
  2007   Lowest contract charges 0.50% Class B          $  8.47               --               --            --          13.39%
         Highest contract charges 1.70% Class B         $  7.62               --               --            --          12.06%
         All contract charges                                --            9,142         $ 71,185          0.00%            --
  2006   Lowest contract charges 0.50% Class B          $  7.47               --               --            --         ( 1.04)%
         Highest contract charges 1.70% Class B         $  6.80               --               --            --         ( 2.23)%
         All contract charges                                --           11,619         $ 80,589            --             --
  2005   Lowest contract charges 0.50% Class B          $  7.55               --               --            --          14.36%
         Highest contract charges 1.70% Class B         $  6.96               --               --            --          12.98%
         All contract charges                                --           14,003         $ 99,105            --             --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 15.55               --               --            --          34.17%
         Highest contract charges 1.70% Class B         $ 13.34               --               --            --          32.60%
         All contract charges                                --            3,708         $ 51,466          1.26%            --
  2008   Lowest contract charges 0.50% Class B          $ 11.59               --               --            --         (38.55)%
         Highest contract charges 1.70% Class B         $ 10.06               --               --            --         (39.29)%
         All contract charges                                --            4,156         $ 43,404          0.10%            --
  2007   Lowest contract charges 0.50% Class B          $ 18.86               --               --            --          15.07%
         Highest contract charges 1.70% Class B         $ 16.57               --               --            --          13.65%
         All contract charges                                --            4,958         $ 85,014          0.34%            --
  2006   Lowest contract charges 0.50% Class B          $ 16.39               --               --            --           7.24%
         Highest contract charges 1.70% Class B         $ 14.58               --               --            --           5.95%
         All contract charges                                --            5,886         $ 88,476            --             --
  2005   Lowest contract charges 0.50% Class B          $ 15.29               --               --            --           8.48%
         Highest contract charges 1.70% Class B         $ 13.76               --               --            --           7.18%
         All contract charges                                --            7,269         $102,815            --             --
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (b)      $  5.42               --               --            --          18.60%
         Highest contract charges 1.70% Class B (b)     $  5.15               --               --            --          17.31%
         All contract charges                                --              486         $  2,551          9.32%            --
  2008   Lowest contract charges 0.50% Class B (b)      $  4.57               --               --            --         (56.93)%
         Highest contract charges 1.70% Class B (b)     $  4.39               --               --            --         (57.46)%
         All contract charges                                --              341         $  1,523          0.72%            --
  2007   Lowest contract charges 0.50% Class B (b)      $ 10.61               --               --            --         ( 6.35)%
         Highest contract charges 1.70% Class B (b)     $ 10.32               --               --            --         ( 7.61)%
         All contract charges                                --              706         $  7,423            --             --
  2006   Lowest contract charges 0.50% Class B (b)      $ 11.33               --               --            --           6.30%
         Highest contract charges 1.70% Class B (b)     $ 11.17               --               --            --           5.02%
         All contract charges                                --              320         $  3,608          0.05%            --
  2005   Lowest contract charges 0.50% Class B (b)      $ 10.66               --               --            --           6.62%
         Highest contract charges 1.70% Class B (b)     $ 10.63               --               --            --           6.31%
         All contract charges                                --               61         $    650          0.15%            --
EQ/Large Cap Value PLUS (g)
---------------------------
  2009   1.15% Class A (i)                              $  6.08            2,585         $ 15,729          2.13%         19.22%
  2008   1.15% Class A (i)                              $  5.10             3136         $ 15,999          2.68%        (43.71)%
  2007   1.15% Class A (i)                              $  9.06            4,100         $ 37,131          2.27%        ( 9.40)%
EQ/Large Cap Value PLUS (g)
---------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 12.44               --               --            --          19.85%
         Highest contract charges 1.70% Class B         $ 10.76               --               --            --          18.37%
         All contract charges                                --           17,198         $165,754          2.13%            --

                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                      -----------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment         Total
                                                       Unit value         (000s)          (000s)     Income ratio**     Return***
                                                      ------------ ------------------- ------------ ---------------- --------------
EQ/Large Cap Value PLUS (g) (Continued)
---------------------------------------
  2008   Lowest contract charges 0.50% Class B          $ 10.38             --               --            --           (43.62)%
         Highest contract charges 1.70% Class B         $  9.09             --               --            --           (44.27)%
         All contract charges                                --         20,212         $164,159          2.68%              --
  2007   Lowest contract charges 0.50% Class B          $ 18.41             --               --            --           ( 5.05)%
         Highest contract charges 1.70% Class B         $ 16.31             --               --            --           ( 6.16)%
         All contract charges                                --         26,493         $387,603          2.27%              --
  2006   Lowest contract charges 0.50% Class B          $ 19.39             --               --            --            20.78%
         Highest contract charges 1.70% Class B         $ 17.38             --               --            --            19.33%
         All contract charges                                --          9,170         $163,663          1.52%              --
  2005   Lowest contract charges 0.50% Class B          $ 16.05             --               --            --             4.91%
         Highest contract charges 1.70% Class B         $ 14.57             --               --            --             3.65%
         All contract charges                                --         10,260         $153,051          1.10%              --
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (a)      $  9.49             --               --            --            17.45%
         Highest contract charges 1.70% Class B (a)     $  8.97             --               --            --            16.04%
         All contract charges                                --            251         $  2,281          0.76%              --
  2008   Lowest contract charges 0.50% Class B (a)      $  8.08             --               --            --           (36.88)%
         Highest contract charges 1.70% Class B (a)     $  7.73             --               --            --           (37.61)%
         All contract charges                                --            241         $  1,876          1.26%              --
  2007   Lowest contract charges 0.50% Class B (a)      $ 12.80             --               --            --             2.98%
         Highest contract charges 1.70% Class B (a)     $ 12.39             --               --            --             1.72%
         All contract charges                                --            332         $  4,143          1.00%              --
  2006   Lowest contract charges 0.50% Class B (a)      $ 12.43             --               --            --            16.63%
         Highest contract charges 1.70% Class B (a)     $ 12.18             --               --            --            15.22%
         All contract charges                                --            382         $  4,671          1.57%              --
  2005   Lowest contract charges 0.50% Class B (a)      $ 10.66             --               --            --             6.59%
         Highest contract charges 1.70% Class B (a)     $ 10.57             --               --            --             5.73%
         All contract charges                                --             73         $    774          1.34%              --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (a)      $ 11.25             --               --            --            24.86%
         Highest contract charges 1.70% Class B (a)     $ 10.63             --               --            --            23.32%
         All contract charges                                --            355         $  3,825          0.70%              --
  2008   Lowest contract charges 0.50% Class B (a)      $  9.01             --               --            --           (31.27)%
         Highest contract charges 1.70% Class B (a)     $  8.62             --               --            --           (32.13)%
         All contract charges                                --            276         $  2,408          1.29%              --
  2007   Lowest contract charges 0.50% Class B (a)      $ 13.11             --               --            --            10.08%
         Highest contract charges 1.70% Class B (a)     $ 12.70             --               --            --             8.83%
         All contract charges                                --            138         $  1,764          0.78%              --
  2006   Lowest contract charges 0.50% Class B (a)      $ 11.91             --               --            --            12.13%
         Highest contract charges 1.70% Class B (a)     $ 11.67             --               --            --            10.78%
         All contract charges                                --            111         $  1,303          1.28%              --
  2005   Lowest contract charges 0.50% Class B (a)      $ 10.62             --               --            --             6.21%
         Highest contract charges 1.70% Class B (a)     $ 10.54             --               --            --             5.40%
         All contract charges                                --             58         $    615          0.89%              --
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $  9.99             --               --            --            35.73%
         Highest contract charges 1.70% Class B         $  8.92             --               --            --            33.93%
         All contract charges                                --          3,355         $ 30,585          1.04%              --
  2008   Lowest contract charges 0.50% Class B          $  7.36             --               --            --           (49.55)%
         Highest contract charges 1.70% Class B         $  6.66             --               --            --           (50.11)%
         All contract charges                                --          3,909         $ 26,540          0.78%              --

                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
EQ/Mid Cap Index (Continued)
----------------------------
  2007   Lowest contract charges 0.50% Class B      $ 14.59               --               --            --             7.44%
         Highest contract charges 1.70% Class B     $ 13.35               --               --            --             6.21%
         All contract charges                            --            4,894         $ 66,595            --               --
  2006   Lowest contract charges 0.50% Class B      $ 13.58               --               --            --            10.97%
         Highest contract charges 1.70% Class B     $ 12.57               --               --            --             9.63%
         All contract charges                            --            5,941         $ 76,031          3.07%              --
  2005   Lowest contract charges 0.50% Class B      $ 12.23               --               --            --             5.84%
         Highest contract charges 1.70% Class B     $ 11.47               --               --            --             4.56%
         All contract charges                            --            7,030         $ 81,842          7.23%              --
EQ/Mid Cap Value PLUS (j)
-------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 15.18               --               --            --            35.17%
         Highest contract charges 1.70% Class B     $ 13.01               --               --            --            33.57%
         All contract charges                            --            4,774         $ 64,362          1.12%              --
  2008   Lowest contract charges 0.50% Class B      $ 11.23               --               --            --           (39.85)%
         Highest contract charges 1.70% Class B     $  9.74               --               --            --           (40.61)%
         All contract charges                            --            5,140         $ 51,712          1.30%              --
  2007   Lowest contract charges 0.50% Class B      $ 18.67               --               --            --            (2.10)%
         Highest contract charges 1.70% Class B     $ 16.40               --               --            --            (3.30)%
         All contract charges                            --            6,755         $114,184          0.93%              --
  2006   Lowest contract charges 0.50% Class B      $ 19.07               --               --            --            11.92%
         Highest contract charges 1.70% Class B     $ 16.96               --               --            --            10.58%
         All contract charges                            --            8,495         $148,186          0.29%              --
  2005   Lowest contract charges 0.50% Class B      $ 17.04               --               --            --            10.77%
         Highest contract charges 1.70% Class B     $ 15.34               --               --            --             9.44%
         All contract charges                            --           10,049         $158,052          4.50%              --
EQ/Money Market
---------------
         Unit Value 1.15%*
  2009   1.15% Class A                              $ 32.97              241         $  7,957          0.02%           (0.84)%
  2008   1.15% Class A                              $ 33.25              335         $  1,107          2.05%            1.19%
  2007   1.15% Class A                              $ 32.86              259         $  8,522          4.62%            3.76%
  2006   1.15% Class A                              $ 31.67              262         $  8,297          4.46%            3.53%
  2005   1.15% Class A                              $ 30.59              238         $  7,289          2.56%            1.70%
EQ/Money Market
---------------
         Unit Value 0.00% to 1.70%*
  2009   Lowest contract charges 0.00% Class B      $ 44.43               --               --            --           (13.30)%
         Highest contract charges 1.70% Class B     $ 27.28               --               --            --            (1.69)%
         All contract charges                            --            3,113         $ 91,745          0.02%              --
  2008   Lowest contract charges 0.00% Class B      $ 44.43               --               --            --             2.11%
         Highest contract charges 1.70% Class B     $ 27.75               --               --            --             0.36%
         All contract charges                            --            4,855         $154,195          2.05%              --
  2007   Lowest contract charges 0.00% Class B      $ 43.51               --               --            --             4.72%
         Highest contract charges 1.70% Class B     $ 27.65               --               --            --             2.94%
         All contract charges                            --            3,848         $113,281          4.62%              --
  2006   Lowest contract charges 0.00% Class B      $ 41.55               --               --            --             4.48%
         Highest contract charges 1.70% Class B     $ 26.86               --               --            --             2.71%
         All contract charges                            --            3,874         $110,831          4.46%              --
  2005   Lowest contract charges 0.00% Class B      $ 39.77               --               --            --             2.62%
         Highest contract charges 1.70% Class B     $ 26.15               --               --            --             0.88%
         All contract charges                            --            3,949         $109,656          2.56%              --

                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                   Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                                     Units Outstanding   Net Assets     Investment        Total
                                                       Unit value          (000s)          (000s)     Income ratio**    Return***
                                                      ------------- ------------------ ------------ ---------------- -------------
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $  5.45              --                --            --           29.15%
         Highest contract charges 1.70% Class B         $  4.77              --                --            --           27.54%
         All contract charges                                --           1,611           $ 7,930          0.39%             --
  2008   Lowest contract charges 0.50% Class B          $  4.22              --                --            --          (33.23)%
         Highest contract charges 1.70% Class B         $  3.74              --                --            --          (33.92)%
         All contract charges                                --           1,775           $ 6,830          0.27%             --
  2007   Lowest contract charges 0.50% Class B          $  6.32              --                --            --           20.15%
         Highest contract charges 1.70% Class B         $  5.66              --                --            --           18.66%
         All contract charges                                --             554           $ 3,227          0.29%             --
  2006   Lowest contract charges 0.50% Class B          $  5.26              --                --            --            7.41%
         Highest contract charges 1.70% Class B         $  4.77              --                --            --            6.12%
         All contract charges                                --             278           $ 1,361          0.19%             --
  2005   Lowest contract charges 0.50% Class B          $  4.90              --                --            --            4.88%
         Highest contract charges 1.70% Class B         $  4.49              --                --            --            3.62%
         All contract charges                                --             298           $ 1,371          0.41%             --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  8.33              --                --            --           24.51%
         Highest contract charges 1.70% Class B (c)     $  8.00              --                --            --           23.08%
         All contract charges                                --             496           $ 4,005          0.18%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  6.69              --                --            --          (38.40)%
         Highest contract charges 1.70% Class B (c)     $  6.50              --                --            --          (39.20)%
         All contract charges                                --             576           $ 3,775          3.34%             --
  2007   Lowest contract charges 0.50% Class B (c)      $ 10.86              --                --            --            1.12%
         Highest contract charges 1.70% Class B (c)     $ 10.69              --                --            --           (0.09)%
         All contract charges                                --             678           $ 7,267            --              --
  2006   Lowest contract charges 0.50% Class B (c)      $ 10.74              --                --            --            7.38%
         Highest contract charges 1.70% Class B (c)     $ 10.70              --                --            --            6.98%
         All contract charges                                --             141           $ 1,506          0.45%             --
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  9.51              --                --            --           37.83%
         Highest contract charges 1.70% Class B (c)     $  9.14              --                --            --           36.21%
         All contract charges                                --             356             3,290          0.75%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  6.90              --                --            --          (41.03)%
         Highest contract charges 1.70% Class B (c)     $  6.71              --                --            --          (41.70)%
         All contract charges                                --             216             1,459          1.09%             --
  2007   Lowest contract charges 0.50% Class B (c)      $ 11.70              --                --            --            5.22%
         Highest contract charges 1.70% Class B (c)     $ 11.51              --                --            --            3.88%
         All contract charges                                --             236           $ 2,725          0.35%             --
  2006   Lowest contract charges 0.50% Class B (c)      $ 11.12              --                --            --           11.23%
         Highest contract charges 1.70% Class B (c)     $ 11.08              --                --            --           10.82%
         All contract charges                                --              47           $   519          0.06%             --
EQ/PIMCO Ultra Short Bond (k)
-----------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (a)      $ 11.36              --                --            --            7.47%
         Highest contract charges 1.70% Class B (a)     $ 10.73              --                --            --            6.13%
         All contract charges                                --           4,222           $45,893          1.10%             --
  2008   Lowest contract charges 0.50% Class B (a)      $ 10.57              --                --            --           (4.52)%
         Highest contract charges 1.70% Class B (a)     $ 10.11              --                --            --           (5.69)%
         All contract charges                                --           3,408           $34,789          3.23%             --

                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                               Years Ended December 31,
                                                      ---------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      ------------ ------------------- ------------ ---------------- ------------
EQ/PIMCO Ultra Short Bond (k) (Continued)
-----------------------------------------
  2007   Lowest contract charges 0.50% Class B (a)      $ 11.07              --                --            --          10.92%
         Highest contract charges 1.70% Class B (a)     $ 10.72              --                --            --           9.61%
         All contract charges                                --           1,487           $16,050          3.24%            --
  2006   Lowest contract charges 0.50% Class B (a)      $  9.98              --                --            --         ( 0.11)%
         Highest contract charges 1.70% Class B (a)     $  9.78              --                --            --         ( 1.31)%
         All contract charges                                --           1,072           $10,531          4.50%            --
  2005   Lowest contract charges 0.50% Class B (a)      $  9.99              --                --            --         ( 0.09)%
         Highest contract charges 1.70% Class B (a)     $  9.91              --                --            --         ( 0.89)%
         All contract charges                                --             782           $ 7,766          5.60%            --
EQ/Quality Bond PLUS (p)
------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 18.73              --                --            --           5.52%
         Highest contract charges 1.70% Class B         $ 15.38              --                --            --           4.27%
         All contract charges                                --           1,216           $19,530          3.61%            --
  2008   Lowest contract charges 0.50% Class B          $ 17.75              --                --            --         ( 7.02)%
         Highest contract charges 1.70% Class B         $ 14.75              --                --            --         ( 8.16)%
         All contract charges                                --             860           $13,225          5.01%            --
  2007   Lowest contract charges 0.50% Class B          $ 19.09              --                --            --           4.03%
         Highest contract charges 1.70% Class B         $ 16.06              --                --            --           2.75%
         All contract charges                                --           1,044           $17,419          4.60%            --
  2006   Lowest contract charges 0.50% Class B          $ 18.35              --                --            --           3.30%
         Highest contract charges 1.70% Class B         $ 15.63              --                --            --           2.06%
         All contract charges                                --           1,222           $19,815          3.51%            --
  2005   Lowest contract charges 0.50% Class B          $ 17.77              --                --            --           1.49%
         Highest contract charges 1.70% Class B         $ 15.31              --                --            --           0.27%
         All contract charges                                --           1,582           $25,077          3.87%            --
EQ/Small Company Index (o)
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 14.88              --                --            --          25.57%
         Highest contract charges 1.70% Class B         $ 12.86              --                --            --          24.01%
         All contract charges                                --           1,404           $18,702          1.38%            --
  2008   Lowest contract charges 0.50% Class B          $ 11.85              --                --            --         (34.49)%
         Highest contract charges 1.70% Class B         $ 10.37              --                --            --         (35.27)%
         All contract charges                                --           1,489           $15,941          0.79%            --
  2007   Lowest contract charges 0.50% Class B          $ 18.09              --                --            --         ( 2.32)%
         Highest contract charges 1.70% Class B         $ 16.02              --                --            --         ( 3.49)%
         All contract charges                                --           1,780           $29,335          1.22%            --
  2006   Lowest contract charges 0.50% Class B          $ 18.52              --                --            --          17.12%
         Highest contract charges 1.70% Class B         $ 16.60              --                --            --          15.71%
         All contract charges                                --           2,142           $36,481          1.21%            --
  2005   Lowest contract charges 0.50% Class B          $ 15.81              --                --            --           3.74%
         Highest contract charges 1.70% Class B         $ 14.35              --                --            --           2.49%
         All contract charges                                --           2,338           $34,342          1.07%            --
EQ/T. Rowe Price Growth Stock (e)
---------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 16.84              --                --            --          41.99%
         Highest contract charges 1.70% Class B         $ 12.98              --                --            --          40.17%
         All contract charges                                --             953           $12,981          0.00%            --
  2008   Lowest contract charges 0.50% Class B          $ 11.86              --                --            --         (42.51)%
         Highest contract charges 1.70% Class B         $  9.26              --                --            --         (43.19)%
         All contract charges                                --             891           $ 8,606          0.00%            --
  2007   Lowest contract charges 0.50% Class B          $ 20.63              --                --            --           6.67%
         Highest contract charges 1.70% Class B         $ 16.30              --                --            --           5.43%
         All contract charges                                --           1,038           $17,635          0.14%            --

                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/T. Rowe Price Growth Stock (e) (Continued)
---------------------------------------------
  2006   Lowest contract charges 0.50% Class B          $ 19.34            --                --            --           (4.49)%
         Highest contract charges 1.70% Class B         $ 15.46            --                --            --           (5.64)%
         All contract charges                                --           100           $ 1,627            --              --
  2005   Lowest contract charges 0.50% Class B          $ 20.25            --                --            --            3.47%
         Highest contract charges 1.70% Class B         $ 16.39            --                --            --            2.22%
         All contract charges                                --           113           $ 1,942            --              --
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B (c)      $  8.35            --                --            --           29.46%
         Highest contract charges 1.70% Class B (c)     $  8.02            --                --            --           27.91%
         All contract charges                                --           352           $ 2,855          1.50%             --
  2008   Lowest contract charges 0.50% Class B (c)      $  6.45            --                --            --          (41.15)%
         Highest contract charges 1.70% Class B (c)     $  6.27            --                --            --          (41.84)%
         All contract charges                                --           356           $ 2,250          1.47%             --
  2007   Lowest contract charges 0.50% Class B (c)      $ 10.96            --                --            --            1.58%
         Highest contract charges 1.70% Class B (c)     $ 10.78            --                --            --            0.28%
         All contract charges                                --           463           $ 5,015          0.58%             --
  2006   Lowest contract charges 0.50% Class B (c)      $ 10.79            --                --            --            7.86%
         Highest contract charges 1.70% Class B (c)     $ 10.75            --                --            --            7.46%
         All contract charges                                --           148           $ 1,593          0.35%             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $  5.30            --                --            --           31.84%
         Highest contract charges 1.70% Class B         $  4.63            --                --            --           30.06%
         All contract charges                                --           332           $ 1,591          0.76%             --
  2008   Lowest contract charges 0.50% Class B          $  4.02            --                --            --          (40.36)%
         Highest contract charges 1.70% Class B         $  3.56            --                --            --          (41.06)%
         All contract charges                                --           382           $ 1,403          1.14%             --
  2007   Lowest contract charges 0.50% Class B          $  6.74            --                --            --            0.60%
         Highest contract charges 1.70% Class B         $  6.04            --                --            --           (0.49)%
         All contract charges                                --           506           $ 3,135          0.69%             --
  2006   Lowest contract charges 0.50% Class B          $  6.70            --                --            --           13.58%
         Highest contract charges 1.70% Class B         $  6.07            --                --            --           12.22%
         All contract charges                                --           567           $ 3,532          0.85%             --
  2005   Lowest contract charges 0.50% Class B          $  5.90            --                --            --            8.46%
         Highest contract charges 1.70% Class B         $  5.41            --                --            --            7.16%
         All contract charges                                --           371           $ 2,058          1.67%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (a)      $  9.41            --                --            --           27.85%
         Highest contract charges 1.70% Class B (a)     $  8.89            --                --            --           26.28%
         All contract charges                                --           554           $ 5,062          1.44%             --
  2008   Lowest contract charges 0.50% Class B (a)      $  7.36            --                --            --          (37.25)%
         Highest contract charges 1.70% Class B (a)     $  7.04            --                --            --          (38.03)%
         All contract charges                                --           628           $ 4,511          2.39%             --
  2007   Lowest contract charges 0.50% Class B (a)      $ 11.73            --                --            --           (3.06)%
         Highest contract charges 1.70% Class B (a)     $ 11.36            --                --            --           (4.14)%
         All contract charges                                --           491           $ 5,623          0.84%             --
  2006   Lowest contract charges 0.50% Class B (a)      $ 12.10            --                --            --           15.33%
         Highest contract charges 1.70% Class B (a)     $ 11.85            --                --            --           13.94%
         All contract charges                                --         1,041           $12,470          2.74%             --
  2005   Lowest contract charges 0.50% Class B (a)      $ 10.49            --                --            --            4.88%
         Highest contract charges 1.70% Class B (a)     $ 10.40            --                --            --            4.04%
         All contract charges                                --           714           $ 7,466          1.83%             --

                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                                  Years Ended December 31,
                                                      ----------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment        Total
                                                       Unit value         (000s)          (000s)     Income ratio**    Return***
                                                      ------------ ------------------- ------------ ---------------- -------------
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.70%
  2009   Lowest contract charges 0.50% Class B (a)      $ 13.50             --                --            --           56.25%
         Highest contract charges 1.70% Class B (a)     $ 12.75             --                --            --           54.36%
         All contract charges                                --          1,166           $15,126          0.00%             --
  2008   Lowest contract charges 0.50% Class B (a)      $  8.64             --                --            --          (47.57)%
         Highest contract charges 1.70% Class B (a)     $  8.26             --                --            --          (48.21)%
         All contract charges                                --            821           $ 6,886          0.00%             --
  2007   Lowest contract charges 0.50% Class B (a)      $ 16.48             --                --            --           21.80%
         Highest contract charges 1.70% Class B (a)     $ 15.95             --                --            --           20.29%
         All contract charges                                --            530           $ 8,521          0.39%             --
  2006   Lowest contract charges 0.50% Class B (a)      $ 13.53             --                --            --            8.71%
         Highest contract charges 1.70% Class B (a)     $ 13.26             --                --            --            7.40%
         All contract charges                                --            196           $ 2,607          0.34%             --
  2005   Lowest contract charges 0.50% Class B (a)      $ 12.44             --                --            --           24.44%
         Highest contract charges 1.70% Class B (a)     $ 12.34             --                --            --           23.44%
         All contract charges                                --            168           $ 2,077            --              --
Multimanager Aggressive Equity (m)
----------------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                                  $ 50.65            151           $ 7,647          0.21%          36.05%
  2008   1.15% Class A                                  $ 37.23            154           $ 5,733          0.37%         (47.16)%
  2007   1.15% Class A                                  $ 70.46            186           $13,100          0.03%          10.37%
  2006   1.15% Class A                                  $ 63.84            227           $14,485          0.05%           4.16%
  2005   1.15% Class A                                  $ 61.29            270           $16,518            --            7.23%
Multimanager Aggressive Equity (m)
----------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 57.33             --                --            --           36.60%
         Highest contract charges 1.70% Class B         $ 42.88             --                --            --           34.97%
         All contract charges                                --            489           $22,782          0.21%             --
  2008   Lowest contract charges 0.50% Class B          $ 41.97             --                --            --          (46.95)%
         Highest contract charges 1.70% Class B         $ 31.77             --                --            --          (47.59)%
         All contract charges                                --            342           $11,917          0.37%             --
  2007   Lowest contract charges 0.50% Class B          $ 79.11             --                --            --           10.83%
         Highest contract charges 1.70% Class B         $ 60.62             --                --            --            9.48%
         All contract charges                                --            417           $27,546          0.03%             --
  2006   Lowest contract charges 0.50% Class B          $ 71.38             --                --            --            4.59%
         Highest contract charges 1.70% Class B         $ 55.37             --                --            --            3.33%
         All contract charges                                --            534           $32,006          0.05%             --
  2005   Lowest contract charges 0.50% Class B          $ 68.25             --                --            --            7.66%
         Highest contract charges 1.70% Class B         $ 53.59             --                --            --            6.37%
         All contract charges                                --            658           $38,064            --              --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B          $ 13.95             --                --            --            7.81%
         Highest contract charges 1.70% Class B         $ 12.66             --                --            --            6.48%
         All contract charges                                --          2,763           $35,823          3.53%             --
  2008   Lowest contract charges 0.50% Class B          $ 12.94             --                --            --            1.97%
         Highest contract charges 1.70% Class B         $ 11.89             --                --            --            0.76%
         All contract charges                                --          2,816           $34,157          4.86%             --
  2007   Lowest contract charges 0.50% Class B          $ 12.69             --                --            --            5.66%
         Highest contract charges 1.70% Class B         $ 11.80             --                --            --            4.42%
         All contract charges                                --          3,034           $36,328          4.10%             --
  2006   Lowest contract charge 0.50% Class B           $ 12.01             --                --            --            3.25%
         Highest contract charge 1.70% Class B          $ 11.30             --                --            --            2.01%
         All contract charges                                --          3,476           $39,740          4.10%             --

                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                           Years Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                               Units Outstanding   Net Assets     Investment        Total
                                                  Unit value         (000s)          (000s)     Income ratio**    Return***
                                                 ------------ ------------------- ------------ ---------------- -------------
Multimanager Core Bond (Continued)
----------------------------------
  2005   Lowest contract charge 0.50% Class B      $ 11.63              --                --            --            1.24%
         Highest contract charge 1.70% Class B     $ 11.08              --                --            --            0.02%
         All contract charges                           --           4,117           $46,047          3.45%             --
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $ 13.43              --                --            --           29.26%
         Highest contract charge 1.70% Class B     $ 12.18              --                --            --           27.67%
         All contract charges                           --           1,146           $14,272          1.53%             --
  2008   Lowest contract charge 0.50% Class B      $ 10.39              --                --            --          (47.47)%
         Highest contract charge 1.70% Class B     $  9.54              --                --            --          (48.12)%
         All contract charges                           --           1,334           $12,979          1.46%             --
  2007   Lowest contract charge 0.50% Class B      $ 19.78              --                --            --           11.88%
         Highest contract charge 1.70% Class B     $ 18.39              --                --            --           10.52%
         All contract charges                           --           1,545           $28,884          0.65%             --
  2006   Lowest contract charge 0.50% Class B      $ 17.68              --                --            --           24.69%
         Highest contract charge 1.70% Class B     $ 16.64              --                --            --           23.19%
         All contract charges                           --           1,786           $30,134          2.11%             --
  2005   Lowest contract charge 0.50% Class B      $ 14.18              --                --            --           14.87%
         Highest contract charge 1.70% Class B     $ 13.51              --                --            --           13.48%
         All contract charges                           --           1,608           $21,954          3.83%             --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $ 10.67              --                --            --           31.89%
         Highest contract charge 1.70% Class B     $  9.68              --                --            --           30.28%
         All contract charges                           --             434           $ 4,283          1.42%             --
  2008   Lowest contract charge 0.50% Class B      $  8.09              --                --            --          (39.85)%
         Highest contract charge 1.70% Class B     $  7.43              --                --            --          (40.56)%
         All contract charges                           --             463           $ 3,499          0.45%             --
  2007   Lowest contract charge 0.50% Class B      $ 13.45              --                --            --            4.51%
         Highest contract charge 1.70% Class B     $ 12.50              --                --            --            3.22%
         All contract charges                           --             625           $ 7,927          0.39%             --
  2006   Lowest contract charge 0.50% Class B      $ 12.87              --                --            --           13.01%
         Highest contract charge 1.70% Class B     $ 12.11              --                --            --           11.65%
         All contract charges                           --             721           $ 8,833          0.56%             --
  2005   Lowest contract charge 0.50% Class B      $ 11.39              --                --            --            6.20%
         Highest contract charge 1.70% Class B     $ 10.85              --                --            --            4.92%
         All contract charges                           --             854           $ 9,357          0.76%             --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $  8.22              --                --            --           35.87%
         Highest contract charge 1.70% Class B     $  7.46              --                --            --           34.17%
         All contract charges                           --             768           $ 5,850          0.15%             --
  2008   Lowest contract charge 0.50% Class B      $  6.05              --                --            --          (45.64)%
         Highest contract charge 1.70% Class B     $  5.56              --                --            --          (46.28)%
         All contract charges                           --             922           $ 5,223          0.00%             --
  2007   Lowest contract charge 0.50% Class B      $ 11.13              --                --            --           10.64%
         Highest contract charge 1.70% Class B     $ 10.35              --                --            --            9.29%
         All contract charges                           --           1,117           $11,737            --              --
  2006   Lowest contract charge 0.50% Class B      $ 10.06              --                --            --           (0.39)%
         Highest contract charge 1.70% Class B     $  9.47              --                --            --           (1.59)%
         All contract charges                           --           1,480           $14,194            --              --
  2005   Lowest contract charge 0.50% Class B      $ 10.10              --                --            --            6.95%
         Highest contract charge 1.70% Class B     $  9.62              --                --            --            5.67%
         All contract charges                           --           1,677           $16,297            --              --

                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                           Years Ended December 31,
                                                 ----------------------------------------------------------------------------
                                                               Units Outstanding   Net Assets     Investment        Total
                                                  Unit value         (000s)          (000s)     Income ratio**    Return***
                                                 ------------ ------------------- ------------ ---------------- -------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $ 11.76              --                --            --           22.25%
         Highest contract charge 1.70% Class B     $ 10.67              --                --            --           20.84%
         All contract charges                           --           1,053           $11,486          1.74%             --
  2008   Lowest contract charge 0.50% Class B      $  9.62              --                --            --          (37.73)%
         Highest contract charge 1.70% Class B     $  8.83              --                --            --          (38.55)%
         All contract charges                           --           1,342           $12,087          1.25%             --
  2007   Lowest contract charge 0.50% Class B      $ 15.45              --                --            --            3.07%
         Highest contract charge 1.70% Class B     $ 14.37              --                --            --            1.91%
         All contract charges                           --           1,619           $23,654          1.07%             --
  2006   Lowest contract charge 0.50% Class B      $ 14.99              --                --            --           18.73%
         Highest contract charge 1.70% Class B     $ 14.10              --                --            --           17.30%
         All contract charges                           --           1,786           $25,531          2.61%             --
  2005   Lowest contract charge 0.50% Class B      $ 12.62              --                --            --            6.56%
         Highest contract charge 1.70% Class B     $ 12.02              --                --            --            5.28%
         All contract charges                           --           1,819           $22,104          2.85%             --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $ 10.06              --                --            --           41.09%
         Highest contract charge 1.70% Class B     $  9.13              --                --            --           39.39%
         All contract charges                           --           1,138           $10,623          0.00%             --
  2008   Lowest contract charge 0.50% Class B      $  7.13              --                --            --          (43.86)%
         Highest contract charge 1.70% Class B     $  6.55              --                --            --          (44.54)%
         All contract charges                           --           1,350           $ 9,013          0.00%             --
  2007   Lowest contract charge 0.50% Class B      $ 12.70              --                --            --           11.31%
         Highest contract charge 1.70% Class B     $ 11.81              --                --            --            9.96%
         All contract charges                           --           1,704           $20,433            --              --
  2006   Lowest contract charge 0.50% Class B      $ 11.41              --                --            --            9.07%
         Highest contract charge 1.70% Class B     $ 10.74              --                --            --            7.76%
         All contract charges                           --           2,017           $21,934          0.51%             --
  2005   Lowest contract charge 0.50% Class B      $ 10.46              --                --            --            7.84%
         Highest contract charge 1.70% Class B     $  9.96              --                --            --            6.55%
         All contract charges                           --           2,393           $24,089          1.55%             --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B      $ 13.24              --                --            --           43.60%
         Highest contract charge 1.70% Class B     $ 12.02              --                --            --           41.91%
         All contract charges                           --           1,061           $13,025          2.96%             --
  2008   Lowest contract charge 0.50% Class B      $  9.22              --                --            --          (36.28)%
         Highest contract charge 1.70% Class B     $  8.47              --                --            --          (37.07)%
         All contract charges                           --           1,224           $10,559          0.46%             --
  2007   Lowest contract charge 0.50% Class B      $ 14.47              --                --            --          ( 0.41)%
         Highest contract charge 1.70% Class B     $ 13.46              --                --            --          ( 1.61)%
         All contract charges                           --           1,372           $18,748            --              --
  2006   Lowest contract charge 0.50% Class B      $ 14.53              --                --            --           14.16%
         Highest contract charge 1.70% Class B     $ 13.68              --                --            --           12.79%
         All contract charges                           --           1,931           $26,757          1.63%             --
  2005   Lowest contract charge 0.50% Class B      $ 12.73              --                --            --            6.81%
         Highest contract charge 1.70% Class B     $ 12.13              --                --            --            5.53%
         All contract charges                           --           2,164           $26,520          6.25%             --

                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Continued)

December 31, 2009

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

8. Accumulation Unit Values (Continued)


                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 1.15%*
  2009   1.15% Class A                              $ 29.22              48           $ 1,411          4.37%           8.66%
  2008   1.15% Class A                              $ 26.89              59           $ 1,590          8.44%         (24.21)%
  2007   1.15% Class A                              $ 35.48              76           $ 2,697          6.89%           2.22%
  2006   1.15% Class A                              $ 34.71              93           $ 3,231          6.41%           8.94%
  2005   1.15% Class A                              $ 31.86             110           $ 3,518          7.18%           2.13%
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 32.86              --                --            --            9.10%
         Highest contract charges 1.70% Class B     $ 24.86              --                --            --            7.76%
         All contract charges                            --           1,459           $38,712          4.37%             --
  2008   Lowest contract charges 0.50% Class B      $ 30.12              --                --            --          (23.90)%
         Highest contract charges 1.70% Class B     $ 23.07              --                --            --          (24.80)%
         All contract charges                            --           1,640           $40,215          8.44%             --
  2007   Lowest contract charges 0.50% Class B      $ 39.58              --                --            --            2.62%
         Highest contract charges 1.70% Class B     $ 30.68              --                --            --            1.39%
         All contract charges                            --           2,228           $72,319          6.89%             --
  2006   Lowest contract charges 0.50% Class B      $ 38.57              --                --            --            9.38%
         Highest contract charges 1.70% Class B     $ 30.26              --                --            --            8.07%
         All contract charges                            --           2,673           $85,394          6.41%             --
  2005   Lowest contract charges 0.50% Class B      $ 35.26              --                --            --            2.55%
         Highest contract charges 1.70% Class B     $ 28.00              --                --            --            1.31%
         All contract charges                            --           3,191           $94,122          7.18%             --
Multimanager Small Cap Growth (f)
---------------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $  7.50              --                --            --           33.93%
         Highest contract charges 1.70% Class B     $  6.55              --                --            --           32.32%
         All contract charges                            --             791           $ 5,345          0.00%             --
  2008   Lowest contract charges 0.50% Class B      $  5.60              --                --            --          (42.39)%
         Highest contract charges 1.70% Class B     $  4.95              --                --            --          (43.17)%
         All contract charges                            --             811           $ 4,168          0.00%             --
  2007   Lowest contract charges 0.50% Class B      $  9.72              --                --            --            3.18%
         Highest contract charges 1.70% Class B     $  8.71              --                --            --            1.99%
         All contract charges                            --           1,163           $10,398            --              --
  2006   Lowest contract charges 0.50% Class B      $  9.42              --                --            --            9.66%
         Highest contract charges 1.70% Class B     $  8.54              --                --            --            8.34%
         All contract charges                            --             734           $ 6,421          1.54%             --
  2005   Lowest contract charges 0.50% Class B      $  8.59              --                --            --            6.95%
         Highest contract charges 1.70% Class B     $  7.89              --                --            --            5.67%
         All contract charges                            --             441           $ 3,552          3.12%             --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charges 0.50% Class B      $ 14.82              --                --            --           25.81%
         Highest contract charges 1.70% Class B     $ 12.81              --                --            --           24.25%
         All contract charges                            --             917           $12,171          0.98%             --
  2008   Lowest contract charges 0.50% Class B      $ 11.78              --                --            --          (38.20)%
         Highest contract charges 1.70% Class B     $ 10.31              --                --            --          (38.92)%
         All contract charges                            --           1,103           $11,746          0.22%             --
  2007   Lowest contract charges 0.50% Class B      $ 19.06              --                --            --          (10.31)%
         Highest contract charges 1.70% Class B     $ 16.88              --                --            --          (11.39)%
         All contract charges                            --           1,623           $28,199          0.27%             --
  2006   Lowest contract charges 0.50% Class B      $ 21.25              --                --            --           15.53%
         Highest contract charges 1.70% Class B     $ 19.05              --                --            --           14.14%
         All contract charges                            --           2,245           $43,882          5.12%             --

                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 45

Notes to Financial Statements (Concluded)

December 31, 2009


8. Accumulation Unit Values (Concluded)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                  ----------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment        Total
                                                   Unit value         (000s)          (000s)     Income ratio**    Return***
                                                  ------------ ------------------- ------------ ---------------- -------------
Multimanager Small Cap Value (Continued)
----------------------------------------
  2005   Lowest contract charges 0.50% Class B      $ 18.39              --                --            --            4.16%
         Highest contract charges 1.70% Class B     $ 16.69              --                --            --            2.91%
         All contract charges                            --           2,709           $46,249          4.27%             --
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.70%*
  2009   Lowest contract charge 0.50% Class B       $ 10.80              --                --            --           57.66%
         Highest contract charge 1.70% Class B      $  9.80              --                --            --           55.80%
         All contract charges                            --           2,297           $22,932          0.00%             --
  2008   Lowest contract charge 0.50% Class B       $  6.85              --                --            --          (47.35)%
         Highest contract charge 1.70% Class B      $  6.29              --                --            --          (48.02)%
         All contract charges                            --           2,388           $15,263          0.00%             --
  2007   Lowest contract charge 0.50% Class B       $ 13.01              --                --            --           17.63%
         Highest contract charge 1.70% Class B      $ 12.10              --                --            --           16.23%
         All contract charges                                         2,895           $35,481            --
  2006   Lowest contract charge 0.50% Class B       $ 11.06              --                --            --            6.76%
         Highest contract charge 1.70% Class B      $ 10.41              --                --            --            5.48%
         All contract charges                            --           3,420           $35,985            --              --
  2005   Lowest contract charge 0.50% Class B       $ 10.36              --                --            --           10.71%
         Highest contract charge 1.70% Class B      $  9.87              --                --            --            9.38%
         All contract charges                            --           4,223           $42,059            --              --

----------
(a)   Units were made available for sale on May 9, 2005.
(b)   Units were made available for sale on October 17, 2005.
(c)   Units were made available for sale on September 18, 2006.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(e) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(f) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(g) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(h)   Units were made available for sale on May 29, 2007.
(i)   Units were made available for sale on July 2, 2007
(j) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation & EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(k) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(l) EQ/Core Bond Index replaced EQ/ Long Term Bond due to a fund merger on September 25, 2009.
(m) Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
(n) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(o) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
(p) EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.

* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.15%, 1.70% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The Investment Income ratio represent the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of trust fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.


                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

INDEX TO FINANCIAL STATEMENTS


Report of Independent Registered Public Accounting Firm..................  FSA-2
Financial Statements:
   Statements of Assets and Liabilities, December 31, 2009...............  FSA-3
   Statements of Operations for the Year Ended December 31, 2009......... FSA-43
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2009 and 2008.......................................... FSA-60
   Notes to Financial Statements......................................... FSA-90


AXA EQUITABLE LIFE INSURANCE COMPANY

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................    F-1
Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008...............    F-2
   Consolidated Statements of (Loss) Earnings, Years Ended December 31,
     2009, 2008 and 2007 ................................................    F-3
   Consolidated Statements of Equity, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-5
   Consolidated Statements of Comprehensive (Loss) Income, Years Ended
     December 31, 2009, 2008 and 2007 ...................................    F-6
   Consolidated Statements of Cash Flows, Years Ended December 31, 2009,
     2008 and 2007 ......................................................    F-7
   Notes to Consolidated Financial Statements ...........................    F-9




                                     FSA-1

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 49 of AXA Equitable Life Insurance Company:


In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the separate Variable Investment Options of AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49, as listed in Note 1 to such financial statements, at December 31, 2009, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2009 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.



PricewaterhouseCoopers LLP
New York, New York
April 19, 2010

                                     FSA-2

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2009


                                                                                  AIM V.I. MID
                                                               AIM V.I. GLOBAL      CAP CORE      ALL ASSET
                                                              REAL ESTATE FUND*   EQUITY FUND*   ALLOCATION
                                                             ------------------- -------------- ------------
Assets:
Investments in shares of The Trusts, at fair value..........       $11,509            $634         $10,568
Receivable for The Trusts shares sold.......................            --              --              --
Receivable for policy-related transactions..................         9,999              --              --
                                                                   -------            ----         -------
  Total assets..............................................        21,508             634          10,568
                                                                   -------            ----         -------
Liabilities:
Payable for The Trusts shares purchased.....................         9,999              --              --
Payable for policy-related transactions.....................            --              --              58
                                                                   -------            ----         -------
  Total liabilities.........................................         9,999              --              58
                                                                   -------            ----         -------
Net Assets..................................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Net Assets:
Accumulation Units..........................................        11,509             634              --
Retained by AXA Equitable in Separate Account No. 49........            --              --          10,510
                                                                   -------            ----         -------
Total net assets............................................       $11,509            $634         $10,510
                                                                   =======            ====         =======
Investments in shares of The Trusts, at cost................       $11,499            $639         $10,372
The Trusts shares held
 Class A....................................................            --              --             632
 Class B....................................................           965              59              --



                                                              AMERICAN CENTURY
                                                                 VP MID CAP      AXA AGGRESSIVE   AXA BALANCED
                                                                 VALUE FUND*       ALLOCATION       STRATEGY
                                                             ------------------ ---------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........        $951         $2,913,764,706   $93,289,241
Receivable for The Trusts shares sold.......................          --                     --            --
Receivable for policy-related transactions..................          --                     --     1,155,022
                                                                    ----         --------------   -----------
  Total assets..............................................         951          2,913,764,706    94,444,263
                                                                    ----         --------------   -----------
Liabilities:
Payable for The Trusts shares purchased.....................          --                 38,485     1,155,022
Payable for policy-related transactions.....................          --                  8,162            --
                                                                    ----         --------------   -----------
  Total liabilities.........................................          --                 46,647     1,155,022
                                                                    ----         --------------   -----------
Net Assets..................................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Net Assets:
Accumulation Units..........................................         951          2,913,660,651    93,170,916
Retained by AXA Equitable in Separate Account No. 49........          --                 57,408       118,325
                                                                    ----         --------------   -----------
Total net assets............................................        $951         $2,913,718,059   $93,289,241
                                                                    ====         ==============   ===========
Investments in shares of The Trusts, at cost................        $962         $3,769,391,278   $92,534,713
The Trusts shares held
 Class A....................................................          --                  3,128           910
 Class B....................................................          78            316,499,642     8,236,873

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-3

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              AXA CONSERVATIVE  AXA CONSERVATIVE   AXA CONSERVATIVE
                                                                 ALLOCATION      GROWTH STRATEGY       STRATEGY
                                                             ----------------- ------------------ ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,893,334,755       $53,902,902        $33,171,379
Receivable for The Trusts shares sold.......................         508,974                --                 --
Receivable for policy-related transactions..................              --           635,584            209,225
                                                              --------------       -----------        -----------
  Total assets..............................................   1,893,843,729        54,538,486         33,380,604
                                                              --------------       -----------        -----------
Liabilities:
Payable for The Trusts shares purchased.....................              --           635,584            209,225
Payable for policy-related transactions.....................         508,974                --                 --
                                                              --------------       -----------        -----------
  Total liabilities.........................................         508,974           635,584            209,225
                                                              --------------       -----------        -----------
Net Assets..................................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Net Assets:
Accumulation Units..........................................   1,893,018,412        53,791,426         33,064,507
Retained by AXA Equitable in Separate Account No. 49........         316,343           111,476            106,872
                                                              --------------       -----------        -----------
Total net assets............................................  $1,893,334,755       $53,902,902        $33,171,379
                                                              ==============       ===========        ===========
Investments in shares of The Trusts, at cost................  $1,902,589,011       $53,820,171        $33,470,829
The Trusts shares held
 Class A....................................................              --                --                 --
 Class B....................................................     198,956,472         4,827,471          3,124,763



                                                              AXA CONSERVATIVE-PLUS     AXA GROWTH      AXA MODERATE
                                                                    ALLOCATION           STRATEGY        ALLOCATION
                                                             ----------------------- --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........      $1,682,568,824      $196,249,190    $7,164,863,009
Receivable for The Trusts shares sold.......................                  --                --                --
Receivable for policy-related transactions..................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
  Total assets..............................................       1,682,703,211       198,417,947     7,165,145,166
                                                                  --------------      ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................             134,387         2,168,757           282,157
Payable for policy-related transactions.....................                  --                --                --
                                                                  --------------      ------------    --------------
  Total liabilities.........................................             134,387         2,168,757           282,157
                                                                  --------------      ------------    --------------
Net Assets..................................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Net Assets:
Accumulation Units..........................................       1,682,551,495       196,220,464     7,164,814,347
Retained by AXA Equitable in Separate Account No. 49........              17,329            28,726            48,662
                                                                  --------------      ------------    --------------
Total net assets............................................      $1,682,568,824      $196,249,190    $7,164,863,009
                                                                  ==============      ============    ==============
Investments in shares of The Trusts, at cost................      $1,841,195,152      $192,353,996    $8,293,162,579
The Trusts shares held
 Class A....................................................                  --               876             1,847
 Class B....................................................         181,523,536        16,486,615       563,197,227

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-4

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                AXA MODERATE    AXA MODERATE-PLUS
                                                              GROWTH STRATEGY       ALLOCATION
                                                             ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........    $214,820,354     $10,483,331,634
Receivable for The Trusts shares sold.......................              --                  --
Receivable for policy-related transactions..................       2,153,473             170,233
                                                                ------------     ---------------
  Total assets..............................................     216,973,827      10,483,501,867
                                                                ------------     ---------------
Liabilities:
Payable for The Trusts shares purchased.....................       2,153,473             123,586
Payable for policy-related transactions.....................              --                  --
                                                                ------------     ---------------
  Total liabilities.........................................       2,153,473             123,586
                                                                ------------     ---------------
Net Assets..................................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Net Assets:
Accumulation Units..........................................     214,806,407      10,483,378,281
Retained by AXA Equitable in Separate Account No. 49........          13,947                  --
                                                                ------------     ---------------
Total net assets............................................    $214,820,354     $10,483,378,281
                                                                ============     ===============
Investments in shares of The Trusts, at cost................    $211,691,637     $13,136,872,396
The Trusts shares held
 Class A....................................................              --              34,464
 Class B....................................................      18,180,700       1,080,999,613



                                                                                                                AXA TACTICAL
                                                               AXA TACTICAL     AXA TACTICAL    AXA TACTICAL       MANAGER
                                                              MANAGER 2000 I   MANAGER 400 I   MANAGER 500 I   INTERNATIONAL I
                                                             ---------------- --------------- --------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $322,231         $321,523        $503,597        $316,781
Receivable for The Trusts shares sold.......................           --               --              --              --
Receivable for policy-related transactions..................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
  Total assets..............................................      363,278          362,570         676,188         320,979
                                                                 --------         --------        --------        --------
Liabilities:
Payable for The Trusts shares purchased.....................       41,047           41,047         172,591           4,198
Payable for policy-related transactions.....................           --               --              --              --
                                                                 --------         --------        --------        --------
  Total liabilities.........................................       41,047           41,047         172,591           4,198
                                                                 --------         --------        --------        --------
Net Assets..................................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Net Assets:
Accumulation Units..........................................       78,414           74,985         260,799          80,909
Retained by AXA Equitable in Separate Account No. 49........      243,817          246,538         242,798         235,872
                                                                 --------         --------        --------        --------
Total net assets............................................     $322,231         $321,523        $503,597        $316,781
                                                                 ========         ========        ========        ========
Investments in shares of The Trusts, at cost................     $288,164         $285,034        $470,712        $291,207
The Trusts shares held
 Class A....................................................       20,015           20,021          20,051          20,119
 Class B....................................................        7,016            6,674          21,700           7,426

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-5

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                             BLACKROCK GLOBAL     EQ/ALLIANCEBERNSTEIN
                                                          ALLOCATION V.I. FUND*       INTERNATIONAL
                                                         ----------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value......         $643,784            $  703,752,433
Receivable for The Trusts shares sold...................               --                        --
Receivable for policy-related transactions..............          245,001                   537,288
                                                                 --------            --------------
  Total assets..........................................          888,785               704,289,721
                                                                 --------            --------------
Liabilities:
Payable for The Trusts shares purchased.................          244,977                   537,288
Payable for policy-related transactions.................               --                        --
                                                                 --------            --------------
  Total liabilities.....................................          244,977                   537,288
                                                                 --------            --------------
Net Assets..............................................         $643,808            $  703,752,433
                                                                 ========            ==============
Net Assets:
Accumulation Units......................................          643,808               703,686,195
Retained by AXA Equitable in Separate Account No. 49....               --                    66,238
                                                                 --------            --------------
Total net assets........................................         $643,808            $  703,752,433
                                                                 ========            ==============
Investments in shares of The Trusts, at cost............         $646,052            $1,055,806,158
The Trusts shares held
 Class A................................................               --                        --
 Class B................................................           47,972                85,545,160



                                                                                 EQ/AXA FRANKLIN  EQ/BLACKROCK   EQ/BLACKROCK
                                                          EQ/ALLIANCEBERNSTEIN      SMALL CAP      BASIC VALUE   INTERNATIONAL
                                                            SMALL CAP GROWTH       VALUE CORE        EQUITY          VALUE
                                                         ---------------------- ---------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value......      $342,153,224        $102,007,181    $745,511,467   $743,302,875
Receivable for The Trusts shares sold...................           160,546                  --              --             --
Receivable for policy-related transactions..............                --              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
  Total assets..........................................       342,313,770         102,044,408     746,213,284    743,515,359
                                                              ------------        ------------    ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.................                --              37,227         701,817        212,484
Payable for policy-related transactions.................           160,546                  --              --             --
                                                              ------------        ------------    ------------   ------------
  Total liabilities.....................................           160,546              37,227         701,817        212,484
                                                              ------------        ------------    ------------   ------------
Net Assets..............................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Net Assets:
Accumulation Units......................................       342,140,976         101,917,016     745,367,482    743,273,902
Retained by AXA Equitable in Separate Account No. 49....            12,248              90,165         143,985         28,973
                                                              ------------        ------------    ------------   ------------
Total net assets........................................      $342,153,224        $102,007,181    $745,511,467   $743,302,875
                                                              ============        ============    ============   ============
Investments in shares of The Trusts, at cost............      $409,076,902        $ 93,492,061    $850,060,095   $934,373,753
The Trusts shares held
 Class A................................................               193                   0             243            713
 Class B................................................        28,792,092          12,374,549      60,438,205     66,859,618

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-6

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/BOSTON ADVISORS  EQ/CALVERT SOCIALLY
                                                                EQUITY INCOME         RESPONSIBLE
                                                             ------------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........     $182,135,061         $45,680,783
Receivable for The Trusts shares sold.......................           12,163                  --
Receivable for policy-related transactions..................               --               2,390
                                                                 ------------         -----------
  Total assets..............................................      182,147,224          45,683,173
                                                                 ------------         -----------
Liabilities:
Payable for The Trusts shares purchased.....................               --               2,390
Payable for policy-related transactions.....................           12,163                  --
                                                                 ------------         -----------
  Total liabilities.........................................           12,163               2,390
                                                                 ------------         -----------
Net Assets..................................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Net Assets:
Accumulation Units..........................................      182,082,267          45,654,317
Retained by AXA Equitable in Separate Account No. 49........           52,794              26,466
                                                                 ------------         -----------
Total net assets............................................     $182,135,061         $45,680,783
                                                                 ============         ===========
Investments in shares of The Trusts, at cost................     $209,665,904         $54,987,023
The Trusts shares held
 Class A....................................................                0                  --
 Class B....................................................       39,108,317           7,142,334



                                                                 EQ/CAPITAL         EQ/CAPITAL        EQ/COMMON
                                                              GUARDIAN GROWTH   GUARDIAN RESEARCH    STOCK INDEX
                                                             ----------------- ------------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $327,490,730      $  882,287,500    $776,122,431
Receivable for The Trusts shares sold.......................         154,946                  --         241,113
Receivable for policy-related transactions..................              --              62,995              --
                                                                ------------      --------------    ------------
  Total assets..............................................     327,645,676         882,350,495     776,363,544
                                                                ------------      --------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              62,995              --
Payable for policy-related transactions.....................         154,946                  --         241,113
                                                                ------------      --------------    ------------
  Total liabilities.........................................         154,946              62,995         241,113
                                                                ------------      --------------    ------------
Net Assets..................................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Net Assets:
Accumulation Units..........................................     327,422,687         882,191,284     776,118,468
Retained by AXA Equitable in Separate Account No. 49........          68,043              96,216           3,963
                                                                ------------      --------------    ------------
Total net assets............................................    $327,490,730      $  882,287,500    $776,122,431
                                                                ============      ==============    ============
Investments in shares of The Trusts, at cost................    $373,373,793      $1,069,314,963    $950,789,224
The Trusts shares held
 Class A....................................................              --                  --              --
 Class B....................................................      28,019,485          83,454,855      55,580,600



                                                                  EQ/CORE
                                                                 BOND INDEX
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,014,135,925
Receivable for The Trusts shares sold.......................         270,476
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,014,406,401
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         274,052
                                                              --------------
  Total liabilities.........................................         274,052
                                                              --------------
Net Assets..................................................  $1,014,132,349
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,013,961,707
Retained by AXA Equitable in Separate Account No. 49........         170,642
                                                              --------------
Total net assets............................................  $1,014,132,349
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,137,476,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     107,873,611

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-7

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/DAVIS NEW      EQ/EQUITY         EQ/EQUITY
                                                              YORK VENTURE      500 INDEX        GROWTH PLUS
                                                             -------------- ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $339,037,397   $1,151,672,634    $1,316,758,197
Receivable for The Trusts shares sold.......................            --               --           537,063
Receivable for policy-related transactions..................        21,250          263,138                --
                                                              ------------   --------------    --------------
  Total assets..............................................   339,058,647    1,151,935,772     1,317,295,260
                                                              ------------   --------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        21,250          263,138                --
Payable for policy-related transactions.....................            --               --           544,510
                                                              ------------   --------------    --------------
  Total liabilities.........................................        21,250          263,138           544,510
                                                              ------------   --------------    --------------
Net Assets..................................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Net Assets:
Accumulation Units..........................................   338,931,988    1,151,636,766     1,316,634,651
Retained by AXA Equitable in Separate Account No. 49........       105,409           35,868           116,099
                                                              ------------   --------------    --------------
Total net assets............................................  $339,037,397   $1,151,672,634    $1,316,750,750
                                                              ============   ==============    ==============
Investments in shares of The Trusts, at cost................  $364,246,628   $1,288,188,352    $1,529,572,398
The Trusts shares held
 Class A....................................................           777            1,764                --
 Class B....................................................    38,619,193       59,534,020       101,273,822



                                                              EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                                  OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                             -------------- --------------- ---------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $295,445,709   $597,049,728       $1,341,357,512
Receivable for The Trusts shares sold.......................            --        177,920                   --
Receivable for policy-related transactions..................       504,123             --              460,522
                                                              ------------   ------------       --------------
  Total assets..............................................   295,949,832    597,227,648        1,341,818,034
                                                              ------------   ------------       --------------
Liabilities:
Payable for The Trusts shares purchased.....................       504,123             --              460,522
Payable for policy-related transactions.....................            --        177,920                   --
                                                              ------------   ------------       --------------
  Total liabilities.........................................       504,123        177,920              460,522
                                                              ------------   ------------       --------------
Net Assets..................................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Net Assets:
Accumulation Units..........................................   295,437,041    596,850,442        1,341,291,506
Retained by AXA Equitable in Separate Account No. 49........         8,668        199,286               66,006
                                                              ------------   ------------       --------------
Total net assets............................................  $295,445,709   $597,049,728       $1,341,357,512
                                                              ============   ============       ==============
Investments in shares of The Trusts, at cost................  $261,544,791   $682,286,594       $1,526,593,390
The Trusts shares held
 Class A....................................................            --             --               11,291
 Class B....................................................    32,828,916     75,229,153          186,407,574

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-8

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              EQ/GAMCO MERGERS   EQ/GAMCO SMALL     EQ/GLOBAL
                                                              AND ACQUISITIONS    COMPANY VALUE     BOND PLUS
                                                             ------------------ ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $138,089,880      $620,000,611    $414,232,053
Receivable for The Trusts shares sold.......................          59,855                --              --
Receivable for policy-related transactions..................              --           414,265         170,476
                                                                ------------      ------------    ------------
  Total assets..............................................     138,149,735       620,414,876     414,402,529
                                                                ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --           414,265         170,476
Payable for policy-related transactions.....................          59,855                --              --
                                                                ------------      ------------    ------------
  Total liabilities.........................................          59,855           414,265         170,476
                                                                ------------      ------------    ------------
Net Assets..................................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Net Assets:
Accumulation Units..........................................     137,991,577       619,902,388     414,075,582
Retained by AXA Equitable in Separate Account No. 49........          98,303            98,223         156,471
                                                                ------------      ------------    ------------
Total net assets............................................    $138,089,880      $620,000,611    $414,232,053
                                                                ============      ============    ============
Investments in shares of The Trusts, at cost................    $137,962,431      $589,173,259    $447,800,225
The Trusts shares held
 Class A....................................................               3               778           1,550
 Class B....................................................      11,839,591        20,972,524      43,016,412



                                                                                    EQ/INTERMEDIATE
                                                                   EQ/GLOBAL          GOVERNMENT     EQ/INTERNATIONAL
                                                              MULTI-SECTOR EQUITY     BOND INDEX        CORE PLUS
                                                             --------------------- ---------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........     $1,130,853,172      $369,786,670      $769,320,511
Receivable for The Trusts shares sold.......................            475,883                --                --
Receivable for policy-related transactions..................                 --           177,977           352,138
                                                                 --------------      ------------      ------------
  Total assets..............................................      1,131,329,055       369,964,647       769,672,649
                                                                 --------------      ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................                 --           177,977           352,138
Payable for policy-related transactions.....................            475,883                --                --
                                                                 --------------      ------------      ------------
  Total liabilities.........................................            475,883           177,977           352,138
                                                                 --------------      ------------      ------------
Net Assets..................................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Net Assets:
Accumulation Units..........................................      1,130,798,818       369,725,418       769,256,290
Retained by AXA Equitable in Separate Account No. 49........             54,354            61,252            64,221
                                                                 --------------      ------------      ------------
Total net assets............................................     $1,130,853,172      $369,786,670      $769,320,511
                                                                 ==============      ============      ============
Investments in shares of The Trusts, at cost................     $1,394,038,990      $382,050,192      $962,873,130
The Trusts shares held
 Class A....................................................              2,517                --                --
 Class B....................................................         99,976,993        38,765,358        85,878,485

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-9

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     EQ/INTERNATIONAL
                                                              EQ/INTERNATIONAL ETF        GROWTH
                                                             ---------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........       $1,984,837          $272,167,868
Receivable for The Trusts shares sold.......................               --               108,598
Receivable for policy-related transactions..................               --                    --
                                                                   ----------          ------------
  Total assets..............................................        1,984,837           272,276,466
                                                                   ----------          ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --                    --
Payable for policy-related transactions.....................               --               108,598
                                                                   ----------          ------------
  Total liabilities.........................................               --               108,598
                                                                   ----------          ------------
Net Assets..................................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Net Assets:
Accumulation Units..........................................               --           272,005,512
Retained by AXA Equitable in Separate Account No. 49........        1,984,837               162,356
                                                                   ----------          ------------
Total net assets............................................       $1,984,837          $272,167,868
                                                                   ==========          ============
Investments in shares of The Trusts, at cost................       $2,689,366          $276,205,311
The Trusts shares held
 Class A....................................................          144,044                19,024
 Class B....................................................          142,445            47,726,225



                                                                  EQ/JPMORGAN       EQ/LARGE CAP   EQ/LARGE CAP   EQ/LARGE CAP
                                                              VALUE OPPORTUNITIES     CORE PLUS    GROWTH INDEX    GROWTH PLUS
                                                             --------------------- -------------- -------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........      $258,338,263      $153,789,501   $317,251,600   $252,675,000
Receivable for The Trusts shares sold.......................            52,448            34,682        165,115         17,169
Receivable for policy-related transactions..................                --                --             --             --
                                                                  ------------      ------------   ------------   ------------
  Total assets..............................................       258,390,711       153,824,183    317,416,715    252,692,169
                                                                  ------------      ------------   ------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................                --                --             --             --
Payable for policy-related transactions.....................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
  Total liabilities.........................................            52,448            34,682        165,115         17,169
                                                                  ------------      ------------   ------------   ------------
Net Assets..................................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Net Assets:
Accumulation Units..........................................       258,291,594       153,764,497    317,224,176    252,640,719
Retained by AXA Equitable in Separate Account No. 49........            46,669            25,004         27,424         34,281
                                                                  ------------      ------------   ------------   ------------
Total net assets............................................      $258,338,263      $153,789,501   $317,251,600   $252,675,000
                                                                  ============      ============   ============   ============
Investments in shares of The Trusts, at cost................      $329,203,727      $184,034,677   $299,417,712   $260,762,326
The Trusts shares held
 Class A....................................................                --                --             --             --
 Class B....................................................        29,255,599        22,339,404     42,603,547     17,316,634

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-10

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                               EQ/LARGE CAP     EQ/LARGE CAP
                                                               VALUE INDEX       VALUE PLUS
                                                             --------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $104,203,662    $1,181,149,734
Receivable for The Trusts shares sold.......................            --           272,754
Receivable for policy-related transactions..................        45,372                --
                                                              ------------    --------------
  Total assets..............................................   104,249,034     1,181,422,488
                                                              ------------    --------------
Liabilities:
Payable for The Trusts shares purchased.....................        45,372                --
Payable for policy-related transactions.....................            --           272,754
                                                              ------------    --------------
  Total liabilities.........................................        45,372           272,754
                                                              ------------    --------------
Net Assets..................................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Net Assets:
Accumulation Units..........................................   102,573,267     1,181,002,811
Retained by AXA Equitable in Separate Account No. 49........     1,630,395           146,923
                                                              ------------    --------------
Total net assets............................................  $104,203,662    $1,181,149,734
                                                              ============    ==============
Investments in shares of The Trusts, at cost................  $158,917,701    $1,849,646,595
The Trusts shares held
 Class A....................................................        11,779                --
 Class B....................................................    22,418,211       129,457,171



                                                                EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP
                                                              GROWTH AND INCOME   LARGE CAP CORE       INDEX
                                                             ------------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........     $117,430,220      $155,168,017    $652,642,936
Receivable for The Trusts shares sold.......................               --                --              --
Receivable for policy-related transactions..................          172,719            72,751         133,985
                                                                 ------------      ------------    ------------
  Total assets..............................................      117,602,939       155,240,768     652,776,921
                                                                 ------------      ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................          172,719            72,751         126,538
Payable for policy-related transactions.....................               --                --              --
                                                                 ------------      ------------    ------------
  Total liabilities.........................................          172,719            72,751         126,538
                                                                 ------------      ------------    ------------
Net Assets..................................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Net Assets:
Accumulation Units..........................................      117,413,287       154,971,458     652,650,383
Retained by AXA Equitable in Separate Account No. 49........           16,933           196,559              --
                                                                 ------------      ------------    ------------
Total net assets............................................     $117,430,220      $155,168,017    $652,650,383
                                                                 ============      ============    ============
Investments in shares of The Trusts, at cost................     $137,010,259      $140,201,814    $919,683,710
The Trusts shares held
 Class A....................................................                0             1,853              --
 Class B....................................................       13,275,269        14,558,109      98,116,402



                                                                 EQ/MID CAP
                                                                 VALUE PLUS
                                                             -----------------
Assets:
Investments in shares of The Trusts, at fair value..........  $1,102,897,856
Receivable for The Trusts shares sold.......................         659,407
Receivable for policy-related transactions..................              --
                                                              --------------
  Total assets..............................................   1,103,557,263
                                                              --------------
Liabilities:
Payable for The Trusts shares purchased.....................              --
Payable for policy-related transactions.....................         659,407
                                                              --------------
  Total liabilities.........................................         659,407
                                                              --------------
Net Assets..................................................  $1,102,897,856
                                                              ==============
Net Assets:
Accumulation Units..........................................   1,102,629,801
Retained by AXA Equitable in Separate Account No. 49........         268,055
                                                              --------------
Total net assets............................................  $1,102,897,856
                                                              ==============
Investments in shares of The Trusts, at cost................  $1,479,762,744
The Trusts shares held
 Class A....................................................              --
 Class B....................................................     134,351,095

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-11

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  EQ/MONTAG &
                                                              EQ/MONEY MARKET   CALDWELL GROWTH
                                                             ----------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $941,674,805      $172,791,858
Receivable for The Trusts shares sold.......................       1,244,195            87,046
Receivable for policy-related transactions..................         207,799                --
                                                                ------------      ------------
  Total assets..............................................     943,126,799       172,878,904
                                                                ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................         207,799                --
Payable for policy-related transactions.....................       1,244,195            87,046
                                                                ------------      ------------
  Total liabilities.........................................       1,451,994            87,046
                                                                ------------      ------------
Net Assets..................................................    $941,674,805      $172,791,858
                                                                ============      ============
Net Assets:
Accumulation Units..........................................     941,616,851       172,783,873
Retained by AXA Equitable in Separate Account No. 49........          57,954             7,985
                                                                ------------      ------------
Total net assets............................................    $941,674,805      $172,791,858
                                                                ============      ============
Investments in shares of The Trusts, at cost................    $941,743,569      $162,808,735
The Trusts shares held
 Class A....................................................         214,590               991
 Class B....................................................     941,430,325        30,375,524



                                                              EQ/MUTUAL LARGE   EQ/OPPENHEIMER   EQ/PIMCO ULTRA     EQ/QUALITY
                                                                 CAP EQUITY         GLOBAL         SHORT BOND       BOND PLUS
                                                             ----------------- ---------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
Receivable for The Trusts shares sold.......................              --               --                --             --
Receivable for policy-related transactions..................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
  Total assets..............................................     238,563,252      163,079,288     1,416,780,373    558,373,457
                                                                ------------     ------------    --------------   ------------
Liabilities:
Payable for The Trusts shares purchased.....................           7,963           19,015         1,525,054         30,294
Payable for policy-related transactions.....................              --               --                --             --
                                                                ------------     ------------    --------------   ------------
  Total liabilities.........................................           7,963           19,015         1,525,054         30,294
                                                                ------------     ------------    --------------   ------------
Net Assets..................................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Net Assets:
Accumulation Units..........................................     238,329,995      162,906,515     1,414,970,769    558,181,614
Retained by AXA Equitable in Separate Account No. 49........         225,294          153,758           284,550        161,549
                                                                ------------     ------------    --------------   ------------
Total net assets............................................    $238,555,289     $163,060,273    $1,415,255,319   $558,343,163
                                                                ============     ============    ==============   ============
Investments in shares of The Trusts, at cost................    $295,050,039     $161,787,552    $1,469,899,069   $577,287,083
The Trusts shares held
 Class A....................................................          16,160            8,231            20,536             --
 Class B....................................................      29,762,489       17,687,315       142,829,862     62,192,049

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-12

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                 EQ/SMALL     EQ/T. ROWE PRICE
                                                              COMPANY INDEX     GROWTH STOCK
                                                             --------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........  $440,147,476      $313,082,416
Receivable for The Trusts shares sold.......................       227,206                --
Receivable for policy-related transactions..................            --           432,186
                                                              ------------      ------------
  Total assets..............................................   440,374,682       313,514,602
                                                              ------------      ------------
Liabilities:
Payable for The Trusts shares purchased.....................            --           432,186
Payable for policy-related transactions.....................       227,206                --
                                                              ------------      ------------
  Total liabilities.........................................       227,206           432,186
                                                              ------------      ------------
Net Assets..................................................  $440,147,476      $313,082,416
                                                              ============      ============
Net Assets:
Accumulation Units..........................................   440,108,632       313,063,670
Retained by AXA Equitable in Separate Account No. 49........        38,844            18,746
                                                              ------------      ------------
Total net assets............................................  $440,147,476      $313,082,416
                                                              ============      ============
Investments in shares of The Trusts, at cost................  $498,175,299      $319,382,197
The Trusts shares held
 Class A....................................................         1,316             2,151
 Class B....................................................    52,186,408        17,712,656



                                                               EQ/TEMPLETON   EQ/UBS GROWTH   EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                              GLOBAL EQUITY     AND INCOME       COMSTOCK     MID CAP GROWTH
                                                             --------------- --------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........  $183,702,369     $63,799,068    $219,391,530    $406,455,362
Receivable for The Trusts shares sold.......................            --              --         246,140              --
Receivable for policy-related transactions..................       128,053          49,022              --         431,310
                                                              ------------     -----------    ------------    ------------
  Total assets..............................................   183,830,422      63,848,090     219,637,670     406,886,672
                                                              ------------     -----------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................       128,053          49,022              --         431,310
Payable for policy-related transactions.....................            --              --         246,140              --
                                                              ------------     -----------    ------------    ------------
  Total liabilities.........................................       128,053          49,022         246,140         431,310
                                                              ------------     -----------    ------------    ------------
Net Assets..................................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Net Assets:
Accumulation Units..........................................   183,695,897      63,781,316     219,382,745     406,416,120
Retained by AXA Equitable in Separate Account No. 49........         6,472          17,752           8,785          39,242
                                                              ------------     -----------    ------------    ------------
Total net assets............................................  $183,702,369     $63,799,068    $219,391,530    $406,455,362
                                                              ============     ===========    ============    ============
Investments in shares of The Trusts, at cost................  $221,826,485     $68,953,515    $262,937,360    $398,825,987
The Trusts shares held
 Class A....................................................           311              --             224           1,783
 Class B....................................................    22,647,394      12,034,601      26,141,858      31,286,746

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-13

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                                CONTRAFUND         MID CAP           STRATEGIC
                                                                PORTFOLIO*        PORTFOLIO*     INCOME PORTFOLIO*
                                                             ---------------- ----------------- -------------------
Assets:
Investments in shares of The Trusts, at fair value..........      $17,561          $ 5,881            $23,071
Receivable for The Trusts shares sold.......................           --               --                  1
Receivable for policy-related transactions..................       17,563            5,881                  1
                                                                  -------          -------            -------
  Total assets..............................................       35,124           11,762             23,073
                                                                  -------          -------            -------
Liabilities:
Payable for The Trusts shares purchased.....................       17,561            5,881                 --
Payable for policy-related transactions.....................           --               --                 --
                                                                  -------          -------            -------
  Total liabilities.........................................       17,561            5,881                 --
                                                                  -------          -------            -------
Net Assets..................................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Net Assets:
Accumulation Units..........................................       17,563            5,881             23,073
Retained by AXA Equitable in Separate Account No. 49........           --               --                 --
                                                                  -------          -------            -------
Total net assets............................................      $17,563          $ 5,881            $23,073
                                                                  =======          =======            =======
Investments in shares of The Trusts, at cost................      $17,561          $ 5,881            $23,050
The Trusts shares held
 Class A....................................................           --               --                 --
 Class B....................................................          866              234              2,077



                                                               FRANKLIN STRATEGIC   GOLDMAN SACHS   IVY FUNDS VIP
                                                                     INCOME          VIT MID CAP       DIVIDEND
                                                                SECURITIES FUND*     VALUE FUND*    OPPORTUNITIES*
                                                              -------------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........         $46,336            $2,505         $13,417
Receivable for The Trusts shares sold.......................              --                --              --
Receivable for policy-related transactions..................          10,924             1,875          10,001
                                                                     -------            ------         -------
  Total assets..............................................          57,260             4,380          23,418
                                                                     -------            ------         -------
Liabilities:
Payable for The Trusts shares purchased.....................          10,921             1,875           9,999
Payable for policy-related transactions.....................              --                --              --
                                                                     -------            ------         -------
  Total liabilities.........................................          10,921             1,875           9,999
                                                                     -------            ------         -------
Net Assets..................................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Net Assets:
Accumulation Units..........................................          46,339             2,505          13,419
Retained by AXA Equitable in Separate Account No. 49........              --                --              --
                                                                     -------            ------         -------
Total net assets............................................         $46,339            $2,505         $13,419
                                                                     =======            ======         =======
Investments in shares of The Trusts, at cost................         $46,278            $2,514         $13,452
The Trusts shares held
 Class A....................................................              --                --              --
 Class B....................................................           3,845               220           2,250

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-14

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               IVY FUNDS VIP
                                                              IVY FUNDS VIP   GLOBAL NATURAL   IVY FUNDS VIP
                                                                 ENERGY*        RESOURCES*      HIGH INCOME*
                                                             --------------- ---------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........       $471          $ 73,203         $25,055
Receivable for The Trusts shares sold.......................         --                --              --
Receivable for policy-related transactions..................         --            28,751           3,362
                                                                   ----          --------         -------
  Total assets..............................................        471           101,954          28,417
                                                                   ----          --------         -------
Liabilities:
Payable for The Trusts shares purchased.....................         --            28,747           3,360
Payable for policy-related transactions.....................         --                --              --
                                                                   ----          --------         -------
  Total liabilities.........................................         --            28,747           3,360
                                                                   ----          --------         -------
Net Assets..................................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Net Assets:
Accumulation Units..........................................        471            73,207          25,057
Retained by AXA Equitable in Separate Account No. 49........         --                --              --
                                                                   ----          --------         -------
Total net assets............................................       $471          $ 73,207         $25,057
                                                                   ====          ========         =======
Investments in shares of The Trusts, at cost................       $479          $ 73,573         $24,948
The Trusts shares held
 Class A....................................................         --                --              --
 Class B....................................................         90            12,736           7,593



                                                                                IVY FUNDS VIP   IVY FUNDS VIP
                                                               IVY FUNDS VIP     SCIENCE AND      SMALL CAP
                                                              MID CAP GROWTH*    TECHNOLOGY*       GROWTH*
                                                             ----------------- --------------- ---------------
Assets:
Investments in shares of The Trusts, at fair value..........      $20,630           $1,984          $3,280
Receivable for The Trusts shares sold.......................           --               --              --
Receivable for policy-related transactions..................       20,001               --           2,520
                                                                  -------           ------          ------
  Total assets..............................................       40,631            1,984           5,800
                                                                  -------           ------          ------
Liabilities:
Payable for The Trusts shares purchased.....................       19,999               --           2,520
Payable for policy-related transactions.....................           --               --              --
                                                                  -------           ------          ------
  Total liabilities.........................................       19,999               --           2,520
                                                                  -------           ------          ------
Net Assets..................................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Net Assets:
Accumulation Units..........................................       20,632            1,984           3,280
Retained by AXA Equitable in Separate Account No. 49........           --               --              --
                                                                  -------           ------          ------
Total net assets............................................      $20,632           $1,984          $3,280
                                                                  =======           ======          ======
Investments in shares of The Trusts, at cost................      $20,638           $1,979          $3,288
The Trusts shares held
 Class A....................................................           --               --              --
 Class B....................................................        3,122              130             401

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-15

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                              LAZARD RETIREMENT
                                                               EMERGING MARKETS   MFS(R) INTERNATIONAL
                                                              EQUITY PORTFOLIO*     VALUE PORTFOLIO*
                                                             ------------------- ----------------------
Assets:
Investments in shares of The Trusts, at fair value..........       $22,520               $2,520
Receivable for The Trusts shares sold.......................            --                   --
Receivable for policy-related transactions..................        22,522                2,520
                                                                   -------               ------
  Total assets..............................................        45,042                5,040
                                                                   -------               ------
Liabilities:
Payable for The Trusts shares purchased.....................        22,520                2,520
Payable for policy-related transactions.....................            --                   --
                                                                   -------               ------
  Total liabilities.........................................        22,520                2,520
                                                                   -------               ------
Net Assets..................................................       $22,522               $2,520
                                                                   =======               ======
Net Assets:
Accumulation Units..........................................        22,522                2,520
Retained by AXA Equitable in Separate Account No. 49........            --                   --
                                                                   -------               ------
Total net assets............................................       $22,522               $2,520
                                                                   =======               ======
Investments in shares of The Trusts, at cost................       $22,520               $2,520
The Trusts shares held
 Class A....................................................            --                   --
 Class B....................................................         1,171                  175



                                                                                                     MULTIMANAGER   MULTIMANAGER
                                                                 MULTIMANAGER       MULTIMANAGER    INTERNATIONAL     LARGE CAP
                                                              AGGRESSIVE EQUITY      CORE BOND          EQUITY       CORE EQUITY
                                                             ------------------- ----------------- --------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........     $338,113,909     $1,038,133,642    $457,906,636    $132,963,324
Receivable for The Trusts shares sold.......................           81,293                 --              --              --
Receivable for policy-related transactions..................               --             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
  Total assets..............................................      338,195,202      1,038,214,041     457,984,010     133,150,665
                                                                 ------------     --------------    ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................               --             80,399          77,374         187,341
Payable for policy-related transactions.....................           86,599                 --              --              --
                                                                 ------------     --------------    ------------    ------------
  Total liabilities.........................................           86,599             80,399          77,374         187,341
                                                                 ------------     --------------    ------------    ------------
Net Assets..................................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Net Assets:
Accumulation Units..........................................      337,967,959      1,038,055,939     457,904,925     132,944,046
Retained by AXA Equitable in Separate Account No. 49........          140,644             77,703           1,711          19,278
                                                                 ------------     --------------    ------------    ------------
Total net assets............................................     $338,108,603     $1,038,133,642    $457,906,636    $132,963,324
                                                                 ============     ==============    ============    ============
Investments in shares of The Trusts, at cost................     $363,827,073     $1,023,652,665    $575,492,385    $146,238,713
The Trusts shares held
 Class A....................................................               --                 --              --              --
 Class B....................................................       14,726,941        100,776,894      43,174,880      14,543,079

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-16

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER       MULTIMANAGER     MULTIMANAGER
                                                              LARGE CAP GROWTH   LARGE CAP VALUE   MID CAP GROWTH
                                                             ------------------ ----------------- ----------------
Assets:
Investments in shares of The Trusts, at fair value..........    $211,942,954       $386,803,234     $297,525,830
Receivable for The Trusts shares sold.......................         209,773            120,052          191,845
Receivable for policy-related transactions..................              --                 --               --
                                                                ------------       ------------     ------------
  Total assets..............................................     212,152,727        386,923,286      297,717,675
                                                                ------------       ------------     ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --                 --               --
Payable for policy-related transactions.....................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
  Total liabilities.........................................         209,773            120,052          191,845
                                                                ------------       ------------     ------------
Net Assets..................................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Net Assets:
Accumulation Units..........................................     211,938,143        386,794,503      297,479,995
Retained by AXA Equitable in Separate Account No. 49........           4,811              8,731           45,835
                                                                ------------       ------------     ------------
Total net assets............................................    $211,942,954       $386,803,234     $297,525,830
                                                                ============       ============     ============
Investments in shares of The Trusts, at cost................    $261,123,107       $483,726,748     $348,551,858
The Trusts shares held
 Class A....................................................              --                 --               --
 Class B....................................................      29,438,062         44,360,958       41,999,456



                                                                MULTIMANAGER      MULTIMANAGER       MULTIMANAGER
                                                               MID CAP VALUE   MULTI-SECTOR BOND   SMALL CAP GROWTH
                                                              --------------- ------------------- -----------------
Assets:
Investments in shares of The Trusts, at fair value..........   $341,759,757       $578,486,196       $199,961,211
Receivable for The Trusts shares sold.......................         82,797                 --            413,241
Receivable for policy-related transactions..................             --            715,754                 --
                                                               ------------       ------------       ------------
  Total assets..............................................    341,842,554        579,201,950        200,374,452
                                                               ------------       ------------       ------------
Liabilities:
Payable for The Trusts shares purchased.....................             --            710,449                 --
Payable for policy-related transactions.....................         82,797                 --            413,241
                                                               ------------       ------------       ------------
  Total liabilities.........................................         82,797            710,449            413,241
                                                               ------------       ------------       ------------
Net Assets..................................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Net Assets:
Accumulation Units..........................................    341,723,612        578,491,501        199,903,994
Retained by AXA Equitable in Separate Account No. 49........         36,145                 --             57,217
                                                               ------------       ------------       ------------
Total net assets............................................   $341,759,757       $578,491,501       $199,961,211
                                                               ============       ============       ============
Investments in shares of The Trusts, at cost................   $368,039,986       $756,202,010       $226,475,933
The Trusts shares held
 Class A....................................................             --                 --                 --
 Class B....................................................     42,948,688        155,392,819         28,915,433

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-17

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                MULTIMANAGER    MULTIMANAGER
                                                              SMALL CAP VALUE    TECHNOLOGY
                                                             ----------------- --------------
Assets:
Investments in shares of The Trusts, at fair value..........    $418,768,089    $365,032,119
Receivable for The Trusts shares sold.......................         341,963         294,289
Receivable for policy-related transactions..................              --              --
                                                                ------------    ------------
  Total assets..............................................     419,110,052     365,326,408
                                                                ------------    ------------
Liabilities:
Payable for The Trusts shares purchased.....................              --              --
Payable for policy-related transactions.....................         338,387         294,289
                                                                ------------    ------------
  Total liabilities.........................................         338,387         294,289
                                                                ------------    ------------
Net Assets..................................................    $418,771,665    $365,032,119
                                                                ============    ============
Net Assets:
Accumulation Units..........................................     418,771,665     364,954,875
Retained by AXA Equitable in Separate Account No. 49........              --          77,244
                                                                ------------    ------------
Total net assets............................................    $418,771,665    $365,032,119
                                                                ============    ============
Investments in shares of The Trusts, at cost................    $607,263,553    $337,208,819
The Trusts shares held
 Class A....................................................               8              --
 Class B....................................................      48,234,742      33,543,787



                                                               PIMCO VARIABLE       PIMCO VARIABLE     PIMCO VARIABLE
                                                               INSURANCE TRUST     INSURANCE TRUST     INSURANCE TRUST
                                                              EMERGING MARKETS       REAL RETURN        TOTAL RETURN    PROFUND
                                                               BOND PORTFOLIO*   STRATEGY PORTFOLIO*     PORTFOLIO*     VP BEAR*
                                                             ------------------ --------------------- ---------------- ---------
Assets:
Investments in shares of The Trusts, at fair value..........      $ 95,938             $ 70,961           $ 78,127      $11,110
Receivable for The Trusts shares sold.......................            --                   --                 --           --
Receivable for policy-related transactions..................        22,501               33,751             30,001        4,201
                                                                  --------             --------           --------      -------
  Total assets..............................................       118,439              104,712            108,128       15,311
                                                                  --------             --------           --------      -------
Liabilities:
Payable for The Trusts shares purchased.....................        22,497               33,747             29,997        4,201
Payable for policy-related transactions.....................            --                   --                 --           --
                                                                  --------             --------           --------      -------
  Total liabilities.........................................        22,497               33,747             29,997        4,201
                                                                  --------             --------           --------      -------
Net Assets..................................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Net Assets:
Accumulation Units..........................................        95,942               70,965             78,131       11,110
Retained by AXA Equitable in Separate Account No. 49........            --                   --                 --           --
                                                                  --------             --------           --------      -------
Total net assets............................................      $ 95,942             $ 70,965           $ 78,131      $11,110
                                                                  ========             ========           ========      =======
Investments in shares of The Trusts, at cost................      $ 96,100             $ 70,982           $ 78,173      $11,045
The Trusts shares held
 Class A....................................................            --                   --                 --           --
 Class B....................................................         7,566                5,704              7,221          448

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-18

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                PROFUND VP     TARGET 2035   TARGET 2045
                                                              BIOTECHNOLOGY*    ALLOCATION    ALLOCATION
                                                             ---------------- ------------- -------------
Assets:
Investments in shares of The Trusts, at fair value..........      $3,604       $  917,932    $  893,207
Receivable for The Trusts shares sold.......................          --               --            --
Receivable for policy-related transactions..................          --               --            --
                                                                  ------       ----------    ----------
  Total assets..............................................       3,604          917,932       893,207
                                                                  ------       ----------    ----------
Liabilities:
Payable for The Trusts shares purchased.....................          --               --            --
Payable for policy-related transactions.....................          --               --            --
                                                                  ------       ----------    ----------
  Total liabilities.........................................          --               --            --
                                                                  ------       ----------    ----------
Net Assets..................................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Net Assets:
Accumulation Units..........................................       3,604               --            --
Retained by AXA Equitable in Separate Account No. 49........          --          917,932       893,207
                                                                  ------       ----------    ----------
Total net assets............................................      $3,604       $  917,932    $  893,207
                                                                  ======       ==========    ==========
Investments in shares of The Trusts, at cost................      $3,639       $1,129,510    $1,148,835
The Trusts shares held
 Class A....................................................          --           57,811        58,878
 Class B....................................................         166           57,315        58,377


                                                                   TEMPLETON
                                                              DEVELOPING MARKETS      TEMPLETON GOLBAL     VAN ECK WORLDWIDE
                                                               SECURITIES FUND*    BOND SECURITIES FUND*   HARD ASSETS FUND*
                                                             -------------------- ----------------------- ------------------
Assets:
Investments in shares of The Trusts, at fair value..........        $28,111               $26,733               $ 9,797
Receivable for The Trusts shares sold.......................             --                    --                    --
Receivable for policy-related transactions..................          3,751                 3,362                    --
                                                                    -------               -------               -------
  Total assets..............................................         31,862                30,095                 9,797
                                                                    -------               -------               -------
Liabilities:
Payable for The Trusts shares purchased.....................          3,749                 3,360                    --
Payable for policy-related transactions.....................             --                    --                    --
                                                                    -------               -------               -------
  Total liabilities.........................................          3,749                 3,360                    --
                                                                    -------               -------               -------
Net Assets..................................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Net Assets:
Accumulation Units..........................................         28,113                26,735                 9,797
Retained by AXA Equitable in Separate Account No. 49........             --                    --                    --
                                                                    -------               -------               -------
Total net assets............................................        $28,113               $26,735               $ 9,797
                                                                    =======               =======               =======
Investments in shares of The Trusts, at cost................        $27,937               $26,688               $10,004
The Trusts shares held
 Class A....................................................             --                    --                    --
 Class B....................................................          2,874                 1,543                   340

-------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B shares.
  These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.

                                     FSA-19

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009



                                                                                           Units
                                                  Contract                              Outstanding
                                                   charges   Share Class   Unit Value     (000s)
                                                 ---------- ------------- ------------ ------------
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.30%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.55%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.65%       B          $ 10.22           --
AIM V.I. GLOBAL REAL ESTATE FUND..............       1.70%       B          $ 10.22            1

AIM V.I. MID CAP CORE EQUITY FUND.............       1.30%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.55%       B          $ 10.39           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.65%       B          $ 10.38           --
AIM V.I. MID CAP CORE EQUITY FUND.............       1.70%       B          $ 10.38           --

ALL ASSET ALLOCATION..........................       1.30%       A          $ 10.18           --
ALL ASSET ALLOCATION..........................       1.55%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.65%       A          $ 10.17           --
ALL ASSET ALLOCATION..........................       1.70%       A          $ 10.17           --

AMERICAN CENTURY VP MID CAP VALUE FUND........       1.30%       B          $ 10.51           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.55%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.65%       B          $ 10.50           --
AMERICAN CENTURY VP MID CAP VALUE FUND........       1.70%       B          $ 10.50           --

AXA AGGRESSIVE ALLOCATION.....................       1.30%       A          $ 10.23            3
AXA AGGRESSIVE ALLOCATION.....................       1.55%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.65%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       1.70%       A          $ 10.23           --
AXA AGGRESSIVE ALLOCATION.....................       0.50%       B          $ 10.92           --
AXA AGGRESSIVE ALLOCATION.....................       0.95%       B          $ 10.63          118
AXA AGGRESSIVE ALLOCATION.....................       1.15%       B          $ 10.51          665
AXA AGGRESSIVE ALLOCATION.....................       1.20%       B          $ 10.48        3,887
AXA AGGRESSIVE ALLOCATION.....................       1.25%       B          $ 11.59       22,033
AXA AGGRESSIVE ALLOCATION.....................       1.30%       B          $ 10.99       58,442
AXA AGGRESSIVE ALLOCATION.....................       1.35%       B          $ 10.38        1,542
AXA AGGRESSIVE ALLOCATION.....................       1.40%       B          $ 10.35        4,748
AXA AGGRESSIVE ALLOCATION.....................       1.50%       B          $ 11.40       22,438
AXA AGGRESSIVE ALLOCATION.....................       1.55%       B          $ 10.26       47,988
AXA AGGRESSIVE ALLOCATION.....................       1.60%       B          $ 10.23        2,633
AXA AGGRESSIVE ALLOCATION.....................       1.65%       B          $ 11.29       91,369
AXA AGGRESSIVE ALLOCATION.....................       1.70%       B          $ 11.26        8,367
AXA AGGRESSIVE ALLOCATION.....................       1.80%       B          $ 10.11            3
AXA AGGRESSIVE ALLOCATION.....................       1.90%       B          $ 10.05           49

AXA BALANCED STRATEGY.........................       1.30%       B          $ 10.09            7
AXA BALANCED STRATEGY.........................       1.30%       B          $ 11.27        4,766
AXA BALANCED STRATEGY.........................       1.55%       B          $ 10.09           22
AXA BALANCED STRATEGY.........................       1.55%       B          $ 11.25        1,803
AXA BALANCED STRATEGY.........................       1.65%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.65%       B          $ 11.25        1,625
AXA BALANCED STRATEGY.........................       1.70%       B          $ 10.09           --
AXA BALANCED STRATEGY.........................       1.70%       B          $ 11.24           52

AXA CONSERVATIVE ALLOCATION...................       0.50%       B          $ 11.40           --
AXA CONSERVATIVE ALLOCATION...................       0.95%       B          $ 11.10           --
AXA CONSERVATIVE ALLOCATION...................       1.15%       B          $ 10.97          431
AXA CONSERVATIVE ALLOCATION...................       1.20%       B          $ 10.93        4,898
AXA CONSERVATIVE ALLOCATION...................       1.25%       B          $ 11.43       13,575
AXA CONSERVATIVE ALLOCATION...................       1.30%       B          $ 11.39       27,962
AXA CONSERVATIVE ALLOCATION...................       1.35%       B          $ 10.84        2,398
AXA CONSERVATIVE ALLOCATION...................       1.40%       B          $ 10.80        7,709
AXA CONSERVATIVE ALLOCATION...................       1.50%       B          $ 11.25       19,693
AXA CONSERVATIVE ALLOCATION...................       1.55%       B          $ 10.71       25,907
AXA CONSERVATIVE ALLOCATION...................       1.60%       B          $ 10.67        3,583
AXA CONSERVATIVE ALLOCATION...................       1.65%       B          $ 11.14       56,858
AXA CONSERVATIVE ALLOCATION...................       1.70%       B          $ 11.11        7,276

                                     FSA-20

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
AXA CONSERVATIVE ALLOCATION.............       1.80%       B          $ 10.55            12
AXA CONSERVATIVE ALLOCATION.............       1.90%       B          $ 10.48             5

AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 10.06            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.30%       B          $ 11.14         2,471
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.55%       B          $ 11.13         1,192
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 10.05            --
AXA CONSERVATIVE GROWTH STRATEGY........       1.65%       B          $ 11.12         1,085
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 10.05            12
AXA CONSERVATIVE GROWTH STRATEGY........       1.70%       B          $ 11.12            73

AXA CONSERVATIVE STRATEGY...............       1.30%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.30%       B          $ 10.65         1,386
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.55%       B          $ 10.63           457
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $  9.98             3
AXA CONSERVATIVE STRATEGY...............       1.65%       B          $ 10.63         1,112
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $  9.98            --
AXA CONSERVATIVE STRATEGY...............       1.70%       B          $ 10.62           151

AXA CONSERVATIVE-PLUS ALLOCATION........       0.50%       B          $ 11.16            --
AXA CONSERVATIVE-PLUS ALLOCATION........       0.95%       B          $ 10.86            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.15%       B          $ 10.73           460
AXA CONSERVATIVE-PLUS ALLOCATION........       1.20%       B          $ 10.70         3,293
AXA CONSERVATIVE-PLUS ALLOCATION........       1.25%       B          $ 11.37        16,395
AXA CONSERVATIVE-PLUS ALLOCATION........       1.30%       B          $ 11.34        27,256
AXA CONSERVATIVE-PLUS ALLOCATION........       1.35%       B          $ 10.61         1,190
AXA CONSERVATIVE-PLUS ALLOCATION........       1.40%       B          $ 10.57         5,065
AXA CONSERVATIVE-PLUS ALLOCATION........       1.50%       B          $ 11.19        21,464
AXA CONSERVATIVE-PLUS ALLOCATION........       1.55%       B          $ 10.48        20,920
AXA CONSERVATIVE-PLUS ALLOCATION........       1.60%       B          $ 10.45         2,907
AXA CONSERVATIVE-PLUS ALLOCATION........       1.65%       B          $ 11.08        48,383
AXA CONSERVATIVE-PLUS ALLOCATION........       1.70%       B          $ 11.05         4,925
AXA CONSERVATIVE-PLUS ALLOCATION........       1.80%       B          $ 10.32            --
AXA CONSERVATIVE-PLUS ALLOCATION........       1.90%       B          $ 10.26            22

AXA GROWTH STRATEGY.....................       1.30%       B          $ 10.16             4
AXA GROWTH STRATEGY.....................       1.30%       B          $ 11.76         9,085
AXA GROWTH STRATEGY.....................       1.55%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.55%       B          $ 11.74         3,580
AXA GROWTH STRATEGY.....................       1.65%       B          $ 10.16            --
AXA GROWTH STRATEGY.....................       1.65%       B          $ 11.74         3,815
AXA GROWTH STRATEGY.....................       1.70%       B          $ 10.16             6
AXA GROWTH STRATEGY.....................       1.70%       B          $ 11.73           200

AXA MODERATE ALLOCATION.................       1.30%       A          $ 10.10             2
AXA MODERATE ALLOCATION.................       1.55%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.65%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       1.70%       A          $ 10.09            --
AXA MODERATE ALLOCATION.................       0.50%       B          $ 55.12            --
AXA MODERATE ALLOCATION.................       0.95%       B          $ 49.45             3
AXA MODERATE ALLOCATION.................       1.15%       B          $ 47.11           450
AXA MODERATE ALLOCATION.................       1.20%       B          $ 46.54         4,129
AXA MODERATE ALLOCATION.................       1.25%       B          $ 11.52        66,947
AXA MODERATE ALLOCATION.................       1.30%       B          $ 11.42       127,613
AXA MODERATE ALLOCATION.................       1.35%       B          $ 44.88         1,234
AXA MODERATE ALLOCATION.................       1.40%       B          $ 44.34         7,003
AXA MODERATE ALLOCATION.................       1.50%       B          $ 11.34        83,661

                                     FSA-21

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
AXA MODERATE ALLOCATION.....................       1.55%       B          $ 42.75        23,023
AXA MODERATE ALLOCATION.....................       1.60%       B          $ 42.24         3,090
AXA MODERATE ALLOCATION.....................       1.65%       B          $ 11.23       187,530
AXA MODERATE ALLOCATION.....................       1.70%       B          $ 41.22         4,527
AXA MODERATE ALLOCATION.....................       1.80%       B          $ 40.23            33
AXA MODERATE ALLOCATION.....................       1.90%       B          $ 39.26             3

AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 10.13           175
AXA MODERATE GROWTH STRATEGY................       1.30%       B          $ 11.73         9,521
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 10.12           119
AXA MODERATE GROWTH STRATEGY................       1.55%       B          $ 11.71         4,999
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 10.12            39
AXA MODERATE GROWTH STRATEGY................       1.65%       B          $ 11.70         3,014
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 10.12            --
AXA MODERATE GROWTH STRATEGY................       1.70%       B          $ 11.70           504

AXA MODERATE-PLUS ALLOCATION................       1.30%       A          $ 10.17            32
AXA MODERATE-PLUS ALLOCATION................       1.55%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       1.65%       A          $ 10.16             1
AXA MODERATE-PLUS ALLOCATION................       1.70%       A          $ 10.16            --
AXA MODERATE-PLUS ALLOCATION................       0.50%       B          $ 11.30            --
AXA MODERATE-PLUS ALLOCATION................       0.95%       B          $ 11.00             7
AXA MODERATE-PLUS ALLOCATION................       1.15%       B          $ 10.87         2,184
AXA MODERATE-PLUS ALLOCATION................       1.20%       B          $ 10.84        11,520
AXA MODERATE-PLUS ALLOCATION................       1.25%       B          $ 11.96        92,197
AXA MODERATE-PLUS ALLOCATION................       1.30%       B          $ 11.92       175,685
AXA MODERATE-PLUS ALLOCATION................       1.35%       B          $ 10.74         5,278
AXA MODERATE-PLUS ALLOCATION................       1.40%       B          $ 10.71        18,681
AXA MODERATE-PLUS ALLOCATION................       1.50%       B          $ 11.77       100,690
AXA MODERATE-PLUS ALLOCATION................       1.55%       B          $ 10.61       147,651
AXA MODERATE-PLUS ALLOCATION................       1.60%       B          $ 10.58         8,360
AXA MODERATE-PLUS ALLOCATION................       1.65%       B          $ 11.66       319,013
AXA MODERATE-PLUS ALLOCATION................       1.70%       B          $ 11.62        27,631
AXA MODERATE-PLUS ALLOCATION................       1.80%       B          $ 10.46            47
AXA MODERATE-PLUS ALLOCATION................       1.90%       B          $ 10.39             1

AXA TACTICAL MANAGER 2000 I.................       1.30%       B          $ 10.75             7
AXA TACTICAL MANAGER 2000 I.................       1.55%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.65%       B          $ 10.74            --
AXA TACTICAL MANAGER 2000 I.................       1.70%       B          $ 10.74            --

AXA TACTICAL MANAGER 400 I..................       1.30%       B          $ 10.45             7
AXA TACTICAL MANAGER 400 I..................       1.55%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.65%       B          $ 10.44            --
AXA TACTICAL MANAGER 400 I..................       1.70%       B          $ 10.44            --

AXA TACTICAL MANAGER 500 I..................       1.30%       B          $ 10.23            25
AXA TACTICAL MANAGER 500 I..................       1.55%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.65%       B          $ 10.23            --
AXA TACTICAL MANAGER 500 I..................       1.70%       B          $ 10.23            --

AXA TACTICAL MANAGER INTERNATIONAL I........       1.30%       B          $ 10.00             8
AXA TACTICAL MANAGER INTERNATIONAL I........       1.55%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.65%       B          $  9.99            --
AXA TACTICAL MANAGER INTERNATIONAL I........       1.70%       B          $  9.99            --

                                     FSA-22

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.30%       B          $ 10.13           60
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.55%       B          $ 10.13            1
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.65%       B          $ 10.13           --
BLACKROCK GLOBAL ALLOCATION V.I. FUND........       1.70%       B          $ 10.13            2

EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       A          $ 10.00           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       A          $  9.99           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.50%       B          $ 14.05           --
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       0.95%       B          $ 13.14            1
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.20%       B          $ 12.66        3,842
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.25%       B          $ 12.23        7,341
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.30%       B          $ 12.14        7,762
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.35%       B          $ 12.38        1,319
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.40%       B          $ 12.28        5,893
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.50%       B          $ 12.04        9,665
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.55%       B          $ 12.01        6,599
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.60%       B          $ 11.92        2,139
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.65%       B          $ 11.92       11,782
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.70%       B          $ 11.74        1,714
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.80%       B          $ 11.57           48
EQ/ALLIANCEBERNSTEIN INTERNATIONAL...........       1.90%       B          $ 11.40            6

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       A          $ 10.73           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       A          $ 10.72           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.50%       B          $ 17.04           --
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       0.95%       B          $ 16.09           12
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.20%       B          $ 15.58        2,049
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.25%       B          $ 12.12        3,041
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.30%       B          $ 12.04        2,475
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.35%       B          $ 15.28        1,789
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.40%       B          $ 15.19        3,238
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.50%       B          $ 11.93        4,681
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.55%       B          $ 14.90        2,587
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.60%       B          $ 14.80        1,585
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.65%       B          $ 11.81        3,707
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.70%       B          $ 14.61          346
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.80%       B          $ 14.42            7
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH........       1.90%       B          $ 14.24            2

EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.65%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.70%       A          $ 10.57           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.50%       B          $  8.34           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       0.95%       B          $  8.21           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.20%       B          $  8.15          341
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.25%       B          $  8.13          710
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.30%       B          $  8.12        3,612
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.35%       B          $  8.11           99
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.40%       B          $  8.09          384
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.50%       B          $  8.06          668
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.55%       B          $  8.05        2,073
EQ/AXA FRANKLIN SMALL CAP VALUE CORE.........       1.60%       B          $  8.04          145

                                     FSA-23

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.65%       B          $  8.02        4,217
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.70%       B          $  8.01          380
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.80%       B          $  7.98           --
EQ/AXA FRANKLIN SMALL CAP VALUE CORE........       1.90%       B          $  7.96           --

EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       A          $ 10.36           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.50%       B          $ 21.64           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       0.95%       B          $ 20.43           --
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.20%       B          $ 19.79        3,557
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.25%       B          $ 11.67        7,160
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.30%       B          $ 11.59        7,088
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.35%       B          $ 19.41        1,562
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.40%       B          $ 19.29        5,417
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.50%       B          $ 11.48       10,304
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.55%       B          $ 18.92        4,776
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.60%       B          $ 18.80        2,050
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.65%       B          $ 11.37        9,718
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.70%       B          $ 18.56          880
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.80%       B          $ 18.32           19
EQ/BLACKROCK BASIC VALUE EQUITY.............       1.90%       B          $ 18.09            3

EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       A          $  9.92            1
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       A          $  9.92           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.50%       B          $ 20.05           --
EQ/BLACKROCK INTERNATIONAL VALUE............       0.95%       B          $ 18.93           17
EQ/BLACKROCK INTERNATIONAL VALUE............       1.20%       B          $ 18.33        3,102
EQ/BLACKROCK INTERNATIONAL VALUE............       1.25%       B          $ 14.28        5,740
EQ/BLACKROCK INTERNATIONAL VALUE............       1.30%       B          $ 14.19        4,627
EQ/BLACKROCK INTERNATIONAL VALUE............       1.35%       B          $ 17.99        3,639
EQ/BLACKROCK INTERNATIONAL VALUE............       1.40%       B          $ 17.87        4,006
EQ/BLACKROCK INTERNATIONAL VALUE............       1.50%       B          $ 14.05        8,129
EQ/BLACKROCK INTERNATIONAL VALUE............       1.55%       B          $ 17.53        5,490
EQ/BLACKROCK INTERNATIONAL VALUE............       1.60%       B          $ 17.42        2,216
EQ/BLACKROCK INTERNATIONAL VALUE............       1.65%       B          $ 13.92        9,672
EQ/BLACKROCK INTERNATIONAL VALUE............       1.70%       B          $ 17.19          984
EQ/BLACKROCK INTERNATIONAL VALUE............       1.80%       B          $ 16.97           39
EQ/BLACKROCK INTERNATIONAL VALUE............       1.90%       B          $ 16.76            7

EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       A          $ 10.15           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       1.70%       A          $ 10.14           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.50%       B          $  5.60           --
EQ/BOSTON ADVISORS EQUITY INCOME............       0.95%       B          $  5.33            1
EQ/BOSTON ADVISORS EQUITY INCOME............       1.20%       B          $  5.18        1,513
EQ/BOSTON ADVISORS EQUITY INCOME............       1.25%       B          $  5.15        4,976
EQ/BOSTON ADVISORS EQUITY INCOME............       1.30%       B          $  2.09       12,019
EQ/BOSTON ADVISORS EQUITY INCOME............       1.35%       B          $  5.10          352
EQ/BOSTON ADVISORS EQUITY INCOME............       1.40%       B          $  5.07        2,152
EQ/BOSTON ADVISORS EQUITY INCOME............       1.50%       B          $  5.01        8,195
EQ/BOSTON ADVISORS EQUITY INCOME............       1.55%       B          $  4.98        5,308
EQ/BOSTON ADVISORS EQUITY INCOME............       1.60%       B          $  4.95          481
EQ/BOSTON ADVISORS EQUITY INCOME............       1.65%       B          $  4.93        7,687

                                     FSA-24

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009

                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/BOSTON ADVISORS EQUITY INCOME........       1.70%       B          $  4.90          611
EQ/BOSTON ADVISORS EQUITY INCOME........       1.80%       B          $  4.84            1
EQ/BOSTON ADVISORS EQUITY INCOME........       1.90%       B          $  4.79           24

EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.50%       B          $  7.63           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       0.95%       B          $  7.28           --
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.20%       B          $  7.09          416
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.25%       B          $  9.28          771
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.30%       B          $  9.23          723
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.35%       B          $  6.98          113
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.40%       B          $  6.94          612
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.50%       B          $  9.13          829
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.55%       B          $  6.83          641
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.60%       B          $  6.80          187
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.65%       B          $  9.04          976
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.70%       B          $  6.72          265
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.80%       B          $  6.65            1
EQ/CALVERT SOCIALLY RESPONSIBLE.........       1.90%       B          $  6.58           --

EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.50%       B          $ 11.77           --
EQ/CAPITAL GUARDIAN GROWTH..............       0.95%       B          $ 11.11            2
EQ/CAPITAL GUARDIAN GROWTH..............       1.20%       B          $ 10.76        1,557
EQ/CAPITAL GUARDIAN GROWTH..............       1.25%       B          $  9.66        3,404
EQ/CAPITAL GUARDIAN GROWTH..............       1.30%       B          $  9.59        3,953
EQ/CAPITAL GUARDIAN GROWTH..............       1.35%       B          $ 10.56        3,755
EQ/CAPITAL GUARDIAN GROWTH..............       1.40%       B          $ 10.49        1,782
EQ/CAPITAL GUARDIAN GROWTH..............       1.50%       B          $  9.50        2,537
EQ/CAPITAL GUARDIAN GROWTH..............       1.55%       B          $ 10.29        2,912
EQ/CAPITAL GUARDIAN GROWTH..............       1.60%       B          $ 10.22        1,536
EQ/CAPITAL GUARDIAN GROWTH..............       1.65%       B          $  9.41       10,253
EQ/CAPITAL GUARDIAN GROWTH..............       1.70%       B          $ 10.09        1,490
EQ/CAPITAL GUARDIAN GROWTH..............       1.80%       B          $  9.96           10
EQ/CAPITAL GUARDIAN GROWTH..............       1.90%       B          $  9.84            8

EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       A          $ 10.42           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       A          $ 10.41           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.50%       B          $ 11.09           --
EQ/CAPITAL GUARDIAN RESEARCH............       0.95%       B          $ 10.57           52
EQ/CAPITAL GUARDIAN RESEARCH............       1.20%       B          $ 10.29       11,050
EQ/CAPITAL GUARDIAN RESEARCH............       1.25%       B          $ 10.58       10,220
EQ/CAPITAL GUARDIAN RESEARCH............       1.30%       B          $ 10.52        3,080
EQ/CAPITAL GUARDIAN RESEARCH............       1.35%       B          $ 10.12        7,935
EQ/CAPITAL GUARDIAN RESEARCH............       1.40%       B          $ 10.06       12,046
EQ/CAPITAL GUARDIAN RESEARCH............       1.50%       B          $ 10.41        8,530
EQ/CAPITAL GUARDIAN RESEARCH............       1.55%       B          $  9.90        5,543
EQ/CAPITAL GUARDIAN RESEARCH............       1.60%       B          $  9.85       11,353
EQ/CAPITAL GUARDIAN RESEARCH............       1.65%       B          $ 10.31       14,379
EQ/CAPITAL GUARDIAN RESEARCH............       1.70%       B          $  9.74        2,196
EQ/CAPITAL GUARDIAN RESEARCH............       1.80%       B          $  9.64           77
EQ/CAPITAL GUARDIAN RESEARCH............       1.90%       B          $  9.53           11

                                     FSA-25

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/COMMON STOCK INDEX............       1.30%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.55%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.65%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       1.70%       A          $  10.32           --
EQ/COMMON STOCK INDEX............       0.50%       B          $ 256.03           --
EQ/COMMON STOCK INDEX............       0.95%       B          $ 219.55            1
EQ/COMMON STOCK INDEX............       1.20%       B          $ 201.51          301
EQ/COMMON STOCK INDEX............       1.25%       B          $   9.97        9,230
EQ/COMMON STOCK INDEX............       1.30%       B          $   9.79        6,300
EQ/COMMON STOCK INDEX............       1.35%       B          $ 191.39          486
EQ/COMMON STOCK INDEX............       1.40%       B          $ 188.13          462
EQ/COMMON STOCK INDEX............       1.50%       B          $   9.81       15,628
EQ/COMMON STOCK INDEX............       1.55%       B          $ 178.67          502
EQ/COMMON STOCK INDEX............       1.60%       B          $ 175.62          270
EQ/COMMON STOCK INDEX............       1.65%       B          $   9.72        8,285
EQ/COMMON STOCK INDEX............       1.70%       B          $ 169.68           60
EQ/COMMON STOCK INDEX............       1.80%       B          $ 163.92            2
EQ/COMMON STOCK INDEX............       1.90%       B          $ 158.35            1

EQ/CORE BOND INDEX...............       0.50%       B          $  14.70           --
EQ/CORE BOND INDEX...............       0.95%       B          $  13.92           11
EQ/CORE BOND INDEX...............       1.20%       B          $  13.51        7,161
EQ/CORE BOND INDEX...............       1.25%       B          $  10.11       11,826
EQ/CORE BOND INDEX...............       1.30%       B          $   9.92           32
EQ/CORE BOND INDEX...............       1.30%       B          $  10.05        9,215
EQ/CORE BOND INDEX...............       1.35%       B          $  13.26        3,654
EQ/CORE BOND INDEX...............       1.40%       B          $  13.18       10,278
EQ/CORE BOND INDEX...............       1.50%       B          $   9.95       14,762
EQ/CORE BOND INDEX...............       1.55%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.55%       B          $  12.94        8,565
EQ/CORE BOND INDEX...............       1.60%       B          $  12.87        6,863
EQ/CORE BOND INDEX...............       1.65%       B          $   9.85       15,630
EQ/CORE BOND INDEX...............       1.65%       B          $   9.91           --
EQ/CORE BOND INDEX...............       1.70%       B          $   9.91            6
EQ/CORE BOND INDEX...............       1.70%       B          $  12.71        1,504
EQ/CORE BOND INDEX...............       1.80%       B          $  12.56          108
EQ/CORE BOND INDEX...............       1.90%       B          $  12.40           15

EQ/DAVIS NEW YORK VENTURE........       1.30%       A          $  10.28           --
EQ/DAVIS NEW YORK VENTURE........       1.55%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.65%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       1.70%       A          $  10.27           --
EQ/DAVIS NEW YORK VENTURE........       0.50%       B          $   8.96           --
EQ/DAVIS NEW YORK VENTURE........       0.95%       B          $   8.83           --
EQ/DAVIS NEW YORK VENTURE........       1.20%       B          $   8.76        1,352
EQ/DAVIS NEW YORK VENTURE........       1.25%       B          $   8.74        2,865
EQ/DAVIS NEW YORK VENTURE........       1.30%       B          $   8.73        8,363
EQ/DAVIS NEW YORK VENTURE........       1.35%       B          $   8.71          397
EQ/DAVIS NEW YORK VENTURE........       1.40%       B          $   8.70        1,529
EQ/DAVIS NEW YORK VENTURE........       1.50%       B          $   8.67        3,565
EQ/DAVIS NEW YORK VENTURE........       1.55%       B          $   8.65        6,031
EQ/DAVIS NEW YORK VENTURE........       1.60%       B          $   8.64          803
EQ/DAVIS NEW YORK VENTURE........       1.65%       B          $   8.63       12,570
EQ/DAVIS NEW YORK VENTURE........       1.70%       B          $   8.61        1,601
EQ/DAVIS NEW YORK VENTURE........       1.80%       B          $   8.58           --
EQ/DAVIS NEW YORK VENTURE........       1.90%       B          $   8.55            4

                                     FSA-26

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                              Units
                                     Contract                              Outstanding
                                      charges   Share Class   Unit Value     (000s)
                                    ---------- ------------- ------------ ------------
EQ/EQUITY 500 INDEX..............       1.30%       A          $ 10.26            3
EQ/EQUITY 500 INDEX..............       1.55%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.65%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       1.70%       A          $ 10.26           --
EQ/EQUITY 500 INDEX..............       0.50%       B          $ 27.29           --
EQ/EQUITY 500 INDEX..............       0.95%       B          $ 25.40            4
EQ/EQUITY 500 INDEX..............       1.20%       B          $ 24.40        4,963
EQ/EQUITY 500 INDEX..............       1.25%       B          $ 10.96       10,178
EQ/EQUITY 500 INDEX..............       1.30%       B          $ 10.87        8,430
EQ/EQUITY 500 INDEX..............       1.35%       B          $ 23.82        3,275
EQ/EQUITY 500 INDEX..............       1.40%       B          $ 23.63        7,232
EQ/EQUITY 500 INDEX..............       1.50%       B          $ 10.78       14,347
EQ/EQUITY 500 INDEX..............       1.55%       B          $ 23.07        4,766
EQ/EQUITY 500 INDEX..............       1.60%       B          $ 22.89        4,502
EQ/EQUITY 500 INDEX..............       1.65%       B          $ 10.68       16,494
EQ/EQUITY 500 INDEX..............       1.70%       B          $ 22.52        1,432
EQ/EQUITY 500 INDEX..............       1.80%       B          $ 22.16           94
EQ/EQUITY 500 INDEX..............       1.90%       B          $ 21.81            8

EQ/EQUITY GROWTH PLUS............       0.50%       B          $ 14.75           --
EQ/EQUITY GROWTH PLUS............       0.95%       B          $ 14.20            6
EQ/EQUITY GROWTH PLUS............       1.20%       B          $ 13.91        8,286
EQ/EQUITY GROWTH PLUS............       1.25%       B          $ 11.43       14,342
EQ/EQUITY GROWTH PLUS............       1.30%       B          $ 11.38       11,370
EQ/EQUITY GROWTH PLUS............       1.35%       B          $ 13.73        1,079
EQ/EQUITY GROWTH PLUS............       1.40%       B          $ 13.67       12,414
EQ/EQUITY GROWTH PLUS............       1.50%       B          $ 11.24       19,010
EQ/EQUITY GROWTH PLUS............       1.55%       B          $ 13.50        9,136
EQ/EQUITY GROWTH PLUS............       1.60%       B          $ 13.44        4,931
EQ/EQUITY GROWTH PLUS............       1.65%       B          $ 11.14       25,216
EQ/EQUITY GROWTH PLUS............       1.70%       B          $ 13.33        2,904
EQ/EQUITY GROWTH PLUS............       1.80%       B          $ 13.22           41
EQ/EQUITY GROWTH PLUS............       1.90%       B          $ 13.11            3

EQ/EVERGREEN OMEGA...............       0.50%       B          $ 10.64           --
EQ/EVERGREEN OMEGA...............       0.95%       B          $ 10.13           --
EQ/EVERGREEN OMEGA...............       1.20%       B          $  9.85        2,394
EQ/EVERGREEN OMEGA...............       1.25%       B          $ 13.22        2,715
EQ/EVERGREEN OMEGA...............       1.30%       B          $ 13.14        2,913
EQ/EVERGREEN OMEGA...............       1.35%       B          $  9.68          407
EQ/EVERGREEN OMEGA...............       1.40%       B          $  9.63        3,116
EQ/EVERGREEN OMEGA...............       1.50%       B          $ 13.01        3,275
EQ/EVERGREEN OMEGA...............       1.55%       B          $  9.47        3,886
EQ/EVERGREEN OMEGA...............       1.60%       B          $  9.42        1,281
EQ/EVERGREEN OMEGA...............       1.65%       B          $ 12.88        5,221
EQ/EVERGREEN OMEGA...............       1.70%       B          $  9.31          537
EQ/EVERGREEN OMEGA...............       1.80%       B          $  9.21           --
EQ/EVERGREEN OMEGA...............       1.90%       B          $  9.11            2

EQ/FRANKLIN CORE BALANCED........       1.30%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.55%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.65%       A          $ 10.29           --
EQ/FRANKLIN CORE BALANCED........       1.70%       A          $ 10.28           --
EQ/FRANKLIN CORE BALANCED........       0.50%       B          $  9.36           --
EQ/FRANKLIN CORE BALANCED........       0.95%       B          $  9.22           15
EQ/FRANKLIN CORE BALANCED........       1.20%       B          $  9.14        2,199
EQ/FRANKLIN CORE BALANCED........       1.25%       B          $  9.13        5,541

                                     FSA-27

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                      Units
                                             Contract                              Outstanding
                                              charges   Share Class   Unit Value     (000s)
                                            ---------- ------------- ------------ ------------
EQ/FRANKLIN CORE BALANCED................       1.30%       B          $  9.11        9,627
EQ/FRANKLIN CORE BALANCED................       1.35%       B          $  9.10          550
EQ/FRANKLIN CORE BALANCED................       1.40%       B          $  9.08        3,211
EQ/FRANKLIN CORE BALANCED................       1.50%       B          $  9.05        6,931
EQ/FRANKLIN CORE BALANCED................       1.55%       B          $  9.03        8,263
EQ/FRANKLIN CORE BALANCED................       1.60%       B          $  9.02        1,591
EQ/FRANKLIN CORE BALANCED................       1.65%       B          $  9.00       26,123
EQ/FRANKLIN CORE BALANCED................       1.70%       B          $  8.99        1,908
EQ/FRANKLIN CORE BALANCED................       1.80%       B          $  8.96           11
EQ/FRANKLIN CORE BALANCED................       1.90%       B          $  8.93           --

EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       A          $ 10.23           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.50%       B          $  7.68           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       0.95%       B          $  7.59           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.15%       B          $  7.55          702
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.20%       B          $  7.54        1,026
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.25%       B          $  7.53        3,919
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.30%       B          $  7.52       53,600
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.35%       B          $  7.51          558
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.40%       B          $  7.50        2,091
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.50%       B          $  7.48        4,821
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.55%       B          $  7.47       29,210
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.60%       B          $  7.46        1,076
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.65%       B          $  7.45       77,428
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.70%       B          $  7.44        4,971
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.80%       B          $  7.42           --
EQ/FRANKLIN TEMPLETON ALLOCATION.........       1.90%       B          $  7.40           --

EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       A          $ 10.18           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.50%       B          $ 12.08           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       0.95%       B          $ 11.82           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.20%       B          $ 11.68          338
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.25%       B          $ 11.66        1,452
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.30%       B          $ 11.42        2,024
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.35%       B          $ 11.60           84
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.40%       B          $ 11.57          966
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.50%       B          $ 11.52        2,090
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.55%       B          $ 11.49        1,717
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.60%       B          $ 11.47          175
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.65%       B          $ 11.44        2,904
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.70%       B          $ 11.41          248
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.80%       B          $ 11.36           --
EQ/GAMCO MERGERS AND ACQUISITIONS........       1.90%       B          $ 11.30           --

EQ/GAMCO SMALL COMPANY VALUE.............       1.30%       A          $ 10.59            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.55%       A          $ 10.58            1
EQ/GAMCO SMALL COMPANY VALUE.............       1.65%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.70%       A          $ 10.58           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.50%       B          $ 34.01           --
EQ/GAMCO SMALL COMPANY VALUE.............       0.95%       B          $ 30.86           --
EQ/GAMCO SMALL COMPANY VALUE.............       1.20%       B          $ 29.24          996
EQ/GAMCO SMALL COMPANY VALUE.............       1.25%       B          $ 28.92        2,481

                                     FSA-28

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/GAMCO SMALL COMPANY VALUE.................       1.30%       B          $ 44.36        2,346
EQ/GAMCO SMALL COMPANY VALUE.................       1.35%       B          $ 28.30          281
EQ/GAMCO SMALL COMPANY VALUE.................       1.40%       B          $ 27.99        1,672
EQ/GAMCO SMALL COMPANY VALUE.................       1.50%       B          $ 27.39        4,025
EQ/GAMCO SMALL COMPANY VALUE.................       1.55%       B          $ 27.10        3,958
EQ/GAMCO SMALL COMPANY VALUE.................       1.60%       B          $ 26.80          352
EQ/GAMCO SMALL COMPANY VALUE.................       1.65%       B          $ 26.51        4,361
EQ/GAMCO SMALL COMPANY VALUE.................       1.70%       B          $ 26.23          666
EQ/GAMCO SMALL COMPANY VALUE.................       1.80%       B          $ 25.66            1
EQ/GAMCO SMALL COMPANY VALUE.................       1.90%       B          $ 25.11            6

EQ/GLOBAL BOND PLUS..........................       1.30%       A          $  9.85            2
EQ/GLOBAL BOND PLUS..........................       1.55%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.65%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       1.70%       A          $  9.85           --
EQ/GLOBAL BOND PLUS..........................       0.50%       B          $ 11.75           --
EQ/GLOBAL BOND PLUS..........................       0.95%       B          $ 11.53           --
EQ/GLOBAL BOND PLUS..........................       1.20%       B          $ 11.41        1,509
EQ/GLOBAL BOND PLUS..........................       1.25%       B          $ 11.38        3,352
EQ/GLOBAL BOND PLUS..........................       1.30%       B          $ 11.36        5,026
EQ/GLOBAL BOND PLUS..........................       1.35%       B          $ 11.41          463
EQ/GLOBAL BOND PLUS..........................       1.40%       B          $ 11.31        2,574
EQ/GLOBAL BOND PLUS..........................       1.50%       B          $ 11.26        6,162
EQ/GLOBAL BOND PLUS..........................       1.55%       B          $ 11.24        5,491
EQ/GLOBAL BOND PLUS..........................       1.60%       B          $ 11.21        1,156
EQ/GLOBAL BOND PLUS..........................       1.65%       B          $ 11.19        9,976
EQ/GLOBAL BOND PLUS..........................       1.70%       B          $ 11.16        1,037
EQ/GLOBAL BOND PLUS..........................       1.80%       B          $ 11.12           --
EQ/GLOBAL BOND PLUS..........................       1.90%       B          $ 11.07            1

EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       A          $ 10.16            2
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       A          $ 10.16           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.50%       B          $ 18.29           --
EQ/GLOBAL MULTI-SECTOR EQUITY................       0.95%       B          $ 17.29           30
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.20%       B          $ 16.76        3,162
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.25%       B          $ 21.81        5,923
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.30%       B          $ 21.67        6,856
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.35%       B          $ 16.45        1,671
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.40%       B          $ 16.34        6,743
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.50%       B          $ 21.46       10,074
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.55%       B          $ 16.04        9,622
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.60%       B          $ 15.94        2,334
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.65%       B          $ 21.26       10,747
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.70%       B          $ 15.74        1,600
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.80%       B          $ 15.54           22
EQ/GLOBAL MULTI-SECTOR EQUITY................       1.90%       B          $ 15.35            3

EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.50%       B          $ 23.11           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       0.95%       B          $ 21.23            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.20%       B          $ 20.25        2,027
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.25%       B          $ 10.79        2,428
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $  9.89            3
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.30%       B          $ 10.68        4,131
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.35%       B          $ 19.68          524
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.40%       B          $ 19.49        3,150
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.50%       B          $ 10.62        3,441

                                     FSA-29

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                          Units
                                                 Contract                              Outstanding
                                                  charges   Share Class   Unit Value     (000s)
                                                ---------- ------------- ------------ ------------
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.55%       B          $ 18.94        2,248
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.60%       B          $ 18.76        1,385
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $  9.89           --
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.65%       B          $ 10.51        6,213
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $  9.89            6
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.70%       B          $ 18.41          875
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.80%       B          $ 18.06            1
EQ/INTERMEDIATE GOVERNMENT BOND INDEX........       1.90%       B          $ 17.72            1

EQ/INTERNATIONAL CORE PLUS...................       1.30%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.55%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.65%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       1.70%       A          $ 10.07           --
EQ/INTERNATIONAL CORE PLUS...................       0.50%       B          $ 13.14           --
EQ/INTERNATIONAL CORE PLUS...................       0.95%       B          $ 12.52           37
EQ/INTERNATIONAL CORE PLUS...................       1.20%       B          $ 12.18        4,895
EQ/INTERNATIONAL CORE PLUS...................       1.25%       B          $ 14.15        6,923
EQ/INTERNATIONAL CORE PLUS...................       1.30%       B          $ 14.08        5,399
EQ/INTERNATIONAL CORE PLUS...................       1.35%       B          $ 11.99        1,671
EQ/INTERNATIONAL CORE PLUS...................       1.40%       B          $ 11.92        6,378
EQ/INTERNATIONAL CORE PLUS...................       1.50%       B          $ 13.93        7,101
EQ/INTERNATIONAL CORE PLUS...................       1.55%       B          $ 11.73        6,484
EQ/INTERNATIONAL CORE PLUS...................       1.60%       B          $ 11.67        5,230
EQ/INTERNATIONAL CORE PLUS...................       1.65%       B          $ 13.80       12,800
EQ/INTERNATIONAL CORE PLUS...................       1.70%       B          $ 11.54        2,278
EQ/INTERNATIONAL CORE PLUS...................       1.80%       B          $ 11.42           18
EQ/INTERNATIONAL CORE PLUS...................       1.90%       B          $ 11.29            2

EQ/INTERNATIONAL ETF.........................       1.30%       A          $ 10.00           --
EQ/INTERNATIONAL ETF.........................       1.55%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.65%       A          $  9.99           --
EQ/INTERNATIONAL ETF.........................       1.70%       A          $  9.99           --

EQ/INTERNATIONAL GROWTH......................       1.30%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.55%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.65%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       1.70%       A          $ 10.18           --
EQ/INTERNATIONAL GROWTH......................       0.50%       B          $ 13.56           --
EQ/INTERNATIONAL GROWTH......................       0.95%       B          $ 13.28           --
EQ/INTERNATIONAL GROWTH......................       1.20%       B          $ 13.12          939
EQ/INTERNATIONAL GROWTH......................       1.25%       B          $ 13.09        1,995
EQ/INTERNATIONAL GROWTH......................       1.30%       B          $  5.80        7,396
EQ/INTERNATIONAL GROWTH......................       1.35%       B          $ 13.03          214
EQ/INTERNATIONAL GROWTH......................       1.40%       B          $ 13.00        1,298
EQ/INTERNATIONAL GROWTH......................       1.50%       B          $ 12.94        2,941
EQ/INTERNATIONAL GROWTH......................       1.55%       B          $ 12.91        3,313
EQ/INTERNATIONAL GROWTH......................       1.60%       B          $ 12.88          458
EQ/INTERNATIONAL GROWTH......................       1.65%       B          $ 12.85        5,774
EQ/INTERNATIONAL GROWTH......................       1.70%       B          $ 12.82          777
EQ/INTERNATIONAL GROWTH......................       1.80%       B          $ 12.76           13
EQ/INTERNATIONAL GROWTH......................       1.90%       B          $ 12.70            1

EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.30%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.55%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.65%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       1.70%       A          $ 10.26           --
EQ/JPMORGAN VALUE OPPORTUNITIES..............       0.50%       B          $ 13.54           --

                                     FSA-30

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                    Units
                                           Contract                              Outstanding
                                            charges   Share Class   Unit Value     (000s)
                                          ---------- ------------- ------------ ------------
EQ/JPMORGAN VALUE OPPORTUNITIES........       0.95%       B          $ 12.78            3
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.20%       B          $ 12.38        1,918
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.25%       B          $ 11.12        1,342
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.30%       B          $ 11.05        1,315
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.35%       B          $ 12.14        5,750
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.40%       B          $ 12.06        2,640
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.50%       B          $ 10.94        1,477
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.55%       B          $ 11.83        2,758
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.60%       B          $ 11.76        2,244
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.65%       B          $ 10.84        2,250
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.70%       B          $ 11.61          275
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.80%       B          $ 11.46           42
EQ/JPMORGAN VALUE OPPORTUNITIES........       1.90%       B          $ 11.31           14

EQ/LARGE CAP CORE PLUS.................       0.50%       B          $  9.18           --
EQ/LARGE CAP CORE PLUS.................       0.95%       B          $  8.73            3
EQ/LARGE CAP CORE PLUS.................       1.20%       B          $  8.50        2,214
EQ/LARGE CAP CORE PLUS.................       1.25%       B          $ 10.89          933
EQ/LARGE CAP CORE PLUS.................       1.30%       B          $ 10.82          588
EQ/LARGE CAP CORE PLUS.................       1.35%       B          $  8.35        1,599
EQ/LARGE CAP CORE PLUS.................       1.40%       B          $  8.31        2,676
EQ/LARGE CAP CORE PLUS.................       1.50%       B          $ 10.71        1,069
EQ/LARGE CAP CORE PLUS.................       1.55%       B          $  8.17        2,683
EQ/LARGE CAP CORE PLUS.................       1.60%       B          $  8.12        3,499
EQ/LARGE CAP CORE PLUS.................       1.65%       B          $ 10.61        1,676
EQ/LARGE CAP CORE PLUS.................       1.70%       B          $  8.03          367
EQ/LARGE CAP CORE PLUS.................       1.80%       B          $  7.94           33
EQ/LARGE CAP CORE PLUS.................       1.90%       B          $  7.86            2

EQ/LARGE CAP GROWTH INDEX..............       1.30%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.55%       A          $ 10.39           --
EQ/LARGE CAP GROWTH INDEX..............       1.65%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       1.70%       A          $ 10.38           --
EQ/LARGE CAP GROWTH INDEX..............       0.50%       B          $  7.28           --
EQ/LARGE CAP GROWTH INDEX..............       0.95%       B          $  6.93           29
EQ/LARGE CAP GROWTH INDEX..............       1.20%       B          $  6.75        3,809
EQ/LARGE CAP GROWTH INDEX..............       1.25%       B          $ 11.77        2,408
EQ/LARGE CAP GROWTH INDEX..............       1.30%       B          $ 11.71        1,648
EQ/LARGE CAP GROWTH INDEX..............       1.35%       B          $  6.64        3,463
EQ/LARGE CAP GROWTH INDEX..............       1.40%       B          $  6.60        5,711
EQ/LARGE CAP GROWTH INDEX..............       1.50%       B          $ 11.58        3,111
EQ/LARGE CAP GROWTH INDEX..............       1.55%       B          $  6.50        7,663
EQ/LARGE CAP GROWTH INDEX..............       1.60%       B          $  6.46        6,521
EQ/LARGE CAP GROWTH INDEX..............       1.65%       B          $ 11.47        4,165
EQ/LARGE CAP GROWTH INDEX..............       1.70%       B          $  6.39        1,047
EQ/LARGE CAP GROWTH INDEX..............       1.80%       B          $  6.32           51
EQ/LARGE CAP GROWTH INDEX..............       1.90%       B          $  6.26           26

EQ/LARGE CAP GROWTH PLUS...............       1.30%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.55%       A          $ 10.28           --
EQ/LARGE CAP GROWTH PLUS...............       1.65%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       1.70%       A          $ 10.27           --
EQ/LARGE CAP GROWTH PLUS...............       0.50%       B          $ 15.55           --
EQ/LARGE CAP GROWTH PLUS...............       0.95%       B          $ 14.68           12
EQ/LARGE CAP GROWTH PLUS...............       1.20%       B          $ 14.22        1,109
EQ/LARGE CAP GROWTH PLUS...............       1.25%       B          $ 12.11        1,512
EQ/LARGE CAP GROWTH PLUS...............       1.30%       B          $ 12.04        1,863
EQ/LARGE CAP GROWTH PLUS...............       1.35%       B          $ 13.95        3,051

                                     FSA-31

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LARGE CAP GROWTH PLUS................       1.40%       B          $ 13.86        1,713
EQ/LARGE CAP GROWTH PLUS................       1.50%       B          $ 11.92        2,551
EQ/LARGE CAP GROWTH PLUS................       1.55%       B          $ 13.60        3,016
EQ/LARGE CAP GROWTH PLUS................       1.60%       B          $ 13.51        1,897
EQ/LARGE CAP GROWTH PLUS................       1.65%       B          $ 11.81        2,475
EQ/LARGE CAP GROWTH PLUS................       1.70%       B          $ 13.34          249
EQ/LARGE CAP GROWTH PLUS................       1.80%       B          $ 13.17            5
EQ/LARGE CAP GROWTH PLUS................       1.90%       B          $ 13.00            1

EQ/LARGE CAP VALUE INDEX................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.55%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.65%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       1.70%       A          $ 10.24           --
EQ/LARGE CAP VALUE INDEX................       0.50%       B          $  5.42           --
EQ/LARGE CAP VALUE INDEX................       0.95%       B          $  5.31           --
EQ/LARGE CAP VALUE INDEX................       1.20%       B          $  5.26          382
EQ/LARGE CAP VALUE INDEX................       1.25%       B          $  5.25        2,221
EQ/LARGE CAP VALUE INDEX................       1.30%       B          $  5.24        2,573
EQ/LARGE CAP VALUE INDEX................       1.35%       B          $  5.30          136
EQ/LARGE CAP VALUE INDEX................       1.40%       B          $  5.21          695
EQ/LARGE CAP VALUE INDEX................       1.50%       B          $  5.19        3,152
EQ/LARGE CAP VALUE INDEX................       1.55%       B          $  5.18        2,425
EQ/LARGE CAP VALUE INDEX................       1.60%       B          $  5.17          341
EQ/LARGE CAP VALUE INDEX................       1.65%       B          $  5.16        6,971
EQ/LARGE CAP VALUE INDEX................       1.70%       B          $  5.15          868
EQ/LARGE CAP VALUE INDEX................       1.80%       B          $  5.12           --
EQ/LARGE CAP VALUE INDEX................       1.90%       B          $  5.10           --

EQ/LARGE CAP VALUE PLUS.................       1.30%       A          $ 10.24           --
EQ/LARGE CAP VALUE PLUS.................       1.55%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.65%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       1.70%       A          $ 10.23           --
EQ/LARGE CAP VALUE PLUS.................       0.50%       B          $ 12.44           --
EQ/LARGE CAP VALUE PLUS.................       0.95%       B          $ 11.78           26
EQ/LARGE CAP VALUE PLUS.................       1.20%       B          $ 11.43       13,118
EQ/LARGE CAP VALUE PLUS.................       1.25%       B          $  9.60       15,428
EQ/LARGE CAP VALUE PLUS.................       1.30%       B          $  9.54        5,376
EQ/LARGE CAP VALUE PLUS.................       1.35%       B          $ 11.22        3,670
EQ/LARGE CAP VALUE PLUS.................       1.40%       B          $ 11.16       19,583
EQ/LARGE CAP VALUE PLUS.................       1.50%       B          $  9.45       22,628
EQ/LARGE CAP VALUE PLUS.................       1.55%       B          $ 10.95        7,574
EQ/LARGE CAP VALUE PLUS.................       1.60%       B          $ 10.89        9,238
EQ/LARGE CAP VALUE PLUS.................       1.65%       B          $  9.36       15,820
EQ/LARGE CAP VALUE PLUS.................       1.70%       B          $ 10.76        2,313
EQ/LARGE CAP VALUE PLUS.................       1.80%       B          $ 10.63          115
EQ/LARGE CAP VALUE PLUS.................       1.90%       B          $ 10.50           22

EQ/LORD ABBETT GROWTH AND INCOME........       0.50%       B          $  9.49           --
EQ/LORD ABBETT GROWTH AND INCOME........       0.95%       B          $  9.29           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.20%       B          $  9.18          306
EQ/LORD ABBETT GROWTH AND INCOME........       1.25%       B          $  9.16        1,631
EQ/LORD ABBETT GROWTH AND INCOME........       1.30%       B          $  9.18        1,771
EQ/LORD ABBETT GROWTH AND INCOME........       1.35%       B          $  9.12          205
EQ/LORD ABBETT GROWTH AND INCOME........       1.40%       B          $  9.10          511
EQ/LORD ABBETT GROWTH AND INCOME........       1.50%       B          $  9.06        1,813
EQ/LORD ABBETT GROWTH AND INCOME........       1.55%       B          $  9.03        1,759
EQ/LORD ABBETT GROWTH AND INCOME........       1.60%       B          $  9.01          235
EQ/LORD ABBETT GROWTH AND INCOME........       1.65%       B          $  8.99        4,379

                                     FSA-32

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                     Units
                                            Contract                              Outstanding
                                             charges   Share Class   Unit Value     (000s)
                                           ---------- ------------- ------------ ------------
EQ/LORD ABBETT GROWTH AND INCOME........       1.70%       B          $  8.97          344
EQ/LORD ABBETT GROWTH AND INCOME........       1.80%       B          $  8.93           --
EQ/LORD ABBETT GROWTH AND INCOME........       1.90%       B          $  8.89           --

EQ/LORD ABBETT LARGE CAP CORE...........       0.50%       B          $ 11.25           --
EQ/LORD ABBETT LARGE CAP CORE...........       0.95%       B          $ 11.01           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.20%       B          $ 10.88          532
EQ/LORD ABBETT LARGE CAP CORE...........       1.25%       B          $ 10.86        1,427
EQ/LORD ABBETT LARGE CAP CORE...........       1.30%       B          $ 10.91        2,462
EQ/LORD ABBETT LARGE CAP CORE...........       1.35%       B          $ 10.81          265
EQ/LORD ABBETT LARGE CAP CORE...........       1.40%       B          $ 10.78        1,042
EQ/LORD ABBETT LARGE CAP CORE...........       1.50%       B          $ 10.73        1,881
EQ/LORD ABBETT LARGE CAP CORE...........       1.55%       B          $ 10.71        2,041
EQ/LORD ABBETT LARGE CAP CORE...........       1.60%       B          $ 10.68          241
EQ/LORD ABBETT LARGE CAP CORE...........       1.65%       B          $ 10.66        4,065
EQ/LORD ABBETT LARGE CAP CORE...........       1.70%       B          $ 10.63          455
EQ/LORD ABBETT LARGE CAP CORE...........       1.80%       B          $ 10.58           --
EQ/LORD ABBETT LARGE CAP CORE...........       1.90%       B          $ 10.53            1

EQ/MID CAP INDEX........................       1.30%       A          $ 10.51           --
EQ/MID CAP INDEX........................       1.55%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.65%       A          $ 10.50           --
EQ/MID CAP INDEX........................       1.70%       A          $ 10.50           --
EQ/MID CAP INDEX........................       0.50%       B          $  9.99           --
EQ/MID CAP INDEX........................       0.95%       B          $  9.57           24
EQ/MID CAP INDEX........................       1.20%       B          $  9.35        7,234
EQ/MID CAP INDEX........................       1.25%       B          $ 10.81        7,651
EQ/MID CAP INDEX........................       1.30%       B          $ 10.76        5,325
EQ/MID CAP INDEX........................       1.35%       B          $  9.22          861
EQ/MID CAP INDEX........................       1.40%       B          $  9.17        9,656
EQ/MID CAP INDEX........................       1.50%       B          $ 10.64       10,281
EQ/MID CAP INDEX........................       1.55%       B          $  9.04        7,799
EQ/MID CAP INDEX........................       1.60%       B          $  9.00        4,410
EQ/MID CAP INDEX........................       1.65%       B          $ 10.54       10,675
EQ/MID CAP INDEX........................       1.70%       B          $  8.92        1,781
EQ/MID CAP INDEX........................       1.80%       B          $  8.83           27
EQ/MID CAP INDEX........................       1.90%       B          $  8.75            3

EQ/MID CAP VALUE PLUS...................       1.30%       A          $ 10.51           --
EQ/MID CAP VALUE PLUS...................       1.55%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.65%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       1.70%       A          $ 10.50           --
EQ/MID CAP VALUE PLUS...................       0.50%       B          $ 15.18           --
EQ/MID CAP VALUE PLUS...................       0.95%       B          $ 14.33            8
EQ/MID CAP VALUE PLUS...................       1.20%       B          $ 13.88        5,762
EQ/MID CAP VALUE PLUS...................       1.25%       B          $ 12.22       12,503
EQ/MID CAP VALUE PLUS...................       1.30%       B          $ 12.15        9,184
EQ/MID CAP VALUE PLUS...................       1.35%       B          $ 13.61          838
EQ/MID CAP VALUE PLUS...................       1.40%       B          $ 13.53        8,652
EQ/MID CAP VALUE PLUS...................       1.50%       B          $ 12.03       17,862
EQ/MID CAP VALUE PLUS...................       1.55%       B          $ 13.27        8,258
EQ/MID CAP VALUE PLUS...................       1.60%       B          $ 13.18        3,462
EQ/MID CAP VALUE PLUS...................       1.65%       B          $ 11.92       19,394
EQ/MID CAP VALUE PLUS...................       1.70%       B          $ 13.01        2,158
EQ/MID CAP VALUE PLUS...................       1.80%       B          $ 12.85           31
EQ/MID CAP VALUE PLUS...................       1.90%       B          $ 12.68           10

                                     FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                Units
                                       Contract                              Outstanding
                                        charges   Share Class   Unit Value     (000s)
                                      ---------- ------------- ------------ ------------
EQ/MONEY MARKET....................       1.30%       A          $  9.99           11
EQ/MONEY MARKET....................       1.55%       A          $  9.98           11
EQ/MONEY MARKET....................       1.65%       A          $  9.98           --
EQ/MONEY MARKET....................       1.70%       A          $  9.98           --
EQ/MONEY MARKET....................       0.00%       B          $ 44.43           15
EQ/MONEY MARKET....................       0.50%       B          $ 38.52           --
EQ/MONEY MARKET....................       0.95%       B          $ 33.86            1
EQ/MONEY MARKET....................       1.15%       B          $ 11.20           50
EQ/MONEY MARKET....................       1.15%       B          $ 31.97           30
EQ/MONEY MARKET....................       1.20%       B          $ 31.51        1,674
EQ/MONEY MARKET....................       1.25%       B          $ 10.69        5,685
EQ/MONEY MARKET....................       1.30%       B          $ 10.53        8,092
EQ/MONEY MARKET....................       1.35%       B          $ 30.18        1,654
EQ/MONEY MARKET....................       1.40%       B          $ 29.75        2,902
EQ/MONEY MARKET....................       1.50%       B          $ 10.52       12,105
EQ/MONEY MARKET....................       1.55%       B          $ 28.48        3,955
EQ/MONEY MARKET....................       1.55%       B          $ 31.78        1,514
EQ/MONEY MARKET....................       1.60%       B          $ 28.08        2,814
EQ/MONEY MARKET....................       1.65%       B          $ 10.42       19,098
EQ/MONEY MARKET....................       1.70%       B          $ 27.28        1,227
EQ/MONEY MARKET....................       1.70%       B          $ 31.71          141
EQ/MONEY MARKET....................       1.80%       B          $ 26.50            6
EQ/MONEY MARKET....................       1.90%       B          $ 25.74            5

EQ/MONTAG & CALDWELL GROWTH........       1.30%       A          $ 10.28           --
EQ/MONTAG & CALDWELL GROWTH........       1.55%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       1.65%       A          $ 10.27            1
EQ/MONTAG & CALDWELL GROWTH........       1.70%       A          $ 10.27           --
EQ/MONTAG & CALDWELL GROWTH........       0.50%       B          $  5.45           --
EQ/MONTAG & CALDWELL GROWTH........       0.95%       B          $  5.18           --
EQ/MONTAG & CALDWELL GROWTH........       1.20%       B          $  5.04        1,701
EQ/MONTAG & CALDWELL GROWTH........       1.25%       B          $  5.01        3,417
EQ/MONTAG & CALDWELL GROWTH........       1.30%       B          $  2.00        9,924
EQ/MONTAG & CALDWELL GROWTH........       1.35%       B          $  4.96          460
EQ/MONTAG & CALDWELL GROWTH........       1.40%       B          $  4.93        3,761
EQ/MONTAG & CALDWELL GROWTH........       1.50%       B          $  4.87        6,278
EQ/MONTAG & CALDWELL GROWTH........       1.55%       B          $  4.85        6,055
EQ/MONTAG & CALDWELL GROWTH........       1.60%       B          $  4.82        1,089
EQ/MONTAG & CALDWELL GROWTH........       1.65%       B          $  4.79        7,498
EQ/MONTAG & CALDWELL GROWTH........       1.70%       B          $  4.77        1,099
EQ/MONTAG & CALDWELL GROWTH........       1.80%       B          $  4.71           13
EQ/MONTAG & CALDWELL GROWTH........       1.90%       B          $  4.66            1

EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.65%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       1.70%       A          $ 10.24           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.50%       B          $  8.33           --
EQ/MUTUAL LARGE CAP EQUITY.........       0.95%       B          $  8.20            4
EQ/MUTUAL LARGE CAP EQUITY.........       1.20%       B          $  8.14          848
EQ/MUTUAL LARGE CAP EQUITY.........       1.25%       B          $  8.12        2,571
EQ/MUTUAL LARGE CAP EQUITY.........       1.30%       B          $  8.11        5,808
EQ/MUTUAL LARGE CAP EQUITY.........       1.35%       B          $  8.09          173
EQ/MUTUAL LARGE CAP EQUITY.........       1.40%       B          $  8.08        1,104
EQ/MUTUAL LARGE CAP EQUITY.........       1.50%       B          $  8.05        2,182
EQ/MUTUAL LARGE CAP EQUITY.........       1.55%       B          $  8.04        3,613
EQ/MUTUAL LARGE CAP EQUITY.........       1.60%       B          $  8.03          450

                                     FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                               Units
                                      Contract                              Outstanding
                                       charges   Share Class   Unit Value     (000s)
                                     ---------- ------------- ------------ ------------
EQ/MUTUAL LARGE CAP EQUITY........       1.65%       B          $  8.01       11,439
EQ/MUTUAL LARGE CAP EQUITY........       1.70%       B          $  8.00        1,402
EQ/MUTUAL LARGE CAP EQUITY........       1.80%       B          $  7.97            1
EQ/MUTUAL LARGE CAP EQUITY........       1.90%       B          $  7.95           --

EQ/OPPENHEIMER GLOBAL.............       1.30%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.55%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       1.65%       A          $ 10.18            1
EQ/OPPENHEIMER GLOBAL.............       1.70%       A          $ 10.18           --
EQ/OPPENHEIMER GLOBAL.............       0.50%       B          $  9.51           --
EQ/OPPENHEIMER GLOBAL.............       0.95%       B          $  9.37           --
EQ/OPPENHEIMER GLOBAL.............       1.20%       B          $  9.29          496
EQ/OPPENHEIMER GLOBAL.............       1.25%       B          $  9.28        1,377
EQ/OPPENHEIMER GLOBAL.............       1.30%       B          $  9.26        3,449
EQ/OPPENHEIMER GLOBAL.............       1.35%       B          $  9.25          187
EQ/OPPENHEIMER GLOBAL.............       1.40%       B          $  9.23          930
EQ/OPPENHEIMER GLOBAL.............       1.50%       B          $  9.20        1,615
EQ/OPPENHEIMER GLOBAL.............       1.55%       B          $  9.18        3,094
EQ/OPPENHEIMER GLOBAL.............       1.60%       B          $  9.17          301
EQ/OPPENHEIMER GLOBAL.............       1.65%       B          $  9.15        5,394
EQ/OPPENHEIMER GLOBAL.............       1.70%       B          $  9.14          860
EQ/OPPENHEIMER GLOBAL.............       1.80%       B          $  9.11           --
EQ/OPPENHEIMER GLOBAL.............       1.90%       B          $  9.08           --

EQ/PIMCO ULTRA SHORT BOND.........       1.30%       A          $  9.99            6
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       A          $  9.98            3
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       A          $  9.98           --
EQ/PIMCO ULTRA SHORT BOND.........       0.50%       B          $ 11.36           --
EQ/PIMCO ULTRA SHORT BOND.........       0.95%       B          $ 11.12           --
EQ/PIMCO ULTRA SHORT BOND.........       1.20%       B          $ 10.99        4,278
EQ/PIMCO ULTRA SHORT BOND.........       1.25%       B          $ 10.96       12,957
EQ/PIMCO ULTRA SHORT BOND.........       1.30%       B          $  9.54       18,851
EQ/PIMCO ULTRA SHORT BOND.........       1.35%       B          $ 10.91        1,795
EQ/PIMCO ULTRA SHORT BOND.........       1.40%       B          $ 10.89        8,807
EQ/PIMCO ULTRA SHORT BOND.........       1.50%       B          $ 10.83       20,961
EQ/PIMCO ULTRA SHORT BOND.........       1.55%       B          $ 10.81       17,971
EQ/PIMCO ULTRA SHORT BOND.........       1.60%       B          $ 10.78        3,688
EQ/PIMCO ULTRA SHORT BOND.........       1.65%       B          $ 10.76       39,919
EQ/PIMCO ULTRA SHORT BOND.........       1.70%       B          $ 10.73        3,673
EQ/PIMCO ULTRA SHORT BOND.........       1.80%       B          $ 10.68           25
EQ/PIMCO ULTRA SHORT BOND.........       1.90%       B          $ 10.63           21

EQ/QUALITY BOND PLUS..............       0.50%       B          $ 18.73           --
EQ/QUALITY BOND PLUS..............       0.95%       B          $ 17.40            2
EQ/QUALITY BOND PLUS..............       1.20%       B          $ 16.70        2,934
EQ/QUALITY BOND PLUS..............       1.25%       B          $ 10.78        5,975
EQ/QUALITY BOND PLUS..............       1.30%       B          $ 10.69        4,912
EQ/QUALITY BOND PLUS..............       1.35%       B          $ 16.29          425
EQ/QUALITY BOND PLUS..............       1.40%       B          $ 16.16        5,096
EQ/QUALITY BOND PLUS..............       1.50%       B          $ 10.61        9,223
EQ/QUALITY BOND PLUS..............       1.55%       B          $ 15.77        3,756
EQ/QUALITY BOND PLUS..............       1.60%       B          $ 15.64        1,604
EQ/QUALITY BOND PLUS..............       1.65%       B          $ 10.51        9,834
EQ/QUALITY BOND PLUS..............       1.70%       B          $ 15.38        1,133
EQ/QUALITY BOND PLUS..............       1.80%       B          $ 15.13            4
EQ/QUALITY BOND PLUS..............       1.90%       B          $ 14.88            8

                                     FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                  Units
                                         Contract                              Outstanding
                                          charges   Share Class   Unit Value     (000s)
                                        ---------- ------------- ------------ ------------
EQ/SMALL COMPANY INDEX...............       1.30%       A          $ 10.76            1
EQ/SMALL COMPANY INDEX...............       1.55%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.65%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       1.70%       A          $ 10.76           --
EQ/SMALL COMPANY INDEX...............       0.50%       B          $ 14.88           --
EQ/SMALL COMPANY INDEX...............       0.95%       B          $ 14.09            6
EQ/SMALL COMPANY INDEX...............       1.20%       B          $ 13.67        2,399
EQ/SMALL COMPANY INDEX...............       1.25%       B          $ 11.72        3,897
EQ/SMALL COMPANY INDEX...............       1.30%       B          $ 11.64        4,873
EQ/SMALL COMPANY INDEX...............       1.35%       B          $ 13.42          864
EQ/SMALL COMPANY INDEX...............       1.40%       B          $ 13.34        3,860
EQ/SMALL COMPANY INDEX...............       1.50%       B          $ 11.53        5,543
EQ/SMALL COMPANY INDEX...............       1.55%       B          $ 13.10        4,503
EQ/SMALL COMPANY INDEX...............       1.60%       B          $ 13.02        1,522
EQ/SMALL COMPANY INDEX...............       1.65%       B          $ 11.42        7,505
EQ/SMALL COMPANY INDEX...............       1.70%       B          $ 12.86        1,024
EQ/SMALL COMPANY INDEX...............       1.80%       B          $ 12.70           12
EQ/SMALL COMPANY INDEX...............       1.90%       B          $ 12.55            3

EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       A          $ 10.35            3
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       A          $ 10.35           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       A          $ 10.34           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.50%       B          $ 16.84           --
EQ/T. ROWE PRICE GROWTH STOCK........       0.95%       B          $ 15.28            4
EQ/T. ROWE PRICE GROWTH STOCK........       1.20%       B          $ 14.47        1,513
EQ/T. ROWE PRICE GROWTH STOCK........       1.25%       B          $ 14.32        2,034
EQ/T. ROWE PRICE GROWTH STOCK........       1.30%       B          $  5.42        7,194
EQ/T. ROWE PRICE GROWTH STOCK........       1.35%       B          $ 14.01          419
EQ/T. ROWE PRICE GROWTH STOCK........       1.40%       B          $ 13.86        2,357
EQ/T. ROWE PRICE GROWTH STOCK........       1.50%       B          $ 13.56        3,312
EQ/T. ROWE PRICE GROWTH STOCK........       1.55%       B          $ 13.41        3,402
EQ/T. ROWE PRICE GROWTH STOCK........       1.60%       B          $ 13.27        1,232
EQ/T. ROWE PRICE GROWTH STOCK........       1.65%       B          $ 13.12        5,286
EQ/T. ROWE PRICE GROWTH STOCK........       1.70%       B          $ 12.98          610
EQ/T. ROWE PRICE GROWTH STOCK........       1.80%       B          $ 12.70           12
EQ/T. ROWE PRICE GROWTH STOCK........       1.90%       B          $ 12.43           11

EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       A          $ 10.17           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.50%       B          $  8.35           --
EQ/TEMPLETON GLOBAL EQUITY...........       0.95%       B          $  8.22            1
EQ/TEMPLETON GLOBAL EQUITY...........       1.20%       B          $  8.15          503
EQ/TEMPLETON GLOBAL EQUITY...........       1.25%       B          $  8.14        1,698
EQ/TEMPLETON GLOBAL EQUITY...........       1.30%       B          $  8.13        5,026
EQ/TEMPLETON GLOBAL EQUITY...........       1.35%       B          $  8.11          165
EQ/TEMPLETON GLOBAL EQUITY...........       1.40%       B          $  8.10          757
EQ/TEMPLETON GLOBAL EQUITY...........       1.50%       B          $  8.07        1,721
EQ/TEMPLETON GLOBAL EQUITY...........       1.55%       B          $  8.06        3,207
EQ/TEMPLETON GLOBAL EQUITY...........       1.60%       B          $  8.04          355
EQ/TEMPLETON GLOBAL EQUITY...........       1.65%       B          $  8.03        8,585
EQ/TEMPLETON GLOBAL EQUITY...........       1.70%       B          $  8.02          735
EQ/TEMPLETON GLOBAL EQUITY...........       1.80%       B          $  7.99            2
EQ/TEMPLETON GLOBAL EQUITY...........       1.90%       B          $  7.96           --

                                     FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
EQ/UBS GROWTH AND INCOME....................       0.50%       B          $  5.30           --
EQ/UBS GROWTH AND INCOME....................       0.95%       B          $  5.04           --
EQ/UBS GROWTH AND INCOME....................       1.20%       B          $  4.90          340
EQ/UBS GROWTH AND INCOME....................       1.25%       B          $  4.88        1,716
EQ/UBS GROWTH AND INCOME....................       1.30%       B          $  1.90        4,312
EQ/UBS GROWTH AND INCOME....................       1.35%       B          $  4.82           80
EQ/UBS GROWTH AND INCOME....................       1.40%       B          $  4.79          639
EQ/UBS GROWTH AND INCOME....................       1.50%       B          $  4.74        3,231
EQ/UBS GROWTH AND INCOME....................       1.55%       B          $  4.71        2,496
EQ/UBS GROWTH AND INCOME....................       1.60%       B          $  4.69          166
EQ/UBS GROWTH AND INCOME....................       1.65%       B          $  4.66        2,887
EQ/UBS GROWTH AND INCOME....................       1.70%       B          $  4.63          166
EQ/UBS GROWTH AND INCOME....................       1.80%       B          $  4.58           --
EQ/UBS GROWTH AND INCOME....................       1.90%       B          $  4.53           --

EQ/VAN KAMPEN COMSTOCK......................       1.30%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.55%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.65%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       1.70%       A          $ 10.21           --
EQ/VAN KAMPEN COMSTOCK......................       0.50%       B          $  9.41           --
EQ/VAN KAMPEN COMSTOCK......................       0.95%       B          $  9.21            1
EQ/VAN KAMPEN COMSTOCK......................       1.20%       B          $  9.10          361
EQ/VAN KAMPEN COMSTOCK......................       1.25%       B          $  9.08        3,717
EQ/VAN KAMPEN COMSTOCK......................       1.30%       B          $  9.06        2,994
EQ/VAN KAMPEN COMSTOCK......................       1.35%       B          $  9.04          202
EQ/VAN KAMPEN COMSTOCK......................       1.40%       B          $  9.01          694
EQ/VAN KAMPEN COMSTOCK......................       1.50%       B          $  8.97        3,068
EQ/VAN KAMPEN COMSTOCK......................       1.55%       B          $  8.95        2,153
EQ/VAN KAMPEN COMSTOCK......................       1.60%       B          $  8.93          427
EQ/VAN KAMPEN COMSTOCK......................       1.65%       B          $  8.91       10,345
EQ/VAN KAMPEN COMSTOCK......................       1.70%       B          $  8.89          490
EQ/VAN KAMPEN COMSTOCK......................       1.80%       B          $  8.85            2
EQ/VAN KAMPEN COMSTOCK......................       1.90%       B          $  8.80           --

EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       A          $ 10.21            2
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       A          $ 10.21            1
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       A          $ 10.20           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.50%       B          $ 13.50           --
EQ/VAN KAMPEN MID CAP GROWTH................       0.95%       B          $ 13.21            4
EQ/VAN KAMPEN MID CAP GROWTH................       1.20%       B          $ 13.06        1,227
EQ/VAN KAMPEN MID CAP GROWTH................       1.25%       B          $ 13.03        3,700
EQ/VAN KAMPEN MID CAP GROWTH................       1.30%       B          $ 13.00        4,560
EQ/VAN KAMPEN MID CAP GROWTH................       1.35%       B          $ 12.97          470
EQ/VAN KAMPEN MID CAP GROWTH................       1.40%       B          $ 12.94        2,331
EQ/VAN KAMPEN MID CAP GROWTH................       1.50%       B          $ 12.87        4,827
EQ/VAN KAMPEN MID CAP GROWTH................       1.55%       B          $ 12.84        5,105
EQ/VAN KAMPEN MID CAP GROWTH................       1.60%       B          $ 12.81          511
EQ/VAN KAMPEN MID CAP GROWTH................       1.65%       B          $ 12.78        7,909
EQ/VAN KAMPEN MID CAP GROWTH................       1.70%       B          $ 12.75          885
EQ/VAN KAMPEN MID CAP GROWTH................       1.80%       B          $ 12.69           --
EQ/VAN KAMPEN MID CAP GROWTH................       1.90%       B          $ 12.63           --

FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.30%       B          $ 10.37            1
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.55%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.65%       B          $ 10.37           --
FIDELITY(R) VIP CONTRAFUND PORTFOLIO........       1.70%       B          $ 10.37            1

                                     FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                                        Units
                                                               Contract                              Outstanding
                                                                charges   Share Class   Unit Value     (000s)
                                                              ---------- ------------- ------------ ------------
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.30%       B          $ 10.17          1
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.55%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.65%       B          $ 10.17         --
FIDELITY(R) VIP MID CAP PORTFOLIO..........................       1.70%       B          $ 10.17         --

FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.30%       B          $ 10.14          2
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.55%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.65%       B          $ 10.13         --
FIDELITY(R) VIP STRATEGIC INCOME PORTFOLIO.................       1.70%       B          $ 10.13         --

FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.30%       B          $ 10.15          5
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.55%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.65%       B          $ 10.15         --
FRANKLIN STRATEGIC INCOME SECURITIES FUND..................       1.70%       B          $ 10.15         --

GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.30%       B          $ 10.48         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.55%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.65%       B          $ 10.47         --
GOLDMAN SACHS VIT MID CAP VALUE FUND.......................       1.70%       B          $ 10.47         --

IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.30%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.55%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.65%       B          $ 10.15         --
IVY FUNDS VIP DIVIDEND OPPORTUNITIES.......................       1.70%       B          $ 10.15          1

IVY FUNDS VIP ENERGY.......................................       1.30%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.55%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.65%       B          $ 10.32         --
IVY FUNDS VIP ENERGY.......................................       1.70%       B          $ 10.32         --

IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.30%       B          $ 10.35          6
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.55%       B          $ 10.35         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.65%       B          $ 10.34         --
IVY FUNDS VIP GLOBAL NATURAL RESOURCES.....................       1.70%       B          $ 10.34          1

IVY FUNDS VIP HIGH INCOME..................................       1.30%       B          $ 10.30          2
IVY FUNDS VIP HIGH INCOME..................................       1.55%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.65%       B          $ 10.29         --
IVY FUNDS VIP HIGH INCOME..................................       1.70%       B          $ 10.29         --

IVY FUNDS VIP MID CAP GROWTH...............................       1.30%       B          $ 10.43         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.55%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.65%       B          $ 10.42         --
IVY FUNDS VIP MID CAP GROWTH...............................       1.70%       B          $ 10.42          2

IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.30%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.55%       B          $ 10.62         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.65%       B          $ 10.61         --
IVY FUNDS VIP SCIENCE AND TECHNOLOGY.......................       1.70%       B          $ 10.61         --

IVY FUNDS VIP SMALL CAP GROWTH.............................       1.30%       B          $ 10.57         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.55%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.65%       B          $ 10.56         --
IVY FUNDS VIP SMALL CAP GROWTH.............................       1.70%       B          $ 10.56         --

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.30%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.55%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.65%       B          $ 10.21         --
LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO........       1.70%       B          $ 10.21          2

                                     FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                         Units
                                                Contract                              Outstanding
                                                 charges   Share Class   Unit Value     (000s)
                                               ---------- ------------- ------------ ------------
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.30%       B          $ 10.09           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.55%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.65%       B          $ 10.08           --
MFS(R) INTERNATIONAL VALUE PORTFOLIO........       1.70%       B          $ 10.08           --

MULTIMANAGER AGGRESSIVE EQUITY..............       0.50%       B          $ 57.33           --
MULTIMANAGER AGGRESSIVE EQUITY..............       0.95%       B          $ 51.43            1
MULTIMANAGER AGGRESSIVE EQUITY..............       1.20%       B          $ 48.41          665
MULTIMANAGER AGGRESSIVE EQUITY..............       1.25%       B          $ 10.29        3,811
MULTIMANAGER AGGRESSIVE EQUITY..............       1.30%       B          $ 10.16        2,900
MULTIMANAGER AGGRESSIVE EQUITY..............       1.35%       B          $ 46.68          317
MULTIMANAGER AGGRESSIVE EQUITY..............       1.40%       B          $ 46.12          984
MULTIMANAGER AGGRESSIVE EQUITY..............       1.50%       B          $ 10.13        6,121
MULTIMANAGER AGGRESSIVE EQUITY..............       1.55%       B          $ 44.47          764
MULTIMANAGER AGGRESSIVE EQUITY..............       1.60%       B          $ 43.93          370
MULTIMANAGER AGGRESSIVE EQUITY..............       1.65%       B          $ 10.03        5,825
MULTIMANAGER AGGRESSIVE EQUITY..............       1.70%       B          $ 42.88          144
MULTIMANAGER AGGRESSIVE EQUITY..............       1.80%       B          $ 41.84            3
MULTIMANAGER AGGRESSIVE EQUITY..............       1.90%       B          $ 40.84           --

MULTIMANAGER CORE BOND......................       0.50%       B          $ 13.95           --
MULTIMANAGER CORE BOND......................       0.95%       B          $ 13.45           --
MULTIMANAGER CORE BOND......................       1.20%       B          $ 13.18        7,850
MULTIMANAGER CORE BOND......................       1.25%       B          $ 12.21        7,470
MULTIMANAGER CORE BOND......................       1.30%       B          $ 12.20        8,726
MULTIMANAGER CORE BOND......................       1.35%       B          $ 13.02          834
MULTIMANAGER CORE BOND......................       1.40%       B          $ 12.97       13,028
MULTIMANAGER CORE BOND......................       1.50%       B          $ 12.01       11,182
MULTIMANAGER CORE BOND......................       1.55%       B          $ 12.81        7,487
MULTIMANAGER CORE BOND......................       1.60%       B          $ 12.76        4,407
MULTIMANAGER CORE BOND......................       1.65%       B          $ 11.90       19,288
MULTIMANAGER CORE BOND......................       1.70%       B          $ 12.66        3,238
MULTIMANAGER CORE BOND......................       1.80%       B          $ 12.55           15
MULTIMANAGER CORE BOND......................       1.90%       B          $ 12.45            3

MULTIMANAGER INTERNATIONAL EQUITY...........       0.50%       B          $ 13.43           --
MULTIMANAGER INTERNATIONAL EQUITY...........       0.95%       B          $ 12.95           --
MULTIMANAGER INTERNATIONAL EQUITY...........       1.20%       B          $ 12.69        2,645
MULTIMANAGER INTERNATIONAL EQUITY...........       1.25%       B          $ 13.71        3,660
MULTIMANAGER INTERNATIONAL EQUITY...........       1.30%       B          $ 13.65        3,873
MULTIMANAGER INTERNATIONAL EQUITY...........       1.35%       B          $ 12.53          439
MULTIMANAGER INTERNATIONAL EQUITY...........       1.40%       B          $ 12.48        4,149
MULTIMANAGER INTERNATIONAL EQUITY...........       1.50%       B          $ 13.49        5,445
MULTIMANAGER INTERNATIONAL EQUITY...........       1.55%       B          $ 12.33        4,312
MULTIMANAGER INTERNATIONAL EQUITY...........       1.60%       B          $ 12.28        1,474
MULTIMANAGER INTERNATIONAL EQUITY...........       1.65%       B          $ 13.36        8,035
MULTIMANAGER INTERNATIONAL EQUITY...........       1.70%       B          $ 12.18          967
MULTIMANAGER INTERNATIONAL EQUITY...........       1.80%       B          $ 12.08            9
MULTIMANAGER INTERNATIONAL EQUITY...........       1.90%       B          $ 11.99            1

MULTIMANAGER LARGE CAP CORE EQUITY..........       0.50%       B          $ 10.67           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       0.95%       B          $ 10.29           --
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.20%       B          $ 10.08        1,573
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.25%       B          $ 10.99          905
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.30%       B          $ 10.94          759
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.35%       B          $  9.96          166
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.40%       B          $  9.92        2,854
MULTIMANAGER LARGE CAP CORE EQUITY..........       1.50%       B          $ 10.81        1,611

                                     FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                       Units
                                              Contract                              Outstanding
                                               charges   Share Class   Unit Value     (000s)
                                             ---------- ------------- ------------ ------------
MULTIMANAGER LARGE CAP CORE EQUITY........       1.55%       B          $  9.80        1,086
MULTIMANAGER LARGE CAP CORE EQUITY........       1.60%       B          $  9.76          922
MULTIMANAGER LARGE CAP CORE EQUITY........       1.65%       B          $ 10.71        2,563
MULTIMANAGER LARGE CAP CORE EQUITY........       1.70%       B          $  9.68          452
MULTIMANAGER LARGE CAP CORE EQUITY........       1.80%       B          $  9.60            2
MULTIMANAGER LARGE CAP CORE EQUITY........       1.90%       B          $  9.52           --

MULTIMANAGER LARGE CAP GROWTH.............       0.50%       B          $  8.22           --
MULTIMANAGER LARGE CAP GROWTH.............       0.95%       B          $  7.93           --
MULTIMANAGER LARGE CAP GROWTH.............       1.20%       B          $  7.77        3,233
MULTIMANAGER LARGE CAP GROWTH.............       1.25%       B          $  9.24        2,381
MULTIMANAGER LARGE CAP GROWTH.............       1.30%       B          $  9.21        1,451
MULTIMANAGER LARGE CAP GROWTH.............       1.35%       B          $  7.68          357
MULTIMANAGER LARGE CAP GROWTH.............       1.40%       B          $  7.64        5,891
MULTIMANAGER LARGE CAP GROWTH.............       1.50%       B          $  9.10        3,437
MULTIMANAGER LARGE CAP GROWTH.............       1.55%       B          $  7.55        1,893
MULTIMANAGER LARGE CAP GROWTH.............       1.60%       B          $  7.52        2,237
MULTIMANAGER LARGE CAP GROWTH.............       1.65%       B          $  9.01        3,935
MULTIMANAGER LARGE CAP GROWTH.............       1.70%       B          $  7.46          747
MULTIMANAGER LARGE CAP GROWTH.............       1.80%       B          $  7.40           36
MULTIMANAGER LARGE CAP GROWTH.............       1.90%       B          $  7.34            3

MULTIMANAGER LARGE CAP VALUE..............       0.50%       B          $ 11.76           --
MULTIMANAGER LARGE CAP VALUE..............       0.95%       B          $ 11.34           16
MULTIMANAGER LARGE CAP VALUE..............       1.20%       B          $ 11.11        3,376
MULTIMANAGER LARGE CAP VALUE..............       1.25%       B          $ 11.97        3,372
MULTIMANAGER LARGE CAP VALUE..............       1.30%       B          $ 11.92        3,180
MULTIMANAGER LARGE CAP VALUE..............       1.35%       B          $ 10.98          384
MULTIMANAGER LARGE CAP VALUE..............       1.40%       B          $ 10.93        5,614
MULTIMANAGER LARGE CAP VALUE..............       1.50%       B          $ 11.78        5,400
MULTIMANAGER LARGE CAP VALUE..............       1.55%       B          $ 10.80        3,315
MULTIMANAGER LARGE CAP VALUE..............       1.60%       B          $ 10.76        2,160
MULTIMANAGER LARGE CAP VALUE..............       1.65%       B          $ 11.67        6,264
MULTIMANAGER LARGE CAP VALUE..............       1.70%       B          $ 10.67          860
MULTIMANAGER LARGE CAP VALUE..............       1.80%       B          $ 10.58           32
MULTIMANAGER LARGE CAP VALUE..............       1.90%       B          $ 10.50            3

MULTIMANAGER MID CAP GROWTH...............       0.50%       B          $ 10.06           --
MULTIMANAGER MID CAP GROWTH...............       0.95%       B          $  9.70            1
MULTIMANAGER MID CAP GROWTH...............       1.20%       B          $  9.51        4,099
MULTIMANAGER MID CAP GROWTH...............       1.25%       B          $ 11.61        2,493
MULTIMANAGER MID CAP GROWTH...............       1.30%       B          $ 11.57        1,900
MULTIMANAGER MID CAP GROWTH...............       1.35%       B          $  9.39          367
MULTIMANAGER MID CAP GROWTH...............       1.40%       B          $  9.35        6,425
MULTIMANAGER MID CAP GROWTH...............       1.50%       B          $ 11.43        3,637
MULTIMANAGER MID CAP GROWTH...............       1.55%       B          $  9.24        2,357
MULTIMANAGER MID CAP GROWTH...............       1.60%       B          $  9.20        2,263
MULTIMANAGER MID CAP GROWTH...............       1.65%       B          $ 11.32        4,627
MULTIMANAGER MID CAP GROWTH...............       1.70%       B          $  9.13          810
MULTIMANAGER MID CAP GROWTH...............       1.80%       B          $  9.05           10
MULTIMANAGER MID CAP GROWTH...............       1.90%       B          $  8.98            2

MULTIMANAGER MID CAP VALUE................       0.50%       B          $ 13.24           --
MULTIMANAGER MID CAP VALUE................       0.95%       B          $ 12.77            2
MULTIMANAGER MID CAP VALUE................       1.20%       B          $ 12.52        3,037
MULTIMANAGER MID CAP VALUE................       1.25%       B          $ 13.39        2,352
MULTIMANAGER MID CAP VALUE................       1.30%       B          $ 13.34        2,341
MULTIMANAGER MID CAP VALUE................       1.35%       B          $ 12.37          352

                                     FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2009


                                                                                   Units
                                          Contract                              Outstanding
                                           charges   Share Class   Unit Value     (000s)
                                         ---------- ------------- ------------ ------------
MULTIMANAGER MID CAP VALUE............       1.40%       B          $ 12.32        5,142
MULTIMANAGER MID CAP VALUE............       1.50%       B          $ 13.18        3,723
MULTIMANAGER MID CAP VALUE............       1.55%       B          $ 12.17        2,667
MULTIMANAGER MID CAP VALUE............       1.60%       B          $ 12.12        1,844
MULTIMANAGER MID CAP VALUE............       1.65%       B          $ 13.06        4,569
MULTIMANAGER MID CAP VALUE............       1.70%       B          $ 12.02          803
MULTIMANAGER MID CAP VALUE............       1.80%       B          $ 11.92           10
MULTIMANAGER MID CAP VALUE............       1.90%       B          $ 11.82            1

MULTIMANAGER MULTI-SECTOR BOND........       0.50%       B          $ 32.86           --
MULTIMANAGER MULTI-SECTOR BOND........       0.95%       B          $ 29.61            3
MULTIMANAGER MULTI-SECTOR BOND........       1.20%       B          $ 27.94        2,255
MULTIMANAGER MULTI-SECTOR BOND........       1.25%       B          $ 10.47        5,696
MULTIMANAGER MULTI-SECTOR BOND........       1.30%       B          $ 10.34        3,205
MULTIMANAGER MULTI-SECTOR BOND........       1.35%       B          $ 26.98        1,101
MULTIMANAGER MULTI-SECTOR BOND........       1.40%       B          $ 26.67        3,644
MULTIMANAGER MULTI-SECTOR BOND........       1.50%       B          $ 10.30        9,334
MULTIMANAGER MULTI-SECTOR BOND........       1.55%       B          $ 25.75        1,890
MULTIMANAGER MULTI-SECTOR BOND........       1.60%       B          $ 25.45        1,854
MULTIMANAGER MULTI-SECTOR BOND........       1.65%       B          $ 10.21        8,522
MULTIMANAGER MULTI-SECTOR BOND........       1.70%       B          $ 24.86          663
MULTIMANAGER MULTI-SECTOR BOND........       1.80%       B          $ 24.29           10
MULTIMANAGER MULTI-SECTOR BOND........       1.90%       B          $ 23.72           --

MULTIMANAGER SMALL CAP GROWTH.........       0.50%       B          $  7.50           --
MULTIMANAGER SMALL CAP GROWTH.........       0.95%       B          $  7.13            1
MULTIMANAGER SMALL CAP GROWTH.........       1.20%       B          $  6.93          736
MULTIMANAGER SMALL CAP GROWTH.........       1.25%       B          $  6.89        3,951
MULTIMANAGER SMALL CAP GROWTH.........       1.30%       B          $  3.95        7,492
MULTIMANAGER SMALL CAP GROWTH.........       1.35%       B          $  6.82          366
MULTIMANAGER SMALL CAP GROWTH.........       1.40%       B          $  6.78        1,675
MULTIMANAGER SMALL CAP GROWTH.........       1.50%       B          $  6.70        5,666
MULTIMANAGER SMALL CAP GROWTH.........       1.55%       B          $  6.66        4,460
MULTIMANAGER SMALL CAP GROWTH.........       1.60%       B          $  6.63          322
MULTIMANAGER SMALL CAP GROWTH.........       1.65%       B          $  6.59        7,464
MULTIMANAGER SMALL CAP GROWTH.........       1.70%       B          $  6.55          786
MULTIMANAGER SMALL CAP GROWTH.........       1.80%       B          $  6.48            1
MULTIMANAGER SMALL CAP GROWTH.........       1.90%       B          $  6.41           --

MULTIMANAGER SMALL CAP VALUE..........       0.50%       B          $ 14.82           --
MULTIMANAGER SMALL CAP VALUE..........       0.95%       B          $ 14.04            5
MULTIMANAGER SMALL CAP VALUE..........       1.20%       B          $ 13.62        3,946
MULTIMANAGER SMALL CAP VALUE..........       1.25%       B          $ 10.23        5,478
MULTIMANAGER SMALL CAP VALUE..........       1.30%       B          $ 10.17        1,415
MULTIMANAGER SMALL CAP VALUE..........       1.35%       B          $ 13.37        1,914
MULTIMANAGER SMALL CAP VALUE..........       1.40%       B          $ 13.29        5,208
MULTIMANAGER SMALL CAP VALUE..........       1.50%       B          $ 10.07        7,062
MULTIMANAGER SMALL CAP VALUE..........       1.55%       B          $ 13.05        1,909
MULTIMANAGER SMALL CAP VALUE..........       1.60%       B          $ 12.97        2,646
MULTIMANAGER SMALL CAP VALUE..........       1.65%       B          $  9.97        6,164
MULTIMANAGER SMALL CAP VALUE..........       1.70%       B          $ 12.81          586
MULTIMANAGER SMALL CAP VALUE..........       1.80%       B          $ 12.66           29
MULTIMANAGER SMALL CAP VALUE..........       1.90%       B          $ 12.50            6

MULTIMANAGER TECHNOLOGY...............       0.50%       B          $ 10.80           --
MULTIMANAGER TECHNOLOGY...............       0.95%       B          $ 10.42           21
MULTIMANAGER TECHNOLOGY...............       1.20%       B          $ 10.21        2,254
MULTIMANAGER TECHNOLOGY...............       1.25%       B          $ 11.89        2,741

                                     FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF ASSETS AND LIABILITIES (Concluded)

DECEMBER 31, 2009


                                                                                                                   Units
                                                                          Contract                              Outstanding
                                                                           charges   Share Class   Unit Value     (000s)
                                                                         ---------- ------------- ------------ ------------
MULTIMANAGER TECHNOLOGY...............................................       1.30%       B           $ 11.84        3,012
MULTIMANAGER TECHNOLOGY...............................................       1.35%       B           $ 10.08          657
MULTIMANAGER TECHNOLOGY...............................................       1.40%       B           $ 10.04        5,089
MULTIMANAGER TECHNOLOGY...............................................       1.50%       B           $ 11.70        5,807
MULTIMANAGER TECHNOLOGY...............................................       1.55%       B           $  9.92        5,240
MULTIMANAGER TECHNOLOGY...............................................       1.60%       B           $  9.88        2,062
MULTIMANAGER TECHNOLOGY...............................................       1.65%       B           $ 11.59        5,856
MULTIMANAGER TECHNOLOGY...............................................       1.70%       B           $  9.80          766
MULTIMANAGER TECHNOLOGY...............................................       1.80%       B           $  9.72            8
MULTIMANAGER TECHNOLOGY...............................................       1.90%       B           $  9.64           --

PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.30%       B           $ 10.05           10
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.55%       B           $ 10.05           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.65%       B           $ 10.04           --
PIMCO VARIABLE INSURANCE TRUST EMERGING MARKETS BOND PORTFOLIO........       1.70%       B           $ 10.04           --

PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.30%       B           $  9.98            6
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.65%       B           $  9.97            1
PIMCO VARIABLE INSURANCE TRUST REAL RETURN STRATEGY PORTFOLIO.........       1.70%       B           $  9.97           --

PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.30%       B           $  9.98            8
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.55%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.65%       B           $  9.98           --
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.................       1.70%       B           $  9.98           --

PROFUND VP BEAR.......................................................       1.30%       B           $  9.67            1
PROFUND VP BEAR.......................................................       1.55%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.65%       B           $  9.66           --
PROFUND VP BEAR.......................................................       1.70%       B           $  9.66           --

PROFUND VP BIOTECHNOLOGY..............................................       1.30%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.55%       B           $ 10.09           --
PROFUND VP BIOTECHNOLOGY..............................................       1.65%       B           $ 10.08           --
PROFUND VP BIOTECHNOLOGY..............................................       1.70%       B           $ 10.08           --

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.30%       B           $ 10.30            2
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.55%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.65%       B           $ 10.29           --
TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........................       1.70%       B           $ 10.29           --

TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.30%       B           $ 10.05            3
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.55%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.65%       B           $ 10.05           --
TEMPLETON GLOBAL BOND SECURITIES FUND.................................       1.70%       B           $ 10.05           --

VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.30%       B           $ 10.30            1
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.55%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.65%       B           $ 10.30           --
VAN ECK WORLDWIDE HARD ASSETS FUND....................................       1.70%       B           $ 10.30           --

The accompanying notes are an integral part of these financial statements.

                                     FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          AIM V.I.          AIM V.I.
                                                        GLOBAL REAL       MID CAP CORE
                                                      ESTATE FUND (b)   EQUITY FUND (b)
                                                     ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --
                                                           ---               ---
Net Investment Income (Loss)........................        (1)               --
                                                           ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --
  Realized gain distribution from The Trusts........        --                --
                                                           ---               ---
 Net realized gain (loss)...........................        --                --
                                                           ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        10                (5)
                                                           ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        10                (5)
                                                           ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $ 9               $(5)
                                                           ===               ===



                                                                       AMERICAN CENTURY
                                                         ALL ASSET        VP MID CAP       AXA AGGRESSIVE   AXA BALANCED
                                                      ALLOCATION (b)    VALUE FUND (b)       ALLOCATION     STRATEGY (a)
                                                     ---------------- ------------------ ----------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $222             $  3          $    24,943,454   $  955,033
 Expenses:
  Less: Asset-based charges.........................         --               --               37,645,648      274,554
                                                           ----             ----          ---------------   ----------
Net Investment Income (Loss)........................        222                3              (12,702,194)     680,479
                                                           ----             ----          ---------------   ----------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         --               --             (240,538,810)     133,154
  Realized gain distribution from The Trusts........        150               --              302,440,732      402,748
                                                           ----             ----          ---------------   ----------
 Net realized gain (loss)...........................        150               --               61,901,922      535,902
                                                           ----             ----          ---------------   ----------
 Change in unrealized appreciation
  (depreciation) of investments.....................        196              (11)             553,620,619      754,528
                                                           ----             ----          ---------------   ----------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        346              (11)             615,522,541    1,290,430
                                                           ----             ----          ---------------   ----------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $568             $ (8)         $   602,820,347   $1,970,909
                                                           ====             ====          ===============   ==========

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      AXA CONSERVATIVE    AXA CONSERVATIVE
                                                         ALLOCATION     GROWTH STRATEGY (a)
                                                     ----------------- ---------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $  39,941,016          $674,279
 Expenses:
  Less: Asset-based charges.........................      25,302,597           158,101
                                                       -------------          --------
Net Investment Income (Loss)........................      14,638,419           516,178
                                                       -------------          --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (81,086,045)           53,032
  Realized gain distribution from The Trusts........      57,869,672           191,333
                                                       -------------          --------
 Net realized gain (loss)...........................     (23,216,373)          244,365
                                                       -------------          --------
 Change in unrealized appreciation
  (depreciation) of investments.....................     157,791,510            82,731
                                                       -------------          --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................     134,575,137           327,096
                                                       -------------          --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $ 149,213,556          $843,274
                                                       =============          ========



                                                      AXA CONSERVATIVE   AXA CONSERVATIVE-PLUS    AXA GROWTH      AXA MODERATE
                                                        STRATEGY (a)           ALLOCATION        STRATEGY (a)      ALLOCATION
                                                     ------------------ ----------------------- -------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $   508,923          $  29,240,776        $1,341,180    $    90,223,488
 Expenses:
  Less: Asset-based charges.........................         96,731             22,188,793           570,687         92,907,433
                                                        -----------          -------------        ----------    ---------------
Net Investment Income (Loss)........................        412,192              7,051,983           770,493         (2,683,945)
                                                        -----------          -------------        ----------    ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............         29,126            (63,650,130)          112,546       (139,165,511)
  Realized gain distribution from The Trusts........         57,470             93,204,788           842,474        447,853,874
                                                        -----------          -------------        ----------    ---------------
 Net realized gain (loss)...........................         86,596             29,554,658           955,020        308,688,363
                                                        -----------          -------------        ----------    ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       (299,450)           156,537,422         3,895,194        647,151,022
                                                        -----------          -------------        ----------    ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (212,854)           186,092,080         4,850,214        955,839,385
                                                        -----------          -------------        ----------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   199,338          $ 193,144,063        $5,620,707    $   953,155,440
                                                        ===========          =============        ==========    ===============

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        AXA MODERATE    AXA MODERATE-PLUS      AXA TACTICAL
                                                      GROWTH STRATEGY       ALLOCATION      MANAGER 2000 I (b)
                                                     ----------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $1,821,625      $  124,893,351           $   165
 Expenses:
  Less: Asset-based charges.........................        647,902         137,883,194                17
                                                         ----------      --------------           -------
Net Investment Income (Loss)........................      1,173,723         (12,989,843)              148
                                                         ----------      --------------           -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        121,596        (284,668,833)               --
  Realized gain distribution from The Trusts........      1,079,585         845,085,854                --
                                                         ----------      --------------           -------
 Net realized gain (loss)...........................      1,201,181         560,417,021                --
                                                         ----------      --------------           -------
 Change in unrealized appreciation
  (depreciation) of investments.....................      3,128,717       1,232,444,209            34,067
                                                         ----------      --------------           -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      4,329,898       1,792,861,230            34,067
                                                         ----------      --------------           -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $5,503,621      $1,779,871,387           $34,215
                                                         ==========      ==============           =======



                                                                                                 AXA TACTICAL
                                                         AXA TACTICAL        AXA TACTICAL           MANAGER
                                                      MANAGER 400 I (b)   MANAGER 500 I (b)   INTERNATIONAL I (b)
                                                     ------------------- ------------------- --------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $   217             $   580              $   811
 Expenses:
  Less: Asset-based charges.........................            16                  46                   33
                                                           -------             -------              -------
Net Investment Income (Loss)........................           201                 534                  778
                                                           -------             -------              -------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --                  --                   --
  Realized gain distribution from The Trusts........            --                  --                  715
                                                           -------             -------              -------
 Net realized gain (loss)...........................            --                  --                  715
                                                           -------             -------              -------
 Change in unrealized appreciation
  (depreciation) of investments.....................        36,489              32,885               25,574
                                                           -------             -------              -------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        36,489              32,885               26,289
                                                           -------             -------              -------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $36,690             $33,419              $27,067
                                                           =======             =======              =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 8, 2009.
(b) Units were made available for sale on December 14, 2009.

                                     FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          BLACKROCK GLOBAL       EQ/ALLIANCEBERNSTEIN
                                                      ALLOCATION V.I. FUND (b)       INTERNATIONAL
                                                     -------------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $  1,139              $  14,874,002
 Expenses:
  Less: Asset-based charges.........................                60                  9,183,006
                                                              --------              -------------
Net Investment Income (Loss)........................             1,079                  5,690,996
                                                              --------              -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............                --                (91,509,083)
  Realized gain distribution from The Trusts........                --                         --
                                                              --------              -------------
 Net realized gain (loss)...........................                --                (91,509,083)
                                                              --------              -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................            (2,268)               232,468,311
                                                              --------              -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            (2,268)               140,959,228
                                                              --------              -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $ (1,189)             $ 146,650,224
                                                              ========              =============



                                                                             EQ/AXA FRANKLIN   EQ/BLACKROCK     EQ/BLACKROCK
                                                      EQ/ALLIANCEBERNSTEIN      SMALL CAP       BASIC VALUE     INTERNATIONAL
                                                        SMALL CAP GROWTH       VALUE CORE         EQUITY            VALUE
                                                     ---------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................     $       52,070      $      849,949   $  16,463,074    $  13,245,128
 Expenses:
  Less: Asset-based charges.........................          4,362,202           1,234,568       8,708,356        9,362,483
                                                         --------------      --------------   -------------    -------------
Net Investment Income (Loss)........................         (4,310,132)           (384,619)      7,754,718        3,882,645
                                                         --------------      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
  Realized gain distribution from The Trusts........                 --                  --              --               --
                                                         --------------      --------------   -------------    -------------
 Net realized gain (loss)...........................        (34,343,729)        (17,913,800)    (35,090,646)     (48,807,629)
                                                         --------------      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        128,581,249          38,569,835     189,036,589      208,617,978
                                                         --------------      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         94,237,520          20,656,035     153,945,943      159,810,349
                                                         --------------      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................     $   89,927,388      $   20,271,416   $ 161,700,661    $ 163,692,994
                                                         ==============      ==============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      EQ/BOSTON ADVISORS       EQ/CALVERT
                                                        EQUITY INCOME     SOCIALLY RESPONSIBLE
                                                     ------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $    4,197,605         $     95,516
 Expenses:
  Less: Asset-based charges.........................        2,417,840              569,706
                                                       --------------         ------------
Net Investment Income (Loss)........................        1,779,765             (474,190)
                                                       --------------         ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,947,444)          (3,614,940)
  Realized gain distribution from The Trusts........               --                   --
                                                       --------------         ------------
 Net realized gain (loss)...........................      (25,947,444)          (3,614,940)
                                                       --------------         ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       43,864,420           14,488,579
                                                       --------------         ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       17,916,976           10,873,639
                                                       --------------         ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   19,696,741         $ 10,399,449
                                                       ==============         ============



                                                         EQ/CAPITAL         EQ/CAPITAL         EQ/COMMON         EQ/CORE
                                                      GUARDIAN GROWTH   GUARDIAN RESEARCH     STOCK INDEX      BOND INDEX
                                                     ----------------- ------------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      941,431      $   8,849,078     $  11,775,585    $   23,670,565
 Expenses:
  Less: Asset-based charges.........................       4,266,378         11,228,995         9,474,270        13,198,765
                                                      --------------      -------------     -------------    --------------
Net Investment Income (Loss)........................      (3,324,947)        (2,379,917)        2,301,315        10,471,800
                                                      --------------      -------------     -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
  Realized gain distribution from The Trusts........              --                 --                --                --
                                                      --------------      -------------     -------------    --------------
 Net realized gain (loss)...........................     (17,504,333)       (36,538,854)      (47,722,505)      (41,741,742)
                                                      --------------      -------------     -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     101,412,213        244,976,815       205,511,015        36,863,152
                                                      --------------      -------------     -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      83,907,880        208,437,961       157,788,510        (4,878,590)
                                                      --------------      -------------     -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   80,582,933      $ 206,058,044     $ 160,089,825    $    5,593,210
                                                      ==============      =============     =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/DAVIS NEW       EQ/EQUITY       EQ/EQUITY
                                                       YORK VENTURE       500 INDEX      GROWTH PLUS
                                                     ---------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    4,804,192   $  19,314,221    $  10,018,475
 Expenses:
  Less: Asset-based charges.........................       4,163,759      14,402,511       17,281,651
                                                      --------------   -------------    -------------
Net Investment Income (Loss)........................         640,433       4,911,710       (7,263,176)
                                                      --------------   -------------    -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (26,279,448)    (61,649,990)     (52,280,543)
  Realized gain distribution from The Trusts........              --       2,819,074               --
                                                      --------------   -------------    -------------
 Net realized gain (loss)...........................     (26,279,448)    (58,830,916)     (52,280,543)
                                                      --------------   -------------    -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     105,138,412     280,996,890      342,994,624
                                                      --------------   -------------    -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      78,858,964     222,165,974      290,714,081
                                                      --------------   -------------    -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   79,499,397   $ 227,077,684    $ 283,450,905
                                                      ==============   =============    =============



                                                      EQ/EVERGREEN    EQ/FRANKLIN        EQ/FRANKLIN
                                                          OMEGA      CORE BALANCED   TEMPLETON ALLOCATION
                                                     -------------- --------------- ---------------------
Income and Expenses:
 nvestment Income:
  Dividends from The Trusts.........................  $    367,028   $  29,692,576      $  28,150,298
 Expenses:
  Less: Asset-based charges.........................     2,788,468       7,552,501         17,410,196
                                                      ------------   -------------      -------------
Net Investment Income (Loss)........................    (2,421,440)     22,140,075         10,740,102
                                                      ------------   -------------      -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (9,138,410)    (41,977,203)       (68,257,655)
  Realized gain distribution from The Trusts........            --              --                 --
                                                      ------------   -------------      -------------
 Net realized gain (loss)...........................    (9,138,410)    (41,977,203)       (68,257,655)
                                                      ------------   -------------      -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    77,956,029     149,692,792        343,049,903
                                                      ------------   -------------      -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    68,817,619     107,715,589        274,792,248
                                                      ------------   -------------      -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 66,396,179   $ 129,855,664      $ 285,532,350
                                                      ============   =============      =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        EQ/GAMCO        EQ/GAMCO
                                                       MERGERS AND   SMALL COMPANY      EQ/GLOBAL
                                                      ACQUISITIONS       VALUE          BOND PLUS
                                                     -------------- --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $         --   $   2,150,947   $    3,158,091
 Expenses:
  Less: Asset-based charges.........................     1,793,681       7,200,981        5,863,255
                                                      ------------   -------------   --------------
Net Investment Income (Loss)........................    (1,793,681)     (5,050,034)      (2,705,164)
                                                      ------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............    (6,400,132)    (22,466,131)     (24,770,624)
  Realized gain distribution from The Trusts........       633,260              --        1,452,885
                                                      ------------   -------------   --------------
 Net realized gain (loss)...........................    (5,766,872)    (22,466,131)     (23,317,739)
                                                      ------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................    24,311,739     198,092,476       26,152,690
                                                      ------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................    18,544,867     175,626,345        2,834,951
                                                      ------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ 16,751,186   $ 170,576,311   $      129,787
                                                      ============   =============   ==============



                                                         EQ/GLOBAL      EQ/INTERMEDIATE
                                                        MULTI-SECTOR       GOVERNMENT     EQ/INTERNATIONAL
                                                           EQUITY          BOND INDEX        CORE PLUS
                                                     ----------------- ----------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    11,860,644    $   3,890,176     $  19,900,816
 Expenses:
  Less: Asset-based charges.........................       13,199,182        5,727,293         9,391,428
                                                      ---------------    -------------     -------------
Net Investment Income (Loss)........................       (1,338,538)      (1,837,117)       10,509,388
                                                      ---------------    -------------     -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (134,958,138)      (5,818,927)      (46,621,982)
  Realized gain distribution from The Trusts........               --               --                --
                                                      ---------------    -------------     -------------
 Net realized gain (loss)...........................     (134,958,138)      (5,818,927)      (46,621,982)
                                                      ---------------    -------------     -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      486,494,355       (7,140,455)      225,338,883
                                                      ---------------    -------------     -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      351,536,217      (12,959,382)      178,716,901
                                                      ---------------    -------------     -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   350,197,679    $ (14,796,499)    $ 189,226,289
                                                      ===============    =============     =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                             EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF        GROWTH
                                                     ---------------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $164,334         $    2,631,249
 Expenses:
  Less: Asset-based charges.........................             --               3,082,517
                                                            --------         --------------
Net Investment Income (Loss)........................         164,334               (451,268)
                                                            --------         --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............              (1)           (26,477,852)
  Realized gain distribution from The Trusts........          64,866                      --
                                                            --------         --------------
 Net realized gain (loss)...........................          64,865            (26,477,852)
                                                            --------         --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................         151,754             92,760,178
                                                            --------         --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         216,619             66,282,326
                                                            --------         --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $380,953         $   65,831,058
                                                            ========         ==============



                                                          EQ/JPMORGAN        EQ/LARGE CAP     EQ/LARGE CAP     EQ/LARGE CAP
                                                      VALUE OPPORTUNITIES      CORE PLUS      GROWTH INDEX      GROWTH PLUS
                                                     --------------------- ---------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................    $    3,232,082      $    5,940,298   $    5,727,643   $    2,794,843
 Expenses:
  Less: Asset-based charges.........................         3,134,261           1,993,377        3,961,684        3,117,800
                                                        --------------      --------------   --------------   --------------
Net Investment Income (Loss)........................            97,821           3,946,921        1,765,959         (322,957)
                                                        --------------      --------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
  Realized gain distribution from The Trusts........                --                  --               --               --
                                                        --------------      --------------   --------------   --------------
 Net realized gain (loss)...........................       (29,711,065)        (15,412,420)     (13,310,399)     (12,614,811)
                                                        --------------      --------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        89,134,293          42,870,315      100,800,552       75,552,967
                                                        --------------      --------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        59,423,228          27,457,895       87,490,153       62,938,156
                                                        --------------      --------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................    $   59,521,049      $   31,404,816   $   89,256,112   $   62,615,199
                                                        ==============      ==============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       EQ/LARGE CAP      EQ/LARGE CAP
                                                        VALUE INDEX       VALUE PLUS
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    8,096,912   $    22,859,653
 Expenses:
  Less: Asset-based charges.........................       1,323,688        15,381,569
                                                      --------------   ---------------
Net Investment Income (Loss)........................       6,773,224         7,478,084
                                                      --------------   ---------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (27,527,716)     (116,190,615)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------   ---------------
 Net realized gain (loss)...........................     (27,527,716)     (116,190,615)
                                                      --------------   ---------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      38,402,053       296,761,284
                                                      --------------   ---------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      10,874,337       180,570,669
                                                      --------------   ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   17,647,561   $   188,048,753
                                                      ==============   ===============



                                                        EQ/LORD ABBETT    EQ/LORD ABBETT     EQ/MID CAP       EQ/MID CAP
                                                      GROWTH AND INCOME   LARGE CAP CORE       INDEX          VALUE PLUS
                                                     ------------------- ---------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      745,579     $      826,605   $   6,039,641   $   10,163,157
 Expenses:
  Less: Asset-based charges.........................        1,513,052          1,808,040       8,081,652        8,797,350
                                                       --------------     --------------   -------------   --------------
Net Investment Income (Loss)........................         (767,473)          (981,435)     (2,042,011)       1,365,807
                                                       --------------     --------------   -------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
  Realized gain distribution from The Trusts........               --                 --              --               --
                                                       --------------     --------------   -------------   --------------
 Net realized gain (loss)...........................      (12,823,244)       (10,046,237)    (76,754,441)    (124,353,745)
                                                       --------------     --------------   -------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       31,280,658         41,151,180     249,782,270       36,575,607
                                                       --------------     --------------   -------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       18,457,414         31,104,943     173,027,829      (87,778,138)
                                                       --------------     --------------   -------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   17,689,941     $   30,123,508   $ 170,985,818   $  (86,412,331)
                                                       ==============     ==============   =============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/MONEY        EQ/MONTAG &
                                                          MARKET       CALDWELL GROWTH
                                                     ---------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           8    $      591,270
 Expenses:
  Less: Asset-based charges.........................     18,440,074         2,302,593
                                                      -------------    --------------
Net Investment Income (Loss)........................    (18,440,066)       (1,711,323)
                                                      -------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       (233,096)      (14,655,162)
  Realized gain distribution from The Trusts........             --                --
                                                      -------------    --------------
 Net realized gain (loss)...........................       (233,096)      (14,655,162)
                                                      -------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................        156,107        55,673,036
                                                      -------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        (76,989)       41,017,874
                                                      -------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $ (18,517,055)   $   39,306,551
                                                      =============    ==============



                                                          EQ/MUTUAL      EQ/OPPENHEIMER       EQ/PIMCO         EQ/QUALITY
                                                      LARGE CAP EQUITY       GLOBAL       ULTRA SHORT BOND      BOND PLUS
                                                     ------------------ ---------------- ------------------ ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      391,798    $      788,883    $   13,313,175    $   15,246,409
 Expenses:
  Less: Asset-based charges.........................        3,229,718         1,788,395        17,043,301         5,629,440
                                                       --------------    --------------    --------------    --------------
Net Investment Income (Loss)........................       (2,837,920)         (999,512)       (3,730,126)        9,616,969
                                                       --------------    --------------    --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (25,424,474)      (12,845,925)      (38,359,983)      (16,834,854)
  Realized gain distribution from The Trusts........               --                --         2,829,582                --
                                                       --------------    --------------    --------------    --------------
 Net realized gain (loss)...........................      (25,424,474)      (12,845,925)      (35,530,401)      (16,834,854)
                                                       --------------    --------------    --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       74,942,306        52,404,085        69,287,120        27,244,526
                                                       --------------    --------------    --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       49,517,832        39,558,160        33,756,719        10,409,672
                                                       --------------    --------------    --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $   46,679,912    $   38,558,648    $   30,026,593    $   20,026,641
                                                       ==============    ==============    ==============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                         EQ/SMALL      EQ/T. ROWE PRICE
                                                       COMPANY INDEX     GROWTH STOCK
                                                     ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    5,081,397    $           --
 Expenses:
  Less: Asset-based charges.........................       4,797,496         3,334,900
                                                      --------------    --------------
Net Investment Income (Loss)........................         283,901        (3,334,900)
                                                      --------------    --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (47,942,631)      (11,405,129)
  Realized gain distribution from The Trusts........              --                --
                                                      --------------    --------------
 Net realized gain (loss)...........................     (47,942,631)      (11,405,129)
                                                      --------------    --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     125,840,042        93,287,481
                                                      --------------    --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      77,897,411        81,882,352
                                                      --------------    --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   78,181,312    $   78,547,452
                                                      ==============    ==============



                                                       EQ/TEMPLETON          EQ/UBS         EQ/VAN KAMPEN   EQ/VAN KAMPEN
                                                       GLOBAL EQUITY   GROWTH AND INCOME      COMSTOCK      MID CAP GROWTH
                                                     ---------------- ------------------- ---------------- ---------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    2,398,888     $    448,409      $    2,724,014   $          --
 Expenses:
  Less: Asset-based charges.........................       2,416,588          784,997           2,854,892       4,344,315
                                                      --------------     ------------      --------------   -------------
Net Investment Income (Loss)........................         (17,700)        (336,588)           (130,878)     (4,344,315)
                                                      --------------     ------------      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
  Realized gain distribution from The Trusts........              --               --                  --              --
                                                      --------------     ------------      --------------   -------------
 Net realized gain (loss)...........................     (20,976,814)      (7,822,551)        (22,515,911)    (25,824,738)
                                                      --------------     ------------      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      62,319,576       22,719,844          68,993,230     155,347,475
                                                      --------------     ------------      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      41,342,762       14,897,293          46,477,319     129,522,737
                                                      --------------     ------------      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   41,325,062     $ 14,560,705      $   46,346,441   $ 125,178,422
                                                      ==============     ============      ==============   =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                      FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                        CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                       PORTFOLIO (b)    PORTFOLIO (b)      PORTFOLIO (b)
                                                     ---------------- ----------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................       $--               $--               $--
 Expenses:
  Less: Asset-based charges.........................         1                --                 2
                                                           ---               ---               ---
Net Investment Income (Loss)........................        (1)               --                (2)
                                                           ---               ---               ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............        --                --                --
  Realized gain distribution from The Trusts........        --                --                --
                                                           ---               ---               ---
 Net realized gain (loss)...........................        --                --                --
                                                           ---               ---               ---
 Change in unrealized appreciation
  (depreciation) of investments.....................        --                --                21
                                                           ---               ---               ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        --                --                21
                                                           ---               ---               ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................       $(1)              $--               $19
                                                           ===               ===               ===



                                                      FRANKLIN STRATEGIC    GOLDMAN SACHS     IVY FUNDS VIP
                                                       INCOME SECURITIES     VIT MID CAP        DIVIDEND
                                                           FUND (b)        VALUE FUND (b)   OPPORTUNITIES (b)
                                                     -------------------- ---------------- ------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $   --              $--              $ --
 Expenses:
  Less: Asset-based charges.........................            12               --                 1
                                                            ------              ---              ----
Net Investment Income (Loss)........................           (12)              --                (1)
                                                            ------              ---              ----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............            --               --                --
  Realized gain distribution from The Trusts........            --               --                --
                                                            ------              ---              ----
 Net realized gain (loss)...........................            --               --                --
                                                            ------              ---              ----
 Change in unrealized appreciation
  (depreciation) of investments.....................            58               (9)              (35)
                                                            ------              ---              ----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................            58               (9)              (35)
                                                            ------              ---              ----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $   46              $(9)             $(36)
                                                            ======              ===              ====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                       IVY FUNDS VIP
                                                      IVY FUNDS VIP   GLOBAL NATURAL
                                                        ENERGY (b)     RESOURCES (b)
                                                     --------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $--             $  --
 Expenses:
  Less: Asset-based charges.........................       --                 9
                                                          ---             -----
Net Investment Income (Loss)........................       --                (9)
                                                          ---             -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............       --                --
  Realized gain distribution from The Trusts........       --                --
                                                          ---             -----
 Net realized gain (loss)...........................       --                --
                                                          ---             -----
 Change in unrealized appreciation
  (depreciation) of investments.....................       (8)             (370)
                                                          ---             -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................       (8)             (370)
                                                          ---             -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $(8)            $(379)
                                                          ===             =====



                                                                        IVY FUNDS VIP   IVY FUNDS VIP
                                                       IVY FUNDS VIP       MID CAP       SCIENCE AND     IVY FUNDS VIP
                                                      HIGH INCOME (b)     GROWTH (b)      TECHNOLOGY    SMALL CAP GROWTH
                                                     ----------------- --------------- --------------- -----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................      $   --            $--             $--              $--
 Expenses:
  Less: Asset-based charges.........................          10              1               1               --
                                                          ------            ---             ---              ---
Net Investment Income (Loss)........................         (10)            (1)             (1)              --
                                                          ------            ---             ---              ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --             --              --               --
  Realized gain distribution from The Trusts........          --             --              --               --
                                                          ------            ---             ---              ---
 Net realized gain (loss)...........................          --             --              --               --
                                                          ------            ---             ---              ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         107             (8)              5               (8)
                                                          ------            ---             ---              ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................      $   97            $(9)            $ 4              $(8)
                                                          ======            ===             ===              ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                        LAZARD RETIREMENT
                                                        EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                      EQUITY PORTFOLIO (b)      VALUE PORTFOLIO
                                                     ---------------------- ----------------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................          $--                     $--
 Expenses:
  Less: Asset-based charges.........................            1                      --
                                                              ---                     ---
Net Investment Income (Loss)........................           (1)                     --
                                                              ---                     ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                      --
  Realized gain distribution from The Trusts........           --                      --
                                                              ---                     ---
 Net realized gain (loss)...........................           --                      --
                                                              ---                     ---
 Change in unrealized appreciation
  (depreciation) of investments.....................           --                      --
                                                              ---                     ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................           --                      --
                                                              ---                     ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................          $(1)                    $--
                                                              ===                     ===



                                                                                          MULTIMANAGER   MULTIMANAGER
                                                         MULTIMANAGER     MULTIMANAGER   INTERNATIONAL     LARGE CAP
                                                      AGGRESSIVE EQUITY     CORE BOND        EQUITY       CORE EQUITY
                                                     ------------------- -------------- --------------- --------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................   $      293,191     $ 32,241,641   $   6,317,243   $  1,610,653
 Expenses:
  Less: Asset-based charges.........................        2,083,221       13,183,060       5,787,849      1,586,744
                                                       --------------     ------------   -------------   ------------
Net Investment Income (Loss)........................       (1,790,030)      19,058,581         529,394         23,909
                                                       --------------     ------------   -------------   ------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............      (12,286,920)      (4,260,289)    (40,200,014)    (9,143,855)
  Realized gain distribution from The Trusts........               --        2,313,084              --             --
                                                       --------------     ------------   -------------   ------------
 Net realized gain (loss)...........................      (12,286,920)      (1,947,205)    (40,200,014)    (9,143,855)
                                                       --------------     ------------   -------------   ------------
 Change in unrealized appreciation
  (depreciation) of investments.....................       18,886,872       40,797,591     140,444,319     38,805,231
                                                       --------------     ------------   -------------   ------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................        6,599,952       38,850,386     100,244,305     29,661,376
                                                       --------------     ------------   -------------   ------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................   $    4,809,922     $ 57,908,967   $ 100,773,699   $ 29,685,285
                                                       ==============     ============   =============   ============

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER     MULTIMANAGER
                                                         LARGE CAP        LARGE CAP
                                                          GROWTH            VALUE
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $      289,497   $    6,343,595
 Expenses:
  Less: Asset-based charges.........................       2,638,304        5,111,962
                                                      --------------   --------------
Net Investment Income (Loss)........................      (2,348,807)       1,231,633
                                                      --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (20,651,082)     (46,653,561)
  Realized gain distribution from The Trusts........              --               --
                                                      --------------   --------------
 Net realized gain (loss)...........................     (20,651,082)     (46,653,561)
                                                      --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................      78,511,066      112,693,080
                                                      --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      57,859,984       66,039,519
                                                      --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   55,511,177   $   67,271,152
                                                      ==============   ==============



                                                       MULTIMANAGER                     MULTIMANAGER     MULTIMANAGER
                                                          MID CAP       MULTIMANAGER    MULTI-SECTOR       SMALL CAP
                                                          GROWTH       MID CAP VALUE        BOND            GROWTH
                                                     ---------------- --------------- ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $           --   $   8,551,261   $   25,191,451   $           --
 Expenses:
  Less: Asset-based charges.........................       3,614,543       4,033,814        7,997,328        2,370,794
                                                      --------------   -------------   --------------   --------------
Net Investment Income (Loss)........................      (3,614,543)      4,517,447       17,194,123       (2,370,794)
                                                      --------------   -------------   --------------   --------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
  Realized gain distribution from The Trusts........              --              --               --               --
                                                      --------------   -------------   --------------   --------------
 Net realized gain (loss)...........................     (25,660,047)    (35,769,543)     (63,176,365)     (23,652,038)
                                                      --------------   -------------   --------------   --------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     114,933,970     131,949,303       87,731,032       74,520,459
                                                      --------------   -------------   --------------   --------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      89,273,923      96,179,760       24,554,667       50,868,421
                                                      --------------   -------------   --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   85,659,380   $ 100,697,207   $   41,748,790   $   48,497,627
                                                      ==============   =============   ==============   ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                       MULTIMANAGER
                                                         SMALL CAP      MULTIMANAGER
                                                           VALUE         TECHNOLOGY
                                                     ---------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................  $    3,758,557   $          --
 Expenses:
  Less: Asset-based charges.........................       5,303,818       3,925,576
                                                      --------------   -------------
Net Investment Income (Loss)........................      (1,545,261)     (3,925,576)
                                                      --------------   -------------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............     (60,110,466)    (24,402,155)
  Realized gain distribution from The Trusts........              --              --
                                                      --------------   -------------
 Net realized gain (loss)...........................     (60,110,466)    (24,402,155)
                                                      --------------   -------------
 Change in unrealized appreciation
  (depreciation) of investments.....................     145,403,986     146,694,797
                                                      --------------   -------------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................      85,293,520     122,292,642
                                                      --------------   -------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................  $   83,748,259   $ 118,367,066
                                                      ==============   =============



                                                        PIMCO VARIABLE         PIMCO VARIABLE       PIMCO VARIABLE
                                                        INSURANCE TRUST        INSURANCE TRUST      INSURANCE TRUST
                                                       EMERGING MARKETS          REAL RETURN         TOTAL RETURN    PROFUND VP
                                                      BOND PORTFOLIO (b)   STRATEGY PORTFOLIO (b)    PORTFOLIO (b)    BEAR (b)
                                                     -------------------- ------------------------ ---------------- -----------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $  82                 $ --                   $ --           $--
 Expenses:
  Less: Asset-based charges.........................           18                    5                      6             2
                                                            -----                 ----                   ----           ---
Net Investment Income (Loss)........................           64                   (5)                    (6)           (2)
                                                            -----                 ----                   ----           ---
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............           --                   --                     --            --
  Realized gain distribution from The Trusts........           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Net realized gain (loss)...........................           --                    6                     15            --
                                                            -----                 ----                   ----           ---
 Change in unrealized appreciation
  (depreciation) of investments.....................         (162)                 (21)                   (46)           65
                                                            -----                 ----                   ----           ---
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (162)                 (15)                   (31)           65
                                                            -----                 ----                   ----           ---
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $ (98)                $(20)                  $(37)          $63
                                                            =====                 ====                   ====           ===

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF OPERATIONS (Concluded)

FOR THE YEAR ENDED DECEMBER 31, 2009


                                                          PROFUND VP      TARGET 2035   TARGET 2045
                                                      BIOTECHNOLOGY (b)    ALLOCATION    ALLOCATION
                                                     ------------------- ------------- -------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --            $ 32,204      $ 31,332
 Expenses:
  Less: Asset-based charges.........................           1                  --            --
                                                            ----            --------      --------
Net Investment Income (Loss)........................          (1)             32,204        31,332
                                                            ----            --------      --------
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                  --            --
  Realized gain distribution from The Trusts........          --               2,803         3,755
                                                            ----            --------      --------
 Net realized gain (loss)...........................          --               2,803         3,755
                                                            ----            --------      --------
 Change in unrealized appreciation
  (depreciation) of investments.....................         (35)            152,774       159,872
                                                            ----            --------      --------
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         (35)            155,577       163,627
                                                            ----            --------      --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $(36)           $187,781      $194,959
                                                            ====            ========      ========



                                                           TEMPLETON             TEMPLETON            VAN ECK
                                                       DEVELOPING MARKETS       GLOBAL BOND       WORLDWIDE HARD
                                                      SECURITIES FUND (b)   SECURITIES FUND (b)   ASSETS FUND (b)
                                                     --------------------- --------------------- ----------------
Income and Expenses:
 Investment Income:
  Dividends from The Trusts.........................        $ --                   $--                $  --
 Expenses:
  Less: Asset-based charges.........................           4                     3                    2
                                                            ----                   ---                -----
Net Investment Income (Loss)........................          (4)                   (3)                  (2)
                                                            ----                   ---                -----
Realized and Unrealized Gain (Loss) on
 Investments:
  Realized gain (loss) on investments...............          --                    --                   --
  Realized gain distribution from The Trusts........          --                    --                   --
                                                            ----                   ---                -----
 Net realized gain (loss)...........................          --                    --                   --
                                                            ----                   ---                -----
 Change in unrealized appreciation
  (depreciation) of investments.....................         174                    45                 (207)
                                                            ----                   ---                -----
Net Realized and Unrealized Gain (Loss) on
 Investments........................................         174                    45                 (207)
                                                            ----                   ---                -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations..........................        $170                   $42                $(209)
                                                            ====                   ===                =====

-------
The accompanying notes are an integral part of these financial statements.
(b) Units were made available for sale on December 14, 2009.


                                     FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                      AIM V.I. GLOBAL         AIM V.I. MID CAP
                                                   REAL ESTATE FUND* (b)   CORE EQUITY FUND* (b)
                                                  ----------------------- -----------------------
                                                            2009                    2009
                                                  ----------------------- -----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $ --
 Net realized gain (loss) on investments.........              --                    --
 Change in unrealized appreciation
  (depreciation) of investments..................              10                    (5)
                                                          -------                  ----
 Net Increase (decrease) in net assets from
  operations.....................................               9                    (5)
                                                          -------                  ----
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          11,500                   639
  Transfers between funds including
   guaranteed interest account, net..............              --                    --
  Transfers for contract benefits and
   terminations..................................              --                    --
  Contract maintenance charges...................              --                    --
                                                          -------                  ----
 Net increase (decrease) in net assets from
  contractowners transactions....................          11,500                   639
                                                          -------                  ----
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                    --
                                                          -------                  ----
Increase (Decrease) in Net Assets................          11,509                   634
Net Assets -- Beginning of Period................              --                    --
                                                          -------                  ----
Net Assets -- End of Period......................         $11,509                  $634
                                                          =======                  ====
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................              --                    --
                                                          =======                  ====
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               1                    --
 Redeemed........................................              --                    --
                                                          -------                  ----
 Net Increase (Decrease).........................               1                    --
                                                          =======                  ====



                                                      ALL ASSET       AMERICAN CENTURY VP      AXA AGGRESSIVE
                                                   ALLOCATION (b)   MID CAP VALUE FUND* (b)      ALLOCATION
                                                  ---------------- ------------------------- ------------------
                                                        2009                  2009                  2009
                                                  ---------------- ------------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   222               $  3              $  (12,702,194)
 Net realized gain (loss) on investments.........          150                 --                  61,901,922
 Change in unrealized appreciation
  (depreciation) of investments..................          196                (11)                553,620,619
                                                       -------               ----              --------------
 Net Increase (decrease) in net assets from
  operations.....................................          568                 (8)                602,820,347
                                                       -------               ----              --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           --                959                 223,542,346
  Transfers between funds including
   guaranteed interest account, net..............           --                 --                  13,000,917
  Transfers for contract benefits and
   terminations..................................           --                 --                 (85,123,342)
  Contract maintenance charges...................           --                 --                 (39,107,266)
                                                       -------               ----              --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           --                959                 112,312,655
                                                       -------               ----              --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         9,942                 --                     (46,646)
                                                       -------               ----              --------------
Increase (Decrease) in Net Assets................       10,510                951                 715,086,356
Net Assets -- Beginning of Period................           --                 --               2,198,631,703
                                                       -------               ----              --------------
Net Assets -- End of Period......................      $10,510               $951              $2,913,718,059
                                                       =======               ====              ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................           --                 --                           3
 Redeemed........................................           --                 --                          --
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                           3
                                                       =======               ====              ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           --                 --                      56,105
 Redeemed........................................           --                 --                     (41,587)
                                                       -------               ----              --------------
 Net Increase (Decrease).........................           --                 --                      14,518
                                                       =======               ====              ==============



                                                    AXA AGGRESSIVE
                                                      ALLOCATION
                                                  -------------------
                                                          2008
                                                  -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $       3,936,104
 Net realized gain (loss) on investments.........        131,282,366
 Change in unrealized appreciation
  (depreciation) of investments..................     (1,449,797,143)
                                                   -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     (1,314,578,673)
                                                   -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        779,016,877
  Transfers between funds including
   guaranteed interest account, net..............         75,436,777
  Transfers for contract benefits and
   terminations..................................        (99,788,750)
  Contract maintenance charges...................        (29,008,368)
                                                   -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        725,656,536
                                                   -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (405,768)
                                                   -----------------
Increase (Decrease) in Net Assets................       (589,327,905)
Net Assets -- Beginning of Period................      2,787,959,608
                                                   -----------------
Net Assets -- End of Period......................  $   2,198,631,703
                                                   =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                 --
 Redeemed........................................                 --
                                                   -----------------
 Net Increase (Decrease).........................                 --
                                                   =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................             87,524
 Redeemed........................................            (26,948)
                                                   -----------------
 Net Increase (Decrease).........................             60,576
                                                   =================

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                    AXA BALANCED            AXA CONSERVATIVE
                                                    STRATEGY (a)               ALLOCATION
                                                  --------------- -------------------------------------
                                                        2009             2009               2008
                                                  --------------- ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   680,479     $   14,638,419     $   47,036,051
 Net realized gain (loss) on investments.........       535,902        (23,216,373)        (7,608,777)
 Change in unrealized appreciation
  (depreciation) of investments..................       754,528        157,791,510       (159,266,295)
                                                    -----------     --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,970,909        149,213,556       (119,839,021)
                                                    -----------     --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........    79,291,653        152,514,419        224,125,509
  Transfers between funds including
   guaranteed interest account, net..............    12,046,790        377,779,118        820,180,316
  Transfers for contract benefits and
   terminations..................................      (130,041)      (104,850,458)       (87,145,892)
  Contract maintenance charges...................           (70)       (22,090,232)        (9,569,855)
                                                    -----------     --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    91,208,332        403,352,847        947,590,078
                                                    -----------     --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        110,000                 --            327,000
                                                    -----------     --------------     --------------
Increase (Decrease) in Net Assets................    93,289,241        552,566,403        828,078,057
Net Assets -- Beginning of Period................            --      1,340,768,352        512,690,295
                                                    -----------     --------------     --------------
Net Assets -- End of Period......................   $93,289,241     $1,893,334,755     $1,340,768,352
                                                    ===========     ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                 --                 --
 Redeemed........................................            --                 --                 --
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................            --                 --                 --
                                                    ===========     ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         8,389             93,356            113,047
 Redeemed........................................          (114)           (53,577)           (26,206)
                                                    -----------     --------------     --------------
 Net Increase (Decrease).........................         8,275             39,779             86,841
                                                    ===========     ==============     ==============



                                                     AXA CONSERVATIVE    AXA CONSERVATIVE
                                                   GROWTH STRATEGY (a)     STRATEGY (a)
                                                  --------------------- ------------------
                                                           2009                2009
                                                  --------------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $   516,178         $   412,192
 Net realized gain (loss) on investments.........          244,365              86,596
 Change in unrealized appreciation
  (depreciation) of investments..................           82,731            (299,450)
                                                       -----------         -----------
 Net Increase (decrease) in net assets from
  operations.....................................          843,274             199,338
                                                       -----------         -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       45,961,434          27,686,539
  Transfers between funds including
   guaranteed interest account, net..............        7,104,601           5,307,743
  Transfers for contract benefits and
   terminations..................................         (106,386)           (122,238)
  Contract maintenance charges...................              (21)                 (2)
                                                       -----------         -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................       52,959,628          32,872,042
                                                       -----------         -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           100,000              99,999
                                                       -----------         -----------
Increase (Decrease) in Net Assets................       53,902,902          33,171,379
Net Assets -- Beginning of Period................               --                  --
                                                       -----------         -----------
Net Assets -- End of Period......................      $53,902,902         $33,171,379
                                                       ===========         ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                       -----------         ----------
 Net Increase (Decrease).........................               --                 --
                                                       ===========         ==========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            4,880              3,191
 Redeemed........................................              (47)               (82)
                                                       -----------         ----------
 Net Increase (Decrease).........................            4,833              3,109
                                                       ===========         ==========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          AXA CONSERVATIVE-PLUS            AXA GROWTH
                                                               ALLOCATION                 STRATEGY (a)
                                                  ------------------------------------- ----------------
                                                         2009               2008              2009
                                                  ------------------ ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,051,983     $   29,928,322     $    770,493
 Net realized gain (loss) on investments.........       29,554,658          6,879,854          955,020
 Change in unrealized appreciation
  (depreciation) of investments..................      156,537,422       (315,384,042)       3,895,194
                                                    --------------     --------------     ------------
 Net Increase (decrease) in net assets from
  operations.....................................      193,144,063       (278,575,866)       5,620,707
                                                    --------------     --------------     ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      144,801,364        292,413,908      169,843,492
  Transfers between funds including
   guaranteed interest account, net..............      205,477,444        309,105,532       21,199,210
  Transfers for contract benefits and
   terminations..................................      (84,418,936)       (97,480,974)        (523,922)
  Contract maintenance charges...................      (18,367,816)       (11,725,004)            (297)
                                                    --------------     --------------     ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      247,492,056        492,313,462      190,518,483
                                                    --------------     --------------     ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            14,000             17,098          110,000
                                                    --------------     --------------     ------------
Increase (Decrease) in Net Assets................      440,650,119        213,754,694      196,249,190
Net Assets -- Beginning of Period................    1,241,918,705      1,028,164,011               --
                                                    --------------     --------------     ------------
Net Assets -- End of Period......................   $1,682,568,824     $1,241,918,705     $196,249,190
                                                    ==============     ==============     ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --               --
 Redeemed........................................               --                 --               --
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................               --                 --               --
                                                    ==============     ==============     ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           49,081             66,914           16,746
 Redeemed........................................          (23,515)           (23,283)             (56)
                                                    --------------     --------------     ------------
 Net Increase (Decrease).........................           25,566             43,631           16,690
                                                    ==============     ==============     ============



                                                               AXA MODERATE                  AXA MODERATE
                                                                ALLOCATION                GROWTH STRATEGY (a)
                                                  -------------------------------------- --------------------
                                                         2009                2008                2009
                                                  ------------------ ------------------- --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (2,683,945)   $     144,603,235      $  1,173,723
 Net realized gain (loss) on investments.........      308,688,363          240,684,807         1,201,181
 Change in unrealized appreciation
  (depreciation) of investments..................      647,151,022       (2,048,184,961)        3,128,717
                                                    --------------    -----------------      ------------
 Net Increase (decrease) in net assets from
  operations.....................................      953,155,440       (1,662,896,919)        5,503,621
                                                    --------------    -----------------      ------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      659,910,353        1,414,673,639       189,621,506
  Transfers between funds including
   guaranteed interest account, net..............      593,807,303          452,134,313        19,930,669
  Transfers for contract benefits and
   terminations..................................     (325,164,385)        (367,318,946)         (335,398)
  Contract maintenance charges...................      (78,875,394)         (55,459,239)              (44)
                                                    --------------    -----------------      ------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      849,677,877        1,444,029,767       209,216,733
                                                    --------------    -----------------      ------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             9,500             (242,999)          100,000
                                                    --------------    -----------------      ------------
Increase (Decrease) in Net Assets................    1,802,842,817         (219,110,151)      214,820,354
Net Assets -- Beginning of Period................    5,362,020,192        5,581,130,343                --
                                                    --------------    -----------------      ------------
Net Assets -- End of Period......................   $7,164,863,009    $   5,362,020,192      $214,820,354
                                                    ==============    =================      ============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                   --                --
 Redeemed........................................               --                   --                --
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................                2                   --                --
                                                    ==============    =================      ============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          104,723              125,254            18,446
 Redeemed........................................          (33,617)             (26,736)              (75)
                                                    --------------    -----------------      ------------
 Net Increase (Decrease).........................           71,106               98,518            18,371
                                                    ==============    =================      ============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             AXA MODERATE-PLUS
                                                                ALLOCATION
                                                  ---------------------------------------
                                                          2009                2008
                                                  ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (12,989,843)   $      83,344,261
 Net realized gain (loss) on investments.........       560,417,021          454,578,706
 Change in unrealized appreciation
  (depreciation) of investments..................     1,232,444,209       (4,240,331,255)
                                                    ---------------    -----------------
 Net Increase (decrease) in net assets from
  operations.....................................     1,779,871,387       (3,702,408,288)
                                                    ---------------    -----------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       715,346,985        2,281,673,853
  Transfers between funds including
   guaranteed interest account, net..............       298,695,560          310,927,122
  Transfers for contract benefits and
   terminations..................................      (374,477,153)        (454,122,102)
  Contract maintenance charges...................      (134,003,544)        (102,426,627)
                                                    ---------------    -----------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       505,561,848        2,036,052,246
                                                    ---------------    -----------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            110,647              (30,197)
                                                    ---------------    -----------------
Increase (Decrease) in Net Assets................     2,285,543,882       (1,666,386,239)
Net Assets -- Beginning of Period................     8,197,834,399        9,864,220,638
                                                    ---------------    -----------------
Net Assets -- End of Period......................   $10,483,378,281    $   8,197,834,399
                                                    ===============    =================
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                33                   --
 Redeemed........................................                --                   --
                                                    ---------------    -----------------
 Net Increase (Decrease).........................                33                   --
                                                    ===============    =================
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           123,441              220,674
 Redeemed........................................           (68,006)             (56,396)
                                                    ---------------    -----------------
 Net Increase (Decrease).........................            55,435              164,278
                                                    ===============    =================



                                                      AXA TACTICAL         AXA TACTICAL        AXA TACTICAL
                                                   MANAGER 2000 I (a)   MANAGER 400 I (a)   MANAGER 500 I (a)
                                                  -------------------- ------------------- -------------------
                                                          2009                 2009                2009
                                                  -------------------- ------------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    148             $    201            $    534
 Net realized gain (loss) on investments.........             --                   --                  --
 Change in unrealized appreciation
  (depreciation) of investments..................         34,067               36,489              32,885
                                                        --------             --------            --------
 Net Increase (decrease) in net assets from
  operations.....................................         34,215               36,690              33,419
                                                        --------             --------            --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         78,016               74,833             260,178
  Transfers between funds including
   guaranteed interest account, net..............             --                   --                  --
  Transfers for contract benefits and
   terminations..................................             --                   --                  --
  Contract maintenance charges...................             --                   --                  --
                                                        --------             --------            --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         78,016               74,833             260,178
                                                        --------             --------            --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000              210,000             210,000
                                                        --------             --------            --------
Increase (Decrease) in Net Assets................        322,231              321,523             503,597
Net Assets -- Beginning of Period................             --                   --                  --
                                                        --------             --------            --------
Net Assets -- End of Period......................       $322,231             $321,523            $503,597
                                                        ========             ========            ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --                  --
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................             --                   --                  --
                                                        ========             ========            ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              7                    7                  25
 Redeemed........................................             --                   --                  --
                                                        --------             --------            --------
 Net Increase (Decrease).........................              7                    7                  25
                                                        ========             ========            ========



                                                      AXA TACTICAL
                                                         MANAGER
                                                   INTERNATIONAL I (a)
                                                  --------------------
                                                          2009
                                                  --------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................       $    778
 Net realized gain (loss) on investments.........            715
 Change in unrealized appreciation
  (depreciation) of investments..................         25,574
                                                        --------
 Net Increase (decrease) in net assets from
  operations.....................................         27,067
                                                        --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         79,714
  Transfers between funds including
   guaranteed interest account, net..............             --
  Transfers for contract benefits and
   terminations..................................             --
  Contract maintenance charges...................             --
                                                        --------
 Net increase (decrease) in net assets from
  contractowners transactions....................         79,714
                                                        --------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         210,000
                                                        --------
Increase (Decrease) in Net Assets................        316,781
Net Assets -- Beginning of Period................             --
                                                        --------
Net Assets -- End of Period......................       $316,781
                                                        ========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................             --
                                                        ========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              8
 Redeemed........................................             --
                                                        --------
 Net Increase (Decrease).........................              8
                                                        ========

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        BLACKROCK GLOBAL             EQ/ALLIANCEBERNSTEIN
                                                   ALLOCATION V.I. FUND* (b)            INTERNATIONAL
                                                  --------------------------- ----------------------------------
                                                              2009                  2009              2008
                                                  --------------------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $  1,079            $   5,690,996    $    12,477,227
 Net realized gain (loss) on investments.........                --              (91,509,083)        24,979,731
 Change in unrealized appreciation
  (depreciation) of investments..................            (2,268)             232,468,311       (689,165,353)
                                                           --------            -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................            (1,189)             146,650,224       (651,708,395)
                                                           --------            -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           644,972               25,408,173        115,436,752
  Transfers between funds including
   guaranteed interest account, net..............                --              (40,078,664)       (74,025,783)
  Transfers for contract benefits and
   terminations..................................                --              (26,744,869)       (55,977,050)
  Contract maintenance charges...................                --               (9,506,547)       (10,506,171)
                                                           --------            -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................           644,972              (50,921,907)       (25,072,252)
                                                           --------            -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 25                   35,500           (150,998)
                                                           --------            -------------    ---------------
Increase (Decrease) in Net Assets................           643,808               95,763,817       (676,931,645)
Net Assets -- Beginning of Period................                --              607,988,616      1,284,920,261
                                                           --------            -------------    ---------------
Net Assets -- End of Period......................          $643,808            $ 703,752,433    $   607,988,616
                                                           ========            =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                       --                 --
 Redeemed........................................                --                       --                 --
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                --                       --                 --
                                                           ========            =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                63                    6,780             10,714
 Redeemed........................................                --                  (11,521)           (12,308)
                                                           --------            -------------    ---------------
 Net Increase (Decrease).........................                63                   (4,741)            (1,594)
                                                           ========            =============    ===============



                                                         EQ/ALLIANCEBERNSTEIN
                                                           SMALL CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,310,132)   $    (6,084,011)
 Net realized gain (loss) on investments.........    (34,343,729)        (8,309,262)
 Change in unrealized appreciation
  (depreciation) of investments..................    128,581,249       (222,476,523)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     89,927,388       (236,869,796)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,021,593         37,063,336
  Transfers between funds including
   guaranteed interest account, net..............    (19,645,959)       (12,427,376)
  Transfers for contract benefits and
   terminations..................................    (15,544,293)       (30,315,140)
  Contract maintenance charges...................     (4,041,448)        (3,982,954)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (28,210,107)        (9,662,134)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          14,000           (186,999)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     61,731,281       (246,718,929)
Net Assets -- Beginning of Period................    280,421,943        527,140,872
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 342,153,224    $   280,421,943
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,574              5,966
 Redeemed........................................         (5,924)            (6,343)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (2,350)              (377)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/AXA FRANKLIN                     EQ/BLACKROCK
                                                        SMALL CAP VALUE CORE                BASIC VALUE EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (384,619)   $     (282,146)  $   7,754,718    $     1,906,849
 Net realized gain (loss) on investments.........    (17,913,800)       (8,686,880)    (35,090,646)        (6,807,761)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,569,835       (21,900,745)    189,036,589       (305,492,350)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     20,271,416       (30,869,771)    161,700,661       (310,393,262)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,311,029        21,810,440      47,095,848         61,465,787
  Transfers between funds including
   guaranteed interest account, net..............     (1,956,707)       29,154,742      51,752,878         (1,458,766)
  Transfers for contract benefits and
   terminations..................................     (3,890,916)       (3,083,154)    (29,184,159)       (49,860,219)
  Contract maintenance charges...................     (1,258,682)         (794,269)     (8,147,908)        (6,975,396)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      7,204,724        47,087,759      61,516,659          3,171,406
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               3        (2,911,325)         28,000            109,003
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     27,476,143        13,306,663     223,245,320       (307,112,853)
Net Assets -- Beginning of Period................     74,531,038        61,224,375     522,266,147        829,379,000
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 102,007,181    $   74,531,038   $ 745,511,467    $   522,266,147
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,410            10,493          12,385              9,070
 Redeemed........................................         (5,439)           (4,820)         (6,336)            (7,786)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            971             5,673           6,049              1,284
                                                   =============    ==============   =============    ===============



                                                             EQ/BLACKROCK
                                                         INTERNATIONAL VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,882,645    $     6,280,675
 Net realized gain (loss) on investments.........    (48,807,629)        21,522,769
 Change in unrealized appreciation
  (depreciation) of investments..................    208,617,978       (506,344,124)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    163,692,994       (478,540,680)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,971,529         73,740,015
  Transfers between funds including
   guaranteed interest account, net..............     (1,068,641)       (81,316,769)
  Transfers for contract benefits and
   terminations..................................    (30,573,768)       (57,703,962)
  Contract maintenance charges...................     (8,607,247)        (8,272,098)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (13,278,127)       (73,552,814)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (299,000)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    150,414,867       (552,392,494)
Net Assets -- Beginning of Period................    592,888,008      1,145,280,502
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 743,302,875    $   592,888,008
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              1                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,779              6,597
 Redeemed........................................         (7,696)           (10,323)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (917)            (3,726)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                         EQ/BOSTON ADVISORS                    EQ/CALVERT
                                                            EQUITY INCOME                 SOCIALLY RESPONSIBLE
                                                  --------------------------------- --------------------------------
                                                        2009             2008             2009            2008
                                                  ---------------- ---------------- --------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,779,765    $   1,709,506    $   (474,190)   $     (596,506)
 Net realized gain (loss) on investments.........    (25,947,444)      (5,007,006)     (3,614,940)         (675,783)
 Change in unrealized appreciation
  (depreciation) of investments..................     43,864,420      (66,805,964)     14,488,579       (28,608,826)
                                                   -------------    -------------    ------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     19,696,741      (70,103,464)     10,399,449       (29,881,115)
                                                   -------------    -------------    ------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,478,474       25,954,321       1,296,389         5,781,713
  Transfers between funds including
   guaranteed interest account, net..............     (4,971,161)      10,982,143          77,436         1,659,449
  Transfers for contract benefits and
   terminations..................................     (6,227,957)      (9,708,716)     (1,594,732)       (3,334,442)
  Contract maintenance charges...................     (2,312,153)      (1,874,063)       (592,183)         (526,541)
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,967,203       25,353,685        (813,090)        3,580,179
                                                   -------------    -------------    ------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (127,317)             --           (31,001)
                                                   -------------    -------------    ------------    --------------
Increase (Decrease) in Net Assets................     24,663,944      (44,877,096)      9,586,359       (26,331,937)
Net Assets -- Beginning of Period................    157,471,117      202,348,213      36,094,424        62,426,361
                                                   -------------    -------------    ------------    --------------
Net Assets -- End of Period......................  $ 182,135,061    $ 157,471,117    $ 45,680,783    $   36,094,424
                                                   =============    =============    ============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --              --                --
 Redeemed........................................             --               --              --                --
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................             --               --              --                --
                                                   =============    =============    ============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,993           15,282             760             1,822
 Redeemed........................................        (11,017)          (7,368)           (900)           (1,489)
                                                   -------------    -------------    ------------    --------------
 Net Increase (Decrease).........................          3,976            7,914            (140)              333
                                                   =============    =============    ============    ==============



                                                              EQ/CAPITAL
                                                           GUARDIAN GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,324,947)   $    (4,829,881)
 Net realized gain (loss) on investments.........    (17,504,333)        (3,137,954)
 Change in unrealized appreciation
  (depreciation) of investments..................    101,412,213       (175,765,854)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     80,582,933       (183,733,689)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,812,945         36,011,938
  Transfers between funds including
   guaranteed interest account, net..............     (9,163,405)           272,383
  Transfers for contract benefits and
   terminations..................................    (14,604,093)       (24,908,574)
  Contract maintenance charges...................     (4,076,869)        (3,683,428)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,031,422)         7,692,319
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (314,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     63,551,511       (176,356,368)
Net Assets -- Beginning of Period................    263,939,219        440,295,587
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 327,490,730    $   263,939,219
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,817              6,098
 Redeemed........................................         (5,720)            (5,209)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,903)               889
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-66

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/CAPITAL                          EQ/COMMON
                                                           GUARDIAN RESEARCH                    STOCK INDEX (k)
                                                  ------------------------------------ ----------------------------------
                                                         2009               2008             2009              2008
                                                  ------------------ ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,379,917)     $    (6,249,033)  $   2,301,315    $     1,660,456
 Net realized gain (loss) on investments.........    (36,538,854)          34,860,177     (47,722,505)        (9,877,898)
 Change in unrealized appreciation
  (depreciation) of investments..................    244,976,815         (581,110,378)    205,511,015       (509,119,672)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    206,058,044         (552,499,234)    160,089,825       (517,337,114)
                                                    ------------      ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,307,833           25,369,585      27,411,518         56,901,214
  Transfers between funds including
   guaranteed interest account, net..............    (34,828,972)        (105,957,845)     16,577,675        (59,248,095)
  Transfers for contract benefits and
   terminations..................................    (50,856,646)         (95,335,590)    (36,812,734)       (75,547,301)
  Contract maintenance charges...................    (10,184,939)         (11,096,916)     (8,842,041)        (8,801,481)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (81,562,724)        (187,020,766)     (1,665,582)       (86,695,663)
                                                    ------------      ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              (3)           (58,999)         52,999             78,001
                                                    ------------      ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    124,495,317         (739,578,999)    158,477,242       (603,954,776)
Net Assets -- Beginning of Period................    757,792,183        1,497,371,182     617,645,189      1,221,599,965
                                                    ------------      ---------------   -------------    ---------------
Net Assets -- End of Period......................   $882,287,500      $   757,792,183   $ 776,122,431    $   617,645,189
                                                    ============      ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                   --              --                 --
 Redeemed........................................             --                   --              --                 --
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                   --              --                 --
                                                    ============      ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,268                2,925          18,068              4,910
 Redeemed........................................        (13,083)             (19,878)        (16,682)            (6,642)
                                                    ------------      ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (9,815)             (16,953)          1,386             (1,732)
                                                    ============      ===============   =============    ===============



                                                                EQ/CORE
                                                             BOND INDEX (i)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   10,471,800    $    28,459,286
 Net realized gain (loss) on investments.........      (41,741,742)       (33,827,360)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,863,152       (114,440,875)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................        5,593,210       (119,808,949)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       54,084,596         42,075,735
  Transfers between funds including
   guaranteed interest account, net..............      116,014,734       (172,293,479)
  Transfers for contract benefits and
   terminations..................................      (64,156,687)       (97,989,775)
  Contract maintenance charges...................      (10,743,977)       (10,044,167)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       95,198,666       (238,251,686)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (4,574)           (76,301)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      100,787,302       (358,136,936)
Net Assets -- Beginning of Period................      913,345,047      1,271,481,983
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,014,132,349    $   913,345,047
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           45,162              6,426
 Redeemed........................................          (35,945)           (25,935)
                                                    --------------    ---------------
 Net Increase (Decrease).........................            9,217            (19,509)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-67

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/DAVIS NEW
                                                             YORK VENTURE                    EQ/EQUITY 500 INDEX
                                                  ---------------------------------- ------------------------------------
                                                        2009              2008              2009               2008
                                                  ---------------- ----------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     640,433    $    (2,474,216)   $    4,911,710    $     3,267,677
 Net realized gain (loss) on investments.........    (26,279,448)       (11,064,766)      (58,830,916)        13,446,841
 Change in unrealized appreciation
  (depreciation) of investments..................    105,138,412       (130,689,555)      280,996,890       (588,331,784)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     79,499,397       (144,228,537)      227,077,684       (571,617,266)
                                                   -------------    ---------------    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,370,499         75,415,343        71,573,078         68,657,789
  Transfers between funds including
   guaranteed interest account, net..............     10,733,646         51,212,766         5,751,524        (44,788,116)
  Transfers for contract benefits and
   terminations..................................    (10,072,230)       (10,623,100)      (53,397,314)      (104,782,497)
  Contract maintenance charges...................     (4,411,886)        (3,106,524)      (12,149,395)       (11,655,065)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     16,620,029        112,898,485        11,777,893        (92,567,889)
                                                   -------------    ---------------    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           8,002         (3,180,596)           39,999           (380,000)
                                                   -------------    ---------------    --------------    ---------------
Increase (Decrease) in Net Assets................     96,127,428        (34,510,648)      238,895,576       (664,565,155)
Net Assets -- Beginning of Period................    242,909,969        277,420,617       912,777,058      1,577,342,213
                                                   -------------    ---------------    --------------    ---------------
Net Assets -- End of Period......................  $ 339,037,397    $   242,909,969    $1,151,672,634    $   912,777,058
                                                   =============    ===============    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --                 3                 --
 Redeemed........................................             --                 --                --                 --
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................             --                 --                 3                 --
                                                   =============    ===============    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,250             17,626            17,357             10,494
 Redeemed........................................         (6,767)            (5,762)          (13,473)           (12,666)
                                                   -------------    ---------------    --------------    ---------------
 Net Increase (Decrease).........................          2,483             11,864             3,884             (2,172)
                                                   =============    ===============    ==============    ===============



                                                          EQ/EQUITY GROWTH PLUS
                                                  -------------------------------------
                                                         2009               2008
                                                  ------------------ ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (7,263,176)    $   (8,227,112)
 Net realized gain (loss) on investments.........      (52,280,543)        39,820,399
 Change in unrealized appreciation
  (depreciation) of investments..................      342,994,624       (832,575,684)
                                                    --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................      283,450,905       (800,982,397)
                                                    --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       43,966,701        168,142,262
  Transfers between funds including
   guaranteed interest account, net..............      (83,152,124)       (23,278,056)
  Transfers for contract benefits and
   terminations..................................      (53,534,351)       (92,517,279)
  Contract maintenance charges...................      (17,627,653)       (17,082,652)
                                                    --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (110,347,427)        35,264,275
                                                    --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            (7,448)          (487,000)
                                                    --------------     --------------
Increase (Decrease) in Net Assets................      173,096,030       (766,205,122)
Net Assets -- Beginning of Period................    1,143,654,720      1,909,859,842
                                                    --------------     --------------
Net Assets -- End of Period......................   $1,316,750,750     $1,143,654,720
                                                    ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------     --------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            7,641             18,185
 Redeemed........................................          (17,554)           (15,258)
                                                    --------------     --------------
 Net Increase (Decrease).........................           (9,913)             2,927
                                                    ==============     ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-68

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/EVERGREEN                        EQ/FRANKLIN
                                                                OMEGA                          CORE BALANCED
                                                  --------------------------------- ------------------------------------
                                                        2009             2008              2009               2008
                                                  ---------------- ---------------- ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (2,421,440)   $  (1,287,298)    $ 22,140,075      $    26,339,942
 Net realized gain (loss) on investments.........     (9,138,410)      (4,442,278)     (41,977,203)         (25,473,569)
 Change in unrealized appreciation
  (depreciation) of investments..................     77,956,029      (45,017,948)     149,692,792         (210,034,118)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     66,396,179      (50,747,524)     129,855,664         (209,167,745)
                                                    ------------    -------------     ------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     27,940,701       10,409,823       20,356,133           76,510,415
  Transfers between funds including
   guaranteed interest account, net..............     83,688,347        5,139,584       54,640,839           (8,634,358)
  Transfers for contract benefits and
   terminations..................................     (9,008,466)     (10,628,166)     (25,586,167)         (28,787,766)
  Contract maintenance charges...................     (2,575,434)      (1,701,654)      (7,929,027)          (6,278,297)
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    100,045,148        3,219,587       41,481,778           32,809,994
                                                    ------------    -------------     ------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (12,300)              (3)        (3,000,828)
                                                    ------------    -------------     ------------      ---------------
Increase (Decrease) in Net Assets................    166,441,327      (47,540,237)     171,337,439         (179,358,579)
Net Assets -- Beginning of Period................    129,004,382      176,544,619      425,712,289          605,070,868
                                                    ------------    -------------     ------------      ---------------
Net Assets -- End of Period......................   $295,445,709    $ 129,004,382     $597,049,728      $   425,712,289
                                                    ============    =============     ============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                   --
 Redeemed........................................             --               --               --                   --
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................             --               --               --                   --
                                                    ============    =============     ============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,711            6,380           15,593               17,101
 Redeemed........................................         (4,717)          (6,001)         (10,086)             (14,077)
                                                    ------------    -------------     ------------      ---------------
 Net Increase (Decrease).........................          9,994              379            5,507                3,024
                                                    ============    =============     ============      ===============



                                                               EQ/FRANKLIN
                                                           TEMPLETON ALLOCATION
                                                  --------------------------------------
                                                          2009                2008
                                                  -------------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................    $   10,740,102      $    35,966,558
 Net realized gain (loss) on investments.........       (68,257,655)         (26,485,382)
 Change in unrealized appreciation
  (depreciation) of investments..................       343,049,903         (501,379,956)
                                                     --------------      ---------------
 Net Increase (decrease) in net assets from
  operations.....................................       285,532,350         (491,898,780)
                                                     --------------      ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        73,834,498          520,219,218
  Transfers between funds including
   guaranteed interest account, net..............        51,895,312          223,763,310
  Transfers for contract benefits and
   terminations..................................       (48,492,082)         (39,830,059)
  Contract maintenance charges...................       (17,534,193)          (9,501,659)
                                                     --------------      ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        59,703,535          694,650,810
                                                     --------------      ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                 (1)           (42,839)
                                                     --------------      ---------------
Increase (Decrease) in Net Assets................       345,235,884          202,709,191
Net Assets -- Beginning of Period................       996,121,628          793,412,437
                                                     --------------      ---------------
Net Assets -- End of Period......................    $1,341,357,512      $   996,121,628
                                                     ==============      ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                --                   --
 Redeemed........................................                --                   --
                                                     --------------      ---------------
 Net Increase (Decrease).........................                --                   --
                                                     ==============      ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            26,660               94,300
 Redeemed........................................           (15,841)              (9,168)
                                                     --------------      ---------------
 Net Increase (Decrease).........................            10,819               85,132
                                                     ==============      ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-69

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                          EQ/GAMCO MERGERS                    EQ/GAMCO SMALL
                                                          AND ACQUISITIONS                    COMPANY VALUE
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $ (1,793,681)   $  (1,223,527)   $  (5,050,034)   $    (3,884,593)
 Net realized gain (loss) on investments.........     (5,766,872)       1,037,676      (22,466,131)         6,189,537
 Change in unrealized appreciation
  (depreciation) of investments..................     24,311,739      (20,056,018)     198,092,476       (172,866,113)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     16,751,186      (20,241,869)     170,576,311       (170,561,169)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,583,314       16,641,524       32,344,187         87,585,184
  Transfers between funds including
   guaranteed interest account, net..............     10,433,400      (10,708,187)      49,285,762         28,597,473
  Transfers for contract benefits and
   terminations..................................     (4,763,059)      (5,144,520)     (17,447,466)       (18,342,653)
  Contract maintenance charges...................     (1,934,627)      (1,465,331)      (7,485,896)        (5,098,441)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,319,028         (676,514)      56,696,587         92,741,563
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,653          (33,346)          11,001            (45,513)
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     27,071,867      (20,951,729)     227,283,899        (77,865,119)
Net Assets -- Beginning of Period................    111,018,013      131,969,742      392,716,712        470,581,831
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $138,089,880    $ 111,018,013    $ 620,000,611    $   392,716,712
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                2                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --                2                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,139            3,900            5,849              6,224
 Redeemed........................................         (3,222)          (3,992)          (3,498)            (3,104)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            917              (92)           2,351              3,120
                                                    ============    =============    =============    ===============



                                                              EQ/GLOBAL
                                                              BOND PLUS
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (2,705,164)   $  65,495,492
 Net realized gain (loss) on investments.........    (23,317,739)       7,956,127
 Change in unrealized appreciation
  (depreciation) of investments..................     26,152,690      (67,209,876)
                                                   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................        129,787        6,241,743
                                                   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,603,211       73,793,425
  Transfers between funds including
   guaranteed interest account, net..............      5,029,126      162,751,963
  Transfers for contract benefits and
   terminations..................................    (17,427,569)     (20,102,077)
  Contract maintenance charges...................     (5,422,618)      (3,679,230)
                                                   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................        782,150      212,764,081
                                                   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           1,000       (5,766,813)
                                                   -------------    -------------
Increase (Decrease) in Net Assets................        912,937      213,239,011
Net Assets -- Beginning of Period................    413,319,116      200,080,105
                                                   -------------    -------------
Net Assets -- End of Period......................  $ 414,232,053    $ 413,319,116
                                                   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              2               --
 Redeemed........................................             --               --
                                                   -------------    -------------
 Net Increase (Decrease).........................              2               --
                                                   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         11,490           34,200
 Redeemed........................................        (11,571)         (15,567)
                                                   -------------    -------------
 Net Increase (Decrease).........................            (81)          18,633
                                                   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-70

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                               EQ/GLOBAL
                                                          MULTI-SECTOR EQUITY
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (1,338,538)   $  (15,752,805)
 Net realized gain (loss) on investments.........     (134,958,138)       65,154,201
 Change in unrealized appreciation
  (depreciation) of investments..................      486,494,355      (985,591,293)
                                                    --------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      350,197,679      (936,189,897)
                                                    --------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       38,055,350       174,385,806
  Transfers between funds including
   guaranteed interest account, net..............       97,751,626       (86,789,044)
  Transfers for contract benefits and
   terminations..................................      (37,615,341)      (70,211,440)
  Contract maintenance charges...................      (13,705,969)      (12,474,163)
                                                    --------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................       84,485,666         4,911,159
                                                    --------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            52,000           (61,501)
                                                    --------------    --------------
Increase (Decrease) in Net Assets................      434,735,345      (931,340,239)
Net Assets -- Beginning of Period................      696,117,827     1,627,458,066
                                                    --------------    --------------
Net Assets -- End of Period......................   $1,130,853,172    $  696,117,827
                                                    ==============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................                2                --
 Redeemed........................................               --                --
                                                    --------------    --------------
 Net Increase (Decrease).........................                2                --
                                                    ==============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           18,642            16,383
 Redeemed........................................          (13,429)          (15,994)
                                                    --------------    --------------
 Net Increase (Decrease).........................            5,213               389
                                                    ==============    ==============



                                                           EQ/INTERMEDIATE                   EQ/INTERNATIONAL
                                                        GOVERNMENT BOND INDEX                   CORE PLUS
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,837,117)   $   7,821,746    $  10,509,388    $        93,764
 Net realized gain (loss) on investments.........     (5,818,927)      (1,366,840)     (46,621,982)        23,751,257
 Change in unrealized appreciation
  (depreciation) of investments..................     (7,140,455)       1,364,716      225,338,883       (488,516,584)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    (14,796,499)       7,819,622      189,226,289       (464,671,563)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     43,007,605       42,004,283       44,406,216         53,379,072
  Transfers between funds including
   guaranteed interest account, net..............    (27,226,727)      94,974,307       19,939,424          9,893,762
  Transfers for contract benefits and
   terminations..................................    (28,373,545)     (36,984,246)     (29,905,952)       (59,946,839)
  Contract maintenance charges...................     (4,494,560)      (3,042,890)      (8,681,146)        (8,694,364)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (17,087,227)      96,951,454       25,758,542         (5,368,369)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (120,000)          13,199                 --
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................    (31,883,726)     104,651,076      214,998,030       (470,039,932)
Net Assets -- Beginning of Period................    401,670,396      297,019,320      554,322,481      1,024,362,413
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 369,786,670    $ 401,670,396    $ 769,320,511    $   554,322,481
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         14,039           19,978           10,926             10,626
 Redeemed........................................        (14,458)         (11,686)          (8,760)           (11,142)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................           (419)           8,292            2,166               (516)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-71

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         EQ/INTERNATIONAL
                                                      EQ/INTERNATIONAL ETF                    GROWTH
                                                  ----------------------------- ----------------------------------
                                                       2009           2008            2009              2008
                                                  ------------- --------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  164,334    $     152,463   $    (451,268)   $    (1,175,603)
 Net realized gain (loss) on investments.........      64,865         (319,534)    (26,477,852)        (9,610,248)
 Change in unrealized appreciation
  (depreciation) of investments..................     151,754       (1,432,902)     92,760,178       (105,847,924)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     380,953       (1,599,973)     65,831,058       (116,633,775)
                                                   ----------    -------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          --               --      16,047,281         44,238,330
  Transfers between funds including
   guaranteed interest account, net..............          --               --      33,138,245         14,441,973
  Transfers for contract benefits and
   terminations..................................          --               --      (7,613,344)        (9,281,621)
  Contract maintenance charges...................          --               --      (3,283,507)        (2,559,727)
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................          --               --      38,288,675         46,838,955
                                                   ----------    -------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --         (500,000)             --            103,999
                                                   ----------    -------------   -------------    ---------------
Increase (Decrease) in Net Assets................     380,953       (2,099,973)    104,119,733        (69,690,821)
Net Assets -- Beginning of Period................   1,603,884        3,703,857     168,048,135        237,738,956
                                                   ----------    -------------   -------------    ---------------
Net Assets -- End of Period......................  $1,984,837    $   1,603,884   $ 272,167,868    $   168,048,135
                                                   ==========    =============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --               --              --                 --
 Redeemed........................................          --               --              --                 --
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --              --                 --
                                                   ==========    =============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          --               --          10,081             11,798
 Redeemed........................................          --               --          (5,593)            (7,568)
                                                   ----------    -------------   -------------    ---------------
 Net Increase (Decrease).........................          --               --           4,488              4,230
                                                   ==========    =============   =============    ===============



                                                             EQ/JPMORGAN
                                                         VALUE OPPORTUNITIES
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $      97,821    $     1,064,921
 Net realized gain (loss) on investments.........    (29,711,065)       (16,710,861)
 Change in unrealized appreciation
  (depreciation) of investments..................     89,134,293       (141,195,370)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     59,521,049       (156,841,310)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      6,531,889         10,736,796
  Transfers between funds including
   guaranteed interest account, net..............        180,925        (25,761,728)
  Transfers for contract benefits and
   terminations..................................    (16,280,971)       (35,229,962)
  Contract maintenance charges...................     (2,183,887)        (2,218,023)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (11,752,044)       (52,472,917)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (266,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     47,769,005       (209,581,225)
Net Assets -- Beginning of Period................    210,569,258        420,150,483
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 258,338,263    $   210,569,258
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,078              1,967
 Redeemed........................................         (4,372)            (6,183)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,294)            (4,216)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-72

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP                       EQ/LARGE CAP
                                                              CORE PLUS                         GROWTH INDEX
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   3,946,921    $    (2,128,351)  $   1,765,959    $    (4,384,494)
 Net realized gain (loss) on investments.........    (15,412,420)        (8,730,231)    (13,310,399)          (753,175)
 Change in unrealized appreciation
  (depreciation) of investments..................     42,870,315        (75,404,584)    100,800,552       (145,142,612)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     31,404,816        (86,263,166)     89,256,112       (150,280,281)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,079,841          5,525,159       6,243,861         24,221,650
  Transfers between funds including
   guaranteed interest account, net..............       (335,448)       (10,481,074)      5,339,497         (6,728,431)
  Transfers for contract benefits and
   terminations..................................    (10,302,564)       (21,858,504)    (17,160,470)       (29,710,764)
  Contract maintenance charges...................     (1,417,449)        (1,432,614)     (3,258,354)        (2,752,474)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (6,975,620)       (28,247,033)     (8,835,466)       (14,970,019)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --      (9,101,306)            17,000
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     24,429,196       (114,510,199)     71,319,340       (165,233,300)
Net Assets -- Beginning of Period................    129,360,305        243,870,504     245,932,260        411,165,560
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 153,789,501    $   129,360,305   $ 317,251,600    $   245,932,260
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          2,386              1,617           6,245              6,807
 Redeemed........................................         (3,435)            (4,811)         (8,515)           (10,140)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (1,049)            (3,194)         (2,270)            (3,333)
                                                   =============    ===============   =============    ===============



                                                             EQ/LARGE CAP
                                                             GROWTH PLUS
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (322,957)   $    (3,847,420)
 Net realized gain (loss) on investments.........    (12,614,811)         3,819,000
 Change in unrealized appreciation
  (depreciation) of investments..................     75,552,967       (134,073,469)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     62,615,199       (134,101,889)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     14,839,377         23,776,388
  Transfers between funds including
   guaranteed interest account, net..............     (3,677,177)       (34,904,608)
  Transfers for contract benefits and
   terminations..................................    (11,850,074)       (22,544,757)
  Contract maintenance charges...................     (2,477,109)        (2,362,155)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (3,164,983)       (36,035,132)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (226,500)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     59,450,216       (170,363,521)
Net Assets -- Beginning of Period................    193,224,784        363,588,305
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 252,675,000    $   193,224,784
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,789              5,289
 Redeemed........................................         (4,054)            (8,073)
                                                   -------------    ---------------
 Net Increase (Decrease).........................           (265)            (2,784)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-73

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             EQ/LARGE CAP
                                                             VALUE INDEX
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   6,773,224    $      (173,543)
 Net realized gain (loss) on investments.........    (27,527,716)       (14,982,245)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,402,053        (88,532,502)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     17,647,561       (103,688,290)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,374,072         14,398,302
  Transfers between funds including
   guaranteed interest account, net..............      7,431,830         (9,927,410)
  Transfers for contract benefits and
   terminations..................................     (3,337,593)        (6,397,649)
  Contract maintenance charges...................     (1,422,213)        (1,535,834)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     10,046,096         (3,462,591)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                 --
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     27,693,657       (107,150,881)
Net Assets -- Beginning of Period................     76,510,005        183,660,886
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 104,203,662    $    76,510,005
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,169              4,886
 Redeemed........................................         (4,403)            (5,297)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          2,766               (411)
                                                   =============    ===============



                                                               EQ/LARGE CAP                       EQ/LORD ABBETT
                                                                VALUE PLUS                       GROWTH AND INCOME
                                                  -------------------------------------- ---------------------------------
                                                         2009                2008              2009             2008
                                                  ------------------ ------------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    7,478,084    $      23,923,165   $    (767,473)   $       83,982
 Net realized gain (loss) on investments.........     (116,190,615)         (33,805,389)    (12,823,244)       (3,353,099)
 Change in unrealized appreciation
  (depreciation) of investments..................      296,761,284         (936,768,121)     31,280,658       (52,452,677)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................      188,048,753         (946,650,345)     17,689,941       (55,721,794)
                                                    --------------    -----------------   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       12,883,006           55,111,908       9,687,585        14,924,350
  Transfers between funds including
   guaranteed interest account, net..............      (59,306,982)        (196,962,458)      2,488,722        (5,583,383)
  Transfers for contract benefits and
   terminations..................................      (60,484,252)        (129,154,256)     (4,487,121)       (6,293,266)
  Contract maintenance charges...................      (14,986,398)         (17,490,591)     (1,495,789)       (1,322,119)
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (121,894,626)        (288,495,397)      6,193,397         1,725,582
                                                    --------------    -----------------   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --               64,001              --        (3,650,654)
                                                    --------------    -----------------   -------------    --------------
Increase (Decrease) in Net Assets................       66,154,127       (1,235,081,741)     23,883,338       (57,646,866)
Net Assets -- Beginning of Period................    1,114,995,607        2,350,077,348      93,546,882       151,193,748
                                                    --------------    -----------------   -------------    --------------
Net Assets -- End of Period......................   $1,181,149,734    $   1,114,995,607   $ 117,430,220    $   93,546,882
                                                    ==============    =================   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --              --                --
 Redeemed........................................               --                   --              --                --
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................               --                   --              --                --
                                                    ==============    =================   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            2,747                5,339           3,916             2,682
 Redeemed........................................          (16,468)             (27,652)         (2,969)           (2,490)
                                                    --------------    -----------------   -------------    --------------
 Net Increase (Decrease).........................          (13,721)             (22,313)            947               192
                                                    ==============    =================   =============    ==============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-74

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                           EQ/LORD ABBETT                       EQ/MID CAP
                                                           LARGE CAP CORE                         INDEX
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (981,435)   $     (262,527)  $  (2,042,011)   $    (4,537,675)
 Net realized gain (loss) on investments.........    (10,046,237)       (3,275,849)    (76,754,441)       (24,256,556)
 Change in unrealized appreciation
  (depreciation) of investments..................     41,151,180       (30,541,689)    249,782,270       (472,975,556)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     30,123,508       (34,080,065)    170,985,818       (501,769,787)
                                                   -------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     18,051,679        13,537,401      27,352,295         59,080,324
  Transfers between funds including
   guaranteed interest account, net..............     28,400,738        31,639,977     (11,457,023)       (32,303,620)
  Transfers for contract benefits and
   terminations..................................     (4,939,951)       (4,269,182)    (27,354,004)       (51,574,835)
  Contract maintenance charges...................     (1,712,105)       (1,052,344)     (7,924,887)        (8,240,422)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     39,800,361        39,855,852     (19,383,619)       (33,038,553)
                                                   -------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (2,574,002)         31,447                 --
                                                   -------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................     69,923,869         3,201,785     151,633,646       (534,808,340)
Net Assets -- Beginning of Period................     85,244,148        82,042,363     501,016,737      1,035,825,077
                                                   -------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 155,168,017    $   85,244,148   $ 652,650,383    $   501,016,737
                                                   =============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                --              --                 --
 Redeemed........................................             --                --              --                 --
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................             --                --              --                 --
                                                   =============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          8,538             7,001           7,801              8,705
 Redeemed........................................         (3,920)           (3,312)        (10,020)           (11,260)
                                                   -------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................          4,618             3,689          (2,219)            (2,555)
                                                   =============    ==============   =============    ===============



                                                               EQ/MID CAP
                                                         VALUE PLUS (c) (d) (e)
                                                  ------------------------------------
                                                         2009               2008
                                                  ------------------ -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $    1,365,807    $      (382,625)
 Net realized gain (loss) on investments.........     (124,353,745)       (79,877,282)
 Change in unrealized appreciation
  (depreciation) of investments..................       36,575,607       (212,234,558)
                                                    --------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................      (86,412,331)      (292,494,465)
                                                    --------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       13,599,011         17,465,982
  Transfers between funds including
   guaranteed interest account, net..............      815,533,724        (86,089,191)
  Transfers for contract benefits and
   terminations..................................      (31,291,287)       (44,393,137)
  Contract maintenance charges...................       (8,625,499)        (6,313,342)
                                                    --------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      789,215,949       (119,329,688)
                                                    --------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......            30,948           (122,000)
                                                    --------------    ---------------
Increase (Decrease) in Net Assets................      702,834,566       (411,946,153)
Net Assets -- Beginning of Period................      400,063,290        812,009,443
                                                    --------------    ---------------
Net Assets -- End of Period......................   $1,102,897,856    $   400,063,290
                                                    ==============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                 --
 Redeemed........................................               --                 --
                                                    --------------    ---------------
 Net Increase (Decrease).........................               --                 --
                                                    ==============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           73,314              2,829
 Redeemed........................................          (27,132)           (11,484)
                                                    --------------    ---------------
 Net Increase (Decrease).........................           46,182             (8,655)
                                                    ==============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-75

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                            EQ/MONEY MARKET
                                                  ------------------------------------
                                                         2009              2008
                                                  ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (18,440,066)    $    5,303,985
 Net realized gain (loss) on investments.........        (233,096)           (71,662)
 Change in unrealized appreciation
  (depreciation) of investments..................         156,107            (62,631)
                                                   --------------     --------------
 Net Increase (decrease) in net assets from
  operations.....................................     (18,517,055)         5,169,692
                                                   --------------     --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     343,074,508        737,101,790
  Transfers between funds including
   guaranteed interest account, net..............    (565,003,528)       301,263,885
  Transfers for contract benefits and
   terminations..................................    (300,033,661)      (392,439,992)
  Contract maintenance charges...................     (12,094,117)        (8,372,217)
                                                   --------------     --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (534,056,798)       637,553,466
                                                   --------------     --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          273,686           (270,893)
                                                   --------------     --------------
Increase (Decrease) in Net Assets................    (552,300,167)       642,452,265
Net Assets -- Beginning of Period................   1,493,974,972        851,522,707
                                                   --------------     --------------
Net Assets -- End of Period......................  $  941,674,805     $1,493,974,972
                                                   ==============     ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              22                 --
 Redeemed........................................              --                 --
                                                   --------------     --------------
 Net Increase (Decrease).........................              22                 --
                                                   ==============     ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          69,086            101,142
 Redeemed........................................         (99,039)           (55,686)
                                                   --------------     --------------
 Net Increase (Decrease).........................         (29,953)            45,456
                                                   ==============     ==============



                                                             EQ/MONTAG &                        EQ/MUTUAL
                                                           CALDWELL GROWTH                   LARGE CAP EQUITY
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,711,323)   $  (1,730,976)   $  (2,837,920)   $     6,293,951
 Net realized gain (loss) on investments.........    (14,655,162)      (6,065,466)     (25,424,474)       (17,044,008)
 Change in unrealized appreciation
  (depreciation) of investments..................     55,673,036      (53,756,587)      74,942,306       (126,766,530)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     39,306,551      (61,553,029)      46,679,912       (137,516,587)
                                                   -------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,647,314       28,840,231        7,462,774         37,815,910
  Transfers between funds including
   guaranteed interest account, net..............     (5,293,632)      84,271,697       (7,433,583)       (35,013,356)
  Transfers for contract benefits and
   terminations..................................     (6,259,023)      (6,620,843)      (9,814,336)       (11,816,877)
  Contract maintenance charges...................     (2,508,072)      (1,581,869)      (3,691,375)        (3,499,476)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (10,413,413)     104,909,216      (13,476,520)       (12,513,799)
                                                   -------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (138,933)              --        (18,384,000)
                                                   -------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     28,893,138       43,217,254       33,203,392       (168,414,386)
Net Assets -- Beginning of Period................    143,898,720      100,681,466      205,351,897        373,766,283
                                                   -------------    -------------    -------------    ---------------
Net Assets -- End of Period......................  $ 172,791,858    $ 143,898,720    $ 238,555,289    $   205,351,897
                                                   =============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................              1               --               --                 --
                                                   =============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,048           39,334            3,697              7,703
 Redeemed........................................        (14,313)         (14,430)          (5,500)            (9,140)
                                                   -------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................         (2,265)          24,904           (1,803)            (1,437)
                                                   =============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-76

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                        EQ/OPPENHEIMER GLOBAL
                                                  ---------------------------------
                                                        2009             2008
                                                  ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $    (999,512)   $     (171,937)
 Net realized gain (loss) on investments.........    (12,845,925)      (10,852,762)
 Change in unrealized appreciation
  (depreciation) of investments..................     52,404,085       (51,264,819)
                                                   -------------    --------------
 Net Increase (decrease) in net assets from
  operations.....................................     38,558,648       (62,289,518)
                                                   -------------    --------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     10,985,091        27,145,149
  Transfers between funds including
   guaranteed interest account, net..............     30,120,961        16,514,971
  Transfers for contract benefits and
   terminations..................................     (4,037,850)       (4,909,832)
  Contract maintenance charges...................     (1,941,981)       (1,293,315)
                                                   -------------    --------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     35,126,221        37,456,973
                                                   -------------    --------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --        (6,490,003)
                                                   -------------    --------------
Increase (Decrease) in Net Assets................     73,684,869       (31,322,548)
Net Assets -- Beginning of Period................     89,375,404       120,697,952
                                                   -------------    --------------
Net Assets -- End of Period......................  $ 163,060,273    $   89,375,404
                                                   =============    ==============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                --
 Redeemed........................................             --                --
                                                   -------------    --------------
 Net Increase (Decrease).........................              1                --
                                                   =============    ==============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,976             7,529
 Redeemed........................................         (3,519)           (3,931)
                                                   -------------    --------------
 Net Increase (Decrease).........................          4,457             3,598
                                                   =============    ==============



                                                             EQ/PIMCO ULTRA
                                                           SHORT BOND (f) (g)              EQ/QUALITY BOND PLUS (j)
                                                  ------------------------------------ ---------------------------------
                                                         2009               2008             2009             2008
                                                  ------------------ ----------------- ---------------- ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $   (3,730,126)   $    13,950,836   $   9,616,969    $  13,394,151
 Net realized gain (loss) on investments.........      (35,530,401)        55,798,470     (16,834,854)      (7,378,896)
 Change in unrealized appreciation
  (depreciation) of investments..................       69,287,120       (139,568,977)     27,244,526      (36,321,748)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................       30,026,593        (69,819,671)     20,026,641      (30,306,493)
                                                    --------------    ---------------   -------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       60,395,456        141,377,956      21,240,787       29,785,877
  Transfers between funds including
   guaranteed interest account, net..............      483,246,609        420,851,015     224,180,167      (32,254,968)
  Transfers for contract benefits and
   terminations..................................      (60,125,729)       (52,885,920)    (28,209,097)     (30,268,685)
  Contract maintenance charges...................      (16,164,814)        (8,645,672)     (5,183,336)      (3,825,471)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      467,351,522        500,697,379     212,028,521      (36,563,247)
                                                    --------------    ---------------   -------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --             48,998             600           27,469
                                                    --------------    ---------------   -------------    -------------
Increase (Decrease) in Net Assets................      497,378,115        430,926,706     232,055,762      (66,842,271)
Net Assets -- Beginning of Period................      917,877,204        486,950,498     326,287,401      393,129,672
                                                    --------------    ---------------   -------------    -------------
Net Assets -- End of Period......................   $1,415,255,319    $   917,877,204   $ 558,343,163    $ 326,287,401
                                                    ==============    ===============   =============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A                                               --
 Issued..........................................                9                 --              --               --
 Redeemed........................................               --                 --              --               --
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................                9                 --              --               --
                                                    ==============    ===============   =============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           97,475             78,030          50,229            6,787
 Redeemed........................................          (55,852)           (32,285)        (31,789)          (9,265)
                                                    --------------    ---------------   -------------    -------------
 Net Increase (Decrease).........................           41,623             45,745          18,440           (2,478)
                                                    ==============    ===============   =============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-77

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                              EQ/T. ROWE PRICE
                                                      EQ/SMALL COMPANY INDEX (l)              GROWTH STOCK (d)
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     283,901    $    (2,243,783)  $  (3,334,900)   $    (3,532,364)
 Net realized gain (loss) on investments.........    (47,942,631)        18,489,387     (11,405,129)        (1,812,083)
 Change in unrealized appreciation
  (depreciation) of investments..................    125,840,042       (168,643,358)     93,287,481       (120,650,775)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     78,181,312       (152,397,754)     78,547,452       (125,995,222)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     26,470,813         25,484,049      25,605,098         23,208,023
  Transfers between funds including
   guaranteed interest account, net..............     70,678,527         (8,035,308)     56,036,557             73,817
  Transfers for contract benefits and
   terminations..................................    (14,249,210)       (23,331,058)    (11,344,415)       (18,802,621)
  Contract maintenance charges...................     (4,521,055)        (3,832,287)     (3,031,774)        (2,409,909)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     78,379,075         (9,714,604)     67,265,466          2,069,310
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......       1,020,132            (13,000)             --            123,317
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................    157,580,519       (162,125,358)    145,812,918       (123,802,595)
Net Assets -- Beginning of Period................    282,566,957        444,692,315     167,269,498        291,072,093
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 440,147,476    $   282,566,957   $ 313,082,416    $   167,269,498
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              1                 --               3                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................              1                 --               3                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         17,034              5,604          11,610              4,607
 Redeemed........................................         (9,500)            (6,112)         (3,248)            (3,534)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          7,534               (508)          8,362              1,073
                                                   =============    ===============   =============    ===============



                                                             EQ/TEMPLETON
                                                            GLOBAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     (17,700)   $       121,902
 Net realized gain (loss) on investments.........    (20,976,814)       (15,288,794)
 Change in unrealized appreciation
  (depreciation) of investments..................     62,319,576        (95,839,083)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,325,062       (111,005,975)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      7,979,308         26,301,609
  Transfers between funds including
   guaranteed interest account, net..............     (4,747,160)       (36,421,901)
  Transfers for contract benefits and
   terminations..................................     (7,902,832)        (9,571,998)
  Contract maintenance charges...................     (2,749,566)        (2,661,067)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     (7,420,250)       (22,353,357)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (3,057,741)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     33,904,812       (136,417,073)
Net Assets -- Beginning of Period................    149,797,557        286,214,630
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 183,702,369    $   149,797,557
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,863              5,750
 Redeemed........................................         (4,876)            (8,149)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (1,013)            (2,399)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-78

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                      EQ/UBS GROWTH AND INCOME           EQ/VAN KAMPEN COMSTOCK
                                                  -------------------------------- ----------------------------------
                                                        2009            2008             2009              2008
                                                  --------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   (336,588)   $     (154,237)  $    (130,878)   $     1,146,291
 Net realized gain (loss) on investments.........    (7,822,551)       (2,709,534)    (22,515,911)        (6,783,819)
 Change in unrealized appreciation
  (depreciation) of investments..................    22,719,844       (30,779,777)     68,993,230       (103,659,127)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    14,560,705       (33,643,548)     46,346,441       (109,296,655)
                                                   ------------    --------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     4,943,208         6,896,212       7,018,764         22,199,653
  Transfers between funds including
   guaranteed interest account, net..............      (973,192)       (5,415,471)     (7,191,990)          (286,039)
  Transfers for contract benefits and
   terminations..................................    (2,000,024)       (3,505,033)     (8,733,057)       (10,777,798)
  Contract maintenance charges...................      (801,991)         (759,129)     (3,102,049)        (2,816,201)
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     1,168,001        (2,783,421)    (12,008,332)         8,319,615
                                                   ------------    --------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --                --              --         (3,318,600)
                                                   ------------    --------------   -------------    ---------------
Increase (Decrease) in Net Assets................    15,728,706       (36,426,969)     34,338,109       (104,295,640)
Net Assets -- Beginning of Period................    48,070,362        84,497,331     185,053,421        289,349,061
                                                   ------------    --------------   -------------    ---------------
Net Assets -- End of Period......................  $ 63,799,068    $   48,070,362   $ 219,391,530    $   185,053,421
                                                   ============    ==============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --                --              --                 --
 Redeemed........................................            --                --              --                 --
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................            --                --              --                 --
                                                   ============    ==============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         5,464             5,139           3,249              5,848
 Redeemed........................................        (4,392)           (5,300)         (4,883)            (4,779)
                                                   ------------    --------------   -------------    ---------------
 Net Increase (Decrease).........................         1,072              (161)         (1,634)             1,069
                                                   ============    ==============   =============    ===============



                                                            EQ/VAN KAMPEN
                                                            MID CAP GROWTH
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (4,344,315)   $    (4,334,837)
 Net realized gain (loss) on investments.........    (25,824,738)       (10,432,354)
 Change in unrealized appreciation
  (depreciation) of investments..................    155,347,475       (166,657,947)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    125,178,422       (181,425,138)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     17,349,251         56,603,270
  Transfers between funds including
   guaranteed interest account, net..............     69,598,413         38,012,249
  Transfers for contract benefits and
   terminations..................................    (11,360,676)       (13,513,191)
  Contract maintenance charges...................     (4,662,732)        (3,275,653)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................     70,924,256         77,826,675
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --         (4,880,466)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    196,102,678       (108,478,929)
Net Assets -- Beginning of Period................    210,352,684        318,831,613
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 406,455,362    $   210,352,684
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              3                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................              3                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         12,167             12,774
 Redeemed........................................         (5,895)            (7,072)
                                                   -------------    ---------------
 Net Increase (Decrease).........................          6,272              5,702
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-79

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                   FIDELITY(R) VIP  FIDELITY(R) VIP    FIDELITY(R) VIP
                                                     CONTRAFUND         MID CAP       STRATEGIC INCOME
                                                   PORTFOLIO* (b)    PORTFOLIO* (b)    PORTFOLIO* (b)
                                                  ---------------- ----------------- ------------------
                                                        2009              2009              2009
                                                  ---------------- ----------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................     $    (1)            $   --           $    (2)
 Net realized gain (loss) on investments.........          --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................          --                 --                21
                                                      -------             ------           -------
 Net Increase (decrease) in net assets from
  operations.....................................          (1)                --                19
                                                      -------             ------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      17,564              5,881            23,054
  Transfers between funds including
   guaranteed interest account, net..............          --                 --                --
  Transfers for contract benefits and
   terminations..................................          --                 --                --
  Contract maintenance charges...................          --                 --                --
                                                      -------             ------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................      17,564              5,881            23,054
                                                      -------             ------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           --                 --                --
                                                      -------             ------           -------
Increase (Decrease) in Net Assets................      17,563              5,881            23,073
Net Assets -- Beginning of Period................          --                 --                --
                                                      -------             ------           -------
Net Assets -- End of Period......................     $17,563             $5,881           $23,073
                                                      =======             ======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................          --                 --                --
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................          --                 --                --
                                                      =======             ======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................           2                  1                 2
 Redeemed........................................          --                 --                --
                                                      -------             ------           -------
 Net Increase (Decrease).........................           2                  1                 2
                                                      =======             ======           =======



                                                    FRANKLIN STRATEGIC     GOLDMAN SACHS      IVY FUNDS VIP
                                                          INCOME            VIT MID CAP          DIVIDEND
                                                   SECURITIES FUND* (b)   VALUE FUND* (b)   OPPORTUNITIES* (b)
                                                  ---------------------- ----------------- -------------------
                                                           2009                 2009               2009
                                                  ---------------------- ----------------- -------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (12)             $   --           $     (1)
 Net realized gain (loss) on investments.........             --                  --                 --
 Change in unrealized appreciation
  (depreciation) of investments..................             58                  (9)               (35)
                                                         -------              ------           --------
 Net Increase (decrease) in net assets from
  operations.....................................             46                  (9)               (36)
                                                         -------              ------           --------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         46,293               2,514             13,455
  Transfers between funds including
   guaranteed interest account, net..............             --                  --                 --
  Transfers for contract benefits and
   terminations..................................             --                  --                 --
  Contract maintenance charges...................             --                  --                 --
                                                         -------              ------            -------
 Net increase (decrease) in net assets from
  contractowners transactions....................         46,293               2,514             13,455
                                                         -------              ------            -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --                  --                 --
                                                         -------              ------            -------
Increase (Decrease) in Net Assets................         46,339               2,505             13,419
Net Assets -- Beginning of Period................             --                  --                 --
                                                         -------              ------            -------
Net Assets -- End of Period......................        $46,339              $2,505            $13,419
                                                         =======              ======            =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                  --                 --
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................             --                  --                 --
                                                         =======              ======            =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              5                  --                  1
 Redeemed........................................             --                  --                 --
                                                         -------              ------            -------
 Net Increase (Decrease).........................              5                  --                  1
                                                         =======              ======            =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-80

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                    IVY FUNDS VIP
                                                   IVY FUNDS VIP   GLOBAL NATURAL     IVY FUNDS VIP
                                                    ENERGY* (b)    RESOURCES* (b)   HIGH INCOME* (b)
                                                  --------------- ---------------- ------------------
                                                        2009            2009              2009
                                                  --------------- ---------------- ------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................      $ --            $    (9)          $   (10)
 Net realized gain (loss) on investments.........        --                 --                --
 Change in unrealized appreciation
  (depreciation) of investments..................        (8)              (370)              107
                                                       ----            -------           -------
 Net Increase (decrease) in net assets from
  operations.....................................        (8)              (379)               97
                                                       ----            -------           -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........       479             73,586            24,960
  Transfers between funds including
   guaranteed interest account, net..............        --                 --                --
  Transfers for contract benefits and
   terminations..................................        --                 --                --
  Contract maintenance charges...................        --                 --                --
                                                       ----            -------           -------
 Net increase (decrease) in net assets from
  contractowners transactions....................       479             73,586            24,960
                                                       ----            -------           -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --                 --                --
                                                       ----            -------           -------
Increase (Decrease) in Net Assets................       471             73,207            25,057
Net Assets -- Beginning of Period................        --                 --                --
                                                       ----            -------           -------
Net Assets -- End of Period......................      $471            $73,207           $25,057
                                                       ====            =======           =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --                 --                --
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                 --                --
                                                       ====            =======           =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --                  7                 2
 Redeemed........................................        --                 --                --
                                                       ----            -------           -------
 Net Increase (Decrease).........................        --                  7                 2
                                                       ====            =======           =======



                                                                          IVY FUNDS VIP    IVY FUNDS VIP
                                                      IVY FUNDS VIP        SCIENCE AND       SMALL CAP
                                                   MID CAP GROWTH* (b)   TECHNOLOGY* (b)    GROWTH* (b)
                                                  --------------------- ----------------- ---------------
                                                           2009                2009             2009
                                                  --------------------- ----------------- ---------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $    (1)          $   (1)          $   --
 Net realized gain (loss) on investments.........             --               --               --
 Change in unrealized appreciation
  (depreciation) of investments..................             (8)               5               (8)
                                                         -------           ------           ------
 Net Increase (decrease) in net assets from
  operations.....................................             (9)               4               (8)
                                                         -------           ------           ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         20,641            1,980            3,288
  Transfers between funds including
   guaranteed interest account, net..............             --               --               --
  Transfers for contract benefits and
   terminations..................................             --               --               --
  Contract maintenance charges...................             --               --               --
                                                         -------           ------           ------
 Net increase (decrease) in net assets from
  contractowners transactions....................         20,641            1,980            3,288
                                                         -------           ------           ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --               --               --
                                                         -------           ------           ------
Increase (Decrease) in Net Assets................         20,632            1,984            3,280
Net Assets -- Beginning of Period................             --               --               --
                                                         -------           ------           ------
Net Assets -- End of Period......................        $20,632           $1,984           $3,280
                                                         =======           ======           ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................             --               --               --
                                                         =======           ======           ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................              2               --               --
 Redeemed........................................             --               --               --
                                                         -------           ------           ------
 Net Increase (Decrease).........................              2               --               --
                                                         =======           ======           ======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-81

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                     LAZARD RETIREMENT
                                                      EMERGING MARKETS     MFS(R) INTERNATIONAL
                                                   EQUITY PORTFOLIO* (b)   VALUE PORTFOLIO* (b)
                                                  ----------------------- ----------------------
                                                            2009                   2009
                                                  ----------------------- ----------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................         $    (1)                 $   --
 Net realized gain (loss) on investments.........              --                      --
 Change in unrealized appreciation
  (depreciation) of investments..................              --                      --
                                                          -------                  ------
 Net Increase (decrease) in net assets from
  operations.....................................              (1)                     --
                                                          -------                  ------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........          22,523                   2,520
  Transfers between funds including
   guaranteed interest account, net..............              --                      --
  Transfers for contract benefits and
   terminations..................................              --                      --
  Contract maintenance charges...................              --                      --
                                                          -------                  ------
 Net increase (decrease) in net assets from
  contractowners transactions....................          22,523                   2,520
                                                          -------                  ------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......               --                      --
                                                          -------                  ------
Increase (Decrease) in Net Assets................          22,522                   2,520
Net Assets -- Beginning of Period................              --                      --
                                                          -------                  ------
Net Assets -- End of Period......................         $22,522                  $2,520
                                                          =======                  ======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................              --                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................              --                      --
                                                          =======                  ======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................               2                      --
 Redeemed........................................              --                      --
                                                          -------                  ------
 Net Increase (Decrease).........................               2                      --
                                                          =======                  ======



                                                            MULTIMANAGER                       MULTIMANAGER
                                                        AGGRESSIVE EQUITY (h)                    CORE BOND
                                                  --------------------------------- -----------------------------------
                                                        2009             2008              2009              2008
                                                  ---------------- ---------------- ------------------ ----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,790,030)   $  (1,118,102)    $   19,058,581    $  23,798,189
 Net realized gain (loss) on investments.........    (12,286,920)      (1,624,330)        (1,947,205)      15,603,058
 Change in unrealized appreciation
  (depreciation) of investments..................     18,886,872      (58,474,374)        40,797,591      (31,731,111)
                                                   -------------    -------------     --------------    -------------
 Net Increase (decrease) in net assets from
  operations.....................................      4,809,922      (61,216,806)        57,908,967        7,670,136
                                                   -------------    -------------     --------------    -------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      3,248,390        9,564,526         85,620,629       41,424,004
  Transfers between funds including
   guaranteed interest account, net..............    271,330,555       (5,793,823)       225,583,404       97,217,901
  Transfers for contract benefits and
   terminations..................................     (6,664,007)      (8,692,522)       (54,135,987)     (58,488,580)
  Contract maintenance charges...................     (1,938,975)        (926,538)       (11,596,104)      (7,142,205)
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    265,975,963       (5,848,357)       245,471,942       73,011,120
                                                   -------------    -------------     --------------    -------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......        (419,927)          (2,000)                --            7,001
                                                   -------------    -------------     --------------    -------------
Increase (Decrease) in Net Assets................    270,365,958      (67,067,163)       303,380,909       80,688,257
Net Assets -- Beginning of Period................     67,742,645      134,809,808        734,752,733      654,064,476
                                                   -------------    -------------     --------------    -------------
Net Assets -- End of Period......................  $ 338,108,603    $  67,742,645     $1,038,133,642    $ 734,752,733
                                                   =============    =============     ==============    =============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --                 --               --
 Redeemed........................................             --               --                 --               --
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................             --               --                 --               --
                                                   =============    =============     ==============    =============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         47,962            1,451             41,077           20,826
 Redeemed........................................        (31,144)          (1,314)           (20,178)         (14,144)
                                                   -------------    -------------     --------------    -------------
 Net Increase (Decrease).........................         16,818              137             20,899            6,682
                                                   =============    =============     ==============    =============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-82

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER
                                                         INTERNATIONAL EQUITY
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $     529,394    $       486,272
 Net realized gain (loss) on investments.........    (40,200,014)         8,237,064
 Change in unrealized appreciation
  (depreciation) of investments..................    140,444,319       (341,084,511)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,773,699       (332,361,175)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     31,467,106         56,365,595
  Transfers between funds including
   guaranteed interest account, net..............     (7,993,196)       (10,558,070)
  Transfers for contract benefits and
   terminations..................................    (16,720,684)       (31,963,390)
  Contract maintenance charges...................     (5,708,119)        (5,916,942)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      1,045,107          7,927,193
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          12,001             (9,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    101,830,807       (324,443,980)
Net Assets -- Beginning of Period................    356,075,829        680,519,809
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 457,906,636    $   356,075,829
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          7,015              8,713
 Redeemed........................................         (6,890)            (8,554)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            125                159
                                                   =============    ===============



                                                            MULTIMANAGER
                                                              LARGE CAP                        MULTIMANAGER
                                                             CORE EQUITY                     LARGE CAP GROWTH
                                                  --------------------------------- ----------------------------------
                                                        2009             2008             2009              2008
                                                  ---------------- ---------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................   $     23,909    $  (1,282,817)   $  (2,348,807)   $    (3,718,749)
 Net realized gain (loss) on investments.........     (9,143,855)      (3,053,168)     (20,651,082)        (9,797,892)
 Change in unrealized appreciation
  (depreciation) of investments..................     38,805,231      (63,496,754)      78,511,066       (130,114,572)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     29,685,285      (67,832,739)      55,511,177       (143,631,213)
                                                    ------------    -------------    -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........      5,491,082        9,354,533        6,360,377         16,849,861
  Transfers between funds including
   guaranteed interest account, net..............      8,806,980       (9,332,214)      (3,640,831)        (8,336,400)
  Transfers for contract benefits and
   terminations..................................     (6,050,730)     (11,469,633)     (10,347,375)       (17,897,682)
  Contract maintenance charges...................     (1,542,848)      (1,476,378)      (2,619,849)        (2,756,466)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,704,484      (12,923,692)     (10,247,678)       (12,140,687)
                                                    ------------    -------------    -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --          (20,000)           7,503             17,799
                                                    ------------    -------------    -------------    ---------------
Increase (Decrease) in Net Assets................     36,389,769      (80,776,431)      45,271,002       (155,754,101)
Net Assets -- Beginning of Period................     96,573,555      177,349,986      166,671,952        322,426,053
                                                    ------------    -------------    -------------    ---------------
Net Assets -- End of Period......................   $132,963,324    $  96,573,555    $ 211,942,954    $   166,671,952
                                                    ============    =============    =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --               --               --                 --
 Redeemed........................................             --               --               --                 --
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................             --               --               --                 --
                                                    ============    =============    =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,231            2,988            3,129              5,329
 Redeemed........................................         (2,617)          (4,180)          (4,693)            (6,618)
                                                    ------------    -------------    -------------    ---------------
 Net Increase (Decrease).........................            614           (1,192)          (1,564)            (1,289)
                                                    ============    =============    =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-83

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                           LARGE CAP VALUE                     MID CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   1,231,633    $      (319,364)  $  (3,614,543)   $    (4,650,103)
 Net realized gain (loss) on investments.........    (46,653,561)       (16,837,588)    (25,660,047)       (10,437,894)
 Change in unrealized appreciation
  (depreciation) of investments..................    112,693,080       (209,296,551)    114,933,970       (161,055,636)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     67,271,152       (226,453,503)     85,659,380       (176,143,633)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     19,030,078         49,428,992      14,960,375         19,078,584
  Transfers between funds including
   guaranteed interest account, net..............    (30,645,008)       (17,111,832)     (3,633,243)       (14,926,472)
  Transfers for contract benefits and
   terminations..................................    (17,195,237)       (30,886,054)    (12,645,095)       (22,102,169)
  Contract maintenance charges...................     (5,043,108)        (5,157,236)     (3,546,127)        (3,456,566)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,853,275)        (3,726,130)     (4,864,090)       (21,406,623)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......           6,000            (22,001)         17,773             27,430
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     33,423,877       (230,201,634)     80,813,063       (197,522,826)
Net Assets -- Beginning of Period................    353,379,357        583,580,991     216,712,767        414,235,593
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 386,803,234    $   353,379,357   $ 297,525,830    $   216,712,767
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          4,234              8,703           4,409              4,150
 Redeemed........................................         (7,871)            (9,492)         (5,060)            (6,229)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................         (3,637)              (789)           (651)            (2,079)
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                            MID CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $   4,517,447    $    (3,143,018)
 Net realized gain (loss) on investments.........    (35,769,543)       (27,146,095)
 Change in unrealized appreciation
  (depreciation) of investments..................    131,949,303       (107,537,998)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................    100,697,207       (137,827,111)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     21,788,983         20,268,911
  Transfers between funds including
   guaranteed interest account, net..............      3,060,672        (14,425,378)
  Transfers for contract benefits and
   terminations..................................    (14,330,374)       (23,248,754)
  Contract maintenance charges...................     (3,901,407)        (3,408,946)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      6,617,874        (20,814,167)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          11,000            (39,702)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................    107,326,081       (158,680,980)
Net Assets -- Beginning of Period................    234,433,676        393,114,656
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 341,759,757    $   234,433,676
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          6,361              5,114
 Redeemed........................................         (5,763)            (6,695)
                                                   -------------    ---------------
 Net Increase (Decrease).........................            598             (1,581)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-84

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                             MULTIMANAGER                       MULTIMANAGER
                                                          MULTI-SECTOR BOND                   SMALL CAP GROWTH
                                                  ---------------------------------- ----------------------------------
                                                        2009              2008             2009              2008
                                                  ---------------- ----------------- ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  17,194,123    $    52,758,725   $  (2,370,794)   $    (2,723,714)
 Net realized gain (loss) on investments.........    (63,176,365)       (38,020,929)    (23,652,038)       (16,613,041)
 Change in unrealized appreciation
  (depreciation) of investments..................     87,731,032       (201,076,743)     74,520,459        (81,669,836)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     41,748,790       (186,338,947)     48,497,627       (101,006,591)
                                                   -------------    ---------------   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     20,333,762         29,911,093      16,716,400         19,629,713
  Transfers between funds including
   guaranteed interest account, net..............     28,501,019       (119,893,179)      7,922,857        (15,042,379)
  Transfers for contract benefits and
   terminations..................................    (37,010,611)       (64,454,973)     (6,276,872)        (8,451,130)
  Contract maintenance charges...................     (6,919,475)        (7,024,175)     (2,436,003)        (2,125,982)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................      4,904,695       (161,461,234)     15,926,382         (5,989,778)
                                                   -------------    ---------------   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          31,305             78,000              --         (3,699,991)
                                                   -------------    ---------------   -------------    ---------------
Increase (Decrease) in Net Assets................     46,684,790       (347,722,181)     64,424,009       (110,696,360)
Net Assets -- Beginning of Period................    531,806,711        879,528,892     135,537,202        246,233,562
                                                   -------------    ---------------   -------------    ---------------
Net Assets -- End of Period......................  $ 578,491,501    $   531,806,711   $ 199,961,211    $   135,537,202
                                                   =============    ===============   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --                 --
 Redeemed........................................             --                 --              --                 --
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................             --                 --              --                 --
                                                   =============    ===============   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          9,422              3,397          11,195              7,074
 Redeemed........................................         (7,909)           (11,958)         (7,055)            (6,975)
                                                   -------------    ---------------   -------------    ---------------
 Net Increase (Decrease).........................          1,513             (8,561)          4,140                 99
                                                   =============    ===============   =============    ===============



                                                             MULTIMANAGER
                                                           SMALL CAP VALUE
                                                  ----------------------------------
                                                        2009              2008
                                                  ---------------- -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (1,545,261)   $    (6,670,841)
 Net realized gain (loss) on investments.........    (60,110,466)       (43,863,204)
 Change in unrealized appreciation
  (depreciation) of investments..................    145,403,986       (199,190,979)
                                                   -------------    ---------------
 Net Increase (decrease) in net assets from
  operations.....................................     83,748,259       (249,725,024)
                                                   -------------    ---------------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,015,985         13,780,041
  Transfers between funds including
   guaranteed interest account, net..............    (19,337,941)       (69,210,950)
  Transfers for contract benefits and
   terminations..................................    (20,673,166)       (44,406,413)
  Contract maintenance charges...................     (4,967,555)        (5,530,698)
                                                   -------------    ---------------
 Net increase (decrease) in net assets from
  contractowners transactions....................    (33,962,677)      (105,368,020)
                                                   -------------    ---------------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......          15,573            (89,998)
                                                   -------------    ---------------
Increase (Decrease) in Net Assets................     49,801,155       (355,183,042)
Net Assets -- Beginning of Period................    368,970,510        724,153,552
                                                   -------------    ---------------
Net Assets -- End of Period......................  $ 418,771,665    $   368,970,510
                                                   =============    ===============
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --
 Redeemed........................................             --                 --
                                                   -------------    ---------------
 Net Increase (Decrease).........................             --                 --
                                                   =============    ===============
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................          3,265              2,332
 Redeemed........................................         (6,656)           (10,119)
                                                   -------------    ---------------
 Net Increase (Decrease).........................         (3,391)            (7,787)
                                                   =============    ===============

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-85

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         PIMCO VARIABLE
                                                                                        INSURANCE TRUST
                                                             MULTIMANAGER               EMERGING MARKETS
                                                              TECHNOLOGY              BOND PORTFOLIO* (b)
                                                  ---------------------------------- ---------------------
                                                        2009              2008                2009
                                                  ---------------- ----------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $  (3,925,576)   $    (4,289,714)        $    64
 Net realized gain (loss) on investments.........    (24,402,155)         4,441,497              --
 Change in unrealized appreciation
  (depreciation) of investments..................    146,694,797       (179,730,920)           (162)
                                                   -------------    ---------------         -------
 Net Increase (decrease) in net assets from
  operations.....................................    118,367,066       (179,579,137)            (98)
                                                   -------------    ---------------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........     11,993,177         35,208,395          96,040
  Transfers between funds including
   guaranteed interest account, net..............     58,399,558        (15,171,707)             --
  Transfers for contract benefits and
   terminations..................................    (12,679,557)       (18,827,762)             --
  Contract maintenance charges...................     (3,816,883)        (2,908,072)             --
                                                   -------------    ---------------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................     53,896,295         (1,699,146)         96,040
                                                   -------------    ---------------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......              --           (131,500)             --
                                                   -------------    ---------------         -------
Increase (Decrease) in Net Assets................    172,263,361       (181,409,783)         95,942
Net Assets -- Beginning of Period................    192,768,758        374,178,541              --
                                                   -------------    ---------------         -------
Net Assets -- End of Period......................  $ 365,032,119    $   192,768,758         $95,942
                                                   =============    ===============         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................             --                 --              --
 Redeemed........................................             --                 --              --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................             --                 --              --
                                                   =============    ===============         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................         15,683             10,081              10
 Redeemed........................................         (9,926)           (10,616)             --
                                                   -------------    ---------------         -------
 Net Increase (Decrease).........................          5,757               (535)             10
                                                   =============    ===============         =======



                                                        PIMCO VARIABLE       PIMCO VARIABLE
                                                       INSURANCE TRUST       INSURANCE TRUST
                                                         REAL RETURN          TOTAL RETURN
                                                   STRATEGY PORTFOLIO* (b)   PORTFOLIO* (b)   PROFUND VP BEAR* (b)
                                                  ------------------------- ---------------- ---------------------
                                                             2009                 2009                2009
                                                  ------------------------- ---------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (5)             $    (6)            $    (2)
 Net realized gain (loss) on investments.........                6                   15                  --
 Change in unrealized appreciation
  (depreciation) of investments..................              (21)                 (46)                 65
                                                           -------              -------             -------
 Net Increase (decrease) in net assets from
  operations.....................................              (20)                 (37)                 63
                                                           -------              -------             -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           70,985               78,168              11,047
  Transfers between funds including
   guaranteed interest account, net..............               --                   --                  --
  Transfers for contract benefits and
   terminations..................................               --                   --                  --
  Contract maintenance charges...................               --                   --                  --
                                                           -------              -------             -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           70,985               78,168              11,047
                                                           -------              -------             -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                   --                  --
                                                           -------              -------             -------
Increase (Decrease) in Net Assets................           70,965               78,131              11,110
Net Assets -- Beginning of Period................               --                   --                  --
                                                           -------              -------             -------
Net Assets -- End of Period......................          $70,965              $78,131             $11,110
                                                           =======              =======             =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                   --                  --
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................               --                   --                  --
                                                           =======              =======             =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                7                    8                   1
 Redeemed........................................               --                   --                  --
                                                           -------              -------             -------
 Net Increase (Decrease).........................                7                    8                   1
                                                           =======              =======             =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-86

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

FOR THE YEARS ENDED DECEMBER 31,


                                                       PROFUND VP            TARGET 2035
                                                   BIOTECHNOLOGY* (b)         ALLOCATION
                                                  -------------------- ------------------------
                                                          2009            2009         2008
                                                  -------------------- ---------- -------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................        $   (1)        $ 32,204   $    24,776
 Net realized gain (loss) on investments.........            --            2,803        14,656
 Change in unrealized appreciation
  (depreciation) of investments..................           (35)         152,774      (486,172)
                                                         ------         --------   -----------
 Net Increase (decrease) in net assets from
  operations.....................................           (36)         187,781      (446,740)
                                                         ------         --------   -----------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........         3,640               --            --
  Transfers between funds including
   guaranteed interest account, net..............            --               --            --
  Transfers for contract benefits and
   terminations..................................            --               --            --
  Contract maintenance charges...................            --               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in net assets from
  contractowners transactions....................         3,640               --            --
                                                         ------         --------   -----------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......             --               --            --
                                                         ------         --------   -----------
Increase (Decrease) in Net Assets................         3,604          187,781      (446,740)
Net Assets -- Beginning of Period................            --          730,151     1,176,891
                                                         ------         --------   -----------
Net Assets -- End of Period......................        $3,604         $917,932   $   730,151
                                                         ======         ========   ===========
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................            --               --            --
 Redeemed........................................            --               --            --
                                                         ------         --------   -----------
 Net Increase (Decrease).........................            --               --            --
                                                         ======         ========   ===========



                                                                            TEMPLETON DEVELOPING
                                                        TARGET 2045               MARKETS
                                                         ALLOCATION         SECURITIES FUND* (b)
                                                  ------------------------ ---------------------
                                                     2009         2008              2009
                                                  ---------- ------------- ---------------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................  $ 31,332   $    21,233         $    (4)
 Net realized gain (loss) on investments.........     3,755        20,734              --
 Change in unrealized appreciation
  (depreciation) of investments..................   159,872      (532,414)            174
                                                   --------   -----------         -------
 Net Increase (decrease) in net assets from
  operations.....................................   194,959      (490,447)            170
                                                   --------   -----------         -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........        --            --          27,943
  Transfers between funds including
   guaranteed interest account, net..............        --            --              --
  Transfers for contract benefits and
   terminations..................................        --            --              --
  Contract maintenance charges...................        --            --              --
                                                   --------   -----------         -------
 Net increase (decrease) in net assets from
  contractowners transactions....................        --            --          27,943
                                                   --------   -----------         -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......         --            --              --
                                                   --------   -----------         -------
Increase (Decrease) in Net Assets................   194,959      (490,447)         28,113
Net Assets -- Beginning of Period................   698,248     1,188,695              --
                                                   --------   -----------         -------
Net Assets -- End of Period......................  $893,207   $   698,248         $28,113
                                                   ========   ===========         =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................        --            --              --
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --              --
                                                   ========   ===========         =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................        --            --               2
 Redeemed........................................        --            --              --
                                                   --------   -----------         -------
 Net Increase (Decrease).........................        --            --               2
                                                   ========   ===========         =======

-------
The accompanying notes are an integral part of these financial statements.


                                     FSA-87

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,


                                                           TEMPLETON              VAN ECK
                                                          GLOBAL BOND          WORLDWIDE HARD
                                                     SECURITIES FUND* (b)     ASSETS FUND* (b)
                                                    ----------------------   -----------------
                                                             2009                   2009
                                                    ----------------------   -----------------
Increase (Decrease) in Net Assets
From Operations:
 Net investment income (loss)....................          $    (3)               $    (2)
 Net realized gain (loss) on investments.........               --                     --
 Change in unrealized appreciation
  (depreciation) of investments..................               45                   (207)
                                                           -------                -------
 Net Increase (decrease) in net assets from
  operations.....................................               42                   (209)
                                                           -------                -------
Contractowners Transactions:
 Contributions and Transfers:
  Payments received from contractowners..........           26,693                 10,006
  Transfers between funds including
   guaranteed interest account, net..............               --                     --
  Transfers for contract benefits and
   terminations..................................               --                     --
  Contract maintenance charges...................               --                     --
                                                           -------                -------
 Net increase (decrease) in net assets from
  contractowners transactions....................           26,693                 10,006
                                                           -------                -------
 Net increase (decrease) in amount retained by
  AXA Equitable in Separate Account No. 49......                --                     --
                                                           -------                -------
Increase (Decrease) in Net Assets................           26,735                  9,797
Net Assets -- Beginning of Period................               --                     --
                                                           -------                -------
Net Assets -- End of Period......................          $26,735                $ 9,797
                                                           =======                =======
Changes in Units (000's):
Unit Activity 1.30% to 1.70% Class A
 Issued..........................................               --                     --
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................               --                     --
                                                           =======                =======
Unit Activity 0.00% to 1.90% Class B
 Issued..........................................                3                      1
 Redeemed........................................               --                     --
                                                           -------                -------
 Net Increase (Decrease).........................                3                      1
                                                           =======                =======

-------
The accompanying notes are an integral part of these financial statements.
(a) Units were made available for sale on June 08, 2009.
(b) Units were made available for sale on December 14, 2009.
(c) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(d) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(e) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(f) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.

                                     FSA-88

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

STATEMENTS OF CHANGES IN NET ASSETS (Concluded)

FOR THE YEARS ENDED DECEMBER 31,

(g) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(h) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(i) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(j) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(k) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(l) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.
* Denotes Variable Investment Options that invest in shares of non EQ Advisors Trust or AXA Premier VIP Trust portfolios that are categorized as Class B units. These are classified as Class B, based on the 12b-1 fees imposed, as further described in Note 5.


                                     FSA-89

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements

December 31, 2009


1. Organization

   AXA Equitable Life Insurance Company ("AXA Equitable") Separate Account No. 49 ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Account has Variable Investment Options, each of which invests in shares of a mutual fund portfolio of AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc. , American Century Variable Portfolios, Inc. , AXA Premier VIP Trust ("VIP"), BlackRock Variable Series Funds, Inc. , EQ Advisors Trust ("EQAT"), Fidelity Variable Insurance Products Funds, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Lazard Retirement Series, Inc., MFS Variable Insurance Trust, PIMCO Variable Insurance Trust , ProFunds, T.Rowe Price Equity Series, Inc., and Van Eck Worldwide Insurance Trust ("The Trusts"). The Trusts are open-ended diversified management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of The Trusts have separate investment objectives. These financial statements and notes are those of the Variable Investment Options of the Account.

   The Account consists of the following separate Variable Investment Options:

     AIM Variable Insurance Funds
     ----------------------------
   o AIM V.I. Financial Services Fund**
   o AIM V.I. Global Real Estate Fund
   o AIM V.I. International Growth Fund**
   o AIM V.I. Leisure Fund**
   o AIM V.I. Mid Cap Core Equity Fund
   o AIM V.I. Small Cap Equity Fund**

     AllianceBernstein Variable Product
     ----------------------------------
     Series Fund, Inc.*
     ------------------
   o AllianceBernstein Balanced Wealth Strategy Portfolio**
   o AllianceBernstein International Growth Portfolio**

     American Century Variable Portfolios, Inc.
     ------------------------------------------
   o American Century VP Large Company Value Fund**
   o American Century VP Mid Cap Value Fund

     AXA Premier VIP Trust*
     ----------------------
   o AXA Aggressive Allocation
   o AXA Conservative Allocation
   o AXA Conservative-Plus Allocation
   o AXA Moderate Allocation
   o AXA Moderate-Plus Allocation
   o Multimanager Aggressive Equity
   o Multimanager Core Bond
   o Multimanager International Equity
   o Multimanager Large Cap Core Equity
   o Multimanager Large Cap Growth
   o Multimanager Large Cap Value
   o Multimanager Mid Cap Growth
   o Multimanager Mid Cap Value
   o Multimanager Multi-Sector Bond(13)
   o Multimanager Small Cap Growth
   o Multimanager Small Cap Value
   o Multimanager Technology
   o Target 2035 Allocation
   o Target 2045 Allocation

     BlackRock Variable Series Funds, Inc.
     -------------------------------------
   o BlackRock Global Allocation V.I. Fund
   o BlackRock Large Cap Growth V.I Fund**

     EQ Advisors Trust*
     ------------------
   o All Asset Allocation
   o AXA Balanced Strategy
   o AXA Conservative Growth Strategy
   o AXA Conservative Strategy
   o AXA Growth Strategy
   o AXA Moderate Growth Strategy
   o AXA Tactical Manager 2000 I
   o AXA Tactical Manager 400 I
   o AXA Tactical Manager 500 I
   o AXA Tactical Manager International I
   o EQ/AllianceBernstein International
   o EQ/AllianceBernstein Small Cap Growth
   o EQ/AXA Franklin Small Cap Value Core(2)
   o EQ/BlackRock Basic Value Equity
   o EQ/BlackRock International Value
   o EQ/Boston Advisors Equity Income
   o EQ/Calvert Socially Responsible
   o EQ/Capital Guardian Growth
   o EQ/Capital Guardian Research
   o EQ/Common Stock Index(3)
   o EQ/Core Bond Index(4)
   o EQ/Davis New York Venture
   o EQ/Equity 500 Index
   o EQ/Equity Growth PLUS(5)
   o EQ/Evergreen Omega
   o EQ/Franklin Core Balanced(1)
   o EQ/Franklin Templeton Allocation(6)
   o EQ/GAMCO Mergers and Acquisitions
   o EQ/GAMCO Small Company Value
   o EQ/Global Bond PLUS(7)
   o EQ/Global Multi-Sector Equity(8)
   o EQ/Intermediate Government Bond Index(9)
   o EQ/International Core PLUS

                                        FSA-90

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Continued)

   o EQ/International ETF
   o EQ/International Growth
   o EQ/JPMorgan Value Opportunities
   o EQ/Large Cap Core PLUS
   o EQ/Large Cap Growth Index
   o EQ/Large Cap Growth PLUS
   o EQ/Large Cap Value Index
   o EQ/Large Cap Value PLUS
   o EQ/Lord Abbett Growth and Income
   o EQ/Lord Abbett Large Cap Core
   o EQ/Mid Cap Index
   o EQ/Mid Cap Value PLUS
   o EQ/Money Market
   o EQ/Montag & Caldwell Growth
   o EQ/Mutual Large Cap Equity(10)
   o EQ/Oppenheimer Global
   o EQ/PIMCO Ultra Short Bond(11)
   o EQ/Quality Bond PLUS
   o EQ/Small Company Index
   o EQ/T. Rowe Price Growth Stock
   o EQ/Templeton Global Equity(12)
   o EQ/UBS Growth and Income
   o EQ/Van Kampen Comstock
   o EQ/Van Kampen Mid Cap Growth

     Fidelity(R) Variable Insurance Products Funds
     ---------------------------------------------
   o Fidelity(R) VIP Asset Manager: Growth Portfolio**
   o Fidelity(R) VIP Contrafund(R) Portfolio
   o Fidelity(R) VIP Mid Cap Portfolio
   o Fidelity(R) VIP Strategic Income Portfolio

     Franklin Templeton Variable Insurance Products Trust
     ----------------------------------------------------
   o Franklin Strategic Income Securities Fund
   o Templeton Developing Markets Securities Fund
   o Templeton Foreign Securities Fund**
   o Templeton Global Bond Securities Fund


     Goldman Sachs Variable Insurance Trust - Variable Insurance Portfolios
     ----------------------------------------------------------------------
   o Goldman Sachs VIT Mid Cap Value Fund

     Ivy Funds Variable Insurance Portfolios
     ---------------------------------------
   o Ivy Funds VIP Dividend Opportunities
   o Ivy Funds VIP Energy
   o Ivy Funds VIP Global Natural Resources
   o Ivy Funds VIP High Income
   o Ivy Funds VIP Mid Cap Growth
   o Ivy Funds VIP Science and Technology
   o Ivy Funds VIP Small Cap Growth

     Lazard Retirement Series, Inc.
     ------------------------------
   o Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) Variable Insurance Trust
     -------------------------------
   o MFS(R) International Value Portfolio
   o MFS(R) Investors Growth Stock Series**
   o MFS(R) Investors Trust Series**
   o MFS(R) Technology Portfolio**
   o MFS(R) Utilities Series**

     PIMCO Variable Insurance Trust
     ------------------------------
   o PIMCO Variable Insurance Trust CommodityRealReturn(R)
     Strategy Portfolio**
   o PIMCO Variable Insurance Trust Emerging Markets Bond
     Portfolio
   o PIMCO Variable Insurance Trust Real Return Strategy Portfolio
   o PIMCO Variable Insurance Trust Total Return Portfolio

     ProFunds
     --------
   o ProFund VP Bear
   o ProFund VP Biotechnology

     T. Rowe Price Equity Series, Inc.
     ---------------------------------
   o T. Rowe Price Health Sciences Portfolio II**

     Van Eck Worldwide Insurance Trust
     ---------------------------------
   o Van Eck Worldwide Hard Assets Fund


                                     FSA-91

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


1. Organization (Concluded)

   (1) Fund was renamed twice this year. EQ/Franklin Income was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Income Core. On 09/18/09 the second change resulted in the current name.
   (2)  Formerly known as EQ/Franklin Small Cap Value
   (3)  Formerly known as EQ/AllianceBernstein Common Stock
   (4)  Formerly known as EQ/JPMorgan Core Bond
   (5) Fund was renamed twice this year. EQ/Marsico Focus was the former name, until 05/01/09 when name changed to EQ/Focus PLUS. On 09/11/09 the second change resulted in the current name.
   (6) Fund was renamed twice this year. EQ/Franklin Templeton Founding Strategy was the former name, until 05/01/09 when name changed to EQ/AXA Franklin Templeton Founding Strategy Core. On 09/18/09 the second name change resulted in the current name.
   (7)  Formerly known as EQ/Evergreen International Bond
   (8)  Formerly known as EQ/Van Kampen Emerging Markets Equity
   (9)  Formerly known as EQ/AllianceBernstein Intermediate Government
        Securities
   (10) Fund was renamed twice this year. EQ/Mutual Shares was the former name, until 05/01/09 when name changed to EQ/AXA Mutual Shares Core. On 09/18/09 the second name change resulted in the current name.
   (11) Formerly known as EQ/PIMCO Real Return
   (12) Fund was renamed twice this year. EQ/Templeton Growth was the former name, until 05/01/09 name changed to EQ/AXA Templeton Templeton Growth Core. On 09/18/09 the second name change resulted in the current name.
   (13) Formerly known as Multimanager High Yield

   * An affiliate of AXA Equitable provides advisory services to one or more Portfolios of this Trust.

   ** Fund is only included on the list of Variable Investment Options included in the Account. Although available for sale on 12/14/2009, there were no purchases for 2009. With zero balance and no activity to report, the fund is excluded from all other sections of the financial statements.


   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct.

   The Account is used to fund benefits for variable annuities issued by AXA Equitable including the Accumulator, Accumulator Plus, Accumulator Elite, Accumulator Select, Stylus, Accumulator Advisor, Accumulator Express, Retirement Income for Life, Retirement Cornerstone, including all contracts issued currently. These annuities in the Accumulator series and Retirement Cornerstone Series are offered with the same Variable Investment Options for use as a nonqualified annuity (NQ) for after-tax contributions only, or when used as an investment vehicle for certain qualified plans (QP), an individual retirement annuity (IRA) or a tax-shelter annuity (TSA). The Accumulator series and Retirement Cornerstone Series of annuities are offered under group and individual variable annuity forms.

   The amount retained by AXA Equitable in the Account arises principally from
   (1) contributions from AXA Equitable, (2) mortality and expense charges and asset-based administration charges and distribution charges accumulated in the Account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to accumulation units. Amounts retained by AXA Equitable are not subject to charges for mortality and expense risks, asset-based administration charges and distribution charges. Amounts retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account.


   Each of the Variable Investment Options of the Account bears indirectly exposure to the market, credit, and liquidity risks of the Portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Trusts, which are distributed by AXA Equitable to the Contractowners.

   In the normal course of business, the Variable Investment Options of the Account enter into contracts that may include agreements to indemnify another party under given circumstances. The Variable Investment Options' maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Account.


2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America
   (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Effective April 1, 2009, and as further described in Note 3 of the financial statements, the Account implemented the new guidance related to Fair Value Measurements and Disclosures. This modification retains the "exit price" objective of fair value measurement and provides additional guidance for estimating fair value when the volume and level of market activity for the asset or liability have significantly


                                     FSA-92

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


2. Significant Accounting Policies (Concluded)

   decreased in relation to normal market activity. This guidance also references guidance on distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Implementation of the revised guidance did not have an impact on the net assets of the Account.

   Investments are made in shares of The Trusts and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by The Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   Investment transactions are recorded by the Account on the trade date. Dividends and distributions of capital gains from The Trusts are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of The Trusts' shares (determined on the identified cost basis) and (2) The Trusts' distributions representing the net realized gains on The Trusts' investment transactions.

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders and death benefits.

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account, and/or fixed maturity options of Separate Account No. 46. Transfers between funds including guaranteed interest account, net, are amounts that participants have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account and the fixed maturity option of Separate Account No. 46. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges (which represent deferred contingent withdrawal charges) are included in transfers, benefits and terminations to the extent that such charges apply to the contracts. Administrative charges are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   The operations of the Account are included in the federal income tax return of AXA Equitable which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax which is attributable to the Account if the law is changed.

                                     FSA-93

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


3. Fair Value Disclosures

   Under GAAP fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quotes prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investment and receivable assets of each Variable Investment Option of the Account have been classified as Level 1. As described in Note 1 to the financial statements, the Account invests in open-ended mutual funds, available to Contractholders of variable insurance policies. The Variable Investment Options may, without restriction, transact at the daily Net Asset Value(s) ("NAV") of the mutual funds. The NAV represents the daily per share value of the Portfolio of investments of the mutual funds, at which sufficient volumes of transactions occur.

   As of December 31, 2009, the Account did not hold any investments with significant unobservable inputs (Level 3).


4. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:


                                                    Purchases         Sales
                                                ---------------- --------------
AIM V.I. Global Real Estate Fund.............    $       11,500   $          1
AIM V.I. Mid Cap Core Equity Fund............               639             --
All Asset Allocation.........................            10,372             --
American Century VP Mid Cap Value Fund.......               962             --
AXA Aggressive Allocation....................       827,633,849    425,582,655
AXA Balanced Strategy........................        93,934,204      1,532,645
AXA Conservative Allocation..................     1,068,101,425    592,240,487
AXA Conservative Growth Strategy.............        54,449,975        682,836
AXA Conservative Strategy....................        34,403,127        961,424
AXA Conservative-Plus Allocation.............       608,054,999    260,292,172
AXA Growth Strategy..........................       193,443,251      1,201,801
AXA Moderate Allocation......................     1,862,902,044    568,044,738
AXA Moderate Growth Strategy.................       213,049,789      1,479,748
AXA Moderate-Plus Allocation.................     2,156,059,258    818,337,399
AXA Tactical Manager 2000 I..................           288,181             17
AXA Tactical Manager 400 I...................           285,050             16
AXA Tactical Manager 500 I...................           470,758             46
AXA Tactical Manager International I.........           291,240             33
BlackRock Global Allocation V.I. Fund........           646,112             60
EQ/AllianceBernstein International...........        81,149,577    126,318,988
EQ/AllianceBernstein Small Cap Growth........        35,843,669     68,349,908
EQ/AXA Franklin Small Cap Value Core.........        42,646,092     35,825,984
EQ/BlackRock Basic Value Equity..............       154,382,959     85,083,582
EQ/BlackRock International Value.............       101,569,340    110,964,822
EQ/Boston Advisors Equity Income.............        50,841,010     44,094,042
EQ/Calvert Socially Responsible..............         5,297,639      6,584,919
EQ/Capital Guardian Growth...................        31,265,325     51,621,694
EQ/Capital Guardian Research.................        36,176,109    120,118,753
EQ/Common Stock Index........................       105,293,413    104,604,681
EQ/Core Bond Index...........................       316,236,169    210,557,701
EQ/Davis New York Venture....................        69,051,120     51,738,656
EQ/Equity 500 Index..........................       208,791,884    189,243,208
EQ/Equity Growth PLUS........................        80,464,522    198,075,126

                                     FSA-94

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Continued)


                                                                         Purchases          Sales
                                                                      --------------- ----------------
EQ/Evergreen Omega.................................................    $140,479,865    $   42,856,157
EQ/Franklin Core Balanced..........................................     149,420,625        85,798,775
EQ/Franklin Templeton Allocation...................................     188,859,828       118,416,192
EQ/GAMCO Mergers and Acquisitions..................................      44,835,388        35,613,128
EQ/GAMCO Small Company Value.......................................     139,337,548        87,642,994
EQ/Global Bond PLUS................................................     132,136,069       132,560,198
EQ/Global Multi-Sector Equity......................................     288,986,049       205,759,921
EQ/Intermediate Government Bond Index..............................     192,123,547       211,047,891
EQ/International Core PLUS.........................................     137,831,904       101,550,775
EQ/International ETF...............................................         229,200                --
EQ/International Growth............................................      93,066,650        55,229,243
EQ/JPMorgan Value Opportunities....................................      33,617,574        45,271,797
EQ/Large Cap Core PLUS.............................................      24,916,207        27,944,906
EQ/Large Cap Growth Index..........................................      52,417,811        59,487,315
EQ/Large Cap Growth PLUS...........................................      42,057,750        45,545,690
EQ/Large Cap Value Index...........................................      37,886,637        21,067,317
EQ/Large Cap Value PLUS............................................      45,133,197       159,549,739
EQ/Lord Abbett Growth and Income...................................      30,018,610        24,592,686
EQ/Lord Abbett Large Cap Core......................................      77,043,305        38,224,379
EQ/Mid Cap Index...................................................      67,306,970        88,708,600
EQ/Mid Cap Value PLUS..............................................     927,976,673       137,363,969
EQ/Money Market....................................................     989,637,914     1,542,134,779
EQ/Montag & Caldwell Growth........................................      41,619,573        53,744,309
EQ/Mutual Large Cap Equity.........................................      24,306,265        40,620,705
EQ/Oppenheimer Global..............................................      63,333,943        29,207,234
EQ/Pimco Ultra Short Bond..........................................     871,177,721       404,726,743
EQ/Quality Bond PLUS...............................................     364,802,277       143,156,187
EQ/Small Company Index.............................................     163,555,307        83,872,199
EQ/T. Rowe Price Growth Stock......................................      98,917,590        34,987,024
EQ/Templeton Global Equity.........................................      27,604,276        35,042,226
EQ/UBS Growth and Income...........................................      15,925,260        15,093,847
EQ/Van Kampen Comstock.............................................      26,386,487        38,525,697
EQ/Van Kampen Mid Cap Growth.......................................     131,365,034        64,785,093
Fidelity(R) VIP Contrafund Portfolio...............................          17,562                 1
Fidelity(R) VIP Mid Cap Portfolio..................................           5,881                --
Fidelity(R) VIP Strategic Income Portfolio.........................          23,052                 2
Franklin Strategic Income Securities Fund..........................          46,290                12
Goldman Sachs VIT Mid Cap Value Fund...............................           2,514                --
Ivy Funds VIP Dividend Opportunities...............................          13,453                 1
Ivy Funds VIP Energy...............................................             479                --
Ivy Funds VIP Global Natural Resources.............................          73,582                 9
Ivy Funds VIP High Income..........................................          24,958                10
Ivy Funds VIP Mid Cap Growth.......................................          20,639                 1
Ivy Funds VIP Science and Technology...............................           1,980                 1
Ivy Funds VIP Small Cap Growth.....................................           3,288                --
Lazard Retirement Emerging Markets Equity Portfolio................          22,521                 1
MFS(R) International Value Portfolio...............................           2,520                --
Multimanager Aggressive Equity.....................................     300,922,995        36,737,063
Multimanager Core Bond.............................................     524,248,109       257,404,502
Multimanager International Equity..................................      82,428,471        80,841,969
Multimanager Large Cap Core Equity.................................      30,556,425        23,828,032
Multimanager Large Cap Growth......................................      21,282,231        33,871,213
Multimanager Large Cap Value.......................................      45,782,482        78,398,124
Multimanager Mid Cap Growth........................................      36,790,955        45,250,087
Multimanager Mid Cap Value.........................................      73,616,366        62,470,045
Multimanager Multi-Sector Bond.....................................     150,409,425       128,284,607
Multimanager Small Cap Growth......................................      52,462,052        38,906,464
Multimanager Small Cap Value.......................................      33,110,433        68,606,374
Multimanager Technology............................................     136,461,633        86,490,914
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio....           96,118                18

                                     FSA-95

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


4. Purchases and Sales of Investments (Concluded)


                                                                         Purchases   Sales
                                                                        ----------- ------
PIMCO Variable Insurance Trust Real Return Strategy Portfolio........     $70,987    $ 5
PIMCO Variable Insurance Trust Total Return Portfolio................      78,179      6
ProFund VP Bear......................................................      11,047      2
ProFund VP Biotechnology.............................................       3,640      1
Target 2035 Allocation...............................................      35,007     --
Target 2045 Allocation...............................................      35,087     --
Templeton Developing Markets Securities Fund.........................      27,941      4
Templeton Global Bond Securities Fund................................      26,691      3
Van Eck Worldwide Hard Assets Fund...................................      10,006      2

5. Expenses and Related Party Transactions

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of The Trusts. Shares are offered by The Trusts at net asset value. Shares in which the Variable Investment Options invest are in either one of two classes. Both classes are subject to fees for investment management and advisory services and other Trust expenses. One class of shares ("Class A shares") is not subject to distribution fees imposed pursuant to a distribution plan. The other class of shares ("Class B shares") is subject to distribution fees imposed under a distribution plan (herein, the "Rule 12b-1 Plans") adopted by the applicable Trust. The Rule 12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by each Trust's Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. These fees are reflected in the net asset value of the shares of the Trusts and the total returns of the investment options, but are not included in the expenses or expense ratios of the investment options.

   AXA Equitable and its affiliates serves as investment manager of Portfolios of EQAT and VIP. Each investment manager receives management fees for services performed in its capacity as investment manager of The Trusts. Investment managers either oversee the activities of the investment advisors with respect to The Trusts and are responsible for retaining and discontinuing the services of those advisors or directly manage the Portfolios. Fees generally vary depending on net asset levels of individual Portfolios and range for EQAT and VIP from a low of 0.07% to high of 1.19% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable as investment manager of EQAT and VIP pays expenses for providing investment advisory services to the Portfolios, including the fees of the advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AllianceBernstein L.P. (formerly Alliance Capital Management L.P. ("AllianceBernstein")) serves as an investment advisor for a number of Portfolios in EQAT and VIP, including the EQ/AllianceBernstein Portfolios, EQ/Common Stock Index, EQ/Large Cap Growth Index, EQ/Equity 500 Index, and EQ/Small Company Index; as well as a portion of AXA Tactical Manager 500 I, AXA Tactical Manager 400 I, AXA Tactical Manager 2000 I, AXA Tactical Manager International I, EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager International Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent to AXA Equitable).

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Contracts and the Account. They are both registered with the SEC as broker-dealers and are members of the Financial Industrial Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network LLC, or its subsidiaries ("AXA Network") (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service-related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Contracts are also sold through licensed insurance agencies (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and members of the FINRA) that have entered into selling agreements with Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed as agents of AXA Equitable and are registered representatives of the broker-dealers under contract with Distributors.


                                     FSA-96

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations

   In 2009, several fund reorganizations were made within EQ Advisors Trust, and corresponding reorganizations were made within the Variable Investment Options of the Account. In these reorganizations, certain Portfolios of EQ Advisors Trust (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQ Advisors Trust (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were merged with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). Contractholders of the Removed Investment Options received interests in the Surviving Investment Options with a value equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.


----------------------------------------------------------------------------------------------------------
September 11, 2009         Removed Portfolio                           Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
                           EQ/Lord Abbett Mid Cap Value
                           EQ/Van Kampen Real Estate                    EQ/Mid Cap Value PLUS
----------------------------------------------------------------------------------------------------------
                           EQ/Ariel Appreciation II
Shares -- Class B             7,932,043
Value -- Class B           $       9.40
Net Assets Before Merger   $ 74,538,275
Net Assets After Merger    $         --
                           EQ/Lord Abbett Mid Cap Value
Shares -- Class B            26,391,753
Value -- Class B           $       7.93
Net Assets Before Merger   $209,180,481
Net Assets After Merger    $         --
                           EQ/Van Kampen Real Estate
Shares -- Class B            63,532,140                                    142,251,793
Value -- Class B           $       5.48                                 $         7.74
Net Assets Before Merger   $347,961,699                                 $  469,149,515
Net Assets After Merger    $         --                                 $1,100,829,970
----------------------------------------------------------------------------------------------------------
September 11, 2009         EQ/AXA Rosenberg Value Long/Short           EQ/PIMCO Ultra Short Bond
                           Equity
                           EQ/Short Duration Bond
----------------------------------------------------------------------------------------------------------
                           EQ/AXA Rosenberg Value Long/Short
                           Equity
Shares -- Class B            12,716,910
Value -- Class B           $       8.60
Net Assets Before Merger   $109,365,428
Net Assets After Merger    $         --
                           EQ/Short Duration Bond
Shares -- Class B            23,494,513                                   140,859,863
Value -- Class B           $       9.13                                $         9.95
Net Assets Before Merger   $214,412,117                                $1,077,407,382
Net Assets After Merger    $         --                                $1,401,184,927
----------------------------------------------------------------------------------------------------------
September 18, 2009         Multimanager Health Care                    Multimanager Aggressive Equity
----------------------------------------------------------------------------------------------------------
Shares -- Class B            28,056,156                                    15,487,843
Value -- Class B           $       9.02                                $        21.67
Net Assets Before Merger   $253,119,777                                $   82,475,855
Net Assets After Merger    $         --                                $  335,595,632
----------------------------------------------------------------------------------------------------------
September 18, 2009         EQ/Oppenheimer Main Street Opportunity      EQ/Common Stock Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             5,440,613                                    56,841,883
Value -- Class B           $       8.39                                $        13.55
Net Assets Before Merger   $ 45,659,985                                $  724,313,556
Net Assets After Merger    $         --                                $  769,973,541
----------------------------------------------------------------------------------------------------------


                                     FSA-97

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


6. Reorganizations (Concluded)


----------------------------------------------------------------------------------------------------------
September 18, 2009         Removed Portfolio                       Surviving Portfolio
----------------------------------------------------------------------------------------------------------
                           EQ/Oppenheimer Main Street Small Cap
                           Index                                    EQ/Small Company Index
----------------------------------------------------------------------------------------------------------
Shares -- Class B             9,217,337                                53,685,152
Value -- Class B           $       8.91                            $         8.40
Net Assets Before Merger   $ 82,134,043                            $  368,998,628
Net Assets After Merger    $         --                            $  451,132,671
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Caywood Scholl High Yield Bond       EQ/Quality Bond PLUS
----------------------------------------------------------------------------------------------------------
Shares -- Class B            67,826,211                                64,244,370
Value -- Class B           $       3.99                            $         9.19
Net Assets Before Merger   $270,950,734                            $  319,272,226
Net Assets After Merger    $         --                            $  590,222,960
----------------------------------------------------------------------------------------------------------
September 25, 2009         EQ/Long Term Bond                       EQ/Core Bond Index
-------------------------- --------------------------------------- ------------------------
Shares -- Class B            11,533,864                               106,695,594
Value -- Class B           $      12.74                            $         9.62
Net Assets Before Merger   $146,995,303                            $  879,643,006
Net Assets After Merger    $         --                            $1,026,638,309
----------------------------------------------------------------------------------------------------------

7. Contractowner Charges

   Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, AXA Equitable charges the account for the following:



                                                                               Asset-based                    Current     Maximum
                                                             Mortality and   Administration   Distribution   Aggregate   Aggregate
                                                             Expense Risks       Charge          Charge        Charge     Charge
                                                            --------------- ---------------- -------------- ----------- ----------
Accumulator and Rollover IRA issued before
  May 1, 1997............................................   0.90%           0.30%            --             1.20%       1.20%
Accumulator issued on or after May 1, 1997...............   1.10%           0.25%            --             1.35%       1.35%
Accumulator issued on or after March 1, 2000.............   1.10%           0.25%            0.20%          1.55%       1.55%
Accumulator issued on or after April 1, 2002.............   0.75%           0.25%            0.20%          1.20%       1.20%
Accumulator issued on or after
  September 15, 2003.....................................   0.75%           0.30%            0.20%          1.25%       1.25%
Accumulator 06, 07, 8.0, 9.0.............................   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Elite, Plus, Select..........................   1.10%           0.25%            0.25%          1.60%       1.60%
Accumulator Select II....................................   1.10%           0.35%            0.45%          1.90%       1.90%
Accumulator Select issued on or after
  April 1, 2002..........................................   1.10%           0.25%            0.35%          1.70%       1.70%
Accumulator Plus issued on or after April 1, 2002........   0.90%           0.25%            0.25%          1.40%       1.40%
Accumulator Plus issued on or after
  September 15, 2003.....................................   0.90%           0.35%            0.25%          1.50%       1.50%
Accumulator Plus 06, 07, 8.0, 9.0........................   0.95%           0.35%            0.25%          1.55%       1.55%
Accumulator Elite issued on or after
  September 15, 2003.....................................   1.10%           0.30%            0.25%          1.65%       1.65%
Accumulator Elite II.....................................   1.10%           0.25%            0.45%          1.80%       1.80%
Accumulator Elite 06, 07, 8.0, 9.0.......................   1.10%           0.30%            0.25%          1.65%       1.65%
Stylus...................................................   0.80%           0.30%            0.05%          1.15%       1.15%

                                     FSA-98

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                             Asset-based                    Current     Maximum
                                           Mortality and   Administration   Distribution   Aggregate   Aggregate
                                           Expense Risks       Charge          Charge        Charge     Charge
                                          --------------- ---------------- -------------- ----------- ----------
Retirement Income for Life.............   0.75%           0.30%            0.20%          1.25%       1.25%
Retirement Income for Life (NY)........   0.80%           0.30%            0.20%          1.30%       1.30%
Accumulator Advisor (1)................   0.50%             --               --           0.50%       0.50%
Accumulator Express....................   0.70%           0.25%              --           0.95%       0.95%
Retirement Cornerstone Series CP.......   0.95%           0.35%            0.25%          1.55%       1.55%
Retirement Cornerstone Series B........   0.80%           0.30%            0.20%          1.30%       1.30%
Retirement Cornerstone Series L........   1.10%           0.30%            0.25%          1.65%       1.65%
Retirement Cornerstone Series C........   1.10%           0.25%            0.35%          1.70%       1.70%

----------
(1) The charges may be retained in the Account by AXA Equitable and participate in the net investment results of the Portfolios. Accumulator Advisor's daily charge of 0.50% includes mortality and expense risks charges and administrative charges to compensate for certain administrative expenses under the contract.

Included in the Contract maintenance charges line of the Statements of Changes in Net Assets are certain administrative charges which are deducted from the Contractowners account value (unit liquidation from account value).

The table below lists the fees charged by the Separate Account assessed as a redemption of units. The range presented represents the fees that are actually assessed. Actual amounts may vary or may be zero depending on the contract or a Contractowner's account value.



                                               When charge
               Charges                         is deducted
------------------------------------- ----------------------------
Charges for state premium and other   At time of transaction
applicable taxes
Charge for Trust expenses             Daily
Annual Administrative charge          Annually on each
                                      contract date anniversary.
Variable Immediate Annuity payout     At time of transaction
option administrative fee
Withdrawal charge                     At time of transaction
BaseBuilder benefit charge            Annually on each
                                      contract date anniversary.
Protection Plus                       Annually on each
                                      contract date anniversary.
Guaranteed minimum death benefit
options:
  Annual ratchet to age 85            Annually on each
                                      contract date anniversary.



               Charges                                    Amount deducted                          How deducted
------------------------------------- ------------------------------------------------------- ----------------------
Charges for state premium and other   Varies by state                                         Applied to an annuity
applicable taxes                                                                              payout option

Charge for Trust expenses             Varies by Portfolio                                     Unit value

Annual Administrative charge          Depending on account value, in Years 1 to 2 lesser      Unit liquidation from
                                      of $30 or 2% of account value, thereafter $30           account value

Variable Immediate Annuity payout     $350 annuity administrative fee                         Unit liquidation from
option administrative fee                                                                     account value

Withdrawal charge                     Low - 0% in contract year 10 and thereafter.            Unit liquidation from
                                                                                              account value
                                      High - 8% in contract years 1 and 2. The charge is
                                      7% in contract years 3 and 4, and declines 1%
                                      each contract year until it reaches 0% in contract
                                      year 10.

                                      *Note - Depending on the contract and/or certain
                                      elections made under the contract, the
                                      withdrawal charge may or may not apply.

BaseBuilder benefit charge            0.30%                                                   Unit liquidation from
                                                                                              account value

Protection Plus                       Low - 0.20%                                             Unit liquidation from
                                                                                              account value
                                      High - 0.35%.

Guaranteed minimum death benefit
options:

  Annual ratchet to age 85            Low - 0.20% of the Annual ratchet to age 85             Unit liquidation from
                                      benefit base                                            account value

                                      High - 0.30% of the Annual ratchet to age 85 benefit base

                                     FSA-99

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Continued)


                                                  When charge
                 Charges                          is deducted
                 -------                          -----------
  Greater of 4% roll up to age 85 Or     Annually on each
  Annual ratchet to age 85               contract date anniversary

  Greater of 5% rollup to age 85 or      Annually on each
  annual ratchet to age 85               contract date anniversary.

  6% rollup to age 80 or 70
  6% rollup to age 85                    Annually on each
                                         contract date anniversary.
  Greater of 6.5%, 6% or 3% rollup to    Annually on each
  age 85 or annual ratchet to age 85     contract date anniversary.

  Greater of 5% rollup to owner's age
  80 or Annual ratchet to owner's age
  80

Guaranteed Withdrawal Benefit for Life   Annually on each
Enhanced Death Benefit                   contract date anniversary

Earnings Enhancement Benefit             Annually on each
(additional death benefit)               contract date anniversary

Guaranteed Minimum Income Benefit        Annually on each
                                         contract date anniversary.

Guaranteed Principal Benefit             Annually on first 10
                                         contract date
                                         anniversaries

Guaranteed Withdrawal Benefit            Annually on each
                                         contract date anniversary

Net Loan Interest charge for Rollover    Netted against loan
                                         repayment

Retirement Income for Life Benefit       Annually on contract date
charge                                   anniversary

Guaranteed Withdrawal Benefit for Life   Annually on each
  (GWBL)                                 contract date anniversary

Death benefit under converted GWBL       Annually on each
                                         contract anniversary date



                 Charges                                     Amount deducted                         How deducted
---------------------------------------- ------------------------------------------------------ ----------------------
  Greater of 4% roll up to age 85 Or     1.00% of the greater of 4% roll-up to age 85 or
  Annual ratchet to age 85               Annual ratchet to age 85 benefit base (max to
                                         1.15%)

  Greater of 5% rollup to age 85 or      Low - 0.50% of the greater of 5% roll-up to age        Unit liquidation from
  annual ratchet to age 85               85 or annual ratchet to age 85 benefit base            account value

                                         High - 1.00% of 5% roll-up to age 85 or Annual
                                         ratchet to age 85 benefit base

  6% rollup to age 80 or 70              0.20% of 6% roll-up to age 80 (or 70) benefit base
  6% rollup to age 85                    Low - 0.35% of the 6% roll-up to age 85 benefit        Unit liquidation from
                                         base                                                   account value

                                         High - 0.45% of the 6% roll-up to age 85 benefit
                                         base

  Greater of 6.5%, 6% or 3% rollup to    Low - 0.45% of the 6% roll-up to age 85 benefit        Unit liquidation from
  age 85 or annual ratchet to age 85     base or the Annual ratchet to age 85 benefit base,     account value
                                         as applicable

                                         High - 0.80% of the 6.5%, 6% or 3% roll-up to
                                         age 85 benefit base or the Annual ratchet to age
                                         85 benefit base, as applicable

  Greater of 5% rollup to owner's age    Low - 0.80% (max 0.95%)
  80 or Annual ratchet to owner's age
  80
                                         High - 1.00% (max 1.15%)

Guaranteed Withdrawal Benefit for Life   0.30%                                                  Unit liquidation from
Enhanced Death Benefit                                                                          account value

Earnings Enhancement Benefit             0.35%                                                  Unit liquidation from
(additional death benefit)                                                                      account value

Guaranteed Minimum Income Benefit        Low - 0.45%                                            Unit liquidation from
                                                                                                account value
                                         High - 1.00% (max to 1.30%)

Guaranteed Principal Benefit             Low - 100% Guaranteed Principal Benefit -              Unit liquidation from
                                         0.50%                                                  account value

                                         High - 125% Guaranteed Principal Benefit -
                                         0.75%

Guaranteed Withdrawal Benefit            Low - 5% Withdrawal Option is 0.30%                    Unit liquidation from

                                         High - 7% Withdrawal Option is 0.50%                   account value

Net Loan Interest charge for Rollover    2.00%                                                  Unit liquidation from
                                                                                                account value

Retirement Income for Life Benefit       Low - 0.60% for Single life                            Unit liquidation from
charge                                      0.80% for Joint life                                account value

                                         High - 0.75% for Single life
                                            0.90% for Joint life

Guaranteed Withdrawal Benefit for Life   Low - 0.60% for Single life;                           Unit liquidation from
  (GWBL)                                    0.80% for Joint life                                account value

                                         High - 0.75% for Single life;
                                            0.95% for Joint life

Death benefit under converted GWBL       The GMDB charge in effect prior to conversion will     Unit liquidation from
                                         be deducted. Note - Charge will vary depending on      account value
                                         combination GMDB elections.

                                     FSA-100

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


7. Contractowner Charges (Concluded)


                                          When charge
             Charges                      is deducted
--------------------------------- ---------------------------
Converted Guaranteed withdrawal   Upon initial conversion
benefit for life charge           and annually on each
                                  contract date anniversary
                                  thereafter



             Charges                                Amount deducted                       How deducted
--------------------------------- --------------------------------------------------- --------------------
Converted Guaranteed withdrawal   Single and Joint life - charge is equal to the      Unit liquidation of
benefit for life charge           percentage of Guaranteed minimum income benefit     account value
                                  base charge deducted as the Guaranteed minimum
                                  income benefit charge on the conversion effective
                                  date. Annual ratchets may increase the charge to a
                                  percentage equal to the maximum charge for the
                                  Guaranteed minimum income benefit.

8. Accumulation Unit Values



   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AIM V.I. Global Real Estate Fund
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.22                --                --          --           0.39%
         Highest contract charge 1.70% Class B (t)      $ 10.22                --                --          --           0.49%
         All contract charges                                --                 1       $        12          --
AIM V.I. Mid Cap Core Equity Fund
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.39                --                --          --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.38                --                --          --           0.78%
         All contract charges                                --                --       $         1          --
All Asset Allocation
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.18                --                --          --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.17                --                --          --           0.10%
         All contract charges                                --                --                --        0.75%
American Century VP Mid Cap Value Fund
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.51                --                --          --           1.55%
         Highest contract charge 1.70% Class B (t)      $ 10.50                --                --          --           1.45%
         All contract charges                                --                --       $         1        1.80%
AXA Aggressive Allocation
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.23                --                --          --           0.29%
         Highest contract charge 1.70% Class A (t)      $ 10.23                --                --          --           0.39%
         All contract charges                                --                 3       $        29          --
AXA Aggressive Allocation
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.92                --                --          --          26.71%
         Highest contract charge 1.90% Class B          $ 10.05                --                --          --          24.82%
         All contract charges                                --           264,282       $ 2,913,632        1.00%
  2008   Lowest contract charge 0.50% Class B           $  8.62                --                --          --        (39.51)%
         Highest contract charge 1.90% Class B          $  8.05                --                --          --        (40.33)%
         All contract charges                                --           249,764       $ 2,198,545        1.66%
  2007   Lowest contract charge 0.50% Class B           $ 14.25                --                --          --           5.63%
         Highest contract charge 1.90% Class B          $ 13.49                --                --          --           4.17%
         All contract charges                                             189,188       $ 2,787,372        3.04%
  2006   Lowest contract charge 0.50% Class B           $ 13.49                --                --          --          17.31%
         Highest contract charge 1.90% Class B          $ 12.95                --                --          --          15.46%
         All contract charges                                --           103,270       $ 1,472,607        3.07%            --
  2005   Lowest contract charge 0.50% Class B           $ 11.50                --                --          --           7.52%
         Highest contract charge 1.90% Class B          $ 11.22                --                --          --           6.01%
         All contract charges                                --            46,362       $   572,360        5.10%            --

                                     FSA-101

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Balanced Strategy
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.09             --                 --           --       (0.30)%
         Highest contract charge 1.70% Class B (s)        $ 10.09             --                 --           --       (0.20)%
         All contract charges                                  --          8,275        $    93,171         2.87%
AXA Conservative Allocation
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.40             --                 --           --         9.27%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         7.76%
         All contract charges                                  --        170,307        $ 1,893,018         2.38%
  2008   Lowest contract charge 0.50% Class B             $ 10.43             --                 --           --      (11.46)%
         Highest contract charge 1.90% Class B            $  9.73             --                 --           --      (12.74)%
         All contract charges                                  --        130,528        $ 1,340,728         6.68%
  2007   Lowest contract charge 0.50% Class B             $ 11.78             --                 --           --         5.27%
         Highest contract charge 1.90% Class B            $ 11.15             --                 --           --         3.82%
         All contract charges                                             43,687        $   512,686         4.38%
  2006   Lowest contract charge 0.50% Class B             $ 11.19             --                 --           --         5.84%
         Highest contract charge 1.90% Class B            $ 10.74             --                 --           --         4.35%
         All contract charges                                  --         27,021        $   304,681         4.30%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.57             --                 --           --         1.93%
         Highest contract charge 1.90% Class B            $ 10.29             --                 --           --         0.50%
         All contract charges                                  --         18,040        $   194,239         4.02%          --
AXA Conservative Growth Strategy
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.06             --                 --           --       (0.40)%
         Highest contract charge 1.70% Class B (s)        $ 10.05             --                 --           --       (0.40)%
         All contract charges                                  --          4,833        $    53,791         3.54%
AXA Conservative Strategy
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $  9.98             --                 --           --       (0.70)%
         Highest contract charge 1.70% Class B (s)        $  9.98             --                 --           --       (0.70)%
         All contract charges                                  --          3,109        $    33,065         4.46%
AXA Conservative-Plus Allocation
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B             $ 11.16             --                 --           --        13.83%
         Highest contract charge 1.90% Class B            $ 10.26             --                 --           --        12.28%
         All contract charges                                  --        152,280        $ 1,682,551         1.98%
  2008   Lowest contract charge 0.50% Class B             $  9.80             --                 --           --      (19.80)%
         Highest contract charge 1.90% Class B            $  9.14             --                 --           --      (21.00)%
         All contract charges                                  --        126,714        $ 1,241,651         3.99%
  2007   Lowest contract charge 0.50% Class B             $ 12.22             --                 --           --         4.98%
         Highest contract charge 1.90% Class B            $ 11.57             --                 --           --         3.49%
         All contract charges                                             83,083        $ 1,028,164         3.70%
  2006   Lowest contract charge 0.50% Class B             $ 11.64             --                 --           --         8.22%
         Highest contract charge 1.90% Class B            $ 11.18             --                 --           --         6.70%
         All contract charges                                  --         62,323        $   744,035         3.65%          --
  2005   Lowest contract charge 0.50% Class B             $ 10.76             --                 --           --         2.73%
         Highest contract charge 1.90% Class B            $ 10.48             --                 --           --         1.29%
         All contract charges                                  --         40,493        $   451,307         4.68%          --
AXA Growth Strategy
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)         $ 10.16             --                 --           --         0.00%
         Highest contract charge 1.70% Class B (s)        $ 10.16             --                 --           --         0.00%
         All contract charges                                  --         16,690        $   196,220         1.94%

                                     FSA-102

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Moderate Allocation
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.10               --                --           --          (0.20)%
         Highest contract charge 1.70% Class A (t)      $ 10.09               --                --           --          (0.20)%
         All contract charges                                --                2       $        24         1.45%
AXA Moderate Allocation
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 55.12               --                --           --           16.43%
         Highest contract charge 1.90% Class B          $ 39.26               --                --           --           14.80%
         All contract charges                                --          509,246       $ 7,164,791         1.45%
  2008   Lowest contract charge 0.50% Class B           $ 47.34               --                --           --         (24.86)%
         Highest contract charge 1.90% Class B          $ 34.20               --                --           --         (25.91)%
         All contract charges                                --          438,140       $ 5,361,993         4.05%
  2007   Lowest contract charge 0.50% Class B           $ 63.00               --                --           --            5.74%
         Highest contract charge 1.90% Class B          $ 46.16               --                --           --            4.25%
         All contract charges                                            339,622       $ 5,580,780         3.49%
  2006   Lowest contract charge 0.50% Class B           $ 59.58               --                --           --            9.77%
         Highest contract charge 1.90% Class B          $ 44.28               --                --           --            8.23%
         All contract charges                                --          267,779       $ 4,210,726         3.03%             --
  2005   Lowest contract charge 0.50% Class B           $ 54.27               --                --           --            4.27%
         Highest contract charge 1.90% Class B          $ 40.92               --                --           --            2.81%
         All contract charges                                --          188,833       $ 2,886,531         2.93%             --
AXA Moderate Growth Strategy
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (s)       $ 10.13              --                --           --           (0.10)%
         Highest contract charge 1.70% Class B (s)      $ 10.12               --                --           --          (0.20)%
         All contract charges                                --           18,371       $   214,806         2.33%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --                --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --            0.10%
         All contract charges                                --               33       $       334         1.36%
AXA Moderate-Plus Allocation
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 11.30               --                --           --           21.35%
         Highest contract charge 1.90% Class B          $ 10.39               --                --           --           19.61%
         All contract charges                                --          908,945       $10,483,044         1.36%
  2008   Lowest contract charge 0.50% Class B           $  9.31               --                --           --         (32.14)%
         Highest contract charge 1.90% Class B          $  8.69               --                --           --         (33.05)%
         All contract charges                                --          853,511       $ 8,197,686         2.40%
  2007   Lowest contract charge 0.50% Class B           $ 13.72               --                --           --            5.86%
         Highest contract charge 1.90% Class B          $ 12.98               --                --           --            4.34%
         All contract charges                                            689,233       $ 9,864,221         3.23%
  2006   Lowest contract charge 0.50% Class B           $ 12.96               --                --           --           13.93%
         Highest contract charge 1.90% Class B          $ 12.44               --                --           --           12.33%
         All contract charges                                --          450,637       $ 6,186,804         3.16%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.37               --                --           --            6.14%
         Highest contract charge 1.90% Class B          $ 11.07               --                --           --            4.65%
         All contract charges                                --          231,245       $ 2,819,241         5.28%             --
AXA Tactical Manager 2000 I
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.75               --                --           --            2.67%
         Highest contract charge 1.70% Class B (t)      $ 10.74               --                --           --            2.58%
         All contract charges                                --                7       $        78         0.01%

                                     FSA-103

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
AXA Tactical Manager 400 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.45              --                --           --           1.65%
         Highest contract charge 1.70% Class B (t)      $ 10.44              --                --           --           1.66%
         All contract charges                                --               7        $       75         0.01%
AXA Tactical Manager 500 I
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.23              --                --           --           0.00%
         Highest contract charge 1.70% Class B (t)      $ 10.23              --                --           --           0.00%
         All contract charges                                --              25        $      261         0.03%
AXA Tactical Manager International I
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.00              --                --           --         (0.20)%
         Highest contract charge 1.70% Class B (t)      $  9.99              --                --           --         (0.30)%
         All contract charges                                --               8        $       81         0.05%
BlackRock Global Allocation V.I. Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.13              --                --           --         (0.49)%
         Highest contract charge 1.70% Class B (t)      $ 10.13              --                --           --         (0.39)%
         All contract charges                                --              63        $      644         1.59%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.00              --                --           --         (0.10)%
         Highest contract charge 1.70% Class A (t)      $  9.99              --                --           --         (0.20)%
         All contract charges                                --              --                --         2.38%
EQ/AllianceBernstein International
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.05              --                --           --          26.42%
         Highest contract charge 1.90% Class B          $ 11.40              --                --           --          24.68%
         All contract charges                                --          58,111        $  703,686         2.38%
  2008   Lowest contract charge 0.50% Class B           $ 11.11              --                --           --        (50.95)%
         Highest contract charge 1.90% Class B          $  9.14              --                --           --        (51.67)%
         All contract charges                                --          62,852        $  607,988         2.73%
  2007   Lowest contract charge 0.50% Class B           $ 22.65              --                --           --          11.14%
         Highest contract charge 1.90% Class B          $ 18.91              --                --           --           9.62%
         All contract charges                                            64,446        $1,284,350         1.43%
  2006   Lowest contract charge 0.50% Class B           $ 20.38              --                --           --          22.90%
         Highest contract charge 1.90% Class B          $ 17.25              --                --           --          21.18%
         All contract charges                                --          50,659        $  919,120         1.53%            --
  2005   Lowest contract charge 0.50% Class B           $ 16.58              --                --           --          14.72%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          13.11%
         All contract charges                                --          39,214        $  585,935         1.67%            --
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.73              --                --           --           3.27%
         Highest contract charge 1.70% Class A (t)      $ 10.72              --                --           --           3.18%
         All contract charges                                --              --        $        2         0.02%
EQ/AllianceBernstein Small Cap Growth
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 17.04              --                --           --          35.03%
         Highest contract charge 1.90% Class B          $ 14.24              --                --           --          33.07%
         All contract charges                                --          25,519        $  342,139         0.02%
  2008   Lowest contract charge 0.50% Class B           $ 12.62              --                --           --        (44.94)%
         Highest contract charge 1.90% Class B          $ 10.70              --                --           --        (45.71)%
         All contract charges                                --          27,869        $  280,414           --

                                     FSA-104

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/AllianceBernstein Small Cap Growth (Continued)
-------------------------------------------------
  2007   Lowest contract charge 0.50% Class B           $ 22.92               --               --            --          16.11%
         Highest contract charge 1.90% Class B          $ 19.71               --               --            --          14.46%
         All contract charges                                             28,246        $ 526,859            --
  2006   Lowest contract charge 0.50% Class B           $ 19.74               --               --            --           8.46%
         Highest contract charge 1.90% Class B          $ 17.22               --               --            --           6.94%
         All contract charges                                --           29,035        $ 479,583            --             --
  2005   Lowest contract charge 0.50% Class B           $ 18.20               --               --            --          10.95%
         Highest contract charge 1.90% Class B          $ 16.10               --               --            --           9.40%
         All contract charges                                --           28,133        $ 443,581            --             --
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.57               --               --            --           1.44%
         Highest contract charge 1.70% Class A (t)      $ 10.57               --               --            --           1.54%
         All contract charges                                --               --               --          1.03%
EQ/AXA Franklin Small Cap Value Core
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.34               --               --            --          27.51%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --            --          25.69%
         All contract charges                                --           12,629        $ 101,917          1.03%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.54                                                        (33.67)%
         Highest contract charge 1.90% Class B (c)      $  6.33                                                        (34.61)%
         All contract charges                                --           11,658        $  74,460          1.06%
  2007   Lowest contract charge 0.50% Class B (c)       $  9.86                                                         (9.12)%
         Highest contract charge 1.90% Class B (c)      $  9.68                                                        (10.37)%
         All contract charges                                              5,985        $  58,243          0.48%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.85               --               --            --           8.50%
         Highest contract charge 1.90% Class B (c)      $ 10.80               --               --            --           8.03%
         All contract charges                                --            1,481        $  16,022          0.54%            --
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.36               --               --            --           0.68%
         Highest contract charge 1.70% Class A (t)      $ 10.36               --               --            --           0.68%
         All contract charges                                --               --        $       3          2.75%
EQ/BlackRock Basic Value Equity
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 21.64               --               --            --          29.60%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --          27.82%
         All contract charges                                --           52,534        $ 745,364          2.75%
  2008   Lowest contract charge 0.50% Class B           $ 16.70               --               --            --        (36.86)%
         Highest contract charge 1.90% Class B          $ 14.15               --               --            --        (37.77)%
         All contract charges                                --           46,485        $ 522,247          1.73%
  2007   Lowest contract charge 0.50% Class B           $ 26.45               --               --            --           0.69%
         Highest contract charge 1.90% Class B          $ 22.74               --               --            --         (0.74)%
         All contract charges                                             45,201        $ 829,334          1.08%
  2006   Lowest contract charge 0.50% Class B           $ 26.27               --               --            --          20.31%
         Highest contract charge 1.90% Class B          $ 22.91               --               --            --          18.62%
         All contract charges                                --           44,747        $ 846,668          2.90%            --
  2005   Lowest contract charge 0.50% Class B           $ 21.84               --               --            --           2.44%
         Highest contract charge 1.90% Class B          $ 19.32               --               --            --           1.00%
         All contract charges                                --           43,949        $ 723,084          1.38%            --

                                     FSA-105

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/BlackRock International Value
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.92                --                --           --         (0.40)%
         Highest contract charge 1.70% Class A (t)     $  9.92                --                --           --         (0.30)%
         All contract charges                               --                 1        $        8         2.07%
EQ/BlackRock International Value
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 20.05                --                --           --          29.61%
         Highest contract charge 1.90% Class B         $ 16.76                --                --           --          27.81%
         All contract charges                               --            47,668        $  743,266         2.07%
  2008   Lowest contract charge 0.50% Class B          $ 15.47                --                --           --        (43.29)%
         Highest contract charge 1.90% Class B         $ 13.11                --                --           --        (44.09)%
         All contract charges                               --            48,585        $  592,816         2.19%
  2007   Lowest contract charge 0.50% Class B          $ 27.28                --                --           --           9.65%
         Highest contract charge 1.90% Class B         $ 23.45                --                --           --           8.06%
         All contract charges                                             52,311        $1,144,877         1.85%
  2006   Lowest contract charge 0.50% Class B          $ 24.88                --                --           --          25.06%
         Highest contract charge 1.90% Class B         $ 21.70                --                --           --          23.30%
         All contract charges                               --            51,776        $1,057,795         3.58%            --
  2005   Lowest contract charge 0.50% Class B          $ 19.90                --                --           --          10.28%
         Highest contract charge 1.90% Class B         $ 17.60                --                --           --           8.74%
         All contract charges                               --            44,488        $  754,971         1.84%           --
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.15                --                --           --         (0.39)%
         Highest contract charge 1.70% Class A (t)     $ 10.14                --                --           --         (0.39)%
         All contract charges                               --                --                --         2.55%
EQ/Boston Advisors Equity Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.60                --                --           --          10.97%
         Highest contract charge 1.90% Class B         $  4.79                --                --           --           9.34%
         All contract charges                               --            43,320        $  182,082         2.55%
  2008   Lowest contract charge 0.50% Class B          $  5.05                --                --           --        (32.67)%
         Highest contract charge 1.90% Class B         $  4.38                --                --           --        (33.54)%
         All contract charges                               --            39,344        $  157,390         2.44%
  2007   Lowest contract charge 0.50% Class B          $  7.50                --                --           --           3.31%
         Highest contract charge 1.90% Class B         $  6.59                --                --           --           1.70%
         All contract charges                                             31,430        $  202,051         1.82%
  2006   Lowest contract charge 0.50% Class B          $  7.26                --                --           --          15.39%
         Highest contract charge 1.90% Class B         $  6.48                --                --           --          13.77%
         All contract charges                               --            30,079        $  198,213         2.39%            --
  2005   Lowest contract charge 0.50% Class B          $  6.30                --                --           --          5.62%
         Highest contract charge 1.90% Class B         $  5.69                --                --           --          4.14%
         All contract charges                               --            22,950        $  135,055         2.19%           --
EQ/Calvert Socially Responsible
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.63                --                --           --         30.12%
         Highest contract charge 1.90% Class B         $  6.58                --                --           --         28.35%
         All contract charges                               --             5,534        $   45,654         0.24%
  2008   Lowest contract charge 0.50% Class B          $  5.86                --                --           --        (45.44)%
         Highest contract charge 1.90% Class B         $  5.13                --                --           --        (46.23)%
         All contract charges                               --             5,674        $   36,090         0.30%
  2007   Lowest contract charge 0.50% Class B          $ 10.74                --                --           --         11.53%
         Highest contract charge 1.90% Class B         $  9.54                --                --           --          9.91%
         All contract charges                                              5,341        $   62,358         0.23%

                                     FSA-106

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Calvert Socially Responsible (Continued)
-------------------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.63                --                --           --          4.70%
         Highest contract charge 1.90% Class B         $  8.68                --                --           --          3.24%
         All contract charges                               --             5,169        $   54,129           --            --
  2005   Lowest contract charge 0.50% Class B          $  9.20                --                --           --          8.20%
         Highest contract charge 1.90% Class B         $  8.40                --                --           --          6.68%
         All contract charges                               --             4,883        $   47,467           --            --
EQ/Capital Guardian Growth
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.41                --                --           --          1.66%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.76%
         All contract charges                               --                --                --         0.33%
EQ/Capital Guardian Growth
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.77                --                --           --         32.72%
         Highest contract charge 1.90% Class B         $  9.84                --                --           --         30.99%
         All contract charges                               --            33,199        $  327,423         0.33%
  2008   Lowest contract charge 0.50% Class B          $  8.87                --                --           --       (40.67)%
         Highest contract charge 1.90% Class B         $  7.51                --                --           --       (41.56)%
         All contract charges                               --            35,102        $  263,886         0.18%
  2007   Lowest contract charge 0.50% Class B          $ 14.95                --                --           --          4.91%
         Highest contract charge 1.90% Class B         $ 12.85                --                --           --          3.46%
         All contract charges                                             34,213        $  439,864           --
  2006   Lowest contract charge 0.50% Class B          $ 14.25                --                --           --          6.87%
         Highest contract charge 1.90% Class B         $ 12.42                --                --           --          5.37%
         All contract charges                               --            30,418        $  380,312         0.18%           --
  2005   Lowest contract charge 0.50% Class B          $ 13.33                --                --           --          4.58%
         Highest contract charge 1.90% Class B         $ 11.79                --                --           --          3.12%
         All contract charges                               --            23,591        $  283,809         0.21%           --
EQ/Capital Guardian Research
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.42                --                --           --          1.56%
         Highest contract charge 1.70% Class A (t)     $ 10.41                --                --           --          1.56%
         All contract charges                               --                --                --         1.14%
EQ/Capital Guardian Research (d)
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 11.09                --                --           --         30.79%
         Highest contract charge 1.90% Class B         $  9.53                --                --           --         29.02%
         All contract charges                               --            86,472        $  882,191         1.14%
  2008   Lowest contract charge 0.50% Class B          $  8.48                --                --           --       (39.94)%
         Highest contract charge 1.90% Class B         $  7.39                --                --           --       (40.83)%
         All contract charges                               --            96,287        $  757,787         0.91%
  2007   Lowest contract charge 0.50% Class B          $ 14.12                --                --           --          1.15%
         Highest contract charge 1.90% Class B         $ 12.49                --                --           --        (0.32)%
         All contract charges                                            113,240        $1,497,202         1.28%
  2006   Lowest contract charge 0.50% Class B          $ 13.96                --                --           --         11.50%
         Highest contract charge 1.90% Class B         $ 12.53                --                --           --          9.93%
         All contract charges                               --            56,224        $  739,096         0.56%           --
  2005   Lowest contract charge 0.50% Class B          $ 12.52                --                --           --          5.53%
         Highest contract charge 1.90% Class B         $ 11.40                --                --           --          4.05%
         All contract charges                               --            59,370        $  704,554         0.56%           --

                                     FSA-107

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Common Stock Index
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.32               --                --           --           0.39%
         Highest contract charge 1.70% Class A (t)     $  10.32               --                --           --           0.39%
         All contract charges                                --               --                --         1.80%
EQ/Common Stock Index (q)
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 256.03               --                --           --          27.69%
         Highest contract charge 1.90% Class B         $ 158.35               --                --           --          25.90%
         All contract charges                                --           41,528        $  776,118         1.80%
  2008   Lowest contract charge 0.50% Class B          $ 200.52               --                --           --        (44.08)%
         Highest contract charge 1.90% Class B         $ 125.78               --                --           --        (44.87)%
         All contract charges                                --           40,142        $  617,520         1.63%
  2007   Lowest contract charge 0.50% Class B          $ 358.57               --                --           --           2.96%
         Highest contract charge 1.90% Class B         $ 228.16               --                --           --           1.51%
         All contract charges                                             41,874        $1,221,553         0.97%
  2006   Lowest contract charge 0.50% Class B          $ 348.26               --                --           --          10.14%
         Highest contract charge 1.90% Class B         $ 224.77               --                --           --           8.59%
         All contract charges                                --           44,440        $1,355,393         1.20%            --
  2005   Lowest contract charge 0.50% Class B          $ 316.20               --                --           --           3.78%
         Highest contract charge 1.90% Class B         $ 206.99               --                --           --           2.33%
         All contract charges                                --           36,983        $1,277,968         0.84%            --
EQ/Core Bond Index (o)
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  14.70               --                --           --           2.17%
         Highest contract charge 1.90% Class B         $  12.40               --                --           --           0.76%
         All contract charges                                --           89,630        $1,013,962         2.61%
  2008   Lowest contract charge 0.50% Class B          $  14.39               --                --           --         (9.38)%
         Highest contract charge 1.90% Class B         $  12.31               --                --           --        (10.67)%
         All contract charges                                --           80,413        $  913,345         4.06%
  2007   Lowest contract charge 0.50% Class B          $  15.88               --                --           --           2.58%
         Highest contract charge 1.90% Class B         $  13.78               --                --           --           1.10%
         All contract charges                                             99,922        $1,271,392         4.32%
  2006   Lowest contract charge 0.50% Class B          $  15.48               --                --           --           3.54%
         Highest contract charge 1.90% Class B         $  13.63               --                --           --           2.09%
         All contract charges                                --           99,116        $1,260,924         4.37%            --
  2005   Lowest contract charge 0.50% Class B          $  14.95               --                --           --           1.71%
         Highest contract charge 1.90% Class B         $  13.35               --                --           --           0.28%
         All contract charges                                --           93,448        $1,190,350         3.56%            --
EQ/Davis New York Venture
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  10.28               --                --           --           1.48%
         Highest contract charge 1.70% Class A (t)     $  10.27               --                --           --           1.48%
         All contract charges                                --               --        $        7         1.73%
EQ/Davis New York Venture
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $   8.96               --                --           --         32.03%
         Highest contract charge 1.90% Class B (c)     $   8.55               --                --           --         30.18%
         All contract charges                                --           39,080        $  338,925         1.73%
  2008   Lowest contract charge 0.50% Class B (c)      $   6.79               --                --           --       (39.54)%
         Highest contract charge 1.90% Class B (c)     $   6.57               --                --           --       (40.38)%
         All contract charges                                --           36,597        $  242,910         0.62%
  2007   Lowest contract charge 0.50% Class B (c)      $  11.23               --                --           --          3.22%
         Highest contract charge 1.90% Class B (c)     $  11.02               --                --           --          1.75%
         All contract charges                                             24,733        $  273,949         0.62%

                                     FSA-108

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Davis New York Venture (Continued)
-------------------------------------
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.88               --                --         --             8.76%
         Highest contract charge 1.90% Class B (c)      $ 10.83               --                --         --             8.29%
         All contract charges                                --            5,631       $    61,054       0.75%              --
EQ/Equity 500 Index
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --                --         --             0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --                --         --             0.10%
         All contract charges                                --                3       $        34       1.96%
EQ/Equity 500 Index
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 27.29               --                --         --            25.25%
         Highest contract charge 1.90% Class B          $ 21.81               --                --         --            23.48%
         All contract charges                                --           75,725       $ 1,151,603       1.96%
  2008   Lowest contract charge 0.50% Class B           $ 21.79               --                --         --          (37.64)%
         Highest contract charge 1.90% Class B          $ 17.66               --                --         --          (38.51)%
         All contract charges                                --           71,841       $   912,729       1.72%
  2007   Lowest contract charge 0.50% Class B           $ 34.94               --                --         --             4.42%
         Highest contract charge 1.90% Class B          $ 28.72               --                --         --             2.94%
         All contract charges                                             74,013       $ 1,576,822       1.31%
  2006   Lowest contract charge 0.50% Class B           $ 33.46               --                --         --            14.52%
         Highest contract charge 1.90% Class B          $ 27.90               --                --         --            12.91%
         All contract charges                                --           76,302       $ 1,640,567       1.54%              --
  2005   Lowest contract charge 0.50% Class B           $ 29.22               --                --         --             3.88%
         Highest contract charge 1.90% Class B          $ 24.71               --                --         --             2.42%
         All contract charges                                --           76,052       $ 1,537,157       1.35%              --
EQ/Equity Growth PLUS
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 14.75               --                --         --            27.15%
         Highest contract charge 1.90% Class B          $ 13.11               --                --         --            25.42%
         All contract charges                                --          108,738       $ 1,316,635       0.85%
  2008   Lowest contract charge 0.50% Class B           $ 11.60               --                --         --          (40.57)%
         Highest contract charge 1.90% Class B          $ 10.45               --                --         --          (41.46)%
         All contract charges                                --          118,651       $ 1,143,520       0.95%
  2007   Lowest contract charge 0.50% Class B           $ 19.52               --                --         --            13.49%
         Highest contract charge 1.90% Class B          $ 17.85               --                --         --            11.91%
         All contract charges                                            115,724       $ 1,909,092       0.18%
  2006   Lowest contract charge 0.50% Class B           $ 17.20               --                --         --             8.78%
         Highest contract charge 1.90% Class B          $ 15.95               --                --         --             7.25%
         All contract charges                                --          110,995       $ 1,644,626       0.73%              --
  2005   Lowest contract charge 0.50% Class B           $ 15.82               --                --         --            10.15%
         Highest contract charge 1.90% Class B          $ 14.88               --                --         --             8.61%
         All contract charges                                --           91,026       $ 1,281,504         --               --
EQ/Evergreen Omega
------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.64               --                --         --            39.68%
         Highest contract charge 1.90% Class B          $  9.11               --                --         --            37.57%
         All contract charges                                --           25,747       $   295,437       0.19%
  2008   Lowest contract charge 0.50% Class B           $  7.62               --                --         --          (27.98)%
         Highest contract charge 1.90% Class B          $  6.62               --                --         --          (28.97)%
         All contract charges                                --           15,753       $   128,962       0.60%
  2007   Lowest contract charge 0.50% Class B           $ 10.58               --                --         --            10.79%
         Highest contract charge 1.90% Class B          $  9.32               --                --         --             9.26%
         All contract charges                                             15,374       $   176,492       0.00%

                                     FSA-109

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Evergreen Omega (Continued)
-------------------------------
  2006   Lowest contract charge 0.50% Class B          $  9.55                --                --           --          5.34%
         Highest contract charge 1.90% Class B         $  8.53                --                --           --          3.86%
         All contract charges                               --            13,748        $  141,667         2.13%           --
  2005   Lowest contract charge 0.50% Class B          $  9.07                --                --           --          3.44%
         Highest contract charge 1.90% Class B         $  8.21                --                --           --          1.99%
         All contract charges                               --            15,270        $  147,725         0.04%           --
EQ/Franklin Core Balanced
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.29                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.28                --                --           --          0.19%
         All contract charges                               --                --                --         5.95%
EQ/Franklin Core Balanced
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.36                --                --           --         29.97%
         Highest contract charge 1.90% Class B (c)     $  8.93                --                --           --         28.10%
         All contract charges                               --            65,970        $  596,850         5.95%
  2008   Lowest contract charge 0.50% Class B (c)      $  7.20                --                --           --       (32.20)%
         Highest contract charge 1.90% Class B (c)     $  6.97                --                --           --       (33.11)%
         All contract charges                               --            60,463        $  425,663         6.36%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.62                --                --           --          1.53%
         Highest contract charge 1.90% Class B (c)     $ 10.42                --                --           --          0.10%
         All contract charges                                             57,439        $  601,803         4.16%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.46                --                --           --          4.56%
         Highest contract charge 1.90% Class B (c)     $ 10.41                --                --           --          4.11%
         All contract charges                               --            12,757        $  132,983         2.34%           --
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.23                --                --           --          0.29%
         Highest contract charge 1.70% Class A (t)     $ 10.23                --                --           --          0.29%
         All contract charges                               --                --        $        2         2.46%
EQ/Franklin Templeton Allocation (h)
------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (h)      $  7.68                --                --           --         27.78%
         Highest contract charge 1.90% Class B (h)     $  7.40                --                --           --         26.04%
         All contract charges                               --           179,402        $1,341,290         2.46%
  2008   Lowest contract charge 0.50% Class B (h)      $  6.01                --                --           --       (37.20)%
         Highest contract charge 1.90% Class B (h)     $  5.87                --                --           --       (38.08)%
         All contract charges                               --           168,583        $  996,068         5.08%
  2007   Lowest contract charge 0.50% Class B (h)      $  9.57                --                --           --        (4.30)%
         Highest contract charge 1.90% Class B (h)     $  9.48                --                --           --        (5.20)%
         All contract charges                                             83,451        $  793,251         2.63%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --                --           --          0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --                --           --          0.69%
         All contract charges                               --                --                --         0.00%
EQ/GAMCO Mergers and Acquisitions
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 12.08                --                --           --         16.01%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --                --           --         14.41%
         All contract charges                               --            11,998        $  137,992         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.41                --                --           --       (14.25)%
         Highest contract charge 1.90% Class B (a)     $  9.88                --                --           --       (15.48)%
         All contract charges                               --            11,081        $  111,017         0.50%

                                     FSA-110

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/GAMCO Mergers and Acquisitions (Continued)
--------------------------------------------
  2007   Lowest contract charge 0.50% Class B (a)       $ 12.14               --               --            --           2.97%
         Highest contract charge 1.90% Class B (a)      $ 11.69               --               --            --           1.48%
         All contract charges                                             11,173        $ 131,859          0.78%
  2006   Lowest contract charge 0.50% Class B (a)       $ 11.79               --               --            --          11.65%
         Highest contract charge 1.90% Class B (a)      $ 11.52               --               --            --          10.08%
         All contract charges                                --            7,462        $  86,530          6.34%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 10.56               --               --            --           5.64%
         Highest contract charge 1.90% Class B (a)      $ 10.46               --               --            --           4.65%
         All contract charges                                --            2,307        $  24,225          5.28%            --
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.59               --               --            --           1.53%
         Highest contract charge 1.70% Class A (t)      $ 10.58               --               --            --           1.44%
         All contract charges                                --                2        $      23          0.44%
EQ/GAMCO Small Company Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 34.01               --               --            --          40.72%
         Highest contract charge 1.90% Class B          $ 25.11               --               --            --          38.78%
         All contract charges                                --           21,145        $ 619,879          0.44%
  2008   Lowest contract charge 0.50% Class B           $ 24.17               --               --            --        (30.98)%
         Highest contract charge 1.90% Class B          $ 18.09               --               --            --        (31.99)%
         All contract charges                                --           18,794        $ 392,717          0.61%
  2007   Lowest contract charge 0.50% Class B           $ 35.02               --               --            --           8.72%
         Highest contract charge 1.90% Class B          $ 26.60               --               --            --           7.21%
         All contract charges                                             15,674        $ 470,454          0.52%
  2006   Lowest contract charge 0.50% Class B           $ 32.21               --               --            --          18.24%
         Highest contract charge 1.90% Class B          $ 24.81               --               --            --          16.58%
         All contract charges                                --            8,969        $ 243,842          1.60%            --
  2005   Lowest contract charge 0.50% Class B           $ 27.24               --               --            --           3.80%
         Highest contract charge 1.90% Class B          $ 21.28               --               --            --           2.34%
         All contract charges                                --            5,611        $ 129,461          1.01%            --
EQ/Global Bond PLUS
-------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.85               --               --            --        ( 1.70)%
         Highest contract charge 1.70% Class A (t)      $  9.85               --               --            --        ( 1.70)%
         All contract charges                                --                2        $      15          0.80%
EQ/Global Bond PLUS
-------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $ 11.75               --               --            --           1.49%
         Highest contract charge 1.90% Class B (b)      $ 11.07               --               --            --           0.07%
         All contract charges                                --           36,747        $ 414,061          0.80%
  2008   Lowest contract charge 0.50% Class B (b)       $ 11.58               --               --            --           5.95%
         Highest contract charge 1.90% Class B (b)      $ 11.06               --               --            --           4.44%
         All contract charges                                --           36,828        $ 413,319         19.53%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.93               --               --            --           8.76%
         Highest contract charge 1.90% Class B (b)      $ 10.59               --               --            --           7.19%
         All contract charges                                             18,195        $ 194,602          3.41%
  2006   Lowest contract charge 0.50% Class B (b)       $ 10.05               --               --            --           2.90%
         Highest contract charge 1.90% Class B (b)      $  9.88               --               --            --           1.46%
         All contract charges                                --            8,137        $  80,817          0.43%            --
  2005   Lowest contract charge 0.50% Class B (b)       $  9.77               --               --            --         (2.31)%
         Highest contract charge 1.90% Class B (b)      $  9.74               --               --            --         (2.63)%
         All contract charges                                --              659        $   6,422            --             --

                                     FSA-111

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.16               --                --           --        (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.16               --                --           --          0.00%
         All contract charges                                --                2        $       29         1.33%
EQ/Global Multi-Sector Equity
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 18.29               --                --           --         49.30%
         Highest contract charge 1.90% Class B          $ 15.35               --                --           --         47.16%
         All contract charges                                --           58,787        $1,130,770         1.33%
  2008   Lowest contract charge 0.50% Class B           $ 12.25               --                --           --       (57.55)%
         Highest contract charge 1.90% Class B          $ 10.43               --                --           --       (58.15)%
         All contract charges                                --           53,574        $  696,118         0.15%
  2007   Lowest contract charge 0.50% Class B           $ 28.86               --                --           --         41.26%
         Highest contract charge 1.90% Class B          $ 24.92               --                --           --         39.30%
         All contract charges                                             53,185        $1,627,247         0.00%
  2006   Lowest contract charge 0.50% Class B           $ 20.43               --                --           --         36.37%
         Highest contract charge 1.90% Class B          $ 17.89               --                --           --         34.46%
         All contract charges                                --           47,631        $1,034,450         0.45%           --
  2005   Lowest contract charge 0.50% Class B           $ 14.98               --                --           --         32.12%
         Highest contract charge 1.90% Class B          $ 13.30               --                --           --         30.27%
         All contract charges                                --           38,941        $  606,208         0.63%           --
EQ/Intermediate Government Bond Index
-------------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 23.11               --                --           --        (2.76)%
         Highest contract charge 1.90% Class B          $ 17.72               --                --           --        (4.11)%
         All contract charges                                --           26,434        $  369,725         1.00%
  2008   Lowest contract charge 0.50% Class B           $ 23.77               --                --           --          3.08%
         Highest contract charge 1.90% Class B          $ 18.48               --                --           --          1.59%
         All contract charges                                --           26,853        $  401,655         3.71%
  2007   Lowest contract charge 0.50% Class B           $ 23.06               --                --           --          6.32%
         Highest contract charge 1.90% Class B          $ 18.19               --                --           --          4.84%
         All contract charges                                             18,561        $  296,887         4.29%
  2006   Lowest contract charge 0.50% Class B           $ 21.69               --                --           --          2.61%
         Highest contract charge 1.90% Class B          $ 17.35               --                --           --          1.17%
         All contract charges                                --           18,923        $  295,751         3.88%           --
  2005   Lowest contract charge 0.50% Class B           $ 21.14               --                --           --          0.73%
         Highest contract charge 1.90% Class B          $ 17.15               --                --           --        (0.68)%
         All contract charges                                --           20,170        $  320,909         3.41%           --
EQ/International Core PLUS
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.07               --                --           --          0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.07               --                --           --          0.10%
         All contract charges                                --               --                 -         3.14%
EQ/International Core PLUS
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.14               --                --           --         34.62%
         Highest contract charge 1.90% Class B          $ 11.29               --                --           --         32.72%
         All contract charges                                --           59,216        $  769,256         3.14%
  2008   Lowest contract charge 0.50% Class B           $  9.76               --                --           --       (45.11)%
         Highest contract charge 1.90% Class B          $  8.51               --                --           --       (45.90)%
         All contract charges                                --           57,050        $  554,312         1.49%
  2007   Lowest contract charge 0.50% Class B           $ 17.78               --                --           --         14.64%
         Highest contract charge 1.90% Class B          $ 15.73               --                --           --         13.08%
         All contract charges                                             57,566        $1,024,304         0.39%

                                     FSA-112

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/International Core PLUS (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 15.51               --               --            --          18.65%
         Highest contract charge 1.90% Class B          $ 13.91               --               --            --          16.99%
         All contract charges                                --           62,676        $ 973,881          1.38%            --
  2005   Lowest contract charge 0.50% Class B           $ 13.07               --               --            --          16.51%
         Highest contract charge 1.90% Class B          $ 11.89               --               --            --          14.91%
         All contract charges                                --           56,000        $ 728,289          1.54%            --
EQ/International Growth
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.18               --               --            --           0.30%
         Highest contract charge 1.70% Class A (t)      $ 10.18               --               --            --           0.39%
         All contract charges                                --               --        $       3          1.27%
EQ/International Growth
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)       $ 13.56               --               --            --          36.59%
         Highest contract charge 1.90% Class B (a)      $ 12.70               --               --            --          34.63%
         All contract charges                                --           25,119        $ 272,003          1.27%
  2008   Lowest contract charge 0.50% Class B (a)       $  9.93               --               --            --        (40.61)%
         Highest contract charge 1.90% Class B (a)      $  9.43               --               --            --        (41.43)%
         All contract charges                                --           20,631        $ 168,007          0.99%
  2007   Lowest contract charge 0.50% Class B (a)       $ 16.72               --               --            --          15.63%
         Highest contract charge 1.90% Class B (a)      $ 16.10               --               --            --          14.02%
         All contract charges                                             16,401        $ 237,725          0.72%
  2006   Lowest contract charge 0.50% Class B (a)       $ 14.46               --               --            --          25.01%
         Highest contract charge 1.90% Class B (a)      $ 14.12               --               --            --          23.26%
         All contract charges                                --            6,096        $  83,819          1.21%            --
  2005   Lowest contract charge 0.50% Class B (a)       $ 11.56               --               --            --          15.64%
         Highest contract charge 1.90% Class B (a)      $ 11.46               --               --            --          14.56%
         All contract charges                                --            1,394        $  16,015          2.07%            --
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.26               --               --            --           0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.26               --               --            --           0.10%
         All contract charges                                --               --               --          1.48%
EQ/JPMorgan Value Opportunities
-------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.54               --               --            --          31.69%
         Highest contract charge 1.90% Class B          $ 11.31               --               --            --          29.73%
         All contract charges                                --           22,028        $ 258,292          1.48%
  2008   Lowest contract charge 0.50% Class B           $ 10.28               --               --            --        (40.09)%
         Highest contract charge 1.90% Class B          $  8.72               --               --            --        (40.88)%
         All contract charges                                --           23,322        $ 210,531          1.78%
  2007   Lowest contract charge 0.50% Class B           $ 17.16               --               --            --         (1.72)%
         Highest contract charge 1.90% Class B          $ 14.75               --               --            --         (3.09)%
         All contract charges                                             27,538        $ 419,788          1.32%
  2006   Lowest contract charge 0.50% Class B           $ 17.46               --               --            --          19.78%
         Highest contract charge 1.90% Class B          $ 15.22               --               --            --          18.10%
         All contract charges                                --           31,332        $ 492,862          4.27%            --
  2005   Lowest contract charge 0.50% Class B           $ 14.58               --               --            --           3.41%
         Highest contract charge 1.90% Class B          $ 12.89               --               --            --           1.95%
         All contract charges                                --           35,102        $ 468,128          1.50%            --

                                     FSA-113

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Core PLUS
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.18                --               --            --          25.95%
         Highest contract charge 1.90% Class B         $  7.86                --               --            --          24.11%
         All contract charges                               --            17,342        $ 153,764          4.38%
  2008   Lowest contract charge 0.50% Class B          $  7.29                --               --            --        (37.75)%
         Highest contract charge 1.90% Class B         $  6.33                --               --            --        (38.60)%
         All contract charges                               --            18,391        $ 129,337          0.34%
  2007   Lowest contract charge 0.50% Class B          $ 11.71                --               --            --           3.35%
         Highest contract charge 1.90% Class B         $ 10.31                --               --            --           1.88%
         All contract charges                                             21,585        $ 243,826          1.14%
  2006   Lowest contract charge 0.50% Class B          $ 11.33                --               --            --          12.38%
         Highest contract charge 1.90% Class B         $ 10.12                --               --            --          10.80%
         All contract charges                               --            26,152        $ 286,441          0.84%            --
  2005   Lowest contract charge 0.50% Class B          $ 10.08                --               --            --           6.66%
         Highest contract charge 1.90% Class B         $  9.13                --               --            --           5.16%
         All contract charges                               --            30,163        $ 294,159          0.49%            --
EQ/Large Cap Growth Index
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.39                --               --            --           0.97%
         Highest contract charge 1.70% Class A (t)     $ 10.38                --               --            --           0.97%
         All contract charges                               --                --               --          2.14%
EQ/Large Cap Growth Index
-------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  7.28                --               --            --          35.53%
         Highest contract charge 1.90% Class B         $  6.26                --               --            --          33.67%
         All contract charges                               --            39,652        $ 317,224          2.14%
  2008   Lowest contract charge 0.50% Class B          $  5.37                --               --            --        (36.60)%
         Highest contract charge 1.90% Class B         $  4.68                --               --            --        (37.52)%
         All contract charges                               --            41,922        $ 248,887          0.14%
  2007   Lowest contract charge 0.50% Class B          $  8.47                --               --            --          13.39%
         Highest contract charge 1.90% Class B         $  7.49                --               --            --          11.79%
         All contract charges                                             45,255        $ 411,124            --
  2006   Lowest contract charge 0.50% Class B          $  7.47                --               --            --         (1.04)%
         Highest contract charge 1.90% Class B         $  6.70                --               --            --         (2.43)%
         All contract charges                               --            49,049        $ 384,363            --             --
  2005   Lowest contract charge 0.50% Class B          $  7.55                --               --            --          14.36%
         Highest contract charge 1.90% Class B         $  6.86                --               --            --          12.75%
         All contract charges                               --            53,599        $ 409,334            --             --
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.28                --               --            --           0.69%
         Highest contract charge 1.70% Class A (t)     $ 10.27                --               --            --           0.59%
         All contract charges                               --                --               --          1.31%
EQ/Large Cap Growth PLUS
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 15.55                --               --            --          34.19%
         Highest contract charge 1.90% Class B         $ 13.00                --               --            --          32.35%
         All contract charges                               --            19,454        $ 252,641          1.31%
  2008   Lowest contract charge 0.50% Class B          $ 11.59                --               --            --        (38.55)%
         Highest contract charge 1.90% Class B         $  9.82                --               --            --        (39.42)%
         All contract charges                               --            19,719        $ 193,193          0.11%
  2007   Lowest contract charge 0.50% Class B          $ 18.86                --               --            --          15.07%
         Highest contract charge 1.90% Class B         $ 16.21                --               --            --          13.36%
         All contract charges                                             22,503        $ 363,276          0.41%

                                     FSA-114

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Large Cap Growth PLUS (Continued)
------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 16.39               --                 --         --            7.24%
         Highest contract charge 1.90% Class B          $ 14.30               --                 --         --            5.74%
         All contract charges                                --           18,659        $   269,728         --              --
  2005   Lowest contract charge 0.50% Class B           $ 15.29               --                 --         --            8.48%
         Highest contract charge 1.90% Class B          $ 13.52               --                 --         --            6.96%
         All contract charges                                --           19,808        $   272,973         --              --
EQ/Large Cap Value Index
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --          (0.10)%
         Highest contract charge 1.70% Class A (t)      $ 10.24               --                 --         --            0.00%
         All contract charges                                --               --                 --       9.15%
EQ/Large Cap Value Index
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (b)       $  5.42               --                 --         --           18.55%
         Highest contract charge 1.90% Class B (b)      $  5.10               --                 --         --           17.01%
         All contract charges                                --           19,764        $   102,573       9.15%
  2008   Lowest contract charge 0.50% Class B (b)       $  4.57               --                 --         --         (56.93)%
         Highest contract charge 1.90% Class B (b)      $  4.36               --                 --         --         (57.59)%
         All contract charges                                --           16,998        $    75,141       1.37%
  2007   Lowest contract charge 0.50% Class B (b)       $ 10.61                                                         (6.35)%
         Highest contract charge 1.90% Class B (b)      $ 10.28                                                         (7.72)%
         All contract charges                                             17,409        $   180,500       0.00%
  2006   Lowest contract charge 0.50% Class B (b)       $ 11.33               --                 --         --            6.30%
         Highest contract charge 1.90% Class B (b)      $ 11.14               --                 --         --            4.81%
         All contract charges                                --           15,831        $   177,206       0.05%             --
  2005   Lowest contract charge 0.50% Class B (b)       $ 10.66               --                 --         --            6.62%
         Highest contract charge 1.90% Class B (b)      $ 10.63               --                 --         --            6.26%
         All contract charges                                --            2,464        $    26,219       0.13%             --
EQ/Large Cap Value PLUS
-----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.24               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $ 10.23               --                 --         --          (0.10)%
         All contract charges                                --               --                  -       2.14%
EQ/Large Cap Value PLUS (g)
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 12.44               --                 --         --           19.87%
         Highest contract charge 1.90% Class B          $ 10.50               --                 --         --           18.20%
         All contract charges                                --          114,911        $ 1,181,003       2.14%
  2008   Lowest contract charge 0.50% Class B           $ 10.38               --                 --         --         (43.62)%
         Highest contract charge 1.90% Class B          $  8.88               --                 --         --         (44.43)%
         All contract charges                                --          128,632        $ 1,114,977       2.84%
  2007   Lowest contract charge 0.50% Class B           $ 18.41               --                 --         --          (5.05)%
         Highest contract charge 1.90% Class B          $ 15.98               --                 --         --          (6.39)%
         All contract charges                                            150,945        $ 2,349,958       1.61%
  2006   Lowest contract charge 0.50% Class B           $ 19.39               --                 --         --           20.78%
         Highest contract charge 1.90% Class B          $ 17.07               --                 --         --           19.09%
         All contract charges                                --          110,933        $ 1,850,638       1.64%             --
  2005   Lowest contract charge 0.50% Class B           $ 16.05               --                 --         --            4.91%
         Highest contract charge 1.90% Class B          $ 14.33               --                 --         --            3.44%
         All contract charges                                --          101,618        $ 1,439,640       1.18%             --

                                     FSA-115

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Lord Abbett Growth and Income
--------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.49               --                --           --           17.49%
         Highest contract charge 1.90% Class B (a)     $  8.89               --                --           --           15.84%
         All contract charges                               --           12,954        $  117,413         0.74%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.08               --                --           --         (36.88)%
         Highest contract charge 1.90% Class B (a)     $  7.67               --                --           --         (37.74)%
         All contract charges                               --           12,007        $   93,540         1.55%
  2007   Lowest contract charge 0.50% Class B (a)      $ 12.80               --                --           --            2.98%
         Highest contract charge 1.90% Class B (a)     $ 12.32               --                --           --            1.48%
         All contract charges                                            11,815        $  147,275         1.13%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.43               --                --           --           16.63%
         Highest contract charge 1.90% Class B (a)     $ 12.14               --                --           --           14.99%
         All contract charges                               --           11,071        $  135,386         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.66               --                --           --            6.59%
         Highest contract charge 1.90% Class B (a)     $ 10.56               --                --           --            5.59%
         All contract charges                               --            3,072        $   32,532         1.42%             --
EQ/Lord Abbett Large Cap Core
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.25               --                --           --           24.86%
         Highest contract charge 1.90% Class B (a)     $ 10.53               --                --           --           23.16%
         All contract charges                               --           14,412        $  154,971         0.68%
  2008   Lowest contract charge 0.50% Class B (a)      $  9.01               --                --           --         (31.27)%
         Highest contract charge 1.90% Class B (a)     $  8.55               --                --           --         (32.30)%
         All contract charges                               --            9,794        $   85,138         1.16%
  2007   Lowest contract charge 0.50% Class B (a)      $ 13.11               --                --           --           10.08%
         Highest contract charge 1.90% Class B (a)     $ 12.63               --                --           --            8.60%
         All contract charges                                             6,105        $   78,014         0.80%
  2006   Lowest contract charge 0.50% Class B (a)      $ 11.91               --                --           --           12.13%
         Highest contract charge 1.90% Class B (a)     $ 11.63               --                --           --           10.56%
         All contract charges                               --            4,229        $   49,544         1.21%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.62               --                --           --            6.21%
         Highest contract charge 1.90% Class B (a)     $ 10.52               --                --           --            5.22%
         All contract charges                               --            2,022        $   21,339         0.84%             --
EQ/Mid Cap Index
----------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.51               --                --           --            1.45%
         Highest contract charge 1.70% Class A (t)     $ 10.50               --                --           --            1.45%
         All contract charges                               --               --                --         1.09%
EQ/Mid Cap Index
----------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  9.99               --                --           --           35.67%
         Highest contract charge 1.90% Class B         $  8.75               --                --           --           33.76%
         All contract charges                               --           65,727        $  652,650         1.09%
  2008   Lowest contract charge 0.50% Class B          $  7.36               --                --           --         (49.55)%
         Highest contract charge 1.90% Class B         $  6.54               --                --           --         (50.27)%
         All contract charges                               --           67,946        $  500,886         0.89%
  2007   Lowest contract charge 0.50% Class B          $ 14.59               --                --           --            7.44%
         Highest contract charge 1.90% Class B         $ 13.15               --                --           --            5.96%
         All contract charges                                            70,501        $1,035,525         0.00%
  2006   Lowest contract charge 0.50% Class B          $ 13.58               --                --           --           10.97%
         Highest contract charge 1.90% Class B         $ 12.41               --                --           --            9.41%
         All contract charges                               --           72,246        $  989,519         3.28%             --

                                     FSA-116

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Mid Cap Index (Continued)
----------------------------
  2005   Lowest contract charge 0.50% Class B           $ 12.23               --                 --         --            5.84%
         Highest contract charge 1.90% Class B          $ 11.35               --                 --         --            4.35%
         All contract charges                                --           70,729        $   867,602       7.65%             --
EQ/Mid Cap Value PLUS
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.51               --                 --         --            1.06%
         Highest contract charge 1.70% Class A (t)      $ 10.50               --                 --         --            1.06%
         All contract charges                                --               --                 --       1.69%
EQ/Mid Cap Value PLUS (i) (j) (k)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 15.18               --                 --         --           35.14%
         Highest contract charge 1.90% Class B          $ 12.68               --                 --         --           33.22%
         All contract charges                                --           88,122        $ 1,102,630       1.69%
  2008   Lowest contract charge 0.50% Class B           $ 11.23               --                 --         --         (39.85)%
         Highest contract charge 1.90% Class B          $  9.52               --                 --         --         (40.69)%
         All contract charges                                --           41,940        $   400,022       1.38%
  2007   Lowest contract charge 0.50% Class B           $ 18.67               --                 --         --          (2.10)%
         Highest contract charge 1.90% Class B          $ 16.05               --                 --         --          (3.49)%
         All contract charges                                             50,595        $   811,824       0.97%
  2006   Lowest contract charge 0.50% Class B           $ 19.07               --                 --         --           11.92%
         Highest contract charge 1.90% Class B          $ 16.63               --                 --         --           10.35%
         All contract charges                                --           57,023        $   948,678       0.31%             --
  2005   Lowest contract charge 0.50% Class B           $ 17.04               --                 --         --           10.77%
         Highest contract charge 1.90% Class B          $ 15.07               --                 --         --            9.21%
         All contract charges                                --           54,946        $   832,305       4.89%             --
EQ/Money Market
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $  9.99               --                 --         --            0.00%
         Highest contract charge 1.70% Class A (t)      $  9.98               --                 --         --          (0.10)%
         All contract charges                                --               22        $       215       0.00%
EQ/Money Market
---------------
         Unit Value 0.00% to 1.90%*
  2009   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --          (0.01)%
         Highest contract charge 1.90% Class B          $ 25.74               --                 --         --          (1.90)%
         All contract charges                                --           60,968        $   941,402         --
  2008   Lowest contract charge 0.00% Class B           $ 44.43               --                 --         --            2.11%
         Highest contract charge 1.90% Class B          $ 26.24               --                 --         --            0.15%
         All contract charges                                --           90,924        $ 1,493,712       1.93%
  2007   Lowest contract charge 0.00% Class B           $ 43.51               --                 --         --            4.72%
         Highest contract charge 1.90% Class B          $ 26.20               --                 --         --            2.70%
         All contract charges                                             45,468        $   851,459       4.59%
  2006   Lowest contract charge 0.00% Class B           $ 41.55               --                 --         --            4.48%
         Highest contract charge 1.90% Class B          $ 25.51               --                 --         --            2.51%
         All contract charges                                --           33,332        $   612,694       4.41%             --
  2005   Lowest contract charge 0.00% Class B           $ 39.77               --                 --         --            2.62%
         Highest contract charge 1.90% Class B          $ 24.88               --                 --         --            0.68%
         All contract charges                                --           24,414        $   483,274       2.57%             --
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.28               --                 --         --            0.98%
         Highest contract charge 1.70% Class A (t)      $ 10.27               --                 --         --            0.98%
         All contract charges                                --                1        $         6       0.38%

                                     FSA-117

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Montag & Caldwell Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $  5.45                --               --           --           29.18%
         Highest contract charge 1.90% Class B         $  4.66                --               --           --           27.29%
         All contract charges                               --            41,296        $ 172,778         0.38%
  2008   Lowest contract charge 0.50% Class B          $  4.22                --               --           --         (33.23)%
         Highest contract charge 1.90% Class B         $  3.66                --               --           --         (34.17)%
         All contract charges                               --            43,561        $ 143,894         0.26%
  2007   Lowest contract charge 0.50% Class B          $  6.32                --               --           --           20.15%
         Highest contract charge 1.90% Class B         $  5.56                --               --           --           18.55%
         All contract charges                                             18,657        $ 100,498         0.37%
  2006   Lowest contract charge 0.50% Class B          $  5.26                --               --           --            7.41%
         Highest contract charge 1.90% Class B         $  4.69                --               --           --            5.90%
         All contract charges                               --             6,440        $  30,006         0.21%             --
  2005   Lowest contract charge 0.50% Class B          $  4.90                --               --           --            4.88%
         Highest contract charge 1.90% Class B         $  4.43                --               --           --            3.41%
         All contract charges                               --             4,693        $  21,467         0.44%             --
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.24                --               --           --            0.49%
         Highest contract charge 1.70% Class A (t)     $ 10.24                --               --           --            0.49%
         All contract charges                               --                --               --         0.18%
EQ/Mutual Large Cap Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  8.33                --               --           --           24.48%
         Highest contract charge 1.90% Class B (c)     $  7.95                --               --           --           22.81%
         All contract charges                               --            29,595        $ 238,330         0.18%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.69                --               --           --         (38.40)%
         Highest contract charge 1.90% Class B (c)     $  6.47                --               --           --         (39.31)%
         All contract charges                               --            31,398        $ 205,168         3.61%
  2007   Lowest contract charge 0.50% Class B (c)      $ 10.86                --               --           --            1.12%
         Highest contract charge 1.90% Class B (c)     $ 10.66                --               --           --          (0.28)%
         All contract charges                                             32,835        $ 351,879         0.00%
  2006   Lowest contract charge 0.50% Class B (c)      $ 10.74                --               --           --            7.38%
         Highest contract charge 1.90% Class B (c)     $ 10.69                --               --           --            6.92%
         All contract charges                               --             7,714        $  82,586         0.39%             --
EQ/Oppenheimer Global
---------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.18                --               --           --            0.00%
         Highest contract charge 1.70% Class A (t)     $ 10.18                --               --           --            0.00%
         All contract charges                               --                 1        $       7         0.66%
EQ/Oppenheimer Global
---------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)      $  9.51                --               --           --           37.88%
         Highest contract charge 1.90% Class B (c)     $  9.08                --               --           --           35.88%
         All contract charges                               --            17,703        $ 162,900         0.66%
  2008   Lowest contract charge 0.50% Class B (c)      $  6.90                --               --           --         (41.03)%
         Highest contract charge 1.90% Class B (c)     $  6.68                --               --           --         (41.81)%
         All contract charges                               --            13,246        $  89,280         1.29%
  2007   Lowest contract charge 0.50% Class B (c)      $ 11.70                --               --           --            5.22%
         Highest contract charge 1.90% Class B (c)     $ 11.48                --               --           --            3.70%
         All contract charges                                              9,648        $ 111,407         0.39%
  2006   Lowest contract charge 0.50% Class B (c)      $ 11.12                --               --           --           11.23%
         Highest contract charge 1.90% Class B (c)     $ 11.07                --               --           --           10.75%
         All contract charges                               --             1,756        $  19,483         0.07%             --

                                     FSA-118

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/PIMCO Ultra Short Bond
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $  9.99                --                --          --          (0.10)%
         Highest contract charge 1.70% Class A (t)     $  9.98                --                --          --          (0.10)%
         All contract charges                               --                 9                90        1.17%
EQ/PIMCO Ultra Short Bond (l) (m)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 11.36                --                --          --            7.45%
         Highest contract charge 1.90% Class B (a)     $ 10.63                --                --          --            5.99%
         All contract charges                               --           132,946       $ 1,414,881        1.17%
  2008   Lowest contract charge 0.50% Class B (a)      $ 10.57                --                --          --          (4.52)%
         Highest contract charge 1.90% Class B (a)     $ 10.03                --                --          --          (5.91)%
         All contract charges                               --            91,323       $   917,805        3.21%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.07                --                --          --           10.92%
         Highest contract charge 1.90% Class B (a)     $ 10.66                --                --          --            9.33%
         All contract charges                                             45,578       $   486,803        3.07%
  2006   Lowest contract charge 0.50% Class B (a)      $  9.98                --                --          --          (0.11)%
         Highest contract charge 1.90% Class B (a)     $  9.75                --                --          --          (1.51)%
         All contract charges                               --            31,108       $   304,380        4.98%             --
  2005   Lowest contract charge 0.50% Class B (a)      $  9.99                --                --          --          (0.09)%
         Highest contract charge 1.90% Class B (a)     $  9.90                --                --          --          (1.02)%
         All contract charges                               --            15,284       $   151,723        5.31%             --
EQ/Quality Bond PLUS (p)
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 18.73                --                --          --            5.54%
         Highest contract charge 1.90% Class B         $ 14.88                --                --          --            4.06%
         All contract charges                               --            44,906       $   558,182        3.96%
  2008   Lowest contract charge 0.50% Class B          $ 17.75                --                --          --          (7.02)%
         Highest contract charge 1.90% Class B         $ 14.30                --                --          --          (8.33)%
         All contract charges                               --            26,466       $   326,277        5.04%
  2007   Lowest contract charge 0.50% Class B          $ 19.09                --                --          --            4.03%
         Highest contract charge 1.90% Class B         $ 15.60                --                --          --            2.56%
         All contract charges                                             28,944       $   393,130        4.95%
  2006   Lowest contract charge 0.50% Class B          $ 18.35                --                --          --            3.30%
         Highest contract charge 1.90% Class B         $ 15.21                --                --          --            1.85%
         All contract charges                               --            27,600       $   371,451        4.04%             --
  2005   Lowest contract charge 0.50% Class B          $ 17.77                --                --          --            1.49%
         Highest contract charge 1.90% Class B         $ 14.94                --                --          --            0.07%
         All contract charges                               --            25,641       $   349,668        3.92%             --
EQ/Small Company Index
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.76                --                --          --            2.57%
         Highest contract charge 1.70% Class A (t)     $ 10.76                --                --          --            2.57%
         All contract charges                               --                 1       $        11        1.55%
EQ/Small Company Index (r)
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B          $ 14.88                --                --          --           25.54%
         Highest contract charge 1.90% Class B         $ 12.55                --                --          --           23.76%
         All contract charges                               --            36,011       $   440,098        1.55%
  2008   Lowest contract charge 0.50% Class B          $ 11.85                --                --          --         (34.49)%
         Highest contract charge 1.90% Class B         $ 10.14                --                --          --         (35.41)%
         All contract charges                               --            28,477       $   282,432        0.85%
  2007   Lowest contract charge 0.50% Class B          $ 18.09                --                --          --          (2.32)%
         Highest contract charge 1.90% Class B         $ 15.70                --                --          --          (3.68)%
         All contract charges                                             28,985       $   444,440        1.31%

                                     FSA-119

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Small Company Index (r) (Continued)
--------------------------------------
  2006   Lowest contract charge 0.50% Class B           $ 18.52               --               --           --           17.12%
         Highest contract charge 1.90% Class B          $ 16.30               --               --           --           15.48%
         All contract charges                                --           29,757        $ 475,296         1.32%             --
  2005   Lowest contract charge 0.50% Class B           $ 15.81               --               --           --            3.74%
         Highest contract charge 1.90% Class B          $ 14.12               --               --           --            2.28%
         All contract charges                                --           26,002        $ 364,087         1.15%             --
EQ/T. Rowe Price Growth Stock
-----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.35               --               --           --            1.67%
         Highest contract charge 1.70% Class A (t)      $ 10.34               --               --           --            1.57%
         All contract charges                                --                3        $      38           --
EQ/T. Rowe Price Growth Stock (e)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 16.84               --               --           --           41.96%
         Highest contract charge 1.90% Class B          $ 12.43               --               --           --           39.94%
         All contract charges                                --           27,386        $ 313,026           --
  2008   Lowest contract charge 0.50% Class B           $ 11.86               --               --           --         (42.51)%
         Highest contract charge 1.90% Class B          $  8.88               --               --           --         (43.33)%
         All contract charges                                --           19,024        $ 167,244           --
  2007   Lowest contract charge 0.50% Class B           $ 20.63               --               --           --            6.67%
         Highest contract charge 1.90% Class B          $ 15.67               --               --           --            5.24%
         All contract charges                                             17,951        $ 291,072         0.13%
  2006   Lowest contract charge 0.50% Class B           $ 19.34               --               --           --          (4.49)%
         Highest contract charge 1.90% Class B          $ 14.89               --               --           --          (5.83)%
         All contract charges                                --            3,277        $  51,291           --              --
  2005   Lowest contract charge 0.50% Class B           $ 20.25               --               --           --            3.47%
         Highest contract charge 1.90% Class B          $ 15.82               --               --           --            2.02%
         Unit Value 0.50% to 1.90%*                          --            2,742        $  47,015           --              --
EQ/Templeton Global Equity
--------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)       $ 10.17               --               --           --            0.10%
         Highest contract charge 1.70% Class A (t)      $ 10.17               --               --           --            0.10%
         All contract charges                                --               --        $       3         1.50%
EQ/Templeton Global Equity
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (c)       $  8.35               --               --           --           29.41%
         Highest contract charge 1.90% Class B (c)      $  7.96               --               --           --           27.63%
         All contract charges                                --           22,755        $ 183,693         1.50%
  2008   Lowest contract charge 0.50% Class B (c)       $  6.45               --               --           --         (41.15)%
         Highest contract charge 1.90% Class B (c)      $  6.24               --               --           --         (41.95)%
         All contract charges                                --           23,768        $ 149,788         1.56%
  2007   Lowest contract charge 0.50% Class B (c)       $ 10.96               --               --           --            1.58%
         Highest contract charge 1.90% Class B (c)      $ 10.75               --               --           --            0.09%
         All contract charges                                             26,167        $ 282,910         0.63%
  2006   Lowest contract charge 0.50% Class B (c)       $ 10.79               --               --           --            7.86%
         Highest contract charge 1.90% Class B (c)      $ 10.74               --               --           --            7.39%
         All contract charges                                --            6,220        $  66,882         0.46%             --
EQ/UBS Growth and Income
------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $  5.30               --               --           --           31.90%
         Highest contract charge 1.90% Class B          $  4.53               --               --           --           29.83%
         All contract charges                                --           16,033        $  63,781         0.85%

                                     FSA-120

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/UBS Growth and Income (Continued)
------------------------------------
  2008   Lowest contract charge 0.50% Class B          $  4.02                --               --           --         (40.36)%
         Highest contract charge 1.90% Class B         $  3.49                --               --           --         (41.15)%
         All contract charges                               --            14,961        $  48,057         1.26%
  2007   Lowest contract charge 0.50% Class B          $  6.74                --               --           --            0.60%
         Highest contract charge 1.90% Class B         $  5.93                --               --           --          (0.67)%
         All contract charges                                             15,122        $  84,474         0.85%
  2006   Lowest contract charge 0.50% Class B          $  6.70                --               --           --           13.58%
         Highest contract charge 1.90% Class B         $  5.97                --               --           --           11.99%
         All contract charges                               --            11,683        $  70,569         0.90%             --
  2005   Lowest contract charge 0.50% Class B          $  5.90                --               --           --           8.46%
         Highest contract charge 1.90% Class B         $  5.33                --               --           --           6.94%
         All contract charges                               --             6,468        $  35,639         1.24%             --
EQ/Van Kampen Comstock
----------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --          (0.29)%
         Highest contract charge 1.70% Class A (t)     $ 10.21                --               --           --          (0.20)%
         All contract charges                               --                --        $       2         1.44%
EQ/Van Kampen Comstock
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $  9.41                --               --           --           27.79%
         Highest contract charge 1.90% Class B (a)     $  8.80                --               --           --           25.94%
         All contract charges                               --            24,454        $ 219,381         1.44%
  2008   Lowest contract charge 0.50% Class B (a)      $  7.36                --               --           --         (37.25)%
         Highest contract charge 1.90% Class B (a)     $  6.99                --               --           --         (38.14)%
         All contract charges                               --            26,088        $ 185,024         1.98%
  2007   Lowest contract charge 0.50% Class B (a)      $ 11.73                --               --           --          (3.06)%
         Highest contract charge 1.90% Class B (a)     $ 11.30                --               --           --          (4.32)%
         All contract charges                                             25,019        $ 285,776         1.63%
  2006   Lowest contract charge 0.50% Class B (a)      $ 12.10                --               --           --           15.33%
         Highest contract charge 1.90% Class B (a)     $ 11.81                --               --           --           13.71%
         All contract charges                               --            21,516        $ 255,976         3.07%             --
  2005   Lowest contract charge 0.50% Class B (a)      $ 10.49                --               --           --            4.88%
         Highest contract charge 1.90% Class B (a)     $ 10.39                --               --           --            3.90%
         All contract charges                               --             9,231        $  96,174         2.07%             --
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class A (t)      $ 10.21                --               --           --            0.79%
         Highest contract charge 1.70% Class A (t)     $ 10.20                --               --           --            0.69%
         All contract charges                               --                 3        $      23         0.00%
EQ/Van Kampen Mid Cap Growth
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B (a)      $ 13.50                --               --           --           56.21%
         Highest contract charge 1.90% Class B (a)     $ 12.63                --               --           --           54.06%
         All contract charges                               --            31,529        $ 406,393         0.00%
  2008   Lowest contract charge 0.50% Class B (a)      $  8.64                --               --           --         (47.57)%
         Highest contract charge 1.90% Class B (a)     $  8.20                --               --           --         (48.33)%
         All contract charges                               --            25,257        $ 210,339         0.00%
  2007   Lowest contract charge 0.50% Class B (a)      $ 16.48                --               --           --           21.80%
         Highest contract charge 1.90% Class B (a)     $ 15.87                --               --           --           20.14%
         All contract charges                                             19,555        $ 313,835         0.33%
  2006   Lowest contract charge 0.50% Class B (a)      $ 13.53                --               --           --            8.71%
         Highest contract charge 1.90% Class B (a)     $ 13.21                --               --           --            7.19%
         All contract charges                               --             8,738        $ 116,309         0.47%          `   --

                                     FSA-121

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
EQ/Van Kampen Mid Cap Growth (Continued)
----------------------------------------
  2005   Lowest contract charge 0.50% Class B (a)       $ 12.44             --               --              --          24.44%
         Highest contract charge 1.90% Class B (a)      $ 12.33             --               --              --          23.28%
Fidelity(R) VIP Contrafund Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.37             --               --              --           0.78%
         Highest contract charge 1.70% Class B (t)      $ 10.37             --               --              --           0.78%
         All contract charges                                --              2             $ 18            0.00%
Fidelity(R) VIP Mid Cap Portfolio
---------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.17             --               --              --           0.59%
         Highest contract charge 1.70% Class B (t)      $ 10.17             --               --              --           0.59%
         All contract charges                                --              1             $  6            0.00%
Fidelity(R) VIP Strategic Income Portfolio
------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.14             --               --              --           0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.13             --               --              --           0.00%
         All contract charges                                --              2             $ 23            0.00%
Franklin Strategic Income Securities Fund
-----------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.50%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.59%
         All contract charges                                --              5             $ 46              --
Goldman Sachs VIT Mid Cap Value Fund
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.48             --               --              --           0.87%
         Highest contract charge 1.70% Class B (t)      $ 10.47             --               --              --           0.77%
         All contract charges                                --             --             $  3              --
Ivy Funds VIP Dividend Opportunities
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.15             --               --              --           0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.15             --               --              --           0.30%
         All contract charges                                --              1             $ 13              --
Ivy Funds VIP Energy
--------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.32             --               --              --           3.41%
         Highest contract charge 1.70% Class B (t)      $ 10.32             --               --              --           3.51%
         All contract charges                                --             --               --              --
Ivy Funds VIP Global Natural Resources
--------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.35             --               --              --           2.07%
         Highest contract charge 1.70% Class B (t)      $ 10.34             --               --              --           1.97%
         All contract charges                                --              7             $ 73              --
Ivy Funds VIP High Income
-------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30             --               --              --           1.08%
         Highest contract charge 1.70% Class B (t)      $ 10.29             --               --              --           1.08%
         All contract charges                                --              2             $ 25            0.00%
Ivy Funds VIP Mid Cap Growth
----------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.43             --               --              --           1.16%
         Highest contract charge 1.70% Class B (t)      $ 10.42             --               --              --           1.17%
         All contract charges                                --              2             $ 21              --

                                     FSA-122

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Ivy Funds VIP Science and Technology
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.62               --                --          --            2.61%
         Highest contract charge 1.70% Class B (t)      $ 10.61               --                --          --            2.61%
         All contract charges                                --               --       $         2          --
Ivy Funds VIP Small Cap Growth
------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.57               --                --          --            3.02%
         Highest contract charge 1.70% Class B (t)      $ 10.56               --                --          --            3.02%
         All contract charges                                --               --       $         3          --
Lazard Retirement Emerging Markets Equity Portfolio
---------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.21               --                --          --            0.10%
         Highest contract charge 1.70% Class B (t)      $ 10.21               --                --          --            0.20%
         All contract charges                                --                2       $        23          --
MFS(R) International Value Portfolio
------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --                --          --          (0.79)%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --                --          --          (0.88)%
         All contract charges                                --               --       $         3          --
Multimanager Aggressive Equity (n)
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 57.33               --                --          --           36.59%
         Highest contract charge 1.90% Class B          $ 40.84               --                --          --           34.68%
         All contract charges                                --           21,905       $   337,968        0.21%
  2008   Lowest contract charge 0.50% Class B           $ 41.97               --                --          --         (46.95)%
         Highest contract charge 1.90% Class B          $ 30.32               --                --          --         (47.70)%
         All contract charges                                --            5,087       $    67,727        0.36%
  2007   Lowest contract charge 0.50% Class B           $ 79.11               --                --          --           10.83%
         Highest contract charge 1.90% Class B          $ 57.97               --                --          --            9.25%
         All contract charges                                              4,950       $   134,774        0.00%
  2006   Lowest contract charge 0.50% Class B           $ 71.38               --                --          --            4.59%
         Highest contract charge 1.90% Class B          $ 53.06               --                --          --            3.12%
         All contract charges                                --            5,287       $   139,296          --              --
  2005   Lowest contract charge 0.50% Class B           $ 68.25               --                --          --            7.66%
         Highest contract charge 1.90% Class B          $ 51.46               --                --          --            6.15%
         All contract charges                                --            3,925       $   127,148          --              --
Multimanager Core Bond
----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 13.95               --                --          --            7.78%
         Highest contract charge 1.90% Class B          $ 12.45               --                --          --            6.25%
         All contract charges                                --           83,528       $ 1,038,056        3.59%
  2008   Lowest contract charge 0.50% Class B           $ 12.94               --                --          --            1.97%
         Highest contract charge 1.90% Class B          $ 11.72               --                --          --            0.51%
         All contract charges                                --           62,629       $   734,371        4.89%
  2007   Lowest contract charge 0.50% Class B           $ 12.69               --                --          --            5.66%
         Highest contract charge 1.90% Class B          $ 11.66               --                --          --            4.20%
         All contract charges                                             55,947       $   653,841        4.09%
  2006   Lowest contract charge 0.50% Class B           $ 12.01               --                --          --            3.25%
         Highest contract charge 1.90% Class B          $ 11.19               --                --          --            1.80%
         All contract charges                                --           58,160       $   651,206        4.11%             --
  2005   Lowest contract charge 0.50% Class B           $ 11.63               --                --          --            1.20%
         Highest contract charge 1.90% Class B          $ 10.99               --                --          --          (0.18)%
         All contract charges                                --           57,425       $   631,231        3.47%             --

                                     FSA-123

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager International Equity
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.43               --               --            --            29.22%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            27.38%
         All contract charges                            --           35,009        $ 457,905          1.62%
  2008   Lowest contract charge 0.50% Class B       $ 10.39               --               --            --          (47.47)%
         Highest contract charge 1.90% Class B      $  9.41               --               --            --          (48.21)%
         All contract charges                            --           34,884        $ 355,985          1.57%
  2007   Lowest contract charge 0.50% Class B       $ 19.78               --               --            --            11.88%
         Highest contract charge 1.90% Class B      $ 18.17               --               --            --            10.25%
         All contract charges                                         34,725        $ 680,288          0.73%
  2006   Lowest contract charge 0.50% Class B       $ 17.68               --               --            --            24.69%
         Highest contract charge 1.90% Class B      $ 16.48               --               --            --            22.94%
         All contract charges                            --           32,231        $ 568,482          2.23%              --
  2005   Lowest contract charge 0.50% Class B       $ 14.18               --               --            --            14.87%
         Highest contract charge 1.90% Class B      $ 13.40               --               --            --            13.25%
         All contract charges                            --           23,219        $ 328,766          4.06%              --
Multimanager Large Cap Core Equity
----------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.67               --               --            --            31.84%
         Highest contract charge 1.90% Class B      $  9.52               --               --            --            29.91%
         All contract charges                            --           12,893        $ 132,944          1.49%
  2008   Lowest contract charge 0.50% Class B       $  8.09               --               --            --          (39.85)%
         Highest contract charge 1.90% Class B      $  7.33               --               --            --          (40.65)%
         All contract charges                            --           12,279        $  96,551          0.52%
  2007   Lowest contract charge 0.50% Class B       $ 13.45               --               --            --             4.51%
         Highest contract charge 1.90% Class B      $ 12.35               --               --            --             3.00%
         All contract charges                                         13,471        $ 177,274          0.41%
  2006   Lowest contract charge 0.50% Class B       $ 12.87               --               --            --            13.01%
         Highest contract charge 1.90% Class B      $ 11.99               --               --            --            11.43%
         All contract charges                            --           13,690        $ 173,297          0.60%              --
  2005   Lowest contract charge 0.50% Class B       $ 11.39               --               --            --             6.20%
         Highest contract charge 1.90% Class B      $ 10.76               --               --            --             4.71%
         All contract charges                                         13,468        $ 151,342          0.79%              --
Multimanager Large Cap Growth
-----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  8.22               --               --            --            35.88%
         Highest contract charge 1.90% Class B      $  7.34               --               --            --            33.93%
         All contract charges                            --           25,601        $ 211,938          0.16%
  2008   Lowest contract charge 0.50% Class B       $  6.05               --               --            --          (45.64)%
         Highest contract charge 1.90% Class B      $  5.48               --               --            --          (46.43)%
         All contract charges                            --           27,165        $ 166,651            --
  2007   Lowest contract charge 0.50% Class B       $ 11.13               --               --            --            10.64%
         Highest contract charge 1.90% Class B      $ 10.23               --               --            --             9.18%
         All contract charges                                         28,454        $ 322,415            --
  2006   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --           (0.39)%
         Highest contract charge 1.90% Class B      $  9.37               --               --            --           (1.79)%
         All contract charges                            --           30,036        $ 306,984            --               --
  2005   Lowest contract charge 0.50% Class B       $ 10.10               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  9.54               --               --            --             5.45%
         All contract charges                            --           28,903        $ 295,667            --               --

                                     FSA-124

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Large Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 11.76               --               --            --            22.21%
         Highest contract charge 1.90% Class B      $ 10.50               --               --            --            20.51%
         All contract charges                            --           33,976        $ 386,795          1.82%
  2008   Lowest contract charge 0.50% Class B       $  9.62               --               --            --          (37.73)%
         Highest contract charge 1.90% Class B      $  8.71               --               --            --          (38.62)%
         All contract charges                            --           37,613        $ 353,373          1.40%
  2007   Lowest contract charge 0.50% Class B       $ 15.45               --               --            --             3.07%
         Highest contract charge 1.90% Class B      $ 14.19               --               --            --             1.65%
         All contract charges                                         38,402        $ 583,473          1.08%
  2006   Lowest contract charge 0.50% Class B       $ 14.99               --               --            --            18.73%
         Highest contract charge 1.90% Class B      $ 13.96               --               --            --            17.06%
         All contract charges                            --           39,025        $ 577,966          2.82%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.62               --               --            --             6.56%
         Highest contract charge 1.90% Class B      $ 11.93               --               --            --             5.07%
         All contract charges                            --           35,233        $ 440,121          3.02%              --
Multimanager Mid Cap Growth
---------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 10.06               --               --            --            41.09%
         Highest contract charge 1.90% Class B      $  8.98               --               --            --            39.02%
         All contract charges                            --           28,991        $ 297,480            --
  2008   Lowest contract charge 0.50% Class B       $  7.13               --               --            --          (43.86)%
         Highest contract charge 1.90% Class B      $  6.46               --               --            --          (44.64)%
         All contract charges                            --           29,642        $ 216,713            --
  2007   Lowest contract charge 0.50% Class B       $ 12.70               --               --            --            11.31%
         Highest contract charge 1.90% Class B      $ 11.67               --               --            --             9.78%
         All contract charges                                         31,721        $ 414,209            --
  2006   Lowest contract charge 0.50% Class B       $ 11.41               --               --            --             9.07%
         Highest contract charge 1.90% Class B      $ 10.63               --               --            --             7.54%
         All contract charges                            --           35,038        $ 410,676          0.51%              --
  2005   Lowest contract charge 0.50% Class B       $ 10.46               --               --            --             7.84%
         Highest contract charge 1.90% Class B      $  9.88               --               --            --             6.33%
         All contract charges                            --           35,078        $ 374,043          1.58%              --
Multimanager Mid Cap Value
--------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 13.24               --               --            --            43.65%
         Highest contract charge 1.90% Class B      $ 11.82               --               --            --            41.61%
         All contract charges                            --           26,843        $ 341,724          3.10%
  2008   Lowest contract charge 0.50% Class B       $  9.22               --               --            --          (36.28)%
         Highest contract charge 1.90% Class B      $  8.35               --               --            --          (37.17)%
         All contract charges                            --           26,245        $ 234,379          0.46%
  2007   Lowest contract charge 0.50% Class B       $ 14.47               --               --            --           (0.41)%
         Highest contract charge 1.90% Class B      $ 13.29               --               --            --           (1.85)%
         All contract charges                                         27,826        $ 392,988          0.00%
  2006   Lowest contract charge 0.50% Class B       $ 14.53               --               --            --            14.16%
         Highest contract charge 1.90% Class B      $ 13.54               --               --            --            12.56%
         All contract charges                            --           30,733        $ 438,437          1.72%              --
  2005   Lowest contract charge 0.50% Class B       $ 12.73               --               --            --             6.81%
         Highest contract charge 1.90% Class B      $ 12.03               --               --            --             5.31%
         All contract charges                            --           29,548        $ 370,654          6.98%              --
         All contract charges                            --           30,025        $ 353,096          4.10%              --

                                     FSA-125

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Multi-Sector Bond
------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 32.86               --               --            --             9.11%
         Highest contract charge 1.90% Class B      $ 23.72               --               --            --             7.55%
         All contract charges                            --           38,177        $ 578,492          4.60%
  2008   Lowest contract charge 0.50% Class B       $ 30.12               --               --            --          (23.90)%
         Highest contract charge 1.90% Class B      $ 22.06               --               --            --          (24.94)%
         All contract charges                            --           36,664        $ 531,727          8.68%
  2007   Lowest contract charge 0.50% Class B       $ 39.58               --               --            --             2.62%
         Highest contract charge 1.90% Class B      $ 29.39               --               --            --             1.17%
         All contract charges                                         45,225        $ 879,446          7.17%
  2006   Lowest contract charge 0.50% Class B       $ 38.57               --               --            --             9.38%
         Highest contract charge 1.90% Class B      $ 29.05               --               --            --             7.85%
         All contract charges                            --           46,730        $ 935,762          6.95%              --
  2005   Lowest contract charge 0.50% Class B       $ 35.26               --               --            --             2.55%
         Highest contract charge 1.90% Class B      $ 26.94               --               --            --             1.11%
         All contract charges                            --           43,908        $ 877,332          7.68%              --
Multimanager Small Cap Growth (f)
---------------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $  7.50               --               --            --            33.85%
         Highest contract charge 1.90% Class B      $  6.41               --               --            --            32.08%
         All contract charges                            --           32,920        $ 199,904            --
  2008   Lowest contract charge 0.50% Class B       $  5.60               --               --            --          (42.39)%
         Highest contract charge 1.90% Class B      $  4.85               --               --            --          (43.27)%
         All contract charges                            --           28,780        $ 135,528            --
  2007   Lowest contract charge 0.50% Class B       $  9.72               --               --            --             3.18%
         Highest contract charge 1.90% Class B      $  8.55               --               --            --             1.79%
         All contract charges                                         28,681        $ 242,159            --
  2006   Lowest contract charge 0.50% Class B       $  9.42               --               --            --             9.66%
         Highest contract charge 1.90% Class B      $  8.40               --               --            --             8.12%
         All contract charges                            --           17,157        $ 147,393          1.40%                --
  2005   Lowest contract charge 0.50% Class B       $  8.59               --               --            --             6.95%
         Highest contract charge 1.90% Class B      $  7.77               --               --            --             5.45%
         All contract charges                            --            9,010        $  72,375          3.58%              --
Multimanager Small Cap Value
----------------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B       $ 14.82               --               --            --            25.82%
         Highest contract charge 1.90% Class B      $ 12.50               --               --            --            24.04%
         All contract charges                            --           36,368        $ 418,772          1.03%
  2008   Lowest contract charge 0.50% Class B       $ 11.78               --               --            --          (38.20)%
         Highest contract charge 1.90% Class B      $ 10.08               --               --            --          (39.06)%
         All contract charges                            --           39,759        $ 368,923          0.24%
  2007   Lowest contract charge 0.50% Class B       $ 19.06               --               --            --          (10.31)%
         Highest contract charge 1.90% Class B      $ 16.54               --               --            --          (11.55)%
         All contract charges                                         47,546        $ 723,958          0.29%
  2006   Lowest contract charge 0.50% Class B       $ 21.25               --               --            --            15.53%
         Highest contract charge 1.90% Class B      $ 18.70               --               --            --            13.91%
         All contract charges                            --           57,348        $ 992,117          5.49%              --
  2005   Lowest contract charge 0.50% Class B       $ 18.39               --               --            --             4.16%
         Highest contract charge 1.90% Class B      $ 16.42               --               --            --             2.70%
         All contract charges                            --           56,358        $ 874,837          4.46%              --

                                     FSA-126

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                            Years Ended December 31,
                                                 ------------------------------------------------------------------------------
                                                                Units Outstanding   Net Assets     Investment         Total
                                                  Units value         (000s)          (000s)     Income ratio**     Return***
                                                 ------------- ------------------- ------------ ---------------- --------------
Multimanager Technology
-----------------------
         Unit Value 0.50% to 1.90%*
  2009   Lowest contract charge 0.50% Class B           $ 10.80               --             --         --            57.69%
         Highest contract charge 1.90% Class B          $  9.64               --             --         --            55.54%
         All contract charges                                --           33,513      $ 364,955         --
  2008   Lowest contract charge 0.50% Class B           $  6.85               --             --         --          (47.35)%
         Highest contract charge 1.90% Class B          $  6.20               --             --         --          (48.12)%
         All contract charges                                --           27,756      $ 192,697         --
  2007   Lowest contract charge 0.50% Class B           $ 13.01               --             --         --            17.63%
         Highest contract charge 1.90% Class B          $ 11.95               --             --         --            15.91%
         All contract charges                                             28,291      $ 373,990         --
  2006   Lowest contract charge 0.50% Class B           $ 11.06               --             --         --             6.76%
         Highest contract charge 1.90% Class B          $ 10.31               --             --         --             5.26%
         All contract charges                                --           24,173      $ 271,064         --               --
  2005   Lowest contract charge 0.50% Class B           $ 10.36               --             --         --            10.71%
         Highest contract charge 1.90% Class B          $  9.79               --             --         --             9.16%
         All contract charges                                --           24,317      $ 253,676         --               --
PIMCO Variable Insurance Trust Emerging Markets Bond Portfolio
--------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --           (0.50)%
         Highest contract charge 1.70% Class B (t)      $ 10.04               --             --         --           (0.50)%
         All contract charges                                --               10      $      96       0.38%
PIMCO Variable Insurance Trust Real Return Strategy Portfolio
-------------------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.40)%
         Highest contract charge 1.70% Class B (t)      $  9.97               --             --         --           (0.40)%
         All contract charges                                --                7      $      71         --
PIMCO Variable Insurance Trust Total Return Portfolio
-----------------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.98               --             --         --           (0.60)%
         Highest contract charge 1.70% Class B (t)      $  9.98               --             --         --           (0.60)%
         All contract charges                                --                8      $      78         --
ProFund VP Bear
---------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $  9.67               --             --         --           (0.31)%
         Highest contract charge 1.70% Class B (t)      $  9.66               --             --         --           (0.41)%
         All contract charges                                --                1      $      11         --
ProFund VP Biotechnology
------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.09               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.08               --             --         --             0.10%
         All contract charges                                --               --      $       4         --
Templeton Developing Markets Securities Fund
--------------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30               --             --         --             1.58%
         Highest contract charge 1.70% Class B (t)      $ 10.29               --             --         --             1.58%
         All contract charges                                --                2      $      28         --
Templeton Global Bond Securities Fund
-------------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.05               --             --         --             0.20%
         Highest contract charge 1.70% Class B (t)      $ 10.05               --             --         --             0.20%
         All contract charges                                --                3      $      27         --

                                     FSA-127

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Continued)

December 31, 2009


8. Accumulation Unit Values (Continued)

   Shown below is accumulation unit value information for units outstanding throughout the periods indicated.

                                                                              Years Ended December 31,
                                                     --------------------------------------------------------------------------
                                                                    Units Outstanding   Net Assets     Investment       Total
                                                      Units value         (000s)          (000s)     Income ratio**   Return***
                                                     ------------- ------------------- ------------ ---------------- ----------
Van Eck Worldwide Hard Assets Fund
----------------------------------
         Unit Value 1.30% to 1.70%*
  2009   Lowest contract charge 1.30% Class B (t)       $ 10.30            --                --             --          1.88%
         Highest contract charge 1.70% Class B (t)      $ 10.30            --                --             --          1.88%
         All contract charges                                --             1              $ 10             --

----------
(a) Units were made available for sale on May 9, 2005.
(b) Units were made available for sale on October 17, 2005.
(c) Units were made available for sale on September 18, 2006.
(d) A substitution of EQ/Capital Guardian Research was made for EQ/Capital Guardian U.S. Equity on July 6, 2007.
(e) A substitution of EQ/T. Rowe Price Growth Stock was made for EQ/Janus Large Cap Growth on July 6, 2007.
(f) A substitution of Multimanager Small Cap Growth was made for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
(g) A substitution of EQ/Large Cap Value PLUS was made for EQ/AllianceBernstein Growth and Income on August 17, 2007.
(h) Units were made available for sale on May 29, 2007.
(i) EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
(j) EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
(k) EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
(l) EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
(m) EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
(n) Multimanager Aggressive Equity replaced Multimanger Health Care due to a fund merger on September 18, 2009.
(o) EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
(p) EQ/Quality Bond PLUS replaced EQ/Caywood-Scholl High Yield due to a fund merger on September 25, 2009.
(q) EQ/Common Stock Index replaced EQ/Oppenheimer Main Street Opportunity due to a fund merger on September 18, 2009.
(r) EQ/Small Company Index replaced EQ/Oppenheimer Main Street Small Cap Index due to a fund merger on September 18, 2009.

                                    FSA-128

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 49

Notes to Financial Statements (Concluded)

December 31, 2009


8. Accumulation Unit Values (Continued)

(s) Units were made available for sale on June 08, 2009.
(t) Units were made available for sale on December 14, 2009.


* Expenses as a percentage of average net assets (0.00%, 0.50%, 1.30%, 1.70%, and 1.90% annualized) consisting primarily of mortality and expense charges, for each period indicated. The ratios included only those expenses that result in direct reduction to unit values. Charges made directly to Contractowner account through the redemption of units and expenses of the underlying fund have been excluded. The summary may not reflect the minimum and maximum contract charges offered by the Company as Contractowners may not have selected all available and applicable contract options.

** The investment income ratio represents the dividends, excluding distributions of capital gains, received by the Account from the underlying mutual fund, net of mutual fund fees and expenses, divided by the average net assets. These ratios exclude those expenses, such as asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Account is affected by the timing of the declaration of dividends by the underlying fund in which the Account invests.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period.

                                    FSA-129

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

            INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                      AXA EQUITABLE LIFE INSURANCE COMPANY


 Report of Independent Registered Public Accounting Firm.................... F-1

 Consolidated Financial Statements:
   Consolidated Balance Sheets, December 31, 2009 and 2008.................. F-2
   Consolidated Statements of (Loss) Earnings, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-3
   Consolidated Statements of Equity, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-5
   Consolidated Statements of Comprehensive (Loss) Income,
     Years Ended December 31, 2009, 2008 and 2007........................... F-6
   Consolidated Statements of Cash Flows, Years Ended
     December 31, 2009, 2008 and 2007....................................... F-7
   Notes to Consolidated Financial Statements............................... F-9

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company

In our opinion, based on our audits, the accompanying consolidated balance sheets and the related consolidated statements of (loss) earnings, of equity, of comprehensive (loss) income and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries ("AXA Equitable") at December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2009 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Consolidated Financial Statements, AXA Equitable changed its methods of accounting for noncontrolling interests in consolidated financial statements on January 1, 2009, for recognition and presentation of other-than-temporary impairment losses on April 1, 2009, fair value measurement on January 1, 2008 and for uncertainty in income taxes of January 1, 2007.



/s/ PricewaterhouseCoopers LLP
New York, New York

March 10, 2010

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 2009 AND 2008


                                                                                    2009                 2008
                                                                              -----------------    -----------------
                                                                                         (IN MILLIONS)
ASSETS
Investments:
   Fixed maturities available for sale, at fair value.......................  $     27,470.2       $     23,831.0
   Mortgage loans on real estate............................................         3,554.8              3,673.9
   Equity real estate, held for the production of income....................            98.5                 56.3
   Policy loans.............................................................         3,616.8              3,700.3
   Other equity investments.................................................         1,562.3              1,646.8
   Trading securities......................................................            484.6                322.7
   Other invested assets....................................................         1,482.6              1,500.9
                                                                              -----------------    -----------------
     Total investments......................................................        38,269.8             34,731.9
Cash and cash equivalents...................................................         1,791.7              2,403.2
Cash and securities segregated, at fair value...............................           985.7              2,572.6
Broker-dealer related receivables...........................................         1,087.6              1,020.4
Deferred policy acquisition costs...........................................         7,745.2              7,482.0
Goodwill and other intangible assets, net...................................         3,676.5              3,702.9
Amounts due from reinsurers.................................................         3,028.2              2,897.2
Loans to affiliates.........................................................         1,048.3                588.3
Other assets................................................................         8,254.9             13,240.8
Separate Accounts' assets...................................................        84,016.5             67,627.0
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................  $     24,107.3       $     24,742.5
Future policy benefits and other policyholders liabilities..................        17,726.7             17,733.1
Broker-dealer related payables..............................................           279.4                485.5
Customers related payables..................................................         1,430.7              2,753.1
Amounts due to reinsurers...................................................            81.2                 64.2
Short-term and long-term debt...............................................           449.0                484.6
Loans from affiliates.......................................................         1,325.0              1,325.0
Income taxes payable........................................................         3,356.0              3,794.4
Noncontrolling interest subject to redemption rights........................             -                  135.0
Other liabilities...........................................................         3,002.2              2,861.4
Separate Accounts' liabilities..............................................        84,016.5             67,627.0
                                                                              -----------------    -----------------
     Total liabilities......................................................       135,774.0            122,005.8
                                                                              -----------------    -----------------

Commitments and contingent liabilities (Notes 2, 7, 10, 11, 12, 13, 18 and 19)

EQUITY
AXA Equitable's equity:
   Common stock, $1.25 par value, 2.0 million shares authorized, issued and
     outstanding............................................................             2.5                  2.5
   Capital in excess of par value...........................................         5,582.3              5,184.1
   Retained earnings........................................................         6,311.8              8,412.6
   Accumulated other comprehensive loss.....................................        (1,035.7)            (2,235.6)
                                                                              -----------------    -----------------
   Total AXA Equitable's equity.............................................        10,860.9             11,363.6
                                                                              -----------------    -----------------
Noncontrolling interest.....................................................         3,269.5              2,896.9
                                                                              -----------------    -----------------
     Total equity...........................................................        14,130.4             14,260.5
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND EQUITY................................................  $    149,904.4       $    136,266.3
                                                                              =================    =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product
  policy fee income...........................................  $     2,918.4      $      2,951.7     $      2,741.7
Premiums......................................................          431.1               758.6              804.9
Net investment (loss) income:
   Investment (loss) income from
     derivative instruments...................................       (3,079.4)            7,302.1               86.6
   Other investment income....................................        2,098.9             1,751.9            2,567.1
                                                                -----------------  -----------------  -----------------
       Total net investment (loss) income.....................         (980.5)            9,054.0            2,653.7
Investment gains (losses), net:
   Total other-than-temporary impairment losses...............         (169.2)             (285.9)             (77.8)
   Portion of loss recognized in other
     comprehensive income.....................................            5.9                 -                  -
                                                                -----------------  -----------------  -----------------
       Net impairment losses recognized.......................         (163.3)             (285.9)             (77.8)
   Other investment gains (losses), net.......................          217.0               (52.6)              70.6
                                                                -----------------  -----------------  -----------------
         Total investment gains (losses), net.................           53.7              (338.5)              (7.2)
Commissions, fees and other income............................        3,385.2             4,549.0            5,173.7
(Decrease) increase in fair value of
   reinsurance contracts......................................       (2,565.9)            1,566.8                6.9
                                                                -----------------  -----------------  -----------------
      Total revenues..........................................        3,242.0            18,541.6           11,373.7
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.......................................        1,298.1             4,702.6            1,998.5
Interest credited to policyholders' account balances..........        1,004.3             1,065.3            1,065.2
Compensation and benefits.....................................        1,858.7             1,989.1            2,453.2
Commissions...................................................        1,033.0             1,437.1            1,744.2
Distribution plan payments....................................          207.6               274.4              335.1
Amortization of deferred sales commissions....................           54.9                79.1               95.5
Interest expense..............................................          107.8                51.5               58.2
Amortization of deferred policy acquisition costs.............          115.0             3,484.7            1,099.2
Capitalization of deferred policy acquisition costs...........         (975.3)           (1,394.1)          (1,719.3)
Rent expense..................................................          258.2               246.6              224.3
Amortization of other intangible assets.......................           24.1                23.7               23.2
Other operating costs and expenses............................        1,334.3             1,196.0            1,317.9
                                                                -----------------  -----------------  -----------------
      Total benefits and other deductions.....................        6,320.7            13,156.0            8,695.2
                                                                -----------------  -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF (LOSS) EARNINGS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED


                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
(Loss) earnings from continuing operations
   before income taxes........................................  $    (3,078.7)     $      5,385.6     $      2,678.5
Income tax benefit (expense)..................................        1,272.1            (1,690.5)            (752.5)
                                                                -----------------  -----------------  -----------------

(Loss) earnings from continuing operations,
   net of income taxes........................................       (1,806.6)            3,695.1            1,926.0
Earnings (loss) from discontinued operations,
   net of income taxes........................................            2.7                (4.8)               7.7
Gains on disposal of discontinued operations,
   net of income taxes........................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------

Net (loss) earnings...........................................       (1,803.9)            3,696.6            1,936.5
   Less: net earnings attributable to noncontrolling interest.         (358.9)             (470.0)            (702.9)
                                                                -----------------  -----------------  -----------------

Net (Loss) Earnings Attributable to AXA Equitable.............  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


Amounts attributable to AXA Equitable:
   (Loss) earnings from continuing operations,
     net of income taxes......................................  $    (2,165.5)     $      3,225.1     $      1,223.1
   Earnings (loss) from discontinued operations,
     net of income taxes......................................            2.7                (4.8)               7.7
   Gain on disposal of discontinued operations,
     net of income taxes......................................            -                   6.3                2.8
                                                                -----------------  -----------------  -----------------
Net (Loss) Earnings...........................................  $    (2,162.8)     $      3,226.6     $      1,233.6
                                                                =================  =================  =================


                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                        CONSOLIDATED STATEMENTS OF EQUITY
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
EQUITY
AXA Equitable's equity:
   Common stock, at par value, beginning and end of year.......... $          2.5      $         2.5      $         2.5
                                                                   -----------------   ----------------   ----------------

   Capital in excess of par value, beginning of year..............        5,184.1            5,265.4            5,139.6
   Issuance of AllianceBernstein Units to noncontrolling interest.          (54.5)               -                  -
   Changes in capital in excess of par value......................          452.7              (81.3)             125.8
                                                                   -----------------   ----------------   ----------------
   Capital in excess of par value, end of year....................        5,582.3            5,184.1            5,265.4
                                                                   -----------------   ----------------   ----------------

   Retained earnings, beginning of year...........................        8,412.6            5,186.0            4,507.6
   Net (loss) earnings attributable to AXA Equitable..............       (2,162.8)           3,226.6            1,233.6
   Impact of implementing new accounting guidance,
     net of taxes.................................................           62.0                -                 44.8
   Dividends on common stock......................................            -                  -               (600.0)
                                                                   -----------------   ----------------   ----------------
   Retained earnings, end of year.................................        6,311.8            8,412.6            5,186.0
                                                                   -----------------   ----------------   ----------------

   Accumulated other comprehensive loss, beginning of year........       (2,235.6)            (267.9)            (167.3)
   Impact of implementing new accounting guidance,
     net of taxes ................................................          (62.0)               -                  -
   Other comprehensive income (loss) attributable to
     AXA Equitable................................................        1,261.9           (1,967.7)            (100.6)
                                                                   -----------------   ----------------   ----------------
   Accumulated other comprehensive loss, end of year..............       (1,035.7)          (2,235.6)            (267.9)
                                                                   -----------------   ----------------   ----------------

     TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR....................       10,860.9           11,363.6           10,186.0
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, beginning of year.....................        2,896.9            2,478.9            2,289.9
   Net earnings attributable to noncontrolling interest...........          358.9              470.0              702.9
   Other comprehensive income (loss)
     attributable to noncontrolling interest......................           66.2              (69.9)               9.8
   Issuance of AllianceBernstein Units to
     noncontrolling interest......................................           65.2               32.5               48.5
   Exercise of AB Put.............................................          135.0              495.5                -
   Dividends paid to noncontrolling interest......................         (319.4)            (562.6)            (751.6)
   Capital contributions..........................................            -                 12.8                -
   Other changes in noncontrolling interest.......................           66.7               39.7              179.4
                                                                   -----------------   ----------------   ----------------

   Noncontrolling interest, end of year...........................        3,269.5            2,896.9            2,478.9
                                                                   -----------------   ----------------   ----------------

TOTAL EQUITY, END OF YEAR......................................... $     14,130.4      $    14,260.5      $    12,664.9
                                                                   =================   ================   ================

                      AXA EQUITABLE LIFE INSURANCE COMPANY
             CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                         2009               2008               2007
                                                                   -----------------   ----------------   ----------------
                                                                                       (IN MILLIONS)
COMPREHENSIVE (LOSS) INCOME
Net (loss) earnings............................................... $     (1,803.9)     $     3,696.6      $     1,936.5

Other comprehensive (loss) income, net of income taxes:
Change in unrealized gains (losses), net of
   reclassification adjustment....................................        1,331.2           (1,444.3)            (168.8)
Defined benefit plans:
   Net (loss) gain arising during year............................          (65.0)            (620.4)              38.8
   Prior service cost arising during year.........................            -                  -                  1.7
   Less: reclassification adjustment for:
     Amortization of net losses included in net periodic cost.....           64.6               30.8               41.2
     Amortization of net prior service credit
       included in net periodic cost..............................           (2.7)              (3.7)              (3.6)
     Amortization of net transition asset.........................            -                  -                  (.1)
                                                                   -----------------   ----------------   ----------------
       Other comprehensive (loss) income - defined benefit plans..           (3.1)            (593.3)              78.0
                                                                   -----------------   ----------------   ----------------

Comprehensive (loss) income.......................................         (475.8)           1,659.0            1,845.7
                                                                   -----------------   ----------------   ----------------

Comprehensive income attributable to noncontrolling interest......         (425.1)            (400.1)            (712.7)
                                                                   -----------------   ----------------   ----------------
Comprehensive (Loss) Income Attributable to AXA Equitable......... $       (900.9)     $     1,258.9      $     1,133.0
                                                                   =================   ================   ================






                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007

                                                                       2009                2008               2007
                                                                 -----------------   -----------------  -----------------
                                                                                      (IN MILLIONS)

Net (loss) earnings...........................................   $     (1,803.9)     $     3,696.6      $      1,936.5
Adjustments to reconcile net (loss) earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........          1,004.3            1,065.3             1,065.2
  Universal life and investment-type product
     policy fee income........................................         (2,918.4)          (2,951.7)           (2,741.7)
  Net change in broker-dealer and customer related
     receivables/payables.....................................         (1,353.0)             618.9                98.5
  Change in net investment income related to
     derivative instruments...................................          3,079.4           (7,302.1)              (86.6)
  Change in reinsurance recoverable with affiliate............          1,485.7           (6,351.5)                -
  Investment (gains) losses, net..............................            (53.7)             338.5                 7.2
  Change in segregated cash and securities, net...............          1,586.8             (202.6)             (360.3)
  Change in deferred policy acquisition costs.................           (860.3)           2,090.6              (620.1)
  Change in future policy benefits............................           (755.2)           2,398.0                95.4
  Change in income taxes payable..............................         (1,223.2)           1,135.0               532.9
  Change in fair value of guaranteed minimum income benefit
     reinsurance contracts....................................          2,565.9           (1,566.8)               (6.9)
  Amortization of deferred sales commissions..................             54.9               79.1                95.5
  Amortization of reinsurance cost............................            318.3               11.0                 -
  Other depreciation and amortization.........................            156.0              140.4               133.8
  Amortization of other intangible assets, net................             24.1               23.7                23.2
  Gains on disposal of discontinued operations................              -                 (6.3)               (2.8)
  Other, net..................................................            109.5             (123.4)              167.6
                                                                 -----------------   -----------------  -----------------

Net cash provided by (used in) operating activities...........          1,417.2           (6,907.3)              337.4
                                                                 -----------------   -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments of fixed maturities and
     mortgage loans on real estate............................          2,058.2            1,727.5             2,143.1
  Sales of investments........................................          6,737.3              796.2             2,356.5
  Sale of AXA Equitable Life and Annuity......................              -                 60.8                 -
  Purchases of investments....................................         (8,994.8)          (2,106.8)           (3,525.3)
  Cash settlements related to derivative instruments..........         (2,564.6)           5,337.0               (98.3)
  Change in short-term investments............................            140.3               29.3               107.0
  Decrease in loans to affiliates.............................              1.1                -                 400.0
  Increase in loans to affiliates.............................           (250.0)               -                (650.0)
  Change in capitalized software, leasehold improvements
     and EDP equipment .......................................           (120.7)            (163.1)             (205.0)
  Other, net..................................................              9.4              155.2               (91.2)
                                                                 -----------------   -----------------  -----------------

Net cash (used in) provided by investing activities...........         (2,983.8)           5,836.1               436.8
                                                                 -----------------   -----------------  -----------------

                      AXA EQUITABLE LIFE INSURANCE COMPANY
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007
                                    CONTINUED

                                                                      2009               2008               2007
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................   $    3,394.9       $     4,384.5      $     4,102.1
    Withdrawals from and transfers to Separate Accounts.......       (2,160.9)           (2,602.8)          (3,831.7)
  Change in short-term financings.............................          (35.8)             (497.8)             199.0
  Increase in collateralized pledged liabilities..............          126.1               568.7                -
  Increase in collateralized pledged assets...................         (632.3)                -                  -
  Proceeds from loans from affiliates.........................            -               1,000.0                -
  Capital contribution........................................          438.9                 -                  -
  Shareholder dividends paid..................................            -                   -               (600.0)
  Other, net..................................................         (175.8)             (551.4)            (592.6)
                                                                -----------------  -----------------  -----------------

Net cash provided by (used in) financing activities...........          955.1             2,301.2             (723.2)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (611.5)            1,230.0               51.0
Cash and cash equivalents, beginning of year..................        2,403.2             1,173.2            1,122.2
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $    1,791.7       $     2,403.2      $     1,173.2
                                                                =================  =================  =================

Supplemental cash flow information:
  Interest Paid...............................................   $       16.6       $        34.4      $        52.6
                                                                =================  =================  =================
  Income Taxes Paid...........................................   $       43.8       $       257.3      $       178.1
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

                      AXA EQUITABLE LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)      ORGANIZATION

        AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is an indirect, wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is a wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

        The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment.

        Insurance
        ---------

        The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, variable and fixed-interest annuity products, mutual funds and other investment products and asset management principally to individuals and small and medium size businesses and professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        The Company's insurance business is conducted principally by AXA Equitable and, until August 1, 2008, its wholly owned life insurance subsidiary, AXA Equitable Life and Annuity Company ("AXA Life"). On August 1, 2008 AXA Equitable sold AXA Life to AXA Equitable Financial Services, LLC, a wholly-owned subsidiary of AXA Financial, for $60.8 million in cash, which approximated AXA Equitable's investment in AXA Life.

        Investment Management
        ---------------------

        The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AllianceBernstein"). AllianceBernstein provides research, diversified investment management and related services globally to a broad range of clients. Its principal services include: (a) institutional investment services, servicing institutional clients including unaffiliated corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments, and affiliates such as AXA and certain of its insurance company subsidiaries, by means of separately-managed accounts, sub-advisory relationships, structured products, collective investments trusts, mutual funds, hedge funds and other investment vehicles, (b) retail services, servicing individual clients, primarily by means of retail mutual funds sponsored by AllianceBernstein or an affiliated company, sub-advisory relationships with mutual funds sponsored by third parties, separately-managed account programs servicing private clients, sponsored by financial intermediaries worldwide, and other investment vehicles, (c) private client services, including high-net-worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations, and other entities, by means of separately-managed accounts, hedge funds, mutual funds, and other investment vehicles, and
        (d) Bernstein research services by means of independent research, portfolio strategy, and brokerage-related services, and issuers of publicly-traded securities seeking equity capital markets services. Principal subsidiaries of AllianceBernstein include: SCB Inc., formerly known as Sanford C. Bernstein, Inc. ("Bernstein"); Sanford C. Bernstein & Co. LLC ("SCB LLC"); Sanford C. Bernstein Limited ("SCBL"); and SCB Partners, Inc. ("SCB Partners"). This segment includes institutional Separate Accounts principally managed by AllianceBernstein that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

        AllianceBernstein is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AllianceBernstein is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AllianceBernstein are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

        In October 2000, AllianceBernstein acquired substantially all of the assets and liabilities of SCB Inc. (the "Bernstein Acquisition"). Following a two-year lockout period that ended October 2002, the former Bernstein shareholders were permitted to exercise the right to sell private limited partnership interests in AllianceBernstein L.P. (the "AllianceBernstein Units") that were acquired in the Bernstein Acquisition to AXA Financial or an affiliated company (the "AB Put"). In February 2007, AXA Financial purchased a tranche of 8.16 million AllianceBernstein Units pursuant to an exercise of the AB Put at a purchase price of approximately $745.7 million and recorded additional goodwill of $392.8 million and other intangible assets of $209.5 million. After this purchase, AXA Financial Group's beneficial ownership in AllianceBernstein L.P. increased by approximately 3.0% to 63.3%. Through December 31, 2008, the Company acquired 32.7 million AllianceBernstein Units pursuant to the AB Put at the aggregate market price of $1,631.1 million and recorded additional goodwill of $733.8 million and other intangible assets of $251.7 million. On January 6, 2009, AXA America Holdings Inc. ("AXA America"), the holding company for AXA Financial and an indirect wholly owned subsidiary of AXA, purchased the remaining 8.16 million AllianceBernstein Units from SCB Partners at a price of $18.349 per Unit pursuant to the final installment of the AB Put. As a result of this transaction, minority interest subject to redemption rights totaling $135.0 million were reclassified as noncontrolling interests in first quarter 2009.

        On March 30, 2009, AXA Bermuda sold 41.9 million AllianceBernstein Units to an affiliate of AXA. As a result of the sale, AXA Financial Group's consolidated economic interest in AllianceBernstein was reduced to 46.4% upon completion of this transaction. AXA Equitable's economic interest remained unchanged at 37.1%. As AXA Equitable remains the General Partner of the limited partnership, AllianceBernstein continues to be consolidated in the Company's consolidated financial statements.

        In 2009, AllianceBernstein awarded 9.8 million restricted Holding Units in connection with compensation plans for senior officers and employees and in connection with certain employee's employment and separation agreements. The restricted Holding Units had grant date fair values ranging from $16.79 to $28.38 and vest over a period ranging between two and five years. As a result, AXA Financial Group's and the Company's economic ownership of AllianceBernstein decreased to 44.8% and 35.9%, respectively. In 2009, as a result of the issuance of these restricted Holding Units, AXA Financial Group and the Company's Capital in excess of par value decreased by $92.5 million and $65.2 million, respectively, net of applicable taxes with respective increases in noncontrolling interests of $92.5 million and $65.2 million. On March 1, 2010, AllianceBernstein management announced their intention to make open-market purchases of up to 3.0 million Holding Units, from time to time and at their discretion, to help fund their incentive compensation award program's obligations.

        At December 31, 2009 and 2008, the Company's beneficial ownership in AllianceBernstein was approximately 35.9% and 37.4%, respectively. At December 31, 2009, AXA and its subsidiaries' beneficial ownership in AllianceBernstein was approximately 62.1%.


2)      SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair statement of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

        The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiary engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AllianceBernstein; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

        At December 31, 2009 and 2008, respectively, the Insurance Group's General Account held $1.0 million and $1.8 million of investment assets issued by VIEs and determined to be significant variable interests under Financial Accounting Standards Board ("FASB") guidance Consolidation of Variable Interest Entities - Revised. At December 31, 2009 and 2008, respectively, as reported in the consolidated balance sheet, these investments included zero and $0.8 million of fixed maturities (collateralized debt and loan obligations) and $1.0 million and $1.0 million of other equity investments (principally investment limited partnership interests) and are subject to ongoing review for impairment in value. These VIEs do not require consolidation because management has determined that the Insurance Group is not the primary beneficiary. These variable interests at December 31, 2009 represent the Insurance Group's maximum exposure to loss from its direct involvement with the VIEs. The Insurance Group has no further economic interest in these VIEs in the form of related guarantees, commitments, derivatives, credit enhancements or similar instruments and obligations.

        Management of AllianceBernstein reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that AllianceBernstein is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

        AllianceBernstein earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

        At December 31, 2009, AllianceBernstein had significant variable interests in certain other structured products and hedge funds with approximately $60.3 million in client assets under management. However, these VIEs do not require consolidation because management has determined that AllianceBernstein is not the primary beneficiary of the expected losses or expected residual returns of these entities. AllianceBernstein's maximum exposure to loss in these entities is limited to its investments of $0.1 million in and prospective investment management fees earned from these entities.

        All significant intercompany transactions and balances have been eliminated in consolidation. The years "2009," "2008" and "2007" refer to the years ended December 31, 2009, 2008 and 2007, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

        Accounting Changes
        ------------------

        Effective January 1, 2009, the Company adopted the new guidance for presentation of noncontrolling interests in consolidated financial statements and was required to retrospectively conform all prior periods presented to:
           o recharacterize minority interests, previously classified within liabilities, as noncontrolling interests reported as a component of consolidated equity on the balance sheet, and to
           o include total income in net income, with separate disclosure on the face of the consolidated income statement of the attribution of income between controlling and noncontrolling interests.

        As a result, total equity at December 31, 2008 increased by $2,896.9 million, representing noncontrolling interest, and total liabilities at December 31, 2008 decreased by $2,896.9 million as a result of the elimination of minority interest. Additionally, for the year 2008 and 2007 respectively, (loss) earnings from continuing operations, net of income taxes increased by $470.0 million and $702.9 million and net earnings attributable to the noncontrolling interest increased by $470.0 million and $702.9 million.

        On a prospective basis, beginning January 1, 2009, this guidance required that increases and decreases in noncontrolling interests be accounted for as equity transactions with any difference between proceeds of a purchase or issuance of noncontrolling interests recognized as a change to the controlling entity's equity instead of current period gains/losses in the consolidated income statement. Only when the controlling entity loses control and deconsolidates a subsidiary will a gain or loss be recognized. The Emerging Issues Task Force ("EITF") subsequently issued related guidance to clarify that insurers would not be required to include majority owned investments when the ownership is through a Separate Account in the insurance company's evaluation of whether to consolidated such investments. This consensus is expected to be considered for finalization during the March 2010 EITF meeting.

        Effective January 1, 2009, the Company adopted new guidance for business combinations to be applied prospectively for all future acquisitions. While retaining the requirement to use purchase accounting for all business combinations, this guidance's new rules include the following:
          o The acquirer will recognize 100% of the fair values of acquired assets and assumed liabilities (with few exceptions) upon initially obtaining control of the target company, and any noncontrolling interest;
          o Contingent consideration will be included in the purchase price consideration on a fair value basis while transaction costs will be expensed as incurred; and
          o Costs expected to be incurred to effect a restructuring plan will be recognized as post-combination expenses.

        Beginning second quarter 2009, the Company implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For Available for Sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

        The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings, as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in other comprehensive income ("OCI"). In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings.

        As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $62.0 million at that date with a corresponding decrease to Accumulated other comprehensive income ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $115.5 equal to the amount of the cumulative effect adjustment, pre-DAC and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

        (Loss) earnings from continuing operations, net of income taxes, and Net
        (loss) earnings attributable to AXA Equitable for 2009 reflected increases of $5.9 million, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The consolidated financial statements have been modified to separately present the total OTTI recognized in Investment (losses) gains, net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the consolidated statements of earnings, and to present the OTTI recognized in AOCI on the face of the consolidated statements of equity and comprehensive income for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows, and credit losses, including the methodologies and significant inputs used to determine those amounts.

        Effective April 1, 2009, the Company implemented additional guidance related to fair value measurements and disclosures when the volume and level of market activity for the asset or liability have significantly decreased in relation to normal market activity. This modification retains the "exit price" objective of fair value measurement and provides specific factors to consider for distinguishing distressed or forced transactions not determinative of fair value from orderly transactions between market participants under prevailing market conditions. Beginning in fourth quarter 2008, the Company concluded under previous guidance, that markets for certain commercial mortgage-backed securities ("CMBS") were inactive and, consequently, changed its methodology for measuring the fair value of the CMBS to minimize reliance on market trading activity and the pricing of isolated transactions. Implementation of the revised guidance did not have an impact on the Company's consolidated results of operations or financial position. At December 31, 2009 and 2008, the fair value of the Company's CMBS portfolio was $1,489.8 million and $1,674.7 million, respectively.

        Effective December 31, 2009, the Company implemented the FASB's amended guidance on Employers' Disclosures about Pension and Other Postretirement Benefits which required additional disclosures about plan assets, including more granular disclosure of asset classes, investment strategies and allocations, and measurements of fair value.

        Effective January 1, 2008, the Company implemented new guidance which established a single authoritative definition of fair value, set out a framework for measuring fair value, and required additional disclosures about fair value measurements. It applies only to fair value measurements that were already required or permitted under U.S. GAAP, except for measurements of share-based payments and measurements that are similar to, but not intended to be, fair value. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Company's implementation of this guidance at January 1, 2008 required only a remeasurement of the fair value of the Guaranteed Minimum Income Benefit ("GMIB") reinsurance asset, resulting in an increase in net income of $68.8 million, related to an increase in the fair value of the GMIB reinsurance asset of $210.6 million, offset by increased DAC amortization of $104.7 million and increased Federal income taxes of $37.1 million. This increase in the GMIB reinsurance asset's fair value was due primarily to updates to the capital markets assumptions and risk margins, reflective of market participant assumptions required by the exit value model of this guidance.

        Effective January 1, 2008, new guidance permitted entities to elect to measure existing eligible financial assets and liabilities at fair value under the "fair value option." The objective was to provide entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. Management elected not to adopt the fair value option.

        On February 12, 2008, the FASB deferred the effective date of the fair value framework for one year for all non-financial assets and non-financial liabilities, including goodwill and other intangible assets, except for those items that are recognized or disclosed at fair value on a recurring basis (at least annually). This deferral delayed the application of this guidance to the Company's annual impairment testing of goodwill and other intangible assets until December 31, 2009. The adoption of this guidance did not have a significant impact on the methodologies, assumptions, or inputs used by the Company to measure fair value for these impairment assessments.

        Effective December 31, 2008, the Company adopted the new guidance for beneficial interests in securitized financial assets. This guidance conformed the other-than-temporary impairment assessment for interests in securitized financial assets to the model applicable to all other debt securities by permitting reasonable management judgment of the probability to collect all projected cash flows. Debt securities with amortized cost and fair values of approximately $1,631.1 million and $1,154.9 million, respectively at December 31, 2009 and $1,616.8 million and $1,156.3, respectively at December 31, 2008 were subject to this amendment. Adoption of this guidance had no impact on the Company's consolidated results of operations or financial position.

        On January 1, 2007, the Company adopted new guidance for accounting by insurance enterprises for deferred acquisition costs in connection with modifications or exchanges of insurance contracts. This guidance requires identification of transactions that result in a substantial change in an insurance contract. Transactions subject to review include internal contract exchanges, contract modifications via amendment, rider or endorsement and elections of benefits, features or rights contained within the contract. If determined that a substantial change has occurred, the related deferred policy acquisition costs ("DAC") and other related balances must be written off. The adoption of this guidance did not have a material impact on AXA Financial Group's consolidated results of operations or financial position.

        New Accounting Pronouncements
        -----------------------------

        On June 12, 2009, the FASB issued new guidance that eliminates the concept of qualifying special-purpose entities ("QSPEs") and their exemption from consolidation in the financial statements of a transferor of financial assets. In addition, the new guidance modifies and clarifies the conditions for derecognition of transferred financial assets, including partial transfers and subsequent measurement of retained interests. Enhanced disclosure also is required about financial asset transfers and any continuing involvement of the transferor. For calendar-year consolidated financial statements, such as those of the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010. Management does not expect the implementation will have a material effect on the Company's consolidated financial statements.

        Also issued by the FASB on June 12, 2009 was new guidance that modifies the approach and increases the frequency for assessing whether a VIE must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year consolidated financial statements, such as the Company, this new guidance is effective for interim and annual reporting periods beginning January 1, 2010; earlier application is prohibited. At the date of initial adoption, all existing consolidation conclusions are required to be recalculated under the new guidance, resulting in the reassessment of certain VIEs in which AllianceBernstein has a minimal financial ownership interest for potential consolidated presentation in the Company's consolidated financial statements, with corresponding offsets to noncontrolling interest. However, on December 4, 2009, in response to concerns raised by the asset management industry, the FASB issued an amendment deferring the effective date of this guidance as would be applied to certain investment funds and for which many of Alliance Bernstein's VIEs likely will be eligible. Management is currently evaluating the impact this new guidance may have on the Company. The adoption of this guidance may require that a significant amount of assets, liabilities, revenues and expenses of certain VIEs in which the Company has a minimal financial ownership interest be included in its consolidated financial statements, with corresponding offsets to noncontrolling interest.

        Closed Block
        ------------

        As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

        Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the Superintendent of The New York State Insurance Department (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in accumulated other comprehensive income) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block earnings.

        If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

        Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

        Investments
        -----------

        The carrying values of fixed maturities classified as available for sale are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment (losses) gains, net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

        The Company determines the fair value of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

        The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

        If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

        Mortgage loans on real estate are reported at their unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely.

        Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment (losses) gains, net.

        Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

        Policy loans are stated at unpaid principal balances.

        Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs, are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a one quarter lag.

        Equity securities, which include common stock, and non-redeemable preferred stock classified as available for sale securities, are carried at fair value and are included in other equity investments with changes in fair value reported in comprehensive income (loss).

        Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains and losses reported in Net earnings.

        Corporate owned life insurance ("COLI") is purchased by the Company on the lives of certain key employees; certain subsidiaries of the Company are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2009 and 2008, the carrying value of COLI was $720.2 million and $687.3 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

        Short-term investments are reported at amortized cost that approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

        All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

        Derivatives
        -----------

        The Company has issued and continues to offer certain variable annuity products with Guaranteed Minimum Death Benefit ("GMDB"), GMIB and Guaranteed Withdrawal Benefit For Life ("GWBL") features. The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholder account balances would support. The risk associated with the GMIB/GWBL feature is that under-performance of the financial markets could result in GMIB/GWBL benefits, in the event of elections, being higher than what accumulated policyholders account balances would support. The Company uses derivatives for asset/liability risk management primarily to reduce exposures to equity market declines and interest rate fluctuations. Derivative hedging strategies are designed to reduce these risks from an economic perspective while also considering their impacts on accounting results. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, market volatility and interest rates.

        A wide range of derivative contracts are used in these hedging programs, including exchange traded equity and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts and swaptions. For both GMDB and GMIB, the Company retains basis and most volatility risk and risk associated with actual versus expected assumptions for mortality, lapse, surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB and GMIB feature that result from financial markets movements. In addition, the Company has purchased reinsurance contracts to mitigate the risks associated with the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

        Reinsurance contracts covering GMIB exposure, as well as the GWBL features are considered derivatives for accounting purposes and, therefore, must be reported in the balance sheet at their fair value. GMIB reinsurance and GWBL features' fair values are reported in the consolidated balance sheets in Other assets and Future policy benefits and other policyholders liabilities, respectively. None of the derivatives used in these programs were designated as qualifying hedges under the guidance for derivatives and hedging. All gains (losses) on derivatives are reported in Net investment income in the consolidated statements of earnings except those resulting from changes in the fair values of the embedded derivatives: the GWBL features are reported in Policyholder's benefits, and the GMIB reinsurance contracts are reported on a separate line in the consolidated statement of earnings, respectively.

        In addition to its hedging program that seeks to mitigate economic exposures specifically related to variable annuity contracts with GMDB, GMIB, and GWBL features, beginning in fourth quarter 2008 and continuing in 2009, the Company implemented hedging programs to provide additional protection against the adverse effects of equity market and interest rate declines on its statutory liabilities.

        Margins (or "spreads") on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, are intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. The Company currently uses interest rate floors to reduce the risk associated with minimum crediting rate guarantees on these interest-sensitive contracts.

        The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company controls and minimizes its counterparty exposure through a credit appraisal and approval process. In addition, the Company has executed various collateral arrangements with counterparties to over-the-counter derivative transactions that require both pledging and accepting collateral either in the form of cash or high-quality securities, such as Treasuries or those issued by government agencies. At December 31, 2009, the Company held $694.7 million in cash collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets.

        At December 31, 2009, the Company had open exchange-traded futures positions on the S&P 500, Russell 1000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $266.4 million. At December 31, 2009, the Company had open exchange-traded futures positions on the 10-year and 30-year U.S. Treasury Note, having initial margin requirements of $59.5 million. At that same date, the Company had open exchange-trade future positions on the Euro Stoxx, FTSE 100, European, Australasia, Far East ("EAFE") and Topix indices as well as corresponding currency futures on the Euro/U.S. dollar, Yen/U.S. dollar and Pound/U.S. dollar, having initial margin requirements of $2.0 million. All exchange-traded futures contracts are net cash settled daily. All outstanding equity-based and treasury futures contracts at December 31, 2009 are exchange-traded and net settled daily in cash.

        Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. Generally, the current credit exposure of the Company's derivative contracts is limited to the net positive estimated fair value of derivative contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to credit support annexes. A derivative with positive value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed. Alternatively, a derivative contract with negative value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed. However, generally if there is more than one derivative transaction with a single counterparty, a master netting arrangement exists with respect to derivative transactions with that counterparty to provide for net settlement.

        Certain of the Company's standardized contracts for over-the-counter derivative transactions ("ISDA Master Agreements") contain credit risk related contingent provisions related to its credit rating. In some ISDA Master Agreements, if the credit rating falls below a specified threshold, either a default or a termination event permitting the counterparty to terminate the ISDA Master Agreement would be triggered. In all agreements that provide for collateralization, various levels of collateralization of net liability positions are applicable, depending upon the credit rating of the counterparty. The aggregate fair value of all collateralized derivative transactions that were in a liability position at December 31, 2009, was $598.3 million, for which the Company had posted collateral of $632.3 million in the normal operation of its collateral arrangements. If the investment grade related contingent features had been triggered on December 31, 2009, the Company would not have been required to post any additional collateral to its counterparties.

        Net Investment (Loss) Income, Investment (Losses) Gains, Net and Unrealized Investment Gains (Losses)
        ----------------------------------------------------------------

        Net investment income and realized investment (losses) gains, net (together, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are offset by amounts reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment (losses) gains, net.

        Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income.

        Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred income taxes, amounts attributable to certain pension operations, Closed Block's policyholders dividend obligation, DAC related to universal life policies, investment-type products and participating traditional life policies.

        Fair Value of Other Financial Instruments
        -----------------------------------------

        Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

          Level 1 Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
          Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.
          Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        At December 31, 2009, investments classified as Level 1 comprise approximately 74.0% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash and cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

        At December 31, 2009, investments classified as Level 2 comprise approximately 23.5% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by the Company and the resulting prices determined to be representative of exit values. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AllianceBernstein in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

        Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2009, approximately $1,907.7 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2, including commercial mortgage obligations, for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

        As disclosed in Note 3, the net fair value of freestanding derivative positions is approximately $168.8 million at December 31, 2009, or approximately 11.4% of Other invested assets measured at fair value on a recurring basis. The majority of these derivative contracts is traded in the over-the-counter ("OTC") derivative market and is classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable.

        The credit risk of the counterparty and of the Company are considered in determining the fair values of all OTC derivative asset and liability positions, respectively, after taking into account the effects of master netting agreements and collateral arrangements. Each reporting period, the Company values its derivative positions using the standard swap curve and evaluates whether to adjust the embedded credit spread to reflect changes in counterparty or its own credit standing. As a result, the Company reduced the fair value of its OTC derivative asset exposures by $2.2 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the non-performance risk of the Company for purpose of determining the fair value of its OTC liability positions at June 30, 2009.

        At December 31, 2009, investments classified as Level 3 comprise approximately 2.5% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2009 were approximately $365.2 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $1,706.9 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2009. Prior to fourth quarter 2008, pricing of the CMBS was sourced from a third-party service, whose process placed significant reliance on market trading activity. Beginning in fourth quarter 2008, the lack of sufficient observable trading data made it difficult, at best, to validate prices of CMBS below the senior AAA tranche. Consequently, the Company instead applied a risk-adjusted present value technique to the projected cash flows of these securities, as adjusted for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from the third party service. At December 31, 2009, the company continued to apply this methodology to measure the fair value of CMBS below the senior AAA tranche, having demonstrated ongoing insufficient frequency and volume of observable trading activity in these securities.

        Level 3 also includes the GMIB reinsurance asset and the GWBL features' liability, which are accounted for as derivative contracts. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GWBL related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GWBL feature over a range of market-consistent economic scenarios. The valuations of both the GMIB asset and GWBL features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Using methodology similar to that described for measuring non-performance risk of OTC derivative exposures, incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of AXA Equitable, respectively. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB asset by $44.8 million at December 31, 2009 to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to be reflective of the AA quality claims-paying rating of AXA Equitable, therefore, no incremental adjustment was made for non-performance risk for purpose of determining the fair value of the GWBL features' liability embedded derivative at December 31, 2009.

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2009 and 2008, no assets were measured at fair value on a non-recurring basis.

        Certain financial instruments are excluded from fair value disclosures, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market values of off-balance-sheet financial instruments of the Insurance Group were not material at December 31, 2009 and 2008.

        Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral if lower.

        Other limited partnership interests and other equity investments, including interests in investment companies, are accounted for under the equity method.

        The fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting current market rates.

        Fair values for long-term debt are determined using published market values, when available, or contractual cash flows discounted at market interest rates. The fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate that takes into account the level of current market interest rates and collateral risk. The fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates its carrying value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined in the same manner as herein described for such transactions with third-parties.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        DAC
        ---

        Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life and investment-type products, DAC is amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract's total life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        A significant assumption in the amortization of DAC on variable and interest-sensitive life insurance and variable annuities relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach. In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance and subject to assessment of the reasonableness of resulting estimates of future return assumptions. For purposes of making this reasonableness assessment, management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2009, the average gross short-term and long-term annual return estimate is 9.0% (6.9% net of product weighted average Separate Account fees), and the gross maximum and minimum annual rate of return limitations are 15.0% (12.9% net of product weighted average Separate Account fees) and 0% ((2.1%) net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization. As of December 31, 2009, current projections of future average gross market returns assume a 0% annualized return for the next five quarters, which is within the maximum and minimum limitations, and assume a reversion to the mean of 9% after eight quarters.

        At the end of each accounting period, the present value of estimated gross profits or assessments is updated based on historical and anticipated future experience. Due primarily to the significant reduction in Separate Accounts balances during 2008 and a change in the estimate of average gross short-term annual return on Separate Account balances to 9.0%, future estimated gross profits for certain issue years for the Accumulator(R) products were expected to be negative as the increases in the fair values of derivatives used to hedge certain risks related to these products are recognized in current earnings while the related reserves do not fully and immediately reflect the impact of equity and interest market fluctuations. As required under U.S. GAAP, for those issue years with future estimated negative gross profits, the DAC amortization method was permanently changed in fourth quarter 2008 from one based on estimated gross profits to one based on estimated account balances for the Accumulator(R) products, subject to loss recognition test.

        In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization. Generally, life mortality experience has been improving in recent years.

        Other significant assumptions underlying gross profit estimates relate to contract persistency and General Account investment spread.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2009, the average rate of assumed investment yields, excluding policy loans, was 6.23% grading to 5.5% over 10 years. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated equity as of the balance sheet date.

        For non-participating traditional life policies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        Contractholder Bonus Interest Credits
        -------------------------------------

        Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        AXA Equitable issues certain variable annuity products with GMDB and GWBL features and Guaranteed Minimum Accumulation Benefits ("GMAB"). AXA Equitable also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a guaranteed minimum income benefit base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

        For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

        Deferred cost of reinsurance associated with the reinsurance of GMDB and GMIB riders is amortized over the life of the underlying annuity contracts based on assessments.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 10.90% for life insurance liabilities and from 2.25% to 9.98% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Policyholders' Dividends
        ------------------------

        The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

        At December 31, 2009, participating policies, including those in the Closed Block, represent approximately 8.4% ($25.9 billion) of directly written life insurance in-force, net of amounts ceded.

        Separate Accounts
        -----------------

        Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of three Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as available for sale in the accompanying consolidated financial statements.

        The investment results of Separate Accounts, including unrealized (losses) gains, on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the consolidated statements of earnings. For 2009, 2008 and 2007, investment results of such Separate Accounts were gains (losses) of $15,464.7 million, $(33,912.8) million and $5,347.4 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

        The Company reports the General Account's interests in Separate Accounts as Trading securities in the consolidated balance sheets.

        Recognition of Investment Management Revenues and Related Expenses
        ------------------------------------------------------------------

        Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by SCB LLC for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee that is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of or shortfall compared to a stated benchmark over a specified period of time. Performance-based fees are recorded as revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and SCBL, for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

        Commissions paid to financial intermediaries in connection with the sale of shares of open-end AllianceBernstein sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AllianceBernstein's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2009 was not impaired.

        AllianceBernstein's management tests the deferred sales commission asset for recoverability quarterly. AllianceBernstein's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

        Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2009. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AllianceBernstein's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AllianceBernstein's management's best estimate of future cash flows discounted to a present value amount.

        Goodwill and Other Intangible Assets
        ------------------------------------

        Goodwill represents the excess of the purchase price over the fair value of identifiable assets of acquired companies, and relates principally to the Bernstein Acquisition and purchases of AllianceBernstein units. In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred. Based on the 2009 impairment testing performed as of December 31, 2009, management determined that goodwill was not impaired.

        Intangible assets related to the Bernstein Acquisition and purchases of AllianceBernstein Units include values assigned to contracts of businesses acquired. These intangible assets continue to be amortized on a straight-line basis over estimated useful lives of twenty years.

        Other intangible assets are tested for impairment quarterly. Management determined that other intangible assets were not impaired at December 31, 2009.

        Other Accounting Policies
        -------------------------

        Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software that ranges between one and nine years.

        AXA Financial and certain of its consolidated subsidiaries, including the Company, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. At January 1, 2007, as a result of adopting guidance for accounting for uncertainty in income taxes, the Company recognized a $44.8 million positive cumulative-effect adjustment to the January 1, 2007 balance of Retained earnings to reflect a decrease in the amount of unrecognized tax benefits.

        Discontinued operations include real estate held-for-sale.

        Real estate investments meeting the following criteria are classified as real estate held-for-sale:
           o Management having the authority to approve the action commits the organization to a plan to sell the property.
           o The property is available for immediate sale in its present condition subject only to terms that are usual and customary for the sale of such assets.
           o An active program to locate a buyer and other actions required to complete the plan to sell the asset have been initiated and are continuing.
           o The sale of the asset is probable and transfer of the asset is expected to qualify for recognition as a completed sale within one year.
           o The asset is being actively marketed for sale at a price that is reasonable in relation to its current fair value.
           o Actions required to complete the plan indicate that it is unlikely that significant changes to the plan will be made or that the plan will be withdrawn.

        Real estate held-for-sale is stated at depreciated cost less valuation allowances. Valuation allowances on real estate held-for-sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held-for-sale.

        Real estate held-for-sale is included in the Other assets line in the consolidated balance sheets. The results of operations for real estate held-for-sale in each of the three years ended December 31, 2009 were not significant.

3)     INVESTMENTS

        Fixed Maturities and Equity Securities
        --------------------------------------

        The following table provides additional information for fixed maturities and equity securities classified as available for sale:

                 AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                              GROSS               GROSS
                                          AMORTIZED         UNREALIZED         UNREALIZED                             OTTI
                                            COST              GAINS              LOSSES          FAIR VALUE        IN AOCI (3)
                                      ------------------ -----------------  ------------------ ----------------  ---------------
                                                                              (IN MILLIONS)

DECEMBER 31, 2009:
------------------
Fixed Maturities:
    Corporate........................ $      19,437.7     $       991.5     $          235.1   $    20,194.1     $         .7
    U.S. Treasury, government
      and agency.....................         1,830.1              12.4                152.5         1,690.0              -
    States and political
      subdivisions...................           388.6               7.3                 14.2           381.7              -
    Foreign governments..............           270.4              32.0                   .1           302.3              -
    Commercial mortgage-backed.......         1,979.6               2.2                492.0         1,489.8              1.8
    Residential mortgage-backed(1)...         1,604.6              46.2                   .2         1,650.6              -
    Asset-backed(2)..................           278.2              10.9                 21.4           267.7              7.9
    Redeemable preferred stock.......         1,707.6               8.5                222.1         1,494.0              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------
      Total Fixed Maturities.........        27,496.8           1,111.0              1,137.6        27,470.2             10.4

Equity securities....................            43.9               9.7                  -              53.6              -
                                      ------------------ -----------------  ------------------ ----------------  ---------------

Total at December 31, 2009........... $      27,540.7     $     1,120.7     $        1,137.6   $    27,523.8     $       10.4
                                      ================== =================  ================== ================  ===============

December 31, 2008
-----------------
Fixed Maturities:
    Corporate........................ $      18,696.8     $       232.2     $        1,713.9   $    17,215.1
    U.S. Treasury, government
      and agency.....................         1,054.7             279.5                  -           1,334.2
    States and political
      subdivisions...................           181.5              12.0                  9.1           184.4
    Foreign governments..............           214.3              37.3                  5.6           246.0
    Commercial mortgage-backed.......         2,215.5               4.0                544.8         1,674.7
    Residential mortgage-backed(1)...         1,679.0              60.5                   .4         1,739.1
    Asset-backed(2)..................           348.3              12.1                 34.7           325.7
    Redeemable preferred stock.......         1,820.9               1.0                710.1         1,111.8
                                      ------------------ -----------------  ------------------ ----------------
      Total Fixed Maturities.........        26,211.0             638.6              3,018.6        23,831.0

Equity securities....................            31.7               -                    4.9            26.8
                                      ------------------ -----------------  ------------------ ----------------

Total at December 31, 2008........... $      26,242.7     $       638.6     $        3,023.5   $    23,857.8
                                      ================== =================  ================== ================

        (1) Includes publicly traded agency pass-through securities and collateralized mortgage obligations
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans
        (3) Amounts represent OTTI losses in AOCI, which were not included in earnings as a result of the adoption of new guidance on April 1, 2009.

        At December 31, 2009 and 2008, respectively, the Company had trading fixed maturities with an amortized cost of $114.6 million and $79.6 million and carrying values of $125.9 million and $76.2 million. Gross unrealized gains on trading fixed maturities were $12.3 million and $0.1 million and gross unrealized losses were $1.0 million and $3.5 million for 2009 and 2008, respectively.

        The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2009 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        AVAILABLE FOR SALE
                                                                ------------------------------------
                                                                   AMORTIZED
                                                                      COST            FAIR VALUE
                                                                -----------------  -----------------
                                                                           (IN MILLIONS)

Due in one year or less.......................................   $       874.9      $       898.9
Due in years two through five.................................         8,840.9            9,275.7
Due in years six through ten..................................         7,875.1            8,093.2
Due after ten years...........................................         4,335.9            4,300.3
                                                                -----------------  -----------------
     Subtotal.................................................        21,926.8           22,568.1
Commercial mortgage-backed bonds.............................          1,979.6            1,489.8
Residential mortgage-backed bonds.............................         1,604.6            1,650.6
Asset-backed bonds............................................           278.2              267.7
                                                                -----------------  -----------------
Total.........................................................   $    25,789.2      $    25,976.2
                                                                =================  =================

        During 2009, the Company recognized OTTI of $171.3 million on AFS fixed maturities, comprised of $165.4 million credit losses recognized in earnings and $5.9 million non-credit losses recognized in OCI. An additional $3.1 million OTTI was recognized in earnings related to AFS fixed maturities that the Company intended to sell or expected to be required to sell prior to recovering their amortized cost. No OTTI was recognized on equity securities.

        The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.


                   FIXED MATURITIES - CREDIT LOSS IMPAIRMENTS
                                  (IN MILLIONS)

        Balance at March 31, 2009                                                                      $         -
        Cumulative adjustment related to implementing new guidance on April 1, 2009...............            (121.7)
        Impact of Consolidation of Wind-up Annuities business.....................................              (5.6)
        Previously recognized impairments on securities that matured, paid, prepaid or sold.......             147.2
        Previously recognized impairments on securities impaired to fair value this period (1)....               -
        Impairments recognized this period on securities not previously impaired..................            (143.3)
        Additional impairments this period on securities previously impaired......................             (22.1)
        Increases due to passage of time on previously recorded credit losses.....................               -
        Accretion of previously recognized impairments due to increases in expected cash flows....               -
                                                                                                      -----------------
        Balance at December 31, 2009..............................................................     $      (145.5)
                                                                                                      =================

        (1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

        Net unrealized investment gains (losses) on fixed maturities and equity securities classified as available-for-sale are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                             DECEMBER 31,       December 31,
                                                 2009               2008
                                           -----------------  ------------------
                                                      (IN MILLIONS)

      AFS Securities:
        Fixed maturities:
          With OTTI loss.................   $        (10.9)    $          -
          All other......................            (15.7)          (2,380.0)
        Equity securities................              9.7               (4.9)
                                           -----------------  ------------------
      Net Unrealized Losses..............   $        (16.9)    $     (2,384.9)
                                           =================  ==================

        Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net
        (loss) earnings for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

       NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                                          AOCI
                                               NET                                                  DEFERRED             (LOSS)
                                           UNREALIZED                                                INCOME          RELATED TO NET
                                              GAINS                                                    TAX             UNREALIZED
                                           (LOSSES) ON                         POLICYHOLDERS       (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC            LIABILITIES           ASSET          GAINS (LOSSES)
                                         ----------------   ---------------   ----------------   ----------------   ----------------
                                                                                (IN MILLIONS)

Balance, January 1, 2009..............   $         -        $          -      $           -      $          -       $           -
Cumulative impact of implementing
  new guidance on April 1, 2009.......            (7.0)                 .8                -                 2.2                (4.0)
Net investment gains (losses)
  arising during the period...........           (21.4)                -                  -                 -                 (21.4)
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..            22.1                 -                  -                 -                  22.1
     Excluded from Net
       (loss) earnings (1)............            (4.6)                -                  -                 -                  (4.6)
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                   4.8                -                 -                   4.8
     Deferred income taxes............             -                   -                  -                 (.3)                (.3)
     Policyholders liabilities........             -                   -                  -                 -                   -
Impact of consolidation of Wind-up
  Annuities business..................             -                   -                  -                 -                   -
                                         ----------------   ---------------   ----------------   ----------------   ----------------
Balance, December 31, 2009............   $       (10.9)     $          5.6    $           -      $          1.9     $          (3.4)
                                         ================   ===============   ================   ================   ================

        (1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

           ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                                                        AOCI
                                               NET                                                DEFERRED             (LOSS)
                                           UNREALIZED                                              INCOME          RELATED TO NET
                                              GAINS                                                  TAX             UNREALIZED
                                           (LOSSES) ON                        POLICYHOLDERS      (LIABILITY)         INVESTMENT
                                           INVESTMENTS           DAC           LIABILITIES          ASSET          GAINS (LOSSES)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
                                                                               (IN MILLIONS)

Balance January 1, 2009...............   $    (2,384.9)     $        553.6   $           -     $        681.3     $      (1,150.0)
Cumulative impact of implementing
  new guidance on April 1, 2009.......          (108.5)               19.2               -               31.2               (58.1)
Net investment gains (losses)
  arising during the period...........         2,657.4                 -                 -                -               2,657.4
Reclassification adjustment for
  OTTI (losses):
     Included in Net (loss) earnings..          (115.1)                -                 -                -                (115.1)
     Excluded from Net
       (loss) earnings (1)............             4.6                 -                 -                -                   4.6
Impact of net unrealized investment
  gains (losses) on:
     DAC..............................             -                (601.7)              -                -                (601.7)
     Deferred income taxes............             -                   -                 -             (715.0)             (715.0)
     Policyholders liabilities........             -                   -                 -                -                   -
Impact of consolidation of Wind-up
  Annuities business..................           (59.6)                -                 -                -                 (59.6)
                                         ----------------   ---------------  ----------------  ----------------   -----------------
Balance, December 31, 2009............   $        (6.1)     $        (28.9)  $           -     $         (2.5)    $         (37.5)
                                         ================   ===============  ================  ================   =================

        (1) Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings for securities with no prior OTTI loss.

        The following tables disclose the fair values and gross unrealized losses of the 744 issues at December 31, 2009 and 1,373 issues at December 31, 2008 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                                 DECEMBER 31, 2009
                            --------------------------------------------------------------------------------------------
                               LESS THAN 12 MONTHS (1)        12 MONTHS OR LONGER (1)                TOTAL
                            -----------------------------  ----------------------------  -------------------------------
                                                GROSS                         GROSS                          GROSS
                                             UNREALIZED                     UNREALIZED                     UNREALIZED
                              FAIR VALUE       LOSSES        FAIR VALUE       LOSSES       FAIR VALUE        LOSSES
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                   (IN MILLIONS)

  Fixed Maturities:
    Corporate.............. $     2,043.5  $      (53.9)   $    2,022.3   $     (181.2)  $     4,065.8   $     (235.1)
    U.S. Treasury,
      government and
      agency...............       1,591.7        (152.4)            -              -           1,591.7         (152.4)
    States and political
      subdivisions.........         209.7         (10.5)           23.5           (3.7)          233.2          (14.2)
    Foreign governments....          41.0           (.1)            5.1            -              46.1            (.1)
    Commercial
      mortgage-backed......          33.6         (15.7)        1,348.8         (476.2)        1,382.4         (491.9)
    Residential
      mortgage-backed......          54.1           (.1)            2.4            (.2)           56.5            (.3)
    Asset-backed...........          48.6          (8.5)           68.6          (12.9)          117.2          (21.4)
    Redeemable
      preferred stock......          51.2          (6.6)        1,283.3         (215.6)        1,334.5         (222.2)
                            -------------  --------------  ------------   -------------  -------------   ---------------
   Total                    $     4,073.4  $     (247.8)   $    4,754.0   $     (889.8)  $     8,827.4   $   (1,137.6)
                            =============  ==============  ============   =============  =============   ===============

        (1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new guidance on April 1, 2009.

                                                                December 31, 2008
                           --------------------------------------------------------------------------------------------
                                Less Than 12 Months            12 Months or Longer                  Total
                           ------------------------------ -----------------------------  ------------------------------
                                              Gross                          Gross                          Gross
                                            Unrealized                     Unrealized                     Unrealized
                             Fair Value       Losses        Fair Value       Losses       Fair Value        Losses
                            -------------  --------------  ------------   -------------  -------------   ---------------
                                                                  (In Millions)

Fixed Maturities:
  Corporate..............   $     8,475.3  $     (985.0)   $    3,489.6   $     (728.9)  $   11,964.9    $   (1,713.9)
  U.S. Treasury,
    government and
    agency...............             -             -               -              -              -               -
  States and political
    subdivisions.........            52.2          (6.6)           17.7           (2.5)          69.9            (9.1)
  Foreign governments....            70.0          (5.6)            -              -             70.0            (5.6)
  Commercial mortgage-
     backed..............           308.7         (19.4)        1,342.5         (525.4)       1,651.2          (544.8)
  Residential mortgage-
     backed..............              .1           -               3.7            (.5)           3.8             (.5)
  Asset-backed...........            71.1          (6.7)           63.5          (28.0)         134.6           (34.7)
  Redeemable
    preferred stock......           510.0        (343.5)          521.8         (366.6)       1,031.8          (710.1)
                            -------------  --------------  ------------   -------------  -------------   ---------------

Total                       $     9,487.4  $   (1,366.8)   $    5,438.8   $   (1,651.9)  $   14,926.2    $   (3,018.7)
                            =============  ==============  ============   =============  =============  ================

        The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The

        Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.39% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2009 and 2008 were $149.8 million and $207.9 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2009 and 2008, respectively, approximately $2,211.7 million and $900.4 million, or 8.0% and 3.5%, of the $27,496.8 million and $26,211.0 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $455.9 million and $214.2 million at December 31, 2009 and 2008, respectively.

        The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2009, the Company owned $37.0 million in RMBS backed by subprime residential mortgage loans, and $23.0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

        At December 31, 2009, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $20.6 million.

        For 2009, 2008 and 2007, respectively, investment income is shown net of investment expenses of $77.5 million, $101.3 million and $272.5 million.

        At December 31, 2009 and 2008, respectively, the Company's trading account securities had amortized costs of $331.7 million and $514.5 million and fair values of $484.6 million and $322.7 million. At December 31, 2009 and 2008, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $37.6 million and $38.5 million and costs of $34.9 million and $43.9 million as well as other equity securities with carrying values of $53.6 million and $26.8 million and costs of $43.9 million and $31.7 million.

        In 2009, 2008 and 2007, respectively, net unrealized and realized holding gains (losses) on trading account equity securities, including earnings (losses) on the General Account's investment in Separate Accounts, of $133.1 million, $(387.8) million and $35.6 million, respectively, were included in Net investment income in the consolidated statements of earnings.

        Mortgage Loans
        --------------

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to zero at December 31, 2009 and 2008, respectively. Gross interest income on these loans included in net investment income totaled zero, zero and $3.9 million in 2009, 2008 and 2007, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans was $3.3 million in 2007; there were no such amounts in 2009 and 2008.

        During 2009, 2008 and 2007, respectively, the Company's average recorded investment in impaired mortgage loans was $0.1 million, $7.4 million and $49.1 million. Interest income recognized on these impaired mortgage loans totaled $0.6 million and $4.5 million for 2008 and 2007, respectively; there was no such amount in 2009.

        At December 31, 2009 and 2008, respectively, there were no mortgage loans on real estate that had been classified as nonaccrual loans.

        Equity Real Estate
        ------------------

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 2009 and 2008, respectively, the Company owned no real estate acquired in satisfaction of debt. During 2009, 2008 and 2007 no real estate was acquired in satisfaction of debt.

        Accumulated depreciation on real estate was zero and $189.8 million at December 31, 2009 and 2008, respectively. Depreciation expense on real estate totaled $9.2 million, $12.8 million and $14.2 million for 2009, 2008 and 2007, respectively.

        Valuation Allowances for Mortgage Loans and Equity Real Estate
        --------------------------------------------------------------

        There were no investment valuation allowances for mortgage loans and equity real estate at December 31, 2009. Investment valuation allowances for mortgage loans and equity real estate at December 31, 2008 and 2007 follows:

                                                     2008            2007
                                                -------------    -------------
                                                         (IN MILLIONS)

        Balances, beginning of year..........    $   1.4          $  21.0
        Additions charged to income..........        -               20.9
        Deductions for writedowns and
          asset dispositions.................       (1.4)           (40.5)
                                                -------------    -------------
        Balances, End of Year................    $   -            $   1.4
                                                =============    =============

        Balances, end of year comprise:
          Mortgage loans on real estate......    $   -            $   1.4
                                                -------------    -------------
        Total................................    $   -            $   1.4
                                                =============    =============

        Equity Method Investments
        -------------------------

        Included in other equity investments are interests in limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,308.4 million and $1,414.6 million, respectively, at December 31, 2009 and 2008. Included in equity real estate are interests in real estate joint ventures accounted for under the equity method with a total carrying value of $90.6 million and $48.3 million, respectively, at December 31, 2009 and 2008. The Company's total equity in net (losses) earnings for these real estate joint ventures and limited partnership interests was $(77.6) million, $(58.1) million and $237.1 million, respectively, for 2009, 2008 and 2007.

        Summarized below is the combined financial information only for those real estate joint ventures and for those limited partnership interests accounted for under the equity method in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater (3 and 4 individual ventures at

        December 31, 2009 and 2008, respectively) and the Company's carrying value and equity in net (loss) earnings for those real estate joint ventures and limited partnership interests:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost......................    $      546.6       $      318.2
        Investments in securities, generally at fair value...................            33.9               47.3
        Cash and cash equivalents............................................            20.6                7.8
        Other assets.........................................................              .8                8.7
                                                                                ----------------   -----------------
        Total Assets.........................................................    $      601.9       $      382.0
                                                                                ================   =================

        Borrowed funds - third party.........................................    $      309.5       $      190.3
        Other liabilities....................................................            15.1                3.1
                                                                                ----------------   -----------------
        Total liabilities....................................................           324.6              193.4
                                                                                ----------------   -----------------

        Partners' capital....................................................           277.3              188.6
                                                                                ----------------   -----------------
        Total Liabilities and Partners' Capital..............................    $      601.9       $      382.0
                                                                                ================   =================

        The Company's Carrying Value in Those Entities Included Above........    $      155.4       $      110.6
                                                                                ================   =================


                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............. $        30.3       $       59.9       $       77.5
        Net revenues of other limited partnership interests.           (5.4)               -                 15.3
        Interest expense - third party......................          (6.8)             (14.1)             (18.2)
        Other expenses......................................         (17.4)             (37.3)             (43.8)
                                                            -----------------   ----------------   -----------------
        Net Earnings........................................ $          .7       $        8.5       $       30.8
                                                            =================   ================   =================

        The Company's Equity in Net (Loss) Earnings of
          Those Entities Included Above.....................$         (2.4)     $        12.3       $       24.6
                                                            =================   ================   =================

        Derivatives
        -----------

        The table below presents quantitative disclosures about the Company's derivative instruments at December 31, 2009, including those embedded in other contracts though required to be accounted for as derivative instruments.

                       DERIVATIVE INSTRUMENTS BY CATEGORY
                   AT OR FOR THE YEAR ENDED DECEMBER 31, 2009

                                                              FAIR VALUE             GAINS (LOSSES)
                                                     -----------------------------    REPORTED IN
                                          NOTIONAL       ASSET         LIABILITY       NET (LOSS)
                                           AMOUNT      DERIVATIVES    DERIVATIVES       EARNINGS
                                         ----------  --------------  -------------   --------------
                                                     (IN MILLIONS)

FREESTANDING DERIVATIVES:
Equity contracts(1):
   Futures.........................      $  3,399.4  $       -         $     -       $  (1,141.5)
   Swaps...........................           801.0           .8            19.1          (270.7)
   Options.........................        11,650.0        920.1         1,138.6          (817.6)

Interest rate contracts (1):
   Floors..........................        15,000.0        299.6             -            (128.2)
   Swaps...........................         2,100.0         86.2            24.8          (178.4)
   Futures.........................         3,790.9          -               -            (526.1)
   Swaptions.......................         1,200.0         44.6             -             (16.9)

Other freestanding contracts (2):..             -            -               -               -
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (3,079.4)
                                                                                      ------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts(2)......             -        2,255.8             -          (2,565.9)

GWBL features (3)..................             -            -              54.9           217.7

                                         ----------  --------------  -------------   --------------
Balances, Dec. 31, 2009............      $ 37,941.3  $   3,607.1       $ 1,237.4     $  (5,427.9)
                                         ==========  ==============  =============   ==============

        (1) Reported in Other invested assets in the consolidated balance sheets.
        (2) Reported in Other assets in the consolidated balance sheets.
        (3) Reported in Future policy benefits and other policyholder liabilities.

4)      GOODWILL AND OTHER INTANGIBLE ASSETS

        The carrying value of goodwill related to AllianceBernstein totaled $3,410.5 million and $3,413.8 million at December 31, 2009 and 2008, respectively. The Company tests this goodwill for recoverability each annual reporting period at December 31 and at interim periods if facts or circumstances are indicative of potential impairment. In accordance with the accounting guidance, the Company determined that goodwill was not impaired at December 31, 2009 and 2008 as the fair value of its investment in AllianceBernstein, the reporting unit, exceeded its carrying value at each respective measurement date.

        The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its AllianceBernstein reporting unit for purpose of goodwill impairment testing. The estimated fair value is determined using a discounted cash flow valuation technique consisting of applying business growth rate assumptions over the estimated life of the goodwill asset and then discounting the resulting expected cash flows to arrive at a present value amount that approximates fair value. In these tests, the discounted expected cash flow model uses AllianceBernstein's current business plan, which factors in current market conditions and all material events that have impacted, or that management believes at the time could potentially impact, future expected cash flows for the first four years and a compounded annual growth rate thereafter. The resulting amount, net of noncontrolling interest, was tax-effected to reflect taxes incurred at the Company level. At December 31, 2009, the impairment test indicated that goodwill was not impaired.

        The gross carrying amount of AllianceBernstein related intangible assets were $555.4 million and $553.8 million at December 31, 2009 and 2008, respectively and the accumulated amortization of these intangible assets were $289.4 million and $265.3 million at December 31, 2009 and 2008, respectively. Amortization expense related to the AllianceBernstein intangible assets totaled $24.1 million, $23.7 million and $23.5 million for 2009, 2008 and 2007, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $22.0 million. AllianceBernstein tests intangible assets for impairment quarterly by comparing their fair value, as determined by applying a present value technique to expected cash flows, to their carrying value. Each quarter, significant assumptions used to estimate the expected cash flows from these intangible assets, primarily investment management contracts, are updated to reflect management's consideration of current market conditions on expectations made with respect to customer account attrition and asset growth rates. As of December 31, 2009, AllianceBernstein determined that these intangible assets were not impaired.

        At December 31, 2009 and 2008, respectively, net deferred sales commissions totaled $90.2 million and $113.5 million and are included within the Investment Management segment's Other assets. The estimated amortization expense of deferred sales commissions based on the December 31, 2009 net asset balance for each of the next five years is $41.2 million, $24.7 million, $15.2 million, $7.9 million and $1.1 million. AllianceBernstein tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2009, AllianceBernstein determined that the deferred sales commission asset was not impaired.

        To the extent that securities valuations remain depressed for prolonged periods of time and market conditions stagnate or worsen as a result of the global financial crisis, AllianceBernstein's assets under management, revenues, profitability, and unit price likely would be adversely affected. As a result, more frequent impairment testing may be required and potentially could result in an impairment of the goodwill, intangible assets, and/or deferred sales commission asset attributable to AllianceBernstein. In addition, subsequent impairment testing may be based upon different assumptions and future cash flow projections than used at December 31, 2009 as management's current business plan could be negatively impacted by other risks to which AllianceBernstein's business is subject, including, but not limited to, retention of investment management contracts, selling and distribution agreements, and existing relationships with clients and various financial intermediaries. Any impairment would reduce the recorded goodwill, intangible assets, and/or deferred sales commission asset amounts with a corresponding charge to earnings.

5)      CLOSED BLOCK

        Summarized financial information for the Closed Block is as follows:

                                                                                         DECEMBER 31,
                                                                               ------------------------------
                                                                                    2009             2008
                                                                               -------------    -------------
                                                                                       (IN MILLIONS)

        CLOSED BLOCK LIABILITIES:
        Future policy benefits, policyholders' account balances and other....  $   8,411.7      $   8,544.8
        Other liabilities....................................................         69.8             71.3
                                                                               -------------    -------------
        Total Closed Block liabilities.......................................      8,481.5          8,616.1
                                                                               -------------    -------------

        ASSETS DESIGNATED TO THE CLOSED BLOCK:
        Fixed maturities, available for sale, at fair value (amortized
           cost of $5,575.5 and $5,517.6)....................................      5,631.2          5,041.5
        Mortgage loans on real estate........................................      1,028.5          1,107.1
        Policy loans.........................................................      1,157.5          1,180.3
        Cash and other invested assets.......................................         68.2            104.2
        Other assets.........................................................        264.1            472.4
                                                                               -------------    -------------
        Total assets designated to the Closed Block..........................      8,149.5          7,905.5
                                                                               -------------    -------------

        Excess of Closed Block liabilities over assets designated to
           the Closed Block..................................................        332.0            710.6

        Amounts included in accumulated other comprehensive income:
           Net unrealized investment gains (losses), net of deferred
             income tax (expense) benefit of $(23.4) and $166.4..............         43.6           (309.2)
                                                                               -------------    -------------

        Maximum Future Earnings To Be Recognized From
           Closed Block Assets and Liabilities...............................  $     375.6      $     401.4
                                                                               =============    =============

        Closed Block revenues and expenses were as follows:

                                                                   2009           2008           2007
                                                              -------------  -------------  -------------
                                                                           (IN MILLIONS)

        REVENUES:
        Premiums and other income............................ $      381.9   $     392.6    $     409.6
        Investment income (net of investment
           expenses of $.1, $1.1, and $.2)...................        481.6         496.0          501.8
        Investment (losses) gains, net:
            Total OTTI losses................................        (10.0)        (45.8)          (3.0)
            Portion of loss recognized in
              other comprehensive income.....................           .2           -              -
                                                              -------------  -------------  -------------
            Net impairment losses recognized.................         (9.8)        (45.8)          (3.0)
            Other investment gains (losses), net.............           .4          (1.7)          10.9
                                                              -------------  -------------  -------------
                Total investment (losses) gains, net.........         (9.4)        (47.5)           7.9
                                                              -------------  -------------  -------------
        Total revenues.......................................        854.1         841.1          919.3
                                                              -------------  -------------  -------------

        BENEFITS AND OTHER DEDUCTIONS:
        Policyholders' benefits and dividends................        811.7         818.7          828.2
        Other operating costs and expenses...................          2.6           7.4            2.7
                                                              -------------  -------------  -------------
        Total benefits and other deductions..................        814.3         826.1          830.9
                                                              -------------  -------------  -------------

        Net revenues before income taxes.....................         39.8          15.0           88.4
        Income tax expense...................................        (14.0)         (5.2)         (31.0)
                                                              -------------  -------------  -------------
        Net Revenues......................................... $       25.8   $       9.8    $      57.4
                                                              =============  =============  =============

        The balance for policyholder dividend obligation for both December 31, 2009 and December 31, 2008 was zero.

        During 2009, 2008 and 2007, the Closed Block's average recorded investment in impaired mortgage loans were zero, $0.4 million and $36.3 million, respectively. Interest income recognized on these impaired mortgage loans totaled zero, zero and $3.9 million for 2009, 2008 and 2007, respectively.

        There were no valuation allowances on mortgage loans at December 31, 2009 and 2008. Writedowns of fixed maturities were $9.8 million, $45.8 million and $3.0 million for 2009, 2008 and 2007, respectively.


6)      CONTRACTHOLDER BONUS INTEREST CREDITS

        Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                                               DECEMBER 31,
                                                          ----------------------
                                                              2009        2008
                                                          ----------- ----------
                                                               (IN MILLIONS)

        Balance, beginning of year....................... $   807.9   $ 754.2
        Contractholder bonus interest credits deferred ..      60.6     137.6
        Amortization charged to income ..................     (73.6)    (83.9)
                                                          ----------- ----------
        Balance, End of Year ............................ $   794.9   $ 807.9
                                                          =========== ==========

7)      FAIR VALUE DISCLOSURES

        Assets and liabilities measured at fair value on a recurring basis are summarized below as of the dates indicated:

                  FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2009

                                                 LEVEL 1          LEVEL 2         LEVEL 3           TOTAL
                                             -------------    -------------   -------------    -------------
                                                                     (IN MILLIONS)
ASSETS
Investments:
 Fixed maturities, available-for-sale:
    Corporate.........................       $       -        $   19,728.5    $      465.6     $  20,194.1
    U.S. Treasury, government
       and agency.....................               -             1,690.0             -           1,690.0
    States and political subdivisions.               -               334.3            47.4           381.7
    Foreign governments...............               -               281.6            20.7           302.3
    Commercial mortgage-backed(1).....               -                 -           1,489.8         1,489.8
    Residential mortgage-backed(1)....               -             1,650.6             -           1,650.6
    Asset-backed(2)...................               -                50.6           217.1           267.7
    Redeemable preferred stock........             190.6           1,291.0            12.4         1,494.0
                                             -------------    -------------   -------------    -------------
       Subtotal.......................             190.6          25,026.6         2,253.0        27,470.2
                                             -------------    -------------   -------------    -------------
 Other equity investments.............              90.3               -                .9            91.2
 Trading securities...................             423.0              60.9              .7           484.6
 Other invested assets................               -               (36.3)          299.6           263.3
Cash equivalents......................           1,366.5               -               -           1,366.5
Segregated securities.................               -               985.7             -             985.7
GMIB reinsurance contracts............               -                 -           2,255.8         2,255.8
Separate Accounts' assets.............          82,102.3           1,684.5           229.7        84,016.5
                                             -------------    -------------   -------------    -------------
    Total Assets......................       $  84,172.7      $   27,721.4    $    5,039.7     $ 116,933.8
                                             =============    =============   =============    =============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $       54.9     $      54.9
                                             -------------    -------------   -------------    -------------
    Total Liabilities.................       $       -        $        -      $       54.9     $      54.9
                                             =============    =============   =============    =============

        (1) Includes publicly traded agency pass-through securities and collateralized obligations.
        (2) Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                  Fair Value Measurements at December 31, 2008

                                                Level 1          Level 2         Level 3            Total
                                             -------------    -------------   -------------    --------------
                                                                     (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale       $     149.9      $   21,256.7    $    2,424.4     $   23,831.0
  Other equity investments............              63.4               -               2.0             65.4
  Trading securities..................             322.6               -                .1            322.7
  Other invested assets...............              31.1             419.0           547.0            997.1
Loans to affiliates...................               -               588.3             -              588.3
Cash equivalents......................           1,832.3               -               -            1,832.3
Segregated securities.................               -             2,572.6             -            2,572.6
GMIB reinsurance contracts............               -                 -           4,821.7          4,821.7
Separate Accounts' assets.............          66,044.4           1,248.3           334.3         67,627.0
                                             -------------    -------------   -------------    --------------
    Total Assets......................       $  68,443.7      $   26,084.9    $    8,129.5     $  102,658.1
                                             =============    =============   =============    ==============

LIABILITIES
GWBL features' liability..............       $       -        $        -      $      272.6     $      272.6
                                             -------------    -------------   -------------    --------------
    Total Liabilities.................       $       -        $        -      $      272.6     $      272.6
                                             =============    =============   =============    ==============

        The table below presents a reconciliation for all Level 3 assets at December 31, 2009 and 2008, respectively:

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                                   U.S.                   STATE AND
                                                TREASURY,                 POLITICAL     COMMERCIAL     RESIDENTIAL
                                                GOVT AND     FOREIGN         SUB-        MORTGAGE-      MORTGAGE-       ASSET-
                                   CORPORATE     AGENCY       GOVTS       DIVISIONS       BACKED          BACKED        BACKED
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, January 1, 2009........   $   411.1    $   -        $   64.0     $   55.4      $  1,587.3     $       -      $ 304.1
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income.......         1.9        -             -            -               3.1             -         (1.7)
    Investment (losses), net....       (40.4)       -             -            -             (23.8)            -        (19.6)
    (Decrease) increase in
     the fair value of the
     reinsurance contracts......         -          -             -            -               -               -          -
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
      Subtotal..................       (38.5)       -             -            -             (20.7)            -        (21.3)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
   Other comprehensive
    income (loss)...............        13.9        -             2.5         (7.2)           49.1             -         20.3
Purchases/issuances.............       107.1        -             1.0          -               -               -          -
Sales/settlements...............       (41.5)       -             (.2)         (.8)         (127.3)            -        (47.9)
Transfers into/out of
 Level 3 (2)....................        13.5        -           (46.6)         -               1.4             -        (38.1)
                                  -----------  ----------   ----------   -----------   ------------   -------------   ---------
Balance, Dec. 31, 2009..........   $   465.6    $   -        $   20.7     $   47.4      $  1,489.8     $       -      $ 217.1
                                  ===========  ==========   ==========   ===========   ============   =============   ==========

        (1) Includes Trading Securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                                    REDEEMABLE        OTHER            OTHER             GMIB         SEPARATE          GWBL
                                     PREFERRED        EQUITY          INVESTED       REINSURANCE      ACCOUNTS        FEATURES
                                      STOCK        INVESTMENTS(1)      ASSETS           ASSET          ASSETS        LIABILITY
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, January 1, 2009......... $         2.5   $          2.1    $       547.0   $     4,821.7   $     334.3    $       272.6
Total gains (losses), realized
 and unrealized, included in:
   Earnings as:
    Net investment income....               -                -             (357.2)            -             -                -
    Investment (losses), net.             (45.1)             -                -               -           (94.8)             -
    (Decrease) increase in
     the fair value of the
     reinsurance contracts...               -                -                -          (2,746.3)          -                -
    Policyholders' benefits..               -                -                -               -             -             (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
      Subtotal...............             (45.1)             -             (357.2)       (2,746.3)        (94.8)          (229.6)
                                  --------------  ----------------  -------------   --------------  -------------  --------------
   Other comprehensive
    income (loss)............              34.1              -                -               -             -                -
Purchases/issuances..........                                                 -             180.4           1.2             11.9
Sales/settlements............               -               (1.2)           109.8             -            (7.3)             -
Transfers into/out of
 Level 3 (2).................              20.9               .7              -               -            (3.7)             -
                                  --------------  ----------------  -------------   --------------  -------------  --------------
Balance, Dec. 31, 2009.......     $        12.4   $          1.6    $       299.6   $     2,255.8   $     229.7    $        54.9
                                  ==============  ================  =============   ==============  =============  ==============

        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

                               LEVEL 3 INSTRUMENTS
                             FAIR VALUE MEASUREMENTS
                                  (IN MILLIONS)

                                       Fixed
                                     Maturities        Other           Other           GMIB           Separate       GWBL
                                     Available         Equity         Invested      Reinsurance       Accounts      Features
                                      For Sale     Investments(1)      Assets          Asset           Assets      Liability
                                   ------------   ---------------    ----------    -------------    -----------   ----------

Balance, Dec. 31, 2007..........   $   2,503.4    $       3.0        $    160.9    $    124.7       $      40.8   $    -
 Impact of adopting fair value
   guidance, included in
   earnings .................              -              -                 -           210.6               -          -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Jan. 1, 2008........          2,503.4            3.0             160.9         335.3              40.8        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
 Total gains (losses), realized
  and unrealized, included in:
    Earnings as:
     Net investment income...              3.3            -               359.3           -                 -          -
     Investment (losses)
      gains, net.............           (144.5)          (1.1)              -             -               (17.4)       -
     Commissions, fees and
      other income...........              -              -                 -         3,571.2               -          -
     Policyholders' benefits.              -              -                 -             -                 -        265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
           Subtotal..........           (141.2)          (1.1)            359.3       3,571.2             (17.4)     265.2
                                   ------------   ---------------    ----------    -------------    -----------   ----------
     Other comprehensive
       (loss) income.........           (384.6)            .6               -             -                 -          -
 Purchases/issuances and
  sales/settlements, net.....            (85.6)           (.4)             26.8         915.2             248.6        7.4
 Transfers into/out of
  Level 3(2).................            532.4            -                 -             -                62.3        -
                                   ------------   ---------------    ----------    -------------    -----------   ----------
Balance, Dec. 31, 2008.......      $   2,424.4    $       2.1        $    547.0    $  4,821.7       $     334.3   $  272.6
                                   ============   ===============    ==========    =============    ===========   ==========


        (1) Includes Trading securities' Level 3 amount.
        (2) Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

        The table below details changes in unrealized gains (losses) for 2009 and 2008 by category for Level 3 assets still held at December 31, 2009 and 2008, respectively:

                                                              EARNINGS
                                         ----------------------------------------------------
                                                          INVESTMENT        CHANGE IN
                                              NET            GAINS        FAIR VALUE OF                         POLICY-
                                          INVESTMENT       (LOSSES),       REINSURANCE                          HOLDERS'
                                            INCOME            NET           CONTRACTS            OCI            BENEFITS
                                         ------------    ------------    --------------     -------------    --------------
                                                                          (IN MILLIONS)
Level 3 Instruments
Full Year 2009
Still Held at December 31, 2009:
   Change in unrealized gains
   or losses
     Fixed maturities,
      available-for-sale:
        Corporate....................    $      -        $      -        $       -          $      (2.2)     $       -
        U.S. Treasury, government
          and agency.................           -               -                -                  -                -
        State and political
          subdivisions...............           -               -                -                 (7.3)             -
        Foreign governments..........           -               -                -                  2.5              -
        Commercial
          mortgage-backed............           -               -                -                 36.8              -
        Residential
          mortgage-backed............           -               -                -                  -                -
        Asset-backed.................           -               -                -                  7.1              -
        Redeemable preferred stock...           -               -                -                 34.1              -
                                         ------------    ------------    --------------     -------------    --------------
            Subtotal.................           -               -                -                 71.0              -
     Equity securities,
        available for sale...........           -               -                -                  -                -
     Other equity investments........           -               -                -                  0.2              -
     Other invested assets...........        (247.4)            -                -                  -                -
     Cash equivalents................           -               -                -                  -                -
     Segregated securities...........           -               -                -                  -                -
     GMIB reinsurance contracts......           -               -           (2,565.9)               -                -
     Separate Accounts' assets.......           -             (95.5)             -                  -                -
     GWBL features' liability........           -               -                -                  -              217.7
                                         ------------    ------------    --------------     -------------    --------------
         Total.......................    $   (247.4)     $    (95.5)     $  (2,565.9)       $      71.2      $     217.7
                                         ============    ============    ==============     =============    ==============

                                                               Earnings
                                              -------------------------------------------
                                                                              Change in
                                                  Net         Investment    Fair Value of                    Policy-
                                              Investment        Gains        Reinsurance                     holders'
                                                Income      (Losses), Net     Contracts          OCI         Benefits
                                              ----------    -------------   -------------    -----------    -----------
                                                                            (In Millions)
Full Year 2008
Still Held at December 31, 2008:
   Change in unrealized gains or losses
     Fixed maturities, available
       for sale....................           $       -     $        -      $        -      $     (394.1)   $        -
     Other equity investments......                   -              -               -                .6             -
     Other invested assets.........                 386.1            -               -               -               -
     Cash equivalents..............                   -              -               -               -               -
     Segregated securities.........                   -              -               -               -               -
     GMIB reinsurance contracts....                   -              -           3,571.2             -               -
     Separate Accounts' assets.....                   -            (16.6)            -               -               -
     GWBL features' liability......                   -              -               -               -             265.2
                                              -----------   -------------   ------------    -------------   ------------
       Total.......................           $     386.1   $      (16.6)   $    3,571.2    $     (393.5)   $      265.2
                                              ===========   =============   ============    =============   ============

        Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an other-than-temporary impairment or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. At December 31, 2009 and 2008, no assets were required to be measured at fair value on a non-recurring basis.

        The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3, 6, 11 and 17 are presented below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts and pension and other postretirement obligations.

                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              2009                               2008
                                                ---------------------------------  ---------------------------------
                                                   CARRYING           FAIR            Carrying            Fair
                                                    VALUE             VALUE            Value             Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated:
        -------------
          Mortgage loans on real estate......... $    3,554.8     $     3,547.4     $     3,673.9     $    3,624.5
          Other limited partnership interests...      1,308.4           1,308.4           1,414.6          1,414.6
          Policyholders liabilities:
            Investment contracts................      2,721.0           2,729.4           3,072.9          3,162.5
            Loans to Affiliates.................      1,048.3           1,077.2             588.3            588.3
          Long-term debt........................        199.9             226.0             199.9            190.8

        Closed Blocks:
        --------------
          Mortgage loans on real estate......... $    1,028.5     $     1,021.2     $     1,107.1     $    1,102.6
          Other equity investments..............          1.5               1.5               2.7              2.7
          SCNILC liability......................          7.6               7.6               8.6              8.6

        Wind-up Annuities(1):
        ---------------------
          Mortgage loans on real estate......... $        -       $         -       $         1.2     $        1.3
          Other equity investments..............          -                 -                 1.3              1.3
          Guaranteed interest contracts.........          -                 -                 5.5              6.2

        (1) At December 31, 2009, the remaining assets and liabilities of the group non-participating wind-up annuity line of business ("Wind-up Annuities") were consolidated into the Company's consolidated balance sheet on a line by line basis. At December 31, 2009 Wind-up Annuities had mortgage loans on real estate with a carrying value of $150.4 million and fair value of $156.4 million; other equity investment, with a carrying value and fair value of $1.3 million and guaranteed interest contracts with a carrying value of $5.4 million and a fair value of $5.6 million.

8)      GMDB, GMIB, GWBL AND NO LAPSE GUARANTEE FEATURES

        A) Variable Annuity Contracts - GMDB, GMIB and GWBL
           ------------------------------------------------

        The Company has certain variable annuity contracts with GMDB, GMIB, and/or GWBL features in-force that guarantee one of the following:

          o Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

          o Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

          o Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

          o Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or annual reset; or

          o Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

        The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders liabilities:

                                                                  GMDB               GMIB               TOTAL
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance at January 1, 2007.........................  $       163.7      $         228.3    $         392.0
          Paid guarantee benefits..........................          (30.6)                (2.7)             (33.3)
          Other changes in reserve.........................          120.0                 84.3              204.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2007.......................          253.1                309.9              563.0
          Paid guarantee benefits..........................          (72.8)                (8.2)             (81.0)
          Other changes in reserve.........................          800.6              1,678.2            2,478.8
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2008.......................          980.9              1,979.9            2,960.8
          Paid guarantee benefits..........................         (249.1)               (57.6)            (306.7)
          Other changes in reserve.........................          354.7               (309.4)              45.3
                                                            -----------------   ----------------   -----------------
        Balance at December 31, 2009.......................  $     1,086.5      $       1,612.9    $       2,699.4
                                                            =================   ================   =================

        Related GMDB reinsurance ceded amounts were:

                                                                  GMDB
                                                            -----------------
                                                             (IN MILLIONS)

        Balance at January 1, 2007.........................  $        23.6
          Paid guarantee benefits ceded....................           (7.6)
          Other changes in reserve.........................           11.5
                                                            -----------------
        Balance at December 31, 2007.......................           27.5
          Paid guarantee benefits..........................           (7.1)
          Other changes in reserve.........................          306.9
                                                            -----------------
        Balance at December 31, 2008.......................          327.3
          Paid guarantee benefits..........................          (86.6)
          Other changes in reserve.........................          164.3
                                                            -----------------
        Balance at December 31, 2009.......................  $       405.0
                                                            =================

        The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

        The December 31, 2009 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                     RETURN
                                                       OF
                                                     PREMIUM        RATCHET        ROLL-UP         COMBO             TOTAL
                                                 --------------  ------------   -------------   --------------   --------------
                                                                             (DOLLARS IN MILLIONS)
        GMDB:
        -----
          Account values invested in:
             General Account..................   $    11,156     $     279      $      161      $       531      $    12,127
             Separate Accounts................   $    25,729     $   6,944      $    4,231      $    31,686      $    68,590
          Net amount at risk, gross...........   $     2,444     $   1,728      $    2,861      $    10,511      $    17,544
          Net amount at risk, net of
             amounts reinsured................   $     2,444     $     1,102    $    1,933      $     4,357      $     9,836
          Average attained age of
             contractholders..................            49.7          62.3            67.0             62.5             53.4
          Percentage of contractholders
             over age 70......................             7.6%         24.8%           41.8%            23.8%            12.9%
          Range of contractually specified
             interest rates..................           N/A             N/A            3%-6%         3%-6.5%          3%-6.5%

        GMIB:
        -----
          Account values invested in:
             General Account..................          N/A             N/A     $       36      $       775      $       811
             Separate Accounts................          N/A             N/A     $    2,836      $    43,484      $    46,320
          Net amount at risk, gross...........          N/A             N/A     $    1,318      $     1,027      $     2,345
          Net amount at risk, net of
             amounts reinsured................          N/A             N/A     $      386      $       253      $       639
          Weighted average years remaining
             until annuitization..............          N/A             N/A              1.1              7.0              6.5
          Range of contractually
             specified interest rates........           N/A             N/A          3%-6%           3%-6.5%          3%-6.5%

        The GWBL related liability was $54.9 million at December 31, 2009; which is accounted for as an embedded derivative. This liability reflects the present value of expected future payments (benefits) less the fees attributable to the GWBL feature over a range of market consistent economic scenarios.

        B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features
           -------------------------------------------------------------------

        The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

               INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                                 DECEMBER 31,
                                                        ---------------------------
                                                             2009           2008
                                                        ------------  -------------
                                                             (IN MILLIONS)

       GMDB:
          Equity......................................   $ 41,447      $ 30,428
          Fixed income................................      3,957         3,745
          Balanced....................................     20,940        17,469
          Other.......................................      2,246         2,410
                                                        ------------  -------------
          Total.......................................   $ 68,590      $ 54,052
                                                        ============  =============

       GMIB:
          Equity......................................   $ 27,837      $ 19,138
          Fixed income................................      2,514         2,219
          Balanced....................................     15,351        12,887
          Other.......................................        618         1,272
                                                        ------------  -------------
          Total.......................................   $ 46,320      $ 35,516
                                                        ============  =============


        C) Hedging Programs for GMDB, GWBL and GMIB Features
           -------------------------------------------------

        Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. This program currently utilizes derivative instruments, such as exchange-traded futures contracts, options and interest rate swap and floor contracts as well as repurchase agreement transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in GMDB, GMIB and GWBL exposures attributable to movements in the equity and fixed income markets. At the present time, this program hedges such economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2009, the total account value and net amount at risk of the hedged Accumulator(R) series of variable annuity contracts were $36.45 billion and $6.99 billion, respectively, with the GMDB feature and $17.98 billion and $260.0 million, respectively, with the GMIB feature.

        These programs do not qualify for hedge accounting treatment. Therefore, gains or losses on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in investment income in the period in which they occur, and may contribute to earnings volatility.

        D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee
            -------------------------------------------------------------

        The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

        The following table summarizes the no lapse guarantee liabilities reflected in the General Account in Future policy benefits and other policyholders liabilities, and the related reinsurance ceded:

                                                                 DIRECT       REINSURANCE
                                                               LIABILITY         CEDED             NET
                                                            -------------   --------------  ------------
                                                                             (IN MILLIONS)

       Balance at January 1, 2007.........................   $     66.8      $     (47.9)    $     18.9
          Other changes in reserves.......................         68.2            (59.7)           8.5
                                                            -------------   --------------  ------------
       Balance at December 31, 2007.......................        135.0           (107.6)          27.4
          Other changes in reserves.......................         68.0            (45.0)          23.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2008.......................        203.0           (152.6)          50.4
          Other changes in reserves.......................         52.0            (21.0)          31.0
                                                            -------------   --------------  ------------
       Balance at December 31, 2009.......................   $    255.0      $    (173.6)    $     81.4
                                                            =============   ==============  ============


9)      REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

        The Insurance Group reinsures most of its new variable life, universal life and term life policies on an excess of retention basis. The Insurance Group maintains a maximum retention on each single life policy of $25.0 million and on each second-to-die policy of $30.0 million with the excess 100% reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

        At December 31, 2009, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 6.5% and 37.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 72.8% of its current liability exposure resulting from the GMIB feature. See Note 8.

        Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives, at December 31, 2009 and 2008 were $2,255.8 million and $4,821.7 million, respectively. The (decreases) increases in estimated fair value were $(2,565.9) million, $1,566.8 million and $6.9 million for 2009, 2008 and 2007, respectively.

        At December 31, 2009 and 2008, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $3,028.2 million and $2,897.2 million. Reinsurance payables related to insurance contracts totaling $79.7 million and $62.7 million are included in other liabilities in the consolidated balance sheets at December 31, 2009 and 2008, respectively.

        The Insurance Group cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $207.0 million and $236.8 million at December 31, 2009 and 2008, respectively.

        The Insurance Group also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

        The Insurance Group has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, the Insurance Group currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2009 and 2008 were $648.1 million and $732.3 million, respectively.

        The following table summarizes the effect of reinsurance:

                                                                2009             2008           2007
                                                            -------------  --------------   ------------
                                                                           (IN MILLIONS)

        Direct premiums....................................  $     838.2    $    848.3       $    855.1
        Reinsurance assumed................................        202.0         193.8            193.0
        Reinsurance ceded..................................       (609.1)       (283.5)          (243.2)
                                                            -------------  --------------   ------------
        Premiums                                             $     431.1    $    758.6       $    804.9
                                                            =============  ==============   ============

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $     197.1    $    169.1       $    153.9
                                                            =============  ==============   ============
        Policyholders' Benefits Ceded......................  $     485.2    $  1,221.8       $    510.7
                                                            =============  ==============   ============
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $       -      $     33.2       $     56.1
                                                            =============  ==============   ============

        Individual Disability Income and Major Medical
        ----------------------------------------------

        Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $92.0 million and $94.4 million at December 31, 2009 and 2008, respectively. At December 31, 2009 and 2008, respectively, $1,667.4 million and $1,680.8 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                                                 2009             2008             2007
                                                            --------------   --------------   --------------
                                                                              (IN MILLIONS)

        Incurred benefits related to current year..........  $       37.6     $      35.5      $       32.9
        Incurred benefits related to prior years...........           6.4             4.2              13.2
                                                            --------------   --------------   --------------
        Total Incurred Benefits............................  $       44.0     $      39.7      $       46.1
                                                            ==============   ==============   ==============

        Benefits paid related to current year..............  $       12.7     $      10.8      $       11.9
        Benefits paid related to prior years...............          34.1            28.8              32.8
                                                            --------------   --------------   --------------
        Total Benefits Paid................................  $       46.8     $      39.6      $       44.7
                                                            ==============   ==============   ==============


10)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          DECEMBER 31,
                                                                              ------------------------------
                                                                                    2009           2008
                                                                              --------------  --------------
                                                                                      (IN MILLIONS)
        Short-term debt:
        AllianceBernstein commercial paper
          (with interest rates of 0.2% and 1.8%).............................  $      249.1    $      284.8
                                                                              --------------  --------------
            Total short-term debt............................................         249.1           284.8
                                                                              --------------  --------------

        Long-term debt:
        AXA Equitable:
          Surplus Notes, 7.70%, due 2015.....................................         199.9           199.8
                                                                              --------------  --------------
            Total long-term debt.............................................         199.9           199.8
                                                                              --------------  --------------

        Total Short-term and Long-term Debt..................................  $      449.0    $      484.6
                                                                              ==============  ==============

        Short-term Debt
        ---------------

        On September 23, 2008, AXA Equitable repaid its $350.0 million promissory note, $101.7 million of which was included in Wind-up Annuities discontinued operations.

        On July 17, 2008, AXA Equitable was accepted as a member of the Federal Home Loan Bank of New York ("FHLBNY"), which provides AXA Equitable with access to collateralized borrowings and other FHLBNY products. As membership requires the ownership of member stock, AXA Equitable purchased stock to meet their membership requirement ($12.9 million, as of December 31, 2009). Any borrowings from the FHLBNY require the purchase of FHLBNY activity based stock in an amount equal to 4.5% of the borrowings. AXA Equitable's borrowing capacity with FHLBNY is $1.00 billion. As a member of FHLBNY, AXA Equitable can receive advances for which it would be required to pledge qualified mortgage-backed assets and government securities as collateral. At December 31, 2009, there were no outstanding borrowings from FHLBNY.

        As of December 31, 2009, SCB LLC maintained four separate uncommitted credit facilities with various banks totaling $525.0 million. In addition, SCB LLC has two lines of credit with a commercial bank as of December 31, 2009 and December 31, 2008, one for $75.0 million secured by U.S. Treasury Bills and a second for $50.0 million secured by pledges of equity securities.

        In January 2008, SCB LLC entered into a $950.0 million three-year revolving credit facility with a group of commercial banks to fund its obligations resulting from engaging in certain securities trading and other customer activities. Under the revolving credit facility, the interest rate, at the option of SCB LLC, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds rate.

        AllianceBernstein has a $1,000.0 million five-year revolving credit facility with a group of commercial banks and other lenders that expires in 2011. The revolving credit facility is intended to provide back-up liquidity for their $1,000.0 million commercial paper program although they borrow directly under the facility from time to time. Under the revolving credit facility, the interest rate, at the option of AllianceBernstein, is a floating rate generally based upon a defined prime rate, a rate related to LIBOR or the Federal Funds rate. The revolving credit facility contains covenants that, among other things, require AllianceBernstein to meet certain financial ratios. Amounts borrowed under the commercial paper program reduce amounts available for direct borrowing under the revolving credit facility on a dollar-for-dollar basis. AllianceBernstein was in compliance with the covenants as of December 31, 2009.

        Long-term Debt
        ---------------

        At December 31, 2009, the Company was not in breach of any long-term debt covenants.


11)     RELATED PARTY TRANSACTIONS

        Loans to Affiliates
        -------------------

        In September 2007, AXA issued $650.0 million in 5.40% senior unsecured notes to AXA Equitable. These notes pay interest semi-annually and mature on September 30, 2012.

        Loans from Affiliates
        ---------------------

        In 2005, AXA Equitable issued a note to AXA Financial in the amount of $325.0 million with an interest rate of 6.00% and a maturity date of December 1, 2035. Interest on this note is payable semi-annually.

        In November 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        In December 2008, AXA Financial purchased a $500.0 million callable 7.1% surplus note from AXA Equitable. The note pays interest semi-annually and matures on December 1, 2018.

        Other Transactions
        ------------------

        On June 17, 2009, AXA Equitable's continuing operations and its discontinued Wind-up Annuities business sold a jointly owned real estate property valued at $1.10 billion to a non-insurance subsidiary of AXA Financial in exchange for $700.0 million in cash and $400.0 million in 8% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. The $438.9 million after-tax excess of the property's fair value over its carrying value was accounted for as a capital contribution to AXA Equitable.

        The Company reimburses AXA Financial for expenses relating to the Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits. Such reimbursement was based on the cost to AXA Financial of the benefits provided which totaled $56.3 million, $76.2 million and $63.1 million, respectively, for 2009, 2008 and 2007.

        In 2009, 2008 and 2007, respectively, the Company paid AXA Distribution and its subsidiaries $634.0 million, $754.2 million and $806.9 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $402.4 million, $320.5 million and $340.2 million, respectively, for their applicable share of operating expenses in 2009, 2008 and 2007, pursuant to the Agreements for Services.

        In fourth quarter 2008, AXA Equitable reinsured the GMDB and GMIB riders on the Accumulator(R) products sold on or after January 1, 2006 and in-force at September 30, 2008 with AXA Financial (Bermuda) Ltd. ("AXA Bermuda"), an affiliate that is an indirect wholly owned subsidiary of AXA Financial. AXA Equitable transferred cash and derivative instruments with a fair value of $6,892.5 million equal to the market value of the insurance liabilities assumed by AXA Bermuda on October 1, 2008 and income derived from the hedges related to these riders for the period from October through December 2008, to that entity. AXA Bermuda will manage the dynamic hedging program to mitigate risks related to the reinsured riders. In fourth quarter 2008, AXA Equitable recorded a GMDB reinsurance recoverable and a GMIB reinsurance asset totaling $3,385.7 resulting in a cost of reinsurance of $3,506.8 million. The cost of this arrangement has been deferred and will be amortized over the life of the underlying annuity contracts. Amortization of the cost in 2010 is expected to be approximately $348.0 million.

        Various AXA affiliates cede a portion of their life and health insurance business through reinsurance agreements to AXA Cessions, an AXA affiliated reinsurer. AXA Cessions, in turn, retroceded a quota share portion of these risks to AXA Equitable on a one-year term basis. Premiums earned in 2009, 2008 and 2007 under this arrangement totaled approximately $0.6 million, zero and $1.7 million, respectively. Claims and expenses paid in 2009, 2008 and 2007 were $0.5 million, zero and $1.1 million, respectively.

        Both AXA Equitable and AllianceBernstein, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AllianceBernstein incurred expenses under such agreements of approximately $152.0 million, $157.8 million and $143.6 million in 2009, 2008 and 2007, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $50.3 million, $63.0 million and $58.4 million in 2009, 2008 and 2007, respectively. The net receivable related to these contracts was approximately $5.6 million and $3.4 million at December 31, 2009 and 2008, respectively.

        Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AllianceBernstein. These revenues are described below:

                                                                    2009               2008              2007
                                                              --------------      --------------    --------------
                                                                                  (IN MILLIONS)
        Investment advisory and services fees..............   $       658.5       $       870.5     $      1,027.6
        Distribution revenues..............................           277.3               378.4              473.4
        Other revenues - shareholder servicing fees........            90.1                99.0              103.6
        Other revenues - other.............................             7.0                 6.9                6.5
        Institutional research services....................             1.1                 1.2                1.6

12)     EMPLOYEE BENEFIT PLANS

        The Company (other than AllianceBernstein) sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. These pension plans are non-contributory and their benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plans. AllianceBernstein maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AllianceBernstein in the United States prior to October 2, 2000. AllianceBernstein's benefits are based on years of credited service and average final base salary. The Company uses a December 31 measurement date for its pension plans.

        For 2009, cash contributions by AllianceBernstein and the Company (other than AllianceBernstein) to their respective qualified pension plans were $12.8 million and $19.0 million. The Pension Protection Act of 2006 (the "Pension Act") introduced new funding requirements for single-employer defined benefit pension plans, provided guidelines for measuring pension plan assets and obligations for funding purposes, introduced benefit limitations for certain underfunded plans, and raised tax deduction limits for contributions to retirement plans. Most of these changes were effective by December 31, 2009, including funding-based limits on future benefit accruals and payments. The Company's funding policy to its qualified pension plans (other than those of AllianceBernstein) is to make annual aggregate contributions of approximately $30.0 million unless the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Act, is greater. Cash contributions during 2010 are estimated to be approximately $215.0 million. AllianceBernstein's policy is to satisfy its funding obligation to its qualified retirement plan each year in an amount not less than the minimum required by ERISA, as amended by the Pension Act, and not greater than the maximum it can deduct for Federal income tax purposes.

        Effective December 31, 2008, AllianceBernstein amended its qualified pension plan to eliminate all future accruals for future services and compensation increases. This amendment was considered a plan curtailment and resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $13.1 million, which was offset against existing deferred losses in accumulated other comprehensive income (loss). In addition, as a result of all future service being eliminated, AllianceBernstein accelerated recognition of the existing prior service credit of $3.5 million in fourth quarter 2008.

        Components of net periodic pension expense for the Company's qualified and non-qualified plans were as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        38.3       $       41.6       $       39.0
        Interest cost......................................          136.2              134.1              128.8
        Expected return on assets..........................         (125.6)            (194.4)            (191.0)
        Curtailment gain...................................            -                 (3.5)               -
        Net amortization...................................           95.3               42.6               57.5
        Plan amendments....................................            1.8                -                  -
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Expense.......................  $       146.0       $       20.4       $       34.3
                                                            =================   ================   =================

        Changes in the PBO of the Company's qualified and non-qualified plans were comprised of:

                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     2009                2008
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Projected benefit obligation, beginning of year.......................   $    2,181.1       $    2,222.1
        Service cost..........................................................           30.3               33.6
        Interest cost.........................................................          136.2              134.1
        Actuarial losses (gains)..............................................           68.8              (27.6)
        Plan curtailment......................................................            -                (13.1)
        Benefits paid.........................................................         (177.0)            (168.0)
        Plan amendments.......................................................            1.8                -
                                                                                ----------------   -----------------
        Projected Benefit Obligation, End of Year..............................  $    2,241.2       $    2,181.1
                                                                                ================   =================

        The following table discloses the change in plan assets and the funded status of the Company's qualified and non-qualified pension plans:

                                                                                             DECEMBER 31,
                                                                                  -----------------------------------
                                                                                       2009               2008
                                                                                  ----------------  -----------------
                                                                                            (IN MILLIONS)

        Pension plan assets at fair value, beginning of year....................   $    1,460.4      $     2,415.7
        Actual return on plan assets............................................          104.1             (813.6)
        Contributions...........................................................           31.8               35.6
        Benefits paid and fees..................................................         (190.3)            (177.3)
                                                                                  ----------------  -----------------
        Pension plan assets at fair value, end of year..........................        1,406.0            1,460.4
        PBO.....................................................................        2,241.2            2,181.1
                                                                                  ----------------  -----------------
        Excess of PBO Over Pension Plan Assets..................................   $     (835.2)     $      (720.7)
                                                                                  ================  =================

        Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $835.2 million and $720.7 million at December 31, 2009 and 2008, respectively. The aggregate PBO and fair value of pension plan assets for plans with PBOs in excess of those assets were $2,241.2 million and $1,406.0 million, respectively at December 31, 2009 and $2,181.1 million and $1,460.4 million, respectively, at December 31, 2008. The aggregate accumulated benefit obligation and fair value of pension plan assets for pension plans with accumulated benefit obligations in excess of those assets were $2,206.4 million and $1,406.0 million, respectively, at December 31, 2009 and $2,137.7 million and $1,460.4 million, respectively, at December 31, 2008. The accumulated benefit obligation for all defined benefit pension plans were $2,206.4 million and $2,137.7 million at December 31, 2009 and 2008, respectively.

        The following table discloses the amounts included in accumulated other comprehensive income at December 31, 2009 and 2008 that have not yet been recognized as components of net periodic pension cost:

                                                                                         DECEMBER 31,
                                                                            ----------------------------------------
                                                                                   2009                 2008
                                                                            -------------------  -------------------
                                                                                         (IN MILLIONS)

        Unrecognized net actuarial loss .................................... $      1,492.9       $      1,497.0
        Unrecognized prior service cost.....................................            7.5                  3.2
        Unrecognized net transition asset...................................            (.5)                 (.6)
                                                                            -------------------  -------------------
             Total ......................................................... $      1,499.9       $      1,499.6
                                                                            ===================  ===================

        The estimated net actuarial loss, prior service credit, and net transition asset expected to be reclassified from accumulated other comprehensive income and recognized as components of net periodic pension cost over the next year are $124.0 million, $(0.9) million, and (0.1) million, respectively.

        The following table discloses the allocation of the fair value of total plan assets for the qualified plans of the Company at December 31, 2009 and 2008:

                                                                                     DECEMBER 31,
                                                                            ------------------------
                                                                               2009         2008
                                                                            -----------  -----------
                                                                                  (IN MILLIONS)

       Fixed maturities..................................................        45.3%       27.9%
       Equity securities.................................................        37.0        54.1
       Equity real estate................................................        11.6        16.7
       Cash and short-term investments...................................         6.1         1.3
                                                                                -------     ------
                                                                                100.0%      100.0%
                                                                                =======     ======

        The primary investment objective of the qualified pension plans of the Company is to maximize return on assets, giving consideration to prudent risk. Guidelines regarding the allocation of plan assets are formalized by the Investment Committee established by the funded benefit plans of AXA Equitable and are designed with a long-term investment horizon. In January 2009, the asset allocation strategy of the qualified defined benefit pension plans was revised to target 30%-40% equities, 50%-60% high quality bonds, and 10%-15% equity real estate and other investments. Prior to this change, the target asset mix included equity securities, fixed maturities and real estate at 65%, 25% and 10%, respectively. Exposure to real estate investments offers diversity to the total portfolio and long-term inflation protection.

        During fourth quarter 2008, a short-term hedge program were executed by the AXA Equitable qualified pension plans to minimize further downside equity risk, which in 2009 was extended for a period of one year.

        The following table discloses the fair values of plan assets and their level of observability within the fair value hierarchy for the qualified pension plans of the Company at December 31, 2009.

                                                                       AT DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                   LEVEL 1           LEVEL 2          LEVEL 3            TOTAL
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        ASSET CATEGORIES
        Fixed maturities:
          Corporate............................. $        -       $       414.8     $         -       $      414.8
          US Treasury, government
            and agency..........................          -               192.4               -              192.4
          States and political subdivisions.....          -                 9.2               -                9.2
          Foreign governments...................          -                 -                 -                -
          Commercial mortgage-backed............          -                 -                 -                -
          Asset-backed..........................          -                 -                 -                -
          Other structured debt.................          -                 -                 6.5              6.5
        Common and preferred equity.............        574.7               1.4               -              576.1
        Mutual funds............................          5.0               -                 -                5.0
        Hedge funds.............................          -                 6.5               -                6.5
        Derivatives, net........................        (95.9)              -                 -              (95.9)
        Private real estate investment funds....          -                 -                12.1             12.1
        Private investment trusts...............          -                44.4             146.7            191.1
        Commercial mortgages....................          -                 -                 1.8              1.8
        Cash and cash equivalents...............         32.0               1.4               -               33.4
        Short-term investments..................         29.2              23.8               -               53.0
                                                ---------------  ----------------  ---------------   ---------------
          Total................................. $      545.0     $       693.9     $       167.1     $    1,406.0
                                                ===============  ================  ===============   ===============

        At December 31, 2009, assets classified as Level 1, Level 2 and Level 3 comprise approximately 38.8%, 49.3% and 11.9%, respectively, of qualified pension plan assets. See Note 2 for a description of the fair value hierarchy. The fair values of qualified plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. Except for an investment of approximately $146.7 million in a private real estate investment trust through a pooled separate account, there are no significant concentrations of credit risk arising within or across categories of qualified plan assets.

        The table below presents a reconciliation for all Level 3 qualified plan assets at December 31, 2009.

                                                           PRIVATE REAL
                                                              ESTATE         PRIVATE
                                             FIXED          INVESTMENT     INVESTMENT      COMMERCIAL
                                          MATURITIES(1)       FUNDS          TRUSTS        MORTGAGES       TOTAL
                                          -------------   -------------   ------------   -------------   ----------
                                                                    (IN MILLIONS)

       Balance at
        December 31, 2008.............    $        5.9    $       15.4    $      224.4   $        2.1    $   247.8
       Actual return on Plan assets:
          Relating to assets still
          held at December 31, 2009...              .6            (2.6)          (77.7)           (.1)       (79.8)
          Relating to assets sold
          during 2009.................             -               (.1)            -               .1          -
       Purchases, sales, issues
        and settlements, net..........             -               (.6)            -              (.3)         (.9)
       Transfers into/
        out of Level 3................             -               -               -              -            -
       Balance at                         ------------    ------------    ------------   ------------    ----------
        December 31, 2009.............    $        6.5    $       12.1    $      146.7   $        1.8    $   167.1
                                          =============   =============   ============   =============   ===========

        (1) Includes commercial mortgage- and asset-backed securities and other structured debt.

        The discount rate assumptions used by the Company to measure the benefits obligations and related net periodic cost of its qualified and non-qualified pension plans reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under each of the Company's qualified and non-qualified pension plans were discounted using a published high-quality bond yield curve. The discount rate used to measure each of the benefits obligation at December 31, 2009 and 2008 represents the level equivalent spot discount rate that produces the same aggregate present value measure of the total benefits obligation as the aforementioned discounted cash flow analysis. The following table discloses the weighted-average assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2009 and 2008.

                                                                                   2009               2008
                                                                               -------------      -------------
       Discount rates:
         Benefit obligation...............................................         6.00%              6.50%
         Periodic cost....................................................         6.50%              6.25%(1)

       Rates of compensation increase:
         Benefit obligation and periodic cost.............................         6.00%              6.00%

       Expected long-term rates of return on pension
          plan assets (periodic cost).....................................         6.75%              8.50%

        (1) For pension plans remeasured in second quarter 2008, periodic cost was recalculated using a discount rate of 6.75% for the remainder of the year.

        The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class. The decrease in the expected long-term rate of return assumption in 2009 reflected the revised asset allocation strategy implemented in January 2009.

        Prior to 1987, participants' benefits under AXA Equitable's qualified plan were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $15.5 million, $17.3 million and $18.9 million for 2009, 2008 and 2007, respectively.

        The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2010, and in the aggregate for the five years thereafter. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2009 and include benefits attributable to estimated future employee service.

                                                              PENSION
                                                              BENEFITS
                                                          ----------------
                                                            (IN MILLIONS)
                               2010...................... $       185.7
                               2011......................         194.1
                               2012......................         195.7
                               2013......................         194.7
                               2014......................         194.1
                               Years 2015-2019...........         947.9

        AllianceBernstein maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AllianceBernstein Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, Inc. ("ACMC"), a direct wholly owned subsidiary of the Company, is obligated to make capital contributions to AllianceBernstein in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. For the remaining active plans, benefits vest ratably over periods ranging from 3 to 8 years, and the related costs are amortized as compensation and benefit expense over the shorter of the vesting period or other basis provided for by specific plan provisions. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding Units, AllianceBernstein investment services, and, in certain instances, options to acquire Holding Units. Beginning in 2009, annual awards granted under the Amended and Restated AllianceBernstein Incentive Compensation Award Program were in the form of restricted Holding Units. The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AllianceBernstein totaling $221.1 million, $133.1 million and $289.1 million for 2009, 2008 and 2007, respectively. As further described in Note 13, the cost of the 2009 awards made in the form of restricted Holding Units was measured, recognized, and disclosed as a share-based compensation program.


13)     SHARE-BASED COMPENSATION AND OTHER COMPENSATION PROGRAMS

        AXA and AXA Financial sponsor various share-based compensation plans for eligible employees and associates of AXA Financial and its subsidiaries, including the Company. AllianceBernstein also sponsors its own unit option plans for certain of its employees. Activity in these share-based plans in the discussions that follow relates to awards granted to eligible employees and associates of AXA Financial and its subsidiaries under each of these plans in the aggregate, except where otherwise noted.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $78.4 million, $33.8 million and $81.2 million for share-based payment arrangements as further described herein.

        Performance Units. On May 10, 2009, approximately 318,051 performance units earned under the AXA Performance Unit Plan 2007 were fully vested for total value of approximately $5.1 million. Distributions to participants were made on May 21, 2009, resulting in cash settlements of approximately 85% of these performance units for aggregate value of approximately $4.3 million and equity settlements of the remainder with approximately 46,615 restricted AXA ADRs for aggregate value of approximately $0.8 million.

        On March 20, 2009, under the terms of the AXA Performance Unit Plan 2009, the AXA Management Board awarded approximately 1.3 million unearned performance units to employees of AXA Financial's subsidiaries. During each year that the performance unit awards are outstanding, a pro-rata portion of the units may be earned based on criteria measuring the performance of AXA and AXA Financial Group. The extent to which performance targets are met determines the number of performance units earned, which may vary between 0% and 130% of the number of performance units at stake. Performance units earned under the 2009 plan generally cliff-vest on the second anniversary of their award date. When fully-vested, the performance units earned will be settled in cash or, in some cases, a combination of cash (70%) and stock (30%), the latter equity portion having transfer restrictions for a two-year period. For 2009 awards, the price used to value the performance units at settlement will be the average opening price of the AXA ordinary share for the last 20 trading days of the vesting period converted to U.S. dollars using the Euro to U.S. dollar exchange rate on the last day of the vesting period. For 2009, the Company recognized compensation expense of approximately $4.6 million in respect of the March 20, 2009 grant of performance units.

        On March 31, 2008, approximately 702,404 performance units earned under the AXA Performance Unit Plan 2006 were fully vested for total value of approximately $24.2 million, including incremental units earned from having exceeded targeted 2007 performance criteria by 0.68%. Distributions to participants were made on April 10, 2008, resulting in cash settlements of approximately 78% of these performance units for aggregate value of approximately $18.6 million and equity settlements of the remainder with approximately 153,494 restricted AXA ADRs for aggregate value of approximately $5.6 million.

        For 2009, 2008 and 2007, the Company recognized compensation costs of $4.6 million, $5.5 million and $11.6 million, respectively, for performance units earned to date. The change in fair value of these awards is measured by the closing price of the underlying AXA ordinary shares or AXA ADRs. The cost of performance unit awards are, as adjusted for achievement of performance targets and pre-vesting forfeitures is attributed over the shorter of the cliff-vesting period or to the date at which retirement eligibility is achieved. The value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2009 and 2008 was $17.5 million and $17.3 million, respectively. Approximately 718,754 outstanding performance units are at risk to achievement of 2010 performance criteria, primarily representing one-half of the award granted on March 31, 2009.

        Option Plans. On March 20, 2009, approximately 1.7 million options to purchase AXA ordinary shares were granted under the terms of the Stock Option Plan at an exercise price of 10.00 Euros. Approximately 1.4 million of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date, and approximately 0.3 million have a four-year cliff vesting term. In addition, approximately 0.2 million of the total options awarded on March 20, 2009 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index measured between March 20, 2009 and March 20, 2013. All of the options granted on March 20, 2009 have a ten-year contractual term. Beginning at the grant date, the total fair value of this award, net of expected forfeitures, of approximately $3.7 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. For 2009, the expense associated with the March 20, 2009 grant of options was approximately $1.4 million.

        On January 23, 2009, AllianceBernstein granted to selected senior officers approximately 6.5 million options to purchase Holding Units under the terms of its long-term incentive plan, having an aggregate fair value of approximately $22.9 million. Except for certain option awards granted in 2007 pursuant to a special deferred compensation program, outstanding options to purchase AllianceBernstein Holding Units generally vest ratably over a five year period.

        The number of AXA ADRs authorized to be issued pursuant to option grants and, as further described below, restricted stock grants under The AXA Financial, Inc. 1997 Stock Incentive Plan (the "Stock Incentive Plan") is approximately 124.5 million less the number of shares issued pursuant to option grants under The AXA Financial, Inc. 1991 Stock Incentive Plan (the predecessor plan to the Stock Incentive Plan). The aggregate number of AllianceBernstein Holding Units subject to options granted or otherwise awarded under its long-term incentive compensation plans, may not exceed 41.0 million. At December 31, 2009, approximately 19.6 million options to purchase AllianceBernstein Holding Units and 15.2 million other unit awards, net of forfeitures, were subject to the aggregate allowable maximum.

        A summary of the activity in the AXA, AXA Financial and AllianceBernstein option plans during 2009 follows:

                                                                     Options Outstanding
                           ------------------------------------------------------------------------------------------------------
                                  AXA Ordinary Shares                     AXA ADRs               AllianceBernstein Holding Units
                           ---------------------------------   ------------------------------   ---------------------------------
                                                Weighted                          Weighted                           Weighted
                               Number           Average             Number         Average          Number            Average
                             Outstanding        Exercise         Outstanding       Exercise       Outstanding         Exercise
                            (In Millions)        Price          (In Millions)       Price        (In Millions)         Price
                           --------------    ---------------   --------------   -------------   ---------------  ----------------
Options outstanding at
   January 1, 2009........          13.8     (euro)    26.54           12.3      $     20.40             6.7     $        66.11
Options granted...........           2.1     (euro)    10.78             .2      $     12.00             6.6     $        17.06
Options exercised.........            .3     (euro)     -              (1.0)     $     16.01             -       $         -
Options forfeited, net....          (1.2)    (euro)    27.06            (.6)     $     26.74            (0.9)    $        45.09
Options expired...........           -                                  -                                (.3)    $        30.21
                           --------------                     ---------------                   ---------------
Options Outstanding at
   December 31, 2009......          15.0     (euro)    23.75           10.9      $     19.95            12.1     $        41.79
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -                        $     64.4                      $         -
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           6.92                               3.18                               -
                           ==============                     ===============                   ===============
Options Exercisable at
   December 31, 2009......           6.2     (euro)    24.85           10.9      $     19.4              2.8     $        51.91
                           ==============    ===============  ===============   =============   ===============  ================
Aggregate Intrinsic
   Value(1)...............                   (euro)     -(2)                     $     64.0                      $         -(2)
                                             ===============                    =============                    ================
Weighted Average
   Remaining
   Contractual Term
   (in years).............           5.54                               3.16                             2.9
                           ==============                     ===============                   ===============

        (1) Intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2009 of the respective underlying shares over the strike prices of the option awards.

        (2) The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero in the table above.

        Cash proceeds received from employee exercises of options to purchase AXA ADRs in 2009 was $15.8 million. The intrinsic value related to employee exercises of options to purchase AXA ADRs during 2009, 2008 and 2007 were $7.7 million, $43.5 million and $141.4 million, respectively, resulting in amounts currently deductible for tax purposes of $2.7 million, $14.6 million and $48.0 million, respectively, for the periods then ended. In 2009, 2008 and 2007, windfall tax benefits of approximately $2.3 million, $10.0 million and $34.3 million, respectively, resulted from employee exercises of stock option awards.

        At December 31, 2009, AXA Financial held 1.3 million AXA ADRs in treasury at a weighted average cost of approximately $25.38 per ADR, of which approximately 1.1 million were designated to fund future exercises of outstanding employee stock options and the remainder of approximately
        0.2 million units was available for general corporate purposes, including funding other stock-based compensation programs. These AXA ADRs were obtained primarily by exercise of call options that had been purchased by AXA Financial beginning in fourth quarter 2004 to mitigate the U.S. dollar price and foreign exchange risks associated with funding exercises of employee stock options. These call options expired on November 23, 2009. During 2009, AXA Financial utilized approximately 1.0 million AXA ADRs from treasury to fund exercises of employee stock options. Outstanding employee options to purchase AXA ordinary shares began to become exercisable on March 29, 2007, coincident with the second anniversary of the first award made in 2005, and exercises of these awards are funded by newly issued AXA ordinary shares.

        For the purpose of estimating the fair value of employee stock option awards, the Company applies the Black-Scholes-Merton formula and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2009, 2008 and 2007, respectively.

                                                 AXA Ordinary Shares               AllianceBernstein Holding Units
                                           ---------------------------------   ----------------------------------------
                                             2009       2008        2007           2009          2008         2007
                                           --------   ---------   ----------   ------------   ----------   ------------

        Dividend yield....................  10.69%      7.12%       4.10%         5.2-6.1%        5.4%       5.6-5.7%

        Expected volatility...............   57.5%      34.7%       27.5%          0-44.6%       29.3%     27.7-30.8%

        Risk-free interest rates..........   2.74%      4.19%       4.40%         1.6-2.1%        3.2%       3.5-4.9%

        Expected life in years............    5.5        6.0         5.5          6.0-6.5         6.0        6.0-9.5

        Weighted average fair value per
          option at grant date............ $ 2.57     $ 5.70      $ 9.61       $     3.52     $ 10.85      $   15.96

        For 2009, 2008 and 2007, the Company recognized compensation costs for employee stock options of $20.2 million, $27.0 million, and $38.8 million, respectively. As of December 31, 2009, approximately $53.5 million of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 4.2 years.

        Restricted Awards. Under the Stock Incentive Plan, AXA Financial grants restricted AXA ADRs to employees of its subsidiaries. Generally, all outstanding restricted AXA ADR awards have vesting terms ranging from three to five years. Under The Equity Plan for Directors (the "Equity Plan"), AXA Financial grants non-officer directors restricted AXA ADRs and unrestricted AXA ADRs annually. Similarly, AllianceBernstein awards restricted AllianceBernstein Holding Units to independent directors of its General Partner. In addition, under its Century Club Plan, awards of restricted AllianceBernstein Holding Units that vest ratably over three years are made to eligible AllianceBernstein employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

        In 2009, AllianceBernstein awarded approximately 1.4 million restricted Holding Units in connection with certain employment and separation agreements with vesting terms ranging from two to five years. In addition, approximately 8.4 million restricted Holding Units were granted by AllianceBernstein under its 2009 incentive compensation program with ratable vesting over a four year period. The aggregate grant date fair values of these 2009 restricted Holding Unit awards was approximately $256.6 million. On December 19, 2008, in accordance with the terms of his employment agreement, AllianceBernstein awarded Mr. Kraus, Chairman and CEO of AllianceBernstein, approximately 2.7 million restricted AllianceBernstein Holding Units with a grant date fair value of $19.20 per Holding Unit. These Holding Units vest ratably over a 5-year period and are subject to accelerated vesting.

        For 2009, 2008 and 2007, respectively, the Company recognized compensation costs of $44.6 million, $6.1 million and $8.6 million for awards outstanding under these restricted award plans. The fair values of awards made under these plans are measured at the date of grant by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. At December 31, 2009, approximately 12.5 million restricted awards remain unvested, including restricted awards of AllianceBernstein Holding units. At December 31, 2009, approximately $236.6 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of 3.9 years.

        The following table summarizes unvested restricted AXA ADR activity for 2009.

                                                                  Weighted
                                                 Shares of        Average
                                                Restricted       Grant Date
                                                   Stock         Fair Value
                                              --------------   ---------------

        Unvested as of January 1, 2009.......      461,102      $      31.92
        Granted..............................       63,088      $      12.30
        Vested...............................      118,626      $      22.31
        Forfeited............................        1,079
                                              --------------
        Unvested as of December 31, 2009.....      404,485      $      31.74
                                              ==============

        Restricted AXA ADRs vested in 2009, 2008 and 2007 had aggregate vesting date fair values of approximately $1.5 million, $3.3 million and $7.0 million, respectively. In 2008, 149,413 restricted AXA ADRs were granted, having an aggregate grant-date fair value of $5.6 million.

        Tandem SARs/NSOs. In January 2001, certain employees exchanged fully vested in-the-money AXA ADR options for tandem Stock Appreciation Rights/AXA ADR non-statutory options ("tandem SARs/NSOs") of then-equivalent intrinsic value. The Company recorded compensation expense for these fully-vested awards of $(0.5) million, $(5.5) million and zero for 2009, 2008 and 2007, respectively, reflecting the impact in those periods of the change in the market price of the AXA ADR on the cash-settlement value of the SARs component of the outstanding tandem SARs/NSOs. The value of these tandem SARs/NSOs at December 31, 2009 and 2008 was $0.7 million and $1.2 million, respectively. At December 31, 2009, 133,266 tandem SARs/NSOs were outstanding, for which the SARs component had maximum value of $2.0 million. Approximately 80% of these tandem SARs/NSOs expired on February 16, 2010, with the remainder to expire in third quarter 2010. During 2009, 2008 and 2007, respectively, approximately 11,368, 0.7 million and 0.4 million of these awards were exercised at an aggregate cash-settlement value of $0.1 million, $9.2 million and $7.2 million.

        SARs. On March 20, 2009, 129,722 Stock Appreciation Rights ("SARs") with a 4-year cliff-vesting schedule were granted to certain associates of AXA Financial subsidiaries. These SARs entitle the holder to a cash payment equal to any appreciation in the value of the AXA ordinary share over 10.00 Euros as of the date of exercise. At December 31, 2009, 731,959 million SARs were outstanding, having weighted average remaining contractual term of 8.0 years. The accrued value of SARs at December 31, 2009 and 2008 was $1.1 million and $0.4 million, respectively, and recorded as liabilities in the consolidated balance sheets. For 2009, 2008 and 2007, the Company recorded compensation expense for SARs of $0.7 million, $(2.3) million and $1.0 million, respectively, reflecting the impact in those periods of the changes in their fair values as determined by applying the Black Scholes-Merton formula and assumptions used to price employee stock option awards.

        AXA Shareplan. In 2009, eligible employees of participating AXA Financial subsidiaries were offered the opportunity to reserve a subscription to purchase newly issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2009. Similar to the AXA Shareplan programs previously offered in 2001 through 2008, the plan offered two investment alternatives that, with limited exceptions, restrict sale or transfer of the purchased shares for a period of five years. "Investment Option A" permitted participants to purchase AXA ADRs at a 20% formula discounted price of $22.06 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at the same formula discounted price on a leveraged basis with a guaranteed return of initial investment plus a variable percentage of any appreciation in the value of the total shares purchased. The Company recognized compensation expense of $7.0 million in 2009, $1.1 million in 2008 and $27.7 million in 2007 in connection with each respective year's offering of AXA Shareplan, representing the aggregate discount provided to participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. Participants in AXA Shareplans 2009, 2008 and 2007 primarily invested under Investment Option B for the purchase of approximately 5.5 million, 6.5 million and
        5.3 million AXA ordinary shares, respectively.

        AXA Miles Program. On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee of AXA for purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff-vesting period with exceptions for retirement, death, and disability. For AXA Financial participants, settlement of the right to receive each unrestricted AXA ordinary share will be made in the form of an AXA ADR. The grant date fair value of approximately 449,400 AXA Miles awarded to employees of AXA Financial's subsidiaries was approximately $19.4 million, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2009, 2008 and 2007, respectively, AXA Financial Group recognized compensation expense of approximately $1.8 million, $1.9 million and $5.4 million in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

14)     NET INVESTMENT (LOSS) INCOME AND INVESTMENT GAINS (LOSSES), NET

        The following table breaks out Net investment (loss) income by asset category:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $    1,582.3        $    1,668.6       $    1,728.5
        Mortgage loans on real estate......................         231.3               251.7              233.5
        Equity real estate.................................           5.7                11.7               14.2
        Other equity investments...........................         (67.8)             (110.9)             236.6
        Policy loans.......................................         238.3               251.3              255.9
        Short-term investments.............................          20.5                30.8               55.1
        Derivative investments.............................      (3,079.4)            7,302.1               86.6
        Broker-dealer related receivables..................          14.8                65.5              234.6
        Trading securities.................................         137.2              (343.5)              29.5
        Other investment income............................          14.2                27.9               51.7
                                                            -----------------   ----------------   -----------------
          Gross investment (loss) income...................        (902.9)            9,155.2            2,926.2

        Investment expenses................................         (73.2)              (64.7)             (78.1)
        Interest expense...................................          (4.4)              (36.5)            (194.4)
                                                            -----------------   ----------------   -----------------

        Net Investment (Loss) Income.......................  $     (980.5)       $    9,054.0       $    2,653.7
                                                            =================   ================   =================

        For 2009, 2008 and 2007, respectively, Net investment (loss) income from derivatives included $(1,769.1) million, $6,622.6 million and $16.4 million of realized (losses) gains on contracts closed during those periods and $(1,310.3) million, $679.5 million and $70.2 million of unrealized (losses) gains on derivative positions at each respective year end.

        Investment gains (losses), net including changes in the valuation allowances, are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Fixed maturities...................................  $        (2.5)      $     (367.3)      $      (55.6)
        Mortgage loans on real estate......................            -                  2.3                7.8
        Equity real estate.................................            (.1)              (1.6)               7.3
        Other equity investments...........................           53.3               11.5               16.9
        Other(1)...........................................            3.0               16.6               16.4
                                                            -----------------   ----------------   -----------------
        Investment Gains (Losses), Net.....................  $        53.7       $     (338.5)      $       (7.2)
                                                            =================   ================   =================

        (1) In 2008 and 2007, respectively, AllianceBernstein issued units to its employees under long-term incentive plans. As a result of these transactions, the Company recorded non-cash realized gains of $9.9 million and $15.5 million for 2008 and 2007, respectively. In 2009, the FASB issued new guidance in which a gain or loss will be recognized only when an entity loses control and deconsolidates a subsidiary. As a result, in 2009, no gain or loss was recorded on these transactions.

        Writedowns of fixed maturities were $163.4 million, $285.9 million and $79.0 million in 2009, 2008 and 2007, respectively. There were no writedowns of mortgage loans on real estate in 2009, 2008 and 2007. There were no writedowns of equity real estate in 2009, 2008 and 2007.

        For 2009, 2008 and 2007, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $2,900.7 million, $324.4 million and $1,554.6 million. Gross gains of $319.5 million, $3.3 million and $12.6 million and gross losses of $127.8 million, $94.5 million and $20.3 million were realized on these sales in 2009, 2008 and 2007, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 2009, 2008 and 2007 amounted to $2,353.4 million, $(2,525.8) million and $(376.4) million, respectively.

        For 2009, 2008 and 2007, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $39.5 million, $47.7 million and $52.7 million.

        Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

        The net unrealized investment gains (losses) included in the consolidated balance sheets as a component of accumulated other comprehensive income and the changes for the corresponding years, including Wind-up Annuities on a line-by-line basis, follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, Attributable to AXA Equitable,
          beginning of year................................ $     (1,270.8)     $       103.6      $       282.2
        Changes in unrealized investment gains
          (losses) on investments..........................        2,494.0           (2,608.8)            (380.5)
        Impact of unrealized investment gains (losses)
          attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................           58.2             (163.7)              24.8
            DAC............................................         (578.4)             582.0               83.5
            Deferred income tax (expense) benefit..........         (704.6)             746.2              103.4
                                                            -----------------   ----------------   -----------------
        Total..............................................           (1.6)          (1,340.7)             113.4
        Less: Changes in unrealized investment (gains)
          losses attributable to noncontrolling interest...          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $       (67.8)      $    (1,270.8)     $       103.6
                                                           =================   ================   =================

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment gains (losses) on:
            Fixed maturities............................... $         33.0      $    (2,450.4)     $       155.5
            Other equity investments.......................            8.5               (2.1)               0.8
                                                            -----------------   ----------------   -----------------
              Total........................................           41.5           (2,452.5)             156.3
          Impact of unrealized investment (losses) gains
            attributable to:
            Participating group annuity contracts, Closed
               Block policyholder dividend
               obligation and other........................          (70.4)            (128.6)              35.1
            DAC............................................          (23.3)             555.1              (26.9)
            Deferred income tax (expense) benefit .........           (0.6)             704.0              (42.2)
                                                            -----------------   ----------------   -----------------
        Total..............................................          (52.8)          (1,322.0)             122.3
        Less: (Income) loss attributable to
          noncontrolling interest..........................          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Balance Attributable to AXA Equitable,
          End of Year...................................... $        (67.8)     $    (1,270.8)     $       103.6
                                                            =================   ================   =================

15)     INCOME TAXES

        A summary of the income tax expense in the consolidated statements of earnings follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Income tax expense:
          Current (benefit) expense .......................  $       (81.1)      $     (319.7)      $      464.0
          Deferred (benefit) expense.......................       (1,191.0)           2,010.2              288.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected income tax (benefit) expense..............  $    (1,077.5)      $    1,885.1       $      937.5
        Noncontrolling interest............................         (104.8)            (132.3)            (227.3)
        Separate Accounts investment activity..............          (71.6)             (66.5)             (52.0)
        Non-taxable investment (loss) income...............          (26.9)              26.1              (21.7)
        Adjustment of tax audit reserves...................           (7.4)               9.9               21.5
        State income taxes.................................           11.6               20.5               50.2
        AllianceBernstein Federal and foreign taxes........            6.3              (53.3)              40.2
        Other..............................................           (1.8)               1.0                4.1
                                                            -----------------   ----------------   -----------------
        Income Tax (Benefit) Expense.......................  $    (1,272.1)      $    1,690.5       $      752.5
                                                            =================   ================   =================

        On August 16, 2007, the IRS issued Revenue Ruling 2007-54 that purported to change accepted industry and IRS interpretations of the statutes governing the computation of the Separate Account dividends received deduction ("DRD"). This ruling was suspended on September 25, 2007 in Revenue Ruling 2007-61, and the U.S. Department of the Treasury (the "Treasury") indicated that it would address the computational issues in a regulation project. Any regulations that the Treasury ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. The ultimate timing and substance of any such regulations are unknown, but they could result in the elimination of some or all of the Separate Account DRD tax benefit that the Company receives.

        The components of the net deferred income taxes are as follows:

                                                       DECEMBER 31, 2009                  December 31, 2008
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)

        Compensation and related benefits......  $     438.0      $        -        $      297.1      $       -
        Reserves and reinsurance...............          -               878.7               -            1,465.8
        DAC....................................          -             2,307.6               -            2,209.5
        Unrealized investment losses...........         40.2               -               683.6              -
        Investments............................          -               584.7               -              722.2
        Other..................................         67.0               -                 -               47.0
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     545.2      $    3,771.0      $      980.7      $   4,444.5
                                                ===============  ================  ===============   ===============

        The Company provides income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2009, $534.4 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested. At existing applicable income tax rates, additional taxes of approximately $88.1 million would need to be provided if such earnings were remitted.

        At December 31, 2009, the total amount of unrecognized tax benefits was $599.9 million, of which $425.5 million would affect the effective rate and $174.4 million was temporary in nature. At December 31, 2008, the total amount of unrecognized tax benefits was $506.6 million, of which $372.6 million would affect the effective rate and $134.0 million was temporary in nature.

        The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2009 and 2008 were $81.0 million and $77.3 million, respectively. Tax (benefit) expense for 2009, 2008 and 2007, respectively, reflected $3.7 million, $8.7 million and $22.5 million in interest related to unrecognized tax benefits.

        A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                                    2009               2008               2007
                                                              ----------------   ----------------   ----------------
                                                                                   (IN MILLIONS)
       Balance at January 1...............................    $         428.6    $         343.6    $         325.2
       Additions for tax positions of prior years.........              146.2               81.3               19.2
       Reductions for tax positions of prior years........              (50.2)              (4.9)              (1.5)
       Additions for tax positions of current years.......                1.3                 .9                3.4
       Reductions for tax positions of current year.......                -                  -                 (0.3)
       Settlements with tax authorities...................               (5.8)               7.7               (2.4)
                                                              ----------------   ----------------   ----------------
       Balance, December 31...............................    $         520.1    $         428.6    $         343.6
                                                              ================   ================   ================

        The IRS completed its examination of the Company's 2002 and 2003 Federal corporate income tax returns and issued its Revenue Agent's Report in second quarter 2008. The Company has appealed an issue to the Appeals Office of the IRS. In addition, AllianceBernstein settled various examinations by state and local tax authorities. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

        In 2009, IRS examinations for years subsequent to 2003 for the Company have been initiated. It is reasonably possible that the total amounts of unrecognized tax benefits will change due to IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.


16)     DISCONTINUED OPERATIONS

        The Company's discontinued operations include: equity real estate held-for-sale; disposals of businesses; and, through December 31, 2009, Wind-up Annuities. No real estate was held for sale at December 31, 2009 and 2008. The following tables reconcile the Earnings (losses) from discontinued operations, net of income taxes and Gains on disposal of discontinued operations, net of income taxes to the amounts reflected in the consolidated statements of earnings for the three years in the period ended December 31, 2009:

                                                                          2009          2008            2007
                                                                      -------------  ------------   -------------
                                                                                    (IN MILLIONS)

       EARNINGS (LOSSES) FROM DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Wind-up Annuities.............................................  $     (9.7)    $   (27.5)     $      (.1)
       Real estate held-for-sale.....................................        12.4          22.7             6.8
       Disposal of business - Enterprise.............................         -             -               1.0
                                                                      -------------  ------------   -------------
       Total.........................................................  $      2.7     $    (4.8)     $      7.7
                                                                      =============  ============   =============

       GAINS ON DISPOSAL OF DISCONTINUED OPERATIONS,
          NET OF INCOME TAXES:
       Real estate held for sale.....................................  $      -       $     6.3      $      3.2
       Disposal of business - Enterprise.............................         -             -               (.4)
                                                                      -------------  ------------   -------------
       Total.........................................................  $      -       $     6.3      $      2.8
                                                                      =============  ============   =============

        During second quarter 2009, an equity real estate property jointly owned by Wind-up Annuities and AXA Equitable's continuing operations was sold to a wholly owned subsidiary of AXA Financial. Wind-up Annuities recorded book value at the date of sale was of $123.5 million. Proceeds on the sale that were received by Wind-up Annuities' were $319.6 million. In connection with the sale, Wind-up Annuities acquired a $150.0 million mortgage from the affiliate on the property sold and a $50.3 million interest in another equity real estate property from continuing operations.

        Disposal of Businesses
        ----------------------

        In accordance with their October 2006 agreement, during 2007, AXA Financial and its subsidiaries, AXA Equitable, Enterprise and Enterprise Fund Distributors, Inc., ("EFD") transferred to Goldman Sachs Asset Management L.P. ("GSAM") assets of the business of serving as sponsor of and investment manager to 27 of the 31 funds of AXA Enterprise Multi-manager Funds Trust, AXA Enterprise Funds Trust and The Enterprise

        Group of Funds, Inc. (collectively, the "AXA Enterprise Funds") and completed the reorganization of such funds to corresponding mutual funds managed by GSAM. In 2008, AXA Financial completed the reorganization and/or liquidation of the remaining four retail mutual funds in AXA Enterprise Funds of the remaining funds which together had approximately $661.9 million in assets under management as of December 31, 2007. As a result of management's disposition plan, AXA Enterprise Funds advisory and distribution and investment management contracts and operations were reported as Discontinued Operations. In 2007, $0.7 million pre-tax ($0.4 million post-tax) of severance and transaction costs were recorded as a result of the disposition of the funds. Proceeds received in 2007, on the disposition of the AXA Enterprise Funds totaled $26.3 million.

        In 2009 and 2008, there were no impairments recorded on intangible assets associated with AXA Enterprise Fund's investment management contracts based upon fair value. At December 31, 2009 and 2008, there were no assets or liabilities related to these operations.

        Wind-up Annuities
        -----------------

        In 1991, management discontinued the business of Wind-up Annuities, the terms of which were fixed at issue, and which were sold to corporate sponsors of terminated qualified defined benefit plans, and for which a premium deficiency reserve and an allowance for future losses based upon projected future cash flows had been established. Due to the significant decline in in-force business, at December 31, 2009 the remaining assets and liabilities of the Wind-up Annuities were consolidated into the Company's consolidated balance sheet on a line-by-line basis.

        The Company evaluates the need for an allowance for future losses quarterly; the process involved comparison of the current period's results of Wind-up Annuities to previous projections and re-estimation of future expected losses, if appropriate, to determine whether an adjustment was required. Investment and benefit cash flow projections were updated annually as part of the Company's annual planning process. If the Company's analysis in any given period indicates that an allowance for future losses was not necessary, any current period Wind-up Annuities' operating losses or earnings were recognized as (Losses) earnings from discontinued operations, net of income taxes in the consolidated statements of earnings. At December 31, 2009, no allowance for future losses was necessary based upon projections of reasonably assured future net investing and operating cash flows.

        The determination of projected future cash flows involved numerous estimates and subjective judgments regarding the expected performance of invested assets held for the Wind-up Annuities' business and the expected run-off of Wind-up Annuities liabilities. There can be no assurance the projected future cash flows will not differ from the cash flows ultimately realized. To the extent actual results or future projections of Wind-up Annuities are lower than management's current estimates and assumptions and result in operating losses not being offset by reasonably assured future net investing and operating cash flows, an allowance for future losses may be necessary. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, the establishment of a loss allowance liability may result.

        Summarized financial information for Wind-up Annuities follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                  2009(1)                2008
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        BALANCE SHEETS
        Fixed maturities, available for sale, at estimated fair value
          (amortized cost of $530.5 and $661.8)..............................  $      543.5         $      602.1
        Mortgage loans on real estate........................................         150.4                  1.2
        Equity real estate...................................................          92.2                162.2
        Other invested assets................................................          84.4                  1.3
                                                                              -----------------    -----------------
          Total investments..................................................         870.5                766.8
        Other assets.........................................................            .5                 77.1
                                                                              -----------------    -----------------
        Total Assets.........................................................  $      871.0         $      843.9
                                                                              =================    =================

        Policyholders liabilities............................................  $      705.1         $      723.4
        Other liabilities....................................................         165.9                120.5
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $      871.0         $      843.9
                                                                              =================    =================

        (1) Amounts are now included in the consolidated balance sheet at December 31, 2009 on a line-by-line basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        STATEMENTS OF EARNINGS
        Investment income (net of investment
          expenses of $10.2, $19.3 and $19.6)..............  $        60.0       $       64.0       $       64.9
        Investment (losses) gains, net:
          Total OTTI losses................................           (5.1)              (5.6)              (8.6)
          Portion of loss recognized in other
             comprehensive income..........................            -                  -                  -
                                                            -----------------   ----------------   -----------------
               Net impairment losses recognized............           (5.1)              (5.6)              (8.6)
          Other investment (losses) gains, net.............           (1.3)                .8                7.8
                                                            -----------------   ----------------   -----------------
                 Total investment losses, net..............           (6.4)              (4.8)               (.8)
                                                            -----------------   ----------------   -----------------
        Policy fees, premiums and other income.............           (2.8)                .1                 .2
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           50.8               59.3               64.3
                                                            -----------------   ----------------   -----------------

        Benefits and other deductions......................           69.2              101.7               80.0
        Losses charged to the
          allowance for future losses......................            -                  -                (15.6)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................          (18.4)             (42.4)               (.1)

        Income tax benefit ................................            8.7               14.9                -
                                                            -----------------   ----------------   -----------------

        Losses from Wind-up Annuities......................  $        (9.7)      $      (27.5)      $        (.1)
                                                            =================   ================   =================

17)     ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME

        Accumulated other comprehensive (loss) income represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Unrealized gains (losses) on investments........... $          9.2      $    (1,322.0)     $       122.3
        Defined benefit pensions plans.....................         (967.9)            (964.8)            (371.5)
        Impact of implementing new accounting guidance,
          net of taxes.....................................          (62.0)               -                  -
                                                            -----------------   ----------------   -----------------
        Total accumulated other
          comprehensive loss...............................       (1,020.7)          (2,286.8)            (249.2)
        Accumulated other comprehensive (income) loss
          attributable to noncontrolling interest..........          (15.0)              51.2              (18.7)
                                                            -----------------   ----------------   -----------------
        Accumulated Other Comprehensive Loss Attributable
          to AXA Equitable................................. $     (1,035.7)     $    (2,235.6)     $      (267.9)
                                                            =================   ================   =================

        The components of other comprehensive loss for the past three years follow:

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net unrealized gains (losses) on investments:
          Net unrealized gains (losses) arising during
            the period..................................... $      2,391.1      $    (2,533.5)     $      (357.8)
          (Gains) losses reclassified into net (loss)
            earnings during the period.....................         (164.9)              75.3               22.7
                                                            -----------------   ----------------   -----------------
        Net unrealized gains (losses) on investments.......        2,556.0           (2,608.8)            (380.5)
        Adjustments for policyholders liabilities,
            DAC and deferred income taxes..................       (1,224.8)           1,164.5              211.7
                                                            -----------------   ----------------   -----------------

        Change in unrealized gains (losses),
          net of adjustments...............................        1,331.2           (1,444.3)            (168.8)
        Change in defined benefits pension plans...........           (3.1)            (593.3)              78.0
                                                            -----------------   ----------------   -----------------
        Total other comprehensive income (loss),
          net of income taxes..............................        1,328.1           (2,037.6)             (90.8)
        Other comprehensive (income) loss
          attributable to noncontrolling interest..........          (66.2)              69.9               (9.8)
                                                            -----------------   ----------------   -----------------
        Other Comprehensive Income (Loss)
          Attributable to AXA Equitable.................... $      1,261.9      $    (1,967.7)     $      (100.6)
                                                            =================   ================   =================


18)     COMMITMENTS AND CONTINGENT LIABILITIES

        Debt Maturities
        ---------------

        At December 31, 2009, aggregate maturities of the long-term debt, including any current portion of long-term debt, based on required principal payments at maturity were none for 2010-2014 and $200.0 million thereafter.

        Leases
        ------

        The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2010 and the four successive years are $203.9 million, $205.2 million, $212.5 million, $218.8 million, $210.7 million and $2,243.3 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2010 and the four successive years is $8.4 million, $5.4 million, $4.0 million, $3.9 million, $3.6 million and $9.4 million thereafter.

        The Company has entered into capital leases for certain information technology equipment. Future minimum payments under non-cancelable capital leases for 2010 and the four successive years is $0.6 million, $0.5 million, $0.4 million, $0.2 million, $0.1 million and zero thereafter.

        Restructuring
        -------------

        As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009                2008               2007
                                                            ------------------  -----------------  ------------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.......................... $        59.6      $        30.7      $        18.3
        Additions  .........................................          79.1               67.9               24.9
        Cash payments ......................................        (111.5)             (33.8)             (10.8)
        Other reductions....................................          (6.9)              (5.2)              (1.7)
                                                            ------------------  -----------------  ------------------
        Balance, End of Year ............................... $        20.3      $        59.6      $        30.7
                                                            ==================  =================  ==================

        Guarantees and Other Commitments
        --------------------------------

        The Company provides certain guarantees or commitments to affiliates, investors and others. At December 31, 2009, these arrangements include commitments by the Company to provide equity financing of $615.1 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

        AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

        The Company had $59.8 million of undrawn letters of credit related to reinsurance at December 31, 2009. AXA Equitable had $56.8 million of commitments under existing mortgage loan agreements at December 31, 2009.

        In February 2002, AllianceBernstein signed a $125.0 million agreement with a commercial bank under which it guaranteed certain obligations of SCBL incurred in the ordinary course of its business in the event SCBL is unable to meet these obligations. During 2009, AllianceBernstein was not required to perform under the agreement and at December 31, 2009 had no liability outstanding in connection with the agreement.


19)     LITIGATION

        A putative class action entitled Eagan et al. v. AXA Equitable Life Insurance Company was filed in the District Court for the Central District of California in December 2006 against AXA Equitable as plan sponsor and fiduciary for an ERISA retiree health plan. The action was brought by two plan participants on behalf of all past and present employees and agents who received retiree medical benefits from AXA Equitable at any time after January 1, 2004, or who will receive such benefits in 2006 or later, excluding certain retired agents. Plaintiffs allege that AXA Equitable's adoption of a revised version of its retiree health plan in 1993 (the "1993 Plan") was not authorized or effective. Plaintiffs contend that AXA Equitable has therefore breached the retiree health plan by imposing the terms of the 1993 Plan on plaintiffs and other retirees. Plaintiffs allege that, even if the 1993 Plan is controlling, AXA Equitable has violated the terms of the retiree health plan by imposing health care costs and coverages on plaintiffs and other retirees that are not authorized under the 1993 Plan. Plaintiffs also allege that AXA Equitable breached fiduciary duties owed to plaintiffs and retirees by allegedly misrepresenting and failing to disclose information to them. The plaintiffs seek compensatory damages, restitution and injunctive relief prohibiting AXA Equitable from violating the terms of the applicable plan, together with interest and attorneys' fees. In March 2007, AXA Equitable filed a motion to dismiss. In July 2007, the plaintiffs filed an amended complaint that (i) redefined the scope of the class to now include all retired employee and independent contractor agents formerly employed by AXA Equitable who received medical benefits after December 1, 2000 or who will receive such benefits in the future, excluding certain retired agents, and (ii) eliminated the claim based on a breach of fiduciary duty and certain claims related to health care costs. In September 2007, AXA Equitable filed its answer to the amended complaint. In April 2008, the plaintiffs filed a motion for class certification. In January 2009, AXA Equitable filed a motion to dismiss the complaint for lack of subject matter jurisdiction, which was denied by the Court in February 2009. In March 2009, AXA Equitable stipulated to class certification relating to the imposition of a "cap" or "company contribution limit" on the amount it would contribute to retiree's health care costs. In June 2009, AXA Equitable filed an opposition to class certification of the claim in which plaintiffs allege that AXA Equitable improperly replaced certain health care options with purportedly inferior options. In December 2009, the Court denied the health care options class certification, allowing plaintiffs to replead. In January 2010, the plaintiffs filed a second amended complaint. The trial date is currently scheduled for June 2010.

        ALLIANCEBERNSTEIN LITIGATION

        Market Timing-Related Matters

        In October 2003, a purported class action complaint entitled HINDO, ET AL. V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against AllianceBernstein, AllianceBernstein Holding, AllianceBernstein Corporation, AXA Financial, certain investment company funds (the "U.S. Funds") distributed by AllianceBernstein Investments, Inc., a wholly-owned subsidiary of AllianceBernstein, the registrants and issuers of those funds, certain officers of AllianceBernstein (the "AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint alleges that certain defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of U.S. Fund securities, violating various securities laws.

        Following October 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various Federal and state courts against AllianceBernstein and certain other defendants. In September 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of AllianceBernstein Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of AllianceBernstein.

        In April 2006, AllianceBernstein and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which AllianceBernstein previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of AllianceBernstein Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

                       -----------------------------------

        Although the outcome of litigation generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the litigations described above involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of the Company. Management cannot make an estimate of loss, if any, or predict whether or not any of the litigations described above will have a material adverse effect on the Company's consolidated results of operations in any particular period.

        In addition to the type of matters described above, a number of lawsuits have been filed against life and health insurers in the jurisdictions in which AXA Equitable and its respective insurance subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. The resolution of the lawsuits alleging these and other claims in the past have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. AXA Equitable and AXA Life, like other life and health insurers, from time to time are involved in such litigations. Some of these actions and proceedings filed against AXA Equitable and its subsidiaries have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.


20)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under the applicable states' insurance law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholders not exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than $311.6 million during 2010. Payment of dividends exceeding this amount requires the insurer to file notice of its intent to declare such dividends with the Superintendent who then has 30 days to disapprove the distribution. For 2009, 2008 and 2007, the Insurance Group statutory net income (loss) totaled $1,782.9 million, $(1,074.8) million and $605.8 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $3,838.0 million and $3,588.1 million at December 31, 2009 and 2008, respectively. In 2007, AXA Equitable paid $600.0 million in shareholder dividends; no dividends were paid in 2009 and 2008.

        At December 31, 2009, AXA Equitable, in accordance with various government and state regulations, had $84.4 million of securities on deposit with such government or state agencies.

        In fourth quarter 2008, AXA Equitable issued two $500.0 million surplus notes to AXA Financial. The notes, both of which mature on December 1, 2018, have a fixed interest rate of 7.1%. The accrual and payment of interest expense and the payment of principal related to surplus notes require approval from the New York State Insurance Department ("the NYID"). Interest expense in 2010 will approximate $71.0 million.

        At December 31, 2009 and for the year then ended, there were no differences in net income and capital and surplus resulting from practices prescribed and permitted by NYID and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2009.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AllianceBernstein and AllianceBernstein Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP; (g) the provision for future losses of the discontinued Wind-Up Annuities business is only required under U.S. GAAP; (h) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (i) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (j) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (k) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting.

        The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by NYID laws and regulations with net earnings and equity on a U.S. GAAP basis.

                                                                  2009               2008                2007
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and
          capital stock.................................... $        (39.1)     $    (3,414.3)     $        71.7
        Change in AVR......................................          288.9             (808.4)            (167.2)
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and AVR..........................................          249.8           (4,222.7)             (95.5)
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (5,995.3)               3.2              415.1
          DAC..............................................          860.4           (2,089.9)             620.1
          Deferred income taxes............................        1,167.0           (4,116.6)            (677.8)
          Valuation of investments.........................         (659.3)           3,695.4                2.8
          Valuation of investment subsidiary...............         (578.9)           5,046.4              461.7
          Change in fair value of GMIB
             reinsurance contracts.........................       (2,565.9)           1,566.8                6.9
          Pension adjustment..............................            17.0            1,389.7                -
          Premiums and benefits ceded to AXA Bermuda......         5,540.8            2,846.7                -
          Issuance of surplus notes.......................             -             (1,000.0)               -
          Shareholder dividends paid......................             -                  -                600.0
          Changes in non-admitted assets...................           29.5              136.9               19.4
          Other, net.......................................          (32.4)             (12.6)            (150.3)
          U.S. GAAP adjustments for Wind-up Annuities .....         (195.5)             (16.7)              31.2
                                                            -----------------   ----------------   -----------------
        U.S. GAAP Net (Loss) Earnings ..................... $     (2,162.8)     $     3,226.6      $     1,233.6
                                                            =================   ================   =================

                                                                                  DECEMBER 31,
                                                            ---------------------------------------------------------
                                                                  2009               2008                2007
                                                            -----------------   ----------------   ------------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................ $      3,115.9      $     3,155.0      $     6,569.3
        AVR................................................          722.0              433.1            1,242.7
                                                            -----------------   ----------------   ------------------
        Statutory surplus, capital stock and AVR...........        3,837.9            3,588.1            7,812.0
        Adjustments:
          Future policy benefits and policyholders'
             account balances..............................       (1,463.6)          (1,487.3)          (2,270.2)
          DAC..............................................        7,745.2            7,482.0            9,019.3
          Deferred income taxes............................       (3,704.9)          (4,585.1)          (1,089.3)
          Valuation of investments.........................          672.8           (2,312.5)             457.1
          Valuation of investment subsidiary...............       (1,018.9)             588.1           (4,458.3)
          Fair value of GMIB reinsurance contracts.........        2,255.8            4,821.7              124.7
          Deferred cost of insurance ceded
             to AXA Bermuda................................        3,177.5            3,495.8                -
          Non-admitted assets..............................        1,036.2            1,144.0            1,014.5
          Issuance of surplus notes........................       (1,524.9)          (1,524.9)            (524.8)
          Other, net.......................................         (152.2)             141.3               76.0
          U.S. GAAP adjustments for Wind-up Annuities......            -                 12.4                1.5
                                                            -----------------   ----------------   ------------------
        U.S. GAAP Total AXA Equitable Equity............... $     10,860.9      $    11,363.6      $    10,162.5
                                                            =================   ================   ==================

21)     BUSINESS SEGMENT INFORMATION

        The following tables reconcile segment revenues and earnings from continuing operations before income taxes to total revenues and earnings as reported on the consolidated statements of earnings and segment assets to total assets on the consolidated balance sheets, respectively.

                                                                  2009               2008               2007
                                                            -----------------   ----------------  ------------------
                                                                                 (IN MILLIONS)

       SEGMENT REVENUES:
       Insurance..........................................   $       336.3       $    15,075.4     $     6,903.3
       Investment Management (1)..........................         2,941.7             3,542.7           4,561.8
       Consolidation/elimination..........................           (36.0)              (76.5)            (91.4)
                                                            -----------------   ----------------  ------------------
       Total Revenues.....................................   $     3,242.0       $    18,541.6     $    11,373.7
                                                            =================   ================  ==================

        (1) Intersegment investment advisory and other fees of approximately $55.6 million, $93.3 million and $128.9 million for 2009, 2008 and 2007, respectively, are included in total revenues of the Investment Management segment.

       SEGMENT (LOSS) EARNINGS FROM CONTINUING                    2009                2008               2007
          OPERATIONS BEFORE INCOME TAXES:                   -----------------   -----------------  -----------------
                                                                                   (IN MILLIONS)

       Insurance..........................................   $    (3,665.7)     $     4,453.8      $     1,278.0
       Investment Management..............................           588.7              932.2            1,400.5
       Consolidation/elimination..........................            (1.7)               (.4)               -
                                                            -----------------   -----------------  -----------------
       Total (Loss) Earnings from Continuing Operations
          before Income Taxes.............................   $    (3,078.7)     $     5,385.6      $     2,678.5
                                                            =================   =================  =================

                                                                                     DECEMBER 31,
                                                                    ------------------------------------------------
                                                                             2009                     2008
                                                                    -----------------------   ----------------------
                                                                                     (IN MILLIONS)
       SEGMENT ASSETS:
       Insurance..........................................            $    139,202.3           $    123,757.3
       Investment Management..............................                  10,770.7                 12,520.2
       Consolidation/elimination..........................                     (68.6)                   (11.2)
                                                                    -----------------------   ----------------------
       Total Assets.......................................            $    149,904.4           $    136,266.3
                                                                    =======================   ======================

        In accordance with SEC regulations, securities with a fair value of $947.9 million and $2,547.9 million have been segregated in a special reserve bank custody account at December 31, 2009 and 2008, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under Rule 15c3-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

22)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 2009 and 2008 are summarized below:

                                                                    THREE MONTHS ENDED
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        2009
        ----
        Total Revenues................ $      1,320.3     $     (1,033.8)     $     1,685.1        $     1,270.4
                                       =================  =================   ==================   ==================

        Loss from Continuing
          Operations, Net of Income
          Taxes....................... $       (315.4)    $     (1,347.4)     $      (140.6)       $      (362.1)
                                       =================  =================   ==================   ==================

        Net Loss, Attributable to
          AXA Equitable............... $       (310.3)    $     (1,343.9)     $      (145.1)       $      (363.5)
                                       =================  =================   ==================   ==================

        2008
        ----
        Total Revenues................ $      3,782.6     $      2,401.3      $     3,377.7        $     8,980.0
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations, Net of
          Income Taxes................ $        595.6     $        505.1      $        91.6        $     2,032.8
                                       =================  =================   ==================   ==================

        Net Earnings, Attributable to
          AXA Equitable............... $        607.4     $        510.6      $        96.6        $     2,012.0
                                       =================  =================   ==================   ==================

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits.

         (a) The following Financial Statements are included in Part B of the Registration Statement:

               The financial statements of AXA Equitable Life Insurance Company Separate Account No. 45 and Separate Account No. 49 are included in the Statements of Additional Information.

         (b) Exhibits.

         The following exhibits correspond to those required by paragraph (b) of item 24 as to exhibits in Form N-4:

         1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

         2.   Not applicable.

         3. (a) Form of Distribution Agreement among Equitable Distributors, Inc., Separate Account Nos. 45 and 49 and The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (b) Form of Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of certain separate accounts and Equitable Distributors, Inc., previously filed with this Registration Statement, File No. 333-05593 on May 1, 1998.

              (c) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 333-05593 on June 10, 1996.

              (d) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

              (e) Distribution Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, previously filed with this Registration Statement, File No. 333-05593, on April 25, 2001.

              (f) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(h) to the Registration Statement on Form N-4, File No. 2-30070, filed
                   April 19, 2004.

              (g) First Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(i) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (h) Second Amendment to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Exhibit 3(j) to the Registration Statement on Form N-4, File No. 2-30070, filed April 19, 2004.

              (i) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC, and AXA Distributors Insurance Agency of Massachusetts, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (j) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC, previously filed with this Registration Statement, File No. 333-05593, on April 20, 2005.

              (k) First Amendment to Distribution Agreement dated as of January 1, 1998 among The Equitable Life Assurance Society of the United States for itself and as depositor on behalf of the Equitable Life Separate Accounts more particularly described in the Distribution Agreement and Equitable Distributors, Inc. incorporated herein by reference to
                   Exhibit 3(j) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (l) Third Amendment to General Agent Sales Agreement dated as of
                   January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Exhibit 3(k) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (m) Fourth Amendment to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to
                   Exhibit 3(l) to the Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (n) Fifth Amendment, dated as of November 1, 2006, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 4(p), filed on April 24, 2007.

               (o) Sixth Amendment, dated as of February 15, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(q), filed on April 20, 2009.

               (p) Seventh Amendment, dated as of February 15, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(r), filed on April 20, 2009.

               (q) Eighth Amendment, dated as of November 1, 2008, to General
                   Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 2-30070) to Exhibit 3(s), filed on April 20, 2009.

         4. (a) Form of group annuity contract no. 1050-94IC, incorporated herein by reference to Exhibit 4(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b) Forms of group annuity certificate nos. 94ICA and 94ICB, incorporated herein by reference to Exhibit 4(b) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (c) Forms of data pages no. 94ICA/BIM (IRA) and (NQ),
                  incorporated herein by reference to Exhibit 4(d) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (d) Forms of data pages for Rollover IRA, IRA Assured Payment
                  Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), incorporated herein by reference to Exhibit 4(f) to the Registration Statement on Form N-4 (File No. 33-83750), filed August 31, 1995.

              (e) Forms of data pages for Rollover IRA, IRA Assured Payment
                  Option Plus and Accumulator, incorporated herein by reference to Exhibit 4(g) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (f) Forms of data pages for the Rollover IRA, previously filed with this Registration Statement No. 333-05593 on June 10,
                  1996.

              (g) Forms of data pages for Accumulator and Rollover IRA,
                  previously filed with this Registration Statement No. 333-05593 on October 9, 1996.

              (h) Forms of data pages for Accumulator-IRA and
                  Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (i) Forms of data pages for Accumulator-IRA and Accumulator-NQ, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (j) Form of endorsement No. 98ENJONQI to Contract Form
                  No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement
                  No. 333-05593 on December 31, 1997.

              (k) Form of endorsement No. 98Roth to Contract Form No. 1050-94IC and the Certificates under the Contract, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (l) Form of endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, incorporated herein by reference to Exhibit 4(e) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (m) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, incorporated herein by reference to Exhibit 4(c) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (n) Form of Guaranteed Minimum Income Benefit Endorsement to
                  Contract Form No. 10-50-94IC and the Certificates under the Contract, incorporated herein by reference to Exhibit 4(h) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (o) Forms of data pages for the Accumulator, previously filed with this Registration Statement No. 333-05593 on June 10,
                  1996.

              (p) Form of Custodial Owned Roth IRA endorsement no. 98COROTH to
                  Contract No. 1050-94IC, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (q) Form of Defined Benefit endorsement no. 98ENDBQPI to
                  Contract No. 1050-94IC, incorporated herein by reference to
                  Exhibit 4 (j) to the Registration Statement on Form N-4 (File No. 333-31131), filed May 1, 1998.

              (r) Form of Guaranteed Interest Account endorsement no.
                  98ENGIAII, and data pages 94ICA/B, previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (s) Form of data pages for Equitable Accumulator TSA,
                  previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (t) Form of Endorsement Applicable to TSA Certificates,
                  previously filed with this Registration Statement, File No. 333-05593 on May 22, 1998.

              (u) Form of data pages for Equitable Accumulator (IRA, NQ, QP and
                  TSA), previously filed with this Registration Statement, File No. 333-05593 on November 30, 1998.

              (v) Form of data pages (as revised), for Equitable Accumulator
                  (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (w) Form of Endorsement No. 98 ENIRAI to Contract No. 1050-94IC
                  and the Certificate under the Contract, previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (x) Forms of data pages for Equitable Accumulator Flexible
                  Premium IRA and Flexible Premium Roth IRA, previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

              (y) Form of data pages for Equitable Accumulator Contracts (NQ,
                  QP and TSA), previously filed with this Registration Statement, File No. 333-05593 on April 30, 1999.

              (z) Form of data pages for the new version of Equitable
                  Accumulator previously filed with this Registration Statement, File No. 333-05593 on Form N-4 on November 23, 1999.

           (a)(a) Form of Endorsement (Form No. 2000 ENIRAI-IM) to be used with IRA certificates, previously filed with this Registration Statement No. 333-05593 on Form N-4 on April 25, 2000.

           (b)(b) Form of Endorsement applicable to Roth IRA Contracts Form No. IM-ROTHBCO-1 previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (c)(c) Revised Form of Endorsement applicable to IRA Certificates, Form No. 2000ENIRAI-IM previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (d)(d) Form of Endorsement applicable to Non-Qualified
                  Certificates, Form No. 99ENNQ-G previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (e)(e) Form of Optional Death Benefit Rider, Form No. 2000 PPDB previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (f)(f) Revised Form of Data Pages for Equitable Accumulator (Rollover IRA, Roth Conversion, NQ, QP-Defined Contribution, QP-Defined Benefit, TSA) previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (g)(g) Form of Amendment to Certificate Form No. 941CB, Form No. 2000 BENE-G previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (h)(h) Form of Endorsement (No. 2001 ENJONQ) applicable to Non-Qualified Certificates previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

           (i)(i) Form of Data Pages for Accumulator, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (j)(j) Form of Data Pages, Form No. 94ICA/B, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (k)(k) Form of Endorsement applicable to Fixed Maturity
                  Options, Form No. 2002FMO, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (l)(l) Form of Optional Death Benefit Rider, Form No. 2002PPDB, previously filed with this Registration Statement
                  File No. 333-05593 on December 20, 2001.

           (m)(m) Form of Guaranteed Minimum Income Benefit Rider,
                  Form No. 2002GMIB, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (n)(n) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% or AR, previously filed with this Registration Statement File No. 333-05593 on December 20, 2001.

           (o)(o) Form of Guaranteed Minimum Death Benefit Rider,
                  Form No. 2002GMDB-6% Rollup, previously filed with this Registration Statement File No. 333-05593 on
                  December 20, 2001.

           (p)(p) Form of Guaranteed Death Benefit Rider, Form No. 2002GMDB-AR, previously filed with this Registration Statement
                  File No. 333-05593 on December 20, 2001.

           (q)(q) Form of Data Page for Accumulator, Form No. 2002DPCore previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

           (r)(r) Form of Data Pages, Form No. 2002DP incorporated herein by reference to Exhibit 4(j)(j) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (s)(s) Form of Endorsement for Accumulator Form No. 2002EGTRRA incorporated herein by reference to Exhibit 4(k)(k) to the Registration Statement (File No. 333-31131), filed
                  March 8, 2002.

           (t)(t) Form of Endorsement applicable to guaranteed interest special dollar cost averaging Form No. 2002SDCA previously filed with this Registration Statement, (File No. 333-05593) on March 8, 2002.

           (u)(u) Form of Endorsement applicable to fixed maturity options, Form No. 2002FMO incorporated herein by reference to Exhibit 4(m)(m) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (v)(v) Form of Protection Plus Optional Death Benefit Rider, Form. No. 2002PPDB incorporated herein by reference to Exhibit 4(n)(n) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (w)(w) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6%orAR incorporated herein by reference to
                  Exhibit 4(o)(o) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (x)(x) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to
                  Exhibit 4(p)(p) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (y)(y) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-AR, incorporated herein by reference to Exhibit 4(q)(q) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (z)(z) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMDB-6% Rollup, incorporated herein by reference to
                  Exhibit 4(r)(r) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (a)(b) Form of Guaranteed Minimum Death Benefit Rider, Form No. 2002GMIB, incorporated herein by reference to Exhibit 4(s)(s) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

           (a)(c) Form of Endorsement (No. 2002 NQBCO) applicable to non-qualified contract/certificates with beneficiary continuation option. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(d) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), annual ratchet to age 85. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(e) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% Rollup), [6%] Rollup to age 85. Filed with this Registration File No. 333-05593 on April 24, 2003.

           (a)(f) Form of Guaranteed Minimum Death Benefit Rider (No. 2002 GMDB-6% or AR) greater of [6%] Rollup to Age [85] GMDB or Annual Ratchet to age [85] GMDB. Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(g) Form of Guaranteed Minimum Income Benefit Rider (also known as the Living Benefit) (No. 2002 GMIB). Filed with this Registration Statement File No. 333-05593 on April 24, 2003.

           (a)(h) Form of Protection Plus Optional Death Benefit Rider (No. 2002 PPDB). Filed with this Registration Statement
                  File No. 333-05593 on April 24, 2003.

           (a)(i) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-RUorAR) Greater of [5%] Rollup to age [85] GMDB or Annual Ratchet to Age [85] GMDB. Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(j) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB-AR) Annual Ratchet to Age [85]. Filed with this Registration Statement File No. 333-05593 on
                  May 8, 2003.

           (a)(k) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(l) Form of Protection Plus Optional Death Benefit Rider (No. 2003PPDB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(m) Form of Enhanced Guaranteed Principal Benefit ("Enhanced GPB") Rider (No. 2003 GPB). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(n) Form of Spousal Protection Rider applicable to
                  [Non-Qualified][Certificate/Contract]s (No. 2003 SPPRO). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(o) Form of Data Pages (No. 2003 DPTOBCO). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(p) Form of Data Pages (No. 2003DP). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(q) Form of Data Pages (No. 2003 DPCORE). Filed with this Registration Statement File No. 333-05593 on May 8, 2003.

           (a)(r) Form of Guaranteed Withdrawal Benefit ("GWB") Rider
                  (No. 2004 GWB-A). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(s) Form of Guaranteed  Withdrawal Benefit ("GWB") Rider
                  (No. 2004 GWB-B). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(t) Form of Data Pages (2004DPGWB). Filed with this Registration Statement File No. 333-05593 on May 3, 2004.

           (a)(u) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

           (a)(v) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

           (a)(w) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-A1 (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

           (a)(x) Form of Guaranteed Withdrawal Benefit ("GWB") Rider [also known as "Principal Protector"] (2004GWB-B1 (rev 2/05)). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

           (a)(y) Form of Change of Ownership Endorsement (2004COO). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

           (a)(z) Form of Endorsement Applicable to TSA Contracts (2004TSA). Filed with this Registration Statement File No. 333-05593 on April 20, 2005.

        (a)(a)(a) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 NLG) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

        (b)(b)(b) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2003 GMIB revised 11/05 OPR) (also known as the Living Benefit). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

        (c)(c)(c) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider (No. 2003 GMDB revised 11/05 OPR) (Greater of 6% Roll up to Age 85 GMDB or Annual Ratchet to Age 85 GMDB). Filed with this Registration Statement File No. 333-05593 on October 14, 2005.

        (d)(d)(d) Form of flexible premium deferred fixed and variable annuity contract No. 2006BASE-I-B. Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (e)(e)(e) Form of flexible premium deferred fixed and variable annuity contract (No. 2006BASE-I-A). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (f)(f)(f) Form of Data Page (No. 2006GWB DP). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (g)(g)(g) Form of Data Page (No. 2006DP). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (h)(h)(h) Form of Data Page (No. 2006DPTOBCO). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (i)(i)(i) Form of Endorsement (No. 2006TSA-GWB). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (j)(j)(j) Form of Endorsement (No. 2006CRT). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (k)(k)(k) Form of Endorsement (No. 2006FMO). Filed with the Registration Statement File No. 333-05593 on June 14, 2006.

        (l)(l)(l) Form of Endorsement (No. 2006IRA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (m)(m)(m) Form of Endorsement (No. 2006IRA-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (n)(n)(n) Form of Endorsement (No. 2006NQ-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (o)(o)(o) Form of Endorsement (No. 2006NQ-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (p)(p)(p) Form of Endorsement (No. 2006QP-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (q)(q)(q) Form of Endorsement (No. 2006QP-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (r)(r)(r) Form of Endorsement (No. 2006ROTH-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (s)(s)(s) Form of Endorsement (No. 2006ROTH-GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (t)(t)(t) Form of Endorsement (No. 2006TSA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (u)(u)(u) Form of Endorsement (No. 2006INHIRA-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (v)(v)(v) Form of Endorsement (No. 2006INHROTH-ACC). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (w)(w)(w) Form of Rider (No. 2006GWB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (x)(x)(x) Form of Rider (No. 2006EEB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (y)(y)(y) Form of Rider (No. 2006GMAB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (z)(z)(z) Form of Rider (No. 2006GMDB-AR). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(b) Form of Rider (No. 2006GMDB-GR). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(c) Form of Rider (No. 2006GMDBOPR). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(d) Form of Rider (No. 2006GMIB). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(e) Form of Rider (No. 2006GMIBOPR). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(f) Form of Data Page (No. 2006DPCore). Filed with this Registration Statement File No. 333-05593 on June 14, 2006.

        (a)(a)(g) Form of Data Page for Individual Fixed and Variable Annuity (2007DP). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(h) Form of Data Page for Individual Fixed and Variable Annuity (2007GWBL DP). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(i) Form of Data Page for Individual Fixed and Variable Annuity (2007DPTOBCO). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(j) Form of Contract for Individual Fixed and Variable Annuity (2007DPCore). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(k) Form of Contract for Individual Fixed and Variable Annuity (2007DPSelect). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(l) Form of Contract for Individual Fixed and Variable Annuity (2007DPPlus). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(m) Form of Contract for Individual Fixed and Variable Annuity (2007DPElite). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(n) Form of Rider for Individual Fixed and Variable Annuity (2007GMIB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(o) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(p) Form of Rider for Individual Fixed and Variable Annuity (2007GMIBOPR-R). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(q) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-6). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(r) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-GR-3). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(s) Form of Rider for Individual Fixed and Variable Annuity (2007GMDBOPR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(t) Form of Rider for Individual Fixed and Variable Annuity (2007GMDB-AR). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(u) Form of Rider for Individual Fixed and Variable Annuity (2006GWB - rev 5-07 NQ). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(v) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-ACC). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(w) Form of Endorsement for Individual Fixed and Variable Annuity (2007DB-GWB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(x) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-ACC). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(y) Form of Endorsement for Individual Fixed and Variable Annuity (2007NQ-GWB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(a)(z) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-ACC-rev 5-07). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(a) Form of Endorsement for Individual Fixed and Variable Annuity (2006IRA-GWB - rev 5-07). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(b) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-ACC - rev 5-07). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(c) Form of Endorsement for Individual Fixed and Variable Annuity (2006ROTH-GWB - rev 5-07). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(d) Form of Endorsement for Individual Fixed and Variable Annuity (2007MMDCA). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(e) Form of Endorsement for Individual Fixed and Variable Annuity (2007COO). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(f) Form of Endorsement for Individual Fixed and Variable Annuity (2007PREDB). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

        (a)(b)(g) Form of Guaranteed Withdrawal Benefit (("GWB") (rev0208)). Filed with this Registration Statement File No. 333-05593 on October 15, 2007.

        (a)(b)(h) Form of Data Page Rider for Individual Fixed and Variable Annuity (2007GWBL DP (rev 0208)) previously filed with this Registration Statement File No. 333-05593 on April 23, 2008.

        (a)(b)(i) Form of Guaranteed Withdrawal Benefit for Life ("GWBL") Rider (No. 2008GWBL), incorporated herein by reference to
                  Exhibit 4 (a) (b) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(j) Form of Memorandum of Variable Material for Rider Form Nos. 2008GWBL and 2008GMIB and Endorsement 2008ADOPT, incorporated herein by reference to Exhibit 4 (a) (b) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(k) Form of Data Pages (No. 2008DP), incorporated herein by reference to Exhibit 4 (a) (b) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(l) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Withdrawal Benefit for Life ("GWBL") or Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2008ADOPT), incorporated herein by reference to Exhibit 4
                  (a) (b) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(m) Form of Guaranteed Minimum Death Benefit Rider w/ Optional Reset (GMBD) (No. 2008GMDBOPR), incorporated herein by reference to Exhibit 4 (a) (b) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(n) Form of Guaranteed Minimum Death Benefit Rider (GMDB) (No. 2008 GMDBSA), incorporated herein by reference to Exhibit 4
                  (a) (b) (w) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(o) Form of Guaranteed Minimum Income Benefit ("GMIB") Rider with Optional Reset of [6% / 6.5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (No. 2008GMIB), incorporated herein by reference to Exhibit 4 (a) (b) (x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(p) Form of Endorsement Applicable to Credits Applied to Annuity Account Value (No. 2008TRBNS), incorporated herein by reference to Exhibit 4 (a) (b) (y) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(q) Form of Endorsement Applicable to the Deferment Provision (No. 2008DEFER), incorporated herein by reference to Exhibit 4 (a) (b) (z) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(r) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-ACC), incorporated herein by reference to Exhibit 4
                  (a) (c) (a) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(s) Form of Endorsement Applicable to Custodial Contracts (No. 2008IRA-CSTDL-NS), incorporated herein by reference to
                  Exhibit 4 (a) (c) (b) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(t) Form of Endorsement Applicable to IRA Contracts (No. 2008IRA-GWB), incorporated herein by reference to Exhibit 4
                  (a) (c) (c) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(u) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-ACC), incorporated herein by reference to Exhibit 4
                  (a) (c) (d) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(v) Form of Endorsement Applicable to ROTH-IRA Contracts (No. 2008ROTH-GWB), incorporated herein by reference to Exhibit 4
                  (a) (c) (e) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(w) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-ACC), incorporated herein by reference to Exhibit 4 (a) (c) (f) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(x) Form of Endorsement Applicable to SEP-IRA Contracts (No. 2008SEPIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (g) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(y) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-ACC), incorporated herein by reference to Exhibit 4 (a) (c) (h) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(b)(z) Form of Endorsement Applicable to Simple IRA Contracts (No. 2008SIMIRA-GWB), incorporated herein by reference to Exhibit 4 (a) (c) (i) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(c)(a) Form of Non-Spousal Beneficiary Continuation Option (BCO) Tax-Qualified Retirement Plan Funds Direct Rollover to Traditional IRA Endorsement (No. 2008TQNSBCO), incorporated herein by reference to Exhibit 4 (a) (c) (j) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(c)(b) Form for use with Certificate Form No. 2006BASEA/2006BASEB or Contract Form No. 2006BASE-I-A/2006BASE-I-B (Depending on Jurisdiction) Marketed as AXA Equitable's "Accumulator Series 08" ("Accumulator", "Accumulator Select", "Accumulator Plus" and "Accumulator Elite", incorporated herein by reference to Exhibit 4 (a) (c) (k) to the Registration Statement (File No. 333-64749) on Form N-4 filed on August 20, 2008.

        (a)(c)(c) Form of Data Pages (No. 2008DPBCO - INH/NSDR), previously filed with this Registration Statement File No. 333-05593 on August 22, 2008.

        (a)(c)(d) Form of Data Pages (No. 2008DPCore), previously filed with this Registration Statement File No. 333-05593 on August 22, 2008.

        (a)(c)(e) Form of Endorsement Applicable to the Right to Add an Optional Guaranteed Minimum Income Benefit ("GMIB") Rider (No. 2009ADOPT), incorporated herein by reference to Exhibit 4 (a)
                  (c) (o) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(f) Form of Endorsement Applicable to Investment Options
                  (Form No. 2009GOA), incorporated herein by reference to
                  Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(g) Form of Endorsement Applicable to GWBL Maturity Date Annuity Benefit (Form No. 2009GWBLMD), incorporated herein by reference to Exhibit 4 (a) (c) (r) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(h) Form of Endorsement Applicable to Section 6.02, "Payment Upon Death" (Form No. 2009DBENDO), incorporated herein by reference to Exhibit 4 (a) (c) (s) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(i) Form of Guaranteed Minimum Death Benefit ("GMDB") Rider Annual Ratchet to Age [85] (Form No. 2009GMDBAR), incorporated herein by reference to Exhibit 4 (a) (c) (t) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(j) Form of Guaranteed Minimum Death Benefit Rider (Form No. 2009GMDBOPR), incorporated herein by reference to Exhibit 4
                  (a) (c) (u) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(k) Form of Guaranteed Minimum Income Benefit("GMIB") Rider with Optional Reset of [5%] Roll Up to Age [85] GMIB Benefit Base and Guaranteed Withdrawal Benefit for Life Conversion Benefit (Form No. 2009GMIB), incorporated herein by reference to
                  Exhibit 4 (a) (c) (v) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(l) Form of Endorsement Applicable to Guaranteed Interest Special Dollar Cost Averaging (Form No. 2009SDCA), previously filed with this Registration Statement No. 333-05593 on May 14, 2009.

        (a)(c)(m) Form of Data Pages, (Form No. 2009DPCore), previously filed with this Registration Statement No. 333-05593 on May 14, 2009.

        (a)(c)(n) Form of Data Pages (Form No. 2009DPWVR), incorporated herein by reference to Exhibit 4 (a) (c) (x) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

        (a)(c)(o) Form of Data Pages (Form No. 2009DP), incorporated herein by reference to Exhibit 4 (a) (c) (p) to the Registration Statement (File No. 333-64749) on Form N-4 filed on May 13, 2009.

       5.     (a) Forms of application used with the IRA, NQ and Fixed Annuity
                  Markets, incorporated herein by reference to Exhibit 5(a) to the Registration Statement on Form N-4 (File No. 33-83750), filed February 27, 1998.

              (b) Forms of Enrollment Form/Application for Rollover IRA,
                  Choice Income Plan and Accumulator, incorporated herein by reference to Exhibit 5(b)(i) to the Registration Statement on Form N-4 (File No. 33-83750), filed April 23, 1996.

              (c) Form of Enrollment Form/Application for Equitable
                  Accumulator, previously filed with this Registration Statement No. 333-05593 on April 30, 1997.

              (d) Form of Enrollment Form/Application for Equitable
                  Accumulator, previously filed with this Registration Statement No. 333-05593 on December 31, 1997.

              (e) Form of Enrollment Form/Application for Equitable Accumulator
                  (IRA, NQ AND QP), previously filed with this Registration Statement No. 333-05593 on May 1, 1998.

              (f) Form of Enrollment Form/Application for Equitable Accumulator
                  (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on May 22, 1998.

              (g) Form of Enrollment Form/Application for Equitable Accumulator
                  (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on November 30, 1998.

              (h) Form of Enrollment Form/Application (as revised) for
                  Equitable Accumulator (IRA, NQ, QP and TSA), previously filed with this Registration Statement No. 333-05593 on December 28, 1998.

              (i) Form of Enrollment Form/Application for Equitable Accumulator
                  (IRA, NQ, QP and TSA), previously filed with this Registration Statement File No. 333-05593 on April 30, 1999.

              (j) Form of application for Accumulator, Form No. 2002App01, incorporated herein by reference to Exhibit 5(h) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

              (k) Form of application for Accumulator, Form No. 2002App02, incorporated herein by reference to Exhibit 5(i) to the Registration Statement (File No. 333-31131), filed March 8, 2002.

              (l) Form of application for Accumulator(R), Form No. 2004App02, filed with this Registration Statement File No. 333-05593 on April 20, 2006.

              (m) Form of Application (No. 2006 App 02). Filed with this
                  Registration Statement File No. 333-05593 on June 14, 2006.

              (n) Form of Application (No. 2006 App 01). Filed with this
                  Registration Statement File No. 333-05593 on June 14, 2006.

              (o) Form of Application for Accumulator (2007APP 01). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

              (p) Form of Application for Accumulator (2007APP 02). Filed with this Registration Statement File No. 333-05593 on January 30, 2007.

              (q) Form of Application for Accumulator (R), Form No. 2008 App
                  01 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.

              (r) Form of Application for Accumulator (R), Form No. 2008 App
                  02 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on August 22, 2008.


              (s) Form of Application for Accumulator(R), Form No. 2009
                  App 01 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on May 14, 2009.

              (t) Form of Application for Accumulator(R), Form No. 2009
                  App 02 C, previously filed with this Registration Statement (File No. 333-05593) on Form N-4 filed on May 14, 2009.

         6. (a) Restated Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

              (b) By-Laws of Equitable, as amended November 21, 1996,
                  previously filed with this Registration Statement No. 333-05593 on March 6, 1997.

              (c) By-Laws of AXA Equitable, as amended September 7, 2004, filed with this Registration Statement File No. 333-05593.

              (d) Restated Charter of AXA Equitable, as amended December 6,
                  2004, incorporated herein by reference to Exhibit No. 3.2 to Form 10-K, (File No. 000-20501), filed on March 31, 2005.

         7. Form of Reinsurance Agreement between Reinsurance Company and The Equitable Life Assurance Society of the United States previously filed with this Registration Statement File No. 333-05593 on April 25, 2001.

         8. (a) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc., (now AXA Advisors, LLC) incorporated by reference to the Registration Statement of EQ Advisors Trust on Form N-1A. (File Nos. 333-17217 and 811-07953). Filed
                  August 28, 1997.

              (b) Form of Participation Agreement among AXA Premier VIP Trust,
                  Equitable Distributors, Inc., AXA Distributors, LLC, and AXA Advisors, LLC, previously filed with this Registration Statement File No. 333-60730 on December 5, 2001.

              (c) Form of Participation Agreement among The Equitable Life
                  Assurance Society of the United States, The Universal Institutional Funds, Inc. and Morgan Stanley Investment Management Inc., incorporated herein by reference to Exhibit No. 1-A(9)(d) to Registration Statement on Form S-6, File No. 333-17641, filed on October 8, 2002.

              (d) Form of Participation Agreement among BARR Rosenberg
                  Variable Insurance Trust, BARR ROSENBERG FUNDS DISTRIBUTOR, INC., AXA ROSENBERG INVESTMENT MANAGEMENT LLC, and the Equitable Life Assurance Company of the United States, previously filed with this Registration Statement, File No. 333-81501 on Form N-4, on August 5, 2003.

              (e) Form of Participation Agreement among EQ Advisors Trust,
                  Equitable, AXA Distributors LLC and AXA Advisors, LLC, incorporated herein by reference to Exhibit 23.(h)(4)(ix) to Post-Effective Amendment No. 27 to Registration Statement on Form N-1A to the Registration Statement of EQ Advisors Trust on Form N-1A (File Nos. 333-17217 and 811-07953), filed on January 15, 2004.

         9. (a) Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 333-05593 on April 30, 1998.

              (b) Opinion and Consent of Robin Wagner, Esq., Vice President
                  and Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement, File No. 333-05593 on November 23, 1999.

              (c) Opinion and Consent of Dodie Kent, Esq., Vice President and
                  Associate General Counsel of AXA Equitable, as to the legality of the securities being registered previously filed with this Registration Statement, File No. 333-05593 on April 20, 2006.

              (d) Opinion and Consent of Dodie Kent, Esq., Vice President and
                  Associate General Counsel of AXA Equitable, as to the legality of the securities being registered previously filed with this Registration Statement, File No. 333-05593 on April 23, 2008.

              (e) Opinion and Consent of Dodie Kent, Esq., Vice President and
                  Associate General Counsel of AXA Equitable, as to the legality of the securities being registered previously filed with this Registration Statement, File No. 333-05593 on April 23, 2009.

              (f) Opinion and Consent of Dodie Kent, Esq., Vice President and
                  Associate General Counsel of AXA Equitable, as to the legality of the securities being registered previously filed with this Registration Statement, File No. 333-05593 on May 14, 2009.

              (g) Opinion and Consent of Dodie Kent, Esq., Vice President and
                  Associate General Counsel of AXA Equitable, as to the legality of the securities being registered is filed herewith.

     10.  (a)     Consent of PricewaterhouseCoopers LLP is filed herewith.

          (b)     Powers of Attorney are filed herewith.

     11.  Not applicable.

     12.  Not applicable.

     13.  Not applicable.

Item 25. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.

                                            POSITIONS AND
NAME AND PRINCIPAL                          OFFICES WITH
BUSINESS ADDRESS                            AXA EQUITABLE
----------------                            -------------

DIRECTORS

Henri de Castries                           Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                               Director
AXA
25, Avenue Matignon
75008 Paris, France

Charlynn Goins                              Director
30 Beekman Place, Apt. 8A
New York, NY 10022

Anthony J. Hamilton                         Director
AXA UK plc
5 Old Broad Street
London, England EC2N 1AD

Mary R. (Nina) Henderson                    Director
Henderson Advisory Consulting
425 East 86th Street
Apt 12-C
New York, NY 10028

James F. Higgins                            Director
Morgan Stanley
Harborside Financial Center
Plaza Two, Second Floor
Jersey City, NJ  07311

Peter S. Kraus                              Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Scott D. Miller                             Director
SSA & Company
315 East Hopkins Avenue
Aspen, CO 81611

Joseph H. Moglia                            Director
TD Ameritrade Holding Corporation
4211 South 102nd Street
Omaha, NE 68127

Lorie A. Slutsky                            Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Ezra Suleiman                               Director
Princeton University
Corwin Hall
Princeton, NJ 08544

Peter J. Tobin                              Director
1 Briarwood Lane
Denville, NJ 07834

OFFICER-DIRECTORS
-----------------

*Christopher M. Condron                     Chairman of the Board, President,
                                            Chief Executive Officer
                                            and Director

OTHER OFFICERS
--------------

*Harvey Blitz                               Senior Vice President

*Kevin R. Byrne                             Executive Vice President,
                                            Chief Investment Officer
                                            and Treasurer

*Alvin H. Fenichel                          Senior Vice President and
                                            Chief Accounting Officer

*Jennifer Blevins                           Executive Vice President

*Mary Fernald                               Senior Vice President and
                                            Chief Underwriting Officer

*David Kam                                  Senior Vice President and Actuary


*Richard S. Dziadzio                        Senior Executive Vice President and
                                            Chief Financial Officer

*Barbara Goodstein                          Executive Vice President

*Andrew J. McMahon                          Senior Executive Vice President

*Claude Methot                              Executive Vice President and
                                            President, Financial Protection and
                                            Wealth Management

*Andrew Raftis                              Senior Vice President and Auditor

*Kevin E. Murray                            Executive Vice President and
                                            Chief Information Officer

*James F. Mullery                           Senior Vice President

*Anne M. Katcher                            Senior Vice President and
                                            Senior Actuary

*Anthony F. Recine                          Senior Vice President,
                                            Chief Compliance Officer and
                                            Deputy General Counsel

*Karen Field Hazin                          Vice President, Secretary and
                                            Associate General Counsel

*Dave S. Hattem                             Senior Vice President and
                                            General Counsel

*Richard V. Silver                          Senior Executive Vice President,
                                            Chief Administrative Officer and
                                            Chief Legal Officer

*Michel Perrin                              Senior Vice President and Actuary

*Naomi J. Weinstein                         Vice President

*Charles A. Marino                          Executive Vice President and
                                            Chief Actuary

*James A. Shepherdson                       Senior Executive Vice President and
                                            President, Retirement Savings

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

          Separate Account No. 49 of AXA Equitable Life Insurance Company (the "Separate Account") is a separate account of AXA Equitable Life Insurance Company. AXA Equitable Life Insurance Company, a New York stock life insurance company, is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable Life Insurance Company. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

          Set forth below are the subsidiary charts for the Holding Company and
AXA:

The AXA Group Organizational Charts January 1st 2009 are incorporated herein by reference to Exhibit 26 to Registration Statement (File No. 333-160951) on Form N-4, filed October 23, 2009.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
        AS OF :  DECEMBER 31, 2009


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
                                                                                                  --------------------------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                                                 DE             NY
----------------------------------------------------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                                  Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                                    Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     787 Holdings, LLC                                                              Operating           DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)                                              DE             NY
     -----------------------------------------------------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                               Insurance        Bermuda         Bermuda
        --------------------------------------------------------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                                                  DE             NY
        --------------------------------------------------------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                                                               DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                                            Operating           DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              AXA Network of Alabama, LLC                                           Operating           AL             AL
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC                   Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC                    Operating           MA             MA
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Nevada, Inc.                                           Operating           NV             NV
              --------------------------------------------------------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                                      Operating          P.R.           P.R.
              --------------------------------------------------------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.                           Operating           TX             TX
           -----------------------------------------------------------------------------------------------------------------------
           PlanConnect, LLC                                                         Operating           DE             NY
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *                         Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                                           Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                                        Investment          DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                               Investment          **
           -----------------------------------------------------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                                      HCO              NY             NY
           -----------------------------------------------------------------------------------------------------------------------
              See Attached Listing A
           -----------------------------------------------------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                                     HCO              DE             NY
           -----------------------------------------------------------------------------------------------------------------------
           EVSA, Inc.                                                               Investment          DE             PA
        --------------------------------------------------------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)                  Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
        MONY Life Insurance Company *                                               Insurance           NY             NY
        --------------------------------------------------------------------------------------------------------------------------
              See Attached Listing C
              --------------------------------------------------------------------------------------------------------------------

                                                                                                  Parent's
                                                                                      Number of  Percent of
                                                                         Federal       Shares    Ownership          Comments
                                                                        Tax ID #        Owned    or Control (e.g., Basis of Control)
                                                                        ---------       -----    ---------- -----------------------
                                                                       -------------
AXA Financial, Inc.  (Notes 1 & 2)   **                                13-3623351
------------------------------------------------------------------------------------
     MONY Agricultural Investment Advisers, Inc.                       75-2961816                  100.00%
     -------------------------------------------------------------------------------
     MONY Capital Management, Inc.                                     13-4194065                  100.00%
     -------------------------------------------------------------------------------
     MONY Asset Management, Inc.                                       13-4194080                  100.00%
     -------------------------------------------------------------------------------
     787 Holdings, LLC                                                 See Note 19                 100.00%
     -------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Notes 2 &16)             52-2197822             -    100.00%
     -------------------------------------------------------------------------------
        AXA Financial (Bermuda) Ltd.*                                  14-1903564       250,000    100.00%
        ----------------------------------------------------------------------------
        AXA Distribution Holding Corporation  (Note 2)                 13-4078005         1,000    100.00%
        ----------------------------------------------------------------------------
           AXA Advisors, LLC     (Note 5)                              13-4071393             -    100.00%
           -------------------------------------------------------------------------
           AXA Network, LLC     (Note 6)                               06-1555494             -    100.00%
           -------------------------------------------------------------------------
              AXA Network of Alabama, LLC                              06-1562392             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Connecticut, Maine and New York, LLC      13-4085852             -    100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Massachusetts, LLC       04-3491734             -    100.00%
              ----------------------------------------------------------------------
              AXA Network of Nevada, Inc.                              13-3389068                  100.00%
              ----------------------------------------------------------------------
              AXA Network of Puerto Rico, Inc.                         66-0577477                  100.00%
              ----------------------------------------------------------------------
              AXA Network Insurance Agency of Texas, Inc.              75-2529724         1,050    100.00%
           -------------------------------------------------------------------------
           PlanConnect, LLC                                            27-1540220                  100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company (Note 2 & 9) *            13-5570651     2,000,000    100.00%   NAIC # 62944
        ----------------------------------------------------------------------------
           Equitable Deal Flow Fund, L.P.                              13-3385076             -          -   G.P & L.P.
           -------------------------------------------------------------------------
              Equitable Managed Assets, L.P.                           13-3385080             -          -   G.P.
           -------------------------------------------------------------------------
           Real Estate Partnership Equities (various)                       -                 -          -   **
           -------------------------------------------------------------------------
           Equitable Holdings, LLC  (Notes 3 & 4)                      22-2766036             -    100.00%
           -------------------------------------------------------------------------
              See Attached Listing A
           -------------------------------------------------------------------------
           ACMC, Inc.     (Note 4)                                     13-2677213     5,000,000    100.00%
           -------------------------------------------------------------------------
           EVSA, Inc.                                                  23-2671508            50    100.00%
        ----------------------------------------------------------------------------
        AXA Equitable Life and Annuity Company * (Note 10,17 & 18)     13-3198083                  100.00%
        ----------------------------------------------------------------------------
        MONY Life Insurance Company *                                  13-1632487                  100.00%
        ----------------------------------------------------------------------------
              See Attached Listing C
              ----------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

*    Affiliated Insurer

** Information relating to Equitable's Real Estate Partnership Equities is disclosed in Schedule BA, Part 1 of AXA Equitable Life's Annual Statement, which has been filed with the N.Y.S. Insurance Department.

***  All subsidiaries are corporations, except as otherwise noted.

1. The Equitable Companies Incorporated changed its name to AXA Financial, Inc. on Sept. 3, 1999.

2. Effective Sept. 20, 1999, AXA Financial, Inc. transferred ownership of Equitable Life to AXA Client Solutions, LLC, which was formed on July 19, 1999.
         Effective January 1, 2002, AXA Client Solutions, LLC transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial, Inc.
         Effective May 1, 2002, AXA Client Solutions, LLC changed its name to AXA Financial Services, LLC.
         Effective June 1, 2002, AXA Financial, Inc. transferred ownership of Equitable Life and AXA Distribution Holding Corp. to AXA Financial Services, LLC.
         Effective November 30, 2007, the name of AXA Financial Services, LLC was changed to AXA Equitable Financial Services, LLC.

3. Equitable Holding Corp. was merged into Equitable Holdings, LLC on Dec. 19, 1997.

4. In October 1999, AllianceBernstein Holding L.P. ("AllianceBernstein Holding L.P.") reorganized by transferring its business and assets to AllianceBernstein L.P., a newly formed private partnership ("AllianceBernstein").

     As of December 31, 2009, AXF's subsidiaries own 44.81% of the issued and outstanding units of limited partnership interest in AllianceBernstein (the "AllianceBernstein Units"), as follows:
            AXA Financial Bermuda, held directly 15,276,937 AllianceBernstein Units (5.50%),
            AXA Equitable Life directly own 29,100,290 AllianceBernstein
            Units (10.49%),
            ACMC, Inc. own 66,220,822 AllianceBernstein Units (23.86%), and
            As of December 31, 2009, MONY owns 6,841,642 (2.47%)
            AllianceBernstein Units and MLOA owns 2,587,472 (.93%) AllianceBernstein Units

     AllianceBernstein Corporation also own a 1% general partnership interest in AllianceBernstein L.P.

     In addition, ACMC, Inc. own 722,178 units (0.26%), representing assignments of beneficial ownership of limited partnership interests in AllianceBernstein Holding (the "AllianceBernstein Holding Units"). AllianceBernstein Corporation own 822,178 units of general partnership interest (0.30%), in AllianceBernstein Holding L.P. AllianceBernstein Holding Units are publicly traded on the New York Stock exchange.

5. EQ Financial Consultants (formerly, Equico Securities, Inc.) was merged into AXA Advisors, LLC on Sept. 20, 1999. AXA Advisors, LLC was transferred from Equitable Holdings, LLC to AXA Distribution Holding Corporation on Sept. 21, 1999.

6. Effective March 15, 2000, Equisource of New York, Inc. and 14 of its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp. EquiSource of Alabama, Inc. became AXA Network of Alabama, LLC. EquiSource Insurance Agency of Massachusetts, Inc. became AXA Network Insurance Agency of Massachusetts, LLC. Equisource of Nevada, Inc., of Puerto Rico, Inc., and of Texas, Inc., changed their names from "EquiSource" to become "AXA Network", respectively. Effective February 1, 2002, Equitable Distributors Insurance Agency of Texas, Inc. changed its name to AXA Distributors Insurance Agency of Texas, Inc. Effective February 13, 2002 Equitable Distributors Insurance Agency of Massachusetts, LLC changed its name to AXA Distributors Insurance Agency of Massachusetts, LLC.

7. Effective June 6, 2000, Frontier Trust Company was sold by ELAS to AXF and merged into Frontier Trust Company, FSB.

8. Effective June 1, 2001, Equitable Structured Settlement Corp was transferred from ELAS to Equitable Holdings, LLC.

9. Effective September 2004, The Equitable Life Assurance Society of the United States changed its name to AXA Equitable Life Insurance Company.

10. Effective September 2004, The Equitable of Colorado changed its name to AXA Life and Annuity Company.

11.  Effective February 18, 2005, MONY Realty Capital, Inc. was sold.

12.  Effective May 26, 2005, Matrix Capital Markets Group was sold.

12.  Effective May 26, 2005, Matrix Private Equities was sold.

13.  Effective December 2, 2005, Advest Group was sold.

14. Effective February 24, 2006, Alliance Capital Management Corporation changed its name to AllianceBernstein Corporation.

15.  Effective July 11, 2007, Frontier Trust Company, FSB was sold.

16. Effective November 30, 2007, AXA Financial Services, LLC changed its name to AXA Equitable Financial Services, LLC.

17. Effective August 1, 2008, AXA Equitable Life Insurance Company tranferred ownership of AXA Life and Annuity Company to AXA Equitable Financial Services, LLC.

18. Effective September 22, 2008, AXA Life and Annuity Company changed its name to AXA Equitable Life and Annuity Company.

19. The EIN for 787 Holdings, LLC is 27-0294443, to be used for federal employment taxes and certain federal excise taxes.
        For federal tax purposes, it should generally use AXA Financial's EIN, which is 13-3623351.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------

    Dissolved - On November 3, 2000, Donaldson, Lufkin & Jenrette, Inc. was
                   sold to Credit Suisse Group.
              - 100 Federal Street Funding Corporation was dissolved August 31,
                   1998.
              - 100 Federal Street Realty Corporation was dissolved December 20,
                   2001.
              - CCMI Corp. was dissolved on October 7, 1999.
              - ELAS Realty, Inc. was dissolved January 29, 2002.
              - EML Associates, L.P. was dissolved March 27, 2001.
              - EQ Services, Inc. was dissolved May 11, 2001.
              - Equitable BJVS, Inc. was dissolved October 3, 1999.
              - Equitable Capital Management Corp. became ECMC, LLC on
                   November 30, 1999.
              - Equitable JV Holding Corp. was dissolved on June 1, 2002.F142
              - Equitable JVS II, Inc. was dissolved December 4, 1996
              - Equitable Underwriting & Sales Agency (Bahamas) Ltd. was
                   dissolved on December 31, 2000.
              - EREIM LP Associates (L.P.) was dissolved March 27, 2001.
              - EREIM Managers Corporation was dissolved March 27, 2001.
              - EVLICO East Ridge, Inc. was dissolved Jan. 13, 2001
              - EVLICO, Inc. was dissolved in 1999.
              - Franconom, Inc. was dissolved on December 4, 2000.
              - GP/EQ Southwest, Inc. was dissolved October 21, 1997
              - HVM Corp. was dissolved on Feb. 16, 1999.
              - ML/EQ Real Estate Portfolio, L.P. was dissolved March 27, 2001.
              - Prime Property Funding, Inc. was dissolved in Feb. 1999.
              - Sarasota Prime Hotels, Inc. became Sarasota Prime Hotels, LLC.
              - Six-Pac G.P., Inc. was dissolved July 12,1999
              - Paramount Planners, LLC., a direct subsidiary of AXA
                   Distribution Holding Corporation, was dissolved on December 5, 2003
              - Equitable Rowes Wharf, Inc. was dissolved October 12, 2004
              - ECLL Inc. was dissolved July 15, 2003
              - MONY Realty Partners, Inc. was dissolved February 2005.
              - Wil-Gro, Inc. was dissolved June, 2005.
              - Sagamore Financial LLC was dissolved August 31, 2006.
              - Equitable JVS was dissolved August, 2007.
              - Astor Times Square Corp. dissolved as of April 2007.
              - Astor/Broadway Acquisition Corp. dissolved as of  August 2007.
              - PC Landmark, Inc. has been administratively dissolved.
              - EJSVS, Inc. has been administratively dissolved.
              - STCS, Inc. was dissolved on August 15, 2007.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING A - EQUITABLE HOLDINGS, LLC
-----------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------------
        AXA Equitable Life Insurance Company *
        -------------------------------------------------------------------------
           Equitable Holdings, LLC
           -----------------------------------------------------------------------------------------------------------------------
              ELAS Securities Acquisition Corporation                               Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Casualty Insurance Company *                                Operating           VT             VT
              --------------------------------------------------------------------------------------------------------------------
              ECMC, LLC   (See Note 4 on Page 2)                                    Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 Equitable Capital Private Income & Equity
                   Partnership II, L.P.                                             Investment          DE             NY
              --------------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation (See Note 4 on Page 2)                  Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                  See Attached Listing B
              --------------------------------------------------------------------------------------------------------------------
              AXA Distributors, LLC                                                 Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
                 AXA  Distributors Insurance Agency of Alabama, LLC                 Operating           DE             AL
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency, LLC                             Operating           DE          CT, ME,NY
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Massachusetts, LLC            Operating           MA             MA
                 -----------------------------------------------------------------------------------------------------------------
                 AXA Distributors Insurance Agency of Texas, Inc.                   Operating           TX             TX
              --------------------------------------------------------------------------------------------------------------------
              J.M.R. Realty Services, Inc.                                          Operating           DE             NY
              --------------------------------------------------------------------------------------------------------------------
              Equitable Structured Settlement Corp.  (See Note 8 on Page 2)         Operating           DE             NJ
              --------------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                            Federal     Shares    Ownership          (e.g.,
                                                                           Tax ID #      Owned    or Control    Basis of Control)
                                                                           ---------     -----    ----------   -------------------
AXA Financial, Inc.
--------------------------------------------------------------------------
  AXA Equitable Financial Services, LLC   (Note 2)
  ------------------------------------------------------------------------
     AXA Equitable Life Insurance Company *
     ---------------------------------------------------------------------
       Equitable Holdings, LLC
       -------------------------------------------------------------------------------
          ELAS Securities Acquisition Corporation                         13-3049038       500      100.00%
          ----------------------------------------------------------------------------
          Equitable Casualty Insurance Company *                          06-1166226     1,000      100.00%
          ----------------------------------------------------------------------------
          ECMC, LLC   (See Note 4 on Page 2)                              13-3266813         -      100.00%
          ----------------------------------------------------------------------------
             Equitable Capital Private Income & Equity                                                         ECMC is G.P.
               Partnership II, L.P.                                       13-3544879         -           -     ("Deal Flow Fund II")
          ----------------------------------------------------------------------------
          AllianceBernstein Corporation (See Note 4 on Page 2)            13-3633538       100      100.00%
          ----------------------------------------------------------------------------
              See Attached Listing B
          ----------------------------------------------------------------------------
          AXA Distributors, LLC                                           52-2233674         -      100.00%
          ----------------------------------------------------------------------------
             AXA  Distributors Insurance Agency of Alabama, LLC           52-2255113         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency, LLC                       06-1579051         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of
               Massachusetts, LLC                                         04-3567096         -      100.00%
             -------------------------------------------------------------------------
             AXA Distributors Insurance Agency of Texas, Inc.             74-3006330     1,000      100.00%
          ----------------------------------------------------------------------------
          J.M.R. Realty Services, Inc.                                    13-3813232     1,000      100.00%
          ----------------------------------------------------------------------------
          Equitable Structured Settlement Corp. (See Note 8 on Page 2)    22-3492811       100      100.00%
          ----------------------------------------------------------------------------

*  Affiliated Insurer

          Equitable Investment Corp merged into Equitable Holdings, LLC on
            November 30, 1999.
          Equitable Capital Management Corp. became ECMC, LLC on November 30,
            1999.
          Effective March 15, 2000, Equisource of New York, Inc. and its subsidiaries were merged into AXA Network, LLC, which was then sold to AXA Distribution Holding Corp.
          Effective January 1, 2002, Equitable Distributors, Inc. merged into
            AXA Distributors, LLC.

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                               State of       State of
                                                                               Type of        Incorp. or      Principal
                                                                              Subsidiary       Domicile       Operation
                                                                              ----------       --------       ---------
AXA Financial, Inc.
---------------------------------------------------------------------------
     AXA Equitable Financial Services, LLC   (Note 2)
     ----------------------------------------------------------------------
        AXA Equitable Life Insurance Company*
        -------------------------------------------------------------------
           Equitable Holdings, LLC
           ----------------------------------------------------------------------------------------------------------------
              AllianceBernstein Corporation                                                       DE             NY
              -------------------------------------------------------------------------------------------------------------
                 AllianceBernstein Holding L.P. (See Note 4 on Page 2)      HCO (NYSE: AB)        DE             NY
                 ----------------------------------------------------------------------------------------------------------
                 AllianceBernstein L.P.  (See Note 4 on Page 2)               Operating           DE             NY
                 ----------------------------------------------------------------------------------------------------------
                    AllianceBernstein Trust Company, LLC                      Operating           NH             NY
                    -------------------------------------------------------------------------------------------------------
                    Cursitor Alliance LLC                                        HCO              DE             MA
                    -------------------------------------------------------------------------------------------------------
                    Alliance Capital Management LLC                              HCO              DE             NY
                    -------------------------------------------------------------------------------------------------------
                       Sanford C. Bernstein & Co., LLC                        Operating           DE             NY
                    -------------------------------------------------------------------------------------------------------
                    AllianceBernstein Corporation of Delaware                    HCO              DE             NY
                     ------------------------------------------------------------------------------------------------------
                       ACAM Trust Company Private Ltd.                        Operating         India           India
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Argentina) S.R.L.                   Operating       Argentina       Argentina
                       ----------------------------------------------------------------------------------------------------
                       ACM Software Services Ltd.                             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       Alliance Barra Research Institute, Inc.                   HCO              DE             NY
                       ----------------------------------------------------------------------------------------------------
                        AllianceBernstein Japan Inc.                              HCO              DE            Japan
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein Japan Ltd.                  Operating         Japan           Japan
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Invest. Management Australia
                          Limited                                             Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Global Derivatives Corp.             Operating           DE             NY
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Investimentos (Brazil) Ltda.         Operating         Brazil         Brazil
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Limited                              Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                                ACM Bernstein GmbH                            Operating        Germany         Germany
                                -------------------------------------------------------------------------------------------
                                AllianceBernstein Services Limited            Operating          U.K.           U.K.
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Luxembourg) S.A.                    Operating          Lux.           Lux.
                       ----------------------------------------------------------------------------------------------------
                                AllianceBernstein (France) SAS                Operating         France         France
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein (Mexico) S. de R.L. de C.V.          Operating         Mexico         Mexico
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Australia Limited                    Operating       Australia       Australia
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein Canada, Inc.                         Operating         Canada         Canada
                       ----------------------------------------------------------------------------------------------------
                       AllianceBernstein New Zealand Limited                  Operating      New Zealand     New Zealand
                       ----------------------------------------------------------------------------------------------------

                                                                                                      Parent's
                                                                                         Number of   Percent of       Comments
                                                                              Federal     Shares     Ownership          (e.g.,
                                                                             Tax ID #      Owned     or Control    Basis of Control)
                                                                             ---------     -----     ----------   ------------------
AXA Financial, Inc.
---------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------
         Equitable Holdings, LLC
         ------------------------------------------------------------------------------
            AllianceBernstein Corporation                                 13-3633538                            owns 1% GP interest
                                                                                                                in AllianceBernstein
                                                                                                                L.P. and 100,000 GP
                                                                                                                units in
                                                                                                                AllianceBernstein
                                                                                                                Holding L.P.
            ---------------------------------------------------------------------------
               AllianceBernstein Holding L.P. (See Note 4 on Page 2)      13-3434400
               ------------------------------------------------------------------------
               AllianceBernstein L.P.  (See Note 4 on Page 2)             13-4064930
               ------------------------------------------------------------------------
                  AllianceBernstein Trust Company, LLC                    13-4064930                  100.00%   Sole member interest
                  ---------------------------------------------------------------------
                  Cursitor Alliance LLC                                   22-3424339                  100.00%
                  ---------------------------------------------------------------------
                  Alliance Capital Management LLC                              -                      100.00%
                  ---------------------------------------------------------------------
                     Sanford C. Bernstein & Co., LLC                      13-4132953                  100.00%
                  ---------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware               13-2778645            10    100.00%
                   ---------------------------------------------------------------------
                     ACAM Trust Company Private Ltd.                           -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Argentina) S.R.L.                      -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     ACM Software Services Ltd.                           13-3910857                  100.00%
                     ------------------------------------------------------------------
                     Alliance Barra Research Institute, Inc.              13-3548918         1,000    100.00%
                     ------------------------------------------------------------------
                      AllianceBernstein Japan Inc.                         13-3009358
                     ------------------------------------------------------------------
                              AllianceBernstein Japan Ltd.                     -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Invest. Management Australia
                        Limited                                                -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Global Derivatives Corp.           13-3626546         1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Investimentos (Brazil) Ltda.            -                       99.00%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns 1%
                     ------------------------------------------------------------------
                     AllianceBernstein Limited                                 -           250,000    100.00%
                     ------------------------------------------------------------------
                              ACM Bernstein GmbH                               -                      100.00%
                              ---------------------------------------------------------
                              AllianceBernstein Services Limited               -             1,000    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Luxembourg) S.A.                       -             3,999     99.98%   AllianceBernstein
                                                                                                                Oceanic Corporation
                                                                                                                owns .025%
                     ------------------------------------------------------------------
                              AllianceBernstein (France) SAS                   -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein (Mexico) S. de R.L. de C.V.             -                      100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein Australia Limited                       -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------
                     AllianceBernstein Canada, Inc.                       13-3630460        18,750    100.00%
                     ------------------------------------------------------------------
                     AllianceBernstein New Zealand Limited                     -                       50.00%   3rd party (NMFM)
                                                                                                                owns 50%
                     ------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING B - ALLIANCEBERNSTEIN CORPORATION
-----------------------------------------


                                                                                                     State of       State of
                                                                                     Type of        Incorp. or      Principal
                                                                                    Subsidiary       Domicile       Operation
                                                                                    ----------       --------       ---------
AXA Financial, Inc.
--------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   ----------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      -------------------------------------------------------------------------
         Equitable Holdings, LLC
         -----------------------------------------------------------------------------------------------------------------------
            AllianceBernstein Corporation                                                             DE             NY
            --------------------------------------------------------------------------------------------------------------------
               AllianceBernstein L.P.                                             Operating           DE             NY
               -----------------------------------------------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)                 HCO              DE             NY
                  --------------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                   Operating       So Africa       So Africa
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                           Operating       Singapore       Singapore
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                       HCO          Mauritius       Mauritius
                     -----------------------------------------------------------------------------------------------------------
                              Alliance Capital Asset Management (India)
                                 Private Ltd                                      Operating         India           India
                              --------------------------------------------------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                     Operating         India           India
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                           HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                           Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.               Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                                   HCO              DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.              Operating         Korea           Korea
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                          Operating           DE             NY
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.                    Operating           DE             TX
                     -----------------------------------------------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                          Operating       Hong Kong       Hong Kong
                     -----------------------------------------------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                       Operating         Taiwan         Taiwan
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                 Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.          Operating          U.K.           U.K.
                     -----------------------------------------------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                      Inactive       Australia       Australia
                     -----------------------------------------------------------------------------------------------------------

                                                                                                     Parent's
                                                                                         Number of  Percent of        Comments
                                                                              Federal     Shares     Ownership         (e.g.,
                                                                             Tax ID #     Owned     or Control    Basis of Control)
                                                                             ---------    -----     ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -------------------------------------------------------------------------
      AXA Equitable Life Insurance Company*
      ----------------------------------------------------------------------
         Equitable Holdings, LLC
         --------------------------------------------------------------------------------
            AllianceBernstein Corporation                                   13-3633538
            -----------------------------------------------------------------------------
               AllianceBernstein L.P.                                       13-4064930
               --------------------------------------------------------------------------
                  AllianceBernstein Corporation of Delaware (Cont'd)        13-2778645
                  -----------------------------------------------------------------------
                     AllianceBernstein Investment Research (Proprietary)
                        Limited                                                  -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein (Singapore) Ltd.                          -                   100.00%
                     --------------------------------------------------------------------
                     Alliance Capital (Mauritius) Private Ltd.                   -                   100.00%
                     --------------------------------------------------------------------
                              Alliance Capital Asset Management (India)          -                    75.00%   3rd party (Ankar
                                 Private Ltd                                                                   Capital India Pvt.
                                                                                                               Ltd.) owns 25%
                              -----------------------------------------------------------
                              AllianceBernstein Invest. Res. & Manage.
                                 (India) Pvt.                                    -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Oceanic Corporation                  13-3441277     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Capital Real Estate, Inc.                     75-3165543               100.00%
                     --------------------------------------------------------------------
                     Alliance Corporate Finance Group Incorporated.         52-1671668     1,000     100.00%
                     --------------------------------------------------------------------
                     Alliance Eastern Europe, Inc.                          13-3802178               100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Asset Management (Korea) Ltd.             -                   100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investments, Inc.                    13-3191825       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Investor Services, Inc.              13-3211780       100     100.00%
                     --------------------------------------------------------------------
                     AllianceBernstein Hong Kong Limited                         -                   100.00%
                     --------------------------------------------------------------------
                              AllianceBernstein Taiwan Ltd.                      -                    99.00%   Others own 1%
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Limited                                -                   100.00%
                     --------------------------------------------------------------------
                              Sanford C. Bernstein (CREST Nominees) Ltd.         -                   100.00%   Devonshire House,
                                                                                                               1 Mayfair Place
                     --------------------------------------------------------------------
                     Sanford C. Bernstein Proprietary Limited                    -                   100.00%   Inactive
                     --------------------------------------------------------------------

AXA FINANCIAL, INC. - SUBSIDIARY ORGANIZATION CHART : Q4-2009
-------------------------------------------------------------
LISTING C - MONY
----------------



                                                                                                   State of       State of
                                                                                   Type of        Incorp. or      Principal
                                                                                  Subsidiary       Domicile       Operation
                                                                                  ----------       --------       ---------
AXA Financial, Inc.
----------------------------------------------------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                                    Operating           DE             CO
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                                  Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                                    Operating           DE             NY
   -----------------------------------------------------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------------------------------------------------
      MONY Life Insurance Company *                                               Insurance           NY             NY
      --------------------------------------------------------------------------------------------------------------------------
         MONY International Holdings, LLC                                            HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*           Insurance       Argentina       Argentina
            --------------------------------------------------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                         HCO           Jamaica         Jamaica
            --------------------------------------------------------------------------------------------------------------------
            MBT, Ltd.                                                             Operating     Cayman Islands Cayman Islands
            --------------------------------------------------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                     Operating         Brazil         Brazil
               -----------------------------------------------------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*                 Insurance     Cayman Islands Cayman Islands
         -----------------------------------------------------------------------------------------------------------------------
         MONY Life Insurance Company of America*                                  Insurance           AZ             NY
         -----------------------------------------------------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                                  Insurance           OH             OH
         -----------------------------------------------------------------------------------------------------------------------
         MONY Financial Services, Inc.                                               HCO              DE             NY
         -----------------------------------------------------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                                      Operating           OH             OH
            --------------------------------------------------------------------------------------------------------------------
            MONY Brokerage, Inc.                                                  Operating           DE             PA
            --------------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                                 Operating           OH             OH
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                              Operating           AL             AL
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                                Operating           TX             TX
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.                        Operating           MA             MA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                           Operating           WA             WA
               -----------------------------------------------------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                           Operating           NM             NM
            --------------------------------------------------------------------------------------------------------------------
            1740 Ventures, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                                   Operating           GA             GA
            --------------------------------------------------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                                 Operating           DE             GA
            --------------------------------------------------------------------------------------------------------------------
            MONY Assets Corp.                                                        HCO              NY             NY
            --------------------------------------------------------------------------------------------------------------------
               MONY Benefits Management Corp.                                     Operating           DE             NY
            --------------------------------------------------------------------------------------------------------------------
            1740 Advisers, Inc.                                                   Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
            MONY Securities Corporation                                           Operating           NY             NY
            --------------------------------------------------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.                    Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------
               Trusted Investment Advisers Corp.                                  Operating           MN             NY
               -----------------------------------------------------------------------------------------------------------------

                                                                                                   Parent's
                                                                                       Number of  Percent of       Comments
                                                                           Federal      Shares    Ownership          (e.g.,
                                                                          Tax ID #       Owned    or Control    Basis of Control)
                                                                          ---------      -----    ----------  --------------------
AXA Financial, Inc.
----------------------------------------------------------------------------------------
   MONY Agricultural Investment Advisers, Inc.                           75-2961816                  100.00%
   -----------------------------------------------------------------------------------
   MONY Capital Management, Inc.                                         13-4194065                  100.00%
   -----------------------------------------------------------------------------------
   MONY Asset Management, Inc.                                           13-4194080                  100.00%
   -----------------------------------------------------------------------------------
   AXA Equitable Financial Services, LLC   (Note 2)
   -----------------------------------------------------------------------------------
      AXA Equitable Life Insurance Company *
      --------------------------------------------------------------------------------
      MONY Life Insurance Company *                                      13-1632487                  100.00%
      --------------------------------------------------------------------------------
         MONY International Holdings, LLC                                13-3790446                  100.00%
         -----------------------------------------------------------------------------
            MONY International Life Insurance Co. Seguros de Vida S.A.*  98-0157781                  100.00%
            --------------------------------------------------------------------------
            MONY Financial Resources of the Americas Limited                                          99.00%
            --------------------------------------------------------------------------
            MBT, Ltd.                                                    98-0152047                  100.00%  79% by MONY Int'l
                                                                                                              Holdings & 21% by
                                                                                                              MONY Financial
                                                                                                              Resources
            --------------------------------------------------------------------------
               MONY Consultoria e Corretagem de Seguros Ltda.                                         99.00%
               -----------------------------------------------------------------------
               MONY Life Insurance Company of the Americas, Ltd.*        98-0152046                  100.00%
         -----------------------------------------------------------------------------
         MONY Life Insurance Company of America*                         86-0222062                  100.00%
         -----------------------------------------------------------------------------
         U.S. Financial Life Insurance Company *                         38-2046096       405,000    100.00%
         -----------------------------------------------------------------------------
         MONY Financial Services, Inc.                                   11-3722370         1,000    100.00%
         -----------------------------------------------------------------------------
            Financial Marketing Agency, Inc.                             31-1465146            99     99.00%
            --------------------------------------------------------------------------
            MONY Brokerage, Inc.                                         22-3015130         1,500    100.00%
            --------------------------------------------------------------------------
               MBI Insurance Agency of Ohio, Inc.                        31-1562855             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Alabama, Inc.                     62-1699522             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Texas, Inc.                       74-2861481            10    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Massachusetts, Inc.               06-1496443             5    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of Washington, Inc.                  91-1940542             1    100.00%
               -----------------------------------------------------------------------
               MBI Insurance Agency of New Mexico, Inc.                  62-1705422             1    100.00%
            --------------------------------------------------------------------------
            1740 Ventures, Inc.                                          13-2848244         1,000    100.00%
            --------------------------------------------------------------------------
            Enterprise Capital Management, Inc.                          58-1660289           500    100.00%
            --------------------------------------------------------------------------
               Enterprise Fund Distributors, Inc.                        22-1990598         1,000    100.00%
            --------------------------------------------------------------------------
            MONY Assets Corp.                                            13-2662263       200,000    100.00%
            --------------------------------------------------------------------------
               MONY Benefits Management Corp.                            13-3363383         9,000    100.00%
            --------------------------------------------------------------------------
            1740 Advisers, Inc.                                          13-2645490        14,600    100.00%
            --------------------------------------------------------------------------
            MONY Securities Corporation                                  13-2645488         7,550    100.00%
            --------------------------------------------------------------------------
               Trusted Insurance Advisers General Agency Corp.           41-1941465         1,000    100.00%
               -----------------------------------------------------------------------
               Trusted Investment Advisers Corp.                         41-1941464             1    100.00%
               -----------------------------------------------------------------------


-  As of February 18, 2005, MONY Realty Capital, Inc. was sold.
-  As of February 2005, MONY Realty Partners, Inc. was dissolved
- MONY Financial Resources of the Americas Limited, is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Jamaican regulatory reasons.
- MONY Consultoria e Corretagem de Seguros Ltda., is 99% owned by MONY International Holdings, LLC and an individual holds one share of it stock for Brazilian regulatory reasons.
- Financial Marketing Agency, Inc., is 99% owned by MONY International Holdings, LLC and an individual in Ohio holds one share of it stock for regulatory reasons.
-  Enterprise Accumulation Trust was merged into EQAT on July 9, 2004
-  MONY Series Funds, Inc. was merged into EQAT on July 9, 2004
-  As of August 31, 2006, Sagamore Financial LLC was dissolved
-  MONY Benefits Service Corp. was sold on January 26, 2007.
- As of November 30, 2007, MONY Holdings LLC merged into AXA Equitable Financial Services, LLC.
-  MONY Bank & Trust Company of the Americas, Ltd. changed its name to MBT Ltd.

Item 27. Number of Contractowners

         As of February 28, 2010, there were 126,606 Qualified Contract owners and 89,228 Non-Qualified Contract owners of the contracts offered by the registrant under this Registration Statement.


Item 28. Indemnification

     (a) Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

          7.4 Indemnification of Directors, Officers and Employees. (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                 (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

               (iii) the related expenses of any such person in any of said categories may be advanced by the Company.

                      (b) To the extent permitted by the law of the State of New
                          York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726; Insurance Law ss. 1216)

         The directors and officers of AXA Equitable are insured under policies issued by Lloyd's of London, X.L. Insurance Company, Arch Insurance Company, Endurance Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company, AXIS Insurance Company and ACE Insurance Company. The annual limit on such policies is $150 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

     (b) Indemnification of Principal Underwriters

         To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Distributors, LLC and AXA Advisors, LLC have undertaken to indemnify each of its respective directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Distributors, LLC and AXA Advisors, LLC.

     (c) Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29. Principal Underwriters

     (a) AXA Advisors, LLC, and AXA Distributors, LLC, both affiliates of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, are the principal underwriters for Separate Accounts 49 and FP of AXA Equitable, EQ Advisors Trust and AXA Premier VIP Trust, and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A and MONY America Variable Account L. In addition, AXA Advisors is the principal underwriter for AXA Equitable's Separate Accounts 45, 301, A and I, and MONY's MONY Variable Account S, MONY America Variable Account S and Keynote Series Account. The principal business address of AXA Advisors, LLC and AXA Distributors, LLC. is 1290 Avenue of the Americas, NY, NY 10104.

     (b) Set forth below is certain information regarding the directors and principal officers of AXA Advisors, LLC and AXA Distributors, LLC. The business address of the persons whose names are preceded by an asterisk is that of AXA Advisors, LLC or AXA Distributors, LLC, as applicable.


(i) AXA ADVISORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA ADVISORS LLC)
----------------                      --------------------------------------
*Harvey E. Blitz                      Director and Senior Vice President

*Andrew J. McMahon                    Chairman of the Board and Director

*Christine Nigro                      President and Director

*Richard S. Dziadzio                  Director

*Barbara Goodstein                    Director

*James A. Shepherdson                 Director

*William Degnan                       Senior Vice President and Divisional
                                      President

Jeffrey Green                         Senior Vice President
4251 Crums Mill Road
Harrisburg, PA 17112

*Kevin R. Byrne                       Executive Vice President and Treasurer

*Patricia Roy                         Chief Compliance Officer

*Philip Pescatore                     Chief Risk Officer

*Maurya Keating                       Vice President and Associate
                                      General Counsel

*Anthony Sages                        Chief Sales Officer

*Francesca Divone                     Secretary

*Susan Vesey                          Assistant Secretary

(ii) AXA DISTRIBUTORS, LLC

NAME AND PRINCIPAL                    POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS                      (AXA DISTRIBUTORS, LLC)
----------------                      --------------------------------------

*James A. Shepherdson                 Director, Chairman of the Board,
                                      President and Chief Executive Officer

*Philip Meserve                       Director and Executive Vice President of
                                      Business Development

*Gary Hirschkron                      Executive Vice President

*Michael McCarthy                     Director, Senior Vice President and
                                      National Sales Manager

*Joanne Petrini-Smith                 Executive Vice President

*Lee Small                            Senior Vice President and
                                      National Sales Manager

*Anthea Perkinson                     Senior Vice President and National
                                      Accounts Director, Financial Institutions

*Nelida Garcia                        Senior Vice President

*Michael Gregg                        Executive Vice President

*Peter Golden                         Senior Vice President

*David Kahal                          Senior Vice President

*Kevin Kennedy                        Senior Vice President

*Diana Keary                          Senior Vice President

*Harvey Fladeland                     Senior Vice President

*Andrew Marrone                       Senior Vice President

*Kevin Molloy                         Senior Vice President

*Marian Sole                          Senior Vice President

*Mark Teitelbaum                      Senior Vice President

*Mary Toumpas                         Senior Vice President

*Ronald R. Quist                      Vice President and Treasurer

*Norman J. Abrams                     Vice President and General Counsel

*Nicholas Gismondi                    Vice President and Chief Financial Officer

*Gregory Lashinsky                    Assistant Vice President - Financial
                                      Operations Principal

*Francesca Divone                     Assistant Secretary

         (c) The information under "Distribution of the Contracts" in the Prospectus and Statement of Additional Information forming a part of this Registration Statement is incorporated herein by reference.

Item 30.  Location of Accounts and Records

         The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by AXA Equitable Life Insurance Company at 1290 Avenue of the Americas, New York, New York 10104, 135 West 50th Street, New York, NY 10020, and 500 Plaza Drive, Secaucus, NJ 07096. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.


Item 31. Management Services

         Not applicable.


Item 32. Undertakings

The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

          AXA Equitable represents that the fees and charges deducted under the Certificates described in this Registration Statement, in the aggregate, in each case, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the respective Certificates.

          The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b)of the Internal Revenue Code. Registrant further represents that it will comply with the provisions of paragraphs (1)-(4) of that letter.

                                   SIGNATURES



     As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to the Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 22nd day of April, 2010.



                                        SEPARATE ACCOUNT No. 49 OF
                                        AXA EQUITABLE LIFE INSURANCE COMPANY
                                                    (Registrant)

                                        By: AXA Equitable Life Insurance Company
                                                    (Depositor)


                                        By: /s/ Dodie Kent
                                           ---------------------
                                        Dodie Kent
                                        Vice President and
                                        Associate General Counsel
                                        AXA Equitable Life Insurance Company

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor, has caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 22nd day of April, 2010.




                                           AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)


                                           By: /s/ Dodie Kent
                                              ---------------------------------
                                              Dodie Kent
                                              Vice President and
                                              Associate General Counsel
                                              AXA Equitable Life Insurance
                                              Company



         As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

*Christopher M. Condron                    Chairman of the Board, President,
                                           Chief Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Richard S. Dziadzio                       Senior Executive Vice President and
                                           Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                         Senior Vice President and
                                           Chief Accounting Officer


*DIRECTORS:

Christopher M. Condron         Mary R. (Nina) Henderson   Joseph H. Moglia
Henri de Castries              James F. Higgins           Lorie A. Slutsky
Denis Duverne                  Peter S. Kraus             Ezra Suleiman
Charlynn Goins                 Scott D. Miller            Peter J. Tobin
Anthony J. Hamilton





*By: /s/ Dodie Kent
     ------------------------
         Dodie Kent
         Attorney-in-Fact

April 22, 2010.

                                 EXHIBIT INDEX


EXHIBIT NO.                                                          TAG VALUE
-----------                                                          ---------
9.(g)        Opinion and Consent of Counsel                          EX-99.9g
10.(a)       Consent of PricewaterhouseCoopers LLP                   EX-99.10a
10.(b)       Powers of Attorney                                      EX-99.10b